UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds Annual Report March 31, 2024 Multi Sector Fixed Income Funds Bond Core Fixed Income Global Core Fixed Income Income Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

∎	BOND

∎	CORE FIXED INCOME

∎	GLOBAL CORE FIXED INCOME

∎	INCOME

∎	STRATEGIC INCOME

Effective January 24, 2023, open-end mutual funds and exchange traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the Securities and Exchange Commission on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2024 (the “Reporting Period”), the performance of the global fixed income markets was broadly influenced by central bank monetary policies, interest rate volatility, inflation and other macroeconomic data, resilient corporate balance sheets and optimism about a soft landing1 for the U.S. economy.

In April 2023, when the Reporting Period began, global bond yields fluctuated in response to sticky inflation data, signs of moderating economic growth, developments in the banking sector and concerns over tightening credit conditions. The performance of spread, or non-government bond, sectors was rather flat overall, with better than consensus expected earnings and robust supply and demand providing support for investment grade and high yield corporate bonds. In May, spread sectors broadly weakened on concerns surrounding U.S. debt ceiling negotiations and banking sector stress. Heightened U.S./China geopolitical tensions, speculation about U.S. Federal Reserve (“Fed”) policy, the outlook for corporate earnings and growing focus on the rise of artificial intelligence also fueled market volatility. At their May policy meetings, the U.S. Fed, European Central Bank (“ECB”) and Bank of England (“BoE”) raised short-term interest rates. The Bank of Japan (“BoJ”) made no changes to its monetary policy. Market conditions improved in June, as investors priced in the view the U.S. would avoid recession. The Fed opted for a hawkish pause. (Hawkish tends to suggest higher interest rates; opposite of dovish.) In other words, the Fed halted monetary policy action for the first time in more than a year but still maintained higher-for-longer messaging on interest rates.

July 2023 was a mixed month for global fixed income overall, as spread sectors delivered strong performance but sovereign government bonds faltered amid continued central bank tightening. The Fed, ECB and BoE each raised their policy rates during the month and stated that incoming data would determine upcoming monetary policy actions. In contrast, the BoJ relaxed its “yield curve control.”2 (Yield curve indicates a spectrum of maturities.)

During August, global fixed income sectors broadly weakened amidst deteriorating risk sentiment, driven in part by investor concerns about China’s property market and worries about softening economic growth in Europe. Investors also remained wary of inflation, as data indicated it might be stickier than consensus expected. Overall, developed markets’ central banks maintained a tightening bias. Yields rose, especially among developed markets sovereign bonds. The 10-year U.S. Treasury yield hit 4.36% on August 22nd, its highest level since 2007. Also in August, Fitch Ratings downgraded long-term U.S. sovereign debt from AAA to AA+, reflecting U.S. governance and medium-term fiscal challenges. September was a weak month for global fixed income. Although the Fed left short-term interest rates unchanged, policymakers suggested there would likely be one more rate hike in 2023. Global bond yields broadly rose, with the 10-year U.S. Treasury yield climbing above 4.5% for the first time since 2007. Meanwhile, investor concerns around China’s economy persisted. Weaker than consensus expected data reflected a short-lived service sector rebound, while exports remained soft and the country’s property sector slump continued.

Global fixed income assets broadly sold off during October 2023, as global bond yields rose to multi-year highs. In the U.S., the 10-year U.S. Treasury yield briefly breached 5% for the first time since 2007. The increase was driven, in our view, by better than previously anticipated U.S. economic growth prospects, which dampened market expectations for Fed interest rate cuts in 2024. November 2023 then saw the greatest easing of U.S. financial conditions in any month during the previous 40 years. Factors behind the easing included ongoing disinflation, soft landing optimism and expectations of a dovish Fed pivot. (Dovish suggests lower interest rates; opposite of hawkish.) Global bond yields plunged, with the 10-year U.S. Treasury yield falling approximately 67 basis points in November. (One basis point is 1/100th of a percentage point.) At both their November and December meetings, Fed policymakers left the targeted federal funds rate unchanged in a range between 5.25% and 5.50%. In December, the Fed signaled it may have reached the peak of its current monetary policy tightening cycle, with its median dot plot projection showing 75 basis points of rate cuts in 2024. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) Following the Fed meeting, U.S. financial conditions eased further, and the 10-year U.S. Treasury yield fell below 4% for the first time since August 2023. During the fourth quarter overall, the ECB, BoE and BoJ left monetary policy unchanged, though the BoJ further increased the flexibility of its yield curve control.

[1]

A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.

[2]

The BoJ had introduced the yield curve control in 2016 to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. A steepening yield curve is one wherein yields on longer-term maturities become increasingly greater than yields on shorter-term maturities.

1

Global bond yields continued to fluctuate during January 2024. They were, by turns, pushed up by hawkish Fed commentary and optimism about a soft landing and pushed down by progress on disinflation and expectations about potential central bank rate cuts. Although developed markets’ central banks maintained their policy stance during the month and indicated interest rate cuts were unlikely in the first calendar quarter, they generally removed their hiking biases from policy statements and signaled they expected policy rates to be lower at the end of 2024. In February, ongoing strength in the U.S. economy and improving investor sentiment in Europe boosted the performance of risk assets overall. Markets pulled back their expectations for the timing of central bank rate cuts, which sent government bond yields lower. However, in March, global government bond yields rose overall. Signals of strong U.S. economic growth and bumpy inflation led investors to anticipate the Fed would further delay its plan to cut interest rates. In fact, at its March policy meeting, the Fed opted to keep interest rates unchanged and delivered relatively dovish commentary. The ECB and BoE also remained on hold. In contrast, the Swiss National Bank cut interest rates, reflecting Switzerland’s disinflation progress. Lastly, and momentously, the BoJ raised interest rates—for the first time since 2007—and ended its yield curve control.

During the Reporting Period overall, spread sectors broadly produced positive absolute returns, with virtually all outperforming U.S. Treasury securities. Bank loans, high yield corporate bonds and sovereign emerging markets debt performed best. Investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, mortgage-backed securities and agency securities also delivered positive returns, albeit to a more modest degree. U.S. Treasury inflation protected securities (“TIPS”) generated only a slightly positive return during the Reporting Period but still outperformed U.S. Treasury securities. Lower quality securities generally outperformed those of higher quality during the Reporting Period.

U.S. Treasury yields rose across the yield curve, with intermediate- and longer-term U.S. Treasury yields increasing more than shorter-term U.S. Treasury yields. The yield on the bellwether 10-year U.S. Treasury rose approximately 72 basis points to end the Reporting Period at 4.20%.

Looking Ahead

At the end of the Reporting Period, we noted growing normalization in economic data trends. In our view, low unemployment and disinflation were bolstering real wage growth, which, along with rising consumer confidence, should sustain consumer spending—a crucial driver of growth in major economies. Manufacturing activity appeared to be set for gradual recovery, supported by steady global economic growth as well as by anticipated central bank interest rate reductions. That said, we thought the range of potential outcomes was wide, amplified by uncertainties, including the lingering impact of higher interest rates and geopolitical instability.

Despite a bump in inflation early in 2024, we believed disinflationary conditions persisted at the end of the Reporting Period. In developed economies, consensus inflation expectations were stable, and the breadth of inflation had fallen, with extreme price rises in the U.S. and Europe becoming less common. Developed markets’ central banks, despite maintaining unchanged monetary policies in the first quarter of 2024, were signaling a dovish turn, provided inflation data did not surprise to the upside. Within emerging markets, we noted the pace of disinflation was accelerating, particularly in Central and Eastern Europe and Latin America—regions that had previously experienced the highest inflation rates. Overall, we thought emerging markets’ central banks would likely continue cutting interest rates. In our view, this trend would be helped if developed markets’ central banks cut their policy rates, as it would reduce the risk of emerging markets seeing currency depreciation.

Regarding the fixed income markets, at the end of the Reporting Period we thought the easing of central bank monetary policy, combined with solid private sector balance sheets and steady economic growth, should continue to support strong performance in spread sectors. That said, the landscape was not without its challenges. Downside risks to economic growth and upside risks to inflation and geopolitical instability underscored the importance of active security selection and the strategic role of government bonds and relatively safe-haven currencies, such as the U.S. dollar, in mitigating risks.

2

PORTFOLIO RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 2.44%, 1.68%, 2.78%, 2.31%, 2.69%, 2.79%, 2.19% and 2.79%, respectively. These returns compare to the 1.69% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Within our top-down strategies, contributing most positively to relative results during the Reporting Period was the Fund’s cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. However, also within the cross-sector strategy, the Fund’s credit hedge, which pairs an overweight to corporate credit with an overweight to U.S. interest rates, detracted, as rates rose during the Reporting Period.

To a lesser degree, the Fund’s relative value country strategy also contributed positively, attributable primarily to long U.K., Sweden and Switzerland rates positions versus short Europe, Australia and Japan rates positions. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures. Tactical management of the Fund’s duration and yield curve positioning strategy boosted relative performance during the Reporting Period as well. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Our top-down currency strategy overall also contributed positively, albeit modestly, to the Fund’s relative results during the Reporting Period, primarily due to the Fund’s U.S. dollar overweight. The currency strategy is primarily implemented via currency forwards.

Bottom-up individual issue selection overall generated positive results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Implemented via our cross-sector strategy, the Fund’s sector overweights to corporate credit, both investment grade and high yield, and to collateralized loan obligations (“CLOs”) contributed most positively to its relative results. The Fund’s overweight to commercial mortgage-backed securities also added to the Fund’s performance. Partially offsetting these positive contributors was the Fund’s overweight to agency mortgage-backed securities, which detracted, especially during the third quarter of 2023.

Individual issue selection within the corporate credit sector enhanced the Fund’s performance during the Reporting Period. The Fund’s emphasis on lower quality credits and on the intermediate segment of the credit curve especially helped. Additionally, the Fund’s tactical allocation to the credit default swap index added to returns.

Individual issue selection within the securitized sector also contributed positively, driven by selection of asset-backed securities and non-agency mortgage-backed securities.

Individual issue selection within the government/swaps sector further boosted the Fund’s relative results due primarily to our U.S. Treasury versus swap relative value trade and the Fund’s forward steepener positions. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

3

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by our systematic auction strategy and directional long position in U.K. rates. Throughout the Reporting Period, the Fund’s duration strategy was tactically managed with relatively small deviations from that of the Bloomberg Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options and currency forwards. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, federal funds futures, Treasury futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund used CLOs, collateralized mortgage obligations (“CMOs”) and TBAs (“to be announced”) within its securitized selection strategy.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in CLOs, CMOs, credit default swaps, interest rate swaps, swaptions, TBAs and currency options contributed positively to relative results, while positions in forward foreign currency exchange contracts and Treasury futures detracted from relative results.

Positions in the remaining derivatives and similar instruments mentioned above did not meaningfully impact Fund performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

At the start of the Reporting Period in April 2023, we decreased the Fund’s overweight exposure to agency mortgage-backed securities following a strong rally in spreads, or yield differentials to duration-equivalent U.S. Treasuries, at the start of the calendar year. Then, from June through August 2023, we rather steadily added to the Fund’s overweight in agency mortgage-backed securities as we sought to take advantage of widening spreads stemming from rate volatility. Deteriorating valuations and weak economic growth led us to reduce corporate credit beta and adjust credit hedge pairing to move into a more defensive stance. (Beta is a measure of the volatility, or systematic risk, of a security or sector compared to the market as a whole.)

In September 2023, we moderated the Fund’s overweight to investment grade corporate credit given what we viewed as significant economic uncertainty. In November 2023, we reduced the Fund’s overweight to agency mortgage-backed securities following a rally off the back of a stronger macroeconomic picture. In December 2023, we sought to take advantage of the rally following the Federal Reserve’s dovish meeting that month to reduce the Fund’s overweight exposures to both agency mortgage-backed securities and corporate credit. (Dovish tends to suggest lower interest rates; opposite of hawkish.) We rotated some of this exposure into securitized credit where we believed there was attractive relative value.

Throughout the Reporting Period, the Fund held short exposure to Japanese interest rates on the expectation that the Bank of Japan would need to shift its monetary policy, i.e., tweak or abandon its yield curve control, due to inflation. We reduced this trade in the fourth quarter of 2023 and first quarter of 2024 as our view began to materialize and rates started to sell off.

Within the corporate credit sector, we held a bias for the Fund to be overweight BBB-rated securities throughout the Reporting Period due to what we saw as strong corporate balance sheets and our view that company management teams would be conservative with their capital in order to retain investment grade status.

4

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective February 15, 2024, Lindsay Rosner, CFA, Managing Director-Head of Multi-Sector Investing, and Simon Dangoor, CFA, Managing Director-Head of Macro Rates Investing, began serving as portfolio managers for the Fund. Ron Arons, Managing Director, who has managed the Fund since October 2022, and Ashish Shah, Managing Director, Chief Investment Officer of Public Investing, who has managed the Fund since 2019, continue to serve as portfolio managers for the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2024?

A

At the end of March 2024, the Fund had overweighted allocations relative to the Bloomberg Index on a market-value weighted basis in asset-backed securities, investment grade corporate bonds and, to a lesser extent, commercial mortgage-backed securities, high yield corporate bonds and non-agency CMOs. The Fund had underweighted exposure relative to the Bloomberg Index in U.S. government securities and quasi-government securities and held a rather neutral position compared to the Bloomberg Index in emerging markets debt. The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a modestly shorter overall duration compared to that of the Bloomberg Index at the end of the Reporting Period.

*

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

5

FUND BASICS

 Bond Fund

   as of March 31, 2024

FUND COMPOSITION*

 Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

~

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS BOND FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Bond Fund’s 10 Year Performance

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	2.44%	0.60%	1.40%	—
Including sales charges	-1.41%	-0.17%	1.01%	—

Class C
Excluding contingent deferred sales charges	1.68%	-0.15%	0.65%	—
Including contingent deferred sales charges	0.67%	-0.15%	0.65%	—

Institutional	2.78%	0.93%	1.74%	—

Service	2.31%	0.44%	1.24%	—

Investor	2.69%	0.84%	1.66%	—

Class R6 (Commenced July 31, 2015)	2.79%	0.94%	N/A	1.53%

Class R	2.19%	0.34%	1.15%	—

Class P (Commenced April 20, 2018)	2.79%	0.94%	N/A	1.57%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

March 31, 2024

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 1.61%, 0.86%, 1.95%, 1.44%, 1.86%, 1.96%, 1.36% and 1.96%, respectively. These returns compare to the 1.69% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Within our top-down strategies, contributing most positively to relative results during the Reporting Period was the Fund’s cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. However, also within the cross-sector strategy, the Fund’s credit hedge, which pairs an overweight to corporate credit with an overweight to U.S. interest rates, detracted, as rates rose during the Reporting Period.

To a lesser degree, the Fund’s relative value country strategy also contributed positively, attributable primarily to long U.K., Sweden and Switzerland rates positions versus short Europe, Australia and Japan rates positions. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures. Tactical management of the Fund’s duration and yield curve positioning strategy boosted relative performance during the Reporting Period as well. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Our top-down currency strategy overall also contributed positively, albeit modestly, to the Fund’s relative results during the Reporting Period, primarily due to the Fund’s U.S. dollar overweight. The currency strategy is primarily implemented via currency forwards.

Bottom-up individual issue selection overall generated positive results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Implemented via our cross-sector strategy, the Fund’s sector overweights to corporate credit, both investment grade and high yield, and to collateralized loan obligations (“CLOs”) contributed most positively to its relative results. The Fund’s overweight to commercial mortgage-backed securities also added to the Fund’s performance. Partially offsetting these positive contributors was the Fund’s overweight to agency mortgage-backed securities, which detracted, especially during the third quarter of 2023.

Individual issue selection within the corporate credit sector enhanced the Fund’s performance during the Reporting Period. The Fund’s emphasis on lower quality credits and on the intermediate segment of the credit curve especially helped. Additionally, the Fund’s tactical allocation to the credit default swap index added to returns.

Individual issue selection within the securitized sector also contributed positively, driven by selection of CLOs and non-agency mortgage-backed securities.

Individual issue selection within the government/swaps sector further boosted the Fund’s relative results due primarily to our U.S. Treasury versus swap relative value trade and the Fund’s forward steepener positions. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

8

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by our tactical positioning and systematic auction strategy. Throughout the Reporting Period, the Fund’s duration strategy was tactically managed with relatively small deviations from that of the Bloomberg Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options and currency forwards. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, federal funds futures, Treasury futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund used CLOs, collateralized mortgage obligations (“CMOs”) and TBAs (“to be announced”) within its securitized selection strategy.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in CLOs, CMOs, credit default swaps, swaptions and TBAs contributed positively to relative results, while positions in forward foreign currency exchange contracts and Treasury futures detracted from relative results. Positions in the remaining derivatives and similar instruments mentioned above did not meaningfully impact Fund performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

At the start of the Reporting Period in April 2023, we decreased the Fund’s overweight exposure to agency mortgage-backed securities following a strong rally in spreads, or yield differentials to duration-equivalent U.S. Treasuries, at the start of the calendar year. Then, from June through August 2023, we rather steadily added to the Fund’s overweight in agency mortgage-backed securities as we sought to take advantage of widening spreads stemming from rate volatility. Deteriorating valuations and weak economic growth led us to reduce corporate credit beta and adjust credit hedge pairing to move into a more defensive stance. (Beta is a measure of the volatility, or systematic risk, of a security or sector compared to the market as a whole.)

In September 2023, we moderated the Fund’s overweight to investment grade corporate credit given what we viewed as significant economic uncertainty. In November 2023, we reduced the Fund’s overweight to agency mortgage-backed securities following a rally off the back of a stronger macroeconomic picture. In December 2023, we sought to take advantage of the rally following the Federal Reserve’s dovish meeting that month to reduce the Fund’s overweight exposures to both agency mortgage-backed securities and corporate credit. (Dovish tends to suggest lower interest rates; opposite of hawkish.) We rotated some of this exposure into securitized credit where we believed there was attractive relative value.

Throughout the Reporting Period, the Fund held short exposure to Japanese interest rates on the expectation that the Bank of Japan would need to shift its monetary policy, i.e., tweak or abandon its yield curve control, due to inflation. We reduced this trade in the fourth quarter of 2023 and first quarter of 2024 as our view began to materialize and rates started to sell off.

Within the corporate credit sector, we held a bias for the Fund to be overweight BBB-rated securities throughout the Reporting Period due to what we saw as strong corporate balance sheets and our view that company management teams would be conservative with their capital in order to retain investment grade status.

9

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective February 15, 2024, Lindsay Rosner, CFA, Managing Director-Head of Multi-Sector Investing, and Simon Dangoor, CFA, Managing Director-Head of Macro Rates Investing, began serving as portfolio managers for the Fund. Ron Arons, Managing Director, who has managed the Fund since October 2022, and Ashish Shah, Managing Director, Chief Investment Officer of Public Investing, who has managed the Fund since 2019, continue to serve as portfolio managers for the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2024?

A

At the end of March 2024, the Fund had its most overweighted allocations relative to the Bloomberg Index on a market-value weighted basis in asset-backed securities, investment grade corporate bonds and, to a lesser extent, non-agency CMOs and commercial mortgage-backed securities. The Fund had underweighted exposure relative to the Bloomberg Index in U.S. government securities and held rather neutral positions compared to the Bloomberg Index in quasi-government securities and emerging markets debt. The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a modestly shorter overall duration compared to that of the Bloomberg Index at the end of the Reporting Period.

*

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

10

FUND BASICS

Core Fixed Income Fund

as of March 31, 2024

FUND COMPOSITION*

 Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

~

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Core Fixed Income Fund’s 10 Year Performance

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	1.61%	0.39%	1.38%	—
Including sales charges	-2.17%	-0.38%	1.00%	—

Class C
Excluding contingent deferred sales charges	0.86%	-0.35%	0.63%	—
Including contingent deferred sales charges	-0.14%	-0.35%	0.63%	—

Institutional	1.95%	0.73%	1.73%	—

Service	1.44%	0.21%	1.21%	—

Investor	1.86%	0.64%	1.64%	—

Class R6 (Commenced July 31, 2015)	1.96%	0.74%	N/A	1.51%

Class R	1.36%	0.14%	1.13%	—

Class P (Commenced April 20, 2018)	1.96%	0.72%	N/A	1.52%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

PORTFOLIO RESULTS

Goldman Sachs Global Core Fixed Income Fund

March 31, 2024

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Effective May 26, 2023, the Goldman Sachs Global Core Fixed Income Fund’s (the “Fund”) principal investment strategy was revised. Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 4.15%, 3.30%, 4.48%, 3.88%, 4.42%, 4.39% and 4.48%, respectively. These returns compare to the 4.12% average annual total return of the Fund’s benchmark, the Bloomberg Global Aggregate Bond Index (Gross, USD, hedged) (the “Bloomberg Index”), during the same time period.

Q	How did the Fund’s principal investment strategy change?

Effective May 26, 2023, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a portfolio of fixed income securities of U.S. and foreign issuers. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar. The Fund also enters into transactions in foreign currencies, typically through the use of forward contracts and swap contracts. The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Under normal market conditions, the Fund will: have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars; have investments economically tied to at least three countries, including the U.S.; and seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Within our top-down strategies, the Fund’s cross-sector strategy contributed most positively to relative results during the Reporting Period. The cross-sector strategy is primarily implemented via cash bonds and index/single-name credit default swaps. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. However, also within the cross-sector strategy, the Fund’s credit hedge, which pairs an overweight to corporate credit with an overweight to U.S. interest rates, detracted, as rates rose during the Reporting Period.

Our country strategy also contributed positively to the Fund’s performance during the Reporting Period. Helping most within this relative value strategy was the Fund’s long U.K., Sweden and Switzerland rates positions versus short Europe, Australia and Japan rates positions. The country strategy is primarily implemented via interest rate swaps and/or futures.

Conversely, the Fund’s currency strategy detracted. The Fund’s currency strategy primarily implements relative value positions in developed and emerging market currencies, using valuations relative to short- and medium-term fundamentals.

Our duration and yield curve strategy also dampened the Fund’s relative results during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Our cross-macro strategies

13

PORTFOLIO RESULTS

further detracted, albeit slightly, from the Fund’s performance during the Reporting Period. The cross-macro strategy is one in which we hold relative value positions across rates, currencies and credit within the Fund. The cross-macro strategy is primarily implemented via interest rate swaps and/or futures.

Bottom-up individual issue selection, which are strategies that reflect any active views we take on particular sectors, contributed most positively overall to the Fund’s results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Implemented via our cross-sector strategy, the Fund’s sector overweights to corporate credit and to securitized credit, including collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities, contributed most positively to its relative results. Only partially offsetting these positive contributors was the Fund’s tactical exposure to mortgage-backed securities and agency securities within our cross-sector strategy, which detracted modestly.

Individual issue selection within the corporate credit sector enhanced the Fund’s performance most during the Reporting Period. The Fund’s emphasis on lower quality credits and on the intermediate segment of the credit curve especially helped. Additionally, the Fund’s tactical allocation to the credit default swap index added to returns. So, too, did the Fund’s selection of investment grade financial and industrial credits contribute positively to results.

Individual issue selection within the government/swaps sector further boosted the Fund’s relative results due primarily to our U.S. Treasury versus swap relative value trade and the Fund’s forward steepener positions. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

Our selection of emerging markets debt also added notable value overall.

Individual issue selection within the securitized sector, however, detracted from the Fund’s relative results, driven primarily by our selection of agency mortgage-backed securities, specifically mortgage-backed securities pass-throughs.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration and yield curve positioning detracted slightly from its results during the Reporting Period, primarily due to the Fund’s U.S. forward curve steepener position and its U.K. curve flattener trade. However, our tactical systematic auction strategies, which proved effective, offset some of these losses. Throughout the Reporting Period, the Fund’s duration strategy was tactically managed with relatively small deviations from that of the Bloomberg Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash* to implement our views in the Fund.

During the Reporting Period, we used Treasury futures, Eurodollar futures, federal funds futures, interest rate and bond exchange traded futures contracts and swaptions to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate swaps, basis swaps and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option

*

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

14

PORTFOLIO RESULTS

contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes. The Fund used collateralized loan obligations, collateralized mortgage obligations, interest only mortgage-backed securities and TBAs (“to be announced”) within its securitized selection strategy.

During the Reporting Period, the use of currency forwards, federal funds futures, interest rate and bond exchange traded futures contracts, swaptions, credit default swaps and interest rate swaps had a positive impact on the Fund’s results. The use of Treasury futures had a negative impact on the Fund’s results during the Reporting Period. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

At the start of the Reporting Period in April 2023, we decreased the Fund’s overweight exposure to agency mortgage-backed securities following a strong rally in spreads, or yield differentials to duration-equivalent U.S. Treasuries, at the start of the calendar year. In November 2023, we further reduced the Fund’s overweight to agency mortgage-backed securities following a rally off the back of a stronger macroeconomic picture. In December 2023, we sought to take advantage of the rally following the Federal Reserve’s dovish meeting that month to reduce the Fund’s overweight exposures to both agency mortgage-backed securities and corporate credit. (Dovish tends to suggest lower interest rates; opposite of hawkish.) We rotated some of this exposure into securitized credit where we believed there was attractive relative value.

Throughout the Reporting Period, the Fund held short exposure to Japanese interest rates on the expectation that the Bank of Japan would need to shift its monetary policy, i.e., tweak or abandon its yield curve control, due to inflation. We reduced this trade in the fourth quarter of 2023 and first quarter of 2024 as our view began to materialize and rates started to sell off.

Within the corporate credit sector, we held a bias for the Fund to be overweight BBB-rated securities throughout the Reporting Period due to what we saw as strong corporate balance sheets and our view that company management teams would be conservative with their capital in order to retain investment grade status.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective February 15, 2024, Lindsay Rosner, CFA, Managing Director-Head of Multi-Sector Investing, began serving as a portfolio manager for the Fund. Simon Dangoor, CFA, Managing Director-Head of Macro Rates Investing, who has managed the Fund since 2019, and Sophia Ferguson, Vice President, who has managed the Fund since 2022, continue to serve as portfolio managers for the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2024?

A

At the end of March 2024, on a market-value weighted basis, the Fund had overweighted allocations relative to the Bloomberg Index in asset-backed securities, investment grade corporate bonds, residential mortgage-backed securities and commercial mortgage-backed securities. The Fund had underweighted exposures relative to the Bloomberg Index in government securities and emerging markets debt and, to a lesser degree, quasi-government securities. The Fund had no positions in high yield corporate bonds or covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash* at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Bloomberg Index in the U.S. and Japan at the end of March 2024. The Fund was underweight compared to the Bloomberg Index in Australia, Canada, the U.K., the Eurozone overall and the emerging markets overall. Within the Eurozone, the Fund was most underweight France and Germany and was rather neutrally weighted to the remaining Eurozone markets at the end of the Reporting Period. Within the emerging markets, the Fund was rather neutrally weighted to each of the regional constituent markets, with the exception of Asia, where the Fund was significantly underweighted. The Fund had a modestly shorter duration than that of the Bloomberg Index at the end of the Reporting Period.

15

FUND BASICS

Global Core Fixed Income Fund

 as of March 31, 2024

CURRENCY ALLOCATION+

	Percentage of Net Assets
	as of 3/31/24	as of 3/31/23

U.S. Dollar	71.6%	65.8%
Japanese Yen	12.9	20.7
Euro	11.9	10.6
British Pound	2.6	2.7
Canadian Dollar	1.0	1.1
Indonesia Rupiah	0.6	0.3
South Korean Won	0.5	0.6
Israeli Shekel	0.2	0.2
Thailand Baht	0.1	0.2
Peru Nuevo Sol	0.1	0.0
Colombia Peso	0.1	0.0
Singapore Dollar	0.1	0.3
Romania New Leu	0.0	0.1

+

The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Core Fixed Income Fund’s 10 Year Performance

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	4.15%	0.88%	1.78%	—
Including sales charges	0.23%	0.11%	1.39%	—

Class C
Excluding contingent deferred sales charges	3.30%	0.13%	1.02%	—
Including contingent deferred sales charges	2.29%	0.13%	1.02%	—

Institutional	4.48%	1.20%	2.11%	—

Service	3.88%	0.69%	1.56%	—

Investor	4.42%	1.13%	2.03%	—

Class R6 (Commenced July 31, 2015)	4.39%	1.21%	N/A	1.90%

Class P (Commenced April 20, 2018)	4.48%	1.23%	N/A	1.82%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

17

PORTFOLIO RESULTS

Goldman Sachs Income Fund

March 31, 2024

Investment Objective

The Fund seeks a high level of current income, and secondarily, capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 10.29%, 9.35%, 10.53%, 10.56%, 10.54% and 10.54%, respectively. These returns compare to the 1.69% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), during the same period.

Effective July 14, 2023, Class R Shares of the Fund were terminated, per approval of the Board of Trustees of Goldman Sachs Trust at its meeting held on June 13-14, 2023.

We note that the Fund’s benchmark being the Bloomberg Index is a means of emphasizing that the Fund has a flexible and multi-sector fixed income strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to strike a balance between top-down sector positioning and rigorous bottom-up fundamental credit research.

Among our top-down strategies, our cross-sector strategy overall contributed most positively to the Fund’s performance during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Tactical management of the Fund’s duration and yield curve positioning strategy also contributed positively to its performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection as a whole also added significant value during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

The Fund seeks to be higher yielding than a typical bond strategy with less risk than high yield or emerging markets debt, with investments typically limited to no greater than 65% of net assets in non-investment grade issues and no greater than 35% in emerging markets debt. The Fund can be utilized as a complement to an established core bond strategy.

Implemented via our cross-sector strategy, the Fund’s overweights to high yield corporate bonds contributed most positively to returns, as high yield spreads, or yield differentials to duration comparable U.S. Treasuries, tightened during the Reporting Period. Additionally, the Fund’s overweights to emerging markets debt and emerging markets debt corporate bonds added significant value. The Fund’s positioning in collateralized loan obligations (“CLOs”) and investment grade corporate bonds also boosted relative results. On the other hand, the Fund’s long U.S. rates position, which was paired with a long credit position, dampened results, as rates sold off, or rose, during the Reporting Period.

Among our security selection strategies, our selection of corporate bonds contributed positively overall, with our lower quality bias and tactical credit curve positioning adding to relative returns within the corporate credit sector. So, too, did the Fund’s selection of investment grade banking and investment grade electric utilities credits contribute

18

PORTFOLIO RESULTS

positively to results. Our selection of industrial investment grade corporate bonds also bolstered returns, offset by selection of industrial high yield corporate bonds, which detracted.

Our selection of external emerging markets debt added value overall, especially selection among the external debt from Ukraine and Argentina.

Selection within the government/swaps sector also boosted the Fund’s performance during the Reporting Period, though selection within the securitized sector dampened returns.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration will typically range from three to six years. Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, as the Fund’s shorter duration relative to the Bloomberg Index proved beneficial as interest rates rose.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily forward foreign exchange contracts and exchange-traded options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and other futures contracts were used as warranted to facilitate specific duration and yield curve strategies; credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in currency forwards and exchange-traded options as well as credit default swaps positively impacted the Fund’s performance, while positioning in interest rate swaps and futures, especially Treasury futures, had a negative impact on the Fund’s results.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

The Fund’s flexible management style and multi-sector approach allow us to allocate to sectors that offer what we believe to be the best total return opportunity and reduce exposures to sectors when spreads offer what we see as poor compensation for risk.

During the Reporting Period, we remained constructive on corporate credit, as we believed there were still opportunities for risk assets. We believed corporate credit fundamentals had peaked but remained on solid footing. As such, we saw investment opportunities in companies with what we considered to be solid balance sheets and high margin earnings profiles and those in defensive sectors, which should enable them, in our view, to withstand macroeconomic headwinds.

As such, the Fund remained moderately overweight investment grade corporate credit, having increased the Fund’s exposure to the sector during the Reporting Period based on our view of solid corporate fundamentals and attractive carry and roll. (Carry and roll are related but fundamentally different. We define carry to be a certain number, and roll to be an uncertain number, subject to specific assumptions being met. Carry for a certain horizon is equal to the certain payment(s) encountered over that period, i.e., payments known at the current time. Roll for a certain horizon is equal to the value appreciated simply by letting time elapse, i.e., it is the “return” stemming from a future curve being equal to today’s curve. It is not an expectation.) At the end of the Reporting Period, we did not foresee meaningful tightening of corporate spreads from then-current levels in the near term but viewed absolute yield levels above 5% as attractive for the sector to benefit from strong income generation.

In aggregate, corporate fundamentals remained healthy, in our opinion. Balance sheets entered the current cycle from a position of relative strength. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and balance sheet liquidity remained above year-end 2019 levels and equity cushions had recovered from their 2022 lows. A slower macroeconomic environment and abating inflationary pressures led to weaker revenue growth in 2023, but pricing power, cost cuts and operating leverage were supporting EBITDA margins, translating into modest EBITDA growth. Nonetheless, EBITDA margins showed signs of stabilization in 2023. Consensus expectations at the end of the Reporting Period pointed to an acceleration in revenue and EBITDA growth in 2024 compared to the prior calendar year. We

19

PORTFOLIO RESULTS

recognized that amidst a complex macroeconomic backdrop characterized by higher interest rates, the environment during the Reporting Period remained one in which active security selection was critical, and we remained tactical in adjusting the Fund’s positioning in response to market-driven opportunities.

Given the possibility of a more challenged economic environment going forward, we were defensive in our overall portfolio positioning. For example, we preferred companies in sectors that may withstand a potential growth slowdown, such as large banks. In our view, banks offer attractive carry, as capital levels provide protection against normalizing asset quality and net interest margin compression. (Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative.) That said, we were watching deposit levels during the Reporting Period. We remained cautious on U.S. utilities companies, as we believed financing for the energy transition is costly and could lead to a deterioration in credit quality in the near term and rating pressure over the medium term.

From a ratings perspective, we maintained a selective lower quality bias in the Fund and an overweight to BBB-rated bonds, with a focus on companies that can reduce leverage. In our view, corporate management teams remain committed to maintain their investment grade ratings through conservative capital management, though we saw scope for select AA-rated and A-rated companies to migrate lower within investment grade if shareholder activity is prioritized over balance sheet quality. We maintained the Fund’s overweight to the intermediate maturity portion of the corporate credit curve, or spectrum of maturities, in an effort to harvest carry and roll.

We maintained a constructive view on the high yield corporate bond sector, having slightly reduced the Fund’s exposure to the sector during the Reporting Period given what we saw as solid corporate balance sheets with healthy cash balances, balanced technicals (supply/demand factors) and improving capital market access. In addition, the secular, or rating, improvement for the market, observed during the past decade, provides incremental support for valuations seen at the end of the Reporting Period, in our opinion. Additionally, the substantial move in rates during the last two years has created a market trading at a substantial discount to par, i.e., there is implicit market convexity that is not captured in credit spreads. (Convexity reflects the rate at which the duration of a bond changes as interest rates change.) At the end of the Reporting Period, we expected to selectively utilize potential spread widening occurrences to increase exposure to select discounted credits where catalysts could drive a refinancing that would speed the pull to par. (Pull to par is the movement of a bond’s price toward its face value as it approaches its maturity date.)

During the Reporting Period, we slightly reduced the Fund’s exposure to bank loans in favor of credit-specific opportunities in high yield. We remained constructive on the leveraged loan market and believed the set-up for calendar year 2024 was conducive for what we saw as attractive returns. Moreover, fourth quarter 2023 corporate earnings results were better than consensus expected, with the majority of issuers providing solid forward guidance. That said, we remained selective and tilted up-in-quality where higher interest expense levels may have relatively less impact on free cash flows. We were also focused on issuer diversification, relative value opportunities and market dislocations.

We slightly increased the Fund’s exposure to CLOs during the Reporting Period. Given that AAA-rated CLO spreads materially tightened, our view no longer centered around value but rather on the sector’s strong risk-adjusted carry as well as on the ongoing presence of robust structures with high levels of credit enhancement. Mezzanine tranches of the CLO universe were, however, screening as attractive compared to their high yield corporate bond counterparts, and we selectively added to this market segment during the Reporting Period. (There are two main types of tranches used when selling a CLO: debt tranches and equity tranches. Debt tranches, also called mezzanine, are those that offer the investor a specified stream of interest and principal payments, similar to those offered by other debt instruments such as debentures or corporate bonds.)

Finally, we reduced the Fund’s exposure to emerging markets debt and emerging markets corporate bonds during the Reporting Period due to geopolitical and election risks globally. Emerging markets countries have been and continue to face an unprecedented number of elections in 2024, namely, India, Indonesia and Mexico, which could significantly impact macroeconomic and market outlooks as well as the Fund’s positioning within the sector.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

20

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of March 2024?

A

The Fund has the ability to invest across a variety of fixed income sectors, including government securities, mortgage-backed securities, securitized issues, investment grade corporate bonds, high yield corporate bonds and emerging markets debt. At the end of March 2024, the Fund had its most overweighted allocations relative to the Bloomberg Index on a market-value weighted basis in high yield corporate bonds, emerging markets debt, investment grade corporate bonds and, to a lesser extent, asset-backed securities. The Fund had its most underweighted exposure relative to the Bloomberg Index in U.S. Treasuries, pass-through mortgage-backed securities and, to a lesser extent, quasi-government securities. The Fund had no exposure at the end of the Reporting Period to commercial mortgage-backed securities. The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a significantly shorter overall duration compared to that of the Bloomberg Index at the end of the Reporting Period, including a shorter U.S. duration position.

*

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

21

FUND BASICS

Income Fund

as of March 31, 2024

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS INCOME FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on December 3, 2019 (commencement of operations) in Institutional Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Income Fund’s Lifetime Performance

Average Annual Total Return through March 31, 2024*	One Year	Since Inception

Class A (Commenced December 03, 2019)
Excluding sales charges	10.29%	2.45%
Including sales charges	6.20%	1.55%

Class C (Commenced December 03, 2019)
Excluding contingent deferred sales charges	9.35%	1.66%
Including contingent deferred sales charges	8.30%	1.66%

Institutional (Commenced December 3, 2019)	10.53%	2.77%

Investor (Commenced December 3, 2019)	10.56%	2.71%

Class R6 (Commenced December 3, 2019)	10.54%	2.78%

Class P (Commenced December 3, 2019)	10.54%	2.78%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

23

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

March 31, 2024

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 8.30%, 7.50%, 8.65%, 8.68%, 8.67%, 8.05% and 8.68%, respectively. These returns compare to the 5.23% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “Treasury Bill Index”), during the same period.

We note that the Fund’s benchmark being the Treasury Bill Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Within our top-down strategies, contributing most positively to results during the Reporting Period was the Fund’s cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. However, also within the cross-sector strategy, the Fund’s credit hedge, which pairs an overweight to corporate credit with an overweight to U.S. interest rates, detracted, as rates rose during the Reporting Period.

To a lesser degree, the Fund’s country strategy also contributed positively, attributable primarily to long U.K., Sweden and Switzerland rates positions versus short Europe, Norway and Japan rates positions. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures. Tactical management of the Fund’s duration and yield curve positioning strategy boosted Fund performance during the Reporting Period as well. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Our top-down currency strategy overall also contributed positively, albeit modestly, to the Fund’s results during the Reporting Period, primarily due to the Fund’s U.S. dollar overweight and long euro position. The currency strategy is primarily implemented via currency forwards.

Bottom-up individual issue selection overall generated positive results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Implemented via our cross-sector strategy, the Fund’s sector overweights to corporate credit, both investment grade and high yield, and to commercial mortgage-backed securities and collateralized loan obligations (“CLOs”) contributed most positively to its results. Partially offsetting these positive contributors was the Fund’s overweight to mortgage-backed securities, which detracted.

Individual issue selection within the government/swaps sector was strongest, largely driven by the Fund’s European butterfly position, i.e., an overweight exposure to the intermediate segment of the European yield curve and underweight exposure to the shorter and longer dated segments of the curve. Our U.S. Treasury versus swap relative value trade also boosted the Fund’s results during the Reporting Period. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

Individual issue selection within the securitized sector also contributed positively, driven by selection of non-agency mortgage-backed securities. Individual issue selection within the emerging markets debt sector also added significant value.

24

PORTFOLIO RESULTS

Individual issue selection within the corporate credit sector, however, detracted from the Fund’s performance during the Reporting Period due primarily to our specific name selection among high yield industrial credits.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by our tactical rates positioning and discretionary interest rate trades. Throughout the Reporting Period, the Fund’s duration strategy was tactically managed with relatively small deviations from that of the Bloomberg Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options and currency forwards. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and basis swaps and interest rate swaps to manage exposure to fluctuations in interest rates. Our currency strategy used forward sales contracts to implement long and short views within the strategy. We additionally used equity swaps to manage fixed income spread sector exposures via exchange-traded funds;

federal funds futures and Treasury futures to manage duration exposures and curve positioning; structured securities to gain exposure to local emerging market interest rates; yield curve options for hedging in the U.S.; and interest-only mortgage-backed securities to invest in mortgage pools. The Fund used CLOs, collateralized mortgage obligations (“CMOs”) and TBAs (“to be announced”) within its securitized selection strategy.

During the Reporting Period, the use of CLOs, CMOs, credit default swaps, interest rate swaps, Treasury futures, swaptions, federal funds futures and currency options had a positive impact on Fund performance. The use of forward foreign currency exchange contracts and TBAs had a negative impact on Fund performance during the Reporting Period. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging markets fixed income sectors.

Throughout the Reporting Period, we increased the Fund’s allocation to securitized credit, as we believed there was attractive relative value.

From June through August 2023, we rather steadily added to the Fund’s overweight in agency mortgage-backed securities as we sought to take advantage of widening spreads stemming from rate volatility. Deteriorating valuations and weak economic growth led us to reduce corporate credit beta and adjust credit hedge pairing to move into a more defensive stance. (Beta is a measure of the volatility, or systematic risk, of a security or sector compared to the market as a whole.)

In September 2023, we moderated the Fund’s overweight to investment grade corporate credit given what we viewed as their rich valuations relative to other spread, or non-government bond, sectors. We also increased the Fund’s allocation to high yield corporate credit in the third and fourth quarters of 2023 given what we saw as strong corporate balance sheets with healthy cash balances, solid technicals (i.e., supply/demand factors) and attractive yield advantage.

In December 2023, we sought to take advantage of tightening spreads, or yield differentials to duration-equivalent U.S. Treasuries, following the Federal Reserve’s dovish

25

PORTFOLIO RESULTS

meeting that month to reduce the Fund’s overweight exposures to both agency mortgage-backed securities and corporate credit. (Dovish tends to suggest lower interest rates; opposite of hawkish.) We rotated some of this exposure into securitized credit where, as mentioned, we believed there was attractive relative value.

We continued to reduce the Fund’s exposure to agency mortgage-backed securities, eventually moving to a tactically short position in February 2024 based on what we saw as a challenging technical picture. We then added back exposure to the sector, moving to a modestly long position through March 2024, as we believed these technical factors had faded.

Throughout the Reporting Period, the Fund held short exposure to Japanese interest rates on the expectation that the Bank of Japan would need to shift its monetary policy, i.e., tweak or abandon its yield curve control, due to inflation. We reduced this trade in the fourth quarter of 2023 and first quarter of 2024 as our view began to materialize and rates started to sell off.

Within the corporate credit sector, we held a bias for the Fund to be overweight BBB-rated securities throughout the Reporting Period due to what we saw as strong corporate balance sheets and our view that company management teams would be conservative with their capital in order to retain investment grade status.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective February 15, 2024, Lindsay Rosner, CFA, Managing Director-Head of Multi-Sector Investing, and Simon Dangoor, CFA, Managing Director-Head of Macro Rates Investing, began serving as portfolio managers for the Fund. Ron Arons, Managing Director, who has managed the Fund since October 2022, and Ashish Shah, Managing Director, Chief Investment Officer of Public Investing, who has managed the Fund since 2019, continue to serve as portfolio managers for the Fund.

Q	How was the Fund positioned at the end of March 2024?

A

At the end of March 2024, the Fund had the majority of its total net assets invested in asset-backed securities, high yield corporate bonds, residential mortgage-backed securities, commercial mortgage-backed securities and U.S. Treasuries. To more modest degrees, the Fund also had exposure to emerging markets debt, investment grade corporate bonds and quasi-government securities at the end of the Reporting Period. The Fund also had modest exposure to cash* at the end of the Reporting Period.

Based on currency of issue on a market-value basis, the Fund had long positions in the U.S., Europe overall, the U.K. and the emerging markets overall at the end of the Reporting Period and short positions in Norway, Canada, Sweden, Australia and Japan. Based on currency of issue on a contribution to duration basis, the Fund had long positions in the U.S., Norway, Sweden, Canada, the U.K. and Australia and short positions in Japan and Europe overall.

*

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates and agency-backed adjustable-rate mortgages.

26

FUND BASICS

Strategic Income Fund

as of March 31, 2024

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

27

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Income Fund’s 10 Year Performance

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	8.30%	3.40%	1.58%	—
Including sales charges	4.25%	2.62%	1.20%	—

Class C
Excluding contingent deferred sales charges	7.50%	2.64%	0.84%	—
Including contingent deferred sales charges	6.47%	2.64%	0.84%	—

Institutional	8.65%	3.76%	1.92%	—

Investor	8.68%	3.68%	1.85%	—

Class R6 (Commenced July 31, 2015)	8.67%	3.75%	N/A	2.40%

Class R	8.05%	3.16%	1.34%	—

Class P (Commenced April 20, 2018)	8.68%	3.75%	N/A	3.13%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

28

FUND BASICS

Index Definitions

The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML Three-Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that Issue is sold and rolled into a newly selected issue.

29

GOLDMAN SACHS BOND FUND

Schedule of Investments

March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 60.5%

Collateralized Mortgage Obligations – 4.9%
Interest Only(a) – 0.2%
Federal Home Loan Mortgage Corp. REMICS Series 4314, Class SE (-1X 1 mo. USD Term SOFR + 5.936%)
$245,633	0.617	%(b)	03/15/44	$21,338
Federal Home Loan Mortgage Corp. REMICS Series 4998, Class GI
1,180,928	4.000		08/25/50	239,875
Federal National Mortgage Association REMICS Series 2017-31, Class SG (-1X 1 mo. USD Term SOFR + 5.986%)
375,043	0.665	(b)	05/25/47	39,841
Federal National Mortgage Association REMICS Series 2012-5, Class SA (-1X 1 mo. USD Term SOFR + 5.836%)
154,936	0.515	(b)	02/25/42	12,725
Government National Mortgage Association REMICS Series 2014-132, Class SL (-1X 1 mo. USD Term SOFR + 5.986%)
127,987	0.657	(b)(c)	10/20/43	5,354
Government National Mortgage Association REMICS Series 2015-168, Class SD (-1X 1 mo. USD Term SOFR + 6.086%)
67,986	0.757	(b)(c)	11/20/45	6,636
Government National Mortgage Association REMICS Series 2014-133, Class BS (-1X 1 mo. USD Term SOFR + 5.486%)
103,597	0.157	(b)(c)	09/20/44	6,938
Government National Mortgage Association REMICS Series 2018-122, Class HS (-1X 1 mo. USD Term SOFR + 6.086%)
345,389	0.757	(b)(c)	09/20/48	35,571
Government National Mortgage Association REMICS Series 2019-6, Class SA (-1X 1 mo. USD Term SOFR + 5.936%)
75,919	0.607	(b)(c)	01/20/49	7,145
Government National Mortgage Association REMICS Series 2019-1, Class SN (-1X 1 mo. USD Term SOFR + 5.936%)
69,441	0.607	(b)(c)	01/20/49	6,441
Government National Mortgage Association REMICS Series 2014-162, Class SA (-1X 1 mo. USD Term SOFR + 5.486%)
87,298	0.157	(b)(c)	11/20/44	6,179
Government National Mortgage Association REMICS Series 2015-123, Class SP (-1X 1 mo. USD Term SOFR + 6.136%)
141,901	0.807	(b)(c)	09/20/45	14,009
Government National Mortgage Association REMICS Series 2016-27, Class IA
119,300	4.000	(c)	06/20/45	15,037
Government National Mortgage Association REMICS Series 2018-122, Class SE (-1X 1 mo. USD Term SOFR + 6.086%)
226,697	0.757	(b)(c)	09/20/48	22,870
Government National Mortgage Association REMICS Series 2019-153, Class EI
1,039,638	4.000	(c)	12/20/49	203,523

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
Government National Mortgage Association REMICS Series 2010-20, Class SE (-1X 1 mo. USD Term SOFR + 6.136%)
$368,241	0.807	%(b)(c)	02/20/40	$32,785
Government National Mortgage Association REMICS Series 2015-119, Class SN (-1X 1 mo. USD Term SOFR + 6.136%)
112,876	0.807	(b)(c)	08/20/45	11,065
Government National Mortgage Association REMICS Series 2013-181, Class SA (-1X 1 mo. USD Term SOFR + 5.986%)
181,853	0.657	(b)(c)	11/20/43	16,385
Government National Mortgage Association REMICS Series 2015-167, Class AS (-1X 1 mo. USD Term SOFR + 6.136%)
84,304	0.807	(b)(c)	11/20/45	7,849

				711,566

Sequential Fixed Rate – 1.2%
BRAVO Residential Funding Trust Series 2024-NQM1, Class A1
490,955	5.943	(c)(d)(e)	12/01/63	489,567
Federal National Mortgage Association REMICS Series 2012-111, Class B
13,824	7.000		10/25/42	14,596
Federal National Mortgage Association REMICS Series 2012-153, Class B
37,229	7.000		07/25/42	40,026
Federal National Mortgage Association REMICS Series 2011-52, Class GB
152,778	5.000		06/25/41	151,788
Federal National Mortgage Association REMICS Series 2005-70, Class PA
19,475	5.500		08/25/35	19,635
Government National Mortgage Association REMICS Series 2021-135, Class A
2,603,977	2.000	(c)	08/20/51	2,091,226
OBX Trust Series 2024-NQM1, Class A1
1,050,950	5.928	(c)(d)(e)	11/25/63	1,048,979
OBX Trust Series 2024-NQM1, Class A2
97,763	6.253	(c)(d)(e)	11/25/63	97,619

				3,953,436

Sequential Floating Rate(c) – 3.5%
Angel Oak Mortgage Trust Series 2021-6, Class A1
231,893	1.458	(b)(d)	09/25/66	187,766
Chase Home Lending Mortgage Trust Series 2024-3, Class A5
150,000	6.000	(b)(d)	02/25/55	152,284
Chase Home Lending Mortgage Trust Series 2024-3, Class A5A
225,000	5.500	(b)(d)	02/25/55	222,710
Chase Home Lending Mortgage Trust Series 2024-3, Class A7
100,000	6.000	(b)(d)	02/25/55	101,170
CIM Trust Series 2019-INV3, Class A15
54,744	3.500	(b)(d)	08/25/49	48,020

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – (continued)
Countrywide Alternative Loan Trust Series 2006-OC8, Class 2A3 (1 mo. USD Term SOFR + 0.614%)
$1,122,548	5.944	%(b)	11/25/36	$931,581
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA4, Class B1 (1 mo. USD Term SOFR + 6.114%)
597,321	11.435	(b)(d)	08/25/50	676,082
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA5, Class B1 (1 mo. USD Term SOFR + 4.800%)
754,000	10.120	(b)(d)	10/25/50	851,088
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-HQA4, Class B1 (1 mo. USD Term SOFR + 5.364%)
407,200	10.685	(b)(d)	09/25/50	449,373
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2023-HQA2, Class M1B (1 mo. USD Term SOFR + 3.350%)
258,000	8.670	(b)(d)	06/25/43	272,909
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1, Class A1 (1 mo. USD Term SOFR + 1.250%)
1,050,000	6.569	(b)(d)	03/25/44	1,052,625
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1, Class M1 (1 mo. USD Term SOFR + 1.250%)
700,000	6.569	(b)(d)	03/25/44	700,437
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1, Class M2 (1 mo. USD Term SOFR + 2.000%)
300,000	7.319	(b)(d)	03/25/44	300,094
Federal National Mortgage Association Connecticut Avenue Securities Series 2020-R01, Class 1M2 (1 mo. USD Term SOFR + 2.164%)
10,457	7.485	(b)(d)	01/25/40	10,612
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (1 mo. USD Term SOFR + 3.900%)
142,434	9.220	(b)(d)	04/25/43	151,858
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (1 mo. USD Term SOFR + 3.100%)
130,000	8.421	(b)(d)	06/25/43	136,329
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R08, Class 1M2 (1 mo. USD Term SOFR + 2.500%)
120,000	7.820	(b)(d)	10/25/43	122,998
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R08, Class 1B1 (1 mo. USD Term SOFR + 3.550%)
330,000	8.870	(b)(d)	10/25/43	342,506
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R01, Class 1B1 (1 mo. USD Term SOFR + 2.700%)
350,000	8.020	(b)(d)	01/25/44	351,695

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – (continued)
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R01, Class 1M2 (1 mo. USD Term SOFR + 1.800%)
$225,000	7.120	%(b)(d)	01/25/44	$225,679
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R02, Class 1M2 (1 mo. USD Term SOFR + 1.800%)
575,000	7.120	(b)(d)	02/25/44	577,679
JP Morgan Alternative Loan Trust Series 2006-A7, Class 1A1 (1 mo. USD Term SOFR + 0.434%)
115,062	5.764	(b)	12/25/36	104,254
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
780,175	2.520	(b)(d)	05/25/52	641,935
JP Morgan Mortgage Trust Series 2024-VIS1, Class A1
675,000	5.990	(b)(d)	07/25/64	675,758
JP Morgan Mortgage Trust Series 2024-3, Class A4
1,050,000	3.000	(b)(d)	05/25/54	926,937
Mill City Mortgage Loan Trust Series 2017-2, Class A3
105,796	3.250	(b)(d)	07/25/59	101,294
Mill City Mortgage Loan Trust Series 2019-GS2, Class M1
720,000	3.000	(b)(d)	08/25/59	642,308
Mill City Mortgage Loan Trust Series 2021-NMR1, Class M2
760,000	2.500	(b)(d)	11/25/60	638,145
Towd Point Mortgage Trust Series 2017-3, Class B2
100,000	3.914	(b)(d)	07/25/57	87,788
Verus Securitization Trust Series 2022-INV1, Class A1
84,834	5.041	(d)(e)	08/25/67	84,176
Wells Fargo Mortgage-Backed Securities Trust Series 2019-3, Class A1
25,554	3.500	(b)(d)	07/25/49	22,778

				11,790,868

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				16,455,870

Commercial Mortgage-Backed Securities – 7.2%
Sequential Fixed Rate – 3.6%
Bank Series 2021-BN35, Class A5
$950,000	2.285	%(c)	06/15/64	$790,168
Bank Series 2023-BNK46, Class A4
1,000,000	5.745	(c)	08/15/56	1,049,781
Bank Series 2017-BNK6, Class A5
525,000	3.518	(c)	07/15/60	496,817
Benchmark Mortgage Trust Series 2021-B29, Class A5
750,000	2.388	(c)	09/15/54	626,948
Benchmark Mortgage Trust Series 2023-B39, Class A5
700,000	5.754	(c)	07/15/56	733,731
BMO Mortgage Trust Series 2022-C3, Class A5
150,000	5.313	(c)	09/15/54	152,298
BMO Mortgage Trust Series 2023-C7, Class A5
900,000	6.160	(c)	12/15/56	972,137
Citigroup Commercial Mortgage Trust Series 2019-C7, Class A4
255,000	3.102	(c)	12/15/72	228,167
DOLP Trust Series 2021-NYC, Class A
1,100,000	2.956	(d)	05/10/41	923,467

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
GS Mortgage Securities Trust Series 2017-GS7, Class A4
$550,000	3.430	%(c)	08/10/50	$514,157
GS Mortgage Securities Trust Series 2020-GC45, Class A5
600,000	2.911	(c)	02/13/53	532,034
JP Morgan Chase Commercial Mortgage Securities Trust Series 2022-OPO, Class A
598,000	3.024	(d)	01/05/39	529,645
Manhattan West Mortgage Trust Series 2020-1MW, Class A
750,000	2.130	(d)	09/10/39	666,338
Morgan Stanley Capital I Trust Series 2018-H4, Class A4
400,000	4.310	(c)	12/15/51	384,503
MSWF Commercial Mortgage Trust Series 2023-2, Class A2
800,000	6.890	(c)	12/15/56	853,578
One Bryant Park Trust Series 2019-OBP, Class A
580,000	2.516	(d)	09/15/54	495,537
SLG Office Trust Series 2021-OVA, Class A
600,000	2.585	(d)	07/15/41	495,401
Wells Fargo Commercial Mortgage Trust Series 2017-C39, Class A5
1,125,000	3.418	(c)	09/15/50	1,056,103
Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
825,000	2.626	(c)	04/15/54	702,275

				12,203,085

Sequential Floating Rate(b) – 3.6%
Bank Series 2022-BNK44, Class A5
500,000	5.745	(c)	11/15/55	526,859
Bank5 Series 2023-5YR3, Class AS
800,000	7.315	(c)	09/15/56	857,617
Bank5 Series 2023-5YR4, Class AS
200,000	7.274	(c)	12/15/56	214,277
BBCMS Mortgage Trust Series 2018-TALL, Class A (1 mo. USD Term SOFR + 0.919%)
325,000	6.245	(d)	03/15/37	312,469
BBCMS Mortgage Trust Series 2023-5C23, Class AS
350,000	7.455	(c)	12/15/56	378,531
BBCMS Mortgage Trust Series 2018-TALL, Class B (1 mo. USD Term SOFR + 1.168%)
225,000	6.494	(d)	03/15/37	209,404
BBCMS Mortgage Trust Series 2024-5C25, Class C
475,000	6.643	(c)	03/15/57	477,211
BBCMS Mortgage Trust Series 2018-TALL, Class C (1 mo. USD Term SOFR + 1.318%)
375,000	6.644	(d)	03/15/37	345,178
BLP Commercial Mortgage Trust Series 2024-IND2, Class A (1 mo. USD Term SOFR + 1.342%)
625,000	6.668	(d)	03/15/41	625,195
BMO Mortgage Trust Series 2023-C7, Class B
350,000	6.674	(c)	12/15/56	374,375
BX Commercial Mortgage Trust Series 2024-XL4, Class A (1 mo. USD Term SOFR + 1.442%)
1,100,000	6.767	(d)	02/15/39	1,101,719

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b) – (continued)
BX Commercial Mortgage Trust Series 2024-XL5, Class A (1 mo. USD Term SOFR + 1.392%)
$575,000	6.692	%(d)	03/15/41	$575,072
BX Commercial Mortgage Trust Series 2024-WPT, Class A (1 mo. USD Term SOFR + 1.541%)
625,000	6.891	(d)	03/15/34	623,436
BX Trust Series 2022-PSB, Class A (1 mo. USD Term SOFR + 2.451%)
566,320	7.776	(d)	08/15/39	569,838
BX Trust Series 2024-BIO, Class A (1 mo. USD Term SOFR + 1.642%)
1,050,000	6.967	(d)	02/15/41	1,051,493
DC Trust Series 2024-HLTN, Class A
350,000	5.727	(d)	04/13/28	351,146
ELP Commercial Mortgage Trust Series 2021-ELP, Class A (1 mo. USD Term SOFR + 0.815%)
998,838	6.142	(d)	11/15/38	990,052
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF153, Class AS (1 mo. USD Term SOFR + 0.680%)
552,251	6.000	(c)	02/25/33	550,961
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF73, Class AS (1 mo. USD SOFR Historical Calendar Day Compounded + 0.670%)
279,306	5.990	(c)	11/25/29	278,455
One New York Plaza Trust Series 2020-1NYP, Class A (1 mo. USD Term SOFR + 1.064%)
575,000	6.391	(d)	01/15/36	560,304
SCG Mortgage Trust Series 2024-MSP, Class A (1 mo. USD Term SOFR + 1.741%)
500,000	7.041	(d)	04/15/41	498,833
Wells Fargo Commercial Mortgage Trust Series 2022-C62, Class A4
800,000	4.000	(c)	04/15/55	741,687

				12,214,112

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$24,417,197

Federal Agencies – 48.4%
Adjustable Rate Federal Home Loan Mortgage Corp. – 0.0%
(RFUCC 1 yr. Treasury + 1.772%)
$16,873	6.018%		09/01/35	$17,163

Federal Home Loan Mortgage Corp. – 0.5%
30,512	6.000		08/01/27	30,626
5,597	5.000		08/01/33	5,608
886	5.000		09/01/33	888
1,249	5.000		10/01/33	1,251
1,308	5.000		11/01/34	1,311
50,921	5.000		12/01/34	51,027
1,803	5.000		07/01/35	1,806
2	5.000		11/01/35	2
23,411	5.000		03/01/39	23,486
1,557	5.000		05/01/39	1,562
1,254	5.000		08/01/40	1,266

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. – (continued)
$13,751	4.000%	02/01/41	$13,146
1,267	5.000	06/01/41	1,278
342,486	4.000	03/01/48	322,938
349,180	4.000	04/01/48	328,665
974,692	4.500	08/01/48	949,341

			1,734,201

Federal National Mortgage Association – 0.8%
2,857,749	3.500	09/01/62	2,482,234

Government National Mortgage Association – 18.2%
10,217	5.500	11/15/32	10,370
3,187	5.500	01/15/33	3,223
15,097	5.500	02/15/33	15,407
16,252	5.500	03/15/33	16,571
19,648	5.500	07/15/33	19,905
7,358	5.500	08/15/33	7,490
3,100	5.500	09/15/33	3,141
7,580	5.500	04/15/34	7,713
6,377	5.500	05/15/34	6,486
76,332	5.500	09/15/34	78,296
77,248	5.500	12/15/34	79,346
58,981	5.500	01/15/35	60,615
169	5.500	05/15/36	172
2,492	4.000	02/20/41	2,380
3,977	4.000	11/20/41	3,793
665	4.000	01/20/42	635
2,115	4.000	04/20/42	2,016
1,334	4.000	10/20/42	1,271
336,515	4.000	08/20/43	320,316
1,882	4.000	03/20/44	1,790
2,325	4.000	05/20/44	2,211
161,374	4.000	11/20/44	153,705
38,891	4.000	12/20/44	37,043
10,559	4.000	05/20/45	10,044
38,046	4.000	07/20/45	36,191
208,565	4.000	01/20/46	198,133
668,793	4.500	05/20/48	651,191
1,014,809	4.500	08/20/48	986,832
116,461	5.000	08/20/48	115,835
707,294	4.500	09/20/48	687,794
847,606	5.000	10/20/48	841,990
468,423	5.000	11/20/48	465,319
474,015	5.000	12/20/48	470,875
1,087,868	4.500	01/20/49	1,056,176
882,110	5.000	01/20/49	875,990
432,588	4.000	02/20/49	408,922
898,288	4.500	02/20/49	872,120
23,000	4.500	03/20/49	22,330
279,472	4.000	03/20/49	264,183
77,768	5.000	03/20/49	77,253
478,141	4.000	04/20/49	451,983
619,323	3.000	08/20/49	551,063
277,857	4.500	10/20/49	269,849
282,202	4.500	12/20/49	273,981

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$1,206,141	3.000%	03/20/50	$1,072,178
259,245	4.000	01/20/51	243,706
294,333	2.500	09/20/51	247,382
2,550,041	3.000	11/20/51	2,244,897
551,598	2.500	11/20/51	463,953
315,913	2.500	12/20/51	265,716
1,768,648	4.500	09/20/52	1,699,398
5,953,613	7.000	01/20/54	6,081,432
2,000,000	2.000	TBA-30yr(f)	1,638,640
22,000,000	4.500	TBA-30yr(f)	21,137,791
4,000,000	2.500	TBA-30yr(f)	3,406,683
3,000,000	3.500	TBA-30yr(f)	2,729,651
5,000,000	5.000	TBA-30yr(f)	4,914,804
2,000,000	6.000	TBA-30yr(f)	2,017,908
3,000,000	6.500	TBA-30yr(f)	3,049,863

			61,635,951

Uniform Mortgage-Backed Security – 28.9%
4,859	4.500	02/01/39	4,768
1,582	4.500	04/01/39	1,549
3,541	4.500	08/01/39	3,467
45,746	4.500	12/01/39	44,801
36,687	4.500	06/01/40	35,967
18,570	4.500	08/01/41	18,168
31,270	3.000	12/01/42	28,334
74,896	3.000	01/01/43	67,669
21,060	3.000	02/01/43	19,031
7,422	3.000	03/01/43	6,741
124,678	3.000	04/01/43	112,230
19,125	3.000	05/01/43	17,162
27,866	3.000	06/01/43	25,020
8,018	3.000	07/01/43	7,199
10,145	5.000	06/01/44	10,118
261,257	4.000	12/01/44	249,099
12,076	3.500	03/01/45	11,052
874,956	4.500	04/01/45	855,491
315,645	3.000	04/01/45	279,977
110,352	4.500	05/01/45	107,793
399,017	4.500	06/01/45	389,615
530,361	4.000	08/01/45	502,701
174,351	4.000	11/01/45	164,892
58,654	4.000	03/01/46	55,419
32,348	4.000	06/01/46	30,539
9,572	4.000	08/01/46	9,037
78,556	4.000	10/01/46	74,164
58,069	4.000	06/01/47	54,859
318,733	4.500	07/01/47	309,451
144,017	4.500	11/01/47	139,778
185,233	4.000	12/01/47	175,341
518,090	4.000	01/01/48	490,261
541,076	4.000	02/01/48	512,217
368,842	4.000	03/01/48	349,029
450,748	4.500	05/01/48	436,072
533,322	4.000	06/01/48	504,341
249,820	4.500	09/01/48	242,936

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$1,107,398	5.000%	11/01/48	$1,106,312
79,943	4.500	06/01/49	77,196
1,652,551	3.000	09/01/49	1,451,355
32,962	4.500	10/01/49	31,776
758,685	4.500	01/01/50	732,639
2,002,804	4.000	03/01/50	1,883,957
4,719,250	4.500	03/01/50	4,570,253
869,458	2.500	09/01/50	734,220
5,640,520	2.000	10/01/50	4,500,493
6,588,762	3.000	10/01/50	5,763,539
2,036,306	3.000	11/01/50	1,780,752
5,642,316	2.000	11/01/50	4,507,379
2,411,355	3.000	12/01/50	2,111,746
2,761,496	2.500	02/01/51	2,298,137
3,089,556	2.000	03/01/51	2,466,073
543,917	2.000	04/01/51	432,625
10,543,543	2.000	05/01/51	8,382,939
4,348,965	2.500	05/01/51	3,645,125
989,438	2.500	08/01/51	831,209
5,769,852	2.500	09/01/51	4,833,272
3,164,309	6.000	11/01/52	3,236,549
566,777	6.000	12/01/52	581,487
2,882,179	4.500	05/01/53	2,784,737
2,892,162	6.500	09/01/53	2,976,120
980,959	6.500	12/01/53	1,018,632
2,000,000	2.500	TBA-30yr(f)	1,653,203
1,000,000	3.500	TBA-30yr(f)	894,727
13,000,000	5.500	TBA-30yr(f)	12,937,539
7,000,000	6.000	TBA-30yr(f)	7,066,445
6,000,000	7.000	TBA-30yr(f)	6,176,572

			97,813,296

TOTAL FEDERAL AGENCIES			$163,682,845

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $209,445,735)			$204,555,912

Corporate Obligations – 40.5%

Aerospace & Defense – 1.6%
Boeing Co. (c)
$1,400,000	3.450%	11/01/28	$1,278,564
1,350,000	5.150	05/01/30	1,306,463
15,000	3.600	05/01/34	12,441
80,000	3.250	02/01/35	63,022
15,000	3.375	06/15/46	10,137
Howmet Aerospace, Inc.
65,000	5.900	02/01/27	65,957
RTX Corp. (c)
65,000	3.125	05/04/27	61,567
1,385,000	6.100	03/15/34	1,481,257
TransDigm, Inc. (c)(d)
285,000	6.375	03/01/29	285,872

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Aerospace & Defense – (continued)
$670,000	6.875%		12/15/30	$683,440

				5,248,720

Agriculture – 0.0%
Altria Group, Inc.
25,000	3.400	(c)	02/04/41	18,356
5,000	4.250		08/09/42	4,099
10,000	4.450	(c)	05/06/50	7,964
BAT Capital Corp. (c)
10,000	4.758		09/06/49	7,971
Philip Morris International, Inc.
25,000	5.625	(c)	11/17/29	25,751
10,000	4.375		11/15/41	8,641
10,000	4.500		03/20/42	8,741
10,000	4.125		03/04/43	8,275
Reynolds American, Inc. (c)
5,000	5.700		08/15/35	4,887
20,000	5.850		08/15/45	18,602

				113,287

Apparel(c) – 0.0%
NIKE, Inc.
5,000	2.750		03/27/27	4,736

Automotive – 0.2%
Aptiv PLC (c)
10,000	3.100		12/01/51	6,289
Cummins, Inc. (c)
30,000	2.600		09/01/50	18,946
General Motors Co.
25,000	6.600	(c)	04/01/36	26,576
10,000	6.250		10/02/43	10,221
5,000	5.400	(c)	04/01/48	4,582
General Motors Financial Co., Inc. (c)
300,000	4.300		07/13/25	295,350
500,000	2.350		01/08/31	413,330

				775,294

Banks – 9.7%
Banco do Brasil SA (b)(c) (10 yr. CMT + 4.398%)
200,000	6.250		10/15/24	199,922
Banco Mercantil del Norte SA (b)(c)(d) (5 yr. CMT + 4.643%)
260,000	5.875		01/24/27	247,325
Banco Santander SA
800,000	2.746		05/28/25	773,296
600,000	4.250		04/11/27	581,370
200,000	2.749		12/03/30	165,160
600,000	6.921		08/08/33	627,438
Bank of America Corp. (c)
925,000	4.183		11/25/27	897,019
(3 mo. USD Term SOFR + 1.252%)
75,000	2.496	(b)	02/13/31	64,547
(3 mo. USD Term SOFR + 1.322%)
45,000	3.559	(b)	04/23/27	43,426
(3 mo. USD Term SOFR + 1.572%)
750,000	4.271	(b)	07/23/29	723,007

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN S ACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(3 mo. USD Term SOFR + 1.582%)
$10,000	4.078	%(b)	04/23/40	$8,644
(3 mo. USD Term SOFR + 1.837%)
525,000	3.824	(b)	01/20/28	505,633
(3 mo. USD Term SOFR + 3.412%)
5,000	4.083	(b)	03/20/51	4,108
(5 yr. CMT + 1.200%)
475,000	2.482	(b)	09/21/36	379,506
(Secured Overnight Financing Rate + 0.910%)
70,000	1.658	(b)	03/11/27	65,201
(Secured Overnight Financing Rate + 0.960%)
45,000	1.734	(b)	07/22/27	41,503
(Secured Overnight Financing Rate + 1.050%)
65,000	2.551	(b)	02/04/28	60,407
(Secured Overnight Financing Rate + 1.060%)
40,000	2.087	(b)	06/14/29	35,347
(Secured Overnight Financing Rate + 1.220%)
550,000	2.651	(b)	03/11/32	464,348
(Secured Overnight Financing Rate + 1.330%)
325,000	2.972	(b)	02/04/33	275,736
(Secured Overnight Financing Rate + 1.530%)
600,000	1.898	(b)	07/23/31	492,582
(Secured Overnight Financing Rate + 1.630%)
1,600,000	5.202	(b)	04/25/29	1,601,680
(Secured Overnight Financing Rate + 1.830%)
275,000	4.571	(b)	04/27/33	261,159
(Secured Overnight Financing Rate + 2.040%)
550,000	4.948	(b)	07/22/28	545,660
Bank of Montreal (b)(c) (Secured Overnight Financing Rate + 0.603%)
25,000	0.949		01/22/27	23,183
Bank of New York Mellon Corp. (b)(c)
(Secured Overnight Financing Rate + 1.598%)
65,000	6.317		10/25/29	68,600
(Secured Overnight Financing Rate + 1.755%)
70,000	4.596		07/26/30	68,772
Barclays PLC (b)(c)
(1 yr. CMT + 3.050%)
875,000	7.325		11/02/26	896,175
(Secured Overnight Financing Rate + 2.714%)
825,000	2.852		05/07/26	799,763
BNP Paribas SA (d)
346,000	3.375		01/09/25	340,229
(Secured Overnight Financing Rate + 1.004%)
725,000	1.323	(b)(c)	01/13/27	673,982
(Secured Overnight Financing Rate + 2.074%)
350,000	2.219	(b)(c)	06/09/26	336,546
BPCE SA (d)
525,000	4.625		09/12/28	513,697
Citigroup, Inc.
125,000	4.300		11/20/26	121,908
(Secured Overnight Financing Rate + 0.765%)
65,000	1.122	(b)(c)	01/28/27	60,128
(Secured Overnight Financing Rate + 0.770%)
70,000	1.462	(b)(c)	06/09/27	64,278

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 1.146%)
$40,000	2.666	%(b)(c)	01/29/31	$34,680
(Secured Overnight Financing Rate + 1.280%)
15,000	3.070	(b)(c)	02/24/28	14,111
(Secured Overnight Financing Rate + 1.422%)
550,000	2.976	(b)(c)	11/05/30	488,460
(Secured Overnight Financing Rate + 2.086%)
800,000	4.910	(b)(c)	05/24/33	771,328
Citizens Financial Group, Inc. (b)(c) (Secured Overnight Financing Rate + 2.010%)
30,000	5.841		01/23/30	29,953
Credit Agricole SA (b)(c)(d)
(5 yr. USD Swap + 4.319%)
250,000	6.875		09/23/24	249,827
(Secured Overnight Financing Rate + 1.676%)
375,000	1.907		06/16/26	358,582
Credit Suisse AG
300,000	2.950		04/09/25	292,008
Deutsche Bank AG (b)(c) (Secured Overnight Financing Rate + 1.870%)
450,000	2.129		11/24/26	424,575
Fifth Third Bancorp (c)
375,000	2.375		01/28/25	364,920
(Secured Overnight Financing Rate + 2.192%)
65,000	6.361	(b)	10/27/28	66,541
First Horizon Corp. (c)
700,000	4.000		05/26/25	681,989
First-Citizens Bank & Trust Co. (b)(c) (3 mo. USD Term SOFR + 1.715%)
600,000	2.969		09/27/25	586,176
HSBC Holdings PLC
5,000	6.100		01/14/42	5,411
Huntington Bancshares, Inc. (c)
825,000	4.000		05/15/25	810,076
ING Groep NV (b)(c)(d) (1 yr. CMT + 1.100%)
950,000	1.400		07/01/26	901,968
JPMorgan Chase & Co. (c)
425,000	3.625		12/01/27	404,872
(3 mo. USD Term SOFR + 1.507%)
475,000	3.960	(b)	01/29/27	463,890
(3 mo. USD Term SOFR + 2.515%)
200,000	2.956	(b)	05/13/31	175,030
(Secured Overnight Financing Rate + 0.885%)
25,000	1.578	(b)	04/22/27	23,184
(Secured Overnight Financing Rate + 1.015%)
60,000	2.069	(b)	06/01/29	53,213
(Secured Overnight Financing Rate + 1.170%)
60,000	2.947	(b)	02/24/28	56,375
(Secured Overnight Financing Rate + 1.580%)
25,000	3.328	(b)	04/22/52	18,108
(Secured Overnight Financing Rate + 1.800%)
901,000	4.586	(b)	04/26/33	862,581
(Secured Overnight Financing Rate + 1.890%)
55,000	2.182	(b)	06/01/28	50,335

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 2.440%)
$30,000	3.109	%(b)	04/22/51	$20,909
Macquarie Group Ltd. (b)(c)(d) (Secured Overnight Financing Rate + 1.069%)
450,000	1.340		01/12/27	417,460
Mitsubishi UFJ Financial Group, Inc.
30,000	4.286		07/26/38	27,741
Morgan Stanley
174,000	3.950		04/23/27	168,046
(3 mo. USD Term SOFR + 1.890%)
200,000	4.431	(b)(c)	01/23/30	193,566
(Secured Overnight Financing Rate + 0.720%)
70,000	0.985	(b)(c)	12/10/26	64,861
(Secured Overnight Financing Rate + 0.858%)
40,000	1.512	(b)(c)	07/20/27	36,708
(Secured Overnight Financing Rate + 0.879%)
70,000	1.593	(b)(c)	05/04/27	64,742
(Secured Overnight Financing Rate + 1.000%)
10,000	2.475	(b)(c)	01/21/28	9,302
(Secured Overnight Financing Rate + 1.034%)
780,000	1.794	(b)(c)	02/13/32	623,610
(Secured Overnight Financing Rate + 1.143%)
725,000	2.699	(b)(c)	01/22/31	633,614
(Secured Overnight Financing Rate + 1.290%)
141,000	2.943	(b)(c)	01/21/33	119,775
(Secured Overnight Financing Rate + 1.590%)
1,395,000	5.164	(b)(c)	04/20/29	1,394,121
NatWest Group PLC (b)(c) (5 yr. CMT + 2.100%)
200,000	3.754		11/01/29	196,746
Santander Holdings USA, Inc. (b)(c) (Secured Overnight Financing Rate + 3.280%)
25,000	7.660		11/09/31	27,209
State Street Corp. (b)(c)
(Secured Overnight Financing Rate + 1.484%)
65,000	5.684		11/21/29	66,742
(Secured Overnight Financing Rate + 1.715%)
15,000	5.820		11/04/28	15,437
Toronto-Dominion Bank
625,000	4.456		06/08/32	597,825
Truist Financial Corp. (b)(c)
(Secured Overnight Financing Rate + 0.609%)
35,000	1.267		03/02/27	32,343
(Secured Overnight Financing Rate + 0.862%)
70,000	1.887		06/07/29	60,838
(Secured Overnight Financing Rate + 2.050%)
150,000	6.047		06/08/27	152,010
U.S. Bancorp (b)(c)
(5 yr. CMT + 2.541%)
650,000	3.700		01/15/27	562,321
(Secured Overnight Financing Rate + 0.730%)
25,000	2.215		01/27/28	23,057
(Secured Overnight Financing Rate + 2.020%)
60,000	5.775		06/12/29	61,055
(Secured Overnight Financing Rate + 2.090%)
10,000	5.850		10/21/33	10,209

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
UBS Group AG
	$307,000	4.550%		04/17/26	$302,113
	2,025,000	4.282	(c)(d)	01/09/28	1,953,457
(5 yr. CMT + 4.758%)
	200,000	9.250	(b)(c)(d)	11/13/33	225,480
(Secured Overnight Financing Rate + 1.560%)
	302,000	2.593	(b)(c)(d)	09/11/25	297,745
Virgin Money U.K. PLC (b)(c) (5 yr. U.K. Government Bond + 8.307%)
GBP	325,000	9.250		06/08/24	411,417
Wells Fargo & Co.
	$675,000	3.000		10/23/26	639,117
	600,000	4.300		07/22/27	584,358
	75,000	4.150	(c)	01/24/29	72,275
(3 mo. USD Term SOFR + 1.262%)
	30,000	2.572	(b)(c)	02/11/31	25,850
(3 mo. USD Term SOFR + 1.432%)
	60,000	3.196	(b)(c)	06/17/27	57,293
(3 mo. USD Term SOFR + 1.432%)
	10,000	2.879	(b)(c)	10/30/30	8,841
(3 mo. USD Term SOFR + 4.502%)
	25,000	5.013	(b)(c)	04/04/51	23,492
(Secured Overnight Financing Rate + 1.980%)
	400,000	4.808	(b)(c)	07/25/28	394,156
(Secured Overnight Financing Rate + 2.100%)
	75,000	2.393	(b)(c)	06/02/28	68,663
(Secured Overnight Financing Rate + 2.100%)
	932,000	4.897	(b)(c)	07/25/33	897,451

					32,761,433

Beverages – 1.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (c)
	700,000	4.700		02/01/36	679,427
	314,000	4.900		02/01/46	298,523
Anheuser-Busch InBev Finance, Inc. (c)
	35,000	4.900		02/01/46	32,929
Anheuser-Busch InBev Worldwide, Inc.
	80,000	8.200		01/15/39	103,778
Constellation Brands, Inc. (c)
	625,000	4.400		11/15/25	615,606
	500,000	3.600		02/15/28	474,925
	325,000	2.250		08/01/31	268,508
JDE Peet’s NV (c)(d)
	375,000	1.375		01/15/27	338,085
Keurig Dr Pepper, Inc. (c)
	575,000	4.597		05/25/28	567,473
	925,000	2.250		03/15/31	771,598
PepsiCo, Inc. (c)
	10,000	1.625		05/01/30	8,392

					4,159,244

Biotechnology(c) – 1.2%
Amgen, Inc.
	1,278,000	5.250		03/02/30	1,298,167

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Biotechnology(c) – (continued)
	$1,400,000	4.200%		03/01/33	$1,308,790
	800,000	5.250		03/02/33	806,800
Biogen, Inc.
	25,000	3.150		05/01/50	16,675
CSL Finance PLC (d)
	100,000	3.850		04/27/27	96,513
Gilead Sciences, Inc.
	50,000	3.650		03/01/26	48,703
Royalty Pharma PLC
	425,000	1.200		09/02/25	400,103
	10,000	3.300		09/02/40	7,456
	10,000	3.550		09/02/50	6,889

					3,990,096

Building Materials(c) – 0.6%
Carrier Global Corp.
	1,180,000	5.900		03/15/34	1,240,640
	35,000	3.577		04/05/50	26,114
Fortune Brands Innovations, Inc.
	5,000	4.500		03/25/52	4,101
Masco Corp.
	325,000	1.500		02/15/28	284,710
Smyrna Ready Mix Concrete LLC (d)
	475,000	8.875		11/15/31	507,537
Vulcan Materials Co.
	20,000	3.900		04/01/27	19,388

					2,082,490

Chemicals – 1.4%
Albemarle Corp. (c)
	15,000	5.650		06/01/52	13,757
Ashland Services BV (c)
EUR	650,000	2.000		01/30/28	641,716
Axalta Coating Systems LLC (c)(d)
	$475,000	3.375		02/15/29	425,538
Celanese U.S. Holdings LLC (c)
	30,000	6.165		07/15/27	30,557
	735,000	6.350		11/15/28	762,607
	40,000	6.330		07/15/29	41,483
Dow Chemical Co. (c)
	35,000	6.300		03/15/33	37,700
Huntsman International LLC (c)
	350,000	4.500		05/01/29	334,296
	250,000	2.950		06/15/31	208,328
Ingevity Corp. (c)(d)
	360,000	3.875		11/01/28	325,231
International Flavors & Fragrances, Inc. (c)
	650,000	1.832	(d)	10/15/27	576,537
	10,000	5.000		09/26/48	8,559
LYB International Finance BV
	20,000	5.250		07/15/43	18,717
PPG Industries, Inc. (c)
	5,000	1.200		03/15/26	4,634
Sherwin-Williams Co. (c)
	500,000	3.450		06/01/27	477,920

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Chemicals – (continued)
$475,000	2.950%		08/15/29	$430,777
SNF Group SACA (c)(d)
590,000	3.375		03/15/30	510,356

				4,848,713

Commercial Services(c) – 0.5%
Ashtead Capital, Inc. (d)
301,000	5.800		04/15/34	300,796
CoStar Group, Inc. (d)
625,000	2.800		07/15/30	534,031
Global Payments, Inc.
5,000	3.200		08/15/29	4,492
15,000	5.950		08/15/52	14,965
MPH Acquisition Holdings LLC (d)
542,000	5.750		11/01/28	427,969
Quanta Services, Inc.
30,000	3.050		10/01/41	21,435
TriNet Group, Inc. (d)
500,000	7.125		08/15/31	513,150

				1,816,838

Computers(c) – 0.2%
Dell International LLC/EMC Corp.
268,000	6.020		06/15/26	271,524
75,000	5.300		10/01/29	75,906
50,000	6.200		07/15/30	52,650
10,000	8.100		07/15/36	12,093
35,000	8.350		07/15/46	45,265
Hewlett Packard Enterprise Co.
15,000	6.350		10/15/45	16,032
Western Digital Corp.
30,000	2.850		02/01/29	26,136

				499,606

Cosmetics & Personal Care(c) – 0.2%
Haleon U.S. Capital LLC
875,000	3.375		03/24/27	837,489

Diversified Financial Services(c) – 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
295,000	6.500		07/15/25	298,030
675,000	3.000		10/29/28	611,388
275,000	3.400		10/29/33	231,819
Air Lease Corp.
225,000	3.375		07/01/25	219,256
875,000	3.750		06/01/26	844,095
(5 yr. CMT + 3.149%)
750,000	4.125	(b)	12/15/26	649,492
American Express Co.
15,000	1.650		11/04/26	13,756
5,000	2.550		03/04/27	4,669
(Secured Overnight Financing Rate + 1.280%)
60,000	5.282	(b)	07/27/29	60,350
Aviation Capital Group LLC (d)
375,000	1.950		01/30/26	349,972

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2024

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services(c) – (continued)
Avolon Holdings Funding Ltd. (d)
	$425,000	3.950%	07/01/24	$422,620
	675,000	2.875	02/15/25	657,011
	175,000	4.250	04/15/26	169,053
Brookfield Finance, Inc.
	20,000	3.500	03/30/51	14,431
Capital One Financial Corp. (b)
(Secured Overnight Financing Rate + 0.855%)
	45,000	1.878	11/02/27	41,164
(Secured Overnight Financing Rate + 1.790%)
	55,000	3.273	03/01/30	49,551
Charles Schwab Corp. (b)
(5 yr. CMT + 4.971%)
	322,000	5.375	06/01/25	319,640
(Secured Overnight Financing Rate + 1.878%)
	65,000	6.196	11/17/29	67,549
(Secured Overnight Financing Rate + 2.500%)
	5,000	5.853	05/19/34	5,117
Discover Financial Services
	70,000	4.100	02/09/27	67,515
Macquarie Airfinance Holdings Ltd. (d)
	70,000	6.400	03/26/29	71,073
Mastercard, Inc.
	5,000	3.300	03/26/27	4,812
	10,000	3.850	03/26/50	8,290
Synchrony Financial
	25,000	2.875	10/28/31	19,984

				5,200,637

Electrical – 1.3%
Ameren Corp. (c)
	125,000	3.500	01/15/31	113,009
American Electric Power Co., Inc. (c)
	20,000	2.300	03/01/30	17,018
Appalachian Power Co. (c)
	30,000	3.700	05/01/50	21,300
Berkshire Hathaway Energy Co. (c)
	225,000	3.250	04/15/28	212,285
	400,000	3.700	07/15/30	374,784
Constellation Energy Generation LLC (c)
	15,000	5.600	06/15/42	14,816
Duke Energy Corp. (c)
	40,000	5.000	08/15/52	36,278
Duke Energy Progress LLC (c)
	15,000	3.450	03/15/29	14,114
Edison International (c)
	20,000	6.950	11/15/29	21,457
Emera U.S. Finance LP (c)
	10,000	4.750	06/15/46	8,235
Entergy Louisiana LLC (c)
	25,000	4.750	09/15/52	22,279
Exelon Corp. (c)
	30,000	4.450	04/15/46	25,676
NextEra Energy Capital Holdings, Inc. (c)
	525,000	1.900	06/15/28	465,145

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
NRG Energy, Inc. (c)(d)
	$675,000	3.750%		06/15/24	$671,119
Ohio Edison Co.
	5,000	6.875		07/15/36	5,602
Pacific Gas & Electric Co. (c)
	250,000	2.100		08/01/27	225,125
	5,000	4.500		07/01/40	4,266
	125,000	3.300		08/01/40	91,800
	5,000	4.000		12/01/46	3,739
	30,000	4.950		07/01/50	25,844
PacifiCorp (c)
	30,000	4.150		02/15/50	23,540
	660,000	5.800		01/15/55	650,740
Public Service Co. of Colorado (c)
	35,000	4.500		06/01/52	29,414
Sempra (c)
	5,000	3.700		04/01/29	4,677
Southern California Edison Co. (c)
	450,000	4.200		03/01/29	433,939
	25,000	4.875		03/01/49	22,387
Southern Power Co. (c)
	30,000	4.950		12/15/46	26,699
Xcel Energy, Inc. (c)
	900,000	3.350		12/01/26	853,596

					4,418,883

Electrical Components & Equipment(c)(d) – 0.1%
WESCO Distribution, Inc.
	195,000	6.375		03/15/29	197,050
	145,000	6.625		03/15/32	147,404

					344,454

Electronics(c) – 0.3%
Amphenol Corp.
	5,000	2.800		02/15/30	4,475
Atkore, Inc. (d)
	945,000	4.250		06/01/31	839,340
Flex Ltd.
	10,000	4.875		06/15/29	9,802
Jabil, Inc.
	30,000	3.600		01/15/30	27,212

					880,829

Energy-Alternate Sources(c)(d) – 0.1%
Greenko Power II Ltd.
	180,000	4.300		12/13/28	164,700

Engineering & Construction(c) – 0.3%
MasTec, Inc. (d)
	610,000	4.500		08/15/28	580,452
Mexico City Airport Trust
	200,000	4.250		10/31/26	193,156
	250,000	3.875	(d)	04/30/28	234,453

					1,008,061

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Entertainment(c) – 0.8%
Caesars Entertainment, Inc. (d)
$305,000	6.500%	02/15/32	$307,992
Merlin Entertainments Group U.S. Holdings, Inc. (d)
505,000	7.375	02/15/31	509,161
Warnermedia Holdings, Inc.
775,000	6.412	03/15/26	775,023
450,000	4.054	03/15/29	421,466
850,000	4.279	03/15/32	759,721

			2,773,363

Environmental(c)(d) – 0.3%
Veralto Corp.
980,000	5.450	09/18/33	992,034

Food & Drug Retailing – 0.8%
Campbell Soup Co. (c)
380,000	5.400	03/21/34	382,751
Conagra Brands, Inc. (c)
5,000	5.300	11/01/38	4,761
General Mills, Inc. (c)
300,000	4.200	04/17/28	292,485
J M Smucker Co. (c)
449,000	5.900	11/15/28	465,846
725,000	6.200	11/15/33	774,097
Kellanova
50,000	7.450	04/01/31	56,181
Kraft Heinz Foods Co.
30,000	6.875	01/26/39	33,900
Kroger Co. (c)
10,000	2.200	05/01/30	8,503
Post Holdings, Inc. (c)(d)
498,000	5.625	01/15/28	488,956
155,000	6.250	02/15/32	156,080
Sysco Corp. (c)
50,000	6.600	04/01/40	55,419
25,000	4.500	04/01/46	21,871
Tyson Foods, Inc. (c)
10,000	3.550	06/02/27	9,546
20,000	5.100	09/28/48	18,015

			2,768,411

Gas(c) – 0.1%
East Ohio Gas Co. (d)
150,000	1.300	06/15/25	142,566
NiSource, Inc.
100,000	3.600	05/01/30	92,197

			234,763

Hand/Machine Tools(c) – 0.0%
Stanley Black & Decker, Inc.
55,000	2.300	03/15/30	46,554
5,000	4.850	11/15/48	4,394

			50,948

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services – 1.4%
Abbott Laboratories (c)
$5,000	3.750%		11/30/26	$4,888
Baxter International, Inc. (c)
179,000	1.915		02/01/27	163,427
Centene Corp. (c)
165,000	4.250		12/15/27	157,344
60,000	3.375		02/15/30	53,182
CommonSpirit Health (c)
635,000	3.910		10/01/50	496,759
610,000	6.461		11/01/52	700,994
Elevance Health, Inc. (c)
25,000	6.100		10/15/52	27,084
HCA, Inc. (c)
420,000	5.450		04/01/31	422,428
5,000	5.500		06/15/47	4,753
10,000	5.250		06/15/49	9,135
15,000	3.500		07/15/51	10,367
685,000	5.900		06/01/53	688,918
Laboratory Corp. of America Holdings (c)
70,000	1.550		06/01/26	64,833
Quest Diagnostics, Inc. (c)
10,000	2.950		06/30/30	8,878
Revvity, Inc. (c)
20,000	3.300		09/15/29	18,157
Solventum Corp. (c)(d)
700,000	5.400		03/01/29	701,645
345,000	5.600		03/23/34	346,087
STERIS Irish FinCo UnLtd Co. (c)
218,000	2.700		03/15/31	186,272
UnitedHealth Group, Inc.
525,000	5.300	(c)	02/15/30	537,337
10,000	2.000		05/15/30	8,499
10,000	6.875		02/15/38	11,741
25,000	4.250	(c)	06/15/48	21,582

				4,644,310

Home Builders(c) – 0.0%
PulteGroup, Inc.
5,000	5.500		03/01/26	5,007

Household Products(c) – 0.0%
Kimberly-Clark Corp.
10,000	2.875		02/07/50	6,883

Insurance(c) – 0.3%
Acrisure LLC/Acrisure Finance, Inc. (d)
536,000	4.250		02/15/29	484,013
Allstate Corp.
70,000	0.750		12/15/25	64,901
American International Group, Inc.
250,000	3.400		06/30/30	228,737
10,000	4.750		04/01/48	9,255
Aon Corp.
10,000	2.800		05/15/30	8,818
Berkshire Hathaway Finance Corp.
35,000	3.850		03/15/52	28,302

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Insurance(c) – (continued)
Brighthouse Financial, Inc.
$10,000	4.700%		06/22/47	$7,953
Brown & Brown, Inc.
20,000	2.375		03/15/31	16,594
Progressive Corp.
5,000	3.200		03/26/30	4,566
Reinsurance Group of America, Inc.
40,000	3.900		05/15/29	37,805
Willis North America, Inc.
70,000	2.950		09/15/29	62,752

				953,696

Internet – 1.0%
Amazon.com, Inc. (c)
20,000	1.000		05/12/26	18,474
10,000	3.875		08/22/37	9,028
Expedia Group, Inc. (c)
260,000	4.625		08/01/27	255,154
200,000	3.250		02/15/30	180,122
81,000	2.950		03/15/31	70,604
Meta Platforms, Inc. (c)
2,000	3.850		08/15/32	1,876
Netflix, Inc.
495,000	6.375		05/15/29	527,333
1,275,000	4.875	(c)(d)	06/15/30	1,266,381
Prosus NV (c)(d)
200,000	3.832		02/08/51	122,500
Uber Technologies, Inc. (c)(d)
880,000	4.500		08/15/29	836,845

				3,288,317

Iron/Steel – 0.3%
ArcelorMittal SA
15,000	6.750		03/01/41	15,609
Cleveland-Cliffs, Inc. (c)(d)
435,000	7.000		03/15/32	441,112
Nucor Corp. (c)
5,000	3.125		04/01/32	4,404
Steel Dynamics, Inc. (c)
150,000	2.400		06/15/25	144,443
275,000	1.650		10/15/27	245,245

				850,813

Leisure Time(c) – 0.0%
Brunswick Corp.
10,000	4.400		09/15/32	9,111

Lodging(c) – 0.8%
Hilton Domestic Operating Co., Inc. (d)
470,000	5.875		04/01/29	470,710
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. (d)
125,000	4.875		07/01/31	111,976
Hyatt Hotels Corp.
475,000	1.800		10/01/24	464,930

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Lodging(c) – (continued)
Marriott International, Inc.
$475,000	5.000%		10/15/27	$473,813
70,000	4.000		04/15/28	67,386
221,000	4.875		05/15/29	218,852
MGM Resorts International
605,000	6.500		04/15/32	603,469
Sands China Ltd.
200,000	5.400		08/08/28	196,198

				2,607,334

Machinery-Diversified(c) – 0.1%
AGCO Corp.
210,000	5.800		03/21/34	212,633
Otis Worldwide Corp.
175,000	2.293		04/05/27	162,232
25,000	2.565		02/15/30	21,988

				396,853

Media – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital (c)
425,000	4.908		07/23/25	419,964
25,000	2.250		01/15/29	21,273
5,000	6.384		10/23/35	4,946
40,000	5.375		04/01/38	34,809
5,000	6.484		10/23/45	4,639
Comcast Corp.
6,000	6.500		11/15/35	6,654
75,000	3.750	(c)	04/01/40	62,315
Fox Corp. (c)
20,000	5.476		01/25/39	19,046
NBCUniversal Media LLC
458,000	4.450		01/15/43	406,548
Time Warner Cable LLC
15,000	6.750		06/15/39	14,276
5,000	5.875	(c)	11/15/40	4,362

				998,832

Mining(c) – 0.3%
Alcoa Nederland Holding BV (d)
230,000	7.125		03/15/31	234,345
Freeport-McMoRan, Inc.
15,000	5.450		03/15/43	14,342
Glencore Funding LLC (d)
450,000	1.625		04/27/26	417,172
250,000	2.625		09/23/31	208,213

				874,072

Miscellaneous Manufacturing – 0.2%
3M Co. (c)
70,000	2.375		08/26/29	61,408
GE Capital International Funding Co. Unlimited Co.
230,000	4.418		11/15/35	216,205

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Miscellaneous Manufacturing – (continued)
Hillenbrand, Inc. (c)
$309,000	6.250%		02/15/29	$311,413

				589,026

Multi-National(c)(d) – 0.1%
African Export-Import Bank
270,000	2.634		05/17/26	252,123
240,000	3.798		05/17/31	204,319

				456,442

Office & Business Equipment(c) – 0.0%
CDW LLC/CDW Finance Corp.
60,000	3.250		02/15/29	54,389

Oil & Gas(c) – 0.0%
Apache Corp.
15,000	5.100		09/01/40	12,869
BP Capital Markets America, Inc.
50,000	3.588		04/14/27	48,214
Occidental Petroleum Corp.
45,000	8.500		07/15/27	48,784

				109,867

Oil Field Services – 1.3%
Aker BP ASA (c)(d)
404,000	2.000		07/15/26	373,385
Devon Energy Corp. (c)
165,000	5.600		07/15/41	159,149
Diamondback Energy, Inc. (c)
30,000	6.250		03/15/33	31,990
Ecopetrol SA (c)
90,000	8.625		01/19/29	95,009
40,000	6.875		04/29/30	38,780
230,000	8.875		01/13/33	241,613
EQT Corp. (c)
145,000	3.900		10/01/27	137,789
45,000	7.000		02/01/30	47,749
610,000	3.625	(d)	05/15/31	537,941
Halliburton Co.
5,000	6.700		09/15/38	5,637
Hess Corp.
5,000	5.600		02/15/41	5,092
Marathon Petroleum Corp. (c)
5,000	6.500		03/01/41	5,445
Occidental Petroleum Corp.
278,000	7.875		09/15/31	315,227
Permian Resources Operating LLC (c)(d)
471,000	7.000		01/15/32	488,272
Petroleos de Venezuela SA (g)
2,950,000	6.000		10/28/22	204,332
1,110,000	5.375		04/12/27	101,010
Phillips 66 (c)
200,000	1.300		02/15/26	186,132
Shell International Finance BV
40,000	6.375		12/15/38	45,304

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Southwestern Energy Co. (c)
$855,000	5.375%	02/01/29	$830,940
Sunoco LP/Sunoco Finance Corp. (c)(d)
510,000	7.000	09/15/28	521,179
TotalEnergies Capital International SA (c)
15,000	3.455	02/19/29	14,224
50,000	2.829	01/10/30	45,203
15,000	3.127	05/29/50	10,683

			4,442,085

Packaging(c) – 0.1%
Berry Global, Inc.
375,000	1.570	01/15/26	351,082

Pharmaceuticals(c) – 1.7%
AbbVie, Inc.
535,000	4.950	03/15/31	539,820
515,000	5.050	03/15/34	521,371
800,000	4.500	05/14/35	769,384
225,000	4.450	05/14/46	201,848
AdaptHealth LLC (d)
595,000	5.125	03/01/30	518,947
Becton Dickinson & Co.
5,000	3.700	06/06/27	4,804
20,000	1.957	02/11/31	16,411
10,000	4.298	08/22/32	9,479
Bristol-Myers Squibb Co.
15,000	3.200	06/15/26	14,464
20,000	3.400	07/26/29	18,790
516,000	5.200	02/22/34	524,060
15,000	4.125	06/15/39	13,293
255,000	6.250	11/15/53	287,418
Cardinal Health, Inc.
247,000	5.125	02/15/29	247,558
Cencora, Inc.
250,000	3.450	12/15/27	237,668
Cigna Group
184,000	2.400	03/15/30	158,917
200,000	5.125	05/15/31	200,256
5,000	4.800	08/15/38	4,701
25,000	3.400	03/15/50	17,775
CVS Health Corp.
1,388,000	4.780	03/25/38	1,282,484
15,000	2.700	08/21/40	10,436
Merck & Co., Inc.
10,000	3.400	03/07/29	9,476
PRA Health Sciences, Inc. (d)
200,000	2.875	07/15/26	186,352
Viatris, Inc.
20,000	4.000	06/22/50	13,759

			5,809,471

Pipelines – 1.5%
Cheniere Energy Partners LP (c)
230,000	5.950	06/30/33	235,035

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
DCP Midstream Operating LP (c)
$455,000	3.250%	02/15/32	$391,732
Enbridge Energy Partners LP
10,000	7.500	04/15/38	11,701
Energy Transfer LP (c)
725,000	5.500	06/01/27	729,734
550,000	5.250	04/15/29	551,111
5,000	6.125	12/15/45	5,031
75,000	5.400	10/01/47	69,249
5,000	6.000	06/15/48	4,973
20,000	6.250	04/15/49	20,537
Galaxy Pipeline Assets Bidco Ltd. (d)
200,000	2.625	03/31/36	163,188
Global Partners LP/GLP Finance Corp. (c)(d)
250,000	8.250	01/15/32	259,377
Kinder Morgan, Inc.
500	7.750	01/15/32	568
27,000	5.450(c)	08/01/52	25,469
Kinetik Holdings LP (c)(d)
435,000	6.625	12/15/28	442,438
MPLX LP (c)
225,000	4.800	02/15/29	222,397
200,000	4.500	04/15/38	177,648
10,000	4.700	04/15/48	8,536
NuStar Logistics LP (c)
495,000	5.750	10/01/25	492,926
Targa Resources Corp. (c)
235,000	4.200	02/01/33	214,496
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (c)
65,000	4.875	02/01/31	62,356
10,000	4.000	01/15/32	8,998
Venture Global LNG, Inc. (c)(d)
495,000	8.375	06/01/31	510,988
Western Midstream Operating LP (c)
20,000	5.250	02/01/50	17,880
Williams Cos., Inc.
425,000	5.650(c)	03/15/33	436,454
5,000	6.300	04/15/40	5,282
20,000	5.300(c)	08/15/52	19,098

			5,087,202

Real Estate Investment Trust(c) – 1.5%
Alexandria Real Estate Equities, Inc.
350,000	3.375	08/15/31	312,225
American Homes 4 Rent LP
180,000	2.375	07/15/31	146,196
American Tower Corp.
55,000	3.125	01/15/27	52,027
5,000	3.650	03/15/27	4,795
10,000	3.950	03/15/29	9,452
20,000	2.300	09/15/31	16,301
Boston Properties LP
25,000	2.750	10/01/26	23,310
25,000	3.400	06/21/29	22,434

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust(c) – (continued)
$10,000	2.900%	03/15/30	$8,571
Brixmor Operating Partnership LP
5,000	3.900	03/15/27	4,798
Crown Castle, Inc.
35,000	4.450	02/15/26	34,422
45,000	4.000	03/01/27	43,542
CubeSmart LP
90,000	2.500	02/15/32	73,572
Equinix, Inc.
45,000	2.900	11/18/26	42,236
10,000	2.500	05/15/31	8,347
GLP Capital LP/GLP Financing II, Inc.
60,000	5.375	04/15/26	59,506
Host Hotels & Resorts LP
40,000	3.375	12/15/29	35,650
224,000	2.900	12/15/31	186,204
Invitation Homes Operating Partnership LP
300,000	2.300	11/15/28	265,524
Kilroy Realty LP
397,000	4.750	12/15/28	379,484
10,000	3.050	02/15/30	8,507
NNN REIT, Inc.
400,000	4.000	11/15/25	391,308
Omega Healthcare Investors, Inc.
50,000	4.500	04/01/27	48,386
15,000	3.625	10/01/29	13,378
Prologis LP
600,000	1.750	07/01/30	499,326
Public Storage Operating Co.
40,000	1.950	11/09/28	35,343
Regency Centers LP
700,000	2.950	09/15/29	626,220
Retail Opportunity Investments Partnership LP
550,000	6.750	10/15/28	569,811
Simon Property Group LP
60,000	3.300	01/15/26	58,038
UDR, Inc.
150,000	2.100	08/01/32	117,759
VICI Properties LP
15,000	5.625	05/15/52	13,897
VICI Properties LP/VICI Note Co., Inc. (d)
590,000	3.750	02/15/27	558,889
Welltower OP LLC
55,000	4.125	03/15/29	52,648
WP Carey, Inc.
105,000	4.000	02/01/25	103,464
425,000	3.850	07/15/29	396,640

			5,222,210

Retailing – 1.6%
Arko Corp. (c)(d)
470,000	5.125	11/15/29	389,625
AutoNation, Inc. (c)
317,000	4.500	10/01/25	312,134
450,000	4.750	06/01/30	432,513

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
AutoZone, Inc. (c)
$5,000	3.750%		04/18/29	$4,731
CK Hutchison International 20 Ltd. (c)(d)
200,000	2.500		05/08/30	174,313
Dollar General Corp. (c)
10,000	3.500		04/03/30	9,141
Dollar Tree, Inc. (c)
975,000	4.000		05/15/25	958,844
Home Depot, Inc.
125,000	3.250	(c)	04/15/32	111,765
45,000	5.875		12/16/36	48,290
10,000	5.950	(c)	04/01/41	10,749
LCM Investments Holdings II LLC (c)(d)
490,000	8.250		08/01/31	512,217
Lowe’s Cos., Inc. (c)
125,000	3.100		05/03/27	118,528
425,000	1.700		09/15/28	371,790
650,000	1.700		10/15/30	531,109
1,450,000	3.750		04/01/32	1,331,694
McDonald’s Corp.
30,000	6.300		03/01/38	33,002

				5,350,445

Semiconductors(c) – 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.
25,000	3.875		01/15/27	24,222
Broadcom, Inc. (d)
65,000	4.000		04/15/29	61,952
302,000	4.150		04/15/32	279,876
490,000	2.600		02/15/33	397,483
640,000	3.469		04/15/34	548,749
651,000	3.137		11/15/35	526,236
650,000	3.500		02/15/41	504,712
Intel Corp.
60,000	3.900		03/25/30	57,126
650,000	5.200		02/10/33	659,087
159,000	5.150		02/21/34	159,447
Micron Technology, Inc.
50,000	6.750		11/01/29	53,662
350,000	2.703		04/15/32	292,544
NXP BV/NXP Funding LLC/NXP USA, Inc.
275,000	3.400		05/01/30	249,472
Qorvo, Inc.
20,000	4.375		10/15/29	18,750
QUALCOMM, Inc.
5,000	3.250		05/20/27	4,792
35,000	4.650		05/20/35	34,715

				3,872,825

Software – 1.8%
Autodesk, Inc. (c)
10,000	2.850		01/15/30	8,938
Black Knight InfoServ LLC (c)(d)
190,000	3.625		09/01/28	179,645

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
Fiserv, Inc. (c)
$60,000		3.200%		07/01/26	$57,511
MSCI, Inc. (c)(d)
760,000		3.875		02/15/31	677,418
Oracle Corp.

10,000		2.650	(c)	07/15/26	9,467
2,239,000		2.950	(c)	04/01/30	1,993,091
500,000		4.650	(c)	05/06/30	490,105
490,000		2.875	(c)	03/25/31	426,163
5,000		6.125		07/08/39	5,237
30,000		3.600	(c)	04/01/40	23,657
5,000		5.375		07/15/40	4,853
10,000		4.125	(c)	05/15/45	8,075
10,000		4.000	(c)	07/15/46	7,878
10,000		3.950	(c)	03/25/51	7,616
467,000		6.900	(c)	11/09/52	537,358
PTC, Inc. (c)(d)
855,000		3.625		02/15/25	836,592
Salesforce, Inc. (c)
10,000		2.900		07/15/51	6,745
Take-Two Interactive Software, Inc. (c)
360,000		3.700		04/14/27	345,503
VMware LLC	(c)
35,000		4.650		05/15/27	34,424
175,000		1.800		08/15/28	152,520
Workday, Inc. (c)
225,000		3.500		04/01/27	215,433
150,000		3.800		04/01/32	136,572

					6,164,801

Telecommunication Services – 2.4%
AT&T, Inc. (c)
336,000		2.300		06/01/27	309,698
100,000		1.650		02/01/28	88,581
500,000		2.750		06/01/31	430,570
175,000		4.900		08/15/37	165,946
450,000		3.500		06/01/41	350,991
65,000		4.750		05/15/46	58,207
100,000		5.150		11/15/46	94,518
35,000		4.500		03/09/48	29,789
British Telecommunications PLC
35,000		9.625		12/15/30	42,926
Cisco Systems, Inc.
162,000		5.050	(c)	02/26/34	164,106
20,000		5.900		02/15/39	21,757
Deutsche Telekom International Finance BV
50,000		8.750		06/15/30	59,116
Motorola Solutions, Inc. (c)
30,000		2.750		05/24/31	25,438
Rogers Communications, Inc. (c)
1,215,000		3.200		03/15/27	1,153,971
25,000		4.350		05/01/49	20,502
Telefonica Emisiones SA
10,000		7.045		06/20/36	11,187

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
T-Mobile USA, Inc. (c)
$408,000	3.500%		04/15/25	$399,999
375,000	1.500		02/15/26	350,130
5,000	2.625		04/15/26	4,750
225,000	3.750		04/15/27	216,662
65,000	5.375		04/15/27	65,333
275,000	2.050		02/15/28	246,384
10,000	3.375		04/15/29	9,255
520,000	2.875		02/15/31	452,202
1,500,000	3.500		04/15/31	1,355,085
350,000	5.200		01/15/33	350,385
5,000	4.375		04/15/40	4,454
450,000	3.000		02/15/41	331,411
Verizon Communications, Inc.
467,000	4.329		09/21/28	456,749
975,000	2.550	(c)	03/21/31	832,991
80,000	2.875	(c)	11/20/50	52,282

				8,155,375

Telecommunications – 0.2%
AT&T, Inc. (c)
694,000	2.550		12/01/33	556,394
Verizon Communications, Inc.
10,000	4.812		03/15/39	9,447

				565,841

Toys/Games/Hobbies(c) – 0.0%
Hasbro, Inc.
5,000	3.550		11/19/26	4,765
10,000	3.900		11/19/29	9,283

				14,048

Transportation – 0.1%
Canadian National Railway Co. (c)
40,000	2.450		05/01/50	25,009
Canadian Pacific Railway Co.
200,000	2.050	(c)	03/05/30	170,232
25,000	5.950		05/15/37	26,129
FedEx Corp. (c)
5,000	4.550		04/01/46	4,311
5,000	4.050		02/15/48	3,983

				229,664

TOTAL CORPORATE OBLIGATIONS (Cost $142,866,309)				$137,085,030

Asset-Backed Securities(c) – 15.1%

Automotive – 0.7%
Exeter Automobile Receivables Trust Series 2024-1A, Class A3
$600,000	5.310%		08/16/27	$598,663
	Santander Drive Auto Receivables Trust Series 2023-6, Class A2
891,533	6.080		05/17/27	893,539

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)

Automotive – (continued)
Santander Drive Auto Receivables Trust Series 2024-1, Class A2
$775,000	5.710%	02/16/27	$775,334

			2,267,536

Collateralized Loan Obligations – 9.1%
AGL CLO 3 Ltd. Series 2020-3A, Class A(b)(d) (3 mo. USD Term SOFR + 1.562%)
1,300,000	6.876	01/15/33	1,300,689
AMMC CLO XI Ltd. Series 2012-11A, Class A1R2(b)(d) (3 mo. USD Term SOFR + 1.272%)
601,995	6.589	04/30/31	602,329
ARES LXIV CLO Ltd. Series 2022-64A, Class A1(b)(d) (3 mo. USD Term SOFR + 1.440%)
1,925,000	6.754	04/15/35	1,925,857
Balboa Bay Loan Funding Ltd. Series 2023-1A, Class A(b)(d) (3 mo. USD Term SOFR + 1.900%)
2,400,000	7.218	04/20/35	2,399,846
Benefit Street Partners CLO V-B Ltd. Series 2018-5BA, Class A1A(b)(d) (3 mo. USD Term SOFR + 1.352%)
1,819,978	6.669	04/20/31	1,820,706
Carlyle U.S. CLO Ltd. Series 2024-1A, Class A(b)(d) (3 mo. USD Term SOFR + 1.530%)
1,450,000	6.824	04/15/37	1,452,522
CBAM Ltd. Series 2017-2A, Class AR(b)(d) (3 mo. USD Term SOFR + 1.452%)
2,000,000	6.768	07/17/34	2,000,048
CIFC Funding Ltd. Series 2023-3A, Class E(b)(d) (3 mo. USD Term SOFR + 7.650%)
500,000	12.966	01/20/37	506,504
CIFC Funding Ltd. Series 2023-3A, Class B(b)(d) (3 mo. USD Term SOFR + 2.300%)
400,000	7.616	01/20/37	402,244
Crown City CLO IV Series 2022-4A, Class C1R(b)(d) (3 mo. USD Term SOFR + 4.500%)
650,000	9.829	04/20/37	650,114
Dryden 68 CLO Ltd. Series 2019-68A, Class AR(b)(d) (3 mo. USD Term SOFR + 1.432%)
2,200,000	6.746	07/15/35	2,201,481
HalseyPoint CLO 5 Ltd. Series 2021-5A, Class A1A(b)(d) (3 mo. USD Term SOFR + 1.472%)
1,300,000	6.789	01/30/35	1,299,997
HalseyPoint CLO 7 Ltd. Series 2023-7A, Class A(b)(d) (3 mo. USD Term SOFR + 2.250%)
1,750,000	7.568	07/20/36	1,768,543
Hayfin U.S. XII Ltd. Series 2018-8A, Class A(b)(d) (3 mo. USD Term SOFR + 1.382%)
262,586	6.699	04/20/31	262,675
Helios Issuer LLC Series 2023-GRID1, Class 1A(d)
97,672	5.750	12/20/50	98,633
Invesco CLO Ltd. Series 2021-2A, Class A(b)(d) (3 mo. USD Term SOFR + 1.382%)
400,000	6.696	07/15/34	399,994
JP Morgan Mortgage Trust Series 2023-HE3, Class A1(b)(d) (1 mo. USD Term SOFR + 1.600%)
308,454	6.920	05/25/54	310,380

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)

Collateralized Loan Obligations – (continued)
Logan CLO I Ltd. Series 2021-1A, Class A(b)(d) (3 mo. USD Term SOFR + 1.422%)
$1,900,000	6.739%	07/20/34	$1,901,410
MidOcean Credit CLO VIII Series 2018-8X, Class A2(b) (3 mo. USD Term SOFR + 1.562%)
500,000	6.881	02/20/31	499,401
Mountain View CLO LLC Series 2016-1A, Class AR(b)(d) (3 mo. USD Term SOFR + 1.622%)
1,200,000	6.936	04/14/33	1,199,708
Neuberger Berman Loan Advisers CLO 44 Ltd. Series 2021-44A, Class D(b)(d) (3 mo. USD Term SOFR + 3.112%)
550,000	8.426	10/16/34	547,556
Neuberger Berman Loan Advisers CLO 45 Ltd. Series 2021-45A, Class A(b)(d) (3 mo. USD Term SOFR + 1.392%)
460,000	6.706	10/14/35	460,300
Octagon Investment Partners 40 Ltd. Series 2019-1A, Class A1R(b)(d) (3 mo. USD Term SOFR + 1.432%)
900,000	6.749	01/20/35	900,245
OHA Credit Funding 15 Ltd. Series 2023-15A, Class A(b)(d) (3 mo. USD Term SOFR + 1.830%)
900,000	7.148	04/20/35	904,985
Pikes Peak CLO 3 Series 2019-3A, Class ARR(b)(d) (3 mo. USD Term SOFR + 1.462%)
900,000	6.786	10/25/34	900,002
Southwick Park CLO LLC Series 2019-4A, Class A1R(b)(d) (3 mo. USD Term SOFR + 1.322%)
1,000,000	6.639	07/20/32	1,000,498
TCW CLO Ltd. Series 2023-1A, Class A1N(b)(d) (3 mo. USD Term SOFR + 2.070%)
1,800,000	7.390	04/28/36	1,811,250
Voya CLO Ltd. Series 2019-2A, Class AR(b)(d) (-1X 3 mo. USD Term SOFR + 1.200%)
1,350,000	1.000	07/20/32	1,350,240

			30,878,157

Home Equity(b) – 0.3%
Citigroup Mortgage Loan Trust, Inc. Series 2005-HE4, Class M2 (1 mo. USD Term SOFR + 0.789%)
195,307	6.119	10/25/35	187,744
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 (1 mo. USD Term SOFR + 0.734%)
352	5.233	01/25/32	340
Home Equity Asset Trust Series 2002-1, Class A4 (1 mo. USD Term SOFR + 0.714%)
257	6.044	11/25/32	231
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3 (1 mo. USD Term SOFR + 0.344%)
436,143	5.674	04/25/37	412,509
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A (1 mo. USD Term SOFR + 0.554%)
2,420,227	5.884	04/25/37	621,559

			1,222,383

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities(c) – (continued)

Student Loan(b) – 5.0%
AccessLex Institute Series 2004-1, Class A2 (3 mo. USD Term SOFR + 0.472%)
	$265,495	5.825%	09/26/33	$261,593
Balboa Bay Loan Funding Ltd. Series 2023-1A, Class AR(d) (-1X 3 mo. USD Term SOFR + 1.420%)
	1,525,000	1.000	04/20/36	1,525,273
CIFC Falcon Ltd. Series 2019-FAL, Class A(d) (3 mo. USD Term SOFR + 1.262%)
	1,000,000	6.579	01/20/33	1,000,471
Contego CLO VII DAC Series 7X, Class A (3 mo. EUR EURIBOR + 0.930%)
EUR	1,000,000	4.888	05/14/32	1,071,124
Diameter Capital CLO 4 Ltd. Series 2022-4A, Class A1R(d) (3 mo. USD Term SOFR + 1.830%)
	$600,000	7.144	01/15/37	605,641
Flatiron CLO 20 Ltd. Series 2020-1A, Class AR(d) (-1X 3 mo. USD Term SOFR + 1.380%)
	1,100,000	1.000	05/20/36	1,100,197
Katayma CLO II Ltd. Series 2024-2A, Class B(d) (3 mo. USD Term SOFR + 2.150%)
	600,000	7.438	04/20/37	600,207
Marathon Static CLO Ltd. Series 2022-18A, Class A1R2(d) (3 mo. USD Term SOFR + 1.150%)
	1,009,216	6.483	07/20/30	1,009,210
Marble Point CLO XIV Ltd. Series 2018-2A, Class A12R(d) (3 mo. USD Term SOFR + 1.200%)
	1,500,000	6.531	01/20/32	1,499,973
Navient Student Loan Trust Series 2017-2A, Class A(d) (1 mo. USD Term SOFR + 1.164%)
	2,345,376	6.485	12/27/66	2,343,450
Neuberger Berman Loan Advisers CLO 39 Ltd. Series 2020-39A, Class A1R(d) (3 mo. USD Term SOFR + 1.530%)
	1,000,000	6.849	04/20/38	1,002,321
OCP CLO Ltd. Series 2016-11A, Class A1R2(d) (3 mo. USD Term SOFR + 1.420%)
	1,175,000	6.741	04/26/36	1,175,195
Palmer Square Loan Funding Ltd. Series 2022-3A, Class A1BR(d) (3 mo. USD Term SOFR + 1.400%)
	1,000,000	6.721	04/15/31	999,991
PHEAA Student Loan Trust Series 2016-1A, Class A(d) (1 mo. USD Term SOFR + 1.264%)
	575,200	6.585	09/25/65	576,039
RRE 2 Loan Management DAC Series 2X, Class A2R (3 mo. EUR EURIBOR + 1.450%)
EUR	1,500,000	5.392	07/15/35	1,585,451
Sycamore Tree CLO Ltd. Series 2023-2A, Class DR(d) (3 mo. USD Term SOFR + 4.500%)
	$500,000	9.823	01/20/37	505,875

				16,862,011

TOTAL ASSET-BACKED SECURITIES (Cost $51,289,556)				$51,230,087

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Municipal Debt Obligations – 1.2%

California – 0.4%
California State GO Bonds Build America Taxable Series 2009(c)
	$210,000	7.550%		04/01/39	$257,112
East Bay Municipal Utility District Water System RB Build
America Sub Series 2010
	900,000	5.874		06/01/40	964,441

					1,221,553

Illinois – 0.4%
Illinois State GO Bonds Build America Series 2010
	723,022	7.350		07/01/35	$779,814
Illinois State GO Bonds Taxable-Pension Series 2003
	530,000	5.100		06/01/33	526,142

					1,305,956

New York – 0.3%
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B
	800,000	5.175		11/15/49	741,780
Port Authority of New York & New Jersey Consolidated Bonds - 192 Series 2015
	375,000	4.810		10/15/65	357,770

					1,099,550

Ohio – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	235,000	6.270		02/15/50	249,811

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $4,011,496)					$3,876,870

Sovereign Debt Obligations – 0.7%

Euro – 0.2%
Ivory Coast Government International Bonds
EUR	120,000	4.875%		01/30/32	$111,499
	130,000	6.625		03/22/48	114,392
Romania Government International Bonds
	10,000	2.875		03/11/29	9,949
	190,000	3.624	(d)	05/26/30	189,532
	70,000	2.000	(d)	01/28/32	60,109
	70,000	3.375		01/28/50	53,289
	80,000	3.375	(d)	01/28/50	60,901

					599,671

United States Dollar – 0.5%
Ecuador Government International Bonds (d)(h)
	$41,572	0.000		07/31/30	20,495
Hungary Government International Bonds
	400,000	6.125		05/22/28	410,125
Ivory Coast Government International Bonds
	200,000	6.125		06/15/33	179,750
Mexico Government International Bonds (c)
	624,000	3.771		05/24/61	406,380

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Panama Government International Bonds (c)
$200,000	4.500%	01/19/63	$127,875
Peru Government International Bonds (c)
20,000	2.780	12/01/60	11,544
100,000	3.230 (i)	07/28/21	57,594
Republic of Poland Government International Bonds (c)
290,000	5.125	09/18/34	289,063
350,000	5.500	03/18/54	347,392

			1,850,218

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,984,302)			$2,449,889

Bank Loans(b)(j) – 0.1%

Entertainment – 0.1%
SeaWorld Parks & Entertainment, Inc. (1 mo. USD Term SOFR + 2.500%)
$249,375	7.830%	08/25/28	$248,939
(Cost $249,993)

U.S. Treasury Obligations – 0.7%
U.S. Treasury Inflation-Indexed Bonds(k)
$2,697,162	1.500%	02/15/53	$2,358,284
U.S. Treasury Notes
2,600	3.500	04/30/30	2,499

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,157,375)			$2,360,783

TOTAL INVESTMENTS – 118.8% (Cost $413,004,766)			$401,807,510

LIABILITIES IN EXCESS OF OTHER ASSETS – (18.8)%			(63,528,229)

NET ASSETS – 100.0%			$338,279,281

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2024.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

(f)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $67,623,826 which represents approximately 20.1% of net assets as of March 31, 2024.

(g)	Security is currently in default and/or non-income producing.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Actual maturity date is July 28, 2121.
(j)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2024. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(k)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased			Currency Sold	Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	AUD	456,250	NZD	492,244	04/08/24	$3,289
	AUD	7,846,405	NZD	8,516,835	04/24/24	28,089
	AUD	3,733,668	USD	2,431,387	04/30/24	3,756
	CHF	424,221	EUR	436,250	04/24/24	542
	CHF	121,598	USD	135,000	04/24/24	191
	CLP	286,908,121	USD	289,850	06/21/24	2,375
	COP	6,380,744,241	USD	1,576,076	05/10/24	63,374
	COP	3,530,493,614	USD	889,570	06/20/24	11,679
	CZK	6,996,627	EUR	276,025	04/24/24	182
	EUR	1,434,748	CHF	1,383,935	04/24/24	10,726
	EUR	121,746	PLN	523,385	04/15/24	407
	EUR	434,913	PLN	1,875,938	04/24/24	100
	EUR	339,497	SEK	3,825,787	04/11/24	8,852
	EUR	338,041	SEK	3,805,668	04/16/24	9,164
	EUR	5,195,001	SEK	59,170,615	04/24/24	76,798
	EUR	1,095,000	SEK	12,550,616	06/20/24	8,770
	EUR	6,368,805	USD	6,800,908	04/05/24	71,413
	EUR	1,265,532	USD	1,358,043	04/15/24	8,090
	EUR	300,906	USD	324,172	05/08/24	955
	EUR	553,710	USD	597,191	05/21/24	1,406
	EUR	490,307	USD	530,143	06/20/24	563
	EUR	37,546	USD	40,638	07/24/24	65
	EUR	1,132,882	USD	1,223,350	08/06/24	5,492
	GBP	1,545,266	EUR	1,806,116	04/24/24	215
	GBP	816,166	USD	1,026,818	04/10/24	3,362
	GBP	1,381,267	USD	1,740,798	04/22/24	2,778
	GBP	902,580	USD	1,138,040	06/03/24	1,550

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased			Currency Sold	Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	GBP	470,186	USD	592,000	06/20/24	$1,699
	HUF	164,717,871	USD	450,732	04/08/24	256
	HUF	3,813,425	USD	9,619	04/15/24	817
	HUF	401,960,998	USD	1,091,129	05/13/24	7,018
	HUF	684,436,710	USD	1,859,951	06/03/24	7,972
	MXN	14,578,512	USD	789,534	04/10/24	86,038
	MXN	50,073,117	USD	2,944,753	06/20/24	29,022
	NOK	170,209	USD	14,909	04/26/24	779
	NZD	9,711	USD	4,999	05/07/24	803
	NZD	2,016,303	USD	1,204,394	05/22/24	323
	PLN	523,385	EUR	121,015	04/15/24	382
	PLN	878,726	EUR	203,059	04/24/24	669
	PLN	267,922	USD	67,000	04/24/24	62
	USD	438,000	AUD	669,563	04/24/24	1,380
	USD	289,329	AUD	441,781	06/20/24	788
	USD	2,069,856	BRL	10,333,636	04/02/24	9,914
	USD	595,344	BRL	2,971,654	04/15/24	3,749
	USD	582,772	BRL	2,914,152	05/03/24	3,641
	USD	1,337,925	CAD	1,802,034	05/02/24	6,946
	USD	2,461,642	CAD	3,320,002	06/20/24	7,780
	USD	1,090,341	CHF	950,022	05/23/24	30,638
	USD	4,246,641	CHF	3,704,647	06/20/24	101,757
	USD	589,000	CLP	566,912,500	06/21/24	11,581
	USD	5,939,050	CNH	42,624,470	06/20/24	47,726
	USD	608,000	CZK	14,184,526	04/24/24	3,331
	USD	6,061,052	EUR	5,548,214	04/03/24	74,663
	USD	6,016,262	EUR	5,512,920	04/05/24	67,493
	USD	1,653,134	EUR	1,526,882	04/15/24	4,877
	USD	362,909	EUR	334,467	04/16/24	1,840
	USD	304,000	EUR	280,160	04/24/24	1,459
	USD	2,606,487	EUR	2,382,097	05/02/24	33,262
	USD	18,876,880	EUR	17,425,277	05/08/24	48,916
	USD	8,167,873	EUR	7,513,513	05/21/24	45,262
	USD	3,053,615	EUR	2,784,421	06/20/24	39,768
	USD	1,075,278	EUR	977,524	07/17/24	15,927
	USD	1,820,384	EUR	1,664,011	07/24/24	16,503
	USD	1,281,447	EUR	1,175,546	08/06/24	6,327
	USD	2,936,581	EUR	2,677,455	09/19/24	26,453
	USD	5,312,291	GBP	4,182,225	04/08/24	33,467
	USD	2,173,332	GBP	1,708,871	04/10/24	16,363
	USD	8,723,698	GBP	6,889,267	04/22/24	27,365
	USD	439,000	GBP	347,523	04/24/24	316
	USD	1,709,864	GBP	1,353,876	06/03/24	472
	USD	571,227	GBP	451,442	06/05/24	1,235
	USD	2,134,707	GBP	1,671,053	06/20/24	24,687
	USD	502,045	HUF	181,540,490	04/08/24	4,998
	USD	250,092	HUF	90,622,381	04/15/24	2,090
	USD	5,046,866	HUF	1,827,740,709	05/13/24	53,521
	USD	597,591	HUF	217,463,314	06/20/24	4,538
	USD	3,543,000	INR	294,478,643	06/20/24	20,318
	USD	1,271,615	JPY	187,242,008	05/07/24	27,587
	USD	2,662,000	JPY	389,950,135	06/20/24	53,857
	USD	1,483,000	KRW	1,960,470,239	06/20/24	24,067
	USD	59,638	NOK	641,285	04/26/24	529

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	USD	1,266,681	NOK	13,307,332	04/30/24	$39,992
	USD	98,698	NOK	1,058,738	05/31/24	1,031
	USD	2,868,249	NOK	29,993,799	06/20/24	100,177
	USD	3,780,258	NZD	6,180,034	04/02/24	87,995
	USD	2,763,131	NZD	4,601,401	04/04/24	14,020
	USD	5,766,733	NZD	9,532,586	04/15/24	71,404
	USD	4,434,698	NZD	7,411,158	04/22/24	6,782
	USD	594,260	NZD	993,181	05/03/24	858
	USD	1,208,012	NZD	1,961,744	05/07/24	35,911
	USD	4,661,295	NZD	7,661,958	05/22/24	83,369
	USD	1,045,572	NZD	1,718,704	05/31/24	18,658
	USD	2,986,208	NZD	4,885,971	06/20/24	66,935
	USD	687,525	PLN	2,735,111	04/24/24	2,913
	USD	471,107	PLN	1,875,938	06/03/24	1,749
	USD	593,000	PLN	2,326,191	06/20/24	11,125
	USD	498,099	SEK	5,232,082	04/24/24	8,833
	USD	5,909,589	SEK	61,289,311	04/25/24	178,030
	USD	889,695	SEK	9,109,634	06/20/24	35,787
	USD	6,772,543	SGD	9,113,495	04/24/24	15,530
	USD	2,470,519	SGD	3,282,053	06/20/24	30,853
	USD	451,840	ZAR	8,434,743	04/04/24	6,637
	USD	404,360	ZAR	7,591,432	04/12/24	3,922
	USD	358,531	ZAR	6,793,585	05/10/24	1,002
	USD	1,185,800	ZAR	22,313,158	06/20/24	15,562
	USD	426,177	ZAR	8,156,894	09/06/24	1,484
	ZAR	11,521,990	USD	601,056	04/04/24	7,099
	ZAR	3,466,776	USD	182,714	04/12/24	154
	ZAR	17,613,615	USD	926,206	05/10/24	756
	ZAR	6,138,910	USD	318,799	09/06/24	827

TOTAL						$2,216,809

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	206,287	USD	135,000	04/24/24	$(481)
	AUD	7,334,106	USD	4,829,980	06/20/24	(39,853)
	AUD	178,927	USD	117,286	09/26/24	(141)
	AUD	179,440	USD	117,695	09/27/24	(210)
	AUD	203,250	USD	133,372	10/02/24	(290)
	BRL	11,714,226	USD	2,347,556	04/02/24	(12,403)
	CAD	1,829,463	USD	1,358,290	05/02/24	(7,052)
	CAD	3,986,223	USD	2,955,000	06/20/24	(8,725)
	CHF	268,141	EUR	277,510	04/24/24	(1,564)
	CHF	977,426	USD	1,121,793	05/23/24	(31,522)
	CHF	516,466	USD	593,000	06/20/24	(15,160)
	CLP	842,678,731	USD	889,268	06/21/24	(30,973)
	CNH	16,895,797	USD	2,359,000	06/20/24	(23,754)
	CZK	14,977,291	USD	639,369	04/24/24	(906)
	CZK	44,025,229	USD	1,900,600	06/20/24	(23,313)
	EUR	2,851,307	CHF	2,783,208	04/24/24	(15,240)
	EUR	537,130	CZK	13,653,404	04/24/24	(1,989)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	EUR	1,126,322	GBP	967,240	04/24/24	$(4,663)
	EUR	1,083,910	JPY	176,872,139	06/20/24	(9,772)
	EUR	203,213	PLN	878,726	04/08/24	(678)
	EUR	823,914	PLN	3,565,311	04/24/24	(2,683)
	EUR	5,548,365	USD	6,071,635	04/03/24	(85,084)
	EUR	6,851,663	USD	7,478,612	04/05/24	(85,260)
	EUR	51,053	USD	55,401	04/15/24	(290)
	EUR	552,148	USD	599,038	04/24/24	(2,781)
	EUR	2,785,858	USD	3,032,773	05/02/24	(23,393)
	EUR	13,572,252	USD	14,691,579	05/08/24	(26,798)
	EUR	5,194,255	USD	5,649,200	05/21/24	(33,864)
	EUR	3,601,764	USD	3,948,705	06/14/24	(51,179)
	EUR	4,124,300	USD	4,510,172	06/20/24	(46,045)
	EUR	1,494,984	USD	1,638,889	07/17/24	(18,762)
	EUR	1,618,986	USD	1,769,155	07/24/24	(14,083)
	EUR	570,002	USD	619,352	08/06/24	(1,068)
	EUR	344,301	USD	378,456	09/18/24	(4,252)
	EUR	4,739,289	USD	5,183,826	09/19/24	(32,691)
	GBP	830,441	EUR	971,657	04/24/24	(999)
	GBP	3,395,598	USD	4,329,068	04/08/24	(43,130)
	GBP	778,187	USD	989,694	04/10/24	(7,452)
	GBP	8,206,396	USD	10,411,417	04/22/24	(52,473)
	GBP	485,094	USD	613,307	04/24/24	(965)
	GBP	3,177,993	USD	4,013,826	06/03/24	(1,318)
	GBP	1,887,153	USD	2,399,303	06/20/24	(16,416)
	HUF	273,773,484	USD	752,732	04/08/24	(3,156)
	HUF	1,318,106,837	USD	3,648,279	04/15/24	(41,087)
	HUF	1,130,088,752	USD	3,105,270	05/13/24	(17,896)
	INR	296,475,523	USD	3,568,462	06/20/24	(21,892)
	JPY	177,942,051	USD	1,210,017	05/07/24	(27,777)
	JPY	605,497,273	USD	4,139,746	06/20/24	(89,936)
	KRW	4,324,399,887	USD	3,275,499	06/20/24	(57,389)
	NOK	13,513,401	USD	1,286,296	04/30/24	(40,612)
	NOK	2,590,396	USD	239,269	05/31/24	(309)
	NOK	8,223,472	USD	794,738	06/20/24	(35,809)
	NZD	493,269	AUD	456,250	04/08/24	(2,676)
	NZD	3,112,085	AUD	2,863,000	04/24/24	(7,584)
	NZD	1,463,718	AUD	1,354,250	06/20/24	(9,959)
	NZD	6,179,817	USD	3,771,567	04/02/24	(79,432)
	NZD	4,602,316	USD	2,780,089	04/04/24	(30,433)
	NZD	8,186,053	USD	5,015,664	04/15/24	(124,832)
	NZD	5,993,942	USD	3,623,085	04/22/24	(41,907)
	NZD	4,448,171	USD	2,660,006	05/03/24	(2,331)
	NZD	2,734,599	USD	1,662,810	05/07/24	(28,945)
	NZD	12,746,863	USD	7,751,867	05/22/24	(135,768)
	NZD	1,813,152	USD	1,106,386	05/31/24	(23,040)
	NZD	469,774	USD	284,337	06/20/24	(3,656)
	PLN	878,726	EUR	204,450	04/08/24	(657)
	PLN	5,140,643	EUR	1,191,903	04/24/24	(390)
	PLN	1,875,938	USD	470,540	06/03/24	(1,182)
	PLN	8,862,552	USD	2,255,715	06/20/24	(38,830)
	SEK	3,825,787	EUR	336,208	04/11/24	(5,302)
	SEK	12,315,883	EUR	1,084,375	06/20/24	(19,272)
	SEK	3,805,668	USD	362,980	04/16/24	(7,216)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	SEK	1,785,977	USD	169,000	04/24/24	$(1,988)
	SEK	61,319,575	USD	5,900,481	04/25/24	(166,091)
	SEK	9,307,744	USD	912,930	06/20/24	(40,453)
	SGD	6,911,337	USD	5,142,817	04/24/24	(18,551)
	USD	2,313,750	AUD	3,553,023	04/30/24	(3,574)
	USD	274,684	BRL	1,380,590	04/02/24	(527)
	USD	2,445,794	CAD	3,314,004	06/20/24	(3,635)
	USD	795,215	CHF	714,492	06/20/24	(4,182)
	USD	505,025	CLP	496,767,607	06/21/24	(949)
	USD	1,937,810	COP	7,867,986,487	05/10/24	(83,765)
	USD	889,000	COP	3,521,968,600	06/20/24	(10,072)
	USD	7,468,016	EUR	6,996,269	04/05/24	(81,375)
	USD	357,459	GBP	284,659	04/10/24	(1,842)
	USD	1,175,951	GBP	933,205	06/20/24	(2,396)
	USD	2,021,755	HUF	741,782,009	04/15/24	(8,240)
	USD	563,415	HUF	207,829,915	06/20/24	(3,366)
	USD	1,188,000	INR	99,394,020	06/20/24	(995)
	USD	818,783	MXN	14,578,513	04/10/24	(56,790)
	USD	1,238,003	MXN	21,045,362	06/20/24	(11,852)
	USD	565,487	SGD	770,860	04/24/24	(6,052)
	USD	33,722	TRY	1,223,088	06/20/24	(688)
	USD	161,557	ZAR	3,089,413	04/04/24	(1,509)
	USD	1,133,711	ZAR	21,497,988	04/12/24	(281)
	USD	115,927	ZAR	2,244,354	09/06/24	(926)
	ZAR	14,480,091	USD	772,635	04/12/24	(8,829)
	ZAR	10,119,495	USD	531,262	09/06/24	(4,385)

TOTAL						$(2,202,263)

FORWARD SALES CONTRACTS — At March 31, 2024, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage Association	3.000%	TBA - 30yr	04/20/24	$(3,000,000)	$(2,646,056)
Uniform Mortgage-Backed Security	4.500	TBA - 30yr	04/01/24	(37,000,000)	(35,232,384)
Uniform Mortgage-Backed Security	5.000	TBA - 30yr	04/01/24	(21,000,000)	(20,496,328)
Uniform Mortgage-Backed Security	3.000	TBA - 30yr	04/01/24	(5,000,000)	(4,302,734)
Uniform Mortgage-Backed Security	4.000	TBA - 30yr	04/01/24	(2,000,000)	(1,852,031)
Uniform Mortgage-Backed Security	2.000	TBA - 30yr	04/01/24	(2,000,000)	(1,582,293)
Uniform Mortgage-Backed Security	6.500	TBA - 30yr	05/01/24	(3,000,000)	(3,063,047)
Uniform Mortgage-Backed Security	7.000	TBA - 30yr	04/01/24	(6,000,000)	(6,176,210)

(PROCEEDS RECEIVED: $ (75,502,871))					$(75,351,083)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	157	06/18/24	$ 17,395,109	$ 1,398
2 Year U.S. Treasury Notes	152	06/28/24	31,081,625	(31,728)
20 Year U.S. Treasury Bonds	87	06/18/24	10,478,063	82,904
5 Year U.S. Treasury Notes	521	06/28/24	55,755,141	56,397
Ultra Long U.S. Treasury Bonds	178	06/18/24	22,962,000	273,059

Total				$382,030

Short position contracts:
10 Year U.K. Long Gilt	(1)	06/26/24	(126,139)	(3,005)
2 Year German Euro-Schatz	(103)	06/06/24	(11,745,547)	(1,437)
5 Year German Euro-Bobl	(66)	06/06/24	(8,419,884)	(25,412)
5 Year German Euro-Bund	(3)	06/06/24	(431,691)	(3,112)
5 Year German Euro-Oat	(1)	06/06/24	(138,276)	(865)
Euro-Buxl	(1)	06/06/24	(146,508)	(2,569)
Ultra 10-Year U.S. Treasury Note	(56)	06/18/24	(6,418,125)	(32,214)

Total				$ (68,614)

TOTAL FUTURES CONTRACTS				$313,416

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M EURO(b)	3.883%(b)	06/12/24	EUR	98,538	$(1,860)	$—	$(1,860)
1M BID Average(c)	12.060(c)	01/02/25	BRL	4,500	(312)	72,871	(73,183)
1M BID Average(c)	12.064(c)	01/02/25		5,320	9,532	85,808	(76,276)
13.300%(c)	1M BID Average(c)	01/02/25		3,370	(17,660)	(71,422)	53,762
1M BID Average(c)	10.850(c)	01/02/26		16,520	11,870	3,346	8,524
9.750(c)	1M BID Average(c)	01/02/26		560	495	501	(6)
12M EURO(b)	2.250(b)	02/17/26	EUR	10,120	(27,425)	(2,647)	(24,778)
3.750(b)	12M SOFR(b)	02/18/26		$8,680	30,355	(890)	31,245
3.750(d)	12M CDOR(d)	02/21/26	CAD	15,060	3,799	(2,088)	5,887
3M AUDOR(e)	3.750(e)	02/21/26	AUD	21,370	3,256	(5,895)	9,151
3.750(e)	3M AUDOR(e)	02/28/26		20,690	(4,007)	14,407	(18,414)
3M NZDOR(e)	4.500(d)	02/28/26	NZD	18,630	16,537	(16,837)	33,374
12M EURO(f)	2.820(f)	03/19/26	EUR	11,040	(1,234)	(5,468)	4,234
Mexico Interbank
TIIE 28 Days(c)	9.250(c)	06/17/26	MXN	44,390	(9,340)	(1,989)	(7,351)
1.000(f)	12M CHFOR(f)	06/19/26	CHF	46,860	(4,541)	23,189	(27,730)
3M CNRR(e)	2.000(e)	06/19/26	CNY	7,800	1,690	1,575	115
12M EURO(f)	3.000(f)	06/19/26	EUR	2,700	14,606	15,308	(702)
3M KWCDC(e)	3.250(e)	06/19/26	KRW	2,885,370	(3,113)	(3,633)	520
3M STIBOR(e)	3.250(f)	06/19/26	SEK	344,840	137,291	213,758	(76,467)
4.000(e)	3M AUDOR(e)	06/19/26	AUD	23,740	(44,672)	(43,382)	(1,290)
12M CDOR(d)	4.250(d)	06/19/26	CAD	31,720	110,352	125,052	(14,700)
6M NIBOR(d)	4.500(f)	06/19/26	NOK	279,620	118,367	205,786	(87,419)

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

5.000%(f)	6M WIBOR(d)	06/19/26	PLN	4,590	$5,181	$4,468	$713
4.000(d)	12M CDOR(d)	06/28/26	CAD	2,201	(628)	1,770	(2,398)
4.250(f)	12M SOFR(f)	06/28/26		$4,424	7,467	11,426	(3,959)
3.000(f)	6M EURO(d)	06/28/26	EUR	987	(1,196)	564	(1,760)
3M AUDOR(e)	3.750%(e)	06/29/26	AUD	500	(550)	(1,209)	659
1M BID Average(c)	13.030(c)	01/04/27	BRL	930	10,782	—	10,782
11.230(c)	1M BID Average(c)	01/04/27		2,840	(3,059)	4,991	(8,050)
10.286(c)	1M BID Average(c)	01/04/27		3,450	1,517	—	1,517
12M SOFR(f)	3.350(f)	10/06/27		$44,210	(250,993)	(157,895)	(93,098)
6M EURO(d)	3.000(f)	10/20/27	EUR	9,590	116,745	(183,856)	300,601
12M SOFR(f)	3.730(f)	11/28/27		$4,120	6,720	16,896	(10,176)
12M EURO(f)	2.673(f)	04/22/28	EUR	20,080	273,852	83,326	190,526
2.852(f)	3M EURO(e)	04/22/28		20,080	(288,683)	(71,843)	(216,840)
3.975(f)	12M SOFR(f)	08/31/28		$27,130	(2,583)	(6,942)	4,359
12M SOFR(f)	3.696(f)	09/22/28		36,080	85,939	(76,498)	162,437
11.500(c)	1M BID Average(c)	01/02/29	BRL	3,620	(19,626)	(13,400)	(6,226)
12M EURO(f)	2.470(f)	04/12/29	EUR	7,740	28,245	(2,950)	31,195
8.500(c)	Mexico Interbank TIIE 28 Days(c)	06/13/29	MXN	26,300	11,524	89	11,435
3.500(d)	12M CDOR(d)	06/19/29	CAD	3,920	(6,609)	(24,854)	18,245
1.250(f)	12M CHFOR(f)	06/19/29	CHF	3,940	(47,221)	(43,577)	(3,644)
0.500(f)	12M JYOR(f)	06/19/29	JPY	6,634,000	102,197	73,649	28,548
3M KWCDC(e)	3.250(e)	06/19/29	KRW	1,031,870	449	(1,314)	1,763
12M GBP(f)	3.750(f)	06/19/29	GBP	600	1,156	(2,340)	3,496
2.000(e)	3M CNRR(e)	06/19/29	CNY	10,860	7,442	9,151	(1,709)
6M NIBOR(d)	4.000(f)	06/19/29	NOK	87,810	71,662	66,252	5,410
6M AUDOR(d)	4.250(d)	06/19/29	AUD	3,690	30,796	25,921	4,875
3.000(f)	6M EURO(d)	06/19/29	EUR	1,060	(21,920)	(15,538)	(6,382)
12M SOFR(f)	3.750(f)	06/20/29		$9,600	(64,454)	(78,856)	14,402
2.680(f)	12M SOFR(f)	07/28/32		10,090	370,393	125,890	244,503
1.250(f)	12M JYOR(f)	08/03/33	JPY	776,000	(34,722)	(41,401)	6,679
12M SOFR(f)	4.306(f)	10/05/33		$8,360	210,595	(54,437)	265,032
6M EURO(d)	3.000(f)	11/10/33	EUR	11,940	290,415	82,802	207,613
12M SOFR(f)	3.849(f)	11/15/33		$9,100	31,884	8,639	23,245
12M EURO(f)	2.370(f)	01/19/34	EUR	13,880	98,439	(12,593)	111,032
2.535(f)	6M EURO(d)	01/19/34		13,880	(121,339)	13,930	(135,269)
8.500(c)	Mexico Interbank TIIE 28 Days(c)	06/07/34	MXN	3,540	2,364	277	2,087
12M CHFOR(f)	1.250(f)	06/19/34	CHF	1,720	19,075	9,127	9,948
1.000(f)	12M JYOR(f)	06/19/34	JPY	354,000	(27,521)	(28,094)	573
12M EURO(f)	3.000(f)	06/19/34	EUR	1,310	75,841	67,600	8,241
6M EURO(d)	3.000(f)	06/19/34		6,220	267,194	211,180	56,014
3M KWCDC(e)	3.250(e)	06/19/34	KRW	519,420	97	(1,957)	2,054
12M CDOR(d)	3.500(d)	06/19/34	CAD	2,000	7,006	19,836	(12,830)
12M GBP(f)	3.750(f)	06/19/34	GBP	140	1,895	892	1,003
2.750(f)	3M STIBOR(e)	06/19/34	SEK	18,820	(20,511)	(37,743)	17,232
6M AUDOR(d)	4.500(d)	06/19/34	AUD	3,820	57,077	42,040	15,037
3M NZDOR(e)	4.500(d)	06/19/34	NZD	960	7,491	2,946	4,545
6M WIBOR(d)	4.750(f)	06/19/34	PLN	3,120	(11,427)	(5,351)	(6,076)
4.000(f)	6M NIBOR(d)	06/19/34	NOK	10,720	(28,399)	(23,935)	(4,464)
3M JIBAR(e)	9.750(e)	06/19/34	ZAR	4,880	(1,932)	3,740	(5,672)
3.750(f)	12M SOFR(f)	06/20/34		$270	681	781	(100)
12M SOFR(f)	3.750(f)	06/20/34		590	(2,229)	(1,275)	(954)
3.240(f)	12M SOFR(f)	10/06/35		10,150	334,463	(93,091)	427,554

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.781%(f)	12M SOFR(f)	09/22/36		$8,140	$(70,829)	$119,870	$ (190,699)
12M SOFR(f)	2.910%(f)	07/28/37		27,130	(790,614)	(375,954)	(414,660)
6M EURO(d)	2.152(f)	08/09/37	EUR	11,580	(233,153)	(520,124)	286,971
12M SOFR(f)	3.391(f)	05/10/38		$28,210	(385,732)	(230,346)	(155,386)
12M JYOR(f)	1.500(f)	08/03/38	JPY	841,000	(35,347)	(63,611)	28,264
6M EURO(d)	3.000(f)	01/25/39	EUR	5,880	80,091	19,764	60,327
1.451(f)	6M EURO(d)	08/10/42		29,640	1,041,437	868,499	172,938
2.500(f)	6M EURO(d)	01/25/44		14,060	(105,193)	(16,118)	(89,075)
2.080(f)	12M SOFR(f)	07/28/47		$26,920	762,448	432,164	330,284
6M EURO(d)	1.051(f)	08/11/47	EUR	17,340	(492,796)	(376,787)	(116,009)
6M EURO(d)	2.000(f)	01/25/49		8,390	42,651	(1,614)	44,265
2.564(f)	12M SOFR(f)	05/11/53		$24,010	498,508	191,978	306,530
2.000(f)	6M EURO(d)	05/17/53	EUR	2,850	(5,650)	(3,172)	(2,478)
2.500(f)	6M EURO(d)	11/10/53		6,420	(335,423)	(221,203)	(114,220)
3.613(f)	12M SOFR(f)	11/15/53		$5,440	(123,075)	(41,395)	(81,680)
3.512(f)	12M SOFR(f)	11/29/53		1,400	(22,396)	(27,498)	5,102
2.750(f)	6M EURO(d)	06/19/54	EUR	2,760	(282,492)	(217,419)	(65,073)

TOTAL					$1,467,403	$51,618	$1,415,785

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.
(b)	Payments made at maturity.
(c)	Payments made monthly.
(d)	Payments made semi-annually.
(e)	Payments made quarterly.
(f)	Payments made annually.

OVER-THE-COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CMBX.NA.BBB.17	3.000%	4.968%	JPMorgan Securities, Inc.	12/15/56	$2,000	$(239,734)	$(257,579)	$17,845
CMBX.NA.AAA.16	0.500	0.714	MS & Co. Int. PLC	04/17/65	3,700	(51,069)	(70,103)	19,034

TOTAL						$(290,803)	$(327,682)	$36,879

(a)	Payments made monthly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
General Electric Co. 6.750%, 03/15/32	1.000%	0.167%	06/20/26	$1,525	$27,502	$9,221	$18,281
The Boeing Co., 8.750%, 06/20/24	1.000	0.339	06/20/24	500	918	475	443

TOTAL					$28,420	$9,696	$18,724

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2024, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
3M IRS	Barclays Bank PLC	4.550%	04/22/2024	21,400,000	$21,400,000	$ 67,809	$ 57,102	$ 10,707
3M IRS	UBS AG (London)	4.520	04/30/2024	10,770,000	10,770,000	35,799	28,716	7,083

Total purchased option contracts				32,170,000	$32,170,000	$ 103,608	$ 85,818	$ 17,790

Written option contracts
Calls
1M IRS	BofA Securities LLC	2.682	04/15/2024	(2,360,000)	(2,360,000)	(28,625)	(18,144)	(10,481)
1M IRS	BofA Securities LLC	2.651	04/22/2024	(2,380,000)	(2,380,000)	(26,434)	(17,488)	(8,946)
2M IRS	Citibank NA	2.600	04/08/2024	(2,390,000)	(2,390,000)	(11,794)	(20,355)	8,561
2M IRS	Citibank NA	3.896	04/22/2024	(2,530,000)	(2,530,000)	(26,299)	(22,833)	(3,466)
2M IRS	Citibank NA	2.577	04/29/2024	(2,380,000)	(2,380,000)	(18,833)	(17,749)	(1,084)
1M IRS	Deutsche Bank AG (London)	3.805	04/29/2024	(2,570,000)	(2,570,000)	(207)	(20,689)	20,482
2M IRS	MS & Co. Int. PLC	3.718	04/08/2024	(2,540,000)	(2,540,000)	(2,996)	(25,146)	22,150
2M IRS	MS & Co. Int. PLC	3.902	04/15/2024	(2,520,000)	(2,520,000)	(23,878)	(23,311)	(567)

				(19,670,000)	$(19,670,000)	$(139,066)	$(165,715)	$ 26,649

Puts
3M IRS	Barclays Bank PLC	4.723	04/22/2024	(21,400,000)	(21,400,000)	(30,591)	(35,688)	5,097
3M IRS	Barclays Bank PLC	4.896	04/22/2024	(21,400,000)	(21,400,000)	(7,590)	(21,413)	13,823
1M IRS	BofA Securities LLC	2.682	04/15/2024	(2,360,000)	(2,360,000)	(4,087)	(18,144)	14,057
1M IRS	BofA Securities LLC	2.651	04/22/2024	(2,380,000)	(2,380,000)	(7,914)	(17,488)	9,574
2M IRS	Citibank NA	2.600	04/08/2024	(2,390,000)	(2,390,000)	(6,144)	(20,355)	14,211
2M IRS	Citibank NA	3.896	04/22/2024	(2,530,000)	(2,530,000)	(11,957)	(22,833)	10,876
2M IRS	Citibank NA	2.577	04/29/2024	(2,380,000)	(2,380,000)	(16,022)	(17,749)	1,727
1M IRS	Deutsche Bank AG (London)	3.805	04/29/2024	(2,570,000)	(2,570,000)	(207)	(20,689)	20,482
2M IRS	MS & Co. Int. PLC	3.718	04/08/2024	(2,540,000)	(2,540,000)	(27,307)	(25,146)	(2,161)
2M IRS	MS & Co. Int. PLC	3.902	04/15/2024	(2,520,000)	(2,520,000)	(9,137)	(23,310)	14,173
3M IRS	UBS AG (London)	4.860	04/30/2024	(10,770,000)	(10,770,000)	(5,951)	(10,939)	4,988

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

3M IRS	UBS AG (London)	4.690%	04/30/2024	(10,770,000)	$ (10,770,000)	$ (17,908)	$ (17,776)	$ (132)

				(84,010,000)	$ (84,010,000)	$(144,815)	$(251,530)	$106,715

Total written option contracts				(103,680,000)	$(103,680,000)	$(283,881)	$(417,245)	$133,364

TOTAL				(71,510,000)	$ (71,510,000)	$(180,273)	$(331,427)	$ 151,154

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call USD/Put ZAR	Barclays Bank PLC	$19.480	04/02/2024	1,174,000	$1,174,000	$6	$12,186	$ (12,180)
Call EUR/Put USD	BNP Paribas SA	1.089	08/02/2024	550,000	550,000	6,615	11,042	(4,427)
Call USD/Put NOK	Citibank NA	10.975	04/24/2024	4,737,500	4,737,500	22,446	22,740	(294)
Call USD/Put ZAR	Citibank NA	20.860	09/04/2024	9,494,000	9,494,000	117,564	141,769	(24,205)
Call USD/Put ZAR	Deutsche Bank AG (London)	19.350	05/08/2024	2,373,000	2,373,000	18,244	22,430	(4,186)
Call USD/Put NOK	HSBC Bank PLC	11.033	05/29/2024	4,752,000	4,752,000	38,382	30,508	7,874
Call USD/Put HUF	JPMorgan Securities, Inc.	367.400	04/11/2024	2,345,000	2,345,000	8,705	12,757	(4,052)
Call USD/Put ZAR	JPMorgan Securities, Inc.	18.950	04/10/2024	2,390,000	2,390,000	14,555	20,701	(6,146)
Call EUR/Put USD	MS & Co. Int. PLC	1.101	07/22/2024	1,076,000	1,076,000	6,641	17,806	(11,165)
Call USD/Put HUF	MS & Co. Int. PLC	367.400	04/11/2024	2,345,000	2,345,000	8,704	29,711	(21,007)
Call USD/Put HUF	MS & Co. Int. PLC	369.000	05/09/2024	4,676,000	4,676,000	38,180	61,115	(22,935)
Call USD/Put HUF	MS & Co. Int. PLC	371.600	05/30/2024	4,760,000	4,760,000	55,145	55,145	—
Call EUR/Put USD	UBS AG (London)	1.106	07/15/2024	1,076,000	1,076,000	4,719	17,553	(12,834)
Call USD/Put COP	UBS AG (London)	4,232.000	05/08/2024	552,000	552,000	390	25,337	(24,947)

				42,300,500	$42,300,500	$340,296	$480,800	$(140,504)

Puts
Put AUD/Call USD	Barclays Bank PLC	0.621	09/24/2024	9,014,000	9,014,000	41,799	46,963	(5,164)
Put NZD/Call USD	Barclays Bank PLC	0.603	04/02/2024	7,740,000	7,740,000	34,765	19,710	15,055
Put EUR/Call USD	BNP Paribas SA	1.087	05/17/2024	7,040,000	7,040,000	79,811	45,710	34,101
Put EUR/Call USD	BNP Paribas SA	1.089	08/02/2024	550,000	550,000	8,617	11,042	(2,425)
Put EUR/Call USD	BNP Paribas SA	1.061	09/16/2024	6,507,000	6,507,000	48,488	33,974	14,514
Put GBP/Call USD	BNP Paribas SA	1.264	04/18/2024	7,397,000	7,397,000	55,148	47,521	7,627
Put GBP/Call USD	BNP Paribas SA	1.255	05/30/2024	7,538,000	7,538,000	68,597	72,298	(3,701)
Put AUD/Call USD	BofA Securities LLC	0.622	09/25/2024	9,110,000	9,110,000	44,251	46,520	(2,269)
Put EUR/Call USD	BofA Securities LLC	1.067	04/11/2024	3,267,000	3,267,000	2,358	25,069	(22,711)
Put GBP/Call USD	BofA Securities LLC	1.266	04/04/2024	2,804,000	2,804,000	14,379	16,041	(1,662)
Put NZD/Call USD	BofA Securities LLC	0.595	05/03/2024	5,842,000	5,842,000	26,421	39,239	(12,818)
Put NZD/Call USD	Citibank NA	0.610	05/20/2024	11,458,000	11,458,000	165,047	77,804	87,243

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put EUR/Call USD	Deutsche Bank AG (London)	$1.090	04/29/2024	4,371,000	$ 4,371,000	$ 52,334	$ 28,731	$ 23,603
Put EUR/Call USD	HSBC Bank PLC	1.074	05/17/2024	3,506,000	3,506,000	18,504	31,625	(13,121)
Put GBP/Call USD	HSBC Bank PLC	1.276	04/04/2024	5,578,000	5,578,000	77,260	35,429	41,831
Put NZD/Call USD	JPMorgan Securities, Inc.	0.597	05/20/2024	11,610,000	11,610,000	75,870	58,870	17,000
Put EUR/Call USD	MS & Co. Int. PLC	1.101	07/22/2024	1,076,000	1,076,000	24,425	17,807	6,618
Put GBP/Call USD	MS & Co. Int. PLC	1.264	04/18/2024	5,569,000	5,569,000	41,520	33,813	7,707
Put AUD/Call USD	UBS AG (London)	0.623	09/30/2024	9,073,000	9,073,000	46,850	45,052	1,798
Put EUR/Call USD	UBS AG (London)	1.060	04/03/2024	3,336,569	3,336,569	4	75,885	(75,881)
Put EUR/Call USD	UBS AG (London)	1.089	06/12/2024	8,762,000	8,762,000	118,832	72,010	46,822
Put EUR/Call USD	UBS AG (London)	1.106	07/15/2024	1,076,000	1,076,000	28,152	17,553	10,599
Put EUR/Call USD	UBS AG (London)	1.058	09/17/2024	6,493,000	6,493,000	44,312	34,360	9,952
Put NZD/Call USD	UBS AG (London)	0.611	04/11/2024	11,644,000	11,644,000	148,039	46,275	101,764
Put NZD/Call USD	UBS AG (London)	0.600	04/18/2024	11,610,000	11,610,000	59,570	41,754	17,816
Put NZD/Call USD	UBS AG (London)	0.594	05/01/2024	11,900,000	11,900,000	44,997	47,777	(2,780)
Put USD/Call COP	UBS AG (London)	4,232.000	05/08/2024	552,000	552,000	49,916	25,337	24,579

				174,423,569	$ 174,423,569	$ 1,420,266	$ 1,094,169	$ 326,097

Total purchased option contracts				216,724,069	$ 216,724,069	$ 1,760,562	$ 1,574,969	$ 185,593

Written option contracts
Calls
Call AUD/Put NZD	Barclays Bank PLC	1.088	04/30/2024	(2,905,000)	(2,905,000)	(11,633)	(8,807)	(2,826)
Call EUR/Put CZK	Barclays Bank PLC	25.385	04/09/2024	(437,000)	(437,000)	(438)	(2,361)	1,923
Call EUR/Put SEK	Barclays Bank PLC	11.190	04/09/2024	(874,000)	(874,000)	(27,198)	(6,289)	(20,909)
Call EUR/Put SEK	Barclays Bank PLC	11.175	04/12/2024	(876,000)	(876,000)	(28,475)	(9,606)	(18,869)
Call USD/Put SGD	Barclays Bank PLC	1.342	04/04/2024	(949,000)	(949,000)	(5,473)	(3,459)	(2,014)
Call AUD/Put NZD	BNP Paribas SA	1.071	04/04/2024	(1,460,000)	(1,460,000)	(16,798)	(4,242)	(12,556)
Call EUR/Put CZK	BNP Paribas SA	25.340	04/03/2024	(435,000)	(435,000)	(220)	(2,482)	2,262
Call EUR/Put GBP	BNP Paribas SA	0.856	05/01/2024	(1,760,000)	(1,760,000)	(7,774)	(8,137)	363
Call AUD/Put NZD	BofA Securities LLC	1.088	04/23/2024	(2,900,000)	(2,900,000)	(10,010)	(8,878)	(1,132)
Call EUR/Put CZK	BofA Securities LLC	25.290	04/23/2024	(872,000)	(872,000)	(3,435)	(4,473)	1,038
Call EUR/Put CZK	BofA Securities LLC	25.310	04/29/2024	(876,000)	(876,000)	(3,713)	(4,451)	738
Call EUR/Put PLN	BofA Securities LLC	4.322	04/04/2024	(876,000)	(876,000)	(233)	(3,693)	3,460
Call USD/Put SGD	BofA Securities LLC	1.336	04/18/2024	(1,887,000)	(1,887,000)	(18,861)	(7,482)	(11,379)
Call EUR/Put GBP	Citibank NA	0.855	04/09/2024	(874,000)	(874,000)	(1,916)	(4,157)	2,241
Call EUR/Put PLN	Citibank NA	4.320	04/18/2024	(865,000)	(865,000)	(1,783)	(5,113)	3,330
Call EUR/Put SEK	Citibank NA	11.190	04/09/2024	(874,000)	(874,000)	(27,199)	(5,634)	(21,565)
Call USD/Put NOK	Citibank NA	10.750	04/24/2024	(2,368,500)	(2,368,500)	(32,927)	(27,475)	(5,452)
Call USD/Put ZAR	Citibank NA	19.270	09/04/2024	(4,748,000)	(4,748,000)	(160,435)	(177,419)	16,984
Call EUR/Put CHF	Deutsche Bank AG (London)	0.955	04/04/2024	(876,000)	(876,000)	(17,873)	(5,619)	(12,254)
Call EUR/Put GBP	Deutsche Bank AG (London)	0.857	04/03/2024	(870,000)	(870,000)	(345)	(4,045)	3,700
Call EUR/Put PLN	Deutsche Bank AG (London)	4.310	04/26/2024	(876,000)	(876,000)	(3,285)	(4,920)	1,635

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Call USD/Put ZAR	Deutsche Bank AG (London)	$18.950	04/10/2024	(2,390,000)	$ (2,390,000)	$ (14,555)	$ (22,511)	$ 7,956
Call USD/Put NOK	HSBC Bank PLC	10.720	05/29/2024	(2,376,000)	(2,376,000)	(48,207)	(38,408)	(9,799)
Call EUR/Put CHF	JPMorgan Securities, Inc.	0.959	04/17/2024	(1,732,000)	(1,732,000)	(26,356)	(10,147)	(16,209)
Call USD/Put ZAR	JPMorgan Securities, Inc.	19.480	04/02/2024	(1,174,000)	(1,174,000)	(6)	(2,215)	2,209
Call AUD/Put NZD	MS & Co. Int. PLC	1.079	04/18/2024	(2,871,000)	(2,871,000)	(21,300)	(9,509)	(11,791)
Call EUR/Put CHF	MS & Co. Int. PLC	0.972	04/23/2024	(1,745,000)	(1,745,000)	(8,792)	(9,965)	1,173
Call EUR/Put GBP	MS & Co. Int. PLC	0.859	04/24/2024	(1,744,000)	(1,744,000)	(4,333)	(8,847)	4,514
Call EUR/Put SEK	MS & Co. Int. PLC	11.233	04/16/2024	(1,735,000)	(1,735,000)	(47,168)	(11,527)	(35,641)
Call USD/Put HUF	MS & Co. Int. PLC	367.400	04/11/2024	(4,690,000)	(4,690,000)	(29,852)	(29,852)	—
Call USD/Put SGD	MS & Co. Int. PLC	1.343	04/25/2024	(1,901,000)	(1,901,000)	(11,165)	(8,136)	(3,029)
Call EUR/Put CHF	UBS AG (London)	0.958	04/09/2024	(874,000)	(874,000)	(14,348)	(5,573)	(8,775)
Call EUR/Put PLN	UBS AG (London)	4.280	04/11/2024	(874,000)	(874,000)	(4,611)	(5,013)	402
Call EUR/Put SEK	UBS AG (London)	11.182	04/03/2024	(870,000)	(870,000)	(27,747)	(6,228)	(21,519)
Call EUR/Put SEK	UBS AG (London)	11.175	04/12/2024	(876,000)	(876,000)	(28,475)	(6,106)	(22,369)

				(55,310,500)	$ (55,310,500)	$ (666,939)	$ (482,779)	$(184,160)

Puts
Put AUD/Call NZD	Barclays Bank PLC	1.088	04/30/2024	(2,905,000)	(2,905,000)	(6,492)	(8,807)	2,315
Put AUD/Call USD	Barclays Bank PLC	0.647	09/24/2024	(3,605,000)	(3,605,000)	(42,067)	(44,842)	2,775
Put EUR/Call CZK	Barclays Bank PLC	25.385	04/09/2024	(437,000)	(437,000)	(3,070)	(2,361)	(709)
Put EUR/Call SEK	Barclays Bank PLC	11.190	04/09/2024	(874,000)	(874,000)	(1)	(6,291)	6,290
Put EUR/Call SEK	Barclays Bank PLC	11.175	04/12/2024	(876,000)	(876,000)	(7)	(2,595)	2,588
Put USD/Call SGD	Barclays Bank PLC	1.342	04/04/2024	(949,000)	(949,000)	(185)	(3,459)	3,274
Put AUD/Call NZD	BNP Paribas SA	1.071	04/04/2024	(1,460,000)	(1,460,000)	—	(4,242)	4,242
Put EUR/Call CZK	BNP Paribas SA	25.340	04/03/2024	(435,000)	(435,000)	(2,141)	(2,482)	341
Put EUR/Call GBP	BNP Paribas SA	0.856	05/01/2024	(1,760,000)	(1,760,000)	(8,043)	(8,136)	93
Put EUR/Call USD	BNP Paribas SA	1.067	04/11/2024	(3,267,000)	(3,267,000)	(2,358)	(7,354)	4,996
Put EUR/Call USD	BNP Paribas SA	1.074	05/17/2024	(3,506,000)	(3,506,000)	(18,504)	(12,810)	(5,694)
Put EUR/Call USD	BNP Paribas SA	1.089	09/16/2024	(2,169,000)	(2,169,000)	(36,909)	(27,199)	(9,710)
Put GBP/Call USD	BNP Paribas SA	1.276	04/04/2024	(5,578,000)	(5,578,000)	(77,260)	(57,833)	(19,427)
Put GBP/Call USD	BNP Paribas SA	1.264	04/18/2024	(7,397,000)	(7,397,000)	(55,148)	(58,808)	3,660
Put AUD/Call NZD	BofA Securities LLC	1.088	04/23/2024	(2,900,000)	(2,900,000)	(6,053)	(8,878)	2,825
Put AUD/Call USD	BofA Securities LLC	0.648	09/25/2024	(3,644,000)	(3,644,000)	(43,419)	(44,043)	624
Put EUR/Call CZK	BofA Securities LLC	25.290	04/23/2024	(872,000)	(872,000)	(4,533)	(4,473)	(60)
Put EUR/Call CZK	BofA Securities LLC	25.310	04/29/2024	(876,000)	(876,000)	(5,232)	(4,451)	(781)
Put EUR/Call PLN	BofA Securities LLC	4.322	04/04/2024	(876,000)	(876,000)	(6,775)	(6,353)	(422)
Put NZD/Call USD	BofA Securities LLC	0.603	04/02/2024	(7,740,000)	(7,740,000)	(34,765)	(34,462)	(303)
Put USD/Call SGD	BofA Securities LLC	1.336	04/18/2024	(1,887,000)	(1,887,000)	(1,221)	(7,482)	6,261
Put EUR/Call GBP	Citibank NA	0.855	04/09/2024	(874,000)	(874,000)	(1,680)	(4,157)	2,477
Put EUR/Call PLN	Citibank NA	4.320	04/18/2024	(865,000)	(865,000)	(7,176)	(5,113)	(2,063)
Put EUR/Call SEK	Citibank NA	11.190	04/09/2024	(874,000)	(874,000)	(1)	(5,634)	5,633
Put NZD/Call USD	Citibank NA	0.595	05/03/2024	(5,842,000)	(5,842,000)	(26,422)	(15,048)	(11,374)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put EUR/Call CHF	Deutsche Bank AG (London)	$0.955	04/04/2024	(876,000)	$ (876,000)	$ (5)	$ (5,620)	$ 5,615
Put EUR/Call GBP	Deutsche Bank AG (London)	0.857	04/03/2024	(870,000)	(870,000)	(2,491)	(4,045)	1,554
Put EUR/Call PLN	Deutsche Bank AG (London)	4.310	04/26/2024	(876,000)	(876,000)	(6,172)	(4,920)	(1,252)
Put EUR/Call USD	Deutsche Bank AG (London)	1.087	05/17/2024	(7,040,000)	(7,040,000)	(79,809)	(67,524)	(12,285)
Put EUR/Call USD	HSBC Bank PLC	1.060	04/03/2024	(3,336,580)	(3,336,580)	(4)	(7,248)	7,244
Put GBP/Call USD	HSBC Bank PLC	1.266	04/04/2024	(2,804,000)	(2,804,000)	(14,379)	(7,485)	(6,894)
Put EUR/Call CHF	JPMorgan Securities, Inc.	0.959	04/17/2024	(1,732,000)	(1,732,000)	(1,136)	(10,147)	9,011
Put NZD/Call USD	JPMorgan Securities, Inc.	0.610	05/20/2024	(11,458,000)	(11,458,000)	(165,047)	(127,680)	(37,367)
Put AUD/Call NZD	MS & Co. Int. PLC	1.079	04/18/2024	(2,871,000)	(2,871,000)	(1,328)	(9,508)	8,180
Put EUR/Call CHF	MS & Co. Int. PLC	0.972	04/23/2024	(1,745,000)	(1,745,000)	(9,287)	(9,965)	678
Put EUR/Call GBP	MS & Co. Int. PLC	0.859	04/24/2024	(1,744,000)	(1,744,000)	(10,567)	(8,848)	(1,719)
Put EUR/Call SEK	MS & Co. Int. PLC	11.233	04/16/2024	(1,735,000)	(1,735,000)	(114)	(11,526)	11,412
Put USD/Call SGD	MS & Co. Int. PLC	1.343	04/25/2024	(1,901,000)	(1,901,000)	(4,557)	(8,136)	3,579
Put AUD/Call USD	UBS AG (London)	0.648	09/30/2024	(3,629,000)	(3,629,000)	(44,473)	(42,813)	(1,660)
Put EUR/Call CHF	UBS AG (London)	0.958	04/09/2024	(874,000)	(874,000)	(112)	(5,573)	5,461
Put EUR/Call PLN	UBS AG (London)	4.280	04/11/2024	(874,000)	(874,000)	(1,616)	(5,013)	3,397
Put EUR/Call SEK	UBS AG (London)	11.182	04/03/2024	(870,000)	(870,000)	—	(6,228)	6,228
Put EUR/Call SEK	UBS AG (London)	11.175	04/12/2024	(876,000)	(876,000)	(7)	(6,106)	6,099
Put EUR/Call USD	UBS AG (London)	1.090	04/29/2024	(4,371,000)	(4,371,000)	(52,334)	(28,519)	(23,815)
Put EUR/Call USD	UBS AG (London)	1.086	09/17/2024	(2,164,000)	(2,164,000)	(34,399)	(27,240)	(7,159)
Put NZD/Call USD	UBS AG (London)	0.611	04/11/2024	(11,644,000)	(11,644,000)	(148,039)	(99,671)	(48,368)
Put NZD/Call USD	UBS AG (London)	0.600	04/18/2024	(11,610,000)	(11,610,000)	(59,570)	(62,116)	2,546

				(138,368,580)	$(138,368,580)	$(1,024,908)	$ (953,244)	$ (71,664)

Total written option contracts				(193,679,080)	$(193,679,080)	$(1,691,847)	$(1,436,023)	$(255,824)

TOTAL				23,044,989	$ 23,044,989	$ 68,715	$ 138,946	$ (70,231)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURIBOR	—Euro Interbank Offered Rate
GO	—General Obligation
LLC	—Limited Liability Company
LP	—Limited Partnership
MSCI	—Morgan Stanley Capital International
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMICS	—Real Estate Mortgage Investment Conduits
RFUCC	—Refinitive USD IBOR Consumer Cash Fallbacks 1 year
SOFR	—Secured Overnight Financing Rate
STACR	—Structured Agency Credit Risk

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
2M IRS	—2 Months Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
BofA Securities LLC	—Bank of America Securities LLC
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CMBX	—Commercial Mortgage Backed Securities Index
CNRR	—China Fixing Repo Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Financing Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 49.9%

Collateralized Mortgage Obligations – 3.8%
Sequential Fixed Rate – 1.7%
BRAVO Residential Funding Trust Series 2024-NQM1, Class A1
$6,019,108	5.943	%(a)(b)(c)	12/01/63	$6,002,094
Federal Home Loan Mortgage Corp. REMICS Series 4246, Class PT
77,777	6.500		02/15/36	80,277
Federal Home Loan Mortgage Corp. REMICS Series 2755, Class ZA
176,142	5.000		02/15/34	175,094
Federal National Mortgage Association REMICS Series 2011-99, Class DB
332,492	5.000		10/25/41	330,136
Federal National Mortgage Association REMICS Series 2012- 111, Class B
59,904	7.000		10/25/42	63,248
Federal National Mortgage Association REMICS Series 2012- 153, Class B
210,965	7.000		07/25/42	226,813
Federal National Mortgage Association REMICS Series 2011-52, Class GB
353,086	5.000		06/25/41	350,799
Government National Mortgage Association REMICS Series 2021-135, Class A
14,077,138	2.000	(a)	08/20/51	11,305,200
OBX Trust Series 2024-NQM2, Class A1
10,196,039	5.878	(a)(b)(c)	12/25/63	10,167,171
OBX Trust Series 2024-NQM1, Class A1
6,110,177	5.928	(a)(b)(c)	11/25/63	6,098,717
OBX Trust Series 2024-NQM1, Class A2
342,170	6.253	(a)(b)(c)	11/25/63	341,666

				35,141,215

Sequential Floating Rate(a) – 2.1%
Angel Oak Mortgage Trust Series 2021-6, Class A1
1,366,180	1.458	(b)(d)	09/25/66	1,106,207
Chase Home Lending Mortgage Trust Series 2024-3, Class A5
800,000	6.000	(b)(d)	02/25/55	812,181
Chase Home Lending Mortgage Trust Series 2024-3, Class A5A
1,300,000	5.500	(b)(d)	02/25/55	1,286,771
Chase Home Lending Mortgage Trust Series 2024-3, Class A7
425,000	6.000	(b)(d)	02/25/55	429,973
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA5, Class M2 (1 mo. USD Term SOFR + 1.650%)
414,599	6.970	(b)(d)	01/25/34	416,686
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA3, Class M1A (1 mo. USD Term SOFR + 2.000%)
440,424	7.320	(b)(d)	04/25/42	446,312
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA1, Class M1A (1 mo. USD Term SOFR + 1.000%)
1,334,559	6.320	(b)(d)	01/25/42	1,334,131
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA1, Class M1B (1 mo. USD Term SOFR + 3.500%)
780,000	8.820	(b)(d)	03/25/42	813,210

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a) – (continued)
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2023-HQA2, Class M1B (1 mo. USD Term SOFR + 3.350%)
$1,387,000	8.670	%(b)(d)	06/25/43	$1,467,151
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1, Class A1 (1 mo. USD Term SOFR + 1.250%)
6,250,000	6.569	(b)(d)	03/25/44	6,265,625
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1, Class M1 (1 mo. USD Term SOFR + 1.250%)
4,425,000	6.569	(b)(d)	03/25/44	4,427,766
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1, Class M2 (1 mo. USD Term SOFR + 2.000%)
1,550,000	7.319	(b)(d)	03/25/44	1,550,484
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R01, Class 1M2 (1 mo. USD Term SOFR + 1.550%)
978,000	6.870	(b)(d)	10/25/41	981,957
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R03, Class 1M2 (1 mo. USD Term SOFR + 1.650%)
884,000	6.970	(b)(d)	12/25/41	884,561
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (1 mo. USD Term SOFR + 3.900%)
739,908	9.220	(b)(d)	04/25/43	788,861
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (1 mo. USD Term SOFR + 3.100%)
730,000	8.421	(b)(d)	06/25/43	765,541
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R08, Class 1M2 (1 mo. USD Term SOFR + 2.500%)
690,000	7.820	(b)(d)	10/25/43	707,238
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R01, Class 1M2 (1 mo. USD Term SOFR + 1.800%)
1,300,000	7.120	(b)(d)	01/25/44	1,303,926
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R02, Class 1M2 (1 mo. USD Term SOFR + 1.800%)
3,525,000	7.120	(b)(d)	02/25/44	3,541,423
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1 mo. USD Term SOFR + 0.594%)
41,140	5.921	(d)	01/19/36	41,505
Impac CMB Trust Series 2004-8, Class 1A (1 mo. USD Term SOFR + 0.834%)
40,621	6.164	(d)	10/25/34	39,244
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
3,201,326	2.520	(b)(d)	05/25/52	2,634,082
JP Morgan Mortgage Trust Series 2024-1, Class A2
6,545,402	6.000	(b)(d)	06/25/54	6,528,528
Mill City Mortgage Loan Trust Series 2017-2, Class A3
255,806	3.250	(b)(d)	07/25/59	244,920
OBX Trust Series 2024-NQM4, Class A1
2,985,755	6.067	(b)(c)	01/25/64	2,985,406

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a) – (continued)
Verus Securitization Trust Series 2022-INV1, Class A1
$246,017	5.041	%(b)(c)	08/25/67	$244,111
WaMu Mortgage Pass-Through Certificates Trust Series 2002-AR19, Class A7
8,172	5.554	(d)	02/25/33	7,650
Wells Fargo Mortgage-Backed Securities Trust Series 2019-3, Class A1
83,476	3.500	(b)(d)	07/25/49	74,407

				42,129,857

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				77,271,072

Commercial Mortgage-Backed Securities – 3.9%
Sequential Fixed Rate – 1.4%
Bank Series 2019-BN21, Class A5
$950,000	2.851	%(a)	10/17/52	$842,419
Bank Series 2023-BNK46, Class A4
3,350,000	5.745	(a)	08/15/56	3,516,767
Benchmark Mortgage Trust Series 2023-B39, Class A5
1,325,000	5.754	(a)	07/15/56	1,388,847
BMO Mortgage Trust Series 2022-C3, Class A5
850,000	5.313	(a)	09/15/54	863,023
BMO Mortgage Trust Series 2023-C5, Class A5
4,400,000	5.765	(a)	06/15/56	4,616,967
BMO Mortgage Trust Series 2023-C7, Class A5
3,000,000	6.160	(a)	12/15/56	3,240,456
BX Trust Series 2022-CLS, Class A
2,400,000	5.760	(b)	10/13/27	2,409,231
Citigroup Commercial Mortgage Trust Series 2019-C7, Class A4
1,020,000	3.102	(a)	12/15/72	912,668
DOLP Trust Series 2021-NYC, Class A
4,650,000	2.956	(b)	05/10/41	3,903,748
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K-161, Class A2
3,450,000	4.900	(a)	10/25/33	3,483,484
JP Morgan Chase Commercial Mortgage Securities Trust Series 2022-OPO, Class A
3,678,000	3.024	(b)	01/05/39	3,257,586

				28,435,196

Sequential Floating Rate(d) – 2.5%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
2,526,000	2.778		11/15/54	2,093,828
BBCMS Mortgage Trust Series 2023-C21, Class AS
2,400,000	6.296	(a)	09/15/56	2,565,327
BX Commercial Mortgage Trust Series 2023-VLT2, Class A (1 mo. USD Term SOFR + 2.281%)
1,800,000	7.606	(b)	06/15/40	1,807,221
BX Commercial Mortgage Trust Series 2024-XL4, Class A (1 mo. USD Term SOFR + 1.442%)
6,400,000	6.767	(b)	02/15/39	6,410,004
BX Commercial Mortgage Trust Series 2024-XL5, Class A (1 mo. USD Term SOFR + 1.392%)
3,425,000	6.692	(b)	03/15/41	3,425,429
BX Trust Series 2021-ARIA, Class C (1 mo. USD Term SOFR + 1.760%)
1,350,000	7.086	(b)	10/15/36	1,331,194

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(d) – (continued)
BX Trust Series 2022-PSB, Class A (1 mo. USD Term SOFR + 2.451%)
$1,568,271	7.776	%(b)	08/15/39	$1,578,013
BX Trust Series 2024-BIO, Class A (1 mo. USD Term SOFR + 1.642%)
6,275,000	6.967	(b)	02/15/41	6,283,922
BX Trust Series 2024-PAT, Class A (1 mo. USD Term SOFR + 2.090%)
1,450,000	7.340	(b)	03/15/26	1,449,343
BX Trust Series 2024-PAT, Class B (1 mo. USD Term SOFR + 3.039%)
500,000	8.289	(b)	03/15/26	499,689
Citigroup Commercial Mortgage Trust Series 2023-PRM3, Class A
3,100,000	6.360	(b)	07/10/28	3,215,799
DC Trust Series 2024-HLTN, Class A
2,050,000	5.727	(b)	04/13/28	2,056,712
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K-152, Class A2
3,600,000	3.780	(a)	11/25/32	3,376,389
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF153, Class AS (1 mo. USD Term SOFR + 0.680%)
2,393,089	6.000	(a)	02/25/33	2,387,500
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K510, Class A2
1,350,000	5.069	(a)	10/25/28	1,366,614
SCG Mortgage Trust Series 2024-MSP, Class A (1 mo. USD Term SOFR + 1.741%)
3,025,000	7.041	(b)	04/15/41	3,017,941
TYSN Mortgage Trust Series 2023-CRNR, Class A
4,410,000	6.580	(b)	12/10/33	4,605,458
Wells Fargo Commercial Mortgage Trust Series 2022-C62, Class A4
3,100,000	4.000	(a)	04/15/55	2,874,037

				50,344,420

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$78,779,616

Federal Agencies – 42.2%
Adjustable Rate Federal National Mortgage Association(d) – 0.1%
(1 yr. CMT + 2.170%)
$971	5.461%		06/01/33	$983
(RFUCC 1 yr. Treasury + 1.646%)
117,280	5.895%		07/01/34	119,667
(RFUCC 1 yr. Treasury + 1.566%)
486,689	5.645%		09/01/34	494,792
(RFUCC 1 yr. Treasury + 1.739%)
217,989	5.073%		05/01/35	222,527
(RFUCC 1 yr. Treasury + 1.233%)
117,460	5.276%		06/01/35	118,631

				956,600

Federal Home Loan Mortgage Corp. – 0.1%
3,289	5.500%		10/01/25	3,279
6,982	7.500		12/01/30	7,333
3,491	7.500		01/01/31	3,664

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. – (continued)
$3,826	5.000%	10/01/33	$3,834
496	5.000	04/01/35	497
6,168	5.000	07/01/35	6,181
35,547	5.000	12/01/35	35,735
88,259	5.000	01/01/38	88,679
180,834	5.000	01/01/39	181,568
70,451	5.000	06/01/39	70,677
7,292	4.000	06/01/40	6,973
3,726	5.000	08/01/40	3,761
1,120	4.500	11/01/40	1,099
47,695	4.000	02/01/41	45,595
3,766	5.000	06/01/41	3,797
4,051	4.000	11/01/41	3,877
974,692	4.500	08/01/48	949,341

			1,415,890

Federal National Mortgage Association – 0.6%
6,209	8.000	02/01/31	6,317
10,799	7.000	03/01/31	11,286
14,286,863	3.500	09/01/62	12,409,540

			12,427,143

Government National Mortgage Association – 13.8%
4,173	6.000	11/15/38	4,301
36,661	5.000	07/15/40	36,881
2,493	4.000	02/20/41	2,380
3,977	4.000	11/20/41	3,793
665	4.000	01/20/42	635
2,115	4.000	04/20/42	2,016
1,334	4.000	10/20/42	1,271
20,057	4.000	08/20/43	19,091
1,882	4.000	03/20/44	1,790
2,325	4.000	05/20/44	2,211
161,374	4.000	11/20/44	153,706
10,559	4.000	05/20/45	10,044
1,419,033	4.000	07/20/45	1,349,827
22,674	4.000	10/20/45	21,568
3,882,872	3.500	04/20/47	3,570,921
4,083,383	3.500	12/20/47	3,755,323
110,606	4.500	02/20/48	108,040
293,787	4.500	04/20/48	286,239
779,663	4.500	05/20/48	759,142
739,541	5.000	07/20/48	735,566
1,265,872	4.500	08/20/48	1,230,973
669,649	5.000	08/20/48	666,050
5,380,969	4.500	09/20/48	5,232,619
5,489	3.500	09/20/48	5,048
847,606	5.000	10/20/48	841,990
2,645,799	5.000	11/20/48	2,628,270
4,820,830	4.500	12/20/48	4,681,897
1,492,845	5.000	12/20/48	1,482,955
2,757,850	4.500	01/20/49	2,677,509
2,409,254	5.000	01/20/49	2,392,539
1,874,547	4.000	02/20/49	1,771,996
598,859	4.500	02/20/49	581,413
479,030	4.500	03/20/49	465,075
1,687,832	4.000	03/20/49	1,595,496

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$851,458	5.000%	03/20/49	$845,817
7,816	3.500	04/20/49	7,185
1,912,564	4.000	04/20/49	1,807,933
592,679	4.000	05/20/49	560,070
18,886	3.500	08/20/49	17,343
3,096,926	3.000	08/20/49	2,755,589
2,118,826	5.000	08/20/49	2,107,437
1,174,714	3.500	09/20/49	1,078,736
721,243	4.500	10/20/49	700,457
15,051,902	3.000	10/20/49	13,385,277
565,708	3.500	12/20/49	519,488
1,661,055	3.500	02/20/50	1,525,342
5,628,661	3.000	03/20/50	5,003,497
156,121	3.500	06/20/50	142,879
365,092	3.500	07/20/50	335,263
1,036,981	4.000	01/20/51	974,823
2,461,050	3.500	03/20/51	2,259,974
720,225	3.000	07/20/51	635,559
1,472,426	2.500	09/20/51	1,237,547
1,756,000	2.500	10/20/51	1,476,984
7,785,437	3.000	11/20/51	6,847,969
2,757,168	2.500	11/20/51	2,319,073
6,555,337	3.000	12/20/51	5,784,723
3,387,885	2.500	12/20/51	2,854,091
35,135,346	4.500	09/20/52	33,759,652
1,841,759	3.500	02/20/53	1,682,757
18,857,089	7.000	01/20/54	19,261,935
2,016,243	7.000	02/20/54	2,059,530
9,000,000	2.000	TBA-30yr(e)	7,373,882
66,000,000	4.500	TBA-30yr(e)	63,413,374
16,000,000	2.500	TBA-30yr(e)	13,626,731
8,000,000	5.500	TBA-30yr(e)	7,995,290
22,000,000	6.000	TBA-30yr(e)	22,196,988
15,000,000	6.500	TBA-30yr(e)	15,249,317

			278,881,087

Uniform Mortgage-Backed Security – 27.6%
5,984	7.000	08/01/27	6,030
316	6.500	09/01/27	317
19,157	7.000	03/01/28	19,392
845	6.500	05/01/28	854
4,195	4.500	04/01/39	4,107
3,561	4.500	05/01/39	3,488
4,235	4.500	07/01/39	4,148
14,589	4.500	08/01/39	14,287
121,318	4.500	12/01/39	118,813
8,119	4.500	04/01/41	7,951
236,498	4.500	05/01/41	231,590
39,204	4.500	08/01/41	38,354
10,868	3.000	11/01/42	9,783
269,320	3.000	12/01/42	243,344
389,025	3.000	01/01/43	351,579
58,633	3.000	02/01/43	52,983
442,997	3.000	03/01/43	398,949
774,918	3.000	04/01/43	697,449
518,202	3.000	05/01/43	465,978
54,388	3.000	06/01/43	48,834
447,826	3.000	07/01/43	402,475

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$259,231	5.000%	05/01/44	$259,952
2,612,567	4.000	12/01/44	2,490,994
1,312,434	4.500	04/01/45	1,283,237
165,528	4.500	05/01/45	161,690
399,017	4.500	06/01/45	389,615
4,849,843	4.000	08/01/45	4,601,913
58,654	4.000	03/01/46	55,419
32,348	4.000	06/01/46	30,539
9,572	4.000	08/01/46	9,037
78,556	4.000	10/01/46	74,164
116,137	4.000	06/01/47	109,717
1,502,903	4.500	07/01/47	1,459,137
384,045	4.500	11/01/47	372,741
185,233	4.000	12/01/47	175,341
690,787	4.000	01/01/48	653,681
1,979,756	4.000	02/01/48	1,870,769
46,451	4.500	02/01/48	44,982
1,425,215	4.000	03/01/48	1,346,017
78,090	4.500	05/01/48	75,547
1,066,645	4.000	06/01/48	1,008,683
13,184	4.500	06/01/48	12,743
11,177	4.500	07/01/48	10,803
996,066	4.000	07/01/48	941,461
1,700,641	4.000	08/01/48	1,604,508
8,048	4.500	08/01/48	7,778
915,232	4.500	09/01/48	887,542
2,921,490	5.000	11/01/48	2,918,623
1,636,280	4.500	11/01/48	1,579,705
1,180,682	4.500	12/01/48	1,139,658
1,409,896	4.500	01/01/49	1,360,993
1,021,094	4.500	02/01/49	985,754
830,861	3.000	02/01/49	733,485
3,667	4.500	03/01/49	3,539
490,937	4.500	06/01/49	474,095
1,893,576	4.500	07/01/49	1,826,258
1,980,524	3.500	07/01/49	1,807,428
949,436	4.500	08/01/49	915,734
1,278,662	3.500	08/01/49	1,166,508
6,059,354	3.000	09/01/49	5,321,635
2,739,213	5.000	10/01/49	2,715,125
1,185,479	3.000	10/01/49	1,041,149
1,688,723	3.000	12/01/49	1,475,524
154,524	4.500	01/01/50	149,231
119,154	4.500	02/01/50	115,066
21,652,759	4.500	03/01/50	20,958,634
8,812,336	4.000	03/01/50	8,289,409
2,432,834	5.000	03/01/50	2,409,920
15,377	4.500	04/01/50	14,788
1,466,733	4.500	05/01/50	1,407,732
2,608,376	2.500	09/01/50	2,202,660
21,621,994	2.000	10/01/50	17,251,888
20,498,369	3.000	10/01/50	17,931,009
5,923,799	3.000	11/01/50	5,180,369
21,628,880	2.000	11/01/50	17,278,285
2,882,050	2.500	11/01/50	2,421,157
7,836,903	3.000	12/01/50	6,863,176
10,495,182	2.500	01/01/51	8,715,249
4,602,493	2.500	02/01/51	3,830,229

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$185,363	4.500%	03/01/51	$177,930
951,236	2.000	03/01/51	759,273
16,581,057	2.500	05/01/51	13,892,502
13,031,714	2.000	05/01/51	10,361,229
34,630,330	2.500	08/01/51	29,092,306
538,880	2.000	08/01/51	427,807
23,906,469	2.500	09/01/51	20,027,862
2,541,354	2.000	09/01/51	2,021,186
497,452	4.500	10/01/51	474,767
3,508,980	2.000	10/01/51	2,785,536
19,472,178	2.000	01/01/52	15,410,967
59,307,437	2.000	02/01/52	46,994,008
160,735	4.500	03/01/52	153,431
617,556	2.000	03/01/52	489,043
9,288,652	2.500	03/01/52	7,687,470
2,917,808	2.000	04/01/52	2,309,776
4,971,234	4.500	04/01/52	4,750,654
12,425,824	2.500	04/01/52	10,278,853
1,372,713	4.500	05/01/52	1,311,554
5,699,602	2.500	05/01/52	4,717,331
5,458,913	5.500	09/01/52	5,498,659
149,392	2.500	10/01/52	123,645
13,363,100	6.000	11/01/52	13,668,173
6,638,215	2.500	11/01/52	5,494,182
5,128,267	6.000	12/01/52	5,253,018
5,019,043	2.500	02/01/53	4,155,038
5,379,646	5.500	04/01/53	5,379,307
2,784,189	6.000	04/01/53	2,850,079
17,293,075	4.500	05/01/53	16,708,421
6,748,378	6.500	09/01/53	6,944,279
2,942,877	6.500	12/01/53	3,055,897
27,000,000	2.500	TBA-30yr(e)	22,318,243
61,000,000	5.500	TBA-30yr(e)	60,706,913
8,000,000	6.500	TBA-30yr(e)	8,171,875
42,000,000	6.000	TBA-30yr(e)	42,398,672
17,000,000	7.000	TBA-30yr(e)	17,500,288

			557,892,904

TOTAL FEDERAL AGENCIES			$851,573,624

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $1,039,345,656)			$1,007,624,312

Corporate Obligations – 31.4%

Aerospace & Defense(a) – 0.7%
Boeing Co.
$1,575,000	3.450%	11/01/28 $	1,438,384
300,000	3.250	02/01/35	236,334
163,000	3.375	06/15/46	110,155
100,000	3.625	03/01/48	68,242
100,000	3.850	11/01/48	70,400
2,725,000	5.805	05/01/50	2,577,278
RTX Corp.
8,450,000	6.100	03/15/34	9,037,275

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Aerospace & Defense(a) – (continued)
$550,000	4.050%		05/04/47	$448,806

				13,986,874

Agriculture(a) – 0.1%
BAT Capital Corp.
2,000,000	2.259		03/25/28	1,782,300

Automotive – 1.0%
General Motors Co.
550,000	4.000		04/01/25	541,360
General Motors Financial Co., Inc. (a)
2,425,000	4.300		07/13/25	2,387,412
3,200,000	1.500		06/10/26	2,944,736
2,825,000	2.350		01/08/31	2,335,314
Hyundai Capital America (a)(b)
1,975,000	5.700		06/26/30	2,010,985
8,815,000	6.200		09/21/30	9,205,328

				19,425,135

Banks – 8.5%
Banco Santander SA
2,400,000	2.746		05/28/25	2,319,888
400,000	4.250		04/11/27	387,580
800,000	3.306		06/27/29	733,872
800,000	2.749		12/03/30	660,640
4,400,000	6.921		08/08/33	4,601,212
Bank of America Corp.
150,000	4.183	(a)	11/25/27	145,463
237,000	6.110		01/29/37	251,779
(3 mo. USD Term SOFR + 1.252%)
225,000	2.496	(a)(d)	02/13/31	193,640
(3 mo. USD Term SOFR + 1.632%)
1,550,000	3.593	(a)(d)	07/21/28	1,473,523
(5 yr. CMT + 1.200%)
94,000	2.482	(a)(d)	09/21/36	75,102
(Secured Overnight Financing Rate + 1.220%)
1,375,000	2.651	(a)(d)	03/11/32	1,160,871
(Secured Overnight Financing Rate + 1.220%)
245,000	2.299	(a)(d)	07/21/32	200,540
(Secured Overnight Financing Rate + 1.330%)
250,000	2.972	(a)(d)	02/04/33	212,105
(Secured Overnight Financing Rate + 1.370%)
3,150,000	1.922	(a)(d)	10/24/31	2,568,510
(Secured Overnight Financing Rate + 1.530%)
3,725,000	1.898	(a)(d)	07/23/31	3,058,113
(Secured Overnight Financing Rate + 1.630%)
10,680,000	5.202	(a)(d)	04/25/29	10,691,214
(Secured Overnight Financing Rate + 1.830%)
5,000,000	4.571	(a)(d)	04/27/33	4,748,350
(Secured Overnight Financing Rate + 2.150%)
5,225,000	2.592	(a)(d)	04/29/31	4,504,629
(Secured Overnight Financing Rate + 2.160%)
1,089,000	5.015	(a)(d)	07/22/33	1,071,696
Bank of New York Mellon Corp. (a)(d) (Secured Overnight Financing Rate + 1.755%)
315,000	4.596		07/26/30	309,475

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Barclays PLC (a)(d)
(1 yr. CMT + 3.500%)
$4,410,000	7.437%		11/02/33	$4,903,699
(Secured Overnight Financing Rate + 2.714%)
800,000	2.852		05/07/26	775,528
BNP Paribas SA (b)
900,000	3.375		01/09/25	884,988
(Secured Overnight Financing Rate + 1.004%)
1,600,000	1.323	(a)(d)	01/13/27	1,487,408
(Secured Overnight Financing Rate + 2.074%)
1,325,000	2.219	(a)(d)	06/09/26	1,274,067
BPCE SA (b)
1,150,000	4.625		09/12/28	1,125,241
(Secured Overnight Financing Rate + 1.312%)
1,650,000	2.277	(a)(d)	01/20/32	1,338,827
Citigroup, Inc.
2,500,000	4.600		03/09/26	2,461,300
3,175,000	3.400		05/01/26	3,057,843
2,450,000	4.450		09/29/27	2,382,625
(Secured Overnight Financing Rate + 1.351%)
3,725,000	3.057	(a)(d)	01/25/33	3,161,258
(Secured Overnight Financing Rate + 1.422%)
1,375,000	2.976	(a)(d)	11/05/30	1,221,151
(Secured Overnight Financing Rate + 2.086%)
2,495,000	4.910	(a)(d)	05/24/33	2,405,579
Credit Agricole SA (b)
1,050,000	3.250		10/04/24	1,036,781
(5 yr. USD Swap + 4.319%)
600,000	6.875	(a)(d)	09/23/24	599,586
Credit Suisse AG
1,175,000	2.950		04/09/25	1,143,698
4,135,000	1.250		08/07/26	3,768,680
Fifth Third Bancorp (a)
1,235,000	2.375		01/28/25	1,201,803
First-Citizens Bank & Trust Co. (a)(d) (3 mo. USD Term SOFR + 1.715%)
1,500,000	2.969		09/27/25	1,465,440
HSBC Holdings PLC
600,000	4.950		03/31/30	595,506
Huntington Bancshares, Inc. (a)
1,625,000	4.000		05/15/25	1,595,604
ING Groep NV (a)(b)(d) (1 yr. CMT + 1.100%)
3,400,000	1.400		07/01/26	3,228,096
JPMorgan Chase & Co. (a)(d) (3 mo. USD Term SOFR + 1.507%)
2,275,000	3.960		01/29/27	2,221,788
(3 mo. USD Term SOFR + 1.599%)
2,150,000	3.782		02/01/28	2,070,622
(3 mo. USD Term SOFR + 1.622%)
800,000	3.882		07/24/38	690,616
(3 mo. USD Term SOFR + 2.515%)
675,000	2.956		05/13/31	590,726
(3 mo. USD Term SOFR + 3.790%)
275,000	4.493		03/24/31	265,889
(Secured Overnight Financing Rate + 1.260%)
3,475,000	2.963		01/25/33	2,967,963
(Secured Overnight Financing Rate + 1.800%)
3,692,000	4.586		04/26/33	3,534,573

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 2.040%)
$75,000	2.522%		04/22/31	$64,886
(Secured Overnight Financing Rate + 2.080%)
2,480,000	4.912		07/25/33	2,426,382
Kreditanstalt fuer Wiederaufbau (f)
13,520,000	3.375		08/23/24	13,414,410
M&T Bank Corp. (a)(d) (Secured Overnight Financing Rate + 1.850%)
2,280,000	5.053		01/27/34	2,119,853
(Secured Overnight Financing Rate + 2.800%)
1,930,000	7.413		10/30/29	2,035,918
Morgan Stanley
1,631,000	3.950		04/23/27	1,575,187
(3 mo. USD Term SOFR + 1.890%)
325,000	4.431	(a)(d)	01/23/30	314,545
(Secured Overnight Financing Rate + 0.720%)
5,100,000	0.985	(a)(d)	12/10/26	4,725,558
(Secured Overnight Financing Rate + 1.034%)
2,625,000	1.794	(a)(d)	02/13/32	2,098,688
(Secured Overnight Financing Rate + 1.143%)
3,900,000	2.699	(a)(d)	01/22/31	3,408,405
(Secured Overnight Financing Rate + 1.152%)
1,050,000	2.720	(a)(d)	07/22/25	1,039,364
(Secured Overnight Financing Rate + 1.295%)
3,205,000	5.050	(a)(d)	01/28/27	3,193,782
(Secured Overnight Financing Rate + 1.360%)
3,175,000	2.484	(a)(d)	09/16/36	2,509,679
(Secured Overnight Financing Rate + 1.590%)
4,320,000	5.164	(a)(d)	04/20/29	4,317,278
(Secured Overnight Financing Rate + 2.076%)
2,470,000	4.889	(a)(d)	07/20/33	2,395,826
(Secured Overnight Financing Rate + 3.120%)
1,100,000	3.622	(a)(d)	04/01/31	1,009,448
NatWest Group PLC (a)(d) (5 yr. CMT + 2.100%)
500,000	3.754		11/01/29	491,865
Royal Bank of Canada
4,750,000	5.000		02/01/33	4,729,480
Shinhan Bank Co. Ltd. (b)
540,000	4.500		04/12/28	531,731
State Street Corp. (a)(d) (Secured Overnight Financing Rate + 2.650%)
100,000	3.152		03/30/31	89,868
Toronto-Dominion Bank
150,000	4.456		06/08/32	143,478
Truist Bank (a)
1,250,000	2.250		03/11/30	1,040,538
Truist Financial Corp. (a)(d) (Secured Overnight Financing Rate + 2.050%)
100,000	6.047		06/08/27	101,340
U.S. Bancorp (a)(d) (Secured Overnight Financing Rate + 2.020%)
4,940,000	5.775		06/12/29	5,026,845
UBS Group AG
276,000	3.750		03/26/25	270,753
2,550,000	4.125	(b)	09/24/25	2,498,337
683,000	4.550		04/17/26	672,127
(3 mo. USD LIBOR + 1.410%)
1,675,000	3.869	(a)(b)(d)	01/12/29	1,583,729

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(5 yr. CMT + 4.758%)
$695,000	9.250	%(a)(b)(d)	11/13/33	$783,543
(Secured Overnight Financing Rate + 0.980%)
315,000	1.305	(a)(b)(d)	02/02/27	290,962
(Secured Overnight Financing Rate + 1.560%)
1,982,000	2.593	(a)(b)(d)	09/11/25	1,954,074
(Secured Overnight Financing Rate + 1.730%)
1,545,000	3.091	(a)(b)(d)	05/14/32	1,312,740
(Secured Overnight Financing Rate + 5.020%)
1,725,000	9.016	(a)(b)(d)	11/15/33	2,093,891
Wells Fargo & Co.
2,700,000	3.000		10/23/26	2,556,468
4,150,000	4.300		07/22/27	4,041,809
(Secured Overnight Financing Rate + 2.100%)
288,000	4.897	(a)(d)	07/25/33	277,324
Westpac Banking Corp. (a)(d) (5 yr. CMT + 2.000%)
700,000	4.110		07/24/34	647,248

				170,612,446

Beverages – 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (a)
3,725,000	4.700		02/01/36	3,615,522
2,179,000	4.900		02/01/46	2,071,597
Anheuser-Busch InBev Worldwide, Inc.
585,000	8.200		01/15/39	758,874
1,350,000	5.450	(a)	01/23/39	1,393,281
400,000	4.950		01/15/42	389,676
Constellation Brands, Inc. (a)
1,375,000	4.400		11/15/25	1,354,334
50,000	3.600		02/15/28	47,492
50,000	3.150		08/01/29	45,611
1,900,000	2.250		08/01/31	1,569,742
JDE Peet’s NV (a)(b)
1,650,000	1.375		01/15/27	1,487,574
Keurig Dr Pepper, Inc. (a)
1,968,000	2.250		03/15/31	1,641,627

				14,375,330

Biotechnology(a) – 0.7%
Amgen, Inc.
3,370,000	5.250		03/02/30	3,423,179
4,225,000	4.200		03/01/33	3,949,741
3,418,000	5.250		03/02/33	3,447,053
1,890,000	5.650		03/02/53	1,926,175
Royalty Pharma PLC
1,475,000	1.200		09/02/25	1,388,594

				14,134,742

Building Materials(a) – 0.5%
Carrier Global Corp.
3,375,000	2.493		02/15/27	3,146,006
3,570,000	5.900		03/15/34	3,753,463
3,545,000	6.200		03/15/54	3,904,073

				10,803,542

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Chemicals(a) – 0.2%
DuPont de Nemours, Inc.
$975,000	4.493%		11/15/25	$962,315
Huntsman International LLC
850,000	4.500		05/01/29	811,861
International Flavors & Fragrances, Inc. (b)
2,300,000	1.832		10/15/27	2,040,054
950,000	3.268		11/15/40	676,476

				4,490,706

Coal(a) – 0.0%
Teck Resources Ltd.
655,000	3.900		07/15/30	604,041

Commercial Services – 0.3%
Ashtead Capital, Inc. (a)(b)
650,000	1.500		08/12/26	592,384
2,087,000	5.800		04/15/34	2,085,581
DP World Ltd.
100,000	6.850	(b)	07/02/37	109,156
600,000	5.625		09/25/48	572,034
Global Payments, Inc. (a)
875,000	2.650		02/15/25	852,364
PayPal Holdings, Inc. (a)
2,375,000	1.650		06/01/25	2,279,335

				6,490,854

Computers(a) – 0.3%
Dell International LLC/EMC Corp.
607,000	5.850		07/15/25	610,096
1,661,000	6.020		06/15/26	1,682,842
451,000	5.300		10/01/29	456,448
200,000	6.200		07/15/30	210,600
540,000	8.100		07/15/36	653,044
Hewlett Packard Enterprise Co.
1,782,000	4.900		10/15/25	1,770,595

				5,383,625

Diversified Financial Services – 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (a)
965,000	6.500		07/15/25	974,911
5,125,000	2.450		10/29/26	4,761,740
1,725,000	3.000		10/29/28	1,562,436
700,000	3.300		01/30/32	599,515
375,000	3.400		10/29/33	316,117
Air Lease Corp. (a)
2,250,000	2.300		02/01/25	2,185,200
1,625,000	3.375		07/01/25	1,583,514
625,000	2.875		01/15/26	597,987
2,200,000	3.750		06/01/26	2,122,296
American Express Co. (a)(d) (Secured Overnight Financing Rate + 1.835%)
4,785,000	5.043		05/01/34	4,731,169
Aviation Capital Group LLC (a)(b)
450,000	1.950		01/30/26	419,967
Avolon Holdings Funding Ltd. (a)(b)
975,000	3.950		07/01/24	969,540
2,125,000	2.875		02/15/25	2,068,369
1,050,000	4.250		04/15/26	1,014,321

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Capital One Financial Corp. (a)
$1,110,000	3.300%		10/30/24	$1,094,993
Charles Schwab Corp. (a)(d) (Secured Overnight Financing Rate + 2.500%)
95,000	5.853		05/19/34	97,215
Macquarie Airfinance Holdings Ltd. (a)(b)
415,000	6.400		03/26/29	421,362
Nomura Holdings, Inc.
950,000	2.608		07/14/31	789,136
REC Ltd. (b)
200,000	5.625		04/11/28	201,313

				26,511,101

Electrical – 1.0%
Alliant Energy Finance LLC (a)(b)
225,000	4.250		06/15/28	215,795
Ameren Corp. (a)
400,000	3.500		01/15/31	361,628
American Electric Power Co., Inc. (a)
850,000	2.300		03/01/30	723,248
Arizona Public Service Co. (a)
425,000	2.950		09/15/27	397,855
Avangrid, Inc. (a)
50,000	3.200		04/15/25	48,741
Berkshire Hathaway Energy Co. (a)
1,275,000	3.700		07/15/30	1,194,624
Dominion Energy, Inc. (c)
575,000	3.071		08/15/24	568,836
Entergy Corp. (a)
1,025,000	2.950		09/01/26	973,842
Exelon Corp. (a)
1,000,000	4.050		04/15/30	944,200
NextEra Energy Capital Holdings, Inc. (a)
1,180,000	1.900		06/15/28	1,045,468
NRG Energy, Inc. (a)(b)
1,625,000	3.750		06/15/24	1,615,656
Ohio Power Co. (a)
675,000	2.600		04/01/30	587,480
Pacific Gas & Electric Co. (a)
500,000	3.300		08/01/40	367,200
PacifiCorp (a)
3,130,000	5.800		01/15/55	3,086,086
Southern Co. (a)
1,730,000	3.250		07/01/26	1,663,343
Vistra Operations Co. LLC (a)(b)
3,350,000	3.550		07/15/24	3,323,535
Xcel Energy, Inc. (a)
2,925,000	3.350		12/01/26	2,774,187

				19,891,724

Engineering & Construction(a) – 0.1%
Mexico City Airport Trust
400,000	4.250		10/31/26	386,312
440,000	3.875	(b)	04/30/28	412,638
200,000	5.500	(b)	10/31/46	168,938
420,000	5.500		07/31/47	354,506

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Engineering & Construction(a) – (continued)
$340,000	5.500	%(b)	07/31/47	$286,981

				1,609,375

Entertainment(a) – 0.6%
Warnermedia Holdings, Inc.
4,100,000	6.412		03/15/26	4,100,123
5,050,000	4.054		03/15/29	4,729,779
3,400,000	4.279		03/15/32	3,038,886

				11,868,788

Environmental – 0.3%
Nature Conservancy
60,000	0.944		07/01/26	53,890
75,000	1.304		07/01/28	64,489
Veralto Corp. (a)(b)
5,840,000	5.450		09/18/33	5,911,715

				6,030,094

Food & Drug Retailing(a) – 1.0%
Campbell Soup Co.
4,018,000	5.400		03/21/34	4,047,091
J M Smucker Co.
2,498,000	5.900		11/15/28	2,591,725
6,235,000	6.200		11/15/33	6,657,234
3,535,000	6.500		11/15/53	3,922,754
Kraft Heinz Foods Co.
2,056,000	3.750		04/01/30	1,930,111
Sysco Corp.
225,000	6.600		04/01/40	249,383
75,000	6.600		04/01/50	85,701

				19,483,999

Gas(a) – 0.0%
East Ohio Gas Co. (b)
525,000	1.300		06/15/25	498,981
NiSource, Inc.
325,000	3.600		05/01/30	299,640

				798,621

Healthcare Providers & Services(a) – 1.7%
Adventist Health System
540,000	2.952		03/01/29	486,507
Banner Health
3,235,000	2.338		01/01/30	2,821,918
Baylor Scott & White Holdings
1,140,000	1.777		11/15/30	932,177
Centene Corp.
1,755,000	4.250		12/15/27	1,673,568
2,100,000	2.625		08/01/31	1,724,646
CommonSpirit Health
2,385,000	3.910		10/01/50	1,865,779
2,655,000	6.461		11/01/52	3,051,046
HCA, Inc.
1,590,000	3.500		09/01/30	1,437,106
2,485,000	5.450		04/01/31	2,499,363
3,960,000	5.900		06/01/53	3,982,651

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services(a) – (continued)
Humana, Inc.
	$785,000	5.950%		03/15/34	$815,591
Rush Obligated Group
	1,320,000	3.922		11/15/29	1,254,267
Solventum Corp. (b)
	4,135,000	5.400		03/01/29	4,144,717
	2,050,000	5.600		03/23/34	2,056,458
Stanford Health Care
	975,000	3.310		08/15/30	891,291
STERIS Irish FinCo UnLtd Co.
	501,000	2.700		03/15/31	428,085
Stryker Corp.
	475,000	3.375		11/01/25	461,263
	75,000	1.950		06/15/30	63,303
Sutter Health
	605,000	2.294		08/15/30	518,548
UnitedHealth Group, Inc.
	3,750,000	5.350		02/15/33	3,856,425

					34,964,709

Home Builders(a) – 0.1%
Lennar Corp.
	1,235,000	4.750		11/29/27	1,219,797

Insurance – 0.1%
Arch Capital Finance LLC (a)
	1,200,000	4.011		12/15/26	1,164,156
Arch Capital Group Ltd.
	300,000	7.350		05/01/34	339,117
Willis North America, Inc. (a)
	700,000	2.950		09/15/29	627,522

					2,130,795

Internet – 0.9%
Amazon.com, Inc. (a)
	500,000	4.800		12/05/34	504,235
Expedia Group, Inc. (a)
	1,212,000	4.625		08/01/27	1,189,408
	825,000	3.800		02/15/28	785,177
	875,000	3.250		02/15/30	788,034
	331,000	2.950		03/15/31	288,519
Netflix, Inc.
	3,010,000	5.875		11/15/28	3,129,045
	6,329,000	5.375	(b)	11/15/29	6,461,466
	3,575,000	4.875	(a)(b)	06/15/30	3,550,833
Prosus NV (a)
	200,000	3.257	(b)	01/19/27	184,500
	420,000	3.680	(b)	01/21/30	367,185
	690,000	3.680		01/21/30	603,233
EUR	100,000	2.031	(b)	08/03/32	86,278
	$230,000	4.027	(b)	08/03/50	147,344
	210,000	3.832	(b)	02/08/51	128,625

					18,213,882

Investment Companies(a)(b) – 0.0%
JAB Holdings BV
	500,000	2.200		11/23/30	399,190

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Iron/Steel – 0.1%
POSCO (b)
$260,000	5.750%		01/17/28	$263,494
Steel Dynamics, Inc. (a)
490,000	2.400		06/15/25	471,845
1,075,000	1.650		10/15/27	958,685

				1,694,024

Lodging(a) – 0.4%
Hyatt Hotels Corp.
2,000,000	1.800		10/01/24	1,957,600
Marriott International, Inc.
2,100,000	5.000		10/15/27	2,094,750
1,307,000	4.875		05/15/29	1,294,296
2,625,000	2.850		04/15/31	2,262,724

				7,609,370

Machinery - Construction & Mining(a)(b) – 0.1%
Weir Group PLC
2,375,000	2.200		05/13/26	2,203,762

Machinery-Diversified(a) – 0.1%
AGCO Corp.
1,298,000	5.800		03/21/34	1,314,277
Ingersoll Rand, Inc.
1,270,000	5.700		08/14/33	1,303,134

				2,617,411

Media(a) – 1.2%
Charter Communications Operating LLC/Charter Communications Operating Capital
8,750,000	4.908		07/23/25	8,646,312
6,675,000	3.750		02/15/28	6,192,865
Comcast Corp.
1,300,000	3.950		10/15/25	1,278,693
1,173,000	3.300		02/01/27	1,125,400
5,725,000	4.800		05/15/33	5,652,979
100,000	3.750		04/01/40	83,087
275,000	4.700		10/15/48	251,697
Time Warner Cable LLC
275,000	5.875		11/15/40	239,918

				23,470,951

Mining(b) – 0.2%
Glencore Funding LLC
1,181,000	4.625		04/29/24	1,179,299
1,850,000	1.625	(a)	04/27/26	1,715,043
2,175,000	2.625	(a)	09/23/31	1,811,449

				4,705,791

Miscellaneous Manufacturing – 0.1%
GE Capital International Funding Co. Unlimited Co.
405,000	4.418		11/15/35	380,708
General Electric Co.
700,000	5.875		01/14/38	744,429

				1,125,137

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Multi-National(a)(b) – 0.1%
African Export-Import Bank
$740,000	2.634%	05/17/26	$691,005
830,000	3.798	05/17/31	706,604

			1,397,609

Oil Field Services – 0.2%
Aker BP ASA (a)(b)
639,000	2.000	07/15/26	590,577
Devon Energy Corp. (a)
180,000	5.600	07/15/41	173,617
Marathon Petroleum Corp. (a)
600,000	3.625	09/15/24	593,970
375,000	3.800	04/01/28	359,782
Occidental Petroleum Corp.
1,034,000	7.875	09/15/31	1,172,463
Phillips 66 (a)
375,000	3.850	04/09/25	369,322
725,000	1.300	02/15/26	674,728
QatarEnergy (a)(b)
410,000	3.300	07/12/51	289,563
Reliance Industries Ltd. (b)
480,000	2.875	01/12/32	407,400
250,000	3.750	01/12/62	177,344

			4,808,766

Packaging(a) – 0.1%
Berry Global, Inc.
1,475,000	1.570	01/15/26	1,380,925

Pharmaceuticals(a) – 1.4%
AbbVie, Inc.
3,150,000	4.950	03/15/31	3,178,381
3,050,000	5.050	03/15/34	3,087,728
1,709,000	4.500	05/14/35	1,643,597
638,000	4.300	05/14/36	598,935
2,795,000	4.050	11/21/39	2,488,836
Bristol-Myers Squibb Co.
3,021,000	5.200	02/22/34	3,068,188
1,440,000	6.250	11/15/53	1,623,067
Cigna Group
1,263,000	2.400	03/15/30	1,090,828
1,190,000	5.125	05/15/31	1,191,523
1,025,000	4.800	08/15/38	963,736
CVS Health Corp.
7,749,000	4.780	03/25/38	7,159,921
Perrigo Finance Unlimited Co.
2,975,000	4.375	03/15/26	2,896,014
Zoetis, Inc.
100,000	4.450	08/20/48	88,216

			29,078,970

Pipelines – 1.5%
Abu Dhabi Crude Oil Pipeline LLC (b)
1,190,000	4.600	11/02/47	1,068,025
Cheniere Energy Partners LP (a)
1,185,000	5.950	06/30/33	1,210,940
Columbia Pipelines Operating Co. LLC (a)(b)
3,620,000	6.036	11/15/33	3,752,383

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
Enbridge, Inc. (a)
$1,547,000	5.700%		03/08/33	$1,582,921
2,300,000	2.500		08/01/33	1,853,570
Energy Transfer LP (a)
50,000	4.950		06/15/28	49,565
1,225,000	5.250		04/15/29	1,227,474
375,000	5.300		04/15/47	341,145
Enterprise Products Operating LLC (a)
85,000	3.750		02/15/25	83,789
Galaxy Pipeline Assets Bidco Ltd.
200,000	2.625	(b)	03/31/36	163,188
2,836,685	2.940		09/30/40	2,274,539
320,000	3.250	(b)	09/30/40	244,800
Kinder Morgan, Inc. (a)
4,835,000	5.200		06/01/33	4,760,831
MPLX LP (a)
1,300,000	2.650		08/15/30	1,118,702
275,000	4.500		04/15/38	244,266
645,000	5.500		02/15/49	614,891
Plains All American Pipeline LP/PAA Finance Corp. (a)
875,000	3.800		09/15/30	802,288
Sabine Pass Liquefaction LLC (a)
1,650,000	5.625		03/01/25	1,648,779
275,000	5.000		03/15/27	274,189
Targa Resources Corp. (a)
1,010,000	4.200		02/01/33	921,878
Western Midstream Operating LP (a)
1,125,000	3.100		02/01/25	1,100,486
475,000	3.950		06/01/25	465,495
225,000	5.450		04/01/44	206,633
Williams Cos., Inc. (a)
850,000	3.900		01/15/25	837,607
800,000	4.000		09/15/25	784,808
1,800,000	5.650		03/15/33	1,848,510

				29,481,702

Real Estate Investment Trust(a) – 1.0%
American Homes 4 Rent LP
723,000	4.900		02/15/29	710,275
American Tower Corp.
1,750,000	2.400		03/15/25	1,697,185
CubeSmart LP
600,000	4.000		11/15/25	585,486
370,000	2.500		02/15/32	302,464
Host Hotels & Resorts LP
952,000	2.900		12/15/31	791,369
Invitation Homes Operating Partnership LP
1,300,000	2.300		11/15/28	1,150,604
3,595,000	2.000		08/15/31	2,855,976
NNN REIT, Inc.
790,000	3.900		06/15/24	786,153
1,150,000	4.000		11/15/25	1,125,010
Prologis LP
3,037,000	1.750		07/01/30	2,527,422
Realty Income Corp.
400,000	3.950		08/15/27	387,808
1,200,000	3.400		01/15/30	1,094,556

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust(a) – (continued)
Retail Opportunity Investments Partnership LP
$2,975,000	6.750%	10/15/28	$3,082,159
UDR, Inc.
475,000	2.100	08/01/32	372,903
Ventas Realty LP
975,000	3.500	02/01/25	955,344
WP Carey, Inc.
505,000	4.600	04/01/24	505,000
445,000	4.000	02/01/25	438,490
1,000,000	3.850	07/15/29	933,270
725,000	2.400	02/01/31	602,468

			20,903,942

Retailing(a) – 0.3%
AutoNation, Inc.
1,404,000	4.500	10/01/25	1,382,449
500,000	1.950	08/01/28	433,065
825,000	4.750	06/01/30	792,940
CK Hutchison International 20 Ltd. (b)
200,000	2.500	05/08/30	174,313
Dollar Tree, Inc.
975,000	4.000	05/15/25	958,844
Home Depot, Inc.
625,000	3.250	04/15/32	558,825
Lowe’s Cos., Inc.
2,500,000	1.700	10/15/30	2,042,725
McDonald’s Corp.
650,000	4.200	04/01/50	543,374

			6,886,535

Savings & Loans(a)(b)(d) – 0.0%
Nationwide Building Society (3 mo. USD LIBOR + 1.855%)
975,000	3.960	07/18/30	902,636

Semiconductors(a) – 0.9%
Broadcom, Inc. (b)
1,284,000	4.150	04/15/32	1,189,934
2,770,000	2.600	02/15/33	2,246,996
1,156,000	3.419	04/15/33	1,000,761
975,000	3.469	04/15/34	835,984
4,175,000	3.137	11/15/35	3,374,861
161,000	3.187	11/15/36	127,984
1,725,000	3.500	02/15/41	1,339,428
Intel Corp.
2,750,000	5.200	02/10/33	2,788,445
934,000	5.150	02/21/34	936,625
NXP BV/NXP Funding LLC/NXP USA, Inc.
825,000	3.400	05/01/30	748,415
3,125,000	2.500	05/11/31	2,616,250
2,250,000	2.650	02/15/32	1,867,680

			19,073,363

Software(a) – 1.4%
Black Knight InfoServ LLC (b)
1,070,000	3.625	09/01/28	1,011,685
Constellation Software, Inc. (b)
1,366,000	5.461	02/16/34	1,372,953

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Software(a) – (continued)
Fiserv, Inc.
$75,000	4.200%		10/01/28	$72,399
MSCI, Inc. (b)
2,625,000	4.000		11/15/29	2,432,404
Oracle Corp.
2,000,000	4.500		05/06/28	1,970,840
1,881,000	2.950		04/01/30	1,674,410
2,550,000	4.650		05/06/30	2,499,535
5,625,000	2.875		03/25/31	4,892,175
2,211,000	4.900		02/06/33	2,164,282
350,000	3.600		04/01/40	275,992
3,965,000	5.550		02/06/53	3,873,329
ServiceNow, Inc.
3,400,000	1.400		09/01/30	2,750,736
Take-Two Interactive Software, Inc.
1,495,000	3.700		04/14/27	1,434,796
VMware LLC
700,000	1.800		08/15/28	610,078
Workday, Inc.
50,000	3.700		04/01/29	47,153
675,000	3.800		04/01/32	614,574

				27,697,341

Telecommunication Services – 2.1%
AT&T, Inc. (a)
2,375,000	2.750		06/01/31	2,045,207
1,165,000	4.900		08/15/37	1,104,723
2,355,000	4.850		03/01/39	2,198,863
1,325,000	3.500		06/01/41	1,033,474
450,000	5.150		11/15/46	425,331
Cisco Systems, Inc. (a)
960,000	5.050		02/26/34	972,480
Rogers Communications, Inc. (a)
7,170,000	3.200		03/15/27	6,809,851
Telefonica Emisiones SA
425,000	4.665		03/06/38	386,992
T-Mobile USA, Inc. (a)
1,320,000	3.500		04/15/25	1,294,115
1,350,000	1.500		02/15/26	1,260,468
5,004,000	3.750		04/15/27	4,818,552
700,000	4.750		02/01/28	690,844
125,000	2.050		02/15/28	111,993
2,333,000	3.875		04/15/30	2,186,908
2,205,000	2.875		02/15/31	1,917,512
2,150,000	3.500		04/15/31	1,942,289
6,025,000	5.200		01/15/33	6,031,627
Verizon Communications, Inc.
3,758,000	4.329		09/21/28	3,675,512
2,251,000	4.016	(a)	12/03/29	2,148,264
100,000	1.750	(a)	01/20/31	81,183
1,500,000	2.550	(a)	03/21/31	1,281,525

				42,417,713

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Telecommunications(a) – 0.1%
AT&T, Inc.
$2,750,000	2.550%	12/01/33	$2,204,730

TOTAL CORPORATE OBLIGATIONS (Cost $661,872,799)			$634,872,348

Asset-Backed Securities – 10.2%

Automotive(a) – 1.2%
Ford Credit Auto Owner Trust Series 2023-C, Class A2A
$5,225,000	5.680%	09/15/26	$5,233,345
Ford Credit Auto Owner Trust Series 2024-1, Class A(b)
4,900,000	4.870	08/15/36	4,886,309
GMF Floorplan Owner Revolving Trust Series 2023-1, Class A1(b)
4,700,000	5.340	06/15/28	4,722,181
Hyundai Auto Receivables Trust Series 2023-A, Class A2A
2,338,224	5.190	12/15/25	2,334,630
Santander Drive Auto Receivables Trust Series 2024-1, Class A2
4,375,000	5.710	02/16/27	4,376,888
World Omni Auto Receivables Trust Series 2023-B, Class A2A
2,772,801	5.250	11/16/26	2,768,755

			24,322,108

Collateralized Loan Obligations(a)(b) – 6.6%
37 Capital CLO 1 Ltd. Series 2021-1A, Class A(d) (3 mo. USD Term SOFR + 1.462%)
4,000,000	6.776	10/15/34	3,999,820
AB BSL CLO 2 Ltd. Series 2021-2A, Class A(d) (3 mo. USD Term SOFR + 1.362%)
5,600,000	6.676	04/15/34	5,601,394
Allegro CLO VIII Ltd. Series 2018-2A, Class A(d) (3 mo. USD Term SOFR + 1.362%)
3,586,662	6.676	07/15/31	3,587,573
AMMC CLO XI Ltd. Series 2012-11A, Class A1R2(d) (3 mo. USD Term SOFR + 1.272%)
3,364,087	6.589	04/30/31	3,365,954
Apidos CLO XXIII Ltd. Series 2015-23A, Class AR(d) (3 mo. USD Term SOFR + 1.482%)
4,000,000	6.796	04/15/33	4,001,840
Atlas Senior Loan Fund XIII Series 2019-13A, Class CR(d) (3 mo. USD Term SOFR + 2.912%)
2,100,000	8.229	04/22/31	2,094,899
Cedar Funding IX CLO Ltd. Series 2018-9A, Class A1(d) (3 mo. USD Term SOFR + 1.242%)
3,053,729	6.559	04/20/31	3,055,556
CIFC Funding Ltd. Series 2018-2A, Class A1(d) (3 mo. USD Term SOFR + 1.302%)
3,470,515	6.619	04/20/31	3,472,198
CIFC Funding Ltd. Series 2023-3A, Class A(d) (3 mo. USD Term SOFR + 1.600%)
4,750,000	6.916	01/20/37	4,781,212
CIFC Funding Ltd. Series 2023-3A, Class B(d) (3 mo. USD Term SOFR + 2.300%)
3,775,000	7.616	01/20/37	3,796,174

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Collateralized Loan Obligations(a)(b) – (continued)
Crown City CLO I Series 2020-1A, Class A2R(d) (3 mo. USD Term SOFR + 2.012%)
$4,600,000	7.329%	07/20/34	$4,600,078
Diameter Capital CLO 1 Ltd. Series 2021-1A, Class A1A(d) (3 mo. USD Term SOFR + 1.502%)
5,250,000	6.816	07/15/36	5,252,945
Galaxy XXVIII CLO Ltd. Series 2018-28A, Class A2(d) (3 mo. USD Term SOFR + 1.562%)
5,323,261	6.876	07/15/31	5,327,184
HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A(d) (3 mo. USD Term SOFR + 1.712%)
6,250,000	7.029	11/30/32	6,250,363
HalseyPoint CLO 7 Ltd. Series 2023-7A, Class A(d) (3 mo. USD Term SOFR + 2.250%)
5,200,000	7.568	07/20/36	5,255,099
Hayfin U.S. XII Ltd. Series 2018-8A, Class A(d) (3 mo. USD Term SOFR + 1.382%)
3,369,857	6.699	04/20/31	3,370,989
Helios Issuer LLC Series 2023-GRID1, Class 1A
415,104	5.750	12/20/50	419,191
Mountain View CLO LLC Series 2016-1A, Class AR(d) (3 mo. USD Term SOFR + 1.622%)
3,500,000	6.936	04/14/33	3,499,150
OCP CLO Ltd. Series 2019-16A, Class AR(d) (3 mo. USD Term SOFR + 1.262%)
3,500,000	6.587	04/10/33	3,499,374
Octagon Investment Partners 40 Ltd. Series 2019-1A, Class A1R(d) (3 mo. USD Term SOFR + 1.432%)
4,700,000	6.749	01/20/35	4,701,278
OHA Credit Funding 3 Ltd. Series 2019-3A, Class AR(d) (3 mo. USD Term SOFR + 1.402%)
2,150,000	6.719	07/02/35	2,150,948
OHA Credit Funding 5 Ltd. Series 2020-5A, Class A2A(d) (3 mo. USD Term SOFR + 1.712%)
2,000,000	7.010	04/18/33	1,999,926
Palmer Square CLO Ltd. Series 2019-1A, Class A1R(d) (3 mo. USD Term SOFR + 1.412%)
6,000,000	6.718	11/14/34	6,000,456
Post CLO Ltd. Series 2018-1A, Class A(d) (3 mo. USD Term SOFR + 1.312%)
1,269,050	6.626	04/16/31	1,269,209
Recette CLO Ltd. Series 2015-1A, Class ARR(d) (3 mo. USD Term SOFR + 1.342%)
7,000,000	6.659	04/20/34	6,999,664
RR 26 Ltd. Series 2023-26A, Class A1(d) (3 mo. USD Term SOFR + 1.780%)
2,800,000	7.094	04/15/38	2,810,727
Southwick Park CLO LLC Series 2019-4A, Class A1R(d) (3 mo. USD Term SOFR + 1.322%)
4,500,000	6.639	07/20/32	4,502,241
TCW CLO Ltd. Series 2023-1A, Class A1N(d) (3 mo. USD Term SOFR + 2.070%)
4,500,000	7.390	04/28/36	4,528,125
Venture 32 CLO Ltd. Series 2018-32A, Class A1(d) (3 mo. USD Term SOFR + 1.362%)
4,255,893	6.660	07/18/31	4,253,969

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Collateralized Loan Obligations(a)(b) – (continued)
Venture 39 CLO Ltd. Series 2020-39A, Class A1(d) (3 mo. USD Term SOFR + 1.542%)
$6,900,000	6.856%	04/15/33	$6,900,103
Voya CLO Ltd. Series 2019-2A, Class AR(d) (-1X 3 mo. USD Term SOFR + 1.200%)
8,050,000	1.000	07/20/32	8,051,433
Zais CLO 15 Ltd. Series 2020-15A, Class A1R(d) (3 mo. USD Term SOFR + 1.612%)
3,250,000	6.931	07/28/32	3,250,273

			132,649,345

Credit Card(a) – 1.0%
Barclays Dryrock Issuance Trust Series 2023-1, Class A
8,400,000	4.720	02/15/29	8,342,898
Capital One Multi-Asset Execution Trust Series 2022-A2, Class A
2,950,000	3.490	05/15/27	2,891,634
Capital One Multi-Asset Execution Trust Series 2022-A3, Class A
4,200,000	4.950	10/15/27	4,185,233
Discover Card Execution Note Trust Series 2023-A1, Class A
4,300,000	4.310	03/15/28	4,241,744

			19,661,509

Ohio – 0.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Series 2022-ELL, Class A3
2,270,000	4.275	02/01/36	2,158,844

Student Loan(a)(d) – 1.3%
AccessLex Institute Series 2004-1, Class A2 (3 mo. USD Term SOFR + 0.472%)
447,006	5.825	09/26/33	440,438
Apidos CLO XV Ltd. Series 2013-15A, Class A1RR(b) (3 mo. USD Term SOFR + 1.272%)
6,025,187	6.589	04/20/31	6,027,224
Educational Funding of the South, Inc. Series 2011-1, Class A2 (3 mo. USD Term SOFR + 0.912%)
28,062	6.273	04/25/35	28,044
Marble Point CLO XIV Ltd. Series 2018-2A, Class A12R(b) (3 mo. USD Term SOFR + 1.200%)
4,900,000	6.531	01/20/32	4,899,912
Neuberger Berman Loan Advisers CLO 39 Ltd. Series 2020-39A, Class A1R(b) (3 mo. USD Term SOFR + 1.530%)
5,500,000	6.849	04/20/38	5,512,766
Palmer Square Loan Funding Ltd. Series 2022-3A, Class A1BR(b) (3 mo. USD Term SOFR + 1.400%)
4,625,000	6.721	04/15/31	4,624,958
PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1 mo. USD Term SOFR + 1.264%)
1,129,858	6.585	09/25/65	1,131,504

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)

Student Loan(a)(d) – (continued)
Silver Point CLO 4 Ltd. Series 2024-4A, Class A1(b) (3 mo. USD Term SOFR + 1.630%)
	$4,950,000	6.887%		04/15/37	$4,952,544

					27,617,390

TOTAL ASSET-BACKED SECURITIES (Cost $206,047,960)					$206,409,196

Agency Debentures – 1.5%

Sovereign – 1.5%
Federal Farm Credit Banks Funding Corp.
	$7,050,000	2.850%		03/28/34	$6,089,015
	11,930,000	2.900		04/12/32	10,652,416
	3,840,000	3.300		05/19/32	3,538,061
	2,500,000	3.500		09/01/32	2,328,825
Federal Home Loan Banks
	2,400,000	5.000		09/28/29	2,471,328
Federal National Mortgage Association
	4,200,000	6.250		05/15/29	4,575,522

TOTAL AGENCY DEBENTURES (Cost $32,495,580)					$29,655,167

Sovereign Debt Obligations – 1.0%

Euro – 0.0%
Mexico Government International Bonds (a)
EUR	839,000	1.450%		10/25/33	$710,264
Romania Government International Bonds (b)
	100,000	2.000		01/28/32	85,869
	360,000	3.375		01/28/50	274,055

					1,070,188

United States Dollar – 1.0%
Export-Import Bank of Korea
	$900,000	5.000		01/11/28	909,756
	390,000	5.125		01/11/33	397,215
Hungary Government International Bonds
	1,700,000	6.125		05/22/28	1,743,031
Israel Government AID Bonds (g)
	2,400,000	5.500		04/26/24	2,399,520
	4,700,000	5.500		09/18/33	5,055,038
Israel Government International Bonds (h)
	200,000	4.500		04/03/20	149,500
Mexico Government International Bonds
	200,000	3.750		01/11/28	190,188
	240,000	3.250	(a)	04/16/30	213,720
	200,000	4.750	(a)	04/27/32	189,750
	1,746,000	3.500	(a)	02/12/34	1,455,727
	1,960,000	3.771	(a)	05/24/61	1,276,450
	600,000	3.750	(a)	04/19/71	383,063
Panama Government International Bonds (a)
	360,000	6.875		01/31/36	350,663
	800,000	6.853		03/28/54	722,800
	210,000	4.500		01/19/63	134,269

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Peru Government International Bonds (a)
$10,000	2.780%	12/01/60	$5,772
100,000	3.230 (i)	07/28/21	57,594
Republic of Poland Government International Bonds (a)
2,600,000	5.125	09/18/34	2,591,602
Romania Government International Bonds
770,000	3.000 (b)	02/27/27	718,987
690,000	5.125	06/15/48	585,637
580,000	4.000	02/14/51	411,295

			19,941,577

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $23,188,129)			$21,011,765

Municipal Debt Obligations – 0.6%

California(a) – 0.2%
California State GO Bonds Build America Taxable Series 2009
$2,600,000	7.550	04/01/39	$3,136,840

Florida(a) – 0.0%
Florida State Board of Administration Finance Corp. RB Taxable Series A
595,000	2.154%	07/01/30	$508,243

Illinois – 0.1%
Illinois State GO Bonds Build America Series 2010
1,502,527	7.350	07/01/35	$1,622,550
Illinois State GO Bonds Taxable-Pension Series 2003
1,170,000	5.100	06/01/33	1,161,484

			2,784,034

New York – 0.2%
Metropolitan Transportation Authority Revenue Series 2010
395,000	5.989	11/15/30	411,193
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B
2,670,000	5.175	11/15/49	2,475,690

			2,886,883

Ohio – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,545,000	6.270	02/15/50	1,642,373

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $10,795,269)			$10,958,373

U.S. Treasury Obligations – 17.7%
U.S. Treasury Bonds
$6,530,000	4.250%	05/15/39	$6,515,716
75,750,000	4.250	11/15/40	74,720,273
210,000	3.375	05/15/44	179,222
15,240,000	2.875	11/15/46	11,744,325
51,100,000	3.000	02/15/47	40,201,328
14,730,000	2.250	02/15/52	9,696,483

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)

$7,925,500	4.000%		11/15/52	$7,456,162
U.S. Treasury Inflation-Indexed Bonds
5,518,809	1.500		02/15/53	4,825,412
1,336,836	2.125		02/15/54	1,353,740
U.S. Treasury Notes
3,651,800	0.750		04/30/26	3,373,921
22,680,000	0.750		05/31/26	20,895,722
59,493,500	4.375	(j)	08/15/26	59,270,399
24,880,000	0.750		08/31/26	22,745,763
22,370,000	1.375		08/31/26	20,767,399
25,100,000	2.625		05/31/27	23,790,094
25,680,000	0.500		06/30/27	22,684,669
16,320,000	3.500	(j)	04/30/28	15,834,225
1,000,000	4.625		09/30/28	1,014,609
2,590,000	3.875		09/30/29	2,544,877
8,670,000	4.125		03/31/31	8,625,065

TOTAL U.S TREASURY OBLIGATIONS (Cost $399,025,135)				$358,239,404

TOTAL INVESTMENTS – 112.3% (Cost $2,372,770,528)				$2,268,770,565

LIABILITIES IN EXCESS OF OTHER ASSETS – (12.3)%				(248,991,023)

NET ASSETS – 100.0%				$2,019,779,542

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2024.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $280,951,573 which represents approximately 14.0% of net assets as of March 31, 2024.

(f)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $13,414,410, which represents approximately 1% of the Fund’s net assets as of March 31, 2024.

(g)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $7,454,558, which represents approximately 0.4% of the Fund’s net assets as of March 31, 2024

(h)	Actual maturity date is April 03, 2120.

(i)	Actual maturity date is July 28, 2121.

(j)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Deutsche Bank AG (London)	CAD	239,141	USD	176,587	06/20/24	$165
MS & Co. Int. PLC	USD	31,616	CHF	27,625	06/20/24	709
UBS AG (London)	USD	524,830	JPY	77,289,229	06/20/24	7,889

TOTAL						$8,763

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

BofA Securities LLC	SEK	918,270	USD	89,554	06/20/24	$(3,478)
MS & Co. Int. PLC	GBP	56,064	USD	71,377	06/20/24	(586)
Westpac Banking Corp.	NZD	193,942	USD	118,799	06/20/24	(2,923)

TOTAL						$(6,987)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At March 31, 2024, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage Association	3.000%	TBA - 30yr	04/18/24	$(20,000,000)	$(17,640,370)
Government National Mortgage Association	3.500	TBA - 30yr	04/18/24	(3,000,000)	(2,729,651)
Government National Mortgage Association	5.000	TBA - 30yr	04/18/24	(1,000,000)	(982,961)
Uniform Mortgage-Backed Security	4.500	TBA - 30yr	04/11/24	(154,000,000)	(146,642,896)
Uniform Mortgage-Backed Security	5.000	TBA - 30yr	04/11/24	(101,000,000)	(98,577,576)
Uniform Mortgage-Backed Security	3.000	TBA - 30yr	04/11/24	(4,000,000)	(3,442,188)
Uniform Mortgage-Backed Security	2.000	TBA - 30yr	04/11/24	(53,000,000)	(41,930,764)
Uniform Mortgage-Backed Security	6.500	TBA - 30yr	05/15/24	(5,000,000)	(5,105,078)
Uniform Mortgage-Backed Security	7.000	TBA - 30yr	05/15/24	(17,000,000)	(17,499,261)

(PROCEEDS RECEIVED: $(335,607,578))					$(334,550,745)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	472	06/18/24	$52,296,125	$70,956
2 Year U.S. Treasury Notes	113	06/28/24	23,106,734	(41,659)
20 Year U.S. Treasury Bonds	225	06/18/24	27,098,437	9,036
30 Year German Euro-Buxl	5	06/06/24	732,539	12,852
5 Year German Euro-Bund	5	06/06/24	719,485	5,602
5 Year U.S. Treasury Notes	2,016	06/28/24	215,743,500	(42,577)
Ultra Long U.S. Treasury Bonds	654	06/18/24	84,366,000	1,209,447

Total				$1,223,657

Short position contracts:
2 Year German Euro-Schatz	(221)	06/06/24	(25,201,610)	(3,087)
5 Year German Euro-Bobl	(130)	06/06/24	(16,584,620)	(50,065)
5 Year German Euro-Oat	(2)	06/06/24	(276,552)	(1,729)
Ultra 10-Year U.S. Treasury Note	(256)	06/18/24	(29,340,000)	(157,073)

Total				$(211,954)

TOTAL FUTURES CONTRACTS				$1,011,703

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M EURO(b)	3.883%(b)	06/12/24	EUR	214,290	$(4,046)	$—	$(4,046)
3.500%(b)	12M SOFR(b)	04/19/25		$2,700	38,883	(2,517)	41,400
12M EURO(c)	2.820(c)	03/19/26	EUR	23,550	(2,632)	(11,664)	9,032
1.000(c)	12M CHFOR(c)	06/19/26	CHF	68,510	(6,639)	33,483	(40,122)
3.000(c)	12M EURO(c)	06/19/26	EUR	24,300	(131,460)	(176,245)	44,785
3M STIBOR(d)	3.250(c)	06/19/26	SEK	777,930	309,718	482,686	(172,968)
4.000(d)	3M AUDOR(d)	06/19/26	AUD	52,230	(98,281)	(95,443)	(2,838)
12M CDOR(e)	4.250(e)	06/19/26	CAD	66,090	229,923	268,575	(38,652)
6M NIBOR(e)	4.500(c)	06/19/26	NOK	593,690	251,317	436,925	(185,608)
4.250(c)	12M SOFR (c)	06/28/26		$8,618	14,544	22,256	(7,712)
4.000(e)	12M CDOR(e)	06/28/26	CAD	6,864	(1,957)	5,520	(7,477)
3.000(c)	6M EURO(e)	06/28/26	EUR	2,134	(2,586)	1,220	(3,806)
3M AUDOR(d)	3.750(d)	06/29/26	AUD	1,200	(1,319)	(2,901)	1,582
12M SOFR(c)	3.350(c)	10/06/27		$90,850	(515,783)	52,795	(568,578)
6M EURO(e)	3.000(c)	10/20/27	EUR	20,560	250,290	(390,354)	640,644
12M SOFR(c)	3.730(c)	11/28/27		$8,820	14,387	32,186	(17,799)
12M EURO(c)	2.673(c)	04/22/28	EUR	35,450	483,469	146,473	336,996
2.852(c)	3M EURO(d)	04/22/28		35,450	(509,652)	(126,263)	(383,389)
3.975(c)	12M SOFR(c)	08/31/28		$57,350	(5,460)	(14,675)	9,215
12M SOFR(c)	3.696(c)	09/22/28		75,640	180,167	(159,945)	340,112
12M EURO(c)	2.470(c)	04/12/29	EUR	16,320	59,557	(6,219)	65,776
0.500(c)	12M JYOR(c)	06/19/29	JPY	12,073,000	185,984	136,361	49,623
12M GBP(c)	3.750(c)	06/19/29	GBP	15,260	29,391	(50,927)	80,318
6M AUDOR(e)	4.250(e)	06/19/29	AUD	7,380	61,591	51,842	9,749
2.680(c)	12M SOFR(c)	07/28/32		$20,070	736,748	279,326	457,422
1.250(c)	12M JYOR(c)	08/03/33	JPY	1,623,000	(72,620)	(84,337)	11,717
12M SOFR(c)	4.306(c)	10/05/33		$17,960	452,425	(115,738)	568,163
6M EURO(e)	3.000(c)	11/10/33	EUR	25,140	611,477	171,794	439,683
12M SOFR(c)	3.849(c)	11/15/33		$19,410	68,009	18,428	49,581
12M EURO(c)	2.370(c)	01/19/34	EUR	29,480	209,076	(26,747)	235,823
2.535(c)	6M EURO(e)	01/19/34		29,480	(257,715)	29,585	(287,300)
12M JYOR(c)	1.000(c)	06/19/34	JPY	48,000	3,732	4,090	(358)
12M CHFOR(c)	1.250(c)	06/19/34	CHF	6,970	77,297	43,634	33,663
3.750(c)	12M GBP(c)	06/19/34	GBP	750	(10,152)	(2,636)	(7,516)
6M EURO(e)	3.000(c)	06/19/34	EUR	13,590	583,789	465,537	118,252
12M CDOR(e)	3.500(e)	06/19/34	CAD	7,010	24,558	76,122	(51,564)
2.750(c)	3M STIBOR(d)	06/19/34	SEK	48,010	(52,324)	(96,282)	43,958
6M AUDOR(e)	4.500(e)	06/19/34	AUD	2,550	38,101	28,063	10,038
3M NZDOR(d)	4.500(e)	06/19/34	NZD	1,860	14,514	5,708	8,806
4.000(c)	6M NIBOR(e)	06/19/34	NOK	15,880	(42,069)	(35,457)	(6,612)
3.750(c)	12M SOFR (c)	06/20/34		$520	1,312	1,505	(193)
12M SOFR(c)	3.750(c)	06/20/34		480	(1,813)	(1,483)	(330)
3.240(c)	12M SOFR(c)	10/06/35		21,670	714,070	(260,257)	974,327
3.781(c)	12M SOFR(c)	09/22/36		17,850	(155,320)	276,951	(432,271)
12M SOFR(c)	2.910(c)	07/28/37		48,890	(1,424,738)	(652,894)	(771,844)
6M EURO(e)	2.152(c)	08/09/37	EUR	25,940	(522,280)	(1,153,228)	630,948
12M SOFR(c)	3.391(c)	05/10/38		$58,990	(806,606)	(604,440)	(202,166)
12M JYOR(c)	1.500(c)	08/03/38	JPY	1,759,000	(73,931)	(130,409)	56,478
6M EURO(e)	3.000(c)	01/25/39	EUR	12,680	172,712	42,622	130,090

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1.451%(c)	6M EURO(e)	08/10/42	EUR	66,340	$2,330,935	$2,205,216	$125,719
2.500(c)	6M EURO(e)	01/25/44		30,310	(226,771)	(34,747)	(192,024)
2.080(c)	12M SOFR(c)	07/28/47		$48,510	1,373,934	808,586	565,348
6M EURO(e)	1.051%(c)	08/11/47	EUR	38,840	(1,103,817)	(982,688)	(121,129)
6M EURO(e)	2.000(c)	01/25/49		18,070	91,860	(3,479)	95,339
2.564(c)	12M SOFR(c)	05/11/53		$50,200	1,042,278	508,917	533,361
2.000(c)	6M EURO(e)	05/17/53	EUR	6,110	(12,114)	(4,354)	(7,760)
2.500(c)	6M EURO(e)	11/10/53		13,510	(705,851)	(462,941)	(242,910)
3.613(c)	12M SOFR(c)	11/15/53		$11,690	(264,477)	(87,796)	(176,681)
3.512(c)	12M SOFR(c)	11/29/53		3,000	(47,992)	(56,900)	8,908
2.750(c)	6M EURO(e)	06/19/54	EUR	5,400	(552,701)	(425,384)	(127,317)

TOTAL					$3,042,942	$377,056	$2,665,886

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.
(b)Payments	made at maturity.
(c)	Payments made annually.
(d)	Payments made quarterly.
(e)	Payments made semi-annually.

OVER-THE-COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:

CMBX.NA.AAA.16	0.500%	0.714%	MS & Co. Int. PLC	04/17/65	$5,350	$(73,843)	$(107,636)	$33,793

(a)	Payments made monthly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.IG Index 40	1.000%	0.403%	06/20/28	$106,631	$2,484,848	$798,575	$1,686,273
General Electric Co., 6.750%, 03/15/32	1.000	0.167	06/20/26	3,875	69,666	23,428	46,238
Nordstrom, Inc., 6.950%, 03/15/28	1.000	0.480	12/20/24	1,950	7,969	(9,140)	17,109
Nordstrom, Inc., 6.950%, 03/15/28	1.000	0.307	06/20/24	5,525	10,345	(1,174)	11,519
Republic of Chile, 3.24%, 2/6/28	1.000	0.496	12/20/28	5,440	118,793	82,468	36,325
The Boeing Co., 8.750%, 06/20/24	1.000	0.339	06/20/24	1,225	2,249	1,165	1,084

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

United Mexican States, 4.150%, 03/28/27	1.000%	0.921%	06/20/29	$3,980	$15,987	$13,212	$2,775

TOTAL					$2,709,857	$908,534	$1,801,323

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2024, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
3M IRS	Barclays Bank PLC	4.550%	04/22/2024	45,660,000	$45,660,000	$144,679	$121,834	$22,845
3M IRS	UBS AG (London)	4.520	04/30/2024	23,240,000	23,240,000	77,250	61,964	15,286

Total purchased option contracts				68,900,000	$68,900,000	$221,929	$183,798	$38,131

Written option contracts
Calls
1M IRS	BofA Securities LLC	2.682	04/15/2024	(5,150,000)	(5,150,000)	(62,466)	(39,593)	(22,873)
1M IRS	BofA Securities LLC	2.651	04/22/2024	(5,210,000)	(5,210,000)	(57,866)	(38,282)	(19,584)
2M IRS	Citibank NA	2.600	04/08/2024	(5,190,000)	(5,190,000)	(25,611)	(44,202)	18,591
2M IRS	Citibank NA	3.896	04/22/2024	(5,540,000)	(5,540,000)	(57,588)	(49,998)	(7,590)
2M IRS	Citibank NA	2.577	04/29/2024	(5,200,000)	(5,200,000)	(41,148)	(38,779)	(2,369)
1M IRS	Deutsche Bank AG (London)	3.805	04/29/2024	(5,600,000)	(5,600,000)	(451)	(45,080)	44,629
2M IRS	MS & Co. Int. PLC	3.718	04/08/2024	(5,520,000)	(5,520,000)	(6,512)	(54,648)	48,136
2M IRS	MS & Co. Int. PLC	3.902	04/15/2024	(5,480,000)	(5,480,000)	(51,923)	(50,690)	(1,233)

				(42,890,000)	$(42,890,000)	$(303,565)	$(361,272)	$57,707

Puts
3M IRS	Barclays Bank PLC	4.723	04/22/2024	(45,660,000)	(45,660,000)	(65,272)	(76,146)	10,874
3M IRS	Barclays Bank PLC	4.896	04/22/2024	(45,660,000)	(45,660,000)	(16,194)	(45,688)	29,494
1M IRS	BofA Securities LLC	2.682	04/15/2024	(5,150,000)	(5,150,000)	(8,918)	(39,593)	30,675
1M IRS	BofA Securities LLC	2.651	04/22/2024	(5,210,000)	(5,210,000)	(17,323)	(38,282)	20,959
2M IRS	Citibank NA	2.600	04/08/2024	(5,190,000)	(5,190,000)	(13,341)	(44,202)	30,861
2M IRS	Citibank NA	3.896	04/22/2024	(5,540,000)	(5,540,000)	(26,184)	(49,998)	23,814
2M IRS	Citibank NA	2.577	04/29/2024	(5,200,000)	(5,200,000)	(35,006)	(38,779)	3,773
1M IRS	Deutsche Bank AG (London)	3.805	04/29/2024	(5,600,000)	(5,600,000)	(451)	(45,080)	44,629
2M IRS	MS & Co. Int. PLC	3.718	04/08/2024	(5,520,000)	(5,520,000)	(59,344)	(54,648)	(4,696)
2M IRS	MS & Co. Int. PLC	3.902	04/15/2024	(5,480,000)	(5,480,000)	(19,869)	(50,690)	30,821
3M IRS	UBS AG (London)	4.860	04/30/2024	(23,240,000)	(23,240,000)	(12,842)	(23,605)	10,763

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

3M IRS	UBS AG (London)	4.690%	04/30/2024	(23,240,000)	$(23,240,000)	$(38,642)	$(38,360)	$(282)

				(180,690,000)	$(180,690,000)	$(313,386)	$(545,071)	$231,685

Total written option contracts				(223,580,000)	$(223,580,000)	$(616,951)	$(906,343)	$289,392

TOTAL				(154,680,000)	$(154,680,000)	$(395,022)	$(722,545)	$327,523

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MSCI	—Morgan Stanley Capital International
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMICS	—Real Estate Mortgage Investment Conduits
RFUCC	—Refinitive USD IBOR Consumer Cash Fallbacks 1 year
SOFR	—Secured Overnight Financing Rate
STACR	—Structured Agency Credit Risk

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
2M IRS	—2 Months Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CDX.NA.IG Ind 40	—CDX North America Investment Grade Index 40
CHFOR	—Swiss Franc Offered Rate
CMBX	—Commercial Mortgage Backed Securities Index
EURO	—Euro Offered Rate
JYOR	—Japanese Yen Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Financing Rate
STIBOR	—Stockholm Interbank Offered Rate

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – 32.2%

Aerospace & Defense(a) – 0.2%
Boeing Co.
	$779,000	5.150%		05/01/30	$753,877
	225,000	3.375		06/15/46	152,055
	80,000	3.625		03/01/48	54,594
	100,000	3.750		02/01/50	69,572
L3Harris Technologies, Inc.
	50,000	4.400		06/15/28	48,680
	75,000	5.600		07/31/53	76,221

					1,154,999

Agriculture(a) – 0.3%
BAT Capital Corp.
	50,000	3.557		08/15/27	47,324
BAT International Finance PLC
GBP	948,000	2.250		06/26/28	1,060,390
EUR	200,000	2.250		01/16/30	198,519
Philip Morris International, Inc.
	$525,000	5.625		11/17/29	540,766

					1,846,999

Automotive – 1.3%
Ford Motor Credit Co. LLC (a)
	975,000	5.800		03/05/27	978,510
General Motors Financial Co., Inc. (a)
EUR	100,000	1.694		03/26/25	105,622
	195,000	0.850		02/26/26	199,747
	$1,725,000	1.500		06/10/26	1,587,397
	650,000	5.000		04/09/27	645,411
	375,000	3.850		01/05/28	357,319
	200,000	5.650		01/17/29	202,486
	90,000	4.300		04/06/29	85,981
Hyundai Capital America (a)(b)
	2,425,000	1.650		09/17/26	2,215,698
	175,000	5.700		06/26/30	178,188
PACCAR Financial Corp.
	725,000	0.900		11/08/24	705,432
Volkswagen International Finance NV (a)(c) (-1X 5 yr. EUR Swap + 3.746%)
EUR	1,200,000	3.500		06/17/25	1,270,242

					8,532,033

Banks – 11.8%
ABN AMRO Bank NV (a)(b)(c) (1 yr. CMT + 0.800%)
	$1,200,000	1.542		06/16/27	1,093,200
AIB Group PLC (a)(c)
(1 yr. EUR Swap + 1.950%)
EUR	1,150,000	4.625		07/23/29	1,281,570
(-1X 5 yr. EUR Swap + 3.300%)
	805,000	2.875		05/30/31	838,651
(3 mo. USD LIBOR + 1.874%)
	$1,250,000	4.263	(b)	04/10/25	1,249,250
Australia & New Zealand Banking Group Ltd. (a)(b)(c) (5 yr. CMT + 1.288%)
	750,000	2.950		07/22/30	720,360
Banco Santander SA
	800,000	2.706		06/27/24	794,304
	1,000,000	3.800		02/23/28	946,690

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
	$1,400,000	3.490%		05/28/30	$1,268,722
(1 yr. CMT + 1.250%)
	1,000,000	5.552	(a)(c)	03/14/28	1,000,440
Bank of America Corp. (a)(c)
(3 mo. USD Term SOFR + 1.072%)
	2,900,000	3.366		01/23/26	2,846,524
(Secured Overnight Financing Rate + 1.320%)
	350,000	2.687		04/22/32	295,862
(Secured Overnight Financing Rate + 1.630%)
	2,125,000	5.202		04/25/29	2,127,231
(Secured Overnight Financing Rate + 2.150%)
	375,000	2.592		04/29/31	323,299
Bank of Ireland Group PLC (a)(c) (5 yr. EUR Swap + 4.150%)
EUR	400,000	6.750		03/01/33	461,722
Banque Federative du Credit Mutuel SA (a)(c) (5 yr. EUR Swap +
	2.200%)
	1,200,000	3.875		06/16/32	1,280,793
Barclays PLC (a)(c)
(1 yr. CMT + 1.050%)
	$1,025,000	2.279		11/24/27	942,723
(1 yr. CMT + 3.500%)
	1,230,000	7.437		11/02/33	1,367,698
(Secured Overnight Financing Rate + 1.490%)
	605,000	5.674		03/12/28	607,087
(Secured Overnight Financing Rate + 1.740%)
	573,000	5.690		03/12/30	576,003
BNP Paribas SA
	1,450,000	3.375	(b)	01/09/25	1,425,814
	1,250,000	3.375		01/09/25	1,229,150
(Secured Overnight Financing Rate + 1.004%)
	575,000	1.323	(a)(b)(c)	01/13/27	534,537
(Secured Overnight Financing Rate + 1.520%)
	1,000,000	5.176	(a)(b)(c)	01/09/30	999,570
(Secured Overnight Financing Rate + 2.074%)
	550,000	2.219	(a)(b)(c)	06/09/26	528,858
BPCE SA
EUR	300,000	1.750		04/26/27	308,647
(Secured Overnight Financing Rate + 1.520%)
	$1,000,000	1.652	(a)(b)(c)	10/06/26	939,110
CaixaBank SA
EUR	400,000	1.125		05/17/24	430,034
(-1X 3 mo. EUR EURIBOR + 0.850%)
	700,000	0.375	(a)(c)	11/18/26	714,807
(-1X 3 mo. EUR EURIBOR + 0.900%)
	1,500,000	0.500	(a)(c)	02/09/29	1,437,659
(-1X 3 mo. EUR EURIBOR + 1.000%)
	300,000	0.750	(a)(c)	05/26/28	296,895
(3 mo. EUR EURIBOR + 0.620%)
	300,000	0.625	(a)(c)	01/21/28	299,967
(5 yr. EUR Swap + 3.000%)
	200,000	6.125	(a)(c)	05/30/34	229,301
(5 yr. EUR Swap + 3.550%)
	200,000	6.250	(a)(c)	02/23/33	228,608
Citigroup, Inc. (a)(c)
(Secured Overnight Financing Rate + 0.686%)
	$1,575,000	6.039		10/30/24	1,576,843
(Secured Overnight Financing Rate + 1.364%)
	1,750,000	5.174		02/13/30	1,741,862

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 2.842%)
	$1,700,000	3.106%		04/08/26	$1,657,381
(Secured Overnight Financing Rate + 3.914%)
	300,000	4.412		03/31/31	286,050
Commonwealth Bank of Australia (a)(b)(c) (5 yr. CMT + 2.050%)
	661,000	3.610		09/12/34	595,356
Credit Agricole SA
EUR	800,000	3.875		04/20/31	890,207
(Secured Overnight Financing Rate + 0.892%)
	$1,100,000	1.247	(a)(b)(c)	01/26/27	1,019,524
(Secured Overnight Financing Rate + 1.676%)
	300,000	1.907	(a)(b)(c)	06/16/26	286,866
Credit Suisse AG
	1,000,000	2.950		04/09/25	973,360
Danske Bank AS (a)(b)(c) (1 yr. CMT + 1.750%)
	1,275,000	4.298		04/01/28	1,230,872
Deutsche Bank AG (a)(c)
(-1X 3 mo. EUR EURIBOR + 2.050%)
EUR	400,000	1.750		11/19/30	379,850
(3 mo. EUR EURIBOR + 2.950%)
	2,100,000	5.000		09/05/30	2,354,033
(Secured Overnight Financing Rate + 1.870%)
	$275,000	2.129		11/24/26	259,463
HSBC Holdings PLC
	200,000	4.250		08/18/25	196,010
(3 mo. USD Term SOFR + 1.796%)
	300,000	4.583	(a)(c)	06/19/29	290,781
Huntington Bancshares, Inc. (a)(c) (Secured Overnight Financing Rate + 2.020%)
	500,000	6.208		08/21/29	512,040
ING Groep NV (a)(c) (Secured Overnight Financing Rate + 1.830%)
	400,000	4.017		03/28/28	385,460
JPMorgan Chase & Co. (a)(c)
(3 mo. USD Term SOFR + 2.515%)
	750,000	2.956		05/13/31	656,363
(Secured Overnight Financing Rate + 1.560%)
	3,125,000	4.323		04/26/28	3,053,625
Kreditanstalt fuer Wiederaufbau (d)
EUR	3,500,000	3.125		10/10/28	3,841,828
Macquarie Bank Ltd. (a)(b)(c) (5 yr. CMT + 1.700%)
	$600,000	3.052		03/03/36	497,046
Macquarie Group Ltd. (a)(b)(c)
(3 mo. USD LIBOR + 1.372%)
	380,000	3.763		11/28/28	357,922
(Secured Overnight Financing Rate + 1.069%)
	400,000	1.340		01/12/27	371,076
Morgan Stanley (a)(c)
(Secured Overnight Financing Rate + 1.450%)
	1,150,000	5.173		01/16/30	1,151,438
(Secured Overnight Financing Rate + 1.590%)
	3,325,000	5.164		04/20/29	3,322,905
National Australia Bank Ltd. (b)
	300,000	6.429		01/12/33	315,420
NatWest Group PLC (a)(c) (1 yr. CMT + 1.100%)
	443,000	5.583		03/01/28	445,445
Norinchukin Bank (b)
	1,050,000	1.284		09/22/26	953,579

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Permanent TSB Group Holdings PLC (a)(c) (1 yr. EUR EURIBOR + 3.500%)
EUR	265,000	6.625%		04/25/28	$304,255
Santander U.K. Group Holdings PLC (a)(c) (1 yr. CMT + 1.250%)
	$1,000,000	1.532		08/21/26	942,080
Shinhan Bank Co. Ltd. (b)
	240,000	4.500		04/12/28	236,325
Societe Generale SA (a)(b)(c)
(1 yr. CMT + 1.100%)
	1,500,000	1.488		12/14/26	1,393,125
(1 yr. CMT + 2.100%)
	653,000	6.066		01/19/35	656,898
Standard Chartered PLC (a)(b)(c) (1 yr. CMT + 1.000%)
	1,550,000	1.456		01/14/27	1,438,694
Sumitomo Mitsui Financial Group, Inc.
	325,000	3.040		07/16/29	294,746
Swedbank AB
EUR	950,000	1.300		02/17/27	959,272
Truist Financial Corp. (a)(c) (Secured Overnight Financing Rate +
	2.050%)
	$225,000	6.047		06/08/27	228,015
U.S. Bancorp (a)(c)
(Secured Overnight Financing Rate + 1.560%)
	725,000	5.384		01/23/30	728,306
(Secured Overnight Financing Rate + 2.020%)
	700,000	5.775		06/12/29	712,306
UBS Group AG
	250,000	3.750		03/26/25	245,248
(1 yr. CMT + 1.520%)
	1,112,000	5.428	(a)(b)(c)	02/08/30	1,113,201
(1 yr. CMT + 1.770%)
	560,000	5.699	(a)(b)(c)	02/08/35	562,946
(-1X 1 yr. EUR EURIBOR + 0.770%)
EUR	509,000	0.650	(a)(c)	01/14/28	504,237
(-1X 1 yr. EUR EURIBOR + 1.050%)
	750,000	1.000	(a)(c)	06/24/27	761,204
(3 mo. USD LIBOR + 1.410%)
	$2,800,000	3.869	(a)(b)(c)	01/12/29	2,647,428
(Secured Overnight Financing Rate + 1.560%)
	2,000,000	2.593	(a)(b)(c)	09/11/25	1,971,820
(Secured Overnight Financing Rate + 1.560%)
	250,000	2.593	(a)(c)	09/11/25	246,478
Wells Fargo & Co. (a)(c)
(3 mo. USD Term SOFR + 1.432%)
	325,000	2.879		10/30/30	287,320
(Secured Overnight Financing Rate + 1.500%)
	175,000	5.198		01/23/30	174,694
Westpac Banking Corp. (a)(c)
(5 yr. CMT + 1.350%)
	1,200,000	2.894		02/04/30	1,167,624
(5 yr. CMT + 1.750%)
	475,000	2.668		11/15/35	391,666

					77,195,579

Beverages(a) – 0.8%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
	1,850,000	4.700		02/01/36	1,795,628

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Beverages(a) – (continued)
Anheuser-Busch InBev Worldwide, Inc.
	$300,000	4.750%	01/23/29	$299,874
Bacardi Ltd. (b)
	1,200,000	4.700	05/15/28	1,168,116
Constellation Brands, Inc.
	1,500,000	4.400	11/15/25	1,477,455
	25,000	4.650	11/15/28	24,601
Keurig Dr Pepper, Inc.
	776,000	4.417	05/25/25	767,611

				5,533,285

Biotechnology(a) – 0.6%
Amgen, Inc.
	650,000	5.150	03/02/28	654,498
	1,450,000	5.250	03/02/30	1,472,881
	258,000	4.200	03/01/33	241,191
	1,275,000	5.250	03/02/33	1,285,838

				3,654,408

Building Materials(a) – 0.0%
Carrier Global Corp.
	145,000	2.493	02/15/27	135,162

Chemicals(a) – 0.2%
DuPont de Nemours, Inc.
	600,000	4.493	11/15/25	592,194
International Flavors & Fragrances, Inc. (b)
	450,000	1.230	10/01/25	421,421
	200,000	1.832	10/15/27	177,396
Syngenta Finance NV (b)
	400,000	4.892	04/24/25	394,844

				1,585,855

Commercial Services – 0.3%
Ashtead Capital, Inc. (a)(b)
	425,000	5.800	04/15/34	424,711
Autostrade per l’Italia SpA (a)
EUR	575,000	4.750	01/24/31	647,081
DP World Crescent Ltd.
	$200,000	4.848	09/26/28	196,938
DP World Ltd.
	390,000	5.625	09/25/48	371,822
PayPal Holdings, Inc. (a)
	100,000	2.850	10/01/29	90,477

				1,731,029

Computers – 0.6%
Dell International LLC/EMC Corp. (a)
	893,000	6.020	06/15/26	904,743
	875,000	5.300	10/01/29	885,570
	75,000	6.200	07/15/30	78,975
Hewlett Packard Enterprise Co. (a)
	1,850,000	4.900	10/15/25	1,838,160
International Business Machines Corp.
	325,000	3.500	05/15/29	306,290

				4,013,738

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (a)
	$244,000	3.000%		10/29/28	$221,005
	350,000	5.100		01/19/29	348,037
	208,000	3.300		01/30/32	178,142
Air Lease Corp. (a)
	1,150,000	3.250		03/01/25	1,124,251
	575,000	2.875		01/15/26	550,149
Ally Financial, Inc. (a)
	650,000	7.100		11/15/27	679,250
American Express Co. (a)
	255,000	2.500		07/30/24	252,470
Aviation Capital Group LLC (a)(b)
	400,000	1.950		01/30/26	373,304
Avolon Holdings Funding Ltd. (a)(b)
	400,000	3.950		07/01/24	397,760
Capital One Financial Corp. (a)
	505,000	3.300		10/30/24	498,172
Nomura Holdings, Inc.
	400,000	2.608		07/14/31	332,268

					4,954,808

Electrical – 0.7%
Ameren Corp. (a)
	150,000	2.500		09/15/24	147,730
E.ON International Finance BV
GBP	417,000	6.375		06/07/32	572,511
Electricite de France SA (a)(b)
	$1,450,000	4.500		09/21/28	1,402,875
Enel Finance America LLC (a)(b)
	675,000	2.875		07/12/41	458,865
Enel SpA (a)(c)
(-1X 5 yr. EUR Swap + 1.719%)
EUR 523,000		1.375		06/08/27	501,834
(5 yr. EUR Swap + 2.580%)
	235,000	3.375		08/24/26	245,607
Exelon Corp. (a)
	$600,000	5.150		03/15/29	601,710
Sempra (a)
	700,000	3.400		02/01/28	661,486

					4,592,618

Electronics(a) – 0.1%
Fortive Corp.
EUR	684,000	3.700		08/15/29	743,704

Engineering & Construction(a) – 0.1%
Mexico City Airport Trust
	$540,000	3.875	(b)	04/30/28	506,419
	200,000	5.500	(b)	10/31/46	168,937
	200,000	5.500		07/31/47	168,813

					844,169

Entertainment(a) – 0.4%
Warnermedia Holdings, Inc.
	1,875,000	4.054		03/15/29	1,756,106
	975,000	4.279		03/15/32	871,445

					2,627,551

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Environmental(a) – 0.2%
Veralto Corp. (b)
	$875,000	5.350%		09/18/28	$889,236
Waste Management, Inc.
	216,000	4.875		02/15/34	214,763

					1,103,999

Food & Drug Retailing(a) – 0.4%
Campbell Soup Co.
	1,000,000	5.200		03/21/29	1,005,010
	1,000,000	5.400		03/21/34	1,007,240
J M Smucker Co.
	900,000	5.900		11/15/28	933,768

					2,946,018

Healthcare Providers & Services(a) – 1.1%
American Medical Systems Europe BV
EUR	1,325,000	0.750		03/08/25	1,390,880
	579,000	3.375		03/08/29	627,197
GE HealthCare Technologies, Inc.
	$321,000	5.905		11/22/32	337,056
HCA, Inc.
	250,000	3.375		03/15/29	229,370
	1,575,000	3.625		03/15/32	1,394,143
Humana, Inc.
	547,000	5.375		04/15/31	547,514
Medtronic Global Holdings SCA
EUR	400,000	0.250		07/02/25	414,067
Quest Diagnostics, Inc.
	$343,000	6.400		11/30/33	370,409
Stryker Corp.
EUR	325,000	3.375		12/11/28	353,217
UnitedHealth Group, Inc.
	$1,775,000	4.250		01/15/29	1,739,855
	38,000	4.200		05/15/32	36,111

					7,439,819

Insurance(a) – 0.2%
Aviva PLC (c)
(5 yr. UK Government Bond + 2.850%)
GBP	450,000	6.125		11/14/36	577,310
(Sterling Overnight Index Average + 4.022%)
	275,000	5.125		06/04/50	333,825
Rothesay Life PLC
	475,000	7.734		05/16/33	650,451

					1,561,586

Internet – 0.7%
Booking Holdings, Inc. (a)
EUR	729,000	3.500		03/01/29	794,000
Expedia Group, Inc. (a)
	$1,150,000	3.250		02/15/30	1,035,701
Netflix, Inc.
EUR	1,800,000	4.625		05/15/29	2,052,212
Prosus NV (a)
	$350,000	3.257		01/19/27	322,875
	210,000	3.680	(b)	01/21/30	183,593
	200,000	4.027	(b)	08/03/50	128,125

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Internet – (continued)
	$200,000	3.832	%(b)	02/08/51	$122,500

					4,639,006

Iron/Steel(a) – 0.2%
Steel Dynamics, Inc.
	1,275,000	1.650		10/15/27	1,137,045

Lodging(a) – 0.4%
Marriott International, Inc.
	515,000	5.000		10/15/27	513,712
	1,500,000	4.650		12/01/28	1,474,620
	375,000	4.900		04/15/29	372,255
	135,000	4.875		05/15/29	133,688

					2,494,275

Machinery-Diversified(a) – 0.1%
AGCO Corp.
	265,000	5.800		03/21/34	268,323
Otis Worldwide Corp.
	225,000	5.250		08/16/28	228,227

					496,550

Media(a) – 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital
	3,400,000	4.908		07/23/25	3,359,710
Comcast Corp.
	300,000	4.150		10/15/28	292,839

					3,652,549

Mining(a) – 0.2%
Glencore Finance Europe Ltd.
GBP	125,000	3.125		03/26/26	151,239
Glencore Funding LLC (b)
	$455,000	1.625		04/27/26	421,808
	775,000	4.875		03/12/29	764,227

					1,337,274

Miscellaneous Manufacturing – 0.4%
GE Capital Funding LLC (a)
	1,500,000	4.550		05/15/32	1,454,355
General Electric Co.
	43,000	6.750		03/15/32	47,933
Teledyne Technologies, Inc. (a)
	1,250,000	0.950		04/01/24	1,250,000

					2,752,288

Multi-National – 2.6%
African Export-Import Bank (a)(b)
	390,000	2.634		05/17/26	364,178
	360,000	3.798		05/17/31	306,479
Asian Development Bank
GBP	4,200,000	1.125		06/10/25	5,079,128
European Investment Bank
EUR	1,240,000	0.875		01/14/28	1,248,905
	3,500,000	3.000		11/15/28	3,823,099
	4,410,000	2.250		03/15/30	4,644,732

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Multi-National – (continued)
FMS Wertmanagement (d)
GBP	1,100,000	1.375%	03/07/25	$1,343,382

				16,809,903

Oil & Gas(a) – 0.2%
Eni SpA (c) (-1X 5 yr. EUR Swap + 3.167%)
EUR	375,000	2.625	10/13/25	391,926
Occidental Petroleum Corp.
	$750,000	8.500	07/15/27	813,075

				1,205,001

Oil Field Services – 0.5%
BP Capital Markets PLC
EUR	300,000	1.594	07/03/28	301,646
Diamondback Energy, Inc. (a)
	$491,000	6.250	03/15/33	523,563
Pertamina Persero PT
	200,000	6.500	05/27/41	213,688
QatarEnergy (a)(b)
	820,000	3.300	07/12/51	579,125
TotalEnergies SE (a)(c) (5 yr. EUR Swap + 3.350%)
EUR	300,000	3.369	10/06/26	316,373
Wintershall Dea Finance BV (a)
	1,300,000	1.332	09/25/28	1,248,692

				3,183,087

Packaging(a)(b) – 0.0%
Smurfit Kappa Treasury ULC
	$200,000	5.200	01/15/30	199,788

Pharmaceuticals(a) – 1.0%
AbbVie, Inc.
	1,350,000	2.600	11/21/24	1,325,524
	325,000	3.200	11/21/29	299,533
	359,000	4.950	03/15/31	362,235
	562,000	5.050	03/15/34	568,952
Bayer U.S. Finance II LLC (b)
	1,000,000	4.250	12/15/25	975,210
Becton Dickinson & Co.
EUR	185,000	0.034	08/13/25	189,899
Bristol-Myers Squibb Co.
	$325,000	3.400	07/26/29	305,341
	633,000	5.200	02/22/34	642,887
Cardinal Health, Inc.
	345,000	5.125	02/15/29	345,780
Cigna Group
	300,000	4.375	10/15/28	292,758
	714,000	5.400	03/15/33	727,016
CVS Health Corp.
	325,000	4.780	03/25/38	300,294
McKesson Corp.
EUR	125,000	1.500	11/17/25	130,503
Pfizer Investment Enterprises Pte. Ltd.
	$188,000	4.750	05/19/33	185,236

				6,651,168

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – 0.9%
Abu Dhabi Crude Oil Pipeline LLC (b)
	$1,260,000	4.600%		11/02/47	$1,130,850
Enbridge, Inc. (a)
	350,000	6.000		11/15/28	364,014
	700,000	5.700		03/08/33	716,254
Energy Transfer LP (a)
	750,000	6.100		12/01/28	777,990
	250,000	5.250		04/15/29	250,505
	500,000	6.400		12/01/30	527,440
Galaxy Pipeline Assets Bidco Ltd.
	200,000	2.625	(b)	03/31/36	163,187
	567,784	2.940		09/30/40	455,266
Sabine Pass Liquefaction LLC (a)
	1,500,000	5.625		03/01/25	1,498,890
Williams Cos., Inc. (a)
	350,000	2.600		03/15/31	298,053

					6,182,449

Real Estate(a) – 0.4%
CBRE Services, Inc.
	258,000	5.500		04/01/29	259,793
	600,000	5.950		08/15/34	615,600
Logicor Financing SARL
EUR	600,000	2.250		05/13/25	632,538
	550,000	3.250		11/13/28	569,918
	325,000	1.625		01/17/30	303,053

					2,380,902

Real Estate Investment Trust(a) – 0.5%
American Homes 4 Rent LP
	$125,000	2.375		07/15/31	101,525
Kilroy Realty LP
	200,000	6.250		01/15/36	195,608
NNN REIT, Inc.
	375,000	3.900		06/15/24	373,174
	400,000	5.600		10/15/33	404,852
Realty Income Corp.
	900,000	4.625		11/01/25	891,333
	300,000	2.100		03/15/28	268,728
WEA Finance LLC/Westfield U.K. & Europe Finance PLC (b)
	400,000	3.750		09/17/24	394,080
WP Carey, Inc.
	240,000	4.600		04/01/24	240,000
	170,000	4.000		02/01/25	167,513

					3,036,813

Retailing(a) – 0.4%
AutoNation, Inc.
	200,000	1.950		08/01/28	173,226
CK Hutchison International 20 Ltd. (b)
	200,000	2.500		05/08/30	174,313
CK Hutchison International 23 Ltd. (b)
	350,000	4.750		04/21/28	346,938
Dollar Tree, Inc.
	650,000	4.000		05/15/25	639,229
Lowe’s Cos., Inc.
	378,000	5.000		04/15/33	376,620

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing(a) – (continued)
	$625,000	5.150%		07/01/33	$629,319

					2,339,645

Semiconductors(a) – 0.5%
Broadcom, Inc.
	325,000	4.300		11/15/32	305,568
	175,000	3.469	(b)	04/15/34	150,049
	2,784,000	3.137	(b)	11/15/35	2,250,446
	350,000	4.926	(b)	05/15/37	331,943
Intel Corp.
	349,000	5.150		02/21/34	349,981
Micron Technology, Inc.
	125,000	6.750		11/01/29	134,155

					3,522,142

Software(a) – 0.9%
Constellation Software, Inc. (b)
	413,000	5.158		02/16/29	412,599
Fidelity National Information Services, Inc.
EUR	550,000	0.625		12/03/25	564,821
Fiserv, Inc.
	$237,000	3.500		07/01/29	220,692
Oracle Corp.
	1,550,000	2.875		03/25/31	1,348,066
	450,000	6.250		11/09/32	481,707
	500,000	4.900		02/06/33	489,435
	850,000	3.950		03/25/51	647,377
	900,000	6.900		11/09/52	1,035,594
	525,000	5.550		02/06/53	512,862
Workday, Inc.
	125,000	3.700		04/01/29	117,881

					5,831,034

Telecommunication Services – 1.5%
AT&T, Inc. (a)
	300,000	4.300		02/15/30	288,039
EUR	307,000	1.800		09/14/39	254,897
	$350,000	4.750		05/15/46	313,421
	280,000	3.650		06/01/51	205,229
Cisco Systems, Inc. (a)
	148,000	5.050		02/26/34	149,924
Deutsche Telekom International Finance BV
	250,000	8.750		06/15/30	295,578
Rogers Communications, Inc. (a)
	1,074,000	5.000		02/15/29	1,066,912
Telefonica Emisiones SA
GBP	450,000	5.445		10/08/29	581,144
T-Mobile USA, Inc. (a)
	$500,000	3.500		04/15/25	490,195
	656,000	3.750		04/15/27	631,689
	300,000	4.750		02/01/28	296,076
	1,225,000	3.875		04/15/30	1,148,290
	1,675,000	2.550		02/15/31	1,426,346
	375,000	2.700		03/15/32	315,360
	1,525,000	5.200		01/15/33	1,526,677
Verizon Communications, Inc.
	300,000	4.329		09/21/28	293,415

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
	$325,000	4.016	%(a)	12/03/29	$310,167
	350,000	2.355	(a)	03/15/32	287,606

					9,880,965

Water – 0.2%
Thames Water Utilities Finance PLC
GBP	150,000	4.000		06/19/25	180,536
Veolia Environnement SA (a)
EUR	1,300,000	1.940		01/07/30	1,296,055

					1,476,591

TOTAL CORPORATE OBLIGATIONS (Cost $217,232,270)					$211,405,834

Mortgage-Backed Obligations – 26.3%

Collateralized Mortgage Obligations – 4.3%
Interest Only(e) – 0.2%
Federal Home Loan Mortgage Corp. REMICS Series 5002, Class SJ (-1X 1 mo. USD Term SOFR + 5.986%)
	$958,917	0.665	%(c)	07/25/50	$102,383
Federal Home Loan Mortgage Corp. REMICS Series 5020, Class IH
	854,678	3.000		08/25/50	141,992
Federal Home Loan Mortgage Corp. REMICS Series 4583, Class ST (-1X 1 mo. USD Term SOFR + 5.886%)
	403,505	0.567	(c)	05/15/46	39,567
Federal Home Loan Mortgage Corp. REMICS Series 4314, Class SE (-1X 1 mo. USD Term SOFR + 5.936%)
	112,791	0.617	(c)	03/15/44	9,798
Federal Home Loan Mortgage Corp. REMICS Series 4998, Class GI
	843,520	4.000		08/25/50	171,339
Federal National Mortgage Association REMICS Series 2020-60, Class NI
	147,475	4.000		09/25/50	30,241
Federal National Mortgage Association REMICS Series 2017-31, Class SG (-1X 1 mo. USD Term SOFR + 5.986%)
	314,976	0.665	(c)	05/25/47	33,460
Federal National Mortgage Association REMICS Series 2012-5, Class SA (-1X 1 mo. USD Term SOFR + 5.836%)
	154,936	0.515	(c)	02/25/42	12,725
Government National Mortgage Association REMICS Series 2014-132, Class SL (-1X 1 mo. USD Term SOFR + 5.986%)
	127,987	0.657	(a)(c)	10/20/43	5,354
Government National Mortgage Association REMICS Series 2015-129, Class IC
	93,175	4.500	(a)	09/16/45	16,830
Government National Mortgage Association REMICS Series 2019-1, Class SN (-1X 1 mo. USD Term SOFR + 5.936%)
	140,730	0.607	(a)(c)	01/20/49	13,054
Government National Mortgage Association REMICS Series 2019-78, Class SE (-1X 1 mo. USD Term SOFR + 5.986%)
	98,145	0.657	(a)(c)	06/20/49	9,102

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(e) – (continued)
Government National Mortgage Association REMICS Series 2020-78, Class DI
$567,382	4.000	%(a)	06/20/50	$110,935
Government National Mortgage Association REMICS Series 2020-146, Class KI
1,169,646	2.500	(a)	10/20/50	161,175
Government National Mortgage Association REMICS Series 2013-124, Class CS (-1X 1 mo. USD Term SOFR + 5.936%)
232,089	0.607	(a)(c)	08/20/43	21,652
Government National Mortgage Association REMICS Series 2015-123, Class SP (-1X 1 mo. USD Term SOFR + 6.136%)
141,901	0.807	(a)(c)	09/20/45	14,009
Government National Mortgage Association REMICS Series 2016-27, Class IA
101,698	4.000	(a)	06/20/45	12,818
Government National Mortgage Association REMICS Series 2018-122, Class SE (-1X 1 mo. USD Term SOFR + 6.086%)
286,594	0.757	(a)(c)	09/20/48	28,913
Government National Mortgage Association REMICS Series 2010-20, Class SE (-1X 1 mo. USD Term SOFR + 6.136%)
277,707	0.807	(a)(c)	02/20/40	24,725
Government National Mortgage Association REMICS Series 2016-1, Class ST (-1X 1 mo. USD Term SOFR + 6.086%)
103,849	0.757	(a)(c)	01/20/46	9,622
Government National Mortgage Association REMICS Series 2019-151, Class IA
1,336,147	3.500	(a)	12/20/49	236,627
Government National Mortgage Association REMICS Series 2016-138, Class GI
244,268	4.000	(a)	10/20/46	47,882
Government National Mortgage Association REMICS Series 2015-167, Class AS (-1X 1 mo. USD Term SOFR + 6.136%)
84,304	0.807	(a)(c)	11/20/45	7,849

				1,262,052

Sequential Fixed Rate – 1.2%
BRAVO Residential Funding Trust Series 2024-NQM1, Class A1
1,914,724	5.943	(a)(b)(f)	12/01/63	1,909,312
Federal National Mortgage Association REMICS Series 2011-99, Class DB
136,908	5.000		10/25/41	135,938
Federal National Mortgage Association REMICS Series 2012- 111, Class B
18,432	7.000		10/25/42	19,461
Federal National Mortgage Association REMICS Series 2012- 153, Class B
74,458	7.000		07/25/42	80,052
Federal National Mortgage Association REMICS Series 2011-52, Class GB
152,778	5.000		06/25/41	151,788
OBX Trust Series 2024-NQM2, Class A1
3,235,282	5.878	(a)(b)(f)	12/25/63	3,226,122

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
OBX Trust Series 2024-NQM1, Class A1
$1,955,257	5.928	%(a)(b)(f)	11/25/63	$1,951,589
OBX Trust Series 2024-NQM1, Class A2
97,763	6.253	(a)(b)(f)	11/25/63	97,619

				7,571,881

Sequential Floating Rate(a) – 2.9%
Angel Oak Mortgage Trust Series 2021-6, Class A1
470,411	1.458	(b)(c)	09/25/66	380,896
Chase Home Lending Mortgage Trust Series 2024-3, Class A5
275,000	6.000	(b)(c)	02/25/55	279,187
Chase Home Lending Mortgage Trust Series 2024-3, Class A5A
425,000	5.500	(b)(c)	02/25/55	420,675
Chase Home Lending Mortgage Trust Series 2024-3, Class A7
200,000	6.000	(b)(c)	02/25/55	202,340
Countrywide Alternative Loan Trust Series 2005-38, Class A1 (1 yr. MTA + 1.500%)
37,126	6.589	(c)	09/25/35	32,637
Federal Home Loan Mortgage Corp. STACR Debt Notes Series 2016-DNA4, Class M3 (1 mo. USD Term SOFR + 3.914%)
288,551	9.235	(c)	03/25/29	301,906
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA5, Class M2 (1 mo. USD Term SOFR + 1.650%)
134,307	6.970	(b)(c)	01/25/34	134,983
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA1, Class M1A (1 mo. USD Term SOFR + 1.000%)
456,115	6.320	(b)(c)	01/25/42	455,969
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA1, Class M1B (1 mo. USD Term SOFR + 3.500%)
1,154,000	8.820	(b)(c)	03/25/42	1,203,134
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2023-HQA2, Class M1B (1 mo. USD Term SOFR + 3.350%)
438,000	8.670	(b)(c)	06/25/43	463,311
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1, Class A1 (1 mo. USD Term SOFR + 1.250%)
2,050,000	6.569	(b)(c)	03/25/44	2,055,125
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1, Class M1 (1 mo. USD Term SOFR + 1.250%)
1,475,000	6.569	(b)(c)	03/25/44	1,475,922
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1, Class M2 (1 mo. USD Term SOFR + 2.000%)
525,000	7.319	(b)(c)	03/25/44	525,164
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R01, Class 1M2 (1 mo. USD Term SOFR + 1.550%)
318,000	6.870	(b)(c)	10/25/41	319,287
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R03, Class 1M2 (1 mo. USD Term SOFR + 1.650%)
285,000	6.970	(b)(c)	12/25/41	285,181

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a) – (continued)
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M1 (1 mo. USD Term SOFR + 1.900%)
$178,864	7.220	%(b)(c)	04/25/42	$180,026
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M2 (1 mo. USD Term SOFR + 3.000%)
227,000	8.320	(b)(c)	04/25/42	233,939
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (1 mo. USD Term SOFR + 3.900%)
457,298	9.220	(b)(c)	04/25/43	487,553
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (1 mo. USD Term SOFR + 3.100%)
230,000	8.421	(b)(c)	06/25/43	241,198
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R06, Class 1M2 (1 mo. USD Term SOFR + 2.700%)
220,000	8.020	(b)(c)	07/25/43	227,448
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R08, Class 1M2 (1 mo. USD Term SOFR + 2.500%)
555,000	7.820	(b)(c)	10/25/43	568,865
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R01, Class 1M2 (1 mo. USD Term SOFR + 1.800%)
450,000	7.120	(b)(c)	01/25/44	451,359
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R02, Class 1M2 (1 mo. USD Term SOFR + 1.800%)
1,425,000	7.120	(b)(c)	02/25/44	1,431,639
HarborView Mortgage Loan Trust Series 2006-6, Class 3A1A
148,253	4.545	(c)	08/19/36	118,917
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
1,041,814	2.520	(b)(c)	05/25/52	857,215
JP Morgan Mortgage Trust Series 2022-LTV1, Class A2
347,454	3.520	(b)(c)	07/25/52	297,824
JP Morgan Mortgage Trust Series 2023-DSC1, Class A1
833,020	4.625	(b)(c)	07/25/63	788,105
JP Morgan Mortgage Trust Series 2024-1, Class A2
2,149,236	6.000	(b)(c)	06/25/54	2,143,696
JP Morgan Mortgage Trust Series 2024-3, Class A4
2,000,000	3.000	(b)(c)	05/25/54	1,765,593
Mill City Mortgage Loan Trust Series 2017-2, Class A3
156,326	3.250	(b)(c)	07/25/59	149,673
Sequoia Mortgage Trust Series 2004-10, Class A3A (6 mo. USD Term SOFR + 1.088%)
27,443	6.577	(c)	11/20/34	25,232
Towd Point Mortgage Trust Series 2020-1, Class A2A
530,000	3.100	(b)(c)	01/25/60	466,473
Verus Securitization Trust Series 2021-8, Class A1
123,455	1.824	(b)(c)	11/25/66	107,580

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a) – (continued)
Verus Securitization Trust Series 2022-INV1, Class A1
$84,834	5.041	%(b)(f)	08/25/67	$84,176

				19,162,228

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				27,996,161

Commercial Mortgage-Backed Securities – 4.4%
Sequential Fixed Rate – 1.9%
Bank Series 2023-BNK46, Class A4
$1,700,000	5.745	%(a)	08/15/56	$1,784,628
Bank5 Series 2023-5YR4, Class A3
400,000	6.500	(a)	12/15/56	422,161
Benchmark Mortgage Trust Series 2023-B39, Class A5
1,125,000	5.754	(a)	07/15/56	1,179,210
BMO Mortgage Trust Series 2022-C3, Class A5
300,000	5.313	(a)	09/15/54	304,596
BMO Mortgage Trust Series 2023-C5, Class A5
1,500,000	5.765	(a)	06/15/56	1,573,966
BMO Mortgage Trust Series 2023-C7, Class A5
2,300,000	6.160	(a)	12/15/56	2,484,350
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
400,000	3.000	(a)(b)	09/15/50	281,465
Citigroup Commercial Mortgage Trust Series 2019-C7, Class A4
385,000	3.102	(a)	12/15/72	344,487
DOLP Trust Series 2021-NYC, Class A
1,500,000	2.956	(b)	05/10/41	1,259,274
GS Mortgage Securities Trust Series 2017-GS7, Class A4
950,000	3.430	(a)	08/10/50	888,089
JP Morgan Chase Commercial Mortgage Securities Trust Series 2022-OPO, Class A
1,223,000	3.024	(b)	01/05/39	1,083,205
Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
1,100,000	2.626	(a)	04/15/54	936,367

				12,541,798

Sequential Floating Rate(c) – 2.5%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
850,000	2.778		11/15/54	704,574
Bank Series 2022-BNK40, Class A4
1,150,000	3.394	(a)	03/15/64	1,028,572
Bank5 Series 2023-5YR4, Class AS
400,000	7.274	(a)	12/15/56	428,553
BBCMS Mortgage Trust Series 2018-TALL, Class A (1 mo. USD Term SOFR + 0.919%)
625,000	6.245	(b)	03/15/37	600,902
BBCMS Mortgage Trust Series 2023-5C23, Class AS
650,000	7.455	(a)	12/15/56	702,986
BBCMS Mortgage Trust Series 2018-TALL, Class B (1 mo. USD Term SOFR + 1.168%)
475,000	6.494	(b)	03/15/37	442,075
BLP Commercial Mortgage Trust Series 2024-IND2, Class A (1 mo. USD Term SOFR + 1.342%)
1,225,000	6.668	(b)	03/15/41	1,225,382
BMO Mortgage Trust Series 2023-C7, Class B
675,000	6.674	(a)	12/15/56	722,010

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – (continued)
BX Commercial Mortgage Trust Series 2024-XL4, Class A (1 mo. USD Term SOFR + 1.442%)
$2,125,000	6.767	%(b)	02/15/39	$2,128,322
BX Commercial Mortgage Trust Series 2024-XL5, Class A (1 mo. USD Term SOFR + 1.392%)
1,100,000	6.692	(b)	03/15/41	1,100,138
BX Trust Series 2021-ARIA, Class C (1 mo. USD Term SOFR + 1.760%)
450,000	7.086	(b)	10/15/36	443,732
BX Trust Series 2022-PSB, Class A (1 mo. USD Term SOFR + 2.451%)
1,045,514	7.776	(b)	08/15/39	1,052,009
BX Trust Series 2024-BIO, Class A (1 mo. USD Term SOFR + 1.642%)
2,050,000	6.967	(b)	02/15/41	2,052,915
Citigroup Commercial Mortgage Trust Series 2023-PRM3, Class A
1,000,000	6.360	(b)	07/10/28	1,037,355
ELP Commercial Mortgage Trust Series 2021-ELP, Class A (1 mo. USD Term SOFR + 0.815%)
1,298,489	6.142	(b)	11/15/38	1,287,067
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF153, Class AS (1 mo. USD Term SOFR + 0.680%)
736,335	6.000	(a)	02/25/33	734,615
Wells Fargo Commercial Mortgage Trust Series 2022-C62, Class A4
700,000	4.000	(a)	04/15/55	648,976

				16,340,183

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$28,881,981

Federal Agencies – 17.6%
Federal Home Loan Mortgage Corp. – 0.0%
$974	5.000%		01/01/33	$976
150	5.000		06/01/33	150
1,627	5.000		07/01/33	1,630
2,161	5.000		08/01/33	2,166
362	5.000		10/01/33	363
994	5.000		11/01/33	996
462	5.000		12/01/33	463
1,501	5.000		02/01/34	1,504
751	5.000		03/01/34	752
1,104	5.000		04/01/34	1,106
1,698	5.000		05/01/34	1,702
26,316	5.000		06/01/34	26,371
631	5.000		11/01/34	632
6,488	5.000		04/01/35	6,501
2	5.000		11/01/35	2
7,956	5.000		01/01/40	8,024
5,469	4.000		06/01/40	5,230
35,771	4.000		02/01/41	34,196
3,038	4.000		11/01/41	2,908

				95,672

Government National Mortgage Association – 7.5%
161,374	4.000		11/20/44	153,705

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$15,107	4.000%	05/20/45	$14,370
344,398	4.000	07/20/45	327,602
240,828	4.000	01/20/46	228,781
82,915	4.500	02/20/48	80,992
27,680	4.500	03/20/48	27,012
97,929	4.500	04/20/48	95,413
219,057	4.500	05/20/48	213,291
881,270	4.000	07/20/48	833,334
307,518	4.500	08/20/48	299,040
174,691	5.000	08/20/48	173,752
890,089	4.000	09/20/48	843,033
1,434,518	4.500	09/20/48	1,394,969
202,520	5.000	09/20/48	201,431
204,829	5.000	10/20/48	203,471
808,974	5.000	11/20/48	803,614
335,554	5.000	12/20/48	333,331
1,103,345	4.500	01/20/49	1,071,203
574,601	5.000	01/20/49	570,615
299,429	4.500	02/20/49	290,706
213,014	4.500	03/20/49	206,809
326,175	5.000	03/20/49	324,014
619,385	3.000	08/20/49	551,118
477,798	4.500	10/20/49	464,028
181,246	4.500	12/20/49	175,966
2,010,236	3.000	03/20/50	1,786,963
749,597	3.000	07/20/51	661,478
368,107	2.500	09/20/51	309,387
878,404	2.500	10/20/51	738,832
551,598	2.500	11/20/51	463,953
819,417	3.000	12/20/51	723,090
1,729,276	2.500	12/20/51	1,456,447
13,009,102	4.500	10/20/52	12,499,742
2,977,660	7.000	01/20/54	3,041,588
3,000,000	3.000	TBA-30yr(g)	2,646,056
9,000,000	5.500	TBA-30yr(g)	8,994,702
6,000,000	6.000	TBA-30yr(g)	6,053,724

			49,257,562

Uniform Mortgage-Backed Security – 10.1%
147,085	4.500	07/01/36	144,033
9,512	4.500	12/01/36	9,314
4,286	4.500	05/01/38	4,206
11,000	4.500	05/01/39	10,772
7,401	4.500	06/01/39	7,248
3,541	4.500	08/01/39	3,467
4,403	4.500	09/01/39	4,320
8,610	4.500	10/01/39	8,448
3,602	4.500	03/01/40	3,534
45,013	4.500	04/01/40	44,129
4,509	4.500	12/01/40	4,420
39,917	4.500	01/01/41	39,133
14,082	4.500	04/01/41	13,790
20,396	4.500	06/01/41	19,972
21,632	4.500	07/01/41	21,183
32,874	4.500	08/01/41	32,175

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$87,568	4.500%	09/01/41	$85,751
43,245	4.500	10/01/41	42,347
57,015	4.500	11/01/41	55,832
49,715	4.500	12/01/41	48,683
41,357	4.500	01/01/42	40,498
3,195	4.500	03/01/42	3,124
10,184	4.500	04/01/42	9,953
45,891	3.000	12/01/42	41,637
112,236	3.000	01/01/43	101,496
160,578	3.000	04/01/43	144,540
1,045,027	4.000	12/01/44	996,397
199,508	4.500	06/01/45	194,807
2,808,505	4.000	08/01/45	2,664,535
850,891	4.500	11/01/47	826,112
2,556,364	4.000	01/01/48	2,413,456
14,270	4.500	08/01/48	13,792
249,820	4.500	09/01/48	242,936
175,975	5.000	11/01/48	175,802
830,861	3.000	02/01/49	733,485
11,911	4.500	03/01/49	11,497
990,262	3.500	07/01/49	903,714
842,933	4.000	07/01/49	793,829
639,331	3.500	08/01/49	583,254
390,713	4.500	10/01/50	377,259
2,411,355	3.000	12/01/50	2,111,746
148,263	2.500	03/01/51	125,017
5,932,497	2.000	03/01/51	4,735,299
2,608,785	2.500	05/01/51	2,185,928
710,768	2.000	07/01/51	564,675
931,271	2.000	08/01/51	739,566
2,641,360	2.500	09/01/51	2,213,109
728,737	2.500	10/01/51	612,654
763,402	2.500	11/01/51	641,320
1,785,285	2.000	01/01/52	1,426,389
516,515	2.500	01/01/52	427,022
838,346	2.000	02/01/52	664,253
1,641,449	2.500	02/01/52	1,359,184
439,339	2.000	03/01/52	347,787
806,040	2.500	03/01/52	666,602
934,822	4.500	04/01/52	893,133
3,009,706	2.000	04/01/52	2,382,525
433,548	2.000	06/01/52	343,203
900,824	3.000	08/01/52	786,646
972,122	2.000	09/01/52	769,545
909,819	5.500	09/01/52	916,443
376,379	2.500	09/01/52	311,514
1,822,610	5.500	11/01/52	1,837,589
2,667,849	6.000	11/01/52	2,742,654
1,771,106	6.000	12/01/52	1,811,540
911,285	6.000	01/01/53	932,374
464,573	2.500	02/01/53	384,599
887,668	5.500	04/01/53	886,641
5,764,359	4.500	05/01/53	5,569,474
6,000,000	2.500	TBA-30yr(g)	4,959,610
6,000,000	5.500	TBA-30yr(g)	5,971,172

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
	$1,000,000	6.500%	TBA-30yr(g)	$1,021,484
	3,000,000	6.000	TBA- 30yr(g)	3,028,477

				66,244,054

TOTAL FEDERAL AGENCIES				$115,597,288

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $176,855,112)				$172,475,430

Sovereign Debt Obligations – 22.9%

British Pound – 0.6%
State of North Rhine-Westphalia
GBP	400,000	2.125%	06/13/25	$488,412
U.K. Gilts
	840,000	1.500	07/31/53	559,269
	1,990,000	3.500	01/22/45	2,205,354
	220,000	1.750	07/22/57	152,315
	710,000	3.500	07/22/68	758,248

				4,163,598

Canadian Dollar – 1.4%
Province of British Columbia
CAD	2,600,000	2.850	06/18/25	1,880,511
	2,000,000	4.950	06/18/40	1,580,923
Province of Ontario
	1,700,000	2.600	06/02/25	1,226,829
	2,300,000	4.650	06/02/41	1,761,383
Province of Quebec
GBP	2,390,000	2.250	09/15/26	2,852,499

				9,302,145

Colombia Peso – 0.1%
Colombia TES
COP	1,779,900,000	9.250	05/28/42	405,179

Euro – 5.3%
European Financial Stability Facility (d)
EUR	1,170,000	0.875	04/10/35	1,026,831
European Union
	820,000	0.200	06/04/36	642,916
Finland Government Bonds
	1,190,000	1.500	09/15/32	1,165,950
French Republic Government Bonds OAT
	1,760,000	1.250	05/25/34	1,638,093
	310,000	3.250	05/25/45	338,099
	210,000	2.000	05/25/48	181,113
	800,000	1.750	05/25/66	590,830
	1,030,000	4.500	04/25/41	1,316,957
Indonesia Government International Bonds (b)
	240,000	2.150	07/18/24	256,713
Ireland Government Bonds
	430,000	0.200	10/18/30	398,977
	920,000	0.350	10/18/32	823,224

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Euro – (continued)
Italy Buoni Poliennali Del Tesoro
EUR	5,400,000	0.010%		08/01/26	$5,415,654
	3,220,000	0.900		04/01/31	2,947,497
	1,130,000	3.250		03/01/38	1,134,592
	1,170,000	2.150		09/01/52	858,093
	100,000	2.800		03/01/67	81,499
	1,680,000	6.000		05/01/31	2,117,995
Kingdom of Belgium Government Bonds
	1,690,000	0.350		06/22/32	1,505,135
	250,000	2.150		06/22/66	206,824
Portugal Obrigacoes do Tesouro OT
	1,200,000	1.950		06/15/29	1,255,678
Region Wallonne Belgium
	1,300,000	2.875		01/14/38	1,315,227
Republic of Austria Government Bonds
	1,270,000	0.010		10/20/28	1,216,410
	280,000	2.100	(h)	09/20/17	233,739
	280,000	0.850	(i)	06/30/20	140,276
Romania Government Bonds
RON	1,375,000	6.700		02/25/32	301,298
Romania Government International Bonds
EUR	630,000	2.124		07/16/31	555,635
	70,000	2.000	(b)	01/28/32	60,109
	400,000	3.375	(b)	01/28/50	304,505
Spain Government Bonds
	3,430,000	2.550		10/31/32	3,572,271
	650,000	0.850		07/30/37	513,099
	870,000	1.250		10/31/30	847,668
	700,000	2.900		10/31/46	673,407
	1,110,000	3.450		07/30/66	1,115,170

					34,751,484

Indonesian Rupiah – 0.4%
Indonesia Treasury Bonds
IDR	29,050,000,000	6.625		02/15/34	1,815,810
	2,324,000,000	6.500		02/15/31	145,479
	7,391,000,000	6.375		04/15/32	457,771
	1,439,000,000	6.375		07/15/37	88,038

					2,507,098

Israeli Shekel – 0.2%
Israel Government Bonds
ILS	2,430,000	2.000		03/31/27	623,584
	2,500,000	1.300		04/30/32	541,777

					1,165,361

Japanese Yen – 12.9%
Japan Government Forty Year Bonds
JPY	712,600,000	1.000		03/20/62	3,626,361
Japan Government Ten Year Bonds
	2,015,900,000	0.100		06/20/30	13,069,925
	2,089,600,000	0.100		09/20/31	13,392,185
Japan Government Thirty Year Bonds
	721,900,000	1.400		09/20/52	4,431,545
Japan Government Twenty Year Bonds
	903,000,000	1.100		09/20/42	5,704,922

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Japanese Yen – (continued)
Japan Government Two Year Bonds
JPY	4,031,000,000	0.005%		07/01/24	$26,628,353
	780,250,000	0.005		09/01/24	5,154,093
	1,892,350,000	0.005		01/01/25	12,497,785

					84,505,169

Peruvian Nuevo Sol – 0.1%
Peru Government Bonds
PEN	1,550,000	5.940		02/12/29	414,382

Singapore Dollar – 0.1%
Singapore Government Bonds
SGD	1,320,000	3.375		09/01/33	999,661

South Korean Won – 0.5%
Korea Treasury Bonds
KRW	2,598,070,000	1.875		06/10/29	1,790,784
	2,641,660,000	1.375		12/10/29	1,757,847

					3,548,631

Thailand Baht – 0.1%
Thailand Government Bonds
THB	6,350,000	2.650		06/17/28	176,817
	3,240,000	3.350		06/17/33	94,676
	70,000	3.390		06/17/37	2,061
	6,710,000	2.875		12/17/28	188,569
	7,490,000	3.450		06/17/43	218,167

					680,290

United States Dollar – 1.2%
Chile Government International Bonds (a)
	$430,000	3.100		05/07/41	318,174
Export-Import Bank of Korea
	390,000	5.000		01/11/28	394,228
	330,000	5.125		01/11/33	336,105
Hungary Government International Bonds
	2,040,000	6.125		05/22/28	2,091,637
Korea Hydro & Nuclear Power Co. Ltd. (b)
	630,000	4.250		07/27/27	613,462
Mexico Government International Bonds (a)
	1,521,000	3.771		05/24/61	990,551
	360,000	3.750		04/19/71	229,837
Panama Government International Bonds (a)
	200,000	6.875		01/31/36	194,813
Peru Government International Bonds (a)
	10,000	2.780		12/01/60	5,772
	100,000	3.230	(j)	07/28/21	57,594
Philippines Government International Bonds
	470,000	3.700		03/01/41	388,191
Republic of Poland Government International Bonds (a)
	600,000	5.125		09/18/34	598,062
	650,000	5.500		03/18/54	645,157
Romania Government International Bonds (b)
	240,000	3.000		02/27/27	224,100
Saudi Government International Bonds
	830,000	4.875		07/18/33	825,591

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Uruguay Government International Bonds (a)
$90,000	4.375%	01/23/31	$88,116

			8,001,390

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $171,398,910)			$150,444,388

Asset-Backed Securities(a) – 13.0%

Automotive – 3.2%
Bank of America Auto Trust Series 2023-2A, Class A2(b)
$1,125,000	5.850%	08/17/26	$1,127,300
Ford Credit Auto Lease Trust Series 2024-A, Class A2A
3,525,000	5.240	07/15/26	3,518,967
Ford Credit Auto Owner Trust Series 2023-C, Class A2A
2,175,000	5.680	09/15/26	2,178,474
Ford Credit Auto Owner Trust Series 2024-1, Class A(b)
1,625,000	4.870	08/15/36	1,620,460
GM Financial Consumer Automobile Receivables Trust Series 2023-4, Class A2A
1,475,000	5.890	11/16/26	1,478,427
GMF Floorplan Owner Revolving Trust Series 2023-1, Class A1 (b)
1,500,000	5.340	06/15/28	1,507,079
Hyundai Auto Lease Securitization Trust Series 2024-A, Class A2A (b)
2,575,000	5.150	06/15/26	2,568,504
Mercedes-Benz Auto Receivables Trust Series 2023-2, Class A2
200,000	5.920	11/16/26	200,510
Nissan Auto Lease Trust Series 2024-A, Class A2A
3,400,000	5.110	10/15/26	3,390,253
Nissan Auto Receivables Owner Trust Series 2023-B, Class A3
425,000	5.930	03/15/28	431,132
Santander Drive Auto Receivables Trust Series 2023-6, Class A2
1,671,625	6.080	05/17/27	1,675,384
Santander Drive Auto Receivables Trust Series 2024-1, Class A2
1,425,000	5.710	02/16/27	1,425,615

			21,122,105

Collateralized Loan Obligations(b) – 5.5%
AGL CLO 3 Ltd. Series 2020-3A, Class A(c) (3 mo. USD Term SOFR + 1.562%)
2,100,000	6.876	01/15/33	2,101,113
Apidos CLO XXIII Ltd. Series 2015-23A, Class AR(c) (3 mo. USD Term SOFR + 1.482%)
2,100,000	6.796	04/15/33	2,100,966
ARES LXIV CLO Ltd. Series 2022-64A, Class A1(c) (3 mo. USD Term SOFR + 1.440%)
3,225,000	6.754	04/15/35	3,226,435
Carlyle U.S. CLO Ltd. Series 2024-2A, Class B(c) (-1X 3 mo.USD Term SOFR + 2.050%)
1,900,000	1.000	04/25/37	1,900,667
Elmwood CLO IV Ltd. Series 2020-1A, Class A(c) (3 mo. USD Term SOFR + 1.502%)
5,300,000	6.816	04/15/33	5,303,752
Helios Issuer LLC Series 2023-GRID1, Class 1A
170,925	5.750	12/20/50	172,608

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)

Collateralized Loan Obligations(b) – (continued)
Jamestown CLO XII Ltd. Series 2019-1A, Class A2BR(c) (3 mo. USD Term SOFR + 1.850%)
$1,650,000	7.183%	04/20/32	$1,650,290
JP Morgan Mortgage Trust Series 2023-HE3, Class A1(c) (1 mo. USD Term SOFR + 1.600%)
607,837	6.920	05/25/54	611,631
Mountain View CLO LLC Series 2016-1A, Class AR(c) (3 mo. USD Term SOFR + 1.622%)
1,800,000	6.936	04/14/33	1,799,563
Neuberger Berman Loan Advisers CLO 45 Ltd. Series 2021-45A, Class A (c) (3 mo. USD Term SOFR + 1.392%)
740,000	6.706	10/14/35	740,483
New Mountain CLO 1 Ltd. Series CLO-1A, Class AR(c) (3 mo. USD Term SOFR + 1.462%)
1,150,000	6.776	10/15/34	1,150,809
Oaktree CLO Ltd. Series 2021-1A, Class A1(c) (3 mo. USD Term SOFR + 1.422%)
5,000,000	6.736	07/15/34	4,996,740
OZLM XIV Ltd. Series 2015-14A, Class CRR(c) (3 mo. USD Term SOFR + 3.652%)
1,700,000	8.966	07/15/34	1,700,054
Venture 36 CLO Ltd. Series 2019-36A, Class D(c) (3 mo. USD Term SOFR + 4.412%)
900,000	9.729	04/20/32	893,183
Venture 39 CLO Ltd. Series 2020-39A, Class A1(c) (3 mo. USD Term SOFR + 1.542%)
3,475,000	6.856	04/15/33	3,475,052
Voya CLO Ltd. Series 2019-1A, Class AR(c) (3 mo. USD Term SOFR + 1.322%)
1,639,199	6.636	04/15/31	1,639,691
Voya CLO Ltd. Series 2019-2A, Class AR(c) (-1X 3 mo. USD Term SOFR + 1.200%)
2,625,000	1.000	07/20/32	2,625,467

			36,088,504

Credit Card – 1.4%
American Express Credit Account Master Trust Series 2022-2, Class A
1,975,000	3.390	05/15/27	1,934,136
Barclays Dryrock Issuance Trust Series 2023-1, Class A
1,500,000	4.720	02/15/29	1,489,803
Barclays Dryrock Issuance Trust Series 2023-2, Class A(c) (1 mo. USD Term SOFR + 0.900%)
2,600,000	6.219	08/15/28	2,617,496
Capital One Multi-Asset Execution Trust Series 2022-A2, Class A
2,000,000	3.490	05/15/27	1,960,430
Citibank Credit Card Issuance Trust Series 2023-A1, Class A1
1,275,000	5.230	12/08/27	1,275,895

			9,277,760

Student Loan(b)(c) – 2.9%
Apidos CLO XV Ltd. Series 2013-15A, Class A1RR (3 mo. USD Term SOFR + 1.272%)
1,978,419	6.589	04/20/31	1,979,088
Bain Capital Credit CLO Ltd. Series 2023-3A, Class A (3 mo. USD Term SOFR + 1.800%)
1,650,000	7.119	07/24/36	1,661,606

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)

Student Loan(b)(c) – (continued)
Balboa Bay Loan Funding Ltd. Series 2023-1A, Class AR (-1X 3 mo. USD Term SOFR + 1.420%)
	$2,975,000	1.000%	04/20/36	$2,975,533
ECMC Group Student Loan Trust Series 2017-1A, Class A (1 mo. USD Term SOFR + 1.314%)
	2,247,310	6.635	12/27/66	2,244,502
Navient Student Loan Trust Series 2017-2A, Class A (1 mo. USD Term SOFR + 1.164%)
	3,368,813	6.485	12/27/66	3,366,046
Palmer Square Loan Funding Ltd. Series 2022-3A, Class A1BR (3 mo. USD Term SOFR + 1.400%)
	1,500,000	6.721	04/15/31	1,499,987
PHEAA Student Loan Trust Series 2016-1A, Class A (1 mo. USD Term SOFR + 1.264%)
	924,429	6.585	09/25/65	925,776
Silver Point CLO 4 Ltd. Series 2024-4A, Class A1 (3 mo. USD Term SOFR + 1.630%)
	4,500,000	6.887	04/15/37	4,502,313

				19,154,851

TOTAL ASSET-BACKED SECURITIES (Cost $85,393,996)				$85,643,220

Agency Debentures – 0.2%

Sovereign – 0.2%
Federal Home Loan Mortgage Corp.
	$1,160,000	6.750%	03/15/31	$1,328,397
(Cost $1,358,020)

TOTAL AGENCY DEBENTURES (Cost $1,358,020)				$1,328,397

Structured Note(b)(c) – 0.2%

Banks – 0.2%
Republic of Indonesia (Issuer JPMorgan Chase Bank NA)
IDR	15,414,000,000	7.500%	06/17/35	$1,028,572
(Cost $1,109,363)

TOTAL STRUCTURED NOTES (Cost $1,109,363)				$1,028,572

U.S. Treasury Obligations – 1.4%
U.S. Treasury Bonds
	$5,400,000	2.250%	02/15/52 $	3,554,719
	4,880,000	2.875	05/15/52	3,695,075
U.S. Treasury Inflation-Indexed Bonds
	2,012,498	1.500	02/15/53	1,759,643

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,889,106)				$9,009,437

Shares	Description		Value

Exchange Traded Funds – 0.0%
3,755	Vanguard Intermediate- Term Corporate Bond ETF
			$302,315
(Cost $306,202)

Shares		Dividend Rate	Value

Investment Company(k) – 1.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
9,667,648		5.211%	$9,667,648
(Cost $9,667,648)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 97.7% (Cost $672,210,627)			$641,305,241

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(b)(l) – 4.0%

Commercial Paper(b)(l) – 4.0%
Bayer Corp.
$4,300,000	0.000%	07/15/24	$4,226,038
Duke Energy Corp.
8,200,000	0.000	04/19/24	8,172,366
Glencore Funding LLC
6,700,000	0.000	04/30/24	6,665,128
Oracle Corp.
3,700,000	0.000	04/15/24	3,689,995
VW Credit, Inc.
3,779,000	0.000	04/11/24	3,770,962

TOTAL SHORT-TERM INVESTMENTS (Cost $26,544,589)			$26,524,489

TOTAL INVESTMENTS – 101.7% (Cost $698,755,216)			$667,829,730

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%			(11,289,712)

NET ASSETS – 100.0%			$656,540,018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(d)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $6,212,041, which represents approximately 1% of the Fund’s net assets as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2024.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $32,675,225 which represents approximately 5.1% of net assets as of March 31, 2024.

(h)	Actual maturity date is September 20, 2117.

(i)	Actual maturity date is June 30, 2120.

(j)	Actual maturity date is July 28, 2121.

(k)	Represents an Affiliated Issuer.

(l)	Issued with a zero coupon. Income is recognized through the accretion of discount.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	CLP	430,362,182	USD	434,775	06/21/24	$3,563
	COP	5,327,435,968	USD	1,342,259	06/20/24	17,704
	EUR	1,651,000	SEK	18,923,349	06/20/24	13,223
	EUR	2,274,083	USD	2,449,920	05/08/24	7,221
	EUR	774,141	USD	837,038	06/20/24	890
	GBP	1,867,100	USD	2,348,810	04/10/24	7,878
	GBP	709,251	USD	893,000	06/20/24	2,563
	MXN	75,577,070	USD	4,443,039	06/20/24	45,381
	USD	3,123,664	BRL	15,594,737	04/02/24	14,957
	USD	899,497	BRL	4,489,835	04/15/24	5,666
	USD	882,406	BRL	4,412,473	05/03/24	5,512
	USD	6,444,107	CAD	8,679,580	05/02/24	33,384
	USD	3,762,809	CAD	5,074,981	06/20/24	11,818
	USD	6,318,306	CHF	5,512,925	06/20/24	150,264
	USD	889,000	CLP	855,662,500	06/21/24	17,480
	USD	8,961,574	CNH	64,317,841	06/20/24	71,911
	USD	37,497	CZK	871,945	06/20/24	316
	USD	82,428,745	EUR	76,196,899	05/08/24	98,202
	USD	4,718,053	EUR	4,301,461	06/20/24	62,169
	USD	20,967,717	GBP	16,490,520	04/10/24	153,079
	USD	3,221,215	GBP	2,521,290	06/20/24	37,613
	USD	901,762	HUF	328,149,842	06/20/24	6,853
	USD	4,064,132	IDR	64,294,574,301	06/12/24	21,669
	USD	1,204,684	ILS	4,385,790	05/22/24	9,236
	USD	5,357,000	INR	445,250,407	06/20/24	30,720
	USD	87,683,157	JPY	12,904,417,891	05/07/24	1,946,740
	USD	4,016,000	JPY	588,294,085	06/20/24	81,251
	USD	3,946,780	KRW	5,232,759,550	06/12/24	53,781
	USD	2,239,000	KRW	2,959,854,071	06/20/24	36,351
	USD	4,280,991	NOK	44,761,188	06/20/24	150,064
	USD	4,475,780	NZD	7,323,579	06/20/24	100,084
	USD	895,000	PLN	3,510,861	06/20/24	16,791
	USD	1,773,280	SEK	18,162,321	06/20/24	70,803
	USD	1,018,483	SGD	1,350,506	04/08/24	17,924
	USD	3,728,017	SGD	4,952,749	06/20/24	46,465
	USD	811,485	THB	28,548,157	06/20/24	23,813
	USD	1,790,743	ZAR	33,641,114	06/20/24	26,398

TOTAL						$3,399,737

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	11,256,869	USD	7,412,636	06/20/24	$(60,434)
	BRL	17,693,598	USD	3,545,835	04/02/24	(18,736)
	CAD	6,013,777	USD	4,458,000	06/20/24	(13,131)
	CHF	779,490	USD	895,000	06/20/24	(22,881)
	CLP	1,271,127,130	USD	1,341,405	06/21/24	(46,721)
	CNH	25,504,850	USD	3,561,000	06/20/24	(35,858)
	CZK	67,292,786	USD	2,905,684	06/20/24	(36,241)
	EUR	1,634,569	JPY	266,728,569	06/20/24	(14,737)
	EUR	3,763,362	USD	4,096,551	05/08/24	(30,249)
	EUR	6,373,377	USD	6,971,474	06/20/24	(72,955)
	GBP	2,775,439	USD	3,537,247	06/20/24	(32,732)
	INR	447,394,223	USD	5,385,051	06/20/24	(33,124)
	JPY	263,936,056	USD	1,789,830	05/07/24	(36,250)
	JPY	849,555,159	USD	5,811,929	06/20/24	(129,763)
	KRW	6,524,957,964	USD	4,941,698	06/20/24	(85,987)
	NOK	12,972,484	USD	1,253,695	06/20/24	(56,488)
	NZD	2,927,049	AUD	2,708,000	06/20/24	(19,823)
	NZD	680,288	USD	416,712	06/20/24	(10,253)
	PLN	13,372,098	USD	3,404,262	06/20/24	(59,356)
	SEK	18,553,088	EUR	1,634,000	06/20/24	(29,529)
	SEK	14,059,124	USD	1,379,291	06/20/24	(61,434)
	USD	417,592	BRL	2,098,861	04/02/24	(802)
	USD	3,952,984	CAD	5,356,016	06/20/24	(5,724)
	USD	1,255,557	CHF	1,128,104	06/20/24	(6,603)
	USD	751,973	CLP	739,678,198	06/21/24	(1,413)
	USD	408,227	COP	1,614,629,165	05/06/24	(6,919)
	USD	1,341,000	COP	5,312,665,400	06/20/24	(15,194)
	USD	1,165,820	EUR	1,083,899	05/08/24	(5,330)
	USD	1,787,000	GBP	1,418,952	06/20/24	(4,694)
	USD	893,000	HUF	329,292,678	06/20/24	(5,026)
	USD	1,792,000	INR	149,927,680	06/20/24	(1,501)
	USD	1,865,370	MXN	31,710,241	06/20/24	(17,859)
	USD	405,852	PEN	1,556,646	05/15/24	(12,239)
	USD	59,141	TRY	2,144,981	06/20/24	(1,207)

TOTAL						$(991,193)

FORWARD SALES CONTRACTS — At March 31, 2024, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage Association	4.500%	TBA - 30yr	04/11/24	$(13,000,000)	$(12,490,513)
Government National Mortgage Association	4.000	TBA - 30yr	04/18/24	(2,000,000)	(1,871,725)
Uniform Mortgage-Backed Security	4.500	TBA - 30yr	04/11/24	(9,000,000)	(8,570,039)
Uniform Mortgage-Backed Security	4.000	TBA - 30yr	04/11/24	(6,000,000)	(5,556,094)
Uniform Mortgage-Backed Security	2.000	TBA - 30yr	04/18/24	(9,000,000)	(7,120,318)

(PROCEEDS RECEIVED: $(35,888,008))					$(35,608,689)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.K. Long Gilt	66	06/26/24	$8,325,190	$202,315
10 Year U.S. Treasury Notes	147	06/18/24	16,287,141	69,773
20 Year U.S. Treasury Bonds	63	06/18/24	7,587,562	(19,898)
30 Year German Euro-Buxl	50	06/06/24	7,325,391	128,587
5 Year German Euro-Bund	95	06/06/24	13,670,215	106,444
5 Year U.S. Treasury Notes	608	06/28/24	65,065,500	60,350
Australian 10 Year Government Bonds	56	06/17/24	4,254,131	(82)
Australian 3 Year Government Bonds	77	06/17/24	5,364,638	(2,179)
Canada 10 Year Government Bonds	179	06/19/24	15,902,595	102,677
Euro BTP	18	06/06/24	2,311,091	39,005
Euro-Bobl	43	06/06/24	5,485,682	16,170
French 10 Year Government Bonds	77	06/06/24	10,647,267	64,677
Ultra Long U.S. Treasury Bonds	97	06/18/24	12,513,000	210,222

Total				$978,061

Short position contracts:
2 Year German Euro-Schatz	(122)	06/06/24	(13,912,201)	(1,704)
2 Year U.S. Treasury Notes	(71)	06/28/24	(14,518,391)	21,472
Ultra 10-Year U.S. Treasury Note(156)		06/18/24	(17,879,063)	(174,723)

Total				$(154,955)

TOTAL FUTURES CONTRACTS				$823,106

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)

3M KLIBOR	3.271	BofA Securities LLC	12/21/31	MYR1,540	$(12,073)	$ —	$(12,073)
3M KLIBOR	3.735	Citibank NA	07/14/32	1,950	(3,035)	—	(3,035)
3M KLIBOR	3.750	Citibank NA	12/21/32	3,450	(5,937)	(42,082)	36,145
3M KLIBOR	3.680	MS & Co. Int. PLC	07/12/32	1,940	(4,699)	—	(4,699)

TOTAL					$(25,744)	$(42,082)	$ 16,338

(a)	Payments made quarterly.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M EURO(a)	3.883%(a)	06/12/24	EUR	155,544	(b)	$ (2,937)	$—	$ (2,937)
6M EURO(c)	1.750(d)	09/21/24		2,880	(b)	(7,096)	(3,995)	(3,101)

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID Average(e)	12.060%(e)	01/02/25	BRL	9,890		$(685)	$160,150	$(160,835)
1M BID Average(e)	12.063(e)	01/02/25		11,420	(b)	20,463	184,193	(163,730)
10.950%(e)	1M BID Average(e)	01/02/25		530		2,754	(7,273)	10,027
13.300(e)	1M BID Average(e)	01/02/25		7,340	(b)	(38,465)	(155,555)	117,090
1M BID Average(e)	10.850(e)	01/02/26		38,810	(b)	27,885	10,539	17,346
9.750(e)	1M BID Average(e)	01/02/26		1,510		1,334	1,351	(17)
6M EURO(a)	2.250(a)	02/17/26	EUR	15,860		(42,980)	(4,148)	(38,832)
3.750(a)	12M SOFR(a)	02/18/26		$13,600		47,561	(1,394)	48,955
3M AUDOR(c)	3.750(c)	02/21/26	AUD	33,370	(b)	5,084	(9,206)	14,290
3.750(f)	6M CDOR(f)	02/21/26	CAD	23,520	(b)	5,933	(3,261)	9,194
3.750(c)	3M AUDOR(c)	02/28/26	AUD	32,300	(b)	(6,255)	22,492	(28,747)
3M NZDOR(c)	4.500(f)	02/28/26	NZD	29,080	(b)	25,814	(26,281)	52,095
6M EURO(d)	2.820(d)	03/19/26	EUR	17,290	(b)	(1,933)	(8,564)	6,631
Mexico Interbank TIIE 28 Days(e)	9.250(e)	06/17/26	MXN	150,770	(b)	(31,725)	(6,757)	(24,968)
3M CNRR(c)	2.000(c)	06/19/26	CNY	96,520	(b)	20,910	19,485	1,425
6M EURO(d)	3.000(d)	06/19/26	EUR	11,400	(b)	61,673	64,500	(2,827)
3M KWCDC(c)	3.250(c)	06/19/26	KRW	10,860,110	(b)	(11,717)	(13,675)	1,958
3M STIBOR(c)	3.250(d)	06/19/26	SEK	605,570	(b)	241,096	376,873	(135,777)
4.000(c)	3M AUDOR(c)	06/19/26	AUD	37,540	(b)	(70,639)	(68,599)	(2,040)
6M CDOR(f)	4.250(f)	06/19/26	CAD	43,410	(b)	151,021	176,481	(25,460)
6M NIBOR(f)	4.500(d)	06/19/26	NOK	428,440	(b)	181,365	315,310	(133,945)
1.000(d)	6M CHFOR(d)	06/19/26	CHF	73,710	(b)	(7,143)	36,394	(43,537)
5.000(d)	6M WIBOR(f)	06/19/26	PLN	11,740	(b)	13,254	11,429	1,825
12M SOFR(d)	4.000(d)	06/20/26		$2,290	(b)	(15,361)	(17,719)	2,358
4.250(d)	12M SOFR(d)	06/28/26		6,672	(b)	11,259	17,229	(5,970)
4.000(f)	6M CDOR(f)	06/28/26	CAD	3,482	(b)	(993)	2,800	(3,793)
3.000(d)	6M EURO(f)	06/28/26	EUR	1,530	(b)	(1,854)	875	(2,729)
3M AUDOR(c)	3.750(c)	06/29/26	AUD	740	(b)	(813)	(1,789)	976
11.230(e)	1M BID Average(e)	01/04/27	BRL	740	(b)	(797)	1,326	(2,123)
10.286(e)	1M BID Average(e)	01/04/27		8,240	(b)	3,623	—	3,623
13.030(e)	1M BID Average(e)	01/04/27		2,379	(b)	(27,578)	—	(27,578)
1M BID Average(e)	8.495(e)	01/04/27		2,060	(b)	(35,084)	(34,057)	(1,027)
12M SOFR(d)	3.350(d)	10/06/27		$66,060	(b)	(375,043)	(29,423)	(345,620)
6M EURO(f)	3.000(d)	10/20/27	EUR	15,010	(b)	182,727	(290,379)	473,106
12M SOFR(d)	3.730(d)	11/28/27		$6,440	(b)	10,505	26,406	(15,901)
6M EURO(d)	2.673(d)	04/22/28	EUR	27,720	(b)	378,047	103,605	274,442
2.852(d)	3M EURO(c)	04/22/28		27,720	(b)	(398,520)	(88,873)	(309,647)
3.000(d)	6M EURO(f)	06/19/28		1,580	(b)	(22,368)	(15,181)	(7,187)
3.975(d)	12M SOFR(d)	08/31/28		$42,720	(b)	(4,067)	(10,931)	6,864
12M SOFR(d)	3.696(d)	09/22/28		56,690	(b)	135,029	(120,467)	255,496
11.500(e)	1M BID Average(e)	01/02/29	BRL	8,710	(b)	(47,222)	(32,503)	(14,719)
6M EURO(d)	2.470(d)	04/12/29	EUR	11,980	(b)	43,719	(4,565)	48,284
8.500(e)	Mexico Interbank TIIE 28 Days(e)	06/13/29	MXN	67,200	(b)	29,445	227	29,218
3M CNRR(c)	2.000(c)	06/19/29	CNY	446,940	(b)	(306,273)	(373,002)	66,729
6M THOR(c)	2.250(c)	06/19/29	THB	108,370	(b)	11,445	1,659	9,786
6M GBP(d)	3.750(d)	06/19/29	GBP	2,490	(b)	4,796	(9,316)	14,112

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M NIBOR(f)	4.000%(d)	06/19/29	NOK	136,900	(b)	$111,726	$103,763	$7,963
3M AUDOR(f)	4.250(f)	06/19/29	AUD	5,580	(b)	46,569	39,197	7,372
3.500%(f)	6M CDOR(f)	06/19/29	CAD	11,900	(b)	(20,062)	(75,448)	55,386
1.250(d)	6M CHFOR(d)	06/19/29	CHF	6,170	(b)	(73,949)	(68,242)	(5,707)
3.000(d)	6M EURO(f)	06/19/29	EUR	3,460	(b)	(71,549)	(50,718)	(20,831)
0.500(d)	6M JYOR(d)	06/19/29	JPY	8,571,000	(b)	132,036	96,986	35,050
12M SOFR(d)	3.750(d)	06/20/29		$16,450	(b)	(110,444)	(137,668)	27,224
6M GBP(d)	3.750(d)	06/19/31	GBP	1,660	(b)	16,445	6,705	9,740
3.000(d)	6M EURO(f)	06/19/31	EUR	970	(b)	(30,708)	(22,478)	(8,230)
2.680(d)	12M SOFR(d)	07/28/32		$14,780	(b)	542,557	209,644	332,913
3.750(d)	6M GBP(d)	06/19/33	GBP	3,400	(b)	(45,539)	(11,018)	(34,521)
1.250(d)	12M JYOR(d)	08/03/33	JPY	1,110,000	(b)	(49,667)	(60,364)	10,697
12M SOFR(d)	4.306(d)	10/05/33		$13,130	(b)	330,754	(84,778)	415,532
6M EURO(f)	3.000(d)	11/10/33	EUR	18,900	(b)	459,703	138,701	321,002
12M SOFR(d)	3.849(d)	11/15/33		$14,330	(b)	50,210	13,605	36,605
6M EURO(d)	2.370(d)	01/19/34	EUR	21,760	(b)	154,325	(19,742)	174,067
2.535(d)	6M EURO(f)	01/19/34		21,760	(b)	(190,226)	21,838	(212,064)
6M CHFOR(d)	1.250(d)	06/19/34	CHF	4,770	(b)	52,900	29,568	23,332
6M EURO(d)	3.000(d)	06/19/34	EUR	2,050	(b)	118,683	105,787	12,896
6M EURO(f)	3.000(d)	06/19/34		9,700	(b)	416,685	329,527	87,158
3M KWCDC(c)	3.250(c)	06/19/34	KRW	8,223,970	(b)	1,534	(30,993)	32,527
6M CDOR(f)	3.500(f)	06/19/34	CAD	1,380	(b)	4,835	5,236	(401)
2.750(d)	3M STIBOR(c)	06/19/34	SEK	22,830	(b)	(24,882)	(45,785)	20,903
3M AUDOR(f)	4.500(f)	06/19/34	AUD	3,520	(b)	52,594	38,738	13,856
3M NZDOR(c)	4.500(f)	06/19/34	NZD	1,030	(b)	8,037	3,161	4,876
6M WIBOR(f)	4.750(d)	06/19/34	PLN	6,720	(b)	(24,611)	(11,614)	(12,997)
1.000(d)	6M JYOR(d)	06/19/34	JPY	556,000	(b)	(43,225)	(44,125)	900
4.000(d)	6M NIBOR(f)	06/19/34	NOK	10,320	(b)	(27,339)	(23,042)	(4,297)
3M JIBAR(c)	9.750(c)	06/19/34	ZAR	7,570	(b)	(2,996)	5,802	(8,798)
3.750(d)	12M SOFR(d)	06/20/34		$970	(b)	2,447	2,807	(360)
3.240(d)	12M SOFR(d)	10/06/35		15,170	(b)	499,882	(188,029)	687,911
3.750(d)	6M GBP(d)	06/19/36	GBP	1,410	(b)	(17,037)	(1,865)	(15,172)
3.781(d)	12M SOFR(d)	09/22/36		$12,780	(b)	(111,204)	189,730	(300,934)
12M SOFR(d)	2.910(d)	07/28/37		37,860	(b)	(1,103,305)	(527,965)	(575,340)
6M EURO(f)	2.152(d)	08/09/37	EUR	18,040	(b)	(363,220)	(782,565)	419,345
12M SOFR(d)	3.391(d)	05/10/38		$44,120	(b)	(603,279)	(463,954)	(139,325)
6M JYOR(d)	1.500(d)	08/03/38	JPY	1,203,000	(b)	(50,562)	(90,952)	40,390
6M EURO(f)	3.000(d)	01/25/39	EUR	9,230	(b)	125,720	31,029	94,691
1.451(d)	6M EURO(f)	08/10/42		46,140	(b)	1,621,182	1,384,505	236,677
2.500(d)	6M EURO(f)	01/25/44		22,060	(b)	(165,047)	(25,289)	(139,758)
6M GBP(d)	3.750(d)	06/19/44	GBP	990	(b)	7,315	1,231	6,084
3.000(d)	6M EURO(f)	06/19/44	EUR	340	(b)	(28,102)	(21,474)	(6,628)
2.080(d)	12M SOFR(d)	07/28/47		$37,570	(b)	1,064,084	587,457	476,627
6M EURO(f)	1.051(d)	08/11/47	EUR	27,020	(b)	(767,897)	(613,250)	(154,647)
6M EURO(f)	2.000(d)	01/25/49		13,160	(b)	66,899	(2,534)	69,433
2.564(d)	12M SOFR(d)	05/11/53		$37,550	(b)	779,631	391,336	388,295
2.000(d)	6M EURO(f)	05/17/53	EUR	4,460	(b)	(8,842)	(1,540)	(7,302)
2.500(d)	6M EURO(f)	11/10/53		10,160	(b)	(530,825)	(353,980)	(176,845)
3.613(d)	12M SOFR(d)	11/15/53		$8,550	(b)	(193,437)	(64,302)	(129,135)
3.512(d)	12M SOFR(d)	11/29/53		2,190	(b)	(35,034)	(42,864)	7,830
6M GBP(d)	3.750(d)	06/19/54	GBP	1,460	(b)	28,495	7,270	21,225
2.750(d)	6M EURO(f)	06/19/54	EUR	3,660	(b)	(374,608)	(288,316)	(86,292)

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M GBP(d)	3.000%(d)	12/21/62	GBP	470(b)	$(77,898)	$3,670	$(81,568)

TOTAL					$1,708,948	$(211,190)	$1,920,138

(a)	Payments made at maturity.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.
(c)	Payments made quarterly.
(d)	Payments made annually.
(e)Payments	made monthly.
(f)Payments	made semi-annually.

OVER-THE-COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CMBX.NA.BBB.17	3.000%	4.968%	JPMorgan Securities, Inc.	12/15/56	$3,400	$(407,549)	$(437,886)	$30,337
CMBX.NA.AAA.16	0.500	0.714	MS & Co. Int. PLC	04/17/65	4,500	(62,110)	(85,963)	23,853

TOTAL						$(469,659)	$(523,849)	$54,190

(a)	Payments made monthly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
BASF SE, 1.750%, 3/11/25	(1.000)%	0.361%	06/20/29	EUR	1,079	$(36,706)	$(33,870)	$(2,836)
Continental AG, 0.375%, 6/27/25	(1.000)	0.789	06/20/29		1,442	(16,357)	(14,828)	(1,529)
Next Group PLC, 3.625%, 5/18/28	(1.000)	0.508	06/20/29		920	(24,083)	(22,013)	(2,070)
Protection Sold:
Alstom SA, 0.250%, 10/15/26	1.000	1.764	06/20/29		1,139	(43,427)	(48,809)	5,382
CDX.NA.IG Index 39	1.000	0.364	12/20/27		$34,218	757,396	667,381	90,015
CDX.NA.IG Index 40	1.000	0.403	06/20/28		8,143	189,701	111,528	78,173
CDX.NA.IG Index 41	1.000	0.461	12/20/28		4,508	104,721	49,214	55,507
Glencore Finance Europe Ltd., 1.750%, 3/17/25	5.000	1.079	12/20/28	EUR	926	172,710	157,469	15,241
Republic of Indonesia, 2.150%, 7/28/2031	1.000	0.732	06/20/29		$1,740	22,265	21,026	1,239

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Republic of Peru, 8.75%, 1/21/2033	1.000%	0.662%	06/20/29		$740	$11,907	$11,968	$(61)
Republic of Peru, 8.75%, 1/21/2033	1.000	0.600	12/20/28		410	7,214	2,964	4,250
Stellantis NV, 2.000%, 3/20/25	5.000	0.910	12/20/28	EUR	886	172,972	161,155	11,817
Unibail-Rodamco-Westfield SE, 1.375%, 03/09/26	1.000	0.189	06/20/24		1,200	2,829	906	1,923
United Mexican States, 4.150%, 03/28/27	1.000	0.921	06/20/29		$1,560	6,266	5,179	1,087

TOTAL						$1,327,408	$1,069,270	$258,138

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2024, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
3M IRS	Barclays Bank PLC	4.550%	04/22/2024	33,480,000	$33,480,000	$106,086	$89,335	$16,751
3M IRS	UBS AG (London)	4.520	04/30/2024	16,890,000	16,890,000	56,142	45,033	11,109

Total purchased option contracts				50,370,000	$50,370,000	$162,228	$134,368	$27,860

Written option contracts
Calls
1M IRS	BofA Securities LLC	2.682	04/15/2024	(3,740,000)	(3,740,000)	(45,364)	(28,753)	(16,611)
1M IRS	BofA Securities LLC	2.651	04/22/2024	(3,770,000)	(3,770,000)	(41,872)	(27,701)	(14,171)
2M IRS	Citibank NA	2.600	04/08/2024	(3,740,000)	(3,740,000)	(18,456)	(31,853)	13,397
2M IRS	Citibank NA	3.896	04/22/2024	(4,000,000)	(4,000,000)	(41,580)	(36,100)	(5,480)
2M IRS	Citibank NA	2.577	04/29/2024	(3,760,000)	(3,760,000)	(29,753)	(28,040)	(1,713)
1M IRS	Deutsche Bank AG (London)	3.805	04/29/2024	(4,070,000)	(4,070,000)	(328)	(32,763)	32,435
2M IRS	MS & Co. Int. PLC	3.718	04/08/2024	(3,980,000)	(3,980,000)	(4,695)	(39,402)	34,707
2M IRS	MS & Co. Int. PLC	3.902	04/15/2024	(3,980,000)	(3,980,000)	(37,710)	(36,814)	(896)

				(31,040,000)	$(31,040,000)	$(219,758)	$(261,426)	$41,668

Puts
3M IRS	Barclays Bank PLC	4.723	04/22/2024	(33,480,000)	(33,480,000)	(47,860)	(55,834)	7,974
3M IRS	Barclays Bank PLC	4.896	04/22/2024	(33,480,000)	(33,480,000)	(11,874)	(33,500)	21,626
1M IRS	BofA Securities LLC	2.682	04/15/2024	(3,740,000)	(3,740,000)	(6,476)	(28,753)	22,277
1M IRS	BofA Securities LLC	2.651	04/22/2024	(3,770,000)	(3,770,000)	(12,535)	(27,701)	15,166
2M IRS	Citibank NA	2.600	04/08/2024	(3,740,000)	(3,740,000)	(9,614)	(31,853)	22,239
2M IRS	Citibank NA	3.896	04/22/2024	(4,000,000)	(4,000,000)	(18,905)	(36,100)	17,195

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

2M IRS	Citibank NA	2.577%	04/29/2024	(3,760,000)	$(3,760,000)	$(25,312)	$(28,040)	$2,728
1M IRS	Deutsche Bank AG (London)	3.805	04/29/2024	(4,070,000)	(4,070,000)	(328)	(32,763)	32,435
2M IRS	MS & Co. Int. PLC	3.718	04/08/2024	(3,980,000)	(3,980,000)	(42,788)	(39,402)	(3,386)
2M IRS	MS & Co. Int. PLC	3.902	04/15/2024	(3,980,000)	(3,980,000)	(14,431)	(36,815)	22,384
3M IRS	UBS AG (London)	4.860	04/30/2024	(16,890,000)	(16,890,000)	(9,333)	(17,157)	7,824
3M IRS	UBS AG (London)	4.690	04/30/2024	(16,890,000)	(16,890,000)	(28,084)	(27,878)	(206)

				(131,780,000)	$(131,780,000)	$(227,540)	$(395,796)	$168,256

Total written option contracts				(162,820,000)	$(162,820,000)	$(447,298)	$(657,222)	$209,924

TOTAL				(112,450,000)	$(112,450,000)	$(285,070)	$(522,854)	$237,784

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesia Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysia Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru Nuevo Sol
PLN	—Polish Zloty
RON	—Romania New Leu
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thailand Baht
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
EURIBOR	—Euro Interbank Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
REMICS	—Real Estate Mortgage Investment Conduits
SOFR	—Secured Overnight Financing Rate
STACR	—Structured Agency Credit Risk

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
2M IRS	—2 Months Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
BofA Securities LLC	—Bank of America Securities LLC
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CMBX	—Commercial Mortgage Backed Securities Index
CNRR	—China Fixing Repo Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Financing Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 74.2%

Advertising(a)(b) – 0.2%
Clear Channel Outdoor Holdings, Inc.
$230,000	7.875%	04/01/30	$ 228,613

Aerospace & Defense – 0.6%
Boeing Co. (a)
90,000	5.150	05/01/30	87,098
25,000	3.250	02/01/35	19,695
90,000	5.805	05/01/50	85,121
Howmet Aerospace, Inc.
180,000	5.950	02/01/37	186,496
TransDigm, Inc. (a)
30,000	4.625	01/15/29	27,847
220,000	4.875	05/01/29	204,481

			610,738

Agriculture – 0.2%
MHP Lux SA
200,000	6.950	04/03/26	168,625

Airlines(b) – 0.4%
Allegiant Travel Co. (a)
110,000	7.250	08/15/27	109,307
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
280,000	5.750	04/20/29	275,436

			384,743

Automotive – 2.0%
Dealer Tire LLC/DT Issuer LLC (a)(b)
575,000	8.000	02/01/28	573,499
Ford Motor Co.
185,000	4.750	01/15/43	153,260
Ford Motor Credit Co. LLC (a)
235,000	4.950	05/28/27	229,336
General Motors Co. (a)
135,000	6.125	10/01/25	136,170
General Motors Financial Co., Inc. (a)
365,000	5.650	01/17/29	369,537
Hyundai Capital America (a)(b)
370,000	6.200	09/21/30	386,384
Phinia, Inc. (a)(b)
105,000	6.750	04/15/29	106,022

			1,954,208

Banks – 16.0%
Banco do Brasil SA (a)(c) (10 yr. CMT + 4.398%)
400,000	6.250	10/15/24	399,844
Banco Mercantil del Norte SA (a)(c) (10 yr. CMT + 5.353%)
400,000	7.625	01/10/28	397,500
Banco Santander SA
600,000	2.749	12/03/30	495,480
400,000	6.921	08/08/33	418,292
Bank of America Corp. (a)(c)
(3 mo. USD Term SOFR + 1.252%)
345,000	2.496	02/13/31	296,914
(3 mo. USD Term SOFR + 1.332%)
285,000	3.970	03/05/29	272,471
(3 mo. USD Term SOFR + 1.572%)
340,000	4.271	07/23/29	327,763

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 1.220%)
$415,000	2.651%		03/11/32	$350,372
(Secured Overnight Financing Rate + 1.530%)
470,000	1.898		07/23/31	385,856
(Secured Overnight Financing Rate + 1.630%)
150,000	5.202		04/25/29	150,158
(Secured Overnight Financing Rate + 2.150%)
515,000	2.592		04/29/31	443,997
Bank of New York Mellon Corp. (a)(c) (Secured Overnight Financing Rate + 1.755%)
15,000	4.596		07/26/30	14,737
Barclays PLC (a)
250,000	4.337		01/10/28	241,175
(Secured Overnight Financing Rate + 2.714%)
225,000	2.852	(c)	05/07/26	218,117
BBVA Bancomer SA (a)(c) (5 yr. CMT + 2.650%)
200,000	5.125		01/18/33	185,188
BNP Paribas SA (a)(b)(c) (Secured Overnight Financing Rate + 1.004%)
200,000	1.323		01/13/27	185,926
Citigroup, Inc.
635,000	4.125		07/25/28	608,501
(Secured Overnight Financing Rate + 1.422%)
370,000	2.976	(a)(c)	11/05/30	328,601
Fifth Third Bancorp (a)(c) (Secured Overnight Financing Rate + 2.127%)
350,000	4.772		07/28/30	336,990
Freedom Mortgage Corp. (a)(b)
275,000	7.625		05/01/26	274,219
HSBC Holdings PLC (a)(c) (Secured Overnight Financing Rate + 1.538%)
200,000	1.645		04/18/26	191,628
Itau Unibanco Holding SA (a)(c) (5 yr. CMT + 3.981%)
200,000	7.721		06/12/24	199,500
JPMorgan Chase & Co. (a)(c)
(3 mo. USD Term SOFR + 1.207%)
285,000	3.509		01/23/29	269,556
(3 mo. USD Term SOFR + 2.515%)
335,000	2.956		05/13/31	293,175
(3 mo. USD Term SOFR + 3.125%)
2,220,000	4.600		02/01/25	2,187,921
M&T Bank Corp. (a)(c) (Secured Overnight Financing Rate + 1.850%)
475,000	5.053		01/27/34	441,636
Macquarie Bank Ltd. (a)(b)(c) (5 yr. CMT + 1.700%)
635,000	3.052		03/03/36	526,040
Morgan Stanley (a)(c)
(3 mo. USD Term SOFR + 1.890%)
280,000	4.431		01/23/30	270,992
(Secured Overnight Financing Rate + 1.034%)
405,000	1.794		02/13/32	323,798
(Secured Overnight Financing Rate + 1.143%)
750,000	2.699		01/22/31	655,462
(Secured Overnight Financing Rate + 1.590%)
125,000	5.164		04/20/29	124,921
(Secured Overnight Financing Rate + 1.610%)
150,000	4.210		04/20/28	145,754

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
PNC Financial Services Group, Inc. (a)(c) (5 yr. CMT + 3.238%)
$510,000	6.200%		09/15/27	$508,618
Popular, Inc. (a)
78,000	7.250		03/13/28	79,841
Truist Financial Corp. (a)(c)
(10 yr. CMT + 4.349%)
561,000	5.100		03/01/30	522,218
(Secured Overnight Financing Rate + 2.050%)
25,000	6.047		06/08/27	25,335
UBS Group AG
250,000	4.550		04/17/26	246,020
(1 yr. CMT + 1.100%)
435,000	2.746	(a)(b)(c)	02/11/33	355,286
(5 yr. CMT + 3.098%)
353,000	3.875	(a)(b)(c)	06/02/26	321,191
(5 yr. CMT + 4.745%)
200,000	9.250	(a)(b)(c)	11/13/28	216,520
Wells Fargo & Co.
230,000	4.300		07/22/27	224,004
95,000	4.150	(a)	01/24/29	91,549
(5 yr. CMT + 3.606%)
400,000	7.625	(a)(c)	09/15/28	427,284
(Secured Overnight Financing Rate + 2.100%)
390,000	4.897	(a)(c)	07/25/33	375,543
Yapi ve Kredi Bankasi AS (a)(b)(c) (5 yr. CMT + 5.278%)
200,000	9.250		01/17/34	205,500

				15,561,393

Beverages(a) – 0.9%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
390,000	4.700		02/01/36	378,538
Constellation Brands, Inc.
100,000	3.150		08/01/29	91,221
Keurig Dr Pepper, Inc.
421,000	3.200		05/01/30	379,708

				849,467

Biotechnology(a) – 0.5%
Amgen, Inc.
115,000	5.250		03/02/30	116,815
375,000	5.250		03/02/33	378,187

				495,002

Building Materials(a) – 1.4%
Carrier Global Corp.
410,000	2.722		02/15/30	362,633
Cornerstone Building Brands, Inc. (b)
255,000	6.125		01/15/29	227,529
CP Atlas Buyer, Inc. (b)
305,000	7.000		12/01/28	285,605
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
270,000	4.900		12/01/32	265,510
Standard Industries, Inc. (b)
230,000	4.375		07/15/30	206,551

				1,347,828

	Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Chemicals(a)(b) – 2.0%
ASP Unifrax Holdings, Inc.
	$50,000	5.250%	09/30/28	$32,269
Avient Corp.
	180,000	7.125	08/01/30	184,756
Axalta Coating Systems LLC
	325,000	3.375	02/15/29	291,158
Chemours Co.
	315,000	4.625	11/15/29	271,854
Ingevity Corp.
	190,000	3.875	11/01/28	171,650
International Flavors & Fragrances, Inc.
	540,000	2.300	11/01/30	448,783
Minerals Technologies, Inc.
	325,000	5.000	07/01/28	311,496
WR Grace Holdings LLC
	230,000	5.625	08/15/29	205,880

				1,917,846

Coal(a) – 0.0%
Teck Resources Ltd.
	25,000	3.900	07/15/30	23,055

Commercial Services – 1.9%
Adani Ports & Special Economic Zone Ltd. (a)
	350,000	4.000	07/30/27	320,906
Alarm.com Holdings, Inc. (d)
	15,000	0.000	01/15/26	13,733
APi Group DE, Inc. (a)(b)
	365,000	4.125	07/15/29	328,872
	50,000	4.750	10/15/29	46,012
APX Group, Inc. (a)(b)
	305,000	5.750	07/15/29	293,215
CoStar Group, Inc. (a)(b)
	75,000	2.800	07/15/30	64,084
Garda World Security Corp. (a)(b)
	75,000	7.750	02/15/28	76,931
Quanta Services, Inc. (a)
	61,000	2.900	10/01/30	53,347
Verisure Midholding AB (a)
EUR	380,000	5.250	02/15/29	395,614
VT Topco, Inc. (a)(b)
	$205,000	8.500	08/15/30	216,320
Wand NewCo 3, Inc. (a)(b)
	5,000	7.625	01/30/32	5,174

				1,814,208

Computers(a) – 0.8%
Dell International LLC/EMC Corp.
	71,000	6.020	06/15/26	71,934
	270,000	5.300	10/01/29	273,262
KBR, Inc. (b)
	110,000	4.750	09/30/28	101,515
McAfee Corp. (b)
	250,000	7.375	02/15/30	230,657
Virtusa Corp. (b)
	95,000	7.125	12/15/28	85,648

				763,016

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Distribution & Wholesale(a)(b) – 0.2%
BCPE Empire Holdings, Inc.
$195,000	7.625%	05/01/27	$190,378

Diversified Financial Services(a) – 4.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
175,000	6.500	07/15/25	176,797
AG Issuer LLC (b)
350,000	6.250	03/01/28	342,041
AG TTMT Escrow Issuer LLC (b)
45,000	8.625	09/30/27	46,574
Air Lease Corp.
75,000	2.875	01/15/26	71,759
245,000	3.750	06/01/26	236,347
Ally Financial, Inc. (c) (7 yr. CMT + 3.481%)
295,000	4.700	05/15/28	233,799
Aviation Capital Group LLC (b)
75,000	1.950	01/30/26	69,995
Avolon Holdings Funding Ltd. (b)
75,000	2.875	02/15/25	73,001
50,000	4.250	04/15/26	48,301
Global Aircraft Leasing Co. Ltd. (b)(e) (PIK 7.250%, Cash 6.500%)
77,284	6.500	09/15/24	73,326
Macquarie Airfinance Holdings Ltd. (b)
25,000	6.400	03/26/29	25,383
155,000	8.125	03/30/29	163,877
Midcap Financial Issuer Trust (b)
200,000	6.500	05/01/28	184,486
Nationstar Mortgage Holdings, Inc. (b)
200,000	5.500	08/15/28	191,232
Navient Corp.
300,000	5.500	03/15/29	278,844
205,000	9.375	07/25/30	219,233
NFP Corp. (b)
540,000	6.875	08/15/28	546,853
OneMain Finance Corp.
250,000	4.000	09/15/30	214,022
Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc. (b)
160,000	6.375	02/01/27	152,622
StoneX Group, Inc. (b)
130,000	7.875	03/01/31	131,853
United Wholesale Mortgage LLC (b)
265,000	5.500	11/15/25	262,628
210,000	5.500	04/15/29	198,729
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (b)
460,000	7.875	05/01/27	389,510

			4,331,212

Electrical(a) – 1.6%
AES Panama Generation Holdings SRL
392,838	4.375	05/31/30	341,358
American Electric Power Co., Inc.
325,000	2.300	03/01/30	276,536
NextEra Energy Operating Partners LP (b)
165,000	7.250	01/15/29	169,011
Pacific Gas & Electric Co.
25,000	2.100	08/01/27	22,513
355,000	2.500	02/01/31	295,484

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical(a) – (continued)
Pike Corp. (b)
	$445,000	5.500%		09/01/28	$425,554
Vistra Operations Co. LLC (b)
	60,000	4.300		07/15/29	56,316

					1,586,772

Electronics(a)(b) – 0.4%
Imola Merger Corp.
	375,000	4.750		05/15/29	351,660

Engineering & Construction(a) – 1.2%
Aeropuerto Internacional de Tocumen SA (b)
	210,000	4.000		08/11/41	154,514
Arcosa, Inc. (b)
	190,000	4.375		04/15/29	175,376
Global Infrastructure Solutions, Inc. (b)
	280,000	5.625		06/01/29	257,107
	85,000	7.500		04/15/32	83,123
IHS Netherlands Holdco BV
	200,000	8.000		09/18/27	191,250
Mexico City Airport Trust
	400,000	5.500		10/31/46	337,875

					1,199,245

Entertainment(a)(b) – 0.6%
Cinemark USA, Inc.
	311,000	5.250		07/15/28	294,467
SeaWorld Parks & Entertainment, Inc.
	290,000	5.250		08/15/29	273,502

					567,969

Environmental(a)(b) – 0.9%
GFL Environmental, Inc.
	340,000	4.000		08/01/28	313,439
Waste Pro USA, Inc.
	535,000	5.500		02/15/26	527,114

					840,553

Food & Drug Retailing – 0.7%
H-Food Holdings LLC/Hearthside Finance Co., Inc. (a)(b)
	230,000	8.500		06/01/26	16,100
Kraft Heinz Foods Co.
	155,000	6.875		01/26/39	175,149
	351,000	5.500	(a)	06/01/50	346,865
U.S. Foods, Inc. (a)(b)
	205,000	4.625		06/01/30	189,924

					728,038

Hand/Machine Tools(a)(b) – 0.1%
Regal Rexnord Corp.
	105,000	6.300		02/15/30	107,552

Healthcare Providers & Services(a) – 1.9%
CAB SELAS (b)
EUR	150,000	3.375		02/01/28	146,449
Chrome Holdco SAS (b)
	100,000	5.000		05/31/29	77,123

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services(a) – (continued)
DaVita, Inc. (b)
$305,000	3.750%	02/15/31	$255,184
LifePoint Health, Inc. (b)
335,000	5.375	01/15/29	275,306
140,000	11.000	10/15/30	149,655
Medline Borrower LP (b)
400,000	3.875	04/01/29	364,100
275,000	5.250	10/01/29	259,933
Tenet Healthcare Corp.
145,000	6.125	10/01/28	144,469
155,000	6.125	06/15/30	154,828

			1,827,047

Home Builders(a) – 0.6%
KB Home
185,000	7.250	07/15/30	191,532
LGI Homes, Inc. (b)
435,000	4.000	07/15/29	380,099

			571,631

Housewares(a) – 0.2%
Scotts Miracle-Gro Co.

250,000	4.000	04/01/31	215,367

Insurance(a) – 2.0%
Acrisure LLC/Acrisure Finance, Inc. (b)
50,000	10.125	08/01/26	51,963
70,000	8.250	02/01/29	70,370
200,000	4.250	02/15/29	180,602
445,000	6.000	08/01/29	408,274
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (b)
180,000	6.750	10/15/27	177,088
American International Group, Inc.
305,000	3.400	06/30/30	279,060
AssuredPartners, Inc. (b)
110,000	5.625	01/15/29	101,320
BroadStreet Partners, Inc. (b)
460,000	5.875	04/15/29	425,808
Equitable Holdings, Inc.
60,000	4.350	04/20/28	58,145
HUB International Ltd. (b)
115,000	7.375	01/31/32	115,891
USI, Inc. (b)
90,000	7.500	01/15/32	90,098

			1,958,619

Internet(a) – 1.2%
ANGI Group LLC (b)
194,000	3.875	08/15/28	168,379
Expedia Group, Inc.
72,000	4.625	08/01/27	70,658
326,000	2.950	03/15/31	284,161
Match Group Holdings II LLC (b)
145,000	5.625	02/15/29	140,902
110,000	3.625	10/01/31	93,492
Meta Platforms, Inc.
80,000	5.750	05/15/63	85,833

	Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Internet(a) – (continued)
Prosus NV (b)
EUR	120,000	2.031%	08/03/32	$103,533
United Group BV (b)
	175,000	4.625	08/15/28	180,171

				1,127,129

Investment Companies(a)(b) – 0.2%
JAB Holdings BV

	$250,000	2.200	11/23/30	199,595

Iron/Steel(a) – 0.2%
Metinvest BV

	200,000	8.500	04/23/26	160,000

Leisure Time(a)(b) – 0.7%
Carnival Corp.
	60,000	7.000	08/15/29	62,645
MajorDrive Holdings IV LLC
	315,000	6.375	06/01/29	294,878
Royal Caribbean Cruises Ltd.
	65,000	6.250	03/15/32	65,503
TUI Cruises GmbH
EUR	235,000	6.500	05/15/26	255,809

				678,835

Lodging(a) – 0.8%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. (b)
	$350,000	5.000	06/01/29	326,567
Marriott International, Inc.
	75,000	5.000	10/15/27	74,813
	185,000	4.900	04/15/29	183,646
	58,000	4.875	05/15/29	57,436
Marriott Ownership Resorts, Inc. (b)
	95,000	4.500	06/15/29	86,845

				729,307

Machinery - Construction & Mining(a)(b) – 0.2%
Vertiv Group Corp.
	255,000	4.125	11/15/28	237,255

Machinery-Diversified(a) – 1.6%
Husky III Holding Ltd. (b)(e) (PIK 13.750%, Cash 13.000%)
	45,000	13.000	02/15/25	45,024
Husky Injection Molding Systems Ltd./Titan Co.-Borrower LLC (b)
	225,000	9.000	02/15/29	232,704
Otis Worldwide Corp.
	245,000	2.565	02/15/30	215,480
Titan Acquisition Ltd./Titan Co.-Borrower LLC (b)
	615,000	7.750	04/15/26	614,514
TK Elevator Holdco GmbH (b)
	428,000	7.625	07/15/28	419,068

				1,526,790

Media – 3.3%
Altice Financing SA (a)(b)
	200,000	5.000	01/15/28	164,458

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
AMC Networks, Inc. (a)(b)
	$80,000	10.250%	01/15/29	$80,581
CCO Holdings LLC/CCO Holdings Capital Corp. (a)(b)
	575,000	4.750	02/01/32	469,844
Charter Communications Operating LLC/Charter Communications Operating Capital (a)
	170,000	3.750	02/15/28	157,721
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. (a)(b)
	370,000	5.875	08/15/27	350,068
DISH DBS Corp. (a)(b)
	110,000	5.250	12/01/26	86,756
DISH Network Corp. (a)(b)
	170,000	11.750	11/15/27	173,653
iHeartCommunications, Inc. (a)
	290,000	8.375	05/01/27	161,544
Sinclair Television Group, Inc. (a)(b)
	170,000	5.125	02/15/27	155,761
Sirius XM Radio, Inc. (b)
	635,000	3.875	09/01/31	529,241
Townsquare Media, Inc. (a)(b)
	325,000	6.875	02/01/26	317,070
Urban One, Inc. (a)(b)
	346,000	7.375	02/01/28	294,584
Ziggo Bond Co. BV (a)(b)
EUR	300,000	3.375	02/28/30	275,903

				3,217,184

Miscellaneous Manufacturing – 0.4%
General Electric Co.
	$95,000	5.875	01/14/38	101,030
Hillenbrand, Inc. (a)
	84,000	6.250	02/15/29	84,656
	235,000	3.750	03/01/31	203,519

				389,205

Oil & Gas(a)(b) – 0.3%
CNX Resources Corp.
	75,000	7.250	03/01/32	76,310
Matador Resources Co.
	110,000	6.500	04/15/32	110,192
Permian Resources Operating LLC
	83,000	5.875	07/01/29	81,622

				268,124

Oil Field Services – 3.6%
Cenovus Energy, Inc.
	11,000	6.750	11/15/39	12,132
Civitas Resources, Inc. (a)(b)
	205,000	5.000	10/15/26	200,457
	55,000	8.375	07/01/28	57,857
Ecopetrol SA (a)
	240,000	6.875	04/29/30	232,678
Kodiak Gas Services LLC (a)(b)
	148,000	7.250	02/15/29	150,871
Marathon Petroleum Corp. (a)
	50,000	3.800	04/01/28	47,971

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Matador Resources Co. (a)(b)
$230,000	6.875%		04/15/28	$235,463
MEG Energy Corp. (a)(b)
215,000	5.875		02/01/29	211,453
Nabors Industries, Inc. (a)(b)
295,000	7.375		05/15/27	294,463
Noble Finance II LLC (a)(b)
130,000	8.000		04/15/30	135,424
Occidental Petroleum Corp. (a)
200,000	5.550		03/15/26	200,794
Permian Resources Operating LLC (a)(b)
79,000	7.000		01/15/32	81,897
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. (a)(b)
170,000	7.875		11/01/28	175,678
Southwestern Energy Co. (a)
180,000	4.750		02/01/32	165,715
TechnipFMC PLC (a)(b)
375,000	6.500		02/01/26	373,748
Transocean Poseidon Ltd. (a)(b)
74,250	6.875		02/01/27	74,381
Transocean Titan Financing Ltd. (a)(b)
70,000	8.375		02/01/28	72,850
Transocean, Inc. (a)(b)
440,000	11.500		01/30/27	458,682
27,900	8.750		02/15/30	29,094
USA Compression Partners LP/USA Compression Finance Corp. (a)
133,000	6.875		04/01/26	133,000
165,000	7.125	(b)	03/15/29	166,869

				3,511,477

Packaging(a)(b) – 0.3%
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC
350,000	6.000		09/15/28	333,711

Pharmaceuticals(a)(b) – 0.5%
AdaptHealth LLC
220,000	6.125		08/01/28	206,571
95,000	4.625		08/01/29	81,676
65,000	5.125		03/01/30	56,692
Bausch Health Cos., Inc.
206,000	6.125		02/01/27	128,501

				473,440

Pipelines(a) – 6.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp. (b)
155,000	6.625		02/01/32	155,662
Cheniere Energy Partners LP
40,000	5.950		06/30/33	40,876
CNX Midstream Partners LP (b)
145,000	4.750		04/15/30	129,109
Columbia Pipelines Operating Co. LLC (b)
345,000	6.036		11/15/33	357,617
CQP Holdco LP/BIP-V Chinook Holdco LLC (b)
685,000	5.500		06/15/31	647,085

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Pipelines(a) – (continued)
Energy Transfer LP
$385,000	5.250%	04/15/29	$385,778
EnLink Midstream Partners LP (c) (3 mo. USD Term SOFR + 4.372%)
192,000	9.701	04/29/24	187,812
Global Partners LP/GLP Finance Corp.
440,000	6.875	01/15/29	437,215
Howard Midstream Energy Partners LLC (b)
315,000	6.750	01/15/27	314,181
120,000	8.875	07/15/28	126,836
Kinetik Holdings LP (b)
265,000	5.875	06/15/30	259,159
MPLX LP
105,000	4.000	03/15/28	101,103
365,000	2.650	08/15/30	314,097
NuStar Logistics LP
285,000	6.375	10/01/30	287,605
ONEOK, Inc.
275,000	6.350	01/15/31	290,887
Plains All American Pipeline LP/PAA Finance Corp.
400,000	3.800	09/15/30	366,760
Prairie Acquiror LP (b)
255,000	9.000	08/01/29	263,140
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (b)
391,000	12.000	10/15/26	394,804
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b)
140,000	7.375	02/15/29	140,799
75,000	6.000	12/31/30	71,219
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
395,000	4.875	02/01/31	378,931
197,000	4.000	01/15/32	177,257
Venture Global LNG, Inc. (b)
315,000	8.125	06/01/28	321,376
30,000	9.500	02/01/29	32,341

			6,181,649

Real Estate Investment Trust(a) – 0.7%
Agree LP
25,000	2.900	10/01/30	21,535
Prologis LP
25,000	1.750	07/01/30	20,805
Realty Income Corp.
60,000	4.000	07/15/29	57,043
355,000	2.850	12/15/32	295,417
Regency Centers LP
60,000	2.950	09/15/29	53,676
Trust Fibra Uno
200,000	4.869	01/15/30	177,687
WP Carey, Inc.
60,000	3.850	07/15/29	55,996
25,000	2.400	02/01/31	20,775

			702,934

Retailing(a) – 2.9%
Asbury Automotive Group, Inc. (b)
220,000	4.625	11/15/29	203,544

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Retailing(a) – (continued)
	$55,000	5.000%	02/15/32	$49,824
Foundation Building Materials, Inc. (b)
	270,000	6.000	03/01/29	248,470
Group 1 Automotive, Inc. (b)
	110,000	4.000	08/15/28	101,379
GYP Holdings III Corp. (b)
	180,000	4.625	05/01/29	167,553
Ken Garff Automotive LLC (b)
	290,000	4.875	09/15/28	268,337
LCM Investments Holdings II LLC (b)
	410,000	4.875	05/01/29	376,774
Penske Automotive Group, Inc.
	290,000	3.750	06/15/29	259,933
Sonic Automotive, Inc. (b)
	185,000	4.625	11/15/29	166,115
	75,000	4.875	11/15/31	65,609
Specialty Building Products Holdings LLC/SBP Finance Corp. (b)
	330,000	6.375	09/30/26	327,475
SRS Distribution, Inc. (b)
	155,000	6.125	07/01/29	158,105
	205,000	6.000	12/01/29	209,325
Tractor Supply Co.
	75,000	1.750	11/01/30	60,771
Yum! Brands, Inc. (b)
	135,000	4.750	01/15/30	128,076

				2,791,290

Semiconductors(a) – 1.7%
Broadcom, Inc. (b)
	372,000	3.469	04/15/34	318,960
	594,000	3.137	11/15/35	480,160
	645,000	3.187	11/15/36	512,730
NXP BV/NXP Funding LLC/NXP USA, Inc.
	360,000	3.400	05/01/30	326,581

				1,638,431

Software(a) – 2.7%
AthenaHealth Group, Inc. (b)
	225,000	6.500	02/15/30	206,019
Castle U.S. Holding Corp. (b)
	362,000	9.500	02/15/28	179,918
Clarivate Science Holdings Corp. (b)
	365,000	3.875	07/01/28	337,723
	310,000	4.875	07/01/29	286,778
Elastic NV (b)
	245,000	4.125	07/15/29	220,316
Oracle Corp.
	415,000	2.875	03/25/31	360,934
	580,000	6.250	11/09/32	620,867
TeamSystem SpA (b)
EUR	435,000	3.500	02/15/28	448,735

				2,661,290

Telecommunication Services – 3.2%
Altice France SA (a)(b)
	330,000	2.125	02/15/25	318,638

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
AT&T, Inc. (a)
$365,000	2.750%		06/01/31	$314,316
135,000	4.900		08/15/37	128,015
315,000	5.150		11/15/46	297,732
395,000	3.650		06/01/51	289,519
420,000	3.500		09/15/53	296,717
Bharti Airtel Ltd. (a)(b)
360,000	3.250		06/03/31	316,238
Cisco Systems, Inc. (a)
43,000	5.050		02/26/34	43,559
Frontier Communications Holdings LLC (a)(b)
125,000	5.000		05/01/28	116,040
Hughes Satellite Systems Corp.
130,000	6.625		08/01/26	76,612
Sprint Capital Corp.
325,000	8.750		03/15/32	393,773
T-Mobile USA, Inc. (a)
190,000	2.050		02/15/28	170,229
402,000	3.875		04/15/30	376,827

				3,138,215

Telecommunications(a) – 0.4%
AT&T, Inc.
482,000	2.550		12/01/33	386,429

Transportation – 1.1%
Cargo Aircraft Management, Inc. (a)(b)
120,000	4.750		02/01/28	108,443
MV24 Capital BV
483,816	6.748		06/01/34	453,887
Rand Parent LLC (a)(b)
240,000	8.500		02/15/30	237,458
RXO, Inc. (a)(b)
170,000	7.500		11/15/27	174,536
XPO, Inc. (a)(b)
110,000	7.125		02/01/32	113,220

				1,087,544

TOTAL CORPORATE OBLIGATIONS (Cost $71,720,197)				$72,034,619

Mortgage-Backed Obligations – 12.9%

Collateralized Mortgage Obligations(a) – 0.9%
Interest Only(f) – 0.3%
Government National Mortgage Association REMICS Series 2018-124, Class SN (-1X 1 mo. USD Term SOFR + 6.086%)
$134,890	0.757	%(c)	09/20/48	$13,669
Government National Mortgage Association REMICS Series 2020-7, Class GI
60,009	4.000		01/20/50	11,168

Government National Mortgage Association REMICS Series 2020-21, Class SA (-1X 1 mo. USD Term SOFR + 5.936%)
172,320	0.607	(c)	02/20/50	17,710

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(f) – (continued)
Government National Mortgage Association REMICS Series 2020-146, Class KI
$584,823	2.500%	10/20/50	$80,588
Government National Mortgage Association REMICS Series 2019-153, Class EI
335,232	4.000	12/20/49	65,626
Government National Mortgage Association REMICS Series 2020-55, Class AS (-1X 1 mo. USD Term SOFR + 5.936%)
253,621	0.607 (c)	04/20/50	26,335
Government National Mortgage Association REMICS Series 2020-61, Class GI
137,458	5.000	05/20/50	29,818

			244,914

Sequential Floating Rate(b)(c) – 0.6%
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA3, Class M2 (1 mo. USD Term SOFR + 2.000%)
100,000	7.420	10/25/33	101,746
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA1, Class M2 (1 mo. USD Term SOFR + 1.800%)
26,630	7.120	01/25/51	26,829
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA4, Class M1A (1 mo. USD Term SOFR + 2.000%)
110,639	7.520	05/25/42	112,509
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA2, Class M1B (1 mo. USD Term SOFR + 4.000%)
100,000	9.320	07/25/42	106,255
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R08, Class 1M2 (1 mo. USD Term SOFR + 3.600%)
30,000	8.920	07/25/42	31,646
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M2 (1 mo. USD Term SOFR + 3.000%)
85,000	8.320	04/25/42	87,598
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2B1 (1 mo. USD Term SOFR + 4.500%)
95,000	9.820	04/25/42	100,496
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (1 mo. USD Term SOFR + 3.100%)
25,000	8.421	06/25/43	26,217

			593,296

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			838,210

Federal Agencies(g) – 12.0%
Government National Mortgage Association – 8.0%
$5,000,000	4.500%	TBA-30yr	$4,804,044
1,000,000	5.500	TBA-30yr	999,411
1,000,000	5.000	TBA-30yr	982,961

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
	$1,000,000	7.000%	TBA-30yr	$1,021,523

				7,807,939

Uniform Mortgage-Backed Security – 4.0%
	1,000,000	2.500	TBA-30yr	826,602
	1,000,000	6.000	TBA-30yr	1,009,492
	2,000,000	5.500	TBA-30yr	2,014,450

				3,850,544

TOTAL FEDERAL AGENCIES				$11,658,483

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $12,444,392)				$12,496,693

Asset-Backed Securities(a)(b)(c) – 4.6%

Collateralized Loan Obligations – 4.6%
Bain Capital Credit CLO Ltd. Series 2019-1A, Class DR (3 mo. USD Term SOFR + 3.712%)
	$175,000	9.021%	04/19/34	$175,054
CIFC Funding Ltd. Series 2022-6A, Class B1 (3 mo. USD Term SOFR + 3.100%)
	600,000	8.414	07/16/35	605,210
Madison Park Funding XXI Ltd. Series 2016-21A, Class C1RR (3 mo. USD Term SOFR + 3.512%)
	600,000	8.826	10/15/32	600,073
Neuberger Berman Loan Advisers CLO 31 Ltd. Series 2019-31A, Class DR (3 mo. USD Term SOFR + 3.512%)
	600,000	8.829	04/20/31	600,017
Rad CLO 22 Ltd. Series 2023-22A, Class B (3 mo. USD Term SOFR + 2.670%)
	350,000	8.042	01/20/37	349,957
Rockford Tower CLO Ltd. Series 2023-1A, Class C (3 mo. USD Term SOFR + 3.200%)
	300,000	8.551	01/20/36	299,890
RRX 7 Ltd. Series 2022-7A, Class A1 (3 mo. USD Term SOFR + 1.360%)
	1,000,000	6.677	07/15/35	1,000,082
THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR (3 mo. USD Term SOFR + 3.982%)
	600,000	9.280	04/18/36	585,277
Tikehau U.S. CLO I Ltd. Series 2021-1A, Class E (3 mo. USD Term SOFR + 7.172%)
	300,000	12.470	01/18/35	279,996

				4,495,556

TOTAL ASSET-BACKED SECURITIES (Cost $4,493,680)				$4,495,556

Sovereign Debt Obligations – 4.6%

Euro – 1.3%
Benin Government International Bonds (b)
EUR	260,000	4.875%	01/19/32	$236,322

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Euro – (continued)
Egypt Government International Bonds
EUR	200,000	4.750%		04/16/26	$202,959
Indonesia Government International Bonds
	100,000	1.100		03/12/33	85,566
Ivory Coast Government International Bonds (b)
	500,000	4.875		01/30/32	464,580
Romania Government International Bonds
	290,000	2.875		03/11/29	288,521
	30,000	2.625	(b)	12/02/40	22,100

					1,300,048

United States Dollar – 3.3%
Abu Dhabi Government International Bonds (b)
	$200,000	3.875		04/16/50	159,900
Argentina Republic Government International Bonds (a)
	13,920	1.000		07/09/29	7,421
	455,900	0.750	(h)	07/09/30	236,641
Dominican Republic International Bonds (b)
	240,000	4.875		09/23/32	215,175
Ecuador Government International Bonds (b)
	46,400	2.500	(h)	07/31/40	22,481
	34,036	0.000	(d)	07/31/30	16,780
	40,000	6.000	(h)	07/31/30	27,080
Egypt Government International Bonds (b)
	200,000	8.875		05/29/50	164,438
Mexico Government International Bonds (a)
	603,000	3.500		02/12/34	502,751
Morocco Government International Bonds (b)
	310,000	3.000		12/15/32	249,162
National Bank of Uzbekistan
	260,000	4.850		10/21/25	250,250
Peru Government International Bonds (a)
	400,000	2.783		01/23/31	343,625
Republic of Uzbekistan International Bonds (b)
	200,000	3.700		11/25/30	166,750
Turkiye Government International Bonds
	200,000	6.125		10/24/28	195,562
	200,000	7.625		04/26/29	204,125
	200,000	6.500		09/20/33	187,500
Ukraine Government International Bonds
	200,000	7.750		09/01/26	71,500
	200,000	7.750		09/01/28	66,400
	190,000	7.750		09/01/25	70,775

					3,158,316

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $5,731,628)					$4,458,364

Bank Loans(c)(i) – 4.3%

Aerospace & Defense – 0.3%
ADS Tactical, Inc. (1 mo. USD Term SOFR + 5.750%)
	$249,184	11.195%		03/19/26	$249,600

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(c)(i) – (continued)

Automotive – 0.4%
First Brands Group LLC
(3 mo. USD Term SOFR + 8.500%)
	$250,000	14.074%	03/30/28	$246,875
(3 mo. USD Term SOFR + 5.000%)
	128,897	10.574	03/30/27	128,961

				375,836

Building & Construction – 0.2%
Energize HoldCo LLC
(1 mo. USD Term SOFR + 3.750%)
	171,938	9.192	12/08/28	171,355
(1 mo. USD Term SOFR + 6.750%)
	75,000	12.192	12/07/29	71,625

				242,980

Building Materials – 0.6%
Chamberlain Group, Inc. (1 mo. USD Term SOFR + 3.250%)
	342,125	8.680	11/03/28	341,399
Icebox Holdco III, Inc.
(3 mo. USD Term SOFR + 3.500%)
	171,649	9.071	12/22/28	171,577
(3 mo. USD Term SOFR + 6.750%)
	50,000	12.321	12/21/29	48,250

				561,226

Capital Goods - Others – 0.3%
Engineered Machinery Holdings, Inc.
(3 mo. EUR EURIBOR + 3.750%)
EUR	73,125	7.652	05/21/28	77,964
(3 mo. USD Term SOFR + 3.750%)
	$185,346	9.321	05/19/28	184,536

				262,500

Diversified Financial Services – 0.4%
DRW Holdings LLC (1 mo. USD Term SOFR + 3.750%)
	363,750	9.195	03/01/28	363,295

Entertainment – 0.3%
Arcis Golf LLC (1 mo. USD Term SOFR + 3.750%)
	172,375	9.192	11/24/28	172,663
Cinemark USA, Inc. ((1 mo. USD Term SOFR + 3.750%)-(3 mo. USD Term SOFR + 3.750%))
	148,875	9.052–9.077	05/24/30	149,341

				322,004

Machinery – 0.0%
Clark Equipment Co. (3 mo. USD Term SOFR + 2.500%)
	21,621	7.902	04/20/29	21,632

Media - Cable – 0.1%
DirecTV Financing LLC (1 mo. USD Term SOFR + 5.000%)
	84,542	10.445	08/02/27	84,577

Media - Non Cable – 0.1%
Entercom Media Corp.
(3 mo. USD Term SOFR + 6.114%)
	8,445	11.445	08/19/24	8,424

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(c)(i) – (continued)

Media - Non Cable – (continued)
$225,000	0.000%	11/18/24	$129,038

			137,462

Metals & Mining – 0.2%
Grinding Media, Inc. (3 mo. USD Term SOFR + 4.000%)
195,000	9.591	10/12/28	194,025

Packaging – 0.4%
LABL, Inc. (1 mo. USD Term SOFR + 5.000%)
147,000	10.427	10/29/28	143,776
Pretium Packaging LLC (3 mo. USD Term SOFR + 5.000%)
277,334	10.306	10/02/28	280,224

			424,000

Retailers – 0.2%
TruGreen LP (3 mo. USD Term SOFR + 8.500%)
210,000	14.074	11/02/28	162,750

Technology – 0.2%
Syndigo LLC (1 mo. USD Term SOFR + 4.500%)
218,250	9.945	12/15/27	217,159

Technology - Software – 0.6%
DCert Buyer, Inc. (1 mo. USD Term SOFR + 7.000%)
325,000	12.330	02/19/29	291,788
Isolved, Inc. (1 mo. USD Term SOFR + 4.000%)
50,000	9.327	10/14/30	50,219
Loyalty Ventures, Inc. (3 mo. U.S. (Fed) Prime Rate + 5.500%)
196,262	14.000 (j)	11/03/27	1,718
Virtusa Corp. (1 mo. USD Term SOFR + 3.750%)
191,834	9.192	02/11/28	192,122

			535,847

TOTAL BANK LOANS (Cost $4,489,337)			$4,154,893

Shares	Description		Value

Common Stocks(j) – 0.4%

Communications Equipment – 0.1%
4,216	Intelsat SA		$109,616

Media – 0.1%
45,301	iHeartMedia, Inc. Class A		94,679

Oil, Gas & Consumable Fuels – 0.2%
6,420	Summit Midstream Partners LP		180,209

TOTAL COMMON STOCKS (Cost $477,724)			$384,504

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 1.6%

U.S. Treasury Notes
$1,070,000	4.125%	03/31/29	$1,065,713

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)

$540,000	4.125%	03/31/31	$537,202

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,602,797)			$1,602,915

Shares		Dividend Rate	Value

Investment Company(k) – 7.7%

Goldman Sachs Financial Square Government Fund — Institutional Shares
7,515,504		5.211%	$7,515,504
(Cost $7,515,504)

TOTAL INVESTMENTS – 110.3% (Cost $108,475,259)			$107,143,048

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.3)%			(10,017,226)

NET ASSETS – 100.0%			$97,125,822

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Pay-in-kind securities.

(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $11,658,483 which represents approximately 12.0% of net assets as of March 31, 2024.

(h)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2024.

(i)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2024. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(j)	Security is currently in default and/or non-income producing.

(k)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	CAD	1,527	USD	1,127	06/20/24	$ 1
	USD	122	CHF	107	06/20/24	3
	USD	3,519,160	EUR	3,255,759	05/08/24	1,321
	USD	4,361	NZD	7,122	06/20/24	106
	USD	916	SEK	9,394	06/20/24	36

TOTAL						$1,467

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	GBP	813	USD	1,036	06/20/24	$ (9)
	JPY	1,485,644	USD	10,092	06/20/24	(155)
	USD	143,952	EUR	133,591	05/08/24	(392)

TOTAL						$(556)

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At March 31, 2024, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Uniform Mortgage-Backed Security	4.500%	TBA - 30yr	04/01/24	$(5,000,000)	$(4,761,133)
Uniform Mortgage-Backed Security	5.000	TBA - 30yr	04/01/24	(4,000,000)	(3,904,062)
Uniform Mortgage-Backed Security	4.000	TBA - 30yr	04/01/24	(1,000,000)	(926,016)
Uniform Mortgage-Backed Security	7.000	TBA - 30yr	05/01/24	(1,000,000)	(1,029,368)

(PROCEEDS RECEIVED: $(10,641,289))					$(10,620,579)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	12	06/18/24	$1,329,563	$5,750
2 Year U.S. Treasury Notes	62	06/28/24	12,678,031	(3,639)
5 Year U.S. Treasury Notes	67	06/28/24	7,170,047	7,258

Total				$9,369

Short position contracts:
20 Year U.S. Treasury Bonds	(5)	06/18/24	(602,187)	(4,494)
Ultra 10-Year U.S. Treasury Note	(23)	06/18/24	(2,636,016)	(17,380)
Ultra Long U.S. Treasury Bonds	(19)	06/18/24	(2,451,000)	(25,408)

Total				$(47,282)

TOTAL FUTURES CONTRACTS				$(37,913)

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M CDOR(a)	4.250%	06/19/26	CAD	1,490	$5,184	$6,250	$ (1,066)
3.000%(c)	6M EURO	06/19/27	EUR	650	(4,734)	(2,836)	(1,898)
3.000(c)	6M EURO	06/19/28		100	(1,416)	(961)	(455)
3.000(c)	6M EURO	06/19/29		910	(18,818)	(13,339)	(5,479)
3.000(c)	6M EURO	06/19/31		720	(22,794)	(16,685)	(6,109)
3.000(c)	6M EURO	06/19/34		430	(18,472)	(17,287)	(1,185)

TOTAL					$(61,050)	$(44,858)	$(16,192)

(a)	Payments made semi-annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.
(c)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 34	5.000%	1.181%	06/20/25	$ 45	$2,095	$(431)	$2,526
CDX.NA.IG Index 33	1.000	0.084	12/20/24	1,950	13,556	6,408	7,148
CDX.NA.IG Index 41	1.000	0.461	12/20/28	4,990	115,978	83,769	32,209

TOTAL					$131,629	$89,746	$41,883

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Currency Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURIBOR	—Euro Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PIK	—Payment in kind
PLC	—Public Limited Company
REMICS	—Real Estate Mortgage Investment Conduits
SOFR	—Secured Overnight Financing Rate
STACR	—Structured Agency Credit Risk

Abbreviations:
CDOR	—Canadian Dollar Offered Rate
CDX.NA.HY Index 34	—CDX North America High Yield Index 34
CDX.NA.IG Ind 33	—CDX North America Investment Grade Index 33
CDX.NA.IG Ind 41	—CDX North America Investment Grade Index 41
EURO	—Euro Offered Rate

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 78.2%

Collateralized Mortgage Obligations – 11.1%
Interest Only(a) – 1.3%
Federal Home Loan Mortgage Corp. REMICS Series 4468, Class SY (-1X 1 mo. USD Term SOFR + 5.986%)
$3,564,606	0.667	%(b)	05/15/45	$335,956
Federal Home Loan Mortgage Corp. REMICS Series 5012, Class DI
1,720,715	4.000		09/25/50	352,849
Federal Home Loan Mortgage Corp. REMICS Series 5020, Class IH
585,723	3.000		08/25/50	97,309
Federal National Mortgage Association REMICS Series 2011-100, Class S (-1X 1 mo. USD Term SOFR + 6.336%)
2,097,616	1.015	(b)	10/25/41	194,895
Federal National Mortgage Association REMICS Series 2012-88, Class SB (1 mo. USD Term SOFR + 6.556%)
2,008,048	1.235	(b)	07/25/42	168,092
Federal National Mortgage Association REMICS Series 2017-104, Class SB (1 mo. USD Term SOFR + 6.036%)
837,132	0.715	(b)	01/25/48	87,189
Federal National Mortgage Association REMICS Series 2020-60, Class NI
1,598,035	4.000		09/25/50	327,692
Government National Mortgage Association REMICS Series 2010-35, Class DS (-1X 1 mo. USD Term SOFR + 5.566%)
2,694,944	0.237	(b)(c)	03/20/40	192,346
Government National Mortgage Association REMICS Series 2013-103, Class DS (-1X 1 mo. USD Term SOFR + 6.036%)
3,358,131	0.707	(b)(c)	07/20/43	280,382
Government National Mortgage Association REMICS Series 2013-117, Class PS (-1X 1 mo. USD Term SOFR + 6.036%)
3,848,039	0.707	(b)(c)	04/20/43	225,572
Government National Mortgage Association REMICS Series 2014-11, Class NI
940,238	4.500	(c)	12/16/42	45,556
Government National Mortgage Association REMICS Series 2014-132, Class SL (-1X 1 mo. USD Term SOFR + 5.986%)
3,655,985	0.657	(b)(c)	10/20/43	152,949
Government National Mortgage Association REMICS Series 2015-168, Class SD (-1X 1 mo. USD Term SOFR + 6.086%)
6,737,384	0.757	(b)(c)	11/20/45	657,636
Government National Mortgage Association REMICS Series 2014-180, Class PI
2,568,008	4.000	(c)	08/20/44	343,196
Government National Mortgage Association REMICS Series 2015-133, Class SA (-1X 1 mo. USD Term SOFR + 5.586%)
1,199,459	0.257	(b)(c)	09/20/45	86,805
Government National Mortgage Association REMICS Series 2015-133, Class SB (-1X 1 mo. USD Term SOFR + 5.586%)
1,542,254	0.257	(b)(c)	09/20/45	112,299

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
Government National Mortgage Association REMICS Series 2015-129, Class IC
$931,756	4.500	%(c)	09/16/45	$168,295
Government National Mortgage Association REMICS Series 2015-111, Class SM (-1X 1 mo. USD Term SOFR + 6.086%)
3,295,734	0.757	(b)(c)	08/20/45	331,157
Government National Mortgage Association REMICS Series 2015-144, Class QS (-1X 1 mo. USD Term SOFR + 5.586%)
3,948,886	0.257	(b)(c)	10/20/45	266,024
Government National Mortgage Association REMICS Series 2015-126, Class LS (-1X 1 mo. USD Term SOFR + 6.086%)
2,124,850	0.757	(b)(c)	09/20/45	202,982
Government National Mortgage Association REMICS Series 2016-6, Class S (-1X 1 mo. USD Term SOFR + 5.536%)
5,009,923	0.207	(b)(c)	01/20/46	329,104
Government National Mortgage Association REMICS Series 2017-112, Class SJ (-1X 1 mo. USD Term SOFR + 5.546%)
958,528	0.217	(b)(c)	07/20/47	77,539
Government National Mortgage Association REMICS Series 2018-7, Class DS (-1X 1 mo. USD Term SOFR + 5.586%)
1,076,431	0.257	(b)(c)	01/20/48	90,051
Government National Mortgage Association REMICS Series 2018-67, Class PS (-1X 1 mo. USD Term SOFR + 6.086%)
1,590,265	0.757	(b)(c)	05/20/48	156,764
Government National Mortgage Association REMICS Series 2018-124, Class SN (-1X 1 mo. USD Term SOFR + 6.086%)
1,407,944	0.757	(b)(c)	09/20/48	142,672
Government National Mortgage Association REMICS Series 2018-122, Class HS (-1X 1 mo. USD Term SOFR + 6.086%)
686,475	0.757	(b)(c)	09/20/48	70,699
Government National Mortgage Association REMICS Series 2018-139, Class SQ (-1X 1 mo. USD Term SOFR + 6.036%)
962,650	0.707	(b)(c)	10/20/48	92,682
Government National Mortgage Association REMICS Series 2019-6, Class SA (-1X 1 mo. USD Term SOFR + 5.936%)
372,128	0.607	(b)(c)	01/20/49	35,020
Government National Mortgage Association REMICS Series 2019-1, Class SN (-1X 1 mo. USD Term SOFR + 5.936%)
1,068,320	0.607	(b)(c)	01/20/49	99,092
Government National Mortgage Association REMICS Series 2019-78, Class SE (-1X 1 mo. USD Term SOFR + 5.986%)
662,640	0.657	(b)(c)	06/20/49	61,451
Government National Mortgage Association REMICS Series 2019-151, Class NI
2,367,227	3.500	(c)	10/20/49	394,157

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
Government National Mortgage Association REMICS Series 2020-21, Class SA (-1X 1 mo. USD Term SOFR + 5.936%)
$2,917,127	0.607	%(b)(c)	02/20/50	$299,800
Government National Mortgage Association REMICS Series 2020-61, Class SF (-1X 1 mo. USD Term SOFR + 6.326%)
4,492,877	0.997	(b)(c)	07/20/43	441,523
Government National Mortgage Association REMICS Series 2020-78, Class DI
3,348,487	4.000	(c)	06/20/50	654,701
Government National Mortgage Association REMICS Series 2020-146, Class KI
8,577,405	2.500	(c)	10/20/50	1,181,952
Government National Mortgage Association REMICS Series 2020-146, Class IM
1,182,123	2.500	(c)	10/20/50	161,662

				8,918,050

Regular Floater(b) – 0.3%
Federal Home Loan Mortgage Corp. REMICS Series 3827, Class KF (1 mo. USD Term SOFR + 0.484%)
162,358	5.803		03/15/41	161,235
Federal Home Loan Mortgage Corp. REMICS Series 3231, Class FB (1 mo. USD Term SOFR + 0.464%)
129,019	5.783		10/15/36	127,575
Federal Home Loan Mortgage Corp. REMICS Series 3314, Class FC (1 mo. USD Term SOFR + 0.514%)
80,825	5.833		12/15/36	79,541
Federal Home Loan Mortgage Corp. REMICS Series 3371, Class FA (1 mo. USD Term SOFR + 0.714%)
140,777	6.033	(c)	09/15/37	139,364
Federal Home Loan Mortgage Corp. REMICS Series 3545, Class FA (1 mo. USD Term SOFR + 0.964%)
38,477	6.283		06/15/39	38,761
Federal National Mortgage Association REMICS Series 2006-45, Class TF (1 mo. USD Term SOFR + 0.514%)
255,708	5.835		06/25/36	253,343
Federal National Mortgage Association REMICS Series 2006-76, Class QF (1 mo. USD Term SOFR + 0.514%)
301,832	5.835		08/25/36	297,991
Federal National Mortgage Association REMICS Series 2006-79, Class PF (1 mo. USD Term SOFR + 0.514%)
303,460	5.835		08/25/36	300,207
Federal National Mortgage Association REMICS Series 2007-75, Class VF (1 mo. USD Term SOFR + 0.564%)
106,072	5.885		08/25/37	105,313
Federal National Mortgage Association REMICS Series 2009-84, Class WF (1 mo. USD Term SOFR + 1.214%)
34,164	6.535		10/25/39	34,657

				1,537,987

Sequential Fixed Rate(c) – 1.5%
Angel Oak Mortgage Trust Series 1, Class A1
5,197	2.881	(d)(e)	12/25/66	4,561
BRAVO Residential Funding Trust Series 2024-NQM1, Class A1
2,062,011	5.943	(d)(e)	12/01/63	2,056,182

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate(c) – (continued)
OBX Trust Series 2024-NQM1, Class A1
$2,101,901	5.928	%(d)(e)	11/25/63	$2,097,959
OBX Trust Series 2024-NQM1, Class A2
122,204	6.253	(d)(e)	11/25/63	122,024
OBX Trust Series 2024-NQM5, Class A1
1,300,000	5.988	(d)(e)	03/25/28	1,300,052
Residential Accredit Loans, Inc. Trust Series 2006-QS6, Class 1A13
313,924	6.000		06/25/36	243,768
Residential Accredit Loans, Inc. Trust Series 2006-QS9, Class 1A11
574,321	6.500		07/25/36	461,065
Residential Accredit Loans, Inc. Trust Series 2006-QS2, Class 1A9
200,287	5.500		02/25/36	148,489
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
653,539	6.000		08/25/36	410,580
RFMSI Trust Series 2007-S9, Class 1A1
1,622,774	6.000		10/25/37	923,220
Verus Securitization Trust Series 2022-2, Class A1
1,537,801	4.260	(d)(e)	02/25/67	1,440,560
Verus Securitization Trust Series 2024-1, Class A2
1,129,764	5.915	(d)(e)	01/25/69	1,121,690

				10,330,150

Sequential Floating Rate(c) – 8.0%
Angel Oak Mortgage Trust Series 2021-6, Class A1
463,786	1.458	(b)(d)	09/25/66	375,531
Angel Oak Mortgage Trust Series 2020-4, Class A3
772,028	2.805	(b)(d)	06/25/65	723,611
Angel Oak Mortgage Trust Series 2020-2, Class M1
654,000	4.500	(b)(d)	01/26/65	588,293
Banc of America Funding Trust Series 2007-2, Class 2A1
20,153	4.129	(b)	03/25/37	18,608
BINOM Securitization Trust Series 2022-INV1, Class A1
818,738	4.441	(b)(d)	08/25/57	782,385
Chase Home Lending Mortgage Trust Series 2024-3, Class A5
350,000	6.000	(b)(d)	02/25/55	355,329
Chase Home Lending Mortgage Trust Series 2024-3, Class A5A
450,000	5.500	(b)(d)	02/25/55	445,421
Chase Home Lending Mortgage Trust Series 2024-3, Class A7
175,000	6.000	(b)(d)	02/25/55	177,048
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3 (1 mo. USD Term SOFR + 0.614%)
1,684,201	5.944	(b)	08/25/37	1,128,664
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1 (1 mo. USD Term SOFR + 0.614%)
243,359	5.500	(b)	07/25/35	165,366
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12 (1 mo. USD Term SOFR + 0.914%)
275,110	5.500	(b)	12/25/35	232,636
Countrywide Alternative Loan Trust Series 2007-16CB, Class 1A2 (1 mo. USD Term SOFR + 0.514%)
253,224	5.844	(b)	08/25/37	166,050
CSMC Trust Series 2022-NQM1, Class A1
763,588	2.265	(b)(d)	11/25/66	662,378

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – (continued)
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-HQA2, Class B1 (1 mo. USD Term SOFR + 4.214%)
$2,000,000	9.535	%(b)(d)	03/25/50	$2,252,236
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA4, Class B1 (1 mo. USD Term SOFR + 6.114%)
1,223,701	11.435	(b)(d)	08/25/50	1,385,055
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA5, Class B1 (1 mo. USD Term SOFR + 4.800%)
1,533,000	10.120	(b)(d)	10/25/50	1,730,396
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA6, Class B2 (1 mo. USD Term SOFR + 5.650%)
600,000	10.970	(b)(d)	12/25/50	657,721
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA1, Class M2 (1 mo. USD Term SOFR + 1.800%)
214,939	7.120	(b)(d)	01/25/51	216,550
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-HQA2, Class M2 (1 mo. USD Term SOFR + 2.050%)
457,328	7.370	(b)(d)	12/25/33	463,394
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA6, Class B1 (1 mo. USD Term SOFR + 3.400%)
137,000	8.720	(b)(d)	10/25/41	141,762
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA1, Class M1B (1 mo. USD Term SOFR + 3.500%)
1,895,401	8.820	(b)(d)	03/25/42	1,976,102
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-HQA4, Class B1 (1 mo. USD Term SOFR + 5.364%)
737,998	10.685	(b)(d)	09/25/50	814,430
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2023-HQA2, Class M1B (1 mo. USD Term SOFR + 3.350%)
1,104,000	8.670	(b)(d)	06/25/43	1,167,798
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1, Class A1 (1 mo. USD Term SOFR + 1.250%)
2,125,000	6.569	(b)(d)	03/25/44	2,130,313
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1, Class M1 (1 mo. USD Term SOFR + 1.250%)
1,425,000	6.569	(b)(d)	03/25/44	1,425,891
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2024-HQA1, Class M2 (1 mo. USD Term SOFR + 2.000%)
625,000	7.319	(b)(d)	03/25/44	625,195
Federal Home Loan Mortgage Corp. STACR Trust Series 2019-HQA2, Class M2 (1 mo. USD Term SOFR + 2.164%)
484,701	7.485	(b)(d)	04/25/49	489,257
Federal Home Loan Mortgage Corp. STACR Trust Series 2019-HQA3, Class M2 (1 mo. USD Term SOFR + 1.964%)
52,141	7.285	(b)(d)	09/25/49	52,533

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – (continued)
Federal National Mortgage Association Connecticut Avenue Securities Series 2020-R01, Class 1M2 (1 mo. USD Term SOFR + 2.164%)
$58,348	7.485	%(b)(d)	01/25/40	$59,214
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R03, Class 1B1 (1 mo. USD Term SOFR + 6.250%)
153,000	11.570	(b)(d)	03/25/42	170,697
Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R01, Class 2M2 (1 mo. USD Term SOFR + 2.564%)
47,058	7.885	(b)(d)	07/25/31	47,199
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R04, Class 1B1 (1 mo. USD Term SOFR + 5.250%)
433,000	10.570	(b)(d)	03/25/42	471,381
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M2 (1 mo. USD Term SOFR + 3.000%)
279,000	8.320	(b)(d)	04/25/42	287,528
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2B1 (1 mo. USD Term SOFR + 4.500%)
392,000	9.820	(b)(d)	04/25/42	414,679
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (1 mo. USD Term SOFR + 3.900%)
508,336	9.220	(b)(d)	04/25/43	541,968
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (1 mo. USD Term SOFR + 3.100%)
250,000	8.421	(b)(d)	06/25/43	262,172
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R06, Class 1M2 (1 mo. USD Term SOFR + 2.700%)
230,000	8.020	(b)(d)	07/25/43	237,787
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R02, Class 2M1 (1 mo. USD Term SOFR + 0.900%)
269,500	6.220	(b)(d)	11/25/41	269,476
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R08, Class 1M2 (1 mo. USD Term SOFR + 2.500%)
610,000	7.820	(b)(d)	10/25/43	625,240
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R08, Class 1B1 (1 mo. USD Term SOFR + 3.550%)
2,185,000	8.870	(b)(d)	10/25/43	2,267,807
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R01, Class 1B1 (1 mo. USD Term SOFR + 2.700%)
700,000	8.020	(b)(d)	01/25/44	703,389
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R01, Class 1M2 (1 mo. USD Term SOFR + 1.800%)
450,000	7.120	(b)(d)	01/25/44	451,359

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – (continued)
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R01, Class 1B2 (1 mo. USD Term SOFR + 4.000%)
$800,000	9.320	%(b)(d)	01/25/44	$812,945
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R02, Class 1B2 (1 mo. USD Term SOFR + 3.700%)
2,625,000	9.020	(b)(d)	02/25/44	2,653,474
Government National Mortgage Association REMICS Series 2023-70, Class SE (-1X 1 mo. USD Term SOFR + 6.120%)
4,886,380	0.801	(b)	05/20/53	206,388
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
1,290,016	2.520	(b)(d)	05/25/52	1,061,437
JP Morgan Mortgage Trust Series 2022-LTV1, Class A2
440,673	3.520	(b)(d)	07/25/52	377,728
JP Morgan Mortgage Trust Series 2023-2, Class A3A
1,647,597	5.000	(b)(d)	07/25/53	1,584,975
JP Morgan Mortgage Trust Series 2023-10, Class A6
701,307	6.000	(b)(d)	05/25/54	696,629
JP Morgan Mortgage Trust Series 2023-DSC1, Class A1
1,619,761	4.625	(b)(d)	07/25/63	1,532,426
JP Morgan Mortgage Trust Series 2024-1, Class A2
2,246,929	6.000	(b)(d)	06/25/54	2,241,136
JP Morgan Mortgage Trust Series 2024-2, Class A5A
600,000	6.000	(b)(d)	08/25/54	608,680
JP Morgan Mortgage Trust Series 2024-VIS1, Class A1
1,375,000	5.990	(b)(d)	07/25/64	1,376,544
JP Morgan Mortgage Trust Series 2024-3, Class A4
2,300,000	3.000	(b)(d)	05/25/54	2,030,432
JP Morgan Mortgage Trust Series 2024-VIS1, Class A2
1,850,000	6.192	(b)(d)	07/25/64	1,852,077
JP Morgan Mortgage Trust Series 2023-DSC2, Class A1
706,022	5.250	(b)(d)	11/25/63	696,252
Mill City Mortgage Loan Trust Series 2017-2, Class A3
377,393	3.250	(b)(d)	07/25/59	361,332
OBX Trust Series 2022-NQM1, Class A2
500,000	3.001	(b)(d)	11/25/61	368,434
OBX Trust Series 2022-J2, Class A1
1,088,482	3.500	(b)(d)	08/25/52	946,936
OBX Trust Series 2024-NQM4, Class A1
1,990,504	6.067	(d)(e)	01/25/64	1,990,271
Onslow Bay Mortgage Loan Trust Series 2021-NQM4, Class A1
1,499,287	1.957	(b)(d)	10/25/61	1,244,057
Residential Accredit Loans, Inc. Trust Series 2006-QO7, Class 3A2 (1 mo. USD Term SOFR + 0.524%)
64,657	5.649	(b)	09/25/46	62,211
Residential Mortgage Loan Trust Series 2020-2, Class A3
152,000	2.911	(b)(d)	05/25/60	140,124
STACR Trust Series 2018-HRP2, Class B1 (1 mo. USD Term SOFR + 4.314%)
1,100,000	9.635	(b)(d)	02/25/47	1,226,182
Towd Point Mortgage Trust Series 2020-1, Class A2A
550,000	3.100	(b)(d)	01/25/60	484,076
Verus Securitization Trust Series 2021-5, Class A3
937,382	1.373	(b)(d)	09/25/66	780,153
Verus Securitization Trust Series 2021-7, Class A2
727,203	2.137	(b)(d)	10/25/66	610,774

Principal Amount	Interest Rate		Maturity Date	Value

Mort3gage-Backed Obligations – (continued)

Sequential Floating Rate(c) – (continued)
Visio Trust Series 2020-1, Class M1
$500,000	4.450	%(b)(d)	08/25/55	$459,109

				54,564,631

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				75,350,818

Commercial Mortgage-Backed Securities – 13.2%
Sequential Fixed Rate – 6.2%
Bank Series 2021-BN38, Class A5
$1,050,000	2.521	%(c)	12/15/64	$879,060
Bank Series 2023-BNK46, Class A4
600,000	5.745	(c)	08/15/56	629,869
Bank Series 2021-BN38, Class B
250,000	2.885	(c)	12/15/64	207,795
Bank5 Series 2023-5YR4, Class A3
900,000	6.500	(c)	12/15/56	949,863
BBCMS Mortgage Trust Series 2023-C20, Class ASB
1,229,000	5.860	(c)	07/15/56	1,277,960
BBCMS Mortgage Trust Series 2023-C20, Class A3
1,600,000	5.991	(c)	07/15/56	1,661,135
BBCMS Mortgage Trust Series 2019-C3, Class C
865,000	4.178	(c)	05/15/52	747,502
BBCMS Mortgage Trust Series 2024-5C25, Class D
1,050,000	4.000	(c)(d)	03/15/57	856,823
Benchmark Mortgage Trust Series 2022-B33, Class A5
1,125,000	3.458	(c)	03/15/55	996,293
Benchmark Mortgage Trust Series 2021-B29, Class A5
1,450,000	2.388	(c)	09/15/54	1,212,099
Benchmark Mortgage Trust Series 2020-B21, Class A5
1,000,000	1.978	(c)	12/17/53	820,815
Benchmark Mortgage Trust Series 2021-B26, Class A5
1,375,000	2.613	(c)	06/15/54	1,135,326
Benchmark Mortgage Trust Series 2023-B39, Class A5
1,250,000	5.754	(c)	07/15/56	1,310,233
BMO Mortgage Trust Series 2023-C5, Class A5
1,600,000	5.765	(c)	06/15/56	1,678,897
BMO Mortgage Trust Series 2023-C5, Class ASB
1,600,000	5.995	(c)	06/15/56	1,677,464
BMO Mortgage Trust Series 2023-C7, Class A5
2,500,000	6.160	(c)	12/15/56	2,700,380
BMO Mortgage Trust Series 2024-5C3, Class D
1,350,000	4.000	(c)(d)	02/15/57	1,110,457
BX Trust Series 2022-CLS, Class A
2,000,000	5.760	(d)	10/13/27	2,007,692
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
1,000,000	3.000	(c)(d)	09/15/50	703,663
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4
1,300,000	3.718	(c)	08/15/48	1,262,760
DOLP Trust Series 2021-NYC, Class A
1,600,000	2.956	(d)	05/10/41	1,343,225
GS Mortgage Securities Trust Series 2017-GS7, Class A4
1,775,000	3.430	(c)	08/10/50	1,659,324
GS Mortgage Securities Trust Series 2017-GS8, Class A4
1,600,000	3.469	(c)	11/10/50	1,487,864
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP2, Class B
1,550,000	3.460	(c)	08/15/49	1,323,887

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
JP Morgan Chase Commercial Mortgage Securities Trust Series 2022-OPO, Class A
$1,349,000	3.024	%(d)	01/05/39	$1,194,803
Manhattan West Mortgage Trust Series 2020-1MW, Class A
2,350,000	2.130	(d)	09/10/39	2,087,858
Morgan Stanley Capital I Trust Series 2019-H7, Class A4
1,500,000	3.261	(c)	07/15/52	1,362,503
MSWF Commercial Mortgage Trust Series 2023-2, Class A2
1,575,000	6.890	(c)	12/15/56	1,680,481
One Bryant Park Trust Series 2019-OBP, Class A
1,000,000	2.516	(d)	09/15/54	854,374
SLG Office Trust Series 2021-OVA, Class A
2,325,000	2.585	(d)	07/15/41	1,919,678
Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class D
756,000	3.250	(c)(d)	01/15/60	591,255
Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
1,500,000	2.626	(c)	04/15/54	1,276,863
Wells Fargo Commercial Mortgage Trust Series 2020-C58, Class A4
1,575,000	2.092	(c)	07/15/53	1,306,085

				41,914,286

Sequential Floating Rate(b) – 7.0%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
1,050,000	2.778		11/15/54	870,356
Bank Series 2022-BNK39, Class A4
2,400,000	2.928	(c)	02/15/55	2,073,374
Bank Series 2018-BN13, Class A5
1,600,000	4.217	(c)	08/15/61	1,541,678
Bank Series 2018-BN15, Class AS
1,999,000	4.584	(c)	11/15/61	1,929,829
Bank Series 2017-BNK5, Class C
575,000	4.191	(c)	06/15/60	470,781
Bank5 Series 2023-5YR3, Class AS
1,850,000	7.315	(c)	09/15/56	1,983,239
Bank5 Series 2023-5YR4, Class AS
400,000	7.274	(c)	12/15/56	428,553
BBCMS Mortgage Trust Series 2018-TALL, Class A (1 mo. USD Term SOFR + 0.919%)
1,400,000	6.245	(d)	03/15/37	1,346,021
BBCMS Mortgage Trust Series 2023-C21, Class AS
1,075,000	6.296	(c)	09/15/56	1,149,053
BBCMS Mortgage Trust Series 2023-C22, Class A5
1,275,000	6.804	(c)	11/15/56	1,438,872
BBCMS Mortgage Trust Series 2023-5C23, Class AS
700,000	7.455	(c)	12/15/56	757,062
BBCMS Mortgage Trust Series 2018-TALL, Class B (1 mo. USD Term SOFR + 1.168%)
750,000	6.494	(d)	03/15/37	698,014
BBCMS Mortgage Trust Series 2024-5C25, Class B
1,575,000	6.151	(c)	03/15/57	1,582,795
BBCMS Mortgage Trust Series 2024-5C25, Class C
875,000	6.643	(c)	03/15/57	879,072
BBCMS Mortgage Trust Series 2018-TALL, Class C (1 mo. USD Term SOFR + 1.318%)
750,000	6.644	(d)	03/15/37	690,356

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b) – (continued)
BLP Commercial Mortgage Trust Series 2023-IND, Class A (1 mo. USD Term SOFR + 1.692%)
$700,000	7.017	%(d)	03/15/40	$702,201
BLP Commercial Mortgage Trust Series 2024-IND2, Class A (1 mo. USD Term SOFR + 1.342%)
1,250,000	6.668	(d)	03/15/41	1,250,390
BMO Mortgage Trust Series 2022-C2, Class A5
1,361,000	4.813		07/15/54	1,347,738
BMO Mortgage Trust Series 2023-C7, Class B
1,050,000	6.674	(c)	12/15/56	1,123,126
BMO Mortgage Trust Series 2024-5C3, Class C
750,000	6.859	(c)	02/15/57	756,762
BX Commercial Mortgage Trust Series 2023-VLT2, Class A (1 mo. USD Term SOFR + 2.281%)
700,000	7.606	(d)	06/15/40	702,808
BX Commercial Mortgage Trust Series 2024-XL4, Class A (1 mo. USD Term SOFR + 1.442%)
2,200,000	6.767	(d)	02/15/39	2,203,439
BX Commercial Mortgage Trust Series 2024-XL5, Class A (1 mo. USD Term SOFR + 1.392%)
1,225,000	6.692	(d)	03/15/41	1,225,153
BX Commercial Mortgage Trust Series 2024-WPT, Class A (1 mo. USD Term SOFR + 1.541%)
1,250,000	6.891	(d)	03/15/34	1,246,871
BX Trust Series 2022-PSB, Class A (1 mo. USD Term SOFR + 2.451%)
3,354,359	7.776	(d)	08/15/39	3,375,194
BX Trust Series 2021-LBA, Class AV (1 mo. USD Term SOFR + 0.914%)
838,258	6.241	(d)	02/15/36	834,041
BX Trust Series 2024-BIO, Class A (1 mo. USD Term SOFR + 1.642%)
2,775,000	6.967	(d)	02/15/41	2,778,945
BX Trust Series 2024-PAT, Class A (1 mo. USD Term SOFR + 2.090%)
500,000	7.340	(d)	03/15/26	499,773
BX Trust Series 2024-PAT, Class B (1 mo. USD Term SOFR + 3.039%)
150,000	8.289	(d)	03/15/26	149,907
Citigroup Commercial Mortgage Trust Series 2023-PRM3, Class A
1,100,000	6.360	(d)	07/10/28	1,141,090
CSAIL Commercial Mortgage Trust Series 2018-CX12, Class AS
1,750,000	4.463	(c)	08/15/51	1,638,338
DC Trust Series 2024-HLTN, Class A
750,000	5.727	(d)	04/13/28	752,456
DC Trust Series 2024-HLTN, Class B
1,625,000	6.455	(d)	04/13/28	1,631,165
Morgan Stanley Capital I Trust Series 2022-L8, Class A5
125,000	3.794	(c)	04/15/55	113,943
One New York Plaza Trust Series 2020-1NYP, Class A (1 mo. USD Term SOFR + 1.064%)
1,650,000	6.391	(d)	01/15/36	1,607,829
SCG Mortgage Trust Series 2024-MSP, Class A (1 mo. USD Term SOFR + 1.741%)
1,025,000	7.041	(d)	04/15/41	1,022,608
TYSN Mortgage Trust Series 2023-CRNR, Class A
1,550,000	6.580	(d)	12/10/33	1,618,699

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b) – (continued)
WB Commercial Mortgage Trust Series 2024-HQ, Class A
$425,000	6.134	%(d)	03/15/40	$427,274
WB Commercial Mortgage Trust Series 2024-HQ, Class B
1,600,000	6.634	(d)	03/15/40	1,607,508

				47,596,313

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$89,510,599

Federal Agencies – 53.9%
Federal Home Loan Mortgage Corp. – 0.0%
$5,919	5.000%		01/01/33	$5,932
276	5.000		03/01/33	276
3,778	5.000		04/01/33	3,786
453	5.000		05/01/33	454
1,543	5.000		06/01/33	1,545
9,889	5.000		07/01/33	9,910
15,325	5.000		08/01/33	15,357
1,641	5.000		09/01/33	1,644
3,396	5.000		10/01/33	3,404
6,041	5.000		11/01/33	6,053
3,250	5.000		12/01/33	3,257
2,963	5.000		01/01/34	2,970
9,746	5.000		02/01/34	9,765
5,455	5.000		03/01/34	5,467
7,928	5.000		04/01/34	7,944
11,259	5.000		05/01/34	11,282
159,965	5.000		06/01/34	160,297
4,396	5.000		11/01/34	4,406
39,436	5.000		04/01/35	39,518
12	5.000		11/01/35	12

				293,279

Government National Mortgage Association – 26.7%
7,669,503	4.500		12/20/48	7,448,473
2,854,905	5.000		12/20/48	2,835,990
4,393,054	4.500		01/20/49	4,265,076
1,756,000	2.500		10/20/51	1,476,983
2,205,570	2.500		11/20/51	1,855,120
3,071,137	2.500		12/20/51	2,587,671
8,935,537	7.000		01/20/54	9,127,376
2,074,527	7.000		02/20/54	2,119,065
78,000,000	4.500		TBA-30yr(f)	74,943,079
3,000,000	2.500		TBA-30yr(f)	2,555,012
3,000,000	5.500		TBA-30yr(f)	2,998,234
41,000,000	5.000		TBA-30yr(f)	40,301,389
21,000,000	6.000		TBA-30yr(f)	21,188,034
8,000,000	6.500		TBA-30yr(f)	8,132,969

				181,834,471

Uniform Mortgage-Backed Security – 27.2%
15,054	4.500		08/01/37	14,874
2,991	4.500		04/01/39	2,929
4,866	4.000		08/01/39	4,648
2,142	4.000		09/01/39	2,046
16,833	4.500		10/01/39	16,487
2,138	4.500		05/01/41	2,091
8,809	4.500		06/01/41	8,620

	Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
	$8,395	4.500%		08/01/41	$8,210
	2,680	4.500		10/01/41	2,622
	647	4.500		11/01/42	633
	11,285	4.500		12/01/43	11,023
	442,235	4.500		11/01/48	426,869
	80,679	4.500		01/01/49	77,876
	519,430	4.500		06/01/49	501,436
	399,693	4.500		08/01/49	385,430
	5,212,418	5.000		10/01/49	5,166,581
	370,184	4.500		01/01/50	357,464
	7,327,740	4.500		03/01/50	7,096,387
	4,629,412	5.000		03/01/50	4,585,809
	7,258,930	6.000		01/01/53	7,377,577
	1,882,613	5.500		04/01/53	1,892,202
	2,784,189	6.000		04/01/53	2,850,079
	137,000,000	5.500		TBA-30yr(f)	136,871,072
	5,000,000	6.500		TBA-30yr(f)	5,107,422
	12,000,000	7.000		TBA-30yr(f)	12,353,144

					185,123,531

TOTAL FEDERAL AGENCIES					$367,251,281

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $531,794,236)					$532,112,698

Corporate Obligations – 26.4%

Advertising(c) – 0.1%
Lamar Media Corp.
	$765,000	3.625%		01/15/31	$670,997
Outfront Media Capital LLC/Outfront Media Capital Corp. (d)
	364,000	5.000		08/15/27	350,455

					1,021,452

Aerospace & Defense(c) – 0.3%
TransDigm, Inc.
	650,000	5.500		11/15/27	636,311
	1,115,000	6.750	(d)	08/15/28	1,131,346
	55,000	7.125	(d)	12/01/31	56,733

					1,824,390

Airlines(c)(d) – 0.2%
American Airlines, Inc.
	1,310,000	7.250		02/15/28	1,329,611

Automotive(c)(d) – 0.3%
Phinia, Inc.
	530,000	6.750		04/15/29	535,157
ZF North America Capital, Inc.
	1,265,000	6.875		04/14/28	1,312,652

					1,847,809

Banks – 3.5%
AIB Group PLC (b)(c) (-1X 5 yr. EUR Swap + 6.629%)
EUR	372,000	6.250		06/23/25	399,326
Banco do Brasil SA
	$470,000	6.000	(d)	03/18/31	469,177

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(10 yr. CMT + 4.398%)
	$1,550,000	6.250	%(b)(c)	10/15/24	$1,549,395
Banco Mercantil del Norte SA (b)(c)(d) (5 yr. CMT + 4.643%)
	640,000	5.875		01/24/27	608,800
Bank of America Corp. (b)(c) (Secured Overnight Financing Rate + 1.570%)
	6,390,000	5.819		09/15/29	6,553,137
Citigroup, Inc. (b)(c) (Secured Overnight Financing Rate + 1.887%)
	3,160,000	4.658		05/24/28	3,112,252
JPMorgan Chase & Co. (b)(c) (Secured Overnight Financing Rate + 1.570%)
	3,095,000	6.087		10/23/29	3,216,138
Morgan Stanley (b)(c) (Secured Overnight Financing Rate + 1.630%)
	6,390,000	5.449		07/20/29	6,445,018
Shinhan Bank Co. Ltd. (d)
	200,000	4.500		04/12/28	196,938
Societe Generale SA (b)(c) (5 yr. USD Swap + 3.929%)
	224,000	6.750		04/06/28	203,343
UBS Group AG (b)(c)(d) (5 yr. CMT + 4.745%)
	470,000	9.250		11/13/28	508,822
Virgin Money U.K. PLC (b)(c) (5 yr. U.K. Government Bond + 8.307%)
GBP	344,000	9.250		06/08/24	435,469

					23,697,815

Building Materials(c)(d) – 0.1%
Summit Materials LLC/Summit Materials Finance Corp.
	$305,000	6.500		03/15/27	304,890
	438,000	5.250		01/15/29	426,262

					731,152

Chemicals(c) – 0.7%
Chemours Co.
	345,000	5.375		05/15/27	330,748
	720,000	5.750	(d)	11/15/28	660,002
Ingevity Corp. (d)
	2,086,000	3.875		11/01/28	1,884,534
WR Grace Holdings LLC (d)
	1,875,000	5.625		08/15/29	1,678,369

					4,553,653

Commercial Services – 1.0%
ADT Security Corp. (c)(d)
	2,170,000	4.125		08/01/29	1,981,926
Allied Universal Holdco LLC/Allied Universal Finance Corp. (c)(d)
	347,000	6.625		07/15/26	346,788
DP World Crescent Ltd.
	200,000	4.848		09/26/28	196,938
	200,000	3.875		07/18/29	187,688
DP World Ltd.
	200,000	5.625		09/25/48	190,678
Herc Holdings, Inc. (c)(d)
	1,269,000	5.500		07/15/27	1,247,084

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Commercial Services – (continued)
TriNet Group, Inc. (c)(d)
$745,000	3.500%		03/01/29	$668,228
United Rentals North America, Inc. (c)
604,000	3.875		02/15/31	540,948
VT Topco, Inc. (c)(d)
1,599,000	8.500		08/15/30	1,687,297
Wand NewCo 3, Inc. (c)(d)
50,000	7.625		01/30/32	51,737

				7,099,312

Computers(c)(d) – 0.4%
KBR, Inc.
708,000	4.750		09/30/28	653,385
McAfee Corp.
1,890,000	7.375		02/15/30	1,743,770
Seagate HDD Cayman
610,000	8.250		12/15/29	655,000

				3,052,155

Diversified Financial Services – 1.9%
AerCap Holdings NV (b)(c) (5 yr. CMT + 4.535%)
508,000	5.875		10/10/79	504,124
AG Issuer LLC (c)(d)
1,698,000	6.250		03/01/28	1,659,387
Global Aircraft Leasing Co. Ltd. (c)(d)(g) (PIK 7.250%, Cash 6.500%)
2,080,830	6.500		09/15/24	1,974,271
Midcap Financial Issuer Trust (c)(d)
1,681,000	6.500		05/01/28	1,550,605
Navient Corp.
255,000	6.750		06/25/25	256,721
740,000	5.500	(c)	03/15/29	687,815
1,030,000	9.375	(c)	07/25/30	1,101,513
OneMain Finance Corp. (c)
775,000	3.875		09/15/28	692,734
1,655,000	4.000		09/15/30	1,416,829
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. (c)(d)
2,120,000	2.875		10/15/26	1,958,816
StoneX Group, Inc. (c)(d)
970,000	7.875		03/01/31	983,823

				12,786,638

Electrical(c)(d) – 0.7%
Calpine Corp.
1,048,000	4.625		02/01/29	970,647
NRG Energy, Inc.
760,000	3.375		02/15/29	675,967
Pike Corp.
1,746,000	5.500		09/01/28	1,669,700
Vistra Operations Co. LLC
1,455,000	4.375		05/01/29	1,348,406

				4,664,720

Electronics(c)(d) – 0.6%
Imola Merger Corp.
710,000	4.750		05/15/29	665,810

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electronics(c)(d) – (continued)
Sensata Technologies BV
$515,000	4.000%		04/15/29	$470,571
Sensata Technologies, Inc.
1,659,000	4.375		02/15/30	1,510,602
TTM Technologies, Inc.
1,485,000	4.000		03/01/29	1,346,717

				3,993,700

Energy-Alternate Sources(c)(d) – 0.0%
Greenko Dutch BV
185,000	3.850		03/29/26	173,671
Greenko Power II Ltd.
180,000	4.300		12/13/28	164,700

				338,371

Engineering & Construction(c) – 0.2%
Dycom Industries, Inc. (d)
720,000	4.500		04/15/29	673,265
Mexico City Airport Trust
320,000	4.250	(d)	10/31/26	309,050
546,000	5.500		07/31/47	460,858

				1,443,173

Entertainment(c)(d) – 0.5%
Merlin Entertainments Group U.S. Holdings, Inc.
750,000	7.375		02/15/31	756,180
Motion Bondco DAC
567,000	6.625		11/15/27	547,988
WMG Acquisition Corp.
2,205,000	3.750		12/01/29	1,975,658

				3,279,826

Environmental(c)(d) – 1.1%
GFL Environmental, Inc.
3,270,000	3.500		09/01/28	2,994,666
Stericycle, Inc.
730,000	3.875		01/15/29	662,030
Veralto Corp.
2,300,000	5.450		09/18/33	2,328,244
Waste Pro USA, Inc.
1,524,000	5.500		02/15/26	1,501,536

				7,486,476

Food & Drug Retailing(c) – 0.9%
B&G Foods, Inc.
394,000	5.250		04/01/25	392,026
243,000	5.250		09/15/27	227,222
J M Smucker Co.
2,205,000	6.200		11/15/33	2,354,322
Lamb Weston Holdings, Inc. (d)
2,200,000	4.125		01/31/30	2,007,214
Performance Food Group, Inc. (d)
219,000	6.875		05/01/25	219,055
1,041,000	5.500		10/15/27	1,022,866

				6,222,705

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services(c) – 0.9%
Charles River Laboratories International, Inc. (d)
$1,470,000	3.750%		03/15/29	$1,341,522
Encompass Health Corp.
641,000	4.500		02/01/28	610,200
LifePoint Health, Inc. (d)
2,135,000	5.375		01/15/29	1,754,565
Medline Borrower LP (d)
1,787,000	5.250		10/01/29	1,689,090
Tenet Healthcare Corp.
841,000	6.125		10/01/28	837,922

				6,233,299

Holding Companies-Diversified(c)(d) – 0.2%
Benteler International AG

1,230,000	10.500		05/15/28	1,332,496

Housewares(c) – 0.3%
Newell Brands, Inc.
670,000	6.375		09/15/27	661,297
1,350,000	6.625		09/15/29	1,319,139

				1,980,436

Insurance(c)(d) – 0.7%
Acrisure LLC/Acrisure Finance, Inc.
1,190,000	8.250		02/01/29	1,196,283
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
730,000	6.750		10/15/27	718,189
BroadStreet Partners, Inc.
1,774,000	5.875		04/15/29	1,642,139
HUB International Ltd.
835,000	7.375		01/31/32	841,471
USI, Inc.
455,000	7.500		01/15/32	455,496

				4,853,578

Internet(c) – 0.6%
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (d)
740,000	3.500		03/01/29	667,502
Match Group Holdings II LLC (d)
1,404,000	4.625		06/01/28	1,326,106
Prosus NV
1,070,000	3.257		01/19/27	987,075
850,000	3.680	(d)	01/21/30	743,113
400,000	4.027	(d)	08/03/50	256,250

				3,980,046

Leisure Time(c)(d) – 0.1%
Royal Caribbean Cruises Ltd.

505,000	6.250		03/15/32	508,914

Lodging(c) – 0.8%
Hilton Domestic Operating Co., Inc.
110,000	5.375	(d)	05/01/25	109,766
1,584,000	4.875		01/15/30	1,515,524
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. (d)
1,808,000	5.000		06/01/29	1,686,954

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Lodging(c) – (continued)
MGM Resorts International
$1,425,000	4.750%	10/15/28	$1,354,961
Travel & Leisure Co. (d)
750,000	4.500	12/01/29	688,493

			5,355,698

Machinery-Diversified(c)(d) – 0.5%
Husky Injection Molding Systems Ltd./Titan Co.-Borrower LLC
835,000	9.000	02/15/29	863,590
Titan Acquisition Ltd./Titan Co.-Borrower LLC
646,000	7.750	04/15/26	645,490
TK Elevator Holdco GmbH
1,690,000	7.625	07/15/28	1,654,730

			3,163,810

Media(c) – 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp. (d)
875,000	6.375	09/01/29	830,664
1,334,000	4.250	02/01/31	1,085,796
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. (d)
720,000	5.875	08/15/27	681,214
iHeartCommunications, Inc.
271,665	8.375	05/01/27	151,331
News Corp. (d)
2,180,000	3.875	05/15/29	1,997,490
Nexstar Media, Inc. (d)
784,000	5.625	07/15/27	752,726
Sirius XM Radio, Inc. (d)
2,180,000	4.000	07/15/28	1,994,700
Virgin Media Secured Finance PLC (d)
1,454,000	5.500	05/15/29	1,344,092

			8,838,013

Miscellaneous Manufacturing(c) – 0.1%
Hillenbrand, Inc.
616,000	6.250	02/15/29	620,811

Multi-National(c)(d) – 0.2%
African Export-Import Bank
550,000	2.634	05/17/26	513,585
850,000	3.798	05/17/31	723,630

			1,237,215

Oil Field Services – 2.7%
Civitas Resources, Inc. (c)(d)
615,000	8.375	07/01/28	646,943
Ecopetrol SA (c)
120,000	8.625	01/19/29	126,679
1,890,000	6.875	04/29/30	1,832,336
290,000	8.875	01/13/33	304,642
Kodiak Gas Services LLC (c)(d)
345,000	7.250	02/15/29	351,693
Nabors Industries, Inc. (c)(d)
950,000	9.125	01/31/30	987,972
Petroleos de Venezuela SA (h)
137,050,000	6.000	10/28/22	9,492,768
Reliance Industries Ltd. (d)
310,000	3.625	01/12/52	224,278

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Sunoco LP/Sunoco Finance Corp. (c)
	$1,280,000	7.000	%(d)	09/15/28	$1,308,058
	710,000	4.500		05/15/29	661,095
Transocean, Inc. (c)(d)
	531,000	11.500		01/30/27	553,546
	162,000	8.750		02/15/30	168,935
USA Compression Partners LP/USA Compression Finance Corp. (c)
	318,000	6.875		04/01/26	318,000
	1,255,000	7.125	(d)	03/15/29	1,269,219

					18,246,164

Packaging(c) – 1.1%
ARD Finance SA (g)
(PIK 5.750%, Cash 5.000%)
EUR	236,165	5.000		06/30/27	71,880
(PIK 7.250%, Cash 6.500%)
	$958,594	6.500	(d)	06/30/27	323,315
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (d)
	755,000	3.250		09/01/28	652,252
Berry Global, Inc. (d)
	524,000	4.500		02/15/26	510,025
Crown Americas LLC
	2,933,000	5.250		04/01/30	2,829,964
LABL, Inc. (d)
	231,000	6.750		07/15/26	228,041
	241,000	10.500		07/15/27	239,055
Sealed Air Corp./Sealed Air Corp. U.S. (d)
	1,960,000	6.125		02/01/28	1,965,664
Trivium Packaging Finance BV (d)
	516,000	5.500		08/15/26	507,940
	353,000	8.500		08/15/27	348,750

					7,676,886

Pharmaceuticals(c)(d) – 0.4%
Jazz Securities DAC
	1,430,000	4.375		01/15/29	1,332,002
Organon & Co./Organon Foreign Debt Co.-Issuer BV
	1,425,000	4.125		04/30/28	1,327,502

					2,659,504

Pipelines – 1.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp. (c)(d)
	685,000	5.375		06/15/29	658,895
Buckeye Partners LP (c)
	640,000	4.350		10/15/24	633,152
	1,049,000	3.950		12/01/26	1,002,938
CQP Holdco LP/BIP-V Chinook Holdco LLC (c)(d)
	1,791,000	5.500		06/15/31	1,691,868
EnLink Midstream Partners LP (b)(c) (3 mo. USD Term SOFR + 4.372%)
	1,415,000	9.701		04/29/24	1,384,139
Galaxy Pipeline Assets Bidco Ltd.
	240,000	2.625	(d)	03/31/36	195,825
	1,828,915	2.940		09/30/40	1,466,479

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
$430,000	3.250	%(d)	09/30/40	$328,950
Global Partners LP/GLP Finance Corp. (c)
215,000	7.000		08/01/27	215,509
Prairie Acquiror LP (c)(d)
765,000	9.000		08/01/29	789,419
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (c)(d)
1,015,000	7.375		02/15/29	1,020,796
Venture Global LNG, Inc. (c)(d)
1,875,000	9.500		02/01/29	2,021,306

				11,409,276

Real Estate Investment Trust(c) – 0.3%
Iron Mountain, Inc. (d)
650,000	7.000		02/15/29	662,708
MPT Operating Partnership LP/MPT Finance Corp.
1,288,000	4.625		08/01/29	987,316
Starwood Property Trust, Inc. (d)
705,000	4.375		01/15/27	663,179

				2,313,203

Retailing(c) – 1.0%
Asbury Automotive Group, Inc. (d)
730,000	4.625		11/15/29	675,396
CK Hutchison International 20 Ltd. (d)
200,000	2.500		05/08/30	174,313
CK Hutchison International 21 Ltd. (d)
230,000	2.500		04/15/31	196,506
Group 1 Automotive, Inc. (d)
314,000	4.000		08/15/28	289,392
LCM Investments Holdings II LLC (d)
1,823,000	4.875		05/01/29	1,675,264
Lithia Motors, Inc. (d)
745,000	3.875		06/01/29	672,154
Penske Automotive Group, Inc.
942,000	3.500		09/01/25	917,065
Sonic Automotive, Inc. (d)
750,000	4.625		11/15/29	673,440
SRS Distribution, Inc. (d)
1,782,000	6.000		12/01/29	1,819,600

				7,093,130

Semiconductors(c)(d) – 0.1%
Entegris, Inc.

675,000	5.950		06/15/30	667,237

Software(c) – 0.7%
Camelot Finance SA (d)
152,000	4.500		11/01/26	146,242
Castle U.S. Holding Corp. (d)
574,000	9.500		02/15/28	285,284
Clarivate Science Holdings Corp. (d)
725,000	3.875		07/01/28	670,821
Open Text Corp. (d)
2,265,000	3.875		12/01/29	2,020,085
ROBLOX Corp. (d)
770,000	3.875		05/01/30	678,501

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Software(c) – (continued)
Twilio, Inc.
$745,000	3.625%	03/15/29	$670,180

			4,471,113

Telecommunication Services – 0.1%
Altice France SA (c)(d)
218,000	5.500	01/15/28	155,475
Hughes Satellite Systems Corp.
1,005,000	6.625	08/01/26	592,267

			747,742

Transportation(c)(d) – 0.1%
Rand Parent LLC
1,040,000	8.500	02/15/30	1,028,986

TOTAL CORPORATE OBLIGATIONS (Cost $216,059,350)			$179,790,515

Asset-Backed Securities – 21.8%

Automotive(c) – 2.9%
Bank of America Auto Trust Series 2023-2A, Class A2(d)
$1,200,000	5.850%	08/17/26	$1,202,454
Citizens Auto Receivables Trust Series 2024-1, Class A2A(d)
2,300,000	5.430	10/15/26	2,298,057
Exeter Automobile Receivables Trust Series 2024-2A, Class A3
1,075,000	5.630	10/15/26	1,075,047
Ford Credit Auto Owner Trust Series 2023-C, Class A2A
2,300,000	5.680	09/15/26	2,303,673
GM Financial Consumer Automobile Receivables Trust Series 2024-1, Class A2A
2,250,000	5.120	02/16/27	2,244,403
GM Financial Revolving Receivables Trust Series 2024-1, Class A(d)
1,550,000	4.980	12/11/36	1,554,644
Santander Drive Auto Receivables Trust Series 2023-6, Class A2
1,783,066	6.080	05/17/27	1,787,077
Santander Drive Auto Receivables Trust Series 2024-1, Class A2
1,525,000	5.710	02/16/27	1,525,658
SBNA Auto Receivables Trust Series 2024-A, Class A2(d)
2,000,000	5.700	03/15/27	1,999,814
Tesla Auto Lease Trust Series 2024-A, Class A3(d)
800,000	5.300	06/21/27	798,428
Toyota Auto Receivables Owner Trust Series 2023-B, Class A3
2,650,000	4.710	02/15/28	2,629,256

			19,418,511

Collateralized Loan Obligations – 10.9%
37 Capital CLO 1 Ltd. Series 2021-1A, Class A(b)(c)(d) (3 mo. USD Term SOFR + 1.462%)
1,400,000	6.776	10/15/34	1,399,937
37 Capital CLO II Ltd. Series 2022-1A, Class A1A(b)(c)(d) (3 mo. USD Term SOFR + 2.000%)
2,500,000	7.314	07/15/34	2,507,332
AB BSL CLO 4 Ltd. Series 2023-4A, Class B(b)(c)(d) (3 mo. USD Term SOFR + 2.500%)
2,600,000	7.818	04/20/36	2,626,000

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Collateralized Loan Obligations – (continued)
Apidos CLO XXIII Ltd. Series 2015-23A, Class AR(b)(c)(d) (3 mo. USD Term SOFR + 1.482%)
$2,600,000	6.796%	04/15/33	$2,601,196
Balboa Bay Loan Funding Ltd. Series 2023-1A, Class BR(b)(c)(d) (3 mo. USD Term SOFR + 2.050%)
2,850,000	7.868	04/20/36	2,850,510
Barings CLO Ltd. Series 2020-4A, Class D1(b)(c)(d) (3 mo. USD Term SOFR + 3.962%)
1,000,000	9.279	01/20/32	1,000,145
Benefit Street Partners CLO XXXIII Ltd. Series 2023-33A, Class D(b)(c)(d) (3 mo. USD Term SOFR + 4.250%)
2,000,000	9.562	01/25/36	2,015,728
CIFC Funding Ltd. Series 2023-3A, Class E(b)(c)(d) (3 mo. USD Term SOFR + 7.650%)
1,025,000	12.966	01/20/37	1,038,334
CIFC Funding Ltd. Series 2023-3A, Class B(b)(c)(d) (3 mo. USD Term SOFR + 2.300%)
1,300,000	7.616	01/20/37	1,307,292
CIFC Funding Ltd. Series 2022-3A, Class A(b)(c)(d) (3 mo. USD Term SOFR + 1.410%)
2,000,000	6.728	04/21/35	1,999,900
Crown City CLO I Series 2020-1A, Class A1AR(b)(c)(d) (3 mo. USD Term SOFR + 1.452%)
2,000,000	6.769	07/20/34	2,000,222
Crown City CLO IV Series 2022-4A, Class C1R(b)(c)(d) (3 mo. USD Term SOFR + 4.500%)
1,300,000	9.829	04/20/37	1,300,229
HalseyPoint CLO 5 Ltd. Series 2021-5A, Class C1(b)(c)(d) (3 mo. USD Term SOFR + 2.462%)
2,000,000	7.779	01/30/35	1,999,936
HalseyPoint CLO I Ltd. Series 2019-1A, Class A1A1(b)(c)(d) (3 mo. USD Term SOFR + 1.612%)
9,400,000	6.929	01/20/33	9,401,081
Helios Issuer LLC Series 2023-GRID1, Class 1A(c)(d)
170,925	5.750	12/20/50	172,608
JP Morgan Mortgage Trust Series 2023-HE3, Class A1(b)(c)(d) (1 mo. USD Term SOFR + 1.600%)
616,909	6.920	05/25/54	620,759
LCCM Trust Series 2021-FL2, Class A(b)(c)(d) (1 mo. USD Term SOFR + 1.314%)
1,105,608	6.640	12/13/38	1,095,738
Man GLG U.S. CLO Ltd. Series 2021-1A, Class A1(b)(c)(d) (3 mo. USD Term SOFR + 1.562%)
6,700,000	6.876	07/15/34	6,697,796
Marathon CLO XIII Ltd. Series 2019-1A, Class A2R2(b)(c)(d) (3 mo. USD Term SOFR + 1.950%)
2,050,000	1.000	04/15/32	2,050,369
MF1 Ltd. Series 2021-FL6, Class A(b)(c)(d) (1 mo. USD Term SOFR + 1.214%)
1,219,441	6.541	07/16/36	1,212,596
Nissan Master Owner Trust Receivables Series 2024-B, Class A(c)(d)
2,725,000	5.050	02/15/29	2,727,591
Ocean Trails CLO XI Series 2021-11A, Class D(b)(c)(d) (3 mo. USD Term SOFR + 3.962%)
3,000,000	9.279	07/20/34	2,934,693

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Collateralized Loan Obligations – (continued)
Palmer Square CLO Ltd. Series 2021-4A, Class E(b)(c)(d) (3 mo. USD Term SOFR + 6.312%)
	$260,000	11.626%	10/15/34	$259,301
Palmer Square Loan Funding Ltd. Series 2022-3A, Class CR(b)(c)(d) (3 mo. USD Term SOFR + 3.000%)
	3,000,000	8.321	04/15/31	2,999,958
RRE 5 Loan Management DAC Series 5X, Class A2R(b)(c) (3 mo. EUR EURIBOR + 1.750%)
EUR	2,200,000	5.692	01/15/37	2,352,106
Silver Point CLO 3 Ltd. Series 2023-3A, Class D(b)(c)(d) (3 mo. USD Term SOFR + 5.900%)
	$1,500,000	11.298	11/29/36	1,560,253
Stellar Jay Ireland DAC Series 2021-1, Class A(d)
	1,727,324	3.967	10/15/41	1,586,219
Tikehau U.S. CLO I Ltd. Series 2021-1A, Class E(b)(c)(d) (3 mo. USD Term SOFR + 7.172%)
	1,000,000	12.470	01/18/35	933,321
Venture 39 CLO Ltd. Series 2020-39A, Class A1(b)(c)(d) (3 mo. USD Term SOFR + 1.542%)
	6,200,000	6.856	04/15/33	6,200,093
Voya CLO Ltd. Series 2019-2A, Class AR(b)(c)(d) (-1X 3 mo. USD Term SOFR + 1.200%)
	2,725,000	1.000	07/20/32	2,725,485
Zais CLO 15 Ltd. Series 2020-15A, Class A1R(b)(c)(d) (3 mo. USD Term SOFR + 1.612%)
	4,000,000	6.931	07/28/32	4,000,336

				74,177,064

Collateralized Mortgage Obligations(b)(c)(d) – 0.2%
Brookhaven Park CLO Ltd. Series 2024-1A, Class A (-1X 3 mo. USD Term SOFR + 1.500%)

	1,700,000	1.000	04/19/37	1,700,301

Credit Card(c) – 1.1%
American Express Credit Account Master Trust Series 2022-2, Class A
	1,950,000	3.390	05/15/27	1,909,653
Barclays Dryrock Issuance Trust Series 2023-2, Class A(b) (1 mo. USD Term SOFR + 0.900%)
	4,100,000	6.219	08/15/28	4,127,589
Citibank Credit Card Issuance Trust Series 2023-A1, Class A1
	1,350,000	5.230	12/08/27	1,350,948

				7,388,190

Home Equity(b)(c) – 0.2%
JP Morgan Mortgage Trust Series 2023-HE1, Class A1(d) (1 mo. USD Term SOFR + 1.750%)
	1,245,862	7.069	11/25/53	1,256,748
Lehman XS Trust Series 2007-3, Class 1BA2 (6 mo. USD Term SOFR + 0.928%)
	63,717	6.215	03/25/37	61,517
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A (1 mo. USD Term SOFR + 0.454%)
	659,891	5.784	11/25/36	115,689

				1,433,954

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Student Loan(b)(c) – 6.5%
AMMC CLO 30 Ltd. Series 2024-30A, Class E(d) (3 mo. USD Term SOFR + 7.730%)
$1,000,000	13.021%	01/15/37	$1,017,359
Apex Credit CLO Ltd. Series 2024-1A, Class B1(d) (3 mo. USD Term SOFR + 2.400%)
1,650,000	7.722	04/20/36	1,649,754
Apidos CLO XV Ltd. Series 2013-15A, Class A1RR(d) (3 mo. USD Term SOFR + 1.272%)
1,978,420	6.589	04/20/31	1,979,088
Bain Capital CLO Ltd. Series 2024-1A, Class D1(d) (3 mo. USD Term SOFR + 3.850%)
1,000,000	9.175	04/16/37	1,008,087
Bain Capital CLO Ltd. Series 2024-1A, Class B(d) (3 mo. USD Term SOFR + 2.000%)
1,400,000	7.325	04/16/37	1,399,160
Bain Capital Credit CLO Ltd. Series 2023-3A, Class A(d) (3 mo. USD Term SOFR + 1.800%)
1,700,000	7.119	07/24/36	1,711,958
Balboa Bay Loan Funding Ltd. Series 2021-2A, Class D(d) (3 mo. USD Term SOFR + 3.512%)
2,000,000	8.829	01/20/35	1,978,386
Balboa Bay Loan Funding Ltd. Series 2023-1A, Class AR(d) (-1X 3 mo. USD Term SOFR + 1.420%)
3,425,000	1.000	04/20/36	3,425,613
Barings CLO Ltd. Series 2024-1A, Class D(d) (3 mo. USD Term SOFR + 4.000%)
1,325,000	9.269	01/20/37	1,326,667
Benefit Street Partners CLO XXX Ltd. Series 2023-30A, Class C(d) (3 mo. USD Term SOFR + 3.550%)
2,000,000	8.875	04/25/36	2,029,612
Carlyle U.S. CLO Ltd. Series 2024-1A, Class D(d) (3 mo. USD Term SOFR + 3.900%)
1,250,000	9.194	04/15/37	1,251,962
Diameter Capital CLO 4 Ltd. Series 2022-4A, Class A1R(d) (3 mo. USD Term SOFR + 1.830%)
3,900,000	7.144	01/15/37	3,936,668
Elmwood CLO 22 Ltd. Series 2023-1A, Class A(d) (3 mo. USD Term SOFR + 1.800%)
1,249,000	7.117	04/17/36	1,257,278
Elmwood CLO 27 Ltd. Series 2024-3A, Class A(d) (-1X 3 mo. USD Term SOFR + 1.520%)
2,875,000	1.000	04/18/37	2,875,515
Flatiron CLO 20 Ltd. Series 2020-1A, Class AR(d) (-1X 3 mo. USD Term SOFR + 1.380%)
2,300,000	1.000	05/20/36	2,300,412
Marathon Static CLO Ltd. Series 2022-18A, Class A1R2(d) (3 mo. USD Term SOFR + 1.150%)
2,697,010	6.483	07/20/30	2,696,994
Neuberger Berman Loan Advisers CLO 39 Ltd. Series 2020-39A, Class A1R(d) (3 mo. USD Term SOFR + 1.530%)
2,000,000	6.849	04/20/38	2,004,642
Neuberger Berman Loan Advisers CLO 54 Ltd. Series 2024-54A, Class D(d) (3 mo. USD Term SOFR + 3.500%)
1,975,000	8.806	04/23/38	1,975,241
Neuberger Berman Loan Advisers CLO 54 Ltd. Series 2024-54A, Class E(d) (3 mo. USD Term SOFR + 6.350%)
600,000	11.656	04/23/38	604,240

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)

Student Loan(b)(c) – (continued)
Ocean Trails CLO XII Ltd. Series 2022-12A, Class A1(d) (3 mo. USD Term SOFR + 1.590%)
$2,000,000	6.908%	07/20/35	$1,999,942
Parallel Ltd. Series 2023-1A, Class A1(d) (3 mo. USD Term SOFR + 2.200%)
2,000,000	7.518	07/20/36	2,019,412
SLM Student Loan Trust Series 2008-3, Class A3 (3 mo. USD Term SOFR + 1.262%)
17	6.623	10/25/21	17
Sycamore Tree CLO Ltd. Series 2023-2A, Class DR(d) (3 mo. USD Term SOFR + 4.500%)
1,325,000	9.823	01/20/37	1,340,569
Voya CLO Ltd. Series 2021-1A, Class D(d) (3 mo. USD Term SOFR + 3.412%)
500,000	8.726	07/15/34	494,866
Wellington Management CLO 2 Ltd. Series 2024-2A, Class D(d) (3 mo. USD Term SOFR + 3.900%)
1,650,000	9.214	04/20/37	1,650,277

			43,933,719

TOTAL ASSET-BACKED SECURITIES (Cost $148,190,290)			$148,051,739

Bank Loans(i) – 2.4%

Banks(b) – 0.2%
Nouryon Finance BV (3 mo. USD Term SOFR + 4.000%)
$1,276,186	9.419%	04/03/28	$1,278,100

Building & Construction(b) – 0.2%
Apple Bidco LLC (1 mo. USD Term SOFR + 2.750%)
1,466,250	8.195	09/22/28	1,463,963

Consumer Cyclical Services – 0.1%
Hertz Corp. (1 mo. USD Term SOFR + 3.250%)
623,706	8.692%	06/30/28	$602,830

Energy(b) – 0.2%
WhiteWater DBR HoldCo LLC (3 mo. USD Term SOFR + 2.750%)
1,675,000	8.052	03/03/31	1,677,094

Health Care Products(b) – 0.1%
Sotera Health Holdings LLC (1 mo. USD Term SOFR + 2.750%)
425,000	8.195	12/11/26	422,696

Media(b) – 0.3%
CSC Holdings LLC (1 mo. USD Term SOFR + 4.500%)
1,904,427	9.825	01/18/28	1,828,841

Media - Non Cable(b) – 0.6%
Fleet Midco I Ltd. (3 mo. USD Term SOFR + 3.250%)(j)
2,600,000	8.580	02/21/31	2,600,000
Getty Images, Inc. (3 mo. USD Term SOFR + 4.500%)
579,500	9.909	02/19/26	578,596
iHeartCommunications, Inc. (1 mo. USD Term SOFR + 3.000%)
1,300,000	8.445	05/01/26	1,134,133

			4,312,729

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(i) – (continued)

Metals & Mining(b) – 0.2%
Crosby U.S. Acquisition Corp. (1 mo. USD Term SOFR + 4.000%)
	$1,675,000	9.327%		08/16/29	$1,683,023

Technology - Software(b) – 0.5%
Camelot U.S. Acquisition LLC (1 mo. USD Term SOFR + 2.750%)
	1,970,104	8.077		01/31/31	1,968,627
Isolved, Inc. (1 mo. USD Term SOFR + 4.000%)
	600,000	9.327		10/14/30	602,628
Travelport Finance (Luxembourg) SARL (3 mo. USD Term SOFR + 7.000%)
	11,685	13.564		09/30/28	10,860
UKG, Inc. (3 mo. USD Term SOFR + 3.500%)
	683,854	8.814		02/10/31	687,102

					3,269,217

TOTAL BANK LOANS (Cost $16,737,444)					$16,538,493

Sovereign Debt Obligations – 1.5%

Euro – 0.3%
Ivory Coast Government International Bonds
EUR	530,000	4.875%		01/30/32	$492,455
Romania Government International Bonds
	1,250,000	3.624	(d)	05/26/30	1,246,921
	230,000	2.000	(d)	01/28/32	197,500
	120,000	3.375		01/28/50	91,352
	200,000	3.375	(d)	01/28/50	152,253

					2,180,481

United States Dollar – 1.2%
Export-Import Bank of Korea
	$200,000	5.000		01/11/28	202,168
	200,000	5.125		01/11/33	203,700
Hungary Government International Bonds
	2,680,000	6.125		05/22/28	2,747,837
Indonesia Government International Bonds (c)
	950,000	4.850		01/11/33	941,391
Ivory Coast Government International Bonds
	566,000	6.125		06/15/33	508,692
Oman Government International Bonds
	1,410,000	4.750		06/15/26	1,385,325
	1,280,000	5.625		01/17/28	1,285,914
Republic of Poland Government International Bonds (c)
	590,000	5.125		09/18/34	588,094
	370,000	5.500		03/18/54	367,244

					8,230,365

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $10,953,295)					$10,410,846

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – 1.2%

Illinois – 1.2%
Illinois State GO Bonds Build America Series 2010
$3,831,429	7.350%	07/01/35	$4,147,823
Illinois State GO Bonds Taxable-Pension Series 2003
4,280,000	5.100	06/01/33	4,248,847

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $8,397,376)			$8,396,670

Shares	Description		Value

Common Stocks(h) – 0.2%

Media – 0.1%
242,215	iHeartMedia, Inc. Class A		$506,229

Oil, Gas & Consumable Fuels – 0.1%
24,684	Summit Midstream Partners LP		692,880

TOTAL COMMON STOCKS (Cost $1,306,954)			$1,199,109

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 12.6%

U.S. Treasury Bonds
$500,000	4.375%	05/15/41	$499,141
500,000	3.625	02/15/53	439,297
U.S. Treasury Inflation-Indexed Bonds
14,543,927	1.500	02/15/53	12,716,592
U.S. Treasury Notes
39,010,000	4.250(k)	10/15/25	38,688,472
3,200,000	4.000	10/31/29	3,163,000
31,040,000	3.875	11/30/29	30,487,100

TOTAL U.S. TREASURY OBLIGATIONS (Cost $86,525,972)			$85,993,602

TOTAL INVESTMENTS – 144.3% (Cost $1,019,964,917)			$982,493,672

LIABILITIES IN EXCESS OF OTHER ASSETS – (44.3)%			(301,708,634)

NET ASSETS – 100.0%			$680,785,038

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2024.

(f)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $304,450,355 which represents approximately 44.7% of net assets as of March 31, 2024.

(g)	Pay-in-kind securities.

(h)	Security is currently in default and/or non-income producing.

(i)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2024. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(k)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	AUD	2,068,750	NZD	2,231,956	04/08/24	$14,912
	AUD	35,819,095	NZD	38,880,766	04/24/24	127,543
	AUD	900,147	USD	586,105	04/30/24	981
	CHF	1,954,090	EUR	2,009,500	04/24/24	2,496
	CHF	615,197	USD	683,000	04/24/24	966
	CLP	1,299,751,545	USD	1,313,079	06/21/24	10,759
	COP	29,022,183,166	USD	7,165,849	05/10/24	291,034
	COP	16,154,170,664	USD	4,070,295	06/20/24	53,469
	CZK	31,714,470	EUR	1,251,173	04/24/24	824
	EUR	6,582,192	CHF	6,349,100	04/24/24	49,184
	EUR	554,682	PLN	2,384,578	04/15/24	1,853
	EUR	1,977,605	PLN	8,530,125	04/24/24	453
	EUR	1,538,999	SEK	17,342,984	04/11/24	40,126
	EUR	1,545,111	SEK	17,394,857	04/16/24	41,885
	EUR	23,653,232	SEK	269,411,376	04/24/24	349,385
	EUR	5,040,000	SEK	57,767,220	06/20/24	40,366
	EUR	28,974,389	USD	30,940,149	04/05/24	324,951
	EUR	5,741,961	USD	6,161,698	04/15/24	36,706
	EUR	605,448	USD	652,444	05/08/24	1,741
	EUR	2,520,639	USD	2,718,578	05/21/24	6,402
	EUR	2,632,847	USD	2,846,758	06/20/24	3,026
	EUR	170,354	USD	184,380	07/24/24	293
	EUR	5,044,416	USD	5,447,243	08/06/24	24,456
	GBP	7,095,932	EUR	8,293,768	04/24/24	988
	GBP	4,243,637	USD	5,338,490	04/10/24	17,906

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	GBP	6,363,158	USD	8,019,423	04/22/24	$12,800
	GBP	4,145,545	USD	5,227,015	06/03/24	7,117
	GBP	2,164,287	USD	2,725,000	06/20/24	7,820
	HUF	748,134,791	USD	2,047,186	04/08/24	1,163
	HUF	17,302,711	USD	43,644	04/15/24	3,707
	HUF	1,825,673,182	USD	4,955,818	05/13/24	31,879
	HUF	3,143,663,823	USD	8,542,880	06/03/24	36,617
	MXN	65,124,114	USD	3,524,571	04/10/24	386,726
	MXN	230,079,125	USD	13,526,189	06/20/24	137,900
	NOK	783,422	USD	68,624	04/26/24	3,586
	NZD	43,230	USD	22,256	05/07/24	3,574
	NZD	9,130,905	USD	5,454,143	05/22/24	1,464
	PLN	2,384,578	EUR	551,354	04/15/24	1,739
	PLN	3,952,261	EUR	913,302	04/24/24	3,009
	PLN	1,087,682	USD	272,000	04/24/24	252
	USD	1,977,000	AUD	3,022,137	04/24/24	6,270
	USD	1,325,552	AUD	2,024,006	06/20/24	3,612
	USD	9,554,691	BRL	47,701,248	04/02/24	45,767
	USD	2,722,424	BRL	13,588,969	04/15/24	17,147
	USD	2,703,704	BRL	13,519,873	05/03/24	16,890
	USD	4,330,407	CAD	5,832,568	05/02/24	22,482
	USD	11,883,199	CAD	16,028,062	06/20/24	36,629
	USD	21,462,572	CHF	18,728,089	06/20/24	508,966
	USD	2,714,000	CLP	2,612,225,000	06/21/24	53,365
	USD	27,276,575	CNH	195,760,786	06/20/24	219,578
	USD	2,731,000	CZK	63,715,431	04/24/24	14,893
	USD	73,914	CZK	1,718,799	06/20/24	623
	USD	27,871,339	EUR	25,513,087	04/03/24	343,333
	USD	27,199,270	EUR	24,922,442	04/05/24	306,463
	USD	9,355,471	EUR	8,644,982	04/15/24	23,276
	USD	1,658,774	EUR	1,528,772	04/16/24	8,410
	USD	1,775,000	EUR	1,635,804	04/24/24	8,519
	USD	11,873,199	EUR	10,851,051	05/02/24	151,519
	USD	19,360,253	EUR	17,812,566	05/08/24	113,823
	USD	37,136,300	EUR	34,161,257	05/21/24	205,691
	USD	15,310,857	EUR	13,962,173	06/20/24	198,254
	USD	4,803,668	EUR	4,366,881	07/17/24	71,241
	USD	8,259,403	EUR	7,549,907	07/24/24	74,874
	USD	5,705,932	EUR	5,234,382	08/06/24	28,176
	USD	13,547,195	EUR	12,351,786	09/19/24	122,033
	USD	24,188,293	GBP	19,042,852	04/08/24	152,316
	USD	8,213,220	GBP	6,456,241	04/10/24	64,033
	USD	40,203,064	GBP	31,749,151	04/22/24	126,066
	USD	2,046,000	GBP	1,619,672	04/24/24	1,463
	USD	7,853,398	GBP	6,218,347	06/03/24	2,166
	USD	2,623,642	GBP	2,073,472	06/05/24	5,671
	USD	9,803,900	GBP	7,674,244	06/20/24	113,724
	USD	2,257,879	HUF	816,453,974	04/08/24	22,477
	USD	1,134,747	HUF	411,182,165	04/15/24	9,487
	USD	22,897,965	HUF	8,292,603,550	05/13/24	242,769
	USD	2,746,301	HUF	999,367,516	06/20/24	20,889
	USD	16,328,000	INR	1,357,111,943	06/20/24	93,632
	USD	12,234,000	JPY	1,792,156,338	06/20/24	247,337
	USD	6,819,000	KRW	9,014,531,598	06/20/24	110,611

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	USD	274,495	NOK	2,951,645	04/26/24	$2,436
	USD	314,079	NOK	3,355,433	04/30/24	4,770
	USD	453,822	NOK	4,868,145	05/31/24	4,742
	USD	13,850,946	NOK	144,807,478	06/20/24	486,929
	USD	17,016,158	NZD	27,814,808	04/02/24	398,192
	USD	12,737,054	NZD	21,210,833	04/04/24	64,629
	USD	26,156,074	NZD	43,235,027	04/15/24	324,914
	USD	20,428,237	NZD	34,139,283	04/22/24	31,173
	USD	2,729,499	NZD	4,561,787	05/03/24	3,941
	USD	5,377,742	NZD	8,733,157	05/07/24	159,868
	USD	21,303,388	NZD	35,018,737	05/22/24	380,110
	USD	711,968	NZD	1,168,098	05/31/24	14,038
	USD	13,629,137	NZD	22,300,054	06/20/24	305,292
	USD	3,175,310	PLN	12,632,068	04/24/24	13,439
	USD	5,434,321	PLN	21,539,540	06/03/24	45,145
	USD	2,729,000	PLN	10,705,185	06/20/24	51,198
	USD	2,410,644	SEK	25,329,948	04/24/24	41,971
	USD	2,970,745	SEK	30,810,083	04/25/24	89,495
	USD	5,613,042	SEK	57,603,385	06/20/24	213,488
	USD	31,167,497	SGD	41,940,626	04/24/24	71,482
	USD	11,334,580	SGD	15,061,775	06/20/24	138,634
	USD	2,040,549	ZAR	38,092,901	04/04/24	29,923
	USD	1,840,432	ZAR	34,552,133	04/12/24	17,850
	USD	1,648,671	ZAR	31,239,612	05/10/24	4,606
	USD	5,441,022	ZAR	102,409,581	06/20/24	70,040
	USD	1,915,642	ZAR	36,664,788	09/06/24	6,667
	ZAR	54,351,400	USD	2,836,320	04/04/24	32,464
	ZAR	17,997,016	USD	948,449	04/12/24	871
	ZAR	15,524,138	USD	816,016	04/15/24	2,664
	ZAR	80,994,424	USD	4,259,066	05/10/24	3,475
	ZAR	27,594,209	USD	1,432,989	09/06/24	3,720

TOTAL						$8,914,699

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	782,121	USD	515,783	04/30/24	$(5,674)
	AUD	35,707,107	USD	23,509,967	06/20/24	(188,574)
	AUD	823,452	USD	539,773	09/26/24	(648)
	AUD	825,130	USD	541,202	09/27/24	(966)
	AUD	935,064	USD	613,589	10/02/24	(1,332)
	BRL	54,142,824	USD	10,850,337	04/02/24	(57,329)
	CAD	5,971,674	USD	4,433,686	05/02/24	(23,018)
	CAD	18,324,695	USD	13,584,000	06/20/24	(39,955)
	CHF	1,266,124	EUR	1,310,363	04/24/24	(7,386)
	CHF	2,376,790	USD	2,729,000	06/20/24	(69,769)
	CLP	3,867,355,007	USD	4,081,225	06/21/24	(142,199)
	CNH	77,825,235	USD	10,866,000	06/20/24	(109,416)
	CZK	68,046,224	USD	2,904,661	04/24/24	(3,937)
	CZK	204,024,780	USD	8,809,525	06/20/24	(109,671)
	EUR	13,133,987	CHF	12,820,299	04/24/24	(70,203)

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	EUR	2,475,601	CZK	62,927,786	04/24/24	$(9,167)
	EUR	5,135,629	GBP	4,410,288	04/24/24	(21,284)
	EUR	4,996,246	JPY	815,286,373	06/20/24	(45,046)
	EUR	913,995	PLN	3,952,261	04/08/24	(3,047)
	EUR	3,758,020	PLN	16,262,038	04/24/24	(12,240)
	EUR	25,513,779	USD	27,920,005	04/03/24	(391,251)
	EUR	33,491,946	USD	36,569,293	04/05/24	(429,475)
	EUR	2,598,729	USD	2,819,365	04/24/24	(13,037)
	EUR	12,699,910	USD	13,825,481	05/02/24	(106,600)
	EUR	13,047,339	USD	14,184,614	05/08/24	(87,000)
	EUR	23,605,211	USD	25,672,943	05/21/24	(154,126)
	EUR	16,457,455	USD	18,042,722	06/14/24	(233,851)
	EUR	20,763,133	USD	22,708,672	06/20/24	(234,736)
	EUR	6,738,541	USD	7,387,185	07/17/24	(84,570)
	EUR	7,345,619	USD	8,026,963	07/24/24	(63,896)
	EUR	2,538,064	USD	2,757,805	08/06/24	(4,758)
	EUR	1,583,247	USD	1,740,305	09/18/24	(19,552)
	EUR	21,862,953	USD	23,913,668	09/19/24	(150,812)
	GBP	3,729,289	EUR	4,363,521	04/24/24	(4,563)
	GBP	15,449,329	USD	19,696,470	04/08/24	(196,254)
	GBP	1,537,697	USD	1,943,554	04/10/24	(2,644)
	GBP	37,820,229	USD	47,982,343	04/22/24	(241,814)
	GBP	2,268,316	USD	2,868,000	04/24/24	(4,670)
	GBP	14,596,510	USD	18,435,485	06/03/24	(6,052)
	GBP	9,017,158	USD	11,464,865	06/20/24	(79,007)
	HKD	6,401,081	USD	820,341	05/28/24	(1,012)
	HUF	1,213,730,651	USD	3,337,186	04/08/24	(14,064)
	HUF	5,976,618,831	USD	16,542,155	04/15/24	(186,263)
	HUF	5,146,424,537	USD	14,141,740	05/13/24	(81,833)
	INR	1,360,533,351	USD	16,375,753	06/20/24	(100,457)
	JPY	2,815,594,473	USD	19,255,371	06/20/24	(423,543)
	KRW	19,861,002,597	USD	15,043,034	06/20/24	(262,972)
	NOK	11,910,805	USD	1,100,174	05/31/24	(1,419)
	NOK	43,967,944	USD	4,249,178	06/20/24	(191,456)
	NZD	2,236,604	AUD	2,068,750	04/08/24	(12,135)
	NZD	14,142,996	AUD	13,011,000	04/24/24	(34,458)
	NZD	6,704,125	AUD	6,202,750	06/20/24	(45,619)
	NZD	27,813,881	USD	16,977,549	04/02/24	(360,135)
	NZD	21,215,049	USD	12,815,230	04/04/24	(140,286)
	NZD	37,402,475	USD	22,916,812	04/15/24	(570,365)
	NZD	27,629,958	USD	16,701,140	04/22/24	(193,178)
	NZD	682,635	USD	410,000	04/24/24	(2,148)
	NZD	20,430,934	USD	12,217,698	05/03/24	(10,706)
	NZD	12,173,693	USD	7,402,377	05/07/24	(128,858)
	NZD	57,669,892	USD	35,068,715	05/22/24	(611,645)
	NZD	2,354,479	USD	1,426,578	06/20/24	(19,822)
	PLN	3,952,261	EUR	919,558	04/08/24	(2,957)
	PLN	23,693,890	EUR	5,493,637	04/24/24	(1,797)
	PLN	21,553,820	USD	5,437,924	06/03/24	(45,175)
	PLN	40,672,709	USD	10,351,037	06/20/24	(177,138)
	SEK	17,342,984	EUR	1,524,092	04/11/24	(24,036)
	SEK	56,638,867	EUR	4,986,875	06/20/24	(88,631)
	SEK	17,394,857	USD	1,659,102	04/16/24	(32,983)
	SEK	8,655,118	USD	819,000	04/24/24	(9,636)

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	SEK	30,903,820	USD	2,917,427	04/25/24	$(27,411)
	SEK	51,926,412	USD	5,091,945	06/20/24	(224,531)
	SGD	31,906,922	USD	23,742,082	04/24/24	(85,351)
	USD	1,281,624	BRL	6,441,576	04/02/24	(2,461)
	USD	12,617,500	CAD	17,095,435	06/20/24	(17,980)
	USD	4,270,137	CHF	3,836,671	06/20/24	(22,458)
	USD	2,278,720	CLP	2,241,462,664	06/21/24	(4,282)
	USD	8,862,134	COP	35,987,519,132	05/10/24	(384,405)
	USD	4,075,000	COP	16,143,821,000	06/20/24	(46,122)
	USD	34,302,781	EUR	32,135,486	04/05/24	(373,337)
	USD	5,417,314	GBP	4,299,043	06/20/24	(11,036)
	USD	9,173,337	HUF	3,365,697,477	04/15/24	(37,387)
	USD	2,558,982	HUF	943,946,076	06/20/24	(15,287)
	USD	5,463,000	INR	457,061,895	06/20/24	(4,575)
	USD	3,656,050	MXN	65,124,113	04/10/24	(255,248)
	USD	5,700,670	MXN	96,908,202	06/20/24	(54,577)
	USD	2,603,877	SGD	3,549,553	04/24/24	(27,866)
	USD	140,200	TRY	5,084,938	06/20/24	(2,862)
	USD	852,105	ZAR	16,277,186	04/04/24	(7,040)
	USD	5,160,044	ZAR	97,847,328	04/12/24	(1,277)
	USD	521,087	ZAR	10,088,251	09/06/24	(4,164)
	ZAR	65,905,620	USD	3,516,621	04/12/24	(40,184)
	ZAR	45,491,852	USD	2,388,271	09/06/24	(19,711)

TOTAL						$(8,873,808)

FORWARD SALES CONTRACTS — At March 31, 2024, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Uniform Mortgage-Backed Security	4.500%	TBA - 30yr	04/11/24	$(100,000,000)	$(95,222,660)
Uniform Mortgage-Backed Security	5.000	TBA - 30yr	04/11/24	(134,000,000)	(130,786,091)
Uniform Mortgage-Backed Security	2.500	TBA - 30yr	04/11/24	(29,000,000)	(23,971,446)
Uniform Mortgage-Backed Security	4.000	TBA - 30yr	04/11/24	(10,000,000)	(9,260,156)
Uniform Mortgage-Backed Security	3.500	TBA - 30yr	04/11/24	(6,000,000)	(5,368,360)
Uniform Mortgage-Backed Security	6.000	TBA - 30yr	04/11/24	(41,000,000)	(41,389,180)
Uniform Mortgage-Backed Security	6.500	TBA - 30yr	05/15/24	(4,000,000)	(4,084,062)
Uniform Mortgage-Backed Security	7.000	TBA - 30yr	05/15/24	(12,000,000)	(12,352,420)

(PROCEEDS RECEIVED: $(322,782,266))					$(322,434,375)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	223	06/18/24	$ 24,707,703	$ (13,529)
30 Year German Euro-Buxl	1	06/06/24	146,508	2,566
5 Year German Euro-Bund	1	06/06/24	143,897	1,121
5 Year U.S. Treasury Notes	1,070	06/28/24	114,506,719	(20,261)
French 10 Year Government Bonds	1	06/06/24	138,276	840

Total				$ (29,263)

Short position contracts:
10 Year U.K. Long Gilt	(1)	06/26/24	(126,139)	(3,006)
2 Year German Euro-Schatz	(543)	06/06/24	(61,920,698)	2,091
2 Year U.S. Treasury Notes	(94)	06/28/24	(19,221,531)	22,601
20 Year U.S. Treasury Bonds	(122)	06/18/24	(14,693,375)	(91)
5 Year German Euro-Bobl	(332)	06/06/24	(42,354,569)	(111,547)
Ultra 10-Year U.S. Treasury Note	(464)	06/18/24	(53,178,750)	(317,954)
Ultra Long U.S. Treasury Bonds	(190)	06/18/24	(24,510,000)	(228,811)

Total				$(636,717)

TOTAL FUTURES CONTRACTS				$(665,980)

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M EURO(a)	3.883%(b)	06/12/24	EUR	523,020	(c)	$(9,875)	$—	$(9,875)
12M SOFR(d)	4.430 (d)	12/31/24		$10		(79)	(1)	(78)
1M BID Average(a)	12.064 (a)	01/02/25	BRL	37,210		66,674	600,143	(533,469)
1M BID Average(a)	12.060 (a)	01/02/25		42,110		(2,920)	681,872	(684,792)
13.300%(a)	1M BID Average(a)	01/02/25		26,230		(137,456)	(555,871)	418,415
12.713(e)	1M BID Average(b)	01/02/25		15,070		(52,153)	(292,417)	240,264
1M BID Average(a)	10.850 (a)	01/02/26		131,839		94,729	24,340	70,389
1M BID Average(a)	9.750 (a)	01/02/26		40,930		(36,148)	(94,397)	58,249
6M EURO(a)	2.250 (b)	02/17/26	EUR	53,930	(c)	(146,149)	(14,106)	(132,043)
3.750(a)	12M SOFR(b)	02/18/26		$46,260	(c)	161,776	(4,742)	166,518
6M AUDOR(b)	3.750 (a)	02/21/26	AUD	113,680	(c)	17,320	(31,362)	48,682
3.750(b)	6M CDOR(a)	02/21/26	CAD	80,130	(c)	20,214	(11,110)	31,324
3.750(b)	3M AUDOR(a)	02/28/26	AUD	110,660	(c)	(21,432)	77,057	(98,489)
3M NZDOR(b)	4.500 (b)	02/28/26	NZD	99,630	(c)	88,441	(90,039)	178,480
6M EURO(b)	2.820 (b)	03/19/26	EUR	57,960	(c)	(6,479)	(21,326)	14,847
Mexico Interbank TIIE 28 Days(a)	9.250 (a)	06/17/26	MXN	307,420	(c)	(64,687)	(13,777)	(50,910)
3M CNRR(a)	2.000 (b)	06/19/26	CNY	89,760	(c)	19,446	18,120	1,326

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date		Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M EURO(d)	3.000%(d)	06/19/26	EUR	34,420	(c)	$186,208	$195,164	$(8,956)
3M KWCDC(b)	3.250 (e)	06/19/26	KRW	24,609,530	(c)	(26,552)	(30,989)	4,437
3M STIBOR(b)	3.250 (b)	06/19/26	SEK	1,808,040	(c)	719,838	1,120,031	(400,193)
4.000%(b)	3M AUDOR(a)	06/19/26	AUD	126,350	(c)	(237,754)	(230,888)	(6,866)
12M CDOR(b)	4.250 (a)	06/19/26	CAD	152,680	(c)	531,165	620,516	(89,351)
3M NIBOR(b)	4.500 (b)	06/19/26	NOK	1,485,720	(c)	628,924	1,093,413	(464,489)
1.000(e)	6M CHFOR(e)	06/19/26	CHF	248,760	(c)	(24,108)	122,742	(146,850)
5.000(b)	6M WIBOR(b)	06/19/26	PLN	36,700	(c)	41,431	35,727	5,704
4.250(e)	12M SOFR(e)	06/28/26		$21,460	(c)	36,216	55,419	(19,203)
4.000(e)	6M CDOR(a)	06/28/26	CAD	11,717	(c)	(3,340)	9,423	(12,763)
3.000(b)	6M EURO(b)	06/28/26	EUR	5,114	(c)	(6,197)	2,924	(9,121)
6M AUDOR(b)	3.750 (a)	06/29/26	AUD	2,870	(c)	(3,154)	(6,937)	3,783
1M BID Average(a)	13.030 (b)	01/04/27	BRL	13,000		150,716	9,007	141,709
11.230(a)	1M BID Average(a)	01/04/27		27,620		(29,753)	43,944	(73,697)
10.286(a)	1M BID Average(b)	01/04/27		26,920		11,835	—	11,835
1M BID Average(e)	8.495 (e)	01/04/27		6,710		(114,279)	(110,933)	(3,346)
3.490(f)	12M SOFR(f)	05/28/27		$10		(28)	(23)	(5)
3.000(b)	6M EURO(b)	06/19/27	EUR	2,980	(c)	(21,707)	(13,003)	(8,704)
12M SOFR(d)	3.350 (d)	10/06/27		$226,570	(c)	(1,286,305)	(353,552)	(932,753)
6M EURO(b)	3.000 (b)	10/20/27	EUR	50,420	(c)	613,795	(977,858)	1,591,653
12M SOFR(d)	3.730 (d)	11/28/27		$21,680	(c)	35,365	88,913	(53,548)
6M EURO(b)	2.673 (b)	04/22/28	EUR	95,650	(c)	1,304,481	222,119	1,082,362
2.852(b)	3M EURO(b)	04/22/28		95,650	(c)	(1,375,126)	(184,555)	(1,190,571)
3.975(e)	12M SOFR(e)	08/31/28		$142,930	(c)	(13,607)	(36,572)	22,965
12M SOFR(d)	3.696 (d)	09/22/28		188,840	(c)	449,798	(432,374)	882,172
1.250(b)	6M EURO(b)	12/19/28	EUR	2,630		200,009	(37,713)	237,722
11.500(a)	1M BID Average(b)	01/02/29	BRL	30,290		(164,220)	(111,487)	(52,733)
10.250(a)	1M BID Average(b)	01/02/29		6,840		12,343	(5,102)	17,445
6M EURO(b)	2.470 (b)	04/12/29	EUR	40,210	(c)	146,739	19,095	127,644
8.500(a)	Mexico Interbank TIIE 28 Days(b)	06/13/29	MXN	209,320	(c)	91,720	709	91,011
3M KWCDC(b)	3.250 (e)	06/19/29	KRW	7,847,220	(c)	3,417	(9,994)	13,411
6M GBP(d)	3.750 (d)	06/19/29	GBP	2,660	(c)	5,123	(10,374)	15,497
2.000(b)	3M CNRR(a)	06/19/29	CNY	94,040	(c)	64,443	79,598	(15,155)
3M NIBOR(b)	4.000 (b)	06/19/29	NOK	467,240	(c)	381,320	427,606	(46,286)
6M AUDOR(b)	4.250 (a)	06/19/29	AUD	18,480	(c)	154,227	129,814	24,413
3.500(e)	6M CDOR(a)	06/19/29	CAD	20,890	(c)	(35,217)	(132,446)	97,229
1.250(e)	6M CHFOR(e)	06/19/29	CHF	20,960	(c)	(251,209)	(231,823)	(19,386)
0.500(e)	6M JYOR(e)	06/19/29	JPY	37,570,000	(c)	578,764	414,845	163,919
3M JIBAR(b)	8.500 (a)	06/19/29	ZAR	9,700	(c)	(3,469)	(2,647)	(822)
12M SOFR(d)	3.750 (d)	06/20/29		$60,960	(c)	(409,279)	(521,055)	111,776
2.680(d)	12M SOFR(d)	07/28/32		52,460	(c)	1,925,749	247,142	1,678,607
1.250(d)	12M JYOR(d)	08/03/33	JPY	3,793,000	(c)	(169,715)	(208,372)	38,657
12M SOFR(d)	4.306 (d)	10/05/33		$44,130	(c)	1,111,666	(288,501)	1,400,167
6M EURO(b)	3.000 (b)	11/10/33	EUR	60,980	(c)	1,483,210	393,704	1,089,506
12M SOFR(d)	3.849 (d)	11/15/33		$48,090	(c)	168,497	45,655	122,842
6M EURO(b)	2.370 (b)	01/19/34	EUR	72,760	(c)	516,024	(66,013)	582,037
2.535(b)	6M EURO(b)	01/19/34		72,760	(c)	(636,070)	73,020	(709,090)
8.500(a)	Mexico Interbank TIIE 28 Days(b)	06/07/34	MXN	27,800	(c)	18,566	2,173	16,393
6M CHFOR(b)	1.250 (b)	06/19/34	CHF	8,640	(c)	95,817	44,629	51,188
6M EURO(b)	3.000 (b)	06/19/34	EUR	6,980	(c)	404,101	360,191	43,910

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date		Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M EURO(b)	3.000%(b)	06/19/34	EUR	32,800	(c)	$1,408,996	$1,109,860	$299,136
3M KWCDC(a)	3.250 (b)	06/19/34	KRW	4,103,210	(c)	766	(15,463)	16,229
6M CDOR(b)	3.500 (a)	06/19/34	CAD	11,500	(c)	40,288	116,176	(75,888)
6M GBP(d)	3.750 (d)	06/19/34	GBP	1,530	(c)	20,711	9,746	10,965
2.750%(b)	3M STIBOR(b)	06/19/34	SEK	97,240	(c)	(105,978)	(195,011)	89,033
6M AUDOR(b)	4.500 (a)	06/19/34	AUD	18,210	(c)	272,085	200,405	71,680
3M NZDOR(b)	4.500 (b)	06/19/34	NZD	4,490	(c)	35,037	13,779	21,258
6M WIBOR(b)	4.750 (b)	06/19/34	PLN	17,240	(c)	(63,139)	(30,110)	(33,029)
1.000(e)	6M JYOR(e)	06/19/34	JPY	1,887,000	(c)	(146,700)	(149,754)	3,054
4.000(b)	6M NIBOR(b)	06/19/34	NOK	68,500	(c)	(181,468)	(190,214)	8,746
3M JIBAR(b)	9.750 (a)	06/19/34	ZAR	34,920	(c)	(13,822)	26,765	(40,587)
3.750(e)	12M SOFR(e)	06/20/34	$	5,840	(c)	22,061	16,642	5,419
3.240(f)	12M SOFR(f)	10/06/35		53,770	(c)	1,771,829	(561,085)	2,332,914
3.781(f)	12M SOFR(f)	09/22/36		42,590	(c)	(370,593)	657,657	(1,028,250)
12M SOFR(b)	2.910 (b)	07/28/37		133,650	(c)	(3,894,789)	(1,116,306)	(2,778,483)
6M EURO(b)	2.152 (b)	08/09/37	EUR	64,760	(c)	(1,303,887)	(2,534,176)	1,230,289
12M SOFR(d)	3.391 (d)	05/10/38	$	146,040	(c)	(1,996,893)	(1,464,540)	(532,353)
6M JYOR(b)	1.500 (b)	08/03/38	JPY	4,111,000	(c)	(172,785)	(312,755)	139,970
6M EURO(b)	3.000 (b)	01/25/39	EUR	31,130	(c)	424,015	104,680	319,335
1.451(b)	6M EURO(b)	08/10/42		165,670	(c)	5,821,015	4,288,496	1,532,519
2.500(b)	6M EURO(b)	01/25/44		74,430	(c)	(556,864)	(85,326)	(471,538)
3.000(b)	6M EURO(b)	06/19/44		550	(c)	(45,458)	(34,737)	(10,721)
2.080(d)	12M SOFR(d)	07/28/47	$	123,820	(c)	3,506,917	1,346,123	2,160,794
6M EURO(b)	1.051 (b)	08/11/47	EUR	96,990	(c)	(2,756,418)	(1,901,700)	(854,718)
6M EURO(b)	2.000 (b)	01/25/49		44,350	(c)	225,455	(8,552)	234,007
2.564(f)	12M SOFR(f)	05/11/53	$	129,690	(c)	2,692,689	1,191,126	1,501,563
2.000(b)	6M EURO(b)	05/17/53	EUR	15,000	(c)	(29,739)	(8,987)	(20,752)
2.500(b)	6M EURO(b)	11/10/53		32,780	(c)	(1,712,642)	(1,111,094)	(601,548)
3.613(e)	12M SOFR(e)	11/15/53	$	28,730	(c)	(649,994)	(267,099)	(382,895)
3.512(e)	12M SOFR(e)	11/29/53		7,370	(c)	(117,900)	(144,667)	26,767
2.750(b)	6M EURO(b)	06/19/54	EUR	14,080	(c)	(1,441,116)	(1,109,150)	(331,966)

TOTAL						$7,933,319	$(32,575)	$7,965,894

(a)	Payments made semi-annually.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.
(d)	Payments made monthly.
(e)	Payments made quarterly.
(f)	Payments made at maturity.

OVER-THE-COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CMBX.NA.BBB.17	3.000%	4.968%	JPMorgan Securities, Inc.	12/15/56	$10,500	$(1,258,606)	$(1,352,294)	$ 93,688

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

CMBX.NA.AAA.16	0.500%	0.714%	MS & Co. Int. PLC	04/17/65	$13,100	$ (180,811)	$ (248,201)	$ 67,390

TOTAL						$(1,439,417)	$(1,600,495)	$161,078

(a)	Payments made monthly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 39	5.000%	2.723%	12/20/27	$21,750	$1,637,672	$1,594,225	$ 43,447
CDX.NA.IG Index 40	1.000	0.403	06/20/28	26,349	613,831	360,879	252,952
Republic of Chile, 3.240%, 02/06/28	1.000	0.496	12/20/28	6,530	142,944	111,048	31,896
Republic of Indonesia, 2.15%, 7/28/31	1.000	0.732	06/20/29	6,570	83,339	79,401	3,938
Republic of Peru, 8.750%, 11/21/33	1.000	0.662	06/20/29	4,180	67,258	67,605	(347)
Republic of Peru, 8.750%, 11/21/33	1.000	0.600	12/20/28	2,350	41,334	16,998	24,336
Republic of the Philippines, 9.500%, 02/02/30	1.000	0.630	06/20/29	6,510	113,745	116,028	(2,283)
United Mexican States, 4.150%, 03/28/27	1.000	0.921	06/20/29	6,590	26,471	21,120	5,351

TOTAL					$2,726,594	$2,367,304	$359,290

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2024, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts Puts
3M IRS	Barclays Bank PLC	4.550%	04/22/2024	112,910,000	$ 112,910,000	$ 357,770	$ 301,278	$ 56,492
3M IRS	UBS AG (London)	4.520	04/30/2024	56,700,000	56,700,000	188,470	151,176	37,294

Total purchased option contracts				169,610,000	$ 169,610,000	$ 546,240	$ 452,454	$ 93,786

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
1M IRS	BofA Securities LLC	2.682%	04/15/2024	(12,630,000)	$(12,630,000)	$(153,194)	$ (97,099)	$ (56,095)
1M IRS	BofA Securities LLC	2.651	04/22/2024	(12,690,000)	(12,690,000)	(140,945)	(93,243)	(47,702)
2M IRS	Citibank NA	2.600	04/08/2024	(12,640,000)	(12,640,000)	(62,374)	(107,652)	45,278
2M IRS	Citibank NA	3.896	04/22/2024	(13,510,000)	(13,510,000)	(140,437)	(121,928)	(18,509)
2M IRS	Citibank NA	2.577	04/29/2024	(12,660,000)	(12,660,000)	(100,179)	(94,411)	(5,768)
1M IRS	Deutsche Bank AG (London)	3.805	04/29/2024	(13,680,000)	(13,680,000)	(1,101)	(110,124)	109,023
2M IRS	MS & Co. Int. PLC	3.718	04/08/2024	(13,460,000)	(13,460,000)	(15,879)	(133,254)	117,375
2M IRS	MS & Co. Int. PLC	3.902	04/15/2024	(13,400,000)	(13,400,000)	(126,965)	(123,950)	(3,015)

				(104,670,000)	$(104,670,000)	$(741,074)	$ (881,661)	$140,587

Puts
3M IRS	Barclays Bank PLC	4.723	04/22/2024	(112,910,000)	(112,910,000)	(161,406)	(188,299)	26,893
3M IRS	Barclays Bank PLC	4.896	04/22/2024	(112,910,000)	(112,910,000)	(40,045)	(112,979)	72,934
1M IRS	BofA Securities LLC	2.682	04/15/2024	(12,630,000)	(12,630,000)	(21,870)	(97,099)	75,229
1M IRS	BofA Securities LLC	2.651	04/22/2024	(12,690,000)	(12,690,000)	(42,194)	(93,243)	51,049
2M IRS	Citibank NA	2.600	04/08/2024	(12,640,000)	(12,640,000)	(32,492)	(107,652)	75,160
2M IRS	Citibank NA	3.896	04/22/2024	(13,510,000)	(13,510,000)	(63,852)	(121,928)	58,076
2M IRS	Citibank NA	2.577	04/29/2024	(12,660,000)	(12,660,000)	(85,226)	(94,411)	9,185
1M IRS	Deutsche Bank AG (London)	3.805	04/29/2024	(13,680,000)	(13,680,000)	(1,101)	(110,124)	109,023
2M IRS	MS & Co. Int. PLC	3.718	04/08/2024	(13,460,000)	(13,460,000)	(144,706)	(133,254)	(11,452)
2M IRS	MS & Co. Int. PLC	3.902	04/15/2024	(13,400,000)	(13,400,000)	(48,586)	(123,950)	75,364
3M IRS	UBS AG (London)	4.860	04/30/2024	(56,700,000)	(56,700,000)	(31,331)	(57,591)	26,260
3M IRS	UBS AG (London)	4.690	04/30/2024	(56,700,000)	(56,700,000)	(94,278)	(93,586)	(692)

				(443,890,000)	$(443,890,000)	$(767,087)	$(1,334,116)	$567,029

Total written option contracts				(548,560,000)	$(548,560,000)	$(1,508,161)	$(2,215,777)	$707,616

TOTAL				(378,950,000)	$(378,950,000)	$(961,921)	$(1,763,323)	$801,402

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts Calls
Call USD/Put ZAR	Barclays Bank PLC	$ 19.480	04/02/2024	5,343,000	$ 5,343,000	$ 27	$ 55,460	$ (55,433)
Call EUR/Put USD	BNP Paribas SA	1.089	08/02/2024	2,449,000	2,449,000	29,454	49,168	(19,714)
Call USD/Put NOK	Citibank NA	10.975	04/24/2024	21,802,500	21,802,500	103,300	104,652	(1,352)
Call USD/Put ZAR	Citibank NA	20.860	09/04/2024	42,682,000	42,682,000	528,531	637,349	(108,818)
Call USD/Put ZAR	Deutsche Bank AG
	(London)	19.350	05/08/2024	10,912,000	10,912,000	83,892	103,140	(19,248)
Call USD/Put NOK	HSBC Bank PLC	11.033	05/29/2024	21,850,000	21,850,000	176,482	140,277	36,205
Call USD/Put HUF	JPMorgan
	Securities, Inc.	367.400	04/11/2024	10,640,000	10,640,000	39,496	57,882	(18,386)
Call USD/Put ZAR	JPMorgan
	Securities, Inc.	18.950	04/10/2024	10,878,000	10,878,000	66,247	94,220	(27,973)
Call EUR/Put USD	MS & Co. Int. PLC	1.101	07/22/2024	4,882,000	4,882,000	30,137	80,792	(50,655)

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Call USD/Put HUF	MS & Co. Int. PLC	$ 367.400	04/11/2024	10,640,000	$ 10,640,000	$ 39,496	$ 134,809	$ (95,313)
Call USD/Put HUF	MS & Co. Int. PLC	369.000	05/09/2024	21,238,000	21,238,000	173,408	277,581	(104,173)
Call USD/Put HUF	MS & Co. Int. PLC	371.600	05/30/2024	21,863,000	21,863,000	253,283	253,283	—
Call EUR/Put USD	UBS AG (London)	1.106	07/15/2024	4,850,000	4,850,000	21,270	79,119	(57,849)
Call USD/Put COP	UBS AG (London)	4,232.000	05/08/2024	2,552,000	2,552,000	1,802	117,137	(115,335)

				192,581,500	$ 192,581,500	$ 1,546,825	$ 2,184,869	$ (638,044)

Puts
Put AUD/Call USD	Barclays Bank PLC	0.621	09/24/2024	41,484,000	41,484,000	192,367	216,132	(23,765)
Put NZD/Call USD	Barclays Bank PLC	0.603	04/02/2024	35,678,667	35,678,667	160,255	90,857	69,398
Put EUR/Call USD	BNP Paribas SA	1.087	05/17/2024	32,048,000	32,048,000	363,314	208,082	155,232
Put EUR/Call USD	BNP Paribas SA	1.089	08/02/2024	2,449,000	2,449,000	38,369	49,168	(10,799)
Put EUR/Call USD	BNP Paribas SA	1.061	09/16/2024	29,922,000	29,922,000	222,967	156,227	66,740
Put GBP/Call USD	BNP Paribas SA	1.264	04/18/2024	34,100,000	34,100,000	254,233	219,070	35,163
Put GBP/Call USD	BNP Paribas SA	1.255	05/30/2024	34,622,000	34,622,000	315,064	332,062	(16,998)
Put AUD/Call USD	BofA
	Securities LLC	0.622	09/25/2024	41,891,000	41,891,000	203,481	213,914	(10,433)
Put EUR/Call USD	BofA
	Securities LLC	1.067	04/11/2024	14,823,000	14,823,000	10,699	113,742	(103,043)
Put GBP/Call USD	BofA
	Securities LLC	1.266	04/04/2024	12,714,000	12,714,000	65,199	72,733	(7,534)
Put NZD/Call USD	BofA
	Securities LLC	0.595	05/03/2024	26,007,000	26,007,000	117,622	174,682	(57,060)
Put NZD/Call USD	Citibank NA	0.610	05/20/2024	51,888,000	51,888,000	747,422	352,340	395,082
Put EUR/Call USD	Deutsche Bank AG
	(London)	1.090	04/29/2024	19,911,000	19,911,000	238,396	130,877	107,519
Put EUR/Call USD	HSBC Bank PLC	1.074	05/17/2024	15,854,000	15,854,000	83,673	143,008	(59,335)
Put GBP/Call USD	HSBC Bank PLC	1.276	04/04/2024	25,412,000	25,412,000	351,977	161,404	190,573
Put NZD/Call USD	JPMorgan
	Securities, Inc.	0.597	05/20/2024	53,518,000	53,518,000	349,735	271,371	78,364
Put EUR/Call USD	MS & Co. Int. PLC	1.101	07/22/2024	4,882,000	4,882,000	110,822	80,792	30,030
Put GBP/Call USD	MS & Co. Int. PLC	1.264	04/18/2024	25,655,000	25,655,000	191,271	155,769	35,502
Put AUD/Call USD	UBS AG (London)	0.623	09/30/2024	41,741,000	41,741,000	215,537	207,263	8,274
Put EUR/Call USD	UBS AG (London)	1.060	04/03/2024	15,190,607	15,190,607	16	345,483	(345,467)
Put EUR/Call USD	UBS AG (London)	1.089	06/12/2024	40,036,000	40,036,000	542,977	329,035	213,942
Put EUR/Call USD	UBS AG (London)	1.106	07/15/2024	4,850,000	4,850,000	126,892	79,119	47,773
Put EUR/Call USD	UBS AG (London)	1.058	09/17/2024	29,952,000	29,952,000	204,417	158,515	45,902
Put NZD/Call USD	UBS AG (London)	0.611	04/11/2024	53,202,000	53,202,000	676,396	211,432	464,964
Put NZD/Call USD	UBS AG (London)	0.600	04/18/2024	53,518,000	53,518,000	274,596	192,471	82,125
Put NZD/Call USD	UBS AG (London)	0.594	05/01/2024	54,658,000	54,658,000	206,676	219,444	(12,768)
Put USD/Call COP	UBS AG (London)	4,232.000	05/08/2024	2,552,000	2,552,000	230,770	117,137	113,633

				798,558,274	$ 798,558,274	$ 6,495,143	$ 5,002,129	$ 1,493,014

Total purchased option contracts				991,139,774	$ 991,139,774	$ 8,041,968	$ 7,186,998	$ 854,970

Written option contracts Calls
Call AUD/Put NZD	Barclays Bank PLC	1.088	04/30/2024	(13,355,000)	(13,355,000)	(53,479)	(40,486)	(12,993)
Call EUR/Put CZK	Barclays Bank PLC	25.385	04/09/2024	(1,981,000)	(1,981,000)	(1,983)	(10,702)	8,719
Call EUR/Put SEK	Barclays Bank PLC	11.190	04/09/2024	(3,962,000)	(3,962,000)	(123,299)	(28,517)	(94,782)
Call EUR/Put SEK	Barclays Bank PLC	11.175	04/12/2024	(4,004,000)	(4,004,000)	(130,153)	(43,907)	(86,246)

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Call USD/Put SGD	Barclays Bank PLC	$ 1.342	04/04/2024	(4,268,000)	$ (4,268,000)	$ (24,613)	$ (15,557)	$ (9,056)
Call AUD/Put NZD	BNP Paribas SA	1.071	04/04/2024	(6,620,000)	(6,620,000)	(76,167)	(19,233)	(56,934)
Call EUR/Put CZK	BNP Paribas SA	25.340	04/03/2024	(1,977,000)	(1,977,000)	(1,000)	(11,281)	10,281
Call EUR/Put GBP	BNP Paribas SA	0.856	05/01/2024	(8,082,000)	(8,082,000)	(35,697)	(37,362)	1,665
Call AUD/Put NZD	BofA Securities LLC	1.088	04/23/2024	(13,364,000)	(13,364,000)	(46,130)	(40,912)	(5,218)
Call EUR/Put CZK	BofA Securities LLC	25.290	04/23/2024	(4,019,000)	(4,019,000)	(15,830)	(20,616)	4,786
Call EUR/Put CZK	BofA Securities LLC	25.310	04/29/2024	(4,031,000)	(4,031,000)	(17,087)	(20,481)	3,394
Call EUR/Put PLN	BofA Securities LLC	4.322	04/04/2024	(3,940,000)	(3,940,000)	(1,050)	(16,614)	15,564
Call USD/Put SGD	BofA Securities LLC	1.336	04/18/2024	(8,689,000)	(8,689,000)	(86,847)	(34,452)	(52,395)
Call EUR/Put GBP	Citibank NA	0.855	04/09/2024	(3,962,000)	(3,962,000)	(8,686)	(18,845)	10,159
Call EUR/Put PLN	Citibank NA	4.320	04/18/2024	(3,989,000)	(3,989,000)	(8,224)	(23,579)	15,355
Call EUR/Put SEK	Citibank NA	11.190	04/09/2024	(3,962,000)	(3,962,000)	(123,299)	(25,541)	(97,758)
Call USD/Put NOK	Citibank NA	10.750	04/24/2024	(10,901,500)	(10,901,500)	(151,553)	(126,457)	(25,096)
Call USD/Put ZAR	Citibank NA	19.270	09/04/2024	(21,342,000)	(21,342,000)	(721,146)	(797,487)	76,341
Call EUR/Put CHF	Deutsche Bank AG
	(London)	0.955	04/04/2024	(3,939,000)	(3,939,000)	(80,368)	(25,269)	(55,099)
Call EUR/Put GBP	Deutsche Bank AG
	(London)	0.857	04/03/2024	(3,954,000)	(3,954,000)	(1,565)	(18,383)	16,818
Call EUR/Put PLN	Deutsche Bank AG
	(London)	4.310	04/26/2024	(4,032,000)	(4,032,000)	(15,120)	(22,647)	7,527
Call USD/Put ZAR	Deutsche Bank AG
	(London)	18.950	04/10/2024	(10,878,000)	(10,878,000)	(66,247)	(102,460)	36,213
Call USD/Put NOK	HSBC Bank PLC	10.720	05/29/2024	(10,925,000)	(10,925,000)	(221,657)	(176,603)	(45,054)
Call EUR/Put CHF	JPMorgan
	Securities, Inc.	0.959	04/17/2024	(7,987,000)	(7,987,000)	(121,540)	(46,792)	(74,748)
Call USD/Put ZAR	JPMorgan
	Securities, Inc.	19.480	04/02/2024	(5,343,000)	(5,343,000)	(27)	(10,082)	10,055
Call AUD/Put NZD	MS & Co. Int. PLC	1.079	04/18/2024	(13,237,000)	(13,237,000)	(98,206)	(43,841)	(54,365)
Call EUR/Put CHF	MS & Co. Int. PLC	0.972	04/23/2024	(8,038,000)	(8,038,000)	(40,497)	(45,901)	5,404
Call EUR/Put GBP	MS & Co. Int. PLC	0.859	04/24/2024	(8,026,000)	(8,026,000)	(19,941)	(40,717)	20,776
Call EUR/Put SEK	MS & Co. Int. PLC	11.233	04/16/2024	(7,979,000)	(7,979,000)	(216,917)	(53,009)	(163,908)
Call USD/Put HUF	MS & Co. Int. PLC	367.400	04/11/2024	(21,280,000)	(21,280,000)	(135,447)	(135,447)	—
Call USD/Put SGD	MS & Co. Int. PLC	1.343	04/25/2024	(8,740,000)	(8,740,000)	(51,330)	(37,407)	(13,923)
Call EUR/Put CHF	UBS AG (London)	0.958	04/09/2024	(3,962,000)	(3,962,000)	(65,044)	(25,264)	(39,780)
Call EUR/Put PLN	UBS AG (London)	4.280	04/11/2024	(3,982,000)	(3,982,000)	(21,007)	(22,839)	1,832
Call EUR/Put SEK	UBS AG (London)	11.182	04/03/2024	(3,954,000)	(3,954,000)	(126,105)	(28,303)	(97,802)
Call EUR/Put SEK	UBS AG (London)	11.175	04/12/2024	(4,004,000)	(4,004,000)	(130,153)	(27,910)	(102,243)

				(252,708,500)	$(252,708,500)	$(3,037,414)	$(2,194,903)	$ (842,511)

Puts
Put AUD/Call NZD	Barclays Bank PLC	1.088	04/30/2024	(13,355,000)	(13,355,000)	(29,842)	(40,486)	10,644
Put AUD/Call USD	Barclays Bank PLC	0.647	09/24/2024	(16,594,000)	(16,594,000)	(193,637)	(206,411)	12,774
Put EUR/Call CZK	Barclays Bank PLC	25.385	04/09/2024	(1,981,000)	(1,981,000)	(13,918)	(10,702)	(3,216)
Put EUR/Call SEK	Barclays Bank PLC	11.190	04/09/2024	(3,962,000)	(3,962,000)	(4)	(28,517)	28,513
Put EUR/Call SEK	Barclays Bank PLC	11.175	04/12/2024	(4,004,000)	(4,004,000)	(30)	(11,860)	11,830
Put USD/Call SGD	Barclays Bank PLC	1.342	04/04/2024	(4,268,000)	(4,268,000)	(832)	(15,557)	14,725
Put AUD/Call NZD	BNP Paribas SA	1.071	04/04/2024	(6,620,000)	(6,620,000)	—	(19,233)	19,233

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put EUR/Call CZK	BNP Paribas SA	$ 25.340	04/03/2024	(1,977,000)	$ (1,977,000)	$ (9,730)	$ (11,281)	$ 1,551
Put EUR/Call GBP	BNP Paribas SA	0.856	05/01/2024	(8,082,000)	(8,082,000)	(36,935)	(37,362)	427
Put EUR/Call USD	BNP Paribas SA	1.067	04/11/2024	(14,823,000)	(14,823,000)	(10,699)	(33,366)	22,667
Put EUR/Call USD	BNP Paribas SA	1.074	05/17/2024	(15,854,000)	(15,854,000)	(83,673)	(57,926)	(25,747)
Put EUR/Call USD	BNP Paribas SA	1.089	09/16/2024	(9,974,000)	(9,974,000)	(169,725)	(125,073)	(44,652)
Put GBP/Call USD	BNP Paribas SA	1.276	04/04/2024	(25,412,000)	(25,412,000)	(351,977)	(263,472)	(88,505)
Put GBP/Call USD	BNP Paribas SA	1.264	04/18/2024	(34,100,000)	(34,100,000)	(254,233)	(271,105)	16,872
Put AUD/Call NZD	BofA Securities LLC	1.088	04/23/2024	(13,364,000)	(13,364,000)	(27,894)	(40,912)	13,018
Put AUD/Call USD	BofA Securities LLC	0.648	09/25/2024	(16,756,000)	(16,756,000)	(199,655)	(202,522)	2,867
Put EUR/Call CZK	BofA Securities LLC	25.290	04/23/2024	(4,019,000)	(4,019,000)	(20,895)	(20,616)	(279)
Put EUR/Call CZK	BofA Securities LLC	25.310	04/29/2024	(4,031,000)	(4,031,000)	(24,075)	(20,481)	(3,594)
Put EUR/Call PLN	BofA Securities LLC	4.322	04/04/2024	(3,940,000)	(3,940,000)	(30,473)	(28,573)	(1,900)
Put NZD/Call USD	BofA Securities LLC	0.603	04/02/2024	(35,678,667)	(35,678,667)	(160,255)	(158,857)	(1,398)
Put USD/Call SGD	BofA Securities LLC	1.336	04/18/2024	(8,689,000)	(8,689,000)	(5,622)	(34,452)	28,830
Put EUR/Call GBP	Citibank NA	0.855	04/09/2024	(3,962,000)	(3,962,000)	(7,617)	(18,845)	11,228
Put EUR/Call PLN	Citibank NA	4.320	04/18/2024	(3,989,000)	(3,989,000)	(33,094)	(23,579)	(9,515)
Put EUR/Call SEK	Citibank NA	11.190	04/09/2024	(3,962,000)	(3,962,000)	(4)	(25,541)	25,537
Put NZD/Call USD	Citibank NA	0.595	05/03/2024	(26,007,000)	(26,007,000)	(117,622)	(66,988)	(50,634)
Put EUR/Call CHF	Deutsche Bank AG (London)	0.955	04/04/2024	(3,939,000)	(3,939,000)	(21)	(25,269)	25,248
Put EUR/Call GBP	Deutsche Bank AG (London)	0.857	04/03/2024	(3,954,000)	(3,954,000)	(11,321)	(18,383)	7,062
Put EUR/Call PLN	Deutsche Bank AG (London)	4.310	04/26/2024	(4,032,000)	(4,032,000)	(28,409)	(22,647)	(5,762)
Put EUR/Call USD	Deutsche Bank AG (London)	1.087	05/17/2024	(32,048,000)	(32,048,000)	(363,314)	(307,388)	(55,926)
Put EUR/Call USD	HSBC Bank PLC	1.060	04/03/2024	(15,190,657)	(15,190,657)	(17)	(32,995)	32,978
Put GBP/Call USD	HSBC Bank PLC	1.266	04/04/2024	(12,714,000)	(12,714,000)	(65,199)	(33,940)	(31,259)
Put EUR/Call CHF	JPMorgan Securities, Inc.	0.959	04/17/2024	(7,987,000)	(7,987,000)	(5,239)	(46,792)	41,553
Put NZD/Call USD	JPMorgan Securities, Inc.	0.610	05/20/2024	(51,888,000)	(51,888,000)	(747,422)	(578,204)	(169,218)
Put AUD/Call NZD	MS & Co. Int. PLC	1.079	04/18/2024	(13,237,000)	(13,237,000)	(6,124)	(43,841)	37,717
Put EUR/Call CHF	MS & Co. Int. PLC	0.972	04/23/2024	(8,038,000)	(8,038,000)	(42,778)	(45,901)	3,123
Put EUR/Call GBP	MS & Co. Int. PLC	0.859	04/24/2024	(8,026,000)	(8,026,000)	(48,628)	(40,717)	(7,911)
Put EUR/Call SEK	MS & Co. Int. PLC	11.233	04/16/2024	(7,979,000)	(7,979,000)	(525)	(53,009)	52,484
Put USD/Call SGD	MS & Co. Int. PLC	1.343	04/25/2024	(8,740,000)	(8,740,000)	(20,950)	(37,407)	16,457
Put AUD/Call USD	UBS AG (London)	0.648	09/30/2024	(16,696,000)	(16,696,000)	(204,608)	(196,972)	(7,636)
Put EUR/Call CHF	UBS AG (London)	0.958	04/09/2024	(3,962,000)	(3,962,000)	(509)	(25,264)	24,755
Put EUR/Call PLN	UBS AG (London)	4.280	04/11/2024	(3,982,000)	(3,982,000)	(7,363)	(22,839)	15,476
Put EUR/Call SEK	UBS AG (London)	11.182	04/03/2024	(3,954,000)	(3,954,000)	—	(28,303)	28,303
Put EUR/Call SEK	UBS AG (London)	11.175	04/12/2024	(4,004,000)	(4,004,000)	(30)	(27,910)	27,880
Put EUR/Call USD	UBS AG (London)	1.090	04/29/2024	(19,911,000)	(19,911,000)	(238,396)	(129,913)	(108,483)
Put EUR/Call USD	UBS AG (London)	1.086	09/17/2024	(9,984,000)	(9,984,000)	(158,704)	(125,682)	(33,022)
Put NZD/Call USD	UBS AG (London)	0.611	04/11/2024	(53,202,000)	(53,202,000)	(676,396)	(455,401)	(220,995)

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put NZD/Call USD	UBS AG (London)	$0.600	04/18/2024	(53,518,000)	$ (53,518,000)	$ (274,596)	$ (286,330)	$ 11,734

				(632,389,324)	$(632,389,324)	$(4,682,990)	$(4,358,824)	$ (324,166)

Total written option contracts				(885,097,824)	$(885,097,824)	$(7,720,404)	$(6,553,727)	$(1,166,677)

TOTAL				106,041,950	$ 106,041,950	$ 321,564	$ 633,271	$ (311,707)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURIBOR	—Euro Interbank Offered Rate
GO	—General Obligation
LLC	—Limited Liability Company
LP	—Limited Partnership
PI	—Private Investment
PIK	—Payment in kind
PLC	—Public Limited Company
REMICS	—Real Estate Mortgage Investment Conduits
SOFR	—Secured Overnight Financing Rate
STACR	—Structured Agency Credit Risk

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
2M IRS	—2 Months Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
BofA Securities LLC	—Bank of America Securities LLC
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CMBX	—Commercial Mortgage Backed Securities Index
CNRR	—China Fixing Repo Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Financing Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities March 31, 2024

	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund

Assets:
Investments in unaffiliated issuers, at value (cost $413,004,766, $2,372,770,528 and $689,087,568, respectively)	$401,807,510	$2,268,770,565	$658,162,082
Investments in affiliated issuers, at value (cost $0, $0 and $9,667,648, respectively)	—	—	9,667,648
Purchased options, at value (premium paid $1,660,787, $183,798 and $134,368, respectively)	1,864,170	221,929	162,228
Cash	1,553,079	31,112,697	11,677,860
Foreign currencies, at value (cost $74,203, $0 and $840,669, respectively)	96,200	83,172	871,175
Unrealized gain on swap contracts	36,879	33,793	90,335
Unrealized gain on forward foreign currency exchange contracts	2,216,809	8,763	3,399,737
Variation margin on futures contracts	9,885	59,579	5,411
Variation margin on swaps contracts	14,847	52,396	8,269
Receivables:
Investments sold on an extended-settlement basis	230,711,680	1,041,031,615	71,665,209
Collateral on certain derivative contracts(a)	6,789,786	13,105,815	15,166,907
Interest and dividends	2,538,681	14,434,723	4,314,254
Fund shares sold	314,707	4,566,540	614,743
Reimbursement from investment adviser	68,529	47,687	36,699
Investments sold	—	—	6,234,383
Due from broker	—	820	—
Due from broker - upfront payment	—	—	52,749
Other assets	61,997	90,042	55,303

Total assets	648,084,759	3,373,620,136	782,184,992

Liabilities:
Forward sale contracts, at value (proceeds received $75,502,871, $335,607,578 and $35,888,008, respectively)	75,351,083	334,550,745	35,608,689
Unrealized loss on forward foreign currency exchange contracts	2,202,263	6,987	991,193
Written option contracts, at value (premium received $1,853,268, $906,343 and $657,222, respectively)	1,975,728	616,951	447,298
Unrealized loss on swap contracts	—	—	19,807
Payables:
Investments purchased on an extended-settlement basis	228,882,361	1,013,732,085	82,356,659
Fund shares redeemed	353,186	2,332,052	4,256,176
Upfront payments received on swap contracts	327,682	107,636	565,931
Management fees	116,533	560,270	309,401
Due to broker	100,000	1,240,000	100,000
Distribution and Service fees and Transfer Agency fees	43,081	128,748	29,399
Investments purchased	16,983	9,553	321,334
Income distributions	10,952	105,690	33,749
Due to broker — upfront payment	2,792	4,866	—
Accrued expenses	422,834	445,011	605,338

Total liabilities	309,805,478	1,353,840,594	125,644,974

Net Assets:
Paid-in capital	397,314,427	2,297,209,606	704,888,411
Total distributable loss	(59,035,146)	(277,430,064)	(48,348,393)

NET ASSETS	$338,279,281	$2,019,779,542	$656,540,018
Net Assets:
Class A	$ 47,885,609	$ 119,291,605	$ 28,643,236
Class C	2,324,604	8,036,850	1,027,334
Institutional	93,070,141	539,220,404	218,636,650
Service	123,251	844,648	427,009
Investor	28,541,565	396,138,231	35,348,917
Class R6	67,704,381	164,210,382	363,947,199
Class R	2,574,796	3,761,615	—
Class P	96,054,934	788,275,807	8,509,673
Total Net Assets	$ 338,279,281	$ 2,019,779,542	$656,540,018
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	5,434,849	13,107,054	2,515,977
Class C	264,100	878,376	91,117
Institutional	10,564,850	59,000,223	19,238,295
Service	13,991	92,367	37,787
Investor	3,250,483	43,488,187	3,116,209
Class R6	7,688,602	17,945,557	32,011,074
Class R	292,482	413,026	—
Class P	10,908,675	86,107,412	747,681
Net asset value, offering and redemption price per share:(b)
Class A	$8.81	$9.10	$11.38
Class C	8.80	9.15	11.27
Institutional	8.81	9.14	11.36
Service	8.81	9.14	11.30
Investor	8.78	9.11	11.34
Class R6	8.81	9.15	11.37
Class R	8.80	9.11	—
Class P	8.81	9.15	11.38

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps

Bond	$1,875,954	$4,913,832
Core Fixed Income	—	13,105,815
Global Core Fixed Income	3,396,592	11,770,315

(b)

Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income and Global Core Fixed Income Funds is $9.15, $9.45 and $11.82, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued) March 31, 2024

	Income Fund	Strategic Income Fund

Assets:
Investments in unaffiliated issuers, at value (cost $100,959,755 and $1,019,964,917, respectively)	$99,627,544	$ 982,493,672
Investments in affiliated issuers, at value (cost $7,515,504 and $0, respectively)	7,515,504	—
Purchased options, at value (premium paid $0 and $7,639,452, respectively)	—	8,588,208
Cash	1,636,248	2,720,815
Foreign currencies, at value (cost $26,436 and $204,153, respectively)	25,284	111,729
Unrealized gain on swap contracts	—161,078
Unrealized gain on forward foreign currency exchange contracts	1,467	8,914,699
Variation margin on futures contracts	26	—
Variation margin on swaps contracts	—341,003
Receivables:
Investments sold on an extended-settlement basis	23,985,661	937,361,128
Interest and dividends	1,232,033	6,262,095
Collateral on certain derivative contracts(a)	535,055	26,572,770
Fund shares sold	280,000	832,368
Reimbursement from investment adviser	32,019	53,164
Investments sold	8,456	5,322,121
Foreign tax reclaims	1,679	—
Due from broker - upfront payment	—	170,350
Other assets	52,359	42,834

Total assets	134,933,335	1,979,948,034

Liabilities:
Forward sale contracts, at value (proceeds received $10,641,289 and $322,782,266, respectively)	10,620,579	322,434,375
Unrealized loss on forward foreign currency exchange contracts	556	8,873,808
Written option contracts, at value (premium received $0 and $8,769,504, respectively)	—	9,228,565
Variation margin on futures contracts	—	1,034
Variation margin on swaps contracts	178	—
Payables:
Investments purchased on an extended-settlement basis	26,877,381	946,814,104
Fund shares redeemed	77,015	572,620
Management fees	42,310	343,897
Investments purchased	12,076	8,291,518
Distribution and Service fees and Transfer Agency fees	3,518	58,792
Upfront payments received on swap contracts	—	1,600,495
Due to broker	—	439,000
Accrued expenses	173,900	504,788

Total liabilities	37,807,513	1,299,162,996

Net Assets:
Paid-in capital	108,039,203	2,640,596,062
Total distributable loss	(10,913,381)	(1,959,811,024)

NET ASSETS	$ 97,125,822	$ 680,785,038
Net Assets:
Class A	$ 1,305,352	$ 103,330,551
Class C	596,672	5,854,688
Institutional	14,363,945	343,875,516
Investor	7,252,536	23,491,761
Class R6	56,307	50,711,007
Class R	—	3,043,552
Class P	73,551,010	150,477,963
Total Net Assets	$ 97,125,822	$ 680,785,038
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	146,741	11,034,899
Class C	67,113	626,831
Institutional	1,614,958	36,686,650
Investor	814,616	2,507,208
Class R6	6,331	5,413,316
Class R	—	325,742
Class P	8,269,953	16,086,404
Net asset value, offering and redemption price per share:(b)
Class A	$8.90	$9.36
Class C	8.89	9.34
Institutional	8.89	9.37
Investor	8.90	9.37
Class R6	8.89	9.37
Class R	—	9.34
Class P	8.89	9.35

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	TBA

Income	$134,329	$400,726	$—
Strategic Income	69,292	26,473,478	30,000

(b)

Maximum public offering price per share for Class A Shares of the Income and Strategic Income Funds is $ 9.25 and $ 9.72, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations For the Fiscal Year Ended March 31, 2024

	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund

Investment Income:

Interest (net of foreign withholding taxes of $0, $0 and $11,867, respectively)	$ 14,822,011	$ 74,421,796	$19,818,565
Dividends — affiliated issuers	136,166	1,969,688	529,006
Dividends — unaffiliated issuers	56,078	655,689	11,752

Total investment income	15,014,255	77,047,173	20,359,323

Expenses:

Management fees	1,355,419	6,968,016	3,925,738
Custody, accounting and administrative services	459,466	271,110	160,036
Transfer Agency fees(a)	186,336	972,930	268,640
Professional fees	178,975	176,077	174,456
Distribution and Service (12b-1) fees(a)	153,684	373,226	85,791
Registration fees	117,393	181,788	105,180
Printing and mailing costs	57,889	115,786	71,080
Prime broker fees	37,555	—	22,811
Trustee fees	20,560	22,476	20,886
Service fees — Class C	7,214	19,078	3,488
Shareholder meeting expense	7,037	24,264	9,787
Shareholder Administration fees — Service Class	282	2,186	1,102
Other	25,792	61,585	32,030

Total expenses	2,607,602	9,188,522	4,881,025

Less — expense reductions	(851,448)	(1,582,296)	(1,114,561)

Net expenses	1,756,154	7,606,226	3,766,464

NET INVESTMENT INCOME	13,258,101	69,440,947	16,592,859

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(10,502,820)	(33,896,859)	(12,103,613)
Purchased options	(3,811,685)	(234,271)	45,435
Futures contracts	(4,019,223)	(9,969,630)	755,279
Written options	4,737,737	1,793,867	1,108,911
Swap contracts	197,314	2,195,768	4,187,899
Forward foreign currency exchange contracts	(876,064)	(524,930)	20,763,431
Foreign currency transactions	(703,538)	(336,120)	(2,537,162)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of foreign capital gains tax of $0, $0 and $(2,137), respectively)	9,431,203	8,582,772	(3,499,239)
Purchased options	1,318,645	661,161	320,042
Futures contracts	(169,136)	(1,756,007)	(1,183,729)
Written options	(1,248,023)	(643,720)	(267,180)
Swap contracts	402,736	2,830,965	84,221
Forward foreign currency exchange contracts	439,561	234,365	3,653,577
Foreign currency translation	58,594	185,348	113,504

Net realized and unrealized gain (loss)	(4,744,699)	(30,877,291)	11,441,376

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 8,513,402	$ 38,563,656	$28,034,235

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Bond	$119,236	$21,641	$282	$12,525	$57,233	$3,463	$36,808	$45	$40,226	$19,593	$3,006	$25,962
Core Fixed Income	295,018	57,233	2,186	18,789	141,609	9,157	196,785	350	346,459	66,529	4,509	207,532
Global Core Fixed Income	74,224	10,465	1,102	—	35,628	1,674	82,258	176	51,823	94,782	—	2,299

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations (continued) For the Fiscal Year Ended March 31, 2024

	Income Fund	Strategic Income Fund

Investment Income:

Interest (net of foreign withholding taxes of $3,412 and $445, respectively)	$4,992,505	$30,282,067
Dividends — affiliated issuers	93,015	1,623,609
Dividends — unaffiliated issuers	7,897	—

Total investment income	5,093,417	31,905,676

Expenses:

Management fees	425,835	3,830,989
Professional fees	151,592	195,041
Registration fees	101,329	103,571
Custody, accounting and administrative services	87,031	544,228
Printing and mailing costs	32,475	76,330
Transfer Agency fees(a)	28,246	347,591
Trustee fees	20,223	20,938
Distribution and Service (12b-1) fees(a)	4,635	340,356
Shareholder meeting expense	3,335	15,166
Service fees — Class C	790	16,024
Prime broker fees	247	148,874
Other	20,598	34,394

Total expenses	876,336	5,673,502

Less — expense reductions	(369,328)	(680,841)

Net expenses	507,008	4,992,661

NET INVESTMENT INCOME	4,586,409	26,913,015

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(3,933,258)	(40,421,551)
Purchased options	—	(15,834,471)
Futures contracts	(258,073)	19,963,963
Written options	—	21,266,346
Swap contracts	167,784	3,407,283
Forward foreign currency exchange contracts	(26,270)	(4,552,261)
Foreign currency transactions	(45,043)	(3,001,140)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	8,886,815	39,458,013
Purchased options	—	5,365,924
Futures contracts	(83,085)	2,864,143
Written options	—	(5,042,427)
Swap contracts	(18,669)	(156,992)
Forward foreign currency exchange contracts	74,594	1,713,768
Foreign currency translation	22,377	183,882

Net realized and unrealized gain	4,787,172	25,214,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,373,581	$52,127,495

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income	$2,192	$2,370	$73	$1,052	$379	$5,367	$3,454	$16	$17	$17,961
Strategic Income	277,539	48,073	14,744	133,219	7,692	125,031	21,930	10,656	3,538	45,525

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund		Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$ 13,258,101	$ 11,680,818	$ 69,440,947	$ 45,532,677

Net realized loss	(14,978,279)	(27,692,042)	(40,972,175)	(124,707,716)

Net change in unrealized gain (loss)	10,233,580	(8,104,412)	10,094,884	(13,590,649)

Net increase (decrease) in net assets resulting from operations	8,513,402	(24,115,636)	38,563,656	(92,765,688)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,856,900)	(1,179,526)	(4,316,898)	(3,009,735)

Class C Shares	(90,226)	(75,843)	(222,539)	(129,389)

Institutional Shares	(3,884,861)	(2,679,329)	(19,678,864)	(9,517,715)

Service Shares	(4,246)	(2,114)	(30,429)	(22,064)

Investor Shares	(1,375,718)	(1,354,450)	(11,366,933)	(5,262,247)

Class R6 Shares	(2,764,035)	(1,662,695)	(8,767,559)	(6,941,822)

Class R Shares	(91,363)	(52,912)	(128,100)	(82,914)

Class P Shares	(3,665,495)	(2,047,616)	(27,686,210)	(16,617,704)

Return of capital:

Class A Shares	—	(488,496)	(14,985)	(564,005)

Class C Shares	—	(31,410)	(773)	(24,247)

Institutional Shares	—	(1,109,634)	(68,314)	(1,783,559)

Service Shares	—	(875)	(106)	(4,135)

Investor Shares	—	(560,941)	(39,459)	(986,112)

Class R6 Shares	—	(688,599)	(30,436)	(1,300,853)

Class R Shares	—	(21,914)	(445)	(15,537)

Class P Shares	—	(848,012)	(96,110)	(3,114,051)

Total distributions to shareholders	(13,732,844)	(12,804,366)	(72,448,160)	(49,376,089)

From share transactions:

Proceeds from sales of shares	82,141,263	117,819,701	968,754,396	721,385,205

Reinvestment of distributions	13,583,795	12,581,800	70,836,818	48,121,415

Cost of shares redeemed	(115,391,313)	(137,411,234)	(638,919,561)	(698,539,848)

Net increase (decrease) in net assets resulting from share transactions	(19,666,255)	(7,009,733)	400,671,653	70,966,772

TOTAL INCREASE (DECREASE)	(24,885,697)	(43,929,735)	366,787,149	(71,175,005)

Net assets:

Beginning of year	363,164,978	407,094,713	1,652,992,393	1,724,167,398

End of year	$ 338,279,281	$ 363,164,978	$ 2,019,779,542	$ 1,652,992,393

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Global Core Fixed Income Fund		Income Fund

	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$ 16,592,859	$ 11,153,264	$ 4,586,409	$ 3,907,371

Net realized gain (loss)	12,220,180	(21,668,328)	(4,094,860)	(4,027,751)

Net change in unrealized gain (loss)	(778,804)	(17,361,983)	8,882,032	(3,913,584)

Net increase (decrease) in net assets resulting from operations	28,034,235	(27,877,047)	9,373,581	(4,033,964)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(736,848)	(812,227)	(45,202)	(37,667)

Class C Shares	(23,966)	(28,542)	(13,983)	(17,012)

Institutional Shares	(5,774,425)	(4,965,774)	(728,125)	(1,410,479)

Service Shares	(10,106)	(9,686)	—	—

Investor Shares	(1,178,355)	(1,175,710)	(154,852)	(13,421)

Class R6 Shares	(8,933,575)	(6,852,849)	(2,870)	(3,691)

Class R Shares(a)	—	—	(717)	(3,344)

Class P Shares	(216,488)	(177,950)	(3,274,517)	(3,953,435)

Return of capital:

Class A Shares	—	—	(5,222)	(563)

Class C Shares	—	—	(1,616)	(254)

Institutional Shares	—	—	(84,122)	(21,070)

Investor Shares	—	—	(17,890)	(200)

Class R6 Shares	—	—	(332)	(55)

Class R Shares	—	—	(83)	(50)

Class P Shares	—	—	(378,314)	(59,056)

Total distributions to shareholders	(16,873,763)	(14,022,738)	(4,707,845)	(5,520,297)

From share transactions:

Proceeds from sales of shares	161,395,351	200,879,098	82,598,680	17,085,730

Reinvestment of distributions	16,534,554	13,714,702	4,707,726	5,494,863

Cost of shares redeemed	(129,220,496)	(216,857,678)	(59,970,937)	(47,493,649)

Net increase (decrease) in net assets resulting from share transactions	48,709,409	(2,263,878)	27,335,469	(24,913,056)

TOTAL INCREASE (DECREASE)	59,869,881	(44,163,663)	32,001,205	(34,467,317)

Net assets:

Beginning of year	596,670,137	640,833,800	65,124,617	99,591,934

End of year	$ 656,540,018	$ 596,670,137	$ 97,125,822	$ 65,124,617

(a)	At the close of business on July 14, 2023, Class R Shares of the Income Fund were liquidated.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Income Fund

	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$ 26,913,015	$ 20,105,479

Net realized gain (loss)	(19,171,831)	16,386,043

Net change in unrealized gain (loss)	44,386,311	(26,439,976)

Net increase in net assets resulting from operations	52,127,495	10,051,546

Distributions to shareholders:

From distributable earnings:

Class A Shares	(4,358,388)	—

Class C Shares	(204,091)	—

Institutional Shares	(13,507,496)	—

Investor Shares	(783,945)	—

Class R6 Shares	(1,579,779)	—

Class R Shares	(110,179)	—

Class P Shares	(6,520,191)	—

Return of capital:

Class A Shares	—	(4,035,457)

Class C Shares	—	(292,145)

Institutional Shares	—	(11,338,664)

Investor Shares	—	(567,074)

Class R6 Shares	—	(658,730)

Class R Shares	—	(77,238)

Class P Shares	—	(6,593,426)

Total distributions to shareholders	(27,064,069)	(23,562,734)

From share transactions:

Proceeds from sales of shares	180,198,179	117,632,691

Reinvestment of distributions	24,149,933	21,260,731

Cost of shares redeemed	(185,211,016)	(277,523,602)

Net increase (decrease) in net assets resulting from share transactions	19,137,096	(138,630,180)

TOTAL INCREASE (DECREASE)	44,200,522	(152,141,368)

Net assets:

Beginning of year	636,584,516	788,725,884

End of year	$ 680,785,038	$ 636,584,516

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS BOND FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.93	$9.83	$10.54	$10.33	$10.06

Net investment income(a)	0.33	0.26	0.15	0.22	0.24

Net realized and unrealized gain (loss)	(0.11)	(0.87)	(0.66)	0.48	0.32

Total from investment operations	0.22	(0.61)	(0.51)	0.70	0.56

Distributions to shareholders from net investment income	(0.34)	(0.21)	(0.11)	(0.30)	(0.29)

Distributions to shareholders from net realized gains	—	—	—	(0.19)	—

Distributions to shareholders from return of capital	—	(0.08)	(0.09)	—	—

Total distributions	(0.34)	(0.29)	(0.20)	(0.49)	(0.29)

Net asset value, end of year	$8.81	$8.93	$9.83	$10.54	$10.33

Total return(b)	2.44%	(6.08)%	(4.92)%	6.56%	5.66%

Net assets, end of year (in 000s)	$47,886	$50,814	$58,088	$92,871	$84,503

Ratio of net expenses to average net assets	0.80%	0.79%	0.78%	0.78%	0.79%

Ratio of total expenses to average net assets	1.05%	1.02%	0.96%	0.93%	0.95%

Ratio of net investment income to average net assets	3.75%	2.89%	1.41%	2.03%	2.34%

Portfolio turnover rate(c)	1,287%	1,007%	627%	690%	742%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.93	$9.82	$10.53	$10.32	$10.05

Net investment income(a)	0.26	0.19	0.07	0.14	0.16

Net realized and unrealized gain (loss)	(0.12)	(0.86)	(0.66)	0.48	0.32

Total from investment operations	0.14	(0.67)	(0.59)	0.62	0.48

Distributions to shareholders from net investment income	(0.27)	(0.16)	(0.07)	(0.22)	(0.21)

Distributions to shareholders from net realized gains	—	—	—	(0.19)	—

Distributions to shareholders from return of capital	—	(0.06)	(0.05)	—	—

Total distributions	(0.27)	(0.22)	(0.12)	(0.41)	(0.21)

Net asset value, end of year	$8.80	$8.93	$9.82	$10.53	$10.32

Total return(b)	1.68%	(6.79)%	(5.55)%	5.67%	4.88%

Net assets, end of year (in 000s)	$2,325	$3,649	$5,928	$11,437	$12,468

Ratio of net expenses to average net assets	1.55%	1.54%	1.53%	1.53%	1.54%

Ratio of total expenses to average net assets	1.80%	1.77%	1.70%	1.68%	1.70%

Ratio of net investment income to average net assets	2.98%	2.09%	0.65%	1.29%	1.53%

Portfolio turnover rate(c)	1,287%	1,007%	627%	690%	742%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.93	$9.83	$10.53	$10.33	$10.05

Net investment income(a)	0.36	0.29	0.18	0.26	0.28

Net realized and unrealized gain (loss)	(0.11)	(0.87)	(0.64)	0.47	0.32

Total from investment operations	0.25	(0.58)	(0.46)	0.73	0.60

Distributions to shareholders from net investment income	(0.37)	(0.23)	(0.14)	(0.34)	(0.32)

Distributions to shareholders from net realized gains	—	—	—	(0.19)	—

Distributions to shareholders from return of capital	—	(0.09)	(0.10)	—	—

Total distributions	(0.37)	(0.32)	(0.24)	(0.53)	(0.32)

Net asset value, end of year	$8.81	$8.93	$9.83	$10.53	$10.33

Total return(b)	2.78%	(5.68)%	(4.61)%	6.82%	6.01%

Net assets, end of year (in 000s)	$93,070	$106,676	$116,520	$158,080	$133,067

Ratio of net expenses to average net assets	0.47%	0.46%	0.45%	0.45%	0.45%

Ratio of total expenses to average net assets	0.72%	0.69%	0.63%	0.60%	0.62%

Ratio of net investment income to average net assets	4.08%	3.23%	1.75%	2.36%	2.69%

Portfolio turnover rate(c)	1,287%	1,007%	627%	690%	742%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Service Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.94	$9.83	$10.54	$10.33	$10.05

Net investment income(a)	0.31	0.25	0.14	0.20	0.24

Net realized and unrealized gain (loss)	(0.11)	(0.87)	(0.66)	0.48	0.31

Total from investment operations	0.20	(0.62)	(0.52)	0.68	0.55

Distributions to shareholders from net investment income	(0.33)	(0.19)	(0.11)	(0.28)	(0.27)

Distributions to shareholders from net realized gains	—	—	—	(0.19)	—

Distributions to shareholders from return of capital	—	(0.08)	(0.08)	—	—

Total distributions	(0.33)	(0.27)	(0.19)	(0.47)	(0.27)

Net asset value, end of year	$8.81	$8.94	$9.83	$10.54	$10.33

Total return(b)	2.31%	(6.24)%	(5.08)%	6.39%	5.49%

Net assets, end of year (in 000s)	$123	$130	$94	$84	$45

Ratio of net expenses to average net assets	0.96%	0.95%	0.95%	0.95%	0.95%

Ratio of total expenses to average net assets	1.22%	1.18%	1.13%	1.09%	1.12%

Ratio of net investment income to average net assets	3.59%	2.77%	1.31%	1.83%	2.29%

Portfolio turnover rate(c)	1,287%	1,007%	627%	690%	742%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.90	$9.79	$10.50	$10.30	$10.02

Net investment income(a)	0.34	0.28	0.18	0.25	0.27

Net realized and unrealized gain (loss)	(0.10)	(0.86)	(0.66)	0.47	0.32

Total from investment operations	0.24	(0.58)	(0.48)	0.72	0.59

Distributions to shareholders from net investment income	(0.36)	(0.22)	(0.13)	(0.33)	(0.31)

Distributions to shareholders from net realized gains	—	—	—	(0.19)	—

Distributions to shareholders from return of capital	—	(0.09)	(0.10)	—	—

Total distributions	(0.36)	(0.31)	(0.23)	(0.52)	(0.31)

Net asset value, end of year	$8.78	$8.90	$9.79	$10.50	$10.30

Total return(b)	2.69%	(5.78)%	(4.71)%	6.84%	5.82%

Net assets, end of year (in 000s)	$28,542	$46,802	$64,096	$68,314	$26,436

Ratio of net expenses to average net assets	0.55%	0.54%	0.53%	0.53%	0.54%

Ratio of total expenses to average net assets	0.80%	0.77%	0.71%	0.68%	0.70%

Ratio of net investment income to average net assets	3.96%	3.10%	1.70%	2.24%	2.61%

Portfolio turnover rate(c)	1,287%	1,007%	627%	690%	742%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.93	$9.82	$10.53	$10.33	$10.05

Net investment income(a)	0.36	0.29	0.19	0.26	0.28

Net realized and unrealized gain (loss)	(0.11)	(0.86)	(0.66)	0.47	0.32

Total from investment operations	0.25	(0.57)	(0.47)	0.73	0.60

Distributions to shareholders from net investment income	(0.37)	(0.23)	(0.14)	(0.34)	(0.32)

Distributions to shareholders from net realized gains	—	—	—	(0.19)	—

Distributions to shareholders from return of capital	—	(0.09)	(0.10)	—	—

Total distributions	(0.37)	(0.32)	(0.24)	(0.53)	(0.32)

Net asset value, end of year	$8.81	$8.93	$9.82	$10.53	$10.33

Total return(b)	2.79%	(5.77)%	(4.60)%	6.93%	6.03%

Net assets, end of year (in 000s)	$67,704	$66,642	$71,588	$72,608	$84,920

Ratio of net expenses to average net assets	0.46%	0.45%	0.44%	0.44%	0.44%

Ratio of total expenses to average net assets	0.71%	0.68%	0.62%	0.59%	0.60%

Ratio of net investment income to average net assets	4.09%	3.23%	1.80%	2.39%	2.67%

Portfolio turnover rate(c)	1,287%	1,007%	627%	690%	742%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Class R Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.93	$9.82	$10.53	$10.32	$10.05

Net investment income(a)	0.30	0.24	0.12	0.20	0.23

Net realized and unrealized gain (loss)	(0.11)	(0.86)	(0.65)	0.47	0.30

Total from investment operations	0.19	(0.62)	(0.53)	0.67	0.53

Distributions to shareholders from net investment income	(0.32)	(0.19)	(0.11)	(0.27)	(0.26)

Distributions to shareholders from net realized gains	—	—	—	(0.19)	—

Distributions to shareholders from return of capital	—	(0.08)	(0.07)	—	—

Total distributions	(0.32)	(0.27)	(0.18)	(0.46)	(0.26)

Net asset value, end of year	$8.80	$8.93	$9.82	$10.53	$10.32

Total return(b)	2.19%	(6.33)%	(5.16)%	6.30%	5.40%

Net assets, end of year (in 000s)	$2,575	$2,537	$3,008	$5,030	$5,316

Ratio of net expenses to average net assets	1.05%	1.04%	1.03%	1.03%	1.04%

Ratio of total expenses to average net assets	1.30%	1.27%	1.21%	1.18%	1.22%

Ratio of net investment income to average net assets	3.50%	2.65%	1.14%	1.79%	2.24%

Portfolio turnover rate(c)	1,287%	1,007%	627%	690%	742%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.93	$9.82	$10.53	$10.33	$10.05

Net investment income(a)	0.36	0.29	0.19	0.26	0.28

Net realized and unrealized gain (loss)	(0.11)	(0.86)	(0.66)	0.47	0.32

Total from investment operations	0.25	(0.57)	(0.47)	0.73	0.60

Distributions to shareholders from net investment income	(0.37)	(0.23)	(0.14)	(0.34)	(0.32)

Distributions to shareholders from net realized gains	—	—	—	(0.19)	—

Distributions to shareholders from return of capital	—	(0.09)	(0.10)	—	—

Total distributions	(0.37)	(0.32)	(0.24)	(0.53)	(0.32)

Net asset value, end of year	$8.81	$8.93	$9.82	$10.53	$10.33

Total return(b)	2.79%	(5.77)%	(4.60)%	6.93%	6.03%

Net assets, end of year (in 000s)	$96,055	$85,915	$87,773	$94,092	$81,064

Ratio of net expenses to average net assets	0.46%	0.45%	0.44%	0.44%	0.44%

Ratio of total expenses to average net assets	0.71%	0.68%	0.62%	0.59%	0.60%

Ratio of net investment income to average net assets	4.09%	3.24%	1.79%	2.37%	2.69%

Portfolio turnover rate(c)	1,287%	1,007%	627%	690%	742%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.29	$10.11	$10.76	$10.79	$10.41

Net investment income(a)	0.32	0.24	0.12	0.14	0.22

Net realized and unrealized gain (loss)	(0.18)	(0.80)	(0.60)	0.29	0.51

Total from investment operations	0.14	(0.56)	(0.48)	0.43	0.73

Distributions to shareholders from net investment income	(0.33)	(0.22)	(0.14)	(0.21)	(0.27)

Distributions to shareholders from net realized gains	—	—	—	(0.25)	(0.08)

Distributions to shareholders from return of capital	— (b)	(0.04)	(0.03)	—	—

Total distributions	(0.33)	(0.26)	(0.17)	(0.46)	(0.35)

Net asset value, end of year	$9.10	$9.29	$10.11	$10.76	$10.79

Total return(c)	1.61%	(5.49)%	(4.52)%	3.83%	7.07%

Net assets, end of year (in 000s)	$119,292	$119,479	$150,857	$164,129	$125,490

Ratio of net expenses to average net assets	0.71%	0.71%	0.71%	0.70%	0.74%

Ratio of total expenses to average net assets	0.80%	0.81%	0.80%	0.81%	0.84%

Ratio of net investment income to average net assets	3.51%	2.53%	1.13%	1.26%	2.07%

Portfolio turnover rate(d)	1,127%	884%	489%	575%	693%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.34	$10.16	$10.82	$10.84	$10.46

Net investment income(a)	0.25	0.17	0.04	0.06	0.15

Net realized and unrealized gain (loss)	(0.17)	(0.80)	(0.61)	0.29	0.50

Total from investment operations	0.08	(0.63)	(0.57)	0.35	0.65

Distributions to shareholders from net investment income	(0.27)	(0.16)	(0.07)	(0.12)	(0.19)

Distributions to shareholders from net realized gains	—	—	—	(0.25)	(0.08)

Distributions to shareholders from return of capital	— (b)	(0.03)	(0.02)	—	—

Total distributions	(0.27)	(0.19)	(0.09)	(0.37)	(0.27)

Net asset value, end of year	$9.15	$9.34	$10.16	$10.82	$10.84

Total return(c)	0.86%	(6.15)%	(5.20)%	3.05%	6.25%

Net assets, end of year (in 000s)	$8,037	$6,982	$9,529	$12,416	$8,331

Ratio of net expenses to average net assets	1.46%	1.46%	1.46%	1.45%	1.50%

Ratio of total expenses to average net assets	1.55%	1.56%	1.55%	1.56%	1.60%

Ratio of net investment income to average net assets	2.76%	1.78%	0.37%	0.50%	1.37%

Portfolio turnover rate(d)	1,127%	884%	489%	575%	693%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.33	$10.15	$10.81	$10.83	$10.45

Net investment income(a)	0.35	0.27	0.16	0.17	0.26

Net realized and unrealized gain (loss)	(0.18)	(0.80)	(0.61)	0.30	0.51

Total from investment operations	0.17	(0.53)	(0.45)	0.47	0.77

Distributions to shareholders from net investment income	(0.36)	(0.24)	(0.17)	(0.24)	(0.31)

Distributions to shareholders from net realized gains	—	—	—	(0.25)	(0.08)

Distributions to shareholders from return of capital	— (b)	(0.05)	(0.04)	—	—

Total distributions	(0.36)	(0.29)	(0.21)	(0.49)	(0.39)

Net asset value, end of year	$9.14	$9.33	$10.15	$10.81	$10.83

Total return(c)	1.95%	(5.14)%	(4.18)%	4.17%	7.41%

Net assets, end of year (in 000s)	$539,220	$401,838	$410,606	$645,062	$292,906

Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.37%	0.41%

Ratio of total expenses to average net assets	0.47%	0.48%	0.47%	0.47%	0.51%

Ratio of net investment income to average net assets	3.85%	2.89%	1.45%	1.55%	2.46%

Portfolio turnover rate(d)	1,127%	884%	489%	575%	693%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Service Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.33	$10.15	$10.81	$10.83	$10.46

Net investment income(a)	0.30	0.22	0.10	0.13	0.21

Net realized and unrealized gain (loss)	(0.17)	(0.79)	(0.60)	0.29	0.50

Total from investment operations	0.13	(0.57)	(0.50)	0.42	0.71

Distributions to shareholders from net investment income	(0.32)	(0.21)	(0.13)	(0.19)	(0.26)

Distributions to shareholders from net realized gains	—	—	—	(0.25)	(0.08)

Distributions to shareholders from return of capital	— (b)	(0.04)	(0.03)	—	—

Total distributions	(0.32)	(0.25)	(0.16)	(0.44)	(0.34)

Net asset value, end of year	$9.14	$9.33	$10.15	$10.81	$10.83

Total return(c)	1.44%	(5.61)%	(4.74)%	3.65%	6.87%

Net assets, end of year (in 000s)	$845	$955	$1,115	$1,070	$1,141

Ratio of net expenses to average net assets	0.88%	0.88%	0.88%	0.87%	0.91%

Ratio of total expenses to average net assets	0.97%	0.98%	0.97%	0.98%	1.01%

Ratio of net investment income to average net assets	3.33%	2.38%	0.97%	1.11%	1.95%

Portfolio turnover rate(d)	1,127%	884%	489%	575%	693%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.30	$10.11	$10.77	$10.80	$10.42

Net investment income(a)	0.34	0.26	0.15	0.16	0.24

Net realized and unrealized gain (loss)	(0.18)	(0.78)	(0.61)	0.30	0.52

Total from investment operations	0.16	(0.52)	(0.46)	0.46	0.76

Distributions to shareholders from net investment income	(0.35)	(0.24)	(0.17)	(0.24)	(0.30)

Distributions to shareholders from net realized gains	—	—	—	(0.25)	(0.08)

Distributions to shareholders from return of capital	— (b)	(0.05)	(0.03)	—	—

Total distributions	(0.35)	(0.29)	(0.20)	(0.49)	(0.38)

Net asset value, end of year	$9.11	$9.30	$10.11	$10.77	$10.80

Total return(c)	1.86%	(5.15)%	(4.37)%	4.09%	7.33%

Net assets, end of year (in 000s)	$396,138	$195,489	$269,988	$426,467	$122,100

Ratio of net expenses to average net assets	0.46%	0.46%	0.46%	0.45%	0.48%

Ratio of total expenses to average net assets	0.55%	0.56%	0.55%	0.56%	0.59%

Ratio of net investment income to average net assets	3.78%	2.76%	1.37%	1.46%	2.27%

Portfolio turnover rate(d)	1,127%	884%	489%	575%	693%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.34	$10.16	$10.82	$10.84	$10.46

Net investment income(a)	0.35	0.28	0.17	0.19	0.27

Net realized and unrealized gain (loss)	(0.18)	(0.81)	(0.62)	0.29	0.50

Total from investment operations	0.17	(0.53)	(0.45)	0.48	0.77

Distributions to shareholders from net investment income	(0.36)	(0.24)	(0.17)	(0.25)	(0.31)

Distributions to shareholders from net realized gains	—	—	—	(0.25)	(0.08)

Distributions to shareholders from return of capital	— (b)	(0.05)	(0.04)	—	—

Total distributions	(0.36)	(0.29)	(0.21)	(0.50)	(0.39)

Net asset value, end of year	$9.15	$9.34	$10.16	$10.82	$10.84

Total return(c)	1.96%	(5.12)%	(4.16)%	4.18%	7.41%

Net assets, end of year (in 000s)	$164,210	$276,178	$187,649	$39,378	$152,821

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.36%	0.40%

Ratio of total expenses to average net assets	0.46%	0.47%	0.46%	0.47%	0.50%

Ratio of net investment income to average net assets	3.82%	2.97%	1.56%	1.71%	2.51%

Portfolio turnover rate(d)	1,127%	884%	489%	575%	693%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Class R Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.29	$10.11	$10.77	$10.79	$10.42

Net investment income(a)	0.29	0.22	0.09	0.12	0.20

Net realized and unrealized gain (loss)	(0.16)	(0.80)	(0.60)	0.29	0.50

Total from investment operations	0.13	(0.58)	(0.51)	0.41	0.70

Distributions to shareholders from net investment income	(0.31)	(0.20)	(0.13)	(0.18)	(0.25)

Distributions to shareholders from net realized gains	—	—	—	(0.25)	(0.08)

Distributions to shareholders from return of capital	— (b)	(0.04)	(0.02)	—	—

Total distributions	(0.31)	(0.24)	(0.15)	(0.43)	(0.33)

Net asset value, end of year	$9.11	$9.29	$10.11	$10.77	$10.79

Total return(c)	1.36%	(5.62)%	(4.75)%	3.57%	6.70%

Net assets, end of year (in 000s)	$3,762	$3,782	$4,181	$4,864	$4,774

Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.95%	1.00%

Ratio of total expenses to average net assets	1.05%	1.06%	1.05%	1.06%	1.10%

Ratio of net investment income to average net assets	3.26%	2.31%	0.88%	1.02%	1.88%

Portfolio turnover rate(d)	1,127%	884%	489%	575%	693%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.34	$10.16	$10.82	$10.85	$10.47

Net investment income(a)	0.35	0.27	0.16	0.18	0.27

Net realized and unrealized gain (loss)	(0.18)	(0.80)	(0.61)	0.29	0.50

Total from investment operations	0.17	(0.53)	(0.45)	0.47	0.77

Distributions to shareholders from net investment income	(0.36)	(0.24)	(0.17)	(0.25)	(0.31)

Distributions to shareholders from net realized gains	—	—	—	(0.25)	(0.08)

Distributions to shareholders from return of capital	— (b)	(0.05)	(0.04)	—	—

Total distributions	(0.36)	(0.29)	(0.21)	(0.50)	(0.39)

Net asset value, end of year	$9.15	$9.34	$10.16	$10.82	$10.85

Total return(c)	1.96%	(5.12)%	(4.25)%	4.18%	7.41%

Net assets, end of year (in 000s)	$788,276	$648,289	$690,242	$809,047	$704,747

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.36%	0.40%

Ratio of total expenses to average net assets	0.46%	0.47%	0.46%	0.46%	0.50%

Ratio of net investment income to average net assets	3.85%	2.90%	1.47%	1.60%	2.47%

Portfolio turnover rate(d)	1,127%	884%	489%	575%	693%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.20	$12.00	$12.73	$12.72	$12.47

Net investment income(a)	0.27	0.18	0.07	0.14	0.14

Net realized and unrealized gain (loss)	0.19	(0.75)	(0.65)	0.54	0.47

Total from investment operations	0.46	(0.57)	(0.58)	0.68	0.61

Distributions to shareholders from net investment income	(0.28)	(0.23)	(0.11)	(0.32)	(0.20)

Distributions to shareholders from net realized gains	—	—	(0.04)	(0.35)	(0.16)

Total distributions	(0.28)	(0.23)	(0.15)	(0.67)	(0.36)

Net asset value, end of year	$11.38	$11.20	$12.00	$12.73	$12.72

Total return(b)	4.15%	(4.72)%	(4.53)%	5.15%	4.88%

Net assets, end of year (in 000s)	$28,643	$36,563	$45,557	$52,270	$42,358

Ratio of net expenses to average net assets	0.92%	0.91%	0.94%	1.00%	1.01%

Ratio of total expenses to average net assets	1.12%	1.19%	1.16%	1.17%	1.13%

Ratio of net investment income to average net assets	2.43%	1.56%	0.56%	1.07%	1.08%

Portfolio turnover rate(c)	566%	689%	461%	522%	610%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.09	$11.88	$12.62	$12.61	$12.37

Net investment income (loss)(a)	0.18	0.09	(0.03)	0.04	0.04

Net realized and unrealized gain (loss)	0.19	(0.74)	(0.64)	0.54	0.46

Total from investment operations	0.37	(0.65)	(0.67)	0.58	0.50

Distributions to shareholders from net investment income	(0.19)	(0.14)	(0.03)	(0.22)	(0.10)

Distributions to shareholders from net realized gains	—	—	(0.04)	(0.35)	(0.16)

Total distributions	(0.19)	(0.14)	(0.07)	(0.57)	(0.26)

Net asset value, end of year	$11.27	$11.09	$11.88	$12.62	$12.61

Total return(b)	3.30%	(5.33)%	(5.28)%	4.40%	4.06%

Net assets, end of year (in 000s)	$1,027	$1,728	$2,938	$4,799	$6,300

Ratio of net expenses to average net assets	1.67%	1.66%	1.70%	1.75%	1.76%

Ratio of total expenses to average net assets	1.87%	1.94%	1.91%	1.91%	1.88%

Ratio of net investment income (loss) to average net assets	1.67%	0.78%	(0.22)%	0.33%	0.33%

Portfolio turnover rate(c)	566%	689%	461%	522%	610%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	167

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.18	$11.97	$12.70	$12.70	$12.45

Net investment income(a)	0.31	0.21	0.11	0.18	0.18

Net realized and unrealized gain (loss)	0.18	(0.74)	(0.65)	0.53	0.47

Total from investment operations	0.49	(0.53)	(0.54)	0.71	0.65

Distributions to shareholders from net investment income	(0.31)	(0.26)	(0.15)	(0.36)	(0.24)

Distributions to shareholders from net realized gains	—	—	(0.04)	(0.35)	(0.16)

Total distributions	(0.31)	(0.26)	(0.19)	(0.71)	(0.40)

Net asset value, end of year	$11.36	$11.18	$11.97	$12.70	$12.70

Total return(b)	4.48%	(4.43)%	(4.24)%	5.48%	5.22%

Net assets, end of year (in 000s)	$218,637	$206,613	$251,099	$282,633	$250,976

Ratio of net expenses to average net assets	0.61%	0.60%	0.63%	0.69%	0.69%

Ratio of total expenses to average net assets	0.79%	0.86%	0.83%	0.83%	0.79%

Ratio of net investment income to average net assets	2.76%	1.87%	0.87%	1.38%	1.37%

Portfolio turnover rate(c)	566%	689%	461%	522%	610%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

168	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Service Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.12	$11.91	$12.63	$12.62	$12.38

Net investment income(a)	0.25	0.15	0.05	0.11	0.13

Net realized and unrealized gain (loss)	0.18	(0.73)	(0.65)	0.55	0.44

Total from investment operations	0.43	(0.58)	(0.60)	0.66	0.57

Distributions to shareholders from net investment income	(0.25)	(0.21)	(0.08)	(0.30)	(0.17)

Distributions to shareholders from net realized gains	—	—	(0.04)	(0.35)	(0.16)

Total distributions	(0.25)	(0.21)	(0.12)	(0.65)	(0.33)

Net asset value, end of year	$11.30	$11.12	$11.91	$12.63	$12.62

Total return(b)	3.88%	(4.87)%	(4.74)%	4.98%	4.71%

Net assets, end of year (in 000s)	$427	$491	$567	$653	$196

Ratio of net expenses to average net assets	1.11%	1.10%	1.13%	1.18%	1.19%

Ratio of total expenses to average net assets	1.29%	1.36%	1.33%	1.34%	1.30%

Ratio of net investment income to average net assets	2.24%	1.38%	0.37%	0.85%	1.02%

Portfolio turnover rate(c)	566%	689%	461%	522%	610%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	169

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.16	$11.95	$12.68	$12.67	$12.43

Net investment income(a)	0.30	0.20	0.10	0.17	0.17

Net realized and unrealized gain (loss)	0.18	(0.73)	(0.65)	0.54	0.46

Total from investment operations	0.48	(0.53)	(0.55)	0.71	0.63

Distributions to shareholders from net investment income	(0.30)	(0.26)	(0.14)	(0.35)	(0.23)

Distributions to shareholders from net realized gains	—	—	(0.04)	(0.35)	(0.16)

Total distributions	(0.30)	(0.26)	(0.18)	(0.70)	(0.39)

Net asset value, end of year	$11.34	$11.16	$11.95	$12.68	$12.67

Total return(b)	4.42%	(4.42)%	(4.31)%	5.43%	5.07%

Net assets, end of year (in 000s)	$35,349	$49,849	$60,048	$73,477	$47,717

Ratio of net expenses to average net assets	0.67%	0.66%	0.69%	0.75%	0.76%

Ratio of total expenses to average net assets	0.87%	0.94%	0.91%	0.92%	0.88%

Ratio of net investment income to average net assets	2.68%	1.80%	0.82%	1.31%	1.31%

Portfolio turnover rate(c)	566%	689%	461%	522%	610%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

170	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.18	$11.98	$12.71	$12.70	$12.45

Net investment income(a)	0.31	0.21	0.11	0.19	0.17

Net realized and unrealized gain (loss)	0.19	(0.74)	(0.65)	0.53	0.48

Total from investment operations	0.50	(0.53)	(0.54)	0.72	0.65

Distributions to shareholders from net investment income	(0.31)	(0.27)	(0.15)	(0.36)	(0.24)

Distributions to shareholders from net realized gains	—	—	(0.04)	(0.35)	(0.16)

Total distributions	(0.31)	(0.27)	(0.19)	(0.71)	(0.40)

Net asset value, end of year	$11.37	$11.18	$11.98	$12.71	$12.70

Total return(b)	4.39%	(4.34)%	(4.23)%	5.49%	5.22%

Net assets, end of year (in 000s)	$363,947	$294,104	$272,464	$264,049	$311,837

Ratio of net expenses to average net assets	0.60%	0.59%	0.62%	0.68%	0.68%

Ratio of total expenses to average net assets	0.78%	0.85%	0.82%	0.82%	0.78%

Ratio of net investment income to average net assets	2.78%	1.91%	0.89%	1.40%	1.36%

Portfolio turnover rate(c)	566%	689%	461%	522%	610%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	171

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.19	$11.99	$12.72	$12.71	$12.46

Net investment income(a)	0.31	0.21	0.11	0.19	0.18

Net realized and unrealized gain (loss)	0.19	(0.74)	(0.65)	0.53	0.47

Total from investment operations	0.50	(0.53)	(0.54)	0.72	0.65

Distributions to shareholders from net investment income	(0.31)	(0.27)	(0.15)	(0.36)	(0.24)

Distributions to shareholders from net realized gains	—	—	(0.04)	(0.35)	(0.16)

Total distributions	(0.31)	(0.27)	(0.19)	(0.71)	(0.40)

Net asset value, end of year	$11.38	$11.19	$11.99	$12.72	$12.71

Total return(b)	4.48%	(4.33)%	(4.23)%	5.49%	5.22%

Net assets, end of year (in 000s)	$8,510	$7,323	$8,160	$8,889	$7,900

Ratio of net expenses to average net assets	0.60%	0.59%	0.62%	0.68%	0.68%

Ratio of total expenses to average net assets	0.78%	0.85%	0.82%	0.82%	0.78%

Ratio of net investment income to average net assets	2.78%	1.89%	0.88%	1.40%	1.38%

Portfolio turnover rate(c)	566%	689%	461%	522%	610%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

172	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class A Shares

	Year Ended March 31,				Period Ended March 31, 2020(a)
	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.54	$9.55	$10.25	$8.88	$ 10.00

Net investment income(b)	0.48	0.42	0.32	0.33	0.11

Net realized and unrealized gain (loss)	0.37	(0.80)	(0.59)	1.43	(1.11)

Total from investment operations	0.85	(0.38)	(0.27)	1.76	(1.00)

Distributions to shareholders from net investment income	(0.44)	(0.62)	(0.34)	(0.35)	(0.12)

Distributions to shareholders from net realized gains	—	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.05)	(0.01)	—	—	—

Total distributions	(0.49)	(0.63)	(0.43)	(0.39)	(0.12)

Net asset value, end of period	$8.90	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	10.29%	(3.85)%	(2.86)%	19.94%	(10.14)%

Net assets, end of period (in 000s)	$1,305	$598	$501	$501	$ 142

Ratio of net expenses to average net assets	0.98%	0.97%	0.97%	0.97%	0.98%(d)

Ratio of total expenses to average net assets	1.46%	1.42%	1.30%	1.71%	2.58%(d)

Ratio of net investment income to average net assets	5.60%	4.76%	3.12%	3.19%	3.44%(d)

Portfolio turnover rate(e)	641%	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	173

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class C Shares

	Year Ended March 31,				Period Ended March 31, 2020(a)
	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.54	$9.55	$10.25	$8.88	$ 10.00

Net investment income(b)	0.41	0.36	0.25	0.26	0.09

Net realized and unrealized gain (loss)	0.37	(0.81)	(0.60)	1.42	(1.12)

Total from investment operations	0.78	(0.45)	(0.35)	1.68	(1.03)

Distributions to shareholders from net investment income	(0.38)	(0.55)	(0.26)	(0.27)	(0.09)

Distributions to shareholders from net realized gains	—	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.05)	(0.01)	—	—	—

Total distributions	(0.43)	(0.56)	(0.35)	(0.31)	(0.09)

Net asset value, end of period	$8.89	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	9.35%	(4.57)%	(3.59)%	19.06%	(10.35)%

Net assets, end of period (in 000s)	$597	$328	$197	$77	$ 65

Ratio of net expenses to average net assets	1.73%	1.72%	1.72%	1.72%	1.73%(d)

Ratio of total expenses to average net assets	2.23%	2.18%	2.07%	2.71%	3.40%(d)

Ratio of net investment income to average net assets	4.79%	4.09%	2.52%	2.52%	2.67%(d)

Portfolio turnover rate(e)	641%	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

174	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Institutional Shares

	Year Ended March 31,				Period Ended March 31, 2020(a)
	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.54	$9.55	$10.25	$8.88	$ 10.00

Net investment income(b)	0.51	0.43	0.36	0.37	0.12

Net realized and unrealized gain (loss)	0.36	(0.78)	(0.60)	1.42	(1.11)

Total from investment operations	0.87	(0.35)	(0.24)	1.79	(0.99)

Distributions to shareholders from net investment income	(0.47)	(0.65)	(0.37)	(0.38)	(0.13)

Distributions to shareholders from net realized gains	—	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.05)	(0.01)	—	—	—

Total distributions	(0.52)	(0.66)	(0.46)	(0.42)	(0.13)

Net asset value, end of period	$8.89	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	10.53%	(3.53)%	(2.54)%	20.34%	(10.03)%

Net assets, end of period (in 000s)	$14,364	$13,094	$25,483	$25,710	$22,264

Ratio of net expenses to average net assets	0.65%	0.64%	0.64%	0.64%	0.64%(d)

Ratio of total expenses to average net assets	1.15%	1.06%	0.98%	1.75%	2.53%(d)

Ratio of net investment income to average net assets	5.89%	4.96%	3.47%	3.63%	3.72%(d)

Portfolio turnover rate(e)	641%	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	175

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Investor Shares

	Year Ended March 31,				Period Ended March 31, 2020(a)
	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.54	$9.55	$10.25	$8.88	$ 10.00

Net investment income(b)	0.51	0.44	0.35	0.36	0.12

Net realized and unrealized gain (loss)	0.36	(0.80)	(0.60)	1.43	(1.12)

Total from investment operations	0.87	(0.36)	(0.25)	1.79	(1.00)

Distributions to shareholders from net investment income	(0.46)	(0.64)	(0.36)	(0.38)	(0.12)

Distributions to shareholders from net realized gains	—	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.05)	(0.01)	—	—	—

Total distributions	(0.51)	(0.65)	(0.45)	(0.42)	(0.12)

Net asset value, end of period	$8.90	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	10.56%	(3.61)%	(2.62)%	20.24%	(10.06)%

Net assets, end of period (in 000s)	$7,253	$268	$118	$54	$ 45

Ratio of net expenses to average net assets	0.74%	0.72%	0.72%	0.72%	0.73%(d)

Ratio of total expenses to average net assets	1.20%	1.18%	1.05%	1.81%	2.62%(d)

Ratio of net investment income to average net assets	5.86%	5.12%	3.46%	3.54%	3.63%(d)

Portfolio turnover rate(e)	641%	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

176	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class R6 Shares

	Year Ended March 31,				Period Ended March 31, 2020(a)
	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.54	$9.55	$10.25	$8.88	$ 10.00

Net investment income(b)	0.51	0.44	0.36	0.37	0.12

Net realized and unrealized gain (loss)	0.36	(0.79)	(0.60)	1.43	(1.11)

Total from investment operations	0.87	(0.35)	(0.24)	1.80	(0.99)

Distributions to shareholders from net investment income	(0.47)	(0.65)	(0.37)	(0.39)	(0.13)

Distributions to shareholders from net realized gains	—	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.05)	(0.01)	—	—	—

Total distributions	(0.52)	(0.66)	(0.46)	(0.43)	(0.13)

Net asset value, end of period	$8.89	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	10.54%	(3.52)%	(2.53)%	20.35%	(10.03)%

Net assets, end of period (in 000s)	$56	$51	$53	$54	$ 45

Ratio of net expenses to average net assets	0.64%	0.63%	0.63%	0.63%	0.63%(d)

Ratio of total expenses to average net assets	1.13%	1.07%	0.97%	1.72%	2.52%(d)

Ratio of net investment income to average net assets	5.90%	5.07%	3.48%	3.64%	3.73%(d)

Portfolio turnover rate(e)	641%	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	177

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund

	Class P Shares

	Year Ended March 31,				Period Ended March 31, 2020(a)
	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.54	$9.55	$10.25	$8.88	$ 10.00

Net investment income(b)	0.51	0.44	0.36	0.36	0.12

Net realized and unrealized gain (loss)	0.36	(0.79)	(0.60)	1.44	(1.11)

Total from investment operations	0.87	(0.35)	(0.24)	1.80	(0.99)

Distributions to shareholders from net investment income	(0.47)	(0.65)	(0.37)	(0.39)	(0.13)

Distributions to shareholders from net realized gains	—	—	(0.09)	(0.04)	—

Distributions to shareholders from return of capital	(0.05)	(0.01)	—	—	—

Total distributions	(0.52)	(0.66)	(0.46)	(0.43)	(0.13)

Net asset value, end of period	$8.89	$8.54	$9.55	$10.25	$ 8.88

Total return(c)	10.54%	(3.52)%	(2.53)%	20.35%	(10.03)%

Net assets, end of period (in 000s)	$73,551	$50,736	$73,188	$89,424	$ 809

Ratio of net expenses to average net assets	0.64%	0.63%	0.63%	0.63%	0.60%(d)

Ratio of total expenses to average net assets	1.11%	1.06%	0.97%	1.10%	0.63%(d)

Ratio of net investment income to average net assets	5.95%	5.02%	3.48%	3.46%	3.76%(d)

Portfolio turnover rate(e)	641%	469%	139%	363%	110%

(a)	Commenced operations on December 03, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

178	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.00	$9.14	$9.41	$8.48	$9.28

Net investment income(a)	0.36	0.24	0.09	0.31	0.26

Net realized and unrealized gain (loss)	0.36	(0.09)	(0.20)	0.99	(0.78)

Total from investment operations	0.72	0.15	(0.11)	1.30	(0.52)

Distributions to shareholders from net investment income	(0.36)	—	—	(0.35)	—(b)

Distributions to shareholders from return of capital	—	(0.29)	(0.16)	(0.02)	(0.28)

Total distributions	(0.36)	(0.29)	(0.16)	(0.37)	(0.28)

Net asset value, end of year	$9.36	$9.00	$9.14	$9.41	$8.48

Total return(c)	8.30%	1.64%	(1.12)%	15.12%	(5.64)%

Net assets, end of year (in 000s)	$103,331	$121,804	$127,793	$126,488	$115,257

Ratio of net expenses to average net assets	1.04%	1.03%	1.01%	1.02%	1.01%

Ratio of total expenses to average net assets	1.15%	1.12%	1.07%	1.05%	1.04%

Ratio of net investment income to average net assets	3.94%	2.75%	0.94%	3.27%	2.84%

Portfolio turnover rate(d)	2,353%	1,026%	416%	722%	491%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	179

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.98	$9.11	$9.39	$8.46	$9.25

Net investment income(a)	0.29	0.15	0.02	0.24	0.19

Net realized and unrealized gain (loss)	0.36	(0.06)	(0.21)	0.98	(0.77)

Total from investment operations	0.65	0.09	(0.19)	1.22	(0.58)

Distributions to shareholders from net investment income	(0.29)	—	—	(0.27)	—(b)

Distributions to shareholders from return of capital	—	(0.22)	(0.09)	(0.02)	(0.21)

Total distributions	(0.29)	(0.22)	(0.09)	(0.29)	(0.21)

Net asset value, end of year	$9.34	$8.98	$9.11	$9.39	$8.46

Total return(c)	7.50%	0.81%	(1.82)%	14.24%	(6.27)%

Net assets, end of year (in 000s)	$5,855	$7,470	$22,237	$55,099	$89,308

Ratio of net expenses to average net assets	1.79%	1.78%	1.76%	1.77%	1.77%

Ratio of total expenses to average net assets	1.90%	1.87%	1.81%	1.80%	1.79%

Ratio of net investment income to average net assets	3.20%	1.68%	0.18%	2.54%	2.10%

Portfolio turnover rate(d)	2,353%	1,026%	416%	722%	491%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

180	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.01	$9.15	$9.42	$8.49	$9.28

Net investment income(a)	0.39	0.27	0.12	0.34	0.29

Net realized and unrealized gain (loss)	0.36	(0.09)	(0.20)	0.99	(0.76)

Total from investment operations	0.75	0.18	(0.08)	1.33	(0.47)

Distributions to shareholders from net investment income	(0.39)	—	—	(0.38)	(0.01)

Distributions to shareholders from return of capital	—	(0.32)	(0.19)	(0.02)	(0.31)

Total distributions	(0.39)	(0.32)	(0.19)	(0.40)	(0.32)

Net asset value, end of year	$9.37	$9.01	$9.15	$9.42	$8.49

Total return(b)	8.65%	1.97%	(0.83)%	15.62%	(5.31)%

Net assets, end of year (in 000s)	$343,876	$310,847	$376,645	$437,445	$564,586

Ratio of net expenses to average net assets	0.71%	0.70%	0.68%	0.69%	0.68%

Ratio of total expenses to average net assets	0.82%	0.79%	0.74%	0.71%	0.70%

Ratio of net investment income to average net assets	4.29%	3.04%	1.28%	3.61%	3.18%

Portfolio turnover rate(c)	2,353%	1,026%	416%	722%	491%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	181

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.01	$9.14	$9.42	$8.48	$9.28

Net investment income(a)	0.39	0.26	0.11	0.33	0.29

Net realized and unrealized gain (loss)	0.36	(0.08)	(0.21)	1.00	(0.78)

Total from investment operations	0.75	0.18	(0.10)	1.33	(0.49)

Distributions to shareholders from net investment income	(0.39)	—	—	(0.37)	(0.01)

Distributions to shareholders from return of capital	—	(0.31)	(0.18)	(0.02)	(0.30)

Total distributions	(0.39)	(0.31)	(0.18)	(0.39)	(0.31)

Net asset value, end of year	$9.37	$9.01	$9.14	$9.42	$8.48

Total return(b)	8.68%	1.78%	(0.90)%	15.52%	(5.40)%

Net assets, end of year (in 000s)	$23,492	$17,221	$18,592	$22,711	$25,179

Ratio of net expenses to average net assets	0.79%	0.78%	0.76%	0.77%	0.76%

Ratio of total expenses to average net assets	0.90%	0.87%	0.82%	0.80%	0.79%

Ratio of net investment income to average net assets	4.25%	2.95%	1.19%	3.53%	3.15%

Portfolio turnover rate(c)	2,353%	1,026%	416%	722%	491%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

182	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.00	$9.14	$9.41	$8.48	$9.28

Net investment income(a)	0.39	0.27	0.14	0.34	0.29

Net realized and unrealized gain (loss)	0.37	(0.09)	(0.22)	0.99	(0.77)

Total from investment operations	0.76	0.18	(0.08)	1.33	(0.48)

Distributions to shareholders from net investment income	(0.39)	—	—	(0.38)	(0.01)

Distributions to shareholders from return of capital	—	(0.32)	(0.19)	(0.02)	(0.31)

Total distributions	(0.39)	(0.32)	(0.19)	(0.40)	(0.32)

Net asset value, end of year	$9.37	$9.00	$9.14	$9.41	$8.48

Total return(b)	8.67%	1.87%	(0.71)%	15.51%	(5.30)%

Net assets, end of year (in 000s)	$50,711	$17,985	$19,883	$4,023	$6,779

Ratio of net expenses to average net assets	0.70%	0.69%	0.67%	0.68%	0.67%

Ratio of total expenses to average net assets	0.81%	0.78%	0.73%	0.70%	0.69%

Ratio of net investment income to average net assets	4.30%	3.06%	1.47%	3.63%	3.16%

Portfolio turnover rate(c)	2,353%	1,026%	416%	722%	491%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	183

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Class R Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.98	$9.12	$9.40	$8.47	$9.26

Net investment income(a)	0.34	0.22	0.07	0.29	0.24

Net realized and unrealized gain (loss)	0.36	(0.09)	(0.21)	0.98	(0.77)

Total from investment operations	0.70	0.13	(0.14)	1.27	(0.53)

Distributions to shareholders from net investment income	(0.34)	—	—	(0.32)	—

Distributions to shareholders from return of capital	—	(0.27)	(0.14)	(0.02)	(0.26)

Total distributions	(0.34)	(0.27)	(0.14)	(0.34)	(0.26)

Net asset value, end of year	$9.34	$8.98	$9.12	$9.40	$8.47

Total return(b)	8.05%	1.28%	(1.35)%	14.98%	(5.89)%

Net assets, end of year (in 000s)	$3,044	$2,886	$2,520	$2,539	$3,056

Ratio of net expenses to average net assets	1.29%	1.28%	1.26%	1.27%	1.27%

Ratio of total expenses to average net assets	1.40%	1.37%	1.32%	1.30%	1.29%

Ratio of net investment income to average net assets	3.70%	2.51%	0.70%	3.04%	2.59%

Portfolio turnover rate(c)	2,353%	1,026%	416%	722%	491%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

184	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.99	$9.13	$9.40	$8.47	$9.27

Net investment income(a)	0.39	0.27	0.12	0.34	0.29

Net realized and unrealized gain (loss)	0.36	(0.09)	(0.20)	0.99	(0.77)

Total from investment operations	0.75	0.18	(0.08)	1.33	(0.48)

Distributions to shareholders from net investment income	(0.39)	—	—	(0.38)	(0.01)

Distributions to shareholders from return of capital	—	(0.32)	(0.19)	(0.02)	(0.31)

Total distributions	(0.39)	(0.32)	(0.19)	(0.40)	(0.32)

Net asset value, end of year	$9.35	$8.99	$9.13	$9.40	$8.47

Total return(b)	8.68%	1.87%	(0.71)%	15.53%	(5.31)%

Net assets, end of year (in 000s)	$150,478	$158,372	$221,056	$268,868	$235,966

Ratio of net expenses to average net assets	0.70%	0.69%	0.67%	0.68%	0.67%

Ratio of total expenses to average net assets	0.81%	0.78%	0.73%	0.70%	0.69%

Ratio of net investment income to average net assets	4.29%	2.99%	1.27%	3.62%	3.18%

Portfolio turnover rate(c)	2,353%	1,026%	416%	722%	491%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	185

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements March 31, 2024

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Bond and Core Fixed Income	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Global Core Fixed Income	A, C, Institutional, Service, Investor, R6 and P	Diversified

Income	A, C, Institutional, Investor, R6 and P	Diversified

Strategic Income	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income, Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser to the Global Core Fixed Income Fund pursuant to a management agreement with the Trust (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

At the close of business on July 14, 2023, Class R Shares of the Income Fund were liquidated.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities

186

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES ( continued)

(“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Bond	Daily/Monthly	Annually

Core Fixed Income	Daily/Monthly	Annually

Global Core Fixed Income	Daily/Monthly	Annually

Income	Daily/Monthly	Annually

Strategic Income	Monthly/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

187

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM and GSAMI have day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM and GSAMI to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the valuation procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the valuation procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are

188

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and a Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Income and Strategic Income Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iv. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

189

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

v. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

vi. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

190

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options Contracts — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of a Funds’ investments may be determined under the Valuation Procedures. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2024:

BOND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$204,555,912	$—

Corporate Obligations	—	137,085,030	—

Asset-Backed Securities	—	51,230,087	—

Municipal Debt Obligations	—	3,876,870	—

Sovereign Debt Obligations	—	2,449,889	—

U.S. Treasury Obligations	2,360,783	—	—

Bank Loans	—	248,939	—

Total	$2,360,783	$399,446,727	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(75,351,083)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

BOND (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$2,216,809	$—

Futures Contracts(a)	413,758	—	—

Interest Rate Swap Contracts(a)	—	3,574,848	—

Credit Default Swap Contracts(a)	—	55,603	—

Purchased Option Contracts	—	1,864,170	—

Total	$413,758	$7,711,430	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(2,202,263)	$—

Futures Contracts(a)	(100,342)	—	—

Interest Rate Swap Contracts(a)	—	(2,159,063)	—

Written Option Contracts	—	(1,975,728)	—

Total	$(100,342)	$(6,337,054)	$—

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$1,007,624,312	$—

Corporate Obligations	—	634,872,348	—

U.S. Treasury Obligations	358,239,404	—	—

Asset-Backed Securities	—	206,409,196	—

Agency Debentures	—	29,655,167	—

Sovereign Debt Obligations	—	21,011,765	—

Municipal Debt Obligations	—	10,958,373	—

Total	$358,239,404	$1,910,531,161	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(334,550,745)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$8,763	$—

Futures Contracts(a)	1,307,893	—	—

Interest Rate Swap Contracts(a)	—	6,726,856	—

Credit Default Swap Contracts(a)	—	1,835,116	—

Purchased Option Contracts	—	221,929	—

Total	$1,307,893	$8,792,664	$—

193

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Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$ —	$ (6,987)	$—

Futures Contracts(a)	(296,190)	—	—

Interest Rate Swap Contracts(a)	—	(4,060,970)	—

Written Option Contracts	—	(616,951)	—

Total	$ (296,190)	$ (4,684,908)	$—

GLOBAL CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$ —	$ 211,405,834	$—

Mortgage-Backed Obligations	—	172,475,430	—

Sovereign Debt Obligations	114,591,334	35,853,054	—

Asset-Backed Securities	—	85,643,220	—

U.S. Treasury Obligations	9,009,437	—	—

Agency Debentures	—	1,328,397	—

Structured Note	—	1,028,572	—

Exchange Traded Funds	302,315	—	—

Investment Company	9,667,648	—	—

Short-term Investments	—	26,524,489	—

Total	$133,570,734	$ 534,258,996	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$ —	$ (35,608,689)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$ —	$ 3,399,737	$—

Futures Contracts(a)	1,021,692	—	—

Interest Rate Swap Contracts(a)	—	5,580,482	—

Credit Default Swap Contracts(a)	—	318,824	—

Purchased Option Contracts	—	162,228	—

Total	$ 1,021,692	$ 9,461,271	$—

194

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL CORE FIXED INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(991,193)	$—

Futures Contracts(a)	(198,586)	—	—

Interest Rate Swap Contracts(a)	—	(3,644,006)	—

Credit Default Swap Contracts(a)	—	(6,496)	—

Written Option Contracts	—	(447,298)	—

Total	$(198,586)	$(5,088,993)	$—

INCOME
Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$72,034,619	$—

Mortgage-Backed Obligations	—	12,496,693	—

Asset-Backed Securities	—	4,495,556	—

Sovereign Debt Obligations	—	4,458,364	—

Bank Loans	—	4,154,893	—

U.S. Treasury Obligations	1,602,915	—	—

Common Stock and/or Other Equity Investments(b)

Europe	—	109,616	—

North America	274,888	—	—

Investment Company	7,515,504	—	—

Total	$9,393,307	$97,749,741	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(10,620,579)	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$1,467	$—

Futures Contracts	13,008	—	—

Credit Default Swap Contracts	—	41,883	—

Total	$13,008	$43,350	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(556)	$—

Futures Contracts	(50,921)	—	—

Interest Rate Swap Contracts	—	(16,192)	—

Total	$(50,921)	$(16,748)	$—

195

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Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME
Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$532,112,698	$—

Corporate Obligations	—	179,790,515	—

Asset-Backed Securities	—	148,051,739	—

U.S. Treasury Obligations	85,993,602	—	—

Bank Loans	—	13,938,493	2,600,000

Sovereign Debt Obligations	—	10,410,846	—

Municipal Debt Obligations	—	8,396,670	—

Common Stock and/or Other Equity Investments(b)

North America	1,199,109	—	—

Total	$87,192,711	$892,700,961	$2,600,000

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(322,434,375)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$8,914,699	$—

Futures Contracts(a)	29,219	—	—

Interest Rate Swap Contracts(a)	—	20,902,166	—

Credit Default Swap Contracts(a)	—	522,998	—

Purchased Option Contracts	—	8,588,208	—

Total	$29,219	$38,928,071	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(8,873,808)	$—

Futures Contracts(a)	(695,199)	—	—

Interest Rate Swap Contracts(a)	—	(12,936,272)	—

Credit Default Swap Contracts(a)	—	(2,630)	—

Written Option Contracts	—	(9,228,565)	—

Total	$(695,199)	$(31,041,275)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the

196

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Bond

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$55,603	(a)	—	$ —

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	3,977,371		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(3,894,110)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	4,092,214	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(2,543,286	)(a)

Total		$8,125,188			$ (6,437,396)

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$1,835,116	(a)	—	$ —

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	8,763		Payable for unrealized loss on forward foreign currency exchange contracts	(6,987)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	8,256,678	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(4,974,111	)(a)

Total		$10,100,557			$ (4,981,098)

Global Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts	$318,824	(a)	Variation margin on swap contracts	$ (6,496	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,399,737		Payable for unrealized loss on forward foreign currency exchange contracts	(991,193)

Interest rate	Receivable for unrealized gain on swap contracts, Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	6,764,402	(a)	Payable for unrealized loss on swap contracts, Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(4,289,890	)(a)(b)

Total		$10,482,963			$ (5,287,579)

197

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$41,883	(a)	—	$—

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,467		Payable for unrealized loss on forward foreign currency exchange contracts	(556)

Interest rate	Variation margin on futures contracts	13,008	(a)	Variation margin on futures contracts; Variation margin on swap contracts	(67,113	)(a)

Total		$56,358			$(67,669)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts	$522,998	(a)	Variation margin on swap contracts	$(2,630	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	16,956,667		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(16,594,212)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	21,477,625	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(15,139,632	)(a)

Total		$38,957,290			$(31,736,474)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)

Aggregate of amounts includes $19,807 for the Global Core Fixed Income Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Bond

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$643,893	$(110,580)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts, purchased options contracts and written options contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased options contracts and written options contracts	(854,079)	553,180

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts/Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	(3,561,735)	301,183

Total		$(3,771,921)	$743,783

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$3,097,098	$1,849,158

Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(524,930)	234,365

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	(9,311,364)	(756,759)

Total		$(6,739,196)	$1,326,764

Global Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$923,909	$150,848

Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	20,763,431	3,653,577

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	5,173,615	(1,197,494)

Total		$26,860,955	$2,606,931

199

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$217,965	$(29,388)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(26,270)	74,594

Interest rate	Net realized gain (loss) from futures contracts, written options contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	(308,254)	(72,366)

Total		$(116,559)	$(27,160)

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$1,415,940	$260,117

Currency	Net realized gain (loss) from forward foreign currency exchange contracts; purchased options contracts and written options contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts; purchased options contracts and written options contracts	(3,846,543)	2,129,305

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options contracts and written options contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options contracts and written options contracts	26,681,463	2,354,994

Total		$24,250,860	$4,744,416

For the fiscal year ended March 31, 2024, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

	Futures	Forward	Swap	Purchased	Purchased	Written	Written
Fund	Contracts	Contracts	Agreements	Options	Swaptions	Options	Swaptions

Bond	1,027	$295,612,849	$801,899,316	83,901,395	$55,355,080	80,164,602	$166,335,654

Core Fixed Income	3,677	29,548,824	1,457,891,309	166,634,206	110,522,328	119,719,461	333,732,534

Global Core Fixed Income	1,681	411,356,609	1,329,844,698	125,508,163	81,540,254	90,077,151	244,938,155

Income	148	7,004,827	17,896,288	—	—	—	—

Strategic Income	3,461	1,132,177,158	4,098,227,039	378,029,183	277,878,404	363,527,606	854,790,532

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended March 31, 2024.

200

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that GSAM and GSAMI believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2024:

Bond Fund

	Derivative Assets(1)				Derivative Liabilities(1)

			Forward		Forward			Net Derivative	Collateral
	Options		Currency		Currency	Options		Asset	(Received)	Net
Counterparty	Purchased	Swaps	Contracts	Total	Contracts	Written	Total	(Liabilities)	Pledged(1)	Amount(2)

Barclays Bank PLC	$ 144,379	$ —	$ —	$ 144,379	$ —	$ (163,220)	$ (163,220)	$ (18,841)	$ —	$ (18,841)

BNP Paribas SA	267,276	—	—	267,276	—	(225,155)	(225,155)	42,121	—	42,121

BofA Securities LLC	87,409	—	—	87,409	—	(205,310)	(205,310)	(117,901)	—	(117,901)

Citibank NA	305,057	—	—	305,057	—	(350,588)	(350,588)	(45,531)	45,531	—

Deutsche Bank AG (London)	70,578	—	—	70,578	—	(124,949)	(124,949)	(54,371)	—	(54,371)

HSBC Bank PLC	134,146	—	—	134,146	—	(62,590)	(62,590)	71,556	—	71,556

JPMorgan Securities, Inc.	99,130	17,845	2,216,809	2,333,784	(2,202,263)	(192,545)	(2,394,808)	(61,024)	61,024	—

MS & Co. Int. PLC	174,615	19,034	—	193,649	—	(211,781)	(211,781)	(18,132)	18,132	—

UBS AG (London)	581,580	—	—	581,580	—	(439,590)	(439,590)	141,990	—	141,990

Total	$1,864,170	$36,879	$2,216,809	$4,117,858	$(2,202,263)	$(1,975,728)	$(4,177,991)	$ (60,133)	$124,687	$ 64,554

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

201

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income Fund

	Derivative Assets(1)				Derivative Liabilities(1)

			Forward		Forward			Net Derivative	Collateral
	Options		Currency		Currency	Options		Asset	(Received)	Net
Counterparty	Purchased	Swaps	Contracts	Total	Contracts	Written	Total	(Liabilities)	Pledged(1)	Amount(2)

Barclays Bank PLC	$710,419	$—	$—	$710,419	$—	$(773,241)	$(773,241)	$ (62,822)	$ —	$(62,822)

BNP Paribas SA	1,223,401	—	—	1,223,401	—	(1,029,836)	(1,029,836)	193,565	—	193,565

BofA Securities LLC	397,001	—	—	397,001	—	(994,016)	(994,016)	(597,015)	—	(597,015)

Citibank NA	1,379,253	—	—	1,379,253	—	(1,655,805)	(1,655,805)	(276,552)	276,552	—

Deutsche Bank AG (London)	322,288	—	—	322,288	—	(568,567)	(568,567)	(246,279)	—	(246,279)

HSBC Bank PLC	612,132	—	—	612,132	—	(286,873)	(286,873)	325,259	—	325,259

JPMorgan Securities, Inc.	455,478	93,688	8,914,699	9,463,865	(8,873,808)	(874,228)	(9,748,036)	(284,171)	284,171	—

MS & Co. Int. PLC	798,417	67,390	—	865,807	—	(1,017,479)	(1,017,479)	(151,672)	151,672	—

UBS AG (London)	2,689,819	—	—	2,689,819	—	(2,028,520)	(2,028,520)	661,299	—	661,299

Total	$8,588,208	$161,078	$8,914,699	$17,663,985	$(8,873,808)	$(9,228,565)	$(18,102,373)	$(438,388)	$712,395	$274,007

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2024, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate

	First	Next	Next	Next	Over		Effective Net Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Effective Rate	Rate^

Bond	0.41%	0.37%	0.35%	0.34%	0.34%	0.41%	0.41%

Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.38	0.33*

Global Core Fixed Income	0.65	0.59	0.56	0.55	0.54	0.65	0.56(a)

Income	0.55	0.50	0.47	0.46	0.45	0.55	0.55

Strategic Income	0.60	0.54	0.51	0.50	0.49	0.60	0.59

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*

GSAM agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.33% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least July 28, 2024, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

(a)

GSAMI agreed to waive a portion of the Management Fee in order to achieve an effective net management fee rate of 0.56% as an annual percentage rate of the average daily net assets of the Fund. This management fee waiver arrangement will remain in effect through at least July 28, 2024, and prior to such date, GSAMI may not terminate the arrangement without the approval of the Board of Trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (the “Government Money Market Fund”), which is affiliated Underlying Fund. GSAM and GSAMI have agreed to waive a portion of their management fee payable by the Funds in an amount equal to the management fee they earn as investment advisers to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended March 31, 2024, GSAM waived $4,100, $60,473, $2,892 and $50,606 of the management fee for the Bond, Core Fixed Income, Income and Strategic Income Funds, respectively. For the fiscal year ended March 31, 2024, GSAMI waived $16,307 of the management fee for the Global Core Fixed Income Fund.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2024, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

Bond	$3,626	$—

Core Fixed Income	7,801	328

Global Core Fixed Income	202	—

Income	393	—

Strategic Income	986	—

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Notes to Financial Statements (continued) March 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.02% as an annual percentage rate of the average net assets attributable to Class A, Class C and Investor Shares of the Global Core Fixed Income Fund. This arrangement will remain in effect through at least July 28, 2024, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Core Fixed Income, Income and Strategic Income Funds are 0.004%, 0.014%, 0.004%, 0.054% and 0.054%, respectively. These Other Expense limitations will remain in place through at least July 28, 2024 for the Funds, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended March 31, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Bond	$ 4,100	$ 497	$846,851	$ 851,448

Core Fixed Income	1,007,686	1,217	573,393	1,582,296

Global Core Fixed Income	559,871	15,181	539,509	1,114,561

Income	2,892	3	366,433	369,328

Strategic Income	50,606	523	629,712	680,841

G. Line of Credit Facility — As of March 31, 2024, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2024, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000. The facility was changed to $1,150,000,000 effective April 16, 2024.

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2024, Goldman Sachs earned $54,013, $193,236 and $241,188 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

As of March 31, 2024, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Portfolio

Global Core Fixed Income	30%	22%

As of March 31, 2024, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Class C	Institutional	Service	Class R6

Bond	—%	—%	13%	—%

Income	9	77	—	100

The following table provides information about the Fund’s investments in the Government Money Market Fund as of and for the fiscal year ended March 31, 2024.

Fund	Underlying Fund	Market Value as of March 31, 2023	Purchases at Cost	Proceeds from Sales	Market Value as of March 31, 2024	Shares as of March 31, 2024	Dividend Income

Bond	Goldman Sachs Financial Square Government Fund — Institutional Shares	$6,334,996	$67,375,988	$(73,710,984)	$—	—	$136,166

Core Fixed Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	23,295,809	855,565,287	(878,861,096)	—	—	1,969,688

Global Core Fixed Income	Goldman Sachs Financial Square Government Fund— Institutional Shares	6,461,210	268,716,951	(265,510,513)	9,667,648	9,667,648	529,006

Income	Goldman Sachs Financial Square Government Fund— Institutional Shares	2,952,139	81,272,785	(76,709,420)	7,515,504	7,515,504	93,015

Strategic Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	86,058,702	481,796,561	(567,855,263)	—	—	1,623,609

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Notes to Financial Statements (continued) March 31, 2024

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2024, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Bond	$ 4,028,966,509	$129,789,730	$ 4,080,906,822	$ 95,156,129

Core Fixed Income	19,081,306,110	503,552,971	18,846,829,656	310,396,554

Global Core Fixed Income	3,018,849,432	208,804,730	3,036,738,183	132,524,976

Income	460,917,757	52,816,662	460,600,733	31,307,908

Strategic Income	13,550,662,349	388,405,788	13,672,128,396	181,401,176

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2024 was as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Strategic Income

Distributions paid from:

Ordinary income	$13,732,844	$72,197,532	$16,873,763	$4,220,266	$27,064,069

Total taxable distributions	$13,732,844	$72,197,532	$16,873,763	$4,220,266	$27,064,069

Tax return of capital	$—	$250,628	$—	$487,579	$ —

The tax character of distributions paid during the fiscal year ended March 31, 2023 was as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Strategic Income

Distributions paid from:

Ordinary income	$9,054,485	$41,583,590	$14,022,738	$5,439,049	$ —

Total taxable distributions	$9,054,485	$41,583,590	$14,022,738	$5,439,049	$ —

Tax return of capital	$3,749,881	$7,792,499	$—	$81,248	$23,562,734

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Strategic Income

Undistributed ordinary income — net	$467,667	$—	$26,756,922	$—	$8,362,719

Capital loss carryforwards:

Perpetual Short-Term	(21,398,601)	(84,344,414)	(26,050,939)	(1,679,204)	(1,185,151,268)

Perpetual Long-Term	(27,482,978)	(90,256,168)	(20,463,135)	(5,880,134)	(744,195,698)

Total capital loss carryforwards	(48,881,579)	(174,600,582)	(46,514,074)	(7,559,338)	(1,929,346,966)

Timing differences (Post October Capital Loss Deferral/Qualified Late Year Ordinary Loss Deferral/Dividends Payable and Straddle Loss Deferrals)	$(1,032,851)	$(5,324,363)	$(497,479)	$(2,095,331)	$(10,520,537)

Unrealized gains (loss) — net	(9,588,383)	(97,505,119)	(28,093,762)	(1,258,712)	(28,306,240)

Total accumulated earnings (loss) net	$(59,035,146)	$(277,430,064)	$(48,348,393)	$(10,913,381)	$(1,959,811,024)

As of March 31, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Strategic Income

Tax Cost	$415,091,197	$2,373,504,294	$702,032,566	$108,407,437	$1,026,881,311

Gross unrealized gain	4,192,837	14,209,901	4,495,669	3,191,442	11,709,815

Gross unrealized loss	(13,781,220)	(111,715,020)	(32,589,431)	(4,450,154)	(40,016,055)

Net unrealized loss	$(9,588,383)	$(97,505,119)	$(28,093,762)	$(1,258,712)	$(28,306,240)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, differences in the tax treatment of partnership investments, swap transactions, and market discount accretion and premium amortization.

The Bond and Core Fixed Income Funds reclassed $5,191 and $12,938, respectively, from distributable earnings to paid-in capital for the year ending March 31, 2024. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of paydown gains and losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Collateralized Loan Obligations Risk — The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and

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Notes to Financial Statements (continued) March 31, 2024

8. OTHER RISKS (continued)

default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds’ may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

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8. OTHER RISKS (continued)

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’

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Notes to Financial Statements (continued) March 31, 2024

8. OTHER RISKS (continued)

investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mortgage-Backed and Other Asset-Backed Securities Risk — Mortgage-related and other asset-backed securities are subject to credit/ default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Funds to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Funds may purchase the securities of issuers that are in default.

Portfolio Turnover Rate Risk — A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Funds and their shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

11. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

	Bond Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2024		March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,161,819	$10,150,341	774,250	$6,994,928

Reinvestment of distributions	203,478	1,773,405	175,473	1,572,529

Shares redeemed	(1,617,531)	(14,061,952)	(1,173,031)	(10,591,736)

	(252,234)	(2,138,206)	(223,308)	(2,024,279)

Class C Shares

Shares sold	35,730	308,623	43,584	392,790

Reinvestment of distributions	9,668	84,201	10,455	93,709

Shares redeemed	(190,075)	(1,658,930)	(248,983)	(2,257,845)

	(144,677)	(1,266,106)	(194,944)	(1,771,346)

Institutional Shares

Shares sold	1,949,188	17,036,026	5,993,722	53,889,274

Reinvestment of distributions	444,230	3,872,674	418,788	3,752,557

Shares redeemed	(3,769,791)	(33,257,093)	(6,328,702)	(56,968,263)

	(1,376,373)	(12,348,393)	83,808	673,568

Service Shares

Shares sold	2,254	19,634	4,961	44,959

Reinvestment of distributions	478	4,164	334	2,989

Shares redeemed	(3,263)	(29,236)	(386)	(3,494)

	(531)	(5,438)	4,909	44,454

Investor Shares

Shares sold	1,358,037	11,756,067	2,691,000	23,972,151

Reinvestment of distributions	157,953	1,375,653	214,137	1,914,221

Shares redeemed	(3,522,114)	(30,405,855)	(4,192,998)	(37,415,522)

	(2,006,124)	(17,274,135)	(1,287,861)	(11,529,150)

Class R6 Shares

Shares sold	2,083,242	18,189,601	1,583,072	14,375,949

Reinvestment of distributions	312,923	2,726,844	255,265	2,286,317

Shares redeemed	(2,170,115)	(18,896,510)	(1,663,500)	(14,983,182)

	226,050	2,019,935	174,837	1,679,084

Class R Shares

Shares sold	69,968	614,501	33,824	299,630

Reinvestment of distributions	9,336	81,359	7,137	63,850

Shares redeemed	(70,980)	(618,099)	(63,113)	(589,057)

	8,324	77,761	(22,152)	(225,577)

Class P Shares

Shares sold	2,760,687	24,066,470	1,987,234	17,850,020

Reinvestment of distributions	420,559	3,665,495	323,450	2,895,628

Shares redeemed	(1,894,287)	(16,463,638)	(1,625,491)	(14,602,135)

	1,286,959	11,268,327	685,193	6,143,513

NET DECREASE	(2,258,606)	$(19,666,255)	(779,518)	$(7,009,733)

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Fixed Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2024		March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	3,757,706	$33,965,864	4,115,699	$38,266,755

Reinvestment of distributions	466,225	4,211,602	375,575	3,483,359

Shares redeemed	(3,981,012)	(35,455,075)	(6,556,026)	(61,051,626)

	242,919	2,722,391	(2,064,752)	(19,301,512)

Class C Shares

Shares sold	303,200	2,770,632	119,445	1,115,030

Reinvestment of distributions	22,603	205,284	15,145	141,129

Shares redeemed	(195,255)	(1,777,607)	(324,821)	(3,052,223)

	130,548	1,198,309	(190,231)	(1,796,064)

Institutional Shares

Shares sold	38,406,605	349,765,218	27,243,836	254,785,747

Reinvestment of distributions	2,024,306	18,363,147	1,097,139	10,220,465

Shares redeemed	(24,516,133)	(221,961,847)	(25,722,887)	(241,308,954)

	15,914,778	146,166,518	2,618,088	23,697,258

Service Shares

Shares sold	2,770	25,311	2,600	24,403

Reinvestment of distributions	661	6,000	514	4,787

Shares redeemed	(13,416)	(120,877)	(10,621)	(98,813)

	(9,985)	(89,566)	(7,507)	(69,623)

Investor Shares

Shares sold	32,345,451	293,218,104	9,382,165	88,109,662

Reinvestment of distributions	1,260,965	11,405,991	671,773	6,247,270

Shares redeemed	(11,147,102)	(100,454,946)	(15,718,728)	(147,167,686)

	22,459,314	204,169,149	(5,664,790)	(52,810,754)

Class R6 Shares

Shares sold	7,050,781	64,383,520	15,150,077	144,082,164

Reinvestment of distributions	959,508	8,733,956	881,791	8,194,290

Shares redeemed	(19,639,681)	(178,917,239)	(4,925,774)	(46,059,933)

	(11,629,392)	(105,799,763)	11,106,094	106,216,521

Class R Shares

Shares sold	57,149	519,111	88,105	834,757

Reinvestment of distributions	14,212	128,519	10,615	98,408

Shares redeemed	(65,314)	(589,263)	(105,214)	(992,528)

	6,047	58,367	(6,494)	(59,363)

Class P Shares

Shares sold	24,702,379	224,106,636	20,774,264	194,166,687

Reinvestment of distributions	3,056,004	27,782,319	2,115,711	19,731,707

Shares redeemed	(11,044,657)	(99,642,707)	(21,405,924)	(198,808,085)

	16,713,726	152,246,248	1,484,051	15,090,309

NET INCREASE	43,827,955	$400,671,653	7,274,459	$70,966,772

213

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Core Fixed Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2024		March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	595,847	$6,644,012	527,550	$5,916,655

Reinvestment of distributions	52,764	589,525	62,456	696,556

Shares redeemed	(1,397,427)	(15,631,660)	(1,123,210)	(12,613,678)

	(748,816)	(8,398,123)	(533,204)	(6,000,467)

Class C Shares

Shares sold	13,371	149,632	3,704	41,234

Reinvestment of distributions	2,129	23,532	2,586	28,533

Shares redeemed	(80,144)	(887,739)	(97,809)	(1,087,105)

	(64,644)	(714,575)	(91,519)	(1,017,338)

Institutional Shares

Shares sold	6,206,648	69,277,775	9,751,969	109,316,503

Reinvestment of distributions	508,245	5,669,545	434,630	4,841,297

Shares redeemed	(5,958,164)	(66,217,640)	(12,676,400)	(143,276,919)

	756,729	8,729,680	(2,489,801)	(29,119,119)

Service Shares

Shares sold	10,490	116,979	6,044	67,700

Reinvestment of distributions	911	10,106	875	9,686

Shares redeemed	(17,827)	(196,867)	(10,348)	(115,341)

	(6,426)	(69,782)	(3,429)	(37,955)

Investor Shares

Shares sold	810,402	8,971,383	1,811,881	20,291,812

Reinvestment of distributions	104,818	1,166,334	104,557	1,163,150

Shares redeemed	(2,266,095)	(25,255,802)	(2,474,216)	(27,392,122)

	(1,350,875)	(15,118,085)	(557,778)	(5,937,160)

Class R6 Shares

Shares sold	6,774,423	74,909,740	5,791,188	65,245,194

Reinvestment of distributions	793,086	8,859,024	610,780	6,797,530

Shares redeemed	(1,853,708)	(20,490,400)	(2,853,069)	(31,890,929)

	5,713,801	63,278,364	3,548,899	40,151,795

Class P Shares

Shares sold	122,028	1,325,830	—	—

Reinvestment of distributions	19,366	216,488	15,961	177,950

Shares redeemed	(47,913)	(540,388)	(42,556)	(481,584)

	93,481	1,001,930	(26,595)	(303,634)

NET INCREASE (DECREASE)	4,393,250	$48,709,409	(153,427)	$(2,263,878)

214

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2024		March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	86,999	$747,690	18,710	$163,359

Reinvestment of distributions	5,807	50,414	4,447	38,230

Shares redeemed	(16,119)	(139,273)	(5,573)	(49,492)

	76,687	658,831	17,584	152,097

Class C Shares

Shares sold	46,951	411,487	16,234	140,679

Reinvestment of distributions	1,802	15,599	2,014	17,266

Shares redeemed	(20,112)	(171,226)	(403)	(3,444)

	28,641	255,860	17,845	154,501

Institutional Shares

Shares sold	93,861	818,525	278,162	2,507,708

Reinvestment of distributions	93,956	812,245	162,826	1,406,115

Shares redeemed	(106,568)	(918,979)	(1,576,131)	(13,592,144)

	81,249	711,791	(1,135,143)	(9,678,321)

Investor Shares

Shares sold	1,782,922	15,483,575	19,965	171,760

Reinvestment of distributions	19,897	172,742	1,588	13,621

Shares redeemed	(1,019,535)	(8,967,951)	(2,551)	(21,915)

	783,284	6,688,366	19,002	163,466

Class R6 Shares

Reinvestment of distributions	371	3,202	435	3,746

	371	3,202	435	3,746

Class R Shares(a)

Reinvestment of distributions	81	693	395	3,394

Shares redeemed	(5,926)	(51,060)	—	—

	(5,845)	(50,367)	395	3,394

Class P Shares

Shares sold	7,702,409	65,137,403	1,639,888	14,102,224

Reinvestment of distributions	421,729	3,652,831	464,933	4,012,491

Shares redeemed	(5,797,240)	(49,722,448)	(3,826,073)	(33,826,654)

	2,326,898	19,067,786	(1,721,252)	(15,711,939)

NET INCREASE (DECREASE)	3,291,285	$27,335,469	(2,801,134)	$(24,913,056)

(a)	At the close of business on July 14, 2023, Class R Shares of the Fund were liquidated.

215

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2024		March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	779,867	$7,135,723	2,316,922	$20,485,902

Reinvestment of distributions	427,341	3,894,586	403,885	3,584,738

Shares redeemed	(3,703,038)	(33,643,887)	(3,175,077)	(28,200,127)

	(2,495,830)	(22,613,578)	(454,270)	(4,129,487)

Class C Shares

Shares sold	272,782	2,496,257	100,764	884,784

Reinvestment of distributions	20,114	182,625	32,621	289,125

Shares redeemed	(497,926)	(4,533,673)	(1,741,427)	(15,363,520)

	(205,030)	(1,854,791)	(1,608,042)	(14,189,611)

Institutional Shares

Shares sold	12,443,378	114,056,711	6,262,242	55,717,933

Reinvestment of distributions	1,311,810	11,989,398	1,074,447	9,544,859

Shares redeemed	(11,566,788)	(105,436,841)	(14,018,282)	(125,088,853)

	2,188,400	20,609,268	(6,681,593)	(59,826,061)

Investor Shares

Shares sold	1,326,126	12,163,086	513,604	4,614,219

Reinvestment of distributions	85,603	783,945	63,814	566,954

Shares redeemed	(816,123)	(7,405,643)	(698,988)	(6,216,403)

	595,606	5,541,388	(121,570)	(1,035,230)

Class R6 Shares

Shares sold	4,183,634	38,180,617	494,193	4,387,404

Reinvestment of distributions	73,433	669,933	68,181	605,242

Shares redeemed	(841,165)	(7,697,583)	(740,378)	(6,570,990)

	3,415,902	31,152,967	(178,004)	(1,578,344)

Class R Shares

Shares sold	47,352	430,499	73,775	660,128

Reinvestment of distributions	11,995	109,255	8,618	76,387

Shares redeemed	(54,854)	(500,220)	(37,484)	(331,022)

	4,493	39,534	44,909	405,493

Class P Shares

Shares sold	628,421	5,735,286	3,474,953	30,882,321

Reinvestment of distributions	715,561	6,520,191	743,915	6,593,426

Shares redeemed	(2,867,545)	(25,993,169)	(10,822,971)	(95,752,687)

	(1,523,563)	(13,737,692)	(6,604,103)	(58,276,940)

NET INCREASE (DECREASE)	1,979,978	$19,137,096	(15,602,673)	$(138,630,180)

216

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Income Fund, and Goldman Sachs Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Core Fixed Income Fund, Goldman Sachs Income Fund, and Goldman Sachs Strategic Income Fund (five of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 24, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

217

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2024 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024, which represents a period of 183 days of a 366-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Core Fixed Income Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	10/1/23	3/31/24		3/31/24*	10/1/23	3/31/24		3/31/24*	10/1/23	3/31/24		3/31/24*
Class A
Actual	$1,000.00	$1,068.70		$4.07	$1,000.00	$1,062.50		$3.65	$1,000.00	$1,062.80		$4.70
Hypothetical 5% return	1,000.00	1,021.10	+	3.98	1,000.00	1,021.50	+	3.58	1,000.00	1,020.50	+	4.60

Class C
Actual	1,000.00	1,064.80		7.93	1,000.00	1,058.30		7.50	1,000.00	1,058.40		8.55
Hypothetical 5% return	1,000.00	1,017.30	+	7.75	1,000.00	1,017.70	+	7.36	1,000.00	1,016.70	+	8.38

Institutional
Actual	1,000.00	1,070.50		2.37	1,000.00	1,064.00		1.95	1,000.00	1,063.60		3.10
Hypothetical 5% return	1,000.00	1,022.70	+	2.31	1,000.00	1,023.10	+	1.91	1,000.00	1,022.00	+	3.04

Service
Actual	1,000.00	1,068.20		4.61	1,000.00	1,061.40		4.53	1,000.00	1,061.20		5.67
Hypothetical 5% return	1,000.00	1,020.60	+	4.51	1,000.00	1,020.60	+	4.44	1,000.00	1,019.50	+	5.55

Investor
Actual	1,000.00	1,070.20		2.78	1,000.00	1,063.70		2.37	1,000.00	1,063.30		3.41
Hypothetical 5% return	1,000.00	1,022.30	+	2.71	1,000.00	1,022.70	+	2.32	1,000.00	1,021.70	+	3.34

Class R6
Actual	1,000.00	1,070.60		2.31	1,000.00	1,064.00		1.90	1,000.00	1,063.60		3.05
Hypothetical 5% return	1,000.00	1,022.80	+	2.26	1,000.00	1,023.20	+	1.86	1,000.00	1,022.10	+	2.99

Class R
Actual	1,000.00	1,067.50		5.36	1,000.00	1,061.10		4.94	—	—		—
Hypothetical 5% return	1,000.00	1,019.80	+	5.24	1,000.00	1,020.20	+	4.84	—	—	+	—

Class P
Actual	1,000.00	1,070.60		2.31	1,000.00	1,064.00		1.90	1,000.00	1,064.50		3.05
Hypothetical 5% return	1,000.00	1,022.80	+	2.26	1,000.00	1,023.20	+	1.86	1,000.00	1,022.10	+	2.99

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Bond	0.79%	1.54%	0.46%	0.89%	0.54%	0.45%	1.04%	0.45%
Core Fixed Income	0.71	1.46	0.38	0.88	0.46	0.37	0.96	0.37
Global Core Fixed Income	0.91	1.66	0.60	1.10	0.66	0.59	—	0.59

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

218

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2024 (Unaudited) (continued)

	Income Fund				Strategic Income Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	10/1/23	3/31/24		3/31/24*	10/1/23	3/31/24		3/31/24*
Class A
Actual	$1,000.00	$1,082.90		$5.14	$ 1,000.00	$1,065.40		$5.32
Hypothetical 5% return	1,000.00	1,020.10	+	4.98	1,000.00	1,019.90	+	5.20

Class C
Actual	1,000.00	1,079.00		9.06	1,000.00	1,061.60		9.17
Hypothetical 5% return	1,000.00	1,016.30	+	8.79	1,000.00	1,016.10	+	8.97

Institutional
Actual	1,000.00	1,083.50		3.41	1,000.00	1,067.10		3.62
Hypothetical 5% return	1,000.00	1,021.70	+	3.31	1,000.00	1,021.50	+	3.54

Investor
Actual	1,000.00	1,084.30		3.87	1,000.00	1,066.70		4.04
Hypothetical 5% return	1,000.00	1,021.30	+	3.76	1,000.00	1,021.10	+	3.95

Class R6
Actual	1,000.00	1,083.50		3.39	1,000.00	1,066.00		3.57
Hypothetical 5% return	1,000.00	1,021.80	+	3.29	1,000.00	1,021.60	+	3.49

Class R
Actual	—	—		—	1,000.00	1,064.20		6.61
Hypothetical 5% return	—	—	+	—	1,000.00	1,018.60	+	6.46

Class P
Actual	1,000.00	1,083.50		3.35	1,000.00	1,067.30		3.57
Hypothetical 5% return	1,000.00	1,021.80	+	3.26	1,000.00	1,021.60	+	3.49

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income	0.99%	1.75%	0.66%	0.75%	0.65%	—%	0.65%
Strategic Income	1.03	1.78	0.70	0.78	0.69	1.28	0.69

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

219

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each of the Bond, Core Fixed Income, Income and Strategic Income Funds’ investment adviser, to administer the Program for those funds, and GSAMI, the Global Core Fixed Income Fund’s investment adviser, to administer the Program for the Global Core Fixed Income Fund. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 13-14, 2024, GSAM and GSAMI provided written reports to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual reports discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The reports concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

220

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal

Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

221

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	Verizon Communications Inc.
Cheryl K. Beebe Age:68	Trustee	Since 2024

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); Director, HanesBrands Inc. (2020–Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)
Dwight L. Bush Age: 67	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 70	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age:67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	None

222

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joaquin Delgado Age: 64	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 61	Trustee	Since 2021

Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock.

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	None
Lawrence Hughes Age:65	Trustee	Since 2024	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company)(1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	None
John F. Killian Age: 69	Trustee	Since 2024

Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	Consolidated Edison, Inc (a utility holding company)
Steven D. Krichmar Age:65	Trustee	Since 2024

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	None

223

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Michael Latham Age:58	Trustee	since 2024	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Goldman Sachs Credit Income Fund.	181	None
Lawrence W. Stranghoener Age:69	Trustee	Since 2024

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011- 2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				181	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)
Paul C. Wirth Age:66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-Present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	None

224

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	181	None

*

Mr. McNamara is considered to be an “Interested Trustee” of the Trust because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of March 31, 2024.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2024, Goldman Sachs Trust consisted of 87 portfolios (85 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 7 portfolios; Goldman Sachs ETF Trust consisted of 68 portfolios (36 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public and has since been deregistered as an investment company.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Information as of the date of this shareholder report. Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

225

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of March 31, 2024.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Multi Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2024, the Bond Fund, Core Fixed Income Fund, Global Core Fixed Income Fund, Income Fund, and Strategic Income Fund designate 98.25%, 96.78%, 100.00%, 100.00%, and 100.00%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.56 trillion in assets under supervision as of March 31, 2024, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]
∎	Short Duration High Yield Fund[5]

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[6]
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[7]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
[7]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.

  Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn more about our exchange-traded funds.

Goldman Sachs Funds Annual Report March 31, 2024 Municipal Funds Dynamic Municipal Income High Yield Municipal Municipal Income Completion Short Duration Tax-Free

  Goldman Sachs Municipal Funds

∎	DYNAMIC MUNICIPAL INCOME

∎	HIGH YIELD MUNICIPAL

∎	MUNICIPAL INCOME COMPLETION

∎	SHORT DURATION TAX-FREE

Effective January 24, 2023, open-end mutual funds and exchange traded funds will be required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the Securities and Exchange Commission on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Municipal Funds

March 31, 2024

Market Review

During the 12 months ended March 31, 2024 (the “Reporting Period”), the performance of the municipal bond market was influenced most by interest rate volatility, market technicals (that is, supply/demand dynamics) and investor expectations for Federal Reserve (“Fed”) monetary policy.

Investment grade municipal securities posted a slight decline in the second quarter of 2023, when the Reporting Period began. Despite positive returns in June, which were driven by strong spring seasonals,1 negative returns in April and May more than offset the gains. Overall, during the second calendar quarter, the broad municipal market contended with numerous factors, including aftershocks of a regional banking crisis, tax filing season, elevated levels of selling by banks, down-to-the-wire debt ceiling negotiations in Congress, and a hawkish Fed. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Among these market drivers, U.S. debt ceiling negotiations and a subsequent agreement accounted for most of the quarter’s headlines. Better than consensus expected employment and economic data, coupled with the Fed’s resolve to raise short-term interest rates to combat inflation, were also consistent themes. In this environment, U.S. Treasury yields and municipal yields rose, ending the quarter higher than they started. Regarding supply, municipal new issuance was 15% lower in the second quarter of 2023 than it had been in the second quarter of 2022, largely due to subdued refinancing activity and a drop in issuance for new state and local government projects.2 Meanwhile, higher interest rates had a negative impact on taxable municipal issuance, which had served as a refinancing tool in recent years. As for demand, municipal bond mutual funds experienced $6 billion in net investment outflows during the quarter, driven by tax liability-related selling in April and by elevated inflation readings and stronger economic data that increased investor concerns about higher interest rates.3

The third quarter of 2023 got off to a modestly positive start in July, fueled by strong summer market technicals. However, as autumn approached, these favorable seasonals reversed. Municipal bond yields rose significantly during August and September, resulting in negative returns for investment grade municipal securities for the third quarter overall. (Bond prices and yields move in opposite directions.) There was no shortage of market-moving headlines during the quarter, which contributed to the rise in municipal yields. Among them were increased issuance of U.S. Treasury securities, a drop in foreign demand for municipal bonds, a ratings downgrade of U.S. sovereign debt, and a hawkish tone at the Fed’s September policy meeting. With regard to supply, the third quarter saw a decrease in new issue volumes, with 4% less coming to market compared to the third quarter of 2022.2 Nonetheless, the decline was smaller than in some prior quarters when new issuance had dropped by double digits. Taxable municipal supply plummeted, as higher yields generally made refunding activity uneconomical. As for investment flows, municipal bond mutual funds saw $4 billion in net outflows during the third calendar quarter, as it became apparent the Fed might keep interest rates higher for longer. That said, third calendar quarter outflows were significantly lower than the $14 billion of outflows in the third quarter of 2022.3

Market conditions looked bleak as the fourth quarter of 2023 kicked off, with municipal bond yields hitting 15-year highs in October. Investment grade municipal securities were also pressured by weak market technicals, specifically an increase in supply and a lack of reinvestment capital. However, investment grade municipal securities roared back to close out the calendar year, delivering historic gains in November and December, as municipal yields fell precipitously. November, in particular, saw the best monthly performance for investment grade municipal securities in more than 40 years, which drove strongly positive returns for the fourth calendar quarter as a whole. Indeed, bond yields overall were volatile during the quarter. The 10-year U.S. Treasury yield briefly touched 5% in late October on strong labor and economic data and due to above consensus expected inflation readings, before plummeting to 3.88% in late December as the data reversed course. At the Fed’s December meeting, policymakers adopted a dovish tone and suggested there might be multiple interest rate cuts in 2024. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Regarding supply, new issue volumes fluctuated during the quarter, as issuers generally avoided bringing deals when bond market-moving events, such as economic data releases, were on the horizon. Despite the volatility, however, overall new issue volumes were 30% higher in the fourth quarter of 2023 than they had been in the fourth quarter of 2022.2 As for demand, municipal bond mutual funds saw net outflows of $5.4 billion during the fourth calendar quarter, much lower than the $30 billion in investment outflows seen during the fourth quarter of 2022.3

[1]	“Seasonals” refer to supply/demand trends that tend to occur at particular times of the year in the municipal bond market.
[2]	Source of issuance data: Bond Buyer.
[3]	Source of investment flow data: Lipper.

3

MARKET REVIEW

Despite favorable market technicals at the beginning of the new year and a consensus view that global bond yields would keep falling, investment grade municipal securities produced modestly negative returns in the first quarter of 2024. Rising interest rates, expensive municipal valuations and elevated new issue supply all weighed on the investment grade municipal market. The increase in interest rates was largely the result of investors paring back their expectations for the number of Fed rate cuts in 2024. At the start of the calendar year, the markets were generally pricing in more than six Fed rate cuts, with the first coming in March. However, strong labor data, above consensus inflation readings and the Fed’s own projections led the market to modify its rate cut expectations from six to three, with the first cut anticipated in the summer at the earliest. Regarding supply, new issuance was 25% higher during the first quarter of 2024 than it had been in the first quarter of 2023.2 The increase was driven primarily by the refinancing of Build America Bonds4 (“BABs”), generally through new tax-exempt issuance, along with multiple mega-deals of $1 billion or more. As for demand, municipal bond mutual funds experienced modest net inflows during the first quarter of 2024.

For the Reporting Period overall, primary market issuance was historically average, with approximately $400 billion in total new supply.2 Higher interest rates had a negative impact on taxable refunding issuance, while BAB refinancings boosted tax-exempt municipal supply. Regarding demand, municipal bond mutual funds experienced approximately $13 billion in net investment outflows during the Reporting Period overall, a stark improvement over the $100 billion of outflows experienced during the prior 12-month period.3 Both tax-loss harvesting and volatile interest rates played a role in the investment outflows.

Municipal yields rose across all maturities during the Reporting Period overall. The yield on a two-year AAA-rated municipal security rose 59 basis points to 2.98%; the yield on a 10-year AAA-rated municipal security rose 24 basis points to 2.50%; and the yield on a 30-year AAA-rated municipal security rose 36 basis points to 3.67%. By comparison, the yield on a two-year U.S. Treasury security rose 59 basis points to 4.62%; the yield on a 10-year U.S. Treasury security rose 73 basis points to 4.20%; and the yield on a 30-year U.S. Treasury security rose 69 basis points to 4.34%.5

In addition, the front, or short-term, end of the municipal yield curve, which had experienced an inversion for the first time in December 2022, became more inverted during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The valuations of short-term municipal securities were lofty compared to those of short-term U.S. Treasury securities, which put continued pressure on short-term municipal yields. At the end of the Reporting Period, the yield on a two-year AAA-rated municipal security was 48 basis points higher than the yield on a 10-year AAA-rated municipal security.6

For the Reporting Period overall, the investment grade municipal bond market, as measured by the Bloomberg Municipal Bond Index, recorded a positive return of 3.12%. The lowest rated segments of the index generally performed best. Among maturities, municipal securities of 22 years and longer outpaced municipal securities of shorter maturities.

High Yield Municipals

In the second quarter of 2023 when the Reporting Period began, high yield municipal securities generated a positive return, outperforming investment grade municipal securities, as spreads, or yield differentials, tightened. Although spreads continued to narrow in the third calendar quarter, high yield municipal securities posted a negative return overall for those months. They also lagged investment grade municipal securities, largely due to weakness among longer duration issues amid a sharp rise in interest rates. (The high yield municipal bond market is of structurally longer duration than the investment grade municipal bond market.) In the fourth calendar quarter, high yield municipal securities delivered strong gains, with the Bloomberg Municipal High Yield Bond Index recording its best return since the third quarter of 2009. High yield municipal securities also outperformed investment grade municipal securities, as municipal yields dropped and longer duration issues generated gains. During the first quarter of 2024, high yield municipal securities continued to produce positive returns and outperformed investment grade municipal securities.

[4]

Build America Bonds are taxable municipal bonds featuring federal tax credits or subsidies for bondholders or state and local government bond issuers. The Build America Bonds program was introduced in 2009 and expired in 2010.

[5]	Source: Bloomberg Valuation (BVAL AAA) and Generic Government curves (USGG).
[6]	Source: Bloomberg Valuation (BVAL AAA).

4

MARKET REVIEW

For the Reporting Period as a whole, high yield municipal securities outperformed investment grade municipal securities. The strongest performers in the high yield municipal bond market, as measured by the Bloomberg Municipal High Yield Bond Index, were Puerto Rico and transportation credits, while the weakest performers were housing and electric credits, both of which still produced positive returns.

Looking Ahead

At the end of the Reporting Period, we thought near-term market technicals might prove challenging for municipal securities broadly but that a more favorable backdrop should emerge. In our view, the municipal bond market was still grappling at the end of the Reporting Period with revised expectations about the timing of potential Fed interest rate cuts as well as with a heavy new issue calendar that had come at the same time investors were focused on the April tax filing deadline. Indeed, the heavier than consensus expected new issuance in the first quarter of 2024 had led some market participants to make upward revisions to their expectations for full calendar year supply. However, we believed there was still significant demand on the sidelines to absorb any increase. Summer months tend to see significant bond maturities and coupon income flows to investors, which should provide strong support for the new issue market, in our opinion. Additionally, we believed cash held in money market funds and in U.S. Treasury bills could fuel demand for municipal securities broadly if investors look to lock in yields with longer maturities before the Fed begins to cut interest rates.

From a credit perspective, at the end of the Reporting Period, we did not anticipate a meaningfully weaker environment in 2024. While there may be increased headlines around budget shortfalls as fiscal year 2025 budget negotiations begin, we believed state and local governments were in a strong position to handle revenue slowdowns. (Municipal fiscal years typically start on July 1st.) Should U.S. economic growth expand as Goldman Sachs economists projected at the end of the Reporting Period, municipal revenues should prove resilient, in our view. We also believed credit strength existed among high yield municipal issuers, and we expected 2024 municipal defaults to be below 2023 levels, with most defaults likely to be idiosyncratic in nature.

At the end of the Reporting Period, we welcomed what we thought would be an extended period of “higher for longer” municipal bond yields. In managing the Goldman Sachs Municipal Funds (the “Funds”), we planned to continue looking across maturities along the municipal yield curve and inclusive of all credit qualities in an effort to improve the Funds’ respective distribution rates. Because of the municipal yield curve inversion, we favored 15- to 20-year maturities over 10-year maturities at the end of the Reporting Period. On the front end of the municipal yield curve, we planned to continue monitoring the market’s views on anticipated Fed interest rate cuts and potentially adjust the Funds’ holdings of floating rate notes when appropriate. From a sector perspective, we intended to continue monitoring developments in the health care sector, looking for evidence of stability and potentially increasing the Funds’ exposure to health care credits. Finally, at the end of the Reporting Period, we planned to continue seeking to keep the Funds invested in the most tax-efficient manner.

5

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 4.91%, 4.20%, 5.26%, 4.72%, 5.17%, 5.26% and 5.26%, respectively. These returns compare to the 2.17% average annual total return of the Fund’s benchmark, the Bloomberg Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund outperformed the Index during the Reporting Period, with bottom-up security selection and overall credit positioning contributing positively to relative performance. The Fund’s sector and state positioning also added to returns. The Fund’s combined duration and yield curve positioning had a mixed impact on results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A

Individual security selection added most to the Fund’s relative returns during the Reporting Period. Specifically, the Fund was helped by selection among general obligation bonds and special tax bonds. On the other hand, selection of municipal electric utility credits detracted from relative performance.

In terms of credit positioning, the Fund’s bias toward lower-rated and non-rated municipal securities bolstered relative returns, as spreads, or yield differentials, tightened during the Reporting Period.

As for sector and state positioning, the Fund benefited from an overweight versus the Index in Puerto Rico credits and special tax bonds. This was partly offset by the Fund’s overweight in health care credits, which detracted from relative performance.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A

Amidst ongoing interest rate volatility, the Fund’s combined duration and yield curve positioning had a mixed impact on relative performance during the Reporting Period. The Fund was hurt by its longer duration position compared to the Index and by its overweight in the longer maturity end of the municipal yield curve, specifically in maturities of 20 years and longer, as municipal yields trended higher. This was partially offset by our efforts to hedge the Fund’s duration risk, which added to performance. In addition, as yields rose materially in the front, or short-term, end of the municipal yield curve, the Fund benefited from its underweight relative to the Index in one- to three-year maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used U.S. Treasury futures to manage U.S. interest rate duration, which had a positive impact on performance.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A

We opportunistically adjusted the Fund’s duration position relative to the Index, extending it midway through the Reporting Period to take advantage of higher municipal yields and then shortening it toward the end of the Reporting Period as the market began to reassess the likelihood and timing of Federal Reserve interest rate cuts. Similarly, we increased the Fund’s exposure to high yield municipal securities midway through the Reporting Period as we sought to capture the additional spread created by year-end tax-loss harvesting, and then we started to reduce that exposure toward the end of the Reporting Period as spreads stabilized and subsequently narrowed. We increased the Fund’s holdings of pre-refunded securities[1] during the Reporting Period, as heavier supply in the secondary market created what we saw as attractive opportunities. We also selectively increased the Fund’s exposure to the hospital sector given that signs of credit

6

PORTFOLIO RESULTS

stability had begun to emerge, in our view. In addition, we reduced the Fund’s exposure to select Illinois credits after multiple ratings upgrades and as spreads narrowed. We also sought to take advantage of spread tightening by reducing the Fund’s exposure to alternative minimum tax, or AMT, bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund held an overweight position compared to the Index in special assessment bonds because we believed they were attractive on a risk-return basis. In terms of state exposures, the Fund was overweight Florida credits, as a large percentage of special assessment bond issuers are located within Florida. The Fund was also overweight Illinois and Puerto Rico credits. In addition, the Fund maintained a position in taxable municipal securities as well as a down-in-quality bias versus the Index. The Fund held a longer duration than that of the Index and a relative overweight in the longer maturity end of the municipal yield curve at the end of the Reporting Period.

[1] Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value—sometimes significantly.

7

FUND BASICS

 Dynamic Municipal Income Fund

 as of March 31, 2024

SECTOR ALLOCATION[1]

 Percentage of Market Value

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Dynamic Municipal Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Returns through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	4.91%	1.60%	2.77%	—

Including sales charges	0.98%	0.83%	2.38%	—

Class C

Excluding contingent deferred sales charges	4.20%	0.84%	2.00%	—

Including contingent deferred sales charges	3.18%	0.84%	2.00%	—

Institutional	5.26%	1.92%	3.11%	—

Service	4.72%	1.41%	2.59%	—

Investor	5.17%	1.85%	3.02%	—

Class R6 (Commenced on November 30, 2017)	5.26%	1.94%	—	2.67%

Class P (Commenced on April 20, 2018)	5.26%	1.94%	—	2.52%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 6.50%, 5.70%, 6.82%, 6.76%, 6.72% and 6.72%, respectively. These returns compare to the 5.96% average annual total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite Index”), during the same time period.

The High Yield Municipal Fund Composite Index is composed 60% of the Bloomberg Municipal High Yield Bond Index (with dividends reinvested) and 40% of the Bloomberg Municipal Bond Index (with dividends reinvested), which generated average annual total returns of 7.89% and 3.12%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

During the Reporting Period, the Fund generally outperformed the High Yield Municipal Composite Index, with bottom-up security selection and overall credit positioning contributing positively to relative performance. The Fund’s sector positioning added modestly to relative returns, while its state positioning detracted. The Fund’s combined duration and yield curve positioning had a mixed impact on performance during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A

Individual security selection added most to the Fund’s relative performance during the Reporting Period. Specifically, selection among special tax credits and tobacco bonds bolstered returns. This was partially offset by selection of municipal electric utility credits, which detracted from results.

In terms of credit positioning, the Fund’s underweight versus the High Yield Municipal Composite Index in the highest-rated credits enhanced relative performance, as spreads, or yield differentials, tightened and investment grade municipal securities lagged high yield municipal securities during the Reporting Period overall.

Within sector positioning, the Fund benefited from an overweight relative to the High Yield Municipal Composite Index in special tax credits and from an underweight in housing credits. Within state positioning, the Fund’s underweight in Puerto Rico credits detracted from relative performance.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A

Amidst ongoing interest rate volatility, the Fund’s combined duration and yield curve positioning had a mixed impact on relative performance during the Reporting Period. Overall, the Fund’s positioning on the tax-exempt municipal yield curve added to performance. As yields rose materially in the front, or short-term, end of the curve, the Fund benefited from its underweight versus the High Yield Municipal Composite Index in one- to five-year maturities. On the other hand, the Fund was hampered by its exposure to taxable municipal securities with maturities of 10 years and longer. The Fund’s longer duration position compared to the High Yield Municipal Composite Index detracted from its relative returns during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS did not have a material impact on Fund performance during the Reporting Period.

10

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A

We opportunistically adjusted the Fund’s duration position relative to the High Yield Municipal Composite Index, extending it midway through the Reporting Period to take advantage of higher municipal yields and then shortening it toward the end of the Reporting Period as the market began to reassess the likelihood and timing of Federal Reserve interest rate cuts. In addition, during the Reporting Period, we found what we saw as attractive opportunities among tax-exempt municipal securities, which we funded by reducing the Fund’s holdings of taxable municipal securities. From a sector perspective, we increased the Fund’s investments in special sales tax-backed bonds and corporate-backed issues because of what we considered to be their attractive valuations. We decreased the Fund’s investments in water and sewer bonds. From a ratings perspective, an increase in new issue supply late in the Reporting Period, coupled with tighter spreads, provided an opportunity, in our view, to add to the Fund’s exposure to AA-rated credits. We also found what we believed to be attractive opportunities in select non-rated credits, increasing the Fund’s exposure to that market segment during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, relative to the High Yield Municipal Composite Index, the Fund was overweight special assessment bonds, as we believed they remained attractive on a risk-return basis, and was underweight housing credits. In terms of state exposures, the Fund was overweight compared to the High Yield Municipal Composite Index in Florida credits, as a large percentage of special assessment bond issuers are located within Florida. At the end of the Reporting Period, the Fund continued to hold a position in taxable municipal securities. It also maintained a longer duration position than that of the High Yield Municipal Composite Index and had a relative overweight in the longer maturity end of the municipal yield curve.

11

FUND BASICS

High Yield Municipal Fund

as of March 31, 2024

SECTOR ALLOCATION[1]

  Percentage of Market Value

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index, which is composed of the Bloomberg Municipal High Yield Bond Index (60%) and the Bloomberg Municipal Bond Index (40%) (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Municipal Fund’s 10 Year Performance

  Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Returns through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	6.50%	2.05%	4.26%	—

Including sales charges	1.67%	1.11%	3.79%	—

Class C

Excluding contingent deferred sales charges	5.70%	1.29%	3.49%	—

Including contingent deferred sales charges	4.67%	1.29%	3.49%	—

Institutional	6.82%	2.36%	4.57%	—

Investor	6.76%	2.31%	4.53%	—

Class R6 (Commenced on November 30, 2017)	6.72%	2.35%	—	3.48%

Class P (Commenced on April 20, 2018)	6.72%	2.37%	—	3.18%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

PORTFOLIO RESULTS

Goldman Sachs Municipal Income Completion Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Municipal Income Completion Fund’s (the “Fund”) performance and positioning during the 12 months ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Separate Account Institutional Shares generated an average annual total return of 7.47%. These returns compare to the 2.17% average annual total return of the Bloomberg Municipal Bond 1-10 Year Blend Index (with dividends reinvested) during the same time period.

Because the composition of the Bloomberg Municipal Bond 1-10 Year Blend Index is not comparable to the range of instruments in which the Fund may transact, references to the return of the Bloomberg Municipal Bond 1-10 Year Blend Index are included for informational purposes only and not an indication of how the Fund is managed. This Fund employs a benchmark agnostic strategy.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

During the Reporting Period, the Fund generated a positive absolute return, with its overall credit positioning adding most to performance. Sector and state positioning, along with bottom-up security selection, also contributed positively to the Fund’s returns. The Fund’s combined duration and yield curve positioning had a mixed impact on its performance during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	In terms of credit positioning, the Fund benefited from its bias toward lower-rated and non-rated securities, as spreads, or yield differentials, tightened during the Reporting Period.

As for sector and state positioning, the Fund’s exposure to Puerto Rico credits and special tax credits boosted returns. This was partially offset by the Fund’s positioning in health care and education credits, which detracted from performance.

Individual security selection added modestly to the Fund’s results. Specifically, the Fund was helped by selection among special tax credits and special assessment bonds. Conversely, selection of municipal electric utility credits detracted from performance.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A

Amidst ongoing interest rate volatility, the Fund’s combined duration and yield curve positioning had a mixed impact on performance during the Reporting Period. The Fund was hurt by its long duration position and its exposure to the longer maturity end, specifically the 20- to 30-year segment, of the municipal yield curve, as municipal yields trended higher. This was partially offset by our efforts to hedge the Fund’s duration risk, which added to performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury futures to manage U.S. interest rate duration, which had a positive impact on performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A

We opportunistically adjusted the Fund’s duration position, extending it midway through the Reporting Period to take advantage of higher municipal yields and then shortening it toward the end of the Reporting Period as the market began to reassess the likelihood and timing of Federal Reserve interest rate cuts. In addition, we increased the Fund’s exposure to select non-rated credits. We increased the Fund’s exposure to Texas and Florida credits, while reducing its exposure to Illinois credits. Finally, we added exposure to hospital credits during the Reporting Period amid what we saw as signs of stabilization in that market segment.

14

PORTFOLIO RESULTS

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had sizeable exposure to special assessment, hospital and sales tax-backed bonds. From a state perspective, the Fund had significant investments in Florida and Puerto Rico credits. It maintained a position in taxable municipal securities. The Fund also held a long duration position and had significant exposure to the longer maturity end of the municipal yield curve at the end of the Reporting Period.

15

FUND BASICS

Municipal Income Completion Fund

as of March 31, 2024

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2019 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS. com to obtain the most recent month-end returns.

Municipal Income Completion Fund’s Lifetime Performance

  Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2019 through March 31, 2024.

Average Annual Total Returns through March 31, 2024*	One Year	Since Inception

Separate Account Institutional (Commenced on April 1, 2019)	7.47%	2.92%

*

These returns assume reinvestment of all distributions at NAV. Because Separate Account Institutional Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

17

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 2.60%, 2.19%, 2.87%, 2.36%, 2.85%, 2.88% and 2.88%, respectively. These returns compare to the 2.02% average annual total return of the Fund’s benchmark, the Bloomberg Municipal Bond 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund outperformed the Index during the Reporting Period, with overall credit positioning and bottom-up security selection contributing most positively to relative performance. The Fund’s sector and state positioning also added modestly to returns as did its combined duration and yield curve positioning. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	Regarding credit positioning, the Fund benefited from its bias toward A-rated and BBB-rated credits, as spreads, or yield differentials, tightened during the Reporting Period.

[1]

  Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value—sometimes significantly.

Individual security selection also bolstered relative performance. Specifically, the Fund was aided by selection among general obligation bonds and pre-refunded securities,[1] though selection among revenue bonds detracted from relative returns.

As for sector and state positioning, the Fund’s overweight relative to the Index in Puerto Rico credits and industrial power bonds added to performance. This was partially offset by the Fund’s overweight in health care credits, which detracted from relative results.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A

The Fund’s combined duration and yield curve positioning added modestly to performance during the Reporting Period. The Fund benefited from its underweight relative to the Index in tax-exempt maturities between one and three years, as the yields in this segment rose more than yields further out on the municipal yield curve. On the other hand, the Fund’s yield curve positioning in taxable municipal securities detracted from returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	The Fund did not use derivatives and similar instruments as part of its investment process during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A

Given the municipal yield curve inversion during the Reporting Period, we increased the Fund’s exposure to three-and four-year maturities and reduced its exposure to maturities of five years and longer. As spreads tightened, particularly toward the end of the Reporting Period, we reduced the Fund’s exposure to BBB-rated credits. That said, the Fund invested in what we saw as attractive opportunities among select non-rated issues. During the Reporting Period, we sought

18

PORTFOLIO RESULTS

to take advantage of heavy new issuance to increase the Fund’s exposure to Texas and Florida credits, while reducing its exposure to New York and Illinois credits. In addition, we selectively increased exposure to Puerto Rico credits given what we considered positive credit trends. Finally, we decreased the Fund’s exposure to select Illinois credits after multiple ratings upgrades and as spreads tightened.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in BBB-rated credits. With regard to sectors, the Fund was underweight pre-refunded bonds and general obligation bonds. It was overweight industrial, health care and special tax credits at the end of the Reporting Period. From a state perspective, the Fund was overweight compared to the Index in Puerto Rico credits. Additionally, the Fund was overweight intermediate maturity municipal bonds relative to the Index. The Fund had exposure to floating rate notes at the end of the Reporting Period.

19

FUND BASICS

Short Duration Tax-Free Fund

as of March 31, 2024

SECTOR ALLOCATION[1]

  Percentage of Market Value

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

20

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Municipal Bond 1-3 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS. com to obtain the most recent month-end returns.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Returns through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	2.60%	0.86%	1.05%	—

Including sales charges	1.04%	0.56%	0.90%	—

Class C

Excluding contingent deferred sales charges	2.19%	0.44%	0.64%	—

Including contingent deferred sales charges	1.53%	0.44%	0.64%	—

Institutional	2.87%	1.15%	1.35%	—

Service	2.36%	0.65%	0.85%	—

Investor	2.85%	1.11%	1.30%	—

Class R6 (Commenced on November 30, 2017)	2.88%	1.14%	—	1.55%

Class P (Commenced on April 20, 2018)	2.88%	1.16%	—	1.55%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

21

FUND BASICS

Index Definitions

March 31, 2024

The Bloomberg Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Municipal Bond 1-10 Year Blend Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Bloomberg Municipal High Yield Bond Index (60%)(with dividends reinvested) and the Bloomberg Municipal Bond Index (40%) (with dividends reinvested).

The Bloomberg Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Municipal Bond 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

22

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds - 97.9%

Alabama - 1.5%
Alabama Economic Settlement Authority RB for BP Exploration & Production, Inc. Series 2016 A (A1/A-)
$5,000,000	4.000%		09/15/2033	$5,031,286
Ascension Health RB for Ascension Senior Credit Group Series 2016C (Aa2/AA+)
9,500,000	5.000		11/15/2046	9,640,790
Black Belt Energy Gas District Gas Prepay RB 2019 Series A (A1/ NR)
22,955,000	4.000	(a)(b)	12/01/2049	23,040,324
Energy Southeast, A Cooperative District Energy Supply RB Series 2023B-1 (Fixed Rate) (A1/NR)
4,150,000	5.750	(a)(b)	04/01/2054	4,590,949
Health Care Authority for Baptist Health Series 2023 (A3/BBB+)
1,500,000	5.000		11/15/2029	1,622,028
1,500,000	5.000		11/15/2035	1,637,452
1,000,000	5.000		11/15/2036	1,082,601
325,000	5.000		11/15/2037	348,905
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (B1/BB-)
4,920,000	5.750		10/01/2049	5,088,290
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (NR/BBB+)
1,000,000	5.000		10/01/2025	1,012,747
Independent Development Board City of Prattville International Paper Company Project Environmental Improvement Revenue Refunding Bonds Series 2019B (Baa2/BBB)
225,000	2.000	(a)(b)	11/01/2033	222,632
Industrial Development Board City of Prattville International Paper Company Project Recovery Zone Facility Revenue Refunding Bonds Series 2019C (Baa2/BBB)
225,000	2.000	(a)(b)	11/01/2033	222,632
Industrial Development Board City of Selma International Paper Company Project Gulf Opportunity Zone Revenue Refunding Bonds Series 2019A (Baa2/BBB)
1,750,000	2.000	(a)(b)	11/01/2033	1,731,584
Jefferson County Sewer Revenue Warrants Series 2024 (Baa1/ BBB+)
2,000,000	5.250		10/01/2040	2,228,500
2,000,000	5.250		10/01/2041	2,214,627
2,500,000	5.250		10/01/2044	2,731,544
10,130,000	5.250		10/01/2049	10,869,906
10,705,000	5.500		10/01/2053	11,649,006
Midcity Improvement District Special Assessment RB Series 2022 (NR/NR)
200,000	3.875		11/01/2027	187,411
500,000	4.250		11/01/2032	452,857
Southeast Alabama Gas Supply District Gas Supply RB Refunding Series 2024B (A1/NR)
20,000,000	5.000	(a)(b)	06/01/2049	21,447,064
Southeast Alabama Gas Supply District Gas Supply RB Series 2018A (WR/NR)
5,500,000	4.000	(a)(b)	06/01/2049	5,498,684
Southeast Energy Authority Commodity Supply RB Series 2022A- 1 (A1/NR)
6,000,000	5.500	(a)(b)	01/01/2053	6,403,894
The Board of Trustees of The University of Alabama General RB, The University of Alabama, Series 2014-B (Aa2/AA)
6,500,000	4.000	(c)	07/01/2024	6,503,697

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Alabama – (continued)
The Industrial Board of the Town of West Jefferson Pollution Control Revenue Refunding Bonds for Alabama Power Company Project Series 1998 (A1/A-)
$8,540,000	3.650%		06/01/2028	$8,437,507
The Industrial Development Board of the City of Mobile Pollution Control RB for Alabama Power Company Barry Plant Project Series 2007-C (A1/A-)
3,470,000	3.780	(a)(b)	06/01/2034	3,471,670
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 A (WR/NR)
2,820,000	4.000		06/01/2024	2,819,326

				140,187,913

Alaska - 0.0%
Northern Tobacco Securitization Corp. Tobacco Settlement Asset Back Bonds Series 2021 (NR/A)
1,750,000	5.000		06/01/2031	1,965,615

American Samoa - 0.0%
American Samoa Economic Development Authority RB Refunding Series 2021 B (Ba3/NR)
1,125,000	2.470	(d)	09/01/2024	1,106,414
American Samoa Economic Development Authority RB Refunding Series 2021 C (Ba3/NR)
1,500,000	3.720	(d)	09/01/2027	1,376,994

				2,483,408

Arizona - 1.4%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-) (S&P 7 Day Municipal Intermediate Grade Rate + 0.81%)
31,080,000	5.540	(b)(e)	01/01/2037	29,366,796
Arizona IDA Education RB for Academies of Math & Science Projects Series 2023 (NR/BB+)
515,000	4.500	(d)	07/01/2033	515,284
250,000	5.250	(d)	07/01/2043	250,576
Arizona IDA Lease RB for Greenville University Student Housing and Athletic Facilities Project Series 2022 (NR/BB+)
8,000,000	6.500	(d)	11/01/2053	8,167,982
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (NR/AA-)
425,000	3.375		07/01/2041	358,585
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (NR/A)
1,400,000	5.000		11/01/2044	1,458,337
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CC)
570,000	5.000		01/01/2043	381,076
3,250,000	4.500		01/01/2049	1,874,296
2,095,000	5.000		01/01/2054	1,283,137
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/D)
1,565,000	5.000		01/01/2037	929,167
1,105,000	5.000		01/01/2038	633,722
300,000	5.000		01/01/2043	156,739
2,125,000	5.000		01/01/2049	1,086,754

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/D) – (continued)
$600,000	5.125%		01/01/2054	$299,240
Arizona Industrial Development Authority RB for Kipp New York, Inc. Jerome Facility Series 2021 B (NR/BBB-)
620,000	4.000		07/01/2041	576,858
Arizona Industrial Development Authority RB for Kipp New York, Inc. Macombs Facility Series 2021 A (NR/BBB-)
875,000	4.000		07/01/2041	814,115
1,065,000	4.000		07/01/2051	914,771
Arizona Industrial Development Authority RB for Provident Group - EMU Properties LLC Series 2018 (Caa3/NR)
365,000	5.000	*	05/01/2024	219,000
300,000	5.000	*	05/01/2029	165,000
650,000	5.000	*	05/01/2031	357,500
Arizona Industrial Development Authority RB for Somerset Academy of Las Vegas Series 2021 A (NR/BB)
480,000	3.000	(d)	12/15/2031	429,193
City of Chandler IDA Industrial Development RB for Intel Corp. Project Series 2005 (NON-AMT) (A3/A-)
3,350,000	3.800	(a)(b)	12/01/2035	3,391,892
City of Chandler IDA Industrial Development RB Series 2019 (A3/A-)
2,000,000	5.000	(a)(b)	06/01/2049	2,002,154
City of Glendale, Arizona Subordinate Excise Tax RR Obligations, Series 2017 (A1/AA+)
2,505,000	5.000		07/01/2029	2,668,644
City of Mesa, Arizona Utility Systems RR Bonds, Series 2021 (Aa2/AA-)
1,400,000	4.000		07/01/2035	1,484,904
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 A (Aa3/A+)
1,375,000	3.000		07/01/2049	1,065,964
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (Aa3/A+)
2,290,000	3.250		07/01/2049	1,844,316
City of Phoenix Civic Improvement Corporation RB for Rental Car Facility Charge Series 2019 A (A3/A)
2,225,000	5.000		07/01/2045	2,320,224
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (Aa2/AAA)
7,000,000	5.000		07/01/2030	7,287,736
Coconino County Pollution Control Refunding RB for Nevada Power Company Projects Pollution Control Corp. Series 2017A (A2/A)
2,225,000	4.125	(a)(b)	09/01/2032	2,214,475
County of Maricopa IDA Education RB Series 2021A (NR/BB+)
550,000	3.000	(d)	07/01/2031	507,805
1,050,000	4.000	(d)	07/01/2041	926,200
County of Maricopa IDA Education RB Taxable Convertible Series 2021B (NR/BB+)
900,000	2.100	(d)	07/01/2026	861,284
3,225,000	2.625	(d)	07/01/2031	2,879,022
3,225,000	3.500	(d)	07/01/2044	2,542,228
County of Pima IDA Senior Living RB for La Posada at Pusch Ridge Project Series 2022A (NR/NR)
2,500,000	6.750	(d)	11/15/2042	2,704,400

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)
County of Pima IDA Senior Living RB for La Posada at Pusch Ridge Project Series 2022B-3 (NR/NR)
$4,500,000	5.125	%(d)	11/15/2029	$4,540,913
Entertainment Center Community Facilities District RB Series 2017 (NR/NR)
4,544,000	4.000		07/01/2037	4,527,373
Equitable National Charter School Revolving Loan Fund RB for Arizona IDA Series 2019A (NR/A)
1,055,000	5.000		11/01/2024	1,061,038
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
395,000	3.500		07/01/2029	364,903
376,000	4.100		07/01/2034	351,691
1,096,000	4.750		07/01/2043	982,287
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (NR/NR)
535,000	4.000		05/15/2031	509,423
900,000	5.000		05/15/2041	861,994
Glendale Industrial Development Authority RB Refunding for Sun Health Services Obligated Group Series 2019 A (NR/NR)
5,140,000	5.000		11/15/2042	5,159,217
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (NR/BBB+)
380,000	4.000		02/15/2041	334,334
295,000	4.000		02/15/2046	247,281
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2020 A (NR/BB)
300,000	4.000	(d)	07/01/2030	293,011
600,000	5.000	(d)	07/01/2040	592,075
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2021 A (NR/BB)
950,000	4.000	(d)	07/01/2051	740,985
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)
200,000	5.000	(d)	10/01/2026	201,076
400,000	5.125	(d)	10/01/2030	413,949
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (Ba2/AA-)
200,000	4.000		07/01/2025	199,177
200,000	4.000		07/01/2026	200,426
200,000	4.000		07/01/2027	201,464
325,000	4.000		07/01/2028	329,067
250,000	4.000		07/01/2029	254,348
500,000	4.000		07/01/2034	505,087
700,000	5.000		07/01/2039	725,676
Pima County IDA RB Refunding for Career Success Schools, Inc. Series 2020 (NR/NR)
375,000	4.750	(d)	05/01/2030	372,447
225,000	5.500	(d)	05/01/2040	222,389
Salt River Agricultural Improvement and Power District Project Electric System RB Series 2023B (Aa1/AA+)
8,100,000	5.250		01/01/2053	8,988,679

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (A3/ BBB+)
$9,130,000	5.000%		12/01/2037	$9,934,247

				128,053,933

Arkansas - 0.2%
Arkansas Development Finance Authority Environmental Improvement RB Series 2022 (AMT) (NR/BB-)
2,000,000	5.450		09/01/2052	2,041,066
Arkansas Development Finance Authority RB for Baptist Health Obligated Group Series 2019 (NR/A)
5,790,000	5.000		12/01/2047	6,044,068
4,630,000	3.200		12/01/2049	3,432,043
Arkansas Development Finance Authority RB for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 B (NR/NR)
315,000	3.000		07/01/2032	272,832
310,000	3.125		07/01/2036	251,720
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
4,700,000	3.500		07/01/2038	3,679,479
Batesville Public Facilities Board RB Refunding for White River Health System Obligated Group Series 2020 (NR/BBB-)
1,030,000	5.000		06/01/2024	1,030,197
1,380,000	5.000		06/01/2025	1,389,847
1,545,000	5.000		06/01/2026	1,573,318
1,815,000	5.000		06/01/2027	1,872,324

				21,586,894

California - 8.6%
Airport Commission of The City and County of San Francisco Second Series RR Bonds, Series 2023C (AMT) (A1/NR)
12,500,000	5.750		05/01/2048	13,986,899
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (Aa2/AA)
1,000,000	0.000	(f)	08/01/2037	625,249
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
670,000	4.000		09/01/2024	668,743
Atwater Wastewater RB Refunding Series 2017 A (AGM) (NR/AA)
1,000,000	5.000		05/01/2040	1,045,767
Bay Area Toll Authority Bridge RB 2021 Series D (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.30%)
12,750,000	3.940	(b)(e)	04/01/2056	12,485,432
Bay Area Toll Authority Bridge RB 2021 Series E (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.41%)
8,450,000	4.050	(b)(e)	04/01/2056	8,250,089
Beaumont Community Facilities District No. 2016-2 Special Tax Series 2019 (NR/NR)
210,000	4.000		09/01/2024	209,683
220,000	4.000		09/01/2025	220,099
275,000	4.000		09/01/2031	276,788
290,000	4.000		09/01/2032	291,919
300,000	5.000		09/01/2033	312,125
215,000	5.000		09/01/2034	223,590
330,000	5.000		09/01/2035	342,865
345,000	3.000		09/01/2036	315,798
360,000	3.000		09/01/2037	323,238

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Beaumont Community Facilities District No. 2016-2 Special Tax Series 2019 (NR/NR) – (continued)
$370,000	3.000%		09/01/2038	$323,214
380,000	3.000		09/01/2039	326,592
1,160,000	5.000		09/01/2044	1,187,160
California Community Choice Financing Authority Clean Energy Project RB Fixed Rate Green Bonds Series 2023E-1 (A1/NR)
8,010,000	5.000	(a)(b)	02/01/2054	8,572,159
California Community Choice Financing Authority Clean Energy Project RB Series 2022A (A1/NR)
16,990,000	4.000	(a)(b)	05/01/2053	17,065,622
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-1 (NR/BBB+)
70,000	4.000		06/01/2049	69,941
California County Tobacco Securitization Agency RB Refunding for Merced County Tobacco Funding Corp. Series 2020 B (NR/NR)
270,000	5.000		06/01/2050	273,492
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 A (NR/ BBB+)
950,000	4.000		06/01/2049	922,051
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (NR/ BBB+)
730,000	5.000		06/01/2049	756,725
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/ NR)
2,375,000	0.000	(f)	06/01/2055	545,585
California County Tobacco Securitization Agency RB Refunding Series 2020 A (NR/BBB+)
825,000	4.000		06/01/2049	800,729
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (NR/BBB+)
745,000	5.000		06/01/2049	770,485
California County Tobacco Securitization Agency RB Refunding Series 2020 B-2 (NR/NR)
12,130,000	0.000	(f)	06/01/2055	2,365,842
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)
45,220,000	0.000	(f)	06/01/2055	5,960,095
California Educational Facilities Authority RB for Stanford University Series 2010 U-1 (Aaa/AAA)
5,000,000	5.250		04/01/2040	6,236,045
California Educational Facilities Authority RB for Stanford University Series 2014 U-6 (Aaa/AAA)
3,500,000	5.000		05/01/2045	4,253,922
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC - M@College Project Series 2020 A (Baa3/NR)
575,000	5.000		08/01/2040	594,642
600,000	5.000		08/01/2045	617,630
California Enterprise Development Authority Student Housing RR Bonds for Provident Group - Pomona Properties L.L.C. Project Series 2024A (Baa3/NR)
650,000	5.000		01/15/2039	714,766

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Enterprise Development Authority Student Housing RR Bonds for Provident Group - Pomona Properties L.L.C. Project Series 2024A (Baa3/NR) – (continued)
$1,000,000	5.000%		01/15/2045	$1,070,144
California Health Facilities Financing Authority RB for Children’s Hospital at Los Angeles Series 2017 A (Baa2/BBB)
5,800,000	5.000		08/15/2047	5,864,104
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (Aa3/AA)
500,000	5.000		02/01/2042	515,591
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital at Stanford 2016 Series B (A1/A+)
10,760,000	5.000		08/15/2055	10,959,652
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A1/A+)
375,000	5.000		11/15/2028	401,946
350,000	5.000		11/15/2029	375,202
565,000	5.000		11/15/2030	605,794
1,010,000	5.000		11/15/2042	1,058,954
California Health Facilities Financing Authority RB for Providence Health & Services Series 2014B (A2/A)
7,970,000	5.000		10/01/2044	7,995,451
California Health Facilities Financing Authority Refunding RB Lucile Salter Packard Children’s Hospital At Stanford 2022 Series A Forward Delivery (A1/A+)
5,300,000	4.000		05/15/2046	5,262,366
2,250,000	4.000		05/15/2051	2,173,672
California Infrastructure & Economic Development Bank for Brightline West Passenger Rail Project Series RB Series 2020A (Aaa/NR)
11,810,000	3.950	(a)(b)(d)	01/01/2050	11,779,949
California Infrastructure & Economic Development Bank RB for California Academy of Sciences Series 2024A (A2/NR)
11,150,000	3.250		08/01/2029	11,189,842
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 A (A3/NR)
4,500,000	1.200	(a)(b)	12/01/2050	4,029,957
California Infrastructure & Economic Development Bank RB Series A (A3/A-)
570,000	4.000		05/01/2039	579,594
California Infrastructure & Economic Development Bank RB Series B (A3/A-)
4,315,000	4.000		05/01/2039	4,387,627
1,460,000	4.000		05/01/2040	1,471,971
2,435,000	4.000		05/01/2041	2,446,844
California Municipal Finance Authority RB for California Lutheran University Series 2018 (Baa1/NR)
240,000	5.000		10/01/2033	253,447
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A3/BBB+)
1,300,000	5.000		02/01/2034	1,349,929
1,150,000	5.000		02/01/2035	1,193,355
325,000	5.000		02/01/2042	331,821
1,575,000	5.000		02/01/2047	1,596,761
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
630,000	4.000		07/01/2031	621,276
1,830,000	4.000		07/01/2041	1,628,267

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR)
$175,000	5.000%		10/01/2025	$177,586
350,000	5.000		10/01/2027	366,119
225,000	5.000		10/01/2029	238,978
125,000	5.000		10/01/2030	132,732
225,000	5.000		10/01/2031	238,499
California Municipal Finance Authority RB Refunding for Claremont Graduate University Series 2020 B (NR/NR)
430,000	5.000	(d)	10/01/2034	440,050
1,125,000	5.000	(d)	10/01/2039	1,121,395
1,035,000	5.000	(d)	10/01/2049	991,850
California Municipal Finance Authority Revenue Refunding Bonds for Eisenhower Medical Center Series 2017A (Baa2/NR)
4,225,000	5.000		07/01/2047	4,261,177
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (A2/NR)
3,500,000	4.000		12/31/2047	3,087,419
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
800,000	5.000		12/31/2024	802,696
2,570,000	5.000		12/31/2026	2,586,613
2,005,000	5.000		06/30/2027	2,018,748
3,005,000	5.000		12/31/2027	3,034,693
12,225,000	5.000		12/31/2043	12,108,875
California Municipal Finance Authority Senior Living RB for Mt. San Antonio Gardens Project Series 2022B-1 (NR/NR)
425,000	2.750		11/15/2027	424,266
California Municipal Finance Authority Senior Living RB for Mt. San Antonio Gardens Project Series 2022B-2 (NR/NR)
720,000	2.125		11/15/2026	719,998
California Municipal Finance Authority Solid Waste Disposal RB for Republic Services, Inc. Project Series 2024A (NR/ BBB+/A-2)
6,750,000	3.875	(a)(b)	03/01/2054	6,763,235
California Municipal Finance Authority Special Facility RB For United Airlines International Airport Project Series 2019 (NR/ BB-)
5,100,000	4.000		07/15/2029	5,056,633
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (Baa3/NR)
400,000	5.000		06/01/2035	405,814
California Pollution Control Financing Authority RB for American Water Capital Corp. Project Series 2020 (NON-AMT) (Baa1/A)
1,625,000	3.700	(a)(b)	08/01/2040	1,625,960
California Pollution Control Financing Authority RB Refunding for Waste Management, Inc. Series 2015 B-1 (NR/A-/A-2)
4,130,000	3.000		11/01/2025	4,094,058
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (NR/NR)
8,320,001	7.500	(d)*	12/01/2040	624,000
California Pollution Control Financing Authority Solid Waste Disposal Refunding RB for Waste Management Project Series 2015A-3 (NR/A-/A-2)
4,205,000	4.300		07/01/2040	4,226,085

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Pollution Control Financing Authority VRD Solid Waste RB Series 2001A (NR/A-/A-2)
$1,250,000	2.500	%(a)(b)	07/01/2031	$1,248,574
California Pollution Control Financing Authority VRD Solid Waste RB Series 2003A (NR/A-/A-2)
3,500,000	2.500	(a)(b)	11/01/2038	3,496,007
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2012 (Baa3/NR)
19,840,000	5.000	(d)	07/01/2037	19,862,971
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (Baa3/NR)
2,725,000	5.000	(d)	07/01/2034	3,011,376
420,000	5.000	(d)	07/01/2035	460,682
2,605,000	5.000	(d)	07/01/2036	2,840,309
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)
1,440,000	5.000	(d)	11/21/2045	1,440,811
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (Baa3/NR)
445,000	5.000	(d)	07/01/2024	446,932
1,330,000	5.000	(d)	07/01/2029	1,400,723
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)
1,055,000	5.000	(d)	06/15/2040	1,041,093
California School Finance Authority Charter School RB for Citizens of the World Obligated Group Series 2022A (NR/ BB-)
760,000	6.250	(d)	04/01/2052	769,832
California School Finance Authority Charter School RB for Classical Academies Oceanside Project Series 2022A (NR/ BBB-)
1,000,000	5.000	(d)	10/01/2042	1,004,530
California School Finance Authority Charter School RB for Classical Academies Vista Project Series 2021 (NR/BBB-)
450,000	4.000	(d)	10/01/2046	383,002
California School Finance Authority Charter School RB for Harbor Springs Obligated Group Series 2024A (NR/BB+)
2,000,000	5.000	(d)	07/01/2039	2,031,436
California School Finance Authority Charter School RB for Hawking Steam Charter School Project Series 2022 (NR/BB+)
950,000	5.250	(d)	07/01/2052	961,640
California School Finance Authority Charter School RB for Lighthouse Community Public School Obligated Group Series 2022A (NR/NR)
1,000,000	6.250	(d)	06/01/2042	1,042,340
California School Finance Authority Charter School RB Orange County Educational Arts Academy Project Series 2023A (NR/ NR)
545,000	5.000	(d)	06/01/2033	553,337
California School Finance Authority Charter School Refunding RB Partnerships To Uplift Communities Project Series 2023 Social Bonds (NR/BB+)
715,000	5.000	(d)	08/01/2033	739,687

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California School Finance Authority RB for Classical Academy Obligated Group Series 2020 A (NR/BBB-)
$170,000	3.000	%(d)	10/01/2030	$158,308
500,000	5.000	(d)	10/01/2040	503,694
California School Finance Authority RB for Classical Academy Obligated Group Series 2021 A (NR/BBB-)
290,000	2.000	(d)	10/01/2025	278,793
435,000	3.000	(d)	10/01/2031	400,270
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (NR/BB+)
1,280,000	4.000	(d)	07/01/2030	1,271,043
1,350,000	5.000	(d)	07/01/2040	1,356,892
California School Finance Authority RB for iLEAD Lancaster Series 2021 A (ST INTERCEPT) (NR/NR)
435,000	5.000	(d)	06/01/2041	418,481
California School Finance Authority RB for Santa Clarita Valley International Charter School Series 2021 B (NR/NR)
400,000	4.875	(d)	06/01/2027	382,019
California School Finance Authority RB Refunding Series 2016 (NR/BBB)
4,450,000	5.000	(d)	08/01/2046	4,457,502
California School Finance Authority School Facility Refunding RB Value Schools, Series 2023A (ST INTERCEPT) (NR/BBB-)
930,000	5.000	(d)	07/01/2033	973,165
California State Various Purpose GO Bonds Series 2017 (Aa2/AA-)
1,250,000	5.000		08/01/2046	1,292,054
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
125,000	5.000		09/01/2030	127,558
130,000	5.000		09/01/2037	132,069
California Statewide Communities Development Authority Community Facilities District No. 2018-02 Special Tax for Improvement Area No. 1 Series 2020 (NR/NR)
1,375,000	7.250	(d)	09/01/2050	1,342,773
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
625,000	4.000		09/01/2041	604,562
530,000	4.000		09/01/2051	480,883
California Statewide Communities Development Authority Infrastructure Program RB for Pacific Highlands Ranch Series 2019 (NR/NR)
875,000	5.000		09/02/2034	939,206
595,000	5.000		09/02/2039	623,931
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/BBB+)
2,630,000	5.000		09/02/2033	2,776,028
2,370,000	5.000		09/02/2038	2,464,346
350,000	5.000		09/02/2043	359,945
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 A (NR/NR)
3,313,000	5.000		09/02/2029	3,452,041
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 B (NR/A-)
670,000	4.000		09/02/2024	669,599

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 B (NR/A-) – (continued)
$1,500,000	5.000%		09/02/2034	$1,627,789
California Statewide Communities Development Authority Pollution Control RB Refunding for Southern California Edison Company Series 2006 D (NON-AMT) (A2/A-)
3,150,000	4.500		11/01/2033	3,436,901
California Statewide Communities Development Authority RB for Lancer Educational Housing LLC Project Series 2019 A (NR/ NR)
550,000	3.000	(d)	06/01/2029	515,968
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2014A (NR/ BB)
2,975,000	5.250		12/01/2044	2,990,508
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (NR/ BBB)
300,000	5.000		08/01/2029	313,398
315,000	5.000		08/01/2030	329,580
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (NR/B)
300,000	5.000	(d)	07/01/2024	300,570
900,000	5.000	(d)	07/01/2029	922,800
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (NR/A-)
150,000	5.000		04/01/2030	156,558
70,000	5.000		04/01/2031	73,062
385,000	4.000		04/01/2032	390,773
455,000	4.000		04/01/2034	461,767
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2021 A (NR/A-)
3,235,000	3.000		04/01/2037	2,976,096
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB)
10,135,000	5.500		12/01/2054	10,189,498
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 B (NR/BB)
7,000,000	6.000		12/01/2024	6,966,075
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (NR/BB)
1,725,000	5.000	(d)	12/01/2031	1,764,053
California Statewide Communities Development Authority Special Assessment Bond Series 2020 (NR/NR)
1,455,000	4.000		09/02/2028	1,447,142
1,250,000	5.000		09/02/2040	1,277,094
California Statewide Communities Development Authority Special Assessment for Statewide Community Infrastructure Program Series 2019 C (NR/NR)
355,000	4.000		09/02/2024	354,060
1,015,000	4.000		09/02/2029	1,026,559

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Statewide Communities Development Authority Special Tax Bonds Series 2022 (NR/NR)
$450,000	5.125%		09/01/2042	$463,649
California Statewide Communities Development Authority Statewide Community Infrastructure Program RB Series 2018B (NR/BBB+)
1,785,000	5.000		09/02/2048	1,822,979
California Statewide Communities Development Authority Statewide Community Infrastructure Program RB Series 2018C (NR/NR)
1,040,000	5.000		09/02/2048	1,064,221
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (Baa1/ NR)
8,925,000	5.000		05/15/2042	9,002,911
6,550,000	5.000		05/15/2047	6,598,480
California Statewide Communities Development Authority Student Housing Refunding RB for University of California Irvine East Campus Apartments Series 2016 (Baa1/NR)
1,175,000	5.000		05/15/2040	1,184,676
California Statewide Community Development Authority Pollution Control Refunding RB 2010 Series A (A2/A-)
3,990,000	1.750		09/01/2029	3,490,629
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (NR/NR)
22,510,000	0.000	(f)	06/01/2046	3,815,906
CFD No. 2016-1 of The Root Creek Water District Improvement Area No. 2 Series 2023 Special Tax Bonds (NR/NR)
1,000,000	5.000		09/01/2048	1,010,214
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
250,000	4.000		09/01/2028	251,050
165,000	3.000		09/01/2037	141,448
170,000	3.000		09/01/2038	141,432
175,000	3.000		09/01/2039	142,381
180,000	3.000		09/01/2040	143,380
620,000	3.125		09/01/2044	479,945
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (Aa1/AA)
3,500,000	0.000	(f)	06/01/2034	2,532,516
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2020 (NR/NR)
600,000	4.000		09/01/2042	551,103
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
875,000	4.000		09/01/2041	816,741
City & County of San Francisco Special Tax District No. 2020-1 for Mission Rock Facilities and Services Series 2021 A (NR/ NR)
100,000	4.000	(d)	09/01/2026	99,574
150,000	4.000	(d)	09/01/2031	150,337
700,000	4.000	(d)	09/01/2036	682,925
City of Alameda Community Facilities District 2023 Special Tax Bonds (NR/NR)
575,000	5.000		09/01/2048	562,057

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
City of Beaumont CFD No. 2016-3 Sundance 2023 Special Tax Bonds (NR/NR)
$745,000	5.000%		09/01/2048	$759,944
City of Chino CA Community Facilities District No. 2003-3 Special Tax for Improvement Area No. 7 Series 2020 (NR/NR)
1,125,000	4.000		09/01/2029	1,140,030
1,275,000	4.000		09/01/2032	1,297,306
City of Chino Community Facilities Improvement Area Special Tax Bonds Series 2022 (NR/NR)
2,000,000	5.250		09/01/2042	2,089,194
2,000,000	5.375		09/01/2047	2,080,140
City of Chino Public Financing Authority Local Agency Refunding Bonds Series 2019A (NR/NR)
225,000	4.000		09/01/2025	224,887
City of Fairfield Community Facilities District No. 2019-1 for Improvement Area No. 1 Series 2020 A (NR/NR)
940,000	5.000	(d)	09/01/2035	984,097
City of Los Angeles Department of Airports International Airport Series RB 2022 Series G (Aa2/AA)
3,000,000	5.000		05/15/2026	3,094,665
City of Los Angeles Department of Airports International Airport Subordinate RB 2018 Series F (Aa3/AA-)
4,000,000	4.000		05/15/2049	3,825,592
City of Los Angeles Department of Airports International Airport Subordinate RB 2019 Series F (AMT) (Aa3/AA-)
1,000,000	5.000		05/15/2039	1,052,828
City of Los Angeles Department of Airports International Airport Subordinate RB 2023 Series A (Aa3/AA-)
750,000	5.000		05/15/2025	761,799
5,000,000	5.000		05/15/2035	5,658,413
2,350,000	5.000		05/15/2036	2,641,830
1,250,000	5.000		05/15/2037	1,391,271
1,255,000	5.000		05/15/2038	1,386,097
5,500,000	5.250		05/15/2048	5,958,269
City of Los Angeles Department of Airports International Airport Subordinate Refunding RB 2023 Series A (AMT) (Aa3/AA-)
1,500,000	5.000		05/15/2026	1,544,543
City of Los Angeles, LAX Subordinate RB 2022 Series A (Aa3/ AA-)
9,155,000	4.000		05/15/2038	9,122,463
City of Newport Beach Assessment District No. 124 Limited Obligation Improvement Bonds 2023 Series A (NR/NR)
625,000	4.125		09/02/2038	632,201
725,000	5.000		09/02/2043	771,670
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
250,000	4.000		09/01/2026	249,616
150,000	3.000		09/01/2038	121,507
160,000	3.000		09/01/2039	126,597
City of Oroville RB for Oroville Hospital Series 2019 (NR/NR)
1,140,000	5.000		04/01/2024	1,140,000
1,325,000	5.000		04/01/2027	907,313
1,000,000	5.000		04/01/2029	650,816
1,250,000	5.000		04/01/2030	814,854
1,500,000	5.000		04/01/2031	979,757
City of Palm Desert Community Facilities District No. 2005-1 Special Tax Refunding Bonds Series 2021 A (NR/NR)
165,000	4.000		09/01/2030	165,538
190,000	4.000		09/01/2033	190,027

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
City of Palm Desert Community Facilities District No. 2005- 1 Special Tax Refunding Bonds Series 2021 A (NR/NR) – (continued)
$225,000	4.000%		09/01/2036	$221,645
City of Palm Desert Section 29 Assessment District No. 2004-02 Special Assessment Refunding Bonds Series 2021 (NR/NR)
570,000	4.000		09/02/2026	568,099
800,000	4.000		09/02/2031	801,796
City of Rancho Cordova Sunridge Anatolia Community Facilities District Special Tax Bonds Series 2016 (NR/NR)
1,280,000	4.000		09/01/2029	1,289,027
500,000	4.000		09/01/2030	502,484
City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR)
135,000	5.000		09/01/2031	138,718
245,000	5.000		09/01/2032	251,725
225,000	5.000		09/01/2033	231,155
145,000	5.000		09/01/2034	148,920
150,000	5.000		09/01/2035	153,933
680,000	5.000		09/01/2036	696,821
270,000	5.000		09/01/2037	276,206
245,000	5.000		09/01/2038	250,202
485,000	5.000		09/01/2039	494,921
City of Roseville CA ST Series 2019 (NR/NR)
80,000	4.000		09/01/2024	79,837
150,000	4.000		09/01/2025	149,721
275,000	5.000		09/01/2026	282,622
210,000	5.000		09/01/2027	218,831
160,000	5.000		09/01/2028	168,495
170,000	5.000		09/01/2029	179,881
110,000	5.000		09/01/2030	116,365
City of Roseville Creekview Community Facilities District No. 1 Improvement Area No. 2 Special Tax Bonds Series 2023 (NR/ NR)
575,000	5.000		09/01/2038	588,605
City of Roseville Special Tax for SVSP Westpark-Federico Community Facilities District No. 1 Series 2019 (NR/NR)
325,000	3.000		09/01/2029	308,574
815,000	5.000		09/01/2034	860,625
445,000	5.000		09/01/2039	459,839
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
70,000	4.000		09/01/2024	69,832
95,000	4.000		09/01/2026	95,092
65,000	5.000		09/01/2030	69,445
190,000	4.000		09/01/2032	190,949
225,000	4.000		09/01/2034	225,876
265,000	4.000		09/01/2036	263,080
305,000	4.000		09/01/2038	291,558
330,000	4.000		09/01/2040	305,006
City of Roseville, California Creekview Community Facilities District No. 1 Improvement Area No. 2 Special Tax Bonds Series 2023 (NR/NR)
500,000	5.000		09/01/2043	505,244
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)
440,000	4.000	(d)	09/01/2028	444,841

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
City of San Francisco Airport Commission International Airport RB Series 2022A (A1/NR)
$2,525,000	5.000%	05/01/2052	$2,648,086
City of San Francisco Airport Commission International Airport Revenue Refunding Bonds Series 2023A (A1/NR)
12,400,000	5.000	05/01/2038	13,694,002
City of San Francisco Airport Commission International Airport Second Series RB Series 2018E (A1/A+)
4,650,000	5.000	05/01/2048	4,881,736
City of San Francisco Airport Commission International Airport Second Series RB Series 2019A (A1/A+)
26,310,000	5.000	05/01/2049	27,075,224
City of Santa Paula Special Tax for Harvest Community Facilities District No. 1 Series 2020 (NR/NR)
600,000	5.000	09/01/2035	639,945
1,000,000	5.000	09/01/2040	1,039,676
City of Stockton Community Facilities District No. 2005-1 Special Tax Bonds Series 2019 (NR/NR)
320,000	2.000	09/01/2024	314,761
330,000	2.250	09/01/2026	310,331
350,000	2.375	09/01/2028	321,191
380,000	2.750	09/01/2031	347,282
405,000	3.000	09/01/2033	370,756
415,000	3.000	09/01/2034	379,446
270,000	3.000	09/01/2035	244,172
900,000	3.125	09/01/2037	788,277
740,000	3.125	09/01/2039	619,614
810,000	3.250	09/01/2041	667,663
City of Upland Community Facilities District No. 2015-1 Special Tax Improvement Area No. 1 Series 2019 B (NR/NR)
95,000	3.125	09/01/2037	85,742
700,000	3.250	09/01/2041	590,774
585,000	3.500	09/01/2049	477,242
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (NR/ AA)
275,000	3.125	08/01/2035	267,123
Community Facilities District of the Menifee Union School District Improvement Area Special Tax Bonds (NR/NR)
850,000	5.000	09/01/2042	878,016
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
450,000	5.000	09/01/2034	471,430
725,000	5.000	09/01/2039	748,351
County of Los Angeles CA Community Facilities District NO 2021-01 (NR/NR)
2,250,000	5.000	09/01/2047	2,294,789
County of Sacramento RB Refunding for Airport System Series 2018 C (A2/A+)
1,745,000	5.000	07/01/2039	1,815,743
Department of Airports of The City of Los Angeles LAX Subordinate RB 2018 Series A (AMT) (Aa3/AA-)
4,000,000	5.250	05/15/2048	4,139,891
Department of Airports of The City of Los Angeles, California Los Angeles International Airport Subordinate RB 2018 Series D (AMT) (Aa3/AA-)
5,815,000	5.000	05/15/2031	6,265,024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Department of Water and Power of The City of Los Angeles Power System Variable Rate Demand RB, 2023 Series F Subseries F-2 (Aa2/AA-/A-1)
$14,100,000	4.350	%(a)(b)	07/01/2047	$14,100,000
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
1,000,000	5.000		09/01/2027	1,026,775
6,680,000	5.000		09/01/2047	6,799,133
East Garrison Public Finance Authority Special Tax for East Garrison Project Series 2019 (NR/NR)
390,000	3.125		09/01/2044	299,921
1,610,000	3.125		09/01/2049	1,173,571
Eastern Foothill Transportation Corridor Agency Senior Lien Toll Road Refunding RB Series 2021A (Baa1/A)
3,255,000	4.000		01/15/2046	3,129,949
Eastern Municipal Water District Refunding Water and Wastewater RB Series 2018A (NR/AAA/A-1)
16,780,000	4.200	(a)(b)	07/01/2046	16,780,000
Folsom Ranch Financing Authority Special Tax for City of Folsom Community Facilities District No. 21 Series 2021 (NR/NR)
415,000	4.000		09/01/2046	366,978
500,000	4.000		09/01/2050	429,511
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (Baa1/A)
1,300,000	3.950		01/15/2053	1,189,833
Golden St Tobacco Securitization Corp Calif Tob Settlement Revenue Enhanced Tobacco Settlement Asset Backed Bonds 2015A (AGM-CR ST APPROP) (Aa3/AA)
1,150,000	5.000	(c)	06/01/2025	1,174,750
Golden State Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (NR/BBB-)
14,115,000	3.850		06/01/2050	13,209,619
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
20,000,000	5.000	(c)	06/01/2028	21,870,036
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset Backed Bonds Series 2015A (ST APPROP) (Aa3/A+)
10,000,000	5.000	(c)	06/01/2025	10,215,216
Hayward Unified School District Election of 2014 GO Bonds Series 2017 (AGM) (NR/AA)
8,000,000	4.000		08/01/2042	8,018,151
Improvement Area B of The City of Fillmore CFD No. 5, California Heritage Valley Parks Special Tax Bonds, 2023 Series (NR/NR)
2,370,000	5.000		09/01/2048	2,395,992
Independent Cities Finance Authority RB for City of Compton Sales Tax Series 2021 (AGM) (NR/AA)
665,000	4.000	(d)	06/01/2036	690,006
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds Series 2019 (NR/A-)
870,000	3.678		06/01/2038	823,929
Irvine Unified School District Community Facilities District Special Tax Bonds Series 2017 D (NR/NR)
3,280,000	5.000		03/01/2057	3,333,597
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
180,000	4.000		09/01/2025	180,007

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR) – (continued)
$175,000	4.000%		09/01/2026	$175,570
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2019 A (NR/NR)
350,000	5.000		09/01/2030	382,142
355,000	5.000		09/01/2032	387,063
360,000	5.000		09/01/2034	391,964
455,000	5.000		09/01/2036	491,535
Lammersville Joint Unified School District Improvement Community Facilities District No. 2014-1 Special Tax Bonds Series 2019 (NR/NR)
775,000	5.000		09/01/2043	797,635
2,500,000	5.000		09/01/2048	2,555,169
Lammersville Joint Unified School District No. 2002 Special Tax Refunding for Community Facilities Series 2017 (AGM) (NR/ AA)
3,000,000	3.500		09/01/2035	2,976,070
Lodi Unified School District GO Bonds Series 2021 (Aa2/NR)
3,300,000	3.000		08/01/2046	2,720,390
Los Angeles County Public Works Financing Authority Lease RB 2020 Series A (NR/AA+)
1,825,000	3.000		12/01/2050	1,387,703
Los Angeles Department of Airports RB Senior Refunding Series 2018 B (Aa2/AA)
2,335,000	5.000		05/15/2034	2,472,029
Los Angeles Department of Airports Subordinated RB Series 2018 C (Aa3/AA-)
1,000,000	5.000		05/15/2035	1,049,690
Los Angeles Unified School District 2014 GO Refunding Bonds Series C (Aa3/AA-)
4,520,000	5.000		07/01/2027	4,531,740
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (AGC) (Aa2/AA)
2,000,000	0.000	(f)	08/01/2037	1,242,336
4,500,000	0.000	(f)	08/01/2038	2,644,404
4,500,000	0.000	(f)	08/01/2039	2,508,403
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL) (NR/AA-)
1,205,000	0.000	(f)	08/01/2026	1,117,064
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (Aa3/NR)
2,510,000	0.000	(f)	08/01/2035	1,722,289
Mountain View Whisman School District (Santa Clara County, California) Election of 2012 GO Bonds, Series B (Aaa/AAA)
2,000,000	4.000	(c)	09/01/2026	2,060,032
M-S-R Energy Authority Gas RB Series 2009 A (NR/BBB+)
1,750,000	6.500		11/01/2039	2,226,926
M-S-R Energy Authority Gas RB Series 2009 C (NR/BBB+)
2,875,000	6.125		11/01/2029	3,073,009
2,000,000	6.500		11/01/2039	2,545,058
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (Aa3/AA)
5,000,000	5.750		08/01/2035	5,173,917
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (A1/A-) (3M USD LIBOR + 0.72%)
3,380,000	4.466	(e)	07/01/2027	3,359,270

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (AGC) (A2/AA)
$2,150,000	0.000	%(f)	08/01/2031	$1,698,135
4,150,000	0.000	(f)	08/01/2032	3,164,746
3,550,000	0.000	(f)	08/01/2033	2,609,995
6,450,000	7.000		08/01/2038	7,443,884
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
320,000	4.000		09/01/2024	319,309
1,490,000	4.000		09/01/2026	1,492,806
Rialto Unified School District County of San Bernardino, California GO Bonds, Election of 2022, Series 2023 (BAM) (Aa3/AA)
3,250,000	4.000		08/01/2052	3,223,343
River Islands Public Financing Authority CFD Improvement Area Subordinate Special Tax Refunding Bonds Series 2022B-1 (NR/NR)
1,970,000	5.000		09/01/2042	2,025,209
River Islands Public Financing Authority Community Facilities District No. 2021-1 Special Tax Series 2021 (NR/NR)
875,000	4.000		09/01/2041	818,743
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR)
195,000	4.000		09/01/2027	195,445
205,000	4.000		09/01/2028	206,275
210,000	4.000		09/01/2029	211,614
220,000	4.000		09/01/2030	221,835
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/ NR)
750,000	5.000		09/01/2025	760,032
1,075,000	5.000		09/01/2026	1,104,794
1,000,000	5.000		09/01/2027	1,040,423
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2019 (NR/NR)
100,000	5.000		09/01/2031	105,684
185,000	5.000		09/01/2032	195,576
165,000	5.000		09/01/2033	174,249
175,000	4.000		09/01/2034	176,606
150,000	4.000		09/01/2035	150,805
125,000	3.000		09/01/2036	110,390
470,000	5.000		09/01/2039	488,203
250,000	3.250		09/01/2041	205,558
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2021 (NR/NR)
850,000	2.500		09/01/2037	674,283
725,000	4.000		09/01/2041	686,759
1,000,000	4.000		09/01/2050	883,175
Sacramento County Financing Authority RB Series 2007B (NATL) (Aa3/AA-) (3M USD LIBOR + 0.55%)
21,965,000	4.304	(e)	06/01/2034	20,951,643
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (A2/NR)
2,850,000	4.000		07/01/2039	2,820,274
4,620,000	5.000		07/01/2046	4,874,475
San Diego Unified School District 2012 GO Refunding Bonds Series R-2 (Aa2/AA-)
4,700,000	0.000	(g)	07/01/2041	4,627,146

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (Aa2/AA-)
$5,000,000	0.000	%(f)	07/01/2039	$2,876,008
San Francisco City & County Airport Commission RB Unrefunded for San Francisco International Airport Second Series 2018 G (NR/A+)
1,300,000	5.000		05/01/2027	1,356,177
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2016 C (NR/A-)
1,000,000	5.000		08/01/2033	1,049,959
San Jacinto Unified School District Financing Authority Special Tax RB Series 2019 (NR/NR)
500,000	5.000		09/01/2036	522,258
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL) (Baa2/NR)
1,715,000	0.000	(f)	01/15/2026	1,608,879
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (NR/A)
1,000,000	5.000	(c)	01/15/2025	1,012,439
State of California Various Purpose GO Bonds (Aa2/AA-)
21,355,000	7.500		04/01/2034	25,101,760
State of California Various Purpose GO Refunding Bonds (Aa2/ AA-)
15,915,000	4.000		09/01/2043	16,296,183
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (NR/A)
1,015,000	5.000		06/01/2026	1,051,879
920,000	5.000		06/01/2028	990,293
2,035,000	5.000		06/01/2029	2,228,279
2,000,000	5.000		06/01/2032	2,200,285
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (NR/A-)
1,000,000	5.000		06/01/2034	1,095,240
1,000,000	5.000		06/01/2036	1,084,974
1,000,000	5.000		06/01/2039	1,067,411
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (NR/BBB-)
2,440,000	5.000		06/01/2048	2,492,910
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-2 (NR/NR)
7,975,000	0.000	(f)	06/01/2054	1,553,293
Town of Tiburon Special Assessment for Assessment District No. 2017-1 Series 2021 A (NR/NR)
475,000	2.375		09/02/2041	327,692
1,050,000	2.500		09/02/2046	687,858
Transbay Joint Powers Authority Senior Tax Allocation Bonds Series 2020A Tax-Exempt Green Bonds (NR/NR)
1,230,000	5.000		10/01/2025	1,250,149
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (NR/NR)
660,000	5.000		10/01/2029	706,895
555,000	5.000		10/01/2030	596,222
1,165,000	5.000		10/01/2031	1,248,057
1,000,000	5.000		10/01/2033	1,061,167

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (NR/NR) – (continued)
$495,000	5.000%		10/01/2035	$523,722
705,000	5.000		10/01/2036	741,639
1,000,000	5.000		10/01/2037	1,045,297
880,000	5.000		10/01/2038	914,950
750,000	5.000		10/01/2039	778,611
980,000	5.000		10/01/2040	1,013,033
1,945,000	5.000		10/01/2049	1,975,707
Washington Township Health Care District RB 2023 Series A (Baa3/NR)
825,000	5.750		07/01/2053	887,614
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL) (Baa2/AA-)
1,175,000	0.000	(f)	08/01/2025	1,121,924
West Patterson Financing Authority California Community Facilities Villages of Patterson Special Tax Bonds Series 2024 (NR/NR)
300,000	5.000		09/01/2039	319,642
825,000	4.375		09/01/2044	808,625

				801,991,573

Colorado - 4.3%
Adams County School District No. 1 GO Taxable Refunding Bonds Series 2017 B (ST AID WITHHLDG) (NR/NR)
325,000	5.250	(c)	12/01/2026	343,069
Allison Valley Metropolitan District No. 2 GO Refunding Bonds Series 2020 (NR/NR)
1,425,000	4.700		12/01/2047	1,211,063
Belford North Metropolitan District GO Bonds Series 2020 A (NR/ NR)
2,975,000	5.500		12/01/2050	2,744,595
Bella Mesa Metropolitan District GO Convertible Capital Appreciation Bonds Series 2020 A (NR/NR)
1,855,000	0.000	(d)(g)	12/01/2049	1,666,100
Board of Governors of Colorado State University System RB Refunding Series 2017 C (ST HGR ED INTERCEPT PROG) (NR/NR)
9,555,000	5.000	(c)	03/01/2028	10,333,615
Board of Trustees of The Colorado School of Mines Institutional Enterprise RB Series 2024A (ST HGR ED INTERCEPT PROG) (Aa2/AA)
18,620,000	4.000		12/01/2049	18,082,809
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Series 2017 A (NR/NR)
525,000	5.000		12/01/2037	525,567
Brighton Crossing Metropolitan District No. 6 GO Bonds Series 2020 A (NR/NR)
525,000	5.000		12/01/2035	516,786
1,030,000	5.000		12/01/2040	958,747
Broadway Park North Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
1,120,000	5.000	(d)	12/01/2040	1,082,404
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
1,000,000	5.250		12/01/2038	993,248

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Chambers Highpoint Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
$515,000	5.000%		12/01/2041	$452,518
Cherry Creek Colorado School District No. 5 GO Bonds Series 2017 C (ST AID WITHHLDG) (Aa1/AA+)
3,510,000	6.000		12/15/2029	3,895,457
10,805,000	6.000		12/15/2030	11,979,530
City and County of Denver, Colorado , For and On Behalf of Its Department of Aviation Airport System RB Series 2022A (AMT) (Aa3/AA-)
2,875,000	5.000		11/15/2041	3,104,980
City Center West Residential Metropolitan District No. 2 GO Bonds Senior Series 2019 A (NR/NR)
1,035,000	5.000		12/01/2049	966,290
City of Denver Airport System Subordinate RB Series 2018A (A1/ A+)
11,000,000	5.250		12/01/2043	11,500,018
City of Denver Airport System Subordinate RB Series 2018A (AMT) (A1/A+)
5,000,000	5.000		12/01/2024	5,025,062
City of Denver Aviation Airport System RB Series 2022D (Aa3/AA-)
5,580,000	5.000		11/15/2053	5,860,131
City of Denver RB for Department of Aviation Airport System Series 2022A (AMT) (Aa3/AA-)
4,450,000	5.000		11/15/2027	4,707,174
Colorado Education & Cultural Facilities Authority Charter School RB Series 2021 (Baa3/NR)
900,000	4.000		10/01/2056	701,446
Colorado Educational & Cultural Facilities Authority RB for Aspen View Academy, Inc. Series 2021 (Baa3/NR)
150,000	4.000		05/01/2036	142,280
150,000	4.000		05/01/2041	132,147
Colorado Educational & Cultural Facilities Authority RB for Vega Collegiate Academy Series 2021 A (ST INTERCEPT) (Ba2/NR)
300,000	5.000	(d)	02/01/2034	301,432
Colorado Educational & Cultural Facilities Authority RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (Ba1/NR)
900,000	5.000	(d)	10/01/2029	911,164
2,500,000	5.000	(d)	10/01/2039	2,436,860
Colorado Educational & Cultural Facilities Authority RB Refunding for STEM School & Academy Project Series 2019 (Baa3/NR)
265,000	4.000		11/01/2029	258,778
400,000	5.000		11/01/2039	400,137
Colorado Educational & Cultural Facilities Authority RB Refunding for West Ridge Academy Charter School Project Series 2019 A (MORAL OBLG) (Aa3/NR)
325,000	5.000		06/01/2049	325,141
350,000	5.000		06/01/2054	350,081
Colorado Educational and Cultural Facilities Authority Charter School RB for James Irwin Educational Foundation Project Series 2022 (NR/BBB)
750,000	5.000		09/01/2052	746,637
Colorado Educational and Cultural Facilities Authority Charter School RB for STEM School Project Series 2019 (Baa3/NR)
790,000	5.000		11/01/2049	760,740

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Colorado Health Facilities Authority (NR/A+)
$1,275,000	5.000%		11/01/2024	$1,283,319
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-1 (NR/NR)
3,040,000	6.000		07/01/2036	3,041,619
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-2 (NR/NR)
1,925,000	6.000		07/01/2031	1,888,149
Colorado Health Facilities Authority Hospital RB for Parkview Medical Center, Inc. Project Series 2016 (Aa2/NR)
18,310,000	5.000		09/01/2046	18,569,881
Colorado Health Facilities Authority RB (Commonspirit Health) Series 2019A-1 (A3/A-)
5,000,000	5.000		08/01/2036	5,388,549
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019A-1 (A3/A-)
3,560,000	5.000		08/01/2025	3,640,033
1,275,000	5.000		08/01/2026	1,320,802
1,575,000	5.000		08/01/2027	1,662,956
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019A-2 (A3/A-)
325,000	5.000		08/01/2025	332,306
3,000,000	5.000		08/01/2037	3,210,224
Colorado Health Facilities Authority RB for Commonspirit Health Series 2022A (A3/A-)
6,400,000	5.500		11/01/2047	7,071,895
8,000,000	5.250		11/01/2052	8,584,571
Colorado Health Facilities Authority RB for Commonspirit Health Series 2024A (A3/A-)
12,275,000	5.000		12/01/2039	13,906,866
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (Aa2/NR)
1,800,000	4.000		09/01/2050	1,727,982
Colorado Health Facilities Authority RB for Retirement Housing Liberty Heights Project Series 1991-B (#Aaa/AA+)
5,705,000	0.000	(f)	07/15/2024	5,637,257
Colorado Health Facilities Authority RB for Senior Living American Eagle Portfolio Project Series 2022B-1 (NR/NR)
21,534,543	5.000	(a)	07/01/2057	16,657,057
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 A (Aa2/AA)
3,900,000	4.000		11/15/2043	3,782,653
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (A3/A-)
1,125,000	5.000		08/01/2035	1,219,535
6,010,000	4.000		08/01/2044	5,774,449
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (A3/A-)
145,000	5.000		08/01/2035	157,184
1,500,000	5.000		08/01/2038	1,596,985
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (NR/NR)
1,150,000	5.000	(c)	06/01/2027	1,217,925

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Colorado Health Facilities Authority RB Refunding for Sanford Obligated Group Series 2019 A (NR/A+)
$1,730,000	4.000%		11/01/2039	$1,704,835
12,310,000	5.000		11/01/2039	13,206,685
6,105,000	5.000		11/01/2044	6,431,196
Colorado Health Facilities Authority RB Series 2019A-2 (A3/A-)
3,495,000	4.000		08/01/2049	3,249,964
Colorado Health Facilities Authority RB Series 2019B Series 2019B-1 (A3/A-)
8,500,000	5.000	(a)(b)	08/01/2049	8,587,806
Colorado Health Facilities Authority Revenue Refunding Bonds Series 2019A Scl Health System (Aa1/AA+)
4,000,000	4.000		01/01/2037	4,083,046
Colorado Housing and Finance Authority Multifamily Housing RB for The Reserves at Eagle Point Project Series 2024 (Aaa/NR)
2,350,000	3.500	(a)(b)	11/01/2043	2,350,195
Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds Series 2017 C (ST HGR ED INTERCEPT PROG) (Aa2/AA)
6,100,000	5.000		03/01/2043	6,408,831
Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds Series 2017 C (ST HGR ED INTERCEPT PROG) (NR/NR)
8,205,000	5.000	(c)	03/01/2028	8,873,606
Conestoga Metropolitan District LT GO Refunding & Improvement Bonds Series 2021A3 (NR/NR)
775,000	5.250		12/01/2051	707,536
Copper Ridge Metropolitan District RB Series 2019 (NR/NR)
3,454,000	4.000		12/01/2029	3,299,083
Creekside Village Metropolitan District GO Bonds Series 2019 A (NR/NR)
889,000	5.000		12/01/2039	873,664
Creekwalk Marketplace Business Improvement District LT Supported & Special Revenue Senior Bonds Series 2021A (NR/NR)
740,000	5.000	(d)	12/01/2029	692,166
1,940,000	5.500	(d)	12/01/2039	1,734,926
Creekwalk Marketplace Business Improvement District RB Series 2019 A (NR/NR)
2,485,000	5.000	(d)	12/01/2029	2,329,981
3,105,000	5.500	(d)	12/01/2039	2,790,773
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (NR/BB-)
27,295,000	5.000		10/01/2032	27,294,503
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (NR/BBB)
5,505,000	5.000	(d)	12/01/2027	5,729,233
Denver Convention Center Hotel Authority Convention Center Hotel Senior Revenue Refunding Bonds Series 2016 (Baa2/BBB-)
1,460,000	5.000		12/01/2033	1,497,964
Denver Convention Center Hotel Authority Convention Center Hotel Senior RR Bonds, Series 2016 (Baa2/BBB-)
2,370,000	5.000		12/01/2035	2,424,439
Denver Convention Center Hotel Authority RB Refunding Series 2016 (Baa2/BBB-)
640,000	5.000		12/01/2030	657,922

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds Series 2016 (Baa2/BBB-)
$300,000	5.000%		12/01/2031	$308,133
Denver Health & Hospital Authority COPS Series 2018 (NR/BBB)
765,000	5.000		12/01/2024	768,236
425,000	5.000		12/01/2032	445,629
Denver Health & Hospital Authority Healthcare Revenue Refunding Bonds Series 2017A (NR/BBB)
4,760,000	5.000	(d)	12/01/2024	4,780,136
4,995,000	5.000	(d)	12/01/2025	5,070,317
1,000,000	5.000	(d)	12/01/2034	1,037,844
1,675,000	4.000	(d)	12/01/2035	1,602,633
2,000,000	4.000	(d)	12/01/2036	1,882,139
Denver Health & Hospital Authority RB Series 2019 A (NR/BBB)
120,000	5.000		12/01/2030	125,952
Denver Health and Hospital Authority Colorado Healthcare RB Series 2019A (NR/BBB)
2,255,000	5.000		12/01/2031	2,365,093
475,000	5.000		12/01/2032	498,791
1,360,000	5.000		12/01/2033	1,424,754
Denver Urban Renewal Authority 9th & Colorado Urban Redevelopment Area RB Series 2018 A (NR/NR)
4,255,000	5.250	(d)	12/01/2039	4,307,228
E-470 Public Highway Authority RB Refunding Series 2010 A (AGM-CR) (A1/AA)
1,500,000	0.000	(f)	09/01/2035	1,021,037
E-470 Public Highway Authority RB Series 2010 A (A1/A+)
6,000,000	0.000	(f)	09/01/2040	3,059,693
Fiddler’s Business Improvement District GO Refunding Bonds Series 2022 (NR/NR)
2,800,000	5.550	(d)	12/01/2047	2,874,567
First Creek Village Metropolitan District GO Bonds Series 2019 A (Ba1/NR)
20,000	3.000		12/01/2029	18,237
Glen Metropolitan District GO LT Bonds Series 2021 (NR/NR)
570,000	3.750		12/01/2034	479,584
Highlands Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
648,000	4.000		12/01/2031	584,553
Hogback Metropolitan District LT GO Bonds Series 2021A3 (NR/NR)
725,000	5.000		12/01/2041	668,629
1,550,000	5.000		12/01/2051	1,362,120
Hunters Overlook Metropolitan District No. 5 GO Bonds Series 2019 A (NR/NR)
878,000	5.000		12/01/2039	862,854
Indy Oak TOD Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,065,000	5.500	(c)(d)	06/01/2025	1,084,465
Johnstown Plaza Metropolitan District LT GO Refunding and Improvement Bonds Series 2022 (NR/NR)
8,731,000	4.250		12/01/2046	7,321,355
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
1,375,000	5.000		12/01/2039	1,367,339
1,000,000	5.000		12/01/2049	962,920
Mayfield Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,184,000	5.750		12/01/2050	1,186,915

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Meridian Ranch Metropolitan District GO LT Bonds Series 2022 (NR/NR)
$1,105,000	6.500%	12/01/2042	$1,113,949
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,380,000	5.000	12/01/2039	1,359,106
Morgan Hill Metropolitan District GO LT Refunding & Improvement Bonds Senior Series 2021A (NR/NR)
2,940,000	3.500	12/01/2041	2,304,486
Mulberry Metropolitan District LT GO Bonds Series 2022A (NR/NR)
2,450,000	7.000	12/01/2052	2,526,042
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
500,000	5.500	12/01/2048	498,294
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (NR/BBB-)
175,000	4.000	12/01/2024	174,745
100,000	4.000	12/01/2025	99,995
315,000	4.000	12/01/2026	317,451
290,000	4.000	12/01/2029	294,338
205,000	4.000	12/01/2030	207,259
225,000	4.000	12/01/2031	226,280
Pinon Pines Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
925,000	5.000	12/01/2040	904,957
Pomponio Terrace Metropolitan District GO Bonds Series 2019 A (NR/NR)
646,000	5.000	12/01/2049	617,670
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A1/A-)
2,000,000	6.250	11/15/2028	2,123,276
Raindance Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
5,000,000	5.000	12/01/2039	4,892,730
Rampart Range Metropolitan District No. 5 RB Series 2021 (NR/NR)
1,250,000	4.000	12/01/2036	1,076,423
2,000,000	4.000	12/01/2041	1,604,587
Reata Ridge Village Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
893,000	5.000	12/01/2049	849,041
Regional Transportation District Private Activity Bonds for Denver Transit Partners Eagle P3 Project Series 2020 (Baa1/NR)
715,000	5.000	01/15/2029	767,215
400,000	5.000	07/15/2029	432,732
500,000	5.000	01/15/2030	545,360
350,000	5.000	07/15/2030	384,519
Regional Transportation District Tax Exempt Private Activity Bonds Series 2020 (Baa1/NR)
500,000	5.000	07/15/2027	523,823
Ritoro Metropolitan District GO Bonds Series 2019 A (NR/NR)
850,000	5.000	12/01/2049	813,870
Second Creek Farm Metropolitan District No. 3 GO Bonds Series 2019 A (NR/NR)
2,875,000	5.000	12/01/2039	2,825,404
Sky Ranch Community Authority Board District No. 1 RB Senior Lien Series 2019 A (NR/NR)
1,235,000	5.000	12/01/2049	1,225,289

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (Baa1/AA)
$375,000	4.000%	12/01/2032	$390,968
220,000	4.000	12/01/2034	227,959
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500	12/01/2048	426,958
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-1 (Ba1/NR)
1,000,000	5.000	12/01/2037	1,003,007
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-2 (Ba1/NR)
100,000	3.500	12/01/2027	95,816
115,000	5.000	12/01/2037	115,346
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017A-1 (Ba1/NR)
325,000	5.000	12/01/2047	316,072
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	1,001,239
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (A2/NR)
350,000	5.000	12/01/2032	371,332
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
1,805,000	3.750	12/01/2040	1,607,285
The Village Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
850,000	4.150	12/01/2030	825,417
Vauxmont Metropolitan District GO Refunding Bonds Series 2020 (AGM) (NR/AA)
195,000	5.000	12/01/2026	203,333
205,000	5.000	12/01/2027	217,528
210,000	5.000	12/01/2028	226,483
210,000	5.000	12/01/2029	230,527
215,000	5.000	12/01/2030	236,789
230,000	5.000	12/01/2031	253,161
250,000	5.000	12/01/2032	275,100
255,000	5.000	12/01/2033	280,213
285,000	5.000	12/01/2034	312,498
100,000	5.000	12/01/2035	109,221
Vauxmont Metropolitan District Limited Tax Convertible to Unlimited Tax GO Refunding Bonds Series 2019 (AGM) (NR/AA)
135,000	5.000	12/15/2026	140,445
125,000	5.000	12/15/2028	129,979
125,000	5.000	12/15/2029	129,934
125,000	5.000	12/15/2030	129,879
135,000	5.000	12/15/2031	140,211
160,000	5.000	12/15/2032	166,165
Vauxmont Metropolitan District Senior LT GO Special Revenue Refunding Bonds Series 2020 (AGM) (NR/AA)
200,000	5.000	12/01/2024	201,525
180,000	5.000	12/01/2025	184,406
Vauxmont Metropolitan District Subordinate LT GO Special Revenue Refunding Bonds Series 2019 (AGM) (NR/AA)
125,000	5.000	12/15/2025	128,356

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Village Metropolitan District No. 2 Limited Tax GO and Special RB Series 2019 (NR/NR)
$1,194,000	4.375%		12/01/2044	$1,151,197
Weld County School District No. Re-4 In Weld County, Colorado GO Bonds, Series 2016 (ST AID WITHHLDG) (Aa2/NR)
6,910,000	5.250		12/01/2041	7,163,670
West Meadow Metropolitan District Town of Fraser, Grand County, Colorado LT GO Senior Bonds Series 2023A (NR/NR)
1,000,000	6.000	(d)	12/01/2038	1,038,680
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A (NR/NR)
1,000,000	5.000		12/01/2040	910,677
Wild Plum Metropolitan District GO Bonds Series 2019 A (NR/NR)
595,000	5.000	(c)	12/01/2024	617,950
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
1,199,000	5.375		12/01/2048	1,184,400

				404,340,277

Connecticut - 0.8%
City of New Haven GO Bonds Series 2018 A (NR/A-)
815,000	5.000		08/01/2027	850,290
1,615,000	5.000		08/01/2028	1,708,068
900,000	5.500		08/01/2029	976,476
725,000	5.500		08/01/2031	784,764
500,000	5.500		08/01/2032	541,218
405,000	5.500		08/01/2033	438,341
City of New Haven GO Refunding Bonds Series 2019 B (AGM) (A1/AA)
1,050,000	5.000		02/01/2028	1,116,523
City of New Haven GO Refunding Bonds Series B (AGM) (A1/AA)
450,000	5.000		02/01/2030	494,191
City of Stamford Housing Authority RB Anticipation Notes for Dogwoods Project Series 2022 (NR/NR)
1,500,000	11.000	(d)	12/01/2027	1,676,061
Connecticut Health & Educational Facilities Authority RB for University of Hartford Series N (NR/BB+)
375,000	5.000		07/01/2024	374,812
Connecticut State GO Bonds Series 2018 C (Aa3/AA-)
825,000	5.000		06/15/2028	897,442
Connecticut State GO Refunding Bonds Series 2017 B (Aa3/AA-)
5,000,000	5.000		04/15/2028	5,420,112
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 A (NR/NR)
400,000	5.000	(d)	01/01/2030	391,186
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (NR/BB+)
575,000	5.000		07/01/2026	576,772
440,000	5.000		07/01/2027	443,242
530,000	5.000		07/01/2028	535,816
485,000	5.000		07/01/2029	492,112
875,000	5.000		07/01/2030	887,425
645,000	5.000		07/01/2031	652,962
575,000	5.000		07/01/2032	581,299
475,000	5.000		07/01/2033	479,326
450,000	5.000		07/01/2034	453,061

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Connecticut – (continued)
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (NR/BB+) – (continued)
$890,000	4.000%		07/01/2039	$758,626
Great Pond Improvement District RB for Great Pond Phase 1 Project Series 2019 (NR/NR)
3,585,000	4.750	(d)	10/01/2048	3,406,016
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (NR/B-)
3,750,000	7.000	(d)	02/01/2045	3,751,129
South Central Connecticut Regional Water Authority Water System RB Thirty-Sixth Series A-1 (Aa3/AA-)
265,000	4.000		08/01/2038	269,713
State of Connecticut GO Bonds 2020 Series A (Aa3/AA-)
5,000,000	4.000		01/15/2036	5,247,538
State of Connecticut GO Bonds Series 2018 (Aa3/AA-)
1,770,000	5.000		06/15/2027	1,882,724
755,000	5.000		06/15/2029	819,171
State of Connecticut GO Unlimited Bonds Series 2019 A (Aa3/AA-)
135,000	5.000		04/15/2028	146,343
1,000,000	5.000		04/15/2035	1,098,823
1,000,000	5.000		04/15/2036	1,094,655
1,000,000	5.000		04/15/2039	1,080,577
State of Connecticut Health & Educational Facilities Authority RB Series B (A1/AA-)
2,290,000	1.800	(a)(b)	07/01/2049	2,272,757
State of Connecticut Health and Educational Facilities Authority for Yale University Issue RB Series U-2 (Aaa/AAA)
15,000,000	1.100	(a)(b)	07/01/2033	14,605,767
State of Connecticut Health and Educational Facilities Authority RB for University of Hartford 2022 Series P (NR/BB+)
2,285,000	5.375		07/01/2052	2,138,630
State of Connecticut Special Tax Obligation Refunding Bonds for Transportation Infrastructure Purposes 2022 Series B (Aa3/AA)
1,500,000	5.000		07/01/2025	1,531,982
State of Connecticut State Revolving Fund General RB (Green Bonds, 2017 Series A) (Aaa/AAA)
3,945,000	5.000		05/01/2032	4,205,458
State of Connecticut State Revolving Fund RB Series 2017 A (Aaa/AAA)
5,000,000	5.000		05/01/2036	5,280,193
Steel Point Infrastructure Improvement District Tax Allocation for Steelpointe Harbor Project Series 2021 (NR/NR)
480,000	4.000	(d)	04/01/2036	428,253
400,000	4.000	(d)	04/01/2041	339,037
West Haven GO Bonds Series 2017 A (Baa3/BBB+)
325,000	5.000		11/01/2025	332,464
325,000	5.000		11/01/2026	336,962
325,000	5.000		11/01/2027	342,079
West Haven GO Bonds Series 2017 B (Baa3/BBB+)
645,000	5.000		11/01/2024	649,467
240,000	5.000		11/01/2026	248,834

				73,038,697

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Delaware - 0.3%
Delaware Economic Development Authority Charter School RB for Aspira of Delaware Charter Operations Project Series 2022A (NR/BB)
$370,000	3.000%		06/01/2032	$320,878
450,000	4.000		06/01/2042	370,792
Delaware Economic Development Authority Charter Schools RB Series 2021 (NR/BBB+)
1,425,000	4.000		09/01/2041	1,339,933
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (NR/BBB)
760,000	5.000		06/01/2026	777,887
600,000	5.000		06/01/2029	631,062
Delaware Health Facilities Authority Revenue Refunding Bonds for Christiana Care Health System Series 2020A (Aa2/AA+)
5,000,000	5.000		10/01/2040	5,313,735
Delaware State Economic Development Authority RB for First State Montessori Academy, Inc. Series 2019 A (NR/BBB-)
345,000	4.000		08/01/2029	339,029
1,050,000	5.000		08/01/2039	1,058,615
Delaware State Economic Development Authority RB for Newark Charter School, Inc. Series 2020 (NR/BBB+)
530,000	4.000		09/01/2030	535,617
1,550,000	5.000		09/01/2040	1,607,098
State of Delaware GO Bonds Series 2023A (Aaa/AAA)
7,550,000	5.000		05/01/2036	8,947,706
Town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (Baa3/NR)
496,000	4.000		07/01/2024	494,158
511,000	4.000		07/01/2025	507,614
556,000	4.000		07/01/2026	551,287
616,000	4.000		07/01/2027	611,399
2,044,000	4.000		07/01/2030	2,009,318

				25,416,128

District of Columbia - 0.9%
District of Columbia (Washington, D.C.) Income Tax Secured RB, Series 2023A (Tax-Exempt) (Aa1/AAA)
3,425,000	5.250		05/01/2048	3,819,168
District of Columbia GO Refunding Bonds Series 2017 A (Aaa/AA+)
10,000,000	5.000		06/01/2035	10,577,893
District of Columbia Metropolitan Airport Authority Airport System Revenue Refunding Bonds Series 2015A (NR/AA-)
12,000,000	5.000		10/01/2034	12,057,083
District of Columbia Private Activity RB Series 2022A (A3/NR)
1,750,000	5.500		02/28/2037	2,042,611
District of Columbia RB for International School Series 2019 (NR/BBB)
860,000	5.000		07/01/2039	885,828
District of Columbia RB for KIPP DC Obligated Group Series 2019 (NR/BBB+)
1,275,000	4.000		07/01/2039	1,226,649
District of Columbia Water and Sewer Authority Public Utility Subordinate Lien Multimodel RB Series 2022E (Aa2/AA+)
2,875,000	3.000	(a)(b)	10/01/2057	2,801,509
Metropolitan Washington Airport Authority Revenue & Refunding Bonds Series 2018A (Aa3/AA-)
7,500,000	5.000		10/01/2043	7,744,765

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

District of Columbia – (continued)
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2018A (Aa3/AA-)
$6,375,000	5.000%	10/01/2033	$6,783,887
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2020B (Aa3/AA-)
1,555,000	5.000	10/01/2029	1,740,354
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds, Series 2022A (AMT) (Aa3/NR)
1,100,000	5.000	10/01/2026	1,140,179
Metropolitan Washington Airports Authority Dulles Toll Road RB Refunding First Senior Lien for Dulles Metrorail and Capital Improvement Project Series 2019 A (A2/A)
1,060,000	5.000	10/01/2031	1,150,884
395,000	5.000	10/01/2033	428,210
3,025,000	5.000	10/01/2035	3,266,447
1,000,000	5.000	10/01/2037	1,068,597
2,065,000	5.000	10/01/2039	2,190,241
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A1/AA)
2,130,000	3.000	10/01/2050	1,624,267
2,960,000	4.000	10/01/2053	2,780,834
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (Baa2/A-)
925,000	5.000	10/01/2047	957,312
1,550,000	4.000	10/01/2053	1,436,951
Metropolitan Washington Airports Authority Dulles Toll Road Subordinate Lien Revenue Refunding Bonds for Dulles Metrorail & Capital Improvement Projects Series 2019B (Baa2/A-)
13,315,000	4.000	10/01/2049	12,513,540
Washington Metropolitan Airports Authority Airport System Revenue Refunding Bonds Series 2015B (Aa3/AA-)
1,325,000	5.000	10/01/2035	1,344,351

			79,581,560

Florida - 11.9%
Abbott Square Community Development District Special Assessment Bonds Series 2022 (NR/NR)
915,000	5.375	06/15/2042	934,272
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AGM) (NR/AA)
4,990,000	3.250	05/01/2036	4,646,784
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-2 (NR/NR)
475,000	4.000	05/01/2025	473,907
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
40,000	4.000	05/01/2024	39,994
210,000	4.500	05/01/2029	212,354
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
325,000	2.875	05/01/2025	318,798
1,725,000	4.000	05/01/2051	1,416,949
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,420,000	3.625	05/01/2040	1,204,546
Alachua County Health Facilities Authority Continuing Care Retirement Community RB Series 2022 (NR/NR)
2,250,000	4.000	10/01/2040	1,989,961

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
$95,000	3.500%		05/01/2024	$94,949
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
360,000	2.500		05/01/2024	359,397
370,000	3.000		05/01/2025	361,042
380,000	3.000		05/01/2026	367,550
395,000	3.125		05/01/2027	381,465
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
150,000	4.250		05/01/2027	150,083
320,000	4.750		05/01/2036	320,569
Arbors Community Development District Capital Improvement RB Series 2023 (NR/NR)
600,000	4.500		05/01/2030	606,685
1,000,000	5.400		05/01/2043	1,032,550
Arlington Ridge Community Development District Special Assessment RB Series 2019 (NR/NR)
205,000	3.600		05/01/2029	200,337
310,000	4.000		05/01/2036	293,677
Armstrong Community Development District Special Assessment for Assessment Area Two Project Series 2019 A (NR/NR)
70,000	3.125		11/01/2024	69,641
990,000	3.500		11/01/2030	934,985
1,705,000	4.000		11/01/2040	1,528,770
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)
110,000	4.200	(d)	05/01/2024	109,996
630,000	4.550	(d)	05/01/2029	637,771
Astonia Community Development District Polk County, Florida Special Assessment Bonds, Series 2023 Assessment Area Three Project (NR/NR)
700,000	5.125		06/15/2043	707,883
Astonia Community Development District Polk County, Florida Special Assessment Bonds, Series 2024 Assessment Area Four Project (NR/NR)
810,000	5.375		05/01/2044	826,390
Astonia Community Development District Special Assessment for Assessment Area 2 Project Series 2021 (NR/NR)
305,000	2.500	(d)	05/01/2026	295,231
500,000	3.000	(d)	05/01/2031	462,450
425,000	3.200	(d)	05/01/2041	346,441
Astonia Community Development District Special Assessment for North Parcel Assessment Area Project Series 2021 (NR/NR)
155,000	2.500	(d)	05/01/2026	150,035
315,000	3.000	(d)	05/01/2031	291,344
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR)
35,000	3.350		11/01/2024	34,882
200,000	3.700		11/01/2029	196,040
695,000	4.125		11/01/2039	651,515
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
115,000	5.000		05/01/2028	117,099

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
$200,000	3.000%		05/01/2032	$182,728
220,000	3.375		05/01/2041	180,137
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
325,000	5.375		05/01/2028	333,582
Avalon Groves Community Development District Special Assessment for Phases 3 and 4 Sub Assessment Area One Series 2021 (NR/NR)
125,000	2.250		05/01/2026	120,202
435,000	2.750		05/01/2031	395,771
Avalon Park West Community Development District Special Assessment RB for Pasco County Project Area Series 2022 (NR/NR)
500,000	5.500		05/01/2042	520,140
Avalon Park West Community Development District Special Assessment Refunding Series 2020 (NR/NR)
225,000	2.500	(d)	05/01/2025	221,435
320,000	3.250	(d)	05/01/2030	313,583
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (NR/A-)
180,000	2.500		05/01/2024	179,741
180,000	3.000		05/01/2025	176,084
190,000	3.000		05/01/2026	183,703
Avenir Community Development District Special Assessment Bonds Series 2023 (NR/NR)
800,000	4.500		05/01/2030	809,220
1,400,000	5.375		05/01/2043	1,415,267
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)
50,000	3.625	(d)	06/01/2024	49,953
450,000	4.000	(d)	06/01/2030	443,132
Babcock Ranch Community Independent Special District Special Assessment Area 2C Series 2020 (NR/NR)
210,000	2.500		05/01/2025	206,393
285,000	3.000		05/01/2030	273,829
775,000	4.000		05/01/2040	738,654
Babcock Ranch Community Independent Special District Special Assessment Area 3A Series 2020 (NR/NR)
325,000	2.500		05/01/2025	319,418
250,000	3.000		05/01/2030	238,455
Babcock Ranch Community Independent Special District Special Assessment Area 3B Series 2020 (NR/NR)
105,000	2.500		05/01/2025	103,196
145,000	3.000		05/01/2030	138,312
385,000	4.000		05/01/2040	366,944
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
205,000	5.000		11/01/2031	207,521
100,000	5.250		11/01/2046	100,452
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)
70,000	4.000	(d)	11/01/2024	69,979
360,000	4.500	(d)	11/01/2029	365,230

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Babcock Ranch Community Independent Special District Special Assessment RB Series 2022 (NR/NR)
$2,000,000	4.250%	05/01/2032	$1,980,030
Babcock Ranch Community Independent Special District Special Assessment Series 2021 (NR/NR)
275,000	2.375	05/01/2026	264,361
Bannon Lakes Community Development District Special Assessment RB for St. Johns County Series 2016 (NR/NR)
35,000	4.500	11/01/2025	35,153
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
175,000	5.000	11/01/2036	178,497
305,000	5.000	11/01/2048	300,346
Bannon Lakes Community Development District Special Assessment RB Series 2022 (NR/NR)
350,000	3.300	05/01/2032	328,681
1,385,000	4.000	05/01/2042	1,237,032
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (NR/A)
525,000	4.250	05/01/2029	530,556
465,000	4.500	05/01/2035	467,073
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
305,000	4.500	05/01/2025	305,627
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (NR/BBB+)
125,000	2.750	05/01/2024	124,831
90,000	3.000	05/01/2025	88,024
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (NR/A+)
325,000	3.500	05/01/2024	324,767
340,000	3.500	05/01/2025	336,828
350,000	3.500	05/01/2026	345,919
365,000	3.500	05/01/2027	359,888
Bellagio Community Development District Special Assessment Bonds Series 2016 (NR/BBB)
170,000	3.000	11/01/2025	163,939
Belmond Reserve Community Development District Special Assessment Bonds Series 2020 (NR/NR)
425,000	2.625	05/01/2025	418,912
1,075,000	3.250	05/01/2030	1,040,306
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
130,000	2.500	12/15/2025	126,790
325,000	3.125	12/15/2030	310,813
Berry Bay Community Development District Special Assessment RB Series 2023 (NR/NR)
1,130,000	5.500	05/01/2043	1,164,130
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
50,000	3.000	06/15/2025	49,250
465,000	3.250	06/15/2030	436,211
Blue Lake Community Development District Special Assessment Bonds Series 2019 (NR/NR)
85,000	3.500	06/15/2024	84,874
1,000,000	4.000	06/15/2032	972,116

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Boggy Branch Community Development District Special Assessment Series 2021 (NR/NR)
$190,000	2.500%	05/01/2026	$183,129
455,000	3.000	05/01/2031	415,935
Botaniko Community Development District Special Assessment Bonds Series 2020 (NR/NR)
165,000	2.875	05/01/2025	162,208
1,130,000	3.250	05/01/2031	1,051,228
500,000	3.625	05/01/2040	425,081
Bradbury Community Development District City of Haines City, Florida Special Assessment Bonds, Series 2023 (NR/NR)
750,000	4.375	05/01/2030	753,569
Bridgewalk Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2023 (NR/NR)
700,000	6.250	12/15/2043	740,076
Bridgewater Community Development District Special Assessment Bonds for Assessment Area One Project Series 2022 (NR/NR)
400,000	3.000	06/15/2032	357,243
1,095,000	3.250	06/15/2042	858,767
Bridgewater North Community Development District Capital Improvement RB Series 2022 (NR/NR)
1,000,000	4.000	05/01/2042	859,359
Brightwater Community Development District Special Assessment Bonds for Assessment Area One Series 2021 (NR/NR)
325,000	2.375	05/01/2026	312,777
500,000	2.850	05/01/2031	450,903
Brookstone Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
265,000	4.375	05/01/2027	265,532
350,000	4.750	05/01/2032	354,670
Broward County Port Facilities RB Series 2019A (A1/A)
1,005,000	5.000	09/01/2037	1,088,023
1,050,000	5.000	09/01/2038	1,129,410
Broward County Port Facilities RB Series 2019B (A1/A)
3,520,000	4.000	09/01/2039	3,539,200
4,700,000	4.000	09/01/2049	4,324,256
Broward County Port Facilities RB Series 2019B (AMT) (A1/A)
1,750,000	4.000	09/01/2044	1,695,604
Broward County Port Facilities RB Series 2022 (A1/NR)
4,960,000	5.250	09/01/2047	5,319,376
3,000,000	5.500	09/01/2052	3,235,452
Buckhead Trails Community Development District Special Assessment Bonds for Manatee County Project Series 2022 (NR/NR)
325,000	4.750	05/01/2027	325,899
400,000	5.250	05/01/2032	408,474
Buckhead Trails Community Development District Special Assessment Bonds for Manatee County Project Series 2024 (NR/NR)
600,000	4.700	05/01/2031	600,229
450,000	5.600	05/01/2044	450,345
Buena Lago Community Development District Capital Improvement RB Series 2022 (NR/NR)
665,000	5.250	05/01/2042	681,436
Campo Bello Community Development District Special Assessment Bonds Series 2019 (NR/NR)
50,000	3.250	12/15/2024	49,669
1,280,000	3.500	12/15/2030	1,207,961

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (Ba2/NR)
$28,215,000	5.250	%(d)	12/01/2058	$27,451,426
Capital Trust Agency, Inc. RB for AcadeMir Charter School West Series 2021 A-2 (Ba2/NR)
610,000	4.000	(d)	07/01/2041	510,659
760,000	4.000	(d)	07/01/2051	577,148
Capital Trust Agency, Inc. RB for Imagine Charter School at North Manatee Series 2021 A (NR/NR)
230,000	3.250	(d)	06/01/2031	203,322
Capital Trust Agency, Inc. RB for Imagine-Pasco County LLC Series 2020 A (Ba2/NR)
320,000	3.000	(d)	12/15/2029	290,948
645,000	5.000	(d)	12/15/2039	621,169
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (Ba2/NR)
900,000	4.000	(d)	12/01/2028	876,046
1,375,000	5.250	(d)	12/01/2043	1,371,554
Capital Trust Agency, Inc. RB for WFCS Holdings LLC Series 2020 A-1 (NR/NR)
880,000	4.500	(d)	01/01/2035	840,172
Capital Trust Authority Educational Facilities Revenue Refunding Bonds Southeastern University Inc Project Series 2023A (NR/BB)
2,500,000	6.000	(d)	05/01/2043	2,525,982
2,500,000	6.250	(d)	05/01/2048	2,534,385
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (NR/A-)
558,000	4.250		05/01/2031	559,670
Caymas Community Development District Capital Improvement RB, Series 2024 (Assessment Area One) (NR/NR)
800,000	5.300	(d)(h)	05/01/2044	798,004
Celebration Community Development District Special Assessment for Assessment Area One Project Series 2021 (NR/NR)
70,000	2.250		05/01/2026	67,642
Center Lake Ranch West Community Development District Capital Improvement RB for Assessment Area One Series 2023 (NR/NR)
1,500,000	5.750		05/01/2043	1,550,930
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (NR/BBB)
110,000	3.500		11/01/2025	107,538
115,000	3.500		11/01/2026	111,816
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
245,000	2.500		05/01/2024	244,602
250,000	3.000		05/01/2025	244,216
255,000	3.000		05/01/2026	246,549
630,000	4.250		05/01/2037	611,242
Century Gardens Community Development District Special Assessment Bonds Series 2019 (NR/NR)
34,000	3.875	(d)	11/01/2024	33,935
189,000	4.200	(d)	11/01/2029	189,309
750,000	5.000	(d)	11/01/2049	733,029
Century Park South Community Development District Special Assessment Bonds Series 2020 (NR/NR)
60,000	3.000		05/01/2025	59,097
625,000	3.375		05/01/2031	583,400
590,000	3.750		05/01/2040	509,387

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
CFM Community Development District Special Assessment Bonds Series 2021 (NR/NR)
$180,000	2.400%		05/01/2026	$173,185
650,000	2.875		05/01/2031	585,701
740,000	3.350		05/01/2041	598,617
Chapel Creek Community Development District Special Assessment Series 2021 (NR/NR)
230,000	2.500	(d)	05/01/2026	221,878
220,000	3.000	(d)	05/01/2031	200,319
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)
235,000	2.625	(d)	05/01/2025	230,861
Charles Cove Community Development District Special Assessment bond Series 2020 (NR/NR)
360,000	3.750		05/01/2030	346,138
975,000	4.250		05/01/2040	900,040
Charles Cove Community Development District Special Assessment RB Series 2021 (NR/NR)
1,430,000	3.250		05/01/2041	1,134,898
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (NR/NR)
1,250,000	5.500	(d)	10/01/2036	1,264,722
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2019 (NR/NR)
800,000	5.000	(d)	10/01/2029	818,911
1,000,000	5.000	(d)	10/01/2034	1,023,690
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A1/A+)
1,000,000	4.000		10/01/2034	1,006,663
City of Fort Lauderdale, Florida Series 2023B (Prospect Lake Water Treatment Plant Project) (Aa1/AA+)
17,250,000	5.500		09/01/2053	19,567,027
City of Palmetto Educational Facilities Refunding RB Series 2022A (NR/BBB-)
2,000,000	5.125		06/01/2042	2,056,314
950,000	5.250		06/01/2052	966,958
City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (NR/NR)
1,425,000	3.250		09/01/2025	1,397,394
City of Pompano Beach RB Series 2021B-2 (NR/NR)
1,865,000	1.450		01/01/2027	1,722,682
City of Tampa RB for H Lee Moffitt Cancer Center & Research Institute Obligated Group Series 2020 B (A2/A)
900,000	4.000		07/01/2038	910,105
750,000	5.000		07/01/2040	802,318
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (NR/NR)
415,000	5.000		01/01/2037	412,649
1,485,000	5.000		01/01/2047	1,365,695
1,395,000	5.000		01/01/2052	1,250,663
City of West Palm Beach Utility System RB Series 2017 A (Aa2/AA+)
15,000,000	5.000		10/01/2042	15,676,791
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (A1/AA)
5,000,000	0.000	(g)	05/01/2038	4,767,508

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Coco Palms Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)
$50,000	3.625	%(d)	06/15/2024	$49,938
295,000	4.000	(d)	06/15/2029	292,994
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
620,000	5.375		05/01/2036	620,513
Coddington Community Development District Capital Improvement RB Series 2022 (NR/NR)
615,000	5.750		05/01/2042	643,160
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (NR/A)
900,000	2.500		05/01/2024	898,609
925,000	2.750		05/01/2025	903,684
915,000	3.000		05/01/2026	884,850
980,000	3.200		05/01/2027	945,339
1,015,000	3.250		05/01/2028	990,272
1,500,000	3.750		05/01/2046	1,320,787
Connerton East Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,580,000	5.250		06/15/2043	1,628,717
Cope’s Landing Community Development District Capital Improvement RB 2023 Project Area Series 2023 (NR/NR)
1,225,000	5.750		05/01/2043	1,283,231
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
45,000	3.200		12/15/2024	44,760
600,000	3.500		12/15/2029	581,951
325,000	4.000		12/15/2039	294,536
Coral Bay Community Development District Capital Improvement RB Series 2022 (NR/NR)
315,000	4.750		05/01/2032	321,055
250,000	5.500		05/01/2042	254,061
Coral Creek Community Development District Special Assessment RB for Charlotte County Project Series 2024 (NR/NR)
1,470,000	4.600		05/01/2031	1,478,473
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
105,000	2.750		05/01/2025	103,317
Coral Lakes Community Development District Special Assessment Bonds for Assessment Area One Project Series 2024 (NR/NR)
505,000	4.625		11/01/2031	509,304
Cordoba Ranch Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
940,000	3.000		05/01/2031	888,077
820,000	3.000		05/01/2037	700,098
Corkscrew Crossing Community Development District Special Assessment Bonds Series 2023 (NR/NR)
675,000	5.100		05/01/2043	675,457
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)
350,000	4.500	(d)	11/01/2028	351,661
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (NR/BBB+)
133,000	3.250		05/01/2024	132,859
138,000	3.500		05/01/2025	135,904
143,000	3.625		05/01/2026	140,979

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (NR/AA)
$205,000	3.375%		05/01/2024	$204,839
215,000	3.500		05/01/2025	213,129
210,000	4.125		05/01/2035	210,774
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (A1/A)
3,045,000	5.000		09/01/2035	3,257,208
1,610,000	4.000		09/01/2036	1,639,928
County of Miami-Dade Aviation RB Series 2019 A (NR/A)
4,500,000	4.000		10/01/2044	4,314,517
6,000,000	5.000		10/01/2044	6,214,166
County of Osceola Transportation RB Refunding Series 2019 A-1 (NR/BBB+)
475,000	5.000		10/01/2027	500,566
525,000	5.000		10/01/2028	561,543
450,000	5.000		10/01/2029	487,726
770,000	5.000		10/01/2030	833,547
365,000	5.000		10/01/2031	394,723
415,000	5.000		10/01/2032	448,297
350,000	5.000		10/01/2033	377,500
265,000	5.000		10/01/2034	284,996
435,000	5.000		10/01/2035	465,352
600,000	5.000		10/01/2036	636,792
525,000	5.000		10/01/2037	553,273
805,000	5.000		10/01/2038	844,778
1,000,000	5.000		10/01/2039	1,045,397
3,160,000	5.000		10/01/2049	3,237,735
County of Osceola Transportation RB Refunding Series 2019 A-2 (NR/BBB+)
155,000	0.000	(f)	10/01/2025	145,174
275,000	0.000	(f)	10/01/2026	247,118
360,000	0.000	(f)	10/01/2027	310,887
500,000	0.000	(f)	10/01/2028	414,811
700,000	0.000	(f)	10/01/2029	556,378
Creek Preserve Community Development District Special Assessment RB Series 2019 (NR/NR)
120,000	3.875	(d)	11/01/2024	119,762
740,000	4.250	(d)	11/01/2030	736,614
Creek Preserve Community Development District Special Assessment RB Series 2020 (NR/NR)
100,000	3.125	(d)	11/01/2030	91,662
Creekview Community Development District Special Assessment RB Series 2022 (NR/NR)
450,000	3.875		05/01/2027	445,803
755,000	4.250		05/01/2032	750,502
2,185,000	4.625		05/01/2042	2,101,900
Cross Creek North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
2,000,000	4.250		05/01/2042	1,874,876
Cross Creek North Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,040,000	5.125		05/01/2043	1,050,103
Crossings at Fleming Island Community Development District Special Assessment RB Refunding Senior Lien Series 2014 A-1 (NR/NR)
385,000	4.000		05/01/2024	384,508

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Crystal Cay Community Development District Special Assessment for 2021 Project Series 2021 (NR/NR)
$140,000	2.250%		05/01/2026	$135,166
400,000	2.700		05/01/2031	367,039
Cypress Bay West Community Development District Capital Improvement RB for Assessment Area One Series 2023 (NR/NR)
675,000	4.625		05/01/2030	680,689
600,000	5.250		05/01/2043	607,317
Cypress Mill Community Development District Special Assessment Bonds for Bank Qualified 2023 Project Series 2023 (NR/BBB)
950,000	5.000		05/01/2053	940,163
Cypress Mill Community Development District Special Assessment for Area Two Project Series 2020 (NR/NR)
290,000	2.625		06/15/2025	284,359
615,000	3.000		06/15/2031	560,924
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)
105,000	2.625	(d)	05/01/2025	103,241
295,000	3.250	(d)	05/01/2030	277,162
Cypress Park Estates Community Development District Special Assessment Bonds Series 2022 (NR/NR)
180,000	4.375		05/01/2027	179,635
350,000	4.750		05/01/2032	353,146
450,000	5.000		05/01/2042	441,297
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)
730,000	4.500	(d)	11/01/2028	736,935
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
2,385,000	5.400		05/01/2039	2,465,398
Deerbrook Community Development District Pasco County, Florida Special Assessment Bonds, Series 2023 2023 Project (NR/NR)
1,095,000	5.250		05/01/2043	1,109,949
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
1,670,000	5.300		05/01/2039	1,709,155
Del Webb Oak Creek Community Development District Special Assessment Bonds Series 2023 (NR/NR)
500,000	4.125		05/01/2030	501,860
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
155,000	3.250		05/01/2030	147,238
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,890,000	4.600	(d)	05/01/2028	1,908,456
745,000	4.250	(d)	12/15/2028	746,305
2,395,000	4.750	(d)	12/15/2038	2,383,887
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (NR/AA)
690,000	3.750		05/01/2034	693,069
955,000	4.000		05/01/2037	964,849
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)
225,000	2.375	(d)	05/01/2026	217,962
470,000	3.000	(d)	05/01/2032	446,560

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
DW Bayview Community Development District Special Assessment Bonds for Manatee County Series 2022 (NR/NR)
$175,000	4.500%		05/01/2032	$178,727
500,000	5.125		05/01/2042	510,664
Eagle Hammock Community Development District Special Assessment Bonds Series 2022 (NR/NR)
105,000	4.375		05/01/2027	105,303
Eagle Pointe Community Development District Special Assessment Bonds Series 2020 (NR/NR)
125,000	3.000	(d)	05/01/2025	123,381
440,000	3.625	(d)	05/01/2031	416,135
East 547 Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
75,000	2.500		05/01/2026	72,340
270,000	3.000		05/01/2031	245,999
440,000	3.300		05/01/2041	354,307
East 547 Community Development District Special Assessment Bond for Assessment Area Two Project Series 2023 (NR/NR)
650,000	6.250		05/01/2043	686,784
East Bonita Beach Road Community Development District Special Assessment Bonds for Assessment Area Two Series 2021 (NR/NR)
305,000	2.250		05/01/2026	293,880
460,000	3.000		05/01/2032	431,226
East Homestead Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)
50,000	3.750		11/01/2024	49,905
East Homestead Community Development District Special Assessment Expansion Bonds Area Project Series 2019 (NR/NR)
280,000	4.125		11/01/2029	279,716
Eden Hills Community Development District Special Assessment Bonds Series 2022 (NR/NR)
355,000	3.250		05/01/2027	349,256
530,000	3.625		05/01/2032	511,235
780,000	4.000		05/01/2042	701,377
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
65,000	2.750		05/01/2025	64,107
110,000	3.250		05/01/2030	107,131
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
295,000	2.500		05/01/2026	283,457
700,000	3.100		05/01/2031	637,537
Edgewater East Community Development District Special Assessment RB Series 2022 (NR/NR)
855,000	3.000		05/01/2027	814,922
1,875,000	3.375		05/01/2032	1,716,478
1,875,000	4.000		05/01/2042	1,611,298
Enbrook Community Development District Special Assessment Series 2020 (NR/NR)
430,000	3.000	(d)	05/01/2030	396,226
Entrada Community Development District Capital Improvement RB Series 2023 (NR/NR)
730,000	4.875		05/01/2033	751,490
500,000	5.600		05/01/2043	521,600

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Entrada Community Development District Special Assessment Bond Series 2021 (NR/NR)
$375,000	2.625	%(d)	05/01/2031	$347,201
1,860,000	3.125	(d)	05/01/2041	1,613,829
Epperson North Community Development District Capital Improvement RB Series 2021A (NR/NR)
125,000	2.450		11/01/2026	119,382
315,000	3.100		11/01/2031	283,899
Epperson North Community Development District Special Assessment for Assessment Area #2 Series 2021 (NR/NR)
130,000	2.500		05/01/2026	125,163
325,000	3.000		05/01/2031	293,687
335,000	3.500		05/01/2041	271,700
Escambia County Health Facilities Authority Health Care Facilities RB Series 2020A (Baa2/BBB)
3,705,000	4.000		08/15/2045	3,310,980
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (Baa2/BBB)
1,360,000	5.000		08/15/2031	1,442,584
3,140,000	5.000		08/15/2032	3,329,555
355,000	5.000		08/15/2033	375,353
2,045,000	5.000		08/15/2034	2,154,396
2,595,000	5.000		08/15/2035	2,719,063
9,500,000	5.000		08/15/2036	9,876,880
4,080,000	5.000		08/15/2040	4,165,994
Escambia County International Paper Company Environmental Improvement Revenue Refunding Bonds Series 2019B (Baa2/ BBB)
400,000	2.000	(a)(b)	11/01/2033	395,791
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
465,000	3.250		11/01/2025	458,302
1,375,000	3.625		11/01/2030	1,298,826
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-2 (NR/NR)
15,000	3.250		11/01/2025	14,784
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)
70,000	4.125	(d)	11/01/2024	69,950
445,000	4.250	(d)	11/01/2029	446,215
Everlands Community Development District Special Assessment Bonds for Assessment Area Two – 2024 Project Area Series 2024 (NR/NR)
850,000	4.400		06/15/2031	853,313
Fallschase Community Development District Special Assessment Bonds for Leon County Series 2021 (NR/NR)
1,000,000	4.000		05/01/2052	816,737
Fallschase Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,030,000	2.625		05/01/2026	996,165
1,220,000	3.125		05/01/2031	1,117,231
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
1,875,000	4.250		05/01/2029	1,882,436
3,045,000	5.000		05/01/2035	3,118,789

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Finley Woods Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
$355,000	3.500%		05/01/2030	$336,511
165,000	4.000		05/01/2040	147,777
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA)
1,450,000	2.750		11/01/2035	1,255,325
Florida Development Finance Corp. Educational Facilities RB Series 2022A (Ba3/NR)
1,265,000	5.000	(d)	07/01/2032	1,213,690
3,000,000	5.375	(d)	07/01/2042	2,771,563
Florida Development Finance Corp. Educational RB for Cornerstone Charter Academy Project Series 2022 (NR/BB+)
2,005,000	5.000	(d)	10/01/2042	1,964,715
Florida Development Finance Corp. RB for Brightline Florida Passenger Rail Expansion Project Series 2023C (NR/NR)
10,750,000	8.250	(a)(b)(d)(h)	07/01/2057	10,746,575
Florida Development Finance Corp. RB for Brightline Passenger Rail Expansion Project Series 2023C (NR/NR)
10,750,000	8.000	(a)(b)(d)	07/01/2057	11,395,000
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)
1,455,000	4.000	(d)	06/01/2030	1,325,023
Florida Development Finance Corp. RB for Imagine School at
Broward Series 2019 A (Baa3/NR)
425,000	4.000	(d)	12/15/2029	414,993
725,000	5.000	(d)	12/15/2034	741,102
770,000	5.000	(d)	12/15/2039	774,794
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)
1,675,000	5.125	(d)	06/01/2040	1,511,685
Florida Development Finance Corp. RB for River City Education Obligated Group Series 2021 A (Baa3/NR)
320,000	4.000		07/01/2035	311,915
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
405,000	4.000		06/01/2030	381,462
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (NR/NR)
14,700,000	7.375	(d)	01/01/2049	15,319,011
Florida Development Finance Corp. RB Refunding for Glenridge on Palmer Ranch Obligated Group Series 2021 (NR/NR)
275,000	5.000	(d)	06/01/2031	271,403
200,000	5.000	(d)	06/01/2035	193,832
Florida Development Finance Corp. RB Refunding for Global Outreach Charter Academy Obligated Group Series 2021 A (B1/NR)
630,000	4.000	(d)	06/30/2036	551,685
660,000	4.000	(d)	06/30/2041	536,535
Florida Development Finance Corp. RB Refunding for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/ NR)
415,000	4.000	(d)	06/01/2026	402,191
Florida Development Finance Corp. RB Refunding for Nova Southeastern University, Inc. Series 2020 A (A3/A-)
300,000	5.000		04/01/2027	312,726
250,000	5.000		04/01/2029	268,849

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Florida Development Finance Corp. RB Refunding for Renaissance Charter School, Inc. Series 2020 C (NR/NR)
$470,000	4.000	%(d)	09/15/2030	$446,077
1,050,000	5.000	(d)	09/15/2040	986,025
Florida Development Finance Corp. Surface Transportation Facility RB for Brightline Florida Passenger Rail Project Series 2019A-2 (NR/NR)
1,525,000	6.250	(a)(b)(d)	01/01/2049	1,525,323
Florida Development Finance Corp. Surface Transportation Facility RB for Virgin Trains USA Passenger Rail Project Series 2019A (NR/NR)
20,465,000	6.500	(a)(b)(d)	01/01/2049	20,471,262
Florida Development Finance Corp. Surface Transportation Facility RB Series 2019A (NR/NR)
9,090,000	6.375	(a)(b)(d)	01/01/2049	9,091,156
Florida Higher Educational Facilities Financial Authority RB for Florida Institute of Technology, Inc. Series 2019 (NR/BBB-)
350,000	5.000		10/01/2024	350,513
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)
2,000,000	4.500	(d)	06/01/2033	1,989,501
250,000	4.750	(d)	06/01/2038	241,969
4,500,000	5.000	(d)	06/01/2048	4,189,471
Florida Higher Educational Facilities Financial Authority RB for Ringling College of Art & Design, Inc. Series 2019 (NR/BBB)
2,000,000	5.000		03/01/2044	2,029,942
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (NR/ BBB)
2,750,000	5.000		03/01/2047	2,765,410
Florida Housing Finance Corp. Multifamily Mortgage RB for Brownsville Transit Village V 2024 Series B (GNMA COLL) (NR/AA+)
1,445,000	3.350	(a)(b)	10/01/2027	1,433,557
Florida Insurance Assistance Interlocal Agency Insurance Assessment RB Series 2023A-1 (A2/A)
8,795,000	5.000		09/01/2025	8,891,192
4,530,000	5.000		09/01/2026	4,674,504
3,305,000	5.000		09/01/2027	3,439,668
Flow Way Community Development District Special Assessment Bonds for Phase 5 Project Series 2016 (NR/NR)
1,540,000	4.875		11/01/2037	1,546,478
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
200,000	4.000		11/01/2028	199,020
1,065,000	5.000		11/01/2038	1,078,608
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
95,000	3.350		11/01/2024	94,486
1,785,000	4.125		11/01/2039	1,639,717
Forest Brooke Community Development District Special Assessment Subordinated Bonds Series 2019 A-2 (NR/NR)
465,000	3.750		11/01/2039	406,261
Forest Lake Community Development District Special Assessment for Assessment Area1 Series 2020 (NR/NR)
355,000	2.625	(d)	05/01/2025	349,220
495,000	3.250	(d)	05/01/2030	475,902

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Gracewater Sarasota Community Development District Special Assessment Bonds Series 2021 (NR/NR)
$615,000	2.950%	05/01/2031	$555,538
1,595,000	3.350	05/01/2041	1,285,509
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
530,000	4.250	05/01/2026	531,644
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
560,000	3.250	05/01/2025	554,268
1,360,000	4.000	05/01/2030	1,334,622
Grand Oaks Community Development District Special Assessment RB Series 2019 A (NR/NR)
100,000	3.750	11/01/2024	99,737
555,000	4.125	11/01/2029	554,097
1,195,000	4.750	11/01/2039	1,177,914
1,930,000	5.000	11/01/2050	1,877,648
Grand Oaks Community Development District Special Assessment RB Series 2021 (NR/NR)
215,000	3.200	11/01/2031	196,878
500,000	3.500	11/01/2041	409,360
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
435,000	2.500	05/01/2026	419,688
Grande Pines Community Development District Special Assessment RB for Assessment Area Two Series 2024 (NR/ NR)
515,000	4.650	05/01/2034	516,867
755,000	5.450	05/01/2044	759,079
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/ NR)
990,000	5.000	11/15/2036	990,236
Grove Resort Community Development District Special Assessment RB Series 2022 (NR/NR)
170,000	3.300	05/01/2032	155,518
440,000	3.550	05/01/2042	360,794
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
55,000	3.000	11/01/2024	54,660
1,195,000	3.500	11/01/2030	1,141,024
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
365,000	3.875	05/01/2026	362,210
Hacienda North Community Development District Special Assessment RB Series 2023 (NR/NR)
1,650,000	6.300	05/01/2043	1,771,313
Hamilton Bluff Community Development District Special Assessment Bonds, Series 2024 (Assessment Area One Project) (NR/NR)
1,000,000	4.700	05/01/2031	1,002,677
Hammock oaks Community Development District Special Assessment Area One Bonds Series 2023 (NR/NR)
700,000	5.625	05/01/2043	723,842
Hammock Reserve Community Development District Special Assessment Bonds Series 2022 (NR/NR)
375,000	4.200	05/01/2027	373,121
450,000	4.400	05/01/2032	449,698

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Hammock Reserve Community Development District Special Assessment Bonds Series 2022 (NR/NR) – (continued)
$585,000	4.700%	05/01/2042	$552,270
Hammock Reserve Community Development District Special Assessment for Assessment Area One Project Series 2020 (NR/NR)
220,000	2.625	05/01/2025	216,236
510,000	3.250	05/01/2030	487,397
Hammock Reserve Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/ NR)
125,000	2.375	05/01/2026	120,387
205,000	3.000	05/01/2031	187,152
Harbor Bay Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
290,000	3.100	05/01/2024	289,735
1,880,000	3.300	05/01/2029	1,804,673
365,000	3.700	05/01/2033	340,794
Harbor Bay Community Development District Special Assessment RB Series 2019 A-1 (NR/NR)
100,000	3.100	05/01/2024	99,909
1,140,000	3.300	05/01/2029	1,093,899
Harmony On Lake Eloise Community Development District City of Winter Haven, Florida Capital Improvement RB, Series 2023 Assessment Area One (NR/NR)
800,000	5.125	05/01/2043	813,033
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
265,000	4.000	05/01/2024	264,963
265,000	4.000	05/01/2025	265,213
140,000	4.000	05/01/2026	140,665
Hawkstone Community Development District Special Assessment Area 1 RB Series 2019 (NR/NR)
35,000	3.250	11/01/2024	34,821
400,000	3.500	11/01/2030	379,470
1,000,000	3.875	11/01/2039	897,798
Hawkstone Community Development District Special Assessment Area 2 RB Series 2019 (NR/NR)
125,000	3.625	11/01/2030	119,468
Hawkstone Community Development District Special Assessment RB Series 2021 (NR/NR)
270,000	2.600	05/01/2026	261,052
435,000	3.200	05/01/2031	401,274
1,000,000	3.450	05/01/2041	829,410
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
785,000	5.000	05/01/2034	810,003
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (NR/AA)
215,000	4.000	05/01/2024	214,983
225,000	4.000	05/01/2025	226,128
235,000	4.000	05/01/2026	238,423
240,000	4.000	05/01/2027	246,033
250,000	4.000	05/01/2028	256,953
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (NR/BBB)
605,000	3.500	05/01/2024	604,458
625,000	3.625	05/01/2025	618,430
650,000	3.750	05/01/2026	641,807

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (NR/BBB) – (continued)
$1,005,000	4.200%		05/01/2031	$1,002,435
1,000,000	4.350		05/01/2036	1,000,403
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (NR/AA)
365,000	2.500		05/01/2030	343,064
375,000	2.500		05/01/2031	348,570
300,000	3.000		05/01/2032	293,854
300,000	3.000		05/01/2033	289,572
245,000	3.000		05/01/2034	231,766
255,000	3.000		05/01/2035	240,129
260,000	3.000		05/01/2036	240,573
Higher Educational Facilities Financing Authority Educational Facilities Revenue Refunding Bonds for Saint Leo University Project Series 2019 (NR/BB)
1,700,000	5.000		03/01/2039	1,315,852
Highland Meadows West Community Development District Special Assessment for Assessment Area 2 Series 2020 A (NR/NR)
120,000	2.875		05/01/2025	118,078
200,000	3.250		05/01/2031	184,653
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
140,000	3.250		05/01/2031	129,257
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)
60,000	4.000	(d)	12/15/2024	59,942
550,000	4.250	(d)	12/15/2029	552,096
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area 7/7A Project Series 2019 (NR/NR)
20,000	3.375		11/01/2025	19,801
220,000	3.875		11/01/2031	212,492
300,000	4.200		11/01/2039	278,018
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR)
295,000	4.875		11/01/2027	299,392
865,000	5.375		11/01/2037	882,264
775,000	5.500		11/01/2047	783,833
Highlands Meadows II Community Development District Special
Assessment Bonds for Assessment Area Six Project Series 2017 (NR/NR)
60,000	4.875		11/01/2027	60,888
335,000	5.500		11/01/2047	338,818
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
790,000	4.000		11/01/2028	787,242
700,000	4.500		11/01/2038	677,716
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)
680,000	3.000	(d)	05/01/2025	671,053
1,020,000	3.500	(d)	05/01/2031	963,582

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2021 (NR/NR)
$250,000	2.800%		05/01/2031	$224,568
1,000,000	3.200		05/01/2041	794,270
Hillsborough County Aviation Authority Revenue Refunding Bonds Series 2015-A (NR/AA-)
6,275,000	5.000		10/01/2040	6,289,161
Holly Hill Road East Community Development District Special Assessment for Area 3 Project Series 2020 (NR/NR)
45,000	4.000		11/01/2025	44,876
165,000	4.500		11/01/2031	175,560
170,000	5.000		11/01/2041	181,347
Homestead 50 Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
747,000	3.000		05/01/2031	678,473
933,000	3.000		05/01/2037	765,446
Housing Finance Authority of Broward County Multifamily Housing RB for Pinnacle 441 Phase 2 Series 2023 (Aaa/NR)
1,705,000	4.050	(a)(b)	09/01/2056	1,711,944
Housing Finance Authority of Miami-Dade County Multifamily Housing RB for St. Mary Towers Apartments Series 2024 (HUD SECT 8) (Aaa/NR)
1,000,000	3.400	(a)(b)	04/01/2041	991,201
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
40,000	4.000	(d)	11/01/2024	39,947
210,000	5.000	(d)	11/01/2039	211,836
Island Lake Estates Community Development District 2023 Project Special Assessment Bonds Series 2023 (NR/NR)
1,360,000	5.750		12/15/2043	1,422,640
JEA Electric System RB 2008 D (A2/A/A-1)
12,615,000	4.600	(a)(b)	10/01/2038	12,615,000
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2017 A (NR/NR)
1,175,000	4.500	(d)	05/01/2038	1,137,546
1,855,000	4.625	(d)	05/01/2048	1,709,391
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
670,000	2.750		05/01/2031	597,944
765,000	3.125		05/01/2041	598,523
Kelly Park Community Development District (City of Apopka, Florida) Special Assessment Bonds, Series 2023 (Assessment Area One Project) (NR/NR)
915,000	6.000		11/01/2043	948,051
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
110,000	2.625		05/01/2025	108,197
155,000	3.000		05/01/2030	147,526
Kindred Community Development District II Special Assessment Bonds Series 2021 (NR/NR)
600,000	3.125		05/01/2041	520,590
Kindred Community Development District II Special Assessment RB Series 2023 (NR/NR)
640,000	4.900		05/01/2033	661,266
Kindred Community Development District Special Assessment Bond Series 2017 (NR/NR)
1,000,000	4.625		05/01/2037	992,190

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Kingman Gate Community Development District Special Assessment Bonds Series 2020 (NR/NR)
$305,000	2.750%		06/15/2025	$300,702
485,000	3.125		06/15/2030	472,542
375,000	4.000		06/15/2040	366,662
Kingman Gate Community Development District Special Assessment Bonds Series 2021 (NR/NR)
700,000	3.600		06/15/2041	648,074
Knightsbridge Community Development District Special Assessment Bonds Series 2024 (NR/NR)
245,000	4.250	(d)(h)	06/15/2031	243,935
Lake Deer Community Development District Special Assessment Bonds for Polk County Series 2022 (NR/NR)
350,000	4.500		05/01/2027	348,695
350,000	5.000		05/01/2032	350,344
1,030,000	5.500		05/01/2042	1,042,417
Lake Emma Community Development District Special Assessment Bonds for Assessment Area Two Series 2023 (NR/NR)
625,000	4.500	(d)	05/01/2030	628,910
550,000	5.250	(d)	05/01/2043	557,906
Lake Harris Community Development District 2023 Project Area Special Assessment Bonds Series 2023 (NR/NR)
200,000	4.700		05/01/2030	202,158
Lakeshore Ranch Community Development District Special Assessment Refunding Series 2019 A-2 (NR/NR)
355,000	3.500		05/01/2030	336,511
325,000	4.000		05/01/2035	309,630
Lakewood Park Community Development District Special Assessment Bonds Series 2023 (NR/NR)
625,000	5.625		05/01/2043	648,813
Lakewood Park Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
100,000	2.625		05/01/2026	96,715
125,000	3.200		05/01/2031	116,041
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
180,000	3.125		05/01/2025	178,086
370,000	3.400		05/01/2030	351,891
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)
445,000	2.500	(d)	05/01/2025	436,821
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
225,000	3.250		05/01/2029	214,954
200,000	3.850		05/01/2039	178,791
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Project - Phase 2C Series 2020 (NR/NR)
470,000	3.000		05/01/2030	433,895
750,000	3.500		05/01/2040	630,963
Lakewood Ranch Stewardship District Special Assessment for Sweetwater Project Series 2021 (NR/NR)
295,000	2.625		05/01/2031	261,723
1,000,000	3.100		05/01/2041	785,408
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
55,000	3.600		05/01/2024	54,972
285,000	3.800		05/01/2029	280,994

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for
Del Webb Project Series 2017 (NR/NR)
$420,000	4.300	%(d)	05/01/2027	$422,617
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)
5,000	2.900	(d)	05/01/2024	4,994
570,000	3.200	(d)	05/01/2029	546,451
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Phase 4 Project Series 2019 (NR/NR)
40,000	3.600		05/01/2024	39,980
225,000	3.800		05/01/2029	221,837
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
375,000	4.250		05/01/2025	375,332
1,605,000	4.875		05/01/2035	1,611,893
905,000	4.875		05/01/2045	891,206
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
735,000	4.625		05/01/2027	742,778
1,000,000	5.250		05/01/2037	1,019,295
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project - Phase 1A Series 2018 (NR/NR)
1,055,000	4.250		05/01/2028	1,058,420
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project - Phase 1B Series 2018 (NR/NR)
395,000	4.350		05/01/2024	395,049
1,970,000	4.750		05/01/2029	2,006,779
2,250,000	5.300		05/01/2039	2,306,444
Lakewood Ranch Stewardship District Special Assessment RB for Taylor Ranch Project Series 2023 (NR/NR)
2,500,000	6.125		05/01/2043	2,642,395
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/ NR)
210,000	4.250		05/01/2026	210,059
5,475,000	5.000		05/01/2036	5,539,112
3,945,000	5.125		05/01/2046	3,950,596
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/AA)
500,000	2.000		05/01/2028	461,955
500,000	2.000		05/01/2029	454,140
Lakewood Ranch Stewardship District Special Assessment RB Series 2021 (NR/NR)
425,000	3.000		05/01/2041	332,279
Lakewood Ranch Stewardship District Special Assessment Refunding for Northeast Sector Project - Phase 2B Series 2020 (NR/NR)
230,000	2.500	(d)	05/01/2025	225,820
440,000	3.200	(d)	05/01/2030	411,184
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)
145,000	3.500		05/01/2024	144,917
275,000	3.875		05/01/2029	272,038
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)
560,000	4.125	(d)	11/01/2028	560,604
250,000	4.750	(d)	11/01/2048	236,136

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (NR/AA-)
$375,000	3.000%		05/01/2024	$374,483
490,000	3.000		05/01/2025	478,362
500,000	3.000		05/01/2026	483,430
520,000	3.000		05/01/2027	499,262
535,000	3.000		05/01/2028	510,646
550,000	3.000		05/01/2029	523,545
1,605,000	3.000		05/01/2035	1,452,710
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
140,000	3.125		05/01/2024	139,879
535,000	3.375		05/01/2030	504,976
925,000	4.000		05/01/2038	848,444
Lawson Dunes Community Development District Special Assessment Bonds Series 2022 (NR/NR)
310,000	4.375		05/01/2027	310,114
435,000	4.750		05/01/2032	439,923
370,000	5.000		05/01/2042	371,694
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
330,000	3.500		05/01/2025	327,093
340,000	3.500		05/01/2026	335,303
Lee Memorial Health System Hospital Revenue & Revenue Refunding Bonds 2019 Series A-2 (A2/A+)
4,590,000	5.000	(a)(b)	04/01/2033	4,655,173
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
505,000	3.125		05/01/2025	499,172
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,270,000	5.000		05/01/2038	1,283,621
Longleaf Community Development District (NR/NR)
446,000	5.375		05/01/2030	446,175
Longleaf Community Development District Capital Improvement RB Series 2024 (NR/NR)
405,000	4.500	(d)	05/01/2031	407,938
LT Ranch Community Development District Capital Improvement RB Series 2022-1 (NR/NR)
100,000	5.300		05/01/2032	103,185
285,000	5.750		05/01/2042	295,792
460,000	5.900		05/01/2053	474,270
LT Ranch Community Development District Special Assessment Series 2019 (NR/NR)
400,000	3.000		05/01/2025	394,926
980,000	3.400		05/01/2030	926,253
1,420,000	4.000		05/01/2040	1,281,822
LTC Ranch West Residential Community Development District Special Assessment Bonds Series 2021 B (NR/NR)
1,100,000	3.250		05/01/2031	1,015,589
LTC Ranch West Residential Community Development District Special Assessment for Assessment Area One Project Series 2021 A (NR/NR)
275,000	2.500		05/01/2026	265,130
700,000	3.125		05/01/2031	641,034
775,000	3.450		05/01/2041	638,678

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Lucerne Park Community Development District Special Assessment Bonds Series 2019 (NR/NR)
$65,000	3.800%		05/01/2024	$64,977
290,000	4.000		05/01/2029	288,443
Lynwood Community Development District Special Assessment Bonds Series 2019 (NR/NR)
130,000	3.250		06/15/2024	129,744
885,000	3.625		06/15/2030	844,106
Mandarin Grove Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,365,000	6.625	(d)	05/01/2053	1,474,999
Mangrove Point Community Development District Capital Improvement RB Series 2022 (NR/NR)
350,000	4.000		05/01/2032	343,248
1,050,000	4.250		05/01/2042	960,931
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,000,000	4.750	(d)	11/01/2029	1,018,453
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (NR/A)
745,000	4.450		05/01/2030	745,315
Meadow View at Twin Creeks Community Development District Special Assessment Bonds Series 2021 (NR/NR)
505,000	3.000		05/01/2031	458,674
1,785,000	3.250		05/01/2041	1,416,638
Merrick Square Community Development District Capital Improvement RB Series 2023 (NR/NR)
750,000	5.400		05/01/2043	770,547
Miami Dade County Aviation Revenue Refunding Bonds Series 2015A (NR/A)
30,000,000	5.000		10/01/2038	30,295,728
Miami Dade County Aviation Revenue Refunding Bonds Series 2017B (AMT) (NR/A)
11,565,000	5.000		10/01/2040	11,895,111
Miami RB Refunding Parking System Series 2019 (BAM) (A1/ AA)
1,000,000	4.000		10/01/2038	1,004,989
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
1,000,000	4.750		11/01/2027	1,018,471
850,000	5.125		11/01/2039	864,828
2,350,000	5.250		11/01/2049	2,388,948
Miami-Dade County Aviation Revenue Refunding Bonds Series 2019A (NR/A)
2,225,000	5.000		10/01/2049	2,286,839
Miami-Dade County Capital Asset Acquisition Special Obligation Bonds Series 2023A (Aa2/AA)
3,770,000	5.000		04/01/2045	4,045,894
9,810,000	5.000		04/01/2048	10,429,741
Miami-Dade County IDA Educational Facilities RB for Academir Charter Schools Project Series 2022A (Ba2/NR)
430,000	5.000	(d)	07/01/2037	431,120
670,000	5.250	(d)	07/01/2042	669,163
Miami-Dade County Seaport Revenue Refunding Bonds Series 2021A (AGM) (A3/AA)
10,000,000	4.000		10/01/2041	9,813,710

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Miami-Dade County Seaport Revenue Refunding Bonds, Series 2022A (AMT) (A3/NR)
$2,715,000	5.250%		10/01/2052	$2,860,096
Miami-Dade County Water & Sewer Revenue System Bonds Series 2021 (BAM-TCRS) (Aa3/AA)
1,425,000	4.000		10/01/2051	1,387,310
Miami-Dade County, Florida Seaport RR Bonds, Series 2022A (AMT) (A3/NR)
2,030,000	5.000		10/01/2042	2,149,513
Midtown Miami Community Development District Special Assessment Revenue Refunding Bonds for Parking Garage Project Series 2014A (NR/NR)
4,500,000	5.000		05/01/2037	4,500,249
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
305,000	2.500		05/01/2026	293,343
740,000	3.125		05/01/2031	662,191
Miranda II Community Development District Capital Improvement RB Series 2022 (NR/NR)
635,000	4.625		05/01/2027	637,952
325,000	5.125		05/01/2032	334,746
Mitchell Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
65,000	3.125		12/15/2024	64,581
675,000	3.375		12/15/2030	640,493
1,500,000	4.000		12/15/2039	1,359,817
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
1,545,000	5.250		11/01/2035	1,551,537
New Port Tampa Bay Community Development District Special Assessment Bonds Series 2021 (NR/NR)
500,000	3.500		05/01/2031	469,377
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/NR)
20,000	3.125	(d)	05/01/2025	19,772
30,000	3.500	(d)	05/01/2031	28,270
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/A)
125,000	3.500	(d)	05/01/2026	121,888
130,000	3.500	(d)	05/01/2027	126,354
135,000	3.500	(d)	05/01/2028	131,778
140,000	3.500	(d)	05/01/2029	136,598
700,000	3.500	(d)	05/01/2038	636,302
North AR-1 Pasco Community Development District Capital Improvement RB for Assessment Area Four Series 2024 (NR/NR)
370,000	4.625		05/01/2031	370,983
500,000	5.450		05/01/2044	502,715
North AR-1 Pasco Community Development District Special Assessment Bonds Series 2021 (NR/NR)
200,000	2.625		05/01/2026	193,391
280,000	3.125		05/01/2031	257,374
North Loop Community Development District (City of Punta Gorda, Florida) Special Assessment Bonds, Series 2023 (NR/NR)
250,000	5.625		05/01/2030	258,665
525,000	6.375		05/01/2043	562,676

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
North Park Isle Community Development District Special Assessment RB Series 2021 (NR/NR)
$280,000	2.450%		11/01/2026	$267,119
500,000	3.000		11/01/2031	452,400
North Powerline Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)
215,000	5.250	(d)	05/01/2032	217,699
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
265,000	2.625		05/01/2025	260,174
495,000	3.125		05/01/2030	459,688
430,000	3.625		05/01/2040	366,462
North Sumter County Utility Dependent District RB for Central Sumter Utility Series 2019 (BAM) (NR/AA)
655,000	5.000		10/01/2030	720,158
575,000	5.000		10/01/2031	632,243
1,025,000	5.000		10/01/2033	1,125,269
1,205,000	5.000		10/01/2034	1,320,934
1,000,000	5.000		10/01/2036	1,086,853
1,975,000	5.000		10/01/2037	2,133,307
2,075,000	5.000		10/01/2038	2,230,702
2,180,000	5.000		10/01/2039	2,336,099
2,630,000	5.000		10/01/2044	2,768,914
Ocala Preserve Community Development District Capital Improvement RB Series 2023 (NR/NR)
325,000	4.875		05/01/2030	330,102
Old Hickory Community Development District Special Assessment Bonds Series 2020 (NR/NR)
115,000	2.500		06/15/2025	112,858
300,000	3.000		06/15/2030	282,706
315,000	4.000		06/15/2040	285,832
Orange Blossom Groves Community Development District Special Assessment Bonds Series 2023 (NR/NR)
400,000	4.250		06/15/2030	403,970
585,000	5.250		06/15/2043	603,038
Orange Blossom Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
195,000	3.700		05/01/2024	194,914
825,000	4.100		05/01/2029	825,162
Orlando Utilities Commission RB Series 2021 B (Aa2/AA)
4,325,000	1.250	(a)(b)	10/01/2046	3,786,585
Osceola Chain Lakes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.250		05/01/2025	99,029
350,000	3.500		05/01/2030	332,308
Osceola County Expressway System Senior Lien Convertible Capital Appreciation RB Series 2014B-2 (NR/NR)
5,000,000	0.000	(c)(g)	10/01/2031	5,905,398
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2016 (NR/NR)
3,280,000	5.875		11/01/2037	3,407,127
3,495,000	6.000		11/01/2047	3,604,651
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)
640,000	4.875	(d)	11/01/2028	651,735
Osceola County Transportation Improvement & Refunding RB Series 2019A-1 (NR/BBB+)
400,000	5.000		10/01/2026	414,499

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Osceola Village Center Community Development District Special Assessment Bond Series 2021 (NR/NR)
$120,000	2.375	%(d)	05/01/2026	$115,467
180,000	2.875	(d)	05/01/2031	162,500
365,000	3.300	(d)	05/01/2041	293,551
Palermo Community Development District Special Assessment Bonds Series 2023 (NR/NR)
600,000	4.125		06/15/2030	602,977
950,000	5.000		06/15/2043	959,706
Palm Beach County Educational Facilities Authority RB Palm Beach Atlantic University, Inc. Series 2024 (NR/NR)
4,000,000	5.000		10/01/2034	4,515,492
1,810,000	5.000		10/01/2043	1,926,293
Palm Beach County Health Facilities Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 B (NR/NR)
250,000	4.000		11/15/2041	240,193
1,030,000	5.000		11/15/2042	1,078,960
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (NR/NR)
2,300,000	4.000		05/15/2053	1,657,928
1,825,000	5.000		05/15/2053	1,584,077
Palm Beach County Health Facilities Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2021 C (NR/NR)
615,000	4.000		05/15/2030	585,698
8,190,000	4.000		05/15/2036	7,334,609
Palm Beach County Health Facilities Authority RB Refunding for Lifespace Communities, Inc. Series 2023 C (NR/NR)
945,000	7.500		05/15/2053	1,040,982
Palm Coast Park Community Development District Special Assessment Bond for Somerset at Palm Coast Park, Series 2023 (NR/NR)
910,000	4.700		05/01/2033	922,656
400,000	5.400		05/01/2043	408,942
Palm Coast Park Community Development District Special Assessment Bonds Series 2021 (NR/NR)
275,000	2.800		05/01/2031	246,869
730,000	3.125		05/01/2041	571,140
Palm Coast Park Community Development District Special Assessment for Assessment Area One Series 2019 (NR/NR)
85,000	3.400		05/01/2025	84,260
245,000	3.750		05/01/2030	236,451
965,000	4.150		05/01/2040	886,770
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (NR/A)
215,000	3.500		11/01/2025	212,517
225,000	3.500		11/01/2026	221,965
230,000	3.500		11/01/2027	226,743
240,000	3.500		11/01/2028	236,184
Palm Glades Community Development District Special Assessment Bonds Series 2020 (NR/NR)
785,000	4.000	(d)	05/01/2050	649,118
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (NR/A)
350,000	3.750		05/01/2031	346,523
1,045,000	4.000		05/01/2036	1,047,074

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (NR/BBB-)
$205,000	4.000%	05/01/2027	$204,285
3,575,000	5.000	05/01/2039	3,605,267
Park East Community Development District Special Assessment Bonds Series 2021 (NR/NR)
655,000	2.875	11/01/2031	578,401
1,155,000	3.150	11/01/2041	897,962
Parkland Preserve Community Development District Special Assessment RB Series 2019 A (NR/NR)
65,000	4.500	05/01/2024	65,013
465,000	4.750	05/01/2030	471,702
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
625,000	3.125	05/01/2030	580,076
800,000	3.750	05/01/2040	690,120
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (NR/A-)
345,000	4.250	05/01/2031	346,844
1,030,000	4.500	05/01/2038	1,017,305
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (NR/BBB)
265,000	4.000	05/01/2026	262,859
275,000	4.000	05/01/2027	273,208
285,000	4.125	05/01/2028	284,822
Parrish Lakes Community Development District Capital Improvement RB for Special Assessment Area Two Series 2023A (NR/NR)
400,000	4.625	05/01/2030	402,319
515,000	5.375	05/01/2043	521,807
Parrish Lakes Community Development District Capital Improvement RB Series 2023 (NR/NR)
495,000	4.000	05/01/2030	489,984
Parrish Plantation Community Development District Special Assessment Bonds Series 2021 (NR/NR)
195,000	2.500	05/01/2026	188,427
335,000	3.125	05/01/2031	308,261
Pasco Community Development District Capital Improvement RB Series 2021A (NR/NR)
100,000	2.625	05/01/2026	96,696
260,000	3.250	05/01/2031	240,944
760,000	3.550	05/01/2041	634,391
Pasco County Capital Improvement Cigarette Tax Allocation Bonds Series 2023A (AGM) (A1/AA)
480,000	5.250	09/01/2035	556,838
500,000	5.250	09/01/2036	576,009
250,000	5.500	09/01/2037	289,990
210,000	5.500	09/01/2038	241,891
3,665,000	5.750	09/01/2054	4,118,182
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (NR/A-)
440,000	4.000	05/01/2024	439,702
475,000	4.000	05/01/2026	474,338
515,000	4.000	05/01/2028	518,826
1,315,000	4.500	05/01/2031	1,336,956
Peace Creek Community Development District Special Assessment Bonds Series 2023 (NR/NR)
450,000	4.250	06/15/2030	453,034

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (NR/A-)
$1,330,000	4.500%		11/01/2033	$1,330,523
Pine Isle Community Development District Special Assessment Bonds Series 2021 (NR/NR)
225,000	3.000	(d)	12/15/2031	214,520
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-1 (AGM) (NR/AA)
545,000	2.000		05/01/2028	494,619
555,000	2.000		05/01/2029	495,777
565,000	2.125		05/01/2030	496,481
1,000,000	2.625		05/01/2034	870,386
990,000	2.800		05/01/2037	823,011
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-2 (NR/NR)
285,000	2.750		05/01/2025	280,633
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
1,900,000	5.000		07/01/2029	1,950,798
Portico Community Development District Special Assessment Bonds Series 2020-2 (NR/NR)
40,000	2.875		05/01/2025	39,362
170,000	3.250		05/01/2031	157,326
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
855,000	2.800		05/01/2025	840,699
3,330,000	3.200		05/01/2031	3,081,387
1,875,000	3.500		05/01/2037	1,641,443
Preserve At Savannah Lakes Community Development District Special Assessment Bonds Phase 1 Series 2024 (NR/NR)
250,000	4.600		05/01/2031	251,439
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
275,000	4.750		11/01/2029	282,501
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
30,000	3.250		11/01/2024	29,842
555,000	3.500		11/01/2030	544,878
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
160,000	2.500		05/01/2026	155,752
Preston Cove Community Development District Special Assessment RB Series 2022 (NR/NR)
430,000	3.250		05/01/2027	417,864
1,820,000	4.000		05/01/2042	1,600,868
Prosperity Lakes Community Development District (Manatee County, Florida) Special Assessment Bonds, Series 2023 (Assessment Area One) (NR/NR)
690,000	5.875		12/15/2043	722,932
Quail Roost Community Development District Special Assessment for Expansion Area Project Series 2021 (NR/NR)
90,000	2.200		12/15/2026	86,064
485,000	2.700		12/15/2031	441,727
735,000	3.125		12/15/2041	594,579
Ranches At Lake Mcleod Community Development District Polk County, Florida Special Assessment Bonds, Series 2023 Assessment Area One (NR/NR)
625,000	5.250		06/15/2043	638,214

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Randal Park Community Development District Randal Walk Special Assessment RB Series 2018 (NR/NR)
$30,000	4.100	%(d)	05/01/2024	$29,997
185,000	4.500	(d)	05/01/2029	187,056
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
185,000	4.250		11/01/2025	185,189
Regal-Village Community Development District Capital Improvement Revenue Bonds Series 2024 (NR/NR)
370,000	4.250		05/01/2031	368,645
Reserve At Van Oaks Community Development District City of Auburndale, Florida Special Assessment Bonds, Series 2023 Series 2023 Project (NR/NR)
670,000	5.125		05/01/2043	682,390
Reunion East Community Development District Special Assessment Refunding Bonds for Osceola County Series 2015A (NR/NR)
325,000	5.000		05/01/2025	328,209
Reunion West Community Development District Special Assessment Bonds for Assessment Area 5 Project Series 2019 (NR/NR)
65,000	3.750		05/01/2024	64,982
425,000	4.000		05/01/2030	420,234
Reunion West Community Development District Special Assessment Refunding Bonds Series 2022 (NR/NR)
1,150,000	3.000		05/01/2036	1,002,323
Rhodine Road North Community Development District Special Assessment Bonds Series 2019 (NR/NR)
40,000	3.500		05/01/2024	39,978
405,000	4.000		05/01/2030	407,285
615,000	4.500		05/01/2040	605,934
610,000	4.750		05/01/2050	580,213
Rhodine Road North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
190,000	3.000		05/01/2032	177,738
400,000	3.300		05/01/2042	331,851
Ridge at Apopka Community Development District Special Assessment Bonds for Parcel Two Project Series 2023 (NR/ NR)
330,000	4.750		05/01/2030	331,867
Ridge at Apopka Community Development District Special Assessment Bonds Series 2022 (NR/NR)
365,000	4.750		05/01/2027	366,558
700,000	5.000		05/01/2032	712,608
Ridge at Health Brook Community Development District Capital Improvement RB Series 2023 (NR/NR)
145,000	4.375		05/01/2030	145,824
275,000	5.250		05/01/2043	280,762
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
2,390,000	4.000		05/01/2031	2,391,752
890,000	4.000		05/01/2035	889,882
River Glen Community Development District Special Assessment Bond for Assessment Area Two Series 2021 (NR/NR)
435,000	2.375		05/01/2026	418,318
600,000	3.000		05/01/2031	544,958

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
River Hall Community Development District (Lee County, Florida) Capital Improvement RB, Series 2023A (Assessment Area 4) (NR/NR)
$700,000	6.250%		05/01/2043	$740,794
River Hall Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
310,000	2.750		05/01/2025	304,559
690,000	3.250		05/01/2031	640,944
River Hall Community Development District Special Assessment Refunding Bonds Series 2021 A-2 (NR/NR)
80,000	3.000		05/01/2026	77,918
1,000,000	3.000		05/01/2031	913,854
1,000,000	3.000		05/01/2036	836,023
River Landing Community Development District Special Assessment Series 2020 A (NR/NR)
165,000	3.000		05/01/2025	162,915
475,000	3.600		05/01/2030	452,807
Rivers Edge II Community Development District Special Assessment Bond Series 2021 (NR/NR)
150,000	2.400		05/01/2026	144,321
300,000	3.000		05/01/2031	273,333
Rivers Edge III Community Development District Special Assessment Bond Series 2021 (NR/NR)
130,000	2.400	(d)	05/01/2026	125,178
300,000	3.000	(d)	05/01/2031	273,385
Rivington Community Development District Special Assessment RB Series 2022 (NR/NR)
4,065,000	4.000		05/01/2052	3,330,265
Rolling Hills Community Development District Capital Improvement and Refunding Bonds Series 2022A-2 (NR/NR)
1,000,000	3.650		05/01/2032	937,103
Rolling Hills Community Development District Capital Improvement RB Series 2022A-1 (NR/NR)
965,000	3.750		05/01/2042	810,271
Rolling Oaks Community Development District Special Assessment Bonds Series 2022 (NR/NR)
200,000	5.625	(d)	05/01/2029	203,414
830,000	6.250	(d)	05/01/2042	872,166
Rustic Oaks Community Development District Capital Improvement RB Series 2022 (NR/NR)
810,000	2.850		05/01/2027	769,743
1,100,000	3.200		05/01/2032	1,001,256
Rutland Ranch Community Development District Special Assessment Bonds Series 2021 (NR/NR)
410,000	3.400		11/01/2041	335,594
Rye Crossing Community Development District Capital Improvement RB Series 2023 (NR/NR)
820,000	5.000		05/01/2043	827,116
Rye Ranch Community Development District (Manatee County, Florida) Special Assessment Bonds, Series 2023 (Pod A 2023 Project Area) (NR/NR)
235,000	5.700		05/01/2030	243,237
1,000,000	6.500		05/01/2043	1,079,837
Rye Ranch Community Development District Special Assessment Bonds for Assessment Area One, Series 2023 (NR/NR)
660,000	5.750	(d)	11/01/2043	677,242
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2020 (NR/NR)
235,000	2.500		06/15/2025	230,238

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2020 (NR/NR) – (continued)
$320,000	3.000%		06/15/2030	$304,937
290,000	4.000		06/15/2040	275,353
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2022 (NR/NR)
215,000	2.625		12/15/2027	204,030
355,000	3.100		12/15/2032	329,597
Saltmeadows Community Development District Special Assessment Bonds Series 2022 (NR/NR)
585,000	5.250		05/01/2042	592,133
Sampson Creek Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
680,000	2.375		05/01/2035	584,023
1,425,000	2.625		05/01/2040	1,133,807
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)
145,000	3.375	(d)	06/15/2024	144,771
1,000,000	3.750	(d)	06/15/2031	956,619
Sandmine Road Community Development District Special Assessment Bonds Series 2021 (NR/NR)
450,000	3.000		11/01/2031	429,622
1,100,000	3.300		11/01/2041	962,764
Sandmine Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)
500,000	5.750		11/01/2042	526,238
Savanna Lakes Community Development District Lee County, Florida Special Assessment Bonds, Series 2023 Assessment Area One (NR/NR)
815,000	5.125	(d)	06/15/2043	830,207
Sawgrass Village Community Development District (Manatee County, Florida) Special Assessment Bonds, Series 2023 (Assessment Area Two) (NR/NR)
415,000	5.250		11/01/2030	423,248
Sawgrass Village Community Development District Manatee County, Florida Special Assessment Bonds, Series 2023 Series 2023 Project (NR/NR)
600,000	4.875		05/01/2030	605,400
1,260,000	5.500		05/01/2043	1,278,817
Sawgrass Village Community Development District Special Assessment Bonds Series 2023 (Assessment Area Two) (NR/ NR)
1,100,000	6.125		11/01/2043	1,153,625
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
335,000	2.750		05/01/2025	330,221
465,000	3.250		05/01/2030	452,499
560,000	3.750		05/01/2040	514,536
Scenic Terrace North Community Development District Special Assessment Bonds Series 2023 (NR/NR)
645,000	5.125		05/01/2030	654,984
Scenic Terrace South Community Development District (Town of Lake Hamilton, Florida) Special Assessment Bonds, Series 2023 (Series 2023 Project) (NR/NR)
400,000	6.500		11/01/2043	424,866
Scenic Terrace South Community Development District Special Assessment Bonds Series 2022 (NR/NR)
340,000	3.750		05/01/2027	334,879

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Scenic Terrace South Community Development District Special
Assessment Bonds Series 2022 (NR/NR) – (continued)
$565,000	4.125%		05/01/2032	$552,821
1,240,000	4.500		05/01/2042	1,161,416
Seaton Creek Reserve Community Development District City of Jacksonville, Florida Special Assessment Bonds, Series 2023 Assessment Area One (NR/NR)
725,000	5.250	(d)	06/15/2043	740,324
Sedona Point Community Development District Miami-Dade County, Florida Special Assessment Bonds, Series 2023 2023 Project (NR/NR)
600,000	5.000		06/15/2043	609,733
Seminole Improvement District Utilities RB for City of Westlake Series 2022 (NR/NR)
400,000	4.400		10/01/2027	400,613
550,000	5.000		10/01/2032	560,488
Seminole Palms Community Development District City of Palm Coast, Florida Special Assessment Bonds, Series 2023 2023 Project Area (NR/NR)
1,000,000	5.500		05/01/2043	1,025,086
Shadowlawn Community Development District Special Assessment Revenue Bonds Series 2024 (NR/NR)
3,300,000	4.700		05/01/2034	3,300,007
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)
70,000	4.000	(d)	11/01/2024	69,918
735,000	4.500	(d)	11/01/2029	741,406
Sherwood Manor Community Development District Special Assessment RB Series 2023 (NR/NR)
450,000	4.625		05/01/2030	454,597
725,000	5.500		05/01/2043	746,898
Shingle Creek at Bronson Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,000,000	3.500		06/15/2041	913,668
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
325,000	3.625		05/01/2024	324,849
1,895,000	4.000		05/01/2029	1,887,044
5,000,000	4.750		05/01/2039	4,932,838
Siena North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
160,000	3.300		06/15/2032	146,921
450,000	4.000		06/15/2042	395,500
Silver Oaks Community Development District Special Assessment Bonds Series 2024 (NR/NR)
1,000,000	5.550		05/01/2044	1,010,808
Silver Palms West Community Development District Special Assessment Bonds Series 2022 (NR/NR)
900,000	3.000		06/15/2032	818,057
1,905,000	3.250		06/15/2042	1,621,770
Silverlake Community Development District Special Assessment Bonds Series 2023 (NR/NR)
695,000	5.375		05/01/2043	718,419
Six Mile Creek Community Development District Capital Improvement & Refunding RB Series 2021 (NR/NR)
175,000	2.500		05/01/2026	169,095
325,000	3.100		05/01/2031	297,479

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/ NR)
$230,000	2.500%		05/01/2026	$222,017
720,000	3.000		05/01/2031	655,178
Six Mile Creek Community Development District Special Assessment Refunding for Area 2 Phase 3A Project Series 2020 (NR/NR)
145,000	3.125		11/01/2025	143,439
500,000	3.625		11/01/2031	501,978
300,000	4.125		11/01/2040	291,730
Six Mile Creek Community Development District St. Johns County, Florida Capital Improvement RB, Series 2023 2023 Project Area (NR/NR)
1,100,000	5.500		05/01/2043	1,125,992
Sorrento Pines Community Development District Lake County, Florida Special Assessment Bonds, Series 2023 Assessment Area One (NR/NR)
700,000	5.250		05/01/2043	712,618
South Creek Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
180,000	2.375		06/15/2026	173,732
175,000	2.875		06/15/2031	163,196
475,000	3.250		06/15/2041	395,328
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (NR/BBB)
435,000	3.250		05/01/2024	434,556
445,000	3.450		05/01/2025	436,394
465,000	3.625		05/01/2026	454,288
975,000	4.125		05/01/2036	949,301
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)
125,000	4.250	(d)	11/01/2024	125,046
730,000	4.500	(d)	11/01/2029	738,315
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
100,000	4.000		05/01/2024	99,988
590,000	4.625		05/01/2029	598,582
South Kendall Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
355,000	2.750		11/01/2024	349,552
370,000	3.000		11/01/2025	358,876
Southern Groves Community Development District No. 5 Special Assessment Bond Series 2021 (NR/NR)
390,000	2.400		05/01/2026	377,615
Southern Groves Community Development District No. 5 Special Assessment Refunding Series 2019 (NR/NR)
100,000	2.875		05/01/2024	99,874
300,000	3.250		05/01/2029	286,791
Southern Groves Community Development District No. 5 Special Assessment Series 2020 (NR/NR)
170,000	3.375		05/01/2025	168,721
610,000	4.000		05/01/2030	615,146
330,000	4.300		05/01/2040	323,878
300,000	4.500		05/01/2046	284,926
Southshore Bay Community Development District Special Assessment Bond for Assessment Area One Series 2021 (NR/ NR)
155,000	3.000	(d)	05/01/2033	154,884

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Springs at Lake Alfred Community Development District Special Assessment Bonds Series 2024 (NR/NR)
$300,000	4.375%	05/01/2031	$300,230
St. Johns County Industrial Development Authority RB Refunding for Life Care Ponte Vedra Obligated Group Obligated Group Series 2021 A (NR/NR)
900,000	4.000	12/15/2036	801,221
St. Johns County Water & Sewer RB Series 2022 (Aa2/AAA)
7,065,000	5.000	06/01/2047	7,718,606
St. Johns County, Florida Water and Sewer RB, Series 2022 (Aa2/ AAA)
14,955,000	5.000	06/01/2052	16,088,109
State of Florida State Board of Education Public Education Capital Outlay Refunding Bonds 2024 Series A (Aaa/AAA)
3,645,000	5.000	06/01/2026	3,797,274
Stellar North Community Development District Special Assessment Bonds Series 2021 (NR/NR)
140,000	2.450	05/01/2026	134,678
Stillwater Community Development District Special Assessment Bonds Series 2021 (NR/NR)
230,000	2.375(d)	06/15/2026	220,814
Stonebrier Community Development District Special Assessment Refunding Series 2016 (NR/A-)
270,000	2.500	05/01/2024	269,375
280,000	3.000	05/01/2025	276,073
290,000	3.000	05/01/2026	284,819
Stonewater Community Development District Special Assessment RB Series 2021 (NR/NR)
330,000	3.000(d)	11/01/2032	294,423
585,000	3.300(d)	11/01/2041	471,934
Stoneybrook North Community Development District Capital Improvement Revenue Refunding Bonds Series 2022 (NR/NR)
855,000	6.375	11/01/2052	927,246
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
90,000	3.500	06/15/2024	89,928
500,000	4.000	06/15/2030	504,230
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2023 (NR/NR)
825,000	5.375	06/15/2043	868,661
Stoneybrook South Community Development District Special Assessment Series 2020 (NR/NR)
280,000	2.500(d)	12/15/2025	273,235
500,000	3.000(d)	12/15/2030	480,417
1,000,000	3.500(d)	12/15/2040	915,402
Storey Creek Community Development District Special Assessment Bonds for Assessment Area One Project Series 2019 (NR/NR)
500,000	3.625	12/15/2030	476,307
870,000	4.000	12/15/2039	787,851
Storey Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
110,000	3.125	12/15/2025	107,851
Storey Creek Community Development District Special Assessment Bonds Series 2022 (NR/NR)
285,000	4.300	06/15/2027	285,915
Storey Creek Community Development District Special Assessment Bonds Series 2024 (NR/NR)
300,000	4.450	06/15/2031	303,209

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Storey Creek Community Development District Special Assessment Bonds Series 2024 (NR/NR) – (continued)
$550,000	5.250%		06/15/2044	$559,961
Storey Drive Community Development District Special Assessment Bonds Series 2022 (NR/NR)
250,000	3.000		06/15/2032	225,225
1,000,000	3.250		06/15/2042	798,574
Storey Park Community Development District Special Assessment Bonds for Assessment Area Four Project Series 2021 (NR/NR)
180,000	2.375	(d)	06/15/2026	174,133
225,000	2.875	(d)	06/15/2031	213,235
275,000	3.300	(d)	06/15/2041	244,575
Storey Park Community Development District Special Assessment Bonds for City of Orlando Series 2022 (NR/NR)
105,000	4.250		06/15/2027	105,239
260,000	4.500		06/15/2032	264,516
585,000	5.000		06/15/2042	590,444
Stuart Crossing Community Development District Special Assessment Bonds Series 2024 (NR/NR)
545,000	5.250	(d)	05/01/2044	544,348
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR)
275,000	3.150		05/01/2031	253,010
650,000	3.450		05/01/2041	533,856
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
140,000	3.000		05/01/2025	138,216
455,000	3.300		05/01/2031	422,192
750,000	3.750		05/01/2040	647,971
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/NR)
115,000	2.400		05/01/2026	111,259
160,000	3.000		05/01/2031	151,447
Summerstone Community Development District Special Assessment Bond for Phase Two Series 2021 (NR/NR)
375,000	2.750	(d)	05/01/2031	354,163
700,000	3.150	(d)	05/01/2041	608,539
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
165,000	3.250		05/01/2030	161,427
Sunbridge Stewardship District Special Assessment RB for Weslyn Park Project Series 2022 (NR/NR)
340,000	4.200		05/01/2027	338,243
460,000	4.600		05/01/2032	460,463
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-1 (AGM) (NR/AA)
395,000	2.500		05/01/2029	368,951
715,000	2.875		05/01/2033	653,640
1,435,000	3.000		05/01/2038	1,227,146
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
810,000	3.500		05/01/2029	786,960
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (NR/A+)
190,000	2.500		05/01/2024	189,729

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (NR/A+) – (continued)
$195,000	3.000%		05/01/2025	$190,908
200,000	3.000		05/01/2026	193,542
1,120,000	3.500		05/01/2031	1,087,690
1,355,000	4.000		05/01/2036	1,355,006
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)
240,000	2.375		05/01/2026	230,796
285,000	3.000		05/01/2031	259,461
Tampa Bay Water Utility System Refunding RB Series 2015A (Aa1/AA+)
7,090,000	4.000		10/01/2028	7,155,761
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
1,115,000	4.800		05/01/2036	1,118,076
Tern Bay Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,655,000	3.400		06/15/2032	1,534,300
2,900,000	4.000		06/15/2052	2,383,836
Terreno Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,415,000	5.000		05/01/2043	1,421,250
Timber Creek Southwest Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2021 (NR/NR)
400,000	2.350		12/15/2026	381,161
750,000	3.000		12/15/2031	676,982
2,000,000	3.300		12/15/2041	1,605,128
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (NR/A+)
205,000	3.000		05/01/2027	197,841
210,000	3.125		05/01/2028	203,576
230,000	3.375		05/01/2032	224,198
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
735,000	3.600		05/01/2041	641,708
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/ NR)
415,000	5.200	(d)	05/01/2028	423,861
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/ NR)
300,000	4.625		05/01/2028	303,120
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-1 (AGM) (NR/AA)
4,695,000	3.000		05/01/2033	4,485,731
5,280,000	3.000		05/01/2037	4,757,798
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
100,000	3.500		05/01/2024	99,943
760,000	3.850		05/01/2029	752,102
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 B (AGM) (NR/AA)
2,025,000	3.000		05/01/2033	1,929,948
4,925,000	3.000		05/01/2040	4,239,713

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 C (NR/NR)
$530,000	3.450	%(d)	05/01/2024	$529,709
2,965,000	3.750	(d)	05/01/2029	2,920,571
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
1,875,000	5.000		11/01/2029	1,915,710
95,000	5.375		11/01/2039	98,598
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)
505,000	4.250	(d)	06/15/2028	505,840
Touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
130,000	3.125		12/15/2025	127,475
735,000	3.625		12/15/2031	694,278
450,000	4.000		12/15/2040	402,718
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A3/A-)
750,000	5.000		04/01/2030	796,162
650,000	5.000		04/01/2031	690,533
10,430,000	5.000		04/01/2048	10,617,619
Town of Davie, Florida Educational Facilities Revenue and Refunding Bonds (Nova Southeastern University Project), Series 2018 (A3/A-)
550,000	5.000		04/01/2032	583,497
Town of Palm Beach GO Bonds for Underground Utility Project Series 2018 (Aaa/AAA)
2,000,000	4.000		07/01/2043	2,007,637
7,000,000	4.000		07/01/2047	6,997,465
Towne Park Community Development District Special Assessment Area 3B Project Series 2019 (NR/NR)
35,000	3.500		05/01/2024	34,979
360,000	4.000		05/01/2030	355,781
595,000	4.375		05/01/2039	569,423
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)
415,000	3.125	(d)	05/01/2030	393,624
475,000	3.625	(d)	05/01/2040	421,766
Towns At Woodsdale Community Development District (Pasco County, Florida) Capital Improvement RB, Series 2023 (NR/ NR)
645,000	6.125	(d)	11/01/2043	678,600
Tradition Community Development District No. 9 Special Assessment Bonds Series 2021 (NR/NR)
295,000	2.300		05/01/2026	283,657
Trevesta Community Development District Special Assessment Area 1 Phase 2 Project Series 2018 (NR/NR)
70,000	4.375	(d)	11/01/2024	70,092
485,000	5.250	(d)	11/01/2039	509,291
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)
240,000	2.500	(d)	05/01/2025	236,074
235,000	3.250	(d)	05/01/2030	228,659
Triple Creek Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,190,000	3.125	(d)	11/01/2041	935,943
750,000	4.000	(d)	11/01/2051	616,702

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
$105,000	2.500%		11/01/2026	$100,311
200,000	3.000		11/01/2031	181,043
Triple Creek Community Development District Special Assessment Series 2019 A (NR/NR)
85,000	3.875		05/01/2024	84,973
490,000	4.125		05/01/2029	489,665
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2017 (NR/NR)
3,955,000	4.625	(d)	11/01/2038	3,877,002
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
55,000	4.000		11/01/2024	54,885
495,000	4.500		11/01/2029	500,530
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
2,000,000	4.750		11/01/2047	1,884,401
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/ NR)
110,000	3.000		11/01/2024	109,147
700,000	3.375		11/01/2030	656,095
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
215,000	4.375		11/01/2025	215,115
Tuckers Pointe Community Development District Special Assessment RB Series 2022 (NR/NR)
200,000	3.000		05/01/2027	192,289
465,000	3.375		05/01/2032	429,009
1,430,000	4.000		05/01/2042	1,264,179
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (NR/A)
995,000	4.250		05/01/2031	996,933
Twisted Oaks Pointe Community Development District City of Wildwood, Florida Special Assessment Bonds, Series 2023 Assessment Area One Project (NR/NR)
310,000	4.500		05/01/2030	311,013
500,000	5.375		05/01/2043	505,885
Twisted Oaks Pointe Community Development District City of Wildwood, Florida Special Assessment Bonds, Series 2023 Assessment Area Two Project (NR/NR)
225,000	5.125		05/01/2030	228,432
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (NR/A)
365,000	2.500		05/01/2024	364,474
375,000	2.625		05/01/2025	366,182
390,000	3.000		05/01/2026	378,181
400,000	3.125		05/01/2027	390,204
410,000	3.250		05/01/2028	400,465
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/ NR)
100,000	4.200		05/01/2026	100,049
Two Lakes Community Development District Special Assessment Expansion Area Series 2019 (NR/NR)
115,000	3.000		12/15/2024	113,885
1,000,000	3.375		12/15/2030	938,235

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)
$1,370,000	5.000	%(d)	12/15/2032	$1,412,793
2,000,000	5.000	(d)	12/15/2037	2,035,880
4,470,000	5.000	(d)	12/15/2047	4,402,149
Two Rivers East Community Development District Pasco County, Florida Special Assessment Bonds, Series 2023 Series 2023 Project (NR/NR)
2,800,000	5.750		05/01/2043	2,879,594
Two Rivers North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,440,000	5.125		05/01/2042	1,447,031
Two Rivers Two Rivers West Community Development District Special Assessment Bonds Series 2023 (NR/NR)
600,000	5.125		11/01/2030	609,805
2,000,000	6.000		11/01/2043	2,075,249
Two Rivers West Community Development District Special Assessment Bonds Series 2022 (NR/NR)
600,000	5.375		05/01/2033	621,090
Union Park East Community Development District Special Assessment Boonds for Assessment Area 3 Project Series 2021 (NR/NR)
210,000	3.350	(d)	05/01/2041	169,252
225,000	4.000	(d)	05/01/2051	184,851
University Park Recreation District Special Assessment Series 2019 (BAM) (NR/AA)
300,000	2.500		05/01/2027	289,699
310,000	2.500		05/01/2028	295,775
315,000	2.625		05/01/2029	301,692
1,060,000	3.000		05/01/2034	1,002,744
2,130,000	3.125		05/01/2038	1,930,489
1,725,000	3.250		05/01/2040	1,567,362
Varrea South Community Development District City of Plant City, Florida Capital Improvement RB, Series 2023 2023 Assessment Area (NR/NR)
1,000,000	5.125		05/01/2043	1,019,228
V-Dana Community Development District Lee County, Florida Special Assessment Bonds, Series 2023 Assessment Area Two – 2023 Project Area (NR/NR)
885,000	4.300		05/01/2030	894,020
965,000	5.250		05/01/2043	988,055
V-Dana Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
235,000	3.000	(d)	05/01/2025	232,166
525,000	3.500	(d)	05/01/2031	495,833
975,000	4.000	(d)	05/01/2040	881,925
V-Dana Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
1,000,000	3.625		05/01/2041	851,264
Ventana Community Development District Special Assessment RB for Hillsborough County Series 2018 (NR/NR)
115,000	4.000	(d)	05/01/2024	114,986
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)
1,000,000	4.625	(d)	05/01/2029	1,013,622
1,000,000	5.000	(d)	05/01/2038	1,015,505
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
60,000	4.000		11/01/2024	59,953

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR) – (continued)
$385,000	4.500%		11/01/2029	$389,788
Veranda Community Development District II Special Assessment Area 1 Preserve West Project Series 2018 A (NR/NR)
65,000	4.000		11/01/2024	64,949
370,000	4.500		11/01/2029	374,614
Veranda Community Development District II Special Assessment Refunding for Veranda Estates Project Series 2021 (NR/NR)
65,000	2.500	(d)	05/01/2026	62,667
130,000	3.100	(d)	05/01/2031	119,037
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)
140,000	2.500	(d)	05/01/2026	134,975
260,000	3.100	(d)	05/01/2031	238,075
Veranda Community Development District Special Assessment Area Five Phase 2 Veranda Estates Project RB Refunding Series 2024 (NR/NR)
375,000	4.500		05/01/2031	377,745
Veranda Community Development District Special Assessment Area Five Phase 3 Preserve East Project RB Refunding Series 2024 (NR/NR)
660,000	4.250		05/01/2031	664,828
Veranda Landing Community Development District Special Assessment Bonds, Series 2023 (NR/NR)
800,000	5.250		06/15/2043	816,324
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,000,000	4.250		05/01/2037	952,110
Verandah East Community Development District Special Assessment Revenue Refunding Improvement Bonds for Lee County Series 2016 (NR/NR)
955,000	3.750		05/01/2026	945,911
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (NR/BBB+)
345,000	3.250	(d)	05/01/2024	344,637
355,000	3.500	(d)	05/01/2025	348,791
370,000	3.625	(d)	05/01/2026	364,643
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
195,000	4.750		11/01/2025	196,178
Verano Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,000,000	6.450		11/01/2042	1,063,529
Verano Community Development District Special Assessment Bonds Series 2023 (NR/NR)
325,000	4.625		05/01/2030	328,801
450,000	5.375		05/01/2043	462,176
Verano No 3 Community Development District Special Assessment for Phase 1 Assessment Area Series 2021 (NR/NR)
245,000	2.375		05/01/2026	236,292
300,000	3.000		05/01/2031	275,101
Verano No. 2 Community Development District Special Assessment Bonds for POD C Project Series 2020 (NR/NR)
250,000	3.250		05/01/2031	230,816
235,000	4.000		05/01/2040	210,450

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Verano No. 2 Community Development District Special Assessment Bonds for POD D Project Series 2020 (NR/NR)
$100,000	2.875%		05/01/2025	$97,926
250,000	3.250		05/01/2031	230,816
1,050,000	4.000		05/01/2040	940,311
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR)
80,000	2.875		05/01/2025	78,341
250,000	3.250		05/01/2031	230,816
815,000	4.000		05/01/2040	729,860
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (NR/A)
495,000	4.250		05/01/2030	495,139
Viera East Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
380,000	2.000		05/01/2027	348,735
385,000	2.000		05/01/2028	346,163
395,000	2.000		05/01/2029	349,314
150,000	2.125		05/01/2030	130,375
Viera Stewardship District Special Assessment RB Series 2021 (NR/NR)
500,000	2.300		05/01/2026	479,990
930,000	2.800		05/01/2031	831,356
Viera Stewardship District Special Assessment RB Series 2023 (NR/NR)
1,465,000	4.600		05/01/2033	1,485,868
900,000	5.300		05/01/2043	918,816
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
325,000	3.125		05/01/2025	321,952
500,000	3.500		05/01/2030	476,265
930,000	3.750		05/01/2037	838,286
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)
910,000	3.800		05/01/2028	915,813
1,810,000	4.000		05/01/2033	1,829,662
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
380,000	2.625		05/01/2024	379,641
1,200,000	3.000		05/01/2029	1,166,276
1,425,000	3.375		05/01/2034	1,387,848
3,775,000	3.550		05/01/2039	3,518,865
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)
1,140,000	1.875	(d)	05/01/2025	1,118,510
2,850,000	2.625	(d)	05/01/2030	2,688,415
3,285,000	3.000	(d)	05/01/2035	3,026,583
Village Community Development District No. 15 City of Wildwood, Florida Special Assessment RB, Series 2023 (NR/ NR)
825,000	4.250	(d)	05/01/2028	833,775
1,250,000	4.375	(d)	05/01/2033	1,286,494
1,025,000	4.850	(d)	05/01/2038	1,054,156
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (NR/NR)
310,000	4.000		05/01/2026	313,352
295,000	4.000		05/01/2027	300,793
310,000	4.000		05/01/2028	319,390

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (NR/NR) – (continued)
$325,000	4.000%		05/01/2029	$335,316
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (BAM) (NR/AA)
1,695,000	3.500		05/01/2032	1,700,350
1,995,000	4.000		05/01/2037	2,013,836
Village Community Development District Special Assessment RB Series 2021 (NR/NR)
950,000	2.550		05/01/2031	881,352
1,900,000	2.850		05/01/2036	1,685,511
2,400,000	3.000		05/01/2041	2,014,835
Villages of Glen Creek Community Development District Capital Improvement RB Series 2022A (NR/NR)
185,000	4.625		05/01/2027	185,423
235,000	4.875		05/01/2032	238,486
610,000	5.125		05/01/2042	612,980
Villages of Glen Creek Community Development District Capital Improvement Revenue and Refunding Bonds Series 2022 (NR/ NR)
210,000	3.150		05/01/2032	190,700
500,000	3.450		05/01/2042	402,278
Villamar Community Development District Special Assessment Bonds for Phase 3 Project Series 2022 (NR/NR)
110,000	3.125		11/01/2027	105,948
Villamar Community Development District Special Assessment Bonds for Phase 4 Project Series 2022 (NR/NR)
145,000	3.250		05/01/2027	140,755
Villamar Community Development District Special Assessment Bonds Series 2019 (NR/NR)
35,000	3.750		05/01/2024	34,987
220,000	4.000		05/01/2029	218,596
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
135,000	2.625		05/01/2025	133,016
245,000	3.200		05/01/2030	237,340
Villamar Community Development District Special Assessment Bonds, Series 2024 (NR/NR)
325,000	4.625		05/01/2031	328,045
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (NR/BBB)
220,000	2.750		11/01/2024	216,210
225,000	3.000		11/01/2025	216,896
230,000	3.200		11/01/2026	220,967
1,400,000	4.125		11/01/2046	1,261,180
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
520,000	5.500		05/01/2034	520,379
925,000	5.750		05/01/2044	925,444
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (NR/A)
2,145,000	4.000		05/01/2031	2,121,278
Waterset Central Community Development District Special Assessment Bonds Series 2018 (NR/NR)
500,000	5.125	(d)	11/01/2038	507,330
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
2,340,000	5.500		11/01/2045	2,345,480

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Wellness Ridge Community Development District Special Assessment Bonds Series 2023 (NR/NR)
$460,000	4.250%		06/15/2030	$463,426
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR)
65,000	3.250		11/01/2024	64,689
375,000	3.625		11/01/2029	364,349
1,000,000	4.000		11/01/2039	904,750
West Hillcrest Community Development District Special Assessment Bonds Series 2023 (NR/NR)
900,000	5.250		06/15/2043	922,371
West Port Community Development District Special Assessment Area Two Series 2020 (NR/NR)
380,000	2.750	(d)	05/01/2026	367,280
415,000	3.250	(d)	05/01/2031	382,766
515,000	3.625	(d)	05/01/2041	430,359
West Port Community Development District Special Assessment Bonds for Charlotte County Series 2022 (NR/NR)
170,000	4.750		05/01/2032	170,622
300,000	5.125		05/01/2042	297,981
West Port Community Development District Special Assessment Bonds Series 2020 (NR/NR)
190,000	2.650	(d)	05/01/2025	185,375
630,000	3.000	(d)	05/01/2031	560,670
1,725,000	4.000	(d)	05/01/2040	1,547,614
1,595,000	4.000	(d)	05/01/2051	1,314,393
West Port Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
295,000	2.400		05/01/2026	283,889
575,000	3.000		05/01/2031	523,559
West Villages Improvement District Capital Improvement RB for Unit Of Development No. 10 Series 2024 (Assessment Area One) (NR/NR)
1,000,000	5.375		05/01/2044	1,000,000
West Villages Improvement District Special Assessment RB for Neighborhood Infrastructure Series 2022 (NR/NR)

510,000	4.625		05/01/2029	514,697
475,000	5.375		05/01/2042	488,968
West Villages Improvement District Special Assessment RB Series 2023 (NR/NR)
560,000	4.625		05/01/2030	566,301
770,000	5.375		05/01/2043	790,835
West Villages Improvement District Unit of Development No. 3 Special Assessment Refunding Bonds Series 2017 (NR/NR)
2,530,000	5.000		05/01/2032	2,584,173
1,930,000	4.500		05/01/2034	1,938,912
3,390,000	5.000		05/01/2037	3,433,183
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
130,000	4.000		05/01/2024	129,977
750,000	4.250		05/01/2029	752,831
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2021 (NR/NR)
155,000	2.500		05/01/2026	149,508
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2023 (NR/NR)
465,000	6.000		05/01/2043	491,260

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
West Villages Improvement District Unit of Development No. 8 Special Assessment RB Series 2021 (NR/NR)
$330,000	2.500%		05/01/2026	$318,308
Westside Community Development District Solara Phase 2 Assessment Area Special Assessment RB Series 2019 (NR/ NR)
65,000	3.625		05/01/2024	64,969
355,000	3.900		05/01/2029	351,047
Westside Community Development District Special Assessment RB Refunding Series 2019 (NR/NR)
160,000	3.500	(d)	05/01/2024	159,902
810,000	3.750	(d)	05/01/2029	796,613
Westside Haines City Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
190,000	2.500		05/01/2026	183,567
650,000	3.000		05/01/2031	593,648
1,400,000	3.250		05/01/2041	1,129,125
Westview North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
90,000	5.000		06/15/2029	91,136
1,000,000	5.750		06/15/2042	1,037,613
Westview South Community Development District Special Assessment Bonds for Assessment Area One, Series 2023
(NR/NR)
655,000	4.875		05/01/2028	658,749
1,000,000	5.375		05/01/2043	1,013,961
Westview South Community Development District Special Assessment Bonds for Assessment Area Two, Series 2023 (NR/ NR)
550,000	5.375		05/01/2043	559,657
Whispering Pines Community Development District Special Assessment Bonds Series 2023 (NR/NR)
575,000	5.375		05/01/2043	592,251
Whispering Pines Community Development District Special Assessment Bonds Series 2024 (NR/NR)
135,000	4.250		05/01/2031	134,424
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)
125,000	3.500	(d)	06/15/2024	124,827
1,285,000	3.750	(d)	06/15/2030	1,239,354
3,350,000	4.250	(d)	06/15/2039	3,094,563
Willows Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
1,300,000	5.625		05/01/2042	1,350,345
Willows Community Development District Special Assessment RB Series 2019 (NR/NR)
70,000	3.875		05/01/2024	69,979
500,000	4.370		05/01/2029	503,413
Wind Meadows South Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
130,000	2.400		05/01/2026	125,103
300,000	2.950		05/01/2031	271,674
865,000	3.350		05/01/2041	701,459
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/ NR)
200,000	4.250		11/01/2029	200,600

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/ NR) – (continued)
$680,000	4.875%		11/01/2039	$679,476
Windward at Lakewood Ranch Community Development District Capital Improvement RB Series 2022 (NR/NR)
900,000	4.000		05/01/2042	791,715
Windward Community Development District Special Assessment Series 2020 A-1 (NR/NR)
105,000	3.000		05/01/2025	103,485
230,000	3.650		05/01/2030	219,860
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
775,000	4.875		05/01/2036	777,172
250,000	5.000		05/01/2047	242,009
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
465,000	2.500		05/01/2025	456,202
640,000	3.125		05/01/2030	594,182
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (NR/BBB+)
1,450,000	4.500		05/01/2036	1,450,105
Zephyr Lakes Community Development District Special Assessment for Assessment Area Two Series 2021 (NR/NR)
130,000	2.500		05/01/2026	125,334
340,000	3.000		05/01/2031	308,810

				1,112,205,238

Georgia - 2.1%
Bartow County Development Authority Pollution Control RB for Georgia Power Company Plant Bown Project Series 2009 (Baa1/BBB+/A-2)
3,920,000	3.950	(a)(b)	12/01/2032	3,967,705
Burke County Development Authority Pollution Control RB Fifth Series 1994 (Baa1/BBB+)
3,000,000	2.150	(a)(b)	10/01/2032	2,983,885
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Series 1996 (Baa1/BBB+)
1,665,000	3.875	(a)(b)	10/01/2032	1,675,836
Cherokee County Water and Sewerage Authority Georgia Water and Sewerage RB, Series 2023 (Aa1/AA)
1,050,000	4.000		08/01/2053	1,013,653
City of Atlanta RB for Water & Wastewater Series 2018 B (Aa2/ AA-)
4,750,000	3.500		11/01/2043	4,362,186
Columbia County Hospital Authority Revenue Anticipation Certificates for Wellstar Health System, Inc. Project Series 2023A (A2/A+)
2,380,000	5.750		04/01/2053	2,681,315
County of Fulton RB Refunding for Water & Sewerage Series 2013 A (Aa2/AA)
7,585,000	4.000		01/01/2035	7,589,163
Development Authority of Bartow County Pollution Control RB First Series 1997 (Baa1/BBB+)
5,000,000	1.800	(a)	09/01/2029	4,274,751

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia – (continued)
Development Authority of Burke County Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2013 (Baa1/BBB+)
$4,355,000	3.375	%(a)(b)	11/01/2053	$4,328,263
Development Authority of Burke County Pollution Control RB for Georgia Power Company Plant Vogtle Project Second Series 2008 (Baa1/BBB+)
3,055,000	3.375	(a)(b)	11/01/2048	3,036,244
Development Authority of Fulton County RB Wellstar Health System, Inc. Project, Series 2020A (A2/A+)
4,000,000	4.000		04/01/2050	3,769,245
Downtown Smyrna Development Authority, Georgia RB (City of Smyrna Projects), Series 2021 (NR/AAA)
2,645,000	5.000		02/01/2027	2,800,145
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (NR/NR)
290,000	5.000		03/01/2027	270,314
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/BBB-)
2,215,000	2.375		01/01/2031	2,014,855
1,850,000	4.000		01/01/2036	1,868,908
Glynn-Brunswick Memorial Hospital Authority RB Refunding for Southeast Georgia Health System Obligated Group Series 2020 (Baa1/BBB)
775,000	4.000		08/01/2035	761,672
500,000	4.000		08/01/2036	489,811
750,000	4.000		08/01/2037	730,936
745,000	4.000		08/01/2038	722,818
Main Street Natural Gas Inc. Gas Supply RB Series 2019A (A1/ NR)
2,800,000	5.000		05/15/2030	2,953,074
Main Street Natural Gas Inc. Gas Supply RB Series 2019B (Aa2/ NR)
24,050,000	4.000	(a)(b)	08/01/2049	24,081,046
Main Street Natural Gas Inc. Gas Supply RB Series 2021A (Aa1/ NONR)
15,875,000	4.000	(a)(b)	07/01/2052	16,000,889
Main Street Natural Gas Inc. Gas Supply RB Series 2021C (A3/ NR)
10,295,000	4.000	(a)(b)	05/01/2052	10,260,086
Main Street Natural Gas Inc. Gas Supply RB Series 2022A (A3/ NR)
2,185,000	4.000		12/01/2026	2,162,545
Main Street Natural Gas Inc. Gas Supply RB Series 2023B (Aa1/ NR)
7,745,000	5.000	(a)(b)	07/01/2053	8,200,796
Main Street Natural Gas Inc., Gas Supply RB Series 2023E-1 (Aa1/ NR)
2,760,000	5.000	(a)(b)	12/01/2053	2,948,178
Main Street Natural Gas Inc., Gas Supply RB, Series 2019A (A1/ NR)
1,215,000	5.000		05/15/2028	1,256,965
Main Street Natural Gas Inc., Gas Supply RB, Series 2023C (Aa1/ NR)
24,500,000	5.000	(a)(b)	09/01/2053	26,025,218
Medical Center Hospital Authority Revenue Anticipation Certificates for Piedmont Healthcare Project Series 2019A (A1/AA-)
2,850,000	5.000	(a)(b)	07/01/2054	2,911,057

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia – (continued)
Monroe County Development Authority Pollution Control RB First Series 2009 (Baa1/BBB+/A-2)
$1,850,000	1.000	%(a)(b)	07/01/2049	$1,679,595
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2006 (Baa1/BBB+)
1,940,000	3.875	(a)(b)	12/01/2041	1,952,625
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2012 (Baa1/BBB+)
3,520,000	3.875	(a)(b)	06/01/2042	3,542,908
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2013 (Baa1/BBB+)
1,940,000	3.875	(a)(b)	04/01/2043	1,952,625
Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project M Bonds, Series 2023A (AGM) (A1/AA)
2,300,000	5.000		07/01/2053	2,432,311
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (A3/A)
4,360,000	5.000		01/01/2025	4,392,264
4,575,000	5.000		01/01/2026	4,677,687
4,805,000	5.000		01/01/2027	4,992,815
5,040,000	5.000		01/01/2028	5,329,012
5,295,000	5.000		01/01/2029	5,612,415
1,080,000	5.000		01/01/2034	1,136,801
Private Colleges & Universities Authority RB Refunding for Agnes Scott College, Inc. Series 2021 (NR/A-)
495,000	5.000		06/01/2031	544,553
400,000	5.000		06/01/2032	441,987
500,000	5.000		06/01/2033	553,315
400,000	4.000		06/01/2034	414,011
500,000	4.000		06/01/2035	513,999
1,000,000	4.000		06/01/2045	948,110
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (NR/NR)
2,615,000	4.000	(d)	01/01/2038	2,539,363
Savanah Economic Development Authority Recovery Zone Facility Revenue Refunding Bonds Series 2019A (Baa2/BBB)
400,000	2.000	(a)(b)	11/01/2033	395,791
Savannah Economic Development Authority Pollution Control RB Refunding for International Paper Company Series 2019 B (Baa2/BBB)
1,925,000	1.900		08/01/2024	1,898,434
State of Georgia GO Bonds Series 2021A (Aaa/AAA)
4,745,000	5.000		07/01/2025	4,852,024

				196,944,204

Guam - 0.8%
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (Baa2/NR)
1,285,000	5.250		10/01/2030	1,329,157
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (Baa2/NR)
1,265,000	5.250		10/01/2029	1,306,076
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
765,000	3.099		10/01/2028	691,823
550,000	3.189		10/01/2029	487,859

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Guam – (continued)
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR) – (continued)
$740,000	3.489%	10/01/2031	$637,611
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (Ba1/B+)
335,000	3.625	02/01/2025	331,551
2,045,000	4.250	02/01/2030	2,010,419
Guam Government GO Bonds Series 2019 (Baa3/BB-)
1,970,000	5.000	11/15/2031	2,032,126
Guam Government Limited Obligation RB Section 30 Series 2016 A (NR/BB)
2,755,000	5.000	12/01/2025	2,795,654
2,255,000	5.000	12/01/2026	2,316,544
2,000,000	5.000	12/01/2027	2,054,686
Guam Government RB Refunding Series 2021 E (Baa3/NR)
5,945,000	3.250	11/15/2026	5,732,906
Guam Government RB Refunding Series 2021 F (Baa3/NR)
525,000	5.000	01/01/2028	548,701
1,250,000	5.000	01/01/2030	1,338,826
950,000	5.000	01/01/2031	1,025,969
7,065,000	4.000	01/01/2042	6,723,978
Guam Power Authority RB Series 2014 A (AGM) (A1/AA)
325,000	5.000	10/01/2039	326,723
250,000	5.000	10/01/2044	250,870
Guam Power Authority Refunding RB Series 2022 A (Baa2/BBB)
1,825,000	5.000	10/01/2029	1,942,486
Guam Waterworks Authority RB for Water & Wastewater System Series 2020 A (Baa2/A-)
6,995,000	5.000	01/01/2050	7,297,910
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-)
125,000	5.000	07/01/2025	126,761
785,000	5.000	07/01/2026	808,346
500,000	5.000	07/01/2027	523,480
525,000	5.000	07/01/2028	551,121
345,000	5.000	07/01/2029	362,772
1,000,000	5.000	07/01/2035	1,049,222
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2024A (Baa2/A-)
1,375,000	5.000	07/01/2035	1,570,999
1,350,000	5.000	07/01/2036	1,531,564
1,325,000	5.000	07/01/2037	1,488,487
1,200,000	5.000	07/01/2039	1,328,500
1,000,000	5.000	07/01/2042	1,090,005
1,000,000	5.000	07/01/2044	1,089,068
1,100,000	5.000	07/01/2045	1,193,502
1,125,000	5.000	01/01/2046	1,216,554
Guam Waterworks Authority Water & Wastewater RB Series 2016 (Baa2/A-)
8,650,000	5.000	01/01/2046	8,820,119
Port Authority of Guam Port RB, 2018 Series B (AMT) (Baa2/A)
200,000	5.000	07/01/2037	207,948
Port Authority of Guam Private Activity RB Series 2018 B (Baa2/A)
400,000	5.000	07/01/2029	419,888
600,000	5.000	07/01/2031	629,570
250,000	5.000	07/01/2033	262,193
225,000	5.000	07/01/2034	235,905

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Guam – (continued)
Port Authority of Guam Private Activity RB Series 2018 B (Baa2/A) – (continued)
$225,000	5.000%		07/01/2036	$235,202
Port Authority of Guam RB Series 2018 A (Baa2/A)
2,500,000	5.000		07/01/2048	2,536,763
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (Baa3/NR)
300,000	5.000		11/01/2027	311,966
450,000	5.000		11/01/2028	473,427
450,000	5.000		11/01/2029	478,550
1,000,000	5.000		11/01/2030	1,070,980

				70,794,767

Hawaii - 0.5%
City and County of Honolulu GO Bonds for Honolulu Rail Transit Project Series 2021E (Aa2/NR)
5,315,000	5.000		03/01/2027	5,622,766
City and County of Honolulu Multifamily Housing RB Maunakea Tower Apartments Series 2023 (HUD SECT 8) (Aaa/NR)
220,000	5.000	(a)(b)	06/01/2027	225,730
Hawaii State Department of Budget & Finance for Hawaii Pacific Health Obligated Group Special Purpose RB Series 2023C (A1/NR)
10,000,000	4.000		07/01/2047	9,492,734
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (Ba3/NR)
6,575,000	4.000		03/01/2037	4,487,504
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (Ba3/NR)
12,795,000	3.200		07/01/2039	8,434,220
Hawaii State Department of Budget and Finance for Hawaiian Electric Company Inc. Special Purpose RB Series 2017A (Ba3/NR)
1,040,000	3.500		10/01/2049	673,330
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui’ula Development Series 2019 (NR/NR)
30,000	4.000		05/15/2026	29,981
35,000	5.000		05/15/2030	36,590
150,000	5.000		05/15/2031	156,683
180,000	5.000		05/15/2032	188,295
60,000	3.000		05/15/2033	53,039
100,000	3.000		05/15/2034	87,217
150,000	3.000		05/15/2035	128,700
670,000	3.250		05/15/2039	553,123
575,000	5.000		05/15/2044	583,490
1,000,000	5.000		05/15/2049	1,005,817
State of Hawaii Airports System RB Series 2022A (A1/AA-)
9,000,000	5.000		07/01/2051	9,453,439
State of Hawaii Department of Budget and Finance Special Purpose RB Refunding Series 2017A (Ba3/NR)
4,775,000	3.100		05/01/2026	3,794,539

				45,007,197

Idaho - 0.1%
City of Boise City, Idaho Airport Revenue and Revenue Refunding Bonds, Series 2021A (A1/NR)
3,850,000	5.000		09/01/2051	4,131,051

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Idaho – (continued)
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (Baa3/BBB-)
$4,515,000	2.750%		10/01/2024	$4,475,694

				8,606,745

Illinois - 9.9%
Barrington Community Unit School District GO School Bonds Series 2021 (NR/AAA)
2,255,000	5.000		12/01/2029	2,513,255
Belleville Tax Increment & Sales Tax Refunding RB for Carlyle Green Mount Redevelopment Project Series 2021B (NR/NR)
1,710,000	3.750		07/01/2041	1,618,987
Berwyn Municipal Securitization Corp. RB Refunding Series 2019 (AGM-CR) (NR/AA)
7,200,000	5.000		01/01/2035	7,920,932
Board of Education of The City of Chicago Dedicated Capital Improvement Series 2017 (NR/NR)
3,900,000	5.000		04/01/2046	3,931,539
Board of Education of The City of Chicago Unlimited Tax GO Refunding Bonds (Dedicated Revenues), Series 2021B (NR/BB+)
5,000,000	5.000		12/01/2030	5,351,861
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2012A (Ba1/BB+)
10,975,000	5.000		12/01/2042	10,974,236
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2021A (NR/BB+)
900,000	5.000		12/01/2039	930,899
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2022A (NR/BB+)
3,275,000	5.000		12/01/2047	3,311,666
Board of Education of The City of Chicago UT GO Refunding Bonds Dedicated Revenues, Series 2017G (NR/BB+)
1,900,000	5.000		12/01/2034	1,947,982
Board of Education of The City of Chicago UT GO Refunding Bonds Dedicated Revenues, Series 2022B (NR/BB+)
5,000,000	4.000		12/01/2041	4,711,871
Board of Trustee of Northern Illinois University Auxiliary Facilities System RB Series 2021 (BAM) (Baa3/AA)
650,000	4.000		10/01/2043	619,815
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (NR/AA)
350,000	0.000	(f)	01/01/2026	326,215
165,000	0.000	(f)	01/01/2027	148,136
240,000	0.000	(f)	01/01/2028	207,835
330,000	5.000		01/01/2029	355,569
110,000	5.000		01/01/2031	118,411
1,570,000	5.000		01/01/2032	1,684,654
630,000	5.000		01/01/2033	673,589
1,270,000	5.000		01/01/2034	1,353,305
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (Ba1/BB+)
7,690,000	5.482		12/01/2024	7,626,381
Chicago GO Bonds 2019A (NR/BBB+)
2,750,000	5.000		01/01/2027	2,864,290
590,000	5.000		01/01/2028	624,912
Chicago GO Bonds 2019A (NR/NR)
1,025,000	5.000		01/01/2027	1,078,810
100,000	5.000		01/01/2028	107,560

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (NR/NR)
$3,550,000	6.000%		04/01/2046	$3,720,041
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (NR/NR)
835,000	5.000		04/01/2034	862,303
500,000	5.000		04/01/2035	515,709
335,000	5.000		04/01/2036	344,716
1,300,000	5.000		04/01/2037	1,332,909
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB+)
2,105,000	0.000	(f)	12/01/2026	1,892,789
1,625,000	0.000	(f)	12/01/2027	1,403,636
3,005,000	0.000	(f)	12/01/2029	2,387,356
4,465,000	0.000	(f)	12/01/2030	3,408,879
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB+)
465,000	0.000	(f)	12/01/2027	401,656
1,040,000	0.000	(f)	12/01/2028	861,633
90,000	0.000	(f)	12/01/2029	71,501
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (Baa3/BBB+)
510,000	0.000	(f)	01/01/2031	390,375
Chicago Illinois Board of Education GO Bonds Series 2015 C (NR/BB+)
2,500,000	6.000		12/01/2035	2,524,658
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB+)
4,070,000	0.000	(f)	12/01/2031	2,971,672
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (Ba1/BB+)
2,530,000	5.500		12/01/2026	2,582,547
11,080,000	5.500		12/01/2029	11,710,626
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Capital Appreciation Boards School Reform Series 1998 B-1 (NATL) (Baa2/BB+)
120,000	0.000	(f)	12/01/2025	112,182
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (NR/BB+)
2,870,000	5.250		12/01/2039	2,869,970
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba1/BB+)
10,380,000	6.038		12/01/2029	10,220,590
2,500,000	6.138		12/01/2039	2,345,889
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (NR/BB+)
5,160,000	7.000		12/01/2044	5,369,199
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (NR/BB+)
7,125,000	6.500		12/01/2046	7,451,356
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/AA)
1,825,000	5.000		12/01/2024	1,833,672
3,500,000	5.000		12/01/2025	3,548,831
1,270,000	5.000		12/01/2026	1,304,661

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/AA) – (continued)
$2,375,000	5.000%		12/01/2027	$2,474,216
2,500,000	5.000		12/01/2028	2,637,370
2,750,000	5.000		12/01/2030	2,911,234
4,700,000	5.000		12/01/2031	4,972,454
1,350,000	5.000		12/01/2032	1,426,744
3,800,000	5.000		12/01/2033	4,014,698
1,500,000	5.000		12/01/2034	1,582,729
1,000,000	5.000		12/01/2035	1,052,147
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (NR/AA)
2,180,000	5.000		12/01/2028	2,299,786
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 A (NR/BB+)
2,000,000	0.000	(f)	12/01/2025	1,866,042
2,000,000	0.000	(f)	12/01/2026	1,789,945
300,000	0.000	(f)	12/01/2027	257,926
2,500,000	4.000		12/01/2027	2,503,272
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 B (NR/BB+)
1,250,000	5.000		12/01/2024	1,256,653
1,000,000	5.000		12/01/2026	1,028,158
3,060,000	5.000		12/01/2028	3,213,623
1,000,000	5.000		12/01/2029	1,059,973
3,000,000	5.000		12/01/2030	3,151,467
1,000,000	5.000		12/01/2031	1,050,438
1,000,000	5.000		12/01/2032	1,050,213
1,000,000	5.000		12/01/2033	1,049,707
Chicago Illinois Capital Appreciation GO Bonds for City Colleges Project Series 1999 (AGM-CR NATL) (A1/AA)
1,465,000	0.000	(f)	01/01/2030	1,182,103
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (Baa3/BBB+)
880,000	0.000	(f)	01/01/2032	643,709
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (Baa3/BBB+)
430,000	5.500		01/01/2037	433,368
2,920,000	5.500		01/01/2040	2,934,568
Chicago Illinois GO Bonds Series 2015 A (NR/BBB+)
1,320,000	5.500		01/01/2039	1,327,269
Chicago Illinois GO Bonds Series 2019 (NR/BBB+)
4,280,000	5.000		01/01/2029	4,593,189
1,135,000	5.000		01/01/2031	1,207,484
Chicago Illinois GO Refunding Bonds Series 2015 C (NR/BBB+)
4,435,000	5.000		01/01/2025	4,475,412
5,600,000	5.000		01/01/2038	5,634,838
Chicago Illinois GO Refunding Bonds Series 2017 A (NR/BBB+)
375,000	6.000		01/01/2038	392,710
Chicago Illinois O’Hare International Airport RB General Airport Senior Lien Series 2017D (AMT) (NR/A+)
4,340,000	5.000		01/01/2047	4,390,706
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 C (NR/A+)
3,615,000	5.000		01/01/2037	3,700,326

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (NR/A+)
$8,955,000	5.250%	01/01/2035	$9,461,777
Chicago Illinois Sales Tax Refunding Series 2002 (NR/NR)
1,105,000	5.000	01/01/2025	1,116,843
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (NR/AA)
550,000	5.250	01/01/2042	570,676
1,330,000	4.000	01/01/2052	1,253,927
Chicago Transit Authority Sales Tax Receipts RB Series 2014 (NR/ AA)
25,240,000	5.250	12/01/2049	25,330,180
City of Belleville Sales Tax Revenue Tax Allocation Refunding for Carlyle and Green Mount Redevelopment Project Series 2021 B (NR/NR)
270,000	3.250	07/01/2029	265,576
City of Chicago Board of Education Dedicated Capital Improvement Tax Bonds Series 2016 (NR/NR)
1,400,000	5.750	04/01/2034	1,492,056
City of Chicago Board of Education Dedicated Capital Improvement Tax Bonds Series 2023 (NR/NR)
2,500,000	5.000	04/01/2045	2,639,869
City of Chicago Board of Education GO Bonds Series 1999 A (NATL) (Baa2/BB+)
4,725,000	5.500	12/01/2026	4,845,746
City of Chicago Board of Education UT GO Bonds for Dedicated Revenues Series 2018D (NR/BB+)
2,550,000	5.000	12/01/2046	2,536,137
City of Chicago Board of Education UT GO Bonds Series 2018D (NR/BB+)
2,750,000	5.000	12/01/2046	2,756,614
City of Chicago Board of Education UT GO Bonds Series 2021A (NR/BB+)
2,300,000	5.000	12/01/2036	2,410,664
750,000	5.000	12/01/2038	776,888
City of Chicago Board of Education UT GO Refunding Bonds Series 2017C (NR/BB+)
500,000	5.000	12/01/2025	508,106
City of Chicago Board of Education UT GO Refunding Bonds Series 2017H (NR/BB+)
4,500,000	5.000	12/01/2036	4,584,296
City of Chicago Board of Education UT GO Refunding Bonds Series 2018A (AGM) (NR/AA)
2,450,000	5.000	12/01/2029	2,591,197
City of Chicago Board of Education UT GO Refunding Bonds Series 2018C (NR/BB+)
1,900,000	5.000	12/01/2024	1,910,113
6,495,000	5.000	12/01/2025	6,600,294
City of Chicago Board of Education UT GO Refunding Bonds Series 2018C (AGM) (NR/AA)
15,000,000	5.000	12/01/2027	15,626,630
5,450,000	5.000	12/01/2029	5,764,091
4,365,000	5.000	12/01/2030	4,620,922
City of Chicago Board of Education UT GO Refunding Bonds Series 2022B (NR/BB+)
3,000,000	4.000	12/01/2037	2,944,143
City of Chicago Board of Education UT GO Series 2015E Project Bonds (NR/BB+)
1,300,000	5.125	12/01/2032	1,301,664

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
City of Chicago Chicago O’Hare International Airport General Airport Senior Lien RR Bonds Series 2016B (NON-AMT) (NR/A+)
$2,000,000	5.000%		01/01/2041	$2,034,734
City of Chicago GO Bonds Refunding Series 2020A (NR/BBB+)
4,675,000	5.000		01/01/2026	4,788,251
670,000	5.000		01/01/2027	697,845
8,835,000	5.000		01/01/2028	9,357,796
940,000	5.000		01/01/2032	1,014,415
City of Chicago GO Bonds Refunding Series 2021A (NR/BBB+)
1,260,000	5.000		01/01/2027	1,312,366
City of Chicago GO Bonds Refunding Series 2021B (NR/BBB+)
301,000	4.000		01/01/2028	307,222
City of Chicago GO Bonds Series 2015A (NR/BBB+)
2,700,000	5.250	(c)	01/01/2025	2,726,883
City of Chicago GO Bonds Series 2019A (NR/BBB+)
10,995,000	5.500		01/01/2049	11,453,897
City of Chicago GO Bonds Series 2021B (NR/BBB+)
2,456,000	4.000		01/01/2038	2,455,051
5,330,000	4.000		01/01/2044	5,095,107
City of Chicago GO Bonds Series 2023A (Baa3/BBB+)
1,000,000	5.000		01/01/2029	1,073,175
1,950,000	4.000		01/01/2035	1,991,630
3,250,000	5.000		01/01/2035	3,564,265
1,560,000	5.500		01/01/2043	1,661,368
City of Chicago GO Refunding Bonds Series 2020 A (NR/BBB+)
2,745,000	5.000		01/01/2025	2,770,013
2,670,000	5.000		01/01/2029	2,865,377
10,215,000	5.000		01/01/2030	11,098,377
City of Chicago IL Waterworks Revenue RB Series 1999 (Baa1/ A+)
1,560,000	5.000		11/01/2028	1,619,400
2,010,000	5.000		11/01/2029	2,090,973
1,000,000	5.000		11/01/2030	1,040,995
City of Chicago Midway Airport RB Refunding for Senior Lien Airport Series 2023C (AMT) (NR/A)
5,700,000	5.000		01/01/2037	6,301,000
4,750,000	5.000		01/01/2038	5,203,816
3,935,000	5.000		01/01/2039	4,275,583
City of Chicago Midway Airport Second Lien Revenue Refunding Bonds Series 2014A (A2/A)
1,000,000	5.000		01/01/2031	1,000,025
City of Chicago Midway Airport Second Lien Revenue Refunding Bonds Series 2016B (NR/A)
8,000,000	5.000		01/01/2041	8,124,057
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (AMT) (AGM) (NR/AA)
4,500,000	5.500		01/01/2053	4,814,056
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (AMT) (NR/A+)
1,500,000	5.250		01/01/2053	1,574,860
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2015A (AMT) (NR/A+)
12,045,000	5.000		01/01/2032	12,142,078
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2017D (NR/A+)
5,660,000	5.000		01/01/2052	5,705,847

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (NR/A+)
$2,250,000	4.500%	01/01/2048	$2,229,459
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2015A (AMT) (NR/A+)
1,000,000	5.000	01/01/2029	1,007,460
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2016B (NR/A+)
4,250,000	5.000	01/01/2033	4,372,049
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2022D (NR/A+)
2,500,000	4.000	01/01/2042	2,507,477
City of Chicago Second Lien Wastewater Transmission RB, Refunding Series 2023B (AGM) (NR/AA)
3,350,000	5.000	01/01/2035	3,834,058
1,300,000	5.000	01/01/2036	1,481,519
200,000	5.000	01/01/2037	225,982
1,660,000	5.000	01/01/2038	1,861,508
City of Chicago Second Lien Wastewater Transmission Revenue Refunding Bonds Series 2008C (NR/A+)
2,000,000	5.000	01/01/2035	2,017,318
City of Chicago Second Lien Water Revenue Refunding Bonds Series 2004 (NR/A+)
1,645,000	5.000	11/01/2026	1,712,340
Cook County Community School District No. 97 Oak Park GO Bonds Series 2020 (Aa2/NR)
200,000	4.000	01/01/2029	206,538
145,000	4.000	01/01/2030	149,833
Cook County High School District No. 209 Proviso Township GO Bonds Limited Tax School Series 2018 B (AGM) (NR/AA)
10,350,000	5.500	12/01/2036	11,561,775
Cook County Sales Tax RB Series 2018 (NR/AA-)
3,500,000	4.000	11/15/2037	3,555,809
County of Cook Sales Tax RB Refunding Series 2021 A (NR/AA-)
3,750,000	4.000	11/15/2039	3,663,964
County of Will Illinois GO Bonds Series 2019 (Aa1/AA+)
1,500,000	4.000	11/15/2047	1,424,312
District of Greater Chicago Metropolitan Water Reclamation GO UT Bonds 2016 Series E (NR/AA+)
7,520,000	5.000	12/01/2045	7,603,892
Eastern Illinois Economic Development Authority, Illinois Business District RB Remington Road & I-57 Business District Series 2023 (NR/NR)
615,000	5.000	11/01/2033	615,267
Illinois Finance Authority RB for Columbia College Chicago Series 2019 (NR/BBB+)
1,320,000	5.000	12/01/2034	1,370,615
1,695,000	5.000	12/01/2039	1,715,536
Illinois Finance Authority RB for Cook County School District No. 73 East Prairie Series 2018 (BAM) (A1/AA)
2,325,000	4.000	12/01/2036	2,352,025
1,420,000	4.000	12/01/2037	1,424,182
4,230,000	4.000	12/01/2042	4,230,388
Illinois Finance Authority RB for Cook County School District No. 95 Brookfield Series 2018 (Aa2/NR)
500,000	4.000	12/01/2038	503,133
400,000	4.000	12/01/2040	401,822
1,085,000	4.000	12/01/2042	1,087,669

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois Finance Authority RB for Depaul College Prep Foundation Series 2023A (NR/BB+)
$1,235,000	5.500	%(d)	08/01/2043	$1,308,852
Illinois Finance Authority RB for Dominican University Series 2022 (NR/BBB-)
1,000,000	5.000		03/01/2040	977,927
685,000	5.000		03/01/2042	665,700
Illinois Finance Authority RB for DuPage County Community High School District No. 99 Downers Grove Series 2020 A (NR/AA+)
1,300,000	4.000		12/15/2032	1,344,294
3,740,000	4.000		12/15/2033	3,852,771
1,700,000	4.000		12/15/2034	1,747,916
1,395,000	4.000		12/15/2035	1,437,421
2,750,000	3.000		12/15/2036	2,573,512
2,000,000	3.000		12/15/2037	1,827,033
Illinois Finance Authority RB for Mercy Health Corporation Series 2016 (A2/NR)
15,205,000	5.000		12/01/2046	15,376,491
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2017 A (Aa2/AA+)
24,305,000	4.000		07/15/2047	23,481,165
Illinois Finance Authority RB for Plymouth Place Series 2022A (NR/NR)
685,000	5.500		05/15/2026	688,757
725,000	5.500		05/15/2027	729,692
765,000	5.500		05/15/2028	769,984
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)
5,600,000	6.125	(d)	04/01/2049	5,470,546
Illinois Finance Authority RB Refunding for American Water Capital Corp. Project Series 2020 (NON-AMT) (Baa1/A)
1,000,000	3.875	(a)(b)	05/01/2040	1,003,457
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2021 B (NR/NR)
1,850,000	3.250		05/15/2027	786,250
Illinois Finance Authority RB Refunding for Edward Elmhurst Healthcare Obligation Group Series 2018 A (NR/AA-)
4,000,000	4.250	(c)	01/01/2028	4,196,507
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (NR/NR)
1,155,000	4.000		05/15/2027	1,136,671
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Ba2/NR)
750,000	5.000		09/01/2026	746,436
500,000	5.000		09/01/2027	498,429
500,000	5.000		09/01/2028	499,000
1,600,000	5.000		09/01/2030	1,595,592
1,000,000	5.000		09/01/2031	995,064
1,000,000	5.000		09/01/2032	992,509
1,035,000	5.000		09/01/2033	1,023,486
1,150,000	5.000		09/01/2034	1,130,725
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (Baa3/A-)
900,000	4.000		09/01/2041	852,943
4,100,000	5.000		09/01/2046	4,126,417

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois Finance Authority RB Refunding for Lawndale Educational & Regional Network Charter School Obligated Group Series 2021 (NR/BBB)
$650,000	4.000%		11/01/2041	$592,470
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (NR/NR)
375,000	5.000		05/15/2041	328,630
Illinois Finance Authority RB Refunding for University of Chicago Series 2018 A (Aa2/AA-)
3,025,000	5.000		10/01/2041	3,142,679
Illinois Finance Authority RB Refunding for University of Chicago Series 2021 A (Aa2/AA-)
1,380,000	5.000		10/01/2037	1,670,919
Illinois Finance Authority RB Series 2021 (NR/BB+)
375,000	4.000	(d)	10/01/2042	312,131
Illinois Finance Authority RB, Columbia College Chicago, Series 2019 (NR/BBB+)
1,000,000	5.000		12/01/2049	992,091
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (NR/AA-)
1,230,000	5.000		01/01/2036	1,342,232
5,290,000	4.000		01/01/2038	5,323,174
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (NR/AA-)
5,985,000	5.000		01/01/2027	6,287,886
9,605,000	5.000		01/01/2028	10,278,112
11,500,000	5.000		01/01/2029	12,564,138
Illinois Sport Facilities Authority Sport Facilities Refunding Bonds Series 2021 (NR/BBB+)
1,500,000	5.000		06/15/2030	1,621,045
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (NR/AA)
4,160,000	5.000		06/15/2027	4,160,583
Illinois Sports Facilities Authority Sports Facilities Refunding Bonds Series 2021 (NR/BBB+)
480,000	5.000		06/15/2032	516,911
Illinois State GO Bonds Series 2017 A (A3/A-)
375,000	4.500		12/01/2041	377,655
Illinois State GO Bonds Series 2017 D (A3/A-)
2,000,000	5.000		11/01/2025	2,048,721
13,250,000	5.000		11/01/2026	13,817,523
24,005,000	5.000		11/01/2028	25,446,630
Illinois State GO Bonds Series 2018 A (A3/A-)
16,380,000	5.000		05/01/2031	17,587,129
1,760,000	5.000		05/01/2042	1,816,979
1,760,000	5.000		05/01/2043	1,814,776
Illinois State GO Bonds Series 2019 A (A3/A-)
8,000,000	5.000		11/01/2024	8,065,860
Illinois State GO Bonds Series 2019 C (A3/A-)
3,980,000	4.000		11/01/2042	3,791,131
Illinois State GO Bonds Series 2020 (A3/A-)
1,525,000	5.500		05/01/2039	1,678,064
4,240,000	5.750		05/01/2045	4,639,245
Illinois State GO Refunding Bonds Series 2016 (AGM) (A1/AA)
1,185,000	4.000		02/01/2031	1,206,246
Illinois State GO Refunding Bonds Series 2018 B (A3/A-)
2,340,000	5.000		10/01/2031	2,527,600

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois State Taxable Pension Funding GO Bonds Series 2003 (A3/A-)
$18,470,000	5.100%		06/01/2033	$18,335,562
Illinois State Toll Highway Authority Toll Highway Senior RB 2019 Series C (Aa3/AA-)
5,000,000	5.000		01/01/2025	5,053,218
Metropolitan Pier & Exposition Authority Dedicated State Tax RB for McCormick Place Expansion Series 2002A (NATL) (Baa2/A)
2,000,000	0.000	(f)	06/15/2034	1,389,498
1,860,000	0.000	(f)	06/15/2038	1,062,795
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL) (Baa2/A)
6,920,000	0.000	(f)	12/15/2032	5,106,807
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (Baa2/A)
1,370,000	0.000	(f)	12/15/2031	1,049,757
2,190,000	0.000	(f)	06/15/2033	1,583,426
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (NR/A)
2,000,000	5.000		12/15/2028	2,108,792
300,000	5.000		12/15/2032	315,571
600,000	5.000		12/15/2033	630,969
500,000	5.000		12/15/2034	525,241
1,260,000	0.000	(g)	12/15/2037	954,128
3,500,000	0.000	(g)	12/15/2042	2,566,349
3,850,000	0.000	(g)	12/15/2047	2,763,516
Metropolitan Pier and Exposition Authority McCormick Place Expansion Project Refunding Bonds Series 2022A (NR/A)
5,355,000	4.000		06/15/2052	4,858,149
Regional Transportation Authority Illinois GO Bonds Series 2016 A (Aa3/AA)
2,730,000	4.000		06/01/2046	2,704,787
Regional Transportation Authority Illinois GO Refunding Bonds Series 2017 A (NR/AA)
4,430,000	5.000		07/01/2029	4,711,609
Sales Tax Securitization Corp Bonds Series 2018C (NR/AA-)
2,705,000	5.000		01/01/2026	2,782,372
Sales Tax Securitization Corp. Bonds Series 2018C (NR/AA-)
4,180,000	5.000		01/01/2025	4,221,711
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2020A (NR/AA-)
2,240,000	5.000		01/01/2025	2,262,352
3,535,000	5.000		01/01/2026	3,636,113
4,000,000	5.000		01/01/2027	4,202,431
10,905,000	5.000		01/01/2028	11,669,215
485,000	5.000		01/01/2029	529,879
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2021A (NR/AA-)
2,000,000	5.000		01/01/2026	2,057,207
7,500,000	5.000		01/01/2029	8,194,003
Sales Tax Securitization Corporation Second Lien Sales Tax Securitization Bonds, Refunding Series 2023C (Forward Delivery) (NR/AA-)
1,000,000	5.000		01/01/2035	1,143,894

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Sales Tax Securitization Corporation Second Lien Sales Tax Securitization Bonds, Refunding Series 2023C Forward Delivery (NR/AA-)
$100,000	5.000%		01/01/2036	$113,797
South Sangamon Water Commission GO Refunding Bonds for Alternative Revenue Source Series 2020 (AGM) (A3/AA)
1,000,000	4.000		01/01/2032	1,035,437
325,000	4.000		01/01/2033	336,414
475,000	4.000		01/01/2034	491,440
420,000	4.000		01/01/2035	433,684
470,000	4.000		01/01/2037	478,868
Southwestern Ill Dev Authority Local Govt Revenue Bonds Edwardsville Cusd #7 2007 (AGM) (NR/AA)
6,055,000	0.000	(f)	12/01/2025	5,702,332
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (A1/AA)
4,000,000	3.500		03/01/2030	4,004,681
State of Illinois GO Bonds Series 2016 (A3/A-)
1,115,000	3.500		06/01/2031	1,077,361
State of Illinois GO Bonds Series 2017 A (A3/A-)
1,455,000	4.250		12/01/2040	1,444,418
State of Illinois GO Bonds Series 2017 D (A3/A-)
925,000	3.250		11/01/2026	910,362
State of Illinois GO Bonds Series 2017C (A3/A-)
12,830,000	5.000		11/01/2029	13,601,529
State of Illinois GO Bonds Series 2017D (A3/A-)
10,000,000	5.000		11/01/2027	10,628,319
State of Illinois GO Bonds Series 2019B (A3/A-)
2,000,000	4.000		11/01/2034	2,030,453
State of Illinois GO Bonds Series 2020D (A3/A-)
5,425,000	5.000		10/01/2024	5,463,167
State of Illinois GO Bonds Series 2021A (A3/A-)
4,195,000	4.000		03/01/2041	4,093,651
State of Illinois GO Bonds Series 2022A (A3/A-)
875,000	5.500		03/01/2047	955,213
State of Illinois GO Bonds Series 2023B (A3/A-)
3,000,000	5.500		05/01/2047	3,278,412
State of Illinois GO Bonds, Series of May 2023B (A3/A-)
1,760,000	5.250		05/01/2038	1,968,134
2,195,000	5.250		05/01/2039	2,439,738
2,700,000	5.250		05/01/2040	2,984,824
State of Illinois GO Refunding Bonds Series 2018A (A3/A-)
500,000	5.000		10/01/2028	539,708
State of Illinois GO Unlimited Bonds Series 2017 A (A3/A-)
1,500,000	4.000		12/01/2033	1,511,081
10,700,000	4.250		12/01/2037	10,734,881
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (A3/A-)
5,100,000	5.000		10/01/2027	5,405,712
State of Illinois RB Refunding Series 2016 C (BAM-TCRS) (NR/AA)
5,580,000	4.000		06/15/2028	5,679,054
State of Illinois Sales Tax RB Junior Obligation Series C (NR/A)
16,365,000	5.000		06/15/2044	18,076,596
Upper Illinois River Valley Development Authority Educational Facility RB for Elgin Math & Science Academy Charter School Project Series 2023A (Ba2/NR)
2,200,000	5.625	(d)	03/01/2043	2,208,102

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Upper Illinois River Valley Development Authority RB Refunding for Prairie Crossing Charter School Series 2020 (NR/NR)
$265,000	4.000	%(d)	01/01/2031	$256,000
1,050,000	5.000	(d)	01/01/2045	1,002,927
Village of Hillside Illinois Tax Increment RB Refunding Series 2018 (NR/NR)
2,690,000	5.000		01/01/2030	2,707,236
Village of Morton Grove Tax Increment Senior Lien RB for Sawmill Station Redevelopment Project Series 2019 (NR/NR)
1,200,000	4.250		01/01/2029	1,162,238
Village of Romeoville GO Refunding Bonds Series 2019 (Aa2/NR)
3,055,000	5.000		12/30/2027	3,286,257
3,235,000	5.000		12/30/2028	3,554,524
Village of Romeoville RB Refunding for Lewis University Series 2018 B (NR/BBB)
210,000	4.125		10/01/2041	184,537
1,420,000	4.125		10/01/2046	1,190,336
Will County Community High School District No. 210 Lincoln- Way GO Refunding Bonds Series 2020 (AGM) (A2/AA)
650,000	4.000		01/01/2034	658,374

				926,026,599

Indiana - 0.5%
City of Mishawaka RB for Sewerage Works Series 2018 (AGM) (NR/AA)
1,845,000	2.000		09/01/2038	1,481,455
Indiana Finance Authority CHF - Tippecanoe, LLC - Student Housing Project Student Housing RB Series 2023A (NR/BBB-)
1,550,000	5.125		06/01/2058	1,597,646
Indiana Finance Authority Educational Facilities RB for Marian University, Inc. Series 2019 A (NR/BBB)
540,000	5.000		09/15/2034	556,814
680,000	5.000		09/15/2039	687,019
445,000	4.000		09/15/2044	379,502
Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds Series 2021A (B1/BB-)
2,165,000	4.125		12/01/2026	2,164,629
Indiana Finance Authority First Lien Wastewater Utility RB Refunding for CWA Authority Project Series 2023A (Aa3/AA)
1,250,000	5.000		10/01/2035	1,465,946
1,000,000	5.000		10/01/2036	1,163,661
1,000,000	5.000		10/01/2037	1,152,672
75,000	5.000		10/01/2038	85,830
Indiana Finance Authority First Lien Wastewater Utility RB Refunding for CWA Authority Project Series 2024A forward Delivery (Aa3/AA)
1,000,000	5.000	(h)	10/01/2040	1,111,282
1,500,000	5.000	(h)	10/01/2041	1,658,487
1,700,000	5.000	(h)	10/01/2043	1,861,686
1,600,000	5.000	(h)	10/01/2044	1,746,710
1,250,000	5.000	(h)	10/01/2045	1,359,521
Indiana Finance Authority First Lien Wastewater Utility RB Series 2015A (NR/AA)
16,825,000	5.000		10/01/2045	16,911,312
Indiana Finance Authority RB for Goshen Health Obligated Group Series 2019 B (NR/BBB+)
2,300,000	2.100	(a)(b)	11/01/2049	2,183,820

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Indiana – (continued)
Indiana Finance Authority RB for KIPP Indianapolis, Inc. Series 2020 A (Ba1/NR)
$185,000	4.000%		07/01/2030	$177,564
300,000	5.000		07/01/2040	292,806
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 B (Baa3/NR)
2,110,000	3.000		11/01/2030	1,959,772
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 C (Baa3/NR)
2,350,000	3.000		11/01/2030	2,182,684
Indiana Finance Authority RB Refunding for BHI Senior Living Obligated Group Series 2021 B (NR/NR)
350,000	1.990		11/15/2024	341,228
360,000	2.450		11/15/2025	340,401
465,000	2.520		11/15/2026	427,276
610,000	2.920		11/15/2027	552,866
850,000	3.210		11/15/2028	760,708
880,000	3.260		11/15/2029	769,488
670,000	3.300		11/15/2030	572,018
Town of Upland Economic Development RB for Taylor University Project Series 2021 (NR/A-)
1,300,000	4.000		09/01/2033	1,309,448

				47,254,251

Iowa - 0.4%
City of Coralville GO Annual Appropriation Refunding Bonds Series 2022C (NR/NR)
11,195,000	5.000		05/01/2042	10,865,116
City of Davenport GO Corporate Bonds Series 2019 IA (Aa2/AA)
1,060,000	4.000		06/01/2031	1,092,784
Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds Series 2022 (Baa3/BBB-)
5,800,000	4.000	(a)(b)	12/01/2050	6,045,766
Iowa Finance Authority RB for Gevo NW Iowa RNG LLC Series 2021 (Aa3/NR)
5,500,000	3.875	(a)(b)(h)	01/01/2042	5,500,000
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-1 (NR/NR)
1,700,000	4.000		05/15/2055	1,206,689
2,300,000	5.000		05/15/2055	1,977,410
Iowa Finance Authority RB for Lifespace Communities, Inc. Series 2018A (NR/NR)
2,150,000	5.000		05/15/2043	2,006,810
3,300,000	5.000		05/15/2048	2,963,178
Iowa Higher Education Loan Authority Private College Facility RB Series 2022 (Baa1/BBB+)
925,000	5.375		10/01/2052	958,587
Iowa Tobacco Settlement Authority RB Refunding Series 2021 B-1 (NR/BBB+)
6,025,000	4.000		06/01/2049	6,079,835

				38,696,175

Kansas - 0.3%
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
825,000	4.000		06/01/2036	763,957
City of Topeka Health Care Facilities RB for Brewster Place Series 2022A (NR/NR)
1,750,000	6.500		12/01/2052	1,778,736

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Kansas – (continued)
City of Wichita Health Care Facilities RB for Presbyterian Manors Obligated Group Series III-2019 (NR/NR)
$1,015,000	4.000%		05/15/2024	$1,012,775
1,060,000	5.000		05/15/2025	1,050,754
City of Wichita Health Care Facilities RB Presbyterian Manors, Inc. Series III, 2019 (NR/NR)
1,110,000	5.000		05/15/2026	1,091,158
Salina Airport Authority GO Bonds 2023B (AGM-CR) (Aa3/AA)
3,565,000	4.000		09/01/2036	3,640,813
Unified School District No. 500 Wyandotte County GO Improvement Bonds Series 2016-A (Aa3/AA-)
15,850,000	5.250	(c)	09/01/2026	16,671,666

				26,009,859

Kentucky - 1.3%
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022A (NR/NR)
1,925,000	4.450	(d)	01/01/2042	1,899,304
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022B (NR/NR)
1,945,000	3.700	(d)	01/01/2032	1,902,561
City of Henderson, Kentucky Exempt Facilities RB Pratt Paper KY, LLC Project Series 2022A (NR/NR)
525,000	4.700	(d)	01/01/2052	520,140
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2006 B (A1/A)
4,525,000	2.125		10/01/2034	3,607,709
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2008 A (A1/A)
6,100,000	2.000		02/01/2032	5,056,296
County of Owen Water Facilities Refunding RB Series 2020 (NON-AMT) (Baa1/A)
1,000,000	3.875	(a)(b)	06/01/2040	1,007,639
Fayette County School District Finance Corp. School Building RB Series 2023A (ST INTERCEPT) (Aa3/AA-)
4,145,000	4.000		03/01/2045	4,026,028
4,400,000	4.000		03/01/2048	4,209,926
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (NR/A-)
280,000	4.000		03/01/2046	249,578
330,000	4.000		03/01/2049	287,204
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (A1/AA)
3,200,000	4.000		06/01/2037	3,207,549
400,000	4.000		06/01/2045	379,244
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2016 A (NR/A)
2,000,000	4.000		10/01/2034	2,012,100
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2003 A (A1/A)
17,250,000	2.000		10/01/2033	14,005,229
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 A (Aa3/AA)
10,000,000	4.000		05/15/2038	10,012,613

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Kentucky – (continued)
Louisville Jefferson County Metro Government Health System RB for Norton Healthcare Series 2023A (NR/A)
$3,600,000	5.000%		10/01/2040	$3,959,099
2,455,000	5.000		10/01/2041	2,674,425
830,000	5.000		10/01/2042	897,382
Louisville Jefferson County Metro Government Health System RB Series 2016A (Norton Healthcare, Inc.) (NR/A)
2,125,000	5.000		10/01/2033	2,193,228
Public Energy Authority of Kentucky Gas Supply RB Series 2020A (A1/NR)
32,050,000	4.000	(a)(b)	12/01/2050	31,987,156
Public Energy Authority of Kentucky Gas Supply RB Series 2022 A-1 (A1/NR)
17,730,000	4.000	(a)(b)	08/01/2052	17,719,846
Public Energy Authority of Kentucky Gas Supply RR Bonds 2023 Series A-1 (Fixed Rate) 2023 (A1/NR)
5,750,000	5.250	(a)(b)	04/01/2054	6,244,065
University of Kentucky General Receipts Refunding Bonds Series 2015 A (ST INTERCEPT) (Aa2/AA+)
3,260,000	4.000		04/01/2026	3,275,657

				121,333,978

Louisiana - 1.7%
Calcasieu Parish Memorial Hospital Service District RB for Southwest Louisiana Healthcare System Obligated Group Series 2019 (NR/BB)
1,150,000	4.000		12/01/2024	1,141,440
4,155,000	5.000		12/01/2025	4,124,012
3,555,000	5.000		12/01/2027	3,541,003
1,600,000	5.000		12/01/2028	1,598,240
City of New Orleans Sewerage Service RB Series 2020 B (AGM) (NR/AA)
310,000	4.000		06/01/2036	320,367
285,000	4.000		06/01/2037	291,580
310,000	4.000		06/01/2038	314,732
400,000	4.000		06/01/2039	404,338
Lake Charles Harbor & Terminal District RB Series 2021 (A3/NR)
17,000,000	1.000	(a)(b)	12/01/2051	16,644,294
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)
370,000	3.625	(d)	06/01/2024	369,180
2,540,000	3.750	(d)	06/01/2030	2,410,797
5,070,000	4.375	(d)	06/01/2048	4,448,029
Lakeshore Villages Master Community Development District Special Assessment Series 2021 (NR/NR)
365,000	2.375		06/01/2026	347,328
Louisiana Local Government Environmental Facilities & Community Development Authority Insurance Assessment RB for Louisiana Insurance Guaranty Association Project Series 2022B (A1/NR)
1,935,000	5.000		08/15/2026	1,998,394
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Downsville Community Charter School Project Series 2023 (NR/NR)
1,765,000	6.500	(d)	06/15/2038	1,825,621
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for City of Shreveport Series 2008 (NR/BBB+)
16,840,000	5.000	(d)	04/01/2035	17,228,741

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Louisiana – (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds for Westlake Chemical Corp. Project Series 2017 (Baa2/BBB)
$18,260,000	3.500%		11/01/2032	$17,601,955
Louisiana Offshore Terminal Authority Deepwater Port RB for Loop LLC Project Series 2007A (A3/NR)
7,110,000	4.150		09/01/2027	7,166,783
Louisiana Offshore Terminal Authority Deepwater Port RB for Loop LLC Project Series 2013A (NON-AMT) (A3/NR)
6,325,000	4.200	(a)(b)	09/01/2033	6,463,577
Louisiana Offshore Terminal Authority Deepwater Port RB for Loop LLC Project Series 2013C (NON-AMT) (A3/NR)
7,900,000	4.200	(a)(b)	09/01/2034	8,075,380
Louisiana Public Facilities Authority RB for Geo Academies Mid-City Project Series 2022 (NR/NR)
420,000	5.625	(d)	06/01/2037	430,530
Louisiana Public Facilities Authority RB for Jefferson Rise Charter School Project Series 2022A (NR/NR)
400,000	6.000	(d)	06/01/2037	393,891
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (NR/A)
1,295,000	4.000		06/01/2050	1,197,046
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (AGM) (NR/AA)
3,530,000	3.000		06/01/2050	2,685,522
Louisiana Public Facilities Authority RB for Louisiana State University & Agricultural & Mechanical College Auxiliary Greenhouse Phase III Project Series 2019 A (A3/NR)
900,000	4.000		07/01/2044	869,047
Louisiana Public Facilities Authority RB Refunding for Loyola University New Orleans Series 2021 (Baa1/BBB)
1,625,000	4.000		10/01/2036	1,645,371
1,000,000	4.000		10/01/2037	1,004,552
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A3/A)
3,695,000	4.000		05/15/2042	3,600,730
600,000	5.000		05/15/2046	611,760
Louisiana Public Facilities Authority RB Series 2021A (NR/NR)
870,000	4.000	(d)	06/01/2031	813,617
1,235,000	4.000	(d)	06/01/2041	1,002,279
Louisiana Public Facilities Authority RB Series 2021C (NR/NR)
490,000	4.000	(d)	06/01/2031	458,244
1,225,000	4.000	(d)	06/01/2041	994,163
Louisiana Public Facilities Authority Revenue Refunding Bonds for Ochsner Clinic Foundation Project Series 2017 (A3/A)
2,400,000	5.000		05/15/2042	2,459,459
Louisiana Stadium and Exposition District Senior RB, Tax-Exempt Series 2023A (A2/NR)
2,250,000	5.000		07/01/2035	2,608,967
1,400,000	5.000		07/01/2036	1,611,874
200,000	5.000		07/01/2037	228,310
1,425,000	5.000		07/01/2038	1,610,797
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (Baa3/BBB-)
7,210,000	4.050	(a)(b)	06/01/2037	7,159,207
Parish of St. John the Baptist Revenue Refunding Bonds for Marathon Oil Project Series 2017 (Baa3/BBB-)
21,235,000	2.200	(a)(b)	06/01/2037	20,253,816

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Louisiana – (continued)
Parish of St. John The Baptist Revenue Refunding Bonds Series 2017 (Baa3/BBB-)
$15,505,000	2.100	%(a)(b)	06/01/2037	$15,408,187

				163,363,160

Maine - 0.2%
City of Portland General Airport RB Refunding Green Bonds Series 2019 (Baa1/A-)
800,000	3.000		01/01/2027	782,933
300,000	5.000		01/01/2028	319,708
225,000	5.000		01/01/2029	244,363
270,000	5.000		01/01/2030	298,475
370,000	5.000		01/01/2031	411,235
810,000	5.000		01/01/2032	893,238
890,000	5.000		01/01/2033	980,217
620,000	5.000		01/01/2034	682,560
City of Portland, Maine General Airport Refunding RB Series 2016 (NON-AMT) (Baa1/A-)
1,295,000	5.000		01/01/2038	1,313,585
Finance Authority of Maine RB Refunding for Supplemental Education Loan Series 2019 A-1 (AMT) (AGM) (A2/AA)
500,000	5.000		12/01/2024	502,996
450,000	5.000		12/01/2025	458,457
1,530,000	5.000		12/01/2026	1,563,978
1,500,000	5.000		12/01/2027	1,555,380
1,000,000	5.000		12/01/2028	1,042,846
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2020 A (A1/A+)
200,000	4.000		07/01/2045	196,012
Maine Health & Higher Educational Facilities Authority RB for MaineHealth Series 2020A (A1/A+)
6,785,000	4.000		07/01/2050	6,497,406
Maine Health & Higher Educational Facilities Authority RB Refunding for Northern Light Health Obligated Group Series 2021 A (AGM ST INTRCPT ST RES BD GTY) (A1/AA)
500,000	2.500		07/01/2029	491,227

				18,234,616

Maryland - 1.0%
Baltimore County RB for Riderwood Village Facility Series 2020 (NR/NR)
155,000	4.000		01/01/2036	156,373
900,000	4.000		01/01/2039	884,962
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
425,000	4.000		09/01/2027	415,417
650,000	4.500		09/01/2033	639,434
City of Baltimore Project RB for Stormwater Projects Series 2019A (Aa2/AA-)
4,465,000	5.000		07/01/2049	4,688,226
City of Baltimore Tax Allocation Refunding for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)
100,000	2.750	(d)	06/01/2024	99,579
40,000	3.000	(d)	06/01/2024	39,831
125,000	2.800	(d)	06/01/2025	122,117
135,000	2.850	(d)	06/01/2026	129,829
175,000	2.950	(d)	06/01/2027	166,171
190,000	3.050	(d)	06/01/2028	178,080
200,000	3.150	(d)	06/01/2029	185,924

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)
City of Baltimore Tax Allocation Refunding for Harbor Point Special Taxing District Project Series 2019 A (NR/NR) – (continued)
$300,000	3.375	%(d)	06/01/2029	$280,278
200,000	3.200	(d)	06/01/2030	184,735
200,000	3.250	(d)	06/01/2031	185,124
250,000	3.300	(d)	06/01/2032	230,924
270,000	3.350	(d)	06/01/2033	246,313
City of Brunswick Special Tax Refunding for Brunswick Crossing Special Taxing District Series 2019 (NR/NR)
245,000	3.000		07/01/2024	244,126
945,000	4.000		07/01/2029	928,941
City of Gaithersburg Economic Development Project RB for Asbury Maryland Obligated Group Series 2022 (NR/NR)
1,675,000	5.000		01/01/2037	1,697,405
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (NR/NR)
440,000	4.000		01/01/2038	431,024
370,000	4.000		01/01/2039	358,258
1,330,000	4.000		01/01/2040	1,273,556
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (NR/NR)
615,000	4.000		01/01/2032	625,180
530,000	4.000		01/01/2033	538,630
450,000	4.000		01/01/2034	456,899
150,000	4.000		01/01/2035	151,964
1,380,000	4.000		01/01/2037	1,383,387
1,045,000	4.000		01/01/2038	1,037,707
1,725,000	4.000		01/01/2040	1,678,614
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (AGC) (NR/AA)
410,000	5.700		07/01/2029	410,706
Frederick County Maryland Tax Allocation Refunding for Oakdale-Lake Linganore Development District Series 2019 B (NR/NR)
1,410,000	3.750		07/01/2039	1,258,052
Frederick County Urbana Community Development Authority Special Tax Refunding Series 2020 B (NR/NR)
255,000	4.000		07/01/2040	237,194
Hagerstown Stadium Authority Multi-Use Sports and Events Facility Lease RB Series 2022A (Aa2/NR)
1,990,000	5.000		06/01/2040	2,199,503
2,085,000	5.000		06/01/2041	2,296,334
2,190,000	5.000		06/01/2042	2,401,200
Howard County Consolidated Public Improvement Refunding Bonds 2017 Series D (Aaa/AAA)
2,355,000	5.000		02/15/2027	2,495,534
Maryland Economic Development Corp. Adjustable Mode Revenue Refunding Bonds for Constellation Energy Group Inc. Project Series 2006B (Baa1/BBB+)
1,625,000	4.100	(a)(b)	10/01/2036	1,670,299
Maryland Economic Development Corp. Private Activity RB for Purple Line Light Rail Project Series 2022A (Baa3/NR)
3,150,000	5.000		11/12/2028	3,230,930
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (AMT) (Baa2/NR)
1,000,000	5.000		06/01/2049	1,019,756
Maryland Economic Development Corp. RB for United States Social Security Administration Series 2021 (Ba2/NR)
5,490,000	3.997		04/01/2034	4,380,206

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)
Maryland Health & Higher Educational Facilities Authority RB for Adventist Healthcare Obligated Group Series 2016 A (Baa3/NR)
$12,975,000	5.500%		01/01/2046	$13,151,024
Maryland Health & Higher Educational Facilities Authority RB for St. John’s College Series 2020 (NR/BBB+)
390,000	4.000		10/01/2025	389,588
Maryland Health & Higher Educational Facilities Authority RB Refunding for Frederick Health, Inc. Obligated Group Series 2020 (Baa1/NR)
800,000	3.250		07/01/2039	662,446
350,000	4.000		07/01/2040	344,421
750,000	4.000		07/01/2045	718,727
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (NR/BBB+)
425,000	4.000		10/01/2027	427,661
440,000	4.000		10/01/2028	444,727
355,000	4.000		10/01/2029	360,162
475,000	4.000		10/01/2030	482,848
795,000	3.000		10/01/2034	728,448
475,000	4.000		10/01/2040	454,747
Maryland Health and Higher Educational Facilities Authority RB Adventist Healthcare Issue Series 2020 (Baa3/NR)
865,000	4.000		01/01/2038	806,116
Maryland Health and Higher Educational Facilities Authority RB Imagine Andrews Public Charter School Issue Series 2022A (NR/NR)
650,000	5.500	(d)	05/01/2042	638,290
Maryland Health and Higher Educational Facilities Authority RB Monocacy Montessori Communities Issue Series 2023 (NR/NR)
250,000	5.250	(d)	07/01/2033	256,534
300,000	5.875	(d)	07/01/2043	306,009
Maryland Health and Higher Educational Facilities Authority RB University of Maryland Medical System Issue Series 2020B-1 (A2/A)
3,325,000	5.000	(a)(b)	07/01/2045	3,354,500
Maryland Stadium Authority Baltimore City Public Schools Construction and Revitalization Program Revenue Bonds Series 2022C (ST INTERCEPT) (Aa3/AA-)
10,300,000	0.000	(f)	05/01/2051	2,807,567
10,300,000	0.000	(f)	05/01/2052	2,660,176
Mayor and City Council of Baltimore City of Baltimore, Maryland Convention Center Hotel Revenue Refunding Bonds, Series 2017 (NR/B)
3,000,000	5.000		09/01/2032	2,985,480
1,250,000	5.000		09/01/2035	1,239,385
Mayor and City Council of Baltimore Subordinate Special Obligation RB for Harbor Point Project Series 2022 (NR/NR)
390,000	4.500		06/01/2033	393,569
675,000	4.875		06/01/2042	677,347
Prince George County Special Obligation Bonds Series 2018 (NR/NR)
3,295,000	5.125	(d)	07/01/2039	3,239,446
Prince George’s County GO Bonds Consolidated Public Improvement Bonds Series 2014A (Aaa/AAA)
4,010,000	4.000		09/01/2032	4,010,583
1,545,000	4.000		09/01/2033	1,545,183

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)
State of Maryland GO Bonds for State & Local Facilities Loan Series 2022A (Aaa/AAA)
$10,000,000	5.000%		06/01/2037	$11,513,876

				95,837,582

Massachusetts - 1.1%
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2023, Series A (Aa1/AA+)
2,240,000	5.000		05/01/2053	2,400,931
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2024 Series A (Aa1/AA+)
33,000,000	5.000		01/01/2049	35,904,508
Massachusetts Bay Transportation Authority Subordinated Sales Tax Bonds 2021 Series A (Aa3/AA+)
10,000,000	4.000		07/01/2051	9,743,461
Massachusetts Development Finance Agency RB for Harvard University Series 2016 A (Aaa/AAA)
5,000,000	5.000		07/15/2036	6,220,870
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (NR/NR)
1,500,000	5.000	(d)	11/15/2028	1,562,735
Massachusetts Development Finance Agency RB Refunding for Carleton-Willard Homes, Inc. Series 2019 (NR/A-)
225,000	4.000		12/01/2042	202,599
245,000	5.000		12/01/2042	247,989
Massachusetts Development Finance Agency RB Refunding for Milford Regional Medical Center Obligated Group Series 2020 G (NR/B)
125,000	5.000	(d)	07/15/2024	124,762
125,000	5.000	(d)	07/15/2025	124,610
Massachusetts Development Finance Agency RB Refunding for Wellforce Obligated Group Series 2020 C (AGM) (NR/AA)
425,000	5.000		10/01/2029	462,719
325,000	5.000		10/01/2030	359,244
450,000	5.000		10/01/2031	489,880
400,000	5.000		10/01/2032	434,935
500,000	5.000		10/01/2033	542,548
450,000	5.000		10/01/2034	484,761
Massachusetts Development Finance Agency Sustainability RB for Boston Medical Center Issue Series 2023 G (Baa2/BBB)
665,000	5.000		07/01/2025	673,799
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (NR/BBB-)
425,000	5.000		07/01/2038	428,844
2,250,000	5.000		07/01/2039	2,259,997
Massachusetts School Building Authority Senior Dedicated Sales Tax Bonds 2016 Series B (Aa2/AA+)
3,500,000	5.000		11/15/2039	3,638,890
Massachusetts School Building Authority Subordinated Dedicated Sales Tax Bonds 2018 Series B (Aa3/AA)
10,735,000	4.000		02/15/2041	10,607,621
Massachusetts State GO Bonds Consolidated Loan Series 2018 D (Aa1/AA+)
4,030,000	4.000		05/01/2039	4,074,971
Massachusetts Water Resources Authority General Revenue Refunding Bonds, 2014 Series F (Aa1/AA+)
7,915,000	4.000	(c)	08/01/2024	7,925,498

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Massachusetts – (continued)
The Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2018 Series E (Aa1/AA+)
$7,525,000	5.250%		09/01/2043	$8,053,910
The Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2022, Series C (Aa1/AA+)
2,760,000	5.000		10/01/2052	2,953,161

				99,923,243

Michigan - 2.4%
City of Detroit Downtown Development Authority Tax Increment RR Bonds, Series 2018A (AGM) (NR/AA)
700,000	5.000		07/01/2030	701,171
1,785,000	5.000		07/01/2031	1,787,766
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)
50,843,183	4.000	(a)	04/01/2044	40,175,129
City of Detroit GO Bonds Series 2020 (Baa2/BB+)
265,000	5.000		04/01/2024	265,000
275,000	5.000		04/01/2025	277,227
290,000	5.000		04/01/2026	296,101
615,000	5.000		04/01/2027	634,018
645,000	5.000		04/01/2028	672,296
455,000	5.000		04/01/2029	480,297
710,000	5.000		04/01/2030	756,405
City of Detroit GO Bonds Series 2021 A (Baa2/BB+)
1,365,000	5.000		04/01/2030	1,454,215
2,280,000	5.000		04/01/2036	2,429,867
250,000	5.000		04/01/2038	262,433
1,500,000	5.000		04/01/2039	1,567,276
City of Detroit GO Bonds Series 2021 B (Baa2/BB+)
400,000	2.189		04/01/2024	400,000
500,000	2.511		04/01/2025	482,801
675,000	2.711		04/01/2026	636,048
City of Detroit Tax Exempt UT GO Bonds, Series 2023A Social Bonds (Baa2/BB+)
1,000,000	5.250		05/01/2024	1,000,424
1,750,000	5.250		05/01/2025	1,770,244
1,250,000	5.250		05/01/2026	1,283,390
City of Detroit, County of Wayne, State of Michigan Unlimited Tax GO Bonds, Series 2021A (Tax-Exempt) (Social Bonds) (Baa2/BB+)
1,880,000	5.000		04/01/2037	1,986,085
City of Detroit, County of Wayne, UT GO Social Bonds Series 2021A (Tax Exempt) (Baa2/BB+)
1,250,000	5.000		04/01/2035	1,338,682
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (NR/AA)
1,075,000	5.000		07/01/2026	1,077,066
1,130,000	5.000		07/01/2027	1,132,199
1,000,000	5.000		07/01/2028	1,001,946
300,000	5.000		07/01/2029	300,547
1,650,000	5.000		07/01/2033	1,652,106
3,495,000	5.000		07/01/2037	3,495,999
Detroit Financial Recovery Bonds LT Series B-2 (NR/NR)
2,556,114	4.000	(a)	04/01/2044	2,019,783
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (Aa3/AA)
(3M USD LIBOR + 0.60%)
11,250,000	4.346	(e)	07/01/2032	10,757,489

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
Great Lakes Water Authority Sewage Disposal System RR Senior Lien Bonds Series 2018B (Aa3/AA-)
$5,125,000	5.000%		07/01/2029	$5,688,156
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien Bonds Series 2016C (Aa3/AA-)
10,525,000	5.250		07/01/2035	10,971,468
Great Lakes Water Authority Water Supply System RR Senior Lien Bonds, Series 2016C (Aa3/AA-)
17,775,000	5.250		07/01/2034	18,554,169
Ivywood Classical Academy Public School Academy Bonds, Series 2023 (NR/NR)
1,000,000	5.875		01/01/2044	1,005,142
Kentwood Economic Development Corp. RB Refunding for Holland Home Obligated Group Series 2022 (NR/NR)
485,000	4.000		11/15/2031	459,274
Michigan Finance Authority Act 38 Facilities Senior RB for The Henry Ford Health Detroit South Campus Central Utility Plant Project Series 2024 (Green Bonds) (A3/NR)
1,850,000	5.500	(h)	02/28/2049	2,034,910
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2022 (NR/BBB-)
645,000	4.000		02/01/2042	537,583
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A2/A)
3,700,000	4.000		11/15/2050	3,361,625
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (A1/NR)
6,380,000	4.000		02/15/2047	6,018,786
13,070,000	4.000		02/15/2050	12,076,140
Michigan Finance Authority Local Government Loan Program RB for Detroit Water & Sewage Department Water Supply System Project Series 2014D (Aa3/AA-)
1,000,000	5.000		07/01/2032	1,001,897
400,000	5.000		07/01/2034	400,729
Michigan Finance Authority Local Government Loan Program RB for Detroit Water & Sewage Department Water Supply System Project Series 2015C (A1/A+)
3,000,000	5.000		07/01/2034	3,027,308
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL) (A1/A+)
650,000	5.000		07/01/2036	650,846
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (Aa3/AA)
325,000	5.000		07/01/2032	325,818
250,000	5.000		07/01/2033	250,456
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-2 (A1/A+)
2,100,000	5.000		07/01/2034	2,118,352
Michigan Finance Authority RB Refunding for Hanley International Academy, Inc. Series 2021 (NR/BB+)
995,000	3.500		09/01/2030	933,191

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
Michigan Finance Authority RB Refunding for Kettering University Series 2020 (NR/A-)
$450,000	4.000%		09/01/2045	$418,013
475,000	4.000		09/01/2050	424,881
Michigan Finance Authority Tobacco Settlement Asset-Backed Bonds Series 2020A-2 (NR/BBB+)
6,600,000	5.000		06/01/2040	6,927,244
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-1 Class 2 (NR/BBB+)
1,150,000	5.000		06/01/2049	1,184,055
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)
101,825,000	0.000	(f)	06/01/2065	11,494,973
Michigan Strategic Fund Limited Obligation RB DTE Electric Company Exempt Facilities Project, Collateralized Series 2023DT (Aa3/A)
7,350,000	3.875	(a)(b)	06/01/2053	7,393,328
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (A1/AA)
15,000,000	4.250		12/31/2038	15,022,892
Michigan Strategic Fund RB Refunding for DTE Electric Co. Series 1995 (Aa3/A)
7,500,000	1.450		09/01/2030	6,345,152
Michigan Strategic Fund RB Refunding for DTE Electric Co. Series 2008 (Aa3/A)
7,175,000	1.350		08/01/2029	6,197,765
Michigan Tobacco Settlement Finance Authority Tobacco Settlement Asset Backed RB Series C (NR/NR)
40,075,000	0.000	(f)	06/01/2058	1,601,601
Universal Academy RB Refunding Series 2021 (NR/BBB-)
265,000	2.000		12/01/2026	251,021
500,000	4.000		12/01/2031	485,499
Van Buren Public Schools Michigan GO Unlimited Refunding Bonds Series 2019 (Q-SBLF) (NR/AA)
2,485,000	4.000		11/01/2026	2,535,036
2,585,000	4.000		11/01/2027	2,665,658
Warren Consolidated School District Unlimited Tax GO Refunding Bonds for School Building and Site Bonds Series 2016 (Q-SBLF) (NR/AA)
3,705,000	5.000		05/01/2027	3,836,229
Warren Consolidated Schools GO Bonds Series 2016 (Q-SBLF) (NR/AA)
1,145,000	5.000		05/01/2025	1,163,989
1,215,000	5.000		05/01/2026	1,258,786
Washtenaw County Ypsilanti Community Schools GO Refunding Bonds Series 2020 (Q-SBLF) (NR/AA)
580,000	2.019		05/01/2025	561,060
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (A1/A)
400,000	5.000		12/01/2033	419,747
1,065,000	5.000		12/01/2034	1,115,686
650,000	5.000		12/01/2035	679,148
800,000	5.000		12/01/2036	832,524
880,000	5.000		12/01/2037	912,180

				225,236,327

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Minnesota - 0.3%
City of Independence RB for Global Academy, Inc. Series 2021 A (NR/BB)
$1,315,000	4.000%	07/01/2031	$1,233,505
City of Minneapolis GO Green Bonds Series 2019 (NR/AAA)
2,390,000	2.000	12/01/2029	2,164,975
2,940,000	2.000	12/01/2030	2,635,930
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (A2/NR)
675,000	5.000	05/01/2048	702,401
City of Woodbury RB Refunding for Math & Science Academy Series 2020 A (NR/BB+)
355,000	3.000	12/01/2030	314,422
Duluth Economic Development Authority Health Care Facilities RB (St. Luke’s Hospital of Duluth Obligated Group) Series 2022A (NR/BB+)
450,000	5.000	06/15/2031	485,411
475,000	5.000	06/15/2033	516,382
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (NR/A-)
2,160,000	4.250	02/15/2048	2,072,484
Duluth Economic Development Authority Health Care Facilities RB Refunding for St. Luke’s Hospital Series 2022 (NR/BB+)
325,000	5.000	06/15/2027	334,838
460,000	5.000	06/15/2028	479,574
400,000	5.000	06/15/2029	422,157
Duluth Economic Development Authority RB Refunding for Benedictine Health System Obligated Group Series 2021 A (NR/NR)
370,000	3.000	07/01/2024	368,131
400,000	3.000	07/01/2025	390,189
360,000	3.000	07/01/2026	344,416
Duluth Independent School District No.709 COPS Refunding Series 2019 B (SD CRED PROG) (Aa1/NR)
350,000	5.000	02/01/2028	373,703
Independent School District No. 709, (Duluth) St. Louis County, Minnesota Full Term Refunding Certificates of Participation, Series 2019B (SD CRED PROG) (Aa1/NR)
375,000	5.000	02/01/2025	379,581
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (NR/BB+)
500,000	5.000	05/01/2047	446,524
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (Baa2/NR)
165,000	4.000	12/01/2026	163,926
165,000	4.000	12/01/2027	164,175
205,000	4.000	12/01/2028	204,171
125,000	4.000	12/01/2029	124,594
250,000	4.000	12/01/2030	248,814
170,000	4.000	12/01/2031	168,704
Minnesota Municipal Gas Agency Commodity Supply RB Series 2022 (Aa1/NR)
5,650,000	4.000	12/01/2026	5,677,968
Minnesota State Trunk Highway GO Refunding Bonds Series 2017 E (Aaa/AAA)
1,680,000	3.000	10/01/2029	1,682,301

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Minnesota – (continued)
State of Minnesota GO State Various Purpose Bonds Series 2015A (Aaa/AAA)
$5,500,000	5.000%		08/01/2035	$5,599,568

				27,698,844

Mississippi - 0.2%
Lowndes County Solid Waste Disposal and Pollution Control Refunding RB Series 2022 (Baa2/BBB)
9,500,000	2.650	(a)(b)	04/01/2037	9,198,481
Mississippi Development Bank Special Obligation Bonds Series 2021 (NR/BB)
440,000	5.000	(d)	10/01/2024	440,218
660,000	5.000	(d)	10/01/2025	660,344
750,000	5.000	(d)	10/01/2026	757,696
700,000	5.000	(d)	10/01/2027	712,863
950,000	5.000	(d)	10/01/2028	975,046
700,000	5.000	(d)	10/01/2029	723,929
175,000	5.000	(d)	10/01/2030	181,966
1,400,000	5.000	(d)	10/01/2031	1,457,235
Mississippi State GO Bonds Series 2015 F (Aa2/AA)
1,000,000	4.000	(c)	11/01/2025	1,013,112

				16,120,890

Missouri - 0.6%
Cape Girardeau County IDA Health Facilities RB for Southeast HEALTH Obligated Group Series 2021 (A1/A+)
1,200,000	4.000		03/01/2041	1,178,121
City of Poplar Bluff COPS Series 2021 (NR/BBB+)
875,000	2.500		10/01/2041	588,698
1,060,000	2.625		10/01/2046	664,147
City of St. Louis IDA Tax Increment Financing RB for St. Louis Innovation District Project Series 2022 (NR/NR)
1,650,000	5.000		05/15/2041	1,661,934
Health and Educational Facilities Authority of The State of Missouri Health Facilities RB Wright Memorial Hospital Series 2019 (NR/NR)
355,000	5.000		09/01/2029	363,931
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)
700,000	4.500	(d)	12/01/2029	686,737
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 A (A2/A-)
4,410,000	5.000		03/01/2031	4,685,465
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 C (A2/A-)
2,000,000	5.000		03/01/2033	2,182,122
3,200,000	5.000		03/01/2034	3,483,874
Kansas City Industrial Development Authority Special Obligation Bonds for Kansas City International Airport Series 2019 A (A2/A-)
5,000,000	5.000		03/01/2034	5,307,419
Metropolitan St. Louis Sewer District Wastewater System Improvement and Refunding RB Series 2017A (Aa1/AAA)
3,850,000	5.000		05/01/2047	3,983,777
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (NR/A-)
2,585,000	5.000		09/01/2043	2,667,330

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Missouri – (continued)
Missouri Health & Educational Facilities Authority RB Refunding for Bethesda Health Group, Inc. Obligated Group Series 2021 (NR/NR)
$370,000	4.000%		08/01/2036	$326,531
475,000	4.000		08/01/2041	383,629
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (NR/NR)
860,000	5.000		09/01/2027	872,157
1,065,000	5.000		09/01/2031	1,089,559
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (A1/NR)
520,000	4.000		02/15/2037	526,959
615,000	4.000		02/15/2039	616,815
1,850,000	4.000		02/15/2044	1,810,109
Missouri Southern State University Auxiliary Enterprise System RB Refunding Series 2021 (NR/NR)
495,000	3.000		10/01/2026	485,396
875,000	4.000		10/01/2031	853,944
Missouri Southern State University Auxiliary System RB Series 2019 A (AGM) (NR/AA)
275,000	5.000		10/01/2030	301,128
Missouri Southern State University RB Series 2019 A (AGM) (NR/AA)
210,000	5.000		10/01/2026	217,722
210,000	5.000		10/01/2029	229,301
150,000	5.000		10/01/2032	164,293
240,000	4.000		10/01/2034	246,876
125,000	4.000		10/01/2035	128,286
150,000	4.000		10/01/2036	153,673
170,000	4.000		10/01/2037	172,731
145,000	4.000		10/01/2038	146,046
110,000	4.000		10/01/2039	110,191
Plaza at Noah’s Ark Community Improvement District RB Refunding Series 2021 (NR/NR)
350,000	3.000		05/01/2024	349,419
250,000	3.000		05/01/2026	242,709
St. Louis Municipal Finance Corp. Leasehold RB for Convention Center Expansion and Improvement Projects Series 2020 (AGM) (A1/AA)
6,000,000	5.000		10/01/2049	6,232,645
State of Missouri Environmental Improvement and Energy Resources Authority Environmental Improvement RB Series 2008 (Baa1/A-)
4,000,000	3.500	(a)(b)	05/01/2038	3,952,394
State of Missouri Health & Educational Facilities Authority Health Facilities RB for Mosaic Health System Series 2019A (A1/NR)
460,000	4.000		02/15/2038	463,291
The Industrial Development Authority of The City of Kansas City, Missouri Airport Special Obligation Bonds (Kansas City International Airport Terminal Modernization Project) Series 2019B (AGM) (A1/AA)
2,775,000	5.000		03/01/2049	2,853,325

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Missouri – (continued)
The Industrial Development Authority of The County of Taney, Missouri Sales Tax Revenue Improvement Bonds Big Cedar Infrastructure Project Series 2023 (NR/NR)
$1,000,000	5.000	%(d)	10/01/2033	$1,004,569

				51,387,253

Montana - 0.0%
City of Billings RB for Sewer System Series 2017 (Aa3/NR)
575,000	5.000		07/01/2029	609,994
City of Forsyth, Rosebud County, Montana Pollution Control Revenue Refunding Bonds Northwestern Corporation Colstrip Project Series 2023 (A3/NR)
3,875,000	3.875		07/01/2028	3,928,309

				4,538,303

Nebraska - 0.1%
Nebraska Educational Health Cultural & Social Services Finance Authority RB Refunding for Immanuel Retirement Communities Obligated Group Series 2019 A (NR/NR)
415,000	4.000		01/01/2033	426,407
2,000,000	4.000		01/01/2035	2,049,102
1,250,000	4.000		01/01/2036	1,273,300
1,185,000	4.000		01/01/2037	1,198,437
1,500,000	4.000		01/01/2038	1,507,570
2,000,000	4.000		01/01/2039	2,002,226

				8,457,042

Nevada - 0.6%
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR)
195,000	3.500		06/01/2025	191,150
180,000	3.500		06/01/2026	173,983
190,000	3.500		06/01/2027	181,799
140,000	3.500		06/01/2028	132,642
160,000	3.500		06/01/2029	149,878
160,000	3.250		06/01/2030	145,821
295,000	3.250		06/01/2031	265,768
395,000	3.500		06/01/2032	358,531
440,000	3.500		06/01/2033	395,866
945,000	3.500		06/01/2034	841,953
City of Las Vegas Special Improvement District No. 816 Special Assessment Series 2021 (NR/NR)
415,000	2.750		06/01/2033	335,508
730,000	2.750		06/01/2036	556,612
City of North Las Vegas Special Improvement District No. 64 Special Assessment Bonds Series 2019 (NR/NR)
235,000	4.250		06/01/2034	232,971
230,000	4.625		06/01/2043	223,697
370,000	4.625		06/01/2049	351,237
City of Sparks RB Refunding for Nevada Tourism Improvement District No. 1 Senior Project Series 2019 A (Baa2/NR)
1,180,000	2.750	(d)	06/15/2028	1,134,674
Clark County Pollution Control Refunding RB for Nevada Power Company Projects Series 2017 (A2/A)
1,300,000	3.750	(a)(b)	01/01/2036	1,291,239
Clark County School District GO Bonds Series 2018 A (A1/AA-)
3,745,000	5.000		06/15/2030	4,033,310
Clark County School District GO Bonds Series 2020 A (AGM) (A1/AA)
615,000	5.000		06/15/2033	685,237

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Nevada – (continued)
Clark County School District GO Bonds Series 2020 A (AGM) (A1/AA) – (continued)
$850,000	5.000%		06/15/2034	$945,841
855,000	4.000		06/15/2038	867,450
950,000	4.000		06/15/2039	961,181
700,000	4.000		06/15/2040	705,591
Clark County School District, Nevada GO (Limited Tax) Building Bonds Series 2020A (AGM) (A1/AA)
105,000	5.000		06/15/2030	118,181
105,000	5.000		06/15/2032	117,089
Clark County, Nevada Airport System Subordinate Lien Refunding RB (McCarran International Airport) Series 2019A (NON-AMT) (Aa2/A+)
2,600,000	5.000		07/01/2026	2,707,022
Henderson Local Improvement District No. T-18 Limited Obligation RB Series 2016 (NR/NR)
1,650,000	4.000		09/01/2035	1,525,849
Henderson Nevada Local Improvement District No. T-18 (NR/NR)
1,245,000	4.000		09/01/2025	1,236,716
Humboldt County Pollution Control Refunding RB for Sierra Pacific Power Company Projects Series 2016A (Non-AMT) (A2/A)
3,000,000	3.550		10/01/2029	3,027,611
Humboldt County Pollution Control Refunding RB for Sierra Pacific Power Company Projects Series 2016B (Non-AMT) (A2/A)
2,845,000	3.550		10/01/2029	2,865,745
Las Vegas Convention & Visitors Authority Convention Center Expansion RB Series 2018B (Aa3/AA-)
3,270,000	4.000		07/01/2049	3,084,839
Las Vegas Convention & Visitors Authority RB Refunding Series 2016 C (Aa3/AA-)
1,180,000	5.000		07/01/2026	1,224,665
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (Aa3/AA-)
640,000	5.000		07/01/2026	664,225
Las Vegas Convention & Visitors Authority RB Series 2018 B (Aa3/AA-)
2,685,000	5.000		07/01/2043	2,817,511
Las Vegas Convention & Visitors Authority RB Series 2019 B (Aa3/AA-)
1,195,000	5.000		07/01/2027	1,265,825
Las Vegas Valley Water District GO LT Water Refunding Bonds Series 2021C (Aa1/AA)
7,305,000	5.000		06/01/2025	7,449,591
State of Nevada GO Refunding Bonds for Capital Improvements & Cultural Affairs Series 2015 B (Aa1/AA+)
5,000,000	5.000		11/01/2026	5,088,109
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
1,700,000	5.000		07/01/2040	1,756,454
Washoe County Nevada Gas and Water Facilities Refunding RB Series 2016B (Non-AMT) (A2/A)
3,845,000	3.625	(a)(b)	03/01/2036	3,874,675
Washoe County Nevada Gas and Water Facilities Refunding RB Series 2016G (Non-AMT) (A2/A)
2,000,000	3.625	(a)(b)	03/01/2036	2,013,441

				55,999,487

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

New Hampshire - 0.7%
National Finance Authority Hospital RB Series 2021B (AGM) (A1/AA)
$3,500,000	3.000%	08/15/2046	$2,830,918
National Finance Authority Pollution Control Refunding RB for New York State Electric & Gas Corp. Project Series 2022A (Baa1/A-)
8,635,000	4.000	12/01/2028	8,647,351
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
4,700,000	4.000	01/01/2041	4,008,229
New Hampshire Health and Education Facilities Authority RB Refunding for Dartmouth-Hitchcock Obligation Group Series 2017 A (NR/A)
8,710,000	5.000	08/01/2032	9,182,536
1,135,000	5.000	08/01/2033	1,197,297
4,200,000	5.000	08/01/2034	4,429,424
7,085,000	5.000	08/01/2035	7,452,550
5,430,000	5.000	08/01/2036	5,690,941
5,975,000	5.000	08/01/2037	6,237,868
5,945,000	5.000	08/01/2038	6,185,364
2,535,000	5.000	08/01/2039	2,629,466
2,790,000	5.000	08/01/2040	2,881,673
New Hampshire Health and Education Facilities Authority RB, Dartmouth College Issue, Series 2017 (Aa1/AA+)
2,225,000	5.000	06/01/2028	2,442,260

			63,815,877

New Jersey - 4.1%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM ST AID WITHHLDG) (A2/AA)
250,000	5.000	03/01/2026	257,457
Atlantic County Improvement GO Lease RB for Stockton University Atlantic City Campus Project Series 2021A (AGM) (A1/AA)
3,840,000	4.000	07/01/2053	3,569,540
City of Hoboken GO Bonds for Open Space Bonds and General Improvement Bonds and Parking Utility Bonds Series 2022 (NR/AA+)
1,455,000	3.000	02/15/2049	1,177,147
1,455,000	3.000	02/15/2050	1,165,274
Essex County Improvement Authority RB for Friends of TEAM Academy Charter School Obligated Group Series 2021 (NR/BBB)
470,000	4.000	06/15/2038	453,665
Hawthorne School District GO Bonds Series 2019 (BAM SCH BD RES FD) (NR/AA)
1,100,000	3.000	09/01/2034	1,058,974
1,350,000	3.000	09/01/2035	1,281,954
1,350,000	3.000	09/01/2036	1,260,081
1,350,000	3.000	09/01/2037	1,223,843
1,350,000	3.000	09/01/2038	1,202,793
1,100,000	3.000	09/01/2039	969,104
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (NR/BB-)
500,000	5.000	07/01/2032	505,200

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (A2/A-)
$4,000,000	5.500	%(c)	12/15/2026	$4,267,319
New Jersey Economic Development Authority RB for School Facilities Construction Series 2018 EEE (A2/A-)
5,805,000	5.000		06/15/2028	6,257,516
10,295,000	5.000		06/15/2029	11,168,430
New Jersey Economic Development Authority RB Refunding for Provident Group - Montclair Properties L.L.C. - Montclair University Student Housing Project Series 2017 (AGM) (A1/AA)
1,300,000	5.000		06/01/2042	1,330,669
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (A2/A-)
1,955,000	5.000		06/15/2024	1,959,021
9,340,000	5.000		06/15/2029	10,149,478
New Jersey Economic Development Authority RB Refunding for The Seeing Eye, Inc. Project Series 2017 (NR/A+)
785,000	3.000		06/01/2032	768,692
1,545,000	5.000		06/01/2032	1,626,613
New Jersey Economic Development Authority School Facilities Construction Bonds 2016 Series AAA (A2/A-)
6,415,000	5.000	(c)	12/15/2026	6,760,947
New Jersey Economic Development Authority School Facilities Construction Refunding Bonds , 2024 Series SSS (A2/A-)
1,610,000	5.250	(h)	06/15/2036	1,914,405
1,675,000	5.250	(h)	06/15/2038	1,954,497
New Jersey Economic Development Authority School Facilities Construction Refunding Bonds, 2024 Series SSS Forward Delivery (A2/A-)
1,465,000	5.250	(h)	06/15/2037	1,723,536
1,675,000	5.250	(h)	06/15/2039	1,944,700
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 1999 (Ba3/BB-)
6,125,000	5.250		09/15/2029	6,137,951
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 2000 (Ba3/BB-)
1,100,000	5.625		11/15/2030	1,111,145
New Jersey Economic Development Authority Special Facility Revenue and Refunding Bonds Series 2017 (Baa2/NR)
4,040,000	5.000		10/01/2047	4,103,384
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (A2/A-)
5,380,000	5.000		06/15/2037	5,650,495
New Jersey Economic Development Authority Tax Exempt Private Activity Bonds for Goethals Bridge Replacement Project Series 2013 (NR/BBB+)
10,325,000	5.375		01/01/2043	10,352,156
New Jersey Economic Development Authority Water Facilities Refunding RB New Jersey- American Water Company, Inc. Project Series 2020B Bonds (A1/A+)
4,850,000	3.750	(a)(b)	11/01/2034	4,841,108
New Jersey Educational Facilities Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2017 F (Caa1/BB)
1,600,000	4.000		07/01/2042	1,170,507

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A2/A)
$1,250,000	3.000%		07/01/2040	$1,056,000
New Jersey Housing & Mortgage Finance Agency Multi-Family RB 2021 Series B (NON-AMT) (HUD SECT 8) (HUD SECT 8) (NR/AA-)
1,320,000	0.650		05/01/2024	1,316,226
2,555,000	0.750		11/01/2024	2,481,165
1,910,000	0.900		11/01/2025	1,787,053
New Jersey State Transportation Trust Fund Authority Transportation System Bonds Series 2006C (AMBAC) (A2/A-)
19,370,000	0.000	(f)	12/15/2036	12,166,074
New Jersey State Turnpike Authority RB Series 2015 E (A1/AA-)
1,675,000	5.000		01/01/2032	1,696,635
5,000,000	5.000		01/01/2045	5,034,400
New Jersey Transportation Trust Fund Authority Bonds Series 2006 C (AMBAC) (A2/A-)
290,000	0.000	(f)	12/15/2025	273,775
New Jersey Transportation Trust Fund Authority Federal Highway Reimbursement Revenue Notes Series 2016A-1 (A2/A+)
2,200,000	5.000		06/15/2027	2,281,142
New Jersey Transportation Trust Fund Authority RB Series 2016 (A2/A+)
2,435,000	5.000		06/15/2030	2,516,932
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (A2/A-)
4,805,000	0.000	(f)	12/15/2035	3,193,223
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (A2/A-)
3,000,000	0.000	(f)	12/15/2035	1,982,258
11,270,000	0.000	(f)	12/15/2038	6,295,999
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A2/A-)
9,735,000	0.000	(f)	12/15/2026	8,898,608
1,325,000	0.000	(f)	12/15/2031	1,029,992
5,000,000	0.000	(f)	12/15/2036	3,120,922
1,495,000	0.000	(f)	12/15/2037	885,163
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (A2/A-)
755,000	5.000		06/15/2046	761,604
New Jersey Transportation Trust Fund Authority RB for
Transportation System Bonds Series 2006 C (NATL) (A2/A-)
20,405,000	0.000	(f)	12/15/2031	15,922,105
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (A2/A-)
26,425,000	0.000	(f)	12/15/2036	16,494,070
33,225,000	0.000	(f)	12/15/2037	19,671,945
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (A2/A-)
230,000	0.000	(f)	12/15/2033	166,303
30,275,000	0.000	(f)	12/15/2038	16,913,165
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (A2/A-)
1,620,000	5.000		12/15/2039	1,738,226

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A2/A+)
$735,000	5.000%		06/15/2030	$759,731
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (A2/A-)
2,905,000	4.000		12/15/2031	3,010,548
2,070,000	5.000		12/15/2032	2,242,915
7,775,000	5.000		12/15/2034	8,401,079
8,840,000	5.000		12/15/2035	9,515,169
3,455,000	5.000		12/15/2036	3,702,189
2,410,000	4.250		12/15/2038	2,455,577
New Jersey Transportation Trust Fund Authority RB Series 2018 (A2/A-)
8,320,000	5.000		12/15/2033	9,006,775
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (A2/A-)
120,000	3.000		06/15/2050	91,823
New Jersey Transportation Trust Fund Authority Transportation Program Bonds 2020 Series AA (A2/A-)
4,600,000	4.000		06/15/2045	4,481,851
New Jersey Transportation Trust Fund Authority Transportation Program Bonds, 2023 Series AA (A2/A-)
4,675,000	4.250		06/15/2044	4,724,596
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2014 BB-1 (A2/A-)
6,155,000	5.000		06/15/2030	6,685,503
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (A2/A-)
3,060,000	5.000		06/15/2034	3,310,049
10,000,000	5.000		06/15/2037	10,690,461
3,000,000	5.250		06/15/2043	3,157,086
10,000,000	4.500		06/15/2049	10,031,702
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (A2/A-)
2,000,000	4.000		06/15/2044	1,956,540
New Jersey Transportation Trust Fund Authority Transportation RB Series 2009 A (A2/A-)
6,255,000	0.000	(f)	12/15/2032	4,691,707
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2010 Series A (A2/A-)
3,190,000	0.000	(f)	12/15/2029	2,654,087
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2019 Series A (A2/A-)
2,500,000	5.000		12/15/2032	2,763,298
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2023 Series A (A2/A-)
4,550,000	4.250		06/15/2040	4,715,801
2,000,000	5.250		06/15/2041	2,263,410
3,000,000	5.250		06/15/2042	3,371,759
New Jersey Turnpike Authority Turnpike RB Series 2014 A (A1/AA-)
10,000,000	5.000		01/01/2034	10,027,206
New Jersey Turnpike Authority Turnpike RB Series 2017 G (A1/AA-)
3,000,000	4.000		01/01/2043	2,969,120
New Jersey Turnpike Authority Turnpike RB Series 2022 B (A1/AA-)
1,400,000	4.500		01/01/2048	1,443,335

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Turnpike Authority Turnpike RB Series 2022 B (A1/ AA-) – (continued)
$4,725,000	5.250%		01/01/2052	$5,173,712
Passaic County Improvement Authority Charter School RB for Paterson Arts & Science Charter School Project Series 2023 (NR/BBB-)
900,000	5.375		07/01/2053	918,247
Salem County Pollution Control Financing Authority Pollution Control RB for Philadelphia Electric Company Project 1993 Series A (Baa1/BBB+)
2,740,000	4.450		03/01/2025	2,748,429
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (A3/NR)
1,020,000	5.000		01/01/2037	1,064,272
South Jersey Transport Corp. Subordinated Marine Terminal RB Series 2017B (A3/NR)
5,585,000	5.000		01/01/2048	5,686,777
South Jersey Transportation Authority RB Refunding Series 2019 A (AGM) (A1/AA)
725,000	5.000		11/01/2033	793,950
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BBB-)
17,605,000	5.000		06/01/2046	17,901,356
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (NR/NR)
6,455,000	6.750	(d)	12/01/2041	4,202,704

				384,613,350

New Mexico - 0.2%
City of Farmington Pollution Control Refunding RB 2005 Series A (A2/A-)
6,000,000	1.800		04/01/2029	5,309,732
City of Farmington, New Mexico Pollution Control Revenue Refunding Bonds Public Service Company of New Mexico San Juan Project 2010 Series D (Baa2/BBB)
6,835,000	3.900	(a)(b)	06/01/2040	6,823,145
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-)
175,000	4.000		09/01/2025	175,677
200,000	5.000		09/01/2029	217,026
450,000	5.000		09/01/2030	495,755
300,000	5.000		09/01/2031	331,134
350,000	5.000		09/01/2032	386,154
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Receipts Tax Increment Bonds Series 2022 (NR/NR)
637,000	3.750	(d)	05/01/2028	625,303
2,070,000	4.000	(d)	05/01/2033	2,013,223
2,345,000	4.250	(d)	05/01/2040	2,188,319

				18,565,468

New York - 8.7%
Brooklyn Arena Local Development Corp. Pilot Revenue Refunding Bonds for Barclays Center Series 2016A (Ba1/NR)
1,400,000	5.000		07/15/2042	1,422,809
Build NYC Resource Corp. RB for Academic Leadership Charter School Project Series 2021 (NR/BBB-)
110,000	4.000		06/15/2025	109,080

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Build NYC Resource Corp. RB for Academic Leadership Charter School Series 2021 (NR/BBB-)
$200,000	4.000%		06/15/2027	$194,932
200,000	4.000		06/15/2028	193,660
Build NYC Resource Corp. RB for Global Community Charter School Project Series 2022A (NR/BB+)
725,000	5.000		06/15/2042	730,771
Build NYC Resource Corp. RB for Grand Concourse Academy Charter School Project Series 2022A (NR/BBB-)
600,000	5.000		07/01/2042	610,772
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)
1,425,000	5.000	(d)	12/01/2041	1,331,284
Build NYC Resource Corp. RB for Kipp NYC Public School Facilities Canal West Project Series 2022 (NR/BBB-)
2,500,000	5.000		07/01/2042	2,591,426
Build NYC Resource Corp. RB for NEW World Preparatory Charter School Series 2021 A (NR/NR)
300,000	4.000	(d)	06/15/2031	284,110
425,000	4.000	(d)	06/15/2041	356,316
Build NYC Resource Corp. RB for Shefa School Series 2021 B (NR/NR)
2,465,000	4.000	(d)	06/15/2027	2,323,655
Build NYC Resource Corp. RB for Unity Preparatory Charter School of Brooklyn Project Series 2023A (NR/BB)
350,000	5.000	(d)	06/15/2033	367,351
425,000	5.250	(d)	06/15/2043	431,787
Build NYC Resource Corp. Tax Exempt RB Series 2022A (NR/NR)
260,000	6.500	(d)	07/01/2032	269,955
2,500,000	6.500	(d)	07/01/2042	2,537,884
850,000	6.500	(d)	07/01/2052	857,167
Build NYC Resource Corp. Taxable RB Taxable Series 2022A (NR/NR)
900,000	9.750	(d)	07/01/2032	875,972
Build NYC Resource Corporation RB Classical Charter Schools Project Series 2023A (NR/BBB-)
750,000	4.750		06/15/2053	727,334
Chautauqua County Capital Resource Corp. Exempt Facilities Revenue Refunding Bonds for NRG Energy Project Series 2020 (Baa3/BBB-)
7,920,000	4.250	(a)(b)	04/01/2042	7,999,290
City of New Rochelle RB for Iona College Project Series 2015 A (Baa2/BBB)
325,000	5.000		07/01/2025	328,826
335,000	5.000		07/01/2026	339,433
425,000	5.000		07/01/2027	431,250
City of New York GO Bonds 2023 Series C (Aa2/AA)
2,845,000	5.000		08/01/2026	2,969,952
City of New York GO Bonds Fiscal 2008 Series A Subseries A-4 (AGM) (Aa2/AA)
1,945,000	5.000		08/01/2026	2,032,211
City of New York GO Bonds Fiscal 2008 Series C Subseries C-4 (AGM) (Aa2/AA)
5,760,000	5.000		10/01/2026	6,040,771
City of New York GO Bonds Fiscal 2009 Series B Subseries B-3 (Aa2/AA)
1,905,000	5.000		09/01/2026	1,992,296

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
City of New York GO Bonds Fiscal 2022 Series D Tax Exempt Bonds Subseries D-1 (Aa2/AA)
$2,500,000	5.500%		05/01/2046	$2,809,457
3,900,000	4.500		05/01/2049	3,991,470
City of New York GO Tax Exempt Bonds 2020 Series D (Aa2/AA)
4,750,000	4.000		03/01/2050	4,605,504
Dormitory Authority of The State of New York New York Institute of Technology RB Series 2024 (Baa2/BBB)
2,300,000	5.250		07/01/2049	2,496,306
2,750,000	5.250		07/01/2054	2,955,695
Dormitory Authority of The State of New York State Personal Income Tax RB General Purpose, Series 2015E (Aa1/AA+)
14,675,000	3.250		03/15/2035	14,353,346
Dormitory Authority of The State of New York State Personal Income Tax RB General Purpose, Series 2024A (Tax-Exempt) (Aa1/NR)
10,000,000	5.250		03/15/2052	11,009,581
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (NR/BBB-)
1,000,000	5.000		07/01/2045	1,017,579
Empire State Urban Development Corp. State Personal Income Tax RB Series 2020E (NR/AA+)
500,000	4.000		03/15/2039	509,851
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)
29,200,000	0.000	(d)(f)	06/01/2060	1,933,256
Essex County IDA Environmental Improvement Revenue Refunding Bonds Series 2019A (Baa2/BBB)
500,000	2.100	(a)(b)	03/01/2027	494,982
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017 A (Aaa/NR) (SOFR + 0.614%)
6,727,585	5.935	(e)	01/25/2033	6,721,160
Genesee County Funding Corp. Tax Exempt RB for Rochester Regional Health Project Series 2022A (NR/BBB+)
200,000	5.000		12/01/2025	202,855
Metropolitan Transportation Authority RB Green Bond Series 2015 A-2 (A3/NR)
2,500,000	5.000	(a)(b)	11/15/2045	2,711,672
Metropolitan Transportation Authority RB Green Bond Series 2016 A-1 (A3/A-)
645,000	5.000		11/15/2027	666,433
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (A3/A-)
9,325,000	4.750		11/15/2045	9,598,334
4,445,000	5.000		11/15/2050	4,618,928
1,800,000	5.250		11/15/2055	1,887,767
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/A-)
3,275,000	5.000		11/15/2029	3,609,518
1,450,000	5.000		11/15/2030	1,625,660
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 A-2 (A3/A-)
1,340,000	5.000		11/15/2027	1,415,306
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-1 (A3/A-)
2,465,000	4.000		11/15/2032	2,505,431

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Metropolitan Transportation Authority RB Refunding Green Bond Series 2024A (A3/A-)
$7,785,000	5.000%		11/15/2037	$8,857,986
8,605,000	5.000		11/15/2039	9,727,966
5,445,000	5.000		11/15/2040	6,086,515
4,190,000	4.000		11/15/2043	4,078,619
14,200,000	5.250		11/15/2049	15,380,284
Metropolitan Transportation Authority RB Refunding Series 2016 B (A3/A-)
545,000	5.000		11/15/2027	568,498
Metropolitan Transportation Authority RB Refunding Series 2016 D (A3/A-)
530,000	5.000		11/15/2029	550,791
755,000	5.250		11/15/2031	790,318
Metropolitan Transportation Authority RB Series 2016 C-1 (A3/A-)
595,000	5.000		11/15/2028	619,135
Metropolitan Transportation Authority Transportation RB Series 2015A-1 (A3/A-)
475,000	5.000		11/15/2025	483,952
Metropolitan Transportation Authority Transportation RB Series 2015B (A3/A-)
2,340,000	5.250		11/15/2055	2,363,110
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2019A (AGM) (A1/AA)
11,050,000	5.000		11/15/2044	11,472,619
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2019C (AGM) (A1/AA)
4,980,000	4.000		11/15/2047	4,771,878
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2020D (A3/A-)
3,000,000	4.000		11/15/2047	2,845,812
Metropolitan Transportation Authority Transportation Revenue Green Bonds Subseries 2021A-1 (A3/A-)
5,000,000	4.000		11/15/2047	4,743,020
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3/A-)
3,750,000	5.000		11/15/2027	3,996,973
400,000	5.000		11/15/2028	437,795
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds Series 2017B (A3/A-)
1,655,000	5.000		11/15/2025	1,699,525
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds Series 2017C-1 (A3/A-)
2,765,000	5.000		11/15/2027	2,947,101
Metropolitan Transportation Authority Transportation Revenue Variable Rate Bonds Subseries 2015E-1 (Aa2/AA/A-1)
11,015,000	4.450	(a)(b)	11/15/2050	11,015,000
MTA Hudson Rail Yards Trust Obligations Series 2016A (A3/NR)
2,000,000	5.000		11/15/2056	1,978,528
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)
82,790,000	0.000	(f)	06/01/2060	5,375,182
New York City Industrial Development Agency RB for Churchill School & Center for Learning Disabilities, Inc. Series 1999 (AGC) (NR/AA)
1,045,000	2.250		10/01/2029	978,931
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A1/AA)
4,015,000	3.000		01/01/2039	3,536,691

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (Baa1/AA)
$2,175,000	4.000%		03/01/2045	$2,068,928
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (A1/AA)
2,365,000	3.000		03/01/2036	2,220,578
2,555,000	3.000		03/01/2040	2,212,430
1,925,000	4.000		03/01/2045	1,864,537
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2015 Subseries BB-4 (Aa1/AA+/A-1)
6,290,000	4.450	(a)(b)	06/15/2050	6,290,000
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2021 Series Ee Subseries Ee-1 and Ee-2 (Aa1/AA+/A-1)
5,365,000	4.500	(a)(b)	06/15/2045	5,365,000
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2021 Series Ee Subseries Ee-1 and Ee-2 (Aa1/AA+/A-1+)
18,040,000	4.500	(a)(b)	06/15/2045	18,040,000
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2023 Series Cc (Aa1/AA+/A-1)
13,335,000	4.450	(a)(b)	06/15/2053	13,335,000
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal 2009 Subseries Bb-1 (Aa1/AA+/A-1)
11,445,000	4.400	(a)(b)	06/15/2039	11,445,000
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal 2018 Series Bb (Aa1/AA+)
11,150,000	5.000		06/15/2046	11,592,862
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB, Fiscal 2019 Series Ee, (Aa1/AA+)
1,000,000	4.000		06/15/2040	1,008,227
New York City Transitional Finance Authority Building Aid RB Fiscal 2016 Series S-1 (ST AID WITHHLDG) (Aa2/AA)
5,000,000	5.000		07/15/2032	5,132,668
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2018 Series B Subseries B-1 (Aa1/AAA)
18,400,000	5.000		08/01/2045	19,170,890
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2019 Subseries C-4 (Aa1/AAA/A-1)
18,000,000	4.450	(a)(b)	11/01/2044	18,000,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2023 Series D Subseries D-1 Tax-Exempt Bonds (Aa1/AAA)
6,000,000	5.500		11/01/2045	6,806,040
New York City Transitional Finance Authority Future Tax Secured Tax Exempt Subordinate Bonds Fiscal 2024 Series A-1 (Aa1/AAA)
830,000	4.000		05/01/2045	814,236
New York City Transitional Finance Authority Future Tax Secured Tax-Exempt Subordinate Bonds Fiscal 2024 Series C (Aa1/AAA)
6,490,000	5.500		05/01/2042	7,622,911
3,500,000	5.500		05/01/2053	3,939,152

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Convention Center Development Corp. Revenue Refunding Bonds Series 2015 (A2/NR)
$3,755,000	5.000%		11/15/2030	$3,825,917
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)
143,440,000	0.000	(f)	06/01/2060	10,470,604
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (NR/BBB-)
4,840,000	3.500		02/15/2048	4,821,221
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 (NR/NR)
4,050,000	5.150	(d)	11/15/2034	4,064,710
9,000,000	5.375	(d)	11/15/2040	9,028,512
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 Class 3 (NR/NR)
4,175,000	7.250	(d)	11/15/2044	4,206,120
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)
20,610,000	5.000	(d)	11/15/2044	20,616,309
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-2 (A1/NR)
855,000	2.625		09/15/2069	780,670
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (Baa1/NR)
1,070,000	2.800		09/15/2069	962,297
New York NY GO Bonds 2008 L-4 (Aa1/AA+/A-1)
5,910,000	4.500	(a)(b)	04/01/2038	5,910,000
New York NY GO Bonds 2018 E-1 (Aa2/AA)
9,725,000	5.000		03/01/2044	10,194,178
New York Port Authority Consolidated Bonds 273rd Series (Aa3/AA-)
7,835,000	4.000		07/15/2051	7,310,773
New York St Dorm Auth St Pers Income Tax Rev General Purpose Bonds 2022 A (NR/NR)
450,000	5.000		03/15/2027	479,154
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (Aa1/AA+)
2,550,000	5.000	(c)	08/15/2026	2,676,947
New York State Dormitory Authority Personal Income Tax General Purpose RB Series 2020A (Aa1/NR)
25,000,000	4.000		03/15/2043	24,955,055
New York State Dormitory Authority Personal Income Tax RB Series 2021E (NR/AA+)
10,000,000	4.000		03/15/2038	10,346,375
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (Aa1/AA+)
1,810,000	5.000		03/15/2026	1,881,779
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 A (Baa1/NR)
1,400,000	5.000		07/01/2033	1,464,531
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 B (Baa1/NR)
100,000	3.560		07/01/2026	96,381
100,000	3.670		07/01/2027	95,490
40,000	3.760		07/01/2028	37,872
200,000	3.820		07/01/2029	187,197

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
$970,000	5.000%		07/01/2025	$978,239
1,185,000	5.000		07/01/2029	1,207,785
745,000	5.000		07/01/2030	762,523
100,000	4.000		07/01/2031	96,016
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (Caa1/B-)
540,000	5.000		07/01/2032	489,181
465,000	5.000		07/01/2034	413,680
1,005,000	5.000		07/01/2035	901,496
440,000	5.000		07/01/2036	391,984
545,000	4.000		07/01/2040	417,403
590,000	5.000		07/01/2041	510,395
2,315,000	4.000		07/01/2045	1,687,232
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (Baa3/BBB-)
530,000	4.000		09/01/2036	525,140
500,000	4.000		09/01/2037	488,791
575,000	4.000		09/01/2038	553,820
615,000	4.000		09/01/2039	588,176
750,000	4.000		09/01/2040	708,847
New York State Dormitory Authority RB Refunding for St. John’s University Series 2021 A (A3/A-)
2,750,000	4.000		07/01/2048	2,625,913
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Series 2020 A (Aa1/NR)
4,450,000	3.000		03/15/2038	4,048,743
New York State Dormitory Authority RB Series 2020 B (Aa2/NR)
1,100,000	3.000		04/01/2042	931,100
1,550,000	3.000		04/01/2048	1,216,194
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (Baa1/BBB+)
5,350,000	7.389	(a)(b)	07/01/2034	5,350,000
New York State Environmental Facilities Corp Solid Waste Disposal RB Series 2014 (B1/B+)
1,440,000	2.875	(a)(b)(d)	12/01/2044	1,313,166
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (B1/B+)
750,000	2.750	(a)(b)	09/01/2050	729,266
New York State Housing Finance Agency 2021 Series J-2 (SONYMA HUD SECT 8) (Aa2/NR)
3,050,000	1.100	(a)(b)	11/01/2061	2,748,916
New York State Thruway Authority General RB Series P (A1/A+)
1,865,000	5.250		01/01/2054	2,040,151
New York State Thruway Authority General RB Series P (A1/A+)
1,800,000	5.000		01/01/2049	1,947,458
New York State Urban Development Corp. RB for State of New York Personal Income Tax Revenue Series 2020 A (Aa1/NR)
7,000,000	3.000		03/15/2050	5,428,480
New York State Urban Development Corporation State Personal Income Tax RB (General Purpose) Series 2020A (Tax-Exempt) (Aa1/NR)
11,500,000	4.000		03/15/2038	11,837,799
New York State Urban Development Corporation State Sales Tax RB, Series 2023A (Tax-Exempt) (Aa1/NR)
8,000,000	5.000		03/15/2051	8,731,074

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2020C (Baa1/NR)
$2,500,000	5.000%	12/01/2036	$2,713,427
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2020C (AGM-CR) (A1/AA)
1,000,000	4.000	12/01/2040	989,722
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (Baa3/NR)
4,750,000	5.000	01/01/2027	4,890,925
310,000	5.000	01/01/2031	321,307
8,645,000	5.000	01/01/2033	8,959,286
3,800,000	5.000	01/01/2034	3,936,313
9,625,000	4.000	01/01/2036	9,624,524
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
2,850,000	5.000	01/01/2036	2,941,741
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (Baa3/NR)
2,580,000	4.000	10/01/2030	2,588,795
4,815,000	5.000	10/01/2035	5,103,930
7,240,000	5.000	10/01/2040	7,499,720
8,775,000	4.375	10/01/2045	8,648,669
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (NR/NR)
1,225,000	2.500	10/31/2031	1,031,236
600,000	4.000	10/31/2034	592,491
4,780,000	4.000	10/31/2041	4,362,270
New York Transportation Development Corp. RB for Laguardia Gateway Partners LLC Series 2016 A (AMT) (AGM-CR) (A1/AA)
1,500,000	4.000	07/01/2046	1,414,861
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (Baa1/NR)
500,000	5.000	12/01/2028	530,995
500,000	5.000	12/01/2029	538,902
2,200,000	5.000	12/01/2036	2,358,127
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (Baa1/NR)
165,000	5.000	12/01/2032	181,735
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (Baa2/NR)
690,000	5.000	07/01/2034	690,810
15,675,000	5.000	07/01/2041	15,552,531
4,050,000	5.000	07/01/2046	3,989,633
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (Baa2/NR)
8,425,000	5.250	01/01/2050	8,431,419
New York Transportation Development Corp. Special Facilities RB for John F. Kennedy International Airport New Terminal One Project Green Bonds Series 2023 (AMT) (AGM) (A1/AA)
1,150,000	5.000	06/30/2049	1,201,409
New York Transportation Development Corp. Special Facilities RB for John F. Kennedy International Airport New Terminal One Project Green Bonds Series 2023 (AMT) (Baa3/NR)
3,125,000	6.000	06/30/2054	3,463,257

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Transportation Development Corp. Special Facilities RB for Terminal 4 JFK International Airport Project Series 2022 (Baa1/NR)
$500,000	5.000%	12/01/2027	$523,154
New York Transportation Development Corp. Special Facility RB for Delta Air Lines Inc. Laguardia Airport Terminals C&D Redevelopment Project Series 2023 (Baa3/BB+)
750,000	6.000	04/01/2035	850,526
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (NR/B+)
2,250,000	5.000	08/01/2031	2,250,172
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (NR/B+)
6,570,000	5.250	08/01/2031	6,983,643
5,675,000	5.375	08/01/2036	5,991,482
New York Transportation Development Corp. Special Facility RB Series 2021 (NR/NR)
4,060,000	3.000	08/01/2031	3,818,315
New York Transportation Development Corp. Special Facility Revenue Refunding Bonds for American Airlines John F. Kennedy International Airport Project Series 2016 (NR/B+)
3,475,000	5.000	08/01/2026	3,475,944
New York Transportation Development Corporation (Terminal 4 John F. Kennedy International Airport Project) Special Facility RB, Series 2020C (Baa1/BBB)
1,250,000	5.000	12/01/2029	1,362,011
Oneida County Local Development Corp. RB Mohawk Valley Health System Project Series 2019 (Tax-Exempt) (AGM) (NR/ AA)
420,000	4.000	12/01/2033	425,088
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (NR/AA)
1,065,000	4.000	12/01/2034	1,076,780
670,000	4.000	12/01/2035	676,435
1,135,000	4.000	12/01/2036	1,141,283
1,260,000	3.000	12/01/2039	1,052,639
840,000	3.000	12/01/2040	690,295
1,680,000	4.000	12/01/2049	1,546,851
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (NR/NR)
345,000	4.000	07/01/2039	316,002
4,225,000	3.000	07/01/2044	3,008,368
Orange County Funding Corp. Tax Exempt Revenue Refunding Bonds for Mount Saint Mary College Project Series 2022A (NR/NR)
4,720,000	4.000	07/01/2035	4,236,379
Port Authority of New York & New Jersey Consolidated RB Series 221 (Aa3/AA-)
2,000,000	4.000	07/15/2045	1,913,187
1,500,000	4.000	07/15/2050	1,404,606
Port Authority of New York and New Jersey Consolidated Bonds 242nd Series (Aa3/AA-)
1,500,000	5.000	12/01/2026	1,557,106
Port Authority of New York Consolidated Bonds 227th Series (Aa3/AA-)
8,975,000	3.000	10/01/2027	8,694,870

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Port Authority of New York Consolidated Bonds 227th Series (Aa3/AA-) – (continued)
$1,555,000	3.000%		10/01/2028	$1,500,721
Port Authority of New York Consolidated Bonds 234th Series (Aa3/AA-)
1,520,000	5.250		08/01/2047	1,634,430
Power Authority of The State of New York Green Transmission Project RB, Series 2023A (AGM) (A1/AA)
1,500,000	5.000		11/15/2053	1,637,575
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2022A (A3/A-)
6,200,000	4.250		05/01/2052	6,009,879
5,225,000	5.000		05/01/2052	5,515,346
State of New York Dormitory Authority Personal Income Tax RB Series 2018A (Aa1/NR)
10,200,000	4.000		03/15/2048	9,875,987
State of New York Dormitory Authority Personal Income Tax RB Series 2019D (Aa1/NR)
10,000,000	4.000		02/15/2047	9,731,092
State of New York Dormitory Authority Personal Income Tax RB Series 2021A (NR/AA+)
10,215,000	4.000		03/15/2038	10,529,489
8,175,000	4.000		03/15/2040	8,288,106
State of New York Dormitory Authority Personal Income Tax RB Series 2021E (NR/AA+)
6,800,000	4.000		03/15/2046	6,633,764
8,700,000	4.000		03/15/2047	8,472,673
State of New York Dormitory Authority RB for St. Joseph’s College Series 2020A (NR/NR)
1,070,000	5.000		07/01/2027	1,079,585
Suffolk Tobacco Asset Securitization Corp. RB Series 2021 B-1 (NR/BBB-)
3,750,000	4.000		06/01/2050	3,788,986
Triborough Bridge & Tunnel Authority General Revenue Bond Series 2022A (Aa3/AA-)
5,650,000	5.500		11/15/2057	6,285,445
Triborough Bridge & Tunnel Authority Sales Tax RB for TBTA Capital Lockbox City Sales Tax Series 2023A (NR/AA+)
8,150,000	4.250		05/15/2058	8,009,358
Triborough Bridge & Tunnel Authority Sales Tax RB Subseries 2024A-1 (NR/AA+)
4,000,000	5.000		05/15/2049	4,370,122
3,000,000	5.000		05/15/2054	3,245,633
Triborough Bridge and Tunnel Authority General Revenue Variable Rate Refunding Bonds Subseries 2005B-4C (Aa1/AA+/A-1)
11,015,000	4.500	(a)(b)	01/01/2031	11,015,000
Westchester County Local Development Corporation RB for New York Blood Center Project Series 2024 (Baa1/NR)
2,555,000	5.000		07/01/2035	2,860,794
1,345,000	5.000		07/01/2038	1,473,847
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (Ba1/BBB-)
1,000,000	5.000		11/01/2024	999,635
Yonkers Economic Development Corp. RB for Charter School of Educational Excellence Project Series 2019 A (NR/NR)
200,000	4.000		10/15/2029	197,845

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (NR/BB)
$300,000	4.000%		10/15/2030	$295,923

				815,410,539

North Carolina - 1.0%
Charlotte Douglas International Airport RB Series 2023A (NON-AMT) Series 2023B (AMT) (Aa3/NR)
6,525,000	5.000		07/01/2048	7,155,462
Charlotte-Mecklenburg Hospital Authority Variable Rate Health Care RB for Atrium Health Series 2021B (Aa3/AA)
20,000,000	5.000	(a)(b)	01/15/2050	20,179,864
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019A (Baa2/BBB)
375,000	2.000	(a)(b)	11/01/2033	371,054
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019B (Baa2/BBB)
400,000	2.000	(a)(b)	11/01/2033	395,791
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 C (Baa2/BBB)
1,750,000	2.100	(a)(b)	03/01/2027	1,732,436
County of Mecklenburg GO Bonds for Public Improvement Series 2018 (Aaa/AAA)
5,250,000	5.000		03/01/2029	5,706,637
County of Wake GO Public Improvement Bonds Series 2022A (Aaa/AAA)
5,000,000	5.000		02/01/2025	5,067,654
Greater Asheville Regional Airport Authority Airport System RB Series 2022A (AMT) (AGM) (A1/AA)
1,000,000	5.000		07/01/2028	1,066,485
1,900,000	5.500		07/01/2052	2,060,954
Greater Asheville Regional Airport Authority Airport System RB Series 2023 (AGM) (A1/AA)
1,150,000	5.250		07/01/2053	1,229,274
North Carolina Department of Transportation Tax Exempt Private Activity Bonds Series 2015 (NR/NR)
2,735,000	5.000		12/31/2037	2,758,230
North Carolina Medical Care Commission Health Care Facilities First Mortgage Revenue Refunding Bonds Pennybyrn At Maryfield Series 2015 (NR/NR)
3,875,000	5.000		10/01/2035	3,815,134
North Carolina Medical Care Commission RB for Forest at Duke, Inc. Obligated Group Series 2021 (NR/NR)
680,000	4.000		09/01/2041	587,240
325,000	4.000		09/01/2046	268,834
North Carolina Medical Care Commission RB for Lutheran Services for the Aging, Inc. Obligated Group Series 2021 A (NR/NR)
235,000	4.000		03/01/2025	233,973
220,000	5.000		03/01/2026	221,827
270,000	5.000		03/01/2027	272,976
255,000	5.000		03/01/2028	258,241
250,000	4.000		03/01/2029	242,499
260,000	4.000		03/01/2030	250,169
270,000	4.000		03/01/2031	257,562
725,000	4.000		03/01/2036	658,050

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

North Carolina – (continued)
North Carolina Medical Care Commission RB for Maryfield, Inc. Obligated Group Series 2020 A (NR/NR)
$1,355,000	5.000%		10/01/2040	1,273,747
North Carolina Medical Care Commission RB for Rex Hospital, Inc. Obligated Group Series 2020 A (A2/AA-)
5,995,000	3.000		07/01/2045	4,701,779
North Carolina Medical Care Commission RB Refunding for EveryAge Obligated Group Series 2021 A (NR/NR)
910,000	4.000		09/01/2041	782,110
North Carolina Medical Care Commission RB Refunding for The Presbyterian Home at Charlotte, Inc. Series 2019 A (NR/NR)
590,000	3.000		07/01/2026	566,997
1,785,000	3.000		07/01/2027	1,684,237
1,040,000	4.000		07/01/2030	984,184
1,080,000	5.000		07/01/2031	1,079,267
1,110,000	5.000		07/01/2032	1,105,468
1,375,000	5.000		07/01/2033	1,364,854
North Carolina Medical Care Commission Retirement Facilities First Mortgage RB Series 2024A (NR/NR)
750,000	5.000		10/01/2044	780,416
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (AGM) (NR/AA)
3,000,000	3.000		01/01/2042	2,496,349
3,500,000	5.000		01/01/2049	3,664,206
North Carolina Turnpike Authority Triangle Expressway System Senior Lien Turnpike RB Series 2019 (NR/BBB)
9,500,000	5.000		01/01/2049	9,773,958
State of North Carolina Limited Obligation Refunding Bonds Series 2017B (Aa1/AA+)
7,765,000	5.000		05/01/2026	8,077,516

				93,125,434

North Dakota - 0.2%
City of Grand Forks Health Care System RB for Altru Health System Series 2021 (Baa3/NR)
4,125,000	4.000		12/01/2035	3,994,171
City of Grand Forks Health Care System RB for Altru Health System Series 2021 (AGM) (A1/AA)
1,875,000	3.000		12/01/2051	1,350,168
City of Horace GO Refunding Bonds Series 2021 (Baa3/NR)
1,100,000	3.000		05/01/2041	821,040
2,750,000	3.000		05/01/2046	1,888,345
City of Horace Temporary Refunding Improvement Bonds Series 2022A (Baa3/NR)
625,000	3.250		08/01/2024	623,999
City of Horace, North Dakota Temporary Refunding Improvement Bonds, Series 2023B (Baa3/NR)
5,300,000	5.125		07/01/2025	5,313,689

				13,991,412

Ohio - 2.2%
American Municipal Power RB for Prairie State Energy Campus Project Refunding Series 2019B (A1/A)
1,255,000	5.000		02/15/2025	1,270,910
Bon Secours Mercy Health Hospital Facilities RB Series 2022B-1
(A2/A+)
7,110,000	5.000	(a)(b)	10/01/2049	7,461,164

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/A-)
$440,000	5.000%		06/01/2034	$479,854
310,000	4.000		06/01/2037	314,945
2,655,000	4.000		06/01/2038	2,680,420
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/BBB+)
5,070,000	3.000		06/01/2048	3,869,337
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
24,225,000	5.000		06/01/2055	22,908,807
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)
37,685,000	0.000	(f)	06/01/2057	3,922,466
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset Backed Refunding Bonds Series 2020 (NR/BBB+)
6,710,000	4.000		06/01/2048	6,227,833
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (Ba3/BB-)
7,195,000	5.375		09/15/2027	7,196,453
Columbus-Franklin County Finance Authority Lease RB for The Cornerstone Academy Community School Series 2023 (NR/NR)
2,525,000	7.000	(d)	07/01/2053	2,562,337
County of Cuyahoga Health Care and Independent Living Facilities Refunding RB for Eliza Jennings Senior Health Care Network Series 2022A (NR/NR)
2,400,000	5.000		05/15/2032	2,366,835
County of Cuyahoga Hospital RB Series 2017 (Baa2/BBB)
6,500,000	5.000		02/15/2037	6,630,306
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (NR/NR)
400,000	4.000		09/01/2040	348,416
625,000	4.000		09/01/2045	509,834
850,000	5.000		09/01/2049	775,383
County of Franklin Healthcare Facilities RB for Ohio Living Communities Series 2023 (NR/NR)
3,210,000	5.000		07/01/2035	3,259,651
3,915,000	5.000		07/01/2036	3,934,858
County Of Franklin Healthcare Facilities Refunding RB Series 2022 (NR/NR)
4,225,000	4.000		07/01/2040	3,614,853
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
2,480,000	5.250		11/15/2040	2,420,776
County of Franklin RB Series OH 2019A (Aa3/AA-)
5,500,000	4.000		12/01/2044	5,329,611
County of Lucas Hospital RB for Promedica Healthcare Obligated Group Series 2018A (Ba2/BB)
10,225,000	5.250		11/15/2048	10,108,886
Cuyahoga County Ohio Hospital RB for Metrohealth System Series 2017 (Baa2/BBB)
7,325,000	5.250		02/15/2047	7,400,196
2,825,000	5.000		02/15/2052	2,831,599

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Cuyahoga County Ohio Hospital RB for Metrohealth System Series 2017 (Baa2/BBB) – (continued)
$760,000	5.000%		02/15/2057	$759,070
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (Baa2/BBB)
10,000,000	8.223		02/15/2040	11,245,888
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa2/BBB)
1,000,000	5.000		02/15/2025	1,004,740
2,865,000	5.500		02/15/2057	2,905,168
Cuyahoga Metropolitan Housing Authority RB for Social Bonds Series 2021 (HUD SECT 8) (NR/A+)
3,550,000	2.000		12/01/2031	2,969,907
Evans Farm New Community Authority Special Assessment Bonds Series 2020 (NR/NR)
2,000,000	3.750		12/01/2038	1,660,287
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (NR/BBB-)
250,000	5.000		12/01/2025	250,496
325,000	5.000		12/01/2026	327,078
325,000	5.000		12/01/2027	329,130
425,000	5.000		12/01/2028	433,197
400,000	5.000		12/01/2029	409,999
680,000	5.000		12/01/2030	697,432
800,000	5.000		12/01/2031	819,502
660,000	5.000		12/01/2032	675,576
1,170,000	5.000		12/01/2033	1,200,084
1,725,000	5.000		12/01/2035	1,760,761
650,000	5.000		12/01/2037	654,502
1,630,000	5.000		12/01/2038	1,633,375
2,000,000	5.000		12/01/2051	1,950,719
Lakewood City School District GO Refunding Bonds Series 2014 C (Aa2/AA)
3,215,000	5.000		12/01/2027	3,248,878
Lancaster Port Authority Gas Supply Revenue Refunding Bonds Series 2019 (Aa1/NR)
1,860,000	5.000	(a)(b)	08/01/2049	1,876,388
Northeast Ohio Medical University RB Refunding Series 2021 A (Baa1/NR)
250,000	4.000		12/01/2035	249,088
Ohio Air Quality Development Authority Air Quality Development Refunding Bonds for Duke Energy Corp. Project Series 2022B (Baa2/BBB)
3,500,000	4.250	(a)(b)	11/01/2039	3,534,221
Ohio Air Quality Development Authority Collateralized Air Quality Revenue Refunding Bonds for Dayton Power and Light Company Project 2015 Series A (Baa1/BBB)
14,000,000	4.250	(a)(b)	11/01/2040	13,931,000
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (NR/NR)
700,000	4.500	(d)	01/15/2048	678,084
Ohio Air Quality Development Authority Pollution Control RB Refunding Series 2009-D (Non-AMT) (WR/BBB-)
1,100,000	3.375		08/01/2029	1,039,880
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 A (Baa3/NR)
925,000	2.875		02/01/2026	888,998

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 D (Baa3/NR)
$2,305,000	2.875%		02/01/2026	$2,215,287
Ohio Air Quality Development Authority RB Refunding for Ohio Valley Electric Corp. Series 2019 A (Baa3/NR)
3,130,000	3.250		09/01/2029	2,987,143
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014A (Baa2/BBB)
2,500,000	2.400	(a)(b)	12/01/2038	2,205,835
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014B (Baa2/BBB)
3,500,000	2.600	(a)(b)	06/01/2041	3,102,874
Ohio Air Quality Development Authority Revenue Refunding Bonds Series 2014C (NR/BBB)
8,000,000	2.100	(a)(b)	12/01/2027	7,852,097
Ohio Higher Educational Facility Commission RB for University Circle, Inc. Series 2020 (A3/NR)
1,445,000	5.000		01/15/2035	1,552,866
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (NR/NR)
1,260,000	5.000		12/01/2042	1,221,261
1,250,000	5.000		12/01/2045	1,184,979
Ohio Higher Educational Facility Commission RB Refunding for Xavier University Series 2020 (A3/NR)
695,000	4.000		05/01/2037	702,954
Ohio State Higher Education Facility Commission RB Series 2020 (A3/NR)
900,000	5.000		01/15/2040	950,786
Ohio State Hospital RB Refunding for Aultman Health Foundation Obligated Group Series 2018 (NR/NR)
925,000	5.000	(d)	12/01/2033	923,554
1,795,000	5.000	(d)	12/01/2038	1,697,739
2,725,000	5.000	(d)	12/01/2048	2,423,963
Port of Greater Cincinnati Development Authority Education RB Series 2021 (NR/NR)
1,500,000	4.375	(a)(b)	06/15/2056	1,462,606
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)
390,000	3.750	(d)	12/01/2031	365,171
Port of Greater Cincinnati Development Authority Special Obligation Development TIF RB, Series 2016B (NR/NR)
3,725,000	5.000		12/01/2046	3,552,346
State of Ohio Higher Educational Facilities Senior Lien Hospital Bonds Series 2020 (A3/NR)
1,140,000	5.000		01/15/2037	1,218,333
State of Ohio Higher Educational Facility RB for Capital University 2022 Project (NR/BBB-)
1,500,000	5.750		09/01/2037	1,512,680
1,500,000	6.000		09/01/2042	1,513,068
State of Ohio Hospital RB, Series 2020 Premier Health Partners Obligated Group (Baa1/NR)
1,270,000	4.000		11/15/2041	1,178,950
Toledo-Lucas County Port Authority Parking System RB Series 2021 (Baa3/NR)
3,500,000	4.000		01/01/2038	3,398,765
960,000	4.000		01/01/2041	901,749

				209,684,184

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Oklahoma - 0.3%
City of Tulsa GO Bonds Series 2021 (Aa1/AA)
$3,800,000	2.000%		11/01/2029	$3,473,645
Norman Regional Hospital Authority RB Norman Regional Hospital Authority Obligated Group Series 2019 (Ba1/BBB-)
925,000	4.000		09/01/2045	771,994
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (Ba3/BB-)
2,125,000	5.000		08/15/2029	2,202,959
5,400,000	5.500		08/15/2057	5,558,375
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (A1/AA)
3,670,000	4.000		08/15/2048	3,358,583
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018B (Ba3/BB-)
2,725,000	5.500		08/15/2052	2,810,094
Oklahoma Housing Finance Agency Collateralized RB Pioneer Plaza Apartments, Series 2023A HUD SECT 8 FHA 221(D)(4) (Aaa/NR)
775,000	4.000	(a)(b)	06/01/2028	773,918
Oklahoma Turnpike Authority Oklahoma Turnpike System Second Senior RB Series 2023 (Aa3/AA-)
4,000,000	5.500		01/01/2053	4,424,187
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (NR/B+)
1,785,000	5.000	(a)(b)	06/01/2035	1,798,126

				25,171,881

Oregon - 0.4%
City of Portland, Oregon Second Lien Sewer System Revenue and Refunding Bonds, 2023 Series A (Aa2/AA)
5,500,000	5.000		12/01/2035	6,472,294
Clackamas County Hospital Facility Authority RB Refunding for Rose Villa, Inc. Obligated Group Series 2020 A (NR/NR)
240,000	5.125		11/15/2040	235,123
120,000	5.250		11/15/2050	112,485
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (NR/BBB)
1,385,000	3.500		03/01/2029	1,325,960
1,540,000	3.750		03/01/2032	1,454,106
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (NR/A+)
1,875,000	5.000		08/15/2045	1,966,459
Oregon State Facilities Authority RB Refunding for Reed College Project Series 2017 A (Aa2/NR)
8,895,000	5.000	(c)	07/01/2027	9,436,338
Oregon State Facilities Authority RB Refunding for Samaritan Health Services, Inc. Obligated Group Series 2020 A (NR/BBB+)
525,000	5.000		10/01/2029	555,851
225,000	5.000		10/01/2035	239,944
Port of Portland International Airport RB Series 28 (NR/AA-)
2,145,000	4.000		07/01/2047	2,041,768
Port of Portland RB for International Airport Series 2019 25-B (NR/AA-)
2,665,000	5.000		07/01/2032	2,869,531
2,365,000	5.000		07/01/2033	2,545,837
1,000,000	5.000		07/01/2034	1,075,582
1,000,000	5.000		07/01/2035	1,073,025

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Oregon – (continued)
State of Oregon GO Refunding Bonds for Higher Education Series 2021 H (Aa1/AA+)
$1,175,000	1.250%		08/01/2027	$1,080,137
860,000	1.375		08/01/2028	778,723
875,000	1.500		08/01/2029	784,998
Warm Springs Reservation Confederated Tribe Hydroelectric RB Refunding for Pelton-Round Butte Project Series 2019 B (A3/NR)
190,000	5.000	(d)	11/01/2034	209,012
500,000	5.000	(d)	11/01/2036	545,118
Washington County School District No. 1 GO Bonds Series 2017 (SCH BD GTY) (Aa1/NR)
4,155,000	5.000		06/15/2029	4,409,147
Yamhill County Hospital Authority Revenue and Refunding Tax Exempt Bonds Series 2021A (NR/NR)
1,625,000	5.000		11/15/2051	1,298,218

				40,509,656

Pennsylvania - 3.4%
Allegheny County Higher Education Building Authority University Revenue Refunding Bonds Series 2022 (NR/BBB-)
1,000,000	5.250		09/01/2035	993,299
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (NR/A)
5,145,000	5.000		04/01/2030	5,430,118
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A USD (NR/A)
18,400,000	4.000		04/01/2044	17,509,975
Allegheny County Hospital Development Authority UPMC RB Series 2019A (A2/A)
6,230,000	4.000		07/15/2038	6,274,258
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B1/BB-)
1,850,000	4.875		11/01/2024	1,853,443
2,750,000	5.125		05/01/2030	2,882,154
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR)
1,560,000	2.100		05/01/2024	1,554,275
150,000	5.000		05/01/2024	150,033
75,000	5.000		05/01/2026	76,708
525,000	5.000		05/01/2027	543,494
700,000	5.000		05/01/2029	740,669
750,000	5.000		05/01/2030	801,288
750,000	5.000		05/01/2031	807,242
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (Ba3/NR)
1,775,000	5.000	(d)	05/01/2027	1,812,056
1,600,000	5.000	(d)	05/01/2032	1,633,135
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (Ba3/NR)
1,000,000	5.000	(d)	05/01/2028	1,028,769
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022 (Baa3/ NR)
500,000	5.000		05/01/2025	503,267

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022 (Baa3/NR) – (continued)
$900,000	5.000%		05/01/2033	$974,898
1,000,000	5.000		05/01/2034	1,080,868
900,000	5.000		05/01/2035	968,596
1,000,000	5.000		05/01/2036	1,068,547
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022 forward Delivery (Baa3/NR)
750,000	5.000		05/01/2032	813,218
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (NR/BB-)
325,000	5.000		07/01/2025	321,205
420,000	5.000		07/01/2026	397,136
425,000	5.000		07/01/2027	392,792
450,000	5.000		07/01/2028	406,966
475,000	5.000		07/01/2029	420,391
650,000	5.000		07/01/2030	565,285
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (NR/NR)
100,000	5.000		10/01/2030	102,937
350,000	5.000		10/01/2031	360,051
410,000	5.000		10/01/2033	421,505
Chester County IDA RB for Collegium Charter School Project Series 2022 (NR/BB)
900,000	6.000	(d)	10/15/2052	908,343
Chester County IDA RB Series 2021 (Aa2/NR)
10,000,000	4.000		12/01/2046	9,702,110
City of Erie Higher Education Building Authority RB for Gannon University Series 2021 (Baa2/BBB+)
500,000	4.000		05/01/2036	465,009
595,000	4.000		05/01/2041	510,696
380,000	5.000		05/01/2047	357,672
City of Wilkes-Barre Finance Authority University Revenue Refunding Bonds Series 2021 (NR/BBB-)
2,075,000	4.000		03/01/2042	1,679,347
Coatesville School District GO Refunding Bonds Series 2017 (AGM ST AID WITHHLDG) (A1/AA)
1,000,000	5.000		08/01/2025	1,018,551
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (A1/AA)
21,580,000	4.000		06/01/2039	21,700,738
Commonwealth of Pennsylvania COPS Series 2018 A (A2/A)
1,250,000	4.000		07/01/2046	1,198,616
Commonwealth of Pennsylvania GO Bonds 1st Series 2015 (Aa3/A+)
6,500,000	5.000		03/15/2033	6,576,714
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (NR/BB-)
2,000,000	5.875	(d)	10/15/2040	1,740,919
6,375,000	6.250	(d)	10/15/2053	5,325,497
Dauphin County General Authority University RB for Harrisburg University of Science & Technology Project Series 2017 (NR/BB-)
950,000	5.000	(d)	10/15/2034	831,921

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Delaware County Authority RB for Villanova University Series 2015 (Aa3/AA-)
$1,120,000	5.000%		08/01/2040	$1,130,306
Doylestown Hospital Authority Taxable RB for Doylestown Health Series 2019 B (B3/CCC)
500,000	3.950		07/01/2024	496,219
Doylestown Hospital Authority Taxable RB for Doylestown Health Series 2019 B (NR/NR)
455,000	3.950		07/01/2024	452,804
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
750,000	5.000		12/01/2038	682,929
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (A2/AA-)
	(3M USD LIBOR + 0.77%)
15,800,000	4.501	(e)	05/01/2037	14,221,266
General Authority of Southcentral Pennsylvania RB Refunding WellSpan Health Obligation Group Series 2019 A (Aa3/NR)
725,000	4.000		06/01/2044	694,625
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (NR/NR)
900,000	5.000		03/01/2040	793,342
Latrobe Industrial Development Authority RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
150,000	5.000		03/01/2025	150,288
185,000	5.000		03/01/2026	186,112
150,000	5.000		03/01/2027	151,727
135,000	5.000		03/01/2028	137,357
160,000	5.000		03/01/2029	163,660
Latrobe Industrial Development Authority University RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
175,000	5.000		03/01/2031	180,028
300,000	5.000		03/01/2033	308,765
Lincoln University of The Commonwealth System of Higher Education RB Refunding Tax Exempt Social Bonds 2023 Series A (Baa3/NR)
3,240,000	5.250		07/01/2044	3,147,423
Montgomery County Higher Education & Health Authority RB Refunding for Thomas Jefferson University Obligated Group Series 2019 (A3/A)
1,000,000	4.000		09/01/2037	1,007,093
550,000	4.000		09/01/2038	552,098
1,000,000	4.000		09/01/2039	1,000,853
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series A (Baa1/BBB+)
2,250,000	4.100	(a)(b)	04/01/2053	2,308,477
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series B (Baa1/BBB+)
1,645,000	4.100		06/01/2029	1,699,052
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series C (Baa1/BBB+)
2,665,000	4.450	(a)(b)	10/01/2034	2,723,792
Montgomery County IDA Retirement Communities RB for Acts Retirement Life Communities Obligated Group Series 2020C (NR/NR)
1,035,000	5.000		11/15/2045	1,075,699

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Montgomery County Industrial Development Authority RB ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 C (NR/NR)
$600,000	4.000%		11/15/2043	$567,143
Montgomery County Industrial Development Authority RB Refunding for The Public School of Germantown Series 2021 A (NR/BBB+)
400,000	4.000		10/01/2036	381,917
400,000	4.000		10/01/2041	358,992
Northampton County General Purpose Authority Hospital RB Series 2016A (A3/A-)
24,840,000	5.000		08/15/2046	25,125,682
Northampton County Industrial Development Authority RB Refunding for Morningstar Senior Living, Inc. Obligated Group Series 2019 (NR/NR)
1,000,000	5.000		11/01/2039	929,281
Northeastern Pennsylvania Hospital & Education Authority RB for King’s College Project Series 2019 (NR/BBB)
100,000	5.000		05/01/2024	99,953
Pennsylvania Economic Development Financing Authority RB for Presbyterian Senior Living Project Series 2021 (NR/NR)
1,600,000	4.000		07/01/2030	1,617,369
1,900,000	4.000		07/01/2033	1,921,444
Pennsylvania Economic Development Financing Authority RB for Presbyterian Senior Living Series 2023B-2 (NR/NR)
4,140,000	5.000		07/01/2038	4,383,389
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (NR/BBB)
750,000	5.000		06/30/2042	751,613
Pennsylvania Economic Development Financing Authority RB Refunding for American Water Co. Project Series 2019 (A1/ A+)
8,250,000	3.000		04/01/2039	7,171,978
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
1,800,000	4.000		07/01/2041	1,707,244
Pennsylvania Economic Development Financing Authority RB Refunding for UPMC Obligated Group Series 2021 A (A2/A)
1,200,000	4.000		10/15/2040	1,203,393
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management Inc. Project Series 2021A-2 (NR/A-/A-2)
10,000,000	4.600	(a)(b)	10/01/2046	10,166,303
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Refunding RB Series 2021B (NR/A-/A-2)
6,050,000	1.100	(a)(b)	06/01/2031	5,606,516
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (AGM) (A1/AA)
5,000,000	5.000		12/31/2057	5,271,249
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (Baa2/NR)
6,650,000	5.750		06/30/2048	7,407,875
1,350,000	5.250		06/30/2053	1,434,462
10,000,000	6.000		06/30/2061	11,227,148

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Rapid Bridge Replacement Project Series 2015 (NR/BBB)
$1,800,000	5.000%		12/31/2024	$1,806,066
Pennsylvania Economic Development Financing Authority UPMC RB Series 2021A (A2/A)
1,220,000	4.000		10/15/2037	1,254,740
Pennsylvania Economic Development Financing Authority UPMC RB, Series 2020A (A2/A)
2,200,000	4.000		04/15/2036	2,262,542
Pennsylvania Higher Educational Facilities Authority Duquesne University of the Holy Spirit RB Series 2019 A (A2/A)
350,000	4.000		03/01/2037	356,522
675,000	5.000		03/01/2038	713,655
500,000	5.000		03/01/2039	525,608
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (AGC) (WR/AA) (3M USD LIBOR + 0.60%)
760,000	4.346	(e)	07/01/2027	753,465
Pennsylvania Turnpike Commission Oil Franchise Tax Subordinated RB Series 2018 B (A2/NR)
9,995,000	5.250		12/01/2048	10,470,099
Pennsylvania Turnpike Commission RB Series 2018 A (Aa3/NR)
23,255,000	5.250		12/01/2044	24,580,502
Pennsylvania Turnpike Commission RB Series 2019 A (A2/NR)
4,250,000	5.000		12/01/2036	4,667,612
4,275,000	5.000		12/01/2038	4,659,420
Pennsylvania Turnpike Commission Registration Fee Revenue Refunding Bonds Series of 2023 (A1/AA-) (SIFMA Municipal Swap Index Yield + 0.85%)
2,075,000	3.640	(b)(e)	07/15/2041	2,075,903
Philadelphia Airport Revenue and Refunding Bonds Series 2021 (A2/NR)
5,750,000	5.000		07/01/2026	5,922,261
Philadelphia Authority for Industrial Development Charter School RB for Green Woods Charter School Project Series 2022A (NR/BB+)
650,000	5.125		06/15/2042	633,066
Philadelphia Authority for Industrial Development RB for Independence Charter School Series 2019 (NR/NR)
345,000	4.000		06/15/2029	330,871
1,000,000	5.000		06/15/2039	962,810
Philadelphia Authority for Industrial Development RB for MaST Community Charter School II Series 2020 A (NR/BBB-)
445,000	5.000		08/01/2030	453,758
290,000	5.000		08/01/2040	288,531
Philadelphia Authority for Industrial Development RB Refunding for Philadelphia Performing Arts Charter School Series 2020 (NR/BB+)
900,000	5.000	(d)	06/15/2040	909,408
Philadelphia Authority for Industrial Development Tacony Charter School Project Social Bond RB Series 2023 (NR/BB+)
1,600,000	5.000	(d)	06/15/2033	1,648,683
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
2,310,000	5.000		07/01/2028	2,369,785

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Philadelphia IDA University RB for St. Joseph’s University Project Series 2022 (NR/A-)
$2,500,000	5.250%		11/01/2052	$2,640,289
Philadelphia School District GO Bonds Series 2015 A (ST AID WITHHLDG) (A1/NR)
2,415,000	5.000		09/01/2027	2,460,473
Pittsburgh Water & Sewer Authority First Lien RB Series 2019 A (AGM) (A1/AA)
1,000,000	5.000		09/01/2034	1,101,353
1,720,000	5.000		09/01/2035	1,900,822
1,285,000	5.000		09/01/2036	1,411,178
2,000,000	5.000		09/01/2037	2,179,705
Pittsburgh Water & Sewer Authority Subordinate RB Refunding Series 2019 B (AGM) (NR/AA)
2,500,000	4.000		09/01/2034	2,579,310
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (NR/BBB+)
335,000	5.000		11/15/2028	335,254
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (Baa3/NR)
1,100,000	5.000		01/01/2035	1,128,851
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (NR/BB+)
750,000	4.000		10/01/2029	713,298
425,000	5.000		10/01/2039	402,604
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (WR/CCC+)
4,100,000	5.000		11/01/2044	2,122,641
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 B-2 (NR/CCC+)
1,915,000	5.000	(a)(b)	02/01/2040	1,210,959
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 B-3 (NR/CCC+)
2,800,000	5.000	(a)(b)	02/01/2040	1,508,501
The Hospitals and Higher Education Facilities Authority of Philadelphia Hospital RB (Temple University Health System Obligated Group) Series 2017 (Baa3/BBB)
3,190,000	5.000		07/01/2027	3,278,516
Upper Dauphin IDA RB for Pennsylvania Steam Academy Charter School Project Series 2022B (NR/NR)
200,000	6.000	(d)	07/01/2029	193,956
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (Baa3/NR)
490,000	5.000		07/01/2030	513,185

				318,827,779

Puerto Rico – 5.9%
HTA Trust Certificates Class L-2028 Units (NR/NR)
1,287,868	5.250		07/01/2038	1,288,159
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2020A (NR/NR)
20,425,000	5.000	(d)	07/01/2035	21,542,973
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2022A (NR/NR)
5,580,000	5.000	(d)	07/01/2037	5,881,015
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2022A (Senior Lien) (NR/NR)
10,610,000	5.000	(d)	07/01/2033	11,433,176

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)
$20,865,000	5.000	%(d)	07/01/2047	$21,221,570
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (WR/NR)
555,000	6.125		07/01/2024	558,080
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds 2021 B (NR/NR)
900,000	5.000	(d)	07/01/2037	943,497
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2021B (NR/NR)
9,700,000	4.000	(d)	07/01/2042	9,216,196
Puerto Rico Commonwealth GO Bonds (NR/NR)
16,485,625	0.000	(a)(g)(i)	11/01/2043	9,528,691
Puerto Rico Commonwealth GO Clawback Bonds (NR/NR)
1,539,420	0.000	(a)(g)(i)	11/01/2051	727,376
Puerto Rico Commonwealth GO Clawback CVIs (NR/NR)
1,825,630	0.000	(a)(g)(i)	11/01/2051	1,072,558
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
1,480,236	0.000	(f)	07/01/2024	1,465,526
4,135,896	5.375		07/01/2025	4,218,211
1,750,000	5.625		07/01/2027	1,860,894
10,915,508	5.625		07/01/2029	11,941,312
13,899,948	5.750		07/01/2031	15,658,332
19,245,062	0.000	(f)	07/01/2033	12,625,935
4,598,951	4.000		07/01/2033	4,581,131
3,601,382	4.000		07/01/2035	3,530,824
7,727,039	4.000		07/01/2037	7,456,477
12,189,086	4.000		07/01/2041	11,462,699
15,453,596	4.000		07/01/2046	14,169,877
Puerto Rico Electric Power Authority Power RB Series 2012A (WR/NR)
5,465,000	5.000	*	07/01/2042	1,434,563
Puerto Rico Electric Power Authority Power RB Series 2013A (WR/NR)
1,350,000	7.000	*	07/01/2033	354,375
11,365,000	6.750	*	07/01/2036	2,983,313
Puerto Rico Electric Power Authority Power RB Series 4 (NR/NR)
196,972	10.000	*	07/01/2022	51,705
Puerto Rico Electric Power Authority Power RB Series AAA (WR/NR)
1,050,000	5.250	*	07/01/2031	275,625
Puerto Rico Electric Power Authority Power RB Series CCC (WR/NR)
4,075,000	5.250	*	07/01/2026	1,069,687
1,555,000	5.000	*	07/01/2028	408,188
Puerto Rico Electric Power Authority Power RB Series E-1 (NR/NR)
590,915	10.000	*	01/01/2021	155,115
Puerto Rico Electric Power Authority Power RB Series E-2 (NR/NR)
590,915	10.000	*	07/01/2021	155,115
Puerto Rico Electric Power Authority Power RB Series E-3 (NR/NR)
196,972	10.000	*	01/01/2022	51,705
Puerto Rico Electric Power Authority Power RB Series TT (WR/NR)
220,000	5.000	*	07/01/2025	57,750

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Electric Power Authority Power RB Series TT (WR/NR) – (continued)
$5,550,000	5.000	%*	07/01/2032	$1,456,875
Puerto Rico Electric Power Authority Power RB Series VV (NATL) (NR/NR)
350,000	5.250		07/01/2029	345,714
215,000	5.250		07/01/2030	212,060
1,150,000	5.250		07/01/2032	1,142,044
Puerto Rico Electric Power Authority Power RB Series WW (WR/NR)
4,585,000	5.500	*	07/01/2038	1,203,562
Puerto Rico Electric Power Authority Power RB Series XX (WR/NR
17,660,000	5.250	*	07/01/2040	4,635,750
Puerto Rico Electric Power Authority Power RB Series ZZ (WR/NR)
1,000,000	5.250	*	07/01/2019	262,500
1,365,000	5.250	*	07/01/2026	358,312
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (A1/AA)
	(3M USD LIBOR + 0.52%)
21,915,000	4.266	(e)	07/01/2029	20,697,959
Puerto Rico Electric Power Authority RB Series TT (WR/NR)
3,250,000	5.000	*	07/01/2037	853,125
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue Restructured Bonds Series 2019A-2B (NR/NR)
8,420,000	4.550		07/01/2040	8,493,906
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
705,000	0.000	(f)	07/01/2024	698,336
16,610,000	0.000	(f)	07/01/2027	14,694,150
11,021,000	0.000	(f)	07/01/2029	9,026,991
19,009,000	0.000	(f)	07/01/2031	14,350,586
28,145,000	0.000	(f)	07/01/2033	19,478,631
46,454,000	0.000	(f)	07/01/2046	14,805,930
16,872,000	0.000	(f)	07/01/2051	3,933,078
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
147,640,000	4.329		07/01/2040	147,682,520
143,000	4.536		07/01/2053	137,524
20,205,000	4.784		07/01/2058	20,053,653
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
30,664,000	4.500		07/01/2034	30,828,463
13,699,000	4.750		07/01/2053	13,633,659
39,744,000	5.000		07/01/2058	39,861,519

				548,228,497

Rhode Island - 0.4%
Rhode Island Health and Educational Building Corp. RB for Cumberland Public School Financing Program Series 2023 A (NR/AA+)
3,655,000	5.000		05/15/2048	3,986,415
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (AGM MUN GOVT GTD) (Aa3/AA)
500,000	5.000		05/15/2024	500,475

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Rhode Island – (continued)
Rhode Island Health and Educational Building Corporation Hospital Financing RB Lifespan Obligated Group Issue Series 2024 (NR/BBB+)
$3,500,000	5.250%		05/15/2049	$3,768,882
4,500,000	5.250		05/15/2054	4,810,491
Rhode Island Health and Educational Building Corporation Public Schools Financing RB for Town of Cumberland Issue Series 2023 A (NR/AA+)
5,025,000	4.125		05/15/2053	4,937,747
Rhode Island Health and Educational Building Corporation Public Schools RB Financing Program RB Series 2024 A (NR/AA)
7,500,000	5.000		05/15/2049	8,089,721
Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity Bonds Series 78-A (Aa1/AA+)
4,970,000	5.000		10/01/2042	5,280,810
Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity Bonds Series 82-A (Non-AMT) (GNMA COLL) (Aa1/AA+)
4,060,000	4.450		10/01/2044	3,985,950

				35,360,491

South Carolina - 0.5%
City of Charleston Waterworks & Sewer System Capital Improvement RB Series 2022 (Aaa/AAA)
7,145,000	5.000		01/01/2052	7,837,134
Clemson University Athletic Facilities RB Series 2015 (Aa3/NR)
1,570,000	4.000		05/01/2026	1,582,413
Lexington County School District No. 1/SC GO Refunding Bonds Series 2019 A (SCSDE) (Aa1/AA)
2,495,000	5.000		02/01/2031	2,729,981
Lexington County School District No. 2 GO Bonds Series 2017 C (SCSDE) (Aa1/AA)
2,000,000	5.000		03/01/2031	2,115,867
1,615,000	4.000		03/01/2032	1,655,695
Richland County at Sandhill Improvement District Refunding Assessment RB Series 2021 (NR/NR)
610,000	3.000	(d)	11/01/2026	571,897
900,000	3.625	(d)	11/01/2031	784,510
1,170,000	3.750	(d)	11/01/2036	951,727
South Carolina Economic Development Authority Educational Facilities Tax Exempt RB for Polaris Tech Charter School Project Series 2022A (NR/NR)
1,920,000	5.125	(d)	06/15/2042	1,831,319
South Carolina Ports Authority RB Series 2018 (A1/A+)
3,750,000	5.000		07/01/2037	3,918,420
South Carolina Public Service Authority Revenue Obligations 2022 Tax Exempt Series E (A3/A-)
10,000,000	5.750		12/01/2047	11,046,470
South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2014 Tax-Exempt Series A (A3/A-)
8,745,000	5.500		12/01/2054	8,751,413
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A1/AA)
500,000	5.000		04/15/2032	547,025
500,000	5.000		04/15/2033	546,609
500,000	5.000		04/15/2034	546,015
525,000	5.000		04/15/2035	571,731
600,000	4.000		04/15/2036	614,100
550,000	4.000		04/15/2037	556,135

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

South Carolina – (continued)
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A1/AA) – (continued)
$525,000	4.000%		04/15/2038	$527,585
700,000	4.000		04/15/2039	700,835
750,000	4.000		04/15/2040	742,161

				49,129,042

South Dakota - 0.0%
County of Lincoln RB Refunding for The Augustana College Association Series 2021 A (NR/BBB-)
650,000	4.000		08/01/2041	587,981
1,200,000	4.000		08/01/2051	1,002,136
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (NR/AA+)
1,075,000	5.000		01/01/2025	1,086,919
730,000	5.000		01/01/2026	752,764

				3,429,800

Tennessee - 0.5%
City of Johnson GO Refunding Bonds Series 2019 B (Aa2/NR)
1,225,000	4.000		06/01/2037	1,254,633
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A3/A-)
1,800,000	4.000		07/01/2040	1,763,221
Health, Educational and Housing Facility Board of The County of Knox Student Housing RB Series 2024A-1 (Tax-Exempt) (BAM) (NR/AA)
1,000,000	5.250		07/01/2049	1,084,108
1,250,000	5.500		07/01/2054	1,371,644
Health, Educational and Housing Facility Board of The County of Shelby Series 2008B (AGM) (A1/AA/A-1)
24,325,000	4.650	(a)(b)	06/01/2042	24,325,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (WR/A)
700,000	5.000		07/01/2046	704,458
Metropolitan Government Nashville & Davidson County Health & Educational Facilities RB Refunding for Trevecca Nazarene University Project Series 2019 (NR/NR)
20,000	3.000		10/01/2024	19,784
Metropolitan Nashville Airport Authority Airport Improvement RB Series 2022B (AMT) (A1/NR)
1,700,000	5.000		07/01/2026	1,751,300
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)
545,000	4.500	(d)	06/01/2028	546,231
Tennergy Corporation Gas Supply RB, Series 2019A (Aa1/NR)
9,465,000	5.000	(a)(b)	02/01/2050	9,514,207
The Health and Educational Facilities Board of The Metropolitan Government of Nashville and Davidson County, Multifamily Housing RB Ben Allen Ridge Apartments Project Series 2022B (FNMA COLL) (Aaa/NR)
1,550,000	3.850	(a)(b)	02/01/2048	1,550,010

				43,884,596

Texas - 8.8%
Arlington Higher Education Finance Corp. Education RB Series 2022A (NR/NR)
1,425,000	5.625		08/15/2052	1,314,324

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Arlington Higher Education Finance Corp. RB Refunding for Wayside Schools Series 2021 A (NR/BB)
$195,000	5.000%		08/15/2024	$195,098
205,000	5.000		08/15/2025	205,768
190,000	5.000		08/15/2026	191,932
200,000	5.000		08/15/2027	203,396
80,000	5.000		08/15/2028	81,726
80,000	4.000		08/15/2029	78,219
80,000	4.000		08/15/2030	77,760
90,000	4.000		08/15/2031	86,871
Arlington Independent School District UT School Building and Refunding Bonds Series 2023 (PSF-GTD) (Aaa/AAA)
1,970,000	5.000		02/15/2025	1,996,159
1,125,000	5.000		02/15/2027	1,187,993
Austin Community College District Limited Tax Bonds Series 2023 (Aa1/AA+)
3,750,000	5.250		08/01/2053	4,149,925
Austin Convention Enterprises, Inc. Convention Center Hotel First Tier RB Refunding Series 2017 A (NR/BB+)
1,355,000	5.000		01/01/2029	1,377,186
Austin Independent School District UT School Building Bonds Series 2023 (NON-PSF) (Aaa/NR)
5,670,000	5.000		08/01/2043	6,315,896
Bastrop County, Special Assessment RB, Series 2023 Double Eagle Ranch Public Improvement District Improvement Area 1 Project (NR/NR)
1,000,000	5.250	(d)	09/01/2043	1,014,800
Carrollton-Farmers Branch Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (Aaa/AAA)
1,600,000	5.000		02/15/2026	1,655,165
1,925,000	5.000		02/15/2027	2,034,966
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 A (A3/A)
620,000	5.000		01/01/2028	655,553
650,000	5.000		01/01/2029	698,199
1,115,000	5.000		01/01/2034	1,214,015
610,000	5.000		01/01/2036	658,684
645,000	5.000		01/01/2037	693,866
675,000	5.000		01/01/2038	722,679
1,420,000	5.000		01/01/2039	1,513,028
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2021D (A3/A)
2,330,000	3.000		01/01/2046	1,831,157
Central Texas Regional Mobility Authority Senior Lien Revenue Refunding Bonds Series 2021D (A3/A)
1,100,000	4.000		01/01/2040	1,103,709
Cities of Dallas and Fort Worth, Texas Dallas Fort Worth International Airport Joint RR Bonds Series 2023C (A1/A+)
4,300,000	5.000		11/01/2030	4,728,750
Cities of Dallas and Fort Worth, Texas Dallas Fort Worth International Airport, Joint RR and Improvement Bonds, Series 2023B (A1/A+)
1,000,000	5.000		11/01/2042	1,122,556
City of Anna Special Assessment Bonds for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)
140,000	5.750	(d)	09/01/2029	142,896
City of Anna Special Assessment Bonds for Sherley Tract Public Improvement District No. 2 Series 2021 (NR/NR)
287,000	3.250	(d)	09/15/2026	269,033

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Anna Special Assessment RB for Hurricane Creek Public Improvement District Project Series 2022 (NR/NR)
$1,402,000	5.750	%(d)	09/01/2042	$1,426,084
City of Anna Special Assessment RB for Woods At Lindsey Place Public and District Improvement Area #1 Project Series 2023 (NR/NR)
781,000	5.625	(d)	09/15/2043	793,084
City of Aubrey Special Assessment RB for Aubrey Public Improvement District No. 1 Project Series 2023 (NR/NR)
1,000,000	5.000	(d)	09/01/2030	1,010,068
City of Aubrey Special Assessment RB for Jackson Ridge Public Improvement District Project Series 2022 (NR/NR)
852,000	5.250	(d)	09/01/2032	872,458
City of Aubrey Special Assessment Revenue Refunding Bonds, Series 2024 (Jackson Ridge Public Improvement District Phase #1 And Phase #2 Assessments) (BAM) (NR/AA)
1,350,000	5.000		09/01/2037	1,493,378
1,250,000	5.000		09/01/2045	1,326,134
City of Austin Airport System RB Series 2019B (AMT) (A1/A+)
4,000,000	5.000		11/15/2031	4,327,709
City of Austin Airport System RB Series 2022 (A1/A+)
7,435,000	5.000		11/15/2052	7,779,188
City of Austin RB for Airport System Series 2019 B (A1/A+)
1,980,000	5.000		11/15/2032	2,141,620
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)
325,000	4.500	(d)	11/01/2024	323,808
2,815,000	4.000	(d)	11/01/2028	2,739,102
City of Austin Special Assessment RB for Whisper Valley Public Improvement District Project Series 2022 (NR/NR)
777,000	5.375	(d)	11/01/2042	786,182
City of Austin Water & Wastewater System Revenue Refunding Bonds Series 2022 (Aa2/AA)
1,300,000	5.000		11/15/2038	1,474,703
2,250,000	5.000		11/15/2039	2,545,453
2,000,000	5.000		11/15/2040	2,245,608
City of Boyd Special Assessment RB, Series 2024 (City of Boyd Public Improvement District No. 1 Improvement Area #1 Project) (NR/NR)
1,405,000	5.500	(d)	09/15/2053	1,405,853
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2020 (NR/NR)
250,000	2.500	(d)	09/01/2025	241,200
140,000	3.125	(d)	09/01/2030	128,169
180,000	3.250	(d)	09/01/2030	162,769
355,000	4.000	(d)	09/01/2040	316,025
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2021 (NR/NR)
144,000	2.500	(d)	09/01/2026	135,812
158,000	3.000	(d)	09/01/2031	140,315
329,000	3.375	(d)	09/01/2041	268,080
City of Celina Special Assessment RB for Celina Hills Public Improvement District Project Series 2022 (NR/NR)
430,000	4.625	(d)	09/01/2032	426,030
704,000	4.875	(d)	09/01/2042	675,336
City of Celina Special Assessment RB for Chalk Hill Public Improvement District No. 2 Phases #2-3 Direct Improvement Project Series 2023 (NR/NR)
767,000	5.750	(d)	09/01/2043	773,499

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Celina Special Assessment RB for Hillside Public Improvement District Series 2022 (NR/NR)
$240,000	2.750	%(d)	09/01/2027	$218,113
432,000	3.125	(d)	09/01/2032	370,082
City of Celina Special Assessment RB for North Sky Public Improvement District Project Series 2023 (NR/NR)
812,000	5.375		09/01/2043	818,955
1,006,000	5.625		09/01/2052	1,015,732
1,000,000	6.125	(d)	09/01/2052	1,009,451
City of Celina Special Assessment RB for Parvin Public Improvement District Project Series 2023 (NR/NR)
459,000	5.750	(d)	09/01/2030	461,995
City of Celina Special Assessment RB for Ten Mile Creek Public Improvement District Project Series 2023 (NR/NR)
492,000	4.750	(d)	09/01/2030	495,693
235,000	5.500	(d)	09/01/2030	236,737
1,169,000	5.500	(d)	09/01/2042	1,187,699
City of Celina Special Assessment RB for Wells South Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)
255,000	4.875	(d)	09/01/2032	259,206
495,000	5.500	(d)	09/01/2042	499,903
City of Celina Special Assessment RB Series 2022 (NR/NR)
192,000	2.875	(d)	09/01/2027	175,714
227,000	3.250	(d)	09/01/2027	210,471
250,000	3.250	(d)	09/01/2032	216,985
235,000	3.625	(d)	09/01/2032	211,942
1,175,000	3.500	(d)	09/01/2042	913,684
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
150,000	4.200		09/01/2027	148,671
570,000	4.800		09/01/2037	565,648
647,000	5.250		09/01/2046	648,231
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)
300,000	5.375	(d)	09/01/2038	304,705
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
365,000	5.000		09/01/2028	369,745
City of Celina, Collin and Denton Counties Special Assessment RB, Series 2023 Cross Creek Meadows Public Improvement District Improvement Area 1 Project (NR/NR)
686,000	4.500	(d)	09/01/2030	687,233
1,524,000	5.375	(d)	09/01/2043	1,539,308
City of Celina, Collin and Denton Counties Special Assessment RB, Series 2023 Cross Creek Meadows Public Improvement District Major Improvement Area Project (NR/NR)
216,000	5.000	(d)	09/01/2030	216,452
City of Celinac Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)
145,000	3.250	(d)	09/01/2026	138,210
185,000	3.750	(d)	09/01/2031	170,374
City of Crandall Cartwright Ranch Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
314,000	3.375	(d)	09/15/2026	301,452
410,000	4.000	(d)	09/15/2031	391,790

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Crandall Special Assessment RB for River Ridge Public Improvement District Project Series 2022 (NR/NR)
$484,000	5.375	%(d)	09/15/2027	$489,286
City of Dallas Fort Worth International Airport Joint Revenue Refunding Bonds Series 2021A (A1/NR)
3,975,000	4.000		11/01/2039	4,043,482
City of Dallas fort Worth International Airport Joint Revenue Refunding Bonds Series 2021B (NON-AMT) (A1/NR)
6,240,000	4.000		11/01/2045	6,063,014
City of Dallas fort Worth International Airport Joint Revenue Refunding Bonds Series 2023C (A1/A+)
6,400,000	5.000		11/01/2026	6,632,356
City of Dallas Housing Finance Corp. Multifamily Housing RB for Positano Series 2023 (FHA 221(D4)) (Aaa/NR)
2,955,000	5.000	(a)(b)	09/01/2026	3,002,248
City of Dallas Housing Finance Corp. Multifamily Housing Revenue Notes for Estates at Ferguson Series 2023 (Aaa/NR)
1,725,000	5.000	(a)(b)	07/01/2042	1,782,200
City of Dallas International Airport Joint Revenue Refunding Bonds Series 2022B (A1/A+)
4,000,000	4.000		11/01/2041	4,029,468
City of Dayton Senior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #1 Project Series 2022A (NR/NR)
268,000	4.875	(d)	09/01/2032	271,067
765,000	5.125	(d)	09/01/2042	745,705
City of Dayton Senior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #2 Project Series 2024A (NR/NR)
793,000	4.500	(d)(h)	09/01/2031	785,472
1,220,000	5.375	(d)(h)	09/01/2044	1,196,276

City of Decatur, Texas, (A Municipal Corporation of The State of Texas Located In Wise County) Special Assessment RB, Series 2023 (Vista Park Public Improvement District No. 1 Improvement Area #1 Project) (NR/NR)

417,000	5.750	(d)	09/15/2030	422,658
City of Dripping Springs, Hays County Special Assessment RB, Series 2023 Heritage Public Improvement District Improvement Area 1 Project (NR/NR)
1,000,000	5.375	(d)	09/01/2043	993,660
City of Elmendorf Hickory Ridge Public Improvement District Special Assessment Bond for Improvement Area No. 1 Series 2021 (NR/NR)
528,000	2.875	(d)	09/01/2026	496,442
398,000	3.375	(d)	09/01/2031	359,735
1,206,000	3.750	(d)	09/01/2041	981,643
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)
198,000	2.625	(d)	08/15/2025	190,726
171,000	3.375	(d)	08/15/2030	154,540
City of Fate Special Assessment RB for Monterra Public Improvement District Improvement Area #2 Project Series 2024 (NR/NR)
570,000	4.500	(d)	08/15/2031	562,877
City of Fate Special Assessment RB for Monterra Public Improvement District Series 2021 (NR/NR)
397,000	2.750	(d)	08/15/2026	374,667
612,000	3.375	(d)	08/15/2031	558,524
846,000	3.750	(d)	08/15/2041	712,652

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Fate Special Assessment RB for Williamsburg East Public Improvement District Project Series 2022 (NR/NR)
$483,000	4.875	%(d)	08/15/2027	$481,211
778,000	5.250	(d)	08/15/2032	793,888
1,300,000	5.875	(d)	08/15/2042	1,313,253
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase#1 Series 2019 (NR/NR)
50,000	3.125	(d)	08/15/2024	49,580
340,000	3.500	(d)	08/15/2029	321,206
1,905,000	4.000	(d)	08/15/2039	1,725,712
1,825,000	4.250	(d)	08/15/2049	1,601,698
City of Fate Special Assessment RB for Williamsburg Public Improvement District Series 2022 (NR/NR)
295,000	4.000	(d)	08/15/2032	283,833
1,129,000	4.250	(d)	08/15/2042	1,025,573
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (NR/AA)
165,000	4.000		08/15/2028	168,323
170,000	4.000		08/15/2029	174,175
925,000	3.000		08/15/2034	847,217
City of Fate, Rockwall County Special Assessment RB, Series 2023 Williamsburg Public Improvement District No. 1 Phase 3B (NR/NR)
417,000	4.250	(d)	08/15/2030	417,369
761,000	5.125	(d)	08/15/2043	760,886
City of Georgetown Special Assessment RB for Parks at Westhaven Public Improvement District Project Series 2022 (NR/NR)
282,000	3.625	(d)	09/15/2027	272,019
409,000	3.875	(d)	09/15/2032	386,411
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
280,000	4.125		09/01/2027	277,996
1,350,000	4.625		09/01/2037	1,323,143
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13- 16 Project Series 2017 (NR/NR)
490,000	4.500		09/01/2027	491,350
1,800,000	4.500		09/01/2037	1,742,164
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (NR/BBB-)
425,000	4.000		09/01/2024	423,926
440,000	4.000		09/01/2025	438,405
460,000	4.000		09/01/2026	459,188
480,000	4.000		09/01/2027	480,640
City of Haslet Special Assessment RB for Haslet Public Improvement District Series 2021 (NR/NR)
256,000	3.250	(d)	09/01/2031	225,606
1,271,000	3.625	(d)	09/01/2041	1,018,912
City of Haslet Special Assessment RB Refunding for Haslet Public Improvement District No. 5 1 Project Series 2019 (NR/NR)
30,000	3.250	(d)	09/01/2024	29,715
290,000	3.625	(d)	09/01/2029	274,602
785,000	4.125	(d)	09/01/2039	717,259
City of Horseshoe Bay Special Assessment Refunding Bonds for Public Improvement District Series 2020 (NR/NR)
465,000	3.000		10/01/2025	451,128

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Horseshoe Bay Special Assessment Refunding Bonds for Public Improvement District Series 2020 (NR/NR) – (continued)
$645,000	3.000%		10/01/2030	$578,313
440,000	3.250		10/01/2033	387,328
City of Houston Airport System Special Facilities RB for United Airlines Inc. Airport Improvement Projects Series 2018C (AMT) (NR/BB-)
1,170,000	5.000		07/15/2028	1,196,155
City of Houston Airport System Special Facilities RB for United Airlines Technical Operations Center Project Series 2018 (NR/BB-)
2,125,000	5.000		07/15/2028	2,172,505
City of Houston Airport System Subordinate Lien Revenue and Refunding Bonds Series 2023A (AMT) (AGM) (A1/AA)
4,000,000	5.250		07/01/2053	4,263,180
City of Houston Airport System Subordinate Lien Revenue Refunding Bonds Series 2018D (A1/NR)
1,655,000	5.000		07/01/2032	1,798,392
City of Houston Airport System Subordinate Lien Revenue Refunding Bonds Series 2020A (AMT) (A1/A+)
1,000,000	4.000		07/01/2047	942,074
City of Houston, Texas Airport System Subordinate Lien RR Bonds Series 2018D (A1/NR)
2,185,000	5.000		07/01/2031	2,374,956
City of Houston, Texas Airport System, Subordinate Lien Revenue and Refunding Bonds, Series 2018B (NON-AMT) (A1/NR)
1,660,000	5.000		07/01/2030	1,804,398
City of Hutto Emory Crossing Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
120,000	2.625	(d)	09/01/2026	113,087
206,000	3.250	(d)	09/01/2031	185,803
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR)
360,000	3.125	(d)	09/01/2031	325,303
939,000	3.500	(d)	09/01/2041	758,458
City of Hutto Special Assessment RB for Durango Farms Public Improvement District Project Series 2021 (NR/NR)
178,000	2.750	(d)	09/01/2026	167,862
392,000	3.500	(d)	09/01/2031	358,079
900,000	3.875	(d)	09/01/2041	770,933
City of Hutto Special Assessment RB for Emory Crossing Public Improvement District Improvement Area #2 Project Series 2023 (NR/NR)
270,000	4.500	(d)	09/01/2030	273,308
859,000	5.250	(d)	09/01/2043	873,309
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (NR/BBB+)
130,000	5.000		08/15/2024	129,947
130,000	5.000		08/15/2025	130,563
150,000	5.000		08/15/2026	151,780
100,000	5.000		08/15/2027	102,131
125,000	5.000		08/15/2028	128,957
150,000	5.000		08/15/2029	156,119
200,000	5.000		08/15/2030	208,473
280,000	5.000		08/15/2032	291,056
300,000	5.000		08/15/2034	312,609
175,000	5.000		08/15/2035	181,958
250,000	5.000		08/15/2036	258,315

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (NR/BBB+) – (continued)
$250,000	5.000%		08/15/2037	$256,182
300,000	5.000		08/15/2038	306,167
300,000	5.000		08/15/2039	304,749
City of Justin Special Assessment for Timberbrook Public Improvement District No. 1 Series 2021 (NR/NR)
366,000	2.500	(d)	09/01/2026	344,952
729,000	3.000	(d)	09/01/2031	651,197
1,484,000	3.375	(d)	09/01/2041	1,179,519
City of Kaufman Special Assessment for Public Improvement District No. 1 Phases#1 Series 2021 (NR/NR)
240,000	2.625	(d)	09/15/2026	223,942
230,000	3.125	(d)	09/15/2031	201,586
City of Kaufman Special Assessment RB for Kaufman Public Improvement District Project Series 2022 (NR/NR)
722,000	5.625	(d)	09/15/2042	737,105
City of Kyle Special Assessment RB for 6 Creeks Public Improvement District Project Series 2023 (NR/NR)
817,000	4.375	(d)	09/01/2028	818,480
750,000	4.500	(d)	09/01/2033	761,204
City of Kyle Special Assessment RB for 6 Creeks Public Improvement Project Series 2021 (NR/NR)
431,000	3.375	(d)	09/01/2031	396,028
628,000	3.750	(d)	09/01/2041	530,452
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2019 (NR/NR)
210,000	3.875	(d)	09/01/2024	208,852
1,180,000	4.750	(d)	09/01/2044	1,120,076
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2020 (NR/NR)
123,000	2.625	(d)	09/01/2025	118,604
610,000	3.125	(d)	09/01/2030	557,007
City of Kyle Special Assessment RB for Plum Creek North Public Improvement District Area #1 Project Series 2022 (NR/NR)
1,000,000	4.125	(d)	09/01/2041	906,928
City of Kyle Special Assessment RB for Southwest Kyle Public Improvement District No. 1 Series 2019 (NR/NR)
255,000	4.250	(d)	09/01/2029	251,536
1,000,000	4.875	(d)	09/01/2044	952,751
City of Kyle Special Assessment RB Series 2022 (NR/NR)
406,000	4.375		09/01/2027	401,845
535,000	4.750		09/01/2032	536,212
City of Kyle Special Assessment RB, Series 2023 Porter Country Public Improvement District Improvement Area 1 Project (NR/NR)
1,229,000	5.750	(d)	09/01/2043	1,236,221
City of Kyle, Hays County Special Assessment RB, Series 2023 Limestone Creek Public Improvement District Improvement Area 1 Project (NR/NR)
678,000	5.500	(d)	09/01/2043	683,524
City of Kyle, Texas, Special Assessment RB for Southwest Kyle Public Improvement District Project Series 2023 (NR/NR)
1,500,000	6.750	(d)	09/01/2048	1,583,574
City of Lago Vista Special Assessment RB for Tessera On Lake Travis Public Improvement District Improvement Area #3 Project Series 2024 (NR/NR)
474,000	4.750	(d)	09/01/2030	474,259
1,210,000	5.625	(d)	09/01/2043	1,213,451

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Lago Vista Tessera on Lake Travis Public Improvement District Special Assessment Refunding Bond Series 2010 (NR/NR)
$315,000	2.750%		09/01/2025	$306,983
430,000	3.125		09/01/2030	394,785
City of Lavon Heritage Public Improvement District No. 1 Special Assessment Refunding Series 2021 (BAM) (NR/AA)
2,055,000	3.000		09/15/2036	1,844,749
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Improvement Area#1 Project Series 2019 (NR/NR)
245,000	3.750	(d)	09/15/2029	231,146
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Major Improvement Area Project Series 2019 (NR/NR)
105,000	4.375	(d)	09/15/2029	104,193
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Project Series 2022 (NR/NR)
1,500,000	5.875	(d)	09/15/2042	1,547,379
2,126,000	6.125	(d)	09/15/2052	2,178,365
City of Lavon Special Assessment RB Series 2022 (NR/NR)
500,000	3.500	(d)	09/15/2027	477,059
305,000	3.750	(d)	09/15/2027	286,550
1,000,000	3.875	(d)	09/15/2032	938,628
455,000	4.125	(d)	09/15/2032	426,338
City of Liberty Hill Special Assessment Bonds for Summerlyn West Public Improvement District Series 2020 (NR/NR)
240,000	2.500	(d)	09/01/2025	231,382
330,000	3.125	(d)	09/01/2030	299,005
845,000	4.000	(d)	09/01/2040	745,284
City of Liberty Hill Special Assessment RB for Butler Farms Public Improvement Project Series 2022 (NR/NR)
656,000	2.625	(d)	09/01/2027	614,460
750,000	3.125	(d)	09/01/2032	674,547
1,772,000	3.375	(d)	09/01/2042	1,382,537
City of Manor Manor Heights Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
270,000	2.500	(d)	09/15/2026	248,606
135,000	3.125	(d)	09/15/2026	124,819
250,000	3.125	(d)	09/15/2031	216,674
310,000	3.750	(d)	09/15/2031	273,446
City of Manor Special Assessment RB for Lagos Public Improvement District Series 2020 (NR/NR)
85,000	3.750	(d)	09/15/2025	83,614
City of Manor, Travis County Special Assessment RB, Series 2023 Manor Heights Public Improvement District Improvement Area 3 Project (NR/NR)
528,000	5.250	(d)	09/15/2043	528,635
City of Marble Falls Thunder Rock Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
243,000	3.375	(d)	09/01/2026	230,627
350,000	3.875	(d)	09/01/2031	320,088
City of McLendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #2 Project Series 2019 (NR/NR)
50,000	3.500	(d)	09/15/2024	49,615
280,000	3.750	(d)	09/15/2029	268,807

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of McLendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #3 Project Series 2021 (NR/NR)
$165,000	2.625	%(d)	09/15/2026	$153,907
480,000	3.125	(d)	09/15/2031	421,793
City of McLendon-Chisholm Special Assessment RB for Sonoma Public Improvement District Project Series 2022 (NR/NR)
400,000	5.375	(d)	09/15/2032	406,733
City of Mesquite Special Assessment RB for Iron Horse Public Improvement District Project Series 2019 (NR/NR)
400,000	5.250	(d)	09/15/2029	404,564
City of Mesquite Special Assessment RB for Polo Ridge Public Improvement District No. 2 Phase #1 Project Series 2019 (NR/NR)
140,000	4.250	(d)	09/15/2024	139,621
130,000	5.125	(d)	09/15/2024	129,914
795,000	4.500	(d)	09/15/2029	794,023
775,000	5.375	(d)	09/15/2029	782,696
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area A-1 Projects Series 2023 (NR/NR)
900,000	4.750	(d)	09/01/2030	901,650
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area A-1 Projects, Series 2023 (NR/NR)
1,275,000	5.500	(d)	09/01/2043	1,279,784
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area C-1 Projects Series 2023 (NR/NR)
411,000	4.625	(d)	09/01/2030	413,269
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area C-1 Projects, Series 2023 (NR/NR)
400,000	5.375	(d)	09/01/2043	402,835
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area C-2 Projects Series 2023 (NR/NR)
392,000	4.625	(d)	09/01/2030	392,719
City of Mesquite, Dallas and Kaufman Counties Special Assessment RB, Series 2023 Heartland Town Center Public Improvement District Phase 2 Specific Improvements Project (NR/NR)
559,000	5.125	(d)	09/01/2052	555,144
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)
410,000	3.500	(d)	09/15/2031	373,733
1,000,000	3.875	(d)	09/15/2041	839,905
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project #1 Series 2022 (NR/NR)
565,000	4.375	(d)	09/15/2027	556,553
626,000	4.750	(d)	09/15/2032	622,565
1,417,000	5.250	(d)	09/15/2042	1,386,807
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project Series 2022 (NR/NR)
292,000	5.125	(d)	09/15/2027	288,592
310,000	5.500	(d)	09/15/2032	310,334
600,000	6.000	(d)	09/15/2042	606,548

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Mustang Ridge Special Assessment RB for Durango Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
$676,000	6.125	%(d)	09/01/2043	$692,814
City of North Richland Hills Special Assessment for City Point Public Improvement District Project Series 2019 (NR/NR)
100,000	4.500	(d)	09/01/2025	99,364
50,000	4.875	(d)	09/01/2025	49,719
254,000	4.875	(d)	09/01/2030	252,345
265,000	5.250	(d)	09/01/2030	266,220
381,000	5.250	(d)	09/01/2040	382,687
310,000	5.625	(d)	09/01/2040	311,603
815,000	4.125	(d)	09/01/2049	701,718
City of Oak Point Public Improvement District No. 2 Special Assessment Series 2020 (NR/NR)
160,000	2.500	(d)	09/01/2025	154,351
455,000	3.250	(d)	09/01/2030	415,260
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2019 (NR/NR)
25,000	3.125	(d)	09/01/2024	24,769
140,000	3.500	(d)	09/01/2029	132,389
360,000	4.000	(d)	09/01/2039	327,751
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2021 (NR/NR)
209,000	2.375	(d)	09/01/2026	195,958
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)
250,000	4.000	(d)	09/01/2028	247,324
1,560,000	4.500	(d)	09/01/2048	1,410,524
City of Pflugerville, Texas Travis and Williamson Counties, Texas Combination Tax and Limited Revenue Certificates of Obligation, Series 2023 (Aa2/NR)
3,275,000	4.000		08/01/2049	3,136,512
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone A Improvement Project Series 2022 (NR/NR)
404,000	4.875	(d)	09/15/2027	401,022
350,000	5.250	(d)	09/15/2032	356,996
245,000	5.750	(d)	09/15/2032	248,630
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone B Improvement Project Series 2022 (NR/NR)
366,000	4.875	(d)	09/15/2027	363,302
300,000	5.250	(d)	09/15/2032	305,996
City of Pilot Point Special Assessment RB for Mobberly Public Improvement District Major Improvement Area Series 2022 (NR/NR)
1,000,000	5.500	(d)	09/15/2048	1,006,534
City of Pilot Point, Denton, Grayson, and Cooke Counties Special Assessment RB, Series 2023 Mobberly Public Improvement District Improvement Area 1B Project (NR/NR)
367,000	4.750	(d)	09/15/2030	370,572
City of Plano Collin Creek East Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)
2,875,000	4.375	(d)	09/15/2051	2,346,594
City of Plano Collin Creek West Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)
1,969,000	4.000	(d)	09/15/2051	1,546,413

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Phases 5-7 Project Series 2022 (NR/NR)
$700,000	4.250	%(d)	09/01/2042	$627,801
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2019 (NR/NR)
33,000	3.500	(d)	09/01/2024	32,747
321,000	3.750	(d)	09/01/2029	306,392
846,000	4.250	(d)	09/01/2039	785,184
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)
180,000	3.375	(d)	09/01/2030	165,844
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
75,000	4.000		09/01/2024	74,748
415,000	4.250		09/01/2029	410,931
655,000	4.875		09/01/2039	644,140
1,000,000	5.000		09/01/2049	969,540
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)
289,000	3.375	(d)	09/01/2041	226,847
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area No. 2 Project Series 2023 (NR/NR)
500,000	4.500	(d)	09/01/2030	497,665
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area Project Series 2022 (NR/NR)
379,000	4.250	(d)	09/01/2027	374,819
382,000	4.750	(d)	09/01/2032	386,069
City of Princeton Special Assessment RB for Sicily Public Improvement District Improvement Area No. 1 Project, Series 2023 (NR/NR)
1,075,000	7.000	(d)	09/01/2043	1,097,328
City of Princeton Special Assessment RB for Southridge Public Improvement District Improvement Area No. 1 Project, Series 2023 (NR/NR)
1,286,000	6.250	(d)	09/01/2043	1,334,669
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District No. 2 Series 2019 (NR/NR)
365,000	4.000	(d)	09/01/2029	352,474
555,000	5.000	(d)	09/01/2029	558,330
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District Project Series 2023 (NR/NR)
1,000,000	5.125	(d)	09/01/2043	991,119
City of Princeton Special Assessment RB for Winchester Public Improvement District Project Series 2022 (NR/NR)
412,000	4.250	(d)	09/01/2027	408,352
460,000	4.750	(d)	09/01/2032	465,079
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)
305,000	3.250	(d)	09/01/2030	278,146
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2021 (NR/NR)
185,000	2.375	(d)	09/01/2026	171,885
469,000	3.250	(d)	09/01/2041	357,555
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR)
235,000	2.625	(d)	09/15/2026	219,202

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR) – (continued)
$355,000	3.125	%(d)	09/15/2031	$310,606
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)
275,000	2.625	(d)	09/15/2025	267,254
405,000	3.375	(d)	09/15/2030	373,822
City of Royse City Special Assessment for Creekshaw Public Improvement District Series 2020 (NR/NR)
225,000	3.625	(d)	09/15/2030	207,770
140,000	4.375	(d)	09/15/2030	135,559
500,000	4.125	(d)	09/15/2040	447,677
400,000	4.875	(d)	09/15/2040	381,049
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)
75,000	3.750	(d)	09/15/2024	74,538
370,000	4.125	(d)	09/15/2029	363,258
1,050,000	4.625	(d)	09/15/2039	1,007,506
City of Royse City Special Assessment RB for Liberty Crossing Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
1,192,000	6.375	(d)	09/15/2053	1,231,758
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)
295,000	2.500	(d)	09/15/2025	283,051
305,000	3.250	(d)	09/15/2030	275,019
City of Sachse Special Assessment RB for Sachse Public Improvement District Project Series 2022 (NR/NR)
665,000	6.000	(d)	09/15/2050	690,161
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015A (Aa3/A+)
26,495,000	1.750	(a)(b)	02/01/2033	26,008,295
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2015C (Aa3/A+)
30,610,000	1.750	(a)(b)	12/01/2045	30,047,703
City of San Marcos Special Assessment for Whisper Public Improvement District Series 2020 (NR/NR)
265,000	4.375		09/01/2025	264,475
500,000	4.875		09/01/2030	499,456
635,000	5.375		09/01/2040	642,097
City of San Marcos Special Assessment RB for Whisper South Public Improvement Project 2022 (NR/NR)
300,000	3.750	(d)	09/01/2027	287,702
425,000	4.000	(d)	09/01/2032	404,823
1,221,000	4.250	(d)	09/01/2042	1,077,748

City of San Marcos, Texas (A Municipal Corporation of The State of Texas Located In Hays, Caldwell and Guadalupe Counties) Special Assessment RB, Series 2024 (Trace Public Improvement District) (NR/NR)

382,000	4.875	(d)	09/01/2030	382,094
City of Santa Fe Special Assessment RB for Mulberry Farms Public Improvement District Series 2022 (NR/NR)
146,000	4.375	(d)	09/01/2027	143,020
City of Sinton Special Assessment RB Series 2022 (NR/NR)
382,000	4.375	(d)	09/01/2027	371,292
659,000	4.750	(d)	09/01/2032	640,766

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Tomball Special Assessment RB for Raburn Reserve Public Improvement District Improvement Area No. 2 Series 2023 (NR/NR)
$250,000	4.875	%(d)	09/15/2033	$254,445
City of Tomball Special Assessment RB for Raburn Reserve Public Improvement District Improvement Area No. 3 Series 2023 (NR/NR)
283,000	5.000	(d)	09/15/2033	287,970
City of Venus Special Assessment RB for Patriot Estates Public Improvement Project Series 2021 (NR/NR)
1,010,000	3.375	(d)	09/15/2041	807,715
City of Waxahachie Special Assessment RB for North Grove Public Improvement Area Project Series 2022 (NR/NR)
1,125,000	5.500	(d)	08/15/2052	1,130,151
Clifton Higher Education Finance Corp. RB for YES Prep Public Schools, Inc. Series 2020 (PSF-GTD) (Aaa/NR)
700,000	4.000		04/01/2031	728,345
575,000	4.000		04/01/2035	592,171
1,345,000	4.000		04/01/2037	1,369,747
Clifton Higher Education Finance Corp. RB Refunding for IDEA Public Schools Series 2017 (PSF-GTD) (NR/AAA)
4,370,000	4.000		08/15/2036	4,431,765
3,875,000	4.000		08/15/2037	3,911,728
Club Municipal Management District Special Assessment RB Series 2021 (NR/NR)
470,000	3.000	(d)	09/01/2031	414,429
930,000	3.250	(d)	09/01/2041	723,614
Comal Independent School District GO Refunding Bonds Series 2017 (PSF-GTD) (Aaa/NR)
495,000	5.000		02/01/2026	511,973
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 A (NR/BB-)
475,000	2.500		10/01/2031	400,310
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 C (A2/NR)
100,000	5.000		10/01/2028	107,665
115,000	5.000		10/01/2029	125,934
120,000	5.000		10/01/2030	133,612
100,000	5.000		10/01/2031	112,446
100,000	5.000		10/01/2032	113,045
170,000	5.000		10/01/2033	192,212
185,000	5.000		10/01/2034	210,359
200,000	5.000		10/01/2036	224,944
500,000	4.000		10/01/2041	499,589
County of Hays Special Assessment for La Cima Public Improvement District Series 2020 (NR/NR)
215,000	2.500	(d)	09/15/2025	206,162
350,000	3.250	(d)	09/15/2030	313,173
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)
195,000	3.500	(d)	09/01/2026	182,768
395,000	4.125	(d)	09/01/2031	369,539
Crandall Independent School District (Kaufman County, Texas) Unlimited Tax School Building Bonds, Series 2023 (PSF-GTD) (NR/AAA)
1,315,000	5.000		08/15/2048	1,430,222

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Crane Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
$1,770,000	4.125%		02/15/2048	$1,755,542
Crowley Independent School District UT Refunding Bonds Series 2016B (PSF-GTD) (Aaa/NR)
500,000	5.000	(c)	08/01/2025	510,584
Ector County Hospital District GO Refunding Bonds Series 2020 (Baa2/BBB-)
320,000	5.000		09/15/2025	321,887
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)
235,000	4.000	(d)	08/15/2029	223,988
775,000	4.500	(d)	08/15/2035	731,207
575,000	5.000	(d)	08/15/2044	528,590
Edinburg Economic Development Corp. Sales Tax RB Series 2021 A (NR/NR)
1,175,000	3.125		08/15/2036	956,808
950,000	3.250		08/15/2041	708,028
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)
285,000	5.000	(d)	09/01/2027	283,121
225,000	5.000	(d)	09/01/2032	225,208
330,000	5.125	(d)	09/01/2037	325,180
Frisco Independent School District, Collin and Denton Counties, UT School Building and Refunding Bonds, Series 2023 (PSF-GTD) (Aaa/AAA)
1,560,000	5.000		02/15/2035	1,826,487
1,430,000	5.000		02/15/2036	1,661,348
600,000	5.000		02/15/2037	690,370
Grand Parkway Transportation Corp. System RB Subordinate Tier Series 2018 A (NR/AA+)
14,225,000	5.000		10/01/2037	15,137,709
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (NR/AA+)
5,095,000	5.800		10/01/2046	5,565,047
6,075,000	5.850		10/01/2047	6,636,083
Grand Parkway Transportation Corporation Grand Parkway System Subordinate Tier Toll RB, Series 2018A (Tela Supported) (NR/ AA+)
4,000,000	5.000		10/01/2038	4,241,471
Gulfgate Redevelopment Authority Tax Allocation Refunding for City of Houston TX Reinvestment Zone No. 8 Series 2020 (AGM) (NR/AA)
470,000	5.000		09/01/2027	490,532
500,000	5.000		09/01/2028	527,799
745,000	5.000		09/01/2029	796,971
465,000	4.000		09/01/2031	477,515
415,000	4.000		09/01/2033	425,515
650,000	4.000		09/01/2034	666,679
580,000	4.000		09/01/2036	592,061
Harlandale Independent School District UT Refunding Bonds Series 2015A (PSF-GTD) (NR/AAA)
5,855,000	4.000	(c)	08/15/2025	5,904,847
Harris County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding Bonds for Memorial Hermann Health System Series 2020C (Aa3/A+)
2,335,000	5.000	(a)(b)	06/01/2032	2,350,058

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Children’s Hospital Obligated Group Series 2019 B (Aa2/AA)
$3,000,000	5.000	%(a)(b)	10/01/2041	$3,012,892
Harris County Industrial Development Corporation Marine Terminal Refunding RB Energy Transfer LP Project Series 2023 (Baa3/BBB)
10,425,000	4.050	(a)(b)	11/01/2050	10,546,655
Harris County UT Road Refunding Bonds Series 2023A (Aaa/NR)
3,335,000	4.250		09/15/2048	3,325,965
Harris County, Texas Permanent Improvement Refunding Bonds, Series 2023A (Aaa/NR)
2,000,000	5.000		09/15/2048	2,178,628
Hays County Special Assessment RB for La Cima Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)
615,000	4.750	(d)	09/15/2027	613,442
700,000	4.875	(d)	09/15/2032	708,417
Hickory Creek Texas Special Assessment RB for Hickory Farms Public Improvement Series 2019 (NR/NR)
580,000	4.000	(d)	09/01/2029	564,958
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (NR/BBB-)
95,000	3.000		09/01/2024	93,965
100,000	3.500		09/01/2025	97,977
100,000	3.500		09/01/2026	97,225
105,000	3.500		09/01/2027	101,499
Highland Park Independent School District (Potter County, Texas) Unlimited Tax School Building Bonds, Series 2023 (PSF-GTD) (NR/AAA)
2,000,000	5.250		02/15/2041	2,267,960
Highland Park Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
600,000	5.250		02/15/2039	687,111
2,340,000	5.250		02/15/2042	2,642,656
2,390,000	5.250		02/15/2043	2,687,236
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 A (NR/NR)
830,000	5.000		07/01/2027	843,103
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (NR/NR)
5,880,000	5.000		07/15/2027	5,973,870
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 C (NR/NR)
3,600,000	5.000		07/15/2027	3,657,471
Houston Higher Education Finance Corp. RB for Houston Baptist University Series 2021 (NR/BBB-)
440,000	3.375		10/01/2037	373,165
Houston Housing Finance Corp. Multifamily Housing Revenue Notes for Summerdale Apartments Series 2023 (Aaa/NR)
2,440,000	5.000	(a)(b)	08/01/2041	2,495,287
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (Aaa/AAA)
3,425,000	4.000		02/15/2042	3,404,243
Hutto Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (Aaa/AAA)
2,750,000	5.000		08/01/2048	2,999,633
2,500,000	5.000		08/01/2053	2,703,833

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Joshua Farms Municipal Management District No. 1, Johnson County, Special Assessment RB, Series 2023 Improvement Areas 1-2 Project (NR/NR)
$1,617,000	5.250	%(d)	09/01/2043	$1,605,680
Judson Independent School District UT School Building Bonds Series 2024 (PSF-GTD) (Aaa/NR)
4,760,000	4.000		02/01/2053	4,531,120
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)
1,315,000	5.000	(d)	09/01/2038	1,326,664
Kaufman County Fresh Water Supply District No. 1-D GO Bonds Series 2021 (NR/NR)
145,000	2.000		09/01/2024	142,574
150,000	2.000		09/01/2025	142,869
150,000	2.000		09/01/2026	138,735
150,000	2.000		09/01/2027	135,435
155,000	2.000		09/01/2028	136,588
160,000	2.000		09/01/2029	138,507
Kennedale Independent School District (Tarrant County, Texas) Unlimited Tax School Building Bonds, Series 2023 (PSF-GTD) (NR/AAA)
1,795,000	5.000		02/15/2038	2,051,637
Kermit Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
1,000,000	5.000		02/15/2048	1,086,523
1,960,000	5.000		02/15/2053	2,106,079
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (NR/NR)
16,925,000	0.000	(c)(f)	08/15/2024	5,526,590
Leander Independent School District UT School Building Bonds Series 2022 (PSF-GTD) (NR/AAA)
1,145,000	5.000		08/15/2026	1,196,843
Love Field Airport Modernization Corp. General Airport Revenue Refunding Bonds Series 2021 (NR/A)
3,620,000	5.000		11/01/2027	3,790,328
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2019 (NR/A)
2,035,000	5.000		05/15/2030	2,245,601
1,520,000	5.000		05/15/2031	1,676,437
Lubbock Independent School District GO Bonds Series 2019 (PSF-GTD) (Aaa/AAA)
1,250,000	4.000		02/15/2040	1,253,806
Mansfield Independent School District Unlimited Tax School Building Bonds, Series 2015 (PSF-GTD) (Aaa/NR)
1,360,000	5.000	(c)	02/15/2025	1,378,093
Mansfield Independent School District UT School Building Bonds Series 2015 (PSF-GTD) (Aaa/NR)
3,855,000	5.000	(c)	02/15/2025	3,906,286
Matagorda County Navigation District Number One Pollution Control Revenue Refunding Bonds for Central Power and Light Company Project Series 1996 (Baa2/BBB+)
2,660,000	4.250		05/01/2030	2,614,898
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 2001 A (Baa2/BBB+)
6,350,000	2.600		11/01/2029	5,751,608

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Maypearl Independent School District (Ellis County, Texas) Unlimited Tax School Building Bonds, Series 2023 (PSF-GTD) (NR/AAA)
$1,000,000	5.000%		02/15/2037	$1,148,103
Maypearl Independent School District Unlimited Tax School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
1,350,000	5.000		02/15/2048	1,465,748
Memorial-Heights Redevelopment Authority RB for City of Houston Reinvestment Zone No. 5 Series 2021 (AGM) (NR/ AA)
2,500,000	3.000		09/01/2043	2,022,741
1,500,000	3.000		09/01/2048	1,133,314
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (NR/BB-)
5,575,000	4.625	(d)	10/01/2031	5,569,747
Mission Economic Development Corporation Solid Waste Disposal RB Waste Management, Inc. Project Series 2023A (NR/A-/A-2)
4,850,000	4.250	(a)(b)	06/01/2048	4,846,877
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
625,000	5.250		02/15/2030	624,656
405,000	5.375		02/15/2035	411,608
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (NR/BBB+)
710,000	5.000		09/15/2033	722,747
750,000	5.000		09/15/2034	763,101
790,000	5.000		09/15/2035	803,127
Montgomery County Toll Road Authority Senior Lien Toll Road RB Series 2018 (NR/BBB+)
1,650,000	5.000		09/15/2030	1,680,236
New Hope Cultural Education Facilities Finance Corp Revenue & Refunding Bonds Series 2021 (Ba2/BB+)
1,585,000	4.000	(d)	08/15/2036	1,451,005
New Hope Cultural Education Facilities Finance Corp. Education Revenue Refunding Bonds for Jubilee Academic Center Series 2021 (Ba2/BB+)
1,950,000	4.000	(d)	08/15/2041	1,650,585
New Hope Cultural Education Facilities Finance Corp. RB for CHF-Collegiate Housing College Station I LLC Series 2014 A (AGM) (A1/AA)
250,000	5.000		04/01/2046	247,946
New Hope Cultural Education Facilities Finance Corp. RB Refunding for Wichita Falls Retirement Foundation Obligated Group Series 2021 (NR/NR)
345,000	2.000		01/01/2026	330,095
1,200,000	4.000		01/01/2031	1,145,152
New Hope Cultural Education Facilities Finance Corp. Senior Living RB for Sanctuary LTC Project Series 2021A-1 (NR/ NR)
4,525,000	5.500		01/01/2057	3,710,909
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Cityscape Schools, Inc. Series 2019 A (NR/ BBB-)
335,000	4.000	(d)	08/15/2029	321,608
610,000	5.000	(d)	08/15/2039	591,998
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (WR/NR)
765,000	5.000		04/01/2027	806,368

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2014 A (NR/ NR)
$1,000,000	5.000	%(c)	04/01/2024	$1,000,000
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (WR/ NR)
275,000	4.000		04/01/2024	275,000
365,000	4.000		04/01/2025	366,800
335,000	5.000	(c)	04/01/2026	346,348
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (WR/NR)
250,000	5.000	(c)	04/01/2025	253,417
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (NR/NR)
1,000,000	7.000	(c)	09/01/2031	1,245,691
North Texas Tollway Authority RB for Second Tier Series 2021 B (A1/A+)
1,950,000	4.000		01/01/2040	1,974,327
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (Aa3/AA-)
5,000,000	5.000		01/01/2038	5,278,285
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A1/A+)
2,000,000	5.000		01/01/2032	2,099,665
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (Aa3/NR)
6,000,000	6.500	(c)	01/01/2025	6,124,190

Northside Independent School District (A Political Subdivision of The State of Texas Located Primarily In Bexar County) Unlimited Tax School Building and Refunding Bonds, Series 2023A (PSF-GTD) (Aaa/NR)

650,000	5.000		08/15/2037	737,041
Northside Independent School District, Bexar County UT School Building and Refunding Bonds, Series 2023A (PSF-GTD) (Aaa/NR)
1,930,000	4.000		08/15/2045	1,907,884
Northside Independent School District, Bexar County, Variable Rate UT School Building Bonds, Series 2023B (PSF-GTD) (Aaa/NR)
5,000,000	3.000	(a)(b)	08/01/2053	4,924,355
Pasadena Independent School District Variable Rate UT School Building Bonds (PSF-GTD) (Aaa/AAA)
3,280,000	1.500	(a)(b)	02/15/2044	3,242,380
Perryton Independent School District Unlimited Tax School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
2,775,000	4.125		08/15/2048	2,749,549
Plainview Independent School District Adjustable Rate UT School Building Bonds Series 2020B (PSF-GTD) (Aaa/NR)
2,100,000	4.000	(a)(b)	02/15/2050	2,112,463
Port Arthur Independent School District Unlimited Tax School Building Bonds Series 2015A (PSF-GTD) (Aaa/NR)
10,375,000	5.000	(c)	02/15/2025	10,513,026

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (NR/ NR)
$750,000	1.875	%(d)	01/01/2026	$713,148
550,000	2.000	(d)	01/01/2027	509,582
575,000	2.125	(d)	01/01/2028	520,224
800,000	2.250	(d)	01/01/2029	708,329
850,000	2.500	(d)	01/01/2030	743,392
800,000	2.625	(d)	01/01/2031	688,538
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 A (NR/NR)
3,470,000	3.625	(d)	01/01/2035	3,013,723
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 B (NR/NR)
3,690,000	6.000	(d)	01/01/2025	3,629,112
Port of Beaumont Industrial Development Authority RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 B (NR/NR)
13,100,000	4.100	(d)	01/01/2028	11,224,931
Prosper Independent School District Adjustable Rate UT School Building Bonds Series 2019B (PSF-GTD) (Aaa/NR)
2,600,000	4.000	(a)(b)	02/15/2050	2,621,306
Rockwall Independent School District UT Refunding Bonds Series 2015 (PSF-GTD) (Aaa/AAA)
5,140,000	5.000	(c)	02/15/2025	5,203,966
Royse City Special Assessment RB for Creekshaw Public Improvement District Improvement Area Project Series 2022 (NR/NR)
140,000	4.875	(d)	09/15/2027	139,712
284,000	5.250	(d)	09/15/2032	289,672
590,000	5.875	(d)	09/15/2042	599,039
Royse Special Assessment RB for Parkside Village Public Improvement District Series 2019 (NR/NR)
75,000	3.250	(d)	09/15/2024	74,276
355,000	3.625	(d)	09/15/2029	337,633
1,250,000	4.125	(d)	09/15/2039	1,149,159
Sherman Independent School District Unlimited Tax School Building Bonds Series 2023-B (PSF-GTD) (Aaa/AAA)
13,000,000	5.000		02/15/2048	14,155,388
5,500,000	5.000		02/15/2053	5,926,957
South Manvel Development Authority Tax Increment Contract RB Series 2023 (NR/NR)
1,200,000	4.500		04/01/2030	1,194,617
1,600,000	5.000		04/01/2038	1,603,155
Southwest Houston Redevelopment Authority RB for City of Houston TX Reinvestment Zone No. 20 Series 2020 (AGM) (NR/AA)
325,000	5.000		09/01/2027	340,154
380,000	5.000		09/01/2029	408,445
450,000	4.000		09/01/2032	470,623
395,000	4.000		09/01/2034	408,575
615,000	4.000		09/01/2036	630,268
1,040,000	2.625		09/01/2038	840,617
1,230,000	2.750		09/01/2039	990,322
1,200,000	2.750		09/01/2040	945,475

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Spring Independent School District UT School Building Bonds Series 2023 (Aa2/AA-)
$4,725,000	4.000%		08/15/2052	$4,493,954
State of Texas College Student Loan GO Unlimited Bonds Series 2019 (Aaa/AAA)
5,905,000	5.000		08/01/2026	6,095,686
5,010,000	5.000		08/01/2028	5,340,151
6,835,000	5.000		08/01/2029	7,319,198
Strategic Housing Finance Corporation of Travis County Multifamily Housing RB Series 2024 (Aaa/NR)
4,740,000	3.350	(a)(b)	03/01/2046	4,711,154
Tarrant County Cultural Education Facilities Finance Corp. RB for Christus Health Series 2018B (A1/A+)
8,770,000	5.000		07/01/2035	9,463,717
Tarrant County Cultural Education Facilities Finance Corporation Christus Health Obligation Group RB Series 2018 B (A1/A+)
4,885,000	5.000		07/01/2036	5,244,338
Tarrant County Hospital District LT Bonds Series 2023 (Aa1/NR)
2,200,000	4.250		08/15/2053	2,151,377
Tarrant County Housing Finance Corp. Multifamily Housing RB for Tobias Place Apartments Series 2023B (FNMA) (Aaa/NR)
1,875,000	5.000	(a)(b)	03/01/2027	1,913,113
Texas Department of Housing and Community Affairs Multifamily Housing RB for North Grand Villas Series 2023 (FHA 221(D4)) (Aaa/NR)
915,000	5.000	(a)(b)	08/01/2026	925,077
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A1/A-) (3M USD LIBOR + 0.70%)
2,760,000	4.446	(e)	12/15/2026	2,748,745
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A1/A-)
4,410,000	6.250		12/15/2026	4,576,762
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A1/A-) (SIFMA Municipal Swap Index Yield + 0.55%)
1,865,000	4.190	(e)	09/15/2027	1,825,565
Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (A1/BBB+)
2,000,000	5.000		12/15/2024	2,009,740
2,500,000	5.000		12/15/2025	2,536,821
Texas Municipal Gas Acquisition and Supply Corp. II RB for LIBOR Index Rate Series 2012 C (A1/A-) (3M USD LIBOR + 0.86%)
73,065,000	4.380	(e)	09/15/2027	72,751,588
Texas Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (A1/BBB+)
3,260,000	5.000		12/15/2028	3,399,235
Texas Municipal Gas Acquisition and Supply Corporation Iii Gas Supply RR Bonds, Series 2021 (A1/BBB+)
8,740,000	5.000		12/15/2031	9,332,993
Texas Private Activity Bond Surface Transportation Corporation Senior Lien RB for NTE Mobility Partners LLC North Tarrant Express Project, Series 2023 (NR/AAA)
2,300,000	5.000		10/15/2058	2,485,136
Texas Private Activity Bond Surface Transportation Corporation Senior Lien RB for NTE Mobility Partners LLC North Tarrant Express Project, Series 2023 (Baa1/NR)
4,165,000	5.500		12/31/2058	4,549,794

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Texas Private Activity Bonds Surface Transportation Corp. RB Refunding for NTE Mobility Partners LLC Series 2019 A (Baa1/NR)
$7,040,000	5.000%		12/31/2032	$7,683,810
7,030,000	5.000		12/31/2036	7,543,691
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (Baa1/NR)
12,405,000	5.000		06/30/2058	12,546,573
Texas Public Finance Authority Texas Southern University Revenue Financing System Bonds, Series 2023 (BAM) (NR/AA)
1,335,000	5.250		05/01/2040	1,449,823
Texas Transportation Commission Central Texas Turnpike System RB 2nd Tier Revenue Refunding Bonds Series 2015-C (Baa1/A-)
1,495,000	5.000		08/15/2042	1,497,206
Texas Transportation Commission Central Texas Turnpike System RB Second Tier Revenue Refunding Bonds Series 2015-C (Baa1/A-)
1,525,000	5.000		08/15/2028	1,531,147
The Lakes Fresh Water Supply District of Denton County UT Road Bonds Series 2022 (AGM) (A1/AA)
3,230,000	3.000		09/01/2047	2,438,615
Town of Lakewood Village Special Assessment RB for Lakewood Village Public Improvement District Project Series 2022 (NR/ NR)
400,000	4.375	(d)	09/15/2027	393,273
445,000	4.750	(d)	09/15/2032	441,949
1,200,000	5.250	(d)	09/15/2042	1,173,064
Town of Little Elm Special Assessment RB for Spiritas East Public Improvement Project Series 2022 (NR/NR)
139,000	3.250	(d)	09/01/2027	131,056
205,000	3.500	(d)	09/01/2032	183,160
Town of Little Elm Special Assessment RB for Valencia Public Improvement District Project Series 2022 (NR/NR)
424,000	6.000	(d)	09/01/2027	428,878
712,000	6.125	(d)	09/01/2032	748,519
Town of Little Elm Special Assessment RB for Valencia Public Improvement Project Series 2021 (NR/NR)
831,000	4.000	(d)	09/01/2047	699,386
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases 2-3 Project Series 2018 (NR/NR)
360,000	5.250	(d)	09/01/2028	367,695
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)
170,000	4.500	(d)	09/01/2027	170,368
Travis County Development Authority Contract Assessment RB for Bella Fortuna Public Improvement District Series 2024 (NR/ NR)
843,000	5.375	(d)(h)	09/01/2044	837,808
750,000	5.625	(d)(h)	09/01/2051	742,451
Travis County Development Authority Contract Assessment RB for Turner’s Crossing Public Improvement District Improvement Area Project Series 2022 (NR/NR)
868,000	5.375	(d)	09/01/2042	871,075
University Houston Consolidated RB Refunding Series 2017 C (Aa2/AA)
8,500,000	3.250		02/15/2041	7,501,696

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Uptown Development Authority Tax Allocation Refunding Bonds for City of Houston Reinvestment Zone No. 16 Series 2021 (Baa2/NR)
$755,000	5.000%		09/01/2031	$802,289
950,000	3.000		09/01/2034	843,475
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
131,000	2.375		12/01/2025	124,634
308,000	2.875		12/01/2030	270,386
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2018 (NR/NR)
520,000	4.250		12/01/2029	514,413
1,159,000	4.625		12/01/2035	1,158,945
1,604,000	5.000		12/01/2045	1,568,743
Westside 211 Special Improvement District Limited Ad Valorem Tax Subordinate Lien Sales Use Tax Road Bonds Series 2022 (Baa3/NR)
740,000	5.375		08/15/2042	757,197
1,000,000	5.625		08/15/2052	1,020,579
Westside 211 Special Improvement Project District LT & Subordinate Lien Sales & Use Tax Road Bonds Series 2021 (Baa3/NR)
325,000	3.000		08/15/2034	295,296
345,000	3.000		08/15/2036	301,993
745,000	3.000		08/15/2039	598,366
Yoakum Independent School District Unlimited Tax School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
1,000,000	4.250		02/15/2048	1,005,165

				819,436,797

Utah - 0.8%
Black Desert Public Infrastructure District GO Bonds Series 2021 A (NR/NR)
1,675,000	3.250	(d)	03/01/2031	1,519,711
1,875,000	3.500	(d)	03/01/2036	1,625,934
1,900,000	3.750	(d)	03/01/2041	1,541,691
Medical School Campus Public Infrastructure District GO Bonds Series 2020 A (NR/NR)
3,875,000	5.250	(d)	02/01/2040	3,405,162
Salt Lake City Airport RB (AMT) for Salt Lake City International Airport Series 2017A (A2/A+)
1,060,000	5.000		07/01/2047	1,077,051
Salt Lake City Airport RB for Salt Lake City International Airport Series 2023A (AMT) (A2/A+)
1,500,000	5.250		07/01/2053	1,598,693
6,300,000	5.500		07/01/2053	6,893,397
Salt Lake City International Airport RB Series 2018A (A2/A+)
10,525,000	5.000		07/01/2036	11,061,195
5,000,000	5.000		07/01/2038	5,206,508
7,500,000	5.250		07/01/2048	7,746,071
Salt Lake City International Airport RB Series 2018A (AMT) (A2/ A+)
4,000,000	5.000		07/01/2029	4,232,727
Salt Lake City International Airport RB Series 2021A (A2/A+)
5,950,000	5.000		07/01/2046	6,235,921
1,500,000	4.000		07/01/2051	1,374,466
Salt Lake City International Airport RB Series 2023A (A2/A+)
200,000	5.250		07/01/2048	215,260

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Utah – (continued)
Salt Lake City RB for International Airport Series 2018 A (A2/A+)
$5,500,000	5.000%		07/01/2030	$5,826,752
Salt Lake City, Utah Airport RB, Series 2017A (AMT) Salt Lake City International Airport (A2/A+)
5,200,000	5.000		07/01/2042	5,320,903
Utah Charter School Finance Authority Charter School RB for Beehive Science & Technology Academy Project Series 2021A (NR/NR)
2,325,000	4.000	(d)	10/15/2041	1,844,138
Utah Charter School Finance Authority Charter School RB Series 2022A (NR/BB+)
1,610,000	5.625	(d)	06/15/2042	1,618,210
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022A (NR/BB)
500,000	4.000	(d)	07/15/2037	428,223
3,485,000	4.250	(d)	07/15/2050	2,768,534
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022B (NR/BB)
95,000	5.750	(d)	07/15/2026	92,976
Utah Charter School Finance Authority RB for Bridge Elementary Project Series 2021A (NR/NR)
890,000	4.000	(d)	06/15/2041	699,759
Utah Charter School Finance Authority RB Refunding for Summit Academy, Inc. Series 2019 A (UT CSCE) (NR/AA)
700,000	5.000		04/15/2039	737,763
625,000	5.000		04/15/2044	648,487
1,150,000	5.000		04/15/2049	1,182,683
Utah Transit Authority Sales Tax RB Refunding Subordinate Series 2015 A (Aa2/AA+)
3,065,000	4.000	(c)	06/15/2025	3,091,807

				77,994,022

Vermont - 0.1%
University of Vermont State Agricultural College GO Bonds Series 2017 (Aa3/A+)
365,000	5.000		10/01/2043	378,057
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
745,000	5.000		05/01/2025	752,227
585,000	5.000		05/01/2026	595,144
Vermont Economic Development Authority Solid Waste Disposal RB for Casella Waste System Project Series 2022 (B1/B+)
2,175,000	5.000	(a)(b)(d)	06/01/2052	2,193,113
Vermont Educational and Health Buildings Financing Agency RB Saint Michael’s College Project, Series 2023 (NR/BBB-)
2,700,000	5.500	(d)	10/01/2043	2,724,623

				6,643,164

Virgin Islands - 0.1%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (NR/ NR)
4,700,000	5.000	(d)	10/01/2039	4,401,086
Virgin Islands Public Finance Authority RB Series 2014 A (AGM-CR) (A1/AA)
5,000,000	5.000	(d)	10/01/2034	5,031,389

				9,432,475

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Virginia - 1.3%
City of Virginia Beach Development Authority Residential Care Facility RB (Westminster-Canterbury On Chesapeake Bay) Series 2023A Tax Exempt Fixed Rate Bonds (NR/NR)
$2,700,000	7.000%		09/01/2053	$3,020,305
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (NR/NR)
1,250,000	4.000	(c)	10/01/2024	1,275,458
Farmville Industrial Development Authority RB Refunding for Longwood Housing Foundation LLC Series 2020 A (NR/ BBB-)
3,000,000	5.000		01/01/2040	2,991,586
Halifax County IDA Recovery Zone Facility RB Series 2010A (NON-AMT) (A2/BBB+)
4,375,000	1.650	(a)(b)	12/01/2041	4,350,751
Norfolk Redevelopment and Housing Authority Multifamily Housing RB Braywood Manor Apartments, Series 2023 (HUD SECT 8) (Aaa/NR)
4,215,000	5.000	(a)(b)	05/01/2043	4,296,592
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (NR/BBB+)
350,000	5.000		04/01/2027	360,324
400,000	5.000		04/01/2028	416,476
460,000	5.000		04/01/2029	483,863
350,000	5.000		04/01/2030	371,525
740,000	5.000		04/01/2031	783,929
300,000	5.000		04/01/2032	317,020
650,000	5.000		04/01/2033	685,657
395,000	5.000		04/01/2034	417,101
110,000	5.000		04/01/2035	116,028
430,000	5.000		04/01/2036	451,631
1,030,000	5.000		04/01/2037	1,071,884
410,000	4.000		04/01/2039	383,044
265,000	4.000		04/01/2040	244,999
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 A-1 (B3/B-)
8,670,000	6.706		06/01/2046	7,473,115
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (NR/CCC-)
122,865,000	0.000	(f)	06/01/2047	33,649,934
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (NR/CCC-)
13,500,000	0.000	(f)	06/01/2047	3,615,007
University of Virginia Rector & Visitors General Revenue Pledge Refunding Bonds Series 2015A (Aaa/AAA)
20,705,000	5.000		04/01/2045	20,880,730
Virginia Beach Development Authority Residential Care Facility Tax Exempt Mandatory Paydown Securities RB for Westminster-Canterbury On Chesapeake Bay Series 2023B-3 (NR/NR)
3,975,000	5.375		09/01/2029	4,134,731
Virginia College Building Authority Educational Facilities RB for Regent University Project Series 2021 (NR/BBB)
250,000	5.000		06/01/2024	249,920
Virginia College Building Authority RB Refunding for Regent University Project Series 2021 (NR/BBB)
300,000	5.000		06/01/2028	312,151
375,000	5.000		06/01/2029	394,505
300,000	5.000		06/01/2031	321,168

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Virginia – (continued)
Virginia College Building Authority RB Refunding for Regent University Project Series 2021 (NR/BBB) – (continued)
$875,000	4.000%		06/01/2036	$863,347
Virginia Housing Development Authority RB Series 2019 E (Aa1/AA+)
5,000,000	3.100		12/01/2045	3,923,767
Virginia Port Authority Commonwealth Port Fund RB Series 2015 (Aa1/AA+)
5,000,000	5.000	(c)	07/01/2025	5,082,651
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (WR/NR)
750,000	5.000	(c)	07/01/2025	763,777
Virginia Port Authority Port Facilities Revenue Refunding Bonds Series 2015A (WR/NR)
2,000,000	5.000	(c)	07/01/2025	2,036,738
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (Baa3/NR)
1,050,000	5.000		12/31/2056	1,055,849
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (Baa1/NR)
1,875,000	5.000		12/31/2052	1,920,299
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (AMT) (NR/BBB)
6,500,000	4.000		01/01/2048	5,981,272
Virginia Small Business Financing Authority Solid Waste Disposal RB Series 2018 (NR/B)
300,000	5.000	(a)(b)(d)	01/01/2048	286,718
Virginia Small Business Financing Authority Tax Exempt Senior Lien Private Activity RB Series 2017 (Baa3/NR)
5,385,000	5.000		12/31/2049	5,432,702
4,950,000	5.000		12/31/2052	4,983,485

				125,400,039

Washington - 2.3%
City of Seattle Drainage and Wastewater System Improvement and Refunding RB Series 2022 (Aa1/AA+)
1,200,000	4.000		09/01/2036	1,266,382
2,665,000	4.000		09/01/2037	2,785,602
City of Seattle RB for Municipal Light & Power Improvement Series 2018 A (Aa2/AA)
3,340,000	4.000		01/01/2033	3,446,057
6,715,000	4.000		01/01/2034	6,917,189
11,655,000	4.000		01/01/2043	11,667,017
City of Seattle RB Refunding for Drainage & Wastewater Series 2014 (Aa1/AA+)
13,715,000	4.000		05/01/2044	13,427,565
City of Seattle RB Refunding for Drainage & Wastewater Series 2017 (Aa1/AA+)
6,555,000	4.000		07/01/2035	6,704,556
City of Tacoma Electric System RB Green Bonds Series 2024A (NR/AA)
1,000,000	5.000		01/01/2049	1,088,015
Energy Northwest Columbia Generating Station Electric Revenue Refunding Bonds Series 2021-A (Aa1/AA-)
8,830,000	4.000		07/01/2042	8,850,154
Highline School District No. 401, King County, Washington UT GO Bonds, 2023 (SCH BD GTY) (Aaa/NR)
2,750,000	5.000		12/01/2039	3,122,237

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Washington – (continued)
Port of Seattle Industrial Development Corp. RB Refunding for Delta Air Lines, Inc. Series 2012 (NR/BB+)
$8,685,000	5.000%		04/01/2030	$8,686,059
Port of Seattle Intermediate Lien RB Series 2017C (A1/AA-)
4,740,000	5.000		05/01/2042	4,814,536
Port of Seattle Intermediate Lien RB Series 2019 (A1/AA-)
7,000,000	5.000		04/01/2039	7,313,271
Port of Seattle Intermediate Lien Revenue and Refunding Bonds Series 2021C (A1/AA-)
4,000,000	5.000		08/01/2037	4,307,546
700,000	4.000		08/01/2041	680,009
Port of Seattle Intermediate Lien Revenue Bonds Series 2018A (A1/AA-)
2,500,000	5.000		05/01/2043	2,537,874
Port of Seattle Intermediate Lien Revenue Refunding Bond Series 2022A (A1/AA-)
865,000	5.000		08/01/2028	936,511
Port of Seattle RB Refunding for Intermediate Lien Series 2021 C (A1/AA-)
5,000,000	5.000		08/01/2039	5,342,881
Port of Tacoma Revenue and Refunding Bonds 2016B (Aa3/AA)
12,455,000	5.000		12/01/2043	12,603,919
State of Washington Various Purpose GO Bonds Series 2024C (Aaa/AA+)
15,000,000	5.000		02/01/2047	16,606,962
32,000,000	5.000		02/01/2049	35,248,493
State of Washington Various Purpose GO Bonds Series R-2023A (Aaa/AA+)
7,915,000	5.000		08/01/2026	8,264,444
State of Washington Various Purpose GO Refunding Bonds Series R-2018C (Aaa/AA+)
2,710,000	5.000		08/01/2024	2,724,728
Washington Health Care Facilities Authority RB (Commonspirit Health) Series 2019A-2 (A3/A-)
5,000,000	5.000		08/01/2037	5,350,373
1,000,000	5.000		08/01/2039	1,059,797
Washington Health Care Facilities Authority RB for Commonspirit Health Series 2019A-1 (A3/A-)
3,370,000	4.000		08/01/2044	3,237,919
Washington Health Care Facilities Authority RB for Fred Hutchinson Cancer Research Center Series 2015 (A2/NR)
1,500,000	5.000	(c)	07/01/2025	1,526,633
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (A3/A-)
2,000,000	5.000		08/01/2037	2,140,149
1,000,000	5.000		08/01/2038	1,064,657
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (A3/A-)
570,000	5.000		08/01/2036	614,295
Washington Health Care Facilities Authority RB Refunding for Providence St. Joseph Health Obligated Group Series 2021 B (A2/A)
900,000	4.000	(a)(b)	10/01/2042	899,415
Washington Higher Education Facilities Authority RB for Seattle University Project Series 2020 (NR/A)
1,200,000	4.000		05/01/2050	1,084,853

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Washington – (continued)
Washington State Convention Center Public Facilities District RB Series 2018 (Baa1/BBB)
$320,000	5.000%		07/01/2029	$338,748
18,275,000	5.000		07/01/2048	18,820,711
Washington State Convention Center Public Facilities District Subordinate Lodging Tax Refunding Bonds Series 2021B (Baa3/BBB-)
2,925,000	4.000		07/01/2043	2,797,412
Washington State Housing Finance Commission Nonprofit Housing RB for Presbyterian Retirement Communities Northwest Obligated Group Transforming Age Projects Series 2019 A (NR/NR)
745,000	5.000	(d)	01/01/2034	699,445
1,400,000	5.000	(d)	01/01/2039	1,240,257
Washington State Housing Finance Commission Nonprofit Housing Revenue and Refunding Revenue Bonds for Emerald Heights Project Series 2023A (NR/NR)
1,325,000	5.000		07/01/2038	1,406,699
Washington State Housing Finance Commission Nonprofit RB Refunding Series 2023 (NR/BBB)
900,000	5.625	(d)	07/01/2038	994,118
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 C (AMBAC) (Aaa/AA+)
6,855,000	0.000	(f)	06/01/2028	6,022,331

				218,639,819

West Virginia - 0.6%
County of Ohio Special District Excise Tax RB Refunding for Fort Henry Economic Opportunity Development District The Highlands Project Series 2019 B (NR/BBB-)
770,000	3.000		03/01/2035	689,087
1,285,000	3.000		03/01/2037	1,078,169
Monongalia County Commission Senior Tax Increment Revenue, Refunding and Improvement Bonds for Development District No. 4 – University Town Centre Series 2023 A (NR/NR)
500,000	5.000	(d)	06/01/2033	521,416
Monongalia County Commission Subordinate Special District Excise Tax Revenue & Improvement Bonds for University Town Centre Economic Opportunity Development District Series 2023 A (NR/NR)
1,725,000	7.000	(d)	06/01/2043	1,847,736
State of West Virginia GO Bonds Series 2018 B (Aa2/AA-)
7,140,000	5.000		06/01/2035	7,703,549
State of West Virginia GO State Road Bonds Series 2019 A (Aa2/ AA-)
605,000	5.000		06/01/2035	668,258
State of West Virginia, West Virginia GO State Road Bonds, Series 2019 A (Aa2/AA-)
1,600,000	5.000		12/01/2036	1,753,622
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2020 (B2/BB)
1,575,000	5.000	(a)(b)	07/01/2045	1,581,650
West Virginia Economic Development Authority RB Refunding for Appalachian Power Company Series 2015A (Baa1/BBB+)
7,445,000	3.375	(a)(b)(h)	03/01/2040	7,411,194
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds for Wheeling Power Company Project Series 2013A (NR/BBB+)
9,150,000	3.000	(a)(b)	06/01/2037	8,937,582

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

West Virginia – (continued)
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds Kentucky Power Company - Mitchell Project, Series 2014A (Baa3/BBB)
$3,565,000	4.700	%(a)(b)	04/01/2036	$3,638,228
West Virginia Hospital Finance Authority Hospital Refunding and Improvement RB for Vandalia Health Group Series 2023B (AGM) (A1/AA)
2,855,000	5.125		09/01/2042	3,139,116
West Virginia Hospital Finance Authority Hospital Refunding and Improvement RB Vandalia Health Group Series 2023B (AGM) (A1/AA)
2,970,000	5.500		09/01/2048	3,310,857
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (Baa2/ BBB+)
1,000,000	5.000		01/01/2033	1,015,019
950,000	5.000		01/01/2034	963,929
825,000	5.000		01/01/2035	835,930
2,330,000	5.000		01/01/2036	2,353,746
West Virginia Hospital Finance Authority RB Refunding for Charleston Area Medical Center, Inc. Obligated Group Series 2019 A (Baa1/NR)
2,375,000	5.000		09/01/2029	2,516,680
4,775,000	5.000		09/01/2030	5,059,675
1,520,000	5.000		09/01/2032	1,605,346

				56,630,789

Wisconsin - 1.2%
Public Finance Authority Charter School RB for Coral Academy of Science Reno Series 2022A (NR/NR)
800,000	5.875	(d)	06/01/2052	802,588
Public Finance Authority Charter School RB for Founders Academy of Las Vegas Series 2023A (NR/BB-)
300,000	6.375	(d)	07/01/2043	310,234
Public Finance Authority Charter School RB Series 2021A (Ba2/ NR)
165,000	4.250	(d)	06/15/2031	155,293
Public Finance Authority Education RB for Clove Garden School Series 2022 (NR/NR)
1,060,000	5.375	(d)	06/15/2042	1,053,220
Public Finance Authority Education RB Series 2022 (NR/NR)
1,290,000	5.000	(d)	01/01/2042	1,155,372
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (Baa3/BBB-)
1,000,000	4.300		11/01/2030	985,882
Public Finance Authority RB for Appalachian Regional Healthcare System Obligated Group Series 2021 A (NR/BBB-)
265,000	5.000		07/01/2035	277,726
310,000	5.000		07/01/2036	321,992
265,000	5.000		07/01/2037	272,738
310,000	5.000		07/01/2038	316,506
310,000	5.000		07/01/2039	314,189
285,000	5.000		07/01/2040	287,981
310,000	5.000		07/01/2041	312,310
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (A1/AA)
220,000	4.000		07/01/2026	221,743
220,000	4.000		07/01/2027	223,293
220,000	4.000		07/01/2028	225,189

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (A1/AA) – (continued)
$220,000	4.000%		07/01/2029	$224,453
265,000	4.000		07/01/2030	270,893
355,000	4.000		07/01/2031	362,174
420,000	4.000		07/01/2032	427,538
175,000	4.000		07/01/2033	178,102
130,000	4.000		07/01/2034	132,213
155,000	4.000		07/01/2035	157,324
220,000	4.000		07/01/2036	222,462
220,000	4.000		07/01/2037	221,767
265,000	4.000		07/01/2038	266,087
265,000	4.000		07/01/2039	265,067
265,000	4.000		07/01/2040	263,256
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (Ba2/NR)
1,685,000	5.000	(d)	12/01/2035	1,621,040
1,950,000	5.000	(d)	12/01/2045	1,712,994
Public Finance Authority RB for Coral Academy Of Science Las Vegas Series 2021 A (NR/BBB-)
875,000	4.000		07/01/2041	754,724
1,000,000	4.000		07/01/2051	773,277
Public Finance Authority RB for Eno River Academy Holdings, Inc. Series 2020 A (Ba1/NR)
470,000	4.000	(d)	06/15/2030	460,616
815,000	5.000	(d)	06/15/2040	813,146
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)
1,450,000	4.000	(d)	03/01/2030	1,375,787
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (Ba2/NR)
6,950,000	5.625	(d)	06/01/2050	5,879,747
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (Ba2/NR)
7,575,000	6.500	(d)	06/01/2045	6,478,511
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (NR/NR)
500,000	5.200		12/01/2037	509,348
Public Finance Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2021 B (NR/BB)
2,470,000	6.000	(d)	07/01/2031	2,180,108
Public Finance Authority RB Refunding for Blue Ridge Healthcare Obligated Group Series 2020 A (A3/A)
750,000	5.000		01/01/2029	794,781
1,400,000	5.000		01/01/2032	1,492,648
950,000	5.000		01/01/2033	1,012,867
900,000	5.000		01/01/2036	952,329
500,000	5.000		01/01/2037	526,180
2,000,000	5.000		01/01/2039	2,084,919
875,000	5.000		01/01/2040	908,189
Public Finance Authority RB Refunding for Coral Academy of Science Reno Series 2019 A (NR/NR)
370,000	5.000	(d)	06/01/2029	373,151
710,000	5.000	(d)	06/01/2039	679,381
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (NR/NR)
1,000,000	4.000		01/01/2030	971,910

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR)
$440,000	4.000	%(d)	09/01/2029	$412,577
770,000	5.000	(d)	09/01/2039	704,081
Public Finance Authority RB Refunding for Rider University A New Jersey Non-Profit Corp. Series 2021 A (NR/BB)
5,900,000	4.500	(d)	07/01/2048	4,756,999
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (NR/BB+)
2,770,000	6.125	(d)	10/01/2049	2,413,089
Public Finance Authority RB Refunding for Waste Management, Inc. Project Series 2016 A-2 (NR/A-/A-2)
2,000,000	2.875		05/01/2027	1,928,610
Public Finance Authority RB Roseman University of Health Sciences 2020 (NR/BB)
220,000	3.000	(d)	04/01/2025	216,733
500,000	5.000	(d)	04/01/2030	520,418
Public Finance Authority RB Roseman University of Health Sciences 2020 (NR/NR)
5,000	3.000	(d)	04/01/2025	4,973
Public Finance Authority Refunding RB Series 2021C (A2/A)
600,000	4.000	(a)(b)	10/01/2041	599,610
Public Finance Authority Retirement Communities RB for Acts Retirement-Life Communities Obligated Group Series 2020A (NR/NR)
1,205,000	5.000		11/15/2041	1,265,835
Public Finance Authority Retirement Communities RB Refunding for The Evergreens Obligated Group Series 2019 A (NR/NR)
985,000	5.000		11/15/2044	1,021,040
570,000	5.000		11/15/2049	584,838
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (NR/BBB+)
4,740,000	5.250		07/01/2028	4,742,815
Public Finance Authority Senior Living Revenue Refunding Bonds for Fellowship Senior Living Project Series 2019A (NR/NR)
8,955,000	4.000		01/01/2052	6,979,901
Public Finance Authority Student Housing RB Series 2021A-1 (Ba1/NR)
630,000	4.000	(d)	07/01/2041	562,425
2,725,000	4.000	(d)	07/01/2051	2,268,581
Public Finance Authority Tax Increment Revenue Senior Bonds for Miami Worldcenter Project Series 2024A (NR/NR)
5,000,000	5.000	(d)(h)	06/01/2041	4,859,954
Wisconsin Health & Educational Facilities Authority RB for Hmong American Peace Academy Ltd. Series 2020 (NR/BBB)
350,000	4.000		03/15/2030	348,808
Wisconsin Health & Educational Facilities Authority RB for Three Pillars Senior Living Communities Series 2024A (NR/NR)
1,165,000	5.250	(h)	08/15/2039	1,188,260
Wisconsin Health & Educational Facilities Authority RB for Three Pillars Senior Living Communities Series 2024B-1 (NR/NR)
1,385,000	4.400	(h)	08/15/2029	1,384,934
Wisconsin Health & Educational Facilities Authority RB for Three Pillars Senior Living Communities Series 2024B-2 (NR/NR)
4,200,000	4.200	(h)	08/15/2028	4,199,819
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (Baa1/NR)
1,185,000	3.000		02/01/2042	909,321

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (Baa1/NR) – (continued)
$390,000	4.000%		02/01/2045	$349,607
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR)
465,000	3.000		12/01/2031	397,009
775,000	4.000		12/01/2041	601,156
Wisconsin Health & Educational Facilities Authority Refunding RB Series 2021B (NR/NR)
475,000	4.000		09/15/2036	437,998
460,000	4.000		09/15/2041	398,603
425,000	4.000		09/15/2045	347,128
Wisconsin Health & Educational Facilities Authority Refunding RB Series 2022 (NR/NR)
700,000	4.000		09/15/2036	645,470
680,000	4.000		09/15/2041	589,239
575,000	4.000		09/15/2045	469,644
Wisconsin Health and Educational Facilities Authority RB for Forensic Science and Protective Medicine Collaboration, Inc. Project Series 2024 (Baa2/NR)
7,680,000	5.000	(d)	08/01/2027	7,853,486
Wisconsin Health and Educational Facilities Authority RB Series 2018C (Aa3/AA)
	(SIFMA Municipal Swap Index Yield + 0.18%)
2,775,000	3.820	(b)(e)	08/15/2054	2,735,595
Wisconsin Housing & Economic Development Authority Home Ownership RB 2021 Series D (GNMA/FHLMC/FNMA COLL) (Aa2/AA+)
	(SIFMA Municipal Swap Index Yield + 0.15%)
5,500,000	3.790	(b)(e)	03/01/2042	5,484,644
Wisconsin Public Finance Authority Hotel RB for Grand Hyatt San Antonion Hotel Acquisition Project Senior Lien Series 2022A (NR/BBB-)
5,700,000	5.000		02/01/2042	5,892,051

				110,658,496

Wyoming - 0.2%
County of Campbell RB Refunding for Basin Electric Power Cooperative Series 2019 A (A3/A)
18,675,000	3.625		07/15/2039	16,949,310

TOTAL MUNICIPAL BONDS (Cost $9,247,485,652)				9,143,854,675

Shares	Dividend Rate			Value

Corporate Bonds - 0.4%

Healthcare-Services - 0.1%
Prime Healthcare Foundation, Inc. Series
4,975,000	7.000%		12/01/27	4,676,198
Toledo Hospital RB Series 2022 B
1,895,000	5.325		11/15/28	1,772,829
Tower Health Series
6,130,000	4.451		02/01/50	2,942,400

				9,391,427

Real Estate - 0.3%
Benloch Ranch Improvement Association No. 1 Series 2020
2,853,750	9.750	(d)(j)	12/01/39	2,786,173

Shares	Dividend Rate			Value

Corporate Bonds – (continued)
Benloch Ranch Improvement Association No. 1 Series 2021
$1,655,909	9.750	%(d)(j)	12/01/39	$1,616,698
Benloch Ranch Improvement Association No. 2
14,700,000	10.000	(d)(j)	12/01/51	13,057,128
Brixton Park Improvement Association No. 1 Series
16,042,697	6.875	(d)(j)	12/01/51	13,501,053

				30,961,052

TOTAL CORPORATE BONDS (Cost $45,613,215)				40,352,479

Bank Loans(k) - 0.1%

Engineering & Construction - 0.1%
Rialto Bioenergy Facility, LLC (SOFR + 0.1%)
13,724,999	5.330	(j)	04/30/24	13,724,999

				13,724,999

TOTAL BANK LOANS (Cost $13,711,599)				13,724,999

TOTAL INVESTMENTS - 98.4% (Cost $9,306,810,466)				$9,197,932,153

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%				146,365,919

NET ASSETS - 100.0%				$9,344,298,072

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.
(a)

Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2024.
(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(e)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Zero coupon bond until next reset date.
(h)	When-issued security.
(i)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued) March 31, 2024

(k)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2024. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ABS	- Asset-Backed Security
AGC	- Insured by Assured Guaranty Corp.
AGM	- Insured by Assured Guaranty Municipal Corp.
AGM-CR	- Insured by Assured Guaranty Municipal Corp. Insured
Custodial receipts
AMBAC	- Insured by American Municipal Bond Assurance Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
CFD	- Community Facilities District
COPS	- Certificates of Participation
FHLMC	- Insured by Federal Home Loan Mortgage Corp.
FNMA	- Insured by Federal National Mortgage Association
GNMA	- Insured by Government National Mortgage
Association
GO	- General Obligation
HUD SECT 8	- Hud Section 8
IDA	- Industrial Development Agency
LIBOR	- London Interbank Offered Rates
LP	- Limited Partnership
LT	- Limited Tax
MTA	- Metropolitan Transportation Authority
MUN GOVT	-
GTD	Municipal Government Guaranteed NATL
NATL	- National Public Finance Guarantee Corp.
NR	- Not Rated
PCRB	- Pollution Control Revenue Bond
PSF-GTD	- Guaranteed by Permanent School Fund
Q-SBLF	- Qualified School Bond Loan Fund
RB	- Revenue Bond
RMKT	- Remarketed
RR	- Revenue Refunding
SCH BD	-
GTY	School Bond Guaranty
SCH BD RES	-
FD	School Board Reserve Fund
SCSDE	- South Carolina State Department of Education
SD CRED	-
PROG	School District Credit Program
SIFMA	- Securities Industry and Financial Markets Association
SOFR	- Secured Overnight Financing Rate
SONYMA	- State of New York Mortgage Agency
ST AID	-
WITHHLDG	State Aid Withholding
ST APPROP	- State Appropriation
TCRS	- Transferable Custody Receipts
UPMC	- University of Pittsburgh Medical Center
USD	- United States Dollar
UT	- Unlimited Tax
WR	- Withdrawn Rating

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
U.S. Treasury Ultra Bond	(2,178)	06/18/24	$(280,349,437)	$(4,311,360)

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds - 97.8%

Alabama - 2.1%
Black Belt Energy Gas District Gas Prepay RB 2019 Series A (A1/ NR)
$1,275,000	4.000	%(a)(b)	12/01/2049	$1,279,739
Black Belt Energy Gas District Gas Project RB Series 2022C-1 (A1/NR)
10,000,000	5.250	(a)(b)	02/01/2053	10,570,756
Central Etowah County Solid Waste Disposal Authority RB for Evergreen Environmental Partners LLC Series 2020 A (NR/ NR)
5,720,000	6.000	(c)(d)	07/01/2045	5,892,934
Central Etowah County Solid Waste Disposal Authority RB for Evergreen Environmental Partners LLC Series 2020 B (NR/ NR)
2,445,000	8.000	(c)(d)	07/01/2028	2,503,255
Energy Southeast, A Cooperative District Energy Supply RB Series 2023B-1 (Fixed Rate) (A1/NR)
2,525,000	5.750	(a)(b)	04/01/2054	2,793,288
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (B1/BB-)
25,350,000	5.750		10/01/2049	26,217,104
Jefferson County Sewer Revenue Warrants Series 2024 (Baa1/ BBB+)
22,340,000	5.250		10/01/2049	23,971,738
23,620,000	5.500		10/01/2053	25,702,897
Midcity Improvement District Special Assessment RB Series 2022 (NR/NR)
1,085,000	4.500		11/01/2042	906,077
1,000,000	4.750		11/01/2049	823,745
Southeast Alabama Gas Supply District Gas Supply RB Refunding Series 2024B (A1/NR)
80,000,000	5.000	(a)(b)	06/01/2049	85,788,256
Southeast Energy Authority Commodity Supply RB for Project No. 6 Series 2023B (Aa1/NR)
10,000,000	5.000	(a)(b)	01/01/2054	10,577,590
Sumter County IDA Exempt Facilities RB for Enviva Project Series 2022 (C/D)
12,400,000	6.000	(a)(b)	07/15/2052	7,425,139
The Black Belt Energy Gas District Gas Supply RB, Series 2023B (Aa1/NR)
18,620,000	5.250	(a)(b)	12/01/2053	20,095,844

				224,548,362

Alaska - 0.0%
Northern tobacco Securitization Corp. tobacco Settlement Asset Back Bonds Series 2021 (NR/NR)
19,470,000	0.000	(e)	06/01/2066	2,592,037

American Samoa - 0.1%
American Samoa Economic Development Authority General RB Series 2021A (Ba3/NR)
6,375,000	5.000	(d)	09/01/2038	6,383,995
American Samoa Economic Development Authority RB Refunding Series 2021 C (Ba3/NR)
1,800,000	3.720	(d)	09/01/2027	1,652,393

				8,036,388

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona - 1.5%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-)
(S&P 7 Day Municipal Intermediate Grade Rate + 0.81%)
$35,000,000	5.540	%(a)(f)	01/01/2037	$33,070,716
Arizona IDA Education RB for Academies of Math & Science Projects Series 2023 (NR/BB+)
900,000	5.375	(d)	07/01/2053	892,705
1,000,000	5.500	(d)	07/01/2058	1,001,683
Arizona IDA Education RB for Benjamin Franklin Charter School Projects Series 2023A (Ba1/NR)
1,000,000	5.250	(d)	07/01/2053	969,408
1,000,000	5.500	(d)	07/01/2058	998,374
Arizona IDA Lease RB for Greenville University Student Housing and Athletic Facilities Project Series 2022 (NR/BB+)
17,000,000	6.500	(d)	11/01/2053	17,356,963
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (NR/AA-)
665,000	4.000		07/01/2047	596,938
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Social Bond Series 2020A (NR/A)
1,500,000	4.000		11/01/2050	1,390,185
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CC)
1,000,000	5.000		01/01/2043	668,555
5,250,000	4.500		01/01/2049	3,027,709
3,300,000	5.000		01/01/2054	2,021,170
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/D)
275,000	5.000		01/01/2037	163,272
200,000	5.000		01/01/2038	114,701
650,000	5.000		01/01/2043	339,601
3,450,000	5.000		01/01/2049	1,764,377
1,100,000	5.125		01/01/2054	548,608
Arizona Industrial Development Authority RB for Provident Group - EMU Properties LLC Series 2018 (Caa3/NR)
1,000,000	5.000	*	05/01/2038	550,000
2,780,000	5.000	*	05/01/2043	1,529,000
3,450,000	5.000	*	05/01/2048	1,897,500
2,000,000	5.000	*	05/01/2051	1,100,000
Arizona Industrial Development Authority RB for Somerset Academy of Las Vegas Series 2021 A (NR/BB)
925,000	4.000	(d)	12/15/2041	789,834
2,115,000	4.000	(d)	12/15/2051	1,636,496
Arizona Industrial Development Authority RB Refunding for Doral Academy of Northern Nevada Obligated Group Series 2021 A (Ba1/NR)
470,000	4.000	(d)	07/15/2051	364,891
445,000	4.000	(d)	07/15/2056	334,927
Arizona Industrial Development Authority RB Refunding for Pinecrest Academy of Nevada Series 2020 A-1 (NR/BB+)
10,845,000	5.000	(d)	07/15/2053	10,194,356
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 A (Aa3/A+)
1,625,000	3.000		07/01/2049	1,259,776

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (Aa3/A+)
$2,710,000	3.250%		07/01/2049	$2,182,574
County of Maricopa IDA Education RB Series 2021A (NR/BB+)
1,250,000	4.000	(d)	07/01/2056	983,975
County of Maricopa IDA Education RB Taxable Convertible Series 2021B (NR/BB+)
3,400,000	3.500	(d)	07/01/2044	2,680,179
County of Maricopa IDA Exempt Facilities RB for Commercial Metals Company Project Series 2022 (Ba2/BB+)
8,225,000	4.000	(d)	10/15/2047	7,399,502
County of Pima IDA Senior Living RB for La Posada at Pusch Ridge Project Series 2022A (NR/NR)
4,500,000	6.875	(d)	11/15/2052	4,811,534
2,750,000	7.000	(d)	11/15/2057	2,949,932
Equitable School Revolving Fund National Charter School Revolving Loan Fund RB (NR/A)
4,325,000	4.000		11/01/2051	3,986,490
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
625,000	3.500		07/01/2029	577,378
595,000	4.100		07/01/2034	556,533
1,848,000	4.750		07/01/2043	1,656,265
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (NR/NR)
17,705,000	5.000		05/15/2056	15,581,237
La Paz County Industrial Development Authority RB for American Fiber Optics LLC Series 2018 A (NR/NR)
3,100,000	6.000	(d)*	08/01/2028	1,395,000
16,130,000	6.250	(d)*	08/01/2040	7,258,500
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (NR/BBB+)
580,000	4.000		02/15/2051	464,273
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2020 A (NR/BB)
700,000	5.000	(d)	07/01/2050	655,309
1,340,000	5.000	(d)	07/01/2054	1,239,818
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)
1,885,000	5.250	(d)	10/01/2040	1,904,620
1,885,000	5.500	(d)	10/01/2051	1,891,117
Maricopa County Pollution Control Corp Pollution Control Revenue Refunding Bonds Series A (A2/A-)
2,000,000	2.400		06/01/2035	1,651,956
Pima County IDA RB Refunding for Career Success Schools, Inc. Series 2020 (NR/NR)
250,000	5.500	(d)	05/01/2040	247,099
950,000	5.750	(d)	05/01/2050	942,339
Salt River Agricultural Improvement and Power District Project Electric System RB Series 2023B (Aa1/AA+)
9,260,000	5.250		01/01/2053	10,275,946
Tempe Industrial Development Authority RB for Tempe Life Care Village Obligated Group Series 2019 (NR/NR)
1,520,000	5.000		12/01/2050	1,408,226
1,900,000	5.000		12/01/2054	1,731,131

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)
The Industrial Development Authority of the City of Phoenix RB Refunding for Downtown Phoenix Student Housing LLC Series 2018 (Baa3/NR)
$850,000	5.000%		07/01/2037	$867,448
1,000,000	5.000		07/01/2042	1,005,847
The Industrial Development Authority of The County of Maricopa Education RB (Legacy Traditional Schools Projects) Series 2021A (NR/BB+)
1,150,000	4.000	(d)	07/01/2051	928,589
The Industrial Development Authority of The County of Maricopa Educational Facilities Valley Christian Schools Project RB Series 2023A (NR/NR)
1,700,000	6.250	(d)	07/01/2053	1,731,412
1,800,000	6.375	(d)	07/01/2058	1,839,222

				165,385,196

Arkansas - 0.3%
Arkansas Development Finance Authority Environmental Improvement RB Series 2022 (AMT) (NR/BB-)
16,175,000	5.450		09/01/2052	16,507,120
Arkansas Development Finance Authority RB for Baptist Health Obligated Group Series 2019 (NR/A)
5,370,000	3.200		12/01/2049	3,980,578
Arkansas Development Finance Authority RB for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 B (NR/NR)
1,300,000	4.250		07/01/2041	1,155,247
775,000	3.500		07/01/2046	533,404
500,000	4.000		07/01/2052	360,967
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
5,090,000	3.500		07/01/2038	3,984,797

				26,522,113

California - 9.2%
ABC Unified School District GO Bonds Series 2001 C (NATL) (Aa2/AA-)
1,600,000	0.000	(e)	08/01/2026	1,486,645
Airport Commission of The City and County of San Francisco San Francisco International Airport Second Series RB Series 2019A (AMT) (A1/A+)
4,025,000	4.000		05/01/2049	3,831,846
Airport Commission of The City and County of San Francisco San Francisco International Airport Second Series RB Series 2019E (AMT) (A1/A+)
1,680,000	4.000		05/01/2050	1,590,428
Alameda Corridor Transportation Authority Convertible Capital Appreciation Bonds Series 2022A (AGM) (A1/AA)
3,225,000	0.000	(g)	10/01/2051	1,780,494
Alameda Corridor Transportation Authority Convertible Capital Appreciation Bonds Series 2022A (A3/A-)
1,850,000	0.000	(g)	10/01/2047	1,029,846
1,850,000	0.000	(g)	10/01/2048	1,025,245
2,300,000	0.000	(g)	10/01/2049	1,269,149
1,375,000	0.000	(g)	10/01/2050	754,054
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (Aa2/AA)
4,995,000	0.000	(e)	08/01/2037	3,123,117

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (A1/AA)
$2,050,000	0.000	%(e)	08/01/2036	$1,258,042
Bay Area Toll Authority San Francisco Bay Area Subordinate Toll Bridge RB 2019 Series S-8 (A1/AA-)
5,000,000	3.000		04/01/2054	3,741,609
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (A1/AA)
1,055,000	0.000	(e)	08/01/2025	1,007,476
California Community Choice Financing Authority Clean Energy Project RB Fixed Rate Green Bonds Series 2023E-1 (A1/NR)
3,000,000	5.000	(a)(b)	02/01/2054	3,210,546
California Community Choice Financing Authority Clean Energy Project RB Green Bonds Series 2024A (A1/NR)
24,500,000	5.000	(a)(b)	05/01/2054	26,378,829
California Community Choice Financing Authority Clean Energy Project RB Series 2023B (A1/NR)
2,000,000	5.000	(a)(b)	07/01/2053	2,113,614
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (NR/BB+)
2,755,000	5.250		05/01/2048	2,808,510
2,850,000	5.250		05/01/2053	2,896,898
California Community College Financing Authority Student Housing RB for Napa Valley College Project Series 2022A (NR/NR)
9,275,000	5.750	(d)	07/01/2060	9,438,489
California Community Housing Agency Aster Apartments RB Series 2021 A-1 (NR/NR)
2,875,000	4.000	(d)	02/01/2056	2,592,464
California Community Housing Agency Essential Housing Junior RB Series 2021A-2 (NR/NR)
2,300,000	4.000	(d)	08/01/2050	1,809,487
California Community Housing Agency Essential Housing RB Series 2021A-1 (NR/NR)
1,825,000	3.000	(d)	02/01/2057	1,228,171
California Community Housing Agency RB Series 2021A-1 Senior Bonds (NR/NR)
6,450,000	4.000	(d)	02/01/2056	5,427,496
California County Tobacco Securitization Agency RB Refunding for Merced County Tobacco Funding Corp. Series 2020 B (NR/NR)
1,350,000	5.000		06/01/2050	1,367,460
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/ NR)
7,375,000	0.000	(e)	06/01/2055	1,694,185
California County Tobacco Securitization Agency RB Refunding Series 2020 A (NR/BBB+)
875,000	4.000		06/01/2049	849,258
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (NR/BBB+)
330,000	5.000		06/01/2049	341,289
California County Tobacco Securitization Agency RB Refunding Series 2020 B-2 (NR/NR)
127,560,000	0.000	(e)	06/01/2055	24,879,379
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)
145,220,000	0.000	(e)	06/01/2055	19,140,315

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Enterprise Development Authority RB Refunding for Rocklin Academy Obligated Group Series 2021 A (NR/BB+)
$595,000	4.000	%(d)	06/01/2061	$464,351
California Health Facilities Financing Authority RB for Commonspirit Health Series 2020A (A3/A-)
5,705,000	4.000		04/01/2049	5,389,957
California Health Facilities Financing Authority RB for Commonspirit Health Series 2024A (A3/A-)
4,600,000	5.000		12/01/2054	4,950,065
California Health Facilities Financing Authority Refunding RB Lucile Salter Packard Children’s Hospital At Stanford 2022 Series A Forward Delivery (A1/A+)
2,525,000	4.000		05/15/2051	2,439,343
California Infrastructure & Economic Development Bank Brightline West Passenger Rail Project Series RB Series 2020A-1 (NR/NR)
900,000	5.000	(d)	01/01/2055	768,708
California Infrastructure & Economic Development Bank for Brightline West Passenger Rail Project Series RB Series 2020A (Aaa/NR)
11,810,000	3.950	(a)(b)(d)	01/01/2050	11,779,949
California Infrastructure & Economic Development Bank for Brightline West Passenger Rail Project Series RB Series 2020A-3 (NR/NR)
14,435,000	8.000	(a)(b)(d)	01/01/2050	14,732,293
California Municipal Finance Authority Charter School Leave Revenue Refunding Bonds Series 2022 (NR/BB+)
750,000	5.000		07/01/2052	732,200
3,725,000	5.000		07/01/2062	3,565,847
California Municipal Finance Authority Community Facilities District Special Tax Bonds for City of Chula Vista Series 2022 (NR/NR)
2,750,000	5.000		09/01/2052	2,818,295
5,250,000	5.000		09/01/2057	5,337,301
California Municipal Finance Authority RB (California Lutheran University) Series 2018 (Baa1/NR)
225,000	5.000		10/01/2035	236,489
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A3/BBB+)
3,800,000	5.000		02/01/2042	3,879,755
10,000,000	5.000		02/01/2047	10,138,168
California Municipal Finance Authority RB for P3 Claremont Holdings LLC Series 2020 A (NR/NR)
1,135,000	5.000	(d)	07/01/2052	1,046,386
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
1,510,000	4.000		07/01/2051	1,223,374
1,035,000	4.000		07/01/2055	817,723
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR)
250,000	5.000		10/01/2034	263,419
300,000	5.000		10/01/2037	312,370
300,000	5.000		10/01/2038	310,950
California Municipal Finance Authority RB Refunding for Claremont Graduate University Series 2020 B (NR/NR)
1,090,000	5.000	(d)	10/01/2049	1,044,557
1,740,000	5.000	(d)	10/01/2054	1,646,418

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (A2/NR)
$14,040,000	4.000%		12/31/2047	$12,384,962
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
7,395,000	5.000		12/31/2043	7,324,755
California Municipal Finance Authority Special Facility RB For United Airlines International Airport Project Series 2019 (NR/BB-)
11,425,000	4.000		07/15/2029	11,327,849
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (NR/NR)
26,895,001	7.500	(d)*	12/01/2040	2,017,125
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2012 (Baa3/NR)
1,325,000	5.000	(d)	07/01/2037	1,326,534
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (Baa3/NR)
2,355,000	5.000	(d)	07/01/2035	2,583,109
1,730,000	5.000	(d)	07/01/2037	1,873,654
1,750,000	5.000	(d)	07/01/2038	1,884,057
1,200,000	5.000	(d)	11/21/2045	1,248,583
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)
12,660,000	5.000	(d)	11/21/2045	12,667,130
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (Baa3/NR)
8,500,000	5.000	(d)	11/21/2045	8,693,850
California Pollution Control Financing Authority Water Furnishing RR Bonds, Series 2019 (San Diego County Water Authority Desalination Project Pipeline) (Baa3/NR)
550,000	5.000	(d)	07/01/2039	572,085
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)
1,540,000	5.000	(d)	06/15/2050	1,447,881
1,030,000	5.000	(d)	06/15/2055	956,396
California Public Finance Authority Senior Living Revenue Refunding Bonds for Enso Village Project Series 2021B1 (NR/NR)
900,000	3.125	(d)	05/15/2029	876,862
California School Finance Authority Charter School RB for Citizens of the World Obligated Group Series 2022A (NR/BB-)
4,605,000	6.375	(d)	04/01/2062	4,672,412
California School Finance Authority Charter School RB for Classical Academies Oceanside Project Series 2022A (NR/BBB-)
2,055,000	5.000	(d)	10/01/2052	1,991,431
3,250,000	5.000	(d)	10/01/2061	3,088,232
California School Finance Authority Charter School RB for Classical Academies Vista Project Series 2021 (NR/BBB-)
1,450,000	4.000	(d)	10/01/2046	1,234,117

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California School Finance Authority Charter School RB for Harbor Springs Obligated Group Series 2024A (NR/BB+)
$2,235,000	5.500	%(d)	07/01/2054	$2,258,731
2,200,000	5.625	(d)	07/01/2063	2,221,280
California School Finance Authority Charter School RB for Hawking Steam Charter School Project Series 2022 (NR/BB+)
1,055,000	5.250	(d)	07/01/2052	1,067,927
745,000	5.375	(d)	07/01/2056	757,006
1,525,000	5.500	(d)	07/01/2062	1,554,049
California School Finance Authority Charter School RB for Lighthouse Community Public School Obligated Group Series 2022A (NR/NR)
1,800,000	6.500	(d)	06/01/2062	1,865,084
California School Finance Authority Charter School RB for Orange County Educational Arts Academy Project Series 2023A (NR/NR)
560,000	5.625	(d)	06/01/2043	568,098
700,000	5.875	(d)	06/01/2053	710,039
California School Finance Authority Charter School RB for River Springs Charter School Series 2022A (NR/BB+)
2,905,000	5.000	(d)	07/01/2052	2,697,698
4,190,000	5.000	(d)	07/01/2061	3,804,133
California School Finance Authority Charter School RB for Valley International Preparatory High School Project Series 2022A (NR/NR)
2,230,000	5.250	(d)	03/01/2062	1,642,736
California School Finance Authority Charter School Refunding RB Partnerships to Uplift Communities Project Series 2023 (NR/BB+)
500,000	5.250	(d)	08/01/2038	513,321
550,000	5.500	(d)	08/01/2043	569,021
400,000	5.500	(d)	08/01/2047	409,643
California School Finance Authority RB for Classical Academy Obligated Group Series 2020 A (NR/BBB-)
3,500,000	5.000	(d)	10/01/2050	3,417,910
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (NR/BB+)
2,770,000	5.000	(d)	07/01/2058	2,703,241
California School Finance Authority RB for iLEAD Lancaster Series 2021 A (ST INTERCEPT) (NR/NR)
600,000	5.000	(d)	06/01/2051	553,935
2,440,000	5.000	(d)	06/01/2061	2,194,503
California School Finance Authority RB for Lifeline Education Charter School, Inc. Series 2020 A (NR/BB+)
1,340,000	5.000	(d)	07/01/2045	1,295,634
1,240,000	5.000	(d)	07/01/2055	1,161,877
California School Finance Authority RB for Santa Clarita Valley International Charter School Series 2021 A (NR/NR)
600,000	4.000	(d)	06/01/2041	489,214
700,000	4.000	(d)	06/01/2051	506,081
1,220,000	4.000	(d)	06/01/2061	831,776
California School Finance Authority RB for VSF School Facilities No. 1 LLC Series 2020 A (NR/BBB-)
2,420,000	5.000	(d)	07/01/2059	2,305,508
California School Finance Authority RB for VSF School Facilities No. 1 LLC Series 2020 B (NR/BBB-)
975,000	4.000	(d)	07/01/2045	826,537

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California School Finance Authority School Facility Refunding RB for Value Schools Series 2023A (ST INTERCEPT) (NR/BBB-)
$700,000	5.250	%(d)	07/01/2048	$704,008
California Statewide Communities Development Authority (Marin General Hospital) RB Series 2018A (Green Bonds) (NR/BBB)
500,000	5.000		08/01/2038	512,927
California Statewide Communities Development Authority CFD No. 2022-03 Sheldon Farms Special Tax Bonds, Series 2023 (NR/NR)
1,000,000	5.000		09/01/2053	977,913
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
740,000	5.000		09/01/2037	751,778
California Statewide Communities Development Authority Community Facilities District No. 2018-02 Special Tax for Improvement Area No. 1 Series 2020 (NR/NR)
2,880,000	7.250	(d)	09/01/2050	2,812,500
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
3,245,000	4.000		09/01/2051	2,921,404
California Statewide Communities Development Authority Community Facilities District Special Tax Bonds Series 2022 (NR/NR)
4,500,000	5.000		09/01/2052	4,515,280
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/BBB+)
575,000	5.000		09/02/2043	591,338
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 A (NR/NR)
1,345,000	5.000		09/02/2039	1,413,073
895,000	5.000		09/02/2044	928,690
California Statewide Communities Development Authority RB for Lancer Educational Housing LLC Project Series 2019 A (NR/NR)
375,000	5.000	(d)	06/01/2034	388,424
475,000	5.000	(d)	06/01/2039	481,654
1,340,000	5.000	(d)	06/01/2051	1,308,768
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875		11/01/2043	1,876,620
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Obligated Group Series 2018 A (NR/BB)
10,095,000	5.500	(d)	12/01/2058	10,370,672
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2014A (NR/BB)
18,325,000	5.250		12/01/2044	18,420,525
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2016A (NR/BB)
1,600,000	5.000	(d)	12/01/2041	1,616,624
2,080,000	5.000	(d)	12/01/2046	2,096,722
10,030,000	5.250	(d)	12/01/2056	10,138,029

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (NR/BBB)
$3,000,000	4.000%		08/01/2045	$2,684,965
California Statewide Communities Development Authority RB for Marin General Hospital Series 2018A (NR/BBB)
175,000	5.000		08/01/2037	180,638
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (NR/B)
2,350,000	5.250	(d)	07/01/2039	2,396,176
3,125,000	5.250	(d)	07/01/2049	3,144,657
1,900,000	5.250	(d)	07/01/2052	1,909,348
California Statewide Communities Development Authority RB Green Bonds for Marin General Hospital Series 2018A (NR/BBB)
365,000	5.000		08/01/2028	380,970
California Statewide Communities Development Authority RB Refunding for California Baptist University Series 2017 A (NR/NR)
935,000	5.000	(d)	11/01/2032	958,969
1,875,000	5.000	(d)	11/01/2041	1,879,793
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB)
13,765,000	5.500		12/01/2054	13,839,017
California Statewide Communities Development Authority Special Assessment Bond Series 2020 (NR/NR)
1,230,000	4.000		09/02/2050	1,043,405
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
3,245,000	5.000		09/02/2038	3,387,533
California Statewide Communities Development Authority Special Assessment Series 2021 A (NR/NR)
1,990,000	4.000		09/02/2051	1,628,581
California Statewide Communities Development Authority Special Tax Bonds Series 2022 (NR/NR)
1,525,000	5.250		09/01/2052	1,555,102
California Statewide Communities Development Authority Statewide Community Infrastructure Program RB Series 2018B (NR/BBB+)
1,040,000	5.000		09/02/2048	1,062,128
California Statewide Communities Development Authority Statewide Community Infrastructure Program RB Series 2018C (NR/NR)
2,960,000	5.000		09/02/2048	3,028,935
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (Baa1/NR)
3,075,000	5.000		05/15/2047	3,097,760
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (NR/NR)
36,600,000	0.000	(e)	06/01/2046	6,204,450
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL) (Baa2/NR)
7,000,000	0.000	(e)	09/01/2033	4,893,689

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
$190,000	3.000%		09/01/2037	$162,879
195,000	3.000		09/01/2038	162,231
205,000	3.000		09/01/2039	166,789
210,000	3.000		09/01/2040	167,277
715,000	3.125		09/01/2044	553,485
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2021 (NR/NR)
925,000	4.000		09/01/2051	795,406
City & County of San Francisco Special Tax District No. 2020-1 for Mission Rock Facilities and Services Series 2021 A (NR/NR)
1,500,000	4.000	(d)	09/01/2051	1,252,353
City and County of San Francisco Special Tax District No. 2020-1 (Mission Rock Facilities and Services) Shoreline (Tax Zone 1) Special Tax Bonds, Series 2023C (NR/NR)
1,345,000	5.750	(d)	09/01/2053	1,380,686
City and County of San Francisco Special Tax District No. 2020-1 (Mission Rock Facilities and Services) Special Tax Bonds, Series 2023B (NR/NR)
1,650,000	5.750	(d)	09/01/2053	1,693,779
City of Alameda Community Facilities District 2023 Special Tax Bonds (NR/NR)
1,050,000	5.000		09/01/2053	1,009,891
City of Beaumont Community Facilities District No. 2016-3 Special Tax Bonds for Sundance Series 2023 (NR/NR)
900,000	5.000		09/01/2053	911,002
City of Chino Community Facilities Improvement Area Special Tax Bonds Series 2022 (NR/NR)
2,700,000	5.375		09/01/2052	2,783,774
City of Dublin, Community Facilities District No. 2015-1 (Dublin Crossing) Improvement Area No.5, California Special Tax Bonds, Series 2023 (NR/NR)
1,150,000	5.375		09/01/2051	1,179,437
City of Fairfield Community Facilities District No. 2019-1 for Improvement Area No. 1 Series 2020 A (NR/NR)
850,000	5.000	(d)	09/01/2050	858,627
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000		09/01/2045	3,023,850
City of Los Angeles Department of Airports International Airport Subordinate RB 2018 Series F (Aa3/AA-)
4,500,000	4.000		05/15/2049	4,303,791
City of Los Angeles Department of Airports International Airport Subordinate RB 2023 Series A (Aa3/AA-)
450,000	4.125		05/15/2043	448,737
City of Oroville RB for Oroville Hospital Series 2019 (NR/NR)
1,900,000	5.250		04/01/2034	1,248,113
3,565,000	5.250		04/01/2039	2,330,646
900,000	5.250		04/01/2049	586,217
10,985,000	5.250		04/01/2054	7,157,728
City of Palm Desert Community Facilities District No. 2021-1 Special Tax Bonds Series 2024 (NR/NR)
600,000	5.000		09/01/2049	596,993
525,000	5.000		09/01/2053	516,532
City of Palm Desert Community Facilities District No. 2021-1 Special Tax Refunding Bonds Series 2021 (NR/NR)
425,000	3.000		09/01/2031	395,769

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
City of Palm Desert Community Facilities District No. 2021- 1 Special Tax Refunding Bonds Series 2021 (NR/NR) – (continued)
$450,000	4.000%		09/01/2041	$416,460
550,000	4.000		09/01/2051	473,683
City of Palm Desert Section 29 Assessment District No. 2004-02 Special Assessment Refunding Bonds Series 2021 (NR/NR)
1,700,000	4.000		09/02/2037	1,646,528
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area off-Street Parking Assessment District Series 2012 (NR/A-)
540,000	5.000		09/02/2030	544,886
City of Rancho Cordova Sunridge Anatolia Community Facilities District Special Tax Bonds Series 2016 (NR/NR)
500,000	4.000		09/01/2029	503,526
City of Roseville Special Tax Bonds for Creekview Community Facilities District No. 1 Series 2023 (NR/NR)
1,650,000	5.250		09/01/2053	1,660,375
City of Roseville Special Tax The Ranch at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
350,000	4.000		09/01/2035	349,719
375,000	4.000		09/01/2040	354,841
425,000	4.000		09/01/2045	383,446
950,000	4.000		09/01/2050	823,622
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
475,000	4.000		09/01/2045	416,903
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)
280,000	5.000	(d)	09/01/2032	289,975
700,000	5.000	(d)	09/01/2037	724,021
1,745,000	5.000	(d)	09/01/2047	1,775,015
City of San Francisco Airport Commission International Airport Second Series RB Series 2019A (A1/A+)
2,000,000	5.000		05/01/2049	2,058,170
City of San Francisco Improvement Area Community Facilities District Special Tax Bonds Series 2021 (NR/NR)
925,000	4.000		09/01/2046	823,772
City of San Jose, California Airport Revenue Refunding Bonds Series 2017A (A2/A)
4,110,000	5.000		03/01/2047	4,166,485
CMFA Special Finance Agency Essential Housing RB Seres 2021A-1 (NR/NR)
4,465,000	3.000	(d)	12/01/2056	3,140,358
CMFA Special Finance Agency VIII Essential Housing RB 2021A-1 (NR/NR)
5,500,000	3.000	(d)	08/01/2056	3,752,058
Community Facilities District No. 2016-1 of The Root Creek Water District Improvement Area No. 2 Special Tax Bonds Series 2023 (NR/NR)
1,600,000	5.000		09/01/2053	1,603,953
Community Facilities District No. 2023-1 of The County of Orange (Rienda Phase 2B) 2023 Series A Special Tax Bonds (NR/NR)
1,260,000	5.500		08/15/2053	1,305,042
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
2,600,000	5.000		09/01/2044	2,657,189
200,000	4.000		09/01/2045	185,018

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
County of Los Angeles Community Facilities District Special Tax Bonds Series 2022 (NR/NR)
$2,775,000	5.000%		09/01/2052	$2,818,784
County of San Diego Community Facilities District No. 2008-01 Special Tax Series 2020 A (NR/NR)
695,000	3.000		09/01/2050	488,068
CSCDA Community Improvement Authority Essential Housing RB Series 2021A-2 (NR/NR)
11,225,000	3.000	(d)	12/01/2056	7,938,002
CSCDA Community Improvement Authority Essential Housing Senior Lien RB Series 2021A-1 (NR/NR)
6,725,000	3.600	(d)	05/01/2047	5,655,977
CSCDA Community Improvement Authority Essential Housing Senior Lien RB Series 2021A-2 (NR/NR)
900,000	3.250	(d)	04/01/2057	643,361
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL) (Baa2/A-)
1,305,000	0.000	(e)	08/01/2027	1,161,087
Department of Airports of The City of Los Angeles LAX Subordinate RB 2021 Series D (Private Activity/AMT) (Aa3/ AA-)
11,895,000	4.000		05/15/2051	11,257,313
Department of Airports of The City of Los Angeles LAX Subordinate RB 2022 Series A (Private Activity/AMT) (Aa3/ AA-)
7,955,000	4.000		05/15/2049	7,608,147
Department of Water and Power of The City of Los Angeles Power System Variable Rate Demand RB, 2023 Series F Subseries F-2 (Aa2/AA-/A-1)
18,300,000	4.350	(a)(b)	07/01/2047	18,300,000
Dublin Unified School District GO Bonds Election of 2020 Series B (Aa1/AA+)
15,000,000	4.250		08/01/2053	15,249,822
East Garrison Public Finance Authority Special Tax for East Garrison Project Series 2019 (NR/NR)
445,000	3.125		09/01/2044	342,217
Eastern Foothill Transportation Corridor Agency Senior Lien Toll Road Refunding RB Series 2021A (Baa1/A)
1,000,000	4.000		01/15/2046	961,582
Eastern Municipal Water District Refunding Water and Wastewater RB Series 2018A (NR/AAA/A-1)
21,875,000	4.200	(a)(b)	07/01/2046	21,875,000
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL) (Baa2/NR)
5,400,000	0.000	(e)	08/01/2032	4,111,239
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (AGC) (WR/AA)
4,180,000	0.000	(e)	04/01/2029	3,551,932
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of
2006 Series 2007 A (NATL) (Aa2/AA-)
3,460,000	0.000	(e)	10/01/2032	2,656,075
Foothill/Eastern Transportation Corridor Agency toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (A1/AA)
10,000,000	0.000	(e)	01/15/2035	6,975,919

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (Baa1/A)
$22,010,000	3.950%		01/15/2053	$20,144,782
Golden State Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (NR/BBB-)
19,590,000	3.850		06/01/2050	18,333,435
Golden State tobacco Securitization Corp. tobacco Settlement Asset Backed Bonds Series 2022A-1 (NR/BBB+)
5,375,000	5.000		06/01/2051	5,632,374
Golden State tobacco Securitization Settlement Corp ABS Bond Series 2021B-2 (NR/NR)
121,050,000	0.000	(e)	06/01/2066	13,670,818
Golden Valley Unified School District Financing Authority RB for Golden Valley Unified School District Community Facilities District No. 2017-1 Series 2021 A (NR/NR)
250,000	4.000		09/01/2046	219,206
750,000	4.000		09/01/2056	619,082
Improvement Area B of The City of Fillmore Community Facilities District No. 5, Heritage Valley Parks Special Tax Bonds Series 2023 (NR/NR)
3,500,000	5.000		09/01/2053	3,516,490
Improvement Area No. 1 of California Municipal Finance Authority Community Facilities District No. 2023-5 Special Tax Bonds, Series 2023 (NR/NR)
1,000,000	5.500		09/01/2048	1,031,606
1,000,000	5.625		09/01/2053	1,035,318
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (NR/ CCC)
100,945,000	0.000	(e)	06/01/2036	45,689,857
Inland Empire tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (NR/ CCC)
51,235,000	0.000	(e)	06/01/2047	11,008,465
Inland Empire tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (NR/ CCC)
290,580,000	0.000	(e)	06/01/2057	25,201,248
Irvine Unified School District Community Facilities District Special Tax Bonds Series 2017 D (NR/NR)
4,600,000	5.000		03/01/2057	4,675,166
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (NR/A-)
75,000	6.625		08/01/2024	75,122
Lodi Unified School District GO Bonds Series 2021 (Aa2/NR)
3,700,000	3.000		08/01/2046	3,050,134
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (Aa2/AA-)
49,925,000	0.000	(e)	08/01/2050	15,078,808
Los Angeles County Public Works Financing Authority Lease RB 2020 Series A (NR/AA+)
2,125,000	3.000		12/01/2050	1,615,818
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (Aa3/NR)
3,760,000	0.000	(e)	08/01/2035	2,580,003
M-S-R Energy Authority Gas RB Series 2009 A (NR/BBB+)
12,950,000	6.500		11/01/2039	16,479,252

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
M-S-R Energy Authority Gas RB Series 2009 B (NR/BBB+)
$3,000,000	6.500%		11/01/2039	$3,817,587
M-S-R Energy Authority Gas RB Series 2009 C (NR/BBB+)
8,200,000	6.125		11/01/2029	8,764,755
20,315,000	6.500		11/01/2039	25,851,429
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (Aa3/AA)
5,000,000	5.500		08/01/2030	5,161,066
New Haven Unified School District GO Refunding Bonds for Capital Appreciation Series 2009 (AGC) (Aa2/AA)
860,000	0.000	(e)	08/01/2025	822,227
1,105,000	0.000	(e)	08/01/2026	1,025,302
5,550,000	0.000	(e)	08/01/2030	4,575,846
7,855,000	0.000	(e)	08/01/2032	6,064,267
7,000,000	0.000	(e)	08/01/2034	5,020,082
Orange County California Community Facilities District No. 2015- 1 Village of Esencia Special Tax Bonds Series 2015 A (NR/ NR)
1,000,000	5.250		08/15/2045	1,011,110
Orange County California Community Facilities District No. 2017- 1 Village of Esencia Special Tax Bonds Series 2018 A (NR/ NR)
200,000	5.000		08/15/2028	212,732
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (AGC) (A2/AA)
10,750,000	7.000		08/01/2038	12,406,474
Poway Unified School District GO Bonds Capital Appreciation for School Facility Improvement Series 2011 B (Aa2/AA-)
1,300,000	0.000	(e)	08/01/2040	685,745
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
900,000	3.000		09/01/2032	842,310
820,000	3.000		09/01/2033	761,850
750,000	3.000		09/01/2034	690,832
Rancho Cordova Community Facilities District No. 2018-1 Special Tax for Grantline 208 Series 2019 (NR/NR)
400,000	5.000		09/01/2049	410,759
Rialto Unified School District County of San Bernardino, California GO Bonds, Election of 2022, Series 2023 (BAM) (Aa3/AA)
4,000,000	4.000		08/01/2052	3,967,191
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (Aa3/AA)
6,200,000	0.000	(e)	08/01/2036	3,766,811
River Islands Public Financing Authority CFD Improvement Area Subordinate Special Tax Refunding Bonds Series 2022B-1 (NR/NR)
2,775,000	5.250		09/01/2047	2,850,800
3,875,000	5.000		09/01/2052	3,846,034
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (NR/A+)
2,220,000	0.000	(e)	10/01/2033	1,599,187
2,220,000	0.000	(e)	10/01/2035	1,475,585
1,840,000	0.000	(e)	10/01/2037	1,092,407
5,100,000	0.000	(e)	10/01/2038	2,842,976
8,425,000	0.000	(e)	10/01/2039	4,440,305
13,395,000	0.000	(e)	10/01/2040	6,664,172
7,275,000	0.000	(e)	10/01/2041	3,421,371

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (NR/A+) – (continued)
$6,360,000	0.000	%(e)	10/01/2042	$2,840,930
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL) (A1/ A+)
1,420,000	0.000	(e)	08/01/2025	1,352,317
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (A2/NR)
1,755,000	5.000		07/01/2046	1,851,667
2,165,000	5.000		07/01/2056	2,257,374
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (AMT) (A2/NR)
1,080,000	5.000		07/01/2051	1,130,829
San Diego Unified School District 2010 GO Bonds (Aa2/AA-)
900,000	0.000	(e)	07/01/2043	418,248
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (Aa2/AA-)
10,000,000	0.000	(e)	07/01/2030	8,281,685
3,305,000	0.000	(e)	07/01/2031	2,659,366
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (Ba2/NR)
1,370,000	4.000		08/01/2032	1,254,656
1,560,000	4.000		08/01/2033	1,405,030
1,680,000	4.000		08/01/2034	1,497,147
1,810,000	4.000		08/01/2035	1,591,347
1,945,000	4.000		08/01/2036	1,679,334
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL) (Aa2/A+)
1,595,000	0.000	(e)	08/01/2025	1,523,151
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (NR/AA)
2,000,000	5.000		07/01/2042	2,002,018
Silicon Valley tobacco Securitization Authority tobacco Settlement ABS Series 2007D (NR/NR)
27,250,000	0.000	(e)	06/01/2056	2,657,848
Silicon Valley tobacco Securitization Authority tobacco Settlement Asset Backed RB Series 2007 C (NR/NR)
91,400,000	0.000	(e)	06/01/2056	9,782,030
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250		09/01/2042	4,003,035
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Series 2020 (NR/ NR)
4,750,000	4.000		09/01/2050	4,182,115
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-2 (NR/NR)
9,510,000	0.000	(e)	06/01/2054	1,852,266
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (NR/NR)
2,155,000	5.000		10/01/2049	2,189,022

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount		Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A
(NR/NR	)
$750,000		5.000%		09/01/2040	$758,791
West Patterson Financing Authority California Community Facilities Villages of Patterson Special Tax Bonds Series 2024 (NR/NR)
780,000		4.625		09/01/2049	769,652
2,435,000		5.000		09/01/2054	2,488,608
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (Aa2/AA)
8,360,000		0.000	(e)	08/01/2034	6,032,098
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (Aa2/AA-)
19,135,000		0.000	(g)	08/01/2042	15,787,642

					994,503,294

Colorado - 5.4%
Allison Valley Metropolitan District No. 2 GO Refunding Bonds Series 2020 (NR/NR)
1,575,000		4.700		12/01/2047	1,338,543
Amber Creek Metropolitan District GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
595,000		5.000		12/01/2037	550,602
613,000		5.125		12/01/2047	543,316
Arista Metropolitan District In The City and County of Broomfield, Colorado Subordinate Limited Tax GO and Special RR and Improvement Bonds Series 2023B (NR/NR)
2,260,000		8.250		12/15/2039	2,338,694
Aurora Crossroads Metropolitan District No. 2 GO Bonds Series 2020 B (NR/NR)
4,000,000		7.750		12/15/2050	3,824,832
Banning Lewis Ranch Metropolitan District No. 8 GO Bonds Series 2021 (NR/NR)
4,000,000		4.875	(d)	12/01/2051	3,142,927
Banning Lewis Ranch Regional Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
4,690,000		5.750		12/01/2051	4,251,183
Belford North Metropolitan District GO Bonds Series 2020 A (NR/NR)
3,250,000		5.500		12/01/2050	2,998,297
Belford North Metropolitan District GO Bonds Series 2020 B (NR/NR)
6,000,000		8.500		12/15/2050	5,758,567
Bella Mesa Metropolitan District GO Convertible Capital Appreciation Bonds Series 2020 A (NR/NR)
1,930,000		0.000	(d)(g)	12/01/2049	1,733,462
Bent Grass Metropolitan District Refunding GO Bonds Series 2020 (NR/NR)
1,185,000		5.250	(d)	12/01/2049	1,143,709
Board of Trustees of The Colorado School of Mines Institutional Enterprise RB Series 2024A (ST HGR ED INTERCEPT PROG) (Aa2/AA)
21,250,000		4.000		12/01/2049	20,636,933
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Subordinate Series 2017 B (NR/NR)
670,000		7.000		12/15/2047	637,686

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Brighton Crossing Metropolitan District No. 6 Limited Tax GO Bonds Series 2020A(3) (NR/NR)
$3,835,000	5.000%		12/01/2050	$3,397,069
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
2,250,000	5.375		12/01/2048	2,231,635
Canyon Pines Metropolitan District Special Improvement District No. 1 Special Assessment Bond Series 2021 A-2 (NR/NR)
11,500,000	3.750		12/01/2040	9,122,812
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,750,000	6.000		12/01/2037	1,752,641
4,000,000	6.125		12/01/2047	4,009,119
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
2,000,000	6.125		12/01/2047	2,002,369
Cascade Ridge Metropolitan District GO Bonds Series 2021 (NR/NR)
2,500,000	5.000		12/01/2051	2,158,799
Castleview Metropolitan District LT GO Bonds Series 2021A3 (NR/NR)
4,220,000	5.000		12/01/2050	3,504,318
Chambers Highpoint Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
835,000	5.000		12/01/2051	692,387
Cherry Creek South Metropolitan District Lt Go Bonds Series 2021 (NR/NR)
9,400,000	6.000		12/01/2051	7,880,225
Citadel on Colfax Business Improvement District Senior RB Series 2020 A (NR/NR)
2,575,000	5.350		12/01/2050	2,375,829
City and County of Denver, Colorado, For and On Behalf of Its Department of Aviation Airport System RB Series 2022A (AMT) (Aa3/AA-)
1,915,000	5.000		11/15/2047	2,033,268
City of Denver Airport System Subordinate RB Series 2018A (A1/ A+)
7,000,000	4.000		12/01/2043	6,753,425
Clear Creek Transit Metropolitan District No. 2 GO Bonds Series 2021 A (NR/NR)
580,000	5.000		12/01/2041	527,090
Cloverleaf Metropolitan District GO LT Bonds Series 2022A (NR/NR)
1,825,000	6.000		12/01/2051	1,844,898
Colorado Education & Cultural Facilities Authority Charter School RB Series 2021 (Baa3/NR)
2,075,000	4.000		10/01/2061	1,581,153
Colorado Educational & Cultural Facilities Authority RB for Aspen View Academy, Inc. Series 2021 (Baa3/NR)
475,000	4.000		05/01/2051	380,472
1,000,000	4.000		05/01/2061	761,510
Colorado Educational & Cultural Facilities Authority RB for Vega Collegiate Academy Series 2021 A (ST INTERCEPT) (Ba2/NR)
900,000	5.000	(d)	02/01/2051	800,328
2,335,000	5.000	(d)	02/01/2061	2,014,261

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Colorado Educational & Cultural Facilities Authority RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (Ba1/NR)
$6,000,000	5.000	%(d)	10/01/2059	$5,330,231
Colorado Educational and Cultural Facilities Authority Charter School RB for James Irwin Educational Foundation Project Series 2022 (NR/BBB)
1,580,000	5.000		09/01/2057	1,565,412
1,955,000	5.000		09/01/2062	1,919,771
Colorado Educational and Cultural Facilities Authority Charter School RB for Mountain Phoenix Community School Project Series 2023 (NR/NR)
4,355,000	6.250	(d)	07/01/2053	4,399,251
Colorado Educational and Cultural Facilities Authority Charter School RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (Ba1/NR)
6,140,000	5.000	(d)	10/01/2049	5,619,715
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-1 (NR/NR)
3,245,000	6.000		07/01/2036	3,246,729
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-2 (NR/NR)
2,055,000	6.000		07/01/2031	2,015,660
Colorado Health Facilities Authority RB for Commonspirit Health Series 2022A (A3/A-)
2,500,000	5.250		11/01/2052	2,682,679
Colorado Health Facilities Authority RB for Commonspirit Health Series 2024A (A3/A-)
4,600,000	5.250		12/01/2054	4,997,065
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (Aa2/NR)
2,650,000	4.000		09/01/2050	2,543,974
Colorado Health Facilities Authority RB for Senior Living American Eagle Portfolio Project Series 2022B-1 (NR/NR)
33,381,200	5.000	(b)	07/01/2057	25,820,495
Colorado Health Facilities Authority RB Refunding for Christian Living Neighborhoods Obligated Group Series 2021 (NR/NR)
950,000	4.000		01/01/2042	824,845
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (A3/A-)
2,135,000	3.250		08/01/2049	1,597,875
Colorado High Performance Transportation Enterprise C-470 Express Lanes Senior RB Series 2017 (NR/NR)
900,000	5.000		12/31/2051	902,091
9,680,000	5.000		12/31/2056	9,698,967
Colorado Springs Urban Renewal Authority RB for Canyon Creek Project Series 2018 A (NR/NR)
3,000,000	5.750	*	12/01/2047	2,472,623
Conestoga Metropolitan District LT GO Refunding & Improvement Bonds Series 2021A3 (NR/NR)
850,000	5.250		12/01/2051	776,008
Constitution Heights Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
1,760,000	5.000		12/01/2049	1,671,010
Copper Ridge Metropolitan District RB Series 2019 (NR/NR)
6,615,000	5.000		12/01/2039	6,336,337
1,750,000	5.000		12/01/2043	1,627,637

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Copperleaf Metropolitan District GO LT Bonds Series 2021 (NR/ NR)
$3,600,000	4.875%		12/01/2051	$2,921,642
Copperleaf Metropolitan District No. 6 Arapoe County Subordinate LT GO Bonds Series 2022B (NR/NR)
725,000	6.000		12/15/2041	714,242
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
1,000,000	5.125		12/01/2037	1,001,155
2,100,000	5.250		12/01/2047	2,073,879
Creekside Village Metropolitan District GO Bonds Series 2019 A (NR/NR)
3,261,000	5.000		12/01/2049	3,070,160
Creekwalk Marketplace Business Improvement District LT Supported & Special Revenue Senior Bonds Series 2021A (NR/NR)
2,045,000	5.500	(d)	12/01/2039	1,828,826
5,790,000	5.750	(d)	12/01/2049	5,053,189
Creekwalk Marketplace Business Improvement District LT Supported & Special Revenue Subordinate Bonds Series 2021B (NR/NR)
2,350,000	8.000	(d)	12/15/2049	2,144,728
Creekwalk Marketplace Business Improvement District RB Series 2019 A (NR/NR)
5,490,000	5.500	(d)	12/01/2039	4,934,410
10,900,000	5.750	(d)	12/01/2049	9,584,479
Creekwalk Marketplace Business Improvement District RB Series 2019 B (NR/NR)
2,370,000	8.000	(d)	12/15/2049	2,185,204
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (NR/ BB-)
34,160,000	5.000		10/01/2032	34,159,378
Denver Convention Center Hotel Authority RB Refunding Series 2016 (Baa2/BBB-)
665,000	5.000		12/01/2030	683,621
2,500,000	5.000		12/01/2032	2,566,785
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds Series 2016 (Baa2/BBB-)
325,000	5.000		12/01/2031	333,810
Denver Health & Hospital Authority COPS Series 2018 (NR/BBB)
1,825,000	4.000		12/01/2038	1,704,194
1,690,000	5.000		12/01/2048	1,651,721
Denver Health & Hospital Authority Healthcare Revenue Refunding Bonds Series 2017A (NR/BBB)
7,200,000	5.000	(d)	12/01/2034	7,472,478
7,300,000	4.000	(d)	12/01/2035	6,984,609
7,300,000	4.000	(d)	12/01/2036	6,869,806
Denver Health & Hospital Authority RB Series 2019 A (NR/BBB)
415,000	5.000		12/01/2030	435,583
950,000	4.000		12/01/2040	864,947
Dinosaur Ridge Metropolitan District RB Refunding and Improvement Bonds Series 2019 A (NR/NR)
3,365,000	5.000		06/01/2049	3,110,974
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL) (A1/A+)
3,000,000	0.000	(e)	09/01/2039	1,413,509

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
E-470 Public Highway Authority RB Series 2004 A (NATL) (A1/A+)
$15,000,000	0.000	%(e)	09/01/2028	$12,968,258
4,120,000	0.000	(e)	09/01/2034	2,861,736
E-470 Public Highway Authority RB Series 2010 A (A1/A+)
20,000,000	0.000	(e)	09/01/2040	10,198,978
Eagle Brook Meadows Metropolitan District No. 3 GO Bonds Series 2021 (NR/NR)
1,600,000	5.000		12/01/2051	1,424,617
El Paso County Waterview II Metropolitan LT GO Bonds Series 2022A (NR/NR)
2,000,000	5.000		12/01/2051	1,767,478
Fiddler’s Business Improvement District GO Refunding Bonds Series 2022 (NR/NR)
2,950,000	5.550	(d)	12/01/2047	3,028,562
First Creek Village Metropolitan District GO Bonds Series 2019 A (Ba1/NR)
1,580,000	5.000		08/01/2049	1,521,675
First Creek Village Metropolitan District GO Bonds Series 2019 B (NR/NR)
515,000	6.750		08/01/2049	517,255
Four Corners Business Improvement District LT Supported RB Series 2022 (NR/NR)
2,500,000	6.000		12/01/2052	2,369,808
Glen Metropolitan District GO LT Bonds Series 2021 (NR/NR)
2,370,000	4.250		12/01/2051	1,807,316
Greenspire Metropolitan District GO LT Bonds Series 2022 (NR/NR)
1,430,000	5.125		12/01/2051	1,311,851
Hidden Creek Metropolitan District GO Bonds Series 2021 A (NR/NR)
1,140,000	4.625	(d)	12/01/2045	931,131
High Plains Metropolitan District GO Refunding Bonds Series 2017 (NATL) (A2/NR)
3,680,000	4.000		12/01/2047	3,579,685
Highlands Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
570,000	5.000		12/01/2051	485,127
Hunters Overlook Metropolitan District No. 5 GO Bonds Series 2019 A (NR/NR)
2,000,000	5.000		12/01/2049	1,882,956
Jay Grove Metropolitan District GO Bonds Series 2021 (NR/NR)
1,225,000	4.250		12/01/2051	947,734
Jefferson Center Metropolitan District No. 1 RB Series 2020 A-2 (B1/NR)
580,000	4.125		12/01/2040	501,952
900,000	4.375		12/01/2047	760,240
Johnstown Farms East Metropolitan District GO LT Bonds Series 2021 (NR/NR)
1,000,000	5.000		12/01/2051	868,313
Johnstown Plaza Metropolitan District LT GO Refunding and Improvement Bonds Series 2022 (NR/NR)
12,627,000	4.250		12/01/2046	10,588,334
Johnstown Village Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,980,000	5.000		12/01/2050	1,736,999
Jones District Community Authority Board RB for Convertible Capital Appreciation Bonds Series 2020 (NR/NR)
7,800,000	0.000	(g)	12/01/2050	7,116,294

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Kremmling Memorial Hospital District Certificates of
Participation Series 2024 (NR/NR)
$11,000,000	6.625	%(d)	12/01/2056	$10,709,139
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
4,190,000	5.000		12/01/2049	4,034,634
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 B (NR/NR)
683,000	7.750		12/15/2049	660,194
Lochbuie Station Residential Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,180,000	5.750		12/01/2050	1,181,280
Loretto Heights Community Authority RB Series 2021 (NR/NR)
4,500,000	4.875		12/01/2051	3,617,549
Meadowlark Metropolitan District GO Bonds Series 2020 A (NR/NR)
525,000	4.875		12/01/2040	480,594
750,000	5.125		12/01/2050	691,154
Meridian Ranch Metropolitan District GO LT Bonds Series 2022 (NR/NR)
2,925,000	6.750		12/01/2052	2,945,188
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
2,665,000	5.000		12/01/2049	2,488,081
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 B (NR/NR)
1,473,000	7.375		12/15/2049	1,381,165
Morgan Hill Metropolitan District GO LT Refunding & Improvement Bonds Senior Series 2021A (NR/NR)
2,900,000	4.000		12/01/2051	2,291,140
Mountain Sky Metropolitan District GO Bonds Series 2020 A (NR/NR)
980,000	5.000		12/01/2049	914,942
Muegge Farms Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
3,225,000	5.000		12/01/2051	2,761,901
Mulberry Metropolitan District LT GO Bonds Series 2022A (NR/NR)
2,550,000	7.000		12/01/2052	2,629,146
Murphy Creek Metropolitan District GO LT Bonds Series 2021 (NR/NR)
12,788,000	5.000		12/01/2051	11,088,613
Murphy Creek Metropolitan District GO LT Bonds Series 2022A (NR/NR)
2,140,000	6.000		12/01/2052	2,146,863
Nexus North at DIA Metropolitan District GO Bonds Series 2021 (NR/NR)
1,140,000	5.000		12/01/2051	1,003,224
Nine Mile Metropolitan District In The Town of Erie Boulder County RB Series 2020 (NR/NR)
5,760,000	5.125		12/01/2040	5,776,096
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
1,260,000	5.500		12/01/2048	1,255,701
North Range Metropolitan District No. 2 GO Refunding Bonds Series 2017 A (NR/NR)
3,180,000	5.625		12/01/2037	3,186,106
7,855,000	5.750		12/01/2047	7,871,223

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
North Range Metropolitan District Subordinate LT GO Special RB Series 2017B (NR/NR)
$2,322,000	7.750%		12/15/2047	$2,327,304
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (NR/BBB-)
350,000	4.000		12/01/2032	351,010
340,000	4.000		12/01/2033	339,990
190,000	4.000		12/01/2034	189,169
550,000	4.000		12/01/2036	537,178
215,000	4.000		12/01/2038	202,960
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2019 (NR/NR)
4,711,000	7.250		12/15/2049	4,451,174
Palisade Park West Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,500,000	5.125		12/01/2049	1,436,026
Parkdale Community Authority for Parkdale Metropolitan District No. 1 Series 2020 A (NR/NR)
2,140,000	5.000		12/01/2040	2,059,004
3,335,000	5.250		12/01/2050	3,095,698
Parkdale Community Authority for Parkdale Metropolitan District No. 1 Series 2020 B (NR/NR)
1,924,000	7.750		12/15/2050	1,796,640
Parkdale Community Authority Limited Tax Supported Convertible Capital Appreciation RB Series 2024A (NR/NR)
5,170,000	0.000	(d)(g)	12/01/2053	3,872,622
Parkdale Community Authority Subordinate Limited Tax Supported RB Series 2024B (NR/NR)
1,392,000	9.000	(d)	12/15/2053	1,382,118
Patriot Park Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
1,011,000	4.300		12/01/2050	836,086
Pinon Pines Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
1,200,000	5.000		12/01/2050	1,105,434
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)
1,000,000	5.000	(d)	12/01/2040	995,985
Pomponio Terrace Metropolitan District GO Bonds Series 2019 A (NR/NR)
796,000	5.000		12/01/2049	761,091
Powhaton Community Authority LT Supported RB Series 2021 (NR/NR)
5,460,000	5.000		12/01/2051	4,767,380
Prairie Center Metropolitan District No. 3 Limited Property Tax Supported RB Refunding Series 2017 A (NR/NR)
6,500,000	5.000	(d)	12/15/2041	6,514,776
Prairie Center Metropolitan District No. 7 GO Bonds Series 2020 (NR/NR)
725,000	4.875		12/15/2044	645,658
Pueblo Urban Renewal Authority Tax Allocation Series 2021 A (NR/NR)
5,400,000	4.750	(d)	12/01/2045	3,651,907
Pueblo Urban Renewal Authority Tax Allocation Series 2021 B (NR/NR)
150,000	0.000	(d)(e)	12/01/2025	133,731
Raindance Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
9,930,000	5.000		12/01/2049	9,296,711

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Rampart Range Metropolitan District No. 5 RB Series 2021 (NR/NR)
$1,750,000	4.000%		12/01/2051	$1,298,585
Reunion Metropolitan District RB Series 2021 A (NR/NR)
2,160,861	3.625		12/01/2044	1,658,307
Ridgeline Vista Metropolitan District GO Bonds Series 2021 A (NR/NR)
1,000,000	5.250		12/01/2060	831,088
Ritoro Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,150,000	5.000		12/01/2049	1,101,118
Riverview Metropolitan District GO Refunding Bonds Series 2021 (NR/NR)
500,000	5.000		12/01/2051	443,740
RRC Metropolitan District LT GO Bonds Series 2021 (NR/NR)
5,125,000	5.250		12/01/2051	4,460,718
Sabell Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,055,000	5.000	(d)	12/01/2050	963,678
Second Creek Farm Metropolitan District No. 3 GO Bonds Series 2019 A (NR/NR)
3,450,000	5.000		12/01/2039	3,390,485
5,695,000	5.000		12/01/2049	5,361,717
Senac South Metropolitan District GO LT Bonds Series 2021A3 (NR/NR)
9,375,000	5.250		12/01/2051	8,338,706
Settler’s Crossing Metropolitan District No. 1 GO Bonds Series 2020 A (NR/NR)
1,000,000	5.000	(d)	12/01/2040	948,409
1,625,000	5.125	(d)	12/01/2050	1,503,776
Sky Ranch Community Authority Board District No. 1 RB Senior Lien Series 2019 A (NR/NR)
1,453,000	5.000		12/01/2049	1,441,575
Sky Ranch Community Authority Board LT Support District Bonds Series 2022A (NR/NR)
4,345,000	5.750		12/01/2052	4,221,120
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (Baa1/AA)
750,000	4.000		12/01/2044	718,773
2,210,000	3.000		12/01/2049	1,633,766
South Timnath Metropolitan District No. 1 GO Limited Subordinate Tax Bonds Series 2019 B (NR/NR)
2,208,000	8.000		12/15/2048	1,935,831
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500		12/01/2048	426,958
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017A-1 (Ba1/NR)
1,750,000	5.000		12/01/2047	1,701,928
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
2,550,000	5.125		12/01/2047	2,516,210
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (A2/NR)
650,000	5.000		12/01/2039	678,850
Sterling Ranch Community Authority Board RB for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 B (NR/NR)
705,000	7.125		12/15/2050	705,169

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
$2,500,000	4.250%		12/01/2050	$2,191,866
Takoda Metropolitan District Limited Tax GO Refunding Bonds Series 2018 (Baa3/NR)
8,000,000	6.000		12/01/2050	8,412,174
The Village Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
1,100,000	5.000		12/01/2040	1,096,811
1,750,000	5.000		12/01/2049	1,709,186
Timberleaf Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,730,000	5.750		12/01/2050	1,730,455
Timnath Ranch Metropolitan District No. 4 Limited Tax GO Refunding Improvement Bonds Series 2018 A (NR/NR)
545,000	5.250		12/01/2037	546,740
2,400,000	5.375		12/01/2047	2,356,426
Village Metropolitan District No. 2 Limited Tax GO and Special RB Series 2019 (NR/NR)
500,000	4.375		12/01/2044	482,076
Villages at Johnstown Metropolitan District No. 3 GO Bonds Series 2020 A (NR/NR)
580,000	5.000		12/01/2040	552,514
1,020,000	5.000		12/01/2050	916,177
West Meadow Metropolitan District town of Fraser, Grand County, Colorado Limited Tax GO Senior Bonds Series 2023A (NR/NR)
2,250,000	6.500	(d)	12/01/2050	2,347,477
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A (NR/NR)
1,500,000	5.000		12/01/2050	1,303,287
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A-2 (NR/NR)
1,000,000	0.000	(g)	12/01/2050	722,995
Westerly Metropolitan District No. 4 GO Bonds Series 2021 B-3 (NR/NR)
4,238,000	8.000		12/15/2050	3,853,844
Wildgrass at Rockrimmon Metropolitan District GO Bonds Series 2020 A (NR/NR)
960,000	5.000	(d)	12/01/2050	888,104
Wildgrass at Rockrimmon Metropolitan District GO Bonds Series 2020 B (NR/NR)
181,000	7.750		12/15/2050	174,588
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
3,331,000	5.375		12/01/2048	3,290,440
Windler Public Improvement Authority RB Series 2021 A-1 (NR/NR)
12,250,000	4.125		12/01/2051	8,954,003
Windler Public Improvement Authority RB Series 2021 A-2 (NR/NR)
9,400,000	0.000	(g)	12/01/2051	5,647,126
Windshire Park Metropolitan District No. 2 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,500,000	6.500		12/01/2047	1,531,254
Winsome Metropolitan District No. 3 GO Bonds Series 2021 A (NR/NR)
2,184,000	5.125	(d)	12/01/2050	1,870,605

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Woodmen Heights Metropolitan District No. 2 GO Refunding Bonds Series 2020 B-1 (NR/NR)
$1,764,000	6.250%		12/15/2040	$1,702,973

				582,135,575

Connecticut - 0.6%
City of New Haven CT GO Bonds Series 2018 (NR/A-)
310,000	5.500		08/01/2038	331,827
City of New Haven GO Bonds Series 2018 A (NR/A-)
900,000	5.500		08/01/2034	974,952
500,000	5.500		08/01/2035	540,910
420,000	5.500		08/01/2036	453,056
500,000	5.500		08/01/2037	537,448
City of Stamford Housing Authority RB Anticipation Notes for Dogwoods Project Series 2022 (NR/NR)
3,925,000	11.000	(d)	12/01/2027	4,385,692
Connecticut Airport Authority Customer Facility Charge RB for Ground Transportation Center Project Series 2019A (NR/A)
1,750,000	4.000		07/01/2049	1,592,858
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 A (NR/NR)
1,150,000	5.000	(d)	01/01/2045	978,111
3,065,000	5.000	(d)	01/01/2055	2,425,909
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (NR/BB+)
1,045,000	4.000		07/01/2039	890,746
3,500,000	4.000		07/01/2044	2,788,328
5,325,000	4.000		07/01/2049	4,019,701
Great Pond Improvement District RB for Great Pond Phase 1 Project Series 2019 (NR/NR)
2,500,000	4.750	(d)	10/01/2048	2,375,186
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (NR/B-)
28,300,000	7.000	(d)	02/01/2045	28,308,518
State of Connecticut Health and Educational Facilities Authority RB for University of Hartford 2022 Series P (NR/BB+)
2,455,000	5.375		07/01/2052	2,297,740
Steel Point Infrastructure Improvement District Tax Allocation for Steelpointe Harbor Project Series 2021 (NR/NR)
2,025,000	4.000	(d)	04/01/2051	1,551,549
town of Hamden RB for Whitney Center Project Series 2022A (NR/NR)
6,925,000	7.000		01/01/2053	7,394,969

				61,847,500

Delaware - 0.1%
Delaware Economic Development Authority Charter School RB for Aspira of Delaware Charter Operations Project Series 2022A (NR/BB)
1,075,000	4.000		06/01/2052	807,980
1,125,000	4.000		06/01/2057	821,723
Delaware Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 B (NR/NR)
2,000,000	5.000		11/15/2048	2,046,215
Delaware Health Facilities Authority RB Refunding for Bayhealth Medical Center Obligated Group Series 2017 A (NR/AA-)
3,130,000	4.000		07/01/2043	3,028,208

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Delaware – (continued)
Delaware State Economic Development Authority RB for First State Montessori Academy, Inc. Series 2019 A (NR/BBB-)
$855,000	5.000%		08/01/2049	$ 829,272
835,000	5.000		08/01/2054	796,468
Delaware State Economic Development Authority RB for Newark Charter School, Inc. Series 2020 (NR/BBB+)
1,900,000	5.000		09/01/2050	1,928,709
town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (Baa3/NR)
4,900,000	4.000		07/01/2035	4,797,612

				15,056,187

District of Columbia - 0.7%
District Columbia Tobacco Settlement Filing Corp / Tobacco Asset Backed Bds 2006 A (NR/NR)
59,750,000	0.000	(e)	06/15/2046	14,470,249
District of Columbia (Washington, D.C.) Income Tax Secured RB, Series 2023A (Tax-Exempt) (Aa1/AAA)
3,000,000	5.250		05/01/2048	3,345,257
District of Columbia Metropolitan Airport Authority Airport System Revenue Refunding Bonds Series 2021A (Aa3/AA-)
5,000,000	4.000		10/01/2051	4,661,715
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2019A (AMT) (Aa3/AA-)
2,500,000	5.000		10/01/2049	2,584,265
Metropolitan Washington Airports Authority Dulles toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (Baa1/A-)
37,100,000	6.500		10/01/2044	41,020,082
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A1/AA)
3,000,000	3.000		10/01/2050	2,287,700
3,170,000	4.000		10/01/2053	2,978,123
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (Baa2/A-)
1,115,000	4.000		10/01/2053	1,033,678
Metropolitan Washington Airports Authority Dulles toll Road Revenue Refunding Bonds for Dulles Metrorail & Capital Improvements Projects Series 2022 (AGM) (A1/AA)
6,190,000	4.000		10/01/2052	5,893,339

				78,274,408

Florida - 14.4%
Abbott Square Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,385,000	5.500		06/15/2052	1,410,467
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-2 (NR/NR)
3,560,000	4.750		05/01/2036	3,573,404
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
620,000	5.000		05/01/2039	626,342
1,025,000	5.100		05/01/2049	1,022,078
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,580,000	3.625		05/01/2040	1,340,270
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
5,755,000	4.000		05/01/2051	4,727,270

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (NR/A-)
$1,715,000	3.500%	05/01/2031	$1,678,942
Arbors Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,125,000	5.400	05/01/2043	1,161,619
2,050,000	5.625	05/01/2053	2,123,583
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (NR/AA)
3,970,000	3.500	05/01/2032	3,987,856
6,695,000	3.700	05/01/2036	6,718,449
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
725,000	4.625	05/01/2028	731,626
1,785,000	5.000	05/01/2036	1,816,304
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
3,160,000	6.900	05/01/2036	3,161,032
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
820,000	6.900	05/01/2036	820,119
Armstrong Community Development District Special Assessment for Assessment Area Two Project Series 2019 A (NR/NR)
500,000	4.000	11/01/2040	448,320
3,155,000	4.000	11/01/2050	2,603,976
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)
1,845,000	5.100(d)	05/01/2039	1,868,789
3,080,000	5.200(d)	05/01/2049	3,083,944
Artisan Lakes East Community Development District Special Assessment Bond Series 2021-2 (NR/NR)
270,000	2.750(d)	05/01/2031	239,752
515,000	3.125(d)	05/01/2041	393,525
Astonia Community Development District Polk County, Florida Special Assessment Bonds, Series 2024 Assessment Area Four Project (NR/NR)
1,715,000	5.700	05/01/2054	1,749,162
Astonia Community Development District Special Assessment for Assessment Area 2 Project Series 2021 (NR/NR)
500,000	3.200(d)	05/01/2041	407,578
Astonia Community Development District Special Assessment for Assessment Area Three Series 2023 Project Series 2023 (NR/NR)
1,045,000	5.375	06/15/2053	1,058,917
Astonia Community Development District Special Assessment for North Parcel Assessment Area Project Series 2021 (NR/NR)
775,000	3.200(d)	05/01/2041	631,547
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR)
660,000	4.375	11/01/2049	586,042
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
740,000	5.750	05/01/2048	766,279

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
$250,000	3.375%		05/01/2041	$204,701
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
1,785,000	6.000		05/01/2048	1,883,638
Avalon Groves Community Development District Special Assessment for Phases 3 and 4 Sub Assessment Area One Series 2021 (NR/NR)
650,000	3.125		05/01/2041	530,008
Avalon Park West Community Development District Special Assessment RB for Pasco County Project Area Series 2022 (NR/NR)
775,000	5.625		05/01/2052	800,639
Avalon Park West Community Development District Special Assessment Refunding Series 2020 (NR/NR)
580,000	3.750	(d)	05/01/2040	559,569
Avenir Community Development District Special Assessment Bonds for Assessment Area Two - 2021B Project Series 2021B (NR/NR)
8,300,000	5.000	(d)	05/01/2041	8,318,600
Avenir Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,450,000	5.375		05/01/2043	1,465,813
6,000,000	5.625		05/01/2054	6,107,745
Avenir Community Development District Special Assessment Bonds Series 2019B- Parcel A-4 Project (NR/NR)
1,745,000	5.250		05/01/2029	1,746,552
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/ NR)
900,000	4.500	(d)	06/01/2039	863,475
1,630,000	4.625	(d)	06/01/2049	1,496,618
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
525,000	4.750		11/01/2026	530,663
700,000	5.000		11/01/2031	708,606
5,975,000	5.250		11/01/2046	6,002,033
Babcock Ranch Community Independent Special District Special Assessment RB Series 2022 (NR/NR)
3,500,000	5.000		05/01/2042	3,466,986
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
955,000	5.000		11/01/2036	974,082
1,055,000	5.000		11/01/2048	1,038,903
Bannon Lakes Community Development District Special Assessment Series 2021 (NR/NR)
705,000	3.500	(d)	05/01/2041	613,164
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (NR/A)
1,835,000	4.250		05/01/2029	1,854,418
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
905,000	5.000		05/01/2035	910,269

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (NR/BBB+)
$865,000	3.750%		05/01/2031	$841,809
1,005,000	4.000		05/01/2037	975,605
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (NR/A+)
2,810,000	4.250		05/01/2037	2,818,425
Beaumont Community Development District Special Assessment Bonds for Assessment Area Two-Commercial Project Series 2019 (NR/NR)
1,265,000	6.375	(d)	11/01/2049	1,312,585
Bellagio Community Development District Special Assessment Bonds Series 2013 (NR/BBB)
325,000	6.000		11/01/2027	339,477
490,000	3.750		11/01/2031	476,554
2,975,000	6.500		11/01/2043	3,223,018
1,490,000	4.125		11/01/2046	1,306,927
Belmond Reserve Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,045,000	4.000		05/01/2040	1,036,401
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
770,000	6.125		11/01/2033	828,212
1,000,000	6.500		11/01/2043	1,099,102
Belmont II Community Development District Special Assessment RB Series 2020 (NR/NR)
1,500,000	4.000		12/15/2050	1,290,043
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
1,285,000	3.625		12/15/2040	1,198,350
Berry Bay Community Development District Special Assessment for Assessment Area 1 Project Series 2021 (NR/NR)
1,250,000	3.625		05/01/2041	1,054,090
Berry Bay Community Development District Special Assessment RB Series 2023 (NR/NR)
1,525,000	5.750		05/01/2053	1,576,102
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
1,680,000	4.700		05/01/2036	1,681,341
3,200,000	4.875		05/01/2047	3,058,290
Biscayne Drive Estates Community Development District Special Assessment Bonds Series 2022 (NR/NR)
890,000	6.000		06/15/2052	922,542
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
325,000	3.750		06/15/2040	281,629
950,000	4.000		06/15/2050	789,774
Blue Lake Community Development District Special Assessment Bonds Series 2019 (NR/NR)
900,000	4.250		06/15/2039	838,268
Boggy Branch Community Development District Special Assessment Series 2021 (NR/NR)
1,165,000	3.500		05/01/2041	967,688
1,360,000	4.000		05/01/2051	1,125,006
Botaniko Community Development District Special Assessment Bonds Series 2020 (NR/NR)
565,000	3.625		05/01/2040	480,342

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Bradbury Community Development District Special Assessment Bonds Series 2023 (NR/NR)
$1,800,000	5.250%		05/01/2043	$1,821,960
2,250,000	5.500		05/01/2053	2,279,729
Bridgewalk Community Development District (Osceola County, Florida) Special Assessment Bonds, Series 2023 (Assessment Area Two Project) (NR/NR)
675,000	6.500		12/15/2053	713,714
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/ NR)
6,020,000	5.750		05/01/2035	6,245,746
Bridgewater North Community Development District Capital Improvement RB Series 2022 (NR/NR)
1,610,000	4.000		05/01/2052	1,270,403
Brightwater Community Development District Special Assessment Bonds for Assessment Area One Series 2021 (NR/NR)
1,000,000	3.150		05/01/2041	789,895
Brookstone Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
1,000,000	5.500		05/01/2042	1,025,575
1,500,000	5.625		05/01/2052	1,530,250
Buckhead Trails Community Development District Special Assessment Bonds for Manatee County Project Series 2022 (NR/NR)
900,000	5.625		05/01/2042	923,989
1,305,000	5.750		05/01/2052	1,328,928
Buckhead Trails Community Development District Special Assessment Bonds for Manatee County Project Series 2024 (NR/NR)
550,000	5.600		05/01/2044	550,422
1,550,000	5.875		05/01/2054	1,551,175
Buena Lago Community Development District Capital Improvement RB Series 2022 (NR/NR)
1,040,000	5.500		05/01/2052	1,081,325
Cabot Citrus Farms Community Development District Special RB Anticipation Notes for Hernando County Project Series 2024 (NR/NR)
12,500,000	5.250		03/01/2029	12,594,711
Campo Bello Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,000,000	4.000		12/15/2039	904,553
1,350,000	4.000		12/15/2049	1,118,790
Capital Trust Agency Educational Facilities RB Series 2021A (NR/NR)
2,210,000	5.000	(d)	12/01/2056	1,723,800
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (Ba2/NR)
63,655,000	5.250	(d)	12/01/2058	61,932,324
Capital Trust Agency, Inc. RB for AcadeMir Charter School West Series 2021 A-2 (Ba2/NR)
595,000	4.000	(d)	07/01/2056	438,833
Capital Trust Agency, Inc. RB for Imagine Charter School at North Manatee Series 2021 A (NR/NR)
3,030,000	5.000	(d)	06/01/2056	2,634,875
Capital Trust Agency, Inc. RB for Imagine-Pasco County LLC Series 2020 A (Ba2/NR)
1,155,000	5.000	(d)	12/15/2049	1,045,073
1,075,000	5.000	(d)	12/15/2054	955,061

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (Ba2/NR)
$2,025,000	5.250	%(d)	12/01/2043	$2,019,926
Capital Trust Authority Educational Facilities Revenue Refunding Bonds for Southeastern University, Inc. Project Series 2023A (NR/BB)
4,470,000	6.375	(d)	05/01/2053	4,545,110
Capital Trust Authority Educational Facilities Revenue Refunding Bonds Southeastern University Inc Project Series 2023A (NR/ BB)
4,775,000	6.250	(d)	05/01/2048	4,840,675
Carlton Lakes Community Development District Special Assessment RB Series 2018 (NR/NR)
495,000	5.125		05/01/2038	502,506
1,000,000	5.250		05/01/2049	1,005,758
Caymas Community Development District Capital Improvement RB, Series 2024 (Assessment Area One) (NR/NR)
900,000	5.625	(d)(h)	05/01/2054	898,011
Center Lake Ranch West Community Development District (City of St. Cloud, Florida) Capital Improvement RB, Series 2023 (Assessment Area One) (NR/NR)
2,275,000	6.000		05/01/2054	2,354,877
Centre Lake Community Development District Special Assessment Series 2016 (NR/NR)
260,000	4.125		12/15/2027	260,675
500,000	4.500		12/15/2032	503,822
975,000	4.700		12/15/2037	977,485
Century Parc Community Development District Special Assessment Refunding Series 2012 (NR/A)
1,705,000	4.500		11/01/2031	1,706,301
Century Park South Community Development District Special Assessment Bonds Series 2020 (NR/NR)
630,000	3.750		05/01/2040	543,922
CFM Community Development District Special Assessment Bonds Series 2021 (NR/NR)
820,000	3.350		05/01/2041	663,332
1,165,000	4.000		05/01/2051	958,413
Chapel Creek Community Development District (Pasco County, Florida) / Special Assessment Bonds, Series 2024 (Series 2024 Project) (NR/NR)
300,000	4.625		05/01/2031	301,726
750,000	5.500		05/01/2044	758,703
1,055,000	5.750		05/01/2054	1,062,967
Chapel Creek Community Development District Special Assessment Series 2021 (NR/NR)
620,000	3.375	(d)	05/01/2041	507,511
895,000	4.000	(d)	05/01/2052	730,457
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)
1,605,000	3.700	(d)	05/01/2040	1,384,275
2,815,000	4.000	(d)	05/01/2051	2,337,756
Charles Cove Community Development District Special Assessment bond Series 2020 (NR/NR)
1,510,000	4.375		05/01/2050	1,327,670
Charles Cove Community Development District Special Assessment RB Series 2021 (NR/NR)
1,055,000	4.000		05/01/2052	861,657

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (NR/NR)
$700,000	5.500	%(d)	10/01/2036	$708,245
Charlotte County Industrial Development Authority Utility System RB for town & Country Utilities Project Series 2019 (NR/NR)
5,900,000	5.000	(d)	10/01/2049	5,900,951
City of Palmetto Educational Facilities Refunding RB Series 2022A (NR/BBB-)
975,000	5.250		06/01/2052	992,404
1,750,000	5.375		06/01/2057	1,786,432
1,375,000	5.625		06/01/2062	1,417,997
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (NR/NR)
480,000	5.000		01/01/2037	477,281
1,725,000	5.000		01/01/2047	1,586,413
1,615,000	5.000		01/01/2052	1,447,900
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (A1/AA)
25,620,000	0.000	(g)	05/01/2046	24,098,695
Coco Palms Community Development District Expansion Area Project Special Assessment Bonds Series 2019 (NR/NR)
500,000	4.750	(d)	06/15/2039	497,212
Coddington Community Development District Capital Improvement RB Series 2022 (NR/NR)
900,000	5.750		05/01/2052	930,124
Collier County Educational Facilities Authority Revenue Refunding Bonds for Ave Maria University Project Series 2023 (NR/ BBB-)
4,165,000	5.000		06/01/2043	4,046,646
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (NR/A)
2,990,000	3.500		05/01/2032	2,924,092
1,500,000	3.625		05/01/2035	1,480,255
1,750,000	3.750		05/01/2046	1,540,918
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,305,000	5.850	*	05/01/2035	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)
3,980,000	5.000	*	05/01/2011	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/ NR)
975,000	5.850		05/01/2035	878,925
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)
2,939,931	0.000	(e)*	05/01/2017	1,558,163
Connerton East Community Development District Special Assessment Bonds Series 2023 (NR/NR)
2,045,000	5.375		06/15/2053	2,094,788
Cope’s Landing Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,675,000	5.875		05/01/2053	1,745,391
Copper Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
270,000	4.000	(d)	11/01/2029	267,198
500,000	4.750	(d)	11/01/2038	493,053

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
$425,000	4.000%		12/15/2039	$385,162
Coral Bay Community Development District Capital Improvement RB Series 2022 (NR/NR)
495,000	5.625		05/01/2052	502,191
Coral Creek Community Development District Special Assessment RB for Charlotte County Project Series 2024 (NR/NR)
2,315,000	5.450		05/01/2044	2,341,926
1,720,000	5.750		05/01/2054	1,736,938
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
535,000	4.000		05/01/2040	489,648
Coral Lakes Community Development District Special Assessment Bonds for Assessment Area One Project Series 2024 (NR/NR)
1,165,000	5.500		11/01/2044	1,192,264
1,000,000	5.750		11/01/2053	1,018,991
Corkscrew Crossing Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,600,000	5.300		05/01/2053	1,600,937
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/ NR)
2,185,000	5.125	(d)	11/01/2050	2,166,319
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (NR/BBB+)
782,000	4.000		05/01/2031	777,613
1,407,000	4.250		05/01/2038	1,354,956
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (NR/ AA)
930,000	3.750		05/01/2029	930,728
County of Lake RB Refunding for Waterman Communities, Inc. Series 2020 A (NR/NR)
4,000,000	5.750		08/15/2050	3,737,923
2,100,000	5.750		08/15/2055	1,939,995
County of Miami-Dade Aviation RB Series 2019 A (NR/A)
5,220,000	5.000		10/01/2044	5,406,324
Covington Park Community Development District Special Assessment RB for Capital Improvement Series 2018 (NR/ BBB)
500,000	4.000		05/01/2038	475,639
1,175,000	4.125		05/01/2048	1,077,712
Creek Preserve Community Development District Special Assessment RB Series 2019 (NR/NR)
1,565,000	4.700	(d)	11/01/2039	1,521,139
2,495,000	4.750	(d)	11/01/2049	2,337,130
Cross Creek North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,675,000	4.500		05/01/2052	1,551,671
Cross Creek North Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,375,000	5.375		05/01/2053	1,387,219
Crossings Community Development District Special Assessment Bonds Series 2022 (NR/NR)
2,440,000	5.125		05/01/2052	2,404,518

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Crosswinds East Community Development District Special Assessment Bonds for Assessment Area One Project Series 2024 (NR/NR)
$955,000	4.625%		05/01/2031	$960,860
1,430,000	5.500		05/01/2044	1,447,703
1,500,000	5.750		05/01/2054	1,512,472
Crystal Cay Community Development District Special Assessment for 2021 Project Series 2021 (NR/NR)
1,000,000	4.000		05/01/2051	882,193
Cypress Bay West Community Development District Capital Improvement RB for Assessment Area One Series 2023 (NR/ NR)
670,000	5.250		05/01/2043	678,171
1,150,000	5.500		05/01/2053	1,166,350
Cypress Bluff Community Development District Special Assessment for Del WEBB Project Series 2020 A (NR/NR)
1,170,000	3.800	(d)	05/01/2050	1,026,208
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)
1,175,000	3.875	(d)	05/01/2040	1,042,620
1,210,000	4.000	(d)	05/01/2051	994,856
Cypress Park Estates Community Development District Special Assessment Bonds Series 2022 (NR/NR)
480,000	5.000		05/01/2042	470,716
975,000	5.125		05/01/2052	952,926
Cypress Ridge Community development District Special Assessment Bonds for Assessment Area 1 Series 2023 (NR/ NR)
945,000	4.875		05/01/2030	955,901
1,570,000	5.625		05/01/2043	1,608,589
1,890,000	5.875		05/01/2053	1,940,020
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)
3,170,000	5.125	(d)	11/01/2048	3,173,349
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,465,000	5.400		05/01/2039	1,514,385
2,580,000	5.500		05/01/2044	2,649,152
Deerbrook Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,150,000	5.500		05/01/2053	1,169,669
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
2,655,000	5.400		05/01/2049	2,684,468
Del Webb Oak Creek Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,500,000	5.000		05/01/2043	1,506,460
1,650,000	5.250		05/01/2053	1,668,933
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
700,000	4.000		05/01/2051	582,141
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,000,000	4.750	(d)	12/15/2038	995,360
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (NR/ AA)
3,090,000	3.750		05/01/2034	3,103,742
4,260,000	4.000		05/01/2037	4,303,935

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)
$1,035,000	3.375	%(d)	05/01/2041	$915,372
DW Bayview Community Development District Special Assessment Bonds for Manatee County Series 2022 (NR/NR)
750,000	5.250		05/01/2052	759,342
Eagle Hammock Community Development District Special Assessment Bonds Series 2022 (NR/NR)
2,165,000	5.375		05/01/2052	2,190,350
Eagle Pointe Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,195,000	4.125	(d)	05/01/2040	1,084,392
3,785,000	4.125	(d)	05/01/2051	3,181,912
East 547 Community Development District Special Assessment Bond for Assessment Area Two Series 2023 (NR/NR)
925,000	6.500		05/01/2054	981,889
East Bonita Beach Road Community Development District Special Assessment Bonds for Assessment Area Two Series 2021 (NR/ NR)
980,000	3.250		05/01/2041	817,432
East Bonita Beach Road Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,000,000	5.000	(d)	11/01/2048	1,001,348
East Homestead Community Development District Special Assessment Expansion Area Bonds Project Series 2019 (NR/ NR)
500,000	4.750		11/01/2039	492,945
920,000	5.000		11/01/2049	913,396
Eden Hills Community Development District Special Assessment Bonds Series 2022 (NR/NR)
805,000	4.000		05/01/2042	723,857
2,390,000	4.125		05/01/2052	1,994,302
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
190,000	4.000		05/01/2040	181,089
500,000	4.125		05/01/2051	431,347
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
1,425,000	3.600		05/01/2041	1,190,354
2,675,000	4.000		05/01/2051	2,184,538
Edgewater East Community Development District Special Assessment RB Series 2022 (NR/NR)
1,975,000	4.000		05/01/2042	1,697,233
4,720,000	4.000		05/01/2052	3,685,005
Entrada Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,850,000	5.800		05/01/2053	1,918,954
Epperson North Community Development District Special Assessment for Assessment Area #2 Series 2021 (NR/NR)
385,000	3.500		05/01/2041	312,253
Escambia County Health Facilities Authority Health Care Facilities RB Series 2020A (Baa2/BBB)
15,210,000	4.000		08/15/2045	13,592,442
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (AGM) (A1/AA)
1,745,000	3.000		08/15/2050	1,313,607

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
$985,000	4.000%		11/01/2040	$889,285
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-2 (NR/NR)
105,000	4.000		11/01/2040	94,797
1,070,000	4.125		11/01/2050	913,500
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
435,000	6.375		11/01/2026	440,438
3,225,000	7.000		11/01/2045	3,403,049
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2015 (NR/NR)
805,000	5.250		11/01/2035	811,303
1,305,000	5.375		11/01/2046	1,309,374
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)
1,345,000	5.000	(d)	11/01/2039	1,362,400
1,800,000	5.125	(d)	11/01/2049	1,800,734
Everlands Community Development District Special Assessment Bonds for Assessment Area Two – 2024 Project Area Series 2024 (NR/NR)
750,000	5.250		06/15/2044	755,834
1,000,000	5.550		06/15/2054	1,007,658
Fallschase Community Development District Special Assessment Bonds for Leon County Series 2021 (NR/NR)
6,645,000	4.000		05/01/2052	5,427,215
Fallschase Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,445,000	3.375		05/01/2041	1,181,717
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
2,430,000	5.000		05/01/2035	2,488,886
Finley Woods Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
185,000	4.000		05/01/2040	165,689
500,000	4.200		05/01/2050	427,247
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (NR/A-)
1,445,000	4.375		05/01/2034	1,445,411
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA)
1,250,000	3.000		11/01/2041	991,730
Florida Development Finance Corp. Educational Facilities RB Series 2022A (Ba3/NR)
5,000,000	5.500	(d)	07/01/2052	4,480,681
3,825,000	5.625	(d)	07/01/2056	3,446,040
Florida Development Finance Corp. Educational RB for Cornerstone Charter Academy Project Series 2022 (NR/BB+)
3,770,000	5.125	(d)	10/01/2052	3,609,499
1,725,000	5.250	(d)	10/01/2056	1,670,173
Florida Development Finance Corp. Educational Revenue Refunding Bonds for Central Charter School Project Series 2022 (NR/NR)
2,735,000	5.875	(d)	08/15/2052	2,666,625
2,430,000	6.000	(d)	08/15/2057	2,381,745

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Florida Development Finance Corp. Healthcare Facilities RB for Tampa General Hospital Project Series 2024A (Fixed Mode) (NR/A-)
$6,000,000	5.250%		08/01/2049	$6,356,944
4,000,000	4.500		08/01/2055	3,903,069
2,000,000	5.250		08/01/2055	2,098,315
Florida Development Finance Corp. RB for Brightline Florida Passenger Rail Expansion Project Series 2023C (NR/NR)
35,750,000	8.250	(a)(b)(d)(h)	07/01/2057	35,738,610
Florida Development Finance Corp. RB for Brightline Passenger Rail Expansion Project Series 2023C (NR/NR)
36,250,000	8.000	(a)(b)(d)	07/01/2057	38,425,000
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)
1,650,000	5.000	(d)	06/01/2040	1,420,787
2,595,000	5.000	(d)	06/01/2055	1,982,518
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)
2,005,000	5.250	(d)	06/01/2050	1,700,426
3,560,000	5.250	(d)	06/01/2055	2,951,977
Florida Development Finance Corp. RB for River City Education Obligated Group Series 2021 A (Baa3/NR)
600,000	4.000		07/01/2045	516,971
800,000	4.000		07/01/2055	637,136
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
830,000	5.000		06/01/2040	774,916
1,850,000	5.000		06/01/2050	1,622,606
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (NR/NR)
48,145,000	7.375	(d)	01/01/2049	50,172,367
Florida Development Finance Corp. RB Refunding for Glenridge on Palmer Ranch Obligated Group Series 2021 (NR/NR)
1,875,000	5.000	(d)	06/01/2051	1,570,310
Florida Development Finance Corp. RB Refunding for Global Outreach Charter Academy Obligated Group Series 2021 A (B1/NR)
830,000	4.000	(d)	06/30/2046	629,220
2,580,000	4.000	(d)	06/30/2056	1,816,794
Florida Development Finance Corp. RB Refunding for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/ NR)
2,090,000	4.000	(d)	06/01/2055	1,328,761
Florida Development Finance Corp. RB Refunding for Renaissance Charter School, Inc. Series 2020 C (NR/NR)
2,085,000	5.000	(d)	09/15/2050	1,837,726
Florida Development Finance Corp. Surface Transportation Facility RB for Brightline Florida Passenger Rail Project Series 2019A-2 (NR/NR)
3,085,000	6.250	(a)(b)(d)	01/01/2049	3,085,654
Florida Development Finance Corp. Surface Transportation Facility RB for Virgin Trains USA Passenger Rail Project Series 2019A (NR/NR)
39,795,000	6.500	(a)(b)(d)	01/01/2049	39,807,177
Florida Development Finance Corp. Surface Transportation Facility RB Series 2019A (NR/NR)
14,940,000	6.375	(a)(b)(d)	01/01/2049	14,941,900

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)
$1,750,000	4.750	%(d)	06/01/2038	$1,693,781
3,000,000	5.000	(d)	06/01/2048	2,792,981
Florida Higher Educational Facilities Financial Authority RB Refunding for St. Leo University, Inc. Obligated Group Series 2019 (NR/BB)
4,150,000	5.000		03/01/2044	3,034,518
7,900,000	5.000		03/01/2049	5,517,889
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (NR/ BBB)
6,060,000	5.000		03/01/2047	6,093,959
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
885,000	4.125		11/01/2039	812,969
Forest Brooke Community Development District Special Assessment Bonds Series 2019 A-1 (NR/A+)
1,850,000	3.250		11/01/2049	1,450,334
Forest Brooke Community Development District Special Assessment Subordinated Bonds Series 2019 A-2 (NR/NR)
250,000	4.000		11/01/2049	207,507
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
1,100,000	4.250		05/01/2040	1,015,266
1,375,000	4.500		05/01/2052	1,223,342
Grand Oaks Community Development District Special Assessment RB Series 2021 (NR/NR)
1,105,000	4.000		11/01/2051	906,181
Grande Pines Community Development District Special Assessment RB for Assessment Area Two Series 2024 (NR/ NR)
860,000	5.450		05/01/2044	864,646
1,010,000	5.800		05/01/2054	1,015,370
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/ NR)
3,165,000	5.000		11/15/2026	3,166,229
5,000,000	5.000		11/15/2036	5,001,191
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (A1/A+)
6,380,000	5.000		10/01/2047	6,498,667
Grove Resort Community Development District Special Assessment RB Series 2022 (NR/NR)
585,000	4.000		05/01/2052	479,984
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,515,000	4.500		05/01/2036	1,488,336
2,275,000	4.625		05/01/2046	2,109,961
Hacienda North Community Development District (Collier County, Florida) Special Assessment RB, Series 2023 (NR/NR)
2,750,000	6.500		05/01/2053	2,950,439
Hamilton Bluff Community Development District Special Assessment Bonds, Series 2024 (Assessment Area One Project) (NR/NR)
1,000,000	5.500		05/01/2044	1,003,786
1,150,000	5.800		05/01/2054	1,152,546

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Hammock Oaks Community Development District Special Assessment Area One Bonds Series 2023 (NR/NR)
$1,000,000	5.750%	05/01/2053	$1,025,893
Hammock Reserve Community Development District Special Assessment Bonds Series 2022 (NR/NR)
610,000	4.700	05/01/2042	575,872
975,000	5.000	05/01/2052	927,012
Hammock Reserve Community Development District Special Assessment for Assessment Area One Project Series 2020 (NR/NR)
540,000	4.000	05/01/2040	502,149
860,000	4.000	05/01/2051	738,356
Hammock Reserve Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/ NR)
525,000	3.375	05/01/2041	433,702
Harbor Bay Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
915,000	3.750	05/01/2034	848,376
Harbor Bay Community Development District Special Assessment RB Series 2019 A-1 (NR/NR)
2,010,000	3.875	05/01/2039	1,803,080
1,400,000	4.100	05/01/2048	1,190,945
Harmony On Lake Eloise Community Development District Capital Improvement Assessment Area One RB Series 2023 (NR/NR)
1,110,000	5.375	05/01/2053	1,130,300
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
1,335,000	4.250	05/01/2035	1,343,651
1,810,000	4.250	05/01/2039	1,762,298
Hawkstone Community Development District Special Assessment Area 1 RB Series 2019 (NR/NR)
640,000	3.875	11/01/2039	574,591
1,150,000	4.000	11/01/2051	949,840
Hawkstone Community Development District Special Assessment Area 2 RB Series 2019 (NR/NR)
200,000	4.000	11/01/2039	182,767
495,000	4.250	11/01/2051	427,041
Hawkstone Community Development District Special Assessment RB Series 2023 (NR/NR)
1,530,000	5.375	05/01/2043	1,566,699
1,265,000	5.500	05/01/2053	1,290,584
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
700,000	5.000	05/01/2034	722,296
2,170,000	5.125	05/01/2045	2,193,044
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (NR/A)
500,000	5.050	05/01/2031	500,645
500,000	5.150	05/01/2034	500,663
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
1,380,000	5.700	05/01/2036	1,381,221
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (NR/BBB)
2,190,000	4.200	05/01/2031	2,184,411
1,990,000	4.350	05/01/2036	1,990,802

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Higher Educational Facilities Financing Authority Educational Facilities Revenue Refunding Bonds for Saint Leo University Project Series 2019 (NR/BB)
$1,650,000	5.000%		03/01/2039	$1,277,150
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
475,000	3.625		05/01/2040	404,812
665,000	4.000		05/01/2050	549,421
Highland Trails Community Development District Capital Improvement RB for Assessment Area One Series 2024 (NR/ NR)
250,000	4.700		05/01/2031	251,133
810,000	5.500		05/01/2044	814,317
890,000	5.850		05/01/2054	898,043
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)
1,000,000	4.875	(d)	12/15/2038	1,002,943
1,000,000	5.000	(d)	12/15/2048	986,772
Highlands Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
2,150,000	4.250		05/01/2036	2,124,240
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area 7/7A Project Series 2019 (NR/NR)
590,000	4.375		11/01/2050	518,558
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)
1,065,000	4.000	(d)	05/01/2040	953,573
3,275,000	4.000	(d)	05/01/2050	2,713,001
Holly Hill Road East Community Development District Special Assessment for Area 3 Project Series 2020 (NR/NR)
180,000	5.000		11/01/2041	192,014
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
410,000	5.125	(d)	11/01/2049	407,268
Island Lake Estates Community Development District (Charlotte County, Florida) Special Assessment Bonds, Series 2023 (2023 Project) (NR/NR)
1,550,000	6.000		12/15/2053	1,615,802
Isles Bartram Park Community Development District Special Assessment Bonds Series 2017 (NR/NR)
975,000	5.000		11/01/2047	959,376
JEA Water And Sewer System Revenue Bonds, 2024 Series A (Aa2/AA+)
5,000,000	5.500		10/01/2054	5,654,993
JEA Electric System RB 2008 D (A2/A/A-1)
14,945,000	4.600	(a)(b)	10/01/2038	14,945,000
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
955,000	3.125		05/01/2041	747,176
Kelly Park Community Development District (City of Apopka, Florida) Special Assessment Bonds, Series 2023 (Assessment Area One Project) (NR/NR)
1,120,000	6.250		11/01/2053	1,155,750
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
290,000	3.500		05/01/2040	262,631

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR) – (continued)
$470,000	3.750%		05/01/2050	$396,794
Kindred Community Development District II Special Assessment RB Series 2023 (NR/NR)
600,000	5.650		05/01/2043	626,379
1,000,000	5.875		05/01/2054	1,036,353
Kindred Community Development District Special Assessment Bond Series 2017 (NR/NR)
1,000,000	5.000		05/01/2048	990,286
Kingman Gate Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,340,000	4.000		06/15/2040	1,310,204
1,060,000	4.000		06/15/2050	956,198
Lake Deer Community Development District Special Assessment Bonds for Polk County Series 2022 (NR/NR)
1,880,000	5.625		05/01/2053	1,893,474
Lake Emma Community Development District Lake County, Fl Special Assessment Bonds, Series 2023 Assessment Area Two (NR/NR)
900,000	5.500	(d)	05/01/2053	911,783
Lake Emma Community Development District Special Assessment Bonds for Assessment Area Two Series 2023 (NR/NR)
635,000	5.250	(d)	05/01/2043	644,128
Lake Harris Community Development District Special Assessment Bonds Series 2023 (NR/NR)
795,000	5.375		05/01/2043	815,345
585,000	5.625		05/01/2053	600,868
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 A-1 (NR/NR)
265,000	4.100		05/01/2051	225,110
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-1 (NR/NR)
325,000	4.300		05/01/2051	285,328
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-2 (NR/NR)
900,000	4.125		05/01/2031	888,285
Lakeside Preserve Community Development District (City of Lakeland, Florida) Special Assessment Bonds, Series 2023 (Series 2023 Project) (NR/NR)
300,000	5.250		05/01/2030	306,287
785,000	6.000		05/01/2043	819,964
1,235,000	6.375		05/01/2054	1,298,745
Lakewood Park Community Development District Special Assessment Bonds Series 2023 (NR/NR)
810,000	5.750		05/01/2053	837,143
Lakewood Park Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
325,000	3.625		05/01/2041	273,399
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2020 A (NR/NR)
525,000	3.200		05/01/2030	490,155
525,000	3.750		05/01/2040	457,708
670,000	3.900		05/01/2050	558,554
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)
1,085,000	3.625	(d)	05/01/2040	933,713
2,500,000	3.875	(d)	05/01/2051	2,048,990

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
$250,000	3.850%		05/01/2039	$223,490
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
6,295,000	5.600		05/01/2044	6,482,391
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
530,000	4.400		05/01/2039	509,110
1,615,000	4.500		05/01/2049	1,481,350
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)
1,000,000	5.000	(d)	05/01/2037	1,013,049
2,365,000	5.125	(d)	05/01/2047	2,380,617
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)
575,000	3.750	(d)	05/01/2039	513,042
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Phase 4 Project Series 2019 (NR/NR)
450,000	4.400		05/01/2039	432,263
515,000	4.500		05/01/2049	472,381
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
910,000	4.625		05/01/2027	919,630
2,500,000	5.250		05/01/2037	2,548,237
6,265,000	5.375		05/01/2047	6,373,777
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project - Phase 1A Series 2018 (NR/NR)
1,175,000	5.000		05/01/2038	1,192,679
2,545,000	5.100		05/01/2048	2,557,816
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project - Phase 1B Series 2018 (NR/NR)
3,760,000	5.450		05/01/2048	3,828,818
Lakewood Ranch Stewardship District Special Assessment RB for Taylor Ranch Project 2023 (NR/NR)
3,675,000	6.300		05/01/2054	3,856,090
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
515,000	4.250		05/01/2026	515,146
4,625,000	5.000		05/01/2036	4,679,158
1,600,000	5.125		05/01/2046	1,602,270
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/AA)
1,835,000	2.500		05/01/2033	1,618,841
1,685,000	2.625		05/01/2037	1,405,696
Lakewood Ranch Stewardship District Special Assessment Refunding for Northeast Sector Project - Phase 2B Series 2020 (NR/NR)
2,100,000	3.750	(d)	05/01/2040	1,842,602
Lakewood Ranch Stewardship District Special Assessment The Isles at Lakewood Ranch Project Series 2021 (NR/NR)
650,000	3.125		05/01/2041	514,936
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)
1,160,000	4.700		05/01/2039	1,152,528

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (NR/AA-)
$1,930,000	3.000%		05/01/2035	$1,746,873
1,990,000	3.000		05/01/2038	1,665,586
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
645,000	3.375		05/01/2030	608,803
895,000	4.000		05/01/2038	820,927
Lawson Dunes Community Development District Special Assessment Bonds Series 2022 (NR/NR)
360,000	5.000		05/01/2042	361,648
1,145,000	5.125		05/01/2052	1,130,676
Lee County IDA Healthcare Facilities RB for Cypress Cover at Healthpark Project Series 2022A Tax Exempt Fixed Rate Bonds (NR/NR)
2,630,000	5.250		10/01/2052	2,288,301
8,800,000	5.250		10/01/2057	7,484,728
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
1,610,000	4.400		05/01/2040	1,512,783
2,840,000	4.600		05/01/2051	2,578,268
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
985,000	5.125		05/01/2048	984,280
1,775,000	5.125		05/01/2049	1,768,712
Longleaf Community Development District (NR/NR)
984,000	5.375		05/01/2030	984,387
Longleaf Community Development District Capital Improvement RB Series 2024 (NR/NR)
1,270,000	5.400	(d)	05/01/2044	1,292,665
1,330,000	5.750	(d)	05/01/2054	1,356,432
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
2,630,000	5.400		05/01/2030	2,631,023
Los Cayos Community Development District Special Assessment Bonds, Series 2024 (2024 Project) (NR/NR)
800,000	5.550		06/15/2054	804,954
LT Ranch Community Development District Special Assessment Series 2019 (NR/NR)
3,800,000	4.000		05/01/2050	3,152,825
LTC Ranch West Residential Community Development District Special Assessment Bonds Series 2021 B (NR/NR)
2,650,000	3.250		05/01/2031	2,446,646
LTC Ranch West Residential Community Development District Special Assessment for Assessment Area One Project Series 2021 A (NR/NR)
835,000	3.450		05/01/2041	688,124
Lucerne Park Community Development District Special Assessment Bonds Series 2019 (NR/NR)
855,000	4.625		05/01/2039	832,198
1,340,000	4.750		05/01/2050	1,250,318
Lynwood Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,755,000	4.000		06/15/2039	1,590,536
2,920,000	4.375		06/15/2049	2,579,180

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Mandarin Grove Community Development District Special Assessment Bonds Series 2022 (NR/NR)
$1,440,000	6.625	%(d)	05/01/2053	$1,556,043
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR)
2,800,000	5.125	(d)	11/01/2038	2,864,986
4,750,000	5.250	(d)	11/01/2049	4,781,282
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)
475,000	7.250		05/01/2035	475,768
Meadow View at Twin Creeks Community Development District Special Assessment Bonds Series 2021 (NR/NR)
530,000	3.750		05/01/2052	414,605
900,000	4.000		05/01/2052	736,028
Mediterranean Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
1,000,000	4.750		05/01/2037	1,000,136
1,700,000	5.000		05/01/2048	1,681,297
Merrick Square Community Development District Capital Improvement RB Series 2023 (NR/NR)
900,000	5.625		05/01/2053	927,691
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
600,000	4.750		11/01/2027	611,082
4,000,000	5.125		11/01/2039	4,069,779
4,135,000	5.250		11/01/2049	4,203,532
Miami-Dade County IDA Educational Facilities RB for Academir Charter Schools Project Series 2022A (Ba2/NR)
1,585,000	5.250	(d)	07/01/2052	1,528,373
2,000,000	5.500	(d)	07/01/2061	1,969,430
Miami-Dade County Seaport Revenue Refunding Bonds, Series 2022A (AMT) (A3/NR)
3,035,000	5.250		10/01/2052	3,197,197
Miami-Dade County Water & Sewer Revenue System Bonds Series 2021 (BAM-TCRS) (Aa3/AA)
1,575,000	4.000		10/01/2051	1,533,343
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,440,000	5.000		05/01/2029	3,440,975
Midtown Miami Community Development District Special Assessment Revenue Refunding Bonds for Parking Garage Project Series 2014A (NR/NR)
3,515,000	5.000		05/01/2037	3,515,195
Mirada Community Development District Capital Improvement RB Series 2021 (NR/NR)
2,580,000	3.250		05/01/2032	2,364,577
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,860,000	3.500		05/01/2041	1,535,228
2,430,000	4.000		05/01/2051	1,984,187
Miranda II Community Development District Capital Improvement RB Series 2022 (NR/NR)
1,000,000	5.600		05/01/2042	1,031,392
1,585,000	5.750		05/01/2053	1,628,360
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
1,310,000	5.000		05/01/2028	1,319,328

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR) – (continued)
$1,200,000	5.000%		05/01/2035	$1,205,595
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
740,000	5.250		11/01/2035	743,131
1,225,000	5.625		11/01/2045	1,229,416
Naples Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,185,000	5.125	(d)	11/01/2048	1,188,591
New Port Tampa Bay Community Development District Special Assessment Bonds Series 2021 (NR/NR)
565,000	3.875		05/01/2041	488,958
2,250,000	4.125		05/01/2052	1,877,427
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/A)
815,000	3.500	(d)	05/01/2038	740,838
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/NR)
30,000	3.500	(d)	05/01/2031	28,270
85,000	4.000	(d)	05/01/2038	78,473
New River Community Development District Special Assessment Series 2006 B (NR/NR)
3,260,000	5.000	*	05/01/2013	33
North AR-1 Pasco Community Development District Capital Improvement RB for Assessment Area Four Series 2024 (NR/ NR)
545,000	5.450		05/01/2044	547,959
1,140,000	5.750		05/01/2054	1,144,536
North AR-1 Pasco Community Development District Capital Improvement RB for Assessment Area Three, Series 2023 (NR/NR)
605,000	5.000		05/01/2030	612,362
1,000,000	5.750		05/01/2043	1,026,341
1,500,000	6.000		05/01/2054	1,539,094
North Loop Community Development District (City of Punta Gorda, Florida) Special Assessment Bonds, Series 2023 (NR/ NR)
1,850,000	6.625		05/01/2054	1,988,549
North Park Isle Community Development District Special Assessment RB Series 2021 (NR/NR)
1,200,000	3.375		11/01/2041	979,211
3,770,000	4.000		11/01/2051	3,096,944
North Powerline Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,275,000	5.625	(d)	05/01/2052	1,289,778
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
465,000	3.625		05/01/2040	396,290
Ocala Preserve Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,240,000	5.700		05/01/2043	1,291,142
1,250,000	5.875		05/01/2053	1,298,582
Old Hickory Community Development District Special Assessment Bonds Series 2020 (NR/NR)
340,000	4.000		06/15/2040	308,517
Orange Blossom Groves Community Development District Special Assessment Bonds Series 2023 (NR/NR)
665,000	5.250		06/15/2043	685,504

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Orange Blossom Groves Community Development District Special Assessment Bonds Series 2023 (NR/NR) – (continued)
$1,275,000	5.375%		06/15/2053	$1,306,042
Orange Blossom Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
2,200,000	4.850		05/01/2039	2,192,518
3,625,000	5.000		05/01/2049	3,580,123
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (NR/NR)
1,005,000	5.000		04/01/2026	1,005,535
Osceola Chain Lakes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
840,000	4.000		05/01/2040	755,089
905,000	4.000		05/01/2050	748,830
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,680,000	5.375	(d)	11/01/2038	1,725,048
3,300,000	5.500	(d)	11/01/2049	3,352,125
Palermo Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,050,000	5.000		06/15/2043	1,060,728
1,375,000	5.250		06/15/2053	1,393,924
Palm Beach County Educational Facilities Authority RB Palm Beach Atlantic University, Inc. Series 2024 (NR/NR)
1,800,000	5.250		10/01/2048	1,907,294
2,850,000	5.250		10/01/2053	2,995,667
Palm Beach County Health Facilities Authority Hospital RB for Jupiter Medical Center Project 2022 Series A (NR/BBB-)
1,700,000	5.000		11/01/2047	1,736,799
Palm Beach County Health Facilities Authority RB (Lifespace Communities, Inc.), Series 2023C (NR/NR)
1,225,000	7.625		05/15/2058	1,350,514
Palm Beach County Health Facilities Authority RB Anticipation Notes for Green Cay Life Plan Village Project Series 2022A (NR/NR)
7,075,000	11.500	(d)	07/01/2027	8,322,302
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (NR/NR)
4,600,000	4.000		05/15/2053	3,315,857
2,175,000	5.000		05/15/2053	1,887,872
Palm Beach County Health Facilities Authority Revenue Refunding Bonds Series 2022 (NR/NR)
1,650,000	4.000		06/01/2036	1,516,463
1,700,000	4.250		06/01/2056	1,334,216
Palm Coast Park Community Development District Special Assessment Bond for Somerset at Palm Coast Park, Series 2023 (NR/NR)
500,000	5.400		05/01/2043	511,178
1,000,000	5.600		05/01/2053	1,021,442
Palm Coast Park Community Development District Special Assessment for Assessment Area One Series 2019 (NR/NR)
1,175,000	4.300		05/01/2050	1,018,502
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (NR/A)
625,000	4.000		11/01/2038	601,572
3,290,000	4.200		11/01/2048	3,059,359

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (NR/A)
$3,155,000	3.750%		05/01/2031	$3,123,653
2,140,000	4.000		05/01/2036	2,144,247
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (NR/BBB-)
490,000	4.000		05/01/2027	488,292
2,380,000	5.000		05/01/2039	2,400,149
Parkland Preserve Community Development District Special Assessment RB Series 2019 A (NR/NR)
1,855,000	5.250		05/01/2039	1,895,583
5,090,000	5.375		05/01/2050	5,139,834
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
800,000	4.000		05/01/2051	660,322
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (NR/A-)
2,285,000	4.700		05/01/2049	2,201,814
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (NR/BBB)
1,065,000	4.500		05/01/2034	1,066,565
Parrish Lakes Community Development District Capital Improvement RB for Special Assessment Area Two Series 2023A (NR/NR)
590,000	5.375		05/01/2043	597,798
1,475,000	5.625		05/01/2053	1,499,161
Parrish Lakes Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,375,000	5.125		05/01/2043	1,379,397
1,525,000	5.400		05/01/2053	1,531,443
Parrish Plantation Community Development District Special Assessment Bonds Series 2021 (NR/NR)
795,000	3.500		05/01/2041	662,293
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (NR/A-)
3,170,000	4.375		05/01/2036	3,182,309
Peace Creek Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,375,000	5.125		06/15/2043	1,406,802
1,900,000	5.375		06/15/2053	1,949,073
Peace Creek Village Community Development District Special Assessment Bonds Series 2024 (NR/NR)
405,000	4.625		05/01/2031	406,755
1,325,000	5.500		05/01/2044	1,339,350
905,000	5.750		05/01/2054	909,761
Pine Isle Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,000,000	3.250	(d)	12/15/2041	866,027
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-2 (NR/NR)
650,000	3.300		05/01/2030	628,932
690,000	3.750		05/01/2037	654,938
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
1,100,000	5.000		07/01/2039	1,110,525
Portico Community Development District Special Assessment Bonds Series 2020-2 (NR/NR)
555,000	3.625		05/01/2040	474,942

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
$1,915,000	3.500%		05/01/2037	$1,676,461
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (NR/BBB)
2,790,000	4.750		05/01/2033	2,790,822
Preserve At Savannah Lakes Community Development District Special Assessment Bonds Phase 1 Series 2024 (NR/NR)
1,000,000	5.750		05/01/2054	1,009,844
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
1,045,000	5.375		11/01/2049	1,066,069
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
250,000	4.000		11/01/2039	235,490
1,205,000	4.000		11/01/2050	1,044,757
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
750,000	3.500		05/01/2041	685,581
Prosperity Lakes Community Development District (Manatee County, Florida) Special Assessment Bonds, Series 2023 (Assessment Area One) (NR/NR)
1,060,000	6.125		12/15/2053	1,110,003
Ranches at Lake McLeod Community Development District Special Assessment Bonds for Assessment Area One Series 2023 (NR/NR)
730,000	5.500		06/15/2053	746,865
Regal-Village Community Development District Capital Improvement Revenue Bonds Series 2024 (NR/NR)
700,000	5.200		05/01/2044	701,096
575,000	5.500		05/01/2054	575,883
Reserve At Van Oaks Community Development District Special Assessment Bonds Series 2023 (NR/NR)
965,000	5.375		05/01/2053	984,756
Reunion East Community Development District (NR/NR)
2,170,000	7.200	*	05/01/2022	22
Reunion West Community Development District Special Assessment Bonds for Assessment Area 5 Project Series 2019 (NR/NR)
470,000	4.500		05/01/2039	455,950
1,520,000	4.625		05/01/2050	1,418,485
Rhodine Road North Community Development District Special Assessment Bonds Series 2019 (NR/NR)
825,000	4.500		05/01/2040	812,838
825,000	4.750		05/01/2050	784,715
Ridge at Apopka Community Development District Special Assessment Bonds for Parcel Two Project Series 2023 (NR/ NR)
590,000	5.500		05/01/2043	598,389
700,000	5.750		05/01/2053	709,844
Ridge at Apopka Community Development District Special Assessment Bonds Series 2022 (NR/NR)
2,150,000	5.500		05/01/2052	2,059,000
Ridge at Health Brook Community Development District Capital Improvement RB Series 2023 (NR/NR)
300,000	5.250		05/01/2043	306,286
550,000	5.500		05/01/2053	561,397

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
River Glen Community Development District Special Assessment Bond for Assessment Area Two Series 2021 (NR/NR)
$1,000,000	3.375%		05/01/2041	$815,549
2,390,000	4.000		05/01/2051	1,963,534
River Hall Community Development District (Lee County, Florida) Capital Improvement RB, Series 2023A (Assessment Area 4) (NR/NR)
1,555,000	6.500		05/01/2054	1,644,495
River Hall Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
1,030,000	3.625		05/01/2040	875,759
River Landing Community Development District Special Assessment Series 2020 A (NR/NR)
1,100,000	4.350		05/01/2051	960,586
River Landing Community Development District Special Assessment Series 2020 B (NR/NR)
515,000	4.250		11/01/2035	487,410
Rivers Edge II Community Development District Special Assessment Bond Series 2021 (NR/NR)
1,035,000	3.500		05/01/2041	858,044
905,000	4.000		05/01/2051	743,127
Rivers Edge III Community Development District Special Assessment Bond Series 2021 (NR/NR)
815,000	3.500	(d)	05/01/2041	671,874
905,000	4.000	(d)	05/01/2051	744,714
Rolling Oaks Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,350,000	6.500	(d)	05/01/2053	1,416,872
Rustic Oaks Community Development District Capital Improvement RB Series 2022 (NR/NR)
2,435,000	3.450		05/01/2042	1,997,387
Rye Crossing Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,075,000	5.250		05/01/2053	1,087,335
Rye Ranch Community Development District (Manatee County, Florida) Special Assessment Bonds, Series 2023 (Pod A 2023 Project Area) (NR/NR)
1,745,000	6.625		05/01/2054	1,868,744
Rye Ranch Community Development District Special Assessment Bonds for Assessment Area One, Series 2023 (NR/NR)
710,000	6.000	(d)	11/01/2053	730,796
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2020 (NR/NR)
320,000	4.000		06/15/2040	303,838
780,000	4.000		06/15/2050	664,269
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,315,000	4.000		12/15/2051	1,096,152
Saltmeadows Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,020,000	5.500		05/01/2053	1,037,446
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,410,000	4.125	(d)	06/15/2039	1,288,070
Sandmine Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)
650,000	6.000		11/01/2052	685,134

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Sandmine Road Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
$375,000	3.125	%(d)	05/01/2030	$364,943
980,000	3.625	(d)	05/01/2040	928,880
950,000	3.750	(d)	05/01/2050	824,904
Sarasota County Public Hospital District Fixed Rate Hospital RB Series 2018 (A1/NR)
4,350,000	4.000		07/01/2048	4,147,411
Savanna Lakes Community Development District Special Assessment Area One Bonds, Series 2023 (NR/NR)
1,065,000	5.375	(d)	06/15/2053	1,085,429
Sawgrass Village Community Development District (Manatee County, Florida) Special Assessment Bonds, Series 2023 (Assessment Area Two) (NR/NR)
1,365,000	6.375		11/01/2053	1,430,766
Sawgrass Village Community Development District Special Assessment Bonds Series 2023 (NR/NR)
2,300,000	5.750		05/01/2053	2,335,616
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
620,000	3.750		05/01/2040	569,665
1,250,000	4.000		05/01/2051	1,058,757
Scenic Terrace North Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,975,000	5.875		05/01/2043	2,030,120
2,210,000	6.125		05/01/2054	2,278,896
Scenic Terrace South Community Development District (Town of Lake Hamilton, Florida) Special Assessment Bonds, Series 2023 (Series 2023 Project) (NR/NR)
900,000	6.750		11/01/2053	958,739
Scenic Terrace South Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,300,000	4.500		05/01/2042	1,217,613
2,585,000	4.625		05/01/2053	2,341,811
Seaton Creek Reserve Community Development District Special Assessment Bonds for Assessment Area One Bonds Series 2023 (NR/NR)
980,000	5.500	(d)	06/15/2053	1,002,641
Sedona Point Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,185,000	5.000		06/15/2053	1,183,104
Seminole County Industrial Development Authority RB for The Galileo School Foundation, Inc. Series 2021 A (Ba1/NR)
315,000	4.000	(d)	06/15/2036	288,086
425,000	4.000	(d)	06/15/2041	359,271
1,760,000	4.000	(d)	06/15/2051	1,366,918
1,105,000	4.000	(d)	06/15/2056	833,238
Seminole Improvement District Utilities RB for City of Westlake Series 2022 (NR/NR)
900,000	5.300		10/01/2037	923,706
Seminole Palms Community Development District Special Assessment Bonds Series 2023 (NR/NR)
900,000	5.700		05/01/2053	920,426
Shadowlawn Community Development District Special Assessment Revenue Bonds Series 2024 (NR/NR)
2,600,000	5.500		05/01/2044	2,600,008
3,300,000	5.850		05/01/2054	3,300,010

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)
$2,200,000	5.250	%(d)	11/01/2039	$2,243,500
2,815,000	5.375	(d)	11/01/2049	2,842,871
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)
3,800,000	5.250	(d)	11/01/2049	3,826,562
Sherwood Manor Community Development District Special Assessment RB Series 2023 (NR/NR)
825,000	5.500		05/01/2043	849,918
1,435,000	5.625		05/01/2053	1,470,280
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
4,000,000	5.000		05/01/2049	3,950,481
Silver Oaks Community Development District Special Assessment Bonds Series 2024 (NR/NR)
1,600,000	5.850		05/01/2054	1,617,058
Silverlake Community Development District Special Assessment Bonds Series 2023 (NR/NR)
885,000	5.500		05/01/2053	911,082
Six Mile Creek Community Development District Capital Improvement & Refunding RB Series 2021 (NR/NR)
1,800,000	4.000		05/01/2052	1,470,212
Six Mile Creek Community Development District Capital Improvement RB Series 2021 (NR/NR)
655,000	4.000		05/01/2052	534,994
Six Mile Creek Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,375,000	5.700		05/01/2054	1,404,231
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/ NR)
1,325,000	3.500		05/01/2041	1,090,078
Six Mile Creek Community Development District Special Assessment Refunding for Area 2 Phase 3A Project Series 2020 (NR/NR)
310,000	4.125		11/01/2040	301,455
940,000	4.250		11/01/2050	870,769
Sorrento Pines Community Development District Special Assessment Bonds for Assessment Area One Series 2023 (NR/ NR)
525,000	5.500		05/01/2053	536,260
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)
2,100,000	5.125	(d)	11/01/2039	2,129,903
3,480,000	5.250	(d)	11/01/2049	3,494,863
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,310,000	5.000		05/01/2038	1,323,993
2,505,000	5.375		05/01/2049	2,523,785
South Kendall Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
330,000	4.125		11/01/2040	305,244
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (NR/A)
770,000	3.500		05/01/2032	749,889
485,000	3.625		05/01/2035	468,787
1,695,000	3.750		05/01/2038	1,602,450

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
$470,000	4.875%		05/01/2035	$473,004
95,000	5.000		05/01/2038	95,535
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,010,000	5.250		05/01/2034	2,028,841
Southern Groves Community Development District No. 5 Special Assessment Refunding Series 2019 (NR/NR)
365,000	3.600		05/01/2034	334,060
600,000	4.000		05/01/2043	522,281
Southern Groves Community Development District No. 5 Special Assessment Series 2020 (NR/NR)
415,000	4.300		05/01/2040	407,300
175,000	4.500		05/01/2046	166,207
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,055,000	5.800		05/01/2035	2,877,221
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,640,000	5.800	*	05/01/2035	1,788,652
Spencer Creek Community Development District Special Assessment RB Series 2019 (NR/NR)
425,000	4.375		05/01/2029	428,176
1,000,000	5.000		05/01/2039	1,010,972
1,750,000	5.250		05/01/2049	1,760,297
Spring Lake Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)
1,245,000	5.125	(d)	11/01/2037	1,261,383
1,785,000	5.250	(d)	11/01/2047	1,791,267
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
970,000	4.800		05/01/2035	971,110
Springs at Lake Alfred Community Development District Special Assessment Bonds Series 2024 (NR/NR)
450,000	5.250		05/01/2044	450,702
900,000	5.600		05/01/2054	901,377
St. Johns County Industrial Development Authority RB Refunding for Life Care Ponte Vedra Obligated Group Obligated Group Series 2021 A (NR/NR)
700,000	4.000		12/15/2041	570,406
475,000	4.000		12/15/2046	362,370
2,350,000	4.000		12/15/2050	1,725,582
St. Johns County Industrial Development Authority RB Refunding for Presbyterian Retirement Communities, Inc. Obligated Group Series 2020 A (NR/NR)
7,475,000	4.000		08/01/2055	6,077,889
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)
418,112	5.500	*	11/01/2010	196,513
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,130,000	5.000		05/01/2034	2,130,975
Stonegate Preserve Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,000,000	5.875		12/15/2043	1,046,173

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Stonegate Preserve Community Development District Special Assessment Bonds Series 2023 (NR/NR) – (continued)
$1,200,000	6.125%		12/15/2053	$1,252,940
Stoneybrook Community Development District Tax Exempt Special Assessment RB for Village of Estero Series 2022-1 (NR/AA-)
1,250,000	4.300		05/01/2052	1,207,333
Stoneybrook North Community Development District Capital Improvement Revenue Refunding Bonds Series 2022 (NR/NR)
875,000	6.375		11/01/2052	948,936
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,100,000	4.500		06/15/2039	1,106,778
1,100,000	4.625		06/15/2049	1,085,091
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2023 (NR/NR)
555,000	5.500		06/15/2053	581,985
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,750,000	5.125		11/01/2034	1,864,271
3,495,000	5.500		11/01/2044	3,645,803
Stoneybrook South Community Development District Special Assessment Series 2020 (NR/NR)
2,875,000	3.750	(d)	12/15/2050	2,460,473
Storey Creek Community Development District Special Assessment Bonds for Assessment Area One Project Series 2019 (NR/NR)
420,000	4.000		12/15/2039	380,342
860,000	4.125		12/15/2049	729,394
Storey Creek Community Development District Special Assessment Bonds Series 2022 (NR/NR)
575,000	5.200		06/15/2042	581,074
925,000	5.375		06/15/2052	933,163
Storey Creek Community Development District Special Assessment Bonds Series 2024 (NR/NR)
1,000,000	5.500		06/15/2054	1,012,369
Storey Drive Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,000,000	4.000		06/15/2052	832,505
Storey Park Community Development District Special Assessment Bonds for Assessment Area Four Project Series 2021 (NR/NR)
325,000	3.300	(d)	06/15/2041	289,044
Storey Park Community Development District Special Assessment Bonds for City of Orlando Series 2022 (NR/NR)
1,000,000	5.150		06/15/2052	1,005,220
Stuart Crossing Community Development District Special Assessment Bonds Series 2024 (NR/NR)
900,000	5.500	(d)	05/01/2054	889,507
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR)
925,000	4.000		05/01/2052	756,156
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/ NR)
870,000	3.750		05/01/2040	751,646
1,150,000	4.000		05/01/2050	950,181

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2021 (NR/ NR)
$405,000	3.400%	05/01/2041	$346,703
275,000	4.000	05/01/2051	232,168
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
705,000	3.750	05/01/2040	657,191
875,000	4.000	05/01/2051	782,924
Sunbridge Stewardship District Special Assessment RB for Weslyn Park Project Series 2022 (NR/NR)
1,000,000	5.200	05/01/2042	1,005,853
1,800,000	5.350	05/01/2052	1,803,424
Sunbridge Stewardship District Special Assessment RB Series 2022 (NR/NR)
1,550,000	5.500	05/01/2052	1,578,215
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,615,000	4.000	05/01/2038	1,481,730
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
595,000	3.750	05/01/2026	589,337
1,550,000	4.000	05/01/2033	1,503,452
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,325,000	5.250	11/01/2034	1,325,721
2,300,000	6.000	11/01/2044	2,301,697
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)
715,000	3.375	05/01/2041	585,492
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
1,110,000	4.800	05/01/2036	1,113,062
1,715,000	5.000	05/01/2046	1,701,320
Tern Bay Community Development District Special Assessment Bonds Series 2022 (NR/NR)
4,400,000	4.000	06/15/2042	3,889,470
6,000,000	4.000	06/15/2052	4,932,074
Terreno Community Development District Special Assessment Bonds Series 2023 (NR/NR)
900,000	5.250	05/01/2053	905,118
Timber Creek Southwest Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2021 (NR/NR)
2,050,000	3.300	12/15/2041	1,645,256
Timber Creek Southwest Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,000,000	4.000	06/15/2040	897,428
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (NR/A+)
685,000	3.375	05/01/2032	667,721
1,345,000	3.600	05/01/2037	1,295,332
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (NR/AA)
1,760,000	3.750	05/01/2040	1,708,920

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/ NR)
$375,000	5.625	%(d)	05/01/2040	$385,592
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/ NR)
300,000	5.125		05/01/2039	303,966
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,155,000	4.250		05/01/2037	1,113,357
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 C (NR/NR)
8,310,000	4.400	(d)	05/01/2040	7,937,986
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
185,000	5.750		11/01/2027	190,981
1,955,000	6.250		11/01/2044	2,046,345
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
2,645,000	5.375		11/01/2039	2,745,174
5,390,000	5.500		11/01/2049	5,512,684
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,560,000	4.625	(d)	06/15/2038	1,532,666
2,440,000	4.750	(d)	06/15/2048	2,301,327
Touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
550,000	4.000		12/15/2040	492,211
1,145,000	4.125		12/15/2049	975,166
Towne Park Community Development District Special Assessment Area 3B Project Series 2019 (NR/NR)
1,085,000	4.625		05/01/2050	1,009,967
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)
525,000	3.625	(d)	05/01/2040	466,163
1,000,000	4.000	(d)	05/01/2051	871,220
Towns At Woodsdale Community Development District (Pasco County, Florida) Capital Improvement RB, Series 2023 (NR/ NR)
1,220,000	6.375	(d)	11/01/2053	1,287,450
Tradition Community Development District No. 9 Special Assessment Bonds Series 2021 (NR/NR)
1,700,000	3.000		05/01/2041	1,301,000
1,300,000	4.000		05/01/2052	1,046,398
Trevesta Community Development District Special Assessment Area 1 Phase 2 Project Series 2018 (NR/NR)
975,000	5.375	(d)	11/01/2049	999,874
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)
875,000	3.750	(d)	05/01/2040	806,106
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
700,000	3.500		11/01/2041	581,115
Triple Creek Community Development District Special Assessment Series 2017 A (NR/NR)
770,000	5.250		11/01/2027	783,648
2,735,000	6.125		11/01/2046	2,851,133

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Triple Creek Community Development District Special Assessment Series 2018 A (NR/NR)
$785,000	4.700	%(d)	11/01/2029	$799,799
1,525,000	5.125	(d)	11/01/2038	1,560,585
2,165,000	5.375	(d)	11/01/2048	2,195,154
Triple Creek Community Development District Special Assessment Series 2019 A (NR/NR)
1,000,000	4.625		05/01/2039	970,884
1,990,000	4.750		05/01/2050	1,836,184
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2017 (NR/NR)
4,625,000	4.750	(d)	11/01/2048	4,339,998
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
1,200,000	5.000		11/01/2039	1,213,133
1,850,000	5.125		11/01/2049	1,841,291
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
930,000	4.000		11/01/2027	925,128
3,160,000	4.625		11/01/2037	3,117,050
2,790,000	4.750		11/01/2047	2,628,740
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
2,420,000	5.625		11/01/2045	2,473,726
Tuckers Pointe Community Development District Special Assessment RB Series 2022 (NR/NR)
1,400,000	4.000		05/01/2052	1,153,303
Tuckers Pointe Community Development District Special Assessment Revenue Note Series 2022 (NR/NR)
4,200,000	3.625		05/01/2032	3,934,221
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (NR/A)
2,245,000	4.375		05/01/2035	2,253,487
Twisted Oaks Pointe Community Development District City of Wildwood, Florida Special Assessment Bonds, Series 2023 Assessment Area One Project (NR/NR)
575,000	5.375		05/01/2043	581,768
Twisted Oaks Pointe Community Development District City of Wildwood, Florida Special Assessment Bonds, Series 2023 Assessment Area Two Project (NR/NR)
675,000	5.875		05/01/2043	697,048
650,000	6.125		05/01/2054	671,006
Twisted Oaks Pointe Community Development District Special Assessment Bonds for Assessment Area One Series 2023 (NR/ NR)
750,000	5.625		05/01/2053	760,337
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (NR/A)
1,695,000	3.500		05/01/2032	1,659,947
2,540,000	3.625		05/01/2037	2,442,582
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/ NR)
615,000	4.750		05/01/2037	615,578
Two Lakes Community Development District Special Assessment Expansion Area Series 2019 (NR/NR)
2,300,000	3.750		12/15/2039	2,010,786

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)
$1,000,000	5.000	%(d)	12/15/2032	$1,031,236
1,705,000	5.000	(d)	12/15/2037	1,735,588
5,330,000	5.000	(d)	12/15/2047	5,249,094
Two Rivers East Community Development District Special Assessment Bonds Series 2023 (NR/NR)
3,190,000	5.875		05/01/2053	3,258,434
Two Rivers North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,850,000	5.250		05/01/2052	1,844,523
Two Rivers Two Rivers West Community Development District Special Assessment Bonds Series 2023 (NR/NR)
2,000,000	6.125		11/01/2053	2,063,453
Two Rivers West Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,600,000	6.000		05/01/2043	1,663,451
2,545,000	6.250		05/01/2053	2,646,293
Union Park East Community Development District Capital Improvement RB for Assessment Area One Series 2017 A-1 (NR/NR)
2,415,000	5.500	(d)	11/01/2047	2,455,744
University Park Recreation District Special Assessment Series 2019 (BAM) (NR/AA)
2,800,000	3.375		05/01/2045	2,417,504
Varrea South Community Development District Capital Improvement RB Series 2023 (NR/NR)
1,375,000	5.400		05/01/2053	1,406,628
V-Dana Community Development District Lee County, Florida Special Assessment Bonds, Series 2023 Assessment Area Two – 2023 Project Area (NR/NR)
1,090,000	5.250		05/01/2043	1,116,041
V-Dana Community Development District Special Assessment Bonds for Assessment Area Two Series 2023 (NR/NR)
2,305,000	5.500		05/01/2054	2,359,463
V-Dana Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
1,400,000	4.000	(d)	05/01/2051	1,161,126
V-Dana Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
2,760,000	4.000		05/01/2052	2,275,739
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
260,000	6.000		11/01/2027	269,933
2,050,000	6.500		11/01/2043	2,216,765
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
375,000	6.375		11/01/2027	379,391
2,295,000	7.125		11/01/2044	2,323,651
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)
4,655,000	5.125	(d)	05/01/2049	4,655,140
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
975,000	5.000		11/01/2039	986,256
1,660,000	5.125		11/01/2049	1,654,222
Veranda Community Development District II Special Assessment Area 2 Preserve West Project Series 2018 A (NR/NR)
965,000	5.000		11/01/2039	976,140

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Veranda Community Development District II Special Assessment Area 2 Preserve West Project Series 2018 A (NR/NR) – (continued)
$1,575,000	5.125%		11/01/2049	$1,569,518
Veranda Community Development District II Special Assessment Refunding for Veranda Estates Project Series 2021 (NR/NR)
245,000	3.600	(d)	05/01/2041	206,405
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)
530,000	3.600	(d)	05/01/2041	446,509
870,000	4.000	(d)	05/01/2051	712,215
Veranda Community Development District Special Assessment Area Five Phase 2 Veranda Estates Project RB Refunding Series 2024 (NR/NR)
1,025,000	5.375		05/01/2044	1,040,180
475,000	5.625		05/01/2054	479,156
Veranda Community Development District Special Assessment Area Five Phase 3 Preserve East Project RB Refunding Series 2024 (NR/NR)
1,600,000	5.125		05/01/2044	1,623,972
3,250,000	5.375		05/01/2054	3,278,798
Veranda Landing Community Development District Special Assessment Bonds, Series 2023 (NR/NR)
900,000	5.500		06/15/2053	921,530
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
4,355,000	4.000		05/01/2031	4,274,972
1,700,000	4.125		05/01/2034	1,653,982
1,000,000	4.250		05/01/2037	952,110
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (NR/BBB+)
1,980,000	4.000	(d)	05/01/2031	1,950,947
2,940,000	4.000	(d)	05/01/2037	2,851,144
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
735,000	5.125		11/01/2035	754,003
990,000	5.250		11/01/2046	996,660
Verano Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,000,000	6.625		11/01/2052	1,065,867
Verano Community Development District Special Assessment Bonds Series 2023 (NR/NR)
500,000	5.375		05/01/2043	513,529
800,000	5.625		05/01/2053	825,784
Verano No. 2 Community Development District Special Assessment Bonds for POD C Project Series 2020 (NR/NR)
265,000	4.000		05/01/2040	237,316
1,700,000	4.000		05/01/2050	1,405,733
Verano No. 2 Community Development District Special Assessment Bonds for POD D Project Series 2020 (NR/NR)
370,000	4.000		05/01/2040	331,347
2,015,000	4.000		05/01/2050	1,664,787
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR)
265,000	4.000		05/01/2040	237,316
1,740,000	4.000		05/01/2050	1,437,583

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Viera East Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
$1,625,000	2.600%		05/01/2034	$1,390,796
Viera Stewardship District Special Assessment RB Series 2023 (NR/NR)
1,000,000	5.300		05/01/2043	1,020,907
2,750,000	5.500		05/01/2054	2,801,010
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
1,000,000	3.750		05/01/2037	901,383
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
9,535,000	3.700		05/01/2050	8,464,633
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)
4,105,000	3.250	(d)	05/01/2040	3,621,392
9,115,000	3.500	(d)	05/01/2051	7,734,228
Village Community Development District No. 15 Special Assessment Rb Series 2023 (NR/NR)
4,600,000	5.250	(d)	05/01/2054	4,765,833
Village Community Development District No. 15 Special Assessment RB Series 2023 (NR/NR)
2,050,000	5.000	(d)	05/01/2043	2,118,895
Village Community Development District Special Assessment RB Series 2021 (NR/NR)
4,425,000	3.250		05/01/2052	3,554,063
Villages of Glen Creek Community Development District Capital Improvement RB Series 2022A (NR/NR)
1,150,000	5.250		05/01/2053	1,152,179
Villages of Glen Creek Community Development District Capital Improvement Revenue and Refunding Bonds Series 2022 (NR/ NR)
1,130,000	4.000		05/01/2052	922,912
Villamar Community Development District Special Assessment Bonds Series 2019 (NR/NR)
885,000	4.625		05/01/2039	861,398
1,355,000	4.875		05/01/2050	1,287,984
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
555,000	3.750		05/01/2040	509,501
1,000,000	4.000		05/01/2051	833,011
Villamar Community Development District Special Assessment Bonds, Series 2024 (NR/NR)
570,000	5.500		05/01/2044	581,963
1,000,000	5.750		05/01/2054	1,016,000
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (NR/BBB)
1,000,000	3.750		11/01/2031	962,097
1,000,000	4.000		11/01/2036	967,486
1,300,000	4.125		11/01/2046	1,171,095
Waterford Community Development District Capital Improvement RB Series 2023 (NR/NR)
535,000	5.375		05/01/2043	545,202
670,000	5.600		05/01/2053	683,339
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
2,450,000	5.500		05/01/2034	2,451,782
3,810,000	5.750		05/01/2044	3,811,830

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Watergrass Community Development District II Special Assessment Bonds Series 2018 (NR/NR)
$4,040,000	5.250%		05/01/2049	$4,054,517
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (NR/A)
3,230,000	4.200		05/01/2036	3,206,197
Waterset Central Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,640,000	5.125	(d)	11/01/2038	1,664,043
2,800,000	5.250	(d)	11/01/2049	2,810,038
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,200,000	5.125		11/01/2035	1,204,136
1,930,000	5.500		11/01/2045	1,934,520
Wellness Ridge Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,320,000	5.125		06/15/2043	1,348,560
1,215,000	5.375		06/15/2053	1,244,581
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR)
1,215,000	4.250		11/01/2049	1,051,991
West Hillcrest Community Development District Special Assessment Bonds Series 2023 (NR/NR)
1,150,000	5.500		06/15/2053	1,179,874
West Port Community Development District Special Assessment Area Two Series 2020 (NR/NR)
570,000	3.625	(d)	05/01/2041	476,320
1,545,000	4.000	(d)	05/01/2051	1,275,227
West Port Community Development District Special Assessment Bonds for Charlotte County Series 2022 (NR/NR)
550,000	5.250		05/01/2052	546,842
West Port Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
1,445,000	3.400		05/01/2041	1,175,691
West Villages Improvement District Capital Improvement RB for Unit of Development No. 10 Series 2024 (Assessment Area One) (NR/NR)
1,150,000	5.625	(d)	05/01/2054	1,137,649
West Villages Improvement District Special Assessment RB for Neighborhood Infrastructure Series 2022 (NR/NR)
475,000	5.375		05/01/2042	488,968
1,350,000	5.500		05/01/2053	1,375,273
West Villages Improvement District Special Assessment RB Series 2023 (NR/NR)
850,000	5.375		05/01/2043	873,000
2,265,000	5.625		05/01/2053	2,329,735
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
2,340,000	4.750		05/01/2039	2,278,464
3,790,000	5.000		05/01/2050	3,697,709
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2023 (NR/NR)
570,000	6.250		05/01/2054	603,165
Westside Community Development District Special Assessment RB for Solara Phase 1 Assessment Area Series 2018 (NR/NR)
460,000	5.000	(d)	05/01/2038	466,529
600,000	5.200	(d)	05/01/2048	604,110

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Westside Community Development District Special Assessment RB for Solara Phase 2 Assessment Area Series 2019 (NR/NR)
$990,000	4.625%		05/01/2039	$963,597
1,590,000	4.850		05/01/2049	1,510,454
Westside Community Development District Special Assessment RB Refunding Series 2019 (NR/NR)
800,000	4.100	(d)	05/01/2037	751,303
795,000	4.125	(d)	05/01/2038	739,117
Westside Community Development District Special Assessment RB Series 2019 (NR/NR)
1,200,000	5.000		05/01/2039	1,212,088
2,000,000	5.200		05/01/2050	2,001,296
Westview North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
1,150,000	6.000		06/15/2052	1,192,049
Westview South Community Development District Special Assessment Bonds for Assessment Area One, Series 2023 (NR/NR)
1,145,000	5.375		05/01/2043	1,160,986
3,605,000	5.600		05/01/2053	3,657,422
1,415,000	5.625		05/01/2053	1,443,652
Westview South Community Development District Special Assessment Bonds for Assessment Area Two, Series 2023 (NR/ NR)
600,000	5.375		05/01/2043	610,535
Westwood of Pasco Community Development District Capital Improvement RB, Series 2023 (NR/NR)
675,000	5.625		05/01/2053	688,667
Whispering Pines Community Development District Special Assessment Bonds Series 2023 (NR/NR)
830,000	5.500		05/01/2053	850,216
Whispering Pines Community Development District Special Assessment Bonds Series 2024 (NR/NR)
420,000	5.200		05/01/2044	420,331
490,000	5.500		05/01/2054	489,258
Willows Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
1,100,000	5.750		05/01/2052	1,137,964
Wind Meadows South Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
1,175,000	4.000		05/01/2052	963,190
Wind Meadows South Community Development District Special Assessment Bonds for Assessment Area Two Series 2023 (NR/ NR)
1,105,000	5.625		05/01/2053	1,130,966
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/ NR)
970,000	5.000		11/01/2049	949,732
Winding Cypress Community Development District Special Assessment Phase 1 and Phase 2 Assessment Area Series 2015 (NR/NR)
1,770,000	5.000		11/01/2045	1,766,866
Windward at Lakewood Ranch Community Development District Capital Improvement RB Series 2022 (NR/NR)
1,040,000	4.250		05/01/2052	887,349

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Windward Community Development District Special Assessment Series 2020 A-1 (NR/NR)
$600,000	4.400%		11/01/2035	$588,583
625,000	4.250		05/01/2040	575,186
1,000,000	4.500		05/01/2051	892,848
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
380,000	5.375		05/01/2035	383,413
3,010,000	5.625		05/01/2045	3,026,895
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875		05/01/2036	782,186
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
1,585,000	3.700		05/01/2040	1,365,102
3,450,000	3.875		05/01/2050	2,763,500
Zephyr Lakes Community Development District Special Assessment for Assessment Area Two Series 2021 (NR/NR)
560,000	3.375		05/01/2041	455,158
890,000	4.000		05/01/2051	731,191

				1,549,408,189

Georgia - 1.4%
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A1/A+)
1,500,000	5.250		07/01/2040	1,529,186
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A2/A)
1,000,000	4.000		07/01/2040	989,897
Cherokee County Water and Sewerage Authority Georgia Water and Sewerage RB, Series 2023 (Aa1/AA)
1,200,000	4.000		08/01/2053	1,158,460
Columbia County Hospital Authority Revenue Anticipation Certificates, (Wellstar Health System, Inc. Project) Series 2023A (A2/A+)
1,495,000	5.125		04/01/2053	1,585,486
Development Authority of Dekalb County RB for The Globe Academy, Inc., Project Series 2024A (Baa2/NR)
300,000	5.000		06/01/2050	302,104
480,000	5.000		06/01/2055	480,892
2,635,000	5.000		06/01/2063	2,595,939
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (NR/NR)
900,000	5.125		03/01/2052	609,773
George L Smith II Congress Center Authority RB for Convention Center Hotel Second Tier Series 2021B (NR/NR)
18,210,000	5.000	(d)	01/01/2054	16,446,935
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/NR)
3,690,000	3.625	(d)	01/01/2031	3,468,585
1,340,000	5.000	(d)	01/01/2036	1,341,730
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/BBB-)
11,905,000	4.000		01/01/2054	10,633,746
Main Street Natural Gas Inc. Gas Supply RB Series 2022C (NR/BBB-)
2,400,000	4.000	(d)	11/01/2024	2,383,126
2,990,000	4.000	(d)	11/01/2025	2,947,049
3,115,000	4.000	(d)	11/01/2026	3,050,147

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia – (continued)
Main Street Natural Gas Inc. Gas Supply RB Series 2023B (Aa1/NR)
$7,000,000	5.000	%(a)(b)	07/01/2053	$7,411,953
Main Street Natural Gas Inc., Gas Supply RB Series 2023E-1 (Aa1/NR)
7,235,000	5.000	(a)(b)	12/01/2053	7,728,286
Main Street Natural Gas Inc., Gas Supply RB, Series 2023C (Aa1/NR)
500,000	5.000	(a)(b)	09/01/2053	531,127
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A1/NR)
3,300,000	5.000		05/15/2043	3,372,030
17,350,000	5.000		05/15/2049	18,436,046
Main Street Natural Gas, Inc. Gas Supply RB, Series 2022B (A3/NR)
25,000,000	5.000	(a)(b)	12/01/2052	26,187,437
Main Street Natural Gas, Inc., Gas Supply RB Series 2024A (Aa1/NR)
13,750,000	5.000	(a)(b)	05/01/2054	14,730,371
Main Street Natural Gas, Inc., Gas Supply RB Series 2024B (Aa1/NR)
7,500,000	5.000	(a)(b)	12/01/2054	8,051,098
Municipal Electric Authority of Georgia Plant Vogtle Project J Bonds Series 2019A (A3/A)
5,000,000	5.000		01/01/2059	5,041,988
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (A3/A)
2,500,000	5.000		01/01/2039	2,577,668
7,000,000	5.000		01/01/2049	7,110,504
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (NR/NR)
1,500,000	4.000	(d)	01/01/2038	1,456,614

				152,158,177

Guam - 0.2%
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (AMT) (Baa2/NR)
610,000	5.125		10/01/2034	626,214
220,000	5.250		10/01/2035	226,712
510,000	5.250		10/01/2036	521,628
300,000	5.375		10/01/2040	304,676
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (AMT) (Baa2/NR)
975,000	5.375		10/01/2043	980,682
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
1,500,000	3.839		10/01/2036	1,246,412
1,925,000	4.460		10/01/2043	1,552,924
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (Ba1/B+)
7,680,000	5.000		02/01/2040	7,692,834
Guam Government Limited Obligation RB Section 30 Series 2016 A (NR/BB)
500,000	5.000		12/01/2031	512,918
Guam Government Limited Obligation Section 30 Bond Series 2016A (NR/BB)
3,000,000	5.000		12/01/2046	2,970,755

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Guam – (continued)
Guam Waterworks Authority RB for Water & Wastewater System Series 2020 A (Baa2/A-)
$1,540,000	5.000%		01/01/2050	$1,606,688
Guam Waterworks Authority Water & Wastewater RB Series 2016 (Baa2/A-)
5,000,000	5.000		01/01/2046	5,098,334

				23,340,777

Hawaii - 0.6%
Hawaii Pacific University Special Purpose RB Series 2013A (Dept of Budget & Fin of State of Hawaii) (NR/BB)
3,525,000	6.875	(d)	07/01/2043	3,527,084
Hawaii State Department of Budget & Finance for Hawaii Pacific Health Obligated Group Special Purpose RB Series 2023C (A1/NR)
21,965,000	4.000		07/01/2047	20,850,790
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (Ba3/NR)
300,000	4.000		03/01/2037	204,753
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (Ba3/NR)
14,170,000	3.200		07/01/2039	9,340,593
Hawaii State Department of Budget and Finance for Hawaiian Electric Company Inc. Special Purpose RB Series 2017A (Ba3/NR)
945,000	3.500		10/01/2049	611,824
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui'ula Development Series 2019 (NR/NR)
2,450,000	5.000		05/15/2044	2,486,176
State of Hawaii Airports System RB Series 2022A (A1/AA-)
2,750,000	5.000		07/01/2047	2,899,859
State of Hawaii Department of Budget and Finance Pacific University Special Purpose Revenue Refunding Bonds Series 2018 (NR/NR)
13,000,000	6.000	(d)	07/01/2028	13,298,050
State of Hawaii Department of Budget and Finance Special Purpose RB Refunding Series 2017A (Ba3/NR)
18,675,000	3.100		05/01/2026	14,840,421

				68,059,550

Illinois - 6.7%
Belleville Tax Increment & Sales Tax Refunding RB for Carlyle Green Mount Redevelopment Project Series 2021B (NR/NR)
915,000	3.750		07/01/2041	866,300
Board of Education of The City of Chicago Dedicated Capital Improvement Series 2017 (NR/NR)
1,725,000	5.000		04/01/2046	1,738,950
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2012A (Ba1/BB+)
2,500,000	5.000		12/01/2042	2,499,826
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2022A (NR/BB+)
6,665,000	5.000		12/01/2047	6,739,620
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2023A (NR/BB+)
2,925,000	6.000		12/01/2049	3,248,456
Board of Education of The City of Chicago UT GO Refunding Bonds Dedicated Revenues, Series 2017G (NR/BB+)
8,000,000	5.000		12/01/2044	8,037,874

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (NR/NR)
$16,000,000	6.000%		04/01/2046	$16,766,384
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB+)
9,310,000	0.000	(e)	12/01/2029	7,396,434
6,345,000	0.000	(e)	12/01/2030	4,844,197
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB+)
185,000	0.000	(e)	12/01/2029	146,975
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (Baa3/BBB+)
160,000	0.000	(e)	01/01/2031	122,471
Chicago Illinois Board of Education GO Bonds Series 2017 A (NR/BB+)
5,500,000	7.000	(d)	12/01/2046	5,974,911
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/BB+)
23,595,000	0.000	(e)	12/01/2031	17,227,667
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (Ba1/BB+)
6,330,000	5.500		12/01/2027	6,537,511
3,000,000	5.500		12/01/2028	3,134,360
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (NR/BB+)
20,125,000	5.250		12/01/2035	20,141,120
10,410,000	5.250		12/01/2039	10,409,891
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2005 A (AMBAC) (Ba1/BB+)
2,300,000	5.500		12/01/2030	2,455,386
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba1/BB+)
13,525,000	6.038		12/01/2029	13,317,291
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2012 B (Ba1/BB+)
11,675,000	4.000		12/01/2035	11,539,768
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (NR/BB+)
54,375,000	7.000		12/01/2044	56,579,498
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (NR/BB+)
61,035,000	6.500		12/01/2046	63,830,665
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2017H (NR/BB+)
16,390,000	5.000		12/01/2046	16,417,953
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (Baa3/BBB+)
11,415,000	0.000	(e)	01/01/2032	8,349,931
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (Baa3/BBB+)
1,700,000	5.500		01/01/2037	1,713,316
100,000	5.500		01/01/2040	100,499
Chicago Illinois GO Bonds Series 2015 A (NR/BBB+)
4,180,000	5.500		01/01/2039	4,203,017

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 E (Baa3/BBB+)
$3,775,000	5.500%	01/01/2042	$3,790,979
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 F (Baa3/BBB+)
2,500,000	5.500	01/01/2042	2,510,582
Chicago Illinois GO Refunding Bonds Series 2015 C (NR/BBB+)
14,455,000	5.000	01/01/2038	14,544,926
Chicago Illinois O’Hare International Airport RB General Airport Senior Lien Series 2017D (AMT) (NR/A+)
255,000	5.000	01/01/2047	257,979
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (NR/AA)
5,460,000	4.000	01/01/2052	5,147,701
Chicago Park District GO Bonds Limited Tax Series 2018 A (NR/AA-)
2,585,000	4.000	01/01/2041	2,520,767
City of Chicago Board of Education Dedicated Capital Improvement Tax Bonds Series 2023 (NR/NR)
6,850,000	5.750	04/01/2048	7,633,292
City of Chicago Board of Education UT GO Bonds for Dedicated Revenues Series 2018D (NR/BB+)
14,270,000	5.000	12/01/2046	14,192,421
City of Chicago Board of Education UT GO Bonds Series 2018D (NR/BB+)
15,205,000	5.000	12/01/2046	15,241,568
City of Chicago Board of Education UT GO Bonds Series 2022A (NR/BB+)
4,700,000	4.000	12/01/2047	4,198,120
City of Chicago Chicago O’Hare International Airport General Airport Senior Lien Revenue and RR Bonds Series 2018A (AMT) (NR/A+)
7,670,000	5.000	01/01/2048	7,857,146
City of Chicago GO Bonds Series 2019A (NR/BBB+)
5,000,000	5.500	01/01/2049	5,208,685
City of Chicago GO Bonds Series 2021B (NR/BBB+)
2,383,000	4.000	01/01/2049	2,198,822
City of Chicago IL GO Bonds Series 2019 (NR/BBB+)
5,000,000	5.000	01/01/2044	5,147,425
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (AMT) (AGM) (NR/AA)
20,000,000	5.500	01/01/2053	21,395,804
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (AMT) (NR/A+)
1,165,000	5.250	01/01/2053	1,223,141
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2017D (NR/A+)
6,550,000	5.000	01/01/2052	6,603,056
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (NR/A+)
2,400,000	4.500	01/01/2048	2,378,090
1,000,000	5.500	01/01/2055	1,073,703
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2018A (BAM) (NR/AA)
2,500,000	4.000	01/01/2043	2,436,673
City of Chicago, Chicago O’Hare International Airport General Airport Senior Lien RB Series 2015C (AMT) (NR/A+)
1,000,000	5.000	01/01/2046	1,001,797

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
$1,675,000	5.800%		03/01/2037	$1,411,457
County of Will Illinois GO Bonds Series 2019 (Aa1/AA+)
2,500,000	4.000		11/15/2047	2,373,854
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
963,000	5.625		03/01/2036	963,688
Eastern Illinois Economic Development Authority Business District RB for Remington Road & I-57 Business District Series 2023 (NR/NR)
4,875,000	6.000		05/01/2046	4,892,356
Illinois Finance Authority RB for Clark-Lindsey Series 2022A (NR/NR)
950,000	5.375		06/01/2042	870,039
Illinois Finance Authority RB for Depaul College Prep Foundation Series 2023A (NR/BB+)
4,000,000	5.625	(d)	08/01/2053	4,172,173
Illinois Finance Authority RB for Dominican University Series 2022 (NR/BBB-)
1,200,000	5.000		03/01/2047	1,140,282
1,050,000	5.000		03/01/2052	972,736
Illinois Finance Authority RB for Lake Forest College Series 2022A (NR/BBB)
2,250,000	5.500		10/01/2047	2,306,739
1,925,000	5.250		10/01/2052	1,925,022
Illinois Finance Authority RB for Plymouth Place Series 2022A (NR/NR)
1,750,000	6.625		05/15/2052	1,802,457
3,700,000	6.750		05/15/2058	3,838,963
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)
12,425,000	6.125	(d)	04/01/2049	12,137,775
Illinois Finance Authority RB for Roosevelt University Series 2019A (NR/NR)
1,400,000	6.125	(d)	04/01/2058	1,335,756
Illinois Finance Authority RB for University of Illinois Series 2020 (NR/BBB+)
1,000,000	4.000		10/01/2040	937,188
950,000	4.000		10/01/2050	842,788
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (NR/NR)
1,335,000	4.000		05/15/2027	1,313,815
2,825,000	5.000		05/15/2037	2,842,662
1,055,000	5.000		05/15/2047	1,008,977
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Ba2/NR)
1,500,000	4.000		09/01/2035	1,327,445
1,725,000	5.000		09/01/2036	1,663,086
2,000,000	4.000		09/01/2037	1,695,835
2,000,000	4.000		09/01/2039	1,641,695
1,500,000	5.000		09/01/2040	1,384,429
1,500,000	4.000		09/01/2041	1,195,167
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (Baa3/A-)
500,000	5.000		09/01/2036	512,434
3,470,000	5.000		09/01/2046	3,492,358

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (NR/NR)
$950,000	5.000%		05/15/2051	$779,764
765,000	5.000		05/15/2056	612,752
Illinois Finance Authority RB Series 2021 (NR/BB+)
2,125,000	4.000	(d)	10/01/2042	1,768,741
Illinois Finance Authority RB Series 2022A (NR/NR)
13,050,000	5.500		06/01/2057	11,603,453
Illinois Finance Authority RB, Columbia College Chicago, Series 2019 (NR/BBB+)
4,325,000	5.000		12/01/2049	4,290,794
Illinois Finance Authority Revenue Refunding Bonds for The Admiral at The Lake Project Series 2017 (NR/NR)
11,945,000	5.000		05/15/2033	11,226,420
Illinois State GO Bonds Series 2014 (A3/A-)
2,525,000	5.000		05/01/2029	2,527,714
5,000,000	5.000		05/01/2039	5,001,816
Illinois State GO Bonds Series 2017 A (A3/A-)
9,500,000	5.000		12/01/2035	9,971,054
1,805,000	4.500		12/01/2041	1,817,780
4,730,000	5.000		12/01/2042	4,845,428
Illinois State GO Bonds Series 2017 D (A3/A-)
2,740,000	5.000		11/01/2028	2,904,552
Illinois State GO Bonds Series 2018 A (A3/A-)
5,280,000	5.000		05/01/2042	5,450,939
5,280,000	5.000		05/01/2043	5,444,327
Illinois State GO Bonds Series 2019 C (A3/A-)
1,500,000	4.000		11/01/2042	1,428,818
Illinois State GO Bonds Series 2020 (A3/A-)
1,575,000	5.500		05/01/2039	1,733,082
4,250,000	5.750		05/01/2045	4,650,187
Illinois State GO Bonds Series 2020 C (A3/A-)
1,975,000	4.250		10/01/2045	1,917,579
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
1,466,000	6.250		03/01/2034	1,467,226
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Bonds McCormick Place Expansion 2002 A (NATL) (Baa2/A)
3,665,000	0.000	(e)	12/15/2029	3,016,964
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Bonds McCormick Place Expansion Proj * (NATL) (Baa2/A)
1,220,000	0.000	(e)	06/15/2028	1,053,970
Metropolitan Pier & Exposition Authority Dedicated State Tax RB for McCormick Place Expansion Series 2002A (NATL) (Baa2/A)
11,900,000	0.000	(e)	06/15/2038	6,799,601
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL) (Baa2/A)
13,500,000	0.000	(e)	12/15/2032	9,962,702
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (ETM) (NATL) (NR/NR)
530,000	0.000	(e)	06/15/2030	437,884
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (Baa2/A)
1,320,000	0.000	(e)	12/15/2031	1,011,444

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (A1/AA)
$3,200,000	0.000	%(e)	06/15/2044	$1,319,174
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 A (NR/A)
66,700,000	0.000	(e)	12/15/2056	12,298,980
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (AGM) (A1/AA)
18,400,000	0.000	(e)	12/15/2056	3,842,283
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (NR/A)
97,495,000	0.000	(e)	12/15/2054	20,055,316
Metropolitan Pier and Exposition Authority Dedicated State Tax RB Series 2002A (NATL) (Baa2/A)
2,200,000	0.000	(e)	12/15/2034	1,498,202
Metropolitan Pier and Exposition Authority McCormick Place Expansion Project RB, Series 2010B1 (AGM) (A1/AA)
3,455,000	0.000	(e)	06/15/2045	1,341,781
Metropolitan Pier and Exposition Authority McCormick Place Expansion Project Refunding Bonds Series 2022A (NR/A)
2,125,000	4.000		06/15/2052	1,927,837
Plano Special Service Area No. 5 Special Tax Bonds for Lakewood Springs Club Series 2006 (NR/NR)
1,412,000	6.000		03/01/2036	1,345,504
Regional Transportation Authority Illinois GO Bonds Series 2016 A (Aa3/AA)
5,000,000	4.000		06/01/2046	4,953,823
Southwestern Illinois Development Authority Environmental Improvement RB Series 2012 (United States Steel Corporation Project) (B1/BB-)
3,300,000	5.750		08/01/2042	3,300,735
State of Illinois GO Bonds Series 2014 (A3/A-)
3,435,000	5.250		02/01/2033	3,438,547
2,665,000	5.250		02/01/2034	2,667,441
State of Illinois GO Bonds Series 2017 A (A3/A-)
9,500,000	4.250		12/01/2040	9,430,909
State of Illinois GO Bonds Series 2017 D (A3/A-)
4,910,000	3.250		11/01/2026	4,832,300
State of Illinois GO Bonds Series 2017C (A3/A-)
10,000,000	5.000		11/01/2029	10,601,348
State of Illinois GO Bonds Series 2020C (A3/A-)
1,000,000	4.000		10/01/2041	969,963
State of Illinois GO Bonds Series 2021A (A3/A-)
4,520,000	4.000		03/01/2041	4,410,800
9,000,000	5.000		03/01/2046	9,442,464
State of Illinois GO Bonds Series 2022A (A3/A-)
3,000,000	5.500		03/01/2047	3,275,015
State of Illinois GO Bonds Taxable Build America Bonds Series 2010-1 (A3/A-)
7,733,846	6.630		02/01/2035	8,140,906
State of Illinois GO Refunding Bonds Series 2018A (A3/A-)
2,000,000	5.000		10/01/2028	2,158,833
State of Illinois GO Unlimited Bonds Series 2017 A (A3/A-)
2,750,000	4.000		12/01/2033	2,770,316
7,950,000	4.250		12/01/2037	7,975,916
State of Illinois Sales Tax RB Junior Obligation Series C (NR/A)
10,000,000	5.000		06/15/2044	11,045,888

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Upper Illinois River Valley Development Authority Educational Facility RB for Elgin Math & Science Academy Charter School Project Series 2023A (Ba2/NR)
$3,170,000	5.750	%(d)	03/01/2053	$3,169,816
Upper Illinois River Valley Development Authority RB Refunding for Prairie Crossing Charter School Series 2020 (NR/NR)
480,000	5.000	(d)	01/01/2045	458,481
1,800,000	5.000	(d)	01/01/2055	1,669,578
Village of Morton Grove Tax Increment Senior Lien RB for Sawmill Station Redevelopment Project Series 2019 (NR/NR)
2,000,000	5.000		01/01/2039	1,904,846
Village of Romeoville RB Refunding for Lewis University Series 2018 B (NR/BBB)
540,000	4.125		10/01/2041	474,523
2,330,000	4.125		10/01/2046	1,953,157

				725,303,797

Indiana - 0.3%
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (NR/BBB+)
1,300,000	5.000		02/01/2029	1,300,838
1,250,000	5.250		02/01/2034	1,251,018
1,500,000	5.000		02/01/2039	1,500,967
Indiana Finance Authority Educational Facilities RB for Marian University, Inc. Series 2019 A (NR/BBB)
400,000	4.000		09/15/2049	324,198
Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds Series 2021A (B1/BB-)
2,415,000	4.125		12/01/2026	2,414,586
Indiana Finance Authority Health System RR Bonds for Sisters of St. Francis Health Services, Inc. Obligated Group Series 2008I (Aa1/NR)
9,830,000	4.450	(a)(b)	11/01/2037	9,830,000
Indiana Finance Authority Midwestern Disaster Relief RB Series 2012A (Baa3/NR)
1,000,000	4.250		11/01/2030	998,756
Indiana Finance Authority RB for KIPP Indianapolis, Inc. Series 2020 A (Ba1/NR)
1,780,000	5.000		07/01/2055	1,632,875
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 B (Baa3/NR)
1,000,000	3.000		11/01/2030	928,801
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 C (Baa3/NR)
1,000,000	3.000		11/01/2030	928,802
Indiana Finance Authority Student Housing RB Series 2023A (NR/BBB-)
2,100,000	5.000		06/01/2053	2,161,117
5,500,000	5.375		06/01/2064	5,728,868
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (WR/NR)
7,520,823	6.500	*	11/15/2031	75
The Indianapolis Local Public Improvement Bond Bank, Indiana Convention Center Hotel Senior RB, Series 2023E (NR/BBB-)
2,750,000	6.000		03/01/2053	2,975,254
Town of Upland RB Refunding for Taylor University, Inc. Series 2021 (NR/A-)
3,300,000	2.500		09/01/2050	1,995,970

				33,972,125

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Iowa - 0.3%
Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds for Iowa Fertilizer Company Project Series 2022 (Baa3/BBB-)
$2,300,000	5.000	%(a)(b)	12/01/2050	$2,432,350
Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds Series 2022 (Baa3/BBB-)
15,800,000	5.000		12/01/2050	16,650,492
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-1 (NR/NR)
2,050,000	4.000		05/15/2055	1,455,126
3,600,000	5.000		05/15/2055	3,095,076
Iowa Finance Authority RB for Lifespace Communities, Inc. Series 2018A (NR/NR)
6,180,000	5.000		05/15/2043	5,768,411
3,350,000	5.000		05/15/2048	3,008,075
Iowa Higher Education Loan Authority Private College Facility RB Series 2022 (Baa1/BBB+)
975,000	5.375		10/01/2052	1,010,403
tobacco Settlement Authority Asset Backed Bonds Class 1 Senior Current Interest Bonds Series 2021A-2 (NR/BBB+)
3,000,000	4.000		06/01/2049	2,844,613

				36,264,546

Kansas - 0.1%
City of Manhattan Health Care Facilities RB Series 2022A (NR/NR)
2,070,000	4.000		06/01/2052	1,569,850
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
1,075,000	4.000		06/01/2046	866,290
City of Prairie Village Special Obligation Tax Increment Revenue Refunding Bonds Series 2021 (NR/NR)
535,000	2.875		04/01/2030	514,346
940,000	3.125		04/01/2036	878,415
City of Topeka Health Care Facilities RB for Brewster Place Series 2022A (NR/NR)
1,775,000	6.500		12/01/2052	1,804,147
City of Wichita Health Care Facilities RB for Presbyterian Manors Obligated Group Series III-2019 (NR/NR)
1,155,000	5.000		05/15/2028	1,114,944
1,215,000	5.000		05/15/2029	1,161,522
2,850,000	5.000		05/15/2034	2,579,610
1,190,000	5.000		05/15/2050	866,095
Kansas City Unified Government Sales Tax Special Obligation Capital Appreciation RB for Vacation Village Project Area Four - Multi-Sport Athletic Complex Project, Series 2015 (NR/NR)
2,440,000	0.000	(d)(e)	09/01/2034	1,023,949

				12,379,168

Kentucky - 0.2%
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022B (NR/NR)
3,150,000	4.450	(d)	01/01/2042	3,107,952
3,375,000	4.700	(d)	01/01/2052	3,343,758
City of Henderson, Kentucky Exempt Facilities RB Pratt Paper KY, LLC Project Series 2022A (NR/NR)
1,540,000	4.700	(d)	01/01/2052	1,525,744

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Kentucky – (continued)
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2006 B (A1/A)
$2,000,000	2.125%		10/01/2034	$1,594,567
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2008 A (A1/A)
3,000,000	2.000		02/01/2032	2,486,703
Kentucky Bond Development Corp. RB for Centre College of Kentucky Series 2021 (A3/A)
750,000	4.000		06/01/2046	709,731
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (NR/A-)
205,000	4.000		03/01/2046	182,727
Kentucky Economic Development Finance Authority Hospital RB Refunding for Louisville Arena Authority, Inc. Series 2017 A (AGM) (A1/AA)
900,000	4.000		12/01/2041	882,896
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (A1/AA)
2,925,000	4.000		06/01/2045	2,773,223
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (A3/A-)
3,600,000	5.000		08/01/2049	3,709,252
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 A (NR/A)
1,500,000	3.000		10/01/2043	1,163,645

				21,480,198

Louisiana - 0.8%
Calcasieu Parish Memorial Hospital Service District RB for Southwest Louisiana Healthcare System Obligated Group Series 2019 (NR/BB)
1,600,000	5.000		12/01/2034	1,601,422
4,765,000	5.000		12/01/2039	4,617,661
City of New Orleans Public Improvement Bonds Series 2021A (A2/A+)
5,000,000	5.000		12/01/2050	5,247,926
Juban Crossing Economic Development District Revenue and Refunding Bonds for General Infrastructure Projects Series 2015C (NR/NR)
6,585,000	7.000	(d)	09/15/2044	6,593,034
Lakeshore Villages Master Community Development District Special Assessment RB Series 2022 (NR/NR)
1,410,000	5.500		06/01/2052	1,428,885
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)
1,900,000	4.125	(d)	06/01/2039	1,726,572
2,300,000	4.375	(d)	06/01/2048	2,017,843
Lakeshore Villages Master Community Development District Special Assessment Series 2021 (NR/NR)
1,810,000	3.200		06/01/2041	1,464,593
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Downsville Community Charter School Project Series 2023 (NR/NR)
5,395,000	6.625	(d)	06/15/2062	5,449,934

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Louisiana – (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds for Westlake Chemical Corp. Project Series 2017 (Baa2/BBB)
$8,865,000	3.500%		11/01/2032	$8,545,528
Louisiana Public Facilities Authority RB for Geo Academies Mid-City Project Series 2022 (NR/NR)
930,000	6.125	(d)	06/01/2052	951,797
1,325,000	6.250	(d)	06/01/2062	1,357,860
Louisiana Public Facilities Authority RB for Jefferson Rise Charter School Project Series 2022A (NR/NR)
900,000	6.250	(d)	06/01/2052	883,538
1,850,000	6.375	(d)	06/01/2062	1,802,060
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (AGM) (NR/AA)
2,000,000	3.000		06/01/2050	1,521,542
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A3/A)
7,725,000	4.000		05/15/2042	7,527,913
3,100,000	5.000		05/15/2046	3,160,760
Louisiana Public Facilities Authority RB Series 2021A (NR/NR)
2,470,000	4.000	(d)	06/01/2051	1,830,307
2,070,000	4.000	(d)	06/01/2056	1,487,485
Louisiana Public Facilities Authority RB Series 2021C (NR/NR)
1,640,000	4.000	(d)	06/01/2051	1,215,264
1,065,000	4.000	(d)	06/01/2056	765,301
Louisiana Public Facilities Authority Revenue Bonds Series 2024A (NR/NR)
4,730,000	7.375	(d)	06/01/2054	4,717,928
4,600,000	7.500	(d)	06/01/2059	4,587,976
Louisiana Public Facilities Authority Revenue Refunding Bonds for Ochsner Clinic Foundation Project Series 2017 (A3/A)
10,000,000	5.000		05/15/2042	10,247,745
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (A2/A)
4,455,000	5.000		01/01/2040	4,468,106
Parish of St. James RB for NuStar Logistics LP Series 2008 (Ba3/BB-)
1,400,000	6.100	(a)(b)(d)	06/01/2038	1,535,878
Parish of St. James RB for NuStar Logistics LP Series 2010 (Ba3/BB-)
2,375,000	6.350	(d)	07/01/2040	2,590,372

				89,345,230

Maine - 0.1%
Finance Authority of Maine RB Series 2021 (NR/NR)
10,175,000	8.000	(d)	12/01/2051	7,093,210
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2018 A (A1/A+)
4,000,000	5.000		07/01/2048	4,124,427

				11,217,637

Maryland - 0.9%
Baltimore County RB for Riderwood Village Facility Series 2020 (NR/NR)
3,000,000	4.000		01/01/2039	2,949,873
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
2,950,000	4.500		09/01/2033	2,902,046

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR) – (continued)
$1,500,000	5.000%		09/01/2038	$1,488,730
City Council of Baltimore Convention Center Hotel Revenue Refunding Bonds Series 2017 (NR/B)
7,775,000	5.000		09/01/2042	7,454,815
City of Baltimore RB Refunding for Baltimore Hotel Corp. Series 2017 (NR/B)
1,400,000	5.000		09/01/2028	1,392,024
2,235,000	5.000		09/01/2039	2,196,690
14,715,000	5.000		09/01/2046	13,715,057
City of Baltimore Tax Allocation for Harbor Point Special Taxing District Project Series 2019 B (NR/NR)
325,000	3.550	(d)	06/01/2034	293,740
200,000	3.700	(d)	06/01/2039	172,399
300,000	3.875	(d)	06/01/2046	251,481
City of Baltimore Tax Allocation Refunding Senior Lien for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)
290,000	3.400	(d)	06/01/2034	261,500
310,000	3.450	(d)	06/01/2035	275,043
550,000	3.500	(d)	06/01/2039	471,937
1,650,000	3.625	(d)	06/01/2046	1,374,909
City of Brunswick Special Tax Refunding for Brunswick Crossing Special Taxing District Series 2019 (NR/NR)
1,450,000	5.000		07/01/2036	1,481,970
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (NR/NR)
2,370,000	4.000		01/01/2050	2,083,862
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (NR/NR)
1,850,000	4.000		01/01/2045	1,728,131
9,765,000	4.000		01/01/2050	8,785,640
County of Prince George’s Special Obligation Bonds for Westphalia town Center Project Series 2018 (NR/NR)
4,535,000	5.250	(d)	07/01/2048	4,472,452
Frederick County Urbana Community Development Authority Special Tax Series 2020 C (NR/NR)
3,755,000	4.000	(d)	07/01/2050	3,360,664
Maryland Economic Development Corp. RB for Baltimore City Project Series 2018 A (NR/BBB)
2,375,000	5.000		06/01/2058	2,393,382
Maryland Economic Development Corp. RB for Morgan State University Project Series 2020 (NR/BBB-)
925,000	4.000		07/01/2040	879,710
1,400,000	4.250		07/01/2050	1,281,112
1,025,000	5.000		07/01/2050	1,040,108
2,415,000	5.000		07/01/2056	2,438,386
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (Baa2/NR)
1,000,000	5.000		06/01/2044	1,026,704
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (AMT) (Baa2/NR)
2,250,000	5.000		06/01/2049	2,294,450
Maryland Economic Development Corp. RB for United States Social Security Administration Series 2021 (Ba2/NR)
6,105,000	3.997		04/01/2034	4,870,885

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)
Maryland Economic Development Corp. Senior Student Housing RB for Morgan State University Project Series 2022A (NR/ BBB-)
$1,000,000	5.750%		07/01/2053	$1,088,397
2,000,000	6.000		07/01/2058	2,202,134
Maryland Health & Higher Educational Facilities Authority RB Refunding for Frederick Health, Inc. Obligated Group Series 2020 (Baa1/NR)
1,000,000	4.000		07/01/2050	931,639
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (NR/BBB+)
840,000	3.000		10/01/2034	769,681
500,000	4.000		10/01/2040	478,681
Maryland Health and Higher Educational Facilities Authority RB for Monocacy Montessori Communities Issue Series 2023 (NR/NR)
900,000	6.125	(d)	07/01/2053	918,352
900,000	6.250	(d)	07/01/2063	919,456
Maryland Health and Higher Educational Facilities Authority RB Imagine Andrews Public Charter School Issue Series 2022A (NR/NR)
1,355,000	5.500	(d)	05/01/2052	1,300,725
Maryland Stadium Authority Baltimore City Public Schools Construction and Revitalization Program Revenue Bonds Series 2022C (ST INTERCEPT) (Aa3/AA-)
13,800,000	0.000	(e)	05/01/2053	3,370,715
10,125,000	0.000	(e)	05/01/2054	2,341,574
8,750,000	0.000	(e)	05/01/2055	1,915,785
Mayor and City Council of Baltimore City of Baltimore, Maryland Convention Center Hotel Revenue Refunding Bonds, Series 2017 (NR/B)
1,400,000	5.000		09/01/2035	1,388,111
Mayor and City Council of Baltimore Subordinate Special Obligation RB for Harbor Point Project Series 2022 (NR/NR)
1,450,000	5.000		06/01/2051	1,449,453

				92,412,403

Massachusetts - 0.9%
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2023 Series D (Aa1/AA+)
50,000,000	5.000		10/01/2050	54,068,770
Commonwealth of Massachusetts GO Limited Bonds Series 2016 E (Aa1/AA+)
2,130,000	3.000		04/01/2044	1,773,693
Massachusetts Development Finance Agency RB for Boston Medical Center Series G (Baa2/BBB)
1,740,000	5.250		07/01/2052	1,867,723
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (NR/NR)
1,000,000	5.000	(d)	11/15/2033	1,047,194
900,000	5.000	(d)	11/15/2038	940,673
2,350,000	5.125	(d)	11/15/2046	2,432,087
Massachusetts Development Finance Agency RB for Merrimack College Series 2022 (NR/BBB-)
2,075,000	5.000		07/01/2052	2,111,390
Massachusetts Development Finance Agency RB for Simmons College Issue Series 2015 K-1 (Baa2/BBB-)
1,950,000	5.000		10/01/2036	1,975,907

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Massachusetts – (continued)
Massachusetts Development Finance Agency RB for Simmons University issue, Series 2023 N (Baa2/BBB-)
$580,000	5.250%		10/01/2039	$609,101
1,450,000	5.000		10/01/2043	1,470,131
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (NR/BBB-)
24,315,000	5.000		07/01/2044	23,873,695

				92,170,364

Michigan - 2.3%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)
106,985,536	4.000	(b)	04/01/2044	84,537,542
City of Detroit GO Bonds Series 2020 (Baa2/BB+)
665,000	5.500		04/01/2031	725,830
470,000	5.500		04/01/2033	512,668
280,000	5.500		04/01/2034	305,263
300,000	5.500		04/01/2035	326,378
245,000	5.500		04/01/2036	265,417
465,000	5.500		04/01/2037	500,190
495,000	5.500		04/01/2038	529,533
355,000	5.500		04/01/2039	378,233
690,000	5.500		04/01/2040	732,043
1,360,000	5.500		04/01/2045	1,423,446
City of Detroit GO Bonds Series 2021 A (Baa2/BB+)
900,000	5.000		04/01/2050	915,757
City of Detroit GO Bonds Series 2021 B (Baa2/BB+)
1,145,000	2.960		04/01/2027	1,059,441
950,000	3.110		04/01/2028	864,466
450,000	3.244		04/01/2029	401,557
125,000	3.344		04/01/2030	109,013
475,000	3.644		04/01/2034	386,436
City of Detroit MI GO Bonds Series 2020 (Baa2/BB+)
295,000	5.500		04/01/2032	321,852
City of Detroit Unlimited Tax GO Bonds Series 2021A Tax-Exempt Social Bonds (Baa2/BB+)
675,000	4.000		04/01/2042	631,614
City of Detroit UT GO Bonds Series 2021A (Baa2/BB+)
2,750,000	5.000		04/01/2046	2,808,188
City of Detroit, County of Wayne, Unlimited Tax GO Bonds Series 2023C (Tax Exempt) (Baa2/BB+)
1,200,000	6.000		05/01/2043	1,347,553
City of Detroit, County of Wayne, Unlimited Tax GO Bonds Series 2021A (Baa2/BB+)
725,000	4.000		04/01/2041	685,337
City of Detroit, County of Wayne, Unlimited Tax GO Social Bonds Series 2023A (Tax Exempt) (Baa2/BB+)
3,675,000	6.000		05/01/2039	4,181,247
City of Kalamazoo Economic Development Corporation Limited Obligation RB for Heritage Community of Kalamazoo Revel Creek Project Series 2020A (NR/NR)
3,880,000	5.000		05/15/2055	3,222,628
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (NR/AA)
3,330,000	5.000		07/01/2036	3,332,023
11,250,000	5.000		07/01/2048	10,954,758
Detroit Financial Recovery Bonds LT Series B-2 (NR/NR)
3,401,333	4.000	(b)	04/01/2044	2,687,656

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (Aa3/AA) (3M USD LIBOR + 0.60%)
$4,675,000	4.346	%(f)	07/01/2032	$4,470,334
Grand Rapids Charter township Economic Development Corp. RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (NR/NR)
7,875,000	5.000		05/15/2037	7,524,108
4,125,000	5.000		05/15/2044	3,664,133
Ivywood Classical Academy Public School Academy Bonds, Series 2023 (NR/NR)
900,000	6.000		01/01/2054	896,187
900,000	6.250		01/01/2059	904,557
Kentwood Economic Development Corp. RB for Holland Home Obligated Group Series 2021 (NR/NR)
475,000	4.000		11/15/2045	374,840
Kentwood Economic Development Corp. RB Refunding for Holland Home Obligated Group Series 2022 (NR/NR)
1,725,000	4.000		11/15/2043	1,397,056
Michigan Finance Authority Act 38 Facilities Senior RB for the Henry Ford Health Detroit South Campus Central Utility Plant Project Series 2024 (Green Bonds) (A3/NR)
2,790,000	4.375	(h)	02/28/2054	2,743,837
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A2/A)
975,000	4.000		11/15/2050	885,834
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (A1/NR)
1,550,000	4.000		02/15/2050	1,432,136
Michigan Finance Authority Local Government Loan Program RB for Detroit Water & Sewage Department Water Supply System Project Series 2014D (Aa3/AA-)
1,600,000	5.000		07/01/2034	1,602,916
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (Aa3/AA)
2,175,000	5.000		07/01/2032	2,180,476
1,750,000	5.000		07/01/2033	1,753,189
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A1/A+)
1,600,000	5.000		07/01/2033	1,614,564
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (Aa3/AA)
1,000,000	5.000		07/01/2035	1,002,071
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (Aa3/AA-)
750,000	5.000		07/01/2035	757,919
Michigan Finance Authority Public School Academy Limited Obligation Revenue & Revenue Refunding Bonds Series 2021 (NR/BB+)
800,000	4.000		12/01/2041	663,062
1,230,000	4.000		12/01/2051	939,170

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
Michigan Finance Authority Public School Academy Limited Obligation Revenue Refunding Bonds Series 2021 (NR/NR)
$1,515,000	4.250%		12/01/2039	$1,225,438
1,190,000	5.000		12/01/2046	992,019
Michigan Finance Authority RB Refunding for Hanley International Academy, Inc. Series 2021 (NR/BB+)
1,000,000	5.000		09/01/2040	985,648
Michigan Finance Authority RB Refunding for Kettering University Series 2020 (NR/A-)
475,000	4.000		09/01/2045	441,236
500,000	4.000		09/01/2050	447,243
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 A-1 (NR/A-)
7,225,000	3.267		06/01/2039	6,605,149
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)
252,800,000	0.000	(e)	06/01/2065	28,538,466
Michigan Mathematics & Science Initiative RB Refunding Series 2021 (NR/BB+)
805,000	4.000		01/01/2031	773,593
1,115,000	4.000		01/01/2041	979,056
1,695,000	4.000		01/01/2051	1,388,023
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (A1/AA)
2,545,000	4.125		06/30/2035	2,568,937
Michigan Strategic Fund RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (NR/NR)
1,875,000	5.000		05/15/2037	1,791,454
1,400,000	5.000		05/15/2044	1,243,585
Michigan Strategic Fund Variable Rate Limited Obligation RB for Graphic Packaging International Coated Recycled Board Machine Project Green Bonds Series 2021 (Ba2/BB)
6,700,000	4.000	(a)(b)	10/01/2061	6,693,687
Michigan tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (NR/CCC-)
42,935,000	0.000	(e)	06/01/2052	5,576,840
Michigan Tobacco Settlement Finance Authority Tobacco Settlement Asset Backed RB Series C (NR/NR)
360,835,000	0.000	(e)	06/01/2058	14,420,807
Star International Academy RB Refunding Series 2020 (NR/BBB)
4,080,000	5.000		03/01/2033	4,175,618
Tipton Academy Michigan Public School Academy RB Series 2021 (NR/BB)
5,055,000	4.000		06/01/2051	3,659,899
Universal Academy RB Refunding Series 2021 (NR/BBB-)
1,035,000	4.000		12/01/2040	931,880

				242,391,036

Minnesota - 0.3%
City of St. Paul Housing & Redevelopment Authority Charter School Lease RB for Higher Ground Academy Project Series 2023 (NR/BB+)
1,630,000	5.500		12/01/2057	1,658,399
City of Woodbury RB Refunding for Math & Science Academy Series 2020 A (NR/BB+)
540,000	4.000		12/01/2040	455,468
425,000	4.000		12/01/2050	324,631

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Minnesota – (continued)
Duluth Economic Development Authority Health Care Facilities RB for Essentia Health Obligated Group Series 2018A (NR/A-)
$18,575,000	5.250%		02/15/2058	$18,992,674
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (NR/A-)
1,365,000	4.250		02/15/2048	1,309,695
Duluth Economic Development Authority RB Refunding for Benedictine Health System Obligated Group Series 2021 A (NR/NR)
1,400,000	4.000		07/01/2036	1,210,022
Duluth Independent School District No.709 COPS Refunding Series 2019 A (Baa1/NR)
755,000	4.000	(c)	03/01/2029	776,710
1,260,000	4.000	(c)	03/01/2032	1,296,231
685,000	4.200	(c)	03/01/2034	708,494
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (NR/BB+)
1,525,000	5.000		05/01/2032	1,521,929
2,400,000	5.000		05/01/2047	2,143,315
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (Baa2/NR)
425,000	4.000		12/01/2034	416,645
650,000	4.000		12/01/2040	590,412

				31,404,625

Mississippi - 0.1%
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development RB Series 2010L (Aa2/AA-/A-1+)
3,185,000	4.350	(a)(b)	11/01/2035	3,185,000
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2021 (Baa2/BBB)
4,000,000	2.375		06/01/2044	2,504,473
Mississippi Development Bank Special Obligation Bonds Series 2021 (NR/BB)
1,225,000	5.000	(d)	10/01/2030	1,273,761
1,530,000	5.000	(d)	10/01/2033	1,583,332
850,000	4.000	(d)	10/01/2034	795,262
700,000	4.000	(d)	10/01/2035	652,839
750,000	4.000	(d)	10/01/2036	690,941
3,000,000	4.000	(d)	10/01/2041	2,533,215

				13,218,823

Missouri - 0.4%
Branson Regional Airport Transport Development District Series 2018A, B, & C (NR/NR)
545,266	5.000	(b)(d)*	04/01/2043	16,358
Branson Regional Airport Transport Development District Series 2018B & C (NR/NR)
2,752,991	5.000	(b)(d)*	04/01/2043	82,590
Cape Girardeau County IDA Health Facilities RB for Southeast HEALTH Obligated Group Series 2021 (A1/A+)
950,000	4.000		03/01/2041	932,679
Cape Girardeau County IDA Health Facilities RB for SoutheastHEALTH Obligated Group Series 2021 (A1/A+)
2,825,000	3.000		03/01/2046	2,156,662

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Missouri – (continued)
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (A1/A+)
$1,925,000	5.000%		03/01/2036	$2,000,506
City of Branson Industrial Development Authority Tax Increment Refunding RB for Branson Shoppes Redevelopment Project Series 2017A (NR/NR)
2,050,000	4.000		11/01/2027	1,979,993
City of St. Louis IDA Tax Increment Financing RB for St. Louis Innovation District Project Series 2022 (NR/NR)
2,550,000	5.000		05/15/2041	2,568,444
Health and Educational Facilities Authority of The State of Missouri Health Facilities RB Wright Memorial Hospital Series 2019 (NR/NR)
1,065,000	5.000		09/01/2029	1,091,794
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)
4,750,000	5.250	(d)	12/01/2048	4,754,913
Joplin Industrial Development Authority RB for 32nd Street Place Community Improvement District Series 2021 (NR/NR)
945,000	3.500		11/01/2040	857,126
2,450,000	4.250		11/01/2050	2,043,158
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)
1,000,000	5.000	(d)	04/01/2036	965,827
1,150,000	5.000	(d)	04/01/2046	1,038,703
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (NR/A-)
830,000	5.000		09/01/2038	865,621
2,600,000	5.000		09/01/2048	2,659,093
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (NR/NR)
1,330,000	5.000		09/01/2033	1,359,836
Missouri Southern State University RB Series 2019 A (AGM) (NR/AA)
400,000	3.000		10/01/2044	330,431
500,000	3.125		10/01/2049	397,031
Plaza at Noah’s Ark Community Improvement District RB Refunding Series 2021 (NR/NR)
1,375,000	3.125		05/01/2035	1,188,936
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
3,250,000	4.750		11/15/2047	2,486,288
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)
1,250,000	5.750	*	04/01/2027	112,500
Taney County IDA Sales Tax Revenue Improvement Bonds for Big Cedar Infrastructure Project Series 2023 (NR/NR)
4,170,000	6.000	(d)	10/01/2049	4,176,693
University City IDA Tax Increment Special District RB for Markets at Olive Project Series 2023A (NR/NR)
2,175,000	4.875		06/15/2036	2,219,085
5,500,000	5.500		06/15/2042	5,551,478

				41,835,745

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Nevada - 0.4%
City of Henderson Local Improvement District No. T-21 Local Improvement Bonds Series 2022 (NR/NR)
$690,000	3.500%		09/01/2045	$516,656
470,000	4.000		09/01/2051	376,551
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
285,000	4.250		06/01/2037	280,236
410,000	4.375		06/01/2042	398,408
465,000	4.500		06/01/2047	448,354
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR)
475,000	4.000		06/01/2039	430,090
1,310,000	4.000		06/01/2044	1,113,066
1,305,000	4.000		06/01/2049	1,061,247
City of Las Vegas Special Improvement District No. 815 Special Assessment Series 2020 (NR/NR)
935,000	5.000		12/01/2049	888,973
City of Las Vegas Special Improvement District No. 816 Special Assessment Series 2021 (NR/NR)
600,000	3.000		06/01/2041	437,947
1,270,000	3.125		06/01/2051	834,893
City of North Las Vegas Special Improvement District No. 64 Special Assessment Bonds Series 2019 (NR/NR)
325,000	4.250		06/01/2034	322,195
320,000	4.625		06/01/2043	311,230
560,000	4.625		06/01/2049	531,602
City of Sparks RB Refunding for Nevada Tourism Improvement District No. 1 Senior Project Series 2019 A (Baa2/NR)
1,395,000	2.750	(d)	06/15/2028	1,341,415
Department of Business and Industry RB for Brightline West Passenger Rail Project, Series 2020A-3 (NR/NR)
9,200,000	8.125	(a)(b)(d)	01/01/2050	9,393,414
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
685,000	5.125		03/01/2025	656,665
Henderson Local Improvement District No. T-18 Limited Obligation RB Series 2016 (NR/NR)
2,130,000	4.000		09/01/2035	1,969,732
Las Vegas Convention & Visitors Authority Convention Center Expansion RB Series 2018B (Aa3/AA-)
3,700,000	4.000		07/01/2049	3,490,491
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (Aa3/AA-)
700,000	5.000		07/01/2030	737,718
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
2,635,000	5.000		07/01/2045	2,684,179
2,825,000	5.000		07/01/2051	2,850,741
Washoe County Nevada Gas and Water Facilities Refunding RB Series 2016B (Non-AMT) (A2/A)
5,000,000	4.125	(a)(b)	03/01/2036	5,077,557
Washoe County Nevada Gas and Water Facilities Refunding RB Series 2016C (AMT) (A2/A)
3,000,000	4.125	(a)(b)	03/01/2036	3,046,534

				39,199,894

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Hampshire - 0.5%
National Finance Authority RB for Presbyterian Senior Living Project Series 2023A (NR/NR)
$2,300,000	5.250%		07/01/2048	$2,375,958
New Hampshire Business Finance Authority RB for Casella Waste Systems, Inc. Series 2013 (B1/B+)
1,800,000	2.950	(d)	04/01/2029	1,664,180
New Hampshire Business Finance Authority RB Refunding for Covanta Holding Corp. Series 2020 A (B3/B)
6,800,000	3.625	(a)(b)(d)	07/01/2043	5,317,273
New Hampshire Business Finance Authority RB Refunding for Covanta Holding Corp. Series 2020 B (AMT) (B3/B)
10,545,000	3.750	(a)(b)(d)	07/01/2045	8,289,063
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
12,450,000	4.000		01/01/2051	9,477,905
New Hampshire Health and Education Facilities Authority RB for Dartmouth Hitchcock Health Obligated Group 2020 A (AGM-CR) (NR/AA)
5,000,000	5.000		08/01/2059	5,381,726
New Hampshire Health and Education Facilities Authority RB Refunding for Dartmouth-Hitchcock Obligation Group Series 2017 A (NR/A)
2,150,000	5.000		08/01/2033	2,268,008
3,170,000	5.000		08/01/2035	3,334,451
2,000,000	5.000		08/01/2036	2,096,111
5,350,000	5.000		08/01/2037	5,585,371
2,935,000	5.000		08/01/2038	3,053,666
4,235,000	5.000		08/01/2039	4,392,816
1,710,000	5.000		08/01/2040	1,766,186

				55,002,714

New Jersey - 4.3%
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (Baa2/NR)
1,000,000	4.750		06/15/2032	1,000,276
1,000,000	5.000		06/15/2037	1,000,167
1,000,000	5.125		06/15/2043	1,000,102
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (NR/BB-)
500,000	5.000		07/01/2037	500,978
1,150,000	5.000		07/01/2047	1,104,106
New Jersey Economic Development Authority RB Refunding for New Jersey Natural Gas Co. Series 2011 C (AMT) (A1/NR)
6,000,000	3.000		08/01/2041	4,929,637
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (Ba3/BB-)
5,000,000	5.625		11/15/2030	5,050,660
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 1999 (Ba3/BB-)
23,275,000	5.250		09/15/2029	23,324,215
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 2000 (Ba3/BB-)
5,000,000	5.625		11/15/2030	5,050,659

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Economic Development Authority State Lease RB for Health Department Project Series 2018 A (A2/A-)
$2,470,000	5.000%		06/15/2047	$2,536,735
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (A2/A-)
5,000,000	5.000		06/15/2042	5,168,176
New Jersey Economic Development Authority Tax Exempt Private Activity Bonds for Goethals Bridge Replacement Project Series 2013 (NR/BBB+)
1,000,000	5.375		01/01/2043	1,002,630
New Jersey Educational Facilities Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2017 F (Caa1/BB)
3,450,000	4.000		07/01/2042	2,523,905
New Jersey Educational Facilities Authority RB for Seton Hall University Series 2020 C (AGM) (A1/AA)
1,110,000	3.250		07/01/2049	904,280
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology 2020 Series A (NR/BBB+)
1,710,000	5.000		07/01/2045	1,762,479
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology Series 2020 A (NR/BBB+)
3,350,000	3.000		07/01/2050	2,457,984
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (A1/ AA)
9,700,000	4.125		07/01/2038	9,701,985
New Jersey State Transportation Trust Fund Authority Transportation System Bonds Series 2006C (AMBAC) (A2/A-)
93,770,000	0.000	(e)	12/15/2036	58,895,859
New Jersey State Transportation Trust Fund Authority Transportation System Bonds Series 2006C (AGM) (A1/AA)
25,400,000	0.000	(e)	12/15/2034	17,984,117
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (A2/A-)
115,550,000	0.000	(e)	12/15/2035	76,790,208
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (A2/A-)
47,575,000	0.000	(e)	12/15/2035	31,435,310
35,245,000	0.000	(e)	12/15/2038	19,689,661
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A2/A-)
4,000,000	0.000	(e)	12/15/2026	3,656,336
1,900,000	0.000	(e)	12/15/2034	1,317,243
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (A2/A-)
15,000,000	5.000		06/15/2038	15,022,559
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (A2/A-)
1,000,000	5.250		06/15/2041	1,015,552
2,500,000	5.000		06/15/2045	2,524,132
1,770,000	5.000		06/15/2046	1,785,483

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (A2/A-)
$10,000,000	0.000	%(e)	12/15/2030	$8,077,275
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (A1/AA)
11,150,000	0.000	(e)	12/15/2033	8,217,476
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (A2/A-)
52,985,000	0.000	(e)	12/15/2036	33,072,405
5,470,000	0.000	(e)	12/15/2037	3,238,692
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (A2/A-)
3,280,000	0.000	(e)	12/15/2033	2,371,621
1,565,000	0.000	(e)	12/15/2036	976,848
5,000,000	0.000	(e)	12/15/2038	2,793,256
16,175,000	0.000	(e)	12/15/2039	8,588,678
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A2/ A+)
1,130,000	5.000		06/15/2030	1,168,022
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (A2/A-)
5,275,000	4.250		12/15/2038	5,374,759
New Jersey Transportation Trust Fund Authority RB Series 2018 (A2/A-)
3,500,000	5.000		12/15/2033	3,788,908
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (A2/A-)
935,000	3.000		06/15/2050	715,454
New Jersey Transportation Trust Fund Authority Transportation Program Bonds 2020 Series AA (A2/A-)
5,000,000	4.000		06/15/2050	4,779,420
New Jersey Transportation Trust Fund Authority Transportation Program Bonds, 2023 Series AA (A2/A-)
5,325,000	4.250		06/15/2044	5,381,492
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (A2/A-)
7,000,000	5.250		06/15/2043	7,366,534
New Jersey Transportation Trust Fund Authority Transportation RB Series 2009 A (A2/A-)
230,000	0.000	(e)	12/15/2032	172,517
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2023 Series A (A2/A-)
5,200,000	4.250		06/15/2040	5,389,486
New Jersey Turnpike Authority RB Series 2024 B (A1/AA-)
10,000,000	4.125	(h)	01/01/2054	9,769,405
New Jersey Turnpike Authority Turnpike RB Series 2022 B (A1/AA-)
1,500,000	4.500		01/01/2048	1,546,431
3,000,000	5.250		01/01/2052	3,284,896
Passaic County Improvement Authority Charter School RB for Paterson Arts & Science Charter School Project Series 2023 (NR/BBB-)
900,000	5.500		07/01/2058	921,657
South Jersey Transport Corp. Subordinated Marine Terminal RB Series 2017B (A3/NR)
20,000,000	5.000		01/01/2048	20,364,464

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
South Jersey Transportation Authority Transportation System RB 2022 Series A (Baa2/BBB+)
$1,500,000	4.625%		11/01/2047	$1,534,613
Tobacco Settlement Financing Corp. RB Series 2018 B (NR/BBB-)
13,510,000	5.000		06/01/2046	13,737,422
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (NR/NR)
11,570,000	6.750	(d)	12/01/2041	7,532,964
Union County Improvement Authority Solid Waste Disposal RB Series 2019 (AMT) (NR/NR)
2,480,000	6.000	(d)	12/01/2025	2,279,762

				461,579,891

New Mexico - 0.1%
City of Santa Fe RB for El Castillo Retirement Residences Obligated Group Project Series 2019 A (NR/NR)
500,000	5.000		05/15/2044	469,772
1,000,000	5.000		05/15/2049	905,822
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-)
500,000	4.000		09/01/2033	514,404
375,000	4.000		09/01/2034	383,266
300,000	4.000		09/01/2035	303,626
1,200,000	4.000		09/01/2040	1,128,828
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Receipts Tax Increment Bonds Series 2022 (NR/NR)
4,825,000	4.250	(d)	05/01/2040	4,502,618

				8,208,336

New York - 8.5%
Brooklyn Arena Local Development Corp. Pilot RB for Barclays Center Project Series 2009 (Ba1/NR)
9,610,000	0.000	(e)	07/15/2045	3,634,866
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (A1/AA)
1,240,000	3.000		07/15/2043	966,435
Brooklyn Arena Local Development Corp. Pilot Revenue Refunding Bonds for Barclays Center Series 2016A (Ba1/NR)
19,300,000	5.000		07/15/2042	19,614,445
Brooklyn Arena Local Development Corp. RB for Brooklyn Events Center LLC Series 2009 (Ba1/NR)
5,740,000	0.000	(e)	07/15/2046	2,056,161
Build NYC Resource Corp. RB for Global Community Charter School Project Series 2022A (NR/BB+)
1,175,000	5.000		06/15/2052	1,148,843
950,000	5.000		06/15/2057	920,033
Build NYC Resource Corp. RB for Grand Concourse Academy Charter School Project Series 2022A (NR/BBB-)
670,000	5.000		07/01/2052	670,677
505,000	5.000		07/01/2056	500,385
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)
4,920,000	5.000	(d)	12/01/2051	4,319,331
1,100,000	5.000	(d)	12/01/2055	950,323
Build NYC Resource Corp. RB for Kipp NYC Public School Facilities Canal West Project Series 2022 (NR/BBB-)
2,750,000	5.250		07/01/2052	2,835,231
2,000,000	5.250		07/01/2057	2,052,700

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Build NYC Resource Corp. RB for Kipp NYC Public School Facilities Canal West Project Series 2022 (NR/BBB-) – (continued)
$5,000,000	5.250%		07/01/2062	$5,114,692
Build NYC Resource Corp. RB for NEW World Preparatory Charter School Series 2021 A (NR/NR)
590,000	4.000	(d)	06/15/2051	446,827
450,000	4.000	(d)	06/15/2056	330,399
Build NYC Resource Corp. RB for Shefa School Series 2021 A (NR/NR)
850,000	2.500	(d)	06/15/2031	739,195
4,965,000	5.000	(d)	06/15/2051	4,629,632
Build NYC Resource Corp. Tax Exempt RB Series 2022A (NR/NR)
6,125,000	6.500	(d)	07/01/2042	6,217,815
1,900,000	6.500	(d)	07/01/2052	1,916,021
1,850,000	6.500	(d)	07/01/2057	1,852,096
Build NYC Resource Corp. Taxable RB Taxable Series 2022A (NR/NR)
1,900,000	9.750	(d)	07/01/2032	1,849,274
Build NYC Resource Corporation RB for Classical Charter Schools Project Series 2023A (NR/BBB-)
800,000	4.750		06/15/2058	767,677
Build NYC Resource Corporation RB for Unity Preparatory Charter School of Brooklyn Project, Series 2023A (NR/BB)
725,000	5.500	(d)	06/15/2053	736,446
1,275,000	5.500	(d)	06/15/2063	1,285,879
City of New York GO Bonds Fiscal 2022 Series D Tax Exempt Bonds Subseries D-1 (Aa2/AA)
4,100,000	4.500		05/01/2049	4,196,161
City of New York GO Bonds Fiscal 2024 Series C (Aa2/AA)
10,000,000	4.125		03/01/2054	9,744,083
City of New York GO Tax Exempt Bonds 2020 Series D (Aa2/AA)
5,250,000	4.000		03/01/2050	5,090,293
Dormitory Authority of The State of New York State Personal Income Tax RB General Purpose, Series 2024A (Tax-Exempt) (Aa1/NR)
16,565,000	4.000		03/15/2054	15,876,411
Dutchess County Local Development Corp. RB for Health QuestSystems, Inc. Project Series 2016B (Baa3/BBB)
18,375,000	5.000		07/01/2046	18,438,495
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (NR/BBB-)
1,000,000	5.000		07/01/2040	1,032,105
2,565,000	5.000		07/01/2045	2,610,089
5,775,000	5.000		07/01/2051	5,815,236
Empire State Development New York State Urban Development Corp. State Personal Income Tax RB Series 2020E (NR/AA+)
1,710,000	3.000		03/15/2050	1,326,100
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)
66,000,000	0.000	(d)(e)	06/01/2060	4,369,688
Hempstead town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (NR/BBB)
900,000	5.000		07/01/2033	923,079
850,000	5.000		07/01/2035	867,414
670,000	5.000		07/01/2036	680,748

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Huntington Local Development Corp. RB for Gurwin Independent Housing Obligated Group Series 2021 A (NR/NR)
$5,060,000	5.250%		07/01/2056	$4,095,145
Metropolitan Transportation Authority RB Green Bond Series 2016 A-1 (A3/A-)
625,000	5.000		11/15/2027	645,768
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (A3/A-)
7,950,000	4.750		11/15/2045	8,183,030
2,000,000	5.000		11/15/2050	2,078,258
2,000,000	5.250		11/15/2055	2,097,519
Metropolitan Transportation Authority RB Green Bond Series 2020 D-3 (A3/A-)
5,285,000	4.000		11/15/2050	4,952,466
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-1 (A3/A-)
950,000	4.000		11/15/2035	960,299
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-2 (A3/A-)
650,000	0.000	(e)	11/15/2040	320,234
Metropolitan Transportation Authority RB Refunding Green Bond Series 2024A (A3/A-)
16,330,000	5.250		11/15/2049	17,687,327
Metropolitan Transportation Authority RB Refunding Green Bond Series 2024A (BAM) (A3/AA)
27,600,000	4.000		11/15/2048	26,348,925
Metropolitan Transportation Authority RB Refunding Series 2016 D (A3/A-)
735,000	5.000		11/15/2029	763,833
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2019C (AGM) (A1/AA)
1,785,000	4.000		11/15/2048	1,704,088
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2020A-1 (A3/A-)
4,435,000	4.000		11/15/2040	4,452,327
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2020D (A3/A-)
5,000,000	5.000		11/15/2045	5,275,502
Metropolitan Transportation Authority Transportation Revenue Green Bonds Subseries 2020A-1 (AGM) (A1/AA)
10,000,000	4.000		11/15/2050	9,438,122
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2015C (A3/A-)
550,000	5.250		11/15/2028	566,211
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3/A-)
4,415,000	4.000		11/15/2045	4,229,585
Metropolitan Transportation Authority Transportation Revenue Variable Rate Bonds Subseries 2015E-1 (Aa2/AA/A-1)
14,050,000	4.450	(a)(b)	11/15/2050	14,050,000
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)
202,665,000	0.000	(e)	06/01/2060	13,158,127
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500		02/15/2048	1,990,761
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A1/AA)
11,615,000	3.000		01/01/2046	9,344,583

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (Baa1/NR)
$1,975,000	3.000%		03/01/2049	$1,458,598
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (A1/AA)
16,470,000	3.000		03/01/2049	12,786,112
New York City Municipal Water Finance Authority New York City Municipal Water Finance Authority Water and Sewer System Second Resolution RB Adjustable Rate 2007 Series Cc-2 (Aa1/AA+/A-1+)
6,075,000	4.400	(a)(b)	06/15/2038	6,075,000
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2021 Series Ee Subseries Ee-1 and Ee-2 (Aa1/AA+/A-1)
6,840,000	4.500	(a)(b)	06/15/2045	6,840,000
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2021 Series Ee Subseries Ee-1 and Ee-2 (Aa1/AA+/A-1+)
16,280,000	4.500	(a)(b)	06/15/2045	16,280,000
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2023 Series Cc (Aa1/AA+/A-1)
15,800,000	4.450	(a)(b)	06/15/2053	15,800,000
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal 2009 Subseries Bb-1 (Aa1/AA+/A-1)
14,925,000	4.400	(a)(b)	06/15/2039	14,925,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2019 Subseries C-4 (Aa1/AAA/A-1)
21,325,000	4.450	(a)(b)	11/01/2044	21,325,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2024 Series A, Subseries A-1 Tax Exempt Bonds (Aa1/AAA)
5,000,000	4.000		05/01/2053	4,745,747
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)
178,305,000	0.000	(e)	06/01/2060	13,015,623
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 (NR/NR)
6,250,000	5.150	(d)	11/15/2034	6,272,701
21,095,000	5.375	(d)	11/15/2040	21,161,829
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 Class 3 (NR/NR)
29,525,000	7.250	(d)	11/15/2044	29,745,079
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)
42,270,000	5.000	(d)	11/15/2044	42,282,939
New York Liberty Development Corp. Revenue Refunding Bonds for World Trade Center Project Series 2021A (BAM-TCRS) (NR/AA)
10,585,000	3.000		11/15/2051	8,088,333
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-2 (A1/NR)
1,350,000	2.625		09/15/2069	1,232,637
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (Baa1/NR)
1,430,000	2.800		09/15/2069	1,286,060

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York NY GO Bonds 2008 L-4 (Aa1/AA+/A-1)
$7,540,000	4.500	%(a)(b)	04/01/2038	$7,540,000
New York State Dormitory Authority Personal Income Tax General Purpose RB Series 2020A (Aa1/NR)
1,695,000	4.000		03/15/2043	1,691,953
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 B (Baa1/NR)
150,000	3.560		07/01/2026	144,571
150,000	3.670		07/01/2027	143,236
60,000	3.760		07/01/2028	56,808
300,000	3.820		07/01/2029	280,795
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
715,000	4.000		07/01/2031	686,516
870,000	4.000		07/01/2032	829,281
925,000	4.000		07/01/2033	875,791
845,000	4.000		07/01/2035	784,991
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (AGM) (A1/AA)
8,480,000	3.000		09/01/2050	6,274,593
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (Baa3/BBB-)
3,160,000	4.000		09/01/2045	2,854,986
2,325,000	4.000		09/01/2050	2,053,382
New York State Dormitory Authority Revenues Non State Supported Debt Series 2022 1- A (NR/AA-)
8,000,000	4.000		07/01/2051	7,711,800
New York State Environmental Facilities Corp Solid Waste Disposal RB Series 2014 (B1/B+)
1,685,000	2.875	(a)(b)(d)	12/01/2044	1,536,587
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (B1/B+)
2,905,000	2.750	(a)(b)	09/01/2050	2,824,690
New York State Environmental Facilities Corporation Solid Waste Disposal RB for Casella Waste Systems, Inc. Project Series 2020R-2 (B1/B+)
2,475,000	5.125	(a)(b)(d)	09/01/2050	2,534,599
New York State Thruway Authority General RB Series P (A1/A+)
2,135,000	5.250		01/01/2054	2,335,508
New York State Thruway Authority General RB Series P (A1/A+)
2,070,000	5.000		01/01/2049	2,239,576
New York State Thruway Authority New York State Personal Income Tax Revenue Green Bonds, Series 2022C (Climate Bond Certified) (NR/AA+)
5,000,000	5.000		03/15/2054	5,356,535
New York State Urban Development Corporation State Personal Income Tax RB (General Purpose) Series 2023A (Tax-Exempt) (Aa1/NR)
18,900,000	5.000		03/15/2058	20,225,695
30,000,000	5.000		03/15/2063	31,983,135
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2020C (AGM-CR) (A1/AA)
975,000	4.000		12/01/2040	964,979
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (Baa3/NR)
1,315,000	5.000		01/01/2031	1,362,966
4,665,000	5.000		01/01/2033	4,834,594
2,075,000	5.000		01/01/2034	2,149,434

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (Baa3/NR) – (continued)
$10,465,000	4.000%	01/01/2036	$10,464,482
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
7,150,000	5.000	01/01/2036	7,380,158
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (Baa3/NR)
9,000,000	4.000	10/01/2030	9,030,680
7,580,000	5.000	10/01/2035	8,034,848
12,975,000	5.000	10/01/2040	13,440,451
5,405,000	4.375	10/01/2045	5,327,186
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (AMT) (NR/NR)
10,000,000	4.000	04/30/2053	8,373,055
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (AMT) (Baa1/NR)
700,000	4.000	12/01/2039	673,722
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (Baa2/NR)
7,590,000	5.000	07/01/2041	7,530,699
8,500,000	5.000	07/01/2046	8,373,303
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (Baa2/NR)
22,935,000	5.250	01/01/2050	22,952,474
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (AMT) (Baa2/NR)
10,000,000	4.000	07/01/2046	8,985,839
New York Transportation Development Corp. Special Facilities RB for John F. Kennedy International Airport New Terminal One Project Green Bonds Series 2023 (AMT) (Baa3/NR)
3,425,000	6.000	06/30/2054	3,795,730
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (Baa2/NR)
2,500,000	4.000	07/01/2033	2,417,972
2,500,000	4.000	07/01/2041	2,334,538
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (NR/B+)
7,235,000	5.250	08/01/2031	7,690,511
9,565,000	5.375	08/01/2036	10,098,419
New York Transportation Development Corporation Special Facilities RB, Series 2023 (Delta Air Lines, Inc. - Laguardia Airport Terminals C&D Redevelopment Project) (Baa3/BB+)
6,875,000	5.625	04/01/2040	7,499,835
New York Transportation Development Corporation Special Facilities RB, Series 2023 (JFK International Airport New Terminal One Project) (Green Bonds) (Baa3/NR)
6,850,000	5.375	06/30/2060	7,239,418
Oneida County Local Development Corp. RB Mohawk Valley Health System Project Series 2019 (Tax-Exempt) (AGM) (NR/AA)
420,000	4.000	12/01/2032	425,472
710,000	4.000	12/01/2033	718,601

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (NR/AA)
$910,000	4.000%		12/01/2038	$896,429
1,470,000	3.000		12/01/2039	1,228,079
980,000	3.000		12/01/2040	805,344
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (NR/NR)
405,000	4.000		07/01/2039	370,959
4,835,000	3.000		07/01/2044	3,442,713
Oneida Indian Nation Tax RB Series 2024B (Federally Tax- Exempt) (NR/NR)
2,300,000	6.000	(d)	09/01/2043	2,449,577
Port Authority of New York Consolidated Bonds 234th Series (Aa3/AA-)
1,850,000	5.250		08/01/2047	1,989,274
2,300,000	5.500		08/01/2052	2,496,501
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2022A (A3/A-)
6,510,000	4.250		05/01/2052	6,310,373
Suffolk Regional Off-Track Betting Corporation Tax Exempt GO RB Series 2024 (NR/NR)
13,800,000	5.750	(h)	12/01/2044	14,060,809
13,800,000	6.000	(h)	12/01/2053	14,045,655
Town of Hempstead Local Development Corp. Education RB for Evergreen Charter School Project Series 2022A (NR/BB)
5,155,000	5.500		06/15/2057	5,219,003
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Green Bonds Series 2024A (NR/AA+)
48,695,000	5.000		05/15/2054	52,513,823
Triborough Bridge & Tunnel Authority Sales Tax RB for TBTA Capital Lockbox City Sales Tax Series 2023A (NR/AA+)
10,000,000	4.250		05/15/2058	9,827,433
Triborough Bridge & Tunnel Authority Sales Tax RB Subseries 2024A-1 (NR/AA+)
15,000,000	4.125		05/15/2064	14,451,785
Triborough Bridge and Tunnel Authority General Revenue Variable Rate Refunding Bonds Subseries 2005B-4C (Aa1/AA+/A-1)
13,715,000	4.500	(a)(b)	01/01/2031	13,715,000
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (Ba1/BBB-)
5,845,000	5.000		11/01/2046	5,757,391
Westchester County Local Development Corporation RB, Series 2023 (Westchester Medical Center Obligated Group Project) (NR/BBB-)
900,000	6.250		11/01/2052	1,026,749
Western Regional off-Track Betting Corp. RB Refunding Series 2021 (NR/NR)
1,785,000	4.125	(d)	12/01/2041	1,415,113
Yonkers Economic Development Corp. RB for Charter School of Educational Excellence Project Series 2019 A (NR/NR)
475,000	5.000		10/15/2039	480,712
610,000	5.000		10/15/2049	599,750
530,000	5.000		10/15/2054	511,498
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (NR/BB)
725,000	5.000		10/15/2040	733,444

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (NR/BB) – (continued)
$1,325,000	5.000%	10/15/2050	$1,296,391

			910,896,252

North Carolina - 0.4%
Greater Asheville Regional Airport Authority Airport System RB Series 2022A (AMT) (AGM) (A1/AA)
4,565,000	5.500	07/01/2047	4,998,026
Greater Asheville Regional Airport Authority Airport System RB Series 2023 (AGM) (A1/AA)
6,740,000	5.250	07/01/2053	7,204,617
North Carolina Department of Transportation Tax Exempt Private Activity Bonds Series 2015 (NR/NR)
3,345,000	5.000	12/31/2037	3,373,412
North Carolina Department of Transportation Tax Exempt Private Activity RB Series 2015 (NR/NR)
5,000,000	5.000	06/30/2054	4,902,344
North Carolina Medical Care Commission RB for Forest at Duke, Inc. Obligated Group Series 2021 (NR/NR)
365,000	4.000	09/01/2046	301,922
North Carolina Medical Care Commission RB for Lutheran Services for the Aging, Inc. Obligated Group Series 2021 A (NR/NR)
1,000,000	4.000	03/01/2041	844,006
6,025,000	4.000	03/01/2051	4,523,058
North Carolina Medical Care Commission RB for Maryfield, Inc. Obligated Group Series 2020 A (NR/NR)
1,400,000	5.000	10/01/2045	1,268,170
3,260,000	5.000	10/01/2050	2,881,135
North Carolina Medical Care Commission RB for Rex Hospital, Inc. Obligated Group Series 2020 A (A2/AA-)
2,000,000	3.000	07/01/2045	1,568,567
North Carolina Medical Care Commission RB Refunding for The Presbyterian Home at Charlotte, Inc. Series 2019 A (NR/NR)
1,500,000	4.000	07/01/2039	1,249,162
1,650,000	5.000	07/01/2039	1,557,312
1,035,000	4.000	07/01/2044	797,182
1,160,000	5.000	07/01/2044	1,047,614
North Carolina Medical Care Commission Retirement Facilities First Mortgage RB Series 2024A (NR/NR)
1,460,000	5.000	10/01/2049	1,499,473
2,745,000	5.125	10/01/2054	2,821,490

			40,837,490

North Dakota - 0.0%
City of Grand Forks Health Care System RB for Altru Health System Series 2021 (AGM) (A1/AA)
1,925,000	3.000	12/01/2051	1,386,172

Ohio - 4.3%
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/ BBB+)
8,200,000	3.000	06/01/2048	6,258,099

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
$130,620,000	5.000%		06/01/2055	$123,523,154
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)
331,880,000	0.000	(e)	06/01/2057	34,543,929
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset Backed Refunding Bonds Series 2020 (NR/BBB+)
3,330,000	4.000		06/01/2048	3,090,713
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
2,400,000	5.250		11/01/2037	2,381,498
1,000,000	5.250		11/01/2047	918,933
2,320,000	5.250		11/01/2050	2,095,811
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (Ba3/BB-)
22,500,000	5.375		09/15/2027	22,504,543
Cleveland-Cuyahoga County Port Authority Tax Allocation for Flats East Bank TIF District Series 2021 B (NR/NR)
2,490,000	4.500	(d)	12/01/2055	2,112,537
Cleveland-Cuyahoga County Port Authority Tax Allocation Refunding for Flats East Bank TIF District Series 2021 A (NR/ BB)
1,345,000	4.000	(d)	12/01/2055	1,101,429
Columbus-Franklin County Finance Authority Lease RB for The Cornerstone Academy Community School Series 2023 (NR/NR)
6,425,000	7.000	(d)	07/01/2053	6,520,007
County of Cuyahoga Health Care and Independent Living Facilities Refunding RB for Eliza Jennings Senior Health Care Network Series 2022A (NR/NR)
1,655,000	5.000		05/15/2032	1,632,130
2,775,000	5.375		05/15/2037	2,737,602
3,910,000	5.500		05/15/2042	3,753,860
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (NR/NR)
550,000	4.000		09/01/2040	479,072
825,000	4.000		09/01/2045	672,980
1,075,000	5.000		09/01/2049	980,632
County of Franklin Health Care Facilities RB for Ohio Living Communities Series 2023 (NR/NR)
4,600,000	5.250		07/01/2041	4,548,209
12,065,000	5.500		07/01/2041	12,238,524
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
8,280,000	5.250		11/15/2055	7,425,505
County of Lucas Hospital RB for Promedica Healthcare Obligated Group Series 2015B (Ba2/BB)
1,470,000	4.000		11/15/2045	1,159,883
County of Lucas Hospital RB for Promedica Healthcare Obligated Group Series 2018A (Ba2/BB)
47,885,000	5.250		11/15/2048	47,341,223
County of Summit Green Local School District Improvement Bonds Series 2022A (SD CRED PROG) (NR/AA+)
4,205,000	5.500		11/01/2059	4,537,041

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Cuyahoga County Ohio Hospital RB for Metrohealth System Series 2017 (Baa2/BBB)
$9,110,000	5.250%		02/15/2047	$9,203,520
3,450,000	5.000		02/15/2057	3,445,777
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (Baa2/BBB)
29,500,000	8.223		02/15/2040	33,175,370
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa2/BBB)
7,520,000	5.000		02/15/2042	7,598,772
7,500,000	4.750		02/15/2047	7,386,343
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (NR/BBB-)
13,400,000	5.000		12/01/2051	13,069,820
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (NR/NR)
2,000,000	5.000		01/01/2042	1,944,814
1,610,000	5.000		01/01/2046	1,531,993
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (Ba2/BB+)
10,050,000	5.000		02/15/2048	9,195,355
Northeast Ohio Medical University RB Refunding Series 2021 A (Baa1/NR)
450,000	3.000		12/01/2040	360,680
200,000	4.000		12/01/2045	179,058
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (NR/NR)
10,610,000	4.500	(d)	01/15/2048	10,277,818
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)
2,135,000	3.750	(d)	01/15/2028	2,128,940
4,230,000	4.250	(d)	01/15/2038	4,194,910
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (NR/NR)
4,790,000	5.000		12/01/2050	4,406,518
Ohio State Higher Education Facilities RB Series 2020 (A3/NR)
10,060,000	5.000		01/15/2050	10,380,287
Ohio State Hospital RB Refunding for Aultman Health Foundation Obligated Group Series 2018 (NR/NR)
1,075,000	5.000	(d)	12/01/2033	1,073,319
2,085,000	5.000	(d)	12/01/2038	1,972,026
5,000,000	5.000	(d)	12/01/2048	4,447,639
Ohio State RB Refunding for University Hospitals Health System, Inc. Obligated Group Series 2020 A (A2/A)
2,000,000	3.000		01/15/2045	1,541,755
Port of Greater Cincinnati Development Authority Education RB Series 2021 (NR/NR)
2,750,000	4.375	(a)(b)	06/15/2056	2,681,444
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)
2,090,000	4.250	(d)	12/01/2050	1,843,584
Port of Greater Cincinnati Development Authority Special Obligation Development TIF RB, Series 2016B (NR/NR)
4,225,000	5.000		12/01/2046	4,029,171
State of Ohio Higher Educational Facility RB for Capital University 2022 Project (NR/BBB-)
1,800,000	6.000		09/01/2047	1,802,721
3,225,000	6.000		09/01/2052	3,177,433

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
State of Ohio Hospital RB for University Hospital Health System Series 2021A (A2/A)
$22,915,000	4.000%		01/15/2046	$21,997,967
State of Ohio Hospital RB Series 2020A (A2/A)
3,000,000	4.000		01/15/2050	2,764,703
toledo-Lucas County Port Authority Parking System RB Series 2021 (Baa3/NR)
1,475,000	4.000		01/01/2043	1,357,564
950,000	4.000		01/01/2046	851,604
950,000	4.000		01/01/2051	818,180
2,520,000	4.000		01/01/2057	2,105,247

				463,501,646

Oklahoma - 0.9%
Norman Regional Hospital Authority RB Norman Regional Hospital Authority Obligated Group Series 2019 (Ba1/BBB-)
1,075,000	4.000		09/01/2045	897,183
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (Ba3/BB-)
31,535,000	5.500		08/15/2057	32,459,881
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (A1/AA)
2,400,000	4.000		08/15/2052	2,127,912
2,000,000	4.125		08/15/2057	1,808,001
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018B (Ba3/BB-)
2,050,000	5.250		08/15/2048	2,105,113
8,005,000	5.500		08/15/2052	8,254,975
Oklahoma Water Resources Board Revolving Fund RB for Drinking Water Program Series 2023A (OK CERF) (NR/AAA)
1,000,000	4.000		04/01/2048	975,384
4,000,000	4.125		04/01/2053	3,899,888
Tulsa Authority for Economic Opportunity Increment District No. 8 Tax Allocation for Santa Fe Square Project Series 2021 (NR/NR)
7,130,000	4.375	(d)	12/01/2041	6,506,333
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
4,680,000	5.500		12/01/2035	4,680,943
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
25,675,000	5.500		12/01/2035	25,680,173
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (NR/B+)
5,670,000	5.000	(a)(b)	06/01/2035	5,711,694

				95,107,480

Oregon - 0.1%
Clackamas County Hospital Facility Authority RB Refunding for Rose Villa, Inc. Obligated Group Series 2020 A (NR/NR)
130,000	5.250		11/15/2050	121,858
225,000	5.375		11/15/2055	211,821
Oregon Facilities Authority Tax Exempt RB Refunding Bonds for Samaritan Health Services Project 2020 Series A (NR/BBB+)
270,000	5.000		10/01/2028	282,390
Oregon State Facilities Authority RB Refunding for Willamette University Series 2021 A (Baa2/NR)
1,000,000	4.000		10/01/2051	847,745

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Oregon – (continued)
Port of Portland International Airport RB Series 28 (NR/AA-)
$2,400,000	4.000%		07/01/2047	$2,284,495
Yamhill County Hospital Authority Revenue and Refunding Tax Exempt Bonds Series 2021A (NR/NR)
1,825,000	5.000		11/15/2051	1,457,999

				5,206,308

Pennsylvania - 2.8%
Allegheny County Airport Authority Airport RB Series 2021A (AMT) (A2/NR)
3,000,000	5.000		01/01/2056	3,072,696
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A USD (NR/A)
32,000,000	4.000		04/01/2044	30,452,131
Allegheny County IDA Penn Hills Charter School of Entrepeneurship Series A (NR/BB)
1,305,000	4.000		06/15/2041	1,100,570
975,000	4.000		06/15/2051	750,513
1,070,000	4.000		06/15/2056	800,512
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B1/BB-)
3,900,000	4.875		11/01/2024	3,907,258
3,150,000	5.125		05/01/2030	3,301,377
Allentown Neighborhood Improvement Zone Development Authority Subordinate Tax RB for City Center Project Series 2022 (NR/NR)
6,275,000	5.250	(d)	05/01/2042	6,237,923
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Project Series 2024 (Ba3/ NR)
7,750,000	5.000	(d)	05/01/2042	7,748,943
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (Ba3/NR)
250,000	5.000	(d)	05/01/2027	255,219
1,400,000	5.000	(d)	05/01/2032	1,428,993
15,735,000	5.000	(d)	05/01/2042	15,677,234
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (Ba3/NR)
1,000,000	5.000	(d)	05/01/2033	1,026,331
3,000,000	5.000	(d)	05/01/2042	2,988,986
Berks County IDA Health System RB for tower Health Project Series 2017 (WR/CCC+)
8,745,000	5.000		11/01/2050	4,510,019
Berks County Industrial Development Authority Health System RB for tower Health Project Series 2017 (WR/CCC+)
1,450,000	3.750		11/01/2042	751,881
Berks County Industrial Development Authority RB Refunding for tower Health Obligated Group Series 2017 (WR/CCC+)
950,000	5.000		11/01/2029	512,537
1,745,000	5.000		11/01/2030	930,114
1,425,000	5.000		11/01/2034	740,873
Berks County Industrial Development Authority RB Refunding for Tower Health Obligated Group Series 2017 (WR/CCC+)
9,500,000	4.000		11/01/2047	4,920,558

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Bucks County IDA Hospital RB for Grand View Hospital Project Series 2021 (NR/BB-)
$11,200,000	4.000%		07/01/2051	$8,322,471
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (NR/BB-)
4,005,000	5.000		07/01/2054	3,044,576
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (NR/NR)
1,250,000	5.000		10/01/2037	1,270,420
Chester County IDA RB for Collegium Charter School Project Series 2022 (NR/BB)
2,850,000	6.000	(d)	10/15/2052	2,876,419
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (Ba2/NR)
500,000	5.000		08/01/2035	499,983
1,000,000	5.000		08/01/2045	950,838
Clairton Municipal Authority Sewer RB Series 2012 B (NR/BBB+)
1,000,000	5.000		12/01/2042	1,000,045
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (A1/AA)
2,325,000	4.000		06/01/2039	2,338,008
Cumberland County Municipal Authority RB Series 2015 (NR/NR)
745,000	5.000		01/01/2038	747,764
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (NR/BB-)
5,100,000	5.875	(d)	10/15/2040	4,439,344
17,325,000	6.250	(d)	10/15/2053	14,472,822
Dauphin County General Authority University RB for Harrisburg University of Science & Technology Project Series 2017 (NR/BB-)
950,000	5.000	(d)	10/15/2034	831,921
Doylestown Hospital Authority Commonwealth of Pennsylvania Hospital RB 2013 Series A (B3/CCC)
2,000,000	5.000		07/01/2025	1,995,713
2,095,000	5.000		07/01/2026	2,093,679
555,000	5.000		07/01/2027	554,976
1,000,000	5.000		07/01/2028	1,000,023
Doylestown Hospital Authority RB Series 2016A (B3/NR)
180,000	4.000	(c)	07/01/2045	189,280
Doylestown Hospital Authority RB Series 2016A (B3/CCC)
445,000	5.000		07/01/2041	431,951
1,620,000	4.000		07/01/2045	1,328,158
1,340,000	5.000		07/01/2046	1,264,343
Doylestown Hospital Authority RB Series 2019A (NR/NR)
105,000	5.000	(c)	07/01/2041	109,090
310,000	5.000	(c)	07/01/2046	322,076
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
1,100,000	5.000		12/01/2043	953,337
900,000	5.000		12/01/2048	751,483
1,750,000	5.000		12/01/2053	1,418,237
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (A2/AA-) (3M USD LIBOR + 0.77%)
52,950,000	4.501	(f)	05/01/2037	47,659,241

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (NR/NR)
$750,000	5.000%		03/01/2045	$632,115
Latrobe Industrial Development Authority RB for Seton Hill University Series of 2021 (NR/BBB-)
285,000	5.000		03/01/2032	292,893
Latrobe Industrial Development Authority RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
450,000	4.000		03/01/2035	422,941
465,000	4.000		03/01/2036	431,945
275,000	4.000		03/01/2037	250,920
335,000	4.000		03/01/2039	293,246
250,000	4.000		03/01/2040	215,944
250,000	4.000		03/01/2041	213,288
625,000	4.000		03/01/2046	502,180
675,000	4.000		03/01/2051	518,173
Lincoln University of The Commonwealth System of Higher Education RB Refunding Tax Exempt Social Bonds 2023 Series A (Baa3/NR)
3,420,000	5.250		07/01/2044	3,322,279
Mercer County Industrial Development Authority College RB for Thiel College Project Series 2020 (NR/NR)
2,400,000	6.125	(d)	10/01/2050	1,531,763
Northampton County Industrial Development Authority RB Refunding for Morningstar Senior Living, Inc. Obligated Group Series 2019 (NR/NR)
1,900,000	5.000		11/01/2044	1,689,370
2,100,000	5.000		11/01/2049	1,809,899
Northeastern Pennsylvania Hospital & Education Authority RB for King’s College Project Series 2019 (NR/BBB)
945,000	5.000		05/01/2044	901,786
1,245,000	5.000		05/01/2049	1,152,050
Pennsylvania Economic Development Financing Authority RB for Presbyterian Senior Living Project, Series 2023B-1 (NR/NR)
1,850,000	5.250		07/01/2049	1,907,277
Pennsylvania Economic Development Financing Authority RB for Presbyterian Senior Living Project, Series 2023B-2 (NR/NR)
2,750,000	5.000		07/01/2042	2,847,509
2,300,000	5.250		07/01/2046	2,388,677
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
2,250,000	4.000		07/01/2046	2,025,349
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (Baa2/NR)
1,375,000	5.250		06/30/2053	1,461,026
6,825,000	6.000		06/30/2061	7,662,529
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (AGM) (A1/AA)
5,000,000	5.000		12/31/2057	5,271,248
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (AGC) (WR/AA)
	(3M USD LIBOR + 0.65%)
10,850,000	4.396	(f)	07/01/2039	9,441,683
	(3M USD LIBOR + 0.60%)
5,885,000	4.346	(f)	07/01/2027	5,834,399

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (NR/BB-)
$5,645,000	5.000%		05/01/2042	$4,621,837
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (Baa3/NR)
365,000	5.000		07/01/2031	366,025
400,000	5.000		07/01/2035	395,739
Philadelphia Authority for Industrial Development Charter School RB for Green Woods Charter School Project Series 2022A (NR/BB+)
1,705,000	5.250		06/15/2052	1,646,499
Philadelphia Authority for Industrial Development Charter School RB for Tacony Academy Charter School Project Series 2023 (NR/BB+)
1,150,000	5.375	(d)	06/15/2038	1,173,752
1,600,000	5.500	(d)	06/15/2043	1,625,260
Philadelphia Authority For Industrial Development La Salle University RB Series 2017 (NR/BB-)
3,480,000	4.000		05/01/2042	2,488,966
Philadelphia Authority For Industrial Development La Salle University RB Series 2024 (NR/BB-)
18,735,000	6.250	(d)	05/01/2042	17,764,527
Philadelphia Authority for Industrial Development RB for Independence Charter School Series 2019 (NR/NR)
2,225,000	5.000		06/15/2050	1,991,711
Philadelphia Authority for Industrial Development RB for MaST Community Charter School II Series 2020 A (NR/BBB-)
310,000	5.000		08/01/2040	308,430
1,075,000	5.000		08/01/2050	1,020,155
Philadelphia Hospitals and Higher Education Facilities Authority RB for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
3,000,000	5.000		07/01/2034	3,069,812
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (Baa3/BBB)
4,490,000	5.000		07/01/2032	4,601,801
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (NR/BBB+)
1,820,000	5.000		11/15/2028	1,821,381
Susquehanna Area Regional Airport Authority Airport System RB Series 2017 (Baa3/NR)
2,325,000	5.000		01/01/2038	2,364,814
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (Baa3/NR)
1,100,000	5.000		01/01/2035	1,128,851
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (NR/BB+)
475,000	5.000		10/01/2039	449,970
1,125,000	5.000		10/01/2049	988,327
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (WR/CCC+)
5,195,000	5.000		11/01/2044	2,689,541
Upper Dauphin IDA RB for Pennsylvania Steam Academy Charter School Project Series 2022A (NR/NR)
4,485,000	6.250	(d)	07/01/2057	4,314,834

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Washington County Redevelopment Authority RB Refunding for Victory Center Tax Increment Financing Project Series 2018 (NR/BB)
$1,000,000	5.000%		07/01/2028	$1,001,353
1,000,000	5.000		07/01/2035	1,004,627
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (Baa3/NR)
1,400,000	4.000		07/01/2037	1,301,172
Westmoreland County Industrial Development Authority Tax Exempt RB for Excela Health Project Series 2020A (Baa2/ NR) (Baa3/NR)
620,000	5.000		07/01/2028	642,540

				303,783,279

Puerto Rico - 8.9%
HTA Trust Certificates Class L-2028 Units (NR/NR)
3,919,542	5.250		07/01/2038	3,920,428
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2020A (NR/NR)
27,100,000	5.000	(d)	07/01/2035	28,583,332
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2022A (NR/NR)
9,270,000	5.000	(d)	07/01/2037	9,770,073
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2022A (Senior Lien) (NR/NR)
7,870,000	5.000	(d)	07/01/2033	8,480,593
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)
42,415,000	5.000	(d)	07/01/2047	43,139,847
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 2021 C (NR/NR)
9,400,000	3.500	(d)	07/01/2026	9,070,422
9,400,000	3.750	(d)	07/01/2027	9,000,488
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding Series 2022 A (NR/NR)
2,000,000	4.000	(d)	07/01/2042	1,900,247
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Series 2021 A (NR/NR)
2,500,000	4.000	(d)	07/01/2042	2,375,308
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Series 2021 B (NR/NR)
495,000	5.000	(d)	07/01/2025	502,322
4,355,000	5.000	(d)	07/01/2033	4,657,480
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds 2021 B (NR/NR)
1,035,000	5.000	(d)	07/01/2037	1,085,022
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2021B (NR/NR)
33,370,000	4.000	(d)	07/01/2042	31,705,615
Puerto Rico Commonwealth GO Bonds (NR/NR)
24,151,874	0.000	(b)(g)(i)	11/01/2043	13,959,783
Puerto Rico Commonwealth GO Clawback Bonds (NR/NR)
4,971,734	0.000	(b)(g)(i)	11/01/2051	2,349,144
Puerto Rico Commonwealth GO Clawback CVIs (NR/NR)
17,258,837	0.000	(b)(g)(i)	11/01/2051	10,139,567
Puerto Rico Commonwealth GO CVIs (NR/NR)
162,047	0.000	(b)(g)(i)	11/01/2051	40,755

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
$9,811,379	5.625%		07/01/2029	$10,733,421
16,610,960	5.750		07/01/2031	18,712,295
61,106,206	0.000	(e)	07/01/2033	40,089,399
3,435,196	4.000		07/01/2033	3,421,885
7,201,113	4.000		07/01/2035	7,060,030
10,253,482	4.000		07/01/2037	9,894,456
19,508,950	4.000		07/01/2041	18,346,349
51,667,776	4.000		07/01/2046	47,375,770
Puerto Rico Electric Power Authority Power RB Series 2012A (WR/NR)
1,905,000	4.800	*	07/01/2029	500,062
30,365,000	5.000	*	07/01/2042	7,970,813
Puerto Rico Electric Power Authority Power RB Series 2013A (WR/NR)
715,000	7.250	*	07/01/2030	187,687
6,760,000	7.000	*	07/01/2033	1,774,500
13,610,000	6.750	*	07/01/2036	3,572,625
6,190,000	7.000	*	07/01/2040	1,624,875
Puerto Rico Electric Power Authority Power RB Series 4 (NR/NR)
1,678,950	10.000	*	07/01/2022	440,724
Puerto Rico Electric Power Authority Power RB Series A-4 (NR/NR)
747,236	10.000	*	07/01/2019	196,149
Puerto Rico Electric Power Authority Power RB Series AAA (WR/NR)
130,000	5.250	*	07/01/2023	34,125
3,420,000	5.250	*	07/01/2031	897,750
Puerto Rico Electric Power Authority Power RB Series B-4 (NR/NR)
747,235	10.000	*	07/01/2019	196,149
Puerto Rico Electric Power Authority Power RB Series BBB (WR/NR)
90,000	5.400	*	07/01/2028	23,625
Puerto Rico Electric Power Authority Power RB Series CCC (WR/NR)
80,000	5.000	*	07/01/2022	21,000
90,000	4.250	*	07/01/2023	23,625
60,000	4.500	*	07/01/2023	15,750
50,000	4.600	*	07/01/2024	13,125
210,000	4.625	*	07/01/2025	55,125
900,000	5.000	*	07/01/2025	236,250
25,000	5.000	*	07/01/2026	6,563
10,000,000	5.250	*	07/01/2026	2,625,000
65,000	4.800	*	07/01/2027	17,062
4,980,000	5.000	*	07/01/2028	1,307,250
Puerto Rico Electric Power Authority Power RB Series E-1 (NR/NR)
5,036,850	10.000	*	01/01/2021	1,322,173
Puerto Rico Electric Power Authority Power RB Series E-2 (NR/NR)
5,036,850	10.000	*	07/01/2021	1,322,173
Puerto Rico Electric Power Authority Power RB Series E-3 (NR/NR)
1,678,950	10.000	*	01/01/2022	440,724
Puerto Rico Electric Power Authority Power RB Series EEE (WR/NR)
1,175,000	5.950	*	07/01/2030	308,438

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Electric Power Authority Power RB Series EEE (WR/NR) – (continued)
$4,620,000	6.050	%*	07/01/2032	$1,212,750
115,000	6.250	*	07/01/2040	30,187
Puerto Rico Electric Power Authority Power RB Series SS (WR/NR)
130,000	4.625	*	07/01/2030	34,125
Puerto Rico Electric Power Authority Power RB Series TT (WR/NR)
300,000	4.200	*	07/01/2019	78,750
700,000	5.000	*	07/01/2025	183,750
9,895,000	5.000	*	07/01/2032	2,597,437
Puerto Rico Electric Power Authority Power RB Series VV (NATL) (NR/NR)
1,250,000	5.250		07/01/2032	1,241,352
Puerto Rico Electric Power Authority Power RB Series WW (WR/NR)
2,000,000	5.500	*	07/01/2020	525,000
3,765,000	5.250	*	07/01/2033	988,313
13,050,000	5.500	*	07/01/2038	3,425,625
Puerto Rico Electric Power Authority Power RB Series XX (WR/NR)
20,000	4.875	*	07/01/2027	5,250
42,715,000	5.250	*	07/01/2040	11,212,688
Puerto Rico Electric Power Authority Power RB Series YY (WR/NR)
2,460,000	6.125	*	07/01/2040	645,750
Puerto Rico Electric Power Authority Power RB Series ZZ (WR/NR)
65,000	3.700	*	07/01/2017	17,062
1,230,000	5.000	*	07/01/2017	322,875
145,000	4.250	*	07/01/2018	38,062
3,130,000	5.000	*	07/01/2019	821,625
260,000	4.250	*	07/01/2020	68,250
25,000	5.250	*	07/01/2020	6,563
80,000	4.375	*	07/01/2021	21,000
100,000	4.375	*	07/01/2022	26,250
65,000	5.000	*	07/01/2022	17,063
190,000	4.500	*	07/01/2023	49,875
135,000	4.625	*	07/01/2025	35,437
1,575,000	5.250	*	07/01/2026	413,438
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds Series DDD (WR/NR)
215,000	3.300	*	07/01/2019	56,437
80,000	3.500	*	07/01/2020	21,000
155,000	3.625	*	07/01/2021	40,688
60,000	3.750	*	07/01/2022	15,750
730,000	3.875	*	07/01/2023	191,625
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (A1/AA)
	(3M USD LIBOR + 0.52%)
52,372,000	4.266	(f)	07/01/2029	49,463,542
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (WR/NR)
126,000	5.000	*	07/01/2024	33,075
Puerto Rico Electric Power Authority RB Series 2010 AAA (WR/NR)
1,489,000	5.250	*	07/01/2027	390,862
2,119,000	5.250	*	07/01/2028	556,238

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series TT (WR/NR)
$5,135,000	5.000	%*	07/01/2037	$1,347,937
Puerto Rico Electric Power Authority RB Series WW (WR/NR)
2,665,000	5.000	*	07/01/2028	699,563

Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Financing Authority Dock and Wharf RB (Forward Delivery) Series 2023A-1, Series A-2 and A-3 And Series 2023B (NR/BBB-)

1,355,000	6.500		01/01/2042	1,598,616
6,375,000	6.750		01/01/2045	7,593,695
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
11,000	0.000	(e)	07/01/2029	9,010
4,301,000	0.000	(e)	07/01/2031	3,246,981
5,295,000	0.000	(e)	07/01/2033	3,664,571
364,146,000	0.000	(e)	07/01/2046	116,061,487
197,725,000	0.000	(e)	07/01/2051	46,092,209
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
108,671,000	4.329		07/01/2040	108,702,297
562,000	4.536		07/01/2053	540,481
13,175,000	4.784		07/01/2058	13,076,311
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
3,939,000	4.500		07/01/2034	3,960,126
40,941,000	4.750		07/01/2053	40,745,720
178,371,000	5.000		07/01/2058	178,898,425

				962,472,496

Rhode Island - 0.6%
Rhode Island Health and Educational Building Corporation Hospital Financing RB Lifespan Obligated Group Issue Series 2024 (NR/BBB+)
21,500,000	5.250		05/15/2054	22,983,457
Rhode Island Health and Educational Building Corporation Public Schools Financing RB for Town of Cumberland Issue Series 2023 A (NR/AA+)
10,000,000	4.125		05/15/2053	9,826,362
Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity Bonds Series 82-A (Non-AMT) (GNMA COLL) (Aa1/AA+)
7,290,000	4.600		10/01/2049	7,290,269
tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (NR/CCC-)
124,220,000	0.000	(e)	06/01/2052	20,840,315

				60,940,403

South Carolina - 0.3%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
2,545,000	6.875		11/01/2035	2,547,237
South Carolina Economic Development Authority Educational Facilities Tax Exempt RB for Polaris Tech Charter School Project Series 2022A (NR/NR)
6,160,000	5.250	(d)	06/15/2052	5,780,994
5,615,000	5.250	(d)	06/15/2057	5,177,257

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

South Carolina – (continued)
South Carolina Jobs-Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 C (NR/NR)
$2,150,000	5.000%		11/15/2047	$2,203,291
South Carolina Public Service Authority Revenue Obligations 2015 Tax Exempt Series E (NR/A-)
5,000,000	5.250		12/01/2055	5,033,858
South Carolina Public Service Authority Revenue Obligations 2022 Tax Exempt Series E (AGM) (A1/AA)
9,000,000	5.000		12/01/2052	9,451,475
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A1/AA)
2,000,000	3.000		04/15/2049	1,472,188
State of South Carolina Public Service Authority Revenue Refunding Obligations Series 2022 A (BAM-TCRS) (A3/AA)
5,000,000	4.000		12/01/2052	4,676,127

				36,342,427

South Dakota - 0.0%
County of Lincoln RB Refunding for The Augustana College
Association Series 2021 A (NR/BBB-)
1,050,000	4.000		08/01/2056	854,103
1,450,000	4.000		08/01/2061	1,155,103

				2,009,206

Tennessee - 0.5%
City of Chattanooga Health, Educational & Housing Board RB for Commonspirit Health Series 2019A-2 (A3/A-)
4,750,000	5.000		08/01/2049	4,894,152
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A3/A-)
1,230,000	4.000		07/01/2040	1,204,868
Health, Educational and Housing Facility Board of The County of Knox Student Housing RB Series 2024A-1 (Tax-Exempt) (BAM) (NR/AA)
2,000,000	5.500		07/01/2059	2,181,827
4,000,000	5.000		07/01/2064	4,212,381
Health, Educational and Housing Facility Board of The County of Shelby Series 2008B (AGM) (A1/AA/A-1)
28,825,000	4.650	(a)(b)	06/01/2042	28,825,000
Industrial Development Board of The Metropolitan Government of Davidson County Senior Special Assessment RB Series 2021A (NR/NR)
1,150,000	4.000	(d)	06/01/2051	964,741
Industrial Development Board of The Metropolitan Government of Davidson County Senior Special Assessment Revenue Capital Appreciation Bonds Series 2021B (NR/NR)
2,825,000	0.000	(d)(e)	06/01/2043	1,037,749
Memphis-Shelby County Industrial Development Board Tax Allocation Refunding Bonds Series 2017 A (NR/NR)
100,000	4.750		07/01/2027	86,787
4,100,000	5.625		01/01/2046	2,441,172
Metropolitan Government Nashville & Davidson County Health & Educational Facilities RB Refunding for Trevecca Nazarene University Project Series 2019 (NR/NR)
335,000	5.000		10/01/2029	342,773
410,000	5.000		10/01/2039	414,865
500,000	5.000		10/01/2048	491,477

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Tennessee – (continued)
Metropolitan Nashville Airport Authority Airport Subordinate RB Series 2022B (AMT) (A2/NR)
$6,950,000	5.000%		07/01/2054	$7,180,036
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)
850,000	5.125	(d)	06/01/2036	866,512

				55,144,340

Texas - 8.2%
Argyle Special Assessment RB for Waterbrook of Argyle Public Improvement District Project Series 2018 (NR/NR)
500,000	4.625	(d)	09/01/2028	502,788
2,340,000	5.125	(d)	09/01/2038	2,352,854
2,580,000	5.250	(d)	09/01/2047	2,584,458
Arlington Higher Education Finance Corp. Education RB for Legacy Traditional Schools Project Series 2022A (NR/NR)
5,500,000	6.750	(d)	02/15/2062	5,469,588
Arlington Higher Education Finance Corp. Education RB Series 2022A (NR/NR)
1,495,000	5.625		08/15/2052	1,378,887
1,780,000	5.750		08/15/2057	1,653,373
Arlington Higher Education Finance Corp. RB Refunding for Wayside Schools Series 2021 A (NR/BB)
305,000	4.000		08/15/2036	278,685
560,000	4.000		08/15/2041	476,276
810,000	4.000		08/15/2046	651,109
Arlington Higher Education Finance Corporation Education RB for Basis Texas Charter Schools Series 2023 (Ba2/NR)
2,285,000	4.875	(a)(b)(d)	06/15/2056	2,304,873
Aubrey Independent School District UT School Building Bonds Series 2022 (PSF-GTD) (Aaa/AAA)
5,000,000	4.000		02/15/2052	4,830,850
Austin Convention Enterprises, Inc. Convention Center Hotel First Tier RB Refunding Series 2017 A (NR/BB+)
1,480,000	5.000		01/01/2029	1,504,233
Austin Convention Enterprises, Inc. Convention Center Hotel First Tier RR Bonds, Series 2017A (NR/BB+)
450,000	5.000		01/01/2032	457,969
450,000	5.000		01/01/2033	457,909
Bastrop County Special Assessment for Double Eagle Ranch Public Improvement District Area One Project RB Series 2023 (NR/ NR)
900,000	5.375	(d)	09/01/2053	907,584
Board of Managers, Joint Guadalupe County - City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (NR/BB)
3,575,000	5.250		12/01/2035	3,587,767
2,435,000	5.000		12/01/2040	2,309,377
Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities RB for Aleon Renewable Metals Project (NR/NR)
6,600,000	10.000	(a)(b)(d)	06/01/2042	6,592,745
Caddo Mills Independent School District Unlimited Tax School Building Bonds, Series 2023 (PSF-GTD) (Aaa/NR)
5,035,000	4.250		02/15/2053	4,990,739
Cedar Bayou Navigation District Special Assessment Series 2020 (NR/NR)
9,415,000	6.000		09/15/2051	7,734,424

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Celina Independent School District Unlimited Tax School Building Bonds, Series 2023 (PSF-GTD) (Aaa/AAA)
$10,000,000	4.000%		02/15/2053	$9,532,919
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2021D (A3/A)
3,670,000	3.000		01/01/2046	2,884,269
City of Anna Special Assessment Bonds for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)
2,190,000	6.500	(d)	09/01/2048	2,269,783
City of Anna Special Assessment Bonds for Sherley Tract Public Improvement District No. 2 Series 2021 (NR/NR)
867,000	4.000	(d)	09/15/2041	751,300
1,271,000	4.250	(d)	09/15/2051	1,061,644
City Of Anna Special Assessment RB for Anacapri Public Improvement District Improvement Area 1 Project, Series 2023 (NR/NR)
2,300,000	7.375	(d)	09/15/2052	2,418,424
City of Anna Special Assessment RB for Hurricane Creek Public Improvement District Project Series 2022 (NR/NR)
1,931,000	6.000	(d)	09/01/2052	1,961,280
City of Anna Special Assessment RB for The Woods At Lindsey Place Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
1,375,000	5.875	(d)	09/15/2053	1,399,709
City of Aubrey Special Assessment for Aubrey Public Improvement District No. 1 RB Series 2023 (NR/NR)
1,425,000	5.875	(d)	09/01/2043	1,451,214
1,475,000	6.000	(d)	09/01/2053	1,498,198
City of Aubrey Special Assessment RB for Jackson Ridge Public Improvement District Project Series 2022 (NR/NR)
1,620,000	6.000	(d)	09/01/2045	1,669,600
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)
4,150,000	5.125	(d)	11/01/2033	4,159,280
City of Austin Special Assessment RB for Whisper Valley Public Improvement District Project Series 2022 (NR/NR)
1,170,000	5.500	(d)	11/01/2051	1,177,007
City of Bee Cave Special Assessment RB Series 2021 (NR/NR)
563,000	4.750	(d)	09/01/2031	527,998
1,540,000	5.000	(d)	09/01/2041	1,446,628
1,907,000	5.250	(d)	09/01/2051	1,799,304
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2020 (NR/NR)
430,000	3.750	(d)	09/01/2040	361,984
1,451,000	4.000	(d)	09/01/2050	1,197,506
City of Celina Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)
450,000	4.250	(d)	09/01/2041	404,406
City of Celina Special Assessment RB for Celina Hills Public Improvement District Project Series 2022 (NR/NR)
1,021,000	5.000	(d)	09/01/2051	964,615
City of Celina Special Assessment RB for Chalk Hill Public Improvement District No. 2 Phases #2-3 Direct Improvement Project Series 2023 (NR/NR)
1,624,000	6.000	(d)	09/01/2053	1,638,815
City of Celina Special Assessment RB for Cross Creek Meadows Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
2,105,000	5.500	(d)	09/01/2053	2,113,241

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Celina Special Assessment RB for Cross Creek Meadows Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR) – (continued)
$1,424,000	6.125	%(d)	09/01/2053	$1,443,151
City of Celina Special Assessment RB for Harper Estates Public Improvement District Project Series 2023 (NR/NR)
6,576,000	6.750	(d)	09/01/2052	6,634,086
City of Celina Special Assessment RB for Hillside Public Improvement District Series 2022 (NR/NR)
812,000	3.375	(d)	09/01/2042	622,847
3,549,000	4.000	(d)	09/01/2052	2,856,959
City of Celina Special Assessment RB for Mosaic Public Improvement District Phase #1 Project Series 2023 (NR/NR)
1,225,000	5.125	(d)	09/01/2043	1,205,297
1,676,000	5.500	(d)	09/01/2053	1,676,451
City of Celina Special Assessment RB for Parks At Wilson Creek Series 2021 (NR/NR)
120,000	2.750	(d)	09/01/2026	113,981
221,000	3.500	(d)	09/01/2026	214,079
240,000	3.250	(d)	09/01/2031	218,666
446,000	4.000	(d)	09/01/2031	426,023
1,134,000	3.500	(d)	09/01/2041	952,136
959,000	4.250	(d)	09/01/2041	871,097
1,916,000	4.000	(d)	09/01/2051	1,609,692
1,410,000	4.500	(d)	09/01/2051	1,246,448
City of Celina Special Assessment RB for Parvin Public Improvement District Project Series 2023 (NR/NR)
1,604,000	6.500	(d)	09/01/2043	1,623,252
2,100,000	6.750	(d)	09/01/2053	2,125,246
City of Celina Special Assessment RB for Ten Mile Creek Public Improvement District Project Series 2023 (NR/NR)
701,000	6.250	(d)	09/01/2042	711,835
1,365,000	5.750	(d)	09/01/2052	1,387,607
1,175,000	6.500	(d)	09/01/2052	1,193,807
City of Celina Special Assessment RB for Wells South Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)
1,215,000	5.625	(d)	09/01/2052	1,223,324
City of Celina Special Assessment RB Series 2022 (NR/NR)
910,000	4.000	(d)	09/01/2043	782,704
933,000	4.125	(d)	09/01/2051	771,032
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)
400,000	5.500	(d)	09/01/2046	404,611
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
1,125,000	5.625		09/01/2038	1,153,665
1,686,000	5.750		09/01/2047	1,701,935
City of Celina Texas Municipal Corp. Special Assessment RB for Sutton Fields II Public Improvement District Phase#2-3 Project Series 2019 (NR/NR)
2,330,000	4.250	(d)	09/01/2049	2,020,476
City of Celina Texas Municipal Corp. Special Assessment RB for Sutton Fields II Public Improvement District Phase#4 Project Series 2020 (NR/NR)
1,800,000	4.125	(d)	09/01/2050	1,502,388

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
$3,665,000	7.500%		09/01/2045	$3,686,345
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighborhood Improvement Area #1 Project Series 2015 (NR/NR)
1,610,000	6.250		09/01/2045	1,615,555
City of Celinac Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)
195,000	4.750	(d)	09/01/2031	191,854
370,000	5.250	(d)	09/01/2041	368,436
500,000	5.500	(d)	09/01/2050	500,750
City of Crandall Cartwright Ranch Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
242,000	4.125	(d)	09/15/2026	236,751
261,000	4.750	(d)	09/15/2031	252,821
900,000	4.250	(d)	09/15/2041	808,433
500,000	5.000	(d)	09/15/2041	480,305
1,400,000	4.500	(d)	09/15/2051	1,230,032
650,000	5.250	(d)	09/15/2051	626,349
City of Crandall Special Assessment RB for River Ridge Public Improvement District Project Series 2022 (NR/NR)
4,500,000	6.125	(d)	09/15/2052	4,693,381
City of Crandall Special Assessment RB for River Ridge Public Improvement District Single Family Residential Major Improvement Project Series 2022 (NR/NR)
1,580,000	6.750	(d)	09/15/2052	1,671,291
City of Dayton Junior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #1 Project Series 2022B (NR/NR)
1,345,000	5.750	(d)	09/01/2052	1,286,753
City of Dayton Junior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #2 Project Series 2024B (NR/NR)
2,250,000	6.250	(d)(h)	09/01/2054	2,232,360
City of Dayton Senior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #1 Project Series 2022A (NR/NR)
1,413,000	5.250	(d)	09/01/2052	1,344,679
City of Dayton Senior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #2 Project Series 2024A (NR/NR)
1,595,000	5.750	(d)(h)	09/01/2054	1,577,341

City of Decatur, Texas, (A Municipal Corporation of The State of Texas Located In Wise County) Special Assessment RB, Series 2023 (Vista Park Public Improvement District No. 1 Improvement Area #1 Project) (NR/NR)

1,963,000	6.875	(d)	09/15/2054	2,013,227
City of Dripping Springs Special Assessment RB for Heritage Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
1,219,000	5.500	(d)	09/01/2053	1,207,430
City of Elmendorf Hickory Ridge Public Improvement District Special Assessment Bond for Improvement Area No. 1 Series 2021 (NR/NR)
2,571,000	4.000	(d)	09/01/2051	2,038,119

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)
$692,000	3.875	%(d)	08/15/2040	$583,107
994,000	4.125	(d)	08/15/2050	833,619
City of Fate Special Assessment RB for Monterra Public Improvement District Improvement Area #2 Project Series 2024 (NR/NR)
900,000	5.375	(d)	08/15/2044	879,492
1,350,000	5.750	(d)	08/15/2054	1,327,496
City of Fate Special Assessment RB for Monterra Public Improvement District Series 2021 (NR/NR)
925,000	3.750	(d)	08/15/2041	779,200
1,656,000	4.000	(d)	08/15/2051	1,351,592
City of Fate Special Assessment RB for Williamsburg East Public Improvement District Project Series 2022 (NR/NR)
2,275,000	6.000	(d)	08/15/2052	2,327,320
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase#1 Series 2019 (NR/NR)
1,360,000	4.250	(d)	08/15/2049	1,193,594
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Series 2018 (NR/NR)
910,000	4.350	(d)	08/15/2039	846,392
1,920,000	4.500	(d)	08/15/2048	1,731,599
City of Fate Special Assessment RB for Williamsburg Public Improvement District Series 2022 (NR/NR)
1,000,000	4.375	(d)	08/15/2052	875,573
City of Fate, Texas Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase 3B Series 2023 (NR/NR)
1,286,000	5.375	(d)	08/15/2053	1,288,262
City of Forney Special Assessment RB for Bellagio Public Improvement District No. 1 RB Series 2023 (NR/NR)
7,135,000	6.500	(d)	09/15/2053	7,009,422
City of Georgetown Special Assessment RB for Parks at Westhaven Public Improvement District Project Series 2022 (NR/NR)
961,000	4.125	(d)	09/15/2042	858,908
617,000	4.250	(d)	09/15/2047	541,437
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
4,345,000	5.000		09/01/2047	4,254,156
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13- 16 Project Series 2017 (NR/NR)
1,390,000	4.500		09/01/2037	1,345,338
2,435,000	5.000		09/01/2044	2,418,032
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (NR/BBB-)
2,235,000	4.500		09/01/2032	2,237,673
4,715,000	4.500		09/01/2038	4,504,429
City of Haslet Special Assessment RB for Haslet Public Improvement District Series 2021 (NR/NR)
1,852,000	4.000	(d)	09/01/2051	1,486,024
City of Haslet Special Assessment RB Refunding for Haslet Public Improvement District No. 5 1 Project Series 2019 (NR/NR)
2,450,000	4.375	(d)	09/01/2049	2,151,783

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Houston Airport System Special Facilities RB for United Airlines Inc. Airport Improvement Projects Series 2018C (AMT) (NR/BB-)
$9,895,000	5.000%		07/15/2028	$10,116,204
City of Houston Airport System Special Facilities RB for United Airlines Technical Operations Center Project Series 2018 (NR/BB-)
4,430,000	5.000		07/15/2028	4,529,033
City of Houston Airport System Special Facilities Refunding RB for United Airlines, Inc. Terminal Improvement Projects Series 2015B-1 (AMT) (NR/BB-)
900,000	5.000		07/15/2030	903,045
City of Hutto Emory Crossing Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
1,000,000	4.000	(d)	09/01/2056	815,894
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR)
2,491,000	4.000	(d)	09/01/2051	2,035,620
City of Hutto Special Assessment RB for Durango Farms Public Improvement District Project Series 2021 (NR/NR)
2,329,000	4.000	(d)	09/01/2056	1,900,217
City of Hutto Special Assessment RB for Emory Crossing Public Improvement District Improvement Area #2 Project , Series 2023 (NR/NR)
1,950,000	5.625	(d)	09/01/2058	1,985,030
City of Justin Special Assessment for Timberbrook Public Improvement District No. 1 Series 2021 (NR/NR)
1,978,000	4.000	(d)	09/01/2051	1,575,151
City of Kaufman Special Assessment for Public Improvement District No. 1 Phases#1 Series 2021 (NR/NR)
575,000	3.625	(d)	09/15/2041	461,132
City of Kaufman Special Assessment RB for Kaufman Public Improvement District Project Series 2022 (NR/NR)
620,000	6.000	(d)	09/15/2052	639,765
City of Kyle Special Assessment RB for 6 Creeks Public Improvement District Project Series 2023 (NR/NR)
2,050,000	5.250	(d)	09/01/2043	2,082,197
1,297,000	5.500	(d)	09/01/2047	1,324,212
City of Kyle Special Assessment RB for 6 Creeks Public Improvement Project Series 2021 (NR/NR)
700,000	3.750	(d)	09/01/2041	591,267
900,000	4.000	(d)	09/01/2046	772,616
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2019 (NR/NR)
1,405,000	4.625	(d)	09/01/2039	1,361,931
900,000	4.750	(d)	09/01/2044	854,295
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2020 (NR/NR)
1,310,000	3.625	(d)	09/01/2040	1,098,487
1,400,000	4.000	(d)	09/01/2046	1,183,536
City of Kyle Special Assessment RB for Plum Creek North Public Improvement District Project Series 2022 (NR/NR)
212,000	4.125	(d)	09/01/2027	207,393
City of Kyle Special Assessment RB for Southwest Kyle Public Improvement District No. 1 Series 2019 (NR/NR)
1,225,000	4.875	(d)	09/01/2044	1,167,120

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Kyle Special Assessment RB Porter Country Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
$3,507,000	6.000	%(d)	09/01/2053	$3,527,922
City of Kyle Special Assessment RB Series 2022 (NR/NR)
1,950,000	5.000		09/01/2042	1,896,966
City of Kyle, Texas Special Assessment RB Limestone Creek Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
1,680,000	5.750	(d)	09/01/2053	1,693,800
City of Lago Vista Special Assessment RB for Tessera On Lake Travis Public Improvement District Improvement Area #3 Project Series 2024 (NR/NR)
2,000,000	6.000	(d)	09/01/2054	2,024,948
City of Lago Vista Tessera on Lake Travis Public Improvement District Special Assessment Refunding Bond Series 2010 (NR/NR)
990,000	3.750		09/01/2042	818,963
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Improvement Area#1 Project Series 2019 (NR/NR)
565,000	4.250	(d)	09/15/2039	517,809
2,415,000	4.500	(d)	09/15/2049	2,140,955
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Major Improvement Area Project Series 2019 (NR/NR)
850,000	5.000	(d)	09/15/2049	806,770
City of Lavon Special Assessment RB Series 2022 (NR/NR)
2,123,000	4.000	(d)	09/15/2042	1,863,429
900,000	4.375	(d)	09/15/2042	800,387
4,978,000	4.125	(d)	09/15/2052	4,192,568
1,396,000	4.500	(d)	09/15/2052	1,215,772
City of Lewisville, Texas, Special Assessment RB, Series 2023 (Lakeside Crossing Public Improvement District) (NR/NR)
1,500,000	8.000	(d)	09/01/2053	1,571,945
City of Liberty Hill Special Assessment Bonds for Summerlyn West Public Improvement District Series 2020 (NR/NR)
1,890,000	4.000	(d)	09/01/2054	1,490,318
City of Liberty Hill Special Assessment RB for Butler Farms Public Improvement Project Series 2022 (NR/NR)
145,000	3.500	(d)	09/01/2027	136,847
275,000	3.875	(d)	09/01/2032	251,312
550,000	4.125	(d)	09/01/2042	471,016
900,000	4.375	(d)	09/01/2052	751,742
City of Manor Manor Heights Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
700,000	3.500	(d)	09/15/2041	548,305
830,000	4.125	(d)	09/15/2041	726,725
900,000	4.000	(d)	09/15/2051	737,533
1,125,000	4.375	(d)	09/15/2051	958,260
City of Manor Special Assessment RB for Lagos Public Improvement District Series 2020 (NR/NR)
295,000	4.500	(d)	09/15/2040	276,375
525,000	4.625	(d)	09/15/2049	475,877
City of Manor Special Assessment RB for Manor Heights Public Improvement District Improvement Area #3 Project Series 2023 (NR/NR)
597,000	5.500	(d)	09/15/2053	598,918

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Marble Falls Thunder Rock Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
$150,000	4.125	%(d)	09/01/2026	$144,801
150,000	4.625	(d)	09/01/2031	140,417
900,000	4.125	(d)	09/01/2041	798,822
450,000	4.875	(d)	09/01/2041	406,695
1,370,000	4.375	(d)	09/01/2051	1,160,305
520,000	5.125	(d)	09/01/2051	492,004
City of McLendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #2 Project Series 2019 (NR/ NR)
780,000	4.250	(d)	09/15/2039	729,185
2,950,000	4.375	(d)	09/15/2049	2,635,909
City of McLendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #3 Project Series 2021 (NR/ NR)
585,000	3.625	(d)	09/15/2041	468,675
820,000	4.000	(d)	09/15/2051	659,781
City of McLendon-Chisholm Special Assessment RB for Sonoma Public Improvement District Project Series 2022 (NR/NR)
2,430,000	5.750	(d)	09/15/2052	2,432,750
City of Mesquite Special Assessment RB for Iron Horse Public Improvement District Project Series 2019 (NR/NR)
1,155,000	5.750	(d)	09/15/2039	1,173,078
2,055,000	6.000	(d)	09/15/2049	2,099,033
City of Mesquite Special Assessment RB for Polo Ridge Public Improvement District No. 2 Phase #1 Project Series 2019 (NR/NR)
2,405,000	5.875	(d)	09/15/2039	2,439,689
5,200,000	5.125	(d)	09/15/2048	5,105,131
3,830,000	6.125	(d)	09/15/2048	3,909,146
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area A-1 Projects, Series 2023 (NR/NR)
1,475,000	5.500	(d)	09/01/2043	1,480,534
4,570,000	5.750	(d)	09/01/2053	4,604,221
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area C-1 Projects, Series 2023 (NR/NR)
452,000	5.375	(d)	09/01/2043	455,204
1,110,000	5.625	(d)	09/01/2053	1,117,956
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area C-2 Project, Series 2023 (NR/NR)
916,000	5.625	(d)	09/01/2053	919,897
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)
130,000	4.125	(d)	09/15/2031	124,057
420,000	4.500	(d)	09/15/2041	376,742
1,540,000	4.125	(d)	09/15/2051	1,268,498
510,000	4.750	(d)	09/15/2051	450,973
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project #1 Series 2022 (NR/NR)
2,310,000	5.375	(d)	09/15/2052	2,267,860
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project Series 2022 (NR/NR)
1,300,000	6.125	(d)	09/15/2052	1,318,994

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Mustang Ridge, Texas, Special Assessment RB, Series 2023 (DuranGO Public Improvement District Improvement Area #1 Project) (NR/NR)
$769,000	6.375	%(d)	09/01/2053	$788,518
City of New Braunfels Special Assessment RB for Solms Landing Public Improvement Project Series 2021 (NR/NR)
141,000	3.625	(d)	09/01/2026	134,209
320,000	4.250	(d)	09/01/2031	300,308
782,000	4.500	(d)	09/01/2041	692,887
1,355,000	4.750	(d)	09/01/2051	1,184,678
City of New Braunfels Utility System RB Refunding Series 2024 (Aa1/NR)
17,500,000	4.000		07/01/2055	16,324,184
City of North Richland Hills Special Assessment for City Point Public Improvement District Project Series 2019 (NR/NR)
361,000	5.250	(d)	09/01/2040	362,598
355,000	5.625	(d)	09/01/2040	356,836
560,000	4.125	(d)	09/01/2049	482,162
932,000	5.375	(d)	09/01/2050	931,991
City of Oak Point Public Improvement District No. 2 Special Assessment Series 2020 (NR/NR)
1,175,000	3.750	(d)	09/01/2040	1,007,141
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)
1,355,000	4.125	(d)	09/01/2048	1,180,741
1,440,000	4.500	(d)	09/01/2048	1,302,022
City of Pflugerville, Texas Travis and Williamson Counties, Texas Combination Tax and Limited Revenue Certificates of Obligation, Series 2023 (Aa2/NR)
3,725,000	4.000		08/01/2049	3,567,483
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone A Improvement Project Series 2022 (NR/NR)
600,000	5.500	(d)	09/15/2042	602,231
1,350,000	5.625	(d)	09/15/2052	1,356,497
1,928,000	6.125	(d)	09/15/2052	1,975,488
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone B Improvement Project Series 2022 (NR/NR)
550,000	5.500	(d)	09/15/2042	552,045
1,200,000	5.625	(d)	09/15/2052	1,205,775
City of Pilot Point Special Assessment RB for Mobberly Public Improvement District Improvement Area #1B Project Series 2023 (NR/NR)
926,000	5.625	(d)	09/15/2048	939,298
City of Pilot Point Special Assessment RB for Mobberly Public Improvement District Major Improvement Area Series 2022 (NR/NR)
3,701,000	6.000	(d)	09/15/2052	3,786,382
1,480,000	6.500	(d)	09/15/2052	1,525,244
City of Plano Special Assessment RB, Series 2023 (Haggard Farm Public Improvement District Improvement Area #1 Project) (NR/NR)
1,285,000	7.500	(d)	09/15/2053	1,360,086
City of Plano Special Assessment RB, Series 2023 (Haggard Farm Public Improvement District Major Improvement Area Project) (NR/NR)
1,610,000	8.250	(d)	09/15/2043	1,700,681
2,575,000	8.500	(d)	09/15/2053	2,719,079

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Phases 5-7 Project Series 2022 (NR/NR)
$1,040,000	4.375	%(d)	09/01/2052	$887,151
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2018 (NR/NR)
2,460,000	4.875	(d)	09/01/2048	2,347,790
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)
126,000	3.875	(d)	09/01/2040	107,709
175,000	4.125	(d)	09/01/2050	146,721
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
400,000	4.875		09/01/2039	393,368
835,000	5.000		09/01/2049	809,566
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)
398,000	4.000	(d)	09/01/2051	324,745
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area No. 2 Project, Series 2023 (NR/NR)
1,055,000	5.250	(d)	09/01/2043	1,023,986
1,431,000	5.500	(d)	09/01/2053	1,403,210
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area Project Series 2022 (NR/NR)
700,000	5.125	(d)	09/01/2042	676,772
1,300,000	5.250	(d)	09/01/2052	1,235,371
City of Princeton Special Assessment RB for Sicily Public Improvement District Improvement Area No. 1 Project, Series 2023 (NR/NR)
1,225,000	7.000	(d)	09/01/2043	1,250,443
2,750,000	7.000	(d)	09/01/2053	2,778,887
City of Princeton Special Assessment RB for Sicily Public Improvement District Major Improvement Area Project, Series 2023 (NR/NR)
1,850,000	7.875	(d)	09/01/2053	1,887,863
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District No. 2 Series 2019 (NR/NR)
2,205,000	4.500	(d)	09/01/2039	2,073,732
1,185,000	5.500	(d)	09/01/2039	1,204,294
1,490,000	4.750	(d)	09/01/2049	1,368,948
2,140,000	5.750	(d)	09/01/2049	2,170,894
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District Project Series 2023 (NR/NR)
2,041,000	5.375	(d)	09/01/2053	2,022,847
City of Princeton Special Assessment RB for Winchester Public Improvement District Project Series 2022 (NR/NR)
2,050,000	5.250	(d)	09/01/2052	1,996,399
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)
750,000	3.750	(d)	09/01/2040	628,761
1,250,000	4.000	(d)	09/01/2050	1,022,771
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2021 (NR/NR)
1,449,000	4.000	(d)	09/01/2051	1,178,694
City of Princeton Special Assessment RB, Series 2023 (Southridge Public Improvement District Improvement Area No. 1 Project) (NR/NR)
1,284,000	6.375	(d)	09/01/2053	1,326,682

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR)
$809,000	3.375	%(d)	09/15/2041	$640,594
565,000	4.000	(d)	09/15/2051	465,141
City of Rockdale, Texas, Special Assessment RB, Series 2023 (Cornerstone Public Improvement District Improvement Area #1) (NR/NR)
4,600,000	7.500	(d)	09/15/2054	4,793,094
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)
1,195,000	3.875	(d)	09/15/2040	1,035,672
1,780,000	4.125	(d)	09/15/2050	1,489,737
City of Royse City Special Assessment for Creekshaw Public Improvement District Series 2020 (NR/NR)
110,000	4.375	(d)	09/15/2030	106,511
500,000	4.125	(d)	09/15/2040	447,677
1,520,000	4.375	(d)	09/15/2050	1,324,044
600,000	5.125	(d)	09/15/2050	572,406
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)
1,760,000	4.750	(d)	09/15/2049	1,644,506
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)
1,070,000	3.750	(d)	09/15/2040	886,658
1,490,000	4.000	(d)	09/15/2050	1,231,712
City of Sachse Special Assessment RB for Sachse Public Improvement District Project Series 2022 (NR/NR)
613,000	6.875	(d)	09/15/2042	632,398
1,350,000	7.000	(d)	09/15/2052	1,397,527
City of San Marcos Special Assessment for Whisper Public Improvement District Series 2020 (NR/NR)
665,000	5.375		09/01/2040	672,433
1,500,000	5.625		09/01/2050	1,512,013
City of San Marcos Special Assessment RB for Whisper South Public Improvement Project 2022 (NR/NR)
1,522,000	4.500	(d)	09/01/2051	1,323,712
City of San Marcos, Texas, Special Assessment RB, Series 2024 (Trace Public Improvement District) (NR/NR)
1,386,000	6.000	(d)	09/01/2048	1,387,808
City of Seagoville Special Assessment RB for Santorini Public Improvement District Improvement Area #1 Project Series 2024 (NR/NR)
1,877,000	6.000	(d)	09/15/2044	1,866,720
2,300,000	6.250	(d)	09/15/2054	2,285,133
City of Seagoville Special Assessment RB for Santorini Public Improvement District Major Improvement Area Project Series 2024 (NR/NR)
3,675,000	7.000	(d)	09/15/2054	3,607,832
City of Shenandoah Special Assessment RB for Metropark Public Improvement District Series 2018 (NR/NR)
780,000	5.000		09/01/2028	787,222
2,035,000	5.600		09/01/2038	2,075,977
2,470,000	5.700		09/01/2047	2,503,996
City of Sinton Special Assessment RB Series 2022 (NR/NR)
900,000	5.125	(d)	09/01/2042	873,196
1,150,000	5.250	(d)	09/01/2051	1,102,030

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Tomball Special Assessment RB for Raburn Reserve Public Improvement District Improvement Area Three, Series 2023 (NR/NR)
$1,237,000	6.000	%(d)	09/15/2053	$1,273,217
City of Tomball Special Assessment RB for Raburn Reserve Public Improvement District Improvement Area Two, Series 2023 (NR/NR)
1,000,000	5.750	(d)	09/15/2052	1,013,719
City of Uhland Special Assessment RB for Watermill Public Improvement District Series 2022 (NR/NR)
2,000,000	6.625	(d)	09/01/2052	2,105,609
City of Waxahachie Special Assessment RB for North Grove Public Improvement Area Project Series 2022 (NR/NR)
1,171,000	5.500	(d)	08/15/2052	1,176,361
Clifton Higher Education Finance Corporation (International Leadership of Texas, Inc.) Education Revenue And Refunding Bonds Series 2024A (PSF-GTD) (Aaa/NR)
5,000,000	4.250		08/15/2053	4,849,300
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 A (NR/BB-)
1,175,000	4.000		10/01/2050	911,135
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 C (A2/NR)
625,000	4.000		10/01/2050	574,659
County of Hays Special Assessment for La Cima Public Improvement District Series 2020 (NR/NR)
800,000	3.750	(d)	09/15/2040	661,107
1,185,000	4.000	(d)	09/15/2050	949,213
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)
985,000	4.500	(d)	09/01/2041	874,777
765,000	4.750	(d)	09/01/2050	671,624
Cypress-Fairbanks Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (Aaa/AAA)
6,000,000	4.000		02/15/2048	5,838,400
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)
100,000	3.750	(d)	08/15/2024	99,368
350,000	4.000	(d)	08/15/2029	333,599
1,150,000	4.500	(d)	08/15/2035	1,085,018
875,000	5.000	(d)	08/15/2044	804,376
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (Baa2/NR)
1,545,000	4.750		05/01/2038	1,545,256
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (Baa2/NR)
7,055,000	4.750		11/01/2042	7,055,681
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)
980,000	5.000	(d)	09/01/2027	973,539
895,000	5.000	(d)	09/01/2032	895,826
1,315,000	5.125	(d)	09/01/2037	1,295,795
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (NR/AA+)
12,620,000	5.800		10/01/2046	13,784,277
5,000,000	5.850		10/01/2047	5,461,797

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Greater Texoma Authority Contract RB for City of Sherman Project Series 2023 (AGM) (NR/AA)
$2,000,000	4.250%		10/01/2053	$1,922,916
Harris County-Houston Sports Authority RB Refunding Series 2004 A (NATL) (Baa2/BB)
6,250,000	0.000	(e)	11/15/2036	3,001,079
Hays County Special Assessment RB for La Cima Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)
1,789,000	5.500	(d)	09/15/2042	1,812,490
3,204,000	5.750	(d)	09/15/2052	3,242,107
Hickory Creek Texas Special Assessment RB for Hickory Farms Public Improvement Series 2019 (NR/NR)
1,340,000	4.500	(d)	09/01/2039	1,261,596
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (NR/BBB-)
595,000	3.750		09/01/2032	582,334
510,000	3.875		09/01/2037	483,004
930,000	4.000		09/01/2047	824,810
Hidalgo County Regional Mobility Authority Junior Lien toll and Vehicle Registration Fee Revenue and Refunding Bonds Series 2022B (Baa3/BB+)
6,105,000	0.000	(e)	12/01/2049	1,514,390
6,365,000	0.000	(e)	12/01/2050	1,487,905
6,760,000	0.000	(e)	12/01/2051	1,482,755
6,925,000	0.000	(e)	12/01/2052	1,417,980
7,155,000	0.000	(e)	12/01/2053	1,366,365
7,300,000	0.000	(e)	12/01/2054	1,306,638
Highland Park Independent School District UT School Building Bonds, Series 2023 (PSF-GTD) (NR/AAA)
7,500,000	4.000		02/15/2048	7,353,569
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 A (NR/NR)
875,000	5.000		07/01/2027	888,813
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (NR/NR)
950,000	5.000		07/15/2027	965,166
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 C (NR/NR)
8,580,000	5.000		07/15/2027	8,716,974
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (Ba3/BB-)
10,000,000	6.625		07/15/2038	10,006,215
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (Ba3/BB-)
9,250,000	5.000		07/01/2029	9,252,920
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (NR/BB-)
15,100,000	5.000		07/15/2035	15,139,875
Houston Higher Education Finance Corp. RB for Houston Baptist University Series 2021 (NR/BBB-)
1,585,000	4.000		10/01/2051	1,273,278
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (NR/BB)
1,950,000	5.000		12/01/2045	1,787,831

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Joshua Farms Municipal Management District No. 1 Special Assessment RB for Improvement Areas #1-2 Project Series 2023 (NR/NR)
$3,084,000	5.500	%(d)	09/01/2053	$3,063,561
Judson Independent School District UT School Building Bonds Series 2024 (PSF-GTD) (Aaa/NR)
5,240,000	4.000		02/01/2053	4,988,039
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)
760,000	5.000	(d)	09/01/2028	769,357
1,170,000	5.375	(d)	09/01/2038	1,187,886
1,930,000	5.125	(d)	09/01/2047	1,931,461
1,500,000	5.500	(d)	09/01/2047	1,513,093
Kaufman County Fresh Water Supply District No. 1-D GO Bonds Series 2021 (NR/NR)
165,000	2.375		09/01/2031	140,763
165,000	2.375		09/01/2032	138,481
175,000	2.375		09/01/2033	144,754
175,000	2.500		09/01/2034	143,354
365,000	2.500		09/01/2036	283,247
385,000	2.625		09/01/2038	281,667
370,000	3.000		09/01/2041	275,554
520,000	3.000		09/01/2046	357,134
1,265,000	3.000		09/01/2051	818,495
Lake Houston Redevelopment Authority RB Refunding for City of Houston Reinvestment Zone No. 10 Series 2021 (NR/BBB-)
480,000	2.500		09/01/2041	330,198
590,000	3.000		09/01/2044	426,420
650,000	3.000		09/01/2047	450,780
Lamar Consolidated Independent School District (Fort Bend County, Texas) Unlimited Tax Schoolhouse Bonds, Series 2023 (AGM) (Aa3/AA)
10,000,000	5.500		02/15/2058	11,120,322
Matagorda County Navigation District Number One Pollution Control Revenue Refunding Bonds for Central Power and Light Company Project Series 1996 (Baa2/BBB+)
3,065,000	4.250		05/01/2030	3,013,030
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (NR/BB-)
21,375,000	4.625	(d)	10/01/2031	21,354,860
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
705,000	5.500		02/15/2040	703,083
1,325,000	5.250		02/15/2045	1,277,567
780,000	4.000		02/15/2051	601,551
Montgomery County toll Road Authority Senior Lien RB Series 2018 (NR/BBB+)
2,000,000	5.000		09/15/2043	2,017,895
2,200,000	5.000		09/15/2048	2,217,008
New Hope Cultural Education Facilities Finance Corp Revenue & Refunding Bonds Series 2021 (Ba2/BB+)
2,850,000	4.000	(d)	08/15/2046	2,290,941
11,105,000	4.000	(d)	08/15/2056	8,303,184
New Hope Cultural Education Facilities Finance Corp. RB Refunding for Wichita Falls Retirement Foundation Obligated Group Series 2021 (NR/NR)
1,630,000	4.000		01/01/2036	1,474,245
1,600,000	4.000		01/01/2041	1,333,229

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB for Army Retirement Residence Foundation Project Series 2022 (NR/BB+)
$2,325,000	5.750%		07/15/2052	$2,230,827
3,055,000	6.000		07/15/2057	3,011,358
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB for the Outlook at Windhaven Project Series 2022B-3 (NR/NR)
4,700,000	4.250		10/01/2026	4,672,531
New Hope Cultural Education Facilities Finance Corp. Retirement Facility RB Series 2016 (NR/NR)
2,100,000	5.000		11/01/2040	2,109,996
New Hope Cultural Education Facilities Finance Corp. Senior Living RB for Sanctuary LTC Project Series 2021A-1 (NR/ NR)
30,250,000	5.500		01/01/2057	24,807,735
New Hope Cultural Education Facilities Finance Corp. Senior Living RB Series 2021B (NR/NR)
3,250,000	7.000		01/01/2057	1,772,584
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Cityscape Schools, Inc. Series 2019 A (NR/ BBB-)
1,130,000	5.000	(d)	08/15/2039	1,096,652
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (WR/NR)
375,000	4.000		04/01/2026	380,506
New Hope Cultural Education Facilities Finance Corp. Texas Senior Living RB Series 2021A-1 (NR/NR)
2,750,000	5.250		01/01/2042	2,319,182
North Parkway Municipal Management Contract RB for Legacy Hills Public Improvement Project Series 2021 (NR/NR)
1,395,000	4.000	(d)	09/15/2041	1,210,292
6,110,000	5.000	(d)	09/15/2051	5,705,477
North Parkway Municipal Management Special Assessment RB for Major Improvements Project Series 2021 (NR/NR)
4,700,000	4.750	(d)	09/15/2041	4,480,039
North Texas tollway Authority RB for Second Tier Series 2021 B (A1/A+)
11,955,000	3.000		01/01/2046	9,472,909
Northside Independent School District UT School Building and Refunding Bonds Series 2023A (PSF-GTD) (Aaa/NR)
2,320,000	4.000		08/15/2048	2,254,686
5,310,000	4.125		08/15/2053	5,151,933
Northside Independent School District, Bexar County UT School Building and Refunding Bonds, Series 2023A (PSF-GTD) (Aaa/NR)
2,070,000	4.000		08/15/2045	2,046,280
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (AMT) (NR/NR)
1,650,000	2.750	(d)	01/01/2036	1,286,705
3,675,000	2.875	(d)	01/01/2041	2,640,799
11,125,000	3.000	(d)	01/01/2050	7,216,422
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 B (NR/NR)
11,125,000	6.000	(d)	01/01/2025	10,941,429

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Port of Beaumont Industrial Development Authority RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 B (NR/NR)
$29,500,000	4.100	%(d)	01/01/2028	$25,277,518
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
316,000	5.750		09/15/2036	317,210
928,000	6.000		09/15/2046	931,092
Royse City Special Assessment RB for Creekshaw Public Improvement District Improvement Area Project Series 2022 (NR/NR)
1,166,000	6.000	(d)	09/15/2052	1,192,900
Royse Special Assessment RB for Parkside Village Public Improvement District Series 2019 (NR/NR)
825,000	4.125	(d)	09/15/2039	758,445
3,275,000	4.375	(d)	09/15/2049	2,917,773
South Manvel Development Authority (A Public Not-For-Profit Local Government Corporation Acting On The Behalf of The City of Manvel, Texas) Tax Increment Contract RB, Series 2023 (NR/NR)
1,375,000	5.000		04/01/2043	1,335,988
2,300,000	5.250		04/01/2050	2,263,449
Spring Independent School District UT School Building Bonds Series 2023 (Aa2/AA-)
5,275,000	4.000		08/15/2052	5,017,059
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (NR/NR)
9,850,000	5.000		05/15/2045	8,919,123
Tarrant County Hospital District LT Bonds Series 2023 (Aa1/NR)
2,445,000	4.250		08/15/2053	2,390,962
Texas Municipal Gas Acquisition and Supply Corporation Iii Gas Supply RR Bonds, Series 2021 (A1/BBB+)
8,295,000	5.000		12/15/2031	8,857,801
Texas Private Activity Bond Surface Transportation Corporation Senior Lien RB for NTE Mobility Partners LLC North Tarrant Express Project, Series 2023 (Baa1/NR)
23,950,000	5.500		12/31/2058	26,162,683
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 toll Lanes Project Series 2016 (AMT) (Baa2/NR)
3,160,000	5.000		12/31/2050	3,125,992
3,900,000	5.000		12/31/2055	3,774,811
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (Baa1/NR)
47,380,000	5.000		06/30/2058	47,920,729
town of Flower Mound River Walk Public Improvement District No. 1 Special Assessment Refunding Bonds Series 2021 (NR/NR)
1,500,000	4.000	(d)	09/01/2043	1,277,011
town of Lakewood Village Special Assessment RB for Lakewood Village Public Improvement District Project Series 2022 (NR/NR)
2,225,000	5.375	(d)	09/15/2052	2,175,028
town of Little Elm Special Assessment RB for Spiritas East Public Improvement Project Series 2022 (NR/NR)
429,000	3.750	(d)	09/01/2042	345,939
410,000	4.000	(d)	09/01/2051	332,500

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
town of Little Elm Special Assessment RB for Valencia Public Improvement District Project Series 2022 (NR/NR)
$2,000,000	6.875	%(d)	09/01/2052	$2,104,547
town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases #2-3 Project Series 2018 (NR/NR)
1,343,000	5.875	(d)	09/01/2047	1,380,700
town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)
1,400,000	5.000	(d)	09/01/2047	1,370,729
Travis County Development Authority Contract Assessment RB for Turner’s Crossing Public Improvement District Improvement Area Project Series 2022 (NR/NR)
1,145,000	5.500	(d)	09/01/2052	1,112,697
Uptown Development Authority Tax Allocation Refunding Bonds for City of Houston Reinvestment Zone No. 16 Series 2021 (Baa2/NR)
1,630,000	3.000		09/01/2036	1,390,294
860,000	3.000		09/01/2037	713,423
625,000	3.000		09/01/2039	493,362
600,000	3.000		09/01/2040	465,815
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
390,000	3.125		12/01/2035	325,665
457,000	3.375		12/01/2040	362,430
786,000	3.500		12/01/2047	593,680
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
346,000	4.000		12/01/2027	341,929
1,545,000	4.750		12/01/2035	1,548,517
Westpointe Special Improvement District Limited Ad Valorem Tax Bonds Series 2023A (BAM) (Baa3/AA)
2,700,000	4.750		08/15/2049	2,732,377
Westpointe Special Improvement District Limited Ad Valorem Tax Bonds, Series 2023A (BAM) (Baa3/AA)
1,175,000	4.500		08/15/2041	1,193,594
1,345,000	4.625		08/15/2044	1,369,541

				879,724,425

Utah - 0.8%
Black Desert Public Infrastructure District GO Bonds Series 2021 A (NR/NR)
2,010,000	3.750	(d)	03/01/2041	1,630,947
7,125,000	4.000	(d)	03/01/2051	5,390,901
Black Desert Public Infrastructure District GO Bonds Series 2021 B (NR/NR)
5,000,000	7.375	(d)	09/15/2051	4,174,382
Coral Junction Public Infrastructure District Special Assessment Bonds Series 2022A-2 (NR/NR)
2,350,000	5.500	(d)	06/01/2041	2,286,129
Medical School Campus Public Infrastructure District GO Bonds Series 2020 A (NR/NR)
10,250,000	5.500	(d)	02/01/2050	8,631,807
Medical School Campus Public Infrastructure District GO Bonds Series 2020 B (NR/NR)
1,954,000	7.875	(d)	08/15/2050	1,659,872
Military Installation Development Authority RB Series 2021 A-1 (NR/NR)
1,500,000	4.000		06/01/2036	1,314,999

The accompanying notes are an integral part of these financial statements.	167

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Utah – (continued)
Military Installation Development Authority RB Series 2021 A-1 (NR/NR) – (continued)
$2,050,000	4.000%		06/01/2041	$1,693,036
15,675,000	4.000		06/01/2052	11,548,338
Military Installation Development Authority RB Series 2021 A-2 (NR/NR)
1,250,000	4.000		06/01/2036	1,095,832
Red Bridge Public Infrastructure District No. 1 GO Bonds Series 2021 A (NR/NR)
1,180,000	3.625	(d)	02/01/2035	967,566
500,000	4.125	(d)	02/01/2041	387,796
500,000	4.375	(d)	02/01/2051	363,167
Red Bridge Public Infrastructure District No. 1 GO Bonds Series 2021 B (NR/NR)
600,000	7.375	(d)	08/15/2051	483,454
ROAM Public Infrastructure District No. 1 GO Bonds Series 2021 A (NR/NR)
1,625,000	4.250	(d)	03/01/2051	1,213,655
Salt Lake City Airport RB (AMT) for Salt Lake City International Airport Series 2017A (A2/A+)
290,000	5.000		07/01/2047	294,665
Salt Lake City Airport RB (AMT) for Salt Lake City International Airport Series 2021A (A2/A+)
3,925,000	5.000		07/01/2051	4,074,974
Salt Lake City Airport RB for Salt Lake City International Airport Series 2023A (AMT) (A2/A+)
2,640,000	5.500		07/01/2053	2,888,662
Salt Lake City Apartment RB Series 2021 A (AGM-CR) (A1/AA)
10,000,000	4.000		07/01/2051	9,221,913
Salt Lake City International Airport RB Series 2023A (A2/A+)
2,800,000	5.250		07/01/2048	3,013,645
Utah Charter School Finance Authority Charter School RB for Beehive Science & Technology Academy Project Series 2021A (NR/NR)
1,800,000	4.000	(d)	10/15/2051	1,272,799
4,240,000	4.000	(d)	10/15/2056	2,893,348
Utah Charter School Finance Authority Charter School RB Series 2022A (NR/BB+)
6,365,000	5.750	(d)	06/15/2052	6,403,913
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022A (NR/BB)
3,630,000	4.250	(d)	07/15/2050	2,883,723
Utah Charter School Finance Authority RB for Bridge Elementary Project Series 2021A (NR/NR)
1,220,000	4.250	(d)	06/15/2051	907,799
Utah Charter School Finance Authority RB for Technology Academy Project Series 2021A (NR/NR)
6,600,000	4.000	(d)	10/15/2061	4,384,340

				81,081,662

Vermont - 0.1%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
1,000,000	5.000		05/01/2047	966,736
Vermont Economic Development Authority Solid Waste Disposal RB for Casella Waste System Project Series 2022 (B1/B+)
2,250,000	5.000	(a)(b)(d)	06/01/2052	2,268,737

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Vermont – (continued)
Vermont Educational and Health Buildings Financing Agency RB for Saint Michael’s College Project Series 2023 (NR/BBB-)
$4,600,000	5.250	%(d)	10/01/2052	$4,334,980
Vermont Educational and Health Buildings Financing Agency RB Saint Michael’s College Project, Series 2023 (NR/BBB-)
3,075,000	5.500	(d)	10/01/2043	3,103,042

				10,673,495

Virgin Islands - 0.1%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (NR/NR)
9,850,000	5.000	(d)	10/01/2039	9,223,552

Virginia - 1.3%
Ablemarle County Economic Development Authority Residential Care Facility Revenue Refunding Bonds Series 2022B (NR/NR)
4,000,000	4.000		06/01/2054	3,475,341
City of Roanoke Economic Development Authority Hospital RB for Carilion Clinic Obligated Group Series 2020A (Aa3/AA-)
2,030,000	3.000		07/01/2045	1,615,721
City of Virginia Beach Development Authority Residential Care Facility RB (Westminster-Canterbury On Chesapeake Bay) Series 2023A Tax Exempt Fixed Rate Bonds (NR/NR)
2,900,000	7.000		09/01/2053	3,244,031
4,550,000	7.000		09/01/2059	5,071,207
Farmville Industrial Development Authority RB Refunding for Longwood Housing Foundation LLC Series 2020 A (NR/ BBB-)
7,360,000	5.000		01/01/2050	6,968,685
5,000,000	5.000		01/01/2059	4,608,769
James City County Economic Development Authority RB Refunding for Virginia United Methodist Homes, Inc. Obligated Group Series 2021 A (NR/NR)
580,000	4.000		06/01/2041	498,020
940,000	4.000		06/01/2047	745,060
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (NR/BBB+)
710,000	4.000		04/01/2045	624,999
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 A-1 (B3/B-)
10,705,000	6.706		06/01/2046	9,227,185
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (NR/CCC-)
236,845,000	0.000	(e)	06/01/2047	64,866,469
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (NR/CCC-)
34,250,000	0.000	(e)	06/01/2047	9,171,407
Virginia College Building Authority RB Refunding for Regent University Project Series 2021 (NR/BBB)
1,525,000	3.000		06/01/2041	1,200,649
1,050,000	4.000		06/01/2046	924,036
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (Baa3/NR)
19,870,000	5.000		12/31/2056	19,980,692

168	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Virginia – (continued)
Virginia Small Business Financing Authority Senior Lien RB Refunding for I-495 Hot Lanes Project, Series 2022 (Tax Exempt/AMT) (Baa1/NR)
$1,000,000	5.000%		12/31/2057	$1,020,720
Virginia Small Business Financing Authority Solid Waste Disposal RB Series 2018 (NR/B)
1,000,000	5.000	(a)(b)(d)	01/01/2048	955,728
Virginia Small Business Financing Authority Tax Exempt Senior Lien Private Activity RB Series 2017 (Baa3/NR)
5,415,000	5.000		12/31/2049	5,462,967
4,765,000	5.000		12/31/2052	4,797,234

				144,458,920

Washington - 1.4%
City of Tacoma Electric System RB Green Bonds Series 2024A (NR/AA)
1,000,000	5.000		01/01/2054	1,077,719
Grant County Public Hospital District UT GO Bonds Series 2023 (Baa1/NR)
14,405,000	5.000		12/01/2044	14,560,806
Port of Seattle Industrial Development Corp. RB Refunding for Delta Air Lines, Inc. Series 2012 (NR/BB+)
3,880,000	5.000		04/01/2030	3,880,473
Port of Seattle Intermediate Lien Revenue and Refunding Bonds Series 2022B (A1/AA-)
3,000,000	5.500		08/01/2047	3,272,735
Port of Seattle Intermediate Lien Revenue Refunding Bonds Series 2022B (AMT) (A1/AA-)
2,765,000	4.000		08/01/2047	2,565,925
Public Hospital District Hospital RB Series 2024 (Baa3/NR)
2,500,000	5.500		12/01/2054	2,654,286
Washington Higher Education Facilities Authority RB for Seattle University Project, Series 2020 (NR/A)
925,000	4.000		05/01/2045	865,794
Washington State Convention Center Public Facilities District Lodging Tax Bonds Series 2018 (AGM-CR) (A1/AA)
19,805,000	4.000		07/01/2058	18,618,185
Washington State Convention Center Public Facilities District Lodging Tax Refunding Bonds Series 2021B (Baa1/BBB)
3,715,000	3.000		07/01/2058	2,616,828
Washington State Convention Center Public Facilities District RB Series 2018 (Baa1/BBB)
40,975,000	5.000		07/01/2048	42,198,559
35,000,000	4.000		07/01/2058	32,028,913
Washington State Convention Center Public Facilities District Subordinate Lodging Tax Refunding Bonds Series 2021B (Baa3/BBB-)
3,320,000	4.000		07/01/2043	3,175,182
11,620,000	4.000		07/01/2058	10,409,617
Washington State Housing Finance Commission Nonprofit Housing RB for Presbyterian Retirement Communities Northwest Obligated Group Transforming Age Projects Series 2019 A (NR/NR)
1,350,000	5.000	(d)	01/01/2049	1,074,377
3,800,000	5.000	(d)	01/01/2055	2,918,469
Washington State Housing Finance Commission Non-Profit Housing Tax Exempt RB Refunding for Emerald Heights Project, Series 2023A (NR/NR)
2,050,000	5.000		07/01/2043	2,126,985

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Washington – (continued)
Washington State Housing Finance Commission Non-Profit Housing Tax Exempt RB Refunding for Emerald Heights Project, Series 2023A (NR/NR) – (continued)
$1,935,000	5.000%		07/01/2048	$1,978,154

				146,023,007

West Virginia - 0.6%
City of South Charleston Special District Excise Tax Revenue Improvement Bonds Series 2022 A (NR/NR)
1,345,000	4.250	(d)	06/01/2042	1,091,037
2,350,000	4.500	(d)	06/01/2050	1,841,422
City of South Charleston Special District Excise Tax Revenue Improvement Bonds Series 2022 B (NR/NR)
2,450,000	5.500	(d)	06/01/2032	2,142,010
2,725,000	6.000	(d)	06/01/2037	2,260,245
County of Ohio Special District Excise Tax RB Refunding for Fort Henry Economic Opportunity Development District The Highlands Project Series 2019 B (NR/BBB-)
955,000	3.000		03/01/2035	854,648
1,595,000	3.000		03/01/2037	1,338,271
Monongalia County Commission Excise Tax District RB Refunding Series 2021 A (NR/NR)
2,580,000	4.125	(d)	06/01/2043	2,290,258
Monongalia County Commission Excise Tax District RB Series 2021 B (NR/NR)
1,650,000	4.875	(d)	06/01/2043	1,595,880
Monongalia County Commission Senior Tax Increment Revenue, Refunding and Improvement Bonds for Development District No. 4 – University town Centre Series 2023 A (NR/NR)
900,000	5.750	(d)	06/01/2043	956,848
1,350,000	6.000	(d)	06/01/2053	1,441,997

The County Commission of Monongalia County Subordinate Special District Excise Tax Convertible Capital Appreciation Revenue, Refunding and Improvement Bonds, Series 2023 B (University Town Centre Economic Opportunity Development District) (NR/NR)

15,000,000	0.000	(d)(g)	06/01/2053	3,337,154
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2020 (B2/BB)
9,300,000	5.000	(a)(b)	07/01/2045	9,339,267
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2021 (AMT) (B2/BB)
4,850,000	4.125	(a)(b)	07/01/2045	4,833,130
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds Kentucky Power Company - Mitchell Project, Series 2014A (Baa3/BBB)
4,085,000	4.700	(a)(b)	04/01/2036	4,168,909
West Virginia Hospital Finance Authority Hospital Refunding and Improvement RB Vandalia Health Group Series 2023B (AGM) (A1/AA)
3,340,000	5.500		09/01/2048	3,723,320
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (Baa2/ BBB+)
6,120,000	5.000		01/01/2043	6,005,574
13,000,000	4.125		01/01/2047	11,085,647

The accompanying notes are an integral part of these financial statements.	169

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

West Virginia – (continued)
West Virginia Hospital Finance Authority RB Refunding for Charleston Area Medical Center, Inc. Obligated Group Series 2019 A (Baa1/NR)
$1,750,000	5.000%		09/01/2038	$1,799,493
1,600,000	5.000		09/01/2039	1,637,831

				61,742,941

Wisconsin - 2.5%
Public Finance Authority Beyond Boone LLC-Appalachian State University Project RB Bonds Series 2019 A (AGM) (A1/AA)
2,350,000	4.125		07/01/2049	2,257,184
1,600,000	5.000		07/01/2058	1,627,581
Public Finance Authority Charter School RB (Alamance Community School Project) Series 2023A (Ba2/NR)
1,025,000	6.500	(d)	06/15/2043	1,068,813
1,310,000	7.000	(d)	06/15/2053	1,385,760
1,395,000	7.000	(d)	06/15/2058	1,463,226
Public Finance Authority Charter School RB for Coral Academy of Science Reno Series 2022A (NR/NR)
1,400,000	6.000	(d)	06/01/2062	1,406,296
Public Finance Authority Charter School RB Series 2021A (Ba2/NR)
1,250,000	5.000	(d)	06/15/2051	1,055,347
Public Finance Authority Education RB for Clove Garden School Series 2022 (NR/NR)
1,630,000	5.500	(d)	06/15/2052	1,601,205
2,700,000	5.750	(d)	06/15/2062	2,703,097
Public Finance Authority Education RB for North Carolina Leadership Charter Academy, Inc. Series 2019 A (NR/NR)
215,000	4.000	(d)	06/15/2029	208,983
385,000	5.000	(d)	06/15/2039	378,137
Public Finance Authority Education RB for Triad Educational Services Series 2022 (NR/BBB-)
600,000	5.500		06/15/2050	599,662
1,450,000	5.250		06/15/2052	1,388,326
1,400,000	5.375		06/15/2057	1,357,278
Public Finance Authority Education RB for Uwharrie Charter Academy Project Series 2022A (Ba2/NR)
1,400,000	5.000	(d)	06/15/2052	1,290,772
1,850,000	5.000	(d)	06/15/2057	1,683,307
1,850,000	5.000	(d)	06/15/2062	1,662,342
Public Finance Authority Education RB Series 2022 (NR/NR)
3,925,000	5.000	(d)	01/01/2057	3,237,548
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (Baa3/BBB-)
5,900,000	4.300		11/01/2030	5,816,701
Public Finance Authority Founders Academy Charter School RB Series 2023A (NR/BB-)
550,000	6.625	(d)	07/01/2053	569,245
500,000	6.750	(d)	07/01/2058	519,635
Public Finance Authority Hotel RB for Grand Hyatt San Antonio Hotel Acquisition Project Subordinate Lien Series 2022B (NR/NR)
900,000	5.625	(d)	02/01/2046	917,762
Public Finance Authority Limited Obligation Grant RB (American Dream @ Meadowlands Project) Series 2017A (Tax-Exempt) Series 2017B (NR/NR)
20,500,000	6.750	(d)	08/01/2031	14,965,000

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Public Finance Authority Quality Education Academy Project Charter School RB Series 2023A (Ba2/NR)
$475,000	6.250	%(d)	07/15/2053	$496,022
1,175,000	6.500	(d)	07/15/2063	1,235,007
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (A1/AA)
950,000	4.000		07/01/2050	890,658
1,185,000	4.000		07/01/2055	1,081,345
1,520,000	4.000		07/01/2059	1,373,949
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (Ba2/NR)
1,230,000	5.000	(d)	12/01/2035	1,183,311
12,380,000	5.000	(d)	12/01/2055	10,374,130
Public Finance Authority RB for Coral Academy of Science Las Vegas Series 2021 A (NR/BBB-)
4,115,000	4.000		07/01/2061	3,005,444
Public Finance Authority RB for Eno River Academy Holdings, Inc. Series 2020 A (Ba1/NR)
1,300,000	5.000	(d)	06/15/2054	1,228,400
Public Finance Authority RB for Founders Academy of Las Vegas Series 2020 A (NR/BB-)
495,000	4.000	(d)	07/01/2030	468,434
700,000	5.000	(d)	07/01/2040	651,978
1,875,000	5.000	(d)	07/01/2055	1,602,267
Public Finance Authority RB for High Desert Montessori Charter School Series 2021 A (NR/NR)
300,000	5.000	(d)	06/01/2036	276,283
900,000	5.000	(d)	06/01/2051	722,002
1,075,000	5.000	(d)	06/01/2061	835,220
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)
3,100,000	5.250	(d)	03/01/2045	2,803,609
7,110,000	5.250	(d)	03/01/2055	6,202,655
Public Finance Authority RB for McLemore Resort Manager LLC Series 2021 A (NR/NR)
15,750,000	4.500	(d)	06/01/2056	12,982,467
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (Ba2/NR)
12,925,000	5.625	(d)	06/01/2050	10,934,637
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (Ba2/NR)
14,840,000	6.500	(d)	06/01/2045	12,691,895
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (NR/NR)
2,600,000	5.200		12/01/2037	2,648,610
1,525,000	5.350		12/01/2045	1,537,433
Public Finance Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2021 B (NR/BB)
4,470,000	6.000	(d)	07/01/2031	3,945,377
Public Finance Authority RB Refunding for Blue Ridge Healthcare Obligated Group Series 2020 A (A3/A)
1,425,000	4.000		01/01/2045	1,342,370
1,900,000	3.000		01/01/2050	1,378,018
Public Finance Authority RB Refunding for Coral Academy of Science Reno Series 2019 A (NR/NR)
1,950,000	5.000	(d)	06/01/2050	1,743,545
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR)
1,450,000	5.000	(d)	09/01/2049	1,207,776

170	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR) – (continued)
$1,360,000	5.000	%(d)	09/01/2054	$1,098,532
Public Finance Authority RB Refunding for Rider University A New Jersey Non-Profit Corp. Series 2021 A (NR/BB)
9,950,000	4.500	(d)	07/01/2048	8,022,397
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (NR/BB+)
3,205,000	6.125	(d)	10/01/2049	2,792,040
Public Finance Authority RB Refunding for UMA Education, Inc. Series 2019 A (NR/BB+)
1,020,000	5.000	(d)	10/01/2034	1,060,192
350,000	5.000	(d)	10/01/2039	355,204
Public Finance Authority Retirement Communities RB Refunding for The Evergreens Obligated Group Series 2019 A (NR/NR)
765,000	5.000		11/15/2049	784,914
Public Finance Authority Revenue Refunding Bonds for Roseman University of Health Sciences Series 2022 (NR/NR)
100,000	4.000	(c)(d)	04/01/2042	109,378
Public Finance Authority Revenue Refunding Bonds for Roseman University of Health Sciences Series 2022 (NR/BB)
800,000	4.000	(d)	04/01/2042	725,243
1,400,000	4.000	(d)	04/01/2052	1,199,655
Public Finance Authority Senior Living Revenue Refunding Bonds for Fellowship Senior Living Project Series 2019A (NR/NR)
12,080,000	4.000		01/01/2052	9,415,657
Public Finance Authority Senior RB for Fargo-Moorhead Metropolitan Area Flood Risk Management Project Series 2021 (AMT) (Baa3/NR)
3,800,000	4.000		03/31/2056	3,099,197
Public Finance Authority Special Facility RB for Million Air Two LLC General Aviation Facilities Project Series 2017B (NR/NR)
14,160,000	7.125	(d)	06/01/2041	12,916,608
Public Finance Authority Special RB Series 2024 (NR/NR)
9,500,000	5.500	(d)	12/15/2028	9,552,687
Public Finance Authority Student Housing RB for CHF-Cullowhee, LLC-Western Carolina University Project Series 2015 A (NR/BBB-)
3,250,000	5.250		07/01/2047	3,147,931
Public Finance Authority Student Housing RB Series 2021A-1 (Ba1/NR)
8,815,000	4.000	(d)	07/01/2061	7,020,180
Public Finance Authority Student Housing RB Subordinate Series 2021B (NR/NR)
1,875,000	5.250	(d)	07/01/2061	1,605,120
Public Finance Authority Tax Increment Revenue Senior Bonds for Miami Worldcenter Project Series 2024A (NR/NR)
13,850,000	5.000	(d)(h)	06/01/2041	13,462,074
Public Finance Authority Tax Increment Revenue Subordinate Bonds for Miami Worldcenter Project Series 2024B (NR/NR)
7,375,000	8.000	(d)(h)	06/15/2042	7,200,497
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (Baa1/NR)
1,315,000	3.000		02/01/2042	1,009,077
435,000	4.000		02/01/2045	389,947
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR)
950,000	4.000		12/01/2051	663,566

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR) – (continued)
$950,000	4.000%		12/01/2056	$642,052
Wisconsin Health and Educational Facilities Authority RB for Forensic Science and Protective Medicine Collaboration, Inc. Project Series 2024 (Baa2/NR)
8,740,000	5.000	(d)	08/01/2027	8,937,430
Wisconsin Health and Educational Facilities Authority RB for Three Pillars Senior Living Communities Series 2024A (NR/NR)
2,875,000	5.750	(h)	08/15/2054	2,946,971
4,600,000	5.750	(h)	08/15/2059	4,678,670
Wisconsin Public Finance Authority Hotel RB for Grand Hyatt San Antonion Hotel Acquisition Project Senior Lien Series 2022B (NR/NR)
32,525,000	6.000	(d)	02/01/2062	33,426,317

				270,267,585

Wyoming - 0.2%
County of Campbell RB Refunding for Basin Electric Power Cooperative Series 2019 A (A3/A)
28,040,000	3.625		07/15/2039	25,448,925

TOTAL MUNICIPAL BONDS (Cost $10,728,881,322)				10,525,526,296

Corporate Bonds - 0.8%

Healthcare-Services - 0.3%
Prime Healthcare Foundation, Inc. Series
16,525,000	7.000%		12/01/27	15,532,495
Toledo Hospital RB Series 2022 B
4,988,000	5.325		11/15/28	4,666,424
Tower Health Series
12,854,000	4.451		02/01/50	6,169,920

				26,368,839

Real Estate - 0.5%
Benloch Ranch Improvement Association No. 1 Series 2020
5,959,805	9.750	(d)(j)	12/01/39	5,818,677
Benloch Ranch Improvement Association No. 1 Series 2021
3,674,355	9.750	(d)(j)	12/01/39	3,587,347
Benloch Ranch Improvement Association No. 2
29,700,000	10.000	(d)(j)	12/01/51	26,380,728
Brixton Park Improvement Association No. 1 Series
27,165,373	6.875	(d)(j)	12/01/51	22,861,563

				58,648,315

TOTAL CORPORATE BONDS (Cost $95,209,308)				85,017,154

The accompanying notes are an integral part of these financial statements.	171

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(k) - 0.4%

Engineering & Construction - 0.4%
Rialto Bioenergy Facility, LLC (SOFR + 0.1%)
$44,639,999	5.330%(j)	04/30/24	$44,639,999

			44,639,999

TOTAL BANK LOANS (Cost $44,596,210)			44,639,999

TOTAL INVESTMENTS - 99.0% (Cost $10,868,686,840)			$10,655,183,449

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%			109,247,282

NET ASSETS - 100.0%			$10,764,430,731

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.
(a)

Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2024.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(g)	Zero coupon bond until next reset date.
(h)	When-issued security.
(i)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(k)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2024. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ABS	- Asset-Backed Security
AGC	- Insured by Assured Guaranty Corp.
AGM	- Insured by Assured Guaranty Municipal Corp.
AGM-CR	- Insured by Assured Guaranty Municipal Corp. Insured
Custodial receipts
AMBAC	- Insured by American Municipal Bond Assurance Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
CFD	- Community Facilities District
COPS	- Certificates of Participation
ETM	- Escrowed to Maturity
GNMA	- Insured by Government National Mortgage Association
GO	- General Obligation
IDA	- Industrial Development Agency
LIBOR	- London Interbank Offered Rates
LP	- Limited Partnership
LT	- Limited Tax
MUN GOVT	-
GTD	Municipal Government Guaranteed NATL
NATL	- National Public Finance Guarantee Corp.
NR	- Not Rated
PSF-GTD	- Guaranteed by Permanent School Fund
RB	- Revenue Bond
RMKT	- Remarketed
RR	- Revenue Refunding
SD CRED	-
PROG	School District Credit Program
SOFR	- Secured Overnight Financing Rate
TCRS	- Transferable Custody Receipts
USD	- United States Dollar
UT	- Unlimited Tax
WR	- Withdrawn Rating

172	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds - 97.4%

Alabama - 1.5%
Ascension Health RB for Ascension Senior Credit Group Series 2016C (Aa2/AA+)
$500,000	5.000%		11/15/2046	$507,410
Black Belt Energy Gas District Gas Prepay RB 2019 Series A (A1/NR)
1,000,000	4.000	(a)(b)	12/01/2049	1,003,717
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (B1/BB-)
100,000	5.750		10/01/2049	103,421
Jefferson County Sewer Revenue Warrants Series 2024 (Baa1/BBB+)
480,000	5.250		10/01/2049	515,060
505,000	5.500		10/01/2053	549,532
Midcity Improvement District Special Assessment RB Series 2022 (NR/NR)
100,000	3.875		11/01/2027	93,706
100,000	4.250		11/01/2032	90,571

				2,863,417

Arizona - 1.3%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-)
(S&P 7 Day Municipal Intermediate Grade Rate + 0.81%)
525,000	5.540	(a)(c)	01/01/2037	496,061
Arizona IDA Lease RB for Greenville University Student Housing and Athletic Facilities Project Series 2022 (NR/BB+)
485,000	6.500	(d)	11/01/2053	495,184
Arizona Industrial Development Authority Hospital RB Phoenix Children’s Hospital Series 2020A (A1/A+)
300,000	4.000		02/01/2050	284,285
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (NR/AA-)
25,000	3.375		07/01/2041	21,093
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (NR/CC)
180,000	4.500		01/01/2049	103,807
Arizona Industrial Development Authority RB for Somerset Academy of Las Vegas Series 2021 A (NR/BB)
25,000	4.000	(d)	12/15/2051	19,344
Arizona Industrial Development Authority RB Refunding for Doral Academy of Northern Nevada Obligated Group Series 2021 A (Ba1/NR)
265,000	4.000	(d)	07/15/2041	225,493
County of Maricopa IDA Education RB Series 2021A (NR/BB+)
75,000	4.000	(d)	07/01/2041	66,157
County of Maricopa IDA Education RB Taxable Convertible Series 2021B (NR/BB+)
50,000	2.100	(b)(d)	07/01/2026	47,849
150,000	2.625	(b)(d)	07/01/2031	133,908
150,000	3.500	(b)(d)	07/01/2044	118,243
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
99,000	4.750		07/01/2043	88,729
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (NR/NR)
100,000	5.000		05/15/2041	95,777

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (NR/BBB+)
$50,000	4.000%		02/15/2046	$41,912
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2021 A (NR/BB)
100,000	4.000	(d)	07/01/2051	77,999
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)
25,000	5.125	(d)	10/01/2030	25,872
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (A3/BBB+)
105,000	5.000		12/01/2037	114,249

				2,455,962

Arkansas - 0.1%
Arkansas Development Finance Authority RB for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 B (NR/NR)
50,000	4.250		07/01/2041	44,433
25,000	3.500		07/01/2046	17,206
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
100,000	3.500		07/01/2038	78,287

				139,926

California - 8.3%
Airport Commission of The City and County of San Francisco Second Series RR Bonds, Series 2023C (AMT) (A1/NR)
500,000	5.750		05/01/2048	559,476
Bay Area Toll Authority Bridge RB 2021 Series D (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.30%)
500,000	3.940	(a)(c)	04/01/2056	489,625
Bay Area Toll Authority Bridge RB 2021 Series E (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.41%)
350,000	4.050	(a)(c)	04/01/2056	341,720
California Community Choice Financing Authority Clean Energy Project RB Fixed Rate Green Bonds Series 2023E-1 (A1/NR)
575,000	5.000	(a)(b)	02/01/2054	615,355
California Community Housing Agency RB Series 2021A-1 Senior Bonds (NR/NR)
150,000	4.000	(d)	02/01/2056	126,221
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-1 (NR/BBB+)
10,000	4.000		06/01/2049	9,992
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 A (NR/BBB+)
50,000	4.000		06/01/2049	48,529
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (NR/BBB+)
15,000	5.000		06/01/2049	15,549
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)
250,000	0.000	(e)	06/01/2055	57,430

The accompanying notes are an integral part of these financial statements.	173

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (NR/NR)
$400,000	0.000	%(e)	06/01/2055	$52,721
California Health Facilities Financing Authority RB for Providence Health & Services Series 2014B (A2/A)
410,000	5.000		10/01/2044	411,309
California Health Facilities Financing Authority Refunding RB Lucile Salter Packard Children’s Hospital At Stanford 2022 Series A Forward Delivery (A1/A+)
135,000	4.000		05/15/2051	130,420
California Infrastructure & Economic Development Bank RB for California Academy of Sciences Series 2024A (A2/NR)
540,000	3.250		08/01/2029	541,930
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (NR/BBB-)
100,000	4.000		07/01/2041	88,976
California Municipal Finance Authority Revenue Refunding Bonds for Eisenhower Medical Center Series 2017A (Baa2/NR)
150,000	5.000		07/01/2047	151,284
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
1,000,000	5.000		12/31/2043	990,501
California Municipal Finance Authority Special Facility RB For United Airlines International Airport Project Series 2019 (NR/BB-)
150,000	4.000		07/15/2029	148,724
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2012 (Baa3/NR)
300,000	5.000	(d)	07/01/2037	300,347
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (Baa3/NR)
275,000	5.000	(d)	07/01/2034	303,900
250,000	5.000	(d)	07/01/2035	274,216
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)
250,000	5.000	(d)	11/21/2045	250,141
California School Finance Authority Charter School RB for Citizens of the World Obligated Group Series 2022A (NR/BB-)
250,000	6.250	(d)	04/01/2052	253,234
California School Finance Authority Charter School RB for Lighthouse Community Public School Obligated Group Series 2022A (NR/NR)
250,000	6.375	(d)	06/01/2052	258,787
California School Finance Authority RB for Lifeline Education Charter School, Inc. Series 2020 A (NR/BB+)
365,000	3.000	(d)	07/01/2030	335,080
California School Finance Authority RB for Santa Clarita Valley International Charter School Series 2021 A (NR/NR)
260,000	4.000	(d)	06/01/2031	244,491
California Statewide Communities Development Authority CFD No. 2022-03 Sheldon Farms Special Tax Bonds, Series 2023 (NR/NR)
250,000	5.000		09/01/2053	244,478

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Statewide Communities Development Authority Pollution Control RB Refunding for Southern California Edison Company Series 2006 D (NON-AMT) (A2/A-)
$150,000	4.500%		11/01/2033	$163,662
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Series 2016A (NR/BB)
250,000	5.250	(d)	12/01/2056	252,693
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (NR/BB)
500,000	5.500		12/01/2054	502,689
California Statewide Communities Development Authority Special Tax Bonds Series 2022 (NR/NR)
50,000	5.125		09/01/2042	51,517
California Statewide Communities Development Authority Student Housing Refunding RB for University of California Irvine East Campus Apartments Series 2016 (Baa1/NR)
100,000	5.000		05/15/2040	100,823
California Statewide Community Development Authority Pollution Control Refunding RB 2010 Series A (A2/A-)
190,000	1.750		09/01/2029	166,220
City of Alameda Community Facilities District 2023 Special Tax Bonds (NR/NR)
50,000	5.000		09/01/2048	48,875
City of Chula Vista CA Community Facilities District No. 16-1 Special Tax for Improvement Area No. 2 Series 2021 (NR/NR)
250,000	4.000		09/01/2046	239,191
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
25,000	3.000		09/01/2039	19,781
City of Palm Desert Community Facilities District No. 2021-1 Special Tax Refunding Bonds Series 2021 (NR/NR)
100,000	3.000		09/01/2031	93,122
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
25,000	4.000		09/01/2040	23,106
City of San Francisco Airport Commission International Airport Second Series RB Series 2018E (A1/A+)
400,000	5.000		05/01/2048	419,934
City of San Francisco Airport Commission International Airport Second Series RB Series 2019A (A1/A+)
490,000	5.000		05/01/2049	504,252
CMFA Special Finance Agency VIII Essential Housing RB 2021A- 1 (NR/NR)
150,000	3.000	(d)	08/01/2056	102,329
County of Los Angeles CA Community Facilities District NO 2021-01 (NR/NR)
100,000	5.000		09/01/2047	101,991
Department of Airports of The City of Los Angeles LAX Subordinate RB 2018 Series A (AMT) (Aa3/AA-)
500,000	5.250		05/15/2048	517,486
Department of Airports of The City of Los Angeles LAX Subordinate RB 2021 Series D (Private Activity/AMT) (Aa3/AA-)
500,000	4.000		05/15/2051	473,195
Eastern Foothill Transportation Corridor Agency Senior Lien Toll Road Refunding RB Series 2021A (Baa1/A)
750,000	4.000		01/15/2046	721,186

174	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Golden State Securitization Settlement Corp ABS Bond Series 2021 2021B-1 (NR/BBB-)
$625,000	3.850%		06/01/2050	$584,910
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (NR/CCC)
250,000	0.000	(e)	06/01/2036	113,155
Los Angeles County Public Works Financing Authority Lease RB 2020 Series A (NR/AA+)
125,000	3.000		12/01/2050	95,048
Modesto Financing Authority Domestic Project RB 2007F (NATL) (Baa2/AA) (3M USD LIBOR + 0.63%)
525,000	4.384	(c)	09/01/2037	494,192
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
125,000	3.000		09/01/2034	115,139
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2021 (NR/NR)
25,000	2.500		09/01/2037	19,832
275,000	4.000		09/01/2050	242,873
Sacramento County Financing Authority RB Series 2007B (NATL) (Aa3/AA-) (3M USD LIBOR + 0.55%)
800,000	4.304	(c)	06/01/2034	763,092
San Diego County Regional Airport Authority Subordinate Airport RB Series 2021B (A2/NR)
150,000	4.000		07/01/2039	148,436
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (Ba2/NR)
100,000	4.000		08/01/2032	91,581
State of California Various Purpose GO Bonds (Aa2/AA-)
1,100,000	7.500		04/01/2034	1,292,996
Town of Tiburon Special Assessment for Assessment District No. 2017-1 Series 2021 A (NR/NR)
50,000	2.500		09/02/2046	32,755
Washington Township Health Care District RB 2023 Series A (Baa3/NR)
50,000	5.750		07/01/2053	53,795

				15,794,292

Colorado - 4.1%
Citadel on Colfax Business Improvement District Senior RB Series 2020 A (NR/NR)
125,000	5.350		12/01/2050	115,332
Citadel on Colfax Business Improvement District Senior RB Series 2020 B (NR/NR)
100,000	7.875		12/15/2050	94,411
City of Denver Airport System Subordinate RB Series 2018A (A1/A+)
575,000	5.250		12/01/2043	601,137
Colorado Education & Cultural Facilities Authority Charter School RB Series 2021 (Baa3/NR)
100,000	4.000		10/01/2056	77,938
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-1 (NR/NR)
695,000	6.000		07/01/2036	695,370

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Colorado Health Facilities Authority American Eagle Delaware Holding Company Series 2022A-2 (NR/NR)
$440,000	6.000%		07/01/2031	$431,577
Colorado Health Facilities Authority Hospital RB Boulder Community Health Project Series 2020 (A3/A-)
275,000	4.000		10/01/2038	275,732
300,000	4.000		10/01/2039	298,639
300,000	4.000		10/01/2040	294,582
Colorado Health Facilities Authority RB for Commonspirit Health Series 2024A (A3/A-)
625,000	5.000		12/01/2039	708,089
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (Aa2/NR)
350,000	4.000		09/01/2050	335,997
Colorado Health Facilities Authority RB for Senior Living American Eagle Portfolio Project Series 2022B-1 (NR/NR)
101,026	5.000	(b)	07/01/2057	78,144
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 A (Aa2/AA)
100,000	4.000		11/15/2043	96,991
Colorado Health Facilities Authority RB Series 2019A-2 (A3/A-)
885,000	4.000		08/01/2049	822,952
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (NR/BB-)
650,000	5.000		10/01/2032	649,988
Denver Health & Hospital Authority Healthcare Revenue Refunding Bonds Series 2017A (NR/BBB)
175,000	4.000	(d)	12/01/2035	167,439
185,000	4.000	(d)	12/01/2036	174,098
Fiddler’s Business Improvement District GO Refunding Bonds Series 2022 (NR/NR)
150,000	5.000	(d)	12/01/2032	155,754
Rampart Range Metropolitan District No. 5 RB Series 2021 (NR/NR)
500,000	4.000		12/01/2041	401,147
Senac South Metropolitan District GO LT Bonds Series 2021A3 (NR/NR)
915,000	5.250		12/01/2051	813,858
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
575,000	3.375		12/01/2030	551,893

				7,841,068

Connecticut - 0.2%
City of Stamford Housing Authority RB Anticipation Notes for Dogwoods Project Series 2022 (NR/NR)
100,000	11.000	(d)	12/01/2027	111,738
State of Connecticut Health & Educational Facilities Authority RB Series E (NR/NR)
230,000	4.000		07/01/2041	193,913
State of Connecticut Health and Educational Facilities Authority RB for University of Hartford 2022 Series P (NR/BB+)
55,000	5.375		07/01/2052	51,477

The accompanying notes are an integral part of these financial statements.	175

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Connecticut – (continued)
Steel Point Infrastructure Improvement District Tax Allocation for Steelpointe Harbor Project Series 2021 (NR/NR)
$100,000	4.000	%(d)	04/01/2041	$84,759

				441,887

Delaware - 0.0%
Delaware Economic Development Authority Charter School RB for Aspira of Delaware Charter Operations Project Series 2022A (NR/BB)
50,000	3.000		06/01/2032	43,362
50,000	4.000		06/01/2042	41,199

				84,561

District of Columbia - 1.3%
District of Columbia Private Activity RB Series 2022A (A3/NR)
100,000	5.500		02/28/2037	116,721
Metropolitan Washington Airport Authority Revenue & Refunding Bonds Series 2018A (Aa3/AA-)
1,450,000	5.000		10/01/2043	1,497,321
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (A1/AA)
125,000	3.000		10/01/2050	95,321
100,000	4.000		10/01/2053	93,947
Metropolitan Washington Airports Authority Dulles Toll Road Subordinate Lien Revenue Refunding Bonds for Dulles Metrorail & Capital Improvement Projects Series 2019B (Baa2/A-)
650,000	4.000		10/01/2049	610,875

				2,414,185

Florida - 19.3%
Abbott Square Community Development District Special Assessment Bonds Series 2022 (NR/NR)
200,000	5.000		06/15/2032	204,789
AH at Turnpike South Community Development District Special Assessment Phase 3 Project Series 2021 (NR/NR)
500,000	4.000		05/01/2051	410,781
Alachua County Health Facilities Authority Continuing Care Retirement Community RB Series 2022 (NR/NR)
250,000	4.000		10/01/2046	205,865
Astonia Community Development District Polk County, Florida Special Assessment Bonds, Series 2023 Assessment Area Three Project (NR/NR)
65,000	5.125		06/15/2043	65,732
Astonia Community Development District Special Assessment for Assessment Area 2 Project Series 2021 (NR/NR)
55,000	3.200	(d)	05/01/2041	44,834
Astonia Community Development District Special Assessment for North Parcel Assessment Area Project Series 2021 (NR/NR)
15,000	2.500	(d)	05/01/2026	14,520
50,000	3.200	(d)	05/01/2041	40,745
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
95,000	2.375		05/01/2026	91,796
Avalon Groves Community Development District Special Assessment for Phases 3 and 4 Sub Assessment Area One Series 2021 (NR/NR)
25,000	3.125		05/01/2041	20,385

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Avenir Community Development District Special Assessment Bonds Series 2023 (NR/NR)
$50,000	4.500%		05/01/2030	$50,576
Babcock Ranch Community Independent Special District Special Assessment Series 2021 (NR/NR)
660,000	2.875		05/01/2031	594,924
Bannon Lakes Community Development District Special Assessment Series 2021 (NR/NR)
200,000	3.000	(d)	05/01/2031	186,158
Bellagio Community Development District Special Assessment Bonds Series 2013 (NR/BBB)
30,000	6.000		11/01/2027	31,336
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.625		12/15/2040	93,257
Berry Bay Community Development District Special Assessment for Assessment Area 1 Project Series 2021 (NR/NR)
500,000	3.125		05/01/2031	460,414
Black Creek Community Development District Special Assessment Bonds Series 2022 (NR/NR)
205,000	4.800		06/15/2027	207,229
Bridgewalk Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2023 (NR/NR)
60,000	6.250		12/15/2043	63,435
Bridgewater Community Development District Special Assessment Bonds for Assessment Area One Project Series 2022 (NR/NR)
100,000	3.250		06/15/2042	78,426
Broward County Port Facilities RB Series 2019B (A1/A)
300,000	4.000		09/01/2049	276,016
Buckhead Trails Community Development District Special Assessment Bonds for Manatee County Project Series 2022 (NR/NR)
45,000	4.750		05/01/2027	45,124
Buena Lago Community Development District Capital Improvement RB Series 2022 (NR/NR)
165,000	4.000		05/01/2027	164,115
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (Ba2/NR)
625,000	5.250	(d)	12/01/2058	608,086
Capital Trust Agency, Inc. RB for AcadeMir Charter School West Series 2021 A-2 (Ba2/NR)
100,000	4.000	(d)	07/01/2051	75,940
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (Ba2/NR)
100,000	4.000	(d)	12/01/2028	97,339
300,000	5.250	(d)	12/01/2043	299,248
Celebration Community Development District Special Assessment for Assessment Area One Project Series 2021 (NR/NR)
235,000	2.750		05/01/2031	219,717
CFM Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.350		05/01/2041	80,894
Chapel Creek Community Development District Special Assessment Series 2021 (NR/NR)
85,000	3.375	(d)	05/01/2041	69,578
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)
95,000	3.700	(d)	05/01/2040	81,935

176	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Charles Cove Community Development District Special Assessment RB Series 2021 (NR/NR)
$105,000	2.400%		05/01/2026	$101,025
City of Jacksonville RB Refunding for Genesis Health, Inc. Obligated Group Series 2020 (NR/A-)
145,000	4.000		11/01/2039	139,658
City of Palmetto Educational Facilities Refunding RB Series 2022A (NR/BBB-)
100,000	5.125		06/01/2042	102,816
Coddington Community Development District (NR/NR)
260,000	5.000		05/01/2032	269,590
Connerton East Community Development District Special Assessment Bonds Series 2023 (NR/NR)
100,000	5.250		06/15/2043	103,083
Cope’s Landing Community Development District Capital Improvement RB 2023 Project Area Series 2023 (NR/NR)
100,000	5.750		05/01/2043	104,754
Copper Oaks Community Development District Special Assessment Refunding and Improvement Bonds Series 2021 (NR/NR)
175,000	3.000		05/01/2031	158,946
175,000	3.000		05/01/2035	148,513
Corkscrew Crossing Community Development District Special Assessment Bonds Series 2023 (NR/NR)
200,000	4.300		05/01/2033	201,093
Creekview Community Development District Special Assessment RB Series 2022 (NR/NR)
50,000	3.875		05/01/2027	49,534
50,000	4.250		05/01/2032	49,702
270,000	4.625		05/01/2042	259,731
Cross Creek North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
340,000	4.250		05/01/2042	318,729
Cross Creek North Community Development District Special Assessment Bonds Series 2023 (NR/NR)
100,000	5.125		05/01/2043	100,971
Crossings Community Development District Special Assessment Bonds Series 2022 (NR/NR)
165,000	4.250		05/01/2027	165,104
255,000	4.750		05/01/2032	258,974
Cypress Bluff Community Development District Special Assessment for Del WEBB Project Series 2020 A (NR/NR)
145,000	2.700	(d)	05/01/2025	143,006
310,000	3.125	(d)	05/01/2030	301,802
Cypress Mill Community Development District Special Assessment Bonds for Bank Qualified 2023 Project Series 2023 (NR/BBB)
50,000	5.000		05/01/2053	49,482
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)
50,000	2.625	(d)	05/01/2025	49,162
Deerbrook Community Development District Pasco County, Florida Special Assessment Bonds, Series 2023 2023 Project (NR/NR)
100,000	5.250		05/01/2043	101,365
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
270,000	3.750		05/01/2040	239,004

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)
$50,000	3.375	%(d)	05/01/2041	$44,221
DW Bayview Community Development District Special Assessment Bonds for Manatee County Series 2022 (NR/NR)
140,000	4.300		05/01/2027	140,452
Eagle Hammock Community Development District Special Assessment Bonds Series 2022 (NR/NR)
200,000	4.875		05/01/2032	204,803
East 547 Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
40,000	3.300		05/01/2041	32,210
Eden Hills Community Development District Special Assessment Bonds Series 2022 (NR/NR)
75,000	3.625		05/01/2032	72,345
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
100,000	4.000		05/01/2040	95,310
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
130,000	3.600		05/01/2041	108,594
Edgewater East Community Development District Special Assessment RB Series 2022 (NR/NR)
125,000	3.375		05/01/2032	114,432
Escambia County Health Facilities Authority Health Care Facilities RB Series 2020A (Baa2/BBB)
760,000	4.000		08/15/2045	679,175
Eureka Grove Community Development District Special Assessment Bonds for 2021 Project Series 2021 (NR/NR)
685,000	3.500		05/01/2041	563,053
Everlands Community Development District Special Assessment Bonds for Assessment Area Two – 2024 Project Area Series 2024 (NR/NR)
525,000	5.250		06/15/2044	529,084
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
195,000	5.000		05/01/2035	199,725
Florida Development Finance Corp. Educational Facilities RB Series 2022A (Ba3/NR)
100,000	5.000	(d)	07/01/2032	95,944
135,000	5.375	(d)	07/01/2042	124,720
Florida Development Finance Corp. Educational RB for Cornerstone Charter Academy Project Series 2022 (NR/BB+)
100,000	5.000	(d)	10/01/2042	97,991
Florida Development Finance Corp. Healthcare Facilities RB for Tampa General Hospital Project Series 2024A (Fixed Mode) (NR/A-)
600,000	5.250		08/01/2049	635,694
Florida Development Finance Corp. RB for Brightline Florida Passenger Rail Expansion Project Series 2023C (NR/NR)
500,000	8.250	(a)(b)(d)(f)	07/01/2057	499,841
Florida Development Finance Corp. RB for Brightline Passenger Rail Expansion Project Series 2023C (NR/NR)
500,000	8.000	(a)(b)(d)	07/01/2057	530,000
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)
100,000	4.000	(d)	06/01/2030	91,067

The accompanying notes are an integral part of these financial statements.	177

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (NR/NR)
$100,000	5.125	%(d)	06/01/2040	$90,250
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
100,000	4.000		06/01/2030	94,188
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (NR/NR)
700,000	7.375	(d)	01/01/2049	729,477
Florida Development Finance Corp. RB Refunding for Global Outreach Charter Academy Obligated Group Series 2021 A (B1/NR)
100,000	4.000	(d)	06/30/2041	81,293
Florida Development Finance Corp. Surface Transportation Facility RB for Brightline Florida Passenger Rail Project Series 2019A-2 (NR/NR)
100,000	6.250	(a)(b)(d)	01/01/2049	100,021
Florida Development Finance Corp. Surface Transportation Facility RB for Virgin Trains USA Passenger Rail Project Series 2019A (NR/NR)
400,000	6.500	(a)(b)(d)	01/01/2049	400,122
Florida Development Finance Corp. Surface Transportation Facility RB Series 2019A (NR/NR)
100,000	6.375	(a)(b)(d)	01/01/2049	100,013
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (NR/BBB)
150,000	5.000		03/01/2047	150,841
Forest Lake Community Development District Special Assessment Bonds Series 2022 (NR/NR)
40,000	4.750	(d)	05/01/2027	40,248
90,000	5.000	(d)	05/01/2032	92,157
Gracewater Sarasota Community Development District Special Assessment Bonds Series 2021 (NR/NR)
165,000	2.950		05/01/2031	149,047
75,000	3.350		05/01/2041	60,447
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
100,000	4.000		05/01/2030	98,134
Grand Oaks Community Development District Special Assessment RB Series 2019 A (NR/NR)
50,000	4.750		11/01/2039	49,285
Grand Oaks Community Development District Special Assessment RB Series 2021 (NR/NR)
60,000	3.500		11/01/2041	49,123
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
710,000	3.750		05/01/2041	603,091
Grande Pines Community Development District Special Assessment RB for Assessment Area Two Series 2024 (NR/NR)
100,000	5.450		05/01/2044	100,540
Hacienda North Community Development District Special Assessment RB Series 2023 (NR/NR)
100,000	6.300		05/01/2043	107,352
Hamilton Bluff Community Development District Special Assessment Bonds, Series 2024 (Assessment Area One Project) (NR/NR)
100,000	5.800		05/01/2054	100,221

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Hammock Reserve Community Development District Special Assessment Bonds Series 2022 (NR/NR)
$30,000	4.200%		05/01/2027	$29,850
Harmony On Lake Eloise Community Development District City of Winter Haven, Florida Capital Improvement RB, Series 2023 Assessment Area One (NR/NR)
80,000	5.125		05/01/2043	81,303
Harmony West Community Development District Special Assessment RB Series 2023 (NR/NR)
300,000	5.300		05/01/2053	305,833
Hawkstone Community Development District Special Assessment RB Series 2021 (NR/NR)
125,000	3.450		05/01/2041	103,676
Hawkstone Community Development District Special Assessment RB Series 2023 (NR/NR)
485,000	4.375		05/01/2030	487,599
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
40,000	2.875		05/01/2025	39,359
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)
25,000	3.500	(d)	05/01/2031	23,617
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2021 (NR/NR)
135,000	2.375		05/01/2026	129,875
Hillsborough County Aviation Authority Revenue Refunding Bonds Series 2015-A (NR/AA-)
350,000	5.000		10/01/2040	350,790
Homestead 50 Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
125,000	3.000		05/01/2037	102,552
Island Lake Estates Community Development District 2023 Project Special Assessment Bonds Series 2023 (NR/NR)
100,000	5.750		12/15/2043	104,606
JEA Electric System RB 2008 D (A2/A/A-1)
340,000	4.600	(a)(b)	10/01/2038	340,000
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.125		05/01/2041	78,238
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.500		05/01/2040	90,563
Kindred Community Development District II Special Assessment Bonds Series 2021 (NR/NR)
100,000	2.700		05/01/2031	92,995
Kingman Gate Community Development District Special Assessment Bonds Series 2021 (NR/NR)
50,000	3.600		06/15/2041	46,291
Lake Deer Community Development District Special Assessment Bonds for Polk County Series 2022 (NR/NR)
135,000	5.500		05/01/2042	136,627
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
85,000	3.400		05/01/2030	80,840
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2020 A (NR/NR)
100,000	3.200		05/01/2030	93,363

178	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
$125,000	3.250%		05/01/2029	$119,419
Lakewood Ranch Stewardship District Special Assessment RB Series 2021 (NR/NR)
135,000	2.300		05/01/2026	129,731
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)
100,000	4.750	(d)	11/01/2048	94,454
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
75,000	4.000		05/01/2038	68,793
Lawson Dunes Community Development District Special Assessment Bonds Series 2022 (NR/NR)
80,000	4.750		05/01/2032	80,905
45,000	5.000		05/01/2042	45,206
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
110,000	3.125		05/01/2025	108,731
Los Cayos Community Development District Special Assessment Bonds, Series 2024 (2024 Project) (NR/NR)
325,000	4.400		06/15/2031	326,021
LTC Ranch West Residential Community Development District Special Assessment Bonds Series 2021 B (NR/NR)
75,000	3.250		05/01/2031	69,245
LTC Ranch West Residential Community Development District Special Assessment for Assessment Area One Project Series 2021 A (NR/NR)
50,000	3.450		05/01/2041	41,205
Mangrove Point Community Development District Capital Improvement RB Series 2022 (NR/NR)
75,000	4.250		05/01/2042	68,638
Meadow View at Twin Creeks Community Development District Special Assessment Bonds Series 2021 (NR/NR)
160,000	3.250		05/01/2041	126,982
Miami Dade County Aviation Revenue Refunding Bonds Series 2017B (AMT) (NR/A)
175,000	5.000		10/01/2040	179,995
Miami-Dade County IDA Educational Facilities RB for Academir Charter Schools Project Series 2022A (Ba2/NR)
100,000	5.000	(d)	07/01/2037	100,260
100,000	5.250	(d)	07/01/2042	99,875
Midtown Miami Community Development District Special Assessment Revenue Refunding Bonds for Parking Garage Project Series 2014A (NR/NR)
240,000	5.000		05/01/2037	240,013
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.500		05/01/2041	82,539
100,000	4.000		05/01/2051	81,654
North AR-1 Pasco Community Development District Capital Improvement RB for Assessment Area Four Series 2024 (NR/NR)
100,000	5.450		05/01/2044	100,543
North Park Isle Community Development District Special Assessment RB Series 2021 (NR/NR)
200,000	3.375		11/01/2041	163,202

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
North Powerline Road Community Development District Special Assessment Bonds Series 2022 (NR/NR)
$160,000	4.750	%(d)	05/01/2027	$160,441
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.625		05/01/2040	85,224
Ocala Preserve Community Development District Capital Improvement RB Series 2021 (NR/NR)
115,000	2.375		11/01/2026	109,394
330,000	2.875		11/01/2031	294,493
Orange Blossom Groves Community Development District Special Assessment Bonds Series 2023 (NR/NR)
50,000	5.250		06/15/2043	51,542
Palm Beach County Educational Facilities Authority RB Palm Beach Atlantic University, Inc. Series 2024 (NR/NR)
200,000	5.000		10/01/2034	225,775
150,000	5.000		10/01/2043	159,637
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (NR/NR)
100,000	4.000		05/15/2053	72,084
Palm Beach County Health Facilities Authority RB Refunding for Lifespace Communities, Inc. Series 2023 C (NR/NR)
50,000	7.500		05/15/2053	55,078
Palm Beach County Health Facilities Authority Revenue Refunding Bonds Series 2022 (NR/NR)
175,000	4.000		06/01/2036	160,837
Palm Glades Community Development District Special Assessment Bonds Series 2020 (NR/NR)
15,000	3.250	(d)	05/01/2024	14,989
Park East Community Development District Special Assessment Bonds Series 2021 (NR/NR)
40,000	3.150		11/01/2041	31,098
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
155,000	3.750		05/01/2040	133,711
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-1 (AGM) (NR/AA)
210,000	2.625		05/01/2034	182,781
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
125,000	3.500		05/01/2037	109,430
Preserve At Savannah Lakes Community Development District Special Assessment Bonds Phase 1 Series 2024 (NR/NR)
510,000	5.450		05/01/2044	515,933
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
100,000	3.500		11/01/2030	98,176
Preston Cove Community Development District Special Assessment RB Series 2022 (NR/NR)
675,000	3.600		05/01/2032	632,064
Quail Roost Community Development District Special Assessment for Expansion Area Project Series 2021 (NR/NR)
25,000	2.200		12/15/2026	23,907
Reunion West Community Development District Special Assessment Refunding Bonds Series 2022 (NR/NR)
100,000	3.000		05/01/2036	87,159
Rhodine Road North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
90,000	3.300		05/01/2042	74,666

The accompanying notes are an integral part of these financial statements.	179

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Rolling Hills Community Development District Capital Improvement RB Series 2022A-1 (NR/NR)
$205,000	3.125%		05/01/2027	$198,482
365,000	3.400		05/01/2032	336,893
Rutland Ranch Community Development District Special Assessment Bonds Series 2021 (NR/NR)
120,000	2.450		11/01/2026	114,850
Rye Crossing Community Development District Capital Improvement RB Series 2023 (NR/NR)
75,000	5.000		05/01/2043	75,651
Rye Ranch Community Development District Special Assessment Bonds for Assessment Area One, Series 2023 (NR/NR)
50,000	5.750	(d)	11/01/2043	51,306
Sampson Creek Community Development District Special Assessment Bonds Series 2020 (AGM) (NR/AA)
100,000	2.625		05/01/2040	79,565
Sandmine Road Community Development District Special Assessment Bonds Series 2021 (NR/NR)
85,000	3.300		11/01/2041	74,395
Sarasota County Public Hospital District Fixed Rate Hospital RB Series 2018 (A1/NR)
250,000	4.000		07/01/2048	238,357
Sawgrass Village Community Development District Special Assessment Bonds Series 2023 (Assessment Area Two) (NR/NR)
100,000	6.125		11/01/2043	104,875
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
50,000	3.750		05/01/2040	45,941
Scenic Terrace South Community Development District Special Assessment Bonds Series 2022 (NR/NR)
45,000	4.125		05/01/2032	44,030
65,000	4.500		05/01/2042	60,881
Seaton Creek Reserve Community Development District City of Jacksonville, Florida Special Assessment Bonds, Series 2023 Assessment Area One (NR/NR)
100,000	5.250	(d)	06/15/2043	102,114
Sedona Point Community Development District Miami-Dade County, Florida Special Assessment Bonds, Series 2023 2023 Project (NR/NR)
225,000	5.000		06/15/2043	228,650
Seminole Improvement District Utilities RB for City of Westlake Series 2022 (NR/NR)
100,000	5.000		10/01/2032	101,907
Seminole Palms Community Development District City of Palm Coast, Florida Special Assessment Bonds, Series 2023 2023 Project Area (NR/NR)
90,000	5.500		05/01/2043	92,258
Shadowlawn Community Development District Special Assessment Revenue Bonds Series 2024 (NR/NR)
200,000	4.700		05/01/2034	200,000
Sherwood Manor Community Development District Special Assessment RB Series 2023 (NR/NR)
50,000	4.625		05/01/2030	50,511
70,000	5.500		05/01/2043	72,114
Siena North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
50,000	4.000		06/15/2042	43,944

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Silver Palms West Community Development District Special Assessment Bonds Series 2022 (NR/NR)
$100,000	3.000%		06/15/2032	$90,895
140,000	3.250		06/15/2042	119,185
Six Mile Creek Community Development District Capital Improvement & Refunding RB Series 2021 (NR/NR)
235,000	4.000		05/01/2052	191,944
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
200,000	3.500		05/01/2041	164,540
Six Mile Creek Community Development District St. Johns County, Florida Capital Improvement RB, Series 2023 2023 Project Area (NR/NR)
100,000	5.500		05/01/2043	102,363
Sorrento Pines Community Development District Lake County, Florida Special Assessment Bonds, Series 2023 Assessment Area One (NR/NR)
70,000	5.250		05/01/2043	71,262
South Creek Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
25,000	3.250		06/15/2041	20,807
St. Augustine Lakes Community Development District Special Assessment Bonds Series 2022 (NR/NR)
520,000	5.375		06/15/2042	532,064
St. Johns County Industrial Development Authority RB Refunding for Life Care Ponte Vedra Obligated Group Obligated Group Series 2021 A (NR/NR)
100,000	4.000		12/15/2036	89,025
St. Johns County Industrial Development Authority RB Refunding for Presbyterian Retirement Communities, Inc. Obligated Group Series 2020 A (NR/NR)
150,000	4.000		08/01/2055	121,964
St. Johns County, Florida Water and Sewer RB, Series 2022 (Aa2/AAA)
500,000	5.000		06/01/2052	537,884
Stellar North Community Development District Special Assessment Bonds Series 2021 (NR/NR)
430,000	3.000		05/01/2031	390,798
Stonegate Preserve Community Development District Special Assessment Bonds Series 2023 (NR/NR)
325,000	5.125		12/15/2030	332,681
Stonewater Community Development District Special Assessment RB Series 2021 (NR/NR)
130,000	3.000	(d)	11/01/2032	115,985
50,000	3.300	(d)	11/01/2041	40,336
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
50,000	4.500		06/15/2039	50,308
Storey Creek Community Development District (NR/NR)
240,000	5.000		06/15/2032	248,639
Storey Creek Community Development District Special Assessment Bonds Series 2024 (NR/NR)
100,000	5.250		06/15/2044	101,811
Storey Drive Community Development District Special Assessment Bonds Series 2022 (NR/NR)
100,000	3.000		06/15/2032	90,090

180	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Storey Park Community Development District Special Assessment Bonds for Assessment Area Four Project Series 2021 (NR/NR)
$25,000	2.875	%(d)	06/15/2031	$23,693
Stuart Crossing Community Development District Special Assessment Bonds Series 2024 (NR/NR)
100,000	5.250	(d)	05/01/2044	99,880
Summer Woods Community Development District Special Assessment Bonds Series 2021 (NR/NR)
75,000	3.450		05/01/2041	61,599
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
80,000	3.750		05/01/2040	69,117
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
45,000	4.000		05/01/2033	43,649
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)
50,000	3.375		05/01/2041	40,943
Tern Bay Community Development District Special Assessment Bonds Series 2022 (NR/NR)
100,000	4.000		06/15/2052	82,201
Timber Creek Southwest Community Development District Special Assessment Bonds for Assessment Area Two Project Series 2021 (NR/NR)
50,000	3.300		12/15/2041	40,128
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
30,000	2.500		05/01/2026	29,025
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)
75,000	3.625	(d)	05/01/2040	66,595
Towns at Woodsdale Community Development District Capital Improvement RB for Pasco County Series 2023 (NR/NR)
200,000	5.375	(d)	11/01/2030	205,162
Tradition Community Development District No. 9 Special Assessment Bonds Series 2021 (NR/NR)
540,000	2.700		05/01/2031	480,702
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)
100,000	3.250	(d)	05/01/2030	97,302
Triple Creek Community Development District Special Assessment Bonds Series 2021 (NR/NR)
230,000	2.375	(d)	11/01/2026	219,034
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
20,000	2.500		11/01/2026	19,107
50,000	3.000		11/01/2031	45,261
40,000	3.500		11/01/2041	33,206
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
100,000	3.375		11/01/2030	93,728
Tuckers Pointe Community Development District Special Assessment RB Series 2022 (NR/NR)
75,000	4.000		05/01/2042	66,303

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Two Rivers East Community Development District Pasco County, Florida Special Assessment Bonds, Series 2023 Series 2023 Project (NR/NR)
$200,000	5.750%		05/01/2043	$205,685
Two Rivers North Community Development District Special Assessment Bonds Series 2022 (NR/NR)
100,000	5.125		05/01/2042	100,488
University Park Recreation District Special Assessment Series 2019 (BAM) (NR/AA)
85,000	3.375		05/01/2045	73,389
Varrea South Community Development District City of Plant City, Florida Capital Improvement RB, Series 2023 2023 Assessment Area (NR/NR)
75,000	5.125		05/01/2043	76,442
V-Dana Community Development District Lee County, Florida Special Assessment Bonds, Series 2023 Assessment Area Two – 2023 Project Area (NR/NR)
75,000	5.250		05/01/2043	76,792
V-Dana Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
250,000	3.625		05/01/2041	212,816
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)
20,000	3.600	(d)	05/01/2041	16,849
Veranda Landing Community Development District Special Assessment Bonds, Series 2023 (NR/NR)
90,000	5.250		06/15/2043	91,837
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
115,000	4.125		05/01/2034	111,887
Verano Community Development District Special Assessment Bonds Series 2022 (NR/NR)
270,000	5.875		11/01/2029	277,278
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
100,000	3.750		05/01/2037	90,138
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)
50,000	2.625	(d)	05/01/2030	47,165
50,000	3.000	(d)	05/01/2035	46,067
Village Community Development District Special Assessment RB Series 2021 (NR/NR)
50,000	2.550		05/01/2031	46,387
100,000	2.850		05/01/2036	88,711
100,000	3.000		05/01/2041	83,952
Villages of Glen Creek Community Development District Capital Improvement RB Series 2022A (NR/NR)
100,000	5.125		05/01/2042	100,489
Villages of Glen Creek Community Development District Capital Improvement Revenue and Refunding Bonds Series 2022 (NR/NR)
45,000	3.450		05/01/2042	36,205
Villamar Community Development District Special Assessment Bonds for Phase 4 Project Series 2022 (NR/NR)
670,000	4.000		05/01/2042	586,773
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.750		05/01/2040	91,802

The accompanying notes are an integral part of these financial statements.	181

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Villamar Community Development District Special Assessment Bonds, Series 2024 (NR/NR)
$100,000	5.500%		05/01/2044	$102,099
West Port Community Development District Special Assessment Bonds for Charlotte County Series 2022 (NR/NR)
60,000	5.125		05/01/2042	59,596
West Port Community Development District Special Assessment Bonds Series 2020 (NR/NR)
125,000	4.000	(d)	05/01/2040	112,146
100,000	4.000	(d)	05/01/2051	82,407
West Port Community Development District Special Assessment for Assessment Area One Series 2021 (NR/NR)
75,000	2.400		05/01/2026	72,175
25,000	3.000		05/01/2031	22,764
West Villages Improvement District Special Assessment RB Series 2023 (NR/NR)
100,000	4.625		05/01/2030	101,125
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
50,000	4.750		05/01/2039	48,685
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2021 (NR/NR)
60,000	3.500		05/01/2041	49,681
West Villages Improvement District Unit of Development No. 8 Special Assessment RB Series 2021 (NR/NR)
100,000	3.500		05/01/2041	82,802
Westside Haines City Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
100,000	3.250		05/01/2041	80,652
Westwood of Pasco Community Development District Capital Improvement RB, Series 2023 (NR/NR)
200,000	4.625		05/01/2030	201,767
Whispering Pines Community Development District Special Assessment Bonds Series 2023 (NR/NR)
145,000	4.500		05/01/2030	146,711
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)
150,000	4.250	(d)	06/15/2039	138,563
Willows Community Development District Special Assessment RB for Manatee County Series 2022 (NR/NR)
135,000	5.625		05/01/2042	140,228
Wind Meadows South Community Development District City of Bartow, Florida Special Assessment Bonds, Series 2023 Assessment Area Two Project (NR/NR)
265,000	4.500		05/01/2030	267,148
Wind Meadows South Community Development District Special Assessment Bond for Assessment Area One Project Series 2021 (NR/NR)
35,000	2.400		05/01/2026	33,682
150,000	2.950		05/01/2031	135,837
75,000	3.350		05/01/2041	60,820
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.700		05/01/2040	86,126

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Zephyr Lakes Community Development District Special Assessment for Assessment Area Two Series 2021 (NR/NR)
$25,000	3.375%		05/01/2041	$20,320

				36,729,982

Georgia - 1.7%
Columbia County Hospital Authority Revenue Anticipation Certificates for Wellstar Health System, Inc. Project Series 2023A (A2/A+)
120,000	5.750		04/01/2053	135,192
Development Authority of Burke County Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2013 (Baa1/BBB+)
380,000	3.375	(a)(b)	11/01/2053	377,667
Development Authority of Fulton County RB Wellstar Health System, Inc. Project, Series 2020A (A2/A+)
750,000	4.000		04/01/2050	706,734
George L Smith II Congress Center Authority RB for Convention Center Hotel Second Tier Series 2021B (NR/NR)
130,000	5.000	(d)	01/01/2054	117,414
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/BBB-)
35,000	2.375		01/01/2031	31,837
Main Street Natural Gas Inc. Gas Supply RB Series 2021A (Aa1/NONR)
975,000	4.000	(a)(b)	07/01/2052	982,732
Main Street Natural Gas Inc. Gas Supply RB Series 2021C (A3/NR)
500,000	4.000	(a)(b)	05/01/2052	498,304
Main Street Natural Gas Inc., Gas Supply RB Series 2023E-1 (Aa1/NR)
365,000	5.000	(a)(b)	12/01/2053	389,886

				3,239,766

Guam - 1.2%
A.B. Won Pat International Airport Authority Guam General RB 2023 Series A (Baa2/NR)
100,000	5.250		10/01/2029	103,247
100,000	5.250		10/01/2030	103,436
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
50,000	4.460		10/01/2043	40,336
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (Ba1/B+)
15,000	3.625		02/01/2025	14,846
60,000	4.250		02/01/2030	58,985
Guam Government RB Refunding Series 2021 E (Baa3/NR)
210,000	3.250		11/15/2026	202,508
Guam Government RB Refunding Series 2021 F (Baa3/NR)
450,000	4.000		01/01/2042	428,279
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2024A (Baa2/A-)
500,000	5.000		07/01/2042	545,003
Guam Waterworks Authority Water & Wastewater RB Series 2016 (Baa2/A-)
745,000	5.000		01/01/2046	759,652

				2,256,292

182	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Hawaii - 0.2%
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (Ba3/NR)
$100,000	3.200%		07/01/2039	$65,918
Hawaii State Department of Budget and Finance for Hawaiian Electric Company Inc. Special Purpose RB Series 2017A (Ba3/NR)
100,000	3.500		10/01/2049	64,743
State of Hawaii Department of Budget and Finance Special Purpose RB Refunding Series 2017A (Ba3/NR)
200,000	3.100		05/01/2026	158,934

				289,595

Idaho - 0.2%
City of Boise City, Idaho Airport Revenue and Revenue Refunding Bonds, Series 2021A (A1/NR)
275,000	5.000		09/01/2051	295,075

Illinois - 7.3%
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2012A (Ba1/BB+)
710,000	5.000		12/01/2042	709,951
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2021A (NR/BB+)
100,000	5.000		12/01/2039	103,433
Board of Education of The City of Chicago UT GO Bonds Dedicated Revenues, Series 2022A (NR/BB+)
175,000	5.000		12/01/2047	176,959
Board of Education of The City of Chicago UT GO Refunding Bonds Dedicated Revenues, Series 2017G (NR/BB+)
100,000	5.000		12/01/2034	102,525
250,000	5.000		12/01/2044	251,184
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Capital Appreciation Boards School Reform Series 1998 B-1 (NATL) (Baa2/BB+)
85,000	0.000	(e)	12/01/2025	79,462
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (Ba1/BB+)
500,000	6.038		12/01/2029	492,321
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (NR/BB+)
100,000	7.000		12/01/2044	104,054
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (NR/BB+)
100,000	6.500		12/01/2046	104,581
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 B (NR/BB+)
975,000	5.000		12/01/2025	990,806
City of Chicago Board of Education Dedicated Capital Improvement Tax Bonds Series 2023 (NR/NR)
150,000	5.000		04/01/2045	158,392
City of Chicago Board of Education UT GO Bonds Series 2021A (NR/BB+)
210,000	5.000		12/01/2036	220,104
250,000	5.000		12/01/2038	258,963
City of Chicago Board of Education UT GO Bonds Series 2022A (NR/BB+)
500,000	4.000		12/01/2047	446,609

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
City of Chicago Board of Education UT GO Refunding Bonds Series 2018C (NR/BB+)
$100,000	5.000%		12/01/2024	$100,532
City of Chicago Board of Education UT GO Series 2015E Project Bonds (NR/BB+)
100,000	5.125		12/01/2032	100,128
City of Chicago GO Bonds Series 2021B (NR/BBB+)
500,000	4.000		01/01/2038	499,807
1,000,000	4.000		01/01/2049	922,711
City of Chicago GO Bonds Series 2023A (Baa3/BBB+)
200,000	5.500		01/01/2043	212,996
City of Chicago Midway Airport RB Refunding for Senior Lien Airport Series 2023C (AMT) (NR/A)
300,000	5.000		01/01/2037	331,631
250,000	5.000		01/01/2038	273,885
175,000	5.000		01/01/2039	190,147
City of Chicago O’Hare International Airport General Airport Senior Lien RB Series 2022A (NR/A+)
150,000	4.500		01/01/2048	148,631
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2022D (NR/A+)
100,000	4.000		01/01/2042	100,299
Eastern Illinois Economic Development Authority, Illinois Business District RB Remington Road & I-57 Business District Series 2023 (NR/NR)
100,000	5.000		11/01/2033	100,043
Illinois Finance Authority RB for Depaul College Prep Foundation Series 2023A (NR/BB+)
125,000	5.500	(d)	08/01/2043	132,475
Illinois Finance Authority RB for Dominican University Series 2022 (NR/BBB-)
165,000	5.000		03/01/2040	161,358
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2017 A (Aa2/AA+)
250,000	4.000		07/15/2047	241,526
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)
100,000	6.125	(d)	04/01/2049	97,688
Illinois Finance Authority RB for University of Illinois Series 2020 (NR/BBB+)
305,000	5.000		10/01/2033	325,931
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (NR/NR)
25,000	5.000		05/15/2041	21,909
Illinois Finance Authority RB Series 2015A (NR/NR)
1,060,000	5.000		05/15/2028	1,060,055
Illinois Finance Authority RB Series 2021 (NR/BB+)
250,000	4.000	(d)	10/01/2042	208,087
Illinois State GO Bonds Series 2017 D (A3/A-)
600,000	5.000		11/01/2028	636,033
Illinois State GO Bonds Series 2019 C (A3/A-)
1,000,000	4.000		11/01/2042	952,545
Illinois State GO Bonds Series 2020 (A3/A-)
50,000	5.500		05/01/2039	55,019
150,000	5.750		05/01/2045	164,124
Illinois State GO Refunding Bonds Series 2018 B (A3/A-)
375,000	5.000		10/01/2031	405,064

The accompanying notes are an integral part of these financial statements.	183

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL) (Baa2/A)
$200,000	0.000	%(e)	06/15/2033	$144,605
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (NR/A)
185,000	0.000	(e)	12/15/2054	38,056
Metropolitan Pier and Exposition Authority Dedicated State Tax RB Series 2002A (NATL) (Baa2/A)
800,000	0.000	(e)	12/15/2034	544,801
Metropolitan Pier and Exposition Authority McCormick Place Expansion Project Refunding Bonds Series 2022A (NR/A)
30,000	4.000		06/15/2052	27,217
State of Illinois GO Bonds Series 2016 (A3/A-)
1,000,000	4.000		06/01/2033	1,005,511
State of Illinois GO Bonds Series 2017 D (A3/A-)
30,000	3.250		11/01/2026	29,525
State of Illinois GO Unlimited Bonds Series 2017 A (A3/A-)
300,000	4.250		12/01/2037	300,978
Upper Illinois River Valley Development Authority Educational Facility RB for Elgin Math & Science Academy Charter School Project Series 2023A (Ba2/NR)
150,000	5.625	(d)	03/01/2043	150,553

				13,883,214

Indiana - 0.4%
Indiana Finance Authority CHF - Tippecanoe, LLC - Student Housing Project Student Housing RB Series 2023A (NR/BBB-)
100,000	5.125		06/01/2058	103,074
Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds Series 2021A (B1/BB-)
400,000	4.125		12/01/2026	399,931
Indiana Finance Authority RB for Goshen Health Obligated Group Series 2019 B (NR/BBB+)
35,000	2.100	(a)(b)	11/01/2049	33,232
Indiana Finance Authority RB Refunding for BHI Senior Living Obligated Group Series 2021 B (NR/NR)
50,000	2.520		11/15/2026	45,944
50,000	2.920		11/15/2027	45,317
50,000	3.210		11/15/2028	44,747
50,000	3.260		11/15/2029	43,721
50,000	3.300		11/15/2030	42,688
Town of Upland Economic Development RB for Taylor University Project Series 2021 (NR/A-)
85,000	4.000		09/01/2033	85,618

				844,272

Iowa - 0.7%
City of Coralville GO Annual Appropriation Refunding Bonds Series 2022C (NR/NR)
575,000	5.000		05/01/2042	558,056
Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds Series 2022 (Baa3/BBB-)
300,000	4.000	(a)(b)	12/01/2050	312,712
Iowa Finance Authority RB for Lifespace Communities, Inc. Series 2018A (NR/NR)
200,000	5.000		05/15/2048	179,587

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Iowa – (continued)
Iowa Higher Education Loan Authority Private College Facility RB Series 2022 (Baa1/BBB+)
$310,000	5.000%		10/01/2034	$332,834

				1,383,189

Kansas - 0.1%
City of Manhattan RB Refunding for Meadowlark Hills Retirement Community Obligated Group Series 2021 A (NR/NR)
50,000	4.000		06/01/2036	46,301
Salina Airport Authority GO Bonds 2023B (AGM-CR) (Aa3/AA)
200,000	4.000		09/01/2036	204,253

				250,554

Kentucky - 0.7%
City of Henderson Exempt Facilities RB for Pratt Paper, LLC Project Series 2022A (NR/NR)
200,000	4.450	(d)	01/01/2042	197,330
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2006 B (A1/A)
150,000	2.125		10/01/2034	119,593
County of Carroll RB Refunding for Kentucky Utilities Co. Series 2008 A (A1/A)
150,000	2.000		02/01/2032	124,335
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (A1/AA)
75,000	4.000		06/01/2045	71,108
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2003 A (A1/A)
500,000	2.000		10/01/2033	405,949
Louisville Jefferson County Metro Government Health System RB for Norton Healthcare Series 2023A (NR/A)
215,000	5.000		10/01/2041	234,216
150,000	5.000		10/01/2042	162,178

				1,314,709

Louisiana - 0.9%
Lakeshore Villages Master Community Development District Special Assessment RB Series 2022 (NR/NR)
225,000	4.450		06/01/2027	224,369
250,000	5.000		06/01/2032	254,892
Lakeshore Villages Master Community Development District Special Assessment Series 2021 (NR/NR)
695,000	2.875		06/01/2031	615,919
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Downsville Community Charter School Project Series 2023 (NR/NR)
100,000	6.500	(d)	06/15/2038	103,434
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds for Westlake Chemical Corp. Project Series 2017 (Baa2/BBB)
250,000	3.500		11/01/2032	240,991
Louisiana Public Facilities Authority RB for Jefferson Rise Charter School Project Series 2022A (NR/NR)
100,000	6.000	(d)	06/01/2037	98,473
Louisiana Public Facilities Authority RB Series 2021A (NR/NR)
100,000	4.000	(d)	06/01/2041	81,156

184	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Louisiana – (continued)
Louisiana Public Facilities Authority RB Series 2021C (NR/NR)
$100,000	4.000	%(d)	06/01/2041	$81,156

				1,700,390

Maine - 0.5%
Maine Health & Higher Educational Facilities Authority RB for MaineHealth Series 2020A (A1/A+)
340,000	4.000		07/01/2050	325,588
Maine Health and Higher Education Facilities Authority RB Series 2021A (AGM State Intercept State Reserve Bond Guarantee) (A1/AA)
375,000	4.000		07/01/2037	383,212
325,000	4.000		07/01/2041	325,644

				1,034,444

Maryland - 1.0%
Baltimore County RB for Riderwood Village Facility Series 2020 (NR/NR)
100,000	4.000		01/01/2039	98,329
City of Gaithersburg Economic Development Project RB for Asbury Maryland Obligated Group Series 2022 (NR/NR)
175,000	5.000		01/01/2037	177,341
City of Gaithersburg Economic Development Project RB Series 2022 (NR/NR)
100,000	5.125		01/01/2042	100,313
Frederick County Urbana Community Development Authority Special Tax Refunding Series 2020 B (NR/NR)
85,000	4.000		07/01/2040	79,065
Maryland Economic Development Corp. RB for United States Social Security Administration Series 2021 (Ba2/NR)
195,000	3.997		04/01/2034	155,581
Maryland Economic Development Corp. Senior Student Housing RB for Morgan State University Project Series 2022A (NR/BBB-)
250,000	5.625		07/01/2043	272,486
Maryland Health and Higher Educational Facilities Authority RB Imagine Andrews Public Charter School Issue Series 2022A (NR/NR)
100,000	5.500	(d)	05/01/2042	98,198
Maryland Health and Higher Educational Facilities Authority RB Monocacy Montessori Communities Issue Series 2023 (NR/NR)
100,000	5.875	(d)	07/01/2043	102,003
Maryland Stadium Authority Baltimore City Public Schools Construction and Revitalization Program Revenue Bonds Series 2022C (ST INTERCEPT) (Aa3/AA-)
700,000	0.000	(e)	05/01/2051	190,805
700,000	0.000	(e)	05/01/2052	180,789
Mayor and City Council of Baltimore City of Baltimore, Maryland Convention Center Hotel Revenue Refunding Bonds, Series 2017 (NR/B)
150,000	5.000		09/01/2032	149,274
100,000	5.000		09/01/2035	99,151
Mayor and City Council of Baltimore Subordinate Special Obligation RB for Harbor Point Project Series 2022 (NR/NR)
100,000	4.875		06/01/2042	100,348

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Maryland – (continued)
Prince George County Special Obligation Bonds Series 2018 (NR/NR)
$175,000	5.125	%(d)	07/01/2039	$172,049

				1,975,732

Massachusetts - 0.9%
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2024 Series A (Aa1/AA+)
1,545,000	5.000		01/01/2049	1,680,984

Michigan - 2.1%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)
1,665,000	4.000	(b)	04/01/2044	1,315,645
City of Detroit GO Bonds Series 2020 (Baa2/BB+)
205,000	5.500		04/01/2045	214,564
City of Detroit GO Bonds Series 2021 A (Baa2/BB+)
45,000	5.000		04/01/2030	47,941
105,000	5.000		04/01/2034	112,724
City of Detroit GO Bonds Series 2021 B (Baa2/BB+)
50,000	2.711		04/01/2026	47,115
City of Detroit, County of Wayne, UT GO Social Bonds Series 2021A (Tax Exempt) (Baa2/BB+)
75,000	5.000		04/01/2035	80,321
City of Kalamazoo Economic Development Corporation Limited obligation RB for Revel Creek Project, Series 2020A (Baa2/BB+)
300,000	5.250		05/01/2027	311,755
Detroit Financial Recovery Bonds LT Series B-2 (NR/NR)
400,000	4.000	(b)	04/01/2044	316,071
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (Aa3/AA) (3M USD LIBOR + 0.60%)
585,000	4.346	(c)	07/01/2032	559,389
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2022 (NR/BBB-)
100,000	4.000		02/01/2042	83,346
Michigan Finance Authority Tobacco Settlement Asset-Backed Bonds Series 2020A-2 (NR/BBB+)
225,000	5.000		06/01/2040	236,156
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 A-1 (NR/A-)
325,000	3.267		06/01/2039	297,117
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)
3,505,000	0.000	(e)	06/01/2065	395,678
Michigan Tobacco Settlement Finance Authority Tobacco Settlement Asset Backed RB Series C (NR/NR)
1,150,000	0.000	(e)	06/01/2058	45,960

				4,063,782

Minnesota - 1.0%
City of Independence RB for Global Academy, Inc. Series 2021 A (NR/BB)
75,000	4.000		07/01/2031	70,352

The accompanying notes are an integral part of these financial statements.	185

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Minnesota – (continued)
Duluth Economic Development Authority Health Care Facilities RB (St. Luke’s Hospital Of Duluth Obligated Group) Series 2022A (NR/BB+)
$400,000	4.000%		06/15/2036	$401,489
Duluth Economic Development Authority Health Care Facilities RB Refunding for St. Luke’s Hospital Series 2022 (NR/BB+)
390,000	4.000		06/15/2038	380,897
250,000	4.000		06/15/2039	241,350
Duluth Economic Development Authority Health Care Facilities RB St. Luke’s Hospital of Duluth Obligated Group Series 2022A (NR/BB+)
425,000	4.000		06/15/2035	429,684
Duluth Independent School District No.709 COPS Refunding Series 2019 A (Baa1/NR)
25,000	4.000	(g)	03/01/2032	25,719
Minnesota Municipal Gas Agency Commodity Supply RB Series 2022 (Aa1/NR)
330,000	4.000		12/01/2026	331,633

				1,881,124

Mississippi - 0.3%
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2021 (Baa2/BBB)
200,000	2.375		06/01/2044	125,224
Mississippi Development Bank Special Obligation Bonds Series 2021 (NR/BB)
100,000	5.000	(d)	10/01/2033	103,486
200,000	4.000	(d)	10/01/2041	168,881
Warren County RB Refunding for International Paper Company, Series 2020 B (AMT) (Baa2/BBB)
75,000	1.600	(a)(b)	08/01/2027	72,883

				470,474

Missouri - 0.5%
Cape Girardeau County IDA Health Facilities RB for Southeast HEALTH Obligated Group Series 2021 (A1/A+)
50,000	4.000		03/01/2041	49,089
City of St. Louis IDA Tax Increment Financing RB for St. Louis Innovation District Project Series 2022 (NR/NR)
100,000	5.000		05/15/2041	100,723
Joplin Industrial Development Authority RB for 32nd Street Place Community Improvement District Series 2021 (NR/NR)
95,000	3.500		11/01/2040	86,166
100,000	4.250		11/01/2050	83,394
Missouri Health & Educational Facilities Authority RB Refunding for Bethesda Health Group, Inc. Obligated Group Series 2021 (NR/NR)
25,000	4.000		08/01/2036	22,063
25,000	4.000		08/01/2041	20,191
State of Missouri Environmental Improvement and Energy Resources Authority Environmental Improvement RB Series 2008 (Baa1/A-)
250,000	3.500	(a)(b)	05/01/2038	247,025
State of Missouri Health & Educational Facilities Authority Health Facilities RB for Mosaic Health System Series 2019A (A1/NR)
275,000	4.000		02/15/2038	276,967

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Missouri – (continued)
The Industrial Development Authority of The County of Taney, Missouri Sales Tax Revenue Improvement Bonds Big Cedar Infrastructure Project Series 2023 (NR/NR)
$100,000	5.000	%(d)	10/01/2033	$100,457

				986,075

Nevada - 0.1%
City of Las Vegas Special Improvement District No. 816 Special Assessment Series 2021 (NR/NR)
50,000	3.125		06/01/2051	32,870
Henderson Local Improvement District No. T-18 Limited Obligation RB Series 2016 (NR/NR)
100,000	4.000		09/01/2035	92,475
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
100,000	5.000		07/01/2040	103,321

				228,666

New Hampshire - 0.3%
National Finance Authority Hospital RB Series 2021B (AGM) (A1/AA)
500,000	3.000		08/15/2046	404,417
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
225,000	4.000		01/01/2041	191,883

				596,300

New Jersey - 2.7%
Atlantic County Improvement GO Lease RB for Stockton University Atlantic City Campus Project Series 2021A (AGM) (A1/AA)
140,000	4.000		07/01/2053	130,140
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Project Series 1999 (Ba3/BB-)
775,000	5.250		09/15/2029	776,639
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Obligated Group Issue Series 2016 (Baa3/BBB-)
325,000	5.000		07/01/2041	326,910
New Jersey State Transportation Trust Fund Authority Transportation System Bonds Series 2006C (AGM) (A1/AA)
975,000	0.000	(e)	12/15/2034	690,335
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (A2/A-)
2,450,000	0.000	(e)	12/15/2038	1,368,695
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (A2/A-)
70,000	5.000		12/15/2032	75,847
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (A2/A-)
75,000	3.000		06/15/2050	57,389
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (A2/A-)
400,000	3.500		06/15/2046	351,318
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2010 Series A (A2/A-)
340,000	0.000	(e)	12/15/2029	282,881
New Jersey Turnpike Authority Turnpike RB Series 2017 G (A1/AA-)
615,000	4.000		01/01/2043	608,670

186	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Turnpike Authority Turnpike RB Series 2022 B (A1/AA-)
$100,000	4.500%		01/01/2048	$103,095
Passaic County Improvement Authority Charter School RB for Paterson Arts & Science Charter School Project Series 2023 (NR/BBB-)
100,000	5.375		07/01/2053	102,027
South Jersey Transport Corp. Subordinated Marine Terminal RB Series 2017B (A3/NR)
100,000	5.000		01/01/2048	101,822
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (NR/NR)
200,000	6.750	(d)	12/01/2041	130,216

				5,105,984

New Mexico - 0.5%
City of Farmington Pollution Control Refunding RB 2005 Series A (A2/A-)
200,000	1.800		04/01/2029	176,991
City of Farmington, New Mexico Pollution Control Revenue Refunding Bonds Public Service Company of New Mexico San Juan Project 2010 Series D (Baa2/BBB)
380,000	3.900	(a)(b)	06/01/2040	379,341
Winrock Town Center Tax Increment Development District 1 Senior Lien Gross Receipts Tax Increment Bonds Series 2022 (NR/NR)
500,000	4.250	(d)	05/01/2040	466,592

				1,022,924

New York - 5.9%
Brooklyn Arena Local Development Corp. Pilot Revenue Refunding Bonds for Barclays Center Series 2016A (Ba1/NR)
100,000	5.000		07/15/2042	101,629
Build NYC Resource Corp. RB for Academic Leadership Charter School Project Series 2021 (NR/BBB-)
100,000	4.000		06/15/2030	96,100
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)
100,000	5.000	(d)	12/01/2041	93,423
Build NYC Resource Corp. RB for NEW World Preparatory Charter School Series 2021 A (NR/NR)
100,000	4.000	(d)	06/15/2041	83,839
Build NYC Resource Corp. RB for Shefa School Series 2021 B (NR/NR)
100,000	4.000	(d)	06/15/2027	94,266
Build NYC Resource Corp. RB for Unity Preparatory Charter School of Brooklyn Project Series 2023A (NR/BB)
100,000	5.250	(d)	06/15/2043	101,597
Build NYC Resource Corp. Tax Exempt RB Series 2022A (NR/NR)
100,000	6.500	(d)	07/01/2032	103,829
150,000	6.500	(d)	07/01/2042	152,273
100,000	6.500	(d)	07/01/2052	100,843
Build NYC Resource Corp. Taxable RB Taxable Series 2022A (NR/NR)
100,000	9.750	(d)	07/01/2032	97,330
Build NYC Resource Corporation RB Classical Charter Schools Project Series 2023A (NR/BBB-)
100,000	4.750		06/15/2053	96,978

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Chautauqua County Capital Resource Corp. Exempt Facilities Revenue Refunding Bonds for NRG Energy Project Series 2020 (Baa3/BBB-)
$100,000	4.250	%(a)(b)	04/01/2042	$101,001
City of New York GO Tax Exempt Bonds 2020 Series D (Aa2/AA)
290,000	4.000		03/01/2050	281,178
Dormitory Authority of The State of New York New York Institute of Technology RB Series 2024 (Baa2/BBB)
200,000	5.250		07/01/2049	217,070
250,000	5.250		07/01/2054	268,700
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)
800,000	0.000	(d)(e)	06/01/2060	52,966
Genesee County Funding Corp. Tax Exempt RB for Rochester Regional Health Project Series 2022A (NR/BBB+)
250,000	5.000		12/01/2041	260,186
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (A3/A-)
225,000	4.750		11/15/2045	231,595
125,000	5.000		11/15/2050	129,891
75,000	5.250		11/15/2055	78,657
Metropolitan Transportation Authority RB Refunding Series 2016 D (A3/A-)
175,000	5.250		11/15/2031	183,186
Metropolitan Transportation Authority RB Refunding Series 2017 D (A3/A-)
250,000	5.000		11/15/2032	266,795
Metropolitan Transportation Authority Transportation Revenue Green Bonds Series 2020D (A3/A-)
100,000	5.000		11/15/2045	105,510
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)
2,255,000	0.000	(e)	06/01/2060	146,407
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A1/AA)
220,000	3.000		01/01/2046	176,996
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)
3,500,000	0.000	(e)	06/01/2060	255,487
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (NR/BBB-)
100,000	3.500		02/15/2048	99,612
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 (NR/NR)
125,000	5.150	(d)	11/15/2034	125,454
225,000	5.375	(d)	11/15/2040	225,713
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 Class 3 (NR/NR)
275,000	7.250	(d)	11/15/2044	277,050
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)
740,000	5.000	(d)	11/15/2044	740,227
New York State Dormitory Authority RB for Brooklyn St. Joseph’s College Series 2021 (NR/NR)
225,000	4.000		07/01/2040	195,942
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (Caa1/B-)
200,000	5.000		07/01/2035	179,402

The accompanying notes are an integral part of these financial statements.	187

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (Baa3/BBB-)
$250,000	4.000%		09/01/2037	$244,395
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (B1/B+)
250,000	2.750	(a)(b)	09/01/2050	243,089
New York State Housing Finance Agency 2021 Series J-2 (SONYMA HUD SECT 8) (Aa2/NR)
150,000	1.100	(a)(b)	11/01/2061	135,193
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2020C (AGM-CR) (A1/AA)
75,000	4.000		12/01/2040	74,229
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (Baa3/NR)
400,000	5.000		01/01/2027	411,868
190,000	5.000		01/01/2033	196,907
100,000	4.000		01/01/2036	99,995
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (Baa3/NR)
795,000	4.375		10/01/2045	783,555
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (NR/NR)
25,000	2.500		10/31/2031	21,046
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (Baa2/NR)
100,000	5.000		07/01/2034	100,117
200,000	5.000		07/01/2046	197,019
New York Transportation Development Corp. Special Facilities RB for John F. Kennedy International Airport New Terminal One Project Green Bonds Series 2023 (AMT) (AGM) (A1/AA)
100,000	5.000		06/30/2049	104,470
New York Transportation Development Corp. Special Facilities RB for John F. Kennedy International Airport New Terminal One Project Green Bonds Series 2023 (AMT) (Baa3/NR)
225,000	6.000		06/30/2054	249,355
New York Transportation Development Corp. Special Facility RB for Delta Air Lines Inc. Laguardia Airport Terminals C&D Redevelopment Project Series 2023 (Baa3/BB+)
250,000	6.000		04/01/2035	283,509
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (NR/B+)
230,000	5.250		08/01/2031	244,481
15,000	5.375		08/01/2036	15,836
New York Transportation Development Corp. Special Facility Revenue Refunding Bonds for American Airlines John F. Kennedy International Airport Project Series 2016 (NR/B+)
315,000	5.000		08/01/2026	315,086
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (NR/NR)
135,000	3.000		07/01/2044	96,125
Orange County Funding Corp. Tax Exempt Revenue Refunding Bonds for Mount Saint Mary College Project Series 2022A (NR/NR)
250,000	4.000		07/01/2035	224,385

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2022A (A3/A-)
$325,000	4.250%		05/01/2052	$315,034
385,000	5.000		05/01/2052	406,394
The Port Authority of New York and New Jersey Consolidated Bonds , Two Hundred Twenty-Third Series (Aa3/AA-)
430,000	4.000		07/15/2046	404,665
100,000	5.000		07/15/2056	103,527
Triborough Bridge & Tunnel Authority General Revenue Bond Series 2022A (Aa3/AA-)
250,000	5.500		11/15/2057	278,117

				11,269,529

North Carolina - 0.6%
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2020 A (Baa2/BBB)
75,000	1.375	(a)(b)	05/01/2034	72,687
Greater Asheville Regional Airport Authority Airport System RB Series 2022A (AMT) (AGM) (A1/AA)
100,000	5.500		07/01/2052	108,471
Greater Asheville Regional Airport Authority Airport System RB Series 2023 (AGM) (A1/AA)
200,000	5.250		07/01/2053	213,787
North Carolina Department of Transportation Tax Exempt Private Activity Bonds Series 2015 (NR/NR)
200,000	5.000		12/31/2037	201,699
North Carolina Medical Care Commission Health Care Facilities First Mortgage Revenue Refunding Bonds Pennybyrn At Maryfield Series 2015 (NR/NR)
250,000	5.000		10/01/2035	246,138
North Carolina Medical Care Commission RB for Forest at Duke, Inc. Obligated Group Series 2021 (NR/NR)
50,000	4.000		09/01/2041	43,179
North Carolina Medical Care Commission RB for Lutheran Services for the Aging, Inc. Obligated Group Series 2021 A (NR/NR)
75,000	4.000		03/01/2036	68,074
100,000	4.000		03/01/2051	75,072
North Carolina Medical Care Commission RB Refunding for EveryAge Obligated Group Series 2021 A (NR/NR)
50,000	4.000		09/01/2041	42,973

				1,072,080

North Dakota - 0.2%
City of Horace, North Dakota Temporary Refunding Improvement Bonds, Series 2023B (Baa3/NR)
300,000	5.125		07/01/2025	300,775

Ohio - 3.7%
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
875,000	5.000		06/01/2055	827,459
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)
1,000,000	0.000	(e)	06/01/2057	104,086

188	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (Ba3/BB-)
$280,000	5.375%		09/15/2027	$280,056
Columbus-Franklin County Finance Authority Lease RB for The Cornerstone Academy Community School Series 2023 (NR/NR)
125,000	7.000	(d)	07/01/2053	126,848
County of Cuyahoga Health Care and Independent Living Facilities Refunding RB for Eliza Jennings Senior Health Care Network Series 2022A (NR/NR)
105,000	5.000		05/15/2032	103,549
310,000	5.375		05/15/2037	305,822
County of Franklin Healthcare Facilities RB for Ohio Living Communities Series 2023 (NR/NR)
200,000	5.000		07/01/2035	203,094
225,000	5.000		07/01/2036	226,141
County Of Franklin Healthcare Facilities Refunding RB Series 2022 (NR/NR)
200,000	4.000		07/01/2040	171,117
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
100,000	5.250		11/15/2040	97,612
County of Franklin RB Series OH 2019A (Aa3/AA-)
500,000	4.000		12/01/2044	484,510
County of Lucas Hospital RB for Promedica Healthcare Obligated Group Series 2018A (Ba2/BB)
400,000	5.250		11/15/2048	395,458
County of Summit Green Local School District Improvement Bonds Series 2022A (SD CRED PROG) (NR/AA+)
500,000	5.000		11/01/2052	524,669
Cuyahoga County Ohio Hospital RB for Metrohealth System Series 2017 (Baa2/BBB)
625,000	5.250		02/15/2047	631,416
225,000	5.000		02/15/2052	225,525
100,000	5.000		02/15/2057	99,878
Evans Farm New Community Authority Special Assessment Bonds Series 2020 (NR/NR)
170,000	3.750		12/01/2038	141,124
Ohio Air Quality Development Authority Air Quality Development Refunding Bonds for Duke Energy Corp. Project Series 2022B (Baa2/BBB)
250,000	4.250	(a)(b)	11/01/2039	252,444
Ohio Air Quality Development Authority Collateralized Air Quality Revenue Refunding Bonds for Dayton Power and Light Company Project 2015 Series A (Baa1/BBB)
750,000	4.250	(a)(b)	11/01/2040	746,304
Ohio Air Quality Development Authority Pollution Control RB Refunding Series 2009-D (Non-AMT) (WR/BBB-)
100,000	3.375	(b)	08/01/2029	94,535
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (NR/NR)
100,000	5.000		12/01/2042	96,926
100,000	5.000		12/01/2045	94,798
Ohio State Higher Education Facilities RB Series 2020 (A3/NR)
100,000	5.000		01/15/2050	103,184
Ohio State Higher Education Facility Commission RB Series 2020 (A3/NR)
100,000	5.000		01/15/2040	105,643

Principal Amount		Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Port of Greater Cincinnati Development Authority Education RB Series 2021 (NR/NR)
$100,000		4.375	%(a)(b)	06/15/2056	$97,507
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)
100,000		4.250	(d)	12/01/2050	88,210
Port of Greater Cincinnati Development Authority Special Obligation Development TIF RB, Series 2016B (NR/NR)
200,000		5.000		12/01/2046	190,730
Toledo-Lucas County Port Authority Parking System RB Series 2021 (Baa3/NR)
175,000		4.000		01/01/2038	169,938

					6,988,583

Oklahoma - 0.4%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (Ba3/BB-)
35,000		5.000		08/15/2038	35,751
50,000		5.500		08/15/2057	51,466
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018B (Ba3/BB-)
375,000		5.500		08/15/2052	386,710
The Oklahoma Development Finance Authority Health System RB for Ou Medicine Project Series 2018B (Ba3/BB-)
250,000		5.250		08/15/2043	258,490

					732,417

Oregon - 0.1%
Yamhill County Hospital Authority Revenue and Refunding Tax Exempt Bonds Series 2021A (NR/NR)
125,000		5.000		11/15/2051	99,863

Pennsylvania - 2.1%
Allegheny County Higher Education Building Authority University Revenue Refunding Bonds Series 2022 (NR/BBB-)
90,000		5.250		09/01/2035	89,397
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B1/BB-)
75,000		5.125		05/01/2030	78,604
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR)
100,000		2.100		05/01/2024	99,633
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Project Series 2024
(Ba3/NR	)
250,000		5.000	(d)	05/01/2042	249,966
Berks County Industrial Development Authority RB Refunding for Tower Health Obligated Group Series 2017 (WR/CCC+)
100,000		4.000		11/01/2047	51,795
Bucks County IDA Hospital RB for Grand View Hospital Project Series 2021 (NR/BB-)
275,000		4.000		07/01/2051	204,347
City of Wilkes-Barre Finance Authority University Revenue Refunding Bonds Series 2021 (NR/BBB-)
100,000		4.000		03/01/2042	80,932
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (NR/BB-)
100,000		5.875	(d)	10/15/2040	87,046
200,000		6.250	(d)	10/15/2053	167,074

The accompanying notes are an integral part of these financial statements.	189

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (NR/NR)
$100,000	5.000%		03/01/2040	$88,149
Lancaster County Hospital Authority RB Series 2020 (NR/NR)
250,000	5.000		03/01/2050	204,631
Latrobe Industrial Development Authority RB Refunding for Seton Hill University Series 2021 (NR/BBB-)
250,000	4.000		03/01/2038	222,499
Lincoln University of The Commonwealth System of Higher Education RB Refunding Tax Exempt Social Bonds 2023 Series A (Baa3/NR)
150,000	5.250		07/01/2044	145,714
Montgomery County IDA Retirement Communities RB for Acts Retirement Life Communities Obligated Group Series 2020C (NR/NR)
100,000	5.000		11/15/2045	103,932
Pennsylvania Economic Development Financing Authority RB Refunding for Presbyterian Homes Obligated Group Series 2021 (NR/NR)
55,000	4.000		07/01/2041	52,166
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Refunding RB Series 2021B (NR/A-/A-2)
260,000	1.100	(a)(b)	06/01/2031	240,941
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (AGM) (A1/AA)
250,000	5.000		12/31/2057	263,562
Pennsylvania Economic Development Financing Authority Tax Exempt Private Activity RB for Penndot Major Bridges Package One Project Series 2022 (Baa2/NR)
350,000	5.750		06/30/2048	389,888
100,000	5.250		06/30/2053	106,257
Pennsylvania Economic Development Financing Authority UPMC RB, Series 2020A (A2/A)
100,000	4.000		04/15/2036	102,843
Philadelphia Authority for Industrial Development Charter School RB for Green Woods Charter School Project Series 2022A (NR/BB+)
100,000	5.125		06/15/2042	97,395
Philadelphia Authority for Industrial Development Tacony Charter School Project Social Bond RB Series 2023 (NR/BB+)
100,000	5.000	(d)	06/15/2033	103,043
Susquehanna Area Regional Airport Authority Airport System RB Series 2017 (Baa3/NR)
420,000	5.000		01/01/2038	427,192
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (NR/BB+)
100,000	5.000		10/01/2049	87,851
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (WR/CCC+)
290,000	5.000		11/01/2040	150,286
Upper Dauphin IDA RB for Pennsylvania Steam Academy Charter School Project Series 2022B (NR/NR)
30,000	6.000	(d)	07/01/2029	29,094

				3,924,237

Puerto Rico - 10.3%
HTA Trust Certificates Class L-2028 Units (NR/NR)
91,406	5.250		07/01/2038	91,427

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2020A (NR/NR)
$750,000	5.000	%(d)	07/01/2035	$791,052
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2022A (NR/NR)
250,000	5.000	(d)	07/01/2037	263,486
Puerto Rico Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2022A (Senior Lien) (NR/NR)
250,000	5.000	(d)	07/01/2033	269,396
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)
500,000	5.000	(d)	07/01/2047	508,545
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue Refunding Bonds Series 2021B (NR/NR)
600,000	4.000	(d)	07/01/2042	570,074
Puerto Rico Commonwealth GO Bonds (NR/NR)
652,160	0.000	(b)(h)(i)	11/01/2043	376,949
Puerto Rico Commonwealth GO Clawback Bonds (NR/NR)
136,656	0.000	(b)(h)(i)	11/01/2051	64,570
Puerto Rico Commonwealth GO Clawback CVIs (NR/NR)
95,413	0.000	(b)(h)(i)	11/01/2051	56,055
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
23,891	0.000	(e)	07/01/2024	23,654
163,993	5.375		07/01/2025	167,257
322,380	5.625		07/01/2029	352,676
755,281	5.750		07/01/2031	850,826
514,493	0.000	(e)	07/01/2033	337,539
322,248	4.000		07/01/2033	320,999
132,356	4.000		07/01/2035	129,763
223,596	4.000		07/01/2037	215,767
729,448	4.000		07/01/2041	685,978
435,624	4.000		07/01/2046	399,437
Puerto Rico Electric Power Authority Power RB Series 2012A (WR/NR)
200,000	5.000	*	07/01/2042	52,500
250,000	5.050	*	07/01/2042	65,625
Puerto Rico Electric Power Authority Power RB Series 2013A (WR/NR)
50,000	7.000	*	07/01/2033	13,125
150,000	7.000	*	07/01/2040	39,375
Puerto Rico Electric Power Authority Power RB Series AAA (WR/NR)
100,000	5.250	*	07/01/2031	26,250
Puerto Rico Electric Power Authority Power RB Series CCC (WR/NR)
250,000	5.250	*	07/01/2026	65,625
340,000	5.250	*	07/01/2027	89,250
415,000	5.000	*	07/01/2028	108,937
Puerto Rico Electric Power Authority Power RB Series TT (WR/NR)
100,000	5.000	*	07/01/2032	26,250
Puerto Rico Electric Power Authority Power RB Series XX (WR/NR)
675,000	5.250	*	07/01/2040	177,188
Puerto Rico Electric Power Authority Power RB Series ZZ (WR/NR)
145,000	4.250	*	07/01/2020	38,062
50,000	5.250	*	07/01/2026	13,125

190	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series TT (WR/NR)
$175,000	5.000	%*	07/01/2037	$45,938
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue Restructured Bonds Series 2019A-2B (NR/NR)
575,000	4.550		07/01/2040	580,047
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Restructured Bonds Series A-2 (NR/NR)
1,203,000	4.329		07/01/2040	1,203,346
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
8,000	0.000	(e)	07/01/2024	7,924
27,000	0.000	(e)	07/01/2027	23,886
451,000	0.000	(e)	07/01/2031	340,476
599,000	0.000	(e)	07/01/2033	414,557
1,776,000	0.000	(e)	07/01/2046	566,051
409,000	0.000	(e)	07/01/2051	95,343
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
2,487,000	4.329		07/01/2040	2,487,716
19,000	4.536		07/01/2053	18,273
2,929,000	4.784		07/01/2058	2,907,060
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
1,208,000	4.500		07/01/2034	1,214,479
270,000	4.750		07/01/2053	268,712
2,210,000	5.000		07/01/2058	2,216,535

				19,581,105

Rhode Island - 0.6%
Rhode Island Health and Educational Building Corporation Hospital Financing RB Lifespan Obligated Group Issue Series 2024 (NR/BBB+)
150,000	5.250		05/15/2049	161,524
500,000	5.250		05/15/2054	534,499
Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity Bonds Series 78-A (Aa1/AA+)
250,000	5.000		10/01/2042	265,634
Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity Bonds Series 82-A (Non-AMT) (GNMA COLL) (Aa1/AA+)
200,000	4.450		10/01/2044	196,352

				1,158,009

South Carolina - 0.7%
Richland County at Sandhill Improvement District Refunding Assessment RB Series 2021 (NR/NR)
100,000	3.625	(d)	11/01/2031	87,168
100,000	3.750	(d)	11/01/2036	81,344
South Carolina Economic Development Authority Educational Facilities Tax Exempt RB for Polaris Tech Charter School Project Series 2022A (NR/NR)
100,000	5.125	(d)	06/15/2042	95,381
South Carolina Public Service Authority Revenue Obligations 2022 Tax Exempt Series E (A3/A-)
480,000	5.750		12/01/2047	530,230
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (A1/AA)
795,000	3.000		04/15/2049	585,195

				1,379,318

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

South Dakota - 0.0%
County of Lincoln RB Refunding for The Augustana College Association Series 2021 A (NR/BBB-)
$50,000	4.000%		08/01/2051	$41,756

Texas - 9.2%
Arlington Higher Education Finance Corp. Education RB Series 2022A (NR/NR)
100,000	5.625		08/15/2052	92,233
City of Anna Special Assessment Bonds for Sherley Tract Public Improvement District No. 2 Series 2021 (NR/NR)
301,000	3.750	(d)	09/15/2031	268,396
157,000	4.500	(d)	09/15/2031	148,758
City of Anna Special Assessment RB for Hurricane Creek Public Improvement District Project Series 2022 (NR/NR)
100,000	5.750	(d)	09/01/2042	101,718
City of Anna Special Assessment RB for Woods At Lindsey Place Public and District Improvement Area #1 Project Series 2023 (NR/NR)
100,000	5.625	(d)	09/15/2043	101,547
City of Aubrey Special Assessment Revenue Refunding Bonds, Series 2024 (Jackson Ridge Public Improvement District Phase #1 And Phase #2 Assessments) (BAM) (NR/AA)
250,000	5.000		09/01/2045	265,227
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2021 (NR/NR)
50,000	3.375	(d)	09/01/2041	40,742
City of Celina Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)
50,000	4.250	(d)	09/01/2041	44,934
City of Celina Special Assessment RB for Celina Hills Public Improvement District Project Series 2022 (NR/NR)
100,000	4.875	(d)	09/01/2042	95,928
City of Celina Special Assessment RB for North Sky Public Improvement District Project Series 2023 (NR/NR)
440,000	4.375		09/01/2030	440,720
225,000	4.875	(d)	09/01/2030	225,800
City of Celina Special Assessment RB Series 2022 (NR/NR)
100,000	3.625	(d)	09/01/2032	90,188
City of Celina, Collin and Denton Counties Special Assessment RB, Series 2023 Cross Creek Meadows Public Improvement District Improvement Area 1 Project (NR/NR)
100,000	5.375	(d)	09/01/2043	101,004
City of Crandall Special Assessment RB for River Ridge Public Improvement District Project Series 2022 (NR/NR)
530,000	5.500	(d)	09/15/2032	555,833
City of Dayton Senior Lien Special Assessment RB for Westpointe Villages Public Improvement District Improvement Area #1 Project Series 2022A (NR/NR)
350,000	4.625	(d)	09/01/2027	349,803
City of Dripping Springs, Hays County Special Assessment RB, Series 2023 Heritage Public Improvement District Improvement Area 1 Project (NR/NR)
300,000	5.375	(d)	09/01/2043	298,098
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)
100,000	3.375	(d)	08/15/2030	90,374
City of Fate Special Assessment RB for Monterra Public Improvement District Series 2021 (NR/NR)
100,000	3.375	(d)	08/15/2031	91,262

The accompanying notes are an integral part of these financial statements.	191

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Fate Special Assessment RB for Williamsburg East Public Improvement District Project Series 2022 (NR/NR)
$317,000	5.875	%(d)	08/15/2042	$320,232
City of Fate Special Assessment RB for Williamsburg Public Improvement District Series 2022 (NR/NR)
75,000	4.250	(d)	08/15/2042	68,129
City of Fate, Rockwall County Special Assessment RB, Series 2023 Williamsburg Public Improvement District No. 1 Phase 3B (NR/NR)
100,000	5.125	(d)	08/15/2043	99,985
City of Georgetown Special Assessment RB for Parks at Westhaven Public Improvement District Project Series 2022 (NR/NR)
100,000	3.625	(d)	09/15/2027	96,460
City of Haslet Special Assessment RB for Haslet Public Improvement District Series 2021 (NR/NR)
100,000	2.625	(d)	09/01/2026	93,578
City of Houston Airport System Special Facilities RB for United Airlines Technical Operations Center Project Series 2018 (NR/BB-)
200,000	5.000		07/15/2028	204,471
City of Hutto Emory Crossing Public Improvement District Special Assessment Bond Series 2021 (NR/NR)
519,000	3.625	(d)	09/01/2041	435,854
City of Hutto Special Assessment RB for Cottonwood Creek Public Improvement Series 2021 (NR/NR)
100,000	3.500	(d)	09/01/2041	80,773
City of Hutto Special Assessment RB for Durango Farms Public Improvement District Project Series 2021 (NR/NR)
100,000	3.875	(d)	09/01/2041	85,659
City of Kyle Special Assessment RB for 6 Creeks Public Improvement Project Series 2021 (NR/NR)
100,000	3.375	(d)	09/01/2031	91,886
City of Kyle Special Assessment RB for Plum Creek North Public Improvement District Area #1 Project Series 2022 (NR/NR)
200,000	4.125	(d)	09/01/2041	181,386
City of Kyle Special Assessment RB, Series 2023 Porter Country Public Improvement District Improvement Area 1 Project (NR/NR)
188,000	4.875	(d)	09/01/2030	189,176
City of Kyle, Hays County Special Assessment RB, Series 2023 Limestone Creek Public Improvement District Improvement Area 1 Project (NR/NR)
177,000	4.750	(d)	09/01/2033	179,017
City of Lavon Heritage Public Improvement District No. 1 Special Assessment Refunding Series 2021 (BAM) (NR/AA)
500,000	2.500		09/15/2039	376,788
City of McLendon-Chisholm Special Assessment RB for Sonoma Public Improvement District Project Series 2022 (NR/NR)
400,000	5.000	(d)	09/15/2027	398,991
City of McLendon-Chisholm Special Assessment Refunding Bonds Sonoma Public Improvement District Series 2020 (BAM) (NR/AA)
50,000	2.500		09/15/2035	41,763
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area A-1 Projects Series 2023 (NR/NR)
100,000	4.750	(d)	09/01/2030	100,183

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Mesquite Special Assessment RB for Solterra Public Improvement District Improvement Area A-1 Projects, Series 2023 (NR/NR)
$122,000	5.500	%(d)	09/01/2043	$122,458
City of Mesquite, Dallas and Kaufman Counties Special Assessment RB, Series 2023 Heartland Town Center Public Improvement District Phase 2 Specific Improvements Project (NR/NR)
75,000	5.125	(d)	09/01/2052	74,483
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)
100,000	3.875	(d)	09/15/2041	83,991
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project #1 Series 2022 (NR/NR)
100,000	5.250	(d)	09/15/2042	97,869
City of Midlothian Special Assessment RB for Westside Preserve Public Improvement District Major Improvement Area Project Series 2022 (NR/NR)
150,000	6.000	(d)	09/15/2042	151,637
City of Mustang Ridge Special Assessment RB for Durango Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
50,000	6.125	(d)	09/01/2043	51,244
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2021 (NR/NR)
265,000	2.750	(d)	09/01/2031	232,461
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone A Improvement Project Series 2022 (NR/NR)
100,000	5.750	(d)	09/15/2032	101,482
100,000	5.500	(d)	09/15/2042	100,372
City of Pilot Point Special Assessment RB for Creekview Public Improvement Zone B Improvement Project Series 2022 (NR/NR)
100,000	5.500	(d)	09/15/2042	100,372
City of Pilot Point Special Assessment RB for Mobberly Public Improvement District Major Improvement Area Series 2022 (NR/NR)
350,000	5.375	(d)	09/15/2027	350,958
410,000	5.625	(d)	09/15/2032	421,879
City of Plano Collin Creek East Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)
125,000	4.375	(d)	09/15/2051	102,026
City of Plano Collin Creek West Public Improvement District Special Assessment Bonds Series 2021 (NR/NR)
125,000	4.000	(d)	09/15/2051	98,172
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Phases 5-7 Project Series 2022 (NR/NR)
52,000	4.250	(d)	09/01/2042	46,637
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
100,000	4.875		09/01/2039	98,342
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)
25,000	3.375	(d)	09/01/2041	19,623

192	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Princeton Special Assessment RB for Eastridge Public Improvement District Improvement Area Project Series 2022 (NR/NR)
$75,000	5.125	%(d)	09/01/2042	$72,511
City of Princeton Special Assessment RB for Sicily Public Improvement District Improvement Area No. 1 Project, Series 2023 (NR/NR)
100,000	7.000	(d)	09/01/2043	102,077
City of Princeton Special Assessment RB for Southridge Public Improvement District Improvement Area No. 1 Project, Series 2023 (NR/NR)
100,000	6.250	(d)	09/01/2043	103,785
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District Project Series 2023 (NR/NR)
100,000	5.125	(d)	09/01/2043	99,112
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)
100,000	3.750	(d)	09/01/2040	83,835
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2021 (NR/NR)
50,000	3.250	(d)	09/01/2041	38,119
City of Red Oak Public Improvement District No. 1 Special Assessment Bonds for Improvement Area #1 Project Series 2021 (NR/NR)
409,000	3.375	(d)	09/15/2041	323,860
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)
50,000	2.625	(d)	09/15/2025	48,591
50,000	3.375	(d)	09/15/2030	46,151
City of Royse City Special Assessment RB for Liberty Crossing Public Improvement District Improvement Area #1 Project Series 2023 (NR/NR)
100,000	6.375	(d)	09/15/2053	103,335
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)
100,000	3.250	(d)	09/15/2030	90,170
City of Santa Fe Special Assessment RB for Mulberry Farms Public Improvement District Series 2022 (NR/NR)
291,000	4.625	(d)	09/01/2032	286,728
City of Uhland Special Assessment RB for Watermill Public Improvement District Series 2022 (NR/NR)
250,000	6.625	(d)	09/01/2052	263,201
City of Venus Special Assessment RB for Patriot Estates Public Improvement Project Series 2021 (NR/NR)
121,000	2.625	(d)	09/15/2026	113,288
City of Waxahachie Special Assessment RB for North Grove Public Improvement Area Project Series 2022 (NR/NR)
302,000	5.125	(d)	08/15/2032	308,603
Club Municipal Management District Special Assessment RB Series 2021 (NR/NR)
50,000	3.250	(d)	09/01/2041	38,904
Conroe Local Government Corp. Conroe Convention Center Hotel Series 2021 A (NR/BB-)
25,000	2.500		10/01/2031	21,069
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)
100,000	4.500	(d)	09/01/2041	88,810

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)
$100,000	5.000	%(d)	08/15/2044	$91,929
Edinburg Economic Development Corp. Sales Tax RB Series 2021 A (NR/NR)
75,000	3.125		08/15/2036	61,073
70,000	3.250		08/15/2041	52,170
Harris County Industrial Development Corporation Marine Terminal Refunding RB Energy Transfer LP Project Series 2023 (Baa3/BBB)
500,000	4.050	(a)(b)	11/01/2050	505,835
Hays County Special Assessment RB for La Cima Public Improvement District Neighborhood Improvement Project Series 2022 (NR/NR)
283,000	4.875	(d)	09/15/2032	286,403
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (NR/NR)
250,000	5.000		07/15/2027	253,991
Kaufman County Fresh Water Supply District No. 1-D GO Bonds Series 2021 (NR/NR)
320,000	2.250		09/01/2030	276,484
Matagorda County Navigation District Number One Pollution Control Revenue Refunding Bonds for Central Power and Light Company Project Series 1996 (Baa2/BBB+)
135,000	4.250		05/01/2030	132,711
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (NR/BB-)
100,000	4.625	(d)	10/01/2031	99,906
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
80,000	5.250		02/15/2030	79,956
New Hope Cultural Education Facilities Finance Corp Revenue & Refunding Bonds Series 2021 (Ba2/BB+)
75,000	4.000	(d)	08/15/2036	68,660
New Hope Cultural Education Facilities Finance Corp. Senior Living RB for Sanctuary LTC Project Series 2021A-1 (NR/NR)
225,000	5.500		01/01/2057	184,520
North Parkway Municipal Management Contract RB for Legacy Hills Public Improvement Project Series 2021 (NR/NR)
150,000	3.000	(d)	09/15/2026	142,513
300,000	3.625	(d)	09/15/2031	272,620
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (NR/NR)
100,000	1.875	(d)	01/01/2026	95,086
150,000	2.500	(d)	01/01/2030	131,187
Port Beaumont Navigation District RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 A (AMT) (NR/NR)
175,000	3.000	(d)	01/01/2050	113,517
Port of Beaumont Industrial Development Authority RB for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2021 B (NR/NR)
500,000	4.100	(d)	01/01/2028	428,432
South Manvel Development Authority Tax Increment Contract RB Series 2023 (NR/NR)
50,000	4.500		04/01/2030	49,776
75,000	5.000		04/01/2038	75,148

The accompanying notes are an integral part of these financial statements.	193

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Tarrant County Hospital District LT Bonds Series 2023 (Aa1/NR)
$125,000	4.250%		08/15/2053	$122,237
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A1/A-)
390,000	6.250		12/15/2026	404,748
Texas Municipal Gas Acquisition and Supply Corp. II RB for LIBOR Index Rate Series 2012 C (A1/A-) (3M USD LIBOR + 0.86%)
1,500,000	4.380	(c)	09/15/2027	1,493,566
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (Baa1/NR)
200,000	5.000		06/30/2058	202,283
Town of Flower Mound River Walk Public Improvement District No. 1 Special Assessment Refunding Bonds Series 2021 (NR/NR)
490,000	2.625	(d)	09/01/2026	462,862
Town of Lakewood Village Special Assessment RB for Lakewood Village Public Improvement District Project Series 2022 (NR/NR)
200,000	5.250	(d)	09/15/2042	195,511
Town of Little Elm Special Assessment RB for Valencia Public Improvement Project Series 2021 (NR/NR)
281,000	2.875	(d)	09/01/2031	242,495
Uptown Development Authority Tax Allocation Refunding Bonds for City of Houston Reinvestment Zone No. 16 Series 2021 (Baa2/NR)
100,000	3.000		09/01/2034	88,787
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
50,000	2.875		12/01/2030	43,894

				17,591,351

Utah - 1.0%
Black Desert Public Infrastructure District GO Bonds Series 2021 A (NR/NR)
500,000	3.500	(d)	03/01/2036	433,582
Salt Lake City International Airport RB Series 2021A (A2/A+)
1,000,000	5.000		07/01/2046	1,048,054
Utah Charter School Finance Authority Charter School RB Series 2022A (NR/BB+)
250,000	5.750	(d)	06/15/2052	251,528
Utah Charter School Finance Authority Charter School Revenue Refunding Bonds Series 2022A (NR/BB)
100,000	4.000	(d)	07/15/2037	85,645

				1,818,809

Vermont - 0.2%
Vermont Economic Development Authority Solid Waste Disposal RB for Casella Waste System Project Series 2022 (B1/B+)
150,000	5.000	(a)(b)(d)	06/01/2052	151,249
Vermont Educational and Health Buildings Financing Agency RB Saint Michael’s College Project, Series 2023 (NR/BBB-)
175,000	5.500	(d)	10/01/2043	176,596

				327,845

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Virginia - 0.5%
City of Virginia Beach Development Authority Residential Care Facility RB (Westminster-Canterbury On Chesapeake Bay) Series 2023A Tax Exempt Fixed Rate Bonds (NR/NR)
$125,000	7.000%		09/01/2053	$139,829
Norfolk Redevelopment and Housing Authority Multifamily Housing RB Braywood Manor Apartments, Series 2023 (HUD SECT 8) (Aaa/NR)
120,000	5.000	(a)(b)	05/01/2043	122,323
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (NR/CCC-)
300,000	0.000	(e)	06/01/2047	82,163
Virginia Beach Development Authority Residential Care Facility Tax Exempt Mandatory Paydown Securities RB for Westminster-Canterbury On Chesapeake Bay Series 2023B-3 (NR/NR)
200,000	5.375		09/01/2029	208,037
Virginia Housing Development Authority RB Series 2019 E (Aa1/AA+)
250,000	3.100		12/01/2045	196,188
Virginia Small Business Financing Authority Senior Lien Revenue Refunding Bonds Series 2022 (Baa1/NR)
125,000	5.000		12/31/2052	128,020
Virginia Small Business Financing Authority Tax Exempt Senior Lien Private Activity RB Series 2017 (Baa3/NR)
50,000	5.000		12/31/2052	50,338

				926,898

Washington - 0.3%
Port of Seattle Intermediate Lien RB Series 2017C (A1/AA-)
215,000	5.000		05/01/2042	218,381
Port of Seattle Intermediate Lien RB Series 2019 (A1/AA-)
225,000	5.000		04/01/2039	235,069
Washington State Housing Finance Commission Nonprofit RB Refunding Series 2023 (NR/BBB)
100,000	5.625	(d)	07/01/2038	110,458

				563,908

West Virginia - 0.5%
Monongalia County Commission Excise Tax District RB Refunding Series 2021 A (NR/NR)
95,000	4.125	(d)	06/01/2043	84,331
Monongalia County Commission Subordinate Special District Excise Tax Revenue & Improvement Bonds for University Town Centre Economic Opportunity Development District Series 2023 A (NR/NR)
125,000	7.000	(d)	06/01/2043	133,894
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2021 (AMT) (B2/BB)
100,000	4.125	(a)(b)	07/01/2045	99,652
West Virginia Economic Development Authority RB Refunding for Appalachian Power Company Series 2015A (Baa1/BBB+)
380,000	3.375	(a)(b)(f)	03/01/2040	378,274
West Virginia Hospital Finance Authority Hospital Refunding and Improvement RB for Vandalia Health Group Series 2023B (AGM) (A1/AA)
145,000	5.125		09/01/2042	159,430

194	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

West Virginia – (continued)
West Virginia Hospital Finance Authority Hospital Refunding and Improvement RB Vandalia Health Group Series 2023B (AGM) (A1/AA)
$150,000	5.500%		09/01/2048	$167,215

				1,022,796

Wisconsin - 1.7%
Public Finance Authority Charter School RB for Coral Academy of Science Reno Series 2022A (NR/NR)
100,000	5.875	(d)	06/01/2052	100,323
Public Finance Authority Charter School RB for Founders Academy of Las Vegas Series 2023A (NR/BB-)
25,000	6.375	(d)	07/01/2043	25,853
Public Finance Authority Charter School RB Series 2021A (Ba2/NR)
510,000	5.000	(d)	06/15/2041	463,850
Public Finance Authority Education RB for Clove Garden School Series 2022 (NR/NR)
360,000	5.000	(d)	06/15/2032	359,494
Public Finance Authority Education RB Series 2022 (NR/NR)
200,000	5.000	(d)	01/01/2042	179,127
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (Baa3/BBB-)
190,000	4.300		11/01/2030	187,318
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (Ba2/NR)
50,000	5.000	(d)	12/01/2045	43,923
Public Finance Authority RB for High Desert Montessori Charter School Series 2021 A (NR/NR)
100,000	5.000	(d)	06/01/2061	77,695
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)
75,000	4.000	(d)	03/01/2030	71,161
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (Ba2/NR)
250,000	5.625	(d)	06/01/2050	211,502
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (Ba2/NR)
290,000	6.500	(d)	06/01/2045	248,022
Public Finance Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2021 B (NR/BB)
100,000	6.000	(d)	07/01/2031	88,263
Public Finance Authority RB Refunding for Rider University A New Jersey Non-Profit Corp. Series 2021 A (NR/BB)
150,000	4.500	(d)	07/01/2048	120,941
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (NR/BB+)
25,000	6.125	(d)	10/01/2049	21,779
Public Finance Authority Student Housing RB Series 2021A-1 (Ba1/NR)
50,000	4.000	(d)	07/01/2041	44,637
150,000	4.000	(d)	07/01/2051	124,876
Wisconsin Health & Educational Facilities Authority RB Series 2021 for Hope Christian Schools (NR/NR)
40,000	3.000		12/01/2031	34,151
75,000	4.000		12/01/2041	58,177

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Wisconsin Health and Educational Facilities Authority RB for Forensic Science and Protective Medicine Collaboration, Inc. Project Series 2024 (Baa2/NR)
$370,000	5.000	%(d)	08/01/2027	$378,358
Wisconsin Health and Educational Facilities Authority RB Series 2018C (Aa3/AA) (SIFMA Municipal Swap Index Yield + 0.18%)
175,000	3.820	(a)(c)	08/15/2054	172,515
Wisconsin Public Finance Authority Hotel RB for Grand Hyatt San Antonion Hotel Acquisition Project Senior Lien Series 2022A (NR/BBB-)
300,000	5.000		02/01/2042	310,108

				3,322,073

TOTAL MUNICIPAL BONDS (Cost $191,207,887)				185,390,177

Corporate Bonds - 0.8%

Healthcare-Services - 0.1%
Toledo Hospital RB Series 2022 B
75,000	5.325%		11/15/28	70,165
Tower Health Series
50,000	4.451		02/01/50	24,000

				94,165

Real Estate - 0.7%
Benloch Ranch Improvement Association No. 1 Series 2020
48,991	9.750	(d)(j)	12/01/39	47,831
Benloch Ranch Improvement Association No. 1 Series 2021
48,991	9.750	(d)(j)	12/01/39	47,831
Benloch Ranch Improvement Association No. 2
700,000	10.000	(d)(j)	12/01/51	621,768
Brixton Park Improvement Association No. 1 Series
782,571	6.875	(d)(j)	12/01/51	658,588

				1,376,018

TOTAL CORPORATE BONDS (Cost $1,641,651)				1,470,183

TOTAL INVESTMENTS - 98.2% (Cost $192,849,538)				$186,860,360

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%				3,427,869

NET ASSETS - 100.0%				$190,288,229

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Security is currently in default and/or non-income producing.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2024.
(b)	Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

The accompanying notes are an integral part of these financial statements.	195

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued) March 31, 2024

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	When-issued security.
(g)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(h)	Zero coupon bond until next reset date.
(i)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ABS	-	Asset-Backed Security
AGM	-	Insured by Assured Guaranty Municipal Corp.
AGM-CR	-	Insured by Assured Guaranty Municipal Corp. Insured Custodial receipts
AMT	-	Alternative Minimum Tax (subject to)
BAM	-	Build America Mutual Assurance Co.
CFD	-	Community Facilities District
COPS	-	Certificates of Participation
GNMA	-	Insured by Government National Mortgage Association
GO	-	General Obligation
HUD SECT 8	-	Hud Section 8
IDA	-	Industrial Development Agency
LIBOR	-	London Interbank Offered Rates
LP	-	Limited Partnership
LT	-	Limited Tax
NATL	-	National Public Finance Guarantee Corp.
NR	-	Not Rated
RB	-	Revenue Bond
RR	-	Revenue Refunding
SD CRED	-
PROG		School District Credit Program
SIFMA	-	Securities Industry and Financial Markets Association
SONYMA	-	State of New York Mortgage Agency
UPMC	-	University of Pittsburgh Medical Center
USD	-	United States Dollar
UT	-	Unlimited Tax
WR	-	Withdrawn Rating

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
U.S. Treasury Ultra Bond	(44)	06/18/24	$(5,663,625)	$(93,226)

196	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds - 98.7%

Alabama - 2.0%
Alabama Federal Aid Highway Finance Authority Special Obligation RB Series 2017A (WR/AAA)
$3,180,000	5.000	%(a)	09/01/2027	$3,401,159
Black Belt Energy Gas District Gas Prepay RB 2019 Series A (A1/ NR)
24,725,000	4.000	(b)(c)	12/01/2049	24,816,903
Black Belt Energy Gas District Gas Supply RB Series 2022 (Aa1/
NR)
15,000,000	4.000	(b)(c)	07/01/2052	15,164,099
Chatom Industrial Development Board Gulf Opportunity Zone Refunding Bonds for Powersouth Energy Cooperative Projects Series 2020 (AGM) (A1/AA)
425,000	5.000		08/01/2025	431,555
550,000	5.000		08/01/2027	578,227
485,000	5.000		08/01/2028	518,980
485,000	5.000		08/01/2029	526,796
425,000	5.000		08/01/2030	468,976
Health Care Authority for Baptist Health Series 2023 (A3/BBB+)
690,000	5.000		11/15/2024	693,866
675,000	5.000		11/15/2025	687,992
1,405,000	5.000		11/15/2026	1,454,872
1,480,000	5.000		11/15/2027	1,558,295
2,675,000	5.000		11/15/2028	2,856,637
1,335,000	5.000		11/15/2029	1,443,605
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (NR/BBB+)
1,000,000	5.000		10/01/2024	1,002,246
Houston County Healthcare Authority Hospital RB for Southeast Alabama Medical Center Series 2016-A (NR/BBB+)
2,000,000	5.000		10/01/2030	2,036,814
Independent Development Board City of Prattville International Paper Company Project Environmental Improvement Revenue Refunding Bonds Series 2019B (Baa2/BBB)
225,000	2.000	(b)(c)	11/01/2033	222,632
Industrial Development Board City of Prattville International Paper Company Project Recovery Zone Facility Revenue Refunding Bonds Series 2019C (Baa2/BBB)
675,000	2.000	(b)(c)	11/01/2033	667,897
Industrial Development Board City of Selma Gulf Opportunity Zone Revenue Refunding Bonds Series 2020A (NON-AMT) (Baa2/BBB)
6,500,000	1.375	(b)(c)	05/01/2034	6,299,528
Industrial Development Board City of Selma International Paper Company Project Gulf Opportunity Zone Revenue Refunding Bonds Series 2019A (Baa2/BBB)
1,875,000	2.000	(b)(c)	11/01/2033	1,855,268
Industrial Development Board of the City of Mobile Alabama RB for Alabama Power Co. Series 2007 A (A1/A-)
3,335,000	1.000	(b)(c)	06/01/2034	3,212,981
Jacksonville State University RB Refunding Series 2020 (A3/BBB)
275,000	4.000		12/01/2024	274,943
Jefferson County Sewer Revenue Warrants Series 2024 (Baa1/ BBB+)
500,000	5.000		10/01/2024	502,884
1,000,000	5.000		10/01/2025	1,022,233
1,250,000	5.000		10/01/2026	1,299,303
1,000,000	5.000		10/01/2027	1,058,870
1,000,000	5.000		10/01/2028	1,077,523

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Alabama – (continued)
Southeast Energy Authority Commodity Supply RB for Project No. 6 Series 2023B (Aa1/NR)
$8,590,000	5.000	%(b)(c)	01/01/2054	$9,086,150
The Black Belt Energy Gas District Gas Supply RB, Series 2023B (Aa1/NR)
3,220,000	5.250	(b)(c)	12/01/2053	3,475,221
The Industrial Board of the Town of West Jefferson Pollution Control Revenue Refunding Bonds for Alabama Power Company Project Series 1998 (A1/A-)
6,230,000	3.650	(c)	06/01/2028	6,155,231
The Industrial Development Board of the City of Mobile Pollution Control RB for Alabama Power Company Barry Plant Project Series 2007-C (A1/A-)
2,530,000	3.780	(b)(c)	06/01/2034	2,531,217
Water Works Board of The City of Birmingham Senior Water RB Refunding Series 2016-B (Aa3/NR)
1,250,000	5.000	(a)	01/01/2027	1,317,313

				97,700,216

Alaska - 0.3%
Alaska Municipal Bond Bank GO Refunding Bonds 2016 Series 4 (AMT) (NR/A+)
1,755,000	5.000		12/01/2030	1,802,887
1,960,000	5.000		12/01/2032	2,009,986
North Slope Borough General Purpose GO Bonds Series 2023A (NR/AA)
800,000	5.000		06/30/2026	834,129
2,000,000	5.000		06/30/2027	2,131,187
North Slope Borough GO Bonds Series 2022A (NR/AA)
4,700,000	5.000		06/30/2027	5,008,289
State of Alaska International Airports System Private Activity Revenue Refunding Bonds Series 2021C (AMT) (Aa3/NR)
1,975,000	5.000		10/01/2025	2,005,915

				13,792,393

Arizona - 3.9%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (NR/AA-)
(S&P 7 Day Municipal Intermediate Grade Rate + 0.81%)
82,960,000	5.540	(b)(d)	01/01/2037	78,387,046
Arizona IDA Multifamily Housing RB for Unity At West Glendale Project Series 2024 (Aaa/NR)
680,000	5.000	(b)(c)	03/01/2045	696,480
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (NR/NR)
560,000	5.000	*	01/01/2024	504,000
Arizona Transportation Board Highway Revenue and Revenue Refunding Bonds Series 2023 (Aa1/AA+)
4,000,000	5.000		07/01/2025	4,088,245
2,370,000	5.000		07/01/2026	2,472,804
3,800,000	5.000		07/01/2027	4,056,764
City of Chandler IDA Industrial Development RB for Intel Corp. Project Series 2022 (A3/A-)
10,100,000	5.000	(b)(c)	09/01/2042	10,405,781
City of Chandler IDA RB for Intel Corp. Project Series 2022-2 (A3/A-)
41,135,000	5.000	(b)(c)	09/01/2052	42,387,359

The accompanying notes are an integral part of these financial statements.	197

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Arizona – (continued)
City of Phoenix Civic Improvement Corp. Junior Lien Airport RB Series 2019B (Aa3/A+)
$1,215,000	5.000%		07/01/2025	$1,235,977
Coconino County Pollution Control Refunding RB for Nevada Power Company Projects Pollution Control Corp. Series 2017A (A2/A)
1,775,000	4.125	(b)(c)	09/01/2032	1,766,604
County of Pinal IDA Correctional Facility Contract Refunding Bonds Series 2020A (NR/BBB)
3,900,000	2.000		10/01/2024	3,847,385
1,540,000	2.000		10/01/2025	1,484,781
Equitable Senior National Charter School Revolving Loan Fund RB for Arizona IDA Series 2023A Social Bonds (NR/A)
10,000,000	5.000		11/01/2028	10,643,142
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (Ba2/AA-)
135,000	4.000		07/01/2024	134,843
Maricopa County Pollution Control Corp. RB Refunding for Public Service Co. of New Mexico Series 2010 A (Baa2/BBB)
3,750,000	0.875	(b)(c)	06/01/2043	3,381,199
Maricopa County Pollution Control Corp. RB Refunding for Public Service Co. of New Mexico Series 2010 B (Baa2/BBB)
1,790,000	0.875	(b)(c)	06/01/2043	1,613,959
Maricopa County Pollution Control Revenue Refunding Bonds 2003 Series A (NON-AMT) (Baa2/BBB)
10,000,000	3.000	(b)(c)	01/01/2038	9,967,129
Pima County Sewer System Revenue Refunding Obligations Series 2022 (NR/AA)
1,500,000	5.000		07/01/2025	1,533,092
1,905,000	5.000		07/01/2026	1,987,633
2,000,000	5.000		07/01/2027	2,129,375
Salt River Agricultural Improvement and Power District Project Electric System RB 2015 Series A (Aa1/AA+)
6,625,000	5.000		12/01/2045	6,740,910
The Industrial Development Authority of The County of Maricopa RB Banner Health, Series 2023A (NR/AA-)
3,410,000	5.000	(b)(c)	01/01/2053	3,515,487

				192,979,995

Arkansas - 0.0%
Conway Health Facilities Board RB Refunding for Conway Regional Medical Center, Inc. Series 2019 (NR/BBB+)
400,000	5.000		08/01/2024	400,905
550,000	5.000		08/01/2026	565,401

				966,306

California - 6.3%
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
500,000	4.000		09/01/2025	499,477
370,000	4.000		09/01/2026	370,866
415,000	4.000		09/01/2027	416,534
410,000	4.000		09/01/2028	411,537
345,000	4.000		09/01/2029	346,245
Bay Area Toll Authority RB Refunding for San Francisco Bay Area Series 2021 C (Aa3/AA)
	(SIFMA Municipal Swap Index Yield + 0.45%)
7,000,000	4.090	(b)(d)	04/01/2056	6,920,645

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (NR/AA)
	(SIFMA Municipal Swap Index Yield + 1.25%)
$15,000,000	4.890	%(b)(d)	04/01/2036	$15,077,025
Beaumont Community Facilities District No. 2016-2 Special Tax Series 2019 (NR/NR)
230,000	4.000		09/01/2026	231,329
235,000	4.000		09/01/2027	237,333
255,000	4.000		09/01/2029	257,827
California Community Choice Financing Authority Clean Energy Project RB Fixed Rate Green Bonds Series 2023E-1 (A1/NR)
6,140,000	5.000	(b)(c)	02/01/2054	6,570,918
California Community Choice Financing Authority Clean Energy Project RB Green Bonds Series 2024A (A1/NR)
27,500,000	5.000	(b)(c)	05/01/2054	29,608,890
California Community Choice Financing Authority Clean Energy Project RB Series 2022A (A1/NR)
13,010,000	4.000	(b)(c)	05/01/2053	13,067,908
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (NR/BB+)
535,000	5.000		05/01/2024	535,420
California Housing Finance Agency Limited Obligation Multifamily Housing Issue V RB 2023 (Aaa/NR)
1,043,000	5.000	(b)(c)	05/01/2054	1,076,078
California Infrastructure & Economic Development Bank for Brightline West Passenger Rail Project Series RB Series 2020A (Aaa/NR)
11,810,000	3.950	(b)(c)(e)	01/01/2050	11,779,949
California Infrastructure & Economic Development Bank RB for California Academy of Sciences Series 2024A (A2/NR)
6,160,000	3.250		08/01/2029	6,182,012
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 A (A3/NR)
20,000,000	1.200	(b)(c)	12/01/2050	17,910,922
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 B (A3/NR) (SIFMA Municipal Swap Index Yield + 0.70%)
5,000,000	4.340	(b)(d)	12/01/2050	4,884,566
California Municipal Finance Authority Insured Revenue and Refunding Bonds Aldersly Project, Series 2023B-2 Tax Exempt Mandatory Paydown Securities (CA MTG INS) (NR/ AA-)
2,990,000	3.750		11/15/2028	2,991,377
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (Baa1/NR)
300,000	5.000		10/01/2026	309,145
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (NR/NR)
1,000,000	5.000		06/30/2026	1,003,338
California Municipal Finance Authority Senior Lien RB for Linxs APM Project Series 2018A (NR/NR)
4,265,000	5.000		06/30/2028	4,287,673
3,235,000	5.000		12/31/2028	3,241,060
California Pollution Control Financing Authority RB for American Water Capital Corp. Project Series 2020 (NON-AMT) (Baa1/A)
1,150,000	3.700	(b)(c)	08/01/2040	1,150,680

198	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
California Pollution Control Financing Authority Solid Waste Disposal Refunding RB for Waste Management Project Series 2015A-1 (NR/ A-/A-2)
$10,000,000	3.375%		07/01/2025	$9,976,045
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Desalination Project Series 2023 (Baa3/NR)
2,700,000	5.000	(e)	07/01/2026	2,802,062
4,665,000	5.000	(e)	07/01/2028	4,969,038
4,610,000	5.000	(e)	07/01/2029	4,963,805
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (Baa3/NR)
5,010,000	5.000	(e)	11/21/2045	5,012,822
California Public Finance Authority RB for Henry Mayo Newhall Hospital Series 2021A (NR/BBB-)
400,000	4.000		10/15/2027	401,932
California Public Finance Authority RB Refunding for Henry Mayo Newhall Hospital Obligated Group Series 2021 A (NR/BBB-)
390,000	4.000		10/15/2025	388,287
California State University RB Refunding Series 2016 B-2 (Aa2/ AA-)
12,100,000	0.550	(b)(c)	11/01/2049	10,899,786
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
695,000	5.000		09/01/2030	709,223
California Statewide Community Development Authority Pollution Control Refunding RB 2006 Series B (NON-AMT) (A2/A-)
8,500,000	1.450		04/01/2028	7,556,112
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/ NR)
215,000	3.000		09/01/2024	212,945
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/ NR)
245,000	4.000		09/01/2027	245,948
City of Chino Community Facilities Improvement Area Special Tax Bonds Series 2022 (NR/NR)
1,080,000	4.000		09/01/2025	1,078,576
1,285,000	5.000		09/01/2030	1,376,416
City of Chino Public Financing Authority Local Agency Refunding Bonds Series 2019A (NR/NR)
230,000	4.000		09/01/2026	230,486
City of Los Angeles Department of Airports International Airport Series RB 2022 Series G (Aa2/AA)
750,000	5.000		05/15/2026	773,666
City of Los Angeles Department of Airports International Airport Series RB 2022 Series G (AMT) (Aa2/AA)
3,150,000	5.000		05/15/2028	3,367,365
City of Los Angeles Department of Airports International Airport Subordinate RB 2016 Series B (Aa3/AA-)
1,000,000	5.000		05/15/2029	1,029,302
City of Los Angeles Department of Airports International Airport Subordinate RB 2018 Series C (Aa3/AA-)
5,060,000	5.000		05/15/2030	5,327,720
City of Los Angeles Department of Airports International Airport Subordinate RB 2018 Series D (Aa3/AA-)
7,425,000	5.000		05/15/2025	7,541,812

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
$305,000	4.000%		09/01/2028	$306,774
330,000	4.000		09/01/2030	331,074
City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR)
100,000	5.000		09/01/2026	102,276
100,000	5.000		09/01/2027	102,498
95,000	5.000		09/01/2028	97,483
95,000	5.000		09/01/2029	97,581
City of San Francisco Infrastructure and Revitalization Financing District Tax Increment RB Series 2022A (NR/NR)
260,000	5.000	(e)	09/01/2027	266,484
City of San José Multifamily Housing RB for Parkmoor Series 2023F-2 (Cash Collateralized) (HUD SECT 8) (Aaa/NR)
1,450,000	5.000	(b)(c)	06/01/2027	1,493,248
Coachella Valley Water District Drinking Water System Revenue Notes Series 2022A (NR/AA+)
12,015,000	1.375		06/01/2025	11,611,131
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset Backed Bonds Series 2015A (ST APPROP) (Aa3/A+)
5,000,000	5.000	(a)	06/01/2025	5,107,608
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds Series 2019 (NR/A-)
2,410,000	3.678		06/01/2038	2,282,377
Irvine Facilities Financing Authority Gateway Preserve Land Acquisition Project Lease RB, Series 2023A (NR/AA+)
7,000,000	5.250		05/01/2048	7,214,173
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
645,000	5.000		09/01/2025	655,404
645,000	5.000		09/01/2026	665,585
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
475,000	5.000		09/01/2025	482,662
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
425,000	5.000		09/01/2026	438,563
Los Angeles County Development Authority Multifamily Housing RB West La Va - Building 156 & 157 Apartments, 2023 Series C (HUD SECT 8) (Aaa/NR)
2,370,000	3.750	(b)(c)	12/01/2046	2,366,347
Modesto Financing Authority Domestic Project RB 2007F (NATL) (Baa2/AA)
	(3M USD LIBOR + 0.63%)
7,000,000	4.384	(d)	09/01/2037	6,589,230
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (A1/A-)
	(3M USD LIBOR + 0.72%)
6,700,000	4.466	(d)	07/01/2027	6,658,908
Orange County California Community Facilities District No. 2017- 1 Village of Esencia Special Tax Bonds Series 2018 A (NR/ NR)
250,000	5.000		08/15/2027	262,037
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
400,000	4.000		09/01/2025	399,364
305,000	4.000		09/01/2027	306,337

The accompanying notes are an integral part of these financial statements.	199

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR) – (continued)
$500,000	4.000%		09/01/2028	$502,906
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR)
205,000	4.000		09/01/2025	204,396
210,000	4.000		09/01/2026	209,820
Rocklin City of CFD No. 10 Whitney Ranch Special Tax Bonds, Series 2019 (NR/NR)
100,000	5.000		09/01/2030	102,772
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/ NR)
770,000	5.000		09/01/2029	800,529
Sacramento City Financing Authority RB Series 2007B (NATL) (Aa3/AA-)
	(3M USD LIBOR + 0.57%)
10,000,000	4.324	(d)	06/01/2039	8,967,253
Sacramento County Financing Authority RB Series 2007B (NATL) (Aa3/AA-)
	(3M USD LIBOR + 0.55%)
14,390,000	4.304	(d)	06/01/2034	13,726,116
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2019 H (AMT) (A1/A+)
4,000,000	5.000		05/01/2027	4,172,852
San Gorgonio Memorial Healthcare District 2020 GO Refunding Bonds (Ba2/NR)
855,000	4.000		08/01/2024	849,013
930,000	4.000		08/01/2025	911,391
1,020,000	3.000		08/01/2026	955,528
Sierra View Local Health Care District RB Refunding for Tulare County Series 2020 (NR/NR)
320,000	4.000		07/01/2026	321,435
State of California GO Bonds (Aa2/AA-)
5,760,000	5.000		03/01/2026	5,860,020
State of California Various Purpose GO Refunding Bonds (Aa2/ AA-)
2,350,000	5.000		04/01/2026	2,441,619
2,350,000	5.000		04/01/2027	2,492,996
20,000,000	5.000		12/01/2028	22,016,158
Transbay Joint Powers Authority Senior Tax Allocation Bonds Series 2020A (NR/NR)
1,200,000	5.000		10/01/2026	1,234,847
1,435,000	5.000		10/01/2028	1,520,284
Transbay Joint Powers Authority Senior Tax Allocation Bonds Series 2020A Tax-Exempt Green Bonds (NR/NR)
1,260,000	5.000		10/01/2027	1,315,920
Washington Township Healthcare District Revenue Refunding Bonds 2020 Series A (Baa3/NR)
200,000	5.000		07/01/2024	200,152
225,000	5.000		07/01/2025	227,211
250,000	5.000		07/01/2026	256,185

				315,358,649

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado - 3.4%
City of Denver Aviation Airport System RB Series 2022C (Aa3/ AA-)
$1,260,000	5.000%		11/15/2026	$1,326,014
1,215,000	5.000		11/15/2027	1,308,008
1,380,000	5.000		11/15/2028	1,518,931
City of Denver Aviation Airport System RB Series 2022D (Aa3/ AA-)
1,000,000	5.000		11/15/2025	1,024,314
3,750,000	5.250		11/15/2026	3,918,776
4,500,000	5.250		11/15/2027	4,798,147
6,500,000	5.500		11/15/2028	7,149,218
City of Denver RB for Department of Aviation Airport System Series 2022A (AMT) (Aa3/AA-)
1,850,000	5.000		11/15/2025	1,894,981
9,980,000	5.000		11/15/2026	10,367,197
Colorado Health Facilities Authority RB for AdventHealth Obligated Group Series 2019B (NR/NR)
1,585,000	5.000	(a)(b)(c)	11/19/2026	1,655,359
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019A-1 (A3/A-)
405,000	5.000		08/01/2025	414,105
1,715,000	5.000		08/01/2026	1,776,607
4,325,000	5.000		08/01/2027	4,566,531
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019A-2 (A3/A-)
2,575,000	5.000		08/01/2026	2,667,501
Colorado Health Facilities Authority RB for Commonspirit Health Series 2019B-2 (A3/A-)
7,520,000	5.000	(b)(c)	08/01/2049	7,706,235
Colorado Health Facilities Authority RB for Commonspirit Health Series 2022A (A3/A-)
50,000	5.000		11/01/2024	50,409
125,000	5.000		11/01/2025	128,454
100,000	5.000		11/01/2026	104,082
125,000	5.000		11/01/2027	132,608
Colorado Health Facilities Authority RB for Intermountain Healthcare Series 2022C (Aa1/AA+)
22,000,000	5.000	(b)(c)	05/15/2062	23,631,597
Colorado Health Facilities Authority RB for Intermountain Healthcare, Inc. Series 2022 E (Aa1/AA+/A-1+)
9,230,000	4.450	(b)(c)	05/15/2062	9,230,000
Colorado Health Facilities Authority RB for Sanford Series 2019A (NR/A+)
500,000	5.000		11/01/2025	511,561
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (A3/A-)
1,000,000	5.000		08/01/2030	1,097,368
Colorado Health Facilities Authority RB Series 2019B Series 2019B-1 (A3/A-)
8,015,000	5.000	(b)(c)	08/01/2049	8,097,796
Colorado High Performance Transportation Enterprise C-470 Express Lanes Senior RB Series 2017 (NR/NR)
1,000,000	5.000		12/31/2047	1,002,615
1,000,000	5.000		12/31/2051	1,002,324
Colorado Housing and Finance Authority Multifamily Housing RB for The Reserves at Eagle Point Project Series 2024 (Aaa/NR)
1,255,000	3.500	(b)(c)	11/01/2043	1,255,104

200	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (NR/BBB)
$5,245,000	5.000	%(e)	12/01/2026	$5,390,824
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds Series 2016 (Baa2/BBB-)
2,000,000	5.000		12/01/2026	2,042,390
Denver Health & Hospital Authority COPS Series 2018 (NR/BBB)
205,000	5.000		12/01/2025	208,091
E-470 Public Highway Authority Colorado Revenue Refunding Bonds Series 2004 A (NATL) (A1/A+)
16,250,000	0.000	(g)	09/01/2027	14,494,491
E-470 Public Highway Authority RB Refunding Series 2021 B (A1/A+)
	(SOFR + 0.35%)
7,250,000	3.914	(b)(d)	09/01/2039	7,238,027
E-470 Public Highway Authority RB Series 2004 A (NATL) (A1/ A+)
4,040,000	0.000	(g)	09/01/2028	3,492,784
Maiker Housing Partners Multifamily Housing RB for Overlook at Thornton Series 2023 (Aaa/NR)
2,500,000	4.500	(b)(c)	05/01/2042	2,501,277
Regional Transportation District Private Activity Bonds for Denver Transit Partners Eagle P3 Project Series 2020 (Baa1/NR)
450,000	5.000		07/15/2028	478,936
Regional Transportation District Sales Tax RB for Fastracks Project Series 2016A (Aa2/AAA)
19,445,000	5.000		11/01/2046	19,911,493
Regional Transportation District Tax Exempt NON-AMT Private Activity Bonds Series 2020A Taxable Private Activity Bonds Series 2020B (Baa1/NR)
350,000	3.000		01/15/2026	344,376
Regional Transportation District Tax Exempt Private Activity Bonds Series 2020 (Baa1/NR)
250,000	5.000		07/15/2026	257,601
500,000	5.000		01/15/2027	519,372
South Sloan Lake Metropolitan District LT GO Refunding & Improvement Bonds Series 2019 (AGM) (Baa1/AA)
150,000	5.000		12/01/2024	150,948
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (Baa1/AA)
75,000	5.000		12/01/2025	76,592
190,000	5.000		12/01/2026	197,135
150,000	5.000		12/01/2027	158,105
235,000	5.000		12/01/2028	251,865
175,000	5.000		12/01/2029	190,681
300,000	4.000		12/01/2030	311,729
300,000	4.000		12/01/2031	311,441
University of Colorado Hospital Authority Refunding RB Series 2019C (Aa2/AA)
5,000,000	5.000	(b)(c)	11/15/2047	5,004,029
University of Colorado Regents Enterprise Refunding RB Series 2021C3B (Aa1/NR)
5,000,000	2.000	(b)(c)	06/01/2051	4,770,005
Vauxmont Metropolitan District Limited Tax Convertible to Unlimited Tax GO Refunding Bonds Series 2019 (AGM) (NR/ AA)
125,000	5.000		12/15/2027	130,015

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Colorado – (continued)
Vauxmont Metropolitan District Subordinate LT GO Special Revenue Refunding Bonds Series 2019 (AGM) (NR/AA)
$130,000	5.000%		12/15/2024	$131,065

				166,899,114

Connecticut - 1.3%
City of New Haven GO Bonds Series 2018 A (NR/A-)
945,000	5.000		08/01/2024	947,200
600,000	5.000		08/01/2025	609,175
City of New Haven GO Bonds Series 2023 (Baa1/A-)
500,000	5.000		08/01/2025	507,646
City of New Haven GO Bonds Series 2023 (BAM) (Baa1/AA)
700,000	5.000		08/01/2026	725,942
650,000	5.000		08/01/2027	685,879
900,000	5.000		08/01/2028	965,690
Connecticut Health & Educational Facilities Authority RB for University of Hartford Series N (NR/BB+)
390,000	5.000		07/01/2025	390,017
Hartford County Metropolitan District GO Bonds Series 2016 C (AGM) (Aa2/AA)
5,540,000	5.000		11/01/2026	5,810,948
State of Connecticut GO Bonds 2014 Series A (Aa3/AA-)
5,380,000	5.000		03/01/2030	5,381,070
State of Connecticut GO Bonds 2016 Series A (Aa3/AA-)
7,500,000	4.000		03/15/2034	7,573,944
State of Connecticut GO Unlimited Bonds Series 2019 A (Aa3/ AA-)
1,500,000	5.000		04/15/2025	1,526,028
State of Connecticut Health & Educational Facilities Authority RB for Hartford Healthcare Series 2020B (WR/A)
5,205,000	5.000	(b)(c)	07/01/2053	5,380,833
State of Connecticut Health and Educational Facilities Authority for Yale University Issue RB Series U-2 (Aaa/AAA)
15,000,000	1.100	(b)(c)	07/01/2033	14,605,767
State of Connecticut Health and Educational Facilities Authority RB for University of Yale Series 2010A-3 (Aaa/AAA)
5,270,000	2.950	(b)(c)	07/01/2049	5,194,811
State of Connecticut Special Tax Obligation Bonds for Transportation Infrastructure Purposes 2022 Series A (Aa3/ AA)
1,950,000	5.000		07/01/2025	1,991,576
2,415,000	5.000		07/01/2026	2,517,080
1,500,000	5.000		07/01/2027	1,597,031
State of Connecticut Special Tax Obligation Refunding Bonds for Transportation Infrastructure Purposes 2022 Series B (Aa3/ AA)
1,410,000	5.000		07/01/2025	1,440,063
1,750,000	5.000		07/01/2026	1,823,971
2,150,000	5.000		07/01/2027	2,289,077
State of Connecticut Transportation Infrastructure Special Tax Obligation Bonds Series A 2020 (NR/AA)
2,515,000	5.000		05/01/2027	2,668,229

				64,631,977

Delaware - 0.6%
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2020 (A2/A)
5,425,000	1.050	(b)(c)	01/01/2031	5,212,530

The accompanying notes are an integral part of these financial statements.	201

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Delaware – (continued)
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (NR/BBB)
$305,000	5.000%		06/01/2024	$305,230
700,000	5.000		06/01/2025	707,453
725,000	5.000		06/01/2027	751,175
Delaware State Economic Development Authority RB Refunding for NRG Energy, Inc. Series 2020 A (Baa3/BBB-)
14,650,000	1.250	(b)(c)	10/01/2045	13,770,064
New Castle County GO Bonds Series 2015 (Aaa/AAA)
5,000,000	5.000	(a)	10/01/2025	5,133,261
University of Delaware RB Series 2015 (WR/NR)
1,805,000	5.000	(a)	05/01/2025	1,837,824

				27,717,537

District of Columbia - 2.2%
District of Columbia GO Bonds Series 2016A (Aaa/AA+)
3,415,000	5.000		06/01/2027	3,558,012
District of Columbia GO Bonds Series 2016D (Aaa/AA+)
3,170,000	5.000		06/01/2027	3,331,375
District of Columbia Housing Finance Agency Collateralized Multifamily Housing RB for Paxton Project Series 2022 (Aaa/ NR)
3,750,000	4.000	(b)(c)	09/01/2040	3,748,781
District of Columbia Housing Finance Agency Multifamily Housing RB for Edgewood Commons V Apartments Project Series 2023 (HUD SECT 8 FHA 221(D4)) (Aaa/NR)
4,820,000	5.000	(b)(c)	06/01/2027	4,911,095
District of Columbia Metropolitan Airport Authority Airport System Revenue Refunding Bonds Series 2015A (NR/AA-)
10,000,000	5.000		10/01/2034	10,047,569
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2017A (Aa3/AA-)
5,505,000	5.000		10/01/2028	5,774,922
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2017A (AMT) (Aa3/AA-)
15,185,000	5.000		10/01/2029	15,936,193
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2021A (Aa3/AA-)
24,325,000	5.000		10/01/2026	25,213,509
Metropolitan Washington Airports Authority Airport System Revenue Refunding Bonds Series 2022A (AMT) (Aa3/NR)
2,395,000	5.000		10/01/2027	2,527,872
Metropolitan Washington Airports Authority Dulles toll Road RB Third Senior Lien Convertible Capital Appreciation Bonds Series 2009C (AGC) (A2/AA)
28,430,000	6.500	(a)	10/01/2026	30,678,352
Washington Metropolitan Airports Authority Airport System Revenue Refunding Bonds Series 2015B (Aa3/AA-)
4,295,000	5.000		10/01/2035	4,357,727
Washington Metropolitan Area Transit Authority Second Lien RB for Sustainability Climate Transition Bonds Series 2023A (NR/ AA)
950,000	5.000		07/15/2025	970,760
625,000	5.000		07/15/2026	651,968

				111,708,135

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – 4.6%
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AGM) (NR/AA)
$945,000	5.000%		05/01/2024	$945,509
990,000	5.000		05/01/2025	1,000,745
1,045,000	5.000		05/01/2026	1,071,529
1,095,000	5.000		05/01/2027	1,138,097
1,155,000	5.000		05/01/2028	1,217,571
1,195,000	2.375		05/01/2029	1,106,696
1,225,000	2.625		05/01/2030	1,129,911
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
555,000	3.750		05/01/2029	544,962
Bannon Lakes Community Development District Special Assessment RB for St. Johns County Series 2016 (NR/NR)
115,000	4.500		11/01/2025	115,504
Beach Road Golf Estates Community Development District Special Assessment Series 2015 (NR/NR)
2,500,000	4.700		11/01/2029	2,521,513
Bellalago Educational Facilities Benefit District Capital Improvement RB, Series 2014 (A2/NR)
1,165,000	4.000		05/01/2025	1,150,293
1,220,000	4.125		05/01/2026	1,203,148
1,070,000	4.250		05/01/2027	1,051,308
Bexley Community Development District Special Assessment RB for Pasco County Series 2016 (NR/NR)
300,000	4.100		05/01/2026	299,512
Broward County School Board Certificates of Participation Series 2015A (Aa3/A+)
16,915,000	5.000		07/01/2025	17,246,495
Capital Trust Agency, Inc. RB for Liza Jackson Preparatory School, Inc. Series 2020 A (Baa3/NR)
360,000	4.000		08/01/2030	353,629
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (NR/A-)
40,000	4.000		05/01/2024	39,995
Carlton Lakes Community Development District Special Assessment RB for Hillsborough County Series 2018 (NR/NR)
75,000	4.000		05/01/2024	74,991
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (NR/BBB)
105,000	3.500		11/01/2024	103,795
City of Fort Lauderdale Special Assessment Bonds for Las Olas Isles Underground Project Series 2022 (NR/NR)
220,000	5.000	(e)	07/01/2029	228,197
City of Ft. Lauderdale Special Assessment Bonds for Las Olas Isles Undergrounding Project Series 2022 (NR/NR)
175,000	5.000	(e)	07/01/2024	175,485
180,000	5.000	(e)	07/01/2025	182,267
190,000	5.000	(e)	07/01/2026	193,788
200,000	5.000	(e)	07/01/2027	205,102
City of Jacksonville Special Revenue Refunding Bonds Series 2023A (NR/AA)
700,000	5.000		10/01/2025	719,174
City of Jacksonville Special Revenue Refunding Bonds Series 2023B (NR/AA)
1,250,000	5.000		10/01/2025	1,284,239
City of Orlando Community Redevelopment Agency Tax Increment Revenue Refunding Bonds Series 2012 (NR/NR)
1,765,000	5.000		04/01/2025	1,765,678

202	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (NR/NR)
$1,380,000	3.250%		09/01/2024	$1,370,742
City of South Miami Health Facilities Authority Hospital RB Refunding for Baptist Health South Florida Obligated Group Series 2017 (A1/AA-)
3,000,000	5.000		08/15/2026	3,110,739
7,170,000	5.000		08/15/2027	7,583,072
Cityplace Community Development District Special Assessment Revenue Refunding Bonds Series 2012 (NR/NR)
3,530,000	5.000		05/01/2026	3,571,911
Collier County Water-Sewer District Water And Sewer Refunding Revenue Bonds Series 2016 (Aaa/NR)
1,000,000	5.000	(a)	07/01/2026	1,043,377
Copper Creek Community Development District Special Assessment Bonds for City of Port St. Lucie Series 2019 (NR/ NR)
45,000	3.875	(e)	11/01/2024	44,896
Copper Oaks Community Development District Special Assessment Refunding and Improvement Bonds Series 2021 (NR/NR)
100,000	3.000		05/01/2024	99,876
183,000	3.000		05/01/2025	180,138
Coral Keys Homes Community Development District Miami-Dade County, Florida Special Assessment Bonds, Series 2020 (NR/ NR)
170,000	3.125		05/01/2030	161,772
Cordoba Ranch Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
325,000	3.000		05/01/2024	324,693
150,000	3.000		05/01/2025	148,221
315,000	3.000		05/01/2026	308,562
Country Greens Community Development District Special Assessment RB Refunding Senior Lien Series 2016 A-1 (NR/ A+)
160,000	3.000		05/01/2024	159,822
Cypress Mill Community Development District Special Assessment Bonds for Bank Qualified 2023 Project Series 2023 (NR/BBB)
300,000	4.000		05/01/2028	300,909
250,000	4.000		05/01/2033	247,850
Cypress Shadows Community Development District Capital Improvement Revenue Refunding Bonds Series 2022 (NR/NR)
34,000	4.000		11/01/2024	33,997
37,000	4.000		11/01/2026	36,892
Duval County School Board Certificates of Participation Series 2022A (AGM) (NR/AA)
3,185,000	5.000		07/01/2026	3,312,829
5,105,000	5.000		07/01/2027	5,422,758
Entrada Community Development District St Johns County, Florida Capital Improvement RB, Series 2021 (NR/NR)
250,000	2.125	(e)	05/01/2026	240,457
Escambia County International Paper Company Environmental Improvement Revenue Refunding Bonds Series 2019B (Baa2/ BBB)
425,000	2.000	(b)(c)	11/01/2033	420,528
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
2,590,000	4.250		05/01/2029	2,600,271

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (NR/AA)
$270,000	2.000%		11/01/2024	$264,736
275,000	2.000		11/01/2025	262,950
280,000	2.000		11/01/2026	262,352
290,000	2.000		11/01/2027	266,652
295,000	2.000		11/01/2028	266,186
300,000	2.000		11/01/2029	267,571
305,000	2.125		11/01/2030	264,477
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (Baa3/NR)
95,000	2.625	(e)	12/15/2024	93,478
Florida Housing Finance Corp. Multifamily Mortgage RB for Brownsville Transit Village V 2024 Series B (GNMA COLL) (NR/ AA+)
780,000	3.350	(b)(c)	10/01/2027	773,823
Florida Insurance Assistance Interlocal Agency Insurance Assessment RB Series 2023A-1 (A2/A)
6,425,000	5.000		09/01/2025	6,495,271
5,510,000	5.000		09/01/2026	5,685,766
4,020,000	5.000		09/01/2027	4,183,802
Flow Way Community Development District Collier County, Florida Special Assessment Bonds, Series 2019 Phase 7 and Phase 8 Projects Bank Qualified (NR/NR)
995,000	3.700		11/01/2029	974,685
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (NR/BBB+)
245,000	2.500		05/01/2024	244,603
255,000	2.750		05/01/2025	248,808
260,000	3.000		05/01/2026	252,048
Gateway Services Community Development District Special Assessment Bonds Series 2023-1 (AGM) (NR/AA)
1,730,000	3.250		05/01/2028	1,720,367
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
1,000,000	4.000		05/01/2031	1,001,922
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (NR/AA)
200,000	2.500		05/01/2024	199,557
175,000	2.500		05/01/2025	171,251
200,000	2.500		05/01/2026	193,755
Highlands Community Development District Special Assessment Refunding Series 2016 (NR/BBB)
315,000	2.750		05/01/2024	314,550
320,000	3.000		05/01/2025	312,252
Homestead 50 Community Development District Special Assessment Refunding Bonds Series 2021 (NR/NR)
130,000	3.000		05/01/2024	129,870
132,000	3.000		05/01/2025	130,304
139,000	3.000		05/01/2026	135,595
Housing Finance Authority of Broward County Multifamily Housing RB for Pinnacle 441 Phase 2 Series 2023 (Aaa/NR)
1,200,000	4.050	(b)(c)	09/01/2056	1,204,888
Housing Finance Authority of Miami-Dade County Multifamily Housing RB for Emerald Dunes Series 2023B (Aaa/NR)
1,155,000	4.050	(b)(c)	09/01/2026	1,155,048

The accompanying notes are an integral part of these financial statements.	203

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Housing Finance Authority of Polk County Multifamily Housing RB for Episcopal Catholic Apartments Series 2023 (HUD SECT 8) (Aaa/NR)
$1,643,000	4.150	%(b)(c)	12/01/2040	$1,655,671
JEA Water And Sewer System Revenue Bonds, 2024 Series A (Aa2/AA+)
1,875,000	5.000		10/01/2026	1,962,870
Jea / Water And Sewer System Revenue Bonds, 2024 Series A (Aa2/AA+)
2,095,000	5.000		10/01/2027	2,241,501
Julington Creek Plantation Community Development District St. Johns County, Florida Special Assessment RB, Series 2023 (AGM) (NR/ AA)
4,090,000	5.000		05/01/2032	4,530,806
Lake Frances Community Development District Special Assessment Refunding Series 2018 (NR/BBB-)
81,000	3.000		05/01/2024	80,899
84,000	3.000		05/01/2025	82,044
Lakeshore Ranch Community Development District Senior Special Assessment Refunding Series 2019 A-1 (NR/A)
355,000	3.000		05/01/2024	354,559
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (NR/ AA)
60,000	2.000		05/01/2028	55,434
70,000	2.000		05/01/2029	63,580
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (NR/A-)
320,000	3.500		05/01/2024	319,698
Lee Memorial Health System Hospital Revenue & Revenue Refunding Bonds 2019 Series A-2 (A2/A+)
8,410,000	5.000	(b)(c)	04/01/2033	8,529,413
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,550,000	5.000		05/01/2032	1,559,243
Miami Dade County Educational Facility Authority RB for University of Miami (AMBAC) (A2/A-)
10,995,000	5.250		04/01/2027	11,593,474
Miami-Dade County Aviation Revenue Refunding Bonds Series 2014A (AMT) (A1/A)
20,000,000	5.000		10/01/2035	20,079,302
Miami-Dade County General Obligation Bonds Building Better Communities Program Series 2015-D (Aa2/AA)
3,710,000	5.000		07/01/2027	3,851,145
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/A)
120,000	3.500	(e)	05/01/2024	119,858
125,000	3.500	(e)	05/01/2025	122,469
Oak Creek Community Development District Special Assessment Refunding Bonds Series 2015 A-1 (NR/A+)
185,000	3.750		05/01/2024	184,874
1,150,000	4.450		05/01/2031	1,154,641
Orange County Health Facilities Authority Revenue Hospital Bonds for AdventHealth Obligated Group Series 2021 C (NR/AA)
15,575,000	5.000	(b)(c)	11/15/2052	16,230,890
Osceola County Transportation Improvement & Refunding RB Series 2019A-1 (NR/BBB+)
780,000	5.000		10/01/2024	785,064

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Osceola County Transportation Improvement Refunding RB Series 2019A-1 (NR/BBB+)
$275,000	5.000%	10/01/2025	$280,716
Palm Beach County Health Facilities Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2021 C (NR/NR)
1,105,000	4.000	05/15/2026	1,077,581
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018A-1 (NR/A)
210,000	3.000	11/01/2024	208,131
Parkway Center Community Development District Special Assessment Bonds Series 2018-2 (NR/A-)
90,000	3.500	05/01/2024	89,916
Parkway Center Community Development District Special Assessment Refunding Bonds Series 2018-1 (NR/BBB)
245,000	3.500	05/01/2024	244,712
255,000	3.500	05/01/2025	251,409
Pasco County Capital Improvement Cigarette Tax Allocation Bonds Series 2023A (AGM) (A1/AA)
250,000	5.250	09/01/2025	255,682
250,000	5.250	09/01/2026	260,726
300,000	5.250	09/01/2027	318,299
300,000	5.250	09/01/2028	323,319
Pine Ridge Plantation Community Development District Capital Improvement Revenue & Refunding Bonds Series 2021A-1 (AGM) (NR/AA)
500,000	3.000	05/01/2024	499,151
510,000	2.000	05/01/2025	493,648
520,000	2.000	05/01/2026	492,306
530,000	2.000	05/01/2027	491,614
Reunion East Community Development District Special Assessment Refunding Bonds for Osceola County Series 2015A (NR/NR)
1,325,000	5.000	05/01/2025	1,338,083
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
6,820,000	5.000	05/01/2033	6,884,797
Reunion West Community Development District Special Assessment Refunding Bonds Series 2022 (NR/NR)
225,000	3.000	05/01/2024	224,789
225,000	3.000	05/01/2025	222,529
285,000	3.000	05/01/2026	279,686
390,000	3.000	05/01/2027	377,673
River Bend Community Development District Senior Special Assessment Revenue Refunding Bonds Series 2016A-1 (NR/A-)
405,000	2.500	05/01/2024	404,417
415,000	2.750	05/01/2025	405,305
425,000	3.000	05/01/2026	411,518
River Glen Community Development District Capital Improvement Revenue & Refunding Bonds Series 2021 (NR/BBB+)
136,000	2.500	05/01/2024	135,651
139,000	2.500	05/01/2025	135,187
143,000	2.500	05/01/2026	136,104
146,000	2.500	05/01/2027	136,908
148,000	2.500	05/01/2028	136,863
157,000	2.500	05/01/2030	140,332

204	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
River Hall Community Development District Special Assessment Refunding Bonds Series 2021 A-1 (NR/NR)
$235,000	3.000%		05/01/2024	$234,750
180,000	3.000		05/01/2025	177,540
225,000	3.000		05/01/2026	219,142
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)
110,000	3.375	(e)	06/15/2024	109,826
Sandmine Road Community Development District Special Assessment Bonds for Polk County Series 2020 (NR/NR)
200,000	2.625	(e)	05/01/2025	196,866
Sarasota National Community Development District Special Assessment Refunding Bonds Series 2020 (NR/NR)
380,000	3.000		05/01/2024	379,665
240,000	3.000		05/01/2025	237,478
School Board of Miami-Dade County Florida Certificates of Participation Series 2016B (A1/A+)
7,340,000	5.000		08/01/2027	7,623,542
South Village Community Development District Capital Improvement Revenue & Refunding Bonds Series 2016A-1 (NR/A)
95,000	2.500		05/01/2024	94,843
100,000	2.750		05/01/2025	98,502
95,000	3.000		05/01/2026	92,806
South Village Community Development District Capital Improvement Revenue Refunding Bonds Series 2016A-2 (NR/ NR)
100,000	4.350		05/01/2026	100,210
Spencer Creek Community Development District Special Assessment RB for Hillsborough County Series 2019 (NR/NR)
75,000	3.750		05/01/2024	74,971
State of Florida Full Faith and Credit State Board of Education Public Education Capital Outlay Refunding Bonds 2019 Series D (Aaa/ AAA)
1,225,000	5.000		06/01/2027	1,304,733
State of Florida State Board of Education Public Education Capital Outlay Refunding Bonds 2024 Series A (Aaa/AAA)
12,080,000	5.000		06/01/2026	12,584,654
Storey Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
190,000	3.125		12/15/2025	186,288
Storey Park Community Development District Special Assessment Bonds for Assessment Area Three Project Series 2019 (NR/ NR)
460,000	3.750	(e)	06/15/2029	453,623
Summerstone Community Development District Pasco County, Florida Special Assessment RB, Series 2020 Phase One (NR/ NR)
65,000	2.500		05/01/2025	63,936
Summerville Community Development District Special Assessment Refunding Series 2020 (NR/NR)
118,000	3.000		05/01/2024	117,882
121,000	3.000		05/01/2025	119,446
725,000	3.500		05/01/2031	683,603
Tampa Bay Water Utility System Refunding RB Series 2015A (Aa1/AA+)
4,225,000	4.000		10/01/2029	4,264,686

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Tapestry Community Development District Special Assessment RB for City of Kissimmee Series 2016 (NR/NR)
$285,000	4.250%		05/01/2026	$285,293
The Preserve At South Branch Community Development District Pasco County, Florida Special Assessment RB, Series 2021 Phase 3 (NR/NR)
250,000	3.000		05/01/2031	239,333
Tolomato Community Development District Special Assessment Refunding Bonds Series 2022A (AGM) (NR/AA)
760,000	3.000		05/01/2025	750,171
1,605,000	3.000		05/01/2027	1,592,682
Touchstone Community Development District Senior Special Assessment Bonds Series 2022A-1 (NR/BBB+)
105,000	4.500		05/01/2026	105,891
115,000	4.500		05/01/2028	117,615
120,000	4.500		05/01/2029	123,602
Trails at Monterey Community Development District Special Assessment Refunding Bonds Series 2012 (NR/A-)
135,000	4.125		05/01/2024	135,021
140,000	4.150		05/01/2025	140,048
145,000	4.250		05/01/2026	145,081
Ventana Community Development District Special Assessment RB for Hillsborough County Series 2018 (NR/NR)
70,000	4.000	(e)	05/01/2024	69,991
Verandah East Community Development District Special Assessment Revenue Refunding Improvement Bonds for Lee County Series 2016 (NR/NR)
1,525,000	3.750		05/01/2026	1,510,486
Viera East Community Development District Special Revenue Assessment Bonds Series 2020 (AGM) (NR/AA)
490,000	2.000		05/01/2024	488,954
500,000	2.000		05/01/2025	481,681
795,000	2.000		05/01/2026	746,224
Villa Portofino West Community District Special Assessment Refunding Series 2020 (NR/NR)
171,000	3.000		05/01/2024	170,829
177,000	3.000		05/01/2025	174,726
973,000	3.500		05/01/2030	922,324
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)
25,000	1.875	(e)	05/01/2025	24,529
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (NR/NR)
355,000	4.000		05/01/2024	354,799
285,000	4.000		05/01/2025	285,768
Village Community Development District Special Assessment Revenue Refunding Bonds Series 2020 (AGM) (NR/AA)
1,330,000	5.000		05/01/2025	1,348,238
1,400,000	5.000		05/01/2026	1,443,860
Watergrass Community Development District Special Assessment Revenue Refunding Bonds Series 2021 (NR/NR) (NR/NR)
305,000	2.000		05/01/2026	291,051
Waterset Central Community Development District Special Assessment Bonds for Hillsborough County Series 2018 (NR/ NR)
95,000	4.000	(e)	11/01/2024	94,926
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)
2,000,000	3.750	(e)	06/15/2030	1,928,956

The accompanying notes are an integral part of these financial statements.	205

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Winding Cypress Community Development District Special Assessment Bonds for Collier County Series 2015 (NR/NR)
$170,000	4.375%		11/01/2025	$170,134

				231,045,704

Georgia - 2.4%
Bartow County Development Authority Pollution Control RB for Georgia Power Company Plant Bown Project Series 2009 (Baa1/BBB+/A-2)
3,130,000	3.950	(b)(c)	12/01/2032	3,168,091
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Series 1996 (Baa1/BBB+)
1,335,000	3.875	(b)(c)	10/01/2032	1,343,688
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corp. Series 2013 A (Baa1/BBB+)
2,000,000	1.500	(b)(c)	01/01/2040	1,929,898
City of Atlanta GO Public Improvement Bonds Series 2022A-1 (Aa1/NR)
835,000	5.000		12/01/2024	843,617
545,000	5.000		12/01/2025	561,910
1,000,000	5.000		12/01/2026	1,053,185
525,000	5.000		12/01/2027	565,369
City of Atlanta GO Public Improvement Bonds Series 2022A-2 (Aa1/NR)
1,105,000	5.000		12/01/2025	1,139,286
1,100,000	5.000		12/01/2026	1,158,503
2,375,000	5.000		12/01/2027	2,557,622
Colquitt County School District GO Bonds Series 2023 (ST AID WITHHLDG) (Aa1/NR)
585,000	5.000		12/01/2025	602,574
935,000	5.000		12/01/2026	984,482
Development Authority of Bartow County Pollution Control RB for Georgia Power Company Plant Bowen Project First Series 2013 (Baa1/BBB+)
6,000,000	2.875	(b)(c)	08/01/2043	5,868,127
Development Authority of Burke County Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2012 (Baa1/BBB+)
4,850,000	2.875	(b)(c)	12/01/2049	4,743,402
Development Authority of Burke County Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2013 (Baa1/BBB+)
2,015,000	3.375	(b)(c)	11/01/2053	2,002,629
Development Authority of Burke County Pollution Control RB for Georgia Power Company Plant Vogtle Project Second Series 2008 (Baa1/BBB+)
2,020,000	3.375	(b)(c)	11/01/2048	2,007,598
Main Street Natural Gas Inc. Gas Supply RB Series 2019A (A1/ NR)
2,500,000	5.000		05/15/2025	2,514,390
3,000,000	5.000		05/15/2026	3,039,316
500,000	5.000		05/15/2027	511,791
1,975,000	5.000		05/15/2030	2,082,972
Main Street Natural Gas Inc. Gas Supply RB Series 2019C (A3/ NR)
5,230,000	4.000	(b)(c)	03/01/2050	5,249,763

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia – (continued)
Main Street Natural Gas Inc. Gas Supply RB Series 2021A (Aa1/ NONR)
$3,000,000	4.000	%(b)(c)	07/01/2052	$3,023,790
Main Street Natural Gas Inc. Gas Supply RB Series 2021C (A3/ NR)
1,000,000	4.000		12/01/2025	992,931
Main Street Natural Gas Inc. Gas Supply RB Series 2022B (A3/ NR)
1,740,000	5.000		06/01/2027	1,777,690
Main Street Natural Gas Inc. Gas Supply RB Series 2022C (NR/ BBB-)
1,000,000	4.000	(e)	11/01/2024	992,969
1,705,000	4.000	(e)	11/01/2025	1,680,508
3,665,000	4.000	(e)	11/01/2026	3,588,696
Main Street Natural Gas Inc. Gas Supply RB Series 2023B (Aa1/ NR)
13,040,000	5.000	(b)(c)	07/01/2053	13,807,409
Main Street Natural Gas Inc., Gas Supply RB Series 2023E-1 (Aa1/ NR)
4,000,000	5.000	(b)(c)	12/01/2053	4,272,722
Main Street Natural Gas Inc., Gas Supply RB, Series 2019A (A1/ NR)
1,500,000	5.000		05/15/2024	1,500,151
3,740,000	5.000		05/15/2028	3,869,176
Main Street Natural Gas, Inc. Gas Supply RB Series 2022A (A3/ NR)
500,000	4.000		12/01/2025	496,466
Main Street Natural Gas, Inc. Gas Supply RB Series 2022C (NR/ BBB-)
3,810,000	4.000	(e)	11/01/2027	3,709,573
Main Street Natural Gas, Inc., Gas Supply RB Series 2024A (Aa1/ NR)
2,800,000	5.000	(b)(c)	05/01/2054	2,999,639
Medical Center Hospital Authority Revenue Anticipation Certificates for Piedmont Healthcare Project Series 2019A (A1/AA-)
7,150,000	5.000	(b)(c)	07/01/2054	7,303,179
Monroe County Development Authority Pollution Control RB First Series 2009 (Baa1/BBB+/A-2)
2,275,000	1.000	(b)(c)	07/01/2049	2,065,448
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2006 (Baa1/BBB+)
1,560,000	3.875	(b)(c)	12/01/2041	1,570,152
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2012 (Baa1/BBB+)
2,825,000	3.875	(b)(c)	06/01/2042	2,843,385
Monroe County Development Authority Pollution Control RB for Georgia Power Company Plant Scherer Project Series 2013 (Baa1/BBB+)
1,560,000	3.875	(b)(c)	04/01/2043	1,570,152
Richmond County Board of Education GO Sales Tax Bonds Series 2023 (ST AID WITHHLDG) (Aa1/AA+)
875,000	5.000		10/01/2025	897,029
2,850,000	5.000		10/01/2026	2,986,820
650,000	5.000		10/01/2027	696,494

206	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Georgia – (continued)
Savanah Economic Development Authority Recovery Zone Facility Revenue Refunding Bonds Series 2019A (Baa2/BBB)
$425,000		2.000	%(b)(c)	11/01/2033	$420,528
Savannah Economic Development Authority Pollution Control RB Refunding for International Paper Company Series 2019 B
(Baa2/BBB	)
6,090,000		1.900		08/01/2024	6,005,956
State of Georgia GO Bonds Series 2021A (Aaa/AAA)
4,585,000		5.000		07/01/2024	4,597,593

					117,596,669

Guam - 0.3%
A.B. Won Pat International Airport Authority Taxable Refunding RB General Series 2019 B (ETM) (Baa2/NR)
2,000,000		3.319		10/01/2025	1,933,169
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2019 B (Baa2/NR)
1,100,000		3.133		10/01/2024	1,085,601
Antonio B Won Pat International Airport Authority Taxable RB Refunding Series 2021 A (Baa2/NR)
1,120,000		2.499		10/01/2025	1,068,698
1,650,000		2.899		10/01/2027	1,513,528
Guam Power Authority Refunding RB Series 2022 A (Baa2/BBB)
1,300,000		5.000		10/01/2029	1,383,689
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (Baa2/A-)
400,000		5.000		07/01/2024	400,671
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2024A (Baa2/A-)
350,000		5.000		07/01/2025	356,129
350,000		5.000		07/01/2026	362,401
350,000		5.000		07/01/2027	369,190
750,000		5.000		07/01/2028	803,551
700,000		5.000		07/01/2029	760,665
1,125,000		5.000		07/01/2030	1,240,680
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2024B (Baa2/A-)
500,000		5.000	(f)	07/01/2025	508,755
600,000		5.000	(f)	07/01/2026	621,259
500,000		5.000	(f)	07/01/2027	527,415
1,000,000		5.000	(f)	07/01/2028	1,071,401
985,000		5.000	(f)	07/01/2029	1,070,364
1,000,000		5.000	(f)	07/01/2030	1,102,827

					16,179,993

Hawaii - 0.6%
City and County of Honolulu GO Bonds for Honolulu Rail Transit Project Series 2021E (Aa2/NR)
3,025,000		5.000		03/01/2027	3,200,163
City and County of Honolulu Multifamily Housing RB Maunakea Tower Apartments Series 2023 (HUD SECT 8) (Aaa/NR)
7,040,000		5.000	(b)(c)	06/01/2027	7,223,359
City of Honolulu GO Bonds Series A (Aa2/NR)
10,575,000		4.000		10/01/2034	10,640,891
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui’ula Development Series 2019 (NR/NR)
75,000		5.000		05/15/2029	78,422

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Hawaii – (continued)
State of Hawaii Department of Budget and Finance Special Purpose RB Refunding Series 2017A (Ba3/NR)
$10,735,000	3.100%		05/01/2026	$8,530,759

				29,673,594

Illinois - 6.9%
Board of Trustee of Northern Illinois University Auxiliary Facilities System RB Series 2021 (BAM) (Baa3/AA)
325,000	5.000		10/01/2025	330,798
250,000	5.000		10/01/2026	257,621
325,000	5.000		10/01/2028	345,287
Carol Stream Park District GO Refunding Park Bonds Series 2016 (BAM) (NR/AA)
4,705,000	5.000		01/01/2037	4,799,818
Chicago GO Bonds 2019A (NR/BBB+)
3,210,000	5.000		01/01/2028	3,399,946
Chicago GO Bonds 2019A (NR/NR)
550,000	5.000		01/01/2028	591,577
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL) (Baa2/BB+)
660,000	0.000	(g)	12/01/2026	593,464
4,615,000	0.000	(g)	12/01/2027	3,986,325
365,000	0.000	(g)	12/01/2029	289,978
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL) (Baa2/ BB+)
250,000	0.000	(g)	12/01/2027	215,944
95,000	0.000	(g)	12/01/2029	75,474
Chicago Illinois Board of Education GO Bonds Series 1999 A (NATL) (Baa2/BB+)
9,285,000	0.000	(g)	12/01/2024	9,030,081
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Capital Appreciation Boards School Reform Series 1998 B-1 (NATL) (Baa2/BB+)
640,000	0.000	(g)	12/01/2025	598,303
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (NR/ AA)
2,275,000	5.000		12/01/2024	2,285,810
1,825,000	5.000		12/01/2025	1,850,462
3,515,000	5.000		12/01/2026	3,610,933
Chicago O’Hare International Airport RB Refunding Series 2015 A (AMT) (NR/A+)
11,000,000	5.000		01/01/2031	11,089,125
Chicago Park District GO LT Refunding Bonds Series 2023C (NR/ AA-)
2,400,000	5.000		01/01/2026	2,462,887
2,780,000	5.000		01/01/2027	2,895,330
1,965,000	5.000		01/01/2028	2,083,369
Chicago Transit Authority Sales Tax Receipts RB Series 2014 (NR/ AA)
11,750,000	5.250		12/01/2049	11,791,982
City of Chicago Board of Education Capital Appreciation Bonds for School Reform Series 1998B-1 (NATL) (Baa2/BB+)
685,000	0.000	(g)	12/01/2028	568,556
City of Chicago Board of Education GO Bonds Series 1999 A (NATL) (Baa2/BB+)
5,000,000	5.500		12/01/2026	5,127,774

The accompanying notes are an integral part of these financial statements.	207

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
City of Chicago Board of Education GO Bonds Series 1999 A (NATL) (Baa2/BB+) – (continued)
$1,755,000	0.000	%(g)	12/01/2030	$1,339,884
City of Chicago Board of Education UT GO Refunding Bonds Series 2018A (AGM) (NR/AA)
1,500,000	5.000		12/01/2029	1,586,447
City of Chicago Board of Education UT GO Refunding Bonds Series 2018C (AGM) (NR/AA)
5,000,000	5.000		12/01/2027	5,208,876
7,535,000	5.000		12/01/2029	7,969,253
1,000,000	5.000		12/01/2030	1,058,631
City of Chicago GO Bonds Project & Refunding Series 2017A (NR/BBB+)
2,000,000	5.625		01/01/2031	2,091,696
City of Chicago GO Bonds Refunding Series 2020A (NR/BBB+)
3,430,000	5.000		01/01/2027	3,572,551
5,245,000	5.000		01/01/2028	5,555,364
City of Chicago GO Refunding Bonds Series 2020 A (NR/BBB+)
1,000,000	5.000		01/01/2029	1,073,175
City of Chicago Midway Airport RB Refunding for Senior Lien Airport Series 2023B (NON-AMT) (BAM) (NR/AA)
3,250,000	5.000		01/01/2026	3,351,347
2,345,000	5.000		01/01/2027	2,469,376
City of Chicago Midway Airport RB Refunding for Senior Lien Airport Series 2023C (AMT) (NR/A)
5,000,000	5.000		01/01/2026	5,107,118
5,755,000	5.000		01/01/2027	5,964,656
City of Chicago Midway Airport Second Lien Revenue Refunding Bonds Series 2014A (A2/A)
1,000,000	5.000		01/01/2029	1,000,025
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2022C (AMT) (NR/A+)
2,000,000	5.000		01/01/2025	2,012,890
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2015A (NR/A+)
5,000,000	5.000		01/01/2027	5,031,610
City of Chicago Second Lien Water Revenue Refunding Bonds Series 2004 (NR/A+)
1,900,000	5.000		11/01/2026	1,977,779
City of Chicago Special Assessment Improvement Bonds Refunding Series 2022 (NR/NR)
314,000	2.270	(e)	12/01/2024	308,866
329,000	2.530	(e)	12/01/2025	319,120
305,000	2.690	(e)	12/01/2026	291,799
255,000	2.870	(e)	12/01/2027	241,580
City of Chicago Special Assessment Improvement Bonds Refunding Series 2022 Lakeshore East Project (NR/NR)
270,000	3.040	(e)	12/01/2028	253,412
Cook County Sales Tax RB Refunding Series 2022B (NR/AA-)
360,000	5.000		11/15/2026	375,939
Illinois Community College District No. 512 GO Bonds Series 2020 (Aaa/NR)
1,980,000	4.000		12/15/2025	2,004,005
Illinois Finance Authority RB for Presbyterian Homes Obligated Group Series 2021 B (NR/NR)
(SIFMA Municipal Swap Index Yield + 0.70%)
2,250,000	4.340	(b)(d)	05/01/2042	2,208,257

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Illinois Finance Authority RB for University of Illinois Series 2020 (NR/BBB+)
$500,000	5.000%		10/01/2026	$513,799
Illinois Finance Authority RB Refunding for American Water Capital Corp. Project Series 2020 (NON-AMT) (Baa1/A)
700,000	3.875	(b)(c)	05/01/2040	702,420
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (Ba2/NR)
1,000,000	5.000		09/01/2024	997,313
600,000	5.000		09/01/2025	596,907
Illinois Finance Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2015 A (NR/NR)
540,000	5.000		05/15/2026	537,293
Illinois Finance Authority Taxable RB for Theory and Computing Sciences Building Trust Series 2023 (A2/NR)
12,575,000	6.693		07/01/2033	12,687,742
Illinois Housing Development Authority Multifamily Housing RB, Series 2023 (6900 Crandon) (HUD SECT 8 FHA 221(d)(4)) (Aaa/NR)
3,500,000	5.000	(b)(c)	02/01/2027	3,559,928
Illinois Housing Development Authority Multifamily Housing RB, Series 2023 South Shore (FHA 221(D4) HUD SECT 8) (FHA 221(D4) HUD SECT 8) (Aaa/NR)
5,335,000	4.000	(b)(c)	06/01/2026	5,328,198
Illinois Housing Development Authority Multifamily Housing RB, Series 2023 South Shore (HHDC) (HUD SECT 8) (Aaa/NR)
2,170,000	5.000	(b)(c)	02/01/2027	2,207,155
Illinois Sports Facilities Authority RB Bonds Series 2001 (AMBAC) (WR/BBB+)
3,235,000	0.000	(g)	06/15/2025	3,071,507
Illinois State GO Bonds Series 2017 D (A3/A-)
5,425,000	5.000		11/01/2024	5,469,042
26,975,000	5.000		11/01/2025	27,632,125
34,465,000	5.000		11/01/2026	35,941,201
Illinois State GO Bonds Series 2019 A (A3/A-)
4,000,000	5.000		11/01/2024	4,032,930
Illinois State GO Bonds Series 2020 (A3/A-)
2,100,000	5.500		05/01/2024	2,102,945
Illinois State Sales Tax RB for Build Junior Obligation Series 2013 (NR/A)
115,000	5.000		06/15/2024	115,222
Illinois State Taxable Pension Funding GO Bonds Series 2003 (A3/A-)
10,000,000	5.100		06/01/2033	9,927,213
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2022 B (NR/A)
3,000,000	5.000		12/15/2027	3,061,466
Northern Illinois University Board of Trustees Auxiliary Facilities System RB Series 2021 (BAM) (Baa3/AA)
325,000	5.000		10/01/2030	354,464
Sales Tax Securitization Corp Bonds Series 2018C (NR/AA-)
10,900,000	5.000		01/01/2026	11,211,778
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2020A (NR/AA-)
3,320,000	5.000		01/01/2026	3,414,964
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2021A (NR/AA-)
4,000,000	5.000		01/01/2027	4,202,430

208	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
State of Illinois Build Illinois Junior Obligation Bonds Series 2021A (NR/A)
$2,460,000	4.000%		06/15/2025	$2,482,544
State of Illinois GO Bonds Refunding Series 2022B (A3/A-)
3,000,000	5.000		03/01/2025	3,040,023
State of Illinois GO Bonds Series 2014 (A3/A-)
1,280,000	5.000		05/01/2028	1,281,533
2,220,000	5.250		02/01/2029	2,224,350
1,295,000	5.000		04/01/2031	1,296,223
State of Illinois GO Bonds Series 2016 (A3/A-)
2,965,000	5.000		01/01/2026	3,044,728
5,700,000	5.000		11/01/2028	5,943,376
State of Illinois GO Bonds Series 2017A (A3/A-)
3,455,000	5.000		12/01/2027	3,673,497
State of Illinois GO Bonds Series 2017C (A3/A-)
6,435,000	5.000		11/01/2029	6,821,967
State of Illinois GO Bonds Series 2017D (A3/A-)
5,525,000	5.000		11/01/2027	5,872,146
State of Illinois GO Bonds Series 2020 (A3/A-)
1,000,000	5.500		05/01/2030	1,094,239
State of Illinois GO Bonds Series 2021A (A3/A-)
2,750,000	5.000		03/01/2026	2,832,405
State of Illinois GO Bonds, Refunding Series of May 2023D (A3/A-)
8,035,000	5.000		07/01/2025	8,185,477
State of Illinois GO Refunding Bonds Series 2016 (A3/A-)
4,215,000	5.000		02/01/2026	4,335,134
3,800,000	5.000		02/01/2028	3,979,429
2,075,000	5.000		02/01/2029	2,174,258
State of Illinois GO Refunding Bonds Series 2018A (A3/A-)
6,490,000	5.000		10/01/2028	7,005,414
State of Illinois GO Refunding Bonds Series 2018B (A3/A-)
6,000,000	5.000		10/01/2028	6,476,500
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (A3/A-)
2,000,000	5.000		10/01/2025	2,044,590

				342,130,375

Indiana - 0.9%
City of Rockport Pollution Control Revenue Refunding Bonds for AEP Generating Company Project Series 1995 (NON-AMT) (Baa2/BBB+)
4,150,000	3.125		07/01/2025	4,077,527
City of Rockport Pollution Control Revenue Refunding Bonds Series 1995 (NON-AMT) (Baa2/BBB+)
3,335,000	3.125		07/01/2025	3,276,760
City of Rockport Pollution Control Revenue Refunding Bonds Series 2009 B (NON-AMT) (A3/BBB+)
10,000,000	3.050		06/01/2025	9,877,111
City of Rockport Pollution Control Revenue Refunding Bonds Series D (A3/BBB+)
11,000,000	0.750		04/01/2025	10,502,492
City of Whiting Environmental Facilities Refunding RB for BP Products North America Inc. Project Series 2019A (A1/A-)
7,050,000	5.000	(b)(c)	12/01/2044	7,198,021
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2020 A (A2/A-)
3,000,000	0.750	(b)(c)	12/01/2038	2,765,009

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Indiana – (continued)
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2020 B (AMT) (A2/A-)
$4,525,000	0.950	%(b)(c)	12/01/2038	$4,196,231
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2021 (A2/A-)
3,000,000	0.650		08/01/2025	2,821,798
Indiana Housing & Community Development Authority Multifamily Housing RB Partners Preservation Projects Series 2023 (FHA 221(D)(4)) (FHA 221(D)(4)) (Aaa/NR)
700,000	4.100	(b)(c)	09/01/2028	701,651

				45,416,600

Iowa - 0.0%
Iowa Finance Authority RB Refunding for Lifespace Communities, Inc. Obligated Group Series 2021 A (NR/NR)
2,105,000	4.000		05/15/2026	2,052,768

Kansas - 0.6%
City of Burlington Environmental Improvement RB Refunding for Energy Metro, Inc. Project Series 2023 (A2/A)
3,775,000	4.300	(b)(c)	03/01/2045	3,782,624
City of Manhattan GO Temporary Notes Series 2022-01 (Aa3/NR)
17,575,000	1.750		06/15/2025	17,012,025
Unified School District No. 500 Wyandotte County GO Improvement Bonds Series 2016-A (Aa3/AA-)
1,000,000	5.000	(a)	09/01/2026	1,046,062
9,150,000	5.250	(a)	09/01/2026	9,624,337

				31,465,048

Kentucky - 1.5%
County of Boone Pollution Control Revenue Refunding Bonds Series 2008A (NON-AMT) (Baa1/BBB+)
5,000,000	3.700		08/01/2027	4,917,199
County of Owen Water Facilities Refunding RB Series 2020 (NON-AMT) (Baa1/A)
700,000	3.875	(b)(c)	06/01/2040	705,347
Kentucky Economic Development Finance Authority Healthcare Facilities Refunding RB Series 2022 (NR/NR)
3,570,000	4.500		10/01/2027	3,570,859
Kentucky Public Energy Authority Gas Supply RB 2018 Series B (A1/NR)
22,525,000	4.000	(b)(c)	01/01/2049	22,514,864
Kentucky Public Energy Authority Gas Supply RB 2018 Series C-1 (A1/NR)
2,775,000	4.000	(b)(c)	12/01/2049	2,785,392
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2001 A (A1/A)
3,800,000	0.900		09/01/2026	3,514,033
Louisville Jefferson County Metro Government Health System RB for Norton Healthcare Series 2023A (NR/A)
700,000	5.000		10/01/2026	727,269
1,700,000	5.000		10/01/2027	1,798,347
Public Energy Authority of Kentucky Gas Supply RB Series 2019 A-1 (A1/NR)
24,230,000	4.000	(b)(c)	12/01/2049	24,320,734

The accompanying notes are an integral part of these financial statements.	209

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Kentucky – (continued)
Public Energy Authority of Kentucky Gas Supply RB Series 2019C (A1/NR)
$9,350,000	4.000	%(b)(c)	02/01/2050	$9,414,549

				74,268,593

Louisiana - 1.7%
City of New Orleans GO Refunding Bonds Series 2022 (A2/A+)
5,495,000	5.000		12/01/2024	5,547,008
3,000,000	5.000		12/01/2025	3,087,172
4,255,000	5.000		12/01/2026	4,449,003
1,715,000	5.000		12/01/2027	1,825,919
City of New Orleans Sewerage Service RB Series 2015 (NR/A)
1,000,000	5.000	(a)	06/01/2025	1,018,644
East Baton Rouge Sewerage Commission Tax Exempt Revenue Refunding Bonds Series 2020A (NR/AA-)
1,100,000	5.000		02/01/2026	1,135,731
Louisiana Local Government Environmental Facilities & Community Development Authority Insurance Assessment RB for Louisiana Insurance Guaranty Association Project Series 2022B (A1/NR)
2,250,000	5.000		08/15/2025	2,294,778
3,300,000	5.000		08/15/2027	3,456,749
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds for Ragin’ Cajun Facilities Student Housing & Parking Project Series 2017 (AGM) (NR/AA)
1,230,000	5.000		10/01/2026	1,270,165
Louisiana Offshore Terminal Authority Deepwater Port RB for Loop LLC Project Series 2007A (A3/NR)
7,725,000	4.150		09/01/2027	7,786,694
Louisiana Offshore Terminal Authority Deepwater Port RB for Loop LLC Project Series 2007-B-2A-2 (NON-AMT) (A3/ BBB+)
2,500,000	4.200	(b)(c)	10/01/2037	2,537,351
Louisiana Offshore Terminal Authority Deepwater Port RB for Loop LLC Project Series 2013A (NON-AMT) (A3/NR)
3,775,000	4.200	(b)(c)	09/01/2033	3,857,708
Louisiana Public Facilities Authority Hospital RB Louisiana Children’s Medical Center Project Series 2015A3 RMKT (NR/A)
6,250,000	5.000	(b)(c)	06/01/2045	6,594,041
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (A2/A)
7,460,000	5.000		01/01/2040	7,481,946
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A2/A)
3,750,000	5.000		01/01/2034	3,775,714
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (Baa3/BBB-)
5,755,000	4.050	(b)(c)	06/01/2037	5,714,457
Parish of St. John the Baptist Revenue Refunding Bonds for Marathon Oil Project Series 2017 (Baa3/BBB-)
950,000	2.200	(b)(c)	06/01/2037	906,104
Parish of St. John The Baptist Revenue Refunding Bonds Series 2017 (Baa3/BBB-)
15,000,000	2.100	(b)(c)	06/01/2037	14,906,340
State of Louisiana Gasoline and Fuels Tax Revenue Refunding Bonds 2017 Series B (Aa2/AA)
1,425,000	5.000		05/01/2026	1,478,260

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Louisiana – (continued)
State of Louisiana Gasoline and Fuels Tax Second Lien Revenue Refunding Bonds 2022 Series A (Aa3/AA)
(SOFR + 0.50%)
$4,380,000	4.224	%(b)(d)	05/01/2043	$4,292,348
State of Louisiana Grant Anticipation RB Series 2023 (NR/AA)
900,000	5.000		09/01/2026	939,959

				84,356,091

Maine - 0.0%
Maine Turnpike Authority RB Refunding Series 2015 (Aa3/AA-)
1,575,000	5.000		07/01/2026	1,608,431

Maryland - 1.6%
Frederick County Maryland Tax Allocation Refunding for Oakdale- Lake Linganore Development District Series 2019 B (NR/NR)
245,000	2.625		07/01/2024	243,550
Maryland Department of Transportation Consolidated Transportation Bonds Refunding Series 2016 (Aa1/AAA)
3,025,000	4.000		09/01/2027	3,137,645
Maryland Economic Development Corp. Private Activity RB for Purple Line Light Rail Project Series 2022A (Baa3/NR)
2,550,000	5.000		11/12/2028	2,615,515
Maryland Health & Higher Educational Facilities Authority RB for St. John’s College Series 2020 (NR/BBB+)
305,000	4.000		10/01/2026	305,499
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (NR/BBB+)
350,000	4.000		10/01/2024	349,492
Maryland Stadium Authority RB Football Stadium Issue Series 2023A (NR/AA)
1,850,000	5.000		03/01/2025	1,875,382
2,000,000	5.000		03/01/2026	2,065,293
Maryland Transportation Authority Projects RB Refunding Tax- Exempt Bonds Series 2024A (Aa2/NR)
5,725,000	5.000		07/01/2026	5,964,455
8,985,000	5.000		07/01/2027	9,563,342
Montgomery County GO Bonds for Consolidated Public Improvement Project Series 2021 A (Aaa/AAA)
10,000,000	5.000		08/01/2028	10,950,262
State of Maryland GO Bonds for State & Local Facilities Loan Series 2020A (Aaa/AAA)
10,290,000	5.000		03/15/2027	10,925,755
State of Maryland GO Bonds for State & Local Facilities Loan Series 2021A (Aaa/AAA)
17,825,000	5.000		08/01/2027	19,088,343
Washington Suburban Sanitary District Consolidated Public Improvement Bonds of Series 2024 (CNTY GTD) (Aaa/AAA)
4,665,000	5.000		06/01/2026	4,864,522
4,990,000	5.000		06/01/2027	5,323,605
Washington Suburban Sanitary District Consolidated Public Improvement Green Bonds of Series 2024 (CNTY GTD) (Aaa/ AAA)
490,000	5.000		06/01/2026	510,958
515,000	5.000		06/01/2027	549,430

				78,333,048

Massachusetts - 1.6%
City of Boston GO Bonds 2017 Series A (Aaa/AAA)
2,015,000	5.000		04/01/2025	2,051,665

210	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Massachusetts – (continued)
Massachusetts Bay Transportation Authority Sales Tax RB Series 2005 A (Aa2/AA+)
$25,035,000	5.000%		07/01/2026	$26,198,820
Massachusetts Development Finance Agency RB for Boston Medical Center Series G (Baa2/BBB)
500,000	5.000		07/01/2024	500,852
Massachusetts Development Finance Agency RB for Harvard University Series 2016A (Aaa/AAA)
5,000,000	5.000		07/15/2033	5,238,788
Massachusetts Development Finance Agency RB for President & Trustees of Williams College Series 2011 (Aa1/AA+)
3,500,000	0.450	(b)(c)	07/01/2041	3,317,457
Massachusetts Development Finance Agency RB for Wellforce Issue, Serries 2020C (AGM) (NR/AA)
500,000	5.000		10/01/2028	535,294
Massachusetts Health and Educational Facilities Authority Variable Rate Demand RB for Umass Series A (Aa2/AA-)
7,000,000	2.450	(b)(c)	11/01/2030	6,869,804
Massachusetts School Building Authority Senior Dedicated Sales Tax Bonds 2016 Series B (Aa2/AA+)
5,165,000	5.000		11/15/2031	5,438,410
11,750,000	5.000		11/15/2032	12,370,269
Massachusetts State Development Finance Agency RB Mass General Brigham, Inc. Series 2019 T 1 (Aa3/AA-)
(SIFMA Municipal Swap Index Yield + 0.60%)
6,250,000	4.240	(b)(d)(e)	07/01/2049	6,227,877
Massachusetts Water Resources Authority General Revenue Refunding Bonds, 2014 Series F (Aa1/AA+)
3,075,000	4.000	(a)	08/01/2024	3,079,078
The Commonwealth of Massachusetts GO Refunding Bonds Series 2016A (Aa1/AA+)
8,110,000	5.000		07/01/2025	8,289,918

				80,118,232

Michigan - 1.8%
City of Detroit Downtown Development Authority RRB Refunding for Tax Increment Series 2018A (AGM) (NR/AA)
14,000,000	5.000		07/01/2043	13,853,735
Detroit Downtown Development Authority Subordinate General RB Refunding for Development Area No. 1 Projects Series 2018 B (AGM) (NR/AA)
500,000	5.000		07/01/2024	500,790
550,000	5.000		07/01/2025	551,486
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (Aa3/AA)
(3M USD LIBOR + 0.60%)
28,240,000	4.346	(d)	07/01/2032	27,003,687
Lansing Board of Water & Light Utility System RB Series 2021B (Aa3/AA-)
5,000,000	2.000	(b)(c)	07/01/2051	4,749,802
Michigan Finance Authority Higher Education Facilities Limited Obligation Revenue Refunding Bonds for Lawrence Technology University Series 2022 (NR/BBB-)
140,000	4.000		02/01/2027	136,312
Michigan Finance Authority Hospital RB for Trinity Health Credit Group Series 2022B (Aa3/AA-)
6,250,000	5.000	(b)(c)	12/01/2043	6,661,318

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Michigan – (continued)
Michigan Finance Authority Hospital Revenue Refunding Bonds Series 2015B (A1/NR)
$1,215,000	5.000%		05/15/2034	$1,232,789
Michigan Finance Authority Hospital Revenue Refunding Bonds Series 2022B (Aa3/AA)
(SIFMA Municipal Swap Index Yield + 0.75%)
5,845,000	4.390	(b)(d)	04/15/2047	5,795,797
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL) (A1/A+)
1,000,000	5.000		07/01/2036	1,001,301
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (Aa3/AA)
2,000,000	5.000		07/01/2035	2,004,141
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (Aa3/AA-)
1,000,000	5.000		07/01/2029	1,016,166
Michigan Strategic Fund Limited Obligation RB DTE Electric Company Exempt Facilities Project, Collateralized Series 2023DT (Aa3/A)
5,650,000	3.875	(b)(c)	06/01/2053	5,683,306
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (WR/NR)
2,685,000	5.000		06/30/2024	2,682,420
3,500,000	5.000		12/31/2024	3,497,783
Star International Academy RB Refunding Series 2020 (NR/BBB)
2,550,000	5.000		03/01/2030	2,603,983
Star International Academy Refunding Bonds Series 2020 (NR/ BBB)
720,000	4.000		03/01/2025	712,746
745,000	4.000		03/01/2026	731,725
775,000	4.000		03/01/2027	758,054
State of Michigan Grant Anticipation Refunding Bonds Series 2016 (A2/AA)
2,870,000	5.000		03/15/2026	2,971,645
Wayne County Airport Authority Airport RB for Detroit Metropolitan Wayne County Airport Revenue Refunding Bonds Series 2015F (A1/A)
2,495,000	5.000		12/01/2025	2,531,817
Wayne County Airport Authority Revenue Refunding Bonds Series 2017 E (A1/NR)
3,000,000	4.000	(e)	12/01/2025	2,996,507

				89,677,310

Minnesota - 1.3%
City of Minneapolis GO Bonds Series 2021 (NR/AAA)
8,100,000	4.000		12/01/2026	8,311,429
City of Minneapolis GO Refunding Bonds Series 2020 (NR/AAA)
5,730,000	2.000		12/01/2029	5,190,505
City of Minneapolis Health Care System RB for Allina Health System Series 2023A (A1/A+)
2,500,000	5.000	(b)(c)	11/15/2052	2,676,379
Duluth Independent School District Refunding Certificates of Participation Series 2019A (Baa1/NR)
640,000	3.250		03/01/2025	638,968
700,000	4.000		03/01/2026	710,877

The accompanying notes are an integral part of these financial statements.	211

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Minnesota – (continued)
Metropolitan Council GO Grant Anticipation Notes Series 2021B (Aaa/AAA)
$1,590,000	5.000%		12/01/2024	$1,606,304
Minnesota Higher Education Facilities Authority RB Green Bonds Series 2024B Subseries 2024B-1 (A2/NR)
3,000,000	5.000	(b)(c)	10/01/2053	3,137,705
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (Baa2/NR)
100,000	4.000		12/01/2024	99,402
Minnesota Special School District Refunding Certificates of Participation for Minnesota School District Credit Enhancement Program Series 2022C (SD CRED PROG) (Aa1/ AAA)
2,000,000	5.000		02/01/2026	2,068,578
9,385,000	5.000		02/01/2027	9,918,903
Minnesota State Trunk Highway GO Bonds Series 2023B (Aaa/ AAA)
5,000,000	5.000		08/01/2025	5,118,321
Minnesota State Trunk Highway GO Refunding Bonds Series 2023E (Aaa/AAA)
5,000,000	5.000		08/01/2025	5,118,321
5,000,000	5.000		08/01/2026	5,224,976
Regents of University of Minnesota GO Bonds Series 2013A (Aa1/ AA)
3,185,000	4.000		02/01/2029	3,185,849
State of Minnesota GO State Trunk Highway Refunding Bonds Series 2017E (Aaa/AAA)
1,500,000	5.000		10/01/2026	1,573,369
State of Minnesota GO State Various Purpose Bonds Series 2023A (Aaa/AAA)
7,815,000	5.000		08/01/2026	8,166,637
Western Minnesota Municipal Power Agency Power Supply Revenue Refunding Bonds 2022 Series A (Aa2/NR)
375,000	5.000		01/01/2025	379,352
825,000	5.000		01/01/2026	851,723
640,000	5.000		01/01/2027	674,582

				64,652,180

Mississippi - 0.6%
Lowndes County Solid Waste Disposal and Pollution Control Refunding RB Series 2022 (Baa2/BBB)
10,500,000	2.650	(b)(c)	04/01/2037	10,166,743
Warren County Gulf Opportunity Zone Revenue Refunding Bonds Series 2020A (NON-AMT) (Baa2/BBB)
9,085,000	1.375	(b)(c)	05/01/2034	8,804,802
Warren County Gulf Opportunity Zone Revenue Refunding Bonds Series 2020C (NON-AMT) (Baa2/BBB)
9,300,000	1.375	(b)(c)	08/01/2027	9,013,171
Warren County RB Refunding for International Paper Company, Series 2020 B (AMT) (Baa2/BBB)
1,175,000	1.600	(b)(c)	08/01/2027	1,141,839

				29,126,555

Missouri - 1.1%
Health and Educational Facilities Authority of The State of Missouri Health Facilities RB The Children’s Mercy Hospital Series 2016 (NR/AA-)
1,465,000	5.000		05/15/2027	1,518,388

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Missouri – (continued)
Health and Educational Facilities Authority of The State of Missouri Health Facilities RB Wright Memorial Hospital Series 2019 (NR/NR)
$320,000	5.000%		09/01/2025	$321,743
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (NR/NR)
600,000	5.000		09/01/2024	599,981
State of Missouri Environmental Improvement and Energy Resources Authority Environmental Improvement RB Series 2008 (Baa1/A-)
4,000,000	3.500	(b)(c)	05/01/2038	3,952,394
State of Missouri Health & Educational Facilities Authority Long Term Health Facilities RB for BJC Health System Series 2021B (Aa2/AA)
40,000,000	4.000	(b)(c)	05/01/2051	40,309,712
State of Missouri Health & Educational Facilities Authority Long Term Health Facilities RB for BJC Health System Series 2021C (Aa2/AA)
2,200,000	5.000	(b)(c)	05/01/2052	2,340,679
The Planned Industrial Expansion Authority of Kansas City Multifamily Housing RB for The Depot on Old Santa Fe Series 2023 (Aaa/NR)
5,000,000	5.000	(b)(c)	07/01/2045	5,164,476

				54,207,373

Montana - 0.1%
City of Forsyth, Rosebud County, Montana Pollution Control Revenue Refunding Bonds Northwestern Corporation Colstrip Project Series 2023 (A3/NR)
2,825,000	3.875		07/01/2028	2,863,864

Nebraska - 0.3%
Sarpy County School District 0001 Bellevue Public School, State of Nebraska GO School Building Bonds Series 2017 (A1/NR)
1,420,000	5.000	(a)	12/15/2027	1,525,621
Sarpy County School District GO Bonds for Gretna Public Schools Series 2022B (NR/A+)
6,875,000	5.000		12/15/2027	7,063,042
Washington County Wastewater & Solid Waste Disposal Facilities Revenue Refunding Bonds Series 2012 (NR/A)
4,700,000	0.900	(b)(c)	09/01/2030	4,516,879

				13,105,542

Nevada - 0.6%
City of Las Vegas Special Improvement District Local Improvement Refunding Bonds Series 2013 (NR/NR)
45,000	4.250		06/01/2024	44,991
City of Las Vegas Special Improvement District No. 812 for Summerlin Village 24 Local Improvement Bonds Series 2015 (NR/NR)
1,315,000	5.000		12/01/2027	1,325,149
Clark County Harry Reid International Airport Passenger Facility Charge Refunding RB Series 2022B (Aa2/NR)
925,000	5.000		07/01/2025	944,608
675,000	5.000		07/01/2026	702,785
870,000	5.000		07/01/2027	925,444

212	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Nevada – (continued)
Clark County Jet Aviation Fuel Tax Refunding RB Series 2022A (Aa3/NR)
$750,000	5.000%		07/01/2024	$751,314
1,275,000	5.000		07/01/2025	1,293,737
1,000,000	5.000		07/01/2026	1,031,925
Clark County Pollution Control Refunding RB for Nevada Power Company Projects Series 2017 (A2/A)
1,025,000	3.750	(b)(c)	01/01/2036	1,018,092
Clark County School District GO (Limited Tax) Building Bonds, Series 2019A (AGM) (A1/AA)
3,285,000	5.000		06/15/2027	3,492,137
County of Humboldt Nevada Pollution Control RB Refunding for Idaho Power Co. Series 2003 (A2/A-)
12,000,000	1.450		12/01/2024	11,732,039
Henderson Nevada Local Improvement District No. T-18 (NR/NR)
1,090,000	4.000		09/01/2025	1,082,747
Las Vegas Valley Water District GO LT Water Refunding Bonds Additionally Secured By SNWA Pledged Revenues Series 2022C (Aa1/AA)
1,000,000	5.000		06/01/2028	1,087,321
Las Vegas Valley Water District GO LT Water Refunding Bonds Series 2021C (Aa1/AA)
4,355,000	5.000		06/01/2025	4,441,200
State of Nevada Highway Improvement Indexed Tax and Subordinate Motor Vehicle Fuel Tax RB Series 2024B (Aa1/ AA+)
1,480,000	5.000		12/01/2026	1,554,828

				31,428,317

New Hampshire - 0.4%
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-1 (NR/A-/A-2)
1,250,000	2.150	(b)(c)(h)	09/01/2025	1,243,569
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-2 (NR/A-/A-2)
5,000,000	2.150	(b)(c)(h)	07/01/2027	4,973,662
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-3 (NR/A-/A-2)
5,000,000	2.150	(b)(c)(h)	07/01/2033	4,973,662
National Finance Authority Solid Waste Disposal Refunding RB Series 2019A-4 (NR/A-/A-2)
3,000,000	2.150	(b)(c)(h)	08/01/2038	2,984,197
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (NR/NR)
285,000	4.000		01/01/2025	282,732
265,000	4.000		01/01/2026	261,080
250,000	4.000		01/01/2027	245,398
New Hampshire Housing Finance Authority Multi-Family Housing RB 2022 Series 1 (NON-AMT) (FHA 542(C)) (Aaa/NR)
1,010,000	2.650		08/01/2024	1,001,142
5,575,000	2.800		02/01/2025	5,501,336

				21,466,778

New Jersey - 4.7%
Camden County Improvement Authority Multi-Family Housing RB Series 2024 (HUD SECT 8) (Aaa/NR)
2,750,000	5.000	(b)(c)	03/01/2027	2,810,999

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
County of Morris GO Bonds for General Improvement and County College Series 2021 (Aaa/AAA)
$4,615,000	2.000%		02/01/2027	$4,383,362
New Jersey Economic Development Authority RB for Provident Group - Kean Properties L.L.C. - Kean University Student Housing Project Series 2017 A (NR/BB-)
325,000	4.000		07/01/2024	324,238
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 E (AMT) (A1/A+)
3,100,000	0.850		12/01/2025	2,875,817
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2013 I (ST APPROP) (A2/A-)
(SIFMA Municipal Swap Index Yield + 1.25%)
13,315,000	4.890	(d)	09/01/2025	13,335,299
New Jersey Economic Development Authority Refunding RB for School Facilities Construction Series 2005 N1 (AMBAC) (A2/A-)
2,000,000	5.500		09/01/2026	2,103,710
New Jersey Economic Development Authority School Facilities Construction Refunding Bonds 2016 Series BBB (A2/A-)
2,850,000	5.500	(a)	12/15/2026	3,040,465
New Jersey Economic Development Authority School Facilities Construction Refunding Bonds, 2024 Series SSS Forward Delivery (A2/A-)
4,000,000	5.000	(f)	06/15/2026	4,143,725
2,480,000	5.000	(f)	06/15/2027	2,615,863
New Jersey Economic Development Authority Special Facility Revenue Refunding Bonds for Port Newark Container Terminal Project Series 2017 (Baa2/NR)
2,130,000	5.000		10/01/2026	2,180,651
1,680,000	5.000		10/01/2027	1,745,439
New Jersey Economic Development Authority State Lease RB for Health Department & Taxation Division Office Project 2018 Series A (A2/A-)
1,955,000	5.000		06/15/2024	1,959,021
New Jersey Economic Development Authority Water Facilities Refunding RB New Jersey- American Water Company, Inc. Project Series 2020B Bonds (A1/A+)
3,495,000	3.750	(b)(c)	11/01/2034	3,488,592
New Jersey Health Care Facilities Financing Authority Revenue Refunding Bonds for RWJ Barnabas Health Obligated Group Issue Series 2019B-2 (Aa3/AA-)
5,700,000	5.000	(b)(c)	07/01/2042	5,801,906
New Jersey Housing & Mortgage Finance Agency Multi-Family RB 2021 Series B (NON-AMT) (HUD SECT 8) (NR/AA-)
1,595,000	0.650		05/01/2024	1,590,440
3,085,000	0.750		11/01/2024	2,995,849
2,310,000	0.900		11/01/2025	2,161,305
New Jersey Housing and Mortgage Finance Agency Multi-Family RB 2017 Series A (NON-AMT) (NR/AA-)
1,830,000	2.850		11/01/2025	1,797,132
New Jersey Housing and Mortgage Finance Agency Single Family Housing RB 2022 Series I (NON-AMT) (Aa2/AA)
2,675,000	2.800		10/01/2025	2,608,394
2,600,000	2.900		04/01/2026	2,531,767

The accompanying notes are an integral part of these financial statements.	213

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
New Jersey Transportation Trust Fund Authority Bonds Series 2006 C (AMBAC) (A2/A-)
$10,765,000	0.000	%(g)	12/15/2025	$10,162,726
New Jersey Transportation Trust Fund Authority Federal Highway Reimbursement Revenue Notes Series 2016A-1 (A2/A+)
18,630,000	5.000		06/15/2027	19,317,123
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A2/A-)
365,000	0.000	(g)	12/15/2026	333,641
4,155,000	0.000	(g)	12/15/2027	3,679,107
24,420,000	0.000	(g)	12/15/2028	20,963,383
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (A2/A-)
46,470,000	0.000	(g)	12/15/2027	41,222,580
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (A2/A-)
450,000	5.000		12/15/2024	454,155
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A2/ A+)
1,200,000	5.000		06/15/2030	1,240,377
New Jersey Transportation Trust Fund Authority Tax Exempt RB for Transportation System Bonds Series 2019 A (A2/A-)
7,430,000	5.000		12/15/2025	7,635,738
New Jersey Transportation Trust Fund Authority Transportation Program Bonds, 2023 Series AA (A2/A-)
2,000,000	5.000		06/15/2024	2,004,128
1,615,000	5.000		06/15/2025	1,644,309
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2010 Series A (A2/A-)
9,240,000	0.000	(g)	12/15/2029	7,687,699
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2021 Series A (A2/A-)
3,095,000	5.000		06/15/2026	3,209,007
New Jersey Turnpike Authority RB Series 2024 A (A1/AA-)
10,000,000	5.000	(f)	01/01/2027	10,443,048
New Jersey Turnpike Authority Turnpike RB Series 2014 A (A1/ AA-)
18,650,000	5.000		01/01/2033	18,705,303
Passaic County Improvement Authority Charter School RB for Paterson Arts & Science Charter School Project Series 2023 (NR/BBB-)
620,000	4.250		07/01/2033	630,029
Salem County Pollution Control Financing Authority Pollution Control RB for Philadelphia Electric Company Project 1993 Series A (Baa1/BBB+)
1,645,000	4.450	(c)	03/01/2025	1,650,060
State of New Jersey COVID 19 Emergency GO Bonds Series 2020 A (A1/A)
12,750,000	5.000		06/01/2027	13,522,872
Tobacco Settlement Financing Corp. Tobacco Settlement Bonds Series 2018A (NR/A)
1,495,000	5.000		06/01/2027	1,576,364

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Jersey – (continued)
Union County Utilities Authority Resource Recovery Facility Lease Revenue Refunding Bonds for Covanta Union Series 2011A (AMT) (CNTY GTD) (NR/AA+)
$4,495,000	5.250%		12/01/2031	$4,498,160

				235,073,783

New Mexico - 0.8%
City of Farmington Pollution Control Revenue Refunding Bonds 2010 Series B (NON-AMT) (Baa2/BBB)
12,500,000	3.000	(b)(c)	06/01/2040	12,471,197
City of Farmington, New Mexico Pollution Control Revenue Refunding Bonds Public Service Company of New Mexico San Juan Project 2010 Series D (Baa2/BBB)
5,195,000	3.900	(b)(c)	06/01/2040	5,185,989
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 A (Baa2/BBB)
3,330,000	0.875	(b)(c)	06/01/2040	3,002,504
New Mexico Hospital Equipment Loan Council Hospital System RB for Presbyterian Healthcare Services Series 2019B (Aa3/ AA-)
7,680,000	5.000	(b)(c)	08/01/2049	7,803,444
New Mexico Mortgage Finance Authority Multifamily Housing RB for Mountain View II & III Apartments Project Series 2023 (HUD SECT 8) (Aaa/NR)
2,600,000	5.000	(b)(c)	02/01/2042	2,626,207
New Mexico Mortgage Finance Authority Multifamily Housing RB for Santa Fe Apartments and Sangre De Cristo Project Series 2023 (HUD SECT 8) (Aaa/NR)
3,555,000	5.000	(b)(c)	02/01/2042	3,569,519
State of New Mexico Severance Tax Bonds Series 2022A (Aa2/ AA-)
4,880,000	5.000		07/01/2026	5,086,273
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (NR/A-)
100,000	4.000		09/01/2024	99,897
175,000	5.000		09/01/2027	183,677

				40,028,707

New York - 12.2%
Build NYC Resource Corp. RB for Academic Leadership Charter School Project Series 2021 (NR/BBB-)
100,000	4.000		06/15/2026	97,942
Build NYC Resource Corp. RB for Academic Leadership Charter School Series 2021 (NR/BBB-)
120,000	4.000		06/15/2024	119,721
Build NYC Resource Corp. RB for Grand Concourse Academy Charter School Project Series 2022A (NR/BBB-)
245,000	3.400		07/01/2027	239,920
Build NYC Resource Corporation RB Classical Charter Schools Project Series 2023A (NR/BBB-)
970,000	4.000		06/15/2033	972,046
Chautauqua County Capital Resource Corp. Exempt Facilities Revenue Refunding Bonds for NRG Energy Project Series 2020 (Baa3/BBB-)
5,185,000	4.250	(b)(c)	04/01/2042	5,236,909
City of New York GO Bonds 2023 Series C (Aa2/AA)
3,000,000	5.000		08/01/2025	3,071,388
City of New York GO Bonds 2023 Series D (Aa2/AA)
1,885,000	5.000		08/01/2025	1,929,855

214	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
City of New York GO Bonds Fiscal 2008 Series A Subseries A-4 (AGM) (Aa2/AA)
$1,000,000	5.000%		08/01/2026	$1,044,839
City of New York GO Bonds Fiscal 2008 Series C Subseries C-4 (AGM) (Aa2/AA)
1,000,000	5.000		10/01/2026	1,048,745
City of New York GO Bonds Fiscal 2009 Series B Subseries B-3 (Aa2/AA)
4,285,000	5.000		09/01/2026	4,481,358
City of New York GO Bonds Fiscal 2021 Series A (Aa2/AA)
10,260,000	5.000		08/01/2026	10,710,619
City of Yonkers GO Serial Bonds Series 2022F (BAM) (A2/AA)
175,000	5.000		11/15/2025	180,119
250,000	5.000		11/15/2026	262,775
200,000	5.000		11/15/2027	215,167
Dormitory Authority of The State of New York State Personal Income Tax RB General Purpose, Series 2024A (Tax-Exempt) (Aa1/NR)
1,000,000	5.000		03/15/2026	1,037,535
2,650,000	5.000		03/15/2027	2,808,318
Empire State Development Corp. State Personal Income Tax RB Series 2022A (Aa1/NR)
21,000,000	5.000		09/15/2028	23,039,730
Genesee County Funding Corp. Tax Exempt RB for Rochester Regional Health Project Series 2022A (NR/BBB+)
175,000	5.000		12/01/2024	175,649
275,000	5.000		12/01/2026	282,716
Long Island Power Authority RB Refunding Series 2020 B (A2/A)
8,000,000	0.850	(b)(c)	09/01/2050	7,629,988
Long Island Power Authority RB Refunding Series 2021 B (A2/A)
15,000,000	1.500	(b)(c)	09/01/2051	14,090,358
Long Island Power Authority RB Series 2021 (A2/A)
10,000,000	1.000		09/01/2025	9,513,203
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/A-)
4,250,000	4.000		11/15/2026	4,333,767
Metropolitan Transportation Authority Transportation RB Series 2012E (A3/A-)
480,000	4.000		11/15/2038	480,137
Metropolitan Transportation Authority Transportation Revenue Green Bonds Subseries 2017B-2 (NR/AA)
5,000,000	5.000		11/15/2027	5,381,299
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2015C (A3/A-)
4,250,000	5.250		11/15/2028	4,375,266
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2015D-1 (A3/A-)
10,000,000	5.000		11/15/2033	10,224,362
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2017D (A3/A-)
1,075,000	5.000		11/15/2027	1,145,799
Metropolitan Transportation Authority Transportation Revenue Refunding Bonds Series 2020E (A3/A-)
3,000,000	5.000		11/15/2028	3,283,462
Metropolitan Transportation Authority Transportation Revenue Variable Rate Bonds for Transportation Revenue Variable Rate Refunding Bonds Subseries 2002G-1H (A3/A-)
(SOFR + 0.60%)
16,750,000	4.164	(d)	11/01/2026	16,701,072

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Metropolitan Transportational Authority Revenue Green Bonds Series 2019A (A3/A-)
$10,175,000	5.000	%(b)(c)	11/15/2048	$10,233,022
New York City GO Bonds Subseries 2006 C-4 (AGM) (Aa2/AA)
300,000	0.010	(b)(c)	01/01/2032	300,000
New York City Housing Development Corp. RB Green Bond Series 2020 A-3 (Aa2/AA+)
5,825,000	1.125	(b)(c)	05/01/2060	5,710,058
New York City Housing Development Corp. RB Series 2020 D-2 (FHA 542 (C)) (FHA 542 (C)) (Aa2/AA+)
2,000,000	0.700	(b)(c)	05/01/2060	1,945,372
New York City Housing Development Corp. Series F-2-B (REMIC FHA INS 542(C)) (REMIC FHA INS 542(c)) (Aa2/AA+)
5,265,000	3.400	(b)(c)	11/01/2062	5,207,174
New York City Industrial Development Agency RB for Yankee Stadium LLC Series 2006 (FGIC) (Baa1/NR)
(MUNI-CPI + 0.87%)
2,505,000	3.961		03/01/2025	2,492,492
(MUNI-CPI + 0.88%)
2,610,000	3.971		03/01/2026	2,594,390
(MUNI-CPI + 0.89%)
2,725,000	3.981		03/01/2027	2,712,144
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2011 Series DD (Aa1/AA+/A-1)
17,590,000	4.500	(b)(c)	06/15/2043	17,590,000
New York City Municipal Water Finance Authority Water & Sewer Second General Resolution RB Adjustable Rate 2021 Series Ee Subseries Ee-1 and Ee-2 (Aa1/AA+/A-1+)
16,960,000	4.500	(b)(c)	06/15/2045	16,960,000
New York City Transitional Finance Authority Building Aid RB Fiscal 2015 Series S-1 (ST AID WITHHLDG) (Aa2/AA)
10,000,000	5.000		07/15/2033	10,106,669
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 1999 Series A-1 (Aa1/AAA)
3,000,000	5.000		11/01/2028	3,295,135
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2023 Series B (Aa1/AAA)
8,020,000	5.000		11/01/2028	8,808,994
New York Convention Center Development Corp. RB Refunding for New York City Hotel Unit Fee Revenue Series 2015 (A2/ NR)
25,000	5.000		11/15/2024	25,174
New York Liberty Development Corp. RB for World Trade Center Project Series 2014 (NR/NR)
1,805,000	5.150	(e)	11/15/2034	1,811,556
New York NY GO Bonds 2008 L-4 (Aa1/AA+/A-1)
13,840,000	4.500	(b)(c)	04/01/2038	13,840,000
New York Port Authority Consolidated Bonds 186th Series (Aa3/ AA-)
4,000,000	5.000		10/15/2033	4,024,867
New York Port Authority Consolidated Bonds 197th Series (Aa3/ AA-)
4,000,000	5.000		11/15/2034	4,086,148
New York Port Authority Consolidated Bonds 207th Series (Aa3/ AA-)
6,035,000	5.000		09/15/2027	6,332,515

The accompanying notes are an integral part of these financial statements.	215

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Port Authority Consolidated Bonds 226th Series (Aa3/ AA-)
$3,750,000	5.000%		10/15/2024	$3,770,467
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (Aa1/AA+)
2,150,000	5.000		03/15/2026	2,235,262
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (NR/NR)
925,000	5.000		07/01/2024	925,658
1,130,000	5.000		07/01/2028	1,145,964
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (Baa1/BBB+)
27,750,000	7.389	(b)(c)	07/01/2034	27,750,000
New York State Environmental Facilities Corp. State Clean Water & Drinking Water Revolving Funds RB for Municipal Water Finance Authority Projects - Second Resolution Bonds Series 2016 (Aaa/AAA)
3,000,000	5.000		06/15/2035	3,102,331
New York State Housing Finance Agency 2021 Series J-2 (SONYMA HUD SECT 8) (Aa2/NR)
3,710,000	1.100	(b)(c)	11/01/2061	3,343,763
New York State Housing Finance Agency Affordable Housing 2022 Series D-2 (SONYMA HUD SECT 8) (Aa2/NR)
22,000,000	3.100	(b)(c)	05/01/2062	21,706,920
New York State Housing Finance Agency Affordable Housing RB 2022 Series F-2 (SONYMA FHA 542(C)) (SONYMA FHA 542(c)) (Aa2/NR)
18,000,000	3.850	(b)(c)	05/01/2062	18,009,184
New York State Housing Finance Agency RB Series 2021 D-2 (SONYMA) (Aa2/NR)
8,500,000	0.650	(b)(c)	11/01/2056	7,979,958
New York State Thruway Authority General RB Series P (A1/A+)
14,015,000	5.000		01/01/2027	14,792,503
New York State Thruway Authority Personal Income Tax RB Series 2021A-1 (NR/AA+)
40,000,000	5.000		03/15/2028	43,391,480
New York State Thruway Authority Personal Income Tax RB Series 2022A (NR/AA+)
11,920,000	5.000		03/15/2028	12,930,661
New York Transportation Development Corp. for Terminal 4 John F. Kennedy International Airport Project Special Facilities RB Series 2022 (Baa1/NR)
360,000	5.000		12/01/2026	371,021
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (Baa3/NR)
6,195,000	5.000		01/01/2029	6,422,197
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
8,000,000	5.000		01/01/2025	8,061,567
3,425,000	5.000		01/01/2026	3,487,284
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (Baa3/NR)
8,320,000	5.000		01/01/2030	8,620,105
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (Baa1/ BBB)
1,300,000	5.000		12/01/2027	1,374,836

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Transportation Development Corp. Special Facilities Bonds for Laguardia Airport Terminal B Redevelopment Project Series 2016A (Baa2/NR)
$6,150,000	5.000%		07/01/2041	$6,101,950
New York Transportation Development Corp. Special Facilities Bonds Series 2016A (Baa2/NR)
14,275,000	5.250		01/01/2050	14,285,876
New York Transportation Development Corp. Special Facilities RB for Laguardia Airport Terminal B Redevelopment Project Series 2018 (Baa3/NR)
7,765,000	5.000		01/01/2028	8,078,885
New York Transportation Development Corp. Special Facilities RB for Terminal 4 JFK International Airport Project Series 2020A (Baa1/NR)
500,000	5.000		12/01/2027	523,154
Orange County Funding Corp. Tax Exempt Revenue Refunding Bonds for Mount Saint Mary College Project Series 2022A (NR/NR)
1,020,000	5.000		07/01/2025	1,019,338
1,080,000	5.000		07/01/2026	1,068,914
1,090,000	5.000		07/01/2027	1,073,999
Port Authority of New York Consolidated Bonds 185th Series (AMT) (Aa3/AA-)
2,495,000	5.000		09/01/2028	2,507,193
Port Authority of New York Consolidated Bonds 227th Series (Aa3/AA-)
20,380,000	3.000		10/01/2028	19,668,618
Power Authority of The State of New York Green Transmission Project RB Series 2023A (AGM) (A1/AA)
500,000	5.000		11/15/2026	526,714
500,000	5.000		11/15/2027	539,887
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2019B-3 (A3/A-)
2,295,000	5.000	(b)(c)	05/01/2048	2,338,140
State of New York Dormitory Authority Personal Income Tax RB Series 2020A (Aa1/NR)
24,620,000	5.000		03/15/2025	25,039,522
State of New York Dormitory Authority RB for St. Joseph’s College Series 2020A (NR/NR)
1,025,000	5.000		07/01/2026	1,028,859
State of New York Dormitory Authority Wagner College RB Series 2022 (NR/NR)
675,000	5.000		07/01/2026	687,471
705,000	5.000		07/01/2027	726,510
740,000	5.000		07/01/2028	771,007
The City of New York GO Bonds Tax-Exempt Bonds Series 1 (Aa2/AA)
1,000,000	5.000		08/01/2028	1,089,467
The City of New York GO Bonds Tax-Exempt Bonds Subseries F-1 (Aa2/AA)
2,655,000	5.000		08/01/2025	2,718,178
1,000,000	5.000		08/01/2026	1,043,920
The Port Authority of New York and New Jersey Consolidated Bonds Two Hundred forty-Second Series (Aa3/AA-)
1,750,000	5.000		12/01/2025	1,783,170
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Bonds Series 2021C (NR/AA+)
40,900,000	5.000	(b)(c)	05/15/2051	42,089,221

216	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Green Bonds Series 2022E (NR/AA+)
$26,915,000	5.000%		11/15/2027	$28,839,406
Westchester County Local Development Corp. Revenue Refunding Bonds for Kendal on Hudson Project Series 2022B (NR/NR)
210,000	5.000		01/01/2027	214,084

				605,374,418

North Carolina - 1.9%
Charlotte-Mecklenburg Hospital Authority Atrium Health Variable Rate Health Care RB Series 2021C (Aa3/AA)
5,300,000	5.000	(b)(c)	01/15/2050	5,730,329
Charlotte-Mecklenburg Hospital Authority RB Series 2018E (Aa3/ AA)
6,500,000	0.800	(b)(c)	01/15/2048	6,229,322
City of Charlotte Water & Sewer System Refunding RB Series 2015 (Aaa/AAA)
10,000,000	5.000		07/01/2027	10,215,789
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019A (Baa2/BBB)
425,000	2.000	(b)(c)	11/01/2033	420,527
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue Refunding Bonds Series 2019B (Baa2/BBB)
450,000	2.000	(b)(c)	11/01/2033	445,264
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 C (Baa2/BBB)
2,150,000	2.100	(b)(c)	03/01/2027	2,128,422
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2020 A (Baa2/BBB)
4,550,000	1.375	(b)(c)	05/01/2034	4,409,670
County of Guilford GO School Bonds Series 2024 (Aaa/AAA)
5,430,000	5.000		03/01/2027	5,761,608
County of Wake GO Refunding Bonds Series 2023B (Aaa/AAA)
4,920,000	5.000		05/01/2026	5,121,047
Greater Ashville Regional Airport Authority Airport System RB Series 2022A (AMT) (AGM) (A1/AA)
750,000	5.000		07/01/2027	786,161
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2015B (Aa1/NR)
30,000,000	5.000	(a)	10/01/2025	30,777,414
North Carolina Housing Finance Agency Multifamily Housing RB Series 2024 (Aaa/NR)
2,205,000	5.000	(b)(c)(f)	04/01/2029	2,335,178
North Carolina Medical Care Commission Retirement Facilities First Mortgage RB Tax-Exempt Mandatory Paydown Securities Series 2024B-1 (NR/NR)
350,000	4.250		10/01/2028	351,714
North Carolina Medical Care Commission Retirement Facilities First Mortgage RB Tax-Exempt Mandatory Paydown Securities Series 2024B-2 (NR/NR)
525,000	3.750		10/01/2028	522,636
State of North Carolina Limited Obligation Bonds Series 2020B (Aa1/AA+)
13,610,000	5.000		05/01/2026	14,157,757

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

North Carolina – (continued)
State of North Carolina Limited Obligation Refunding Bonds Series 2017B (Aa1/AA+)
$4,425,000	5.000%		05/01/2026	$4,603,092
The Charlotte-Mecklenburg Hospital Authority Atrium Health Variable Rate Health Care RB Series 2021D (Aa3/AA)
1,000,000	5.000	(b)(c)	01/15/2049	1,127,500

				95,123,430

North Dakota - 0.2%
City of Grand Forks Health Care System RB for Altru Health System Series 2021 (Baa3/NR)
2,000,000	5.000		12/01/2028	2,055,494
City of Grand Forks RB Refunding for Altru Health System Obligated Group Series 2021 (Baa3/NR)
125,000	5.000		12/01/2024	125,058
165,000	5.000		12/01/2025	165,799
225,000	5.000		12/01/2026	227,617
City of Horace Temporary Refunding Improvement Bonds Series 2022A (Baa3/NR)
690,000	3.250		08/01/2024	688,895
City of Horace Temporary Refunding Improvement Bonds Series 2022B (Baa3/NR)
5,375,000	4.000		01/01/2025	5,363,112

				8,625,975

Ohio - 1.7%
Akron Bath Copley Joint Township Hospital District RB Refunding for Summa Health System Obligated Group Series 2020 USA (WR/NR)
125,000	5.000		11/15/2025	127,091
Akron Bath Copley Joint Township Hospital District RB Refunding for Summa Health System Obligated Group Series 2020 (WR/ NR)
175,000	5.000		11/15/2026	180,195
American Municipal Power RB for Prairie State Energy Campus Project Refunding Series 2023A (A1/A)
2,500,000	5.000		02/15/2026	2,573,327
2,750,000	5.000		02/15/2027	2,885,410
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-1 Class 1 (NR/A)
7,500,000	1.809		06/01/2025	7,189,342
City of Cleveland Airport System RB Series 2018A (AMT) (A2/A)
2,000,000	5.000		01/01/2026	2,039,787
County of Franklin Healthcare Facilities RB for Ohio Living Communities Series 2023 (NR/NR)
6,000,000	5.000		07/01/2031	6,065,200
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (Baa2/BBB)
500,000	5.000		02/15/2025	502,370
Franklin County Finance Authority Multifamily Housing RB for Dering Family Homes Project Series 2023 (HUD SECT 8) (Aaa/NR)
5,000,000	5.000	(b)(c)	07/01/2045	5,133,539
Hamilton County Hospital Facilities Revenue Refunding And Improvement Bonds, Series 2021B (Trihealth, Inc. Obligated Group Project) (NR/A+/A-1)
12,390,000	4.500	(b)(c)	08/15/2051	12,390,000

The accompanying notes are an integral part of these financial statements.	217

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Ohio Air Quality Development Authority Air Quality Development Refunding Bonds for Duke Energy Corp. Project Series 2022B (Baa2/BBB)
$3,750,000	4.250	%(b)(c)	11/01/2039	$3,786,665
Ohio Air Quality Development Authority Air Quality Development Refunding Bonds for Duke Energy Corp. Project Series 2022B (NON-AMT) (Baa2/BBB)
6,500,000	4.000	(b)(c)	09/01/2030	6,534,889
Ohio Air Quality Development Authority Collateralized Air Quality Revenue Refunding Bonds for Dayton Power and Light Company Project 2015 Series A (Baa1/BBB)
15,250,000	4.250	(b)(c)	11/01/2040	15,174,839
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 A (Baa3/NR)
1,075,000	2.875		02/01/2026	1,033,160
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 D (Baa3/NR)
2,695,000	2.875		02/01/2026	2,590,108
Ohio Housing Finance Agency Multifamily Housing RB for Cherry Blossom Apartments Project Series 2023 (HUD SECT 8) (Aaa/NR)
1,700,000	5.000	(b)(c)	08/01/2026	1,717,844
Ohio State RB Refunding for Premier Health Partners Obligated Group Series 2020 (Baa1/NR)
140,000	5.000		11/15/2024	140,554
280,000	5.000		11/15/2025	283,805
Ohio Water Development Authority Drinking Water Assistance Fund RB Series 2016 (Aaa/AAA)
4,080,000	4.000		12/01/2033	4,164,643
Ohio Water Development Authority Fresh Water Development RB Series 2016B (Aaa/AAA)
1,000,000	5.000		06/01/2026	1,040,421
State of Ohio Higher Educational Facility Revenue Refunding Bonds Series 2021B (Aa3/AA-) (SIFMA Municipal Swap Index Yield + 0.23%)
4,400,000	3.870	(b)(d)	12/01/2042	4,316,043
State of Ohio Major Infrastructure RB Series 2016-1 (Aa1/AA)
4,335,000	5.000		12/15/2027	4,505,660
Willoughby Eastlake City School District GO UT School Improvement Bonds Series 2016 (A2/NR)
2,500,000	5.000	(a)	12/01/2025	2,573,463

				86,948,355

Oklahoma - 0.7%
City of Tulsa GO Bonds Series 2021 (Aa1/AA)
9,300,000	1.000		11/01/2026	8,513,705
Independent School District Combined Purpose GO Bonds Series 2021B (NR/AA)
10,000,000	1.000		09/01/2025	9,481,589
Independent School District GO Combined Purposed Bonds Series 2021 (NR/AA+)
8,840,000	1.250		06/01/2026	8,198,619
Independent School District No. 6 GO Combined Purpose Bonds Series 2023 (NR/AA-)
9,925,000	5.000		09/01/2025	10,112,533
Oklahoma Development Finance Authority Health System RB Series 2018B (Ba3/BB-)
500,000	5.000		08/15/2024	498,505

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Oklahoma – (continued)
Oklahoma Housing Finance Agency Collateralized RB Pioneer Plaza Apartments, Series 2023A (HUD SECT 8 FHA 221(D)(4)) (Aaa/NR)
$575,000	4.000	%(b)(c)	06/01/2028	$574,197

				37,379,148

Oregon - 0.3%
Corvallis School District No. 509J GO Convertible Deferred Interest Bonds Series 2018A (SCH BD GTY) (Aa1/AA+)
2,790,000	5.000		06/15/2026	2,905,201
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (NR/BBB)
200,000	5.000		03/01/2025	200,809
Oregon Facilities Authority Revenue Refunding Bonds 2020 Series A (NR/BBB+)
400,000	5.000		10/01/2024	401,621
125,000	5.000		10/01/2026	127,852
Port of Portland International Airport RB Series 27A (NR/AA-)
2,410,000	5.000		07/01/2028	2,575,156
Portland Oregon Water System RB Refunding First Lien Series 2016 A (Aa1/NR)
7,090,000	4.000		04/01/2029	7,216,869
State of Oregon GO Bonds 2021 Series H (Aa1/AA+)
1,330,000	1.000		08/01/2026	1,241,039

				14,668,547

Pennsylvania - 3.9%
Allegheny County Higher Education Building Authority for Carnegie Mellon University for RB Series 2022A (NR/AA+) (SOFR + 0.29%)
5,330,000	4.014	(b)(d)	02/01/2033	5,252,989
Allegheny County Higher Education Building Authority for Carnegie Mellon University for RB Series 2024A (NR/AA+)
4,700,000	5.000		08/01/2027	5,028,468
Allentown Neighborhood Improvement Zone Development Authority RB Refunding Series 2022 (Baa3/NR)
480,000	5.000		05/01/2026	490,929
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds Series 2022 (Baa3/ NR)
600,000	5.000		05/01/2028	629,017
City of Philadelphia Airport Revenue Refunding Bonds Series 2017B (AMT) (A2/A+)
1,150,000	5.000		07/01/2025	1,164,656
City of Philadelphia Airport Revenue Refunding Bonds Series 2021 (AMT) (A2/NR)
2,800,000	5.000		07/01/2027	2,924,482
Commonwealth of Pennsylvania GO Bonds First Series of 2020 (Aa3/A+)
10,000,000	5.000		05/01/2026	10,366,288
Commonwealth of Pennsylvania GO Bonds First Series of 2022 (Aa3/A+)
1,740,000	5.000		10/01/2027	1,865,872
Commonwealth of Pennsylvania GO Bonds Series 2015 (Aa3/A+)
3,925,000	5.000		08/15/2025	4,021,652
County of Beaver GO Bonds Series 2017 (BAM) (NR/AA)
1,000,000	5.000		04/15/2025	1,017,045

218	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
County of Westmoreland GO Bonds Tax Exempt 2013 Series A (A2/NR)
$55,000	5.000%		12/01/2024	$55,054
Cumberland County Municipal Authority RB Refunding for Messiah College Series 2020 SS3 (NR/A-)
2,195,000	2.345		11/01/2026	2,045,088
Delaware River Port Authority Port District Project Refunding Bonds Series 2022 (A3/A)
1,050,000	5.000		01/01/2026	1,081,477
1,000,000	5.000		01/01/2027	1,052,052
Delaware Valley Regional Finance Authority Local Government RB 2022 Series B (A1/A+)
	(SIFMA Municipal Swap Index Yield + 0.40%)
17,860,000	4.040	(b)(d)	03/01/2057	17,505,504
Delaware Valley Regional Finance Authority Local Government RB 2022 Series C (A1/A+)
	(SOFR + 0.49%)
13,580,000	4.054	(b)(d)	03/01/2057	13,298,006
Geisinger Authority Health System Long Term Rate RB Series 2020B (A2/AA-)
16,590,000	5.000	(b)(c)	04/01/2043	17,175,561
Lehigh County General Purpose Authority RB Refunding for The Good Shepherd Obligated Group Series 2021 A (NR/BBB+)
735,000	4.000		11/01/2024	733,048
525,000	4.000		11/01/2025	521,575
570,000	4.000		11/01/2026	567,570
Lehigh County IDA Pollution Control Revenue Refunding Bonds for PPL Electric Utilities Corp. Project Series 2016B (NON-AMT) (A1/A+)
19,615,000	2.625		02/15/2027	18,919,332
Monroeville Finance Authority UPMC RB Series 2012 (A2/A)
2,360,000	5.000		02/15/2027	2,477,530
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series B (Baa1/BBB+)
3,295,000	4.100		06/01/2029	3,403,269
Montgomery County IDA Exempt Facilities Revenue Refunding Bonds 2023 Series C (Baa1/BBB+)
5,335,000	4.450	(b)(c)	10/01/2034	5,452,694
Pennsylvania Economic Development Financing Authority RB for Presbyterian Senior Living Project Series 2021 (NR/NR)
1,600,000	4.000		07/01/2033	1,618,058
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management Inc. Project Series 2021A-2 (NR/A-/A-2)
10,000,000	4.600	(b)(c)	10/01/2046	10,166,303
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB Series 2009 (NR/A-/A-2)
14,680,000	0.950	(b)(c)	12/01/2033	13,517,086
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Refunding RB Series 2021B (NR/A-/A-2)
7,440,000	1.100	(b)(c)	06/01/2031	6,894,625
Pennsylvania Economic Financing Development Authority Sewage Sludge Disposal Revenue Refunding Bonds Series 2020 (Baa2/NR)
505,000	3.000		01/01/2025	499,013
615,000	4.000		01/01/2026	610,579
Pennsylvania Go Bonds First 2023 (Aa3/A+)
11,135,000	5.000		09/01/2026	11,622,386
13,495,000	5.000		09/01/2027	14,444,210

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Pennsylvania Housing Finance Agency Special Limited Obligation Multifamily Housing Development Bonds for Cambridge Square Series 2023B (HUD SECT 8) (Aaa/NR)
$1,000,000	5.000	%(b)(c)	11/01/2026	$1,014,496
Pennsylvania Turnpike Commission Turnpike RB Series 2022 B (Aa3/NR)
155,000	5.000		12/01/2025	159,555
135,000	5.000		12/01/2026	141,909
185,000	5.000		12/01/2027	198,847
Southeastern Pennsylvania Transportation Authority RB for Asset Improvement Program Series 2022 (Aa3/NR)
495,000	5.000		06/01/2024	495,931
570,000	5.000		06/01/2025	580,823
750,000	5.000		06/01/2026	779,253
500,000	5.000		06/01/2027	530,518
State Public School Building Authority School Lease Revenue Refunding Bonds for Philadelphia School District Project Series 2016A (AGM ST AID WITHHLDG) (A1/AA)
2,525,000	5.000		06/01/2031	2,615,333
University of Pittsburgh of The Commonwealth System of Higher Education Panthers Tax-Exempt Higher Education Registered Series of 2021 (Aa1/AA+)
10,000,000	4.000		04/15/2026	10,180,748
Westmoreland County IDA Health System Tax Exempt RB Series 2020A (Baa3/NR)
450,000	4.000		07/01/2024	448,700
575,000	4.000		07/01/2025	570,572
625,000	4.000		07/01/2026	623,139

				194,761,242

Puerto Rico - 4.8%
Puerto Rico Commonwealth GO Bonds (NR/NR)
2,800,579	0.000	(c)(h)(i)	11/01/2043	1,618,734
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
73,661	0.000	(g)	07/01/2024	72,929
505,630	5.375		07/01/2025	515,693
501,051	5.625		07/01/2027	532,802
492,922	5.625		07/01/2029	539,245
478,771	5.750		07/01/2031	539,337
584,255	0.000	(g)	07/01/2033	383,307
454,000	4.000		07/01/2033	452,241
408,086	4.000		07/01/2035	400,091
350,245	4.000		07/01/2037	337,981
476,200	4.000		07/01/2041	447,822
495,242	4.000		07/01/2046	454,102
Puerto Rico Electric Power Authority Power RB Series VV (NATL) (NR/NR)
190,000	5.250		07/01/2024	189,897
1,015,000	5.250		07/01/2025	1,009,434
150,000	5.250		07/01/2032	148,962
145,000	5.250		07/01/2035	143,112
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds PP (NATL) (NR/NR)
215,000	5.000		07/01/2024	215,035
700,000	5.000		07/01/2025	700,116
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds RR (NATL) (NR/NR)
220,000	5.000		07/01/2024	220,040

The accompanying notes are an integral part of these financial statements.	219

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Puerto Rico – (continued)
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds SS (NATL) (NR/NR)
$525,000	5.000%		07/01/2025	$525,179
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (A1/AA)
	(3M USD LIBOR + 0.52%)
55,400,000	4.266	(d)	07/01/2029	52,323,383
Puerto Rico Financial Corp Commonwealth Appropriation Bonds 2001E (AGC-ICC AGM-CR) (A1/AA)
2,030,000	6.000		08/01/2026	2,156,005
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
9,429,000	0.000	(g)	07/01/2024	9,339,871
35,868,000	0.000	(g)	07/01/2027	31,730,870
4,613,000	0.000	(g)	07/01/2029	3,778,379
15,837,000	0.000	(g)	07/01/2031	11,955,928
19,838,000	0.000	(g)	07/01/2033	13,729,511
4,705,000	0.000	(g)	07/01/2046	1,499,589
3,833,000	0.000	(g)	07/01/2051	893,521
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
2,050,000	4.329		07/01/2040	2,050,590
56,000	4.536		07/01/2053	53,856
747,000	4.784		07/01/2058	741,405
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
96,554,000	4.500		07/01/2034	97,071,858
1,345,000	4.750		07/01/2053	1,338,585
3,400,000	5.000		07/01/2058	3,410,053
State of Delaware GO Custodial Receipts Series 2017A (NR/NR)
1,030,000	0.000	(h)	03/15/2049	88,200

				241,607,663

Rhode Island - 0.1%
Rhode Island Health and Educational Building Corp. Revenue Refunding Bonds for Providence Public Schools Series 2015 A (AGM ST APPROP) (Aa3/AA)
4,150,000	5.000		05/15/2025	4,210,720
State of Rhode Island GO Bonds Consolidated Capital Development Loan Series 2022 A (Aa2/AA)
2,210,000	5.000		08/01/2026	2,308,586

				6,519,306

South Carolina - 0.1%
City of Charleston Waterworks & Sewer System Refunding RB Series 2021 (Aaa/AAA)
2,310,000	4.000		01/01/2029	2,444,099
Housing Authority of The City of Greenville Multifamily Housing RB for Cherokee Landing Apartments Project Series 2023 (Aaa/NR)
900,000	5.000	(b)(c)	07/01/2027	920,705
State of South Carolina GO State Economic Development Refunding Bonds Series 2016B (ST AID WITHHLDG) (Aaa/ AA+)
2,405,000	4.000	(a)	08/01/2026	2,460,195

				5,824,999

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Tennessee - 0.6%
City of Memphis Sanitary Sewage System Revenue Refunding Bonds Series 2018 (Aa2/AA+)
$2,245,000	4.000%		10/01/2035	$2,267,579
County of Knox Health, Educational & Housing Board Collateralized Multifamily Housing Bonds for Westview Towers Project Series 2022 (HUD SECT 8) (NR/AA+)
3,500,000	3.950	(b)(c)	12/01/2027	3,475,243
Metropolitan Government of Nashville and Davidson County Electric System RB Refunding 2024 Series B (Aa1/NR)
2,050,000	5.000		05/15/2026	2,133,023
2,725,000	5.000		05/15/2027	2,896,757
Metropolitan Nashville Airport Authority Airport Improvement RB Series 2022B (A1/NR)
1,050,000	5.000		07/01/2028	1,116,383
Tennessee State School Bond Authority Higher Education Facilities Second Program Bonds 2015 Series B (ST INTERCEPT) (Aa1/AA+)
10,000,000	5.000	(a)	11/01/2025	10,284,089
The Health and Educational Facilities Board of The Metropolitan Government of Nashville and Davidson County, Multifamily Housing RB Ben Allen Ridge Apartments Project Series 2022B (FNMA COLL) (Aaa/NR)
1,135,000	3.850	(b)(c)	02/01/2048	1,135,007
The Industrial Development Board of Williamson County Multifamily Housing RB for Wood Duck Court Apartments Series 2023 (HUD SECT 8) (Aaa/NR)
4,125,000	5.000	(b)(c)	05/01/2042	4,251,925

				27,560,006

Texas - 10.9%
Alvin Independent School District Unlimited Tax Schoolhouse and RB Series 2024 (PSF-GTD) (Aaa/NR)
725,000	5.000		02/15/2026	749,729
Baytown Municipal Development District Combination Limited Sales Tax Revenue 3rd Lien Hotel RB Series 2021C (NR/AA-)
1,375,000	5.000		10/01/2037	1,426,359
Bexar County Housing Finance Corp. RB Refunding for Westcliffe Housing Foundation, Inc. Series 2004 (Aa1/NR)
160,000	3.750	(c)	02/01/2035	160,017
City of Austin RB Refunding for Airport System Series 2019 (AMT) (A1/A+)
2,000,000	5.000		11/15/2024	2,009,987
1,150,000	5.000		11/15/2025	1,171,228
City of Austin Water & Wastewater System Revenue Refunding Bonds Series 2022 (Aa2/AA)
1,000,000	5.000		11/15/2025	1,026,541
1,000,000	5.000		11/15/2026	1,051,100
1,500,000	5.000		11/15/2027	1,612,145
City of Boyd Special Assessment RB, Series 2024 (City of Boyd Public Improvement District No. 1 Improvement Area #1 Project) (NR/NR)
415,000	4.250	(e)	09/15/2030	414,430
City of Bryan Rural Electric System RB, Series 2024 (AGM) (NR/ AA)
265,000	5.000	(f)	07/01/2027	280,021
245,000	5.000	(f)	07/01/2028	263,997

220	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Celina Special Assessment Bonds for The Lake at Mustang Ranch Public Improvement District Phase#1 Project Series 2020 (BAM) (NR/AA)
$305,000	4.000%		09/01/2025	$306,430
320,000	4.000		09/01/2026	323,693
335,000	4.000		09/01/2027	341,019
350,000	4.000		09/01/2028	357,310
City of Dallas fort Worth International Airport Joint Revenue Refunding and Improvement Bonds Series 2023B (A1/A+)
2,000,000	5.000		11/01/2025	2,052,145
1,600,000	5.000		11/01/2026	1,677,034
City of Dallas Fort Worth International Airport Joint Revenue Refunding Bonds Series 2020A (NON-AMT) (A1/A+)
1,625,000	5.000		11/01/2024	1,636,441
City of Dallas Housing Finance Corp. Multifamily Housing RB for Highpoint at Wynnewood Series 2022 (Aaa/NR)
2,900,000	3.500	(b)(c)	02/01/2044	2,858,802
City of Dallas Housing Finance Corp. Multifamily Housing RB for Positano Series 2023 (FHA 221(D4)) (Aaa/NR)
845,000	5.000	(b)(c)	09/01/2026	858,511
City of Dallas Housing Finance Corp. Multifamily Housing RB for Rosemont At Ash Creek Apartments Series 2023 (FHA 221(D4)) FHA (Aaa/NR)
1,130,000	5.000	(b)(c)	07/01/2026	1,149,408
City of Dallas Housing Finance Corp. Multifamily Housing Revenue Notes for Estates at Ferguson Series 2023 (Aaa/NR)
1,045,000	5.000	(b)(c)	07/01/2042	1,079,652
City of Dallas Waterworks and Sewer System Revenue Refunding Bonds Series 2015A (Aa2/AAA)
2,510,000	5.000		10/01/2026	2,574,485
City of Denton Independent School District Variable Rate UT Building Bonds Series 2014-B (CASH) (PSF-GTD) (NR/NR)
1,220,000	2.000	(a)(b)(c)	08/01/2024	1,212,900
City of El Paso Water & Sewer RB Refunding Series 2015 (NR/ AA+)
3,030,000	5.000		03/01/2025	3,033,047
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (NR/AA)
140,000	4.000		08/15/2024	139,653
150,000	4.000		08/15/2025	150,320
155,000	4.000		08/15/2026	156,270
160,000	4.000		08/15/2027	162,353
City of Houston Combined Utility System First Lien Revenue Refunding Bonds Series 2014C (Aa2/AA)
6,550,000	5.000		05/15/2027	6,559,408
City of Kyle Special Assessment RB for 6 Creeks Public Improvement District Project Series 2023 (NR/NR)
237,000	4.125	(e)	09/01/2028	235,832
City of Lavon Heritage Public Improvement District No. 1 Special Assessment Refunding Series 2021 (BAM) (NR/AA)
310,000	3.000		09/15/2024	308,155
320,000	3.000		09/15/2025	316,825
City of McLendon-Chisholm Special Assessment Refunding Bonds Sonoma Public Improvement District Series 2020 (BAM) (NR/ AA)
285,000	4.000		09/15/2025	286,458
295,000	4.000		09/15/2026	298,168
305,000	4.000		09/15/2027	310,094

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Mesquite, Dallas and Kaufman Counties Special Assessment RB, Series 2023 Heartland Town Center Public Improvement District Phase 2 Specific Improvements Project (NR/NR)
$235,000	4.000	%(e)	09/01/2030	$235,506
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2021 (NR/NR)
86,000	2.500	(e)	09/01/2026	80,258
City of Princeton, Collin County Special Assessment RB, Series 2020 Arcadia Farms Public Improvement District Phases 3 and 4 Project (NR/NR)
77,000	2.875	(e)	09/01/2025	74,652
City of Princeton, Collin County Special Assessment RB, Series 2020 Winchester Public Improvement District Phase 1 and 2 Project (NR/NR)
95,000	2.750	(e)	09/01/2025	91,919
City of Round Rock Utility System Revenue Refunding Bonds Series 2017 (NR/AAA)
1,000,000	5.000		08/01/2024	1,004,143
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)
90,000	3.750	(e)	09/15/2024	89,445
City of Sachse Special Assessment RB for Sachse Public Improvement District Project Series 2022 (NR/NR)
150,000	5.000	(e)	09/15/2028	151,403
City of San Antonio Electric & Gas Systems Variable Rate Junior Lien Revenue Refunding Bonds Series 2020 (Aa3/A+)
10,750,000	1.750	(b)(c)	02/01/2049	10,320,709
City of San Antonio Electric and Gas Systems Fixed and Variable Rate Junior Lien Revenue Refunding Bonds Series 2022 (Aa3/ A+)
12,000,000	2.000	(b)(c)	02/01/2049	11,159,350
City of San Antonio General Improvement Bonds Series 2023 (Aaa/AAA)
5,000,000	5.000		02/01/2026	5,172,347
City of San Antonio Water System Variable Rate Junior Lien RB Series 2013F (Aa2/AA+)
20,000,000	1.000	(b)(c)	05/01/2043	18,141,838
Clifton Higher Education Finance Corporation (International Leadership of Texas, Inc.) Education Revenue And Refunding Bonds Series 2024A (PSF-GTD) (Aaa/NR)
1,000,000	5.000		08/15/2026	1,039,228
1,465,000	5.000		08/15/2027	1,553,251
Comal Independent School District GO Refunding Bonds Series 2017 (PSF-GTD) (Aaa/NR)
1,970,000	5.000		02/01/2025	1,996,169
1,600,000	5.000		02/01/2026	1,654,862
Conroe Independent School District UT Refunding Bonds Series 2023A (PSF-GTD) (Aaa/AAA)
2,000,000	5.000		02/15/2026	2,068,956
2,035,000	5.000		02/15/2027	2,151,250
Crowley Independent School District UT Refunding Bonds Series 2016B (PSF-GTD) (Aaa/NR)
2,550,000	5.000	(a)	08/01/2025	2,603,981
Cypress Fairbanks Independent School District UT Refunding Bonds Series 2015 (PSF-GTD) (Aaa/AAA)
8,645,000	4.000		02/15/2034	8,662,682

The accompanying notes are an integral part of these financial statements.	221

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Cypress-Fairbanks Independent School District UT School Building and Refunding Bonds Series 2020A (PSF-GTD) (Aaa/AAA)
$7,000,000	5.000%		02/15/2026	$7,245,220
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Bonds Series 2015 (NR/NR)
3,250,000	5.000	(e)	04/01/2032	3,250,422
Denton County Permanent Improvement Refunding Bonds Series 2016 (Aaa/AAA)
2,000,000	4.000		07/15/2033	2,010,030
Denton Independent School District Variable Rate UT Bonds Series 2014-B (PSF-GTD) (NR/NR)
705,000	2.000	(a)(b)(c)	08/01/2024	700,897
Ector County Hospital District GO Refunding Bonds Series 2020 (Baa2/BBB-)
450,000	5.000		09/15/2024	450,282
130,000	5.000		09/15/2025	130,767
620,000	5.000		09/15/2026	629,289
El Paso Independent School District Variable Rate Maintenance Tax Notes Series 2020 (Aa2/NR)
1,750,000	5.000	(b)(c)	02/01/2040	1,791,613
Fort Bend Independent School District GO Bonds Series 2020 B (PSF-GTD) (NR/AAA)
6,000,000	0.875	(b)(c)	08/01/2050	5,770,843
Goose Creek Consolidated Independent School District GO Bonds RMKT 08/16/21 Series 2014 B (PSF-GTD) (Aaa/AAA)
4,000,000	0.600	(b)(c)	02/15/2035	3,748,819
Hale Center Education Facilities Corp. Revenue Improvement and Revenue Refunding Bonds Series 2022 (NR/BBB+)
475,000	5.000		03/01/2025	477,260
675,000	5.000		03/01/2026	684,859
990,000	5.000		03/01/2027	1,011,148
Harlandale Independent School District UT Refunding Bonds Series 2015A (PSF-GTD) (NR/AAA)
4,130,000	4.000	(a)	08/15/2025	4,165,161
Harris County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding Bonds for Memorial Hermann Health System Series 2020C (Aa3/A+)
6,000,000	5.000	(b)(c)	06/01/2032	6,038,694
Harris County Cultural Education Facilities Finance Corp. RB for Memorial Hermann Health System Obligated Group Series 2019 B-2 (Aa3/A+)
8,470,000	5.000	(b)(c)	07/01/2049	8,524,623
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (Aa3/A+) (SIFMA Municipal Swap Index Yield + 1.05%)
5,685,000	4.690	(d)	06/01/2024	5,684,909
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Obligated Group Series 2019 B (A1/AA-)
8,940,000	0.900	(b)(c)	05/15/2050	8,593,259
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Series 2019 A (A1/AA-)
1,575,000	5.000		05/15/2030	1,711,466
Harris County Permanent Improvement Refunding Bonds Series 2020A (Aaa/NR)
1,015,000	5.000		10/01/2026	1,062,231

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Harris County Toll Road Senior Lien Revenue Refunding Bonds, Series 2016A (Aa1/NR)
$3,010,000	5.000%		08/15/2026	$3,144,881
Hidalgo County Drainage District No. 1 UT Improvement Bonds Series 2023 (Aa2/AA-)
3,000,000	5.000		09/01/2025	3,062,926
Houston Water & Sewer System Junior Lien Revenue Refunding Bonds Series 1998A (AGM) (Aa1/AA+)
5,755,000	0.000	(g)	12/01/2026	5,269,068
Jacksboro Independent School District Adjustable Rate UT School Building Bonds Series 2023 (PSF-GTD) (NR/AAA)
2,470,000	4.000	(b)(c)	02/15/2048	2,526,784
Jim Hogg County Independent School District UT Refunding Bonds Series 2023 (PSF-GTD) (NR/AAA)
510,000	5.000		08/15/2026	532,497
Klein Independent School District UT Refunding Bonds Series 2016A (PSF-GTD) (Aaa/AAA)
2,805,000	4.000		08/01/2034	2,819,560
Laredo Independent School District UT Refunding Bonds Series 2023 (AGM) (NR/AA)
350,000	5.000		08/01/2025	357,868
360,000	5.000		08/01/2026	374,080
735,000	5.000		08/01/2027	777,477
Leander Independent School District UT School Building Bonds Series 2022 (PSF-GTD) (NR/AAA)
1,000,000	5.000		08/15/2027	1,068,836
Love Field Airport Modernization Corp. General Airport Revenue Refunding Bonds Series 2021 (NR/A)
3,615,000	5.000		11/01/2026	3,726,414
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2019 (NR/A)
4,400,000	5.000		05/15/2027	4,667,872
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2024 (AGM) (NR/AA)
1,750,000	5.000		05/15/2026	1,820,507
1,335,000	5.000		05/15/2027	1,418,325
Lower Colorado River Authority Transmission Contract Refunding RB for LCRA Transmission Services Corp. Project Series 2022A (NR/A)
500,000	5.000		05/15/2024	500,573
250,000	5.000		05/15/2025	254,098
1,000,000	5.000		05/15/2026	1,039,454
680,000	5.000		05/15/2027	721,398
Mansfield Independent School District Unlimited Tax School Building Bonds Series 2015 (PSF-GTD) (Aaa/NR)
3,145,000	5.000	(a)	02/15/2025	3,186,840
Matagorda County Navigation District Number One Pollution Control Revenue Refunding Bonds for Central Power and Light Company Project Series 1996 (Baa2/BBB+)
1,875,000	4.250		05/01/2030	1,843,208
Mission Economic Development Corporation Solid Waste Disposal RB Waste Management, Inc. Project Series 2023A (NR/A-/A-2)
3,700,000	4.250	(b)(c)	06/01/2048	3,697,618
North East Independent School District Variable Rate UT Refunding Bonds, Series 2023 (PSF-GTD) (Aaa/NR)
15,090,000	3.600	(b)(c)	08/01/2052	15,048,862

222	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
North Texas Tollway Authority System Revenue Refunding Bonds First Tier Bonds Series 2015B (Aa3/AA-)
$3,065,000	5.000%		01/01/2029	$3,100,293
North Texas Tollway Authority System Revenue Refunding Bonds First Tier Bonds Series 2023A (Aa3/AA-)
6,500,000	5.000		01/01/2026	6,704,935
Northside Independent School District Variable Rate UT School Building Bonds Series 2020 (PSF-GTD) (Aaa/NR)
32,150,000	0.700	(b)(c)	06/01/2050	31,100,094
Northside Independent School District, Bexar County, Variable Rate UT School Building Bonds, Series 2023B (PSF-GTD) (Aaa/NR)
4,000,000	3.000	(b)(c)	08/01/2053	3,939,484
Pasadena Independent School District UT School Building Bonds Series 2023 (PSF-GTD) (Aaa/AAA)
200,000	5.000		02/15/2026	206,785
225,000	5.000		02/15/2027	237,662
Plainview Independent School District Adjustable Rate UT School Building Bonds Series 2020B (PSF-GTD) (Aaa/NR)
1,515,000	4.000	(b)(c)	02/15/2050	1,523,991
Port Arthur Independent School District Unlimited Tax School Building Bonds Series 2015A (PSF-GTD) (Aaa/NR)
5,995,000	5.000	(a)	02/15/2025	6,074,756
Port of Houston Authority of Harris County First Lien RB Series 2023 (NON-AMT) (Aa3/AA+)
950,000	5.000		10/01/2025	975,179
700,000	5.000		10/01/2026	732,745
Princeton Independent School District UT School Building Bonds Series 2015 (PSF-GTD) (Aaa/NR)
8,200,000	5.000	(a)	02/15/2025	8,305,567
Prosper Independent School District Adjustable Rate UT School Building Bonds Series 2019B (PSF-GTD) (Aaa/NR)
1,875,000	4.000	(b)(c)	02/15/2050	1,890,365
Prosper Independent School District Unlimited Tax School Building Bonds Series 2021A (PSF-GTD) (Aaa/NR)
950,000	5.000		02/15/2026	982,929
Spring Branch Independent School District UT Schoolhouse Bonds Series 2022 (PSF-GTD) (Aaa/AAA)
1,230,000	5.000		02/01/2026	1,271,730
1,000,000	5.000		02/01/2027	1,056,141
State of Texas College Student Loan GO Bonds Series 2016 (Aaa/ AAA)
4,275,000	5.500		08/01/2027	4,449,407
Strategic Housing Finance Corporation of Travis County Multifamily Housing RB Series 2024 (Aaa/NR)
2,555,000	3.350	(b)(c)	03/01/2046	2,539,451
Tarrant County Cultural Education Facilities Finance Corp. Hospital RB for Baylor Scott & White Health Project Series 2022E (Aa3/AA-)
4,045,000	5.000	(b)(c)	11/15/2052	4,161,910
Texas Department of Housing and Community Affairs Multifamily Housing Revenue Notes for Aspen Park Series 2023 (Aaa/NR)
3,335,000	5.000	(b)(c)	03/01/2041	3,365,266
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A1/A-)
	(3M USD LIBOR + 0.70%)
5,360,000	4.446	(d)	12/15/2026	5,338,143

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A1/A-)
	(SIFMA Municipal Swap Index Yield + 0.55%)
$6,370,000	4.190	%(d)	09/15/2027	$6,235,309
Texas Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue Refunding Bonds Series 2021 (A1/BBB+)
450,000	5.000		12/15/2024	452,192
335,000	5.000		12/15/2025	339,934
Texas Municipal Gas Acquisition and Supply Corp. II RB for LIBOR Index Rate Series 2012 C (A1/A-)
	(3M USD LIBOR + 0.86%)
92,610,000	4.380	(d)	09/15/2027	92,212,749
Texas Public Finance Authority RB Refunding for Southern University Series 2021 (NR/NR)
350,000	5.000		05/01/2024	350,085
490,000	5.000		05/01/2025	493,048
Texas Public Finance Authority Revenue Financing System Bonds for Southern University Series 2023 (BAM) (NR/AA)
665,000	5.000		05/01/2024	665,386
480,000	5.000		05/01/2025	486,022
500,000	5.000		05/01/2026	513,501
620,000	5.000		05/01/2027	646,976
640,000	5.000		05/01/2028	677,165
Texas State Affordable Housing Corp. Multifamily Housing RB for Eden Court Apartments Project Series 2023 (HUD SECT 8) (Aaa/NR)
1,360,000	5.000	(b)(c)	04/01/2043	1,388,609
Texas State Affordable Housing Corp. Multifamily Housing RB for Norman Commons Project Series 2023 (Aaa/NR)
2,200,000	3.625	(b)(c)	01/01/2045	2,177,057
Texas State Technical College System Revenue Financing System Improvement Bonds Series 2022A (AGM) (A1/AA)
1,100,000	5.000		08/01/2024	1,103,831
1,450,000	5.000		08/01/2025	1,478,796
1,750,000	5.000		08/01/2026	1,818,047
1,300,000	5.000		08/01/2027	1,378,087
Texas Transportation Commission Central Texas Turnpike System RB 2nd Tier Revenue Refunding Bonds Series 2015-C (Baa1/A-)
2,850,000	5.000		08/15/2042	2,854,205
Texas Transportation Commission GO Mobility Fund Refunding Bonds, Series 2014 (Aaa/AAA)
12,945,000	4.000	(a)	04/01/2024	12,945,000
Texas Transportation Commission State Highway Fund First Tier RB Series 2016-B (Aaa/AAA)
46,000,000	0.560		04/01/2026	42,642,005
Texas Transportation Commission State Highway Improvement GO Refunding Bonds Series 2024 (Aaa/AAA)
5,000,000	5.000		04/01/2026	5,189,019
5,000,000	5.000		04/01/2027	5,304,247
Texas Water Development Board State Water Implementation Revenue Fund for Texas RB Series 2022 (NR/AAA)
500,000	5.000		04/15/2024	500,211
1,300,000	5.000		04/15/2025	1,322,691
1,625,000	5.000		10/15/2025	1,669,891
1,265,000	5.000		04/15/2026	1,314,164
1,850,000	5.000		10/15/2026	1,942,787
1,200,000	5.000		04/15/2027	1,273,015
1,450,000	5.000		10/15/2027	1,555,043

The accompanying notes are an integral part of these financial statements.	223

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Town of Little Elm Special Assessment RB for Valencia Public Improvement Project Series 2021 (NR/NR) (NR/NR)
$162,000	2.375	%(e)	09/01/2026	$150,213
Travis County Development Authority Contract Assessment RB for Turner’s Crossing Public Improvement District Improvement Area Project Series 2022 (NR/NR)
301,000	4.375	(e)	09/01/2027	299,606
University of Houston Board of Regents System Consolidated Revenue Refunding Bonds Series 2017C (Aa2/AA)
10,000,000	4.000		02/15/2033	10,120,481
University of Texas System Revenue Financing System RB Refunding Series 2017 C (Aaa/AAA)
2,815,000	5.000		08/15/2026	2,941,143
Westpointe Special Improvement District Limited Ad Valorem Tax Bonds Series 2023A (BAM) (Baa3/AA)
225,000	5.500		08/15/2024	225,974
185,000	5.500		08/15/2025	189,010
195,000	5.500		08/15/2026	202,415
210,000	5.500		08/15/2027	220,895
220,000	5.500		08/15/2028	235,390
230,000	5.500		08/15/2029	250,056
245,000	5.500		08/15/2030	270,518
255,000	5.500		08/15/2031	284,812
270,000	5.000		08/15/2032	292,550
285,000	5.000		08/15/2033	308,109
300,000	5.000		08/15/2034	323,368
Westside 211 Special Improvement District Limited Ad Valorem Tax and Subordinate Lien Sales and Use Tax Road Bonds, Series 2021 (Baa3/NR)
285,000	2.000		08/15/2028	258,159
Westside 211 Special Improvement District Limited Ad Valorem Tax Subordinate Lien Sales Use Tax Road Bonds Series 2022 (Baa3/NR)
85,000	5.000		08/15/2024	85,059
85,000	5.000		08/15/2025	85,727
90,000	5.000		08/15/2026	91,473
90,000	5.000		08/15/2027	92,400
95,000	5.000		08/15/2028	98,122
100,000	5.000		08/15/2029	104,031
110,000	5.000		08/15/2030	115,108
115,000	5.000		08/15/2031	120,325
120,000	5.000		08/15/2032	125,307
Westside 211 Special Improvement Project District LT & Subordinate Lien Sales & Use Tax Road Bonds Series 2021 (Baa3/NR)
260,000	2.000		08/15/2024	255,996
270,000	2.000		08/15/2026	253,833
Williamson County Texas Unlimited Tax Road Bonds Limited Tax Notes Series 2024 (NR/AAA)
3,500,000	5.000	(f)	02/15/2026	3,621,608
13,740,000	5.000	(f)	02/15/2027	14,507,918

				543,358,365

Utah - 0.3%
Salt Lake City International Airport RB Series 2018A (AMT) (A2/ A+)
1,000,000	5.000		07/01/2029	1,058,182
Salt Lake City International Airport RB Series 2021A (A2/A+)
2,500,000	5.000		07/01/2027	2,611,144

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Utah – (continued)
Salt Lake City International Airport RB Series 2021A (A2/A+) – (continued)
$7,420,000	5.000%		07/01/2028	$7,877,033
Utah Board of Higher Education General RB Series 2021A-1 (Aa1/ AA+)
855,000	5.000		08/01/2027	914,191
Utah Telecommunication Open Infrastructure Agency Sales Tax & Telecommunication Revenue Refunding Bonds Series 2022 (NR/AA-)
250,000	5.000		06/01/2025	253,944
250,000	5.000		06/01/2026	258,248
300,000	5.000		06/01/2027	315,403

				13,288,145

Virginia - 1.9%
Chesapeake Redevelopment and Housing Authority Multifamily Housing RB Hunters Point Apartments, Series 2023 (HUD SECT 8) (Aaa/NR)
3,450,000	5.000	(b)(c)	05/01/2043	3,516,093
City of Bristol GO Bond Anticipation Notes Series 2023 (ST AID WITHHLDG) (A2/A+)
3,750,000	5.000		09/01/2027	3,832,869
Commonwealth of Virginia Commonwealth Transportation Board Capital Projects RB Series 2016 (Aa1/AA+)
11,855,000	4.000		05/15/2032	12,063,425
Commonwealth Transportation Board of The Commonwealth of Virginia Transportation RB for U.S. Route 58 Corridor Development Program Series 2023 (Aa1/AA+)
2,065,000	5.000		05/15/2027	2,198,972
Economic Development Authority of Isle of Wight County Health System RB for Riverside Health System Series 2023 (AGM) (NR/AA)
500,000	5.000		07/01/2026	517,716
500,000	5.000		07/01/2027	526,468
500,000	5.000		07/01/2028	536,317
Economic Development Authority of The County of Spotsylvania Public Facilities Refunding RB Series 2021 (NR/AA+)
2,960,000	5.000		06/01/2026	3,082,804
Fairfax County Public Improvement Bonds Series 2022A (ST AID WITHHLDG) (Aaa/AAA)
2,500,000	4.000		10/01/2025	2,532,914
Fairfax County Public Improvement Bonds Series 2024A (ST AID WITHHLDG) (Aaa/AAA)
5,000,000	5.000		10/01/2026	5,253,583
Fairfax County Redevelopment & Housing Authority Multifamily Housing RB for Dominion Square North Project Series 2023 (Aaa/NR)
5,400,000	5.000	(b)(c)	01/01/2045	5,621,510
Hampton Roads Transportation Authority Accountability Commission Transportation Fund Senior Lien Bond Anticipation Notes Series 2021A (WR/NR)
14,325,000	5.000		07/01/2026	14,898,819
Industrial Development Authority of Arlington County Hospital RB for VHC Health Series 2023A (NR/A+)
4,225,000	5.000	(b)(c)	07/01/2053	4,629,340
Louisa Industrial Development Authority RB Virginia Electric and Power Co. Series 2008 B (A2/BBB+)
2,500,000	0.750	(b)(c)	11/01/2035	2,335,318

224	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Virginia – (continued)
Norfolk Redevelopment and Housing Authority Multifamily Housing RB Braywood Manor Apartments, Series 2023 (HUD SECT 8) (Aaa/NR)
$125,000	5.000	%(b)(c)	05/01/2043	$127,420
Virginia College Building Authority Educational Facilities RB Refunding Series 2016A (ST INTERCEPT) (Aa1/AA+)
10,545,000	3.000		09/01/2026	10,463,229
Virginia Housing Development Authority Rental Housing Bonds 2018 Series E-NON-AMT (Aa1/AA+)
10,506,203	0.670		03/01/2025	10,074,860
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (WR/NR)
2,000,000	5.000	(a)	07/01/2025	2,036,738
Virginia Small Business Financing Authority RB Refunding National Senior Campuses, Inc. Obligated Group Series 2020 A (NR/NR)
895,000	5.000		01/01/2025	897,428
Wise County IDA Solid Waste & Sewage Disposal RB Series 2009A (A2/BBB+)
12,500,000	0.750	(b)(c)	10/01/2040	11,676,590

				96,822,413

Washington - 3.0%
City of Seattle Limited Tax GO Improvement & Refunding Bonds Series 2015 A (Aaa/AAA)
5,000,000	5.000		06/01/2026	5,094,267
City of Seattle Municipal Light & Power Refunding RB 2021 Series B (Aa2/AA)
	(SIFMA Municipal Swap Index Yield + 0.25%)
10,000,000	3.890	(b)(d)	05/01/2045	9,750,108
Clark County Evergreen School District UT GO Bonds Series 2022 (SCH BD GTY) (Aaa/NR)
1,615,000	5.000		12/01/2024	1,630,498
Issaquah School District UT GO Refunding Bonds Series 2022 (SCH BD GTY) (Aaa/AA+)
765,000	4.000		12/01/2024	767,622
960,000	5.000		12/01/2025	988,210
1,975,000	5.000		12/01/2026	2,077,445
1,500,000	4.000		12/01/2027	1,561,312
King County Housing Authority RB Refunding Series 2020 (NR/ AA)
225,000	3.000		06/01/2024	224,242
280,000	3.000		06/01/2025	274,205
King County Junior Lien Sewer Revenue Refunding Bonds 2021 Series A (Aa2/AA)
	(SIFMA Municipal Swap Index Yield + 0.23%)
11,250,000	3.870	(b)(d)	01/01/2040	11,026,508
King County Renton School District UT GO Bonds Series 2023 (SCH BD GTY) (Aaa/NR)
1,000,000	5.000		12/01/2025	1,029,385
King County Sewer Improvement Refunding RB 2016 Series B (Aa1/AA+)
12,500,000	4.000		07/01/2033	12,705,590
Port of Seattle Intermediate Lien Private Activity Revenue and Refunding Bonds 2022B (AMT) (A1/AA-)
7,770,000	5.000		08/01/2027	8,156,258
Port of Seattle Intermediate Lien RB 2017C (AMT) (A1/AA-)
4,000,000	5.000		05/01/2029	4,144,440

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Washington – (continued)
Port of Seattle Intermediate Lien RB 2017D (AMT) (A1/AA-)
$4,300,000	5.000%		05/01/2027	$4,494,772
Public Utility District No.2 of Grant County Electric System Revenue Refunding Bonds Series 2023-U (NR/AA+)
10,000,000	4.000		01/01/2026	10,126,198
State of Washington GO Bonds Various Purpose Series 2017D (Aaa/AA+)
7,835,000	5.000		02/01/2025	7,940,369
State of Washington Motor Vehicle Fuel Tax GO Bonds Series 2005C (AMBAC) (Aaa/AA+)
1,450,000	0.000	(g)	06/01/2026	1,349,033
State of Washington Motor Vehicle Fuel Tax GO Refunding Bonds Series R-2015B (Aaa/AA+)
2,710,000	5.000		07/01/2025	2,720,494
State of Washington Various Purpose GO Bonds Series 2022A (Aaa/AA+)
5,885,000	5.000		08/01/2027	6,282,742
State of Washington Various Purpose GO Bonds Series R-2022A (Aaa/AA+)
2,490,000	5.000		02/01/2027	2,629,096
State of Washington Various Purpose GO Bonds Series R-2023A (Aaa/AA+)
4,510,000	5.000		08/01/2026	4,709,115
State of Washington Various Purpose GO Refunding Bonds Series R-2022C (Aaa/AA+)
3,300,000	4.000		07/01/2026	3,368,356
University Of Washington General Revenue Refunding Term Rate Bonds Series 2022C (Aaa/AA+)
7,500,000	4.000	(b)(c)	05/01/2048	7,644,618
Washington Health Care Facilities Authority RB for Commonspirit Health Series 2019A-1 (A3/A-)
1,300,000	5.000		08/01/2025	1,329,226
Washington Health Care Facilities Authority RB for Commonspirit Health Series 2019A-2 (A3/A-)
3,260,000	5.000		08/01/2025	3,333,289
Washington Health Care Facilities Authority RB for Commonspirit Health Series 2019B-2 (A3/A-)
4,020,000	5.000	(b)(c)	08/01/2049	4,061,527
Washington Healthcare Facilities Authority RB Series 2019B-1 (A3/A-)
15,650,000	5.000	(b)(c)	08/01/2049	15,658,363
Washington State Housing Finance Commission Multifamily Housing RB for Ardea at Totem Lake Apartments Project Series 2023 (Aaa/NR)
3,800,000	5.000	(b)(c)	12/01/2043	3,894,656
Washington State Housing Finance Commission Nonprofit Housing Revenue and Refunding Tax Exempt Fixed Rate Bonds for Emerald Heights Project Series 2023A (NR/NR)
350,000	5.000		07/01/2024	350,813
350,000	5.000		07/01/2025	354,921
285,000	5.000		07/01/2026	293,151
350,000	5.000		07/01/2027	364,980
555,000	5.000		07/01/2028	586,439
Washington State Housing Finance Commission Nonprofit Housing Tax Exempt Mandatory Paydown Securities RB for Emerald Heights Project Series 2023B-1 (NR/NR)
855,000	4.750		07/01/2027	855,135

The accompanying notes are an integral part of these financial statements.	225

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Washington – (continued)
Washington State Housing Finance Commission Nonprofit Housing Tax Exempt Mandatory Paydown Securities RB for Emerald Heights Project Series 2023B-2 (NR/NR)
$4,500,000	4.000%		07/01/2026	$4,500,800
Washington State Housing Finance Commission Nonprofit Refunding RB for Seattle Academy of Arts & Sciences Project Series 2023 (NR/BBB)
365,000	5.000	(e)	07/01/2028	375,369
740,000	5.125	(e)	07/01/2033	808,628

				147,462,180

West Virginia - 0.5%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Series 2010A (Baa1/BBB+)
4,645,000	0.625	(b)(c)	12/01/2038	4,305,747
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Series 2011A (Baa1/BBB+)
5,650,000	1.000	(b)(c)	01/01/2041	5,330,836
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds for Wheeling Power Company Project Series 2013A (NR/BBB+)
10,850,000	3.000	(b)(c)	06/01/2037	10,598,116
West Virginia Economic Development Authority Solid Waste Disposal Facilities Revenue Refunding Bonds Kentucky Power Company - Mitchell Project, Series 2014A (Baa3/BBB)
2,675,000	4.700	(b)(c)	04/01/2036	2,729,946

				22,964,645

Wisconsin - 1.2%
County of Dane GO Bonds Series 2020 A (NR/AAA)
3,290,000	2.000		04/01/2026	3,142,636
Oak Creek-Franklin Joint School District GO School Building Bonds Series 2015A (Aa2/AA)
5,745,000	3.750	(a)	04/01/2025	5,766,099
Public Finance Authority Pollution Control Revenue Refunding Bonds for Duke Energy Progress Project Series 2022A (NON-AMT) (Aa3/A)
5,145,000	3.300	(b)(c)	10/01/2046	5,091,434
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (NR/NR)
1,925,000	4.000		01/01/2026	1,905,393
2,000,000	4.000		01/01/2027	1,971,273
1,720,000	4.000		01/01/2028	1,689,389
1,790,000	4.000		01/01/2029	1,748,288
Public Finance Authority Student Housing RB Series 2020A (AGM) (A1/AA)
160,000	4.000		07/01/2024	159,869
State of Wisconsin GO Bonds of Series 2024 A (Aa1/AA+)
2,220,000	5.000		05/01/2027	2,356,913
Waushara County Note Anticipation Notes Series 2022A (NR/A+)
5,260,000	4.500		06/01/2027	5,336,824
Wisconsin Health & Educational Facilities Authority RB for Advocate Aurora Health Credit Group Series 2018C-3 (Aa3/ AA)
625,000	5.000	(b)(c)	08/15/2054	642,985
Wisconsin Health & Educational Facilities Authority RB for Marshfield Clinic Health System, Inc. Series 2020B-1 (NR/ BBB)
10,690,000	5.000	(b)(c)	02/15/2052	10,691,518

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Wisconsin Health & Educational Facilities Authority RB Series 2018C-4 (Aa3/AA)
$3,400,000	5.000	%(b)(c)	08/15/2054	$3,715,351
Wisconsin Health & Educational Facilities Authority RB Series 2020 for Hmong American Peace Academy (NR/BBB)
125,000	4.000		03/15/2025	123,893
Wisconsin Health and Educational Facilities Authority RB for Forensic Science and Protective Medicine Collaboration, Inc. Project Series 2024 (Baa2/NR)
4,250,000	5.000	(e)	08/01/2027	4,346,005
Wisconsin Health and Educational Facilities Authority RB Series 2018C (Aa3/AA)
	(SIFMA Municipal Swap Index Yield + 0.18%)
3,315,000	3.820	(b)(d)	08/15/2054	3,267,927
Wisconsin Housing & Economic Development Authority Home Ownership RB 2021 Series D (GNMA/FHLMC/FNMA COLL) (Aa2/AA+)
	(SIFMA Municipal Swap Index Yield + 0.15%)
6,755,000	3.790	(b)(c)	03/01/2042	6,736,140

				58,691,937

TOTAL MUNICIPAL BONDS (Cost $4,928,130,134)				4,914,610,651

Shares	Dividend Rate			Value

Asset-Backed Securities - 0.4%

Municipal - 0.4%
Texas Natural Gas Securitization Finance Corporation Customer Rate Relief Bonds Taxable Series 2023
20,000,000	5.102%		04/01/35	20,150,232
(Cost $20,304,957)

TOTAL INVESTMENTS - 99.1% (Cost $4,948,435,091)				$4,934,760,883

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%				46,112,884

NET ASSETS - 100.0%				$4,980,873,767

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.
(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2024.
(c)

Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(d)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(f)	When-issued security.

226	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Zero coupon bond until next reset date.
(i)	Contingent value instrument that only pays out if a portion of the territory’s Sales and Use Tax outperforms the projections in the Oversight Board’s Certified Fiscal Plan.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	- American General Contractors-Interstate Commerce Commission
AGM	- Insured by Assured Guaranty Municipal Corp.
AGM-CR	- Insured by Assured Guaranty Municipal Corp. Insured Custodial receipts
AMBAC	- Insured by American Municipal Bond Assurance Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
CFD	- Community Facilities District
COPS	- Certificates of Participation
ETM	- Escrowed to Maturity
FGIC	- Insured by Financial Guaranty Insurance Co.
FHA	- Federal Housing Administration
FHLMC	- Insured by Federal Home Loan Mortgage Corp.
FNMA	- Insured by Federal National Mortgage Association
GNMA	- Insured by Government National Mortgage Association
GO	- General Obligation
HUD SECT 8	- Hud Section 8
IDA	- Industrial Development Agency
LIBOR	- London Interbank Offered Rates
LP	- Limited Partnership
LT	- Limited Tax
NATL	- National Public Finance Guarantee Corp.
NR	- Not Rated
PCRB	- Pollution Control Revenue Bond
PSF-GTD	- Guaranteed by Permanent School Fund
RB	- Revenue Bond
REMIC	- Real Estate Mortgage Investment Conduit
RMKT	- Remarketed
RR	- Revenue Refunding
SCH BD	-
GTY	School Bond Guaranty
SD CRED	-
PROG	School District Credit Program
SIFMA	- Securities Industry and Financial Markets Association
SOFR	- Secured Overnight Financing Rate
SONYMA	- State of New York Mortgage Agency
ST AID	-
WITHHLDG	State Aid Withholding
ST APPROP	- State Appropriation
UPMC	- University of Pittsburgh Medical Center
USD	- United States Dollar
UT	- Unlimited Tax
WR	- Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	227

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Assets and Liabilities March 31, 2024

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax-Free Fund

Assets:

Investments, at value (cost $9,306,810,466, $10,868,686,840, $192,849,538 and $4,948,435,091, respectively)	$9,197,932,153	$10,655,183,449	$186,860,360	$4,934,760,883
Cash	94,924,692	102,485,517	2,114,703	52,065,553
Receivables:
Interest	110,991,197	148,676,748	2,514,635	51,931,072
Fund shares sold	15,725,127	11,771,704	143,380	1,968,176
Collateral on certain derivative contracts(a)	14,867,571	—	300,355	—
Investments sold on an extended-settlement basis	1,334,270	1,524,880	—	—
Investments sold	478,016	1,324,642	—	—
Reimbursement from investment adviser	308,020	304,866	33,798	120,396
Other assets	308,320	427,214	22,452	107,207

Total assets	9,436,869,366	10,921,699,020	191,989,683	5,040,953,287

Liabilities:

Payables:
Investments purchased on an extended-settlement basis	48,066,755	93,053,417	580,000	42,124,834
Fund shares redeemed	25,154,664	21,882,662	506,356	14,531,195
Investments purchased	12,915,562	35,846,903	500,000	—
Management fees	2,728,799	4,480,577	—	1,468,914
Income distribution	2,461,264	1,112,358	1,709	1,503,804
Distribution and Service fees and Transfer Agency fees	761,145	500,164	—	166,805
Accrued expenses	483,105	392,208	113,389	283,968

Total liabilities	92,571,294	157,268,289	1,701,454	60,079,520

Net Assets:

Paid-in capital	10,008,704,432	11,513,166,820	210,553,587	5,468,309,409
Total distributable earnings (loss)	(664,406,360)	(748,736,089)	(20,265,358)	(487,435,642)

NET ASSETS	$9,344,298,072	$10,764,430,731	$190,288,229	$4,980,873,767

Net Assets:
Class A	$943,689,385	$426,407,040	$—	$111,980,458
Class C	97,076,504	60,811,941	—	6,626,714
Institutional	4,602,374,931	2,023,817,412	—	719,617,916
Separate Account Institutional	—	—	190,288,229	—
Service	23,804	—	—	93,486
Investor	1,646,800,773	714,738,067	—	81,764,685
Class R6	153,353,226	19,294,519	—	477,340,398
Class P	1,900,979,449	7,519,361,752	—	3,583,450,110
Total Net Assets	$9,344,298,072	$10,764,430,731	$190,288,229	$4,980,873,767
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	61,514,136	46,218,990	—	10,845,164
Class C	6,325,329	6,589,547	—	642,507
Institutional	300,146,328	219,319,036	—	69,805,479
Separate Account Institutional	—	—	19,586,889	—
Service	1,545	—	—	9,065
Investor	107,464,169	77,382,793	—	7,928,721
Class R6	9,997,077	2,093,032	—	46,339,903
Class P	123,915,921	815,600,405	—	347,710,731
Net asset value, offering and redemption price per share:(b)
Class A	$15.34	$9.23	$—	$10.33
Class C	15.35	9.23	—	10.31
Institutional	15.33	9.23	—	10.31
Separate Account Institutional	—	—	9.72	—
Service	15.41	—	—	10.31
Investor	15.32	9.24	—	10.31
Class R6	15.34	9.22	—	10.30
Class P	15.34	9.22	—	10.31

228	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Assets and Liabilities (continued) March 31, 2024

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures
Dynamic Municipal Income Fund	$14,867,571
Municipal Income Completion Fund	300,355

(b)

Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income Fund, High Yield Municipal Fund and Short Duration Tax-Free Fund is $15.94, $9.66 and $10.49, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	229

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Operations For the Fiscal Year Ended March 31, 2024

		Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax- Free Fund

	Investment income:

	Interest	$339,834,135	$490,700,726	$7,827,073	$188,557,565

	Expenses:

	Management fees	28,392,106	47,848,103	—	18,223,658

	Transfer Agency fees(a)	5,216,145	4,008,667	34,704	1,974,686

	Distribution and/or Service (12b-1) fees(a)	3,151,383	1,490,342	—	379,925

	Registration fees	912,595	685,384	66,389	442,122

	Custody, accounting and administrative services	814,567	962,789	57,599	556,117

	Service fees — Class C	260,689	144,078	—	20,153

	Printing and mailing costs	248,330	175,615	43,860	95,892

	Professional fees	199,533	274,010	79,583	100,368

	Shareholder meeting expense	65,576	39,895	3,431	17,841

	Trustee fees	22,206	15,906	13,959	22,446

	Shareholder Administration fees — Service Shares	58	—	—	265

	Other	155,549	130,946	21,956	124,041

	Total expenses	39,438,737	55,775,735	321,481	21,957,514

	Less — expense reductions	(2,020,981)	(2,078,959)	(318,050)	(1,290,584)

	Net expenses	37,417,756	53,696,776	3,431	20,666,930

	NET INVESTMENT INCOME	302,416,379	437,003,950	7,823,642	167,890,635

	Realized and Unrealized gain (loss):

	Net realized gain (loss) from:

	Investments — unaffiliated issuers	(94,371,826)	(88,485,285)	(4,434,173)	(43,548,076)

	Futures contracts	38,262,037	—	600,727	—

	Swap Contracts	—	338,448	—	—

	Net change in unrealized gain (loss) on:

	Investments — unaffiliated issuers	188,022,778	247,338,778	8,171,905	20,995,401

	Futures contracts	(4,311,360)	—	(93,226)	—

	Swap Contracts	—	(224,752)	—	—

	Net realized and unrealized gain (loss)	127,601,629	158,967,189	4,245,233	(22,552,675)

	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$430,018,008	$595,971,139	$12,068,875	$145,337,960

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Service	Class A	Class C	Institutional	Separate Account Institutional	Service	Investor	Class R6	Class P

Dynamic Municipal Income Fund	$2,369,259	$782,066	$58	$1,137,244	$125,131	$1,622,178	$–	$10	$1,767,353	$40,938	$523,291

High Yield Municipal Fund	1,058,109	432,233	–	507,892	69,157	696,525	–	–	701,817	5,399	2,027,877

Municipal Income Completion Fund	–	–	–	–	–	–	34,704	–	–	–	–

Short Duration Tax-Free Fund	319,200	60,460	265	153,216	9,673	322,221	–	42	113,845	150,728	1,224,961

230	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund		High Yield Municipal Fund
	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$302,416,379	$251,769,182	$437,003,950	$387,566,484

Net realized loss	(56,109,789)	(254,022,000)	(88,146,837)	(270,712,961)

Net change in unrealized gain (loss)	183,711,418	(183,020,733)	247,114,026	(661,782,854)

Net increase (decrease) in net assets resulting from operations	430,018,008	(185,273,551)	595,971,139	(544,929,331)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(30,616,901)	(29,970,028)	(17,450,025)	(17,777,603)

Class C Shares	(2,584,365)	(2,387,779)	(1,943,911)	(1,918,122)

Institutional Shares	(144,470,756)	(114,789,480)	(77,211,457)	(64,209,280)

Service Shares	(712)	(581)	–	–

Investor Shares	(51,316,908)	(38,483,397)	(25,560,338)	(19,586,679)

Class R6 Shares	(4,874,461)	(4,166,568)	(799,901)	(572,565)

Class P Shares	(62,334,954)	(57,591,591)	(300,219,129)	(263,304,062)

Total distributions to shareholders	(296,199,057)	(247,389,424)	(423,184,761)	(367,368,311)

From share transactions:

Proceeds from sales of shares	4,219,774,814	5,724,000,765	4,757,816,591	6,064,725,416

Reinvestment of distributions	270,851,293	225,030,094	411,210,758	354,863,680

Cost of shares redeemed	(3,429,045,991)	(7,785,605,546)	(3,741,552,858)	(7,005,285,490)

Net increase (decrease) in net assets resulting from share transactions	1,061,580,116	(1,836,574,687)	1,427,474,491	(585,696,394)

TOTAL INCREASE (DECREASE)	1,195,399,067	(2,269,237,662)	1,600,260,869	(1,497,994,036)

Net Assets:

Beginning of year	$8,148,899,005	$10,418,136,667	$9,164,169,862	$10,662,163,898

End of year	$9,344,298,072	$8,148,899,005	$10,764,430,731	$9,164,169,862

The accompanying notes are an integral part of these financial statements.	231

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Changes in Net Assets (continued)

	Municipal Income Completion Fund		Short Duration Tax-Free Fund
	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$7,823,642	$7,105,858	$167,890,635	$157,280,457

Net realized loss	(3,833,446)	(10,066,038)	(43,548,076)	(350,359,470)

Net change in unrealized gain (loss)	8,078,679	(2,848,772)	20,995,401	211,225,265

Net increase (decrease) in net assets resulting from operations	12,068,875	(5,808,952)	145,337,960	18,146,252

Distributions to shareholders:

From distributable earnings:

Class A Shares	–	–	(3,398,672)	(2,848,102)

Class C Shares	–	–	(182,097)	(127,249)

Institutional Shares	–	–	(23,509,984)	(31,343,923)

Separate Account Institutional Shares	(7,654,619)	(7,194,386)	–	–

Service Shares	–	–	(2,575)	(1,796)

Investor Shares	–	–	(2,758,657)	(2,626,180)

Class R6 Shares	–	–	(14,869,573)	(4,941,962)

Class P Shares	–	–	(120,184,597)	(110,070,875)

Total distributions to shareholders	(7,654,619)	(7,194,386)	(164,906,155)	(151,960,087)

From share transactions:

Proceeds from sales of shares	51,813,634	59,312,133	1,689,226,305	3,374,866,913

Reinvestment of distributions	7,572,492	7,069,325	145,624,551	132,553,673

Cost of shares redeemed	(57,257,131)	(74,547,652)	(3,319,182,111)	(8,625,972,295)

Net increase (decrease) in net assets resulting from share transactions	2,128,995	(8,166,194)	(1,484,331,255)	(5,118,551,709)

TOTAL INCREASE (DECREASE)	6,543,251	(21,169,532)	(1,503,899,450)	(5,252,365,544)

Net Assets:

Beginning of year	$183,744,978	$204,914,510	$6,484,773,217	$11,737,138,761

End of year	$190,288,229	$183,744,978	$4,980,873,767	$6,484,773,217

232	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$15.10	$15.72	$16.63	$15.59	$16.02

Net investment income(a)	0.50	0.41	0.33	0.36	0.37

Net realized and unrealized gain (loss)	0.23	(0.63)	(0.92)	1.03	(0.43)

Total from investment operations	0.73	(0.22)	(0.59)	1.39	(0.06)

Distributions to shareholders from net investment income	(0.49)	(0.40)	(0.32)	(0.35)	(0.37)

Net asset value, end of year	$15.34	$15.10	$15.72	$16.63	$15.59

Total Return(b)	4.91%	(1.32)%	(3.66)%	9.00%	(0.43)%

Net assets, end of year (in 000’s)	$943,689	$987,091	$1,389,169	$1,521,711	$1,330,377

Ratio of net expenses to average net assets	0.72%	0.73%	0.72%	0.72%	0.73%

Ratio of total expenses to average net assets	0.75%	0.75%	0.74%	0.75%	0.76%

Ratio of net investment income to average net assets	3.30%	2.71%	1.97%	2.21%	2.25%

Portfolio turnover rate(c)	38%	33%	15%	6%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	233

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$15.10	$15.72	$16.64	$15.60	$16.03

Net investment income(a)	0.38	0.30	0.20	0.24	0.24

Net realized and unrealized gain (loss)	0.24	(0.63)	(0.93)	1.03	(0.42)

Total from investment operations	0.62	(0.33)	(0.73)	1.27	(0.18)

Distributions to shareholders from net investment income	(0.37)	(0.29)	(0.19)	(0.23)	(0.25)

Net asset value, end of year	$15.35	$15.10	$15.72	$16.64	$15.60

Total Return(b)	4.20%	(2.06)%	(4.44)%	8.19%	(1.17)%

Net assets, end of year (in 000’s)	$97,077	$112,468	$144,456	$153,277	$141,952

Ratio of net expenses to average net assets	1.47%	1.48%	1.47%	1.47%	1.48%

Ratio of total expenses to average net assets	1.50%	1.50%	1.49%	1.50%	1.51%

Ratio of net investment income to average net assets	2.55%	1.97%	1.22%	1.46%	1.50%

Portfolio turnover rate(c)	38%	33%	15%	6%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

234	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$15.09	$15.71	$16.62	$15.58	$16.02

Net investment income(a)	0.55	0.46	0.38	0.41	0.42

Net realized and unrealized gain (loss)	0.22	(0.63)	(0.92)	1.03	(0.43)

Total from investment operations	0.77	(0.17)	(0.54)	1.44	(0.01)

Distributions to shareholders from net investment income	(0.53)	(0.45)	(0.37)	(0.40)	(0.43)

Net asset value, end of year	$15.33	$15.09	$15.71	$16.62	$15.58

Total Return(b)	5.26%	(1.00)%	(3.35)%	9.37%	(0.16)%

Net assets, end of year (in 000’s)	$4,602,375	$3,860,842	$4,492,546	$4,188,941	$3,206,615

Ratio of net expenses to average net assets	0.39%	0.40%	0.39%	0.39%	0.39%

Ratio of total expenses to average net assets	0.42%	0.42%	0.41%	0.42%	0.42%

Ratio of net investment income to average net assets	3.64%	3.06%	2.30%	2.54%	2.59%

Portfolio turnover rate(c)	38%	33%	15%	6%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	235

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund

	Service Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$15.17	$15.79	$16.71	$15.67	$16.10

Net investment income(a)	0.47	0.39	0.30	0.34	0.34

Net realized and unrealized gain (loss)	0.23	(0.63)	(0.93)	1.03	(0.42)

Total from investment operations	0.70	(0.24)	(0.63)	1.37	(0.08)

Distributions to shareholders from net investment income	(0.46)	(0.38)	(0.29)	(0.33)	(0.35)

Net asset value, end of year	$15.41	$15.17	$15.79	$16.71	$15.67

Total Return(b)	4.72%	(1.48)%	(3.87)%	8.79%	(0.58)%

Net assets, end of year (in 000’s)	$24	$23	$24	$26	$203

Ratio of net expenses to average net assets	0.90%	0.91%	0.90%	0.89%	0.89%

Ratio of total expenses to average net assets	0.92%	0.92%	0.92%	0.92%	0.92%

Ratio of net investment income to average net assets	3.13%	2.56%	1.79%	2.06%	2.09%

Portfolio turnover rate(c)	38%	33%	15%	6%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

236	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$15.08	$15.70	$16.61	$15.57	$16.00

Net investment income(a)	0.53	0.45	0.37	0.40	0.41

Net realized and unrealized gain (loss)	0.23	(0.63)	(0.92)	1.03	(0.43)

Total from investment operations	0.76	(0.18)	(0.55)	1.43	(0.02)

Distributions to shareholders from net investment income	(0.52)	(0.44)	(0.36)	(0.39)	(0.41)

Net asset value, end of year	$15.32	$15.08	$15.70	$16.61	$15.57

Total Return(b)	5.17%	(1.08)%	(3.43)%	9.28%	(0.19)%

Net assets, end of year (in 000’s)	$1,646,801	$1,353,998	$1,469,286	$1,193,082	$904,160

Ratio of net expenses to average net assets	0.47%	0.48%	0.47%	0.47%	0.48%

Ratio of total expenses to average net assets	0.50%	0.50%	0.49%	0.50%	0.51%

Ratio of net investment income to average net assets	3.56%	2.98%	2.22%	2.46%	2.50%

Portfolio turnover rate(c)	38%	33%	15%	6%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	237

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$15.10	$15.72	$16.63	$15.59	$16.02

Net investment income(a)	0.55	0.46	0.38	0.41	0.42

Net realized and unrealized gain (loss)	0.23	(0.63)	(0.92)	1.04	(0.42)

Total from investment operations	0.78	(0.17)	(0.54)	1.45	–(b)

Distributions to shareholders from net investment income	(0.54)	(0.45)	(0.37)	(0.41)	(0.43)

Net asset value, end of year	$15.34	$15.10	$15.72	$16.63	$15.59

Total Return(c)	5.26%	(0.93)%	(3.39)%	9.37%	(0.08)%

Net assets, end of year (in 000’s)	$153,353	$129,990	$163,855	$97,337	$69,532

Ratio of net expenses to average net assets	0.38%	0.39%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.41%	0.41%	0.40%	0.41%	0.41%

Ratio of net investment income to average net assets	3.65%	3.06%	2.31%	2.55%	2.61%

Portfolio turnover rate(d)	38%	33%	15%	6%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

238	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$15.10	$15.72	$16.63	$15.59	$16.02

Net investment income(a)	0.55	0.46	0.38	0.41	0.43

Net realized and unrealized gain (loss)	0.23	(0.63)	(0.92)	1.04	(0.43)

Total from investment operations	0.78	(0.17)	(0.54)	1.45	–(b)

Distributions to shareholders from net investment income	(0.54)	(0.45)	(0.37)	(0.41)	(0.43)

Net asset value, end of year	$15.34	$15.10	$15.72	$16.63	$15.59

Total Return(c)	5.26%	(0.99)%	(3.33)%	9.37%	(0.08)%

Net assets, end of year (in 000’s)	$1,900,979	$1,704,487	$2,758,800	$2,195,715	$1,683,366

Ratio of net expenses to average net assets	0.38%	0.39%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.41%	0.41%	0.40%	0.41%	0.41%

Ratio of net investment income to average net assets	3.65%	3.05%	2.31%	2.55%	2.61%

Portfolio turnover rate(d)	38%	33%	15%	6%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	239

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.03	$9.86	$10.49	$9.59	$9.91

Net investment income(a)	0.38	0.37	0.31	0.33	0.37

Net realized and unrealized gain (loss)	0.19	(0.85)	(0.65)	0.89	(0.34)

Total from investment operations	0.57	(0.48)	(0.34)	1.22	0.03

Distributions to shareholders from net investment income	(0.37)	(0.35)	(0.29)	(0.32)	(0.35)

Net asset value, end of year	$9.23	$9.03	$9.86	$10.49	$9.59

Total Return(b)	6.50%	(4.84)%	(3.36)%	12.87%	0.13%

Net assets, end of year (in 000’s)	$426,407	$443,662	$539,203	$594,728	$419,784

Ratio of net expenses to average net assets	0.85%	0.86%	0.85%	0.85%	0.85%

Ratio of total expenses to average net assets	0.89%	0.89%	0.88%	0.89%	0.91%

Ratio of net investment income to average net assets	4.26%	4.03%	2.90%	3.23%	3.61%

Portfolio turnover rate(c)	38%	32%	13%	7%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

240	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.03	$9.86	$10.49	$9.59	$9.91

Net investment income(a)	0.31	0.30	0.23	0.25	0.29

Net realized and unrealized gain (loss)	0.19	(0.85)	(0.65)	0.89	(0.34)

Total from investment operations	0.50	(0.55)	(0.42)	1.14	(0.05)

Distributions to shareholders from net investment income	(0.30)	(0.28)	(0.21)	(0.24)	(0.27)

Net asset value, end of year	$9.23	$9.03	$9.86	$10.49	$9.59

Total Return(b)	5.70%	(5.55)%	(4.09)%	12.03%	(0.62)%

Net assets, end of year (in 000’s)	$60,812	$57,853	$76,559	$80,215	$77,387

Ratio of net expenses to average net assets	1.60%	1.61%	1.60%	1.60%	1.60%

Ratio of total expenses to average net assets	1.64%	1.64%	1.63%	1.64%	1.66%

Ratio of net investment income to average net assets	3.52%	3.27%	2.15%	2.50%	2.85%

Portfolio turnover rate(c)	38%	32%	13%	7%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	241

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.03	$9.86	$10.49	$9.59	$9.91

Net investment income(a)	0.41	0.40	0.34	0.36	0.40

Net realized and unrealized gain (loss)	0.19	(0.85)	(0.64)	0.89	(0.34)

Total from investment operations	0.60	(0.45)	(0.30)	1.25	0.06

Distributions to shareholders from net investment income	(0.40)	(0.38)	(0.33)	(0.35)	(0.38)

Net asset value, end of year	$9.23	$9.03	$9.86	$10.49	$9.59

Total Return(b)	6.82%	(4.55)%	(3.06)%	13.22%	0.43%

Net assets, end of year (in 000’s)	$2,023,817	$1,641,484	$1,808,838	$1,416,246	$894,702

Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.54%	0.55%

Ratio of total expenses to average net assets	0.56%	0.56%	0.55%	0.56%	0.57%

Ratio of net investment income to average net assets	4.58%	4.34%	3.21%	3.54%	3.91%

Portfolio turnover rate(c)	38%	32%	13%	7%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

242	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.04	$9.87	$10.50	$9.60	$9.92

Net investment income(a)	0.41	0.39	0.33	0.35	0.39

Net realized and unrealized gain (loss)	0.18	(0.85)	(0.64)	0.89	(0.34)

Total from investment operations	0.59	(0.46)	(0.31)	1.24	0.05

Distributions to shareholders from net investment income	(0.39)	(0.37)	(0.32)	(0.34)	(0.37)

Net asset value, end of year	$9.24	$9.04	$9.87	$10.50	$9.60

Total Return(b)	6.76%	(4.60)%	(3.12)%	13.14%	0.38%

Net assets, end of year (in 000’s)	$714,738	$514,972	$565,860	$496,140	$331,991

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of total expenses to average net assets	0.64%	0.64%	0.63%	0.65%	0.66%

Ratio of net investment income to average net assets	4.52%	4.27%	3.15%	3.48%	3.85%

Portfolio turnover rate(c)	38%	32%	13%	7%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	243

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.03	$9.85	$10.48	$9.58	$9.91

Net investment income(a)	0.41	0.40	0.34	0.35	0.40

Net realized and unrealized gain (loss)	0.18	(0.84)	(0.64)	0.90	(0.35)

Total from investment operations	0.59	(0.44)	(0.30)	1.25	0.05

Distributions to shareholders from net investment income	(0.40)	(0.38)	(0.33)	(0.35)	(0.38)

Net asset value, end of year	$9.22	$9.03	$9.85	$10.48	$9.58

Total Return(b)	6.72%	(4.44)%	(3.06)%	13.24%	0.32%

Net assets, end of year (in 000’s)	$19,295	$15,465	$10,354	$11,001	$11

Ratio of net expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.54%

Ratio of total expenses to average net assets	0.55%	0.55%	0.54%	0.55%	0.57%

Ratio of net investment income to average net assets	4.59%	4.37%	3.22%	3.44%	3.92%

Portfolio turnover rate(c)	38%	32%	13%	7%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

244	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.03	$9.85	$10.48	$9.58	$9.90

Net investment income(a)	0.41	0.40	0.34	0.36	0.40

Net realized and unrealized gain (loss)	0.18	(0.84)	(0.64)	0.89	(0.34)

Total from investment operations	0.59	(0.44)	(0.30)	1.25	0.06

Distributions to shareholders from net investment income	(0.40)	(0.38)	(0.33)	(0.35)	(0.38)

Net asset value, end of year	$9.22	$9.03	$9.85	$10.48	$9.58

Total Return(b)	6.72%	(4.44)%	(3.06)%	13.24%	0.44%

Net assets, end of year (in 000’s)	$7,519,362	$6,490,733	$7,661,350	$7,762,203	$6,139,055

Ratio of net expenses to average net assets	0.53%	0.54%	0.53%	0.53%	0.54%

Ratio of total expenses to average net assets	0.55%	0.55%	0.54%	0.55%	0.56%

Ratio of net investment income to average net assets	4.58%	4.35%	3.22%	3.56%	3.93%

Portfolio turnover rate(c)	38%	32%	13%	7%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	245

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Municipal Income Completion Fund

	Separate Account Institutional Shares

	Year Ended March 31,					Period Ended March 31, 2020(a)
	2024		2023	2022	2021

Per Share Data

Net asset value, beginning of period	$9.45		$10.08	$10.68	$9.65	$10.00

Net investment income(b)	0.42		0.35	0.27	0.31	0.35

Net realized and unrealized gain (loss)	0.27		(0.63)	(0.60)	1.03	(0.34)

Total from investment operations	0.69		(0.28)	(0.33)	1.34	0.01

Distributions to shareholders from net investment income	(0.42)		(0.35)	(0.27)	(0.31)	(0.36)

Net asset value, end of period	$9.72		$9.45	$10.08	$10.68	$9.65

Total Return(c)	7.47%		(2.59)%	(3.22)%	14.11%	(0.10)%

Net assets, end of period (in 000’s)	$190,288		$183,745	$204,915	$105,170	$17,651

Ratio of net expenses to average net assets	–	%(d)	–%	–%	–%	–%

Ratio of total expenses to average net assets	0.19%		0.22%	0.20%	0.45%	6.51%

Ratio of net investment income to average net assets	4.51%		3.75%	2.53%	2.96%	3.40%

Portfolio turnover rate(e)	47%		59%	14%	8%	7%

(a)	Commenced operations on April 1, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Amount is less than 0.005%.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

246	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$10.34	$10.43	$10.83	$10.63	$10.66

Net investment income(a)	0.28	0.17	0.07	0.11	0.16

Net realized and unrealized gain (loss)	(0.02)	(0.09)	(0.40)	0.20	(0.03)

Total from investment operations	0.26	0.08	(0.33)	0.31	0.13

Distributions to shareholders from net investment income	(0.27)	(0.17)	(0.07)	(0.11)	(0.16)

Net asset value, end of year	$10.33	$10.34	$10.43	$10.83	$10.63

Total Return(b)	2.60%	0.79%	(3.08)%	2.92%	1.18%

Net assets, end of year (in 000’s)	$111,980	$147,620	$206,175	$255,472	$134,986

Ratio of net expenses to average net assets	0.66%	0.67%	0.68%	0.68%	0.68%

Ratio of total expenses to average net assets	0.74%	0.75%	0.72%	0.73%	0.74%

Ratio of net investment income to average net assets	2.72%	1.68%	0.66%	1.05%	1.45%

Portfolio turnover rate(c)	49%	74%	41%	20%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	247

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$10.32	$10.42	$10.82	$10.62	$10.65

Net investment income(a)	0.24	0.14	0.03	0.08	0.11

Net realized and unrealized gain (loss)	(0.02)	(0.11)	(0.41)	0.19	(0.03)

Total from investment operations	0.22	0.03	(0.38)	0.27	0.08

Distributions to shareholders from net investment income	(0.23)	(0.13)	(0.02)	(0.07)	(0.11)

Net asset value, end of year	$10.31	$10.32	$10.42	$10.82	$10.62

Total Return(b)	2.19%	0.29%	(3.47)%	2.51%	0.78%

Net assets, end of year (in 000’s)	$6,627	$9,855	$10,700	$12,988	$17,180

Ratio of net expenses to average net assets	1.06%	1.07%	1.08%	1.08%	1.08%

Ratio of total expenses to average net assets	1.49%	1.49%	1.47%	1.48%	1.50%

Ratio of net investment income to average net assets	2.31%	1.32%	0.26%	0.70%	1.04%

Portfolio turnover rate(c)	49%	74%	41%	20%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

248	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$10.32	$10.41	$10.82	$10.62	$10.64

Net investment income(a)	0.30	0.20	0.10	0.15	0.19

Net realized and unrealized gain (loss)	(0.01)	(0.09)	(0.41)	0.19	(0.02)

Total from investment operations	0.29	0.11	(0.31)	0.34	0.17

Distributions to shareholders from net investment income	(0.30)	(0.20)	(0.10)	(0.14)	(0.19)

Net asset value, end of year	$10.31	$10.32	$10.41	$10.82	$10.62

Total Return(b)	2.87%	1.08%	(2.89)%	3.23%	1.58%

Net assets, end of year (in 000’s)	$719,618	$1,304,120	$2,223,538	$2,424,423	$1,646,398

Ratio of net expenses to average net assets	0.39%	0.39%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.41%	0.42%	0.39%	0.40%	0.40%

Ratio of net investment income to average net assets	2.97%	1.91%	0.96%	1.36%	1.75%

Portfolio turnover rate(c)	49%	74%	41%	20%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	249

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund

	Service Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$10.32	$10.42	$10.82	$10.62	$10.64

Net investment income(a)	0.26	0.15	0.05	0.10	0.14

Net realized and unrealized gain (loss)	(0.02)	(0.10)	(0.40)	0.19	(0.02)

Total from investment operations	0.24	0.05	(0.35)	0.29	0.12

Distributions to shareholders from net investment income	(0.25)	(0.15)	(0.05)	(0.09)	(0.14)

Net asset value, end of year	$10.31	$10.32	$10.42	$10.82	$10.62

Total Return(b)	2.36%	0.47%	(3.28)%	2.71%	1.07%

Net assets, end of year (in 000’s)	$93	$126	$126	$133	$179

Ratio of net expenses to average net assets	0.89%	0.89%	0.88%	0.88%	0.88%

Ratio of total expenses to average net assets	0.91%	0.91%	0.89%	0.90%	0.91%

Ratio of net investment income to average net assets	2.49%	1.50%	0.46%	0.91%	1.27%

Portfolio turnover rate(c)	49%	74%	41%	20%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

250	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$10.32	$10.41	$10.82	$10.62	$10.64

Net investment income(a)	0.30	0.20	0.10	0.14	0.18

Net realized and unrealized gain (loss)	(0.01)	(0.09)	(0.42)	0.20	(0.02)

Total from investment operations	0.29	0.11	(0.32)	0.34	0.16

Distributions to shareholders from net investment income	(0.30)	(0.20)	(0.09)	(0.14)	(0.18)

Net asset value, end of year	$10.31	$10.32	$10.41	$10.82	$10.62

Total Return(b)	2.85%	1.04%	(2.94)%	3.18%	1.53%

Net assets, end of year (in 000’s)	$81,765	$121,439	$154,004	$175,488	$111,743

Ratio of net expenses to average net assets	0.41%	0.42%	0.43%	0.43%	0.43%

Ratio of total expenses to average net assets	0.49%	0.49%	0.47%	0.48%	0.49%

Ratio of net investment income to average net assets	2.96%	1.93%	0.91%	1.31%	1.69%

Portfolio turnover rate(c)	49%	74%	41%	20%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	251

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$10.31	$10.41	$10.81	$10.61	$10.64

Net investment income(a)	0.31	0.20	0.10	0.15	0.19

Net realized and unrealized gain (loss)	(0.02)	(0.10)	(0.40)	0.19	(0.03)

Total from investment operations	0.29	0.10	(0.30)	0.34	0.16

Distributions to shareholders from net investment income	(0.30)	(0.20)	(0.10)	(0.14)	(0.19)

Net asset value, end of year	$10.30	$10.31	$10.41	$10.81	$10.61

Total Return(b)	2.88%	0.99%	(2.79)%	3.24%	1.50%

Net assets, end of year (in 000’s)	$477,340	$217,303	$303,269	$8,393	$5,992

Ratio of net expenses to average net assets	0.37%	0.38%	0.37%	0.37%	0.37%

Ratio of total expenses to average net assets	0.39%	0.40%	0.39%	0.39%	0.39%

Ratio of net investment income to average net assets	3.01%	1.96%	0.97%	1.37%	1.75%

Portfolio turnover rate(c)	49%	74%	41%	20%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

252	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$10.32	$10.41	$10.81	$10.61	$10.64

Net investment income(a)	0.31	0.20	0.10	0.15	0.19

Net realized and unrealized gain (loss)	(0.02)	(0.09)	(0.40)	0.19	(0.03)

Total from investment operations	0.29	0.11	(0.30)	0.34	0.16

Distributions to shareholders from net investment income	(0.30)	(0.20)	(0.10)	(0.14)	(0.19)

Net asset value, end of year	$10.31	$10.32	$10.41	$10.81	$10.61

Total Return(b)	2.88%	1.09%	(2.79)%	3.24%	1.50%

Net assets, end of year (in 000’s)	$3,583,450	$4,684,309	$8,839,327	$9,108,224	$5,572,014

Ratio of net expenses to average net assets	0.38%	0.38%	0.37%	0.37%	0.37%

Ratio of total expenses to average net assets	0.40%	0.41%	0.38%	0.39%	0.39%

Ratio of net investment income to average net assets	3.00%	1.92%	0.97%	1.36%	1.75%

Portfolio turnover rate(c)	49%	74%	41%	20%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	253

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements March 31, 2024

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified

Dynamic Municipal Income Fund	A, C, Institutional, Service, Investor, R6 and P	Diversified

High Yield Municipal Fund	A, C, Institutional, Investor, R6 and P	Diversified

Municipal Income Completion Fund	Separate Account Institutional	Diversified

Short Duration Tax-Free Fund	A, C, Institutional, Service, Investor, R6 and P	Diversified

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class P and Separate Account Institutional Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend

254

GOLDMAN SACHS MUNICIPAL FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and

255

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

only upon receipt by the Lender of the payments from the borrower. The Funds generally have no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Funds having a direct contractual relationship with the borrower, and the Funds may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the

256

GOLDMAN SACHS MUNICIPAL FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2024:

Dynamic Municipal Income Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$—	$13,724,999

Corporate Bond	—	9,391,427	30,961,052

Municipal Bond	—	9,143,854,675	—

Total	$—	$9,153,246,102	$44,686,051

Derivative Type

Liabilities

Futures Contracts(a)	$(4,311,360)	$—	$—

High Yield Municipal Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$—	$44,639,999

Corporate Bond	—	26,368,839	58,648,315

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Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Municipal Bond	$—	$10,525,526,296	$—

Total	$—	$10,551,895,135	$103,288,314

Municipal Income Completion Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Bond	$—	$94,165	$1,376,018

Municipal Bond	—	185,390,177	—

Total	$—	$185,484,342	$1,376,018

Derivative Type

Liabilities

Futures Contracts(a)	$(93,226)	$—	$—

Short Duration Tax-Free Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Asset-Backed Securities	$—	$20,150,232	$—

Municipal Bond	—	4,914,610,651	—

Total	$—	$4,934,760,883	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Dynamic Municipal Income Fund

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Interest Rate		$—	Variation margin on futures contracts	$(4,311,360)

Municipal Income Completion Fund

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Interest Rate		$—	Variation margin on futures contracts	$(93,226)

1

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of March 31, 2024 is reported within the Statement of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Dynamic Municipal Income Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest Rate	Net realized gain (loss) from futures and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$38,262,037	$(4,311,360)

High Yield Municipal Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	338,448	(224,752)

Municipal Income Completion Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest Rate	Net realized gain (loss) from futures and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	600,727	(93,226)

For the fiscal year ended March 31, 2024, the relevant values for each derivative type were as follows:

	Average number of Contracts or Notional Amounts(a)
Fund	Futures Contracts	Swap Contracts

Dynamic Municipal Income Fund	1,542	–

High Yield Municipal Fund	—	29,375,000

Municipal Income Completion Fund	34	–

(a)

Amounts disclosed represent average number of contracts for futures contracts or notional amounts for swap agreements, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended March 31, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

With the exception of the Municipal Income Completion Fund, as compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. The Municipal Income Completion Fund does not pay a management fee to GSAM. However, the Fund is used exclusively to implement municipal investment strategies for separately managed account clients of GSAM that participate in certain “wrap-fee” programs.

For the fiscal year ended March 31, 2024, contractual and effective net management fees with GSAM were at the following rates:

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Notes to Financial Statements (continued) March 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

Dynamic Municipal Income Fund	0.40%	0.36%	0.34%	0.34%	0.33%	0.35%	0.35%

High Yield Municipal Fund	0.55	0.55	0.50	0.48	0.47	0.50	0.50

Short Duration Tax-Free Fund	0.39	0.35	0.33	0.33	0.32	0.34	0.34

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service

Distribution and/or Service Plan	0.25%	0.75%	0.25%

*

With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2024, Goldman Sachs agreed to waive a portion of the distribution and/or service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 28, 2024. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2024, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

Dynamic Municipal Income Fund	$ 26,091	$ —

High Yield Municipal Fund	39,447	—

Short Duration Tax-Free Fund	1,303	—

D. Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; 0.04% of the average daily net assets of Institutional and Service Shares; and 0.02% of the average daily net assets of Separate Account Institutional Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.02% and 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the High Yield Municipal and Short Duration Tax-Free Funds, respectively. Goldman Sachs also agreed to reduce or limit its transfer agency fee to 0.00% as an annual percentage rate of the average daily net assets attributable to Separate Account Institutional Shares of the Municipal Income Completion Fund. These arrangements will remain in effect through at least July 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets is 0.004% for Dynamic Municipal Income, High Yield Municipal, Short Duration Tax-Free Funds and 0.00% for Municipal Income Completion Fund. These Other Expense limitations will remain in place through at least July 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Transfer Agency Waiver/Credits		Class C Distribution and Service Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Dynamic Municipal Income Fund	$–		$–	$2,020,981	$2,020,981

High Yield Municipal Fund	213,144	(a)	–	1,865,815	2,078,959

Municipal Income Completion Fund	34,704		–	283,346	318,050

Short Duration Tax-Free Fund	138,368	(a)	28,214	1,124,002	1,290,584

(a)	Applicable to Class A, Class C and Investor Shares.

G. Line of Credit Facility — As of March 31, 2024, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2024, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000. The facility was changed to $1,150,000,000 effective April 16, 2024.

H. Other Transactions with Affiliates — As of March 31, 2024, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Service

Dynamic Municipal Income Fund	17%

A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees.

For the fiscal year ended March 31, 2024, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

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Notes to Financial Statements (continued) March 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Purchases	Sales	Net Realized Gain/(Loss)

Dynamic Municipal Income Fund	$813,946,055	$542,197,288	$(23,543,744)

High Yield Municipal Fund	316,233,090	450,051,798	(17,973,522)

Municipal Income Completion Fund	9,262,535	36,216,495	(2,909,053)

Short Duration Tax-Free Fund	432,020,243	542,996,340	(10,977,233)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2024, were as follows:

Fund	Purchase of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)

Dynamic Municipal Income Fund	$ 21,769,452	$ 4,330,781,808	$ 21,688,126	$ 3,170,006,511

High Yield Municipal Fund	19,768,830	5,074,897,237	19,627,264	3,590,553,573

Municipal Income Completion Fund	—	85,080,704	—	80,962,801

Short Duration Tax-Free Fund	35,287,780	2,670,247,724	35,090,027	4,054,465,800

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2024 were as follows:

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax- Free Fund

Distributions paid from:

Ordinary Income	$ 14,508,849	$ 28,757,775	$ 509,248	$ 3,863,738

Tax-Exempt income	281,690,208	394,426,986	7,145,371	161,042,417

Total distributions	$ 296,199,057	$ 423,184,761	$ 7,654,619	$ 164,906,155

The tax character of distributions paid during the fiscal year ended March 31, 2023 were as follows:
	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax- Free Fund

Distributions paid from:

Ordinary Income	$ 14,878,864	$ 29,466,262	$ 534,680	$ 5,814,722

Long-term capital gains	—	—	266,029	—

Tax-Exempt income	232,510,560	337,902,049	6,393,677	146,145,365

Total distributions	$ 247,389,424	$ 367,368,311	$ 7,194,386	$ 151,960,087

As of March 31, 2024, the components of accumulated earnings (losses) on a tax-basis were as follow:

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7. TAX INFORMATION (continued)

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax-Free Fund

Undistributed Tax Exempt income — net	$27,767,919	$180,647,510	$228,803	$23,476,927

Total undistributed earnings	$27,767,919	$180,647,510	$228,803	$23,476,927

Capital loss carryforwards:

Perpetual Short-Term	(334,195,885)	(369,218,494)	(3,217,247)	(258,302,980)

Perpetual Long-Term	(218,094,214)	(356,919,797)	(10,734,985)	(235,117,199)

Total capital loss carryforwards	(552,290,099)	(726,138,291)	(13,952,232)	(493,420,179)

Timing differences — (Post October Loss Deferral, Defaulted Bond Income, and Distributions Payable)	(34,207,165)	(22,811,912)	(538,481)	(11,596,408)

Unrealized gains (losses) — net	(105,677,015)	(180,433,396)	(6,003,448)	(5,895,982)

Total accumulated earnings (losses) — net	$(664,406,360)	$(748,736,089)	$(20,265,358)	$(487,435,642)

As of March 31, 2024, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax- Free Fund

Tax Cost	$ 9,299,297,808	$10,835,616,845	$ 192,770,582	$ 4,940,656,865

Gross unrealized gain	181,231,718	404,568,180	4,063,611	56,447,908

Gross unrealized loss	(286,908,733)	(585,001,576)	(10,067,059)	(62,343,890)

Net unrealized gain (loss)	$ (105,677,015)	$ (180,433,396)	$ (6,003,448)	$ (5,895,982)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

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Notes to Financial Statements (continued) March 31, 2024

8. OTHER RISKS (continued)

Geographic and Sector Risk — If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. A Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due

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8. OTHER RISKS (continued)

to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	16,340,497	$245,887,137	22,072,557	$331,771,300

Reinvestment of distributions	1,825,986	27,420,890	1,786,114	26,784,408

Shares redeemed	(22,029,752)	(330,947,216)	(46,862,904)	(704,097,040)

	(3,863,269)	(57,639,189)	(23,004,233)	(345,541,332)

Class C Shares

Shares sold	1,029,038	15,509,811	1,433,521	21,489,634

Reinvestment of distributions	147,417	2,214,055	132,693	1,989,760

Shares redeemed	(2,297,080)	(34,482,948)	(3,307,207)	(49,563,152)

	(1,120,625)	(16,759,082)	(1,740,993)	(26,083,758)

Institutional Shares

Shares sold	148,083,809	2,222,365,511	207,449,449	3,115,644,394

Reinvestment of distributions	8,229,201	123,580,623	6,467,052	96,909,201

Shares redeemed	(112,005,205)	(1,662,472,754)	(244,048,441)	(3,657,756,713)

	44,307,805	683,473,380	(30,131,940)	(445,203,118)

265

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Notes to Financial Statements (continued) March 31, 2024

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Dynamic Municipal Income Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Service Shares

Shares sold	—	$—	—	$—

Reinvestment of distributions	8	118	7	94

Shares redeemed	—	—	—	—

	8	118	7	94

Investor Shares

Shares sold	55,441,884	832,197,935	74,666,658	1,119,912,763

Reinvestment of distributions	3,420,000	51,311,349	2,569,585	38,477,927

Shares redeemed	(41,176,939)	(614,386,158)	(81,041,680)	(1,214,262,037)

	17,684,945	269,123,126	(3,805,437)	(55,871,347)

Class R6 Shares

Shares sold	4,657,742	70,056,696	4,687,923	70,501,060

Reinvestment of distributions	265,648	3,989,732	218,284	3,272,691

Shares redeemed	(3,536,650)	(52,874,929)	(6,721,751)	(100,933,565)

	1,386,740	21,171,499	(1,815,544)	(27,159,814)

Class P Shares

Shares sold	55,801,641	833,757,724	71,024,708	1,064,681,614

Reinvestment of distributions	4,148,010	62,334,526	3,837,555	57,596,013

Shares redeemed	(48,926,470)	(733,881,986)	(137,487,665)	(2,058,993,039)

	11,023,181	162,210,264	(62,625,402)	(936,715,412)

NET INCREASE (DECREASE) IN SHARES	69,418,785	$1,061,580,116	(123,123,542)	$(1,836,574,687)

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	13,436,266	$120,078,219	23,397,802	$214,118,542

Reinvestment of distributions	1,708,357	15,271,578	1,673,864	15,162,368

Shares redeemed	(18,046,488)	(161,369,349)	(30,661,756)	(278,935,117)

	(2,901,865)	(26,019,552)	(5,590,090)	(49,654,207)

Class C Shares

Shares sold	1,796,698	15,945,956	1,821,271	16,510,132

Reinvestment of distributions	199,523	1,784,211	193,714	1,755,104

Shares redeemed	(1,810,204)	(16,094,652)	(3,377,649)	(30,598,586)

	186,017	1,635,515	(1,362,664)	(12,333,350)

Institutional Shares

Shares sold	119,482,294	1,064,639,555	185,201,785	1,687,185,009

Reinvestment of distributions	7,571,120	67,713,713	6,039,516	54,715,972

Shares redeemed	(89,438,341)	(785,187,139)	(193,041,307)	(1,754,570,943)

	37,615,073	347,166,129	(1,800,006)	(12,669,962)

266

GOLDMAN SACHS MUNICIPAL FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Investor Shares

Shares sold	48,629,342	$432,937,780	49,221,207	$448,137,143

Reinvestment of distributions	2,852,522	25,559,484	2,158,093	19,570,133

Shares redeemed	(31,051,748)	(274,592,364)	(51,781,131)	(470,127,402)

	20,430,116	183,904,900	(401,831)	(2,420,126)

Class R6 Shares

Shares sold	937,452	8,434,294	1,380,919	12,685,279

Reinvestment of distributions	84,140	751,132	52,792	476,401

Shares redeemed	(641,905)	(5,746,092)	(771,642)	(6,845,853)

	379,687	3,439,334	662,069	6,315,827

Class P Shares

Shares sold	347,781,337	3,115,780,787	407,334,320	3,686,089,311

Reinvestment of distributions	33,610,141	300,130,640	29,063,961	263,183,702

Shares redeemed	(284,936,374)	(2,498,563,262)	(495,179,133)	(4,464,207,589)

	96,455,104	917,348,165	(58,780,852)	(514,934,576)

NET INCREASE (DECREASE) IN SHARES	152,164,132	$1,427,474,491	(67,273,374)	$(585,696,394)

	Municipal Income Completion Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Separate Account Institutional Shares

Shares sold	5,423,228	$51,813,634	6,227,429	$59,312,133

Reinvestment of distributions	803,990	7,572,492	750,974	7,069,325

Shares redeemed	(6,078,833)	(57,257,131)	(7,863,092)	(74,547,652)

NET INCREASE (DECREASE) IN SHARES	148,385	$2,128,995	(884,689)	$(8,166,194)

	Short Duration Tax-Free Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,611,226	$16,529,789	7,062,309	$72,620,960

Reinvestment of distributions	270,644	2,777,769	220,893	2,270,032

Shares redeemed	(5,318,734)	(54,618,840)	(12,771,327)	(131,302,287)

	(3,436,864)	(35,311,282)	(5,488,125)	(56,411,295)

Class C Shares

Shares sold	105,733	1,082,327	403,942	4,138,812

Reinvestment of distributions	15,935	163,368	10,539	108,163

Shares redeemed	(433,724)	(4,449,068)	(487,051)	(5,004,278)

	(312,056)	(3,203,373)	(72,570)	(757,303)

267

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Notes to Financial Statements (continued) March 31, 2024

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Tax-Free Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	22,877,510	$234,681,518	93,561,437	$961,961,018

Reinvestment of distributions	1,858,352	19,045,388	1,648,791	16,918,760

Shares redeemed	(81,302,364)	(834,773,208)	(182,387,244)	(1,872,456,915)

	(56,566,502)	(581,046,302)	(87,177,016)	(893,577,137)

Service Shares

Shares sold	—	—	—	—

Reinvestment of distributions	251	2,575	175	1,796

Shares redeemed	(3,421)	(35,177)	(48)	(500)

	(3,170)	(32,602)	127	1,296

Investor Shares

Shares sold	3,203,546	32,689,848	14,183,523	145,714,572

Reinvestment of distributions	269,027	2,758,414	255,801	2,625,669

Shares redeemed	(7,307,732)	(74,969,651)	(17,461,788)	(179,527,698)

	(3,835,159)	(39,521,389)	(3,022,464)	(31,187,457)

Class R6 Shares

Shares sold	46,754,456	480,331,210	13,417,696	137,850,360

Reinvestment of distributions	67,517	691,470	53,630	549,794

Shares redeemed	(21,549,514)	(220,518,430)	(21,543,788)	(220,729,702)

	25,272,459	260,504,250	(8,072,462)	(82,329,548)

Class P Shares

Shares sold	90,003,854	923,911,613	199,615,745	2,052,581,191

Reinvestment of distributions	11,733,147	120,185,567	10,729,457	110,079,459

Shares redeemed	(208,095,841)	(2,129,817,737)	(605,482,757)	(6,216,950,915)

	(106,358,840)	(1,085,720,557)	(395,137,555)	(4,054,290,265)

NET DECREASE IN SHARES	(145,240,132)	$(1,484,331,255)	(498,970,065)	$(5,118,551,709)

268

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Completion Fund, and Goldman Sachs Short Duration Tax-Free Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Completion Fund, and Goldman Sachs Short Duration Tax-Free Fund (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 24, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

269

GOLDMAN SACHS MUNICIPAL FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling, and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

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Liquidity Risk Management Program (Unaudited) March 31, 2024

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 13-14, 2024, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

271

GOLDMAN SACHS MUNICIPAL FUNDS

Fund Expenses — Six Month Period Ended March 31, 2024 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Investor and Class R6 Shares, if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024, which represents a period of 183 days of a 366 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Municipal Income Completion Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*
Class A
Actual	$1,000.00	$1,075.60		$3.63	$1,000.00	$1,108.70		$4.48	$N/A	$N/A		$N/A	$1,000.00	$1,034.90		$3.15
Hypothetical 5% return	1,000.00	1,021.50	+	3.54	1,000.00	1,020.75	+	4.29	N/A	N/A		N/A	1,000.00	1,021.90	+	3.13
Class C
Actual	1,000.00	1,071.60		7.46	1,000.00	1,104.60		8.42	N/A	N/A		N/A	1,000.00	1,031.80		5.13
Hypothetical 5% return	1,000.00	1,017.80	+	7.26	1,000.00	1,017.00	+	8.07	N/A	N/A		N/A	1,000.00	1,019.95	+	5.10
Institutional
Actual	1,000.00	1,077.40		1.92	1,000.00	1,110.40		2.85	N/A	N/A		N/A	1,000.00	1,035.30		1.73
Hypothetical 5% return	1,000.00	1,023.15	+	1.87	1,000.00	1,022.30	+	2.73	N/A	N/A		N/A	1,000.00	1,023.30	+	1.72
Service
Actual	1,000.00	1,074.50		4.51	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,032.70		4.32
Hypothetical 5% return	1,000.00	1,020.65	+	4.39	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,020.75	+	4.29
Investor
Actual	1,000.00	923.00		2.16	1,000.00	1,110.00		3.16	N/A	N/A		N/A	1,000.00	1,035.20		1.88
Hypothetical 5% return	1,000.00	1,022.75	+	2.28	1,000.00	1,022.00	+	3.03	N/A	N/A		N/A	1,000.00	1,023.15	+	1.87
Class R6
Actual	1,000.00	1,077.40		1.87	1,000.00	1,110.60		2.80	N/A	N/A		N/A	1,000.00	1,035.30		1.73
Hypothetical 5% return	1,000.00	1,023.20	+	1.82	1,000.00	1,022.35	+	2.68	N/A	N/A		N/A	1,000.00	1,023.30	+	1.72
Class P
Actual	1,000.00	1,077.40		1.87	1,000.00	1,110.60		2.80	N/A	N/A		N/A	1,000.00	1,036.30		1.73
Hypothetical 5% return	1,000.00	1,023.20	+	1.82	1,000.00	1,022.35	+	2.68	N/A	N/A		N/A	1,000.00	1,023.30	+	1.72
Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,102.00		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,025.00	+	N/A	N/A	N/A		N/A

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Fund Expenses — Six Month Period Ended March 31, 2024 (Unaudited) (continued)

The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class P	Separate Account Institutional
Dynamic Municipal Income Fund	0.70%	1.44%	0.37%	0.87%	0.45%	0.36%	0.36%	N/A
High Yield Municipal Fund	0.85	1.60	0.54	N/A	0.60	0.53	0.53	N/A
Municipal Income Completion Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—
Short Duration Tax-Free Fund	0.62	1.01	0.34	0.85	0.37	0.34	0.34	N/A

273

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	181	Verizon Communications Inc.

Cheryl K. Beebe Age: 68	Trustee	Since 2024

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); Director, HanesBrands Inc. (2020–Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President, (2010– 2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				181	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Dwight L. Bush Age: 67	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				181	MoneyLion, Inc. (an operator of a data- driven, digital financial platform)

Kathryn A. Cassidy Age: 70	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021–Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014– December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	181	Vertical Aerospace Ltd. (an aerospace and technology company)

274

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Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company.) Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	181	None

Joaquin Delgado Age: 64	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				181	Stepan Company (a specialty chemical manufacturer)

275

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 61	Trustee	Since 2021

Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013- 2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock.

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				181	None

Lawrence Hughes Age: 65	Trustee	Since 2024	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016 – April 2016). Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	181	None

John F. Killian Age: 69	Trustee	Since 2024

Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011–2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009– 2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				181	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 65	Trustee	Since 2024

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001–2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990 – 2001).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				181	None

276

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Michael Latham Age: 58	Trustee	Since 2024	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007). Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Goldman Sachs Credit Income Fund.	182	None

Lawrence W. Stranghoener Age: 69	Trustee	Since 2024

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003–Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011–2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).

Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund. Chair of the Board of Trustees—Goldman Sachs Credit Income Fund.

				182	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Paul C. Wirth Age: 66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023 – Present) Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	181	None

277

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara* Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993-April 1998). President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	182	None

*

Mr. McNamara is considered to be an “Interested Trustee” of the Trust because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of March 31, 2024.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of March 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2024, Goldman Sachs Trust consisted of 88 portfolios (85 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (36 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public and has been deregistered as an investment company.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

278

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary—Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II; (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

*  Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]   Information is provided as of March 31, 2024.

[2]   Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Municipal Fixed Income Funds — Tax Information (Unaudited)

During the period ended March 31, 2024, 95.10%, 93.20%, 93.35%, and 97.66% of the distributions from net investment income paid by the Dynamic Municipal Income Fund, High Yield Municipal Fund, Municipal Income Completion Fund and Short Duration Tax-Free Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

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FUNDS PROFILE

Goldman Sachs Funds

March 31, 2024

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.56 trillion in assets under supervision as of March 31, 2024, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund

∎ Income Fund

∎ Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Short Duration High Yield Fund[5]

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[6]
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[7]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
[7]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

283

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham TRUSTEES (continued) James A. McNamara Lawrence W. Stranghoener Paul C. Wirth OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov/. The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s website at http://www.sec.gov/. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of March 31, 2024 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2024 Goldman Sachs. All rights reserved. 370247-OTU-05/2024 TFFIAR-24

Goldman Sachs Fund Annual Report March 31, 2024 Short Duration and Government Fixed Income Funds

Goldman Sachs Short Duration and Government Fixed Income Funds

∎	ENHANCED INCOME

∎	GOVERNMENT INCOME

∎	INFLATION PROTECTED SECURITIES

∎	SHORT DURATION BOND

∎	SHORT DURATION GOVERNMENT

∎	SHORT-TERM CONSERVATIVE INCOME

∎	U.S. MORTGAGES

Effective January 24, 2023, open-end mutual funds and exchange traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the Securities and Exchange Commission on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Short Duration and Government Fixed Income Funds

Market Review

During the 12 months ended March 31, 2024 (the “Reporting Period”), the performance of the global fixed income markets was broadly influenced by central bank monetary policies, interest rate volatility, inflation and other macroeconomic data, resilient corporate balance sheets and optimism about a soft landing1 for the U.S. economy.

In April 2023, when the Reporting Period began, global bond yields fluctuated in response to sticky inflation data, signs of moderating economic growth, developments in the banking sector and concerns over tightening credit conditions. The performance of spread, or non-government bond, sectors was rather flat overall, with better than consensus expected earnings and robust supply and demand providing support for investment grade and high yield corporate bonds. In May, spread sectors broadly weakened on concerns surrounding U.S. debt ceiling negotiations and banking sector stress. Heightened U.S./China geopolitical tensions, speculation about U.S. Federal Reserve (“Fed”) policy, the outlook for corporate earnings and growing focus on the rise of artificial intelligence also fueled market volatility. At their May policy meetings, the Fed, European Central Bank (“ECB”) and Bank of England (“BoE”) raised short-term interest rates. The Bank of Japan (“BoJ”) made no changes to its monetary policy. Market conditions improved in June, as investors priced in the view the U.S. would avoid recession. The Fed opted for a hawkish pause. (Hawkish tends to suggest higher interest rates; opposite of dovish.) In other words, the Fed halted monetary policy action for the first time in more than a year but still maintained higher-for-longer messaging on interest rates.

July 2023 was a mixed month for global fixed income overall, as spread sectors delivered strong performance but sovereign government bonds faltered amid continued central bank tightening. The Fed, ECB and BoE each raised their policy rates during the month and stated that incoming data would determine upcoming monetary policy actions. In contrast, the BoJ relaxed its “yield curve control.”2 (Yield curve indicates a spectrum of maturities.)

During August, global fixed income sectors broadly weakened amidst deteriorating risk sentiment, driven in part by investor concerns about China’s property market and worries about softening economic growth in Europe. Investors also remained wary of inflation, as data indicated it might be stickier than consensus expected. Overall, developed markets’ central banks maintained a tightening bias. Yields rose, especially among developed markets sovereign bonds. The 10-year U.S. Treasury yield hit 4.36% on August 22nd, its highest level since 2007. Also in August, Fitch Ratings downgraded long-term U.S. sovereign debt from AAA to AA+, reflecting U.S. governance and medium-term fiscal challenges. September was a weak month for global fixed income. Although the Fed left short-term interest rates unchanged, policymakers suggested there would likely be one more rate hike in 2023. Global bond yields broadly rose, with the 10-year U.S. Treasury yield climbing above 4.5% for the first time since 2007. Meanwhile, investor concerns around China’s economy persisted. Weaker than consensus expected data reflected a short-lived service sector rebound, while exports remained soft and the country’s property sector slump continued.

Global fixed income assets broadly sold off during October 2023, as global bond yields rose to multi-year highs. In the U.S., the 10-year U.S. Treasury yield briefly breached 5% for the first time since 2007. The increase was driven, in our view, by better than previously anticipated U.S. economic growth prospects, which dampened market expectations for Fed interest rate cuts in 2024. November 2023 then saw the greatest easing of U.S. financial conditions in any month during the previous 40 years. Factors behind the easing included ongoing disinflation, soft landing optimism and expectations of a dovish Fed pivot. (Dovish suggests lower interest rates; opposite of hawkish.) Global bond yields plunged, with the 10-year U.S. Treasury yield falling approximately 67 basis points in November. (One basis point is 1/100th of a percentage point.) At both their November and December meetings, Fed policymakers left the targeted federal funds rate unchanged in a range between 5.25% and 5.50%. In December, the Fed signaled it may have reached the peak of its current monetary policy tightening cycle, with its median dot plot projection showing 75 basis points of rate cuts in 2024. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) Following the Fed meeting, U.S. financial conditions eased further, and the 10-year U.S. Treasury yield fell below 4% for the first time since August 2023. During the fourth quarter overall, the ECB, BoE and BoJ left monetary policy unchanged, though the BoJ further increased the flexibility of its yield curve control.

[1]

A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.

[2]

The BoJ had introduced the yield curve control in 2016 to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. A steepening yield curve is one wherein yields on longer-term maturities become increasingly greater than yields on shorter-term maturities.

1

Global bond yields continued to fluctuate during January 2024. They were, by turns, pushed up by hawkish Fed commentary and optimism about a soft landing and pushed down by progress on disinflation and expectations about potential central bank rate cuts. Although developed markets’ central banks maintained their policy stance during the month and indicated interest rate cuts were unlikely in the first calendar quarter, they generally removed their hiking biases from policy statements and signaled they expected policy rates to be lower at the end of 2024. In February, ongoing strength in the U.S. economy and improving investor sentiment in Europe boosted the performance of risk assets overall. Markets pulled back their expectations for the timing of central bank rate cuts, which sent government bond yields lower. However, in March, global government bond yields rose overall. Signals of strong U.S. economic growth and bumpy inflation led investors to anticipate the Fed would further delay its plan to cut interest rates. In fact, at its March policy meeting, the Fed opted to keep interest rates unchanged and delivered relatively dovish commentary. The ECB and BoE also remained on hold. In contrast, the Swiss National Bank cut interest rates, reflecting Switzerland’s disinflation progress. Lastly, and momentously, the BoJ raised interest rates—for the first time since 2007—and ended its yield curve control.

During the Reporting Period overall, spread sectors broadly produced positive absolute returns, with virtually all outperforming U.S. Treasury securities. Bank loans, high yield corporate bonds and sovereign emerging markets debt performed best. Investment grade corporate bonds, commercial mortgage-backed securities, asset backed securities, mortgage-backed securities and agency securities also delivered positive returns, albeit to a more modest degree. U.S. Treasury inflation protected securities (“TIPS”) generated only a slightly positive return during the Reporting Period but still outperformed U.S. Treasury securities. Lower quality securities generally outperformed those of higher quality during the Reporting Period.

U.S. Treasury yields rose across the yield curve, with intermediate and longer-term U.S. Treasury yields increasing more than shorter-term U.S. Treasury yields. The yield on the bellwether 10-year U.S. Treasury rose approximately 72 basis points to end the Reporting Period at 4.20%.

Looking Ahead

At the end of the Reporting Period, we noted growing normalization in economic data trends. In our view, low unemployment and disinflation were bolstering real wage growth, which, along with rising consumer confidence, should sustain consumer spending—a crucial driver of growth in major economies. Manufacturing activity appeared to be set for gradual recovery, supported by steady global economic growth as well as by anticipated central bank interest rate reductions. That said, we thought the range of potential outcomes was wide, amplified by uncertainties, including the lingering impact of higher interest rates and geopolitical instability.

Despite a bump in inflation early in 2024, we believed disinflationary conditions persisted at the end of the Reporting Period. In developed economies, consensus inflation expectations were stable, and the breadth of inflation had fallen, with extreme price rises in the U.S. and Europe becoming less common. Developed markets’ central banks, despite maintaining unchanged monetary policies in the first quarter of 2024, were signaling a dovish turn, provided inflation data did not surprise to the upside. Within emerging markets, we noted the pace of disinflation was accelerating, particularly in Central and Eastern Europe and Latin America—regions that had previously experienced the highest inflation rates. Overall, we thought emerging markets’ central banks would likely continue cutting interest rates. In our view, this trend would be helped if developed markets’ central banks cut their policy rates, as it would reduce the risk of emerging markets seeing currency depreciation.

Regarding the fixed income markets, at the end of the Reporting Period we thought the easing of central bank monetary policy, combined with solid private sector balance sheets and steady economic growth, should continue to support strong performance in spread sectors. That said, the landscape was not without its challenges. Downside risks to economic growth and upside risks to inflation and geopolitical instability underscored the importance of active security selection and the strategic role of government bonds and relatively safe-haven currencies, such as the U.S. dollar, in mitigating risks, in our opinion.

2

FUND RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Administration, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 5.65%, 5.62%, 5.78%, 5.37%, 5.81%, 5.90% and 5.79%, respectively. These returns compare to the 4.29% average annual total return of the ICE BofAML One-Year U.S. Treasury Note Index (“BofAML One-Year U.S. Treasury Note Index”) during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed most positively to returns during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Conversely, our duration and yield curve positioning strategy detracted from results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.)

Bottom-up individual issue selection overall contributed positively, with selection amongst and corporate credit and securitized sectors being the major contributors.

The Fund’s duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Within our cross-sector strategy, the Fund’s overweights to investment grade corporate bonds and to AAA-rated collateralized loan obligations (“CLOs”) contributed positively to its performance during the Reporting Period. These securities generally benefited from earning spread carry during the Reporting Period. (Spread is the differential in yield to duration-equivalent U.S. Treasuries. Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative.) Bottom-up individual issue selection within the corporate credit and securitized sectors further contributed to Fund returns.

There were no significant detractors from a sector perspective during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from the Fund’s performance during the Reporting Period, driven primarily by our positioning and exposure to the U.S. yield curve. The Fund generally held a modestly longer duration than that of the BofAML One-Year U.S. Treasury Note Index during the Reporting Period, a stance driven by our view of broad macroeconomic conditions as well as by selection trades. However, as the broad macroeconomic backdrop remained volatile during the Reporting Period and as interest rates moved higher as the Fed hiked its targeted federal funds rate 50 basis points during the Reporting Period, such duration positioning detracted. (A basis point is 1/100th of a percentage point.)

3

FUND RESULTS

The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used both interest rate swaps and Treasury futures during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund used CLOs, collateralized mortgage obligations (“CMOs”) and swaptions to implement various investment views. The Fund used forward foreign currency exchange contracts for hedging purposes and to take active views in the currency market. During the Reporting Period, the use of CLOs, CMOs and Treasury futures had a positive effect on the Fund’s performance. The use of interest rate swaps had a negative effect on the Fund’s performance. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we increased the Fund’s weighting in U.S. Treasuries but maintained an underweighted allocation overall. We increased the Fund’s already overweighted allocation to asset-backed securities. We decreased the Fund’s allocation to corporate credit, both investment grade and high yield, but maintained an overweighted exposure overall. We also increased the Fund’s position in cash during the Reporting Period.

Additionally, as mentioned already, we made adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.
Q	How was the Fund positioned relative to its benchmark index at the end of March 2024?

A

While the Fund’s benchmark is a U.S. Treasury index, the Fund continued to hold a portion of its assets in non-Treasury sectors not represented in the BofAML One-Year U.S. Treasury Note Index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably investment grade corporate bonds and asset-backed securities. The Fund also maintained exposures, albeit more modestly, to quasi-government securities, commercial mortgage-backed securities, residential mortgage-backed securities, high yield corporate bonds and emerging markets debt. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. The Fund also had a position in cash at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, duration management and duration positioning continued to play key roles in the management of the Fund. That said, regardless of the interest rate environment, we intended to continue to utilize an active management approach to provide the best possible return within the framework of the Fund’s guidelines and objectives. Also, as always, we intended to continue to closely monitor economic data, inflation expectations, yield differentials across sectors, Fed policy and any shifts in the yield curve, as we strive to navigate the market environment. Our expectation at the end of the Reporting Period was that the Fed is likely to cut its policy rate in 2024, albeit later than it initially expected. In addition, we believed the recent rise in U.S. Treasury yields, driven by resilient economic data and Fed pushback of early rate cuts, is likely temporary. Our view was that U.S. Treasury yields are likely to fall even as the Fed cutting cycle begins, although perhaps at higher levels than anticipated at the beginning of 2024.

4

FUND BASICS

Enhanced Income Fund

as of March 31, 2024

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

~

“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML One-Year U.S. Treasury Note Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Enhanced Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A	5.65%	1.91%	1.38%	—

Administration	5.62%	1.89%	1.40%	—

Institutional	5.78%	2.14%	1.65%	—

Service (Commenced December 10, 2021)	5.37%	N/A	N/A	2.13%

Investor	5.81%	2.08%	1.57%	—

Class R6 (Commenced July 31, 2015)	5.90%	2.17%	N/A	1.94%

Class P (Commenced April 20, 2018)	5.79%	2.15%	N/A	2.21%

	* These returns assume reinvestment of all distributions at NAV.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

FUND RESULTS

Goldman Sachs Government Income Fund

March 31, 2024

Investment Objective The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 0.56%, -0.18%, 0.87%, 0.37%, 0.81%, 0.88%, 0.31% and 0.88%, respectively. These returns compare to the 0.61% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Government/Mortgage Index (the “Bloomberg Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy overall contributed most positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration strategy also added to the Fund’s relative performance during the Reporting Period. The duration strategy is typically implemented via interest rate swaps and/or futures. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Bottom-up individual issue selection overall, which are strategies that reflect any active views we take within particular sectors, contributed positively during the Reporting Period as well.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Within our cross-sector strategy, the Fund’s positioning in agency securities and commercial mortgage-backed securities contributed most positively. Positioning in asset-backed securities and mortgage-backed securities credit boosted Fund results as well, albeit to a lesser degree. This was only partially offset by positioning in mortgage-backed securities, which detracted.

Individual issue selection overall in the government/swaps sector contributed positively to the Fund’s relative results during the Reporting Period.

Individual issue selection within the securitized sector overall detracted from performance. Selection of asset-backed securities, commercial mortgage-backed securities and non-agency mortgage-backed securities contributed positively. However, selection among agency mortgage-backed securities materially detracted. Among mortgage-backed securities, a factor known as moneyness, which describes how exposure to different coupons of agency mortgage-backed securities affected performance, added value. However, this was more than offset by exposure to Ginnie Maes over conventional agency mortgage-backed securities, such as Fannies Maes and Freddie Macs, and by selection of specified mortgage-backed securities pools, which dampened relative performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration and yield curve positioning overall helped the Fund’s relative results during the Reporting Period. The Fund’s duration positioning remained rather consistent during the Reporting Period with a modestly longer duration than that of the Bloomberg Index, though we tactically adjusted its duration slightly shorter and slightly longer as market conditions shifted. (Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.)

7

FUND RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures, federal funds futures and bond exchange traded futures contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright duration and term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund also used swaptions as part of the Fund’s regular investment process as we sought to enhance return. During the Reporting Period, the use of futures, especially Treasury futures, contributed positively. The use of interest rate swaps and swaptions had a negative impact on Fund performance overall. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we reduced the Fund’s allocation to agency mortgage-backed securities. For the majority of 2023, the Fund maintained an overweighted allocation to agency mortgage-backed securities, driven by what we considered to be attractive relative valuations, a positive forward outlook for contained interest rate volatility, and positive technical (i.e., supply/demand) dynamics, driven by low organic supply. We reduced this overweight and ended the Reporting Period with a rather neutral weighting relative to the Bloomberg Index, as spreads, or yield differentials to duration-equivalent U.S. Treasury securities, became tighter from a historical perspective, rate volatility increased, and supply picked up in light of spring housing market seasonal factors, wherein we traditionally see an uptick in daily mortgage origination as the housing market thaws from its winter lows.

We increased the Fund’s allocation to commercial mortgage-backed securities during the Reporting Period. More specifically, we added to the Fund’s exposure to commercial mortgage-backed securities in the first quarter of 2024, as we believed fundamentals within the sector had improved and strong economic growth data and mostly steady demand bolstered fixed income risk assets’ performance during these months. We maintained a mostly consistent allocation to asset-backed securities during the Reporting Period.

Additionally, as mentioned earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed though maintained a modestly longer duration overall relative to that of the Bloomberg Index.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2024?

A

At the end of March 2024, the Fund had overweighted allocations relative to the Bloomberg Index on a market-value weighted basis in quasi-government securities and, to a lesser extent, commercial mortgage-backed securities, asset-backed securities and mortgage-backed securities, especially non-agency collateralized mortgage obligations and agency collateralized mortgage obligations. Within the mortgage-backed securities sector, the Fund had an underweight to pass-through mortgage-backed securities. The Fund was underweight relative to the Bloomberg Index in U.S. Treasury securities at the end of the Reporting Period. The Fund had a modestly longer duration than that of the Bloomberg Index at the end of the Reporting Period.

8

FUND BASICS

Government Income Fund

as of March 31, 2024

FUND COMPOSITION*

  Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

~

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Government/Mortgage Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Government Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	0.56%	-0.63%	0.47%	—
Including sales charges	-3.19%	-1.39%	0.09%	—

Class C
Excluding contingent deferred sales charges	-0.18%	-1.37%	-0.27%	—
Including contingent deferred sales charges	-1.18%	-1.37%	-0.27%	—

Institutional	0.87%	-0.31%	0.81%	—

Service	0.37%	-0.81%	0.30%	—

Investor	0.81%	-0.37%	0.73%	—

Class R6 (Commenced July 31, 2015)	0.88%	-0.30%	N/A	0.52%

Class R	0.31%	-0.87%	0.23%	—

Class P (Commenced April 20, 2018)	0.88%	-0.30%	N/A	0.49%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

FUND RESULTS

Goldman Sachs Inflation Protected Securities Fund

March 31, 2024

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -0.17%, -0.86%, 0.16%, 0.17%, 0.17%, -0.41% and 0.27%, respectively. These returns compare to the 0.45% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Bloomberg U.S. TIPS Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) contributed most positively to the Fund’s relative performance during the Reporting Period.

The Fund’s cross-sector strategy also added value, albeit modestly, to its results during the Reporting Period. The cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

Overall, the Fund’s duration strategy detracted from its results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) The duration strategy for the Fund is primarily implemented via interest rate swaps and/or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Yield curve positioning, which indicates a spectrum of interest rates within a particular sector based on maturities of varying lengths, also detracted from Fund performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Our specific selection of TIPS contributed most positively to the Fund’s relative performance during the Reporting Period. This was offset somewhat by the Fund’s allocation positioning along the maturity spectrum of TIPS, i.e., overweights and underweights to shorter-dated versus longer-dated segments of the TIPS market, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration strategy detracted, but modestly, from its relative results during the Reporting Period. The Fund’s duration positioning remained largely neutral to that of the Bloomberg U.S. TIPS Index during the Reporting Period, though we tactically adjusted its duration slightly shorter and slightly longer as market conditions shifted.

Yield curve positioning, primarily implemented via interest rate swaps and swap options, also hurt the Fund’s results during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures and federal funds futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps, basis swaps and swaptions were similarly used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Inflation-linked swaps were used to help grant us greater precision and versatility in the management of active strategies. During the Reporting Period, the use of futures, especially Treasury futures, contributed positively overall to the Fund’s performance as

11

FUND RESULTS

did the use of basis swaps and inflation-linked swaps. The use of swaptions and interest rate swaps detracted overall from performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period, adjusting positioning according to changes in realized inflation. That said, overall, we increased the Fund’s allocation to TIPS going into 2024, as inflation expectations remained more anchored than they had been in 2023, driven by three consecutive months of strong Consumer Price Index data. Within the Fund’s allocation to TIPS, we increased the Fund’s exposure to longer-dated TIPS, i.e., those with a maturity of greater than seven years, and decreased its exposure to shorter-dated TIPS, i.e., those with a maturity of less than seven years, during the Reporting Period.

Overall, the Fund’s duration positioning shifted modestly during the Reporting Period as market conditions changed, though we did extend the Fund’s duration to a slightly longer position relative to that of the Bloomberg U.S. TIPS Index in the last four months of the Reporting Period before bringing it back to a neutral position at the end of the Reporting Period.

In our view at the end of the Reporting Period, despite our inflationary pressures indicators showing disinflation, inflation and activity strength in the last months of the Reporting Period suggested that yields may increase further as market expectations shifted towards a slower pace of rate cuts. As a result, we turned cautious on rates and intend to maintain this approach until we gain stronger conviction in disinflation or if the market’s policy expectations appear excessively hawkish. Instead, we expect divergence in the pace of rate cutting cycles to present greater opportunities for cross-market views going forward. For instance, rates in the U.K., Sweden and Canada may outperform due to quicker disinflation progress and sharper monetary easing. We also favored an overweight stance on a cross-market basis in Europe, as disinflation pointed, in our opinion, to the European Central Bank easing its monetary policy this summer despite diminishing downside growth risks. Conversely, the Fund was underweight intermediate Japanese government bonds, anticipating underperformance, as we believed Japan’s inflation outlook may lead to further moderate rate hikes by the Bank of Japan. We also saw merit in positioning for a steepening of yield curves. In our view, rate cuts in the coming months would lower short-end yields, while resilient growth, high debt issuance, and a re-evaluation of the neutral rate would likely keep long-end yields higher.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2024?

A

At the end of March 2024, the Fund had most of its total net assets invested in TIPS, with the remainder in cash and derivatives. The Fund had a rather neutral duration relative to that of the Bloomberg U.S. TIPS Index at the end of the Reporting Period.

Going forward, we intend to continue to closely monitor macro developments for the potential impact on inflation expectations as we position the Fund’s portfolio.

12

FUND BASICS

Inflation Protected Securities Fund

as of March 31, 2024

FUND COMPOSITION*

  Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

**	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 10.07% and 9.92% years, at March 31, 2024 and March 31, 2023, respectively.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Treasury Inflation- Protected Securities (TIPS) Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Inflation Protected Securities Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-0.17%	1.83%	1.62%	—
Including sales charges	-3.88%	1.07%	1.23%	—

Class C
Excluding contingent deferred sales charges	-0.86%	1.10%	0.87%	—
Including contingent deferred sales charges	-1.85%	1.10%	0.87%	—

Institutional	0.16%	2.18%	1.96%	—

Investor	0.17%	2.10%	1.87%	—

Class R6 (Commenced July 31, 2015)	0.17%	2.20%	N/A	2.10%

Class R	-0.41%	1.60%	1.36%	—

Class P (Commenced April 20, 2018)	0.27%	2.22%	N/A	2.33%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

FUND RESULTS

Goldman Sachs Short Duration Bond Fund

March 31, 2024

Investment Objective The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses Goldman Sachs Short Duration Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 4.55%, 4.03%, 4.76%, 4.70%, 4.88%, 4.30% and 4.77%, respectively. These returns compare to the 3.98% average annual total return of the Goldman Sachs Short Duration Bond Fund Composite Index (the “Short Duration Bond Composite”) during the same period. The Short Duration Bond Composite is comprised 50% of the Bloomberg U.S. 1-3 Year Corporate Bond Index and 50% of the Bloomberg U.S. 1-3 Year Government Bond Index, which generated average annual total returns of 4.99% and 2.97%, respectively, over the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed most positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Conversely, our duration and yield curve positioning strategy detracted from Fund performance during the Reporting Period. (Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) The duration strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Bottom-up individual issue selection overall contributed positively to the Fund’s relative performance during the Reporting Period.
Q	Which fixed income market sectors most significantly affected Fund performance?

A

Within our cross-sector strategy, the Fund’s overweights to high yield corporate bonds and to AAA-rated collateralized loan obligations (“CLOs”) contributed positively to its performance during the Reporting Period. The better than consensus expected trajectory of disinflation during the second half of 2023, coupled with robust economic growth, was supportive of a strengthening in the soft landing narrative. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.) This scenario also resulted in a dovish shift in Federal Reserve (“Fed”) policymakers’ sentiment in December 2023 from “higher for longer” to a sooner than consensus expected timing of Fed rate cuts. Together, these factors led to a broad rally in risk assets.

Individual issue selection within our corporate credit selection strategy added to the Fund’s performance during the Reporting Period. More specifically, within corporate credit, the Fund’s emphasis on lower quality credits within the investment grade corporate bond sector and bias toward higher quality credits within the high yield corporate bond sector especially helped. Issue selection within our securitized sector strategy also proved beneficial.

There were no significant detractors from a sector perspective during the Reporting Period.

Government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning overall detracted from the Fund’s performance during the Reporting Period. While positioning along and

15

FUND RESULTS

exposure to the U.S. yield curve generally added value, especially during the months when the Fed was still actively hiking the federal funds rate, targeted duration trades within the Fund’s cross-sector strategy detracted. The Fund was positioned with a duration shorter than that of the Short Duration Bond Composite during the Reporting Period.

The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through both volatile markets and shifting narratives as to when the Fed may begin to cut interest rates. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures, federal funds futures, interest rate swaps and basis swaps during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. Additionally, the Fund used forward foreign currency exchange contracts to hedge its exposure to foreign currency exposure and increase total return. The Fund also used collateralized loan obligations (“CLOs”), collateralized mortgage obligations (“CMOs”), swaptions and TBAs (“to be announced”) to implement various investment views.

The use of CLOs, CMOs, credit default swaps, interest rate swaps and TBAs had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period. The use of forward foreign currency exchange contracts and Treasury futures had a negative impact, on a net basis, on the Fund’s performance during the Reporting Period, while the use of basis swaps, federal funds futures and swaptions had a rather neutral effect.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. During the Reporting Period, we decreased the Fund’s allocation to U.S. Treasuries, deepening the already underweighted allocation. We also decreased the Fund’s exposure to high yield corporate bonds.

We increased the Fund’s allocations to asset-backed securities, commercial mortgage-backed securities and investment grade corporate bonds, but we maintained an underweighted exposure to the latter-mentioned sector relative to the Short Duration Bond Composite. We reduced the Fund’s position in cash during the Reporting Period.

Additionally, as mentioned already, we made adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2024?

A

While the Fund is benchmarked to an equally-balanced composite of the Bloomberg U.S. 1-3 Year Corporate Bond Index and the Bloomberg U.S. 1-3 Year Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Bond Composite. Indeed, in addition to investment grade corporate bonds, the Fund maintained exposure to several other spread, or non-Treasury, sectors throughout the Reporting Period, most notably asset-backed securities, high yield corporate bonds, residential mortgage-backed securities, commercial mortgage-backed securities and emerging markets debt. The Fund also had modest exposure to quasi-government bonds at the end of the Reporting Period. The Fund also maintained a position in cash and cash equivalents[1] at the end of the Reporting Period. The Fund maintained a slightly shorter U.S. duration position compared to that of the Short Duration Bond Composite at the end of the Reporting Period.

From a country perspective, the Fund held more than 80% of its net assets in U.S. securities, on a market-value weighted basis. The Fund also held modest exposure to European, Canadian, U.K., Australian, Japanese and emerging markets securities at the end of the Reporting Period.

[1]

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

16

FUND RESULTS

At the end of the Reporting Period, duration management and duration positioning continued to play key roles in the management of the Fund. That said, regardless of the interest rate environment, we intended to continue to utilize an active management approach to provide the best possible return within the framework of the Fund’s guidelines and objectives. Also, as always, we intended to continue to closely monitor economic data, inflation expectations, yield differentials across sectors, Fed policy and any shifts in the yield curve, as we strive to navigate the market environment. Our expectation at the end of the Reporting Period was that the Fed is likely to cut its policy rate in 2024, albeit later than it initially expected. In addition, we believed the recent rise in U.S. Treasury yields, driven by resilient economic data and Fed pushback of early rate cuts, was likely temporary. Our view was that U.S. Treasury yields are likely to fall even as the Fed cutting cycle begins, although perhaps at higher levels than anticipated at the beginning of 2024.

17

FUND BASICS

Short Duration Bond Fund

as of March 31, 2024

FUND COMPOSITION*

  Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS SHORT DURATION BOND FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Short Duration Bond Fund Composite Index, which is comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Bond Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	4.55%	1.69%	1.43%	—
Including sales charges	3.02%	1.38%	1.28%	—

Class C
Excluding contingent deferred sales charges	4.03%	1.24%	1.02%	—
Including contingent deferred sales charges	3.36%	1.24%	1.02%	—

Institutional	4.76%	1.99%	1.77%	—

Investor	4.70%	1.92%	1.68%	—

Class R6 (Commenced July 31, 2015)	4.88%	2.00%	N/A	1.90%

Class R	4.30%	1.44%	1.19%	—

Class P (Commenced April 20, 2018)	4.77%	2.00%	N/A	2.27%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

19

FUND RESULTS

Goldman Sachs Short Duration Government Fund

as of March 31, 2024

Investment Objective The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 2.26%, 1.85%, 2.48%, 2.08%, 2.51%, 2.60% and 2.60%, respectively. These returns compare to the 2.25% average annual total return of the Fund’s benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index (“BofAML Two-Year U.S. Treasury Note Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed most positively to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also contributed positively to relative performance. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) Bottom-up individual issue selection overall also added to the Fund’s performance during the Reporting Period. There were no significant detractors from the Fund’s results during the Reporting Period.

The Fund’s government/swaps selection and duration strategies are primarily implemented via interest rates swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Within our cross-sector strategy, the Fund’s overweights to mortgage-backed securities and agency securities contributed most positively to the Fund’s performance.

Overall, our government/swaps selection strategy also contributed positively to the Fund’s results during the Reporting Period. Selection of specific U.S. Treasury securities within the government/swaps sector helped most.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, driven primarily by our positioning and exposure to the U.S. yield curve, especially during the months when the Fed was still actively hiking the federal funds rate. More specifically, the Fund’s underweight exposure to the two-year segment of the U.S. yield curve added to performance most within our strategy through much of the Reporting Period.

The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through both volatile markets and shifting narratives as to when the Fed may begin to cut interest rates. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures, federal funds futures, interest rate swaps, basis swaps and swaptions during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is

20

FUND RESULTS

the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund also used collateralized mortgage obligations (“CMOs”) and TBAs (“to be announced”) to implement certain investment views. Overall, during the Reporting Period, the use of CMOs, interest rate swaps, Treasury futures and TBAs had a positive impact, on a net basis, on the Fund’s performance. The use of swaptions had a negative impact, on a net basis, on the Fund’s performance during the Reporting Period, while the use of basis swaps and federal funds futures had a rather neutral effect.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we increased the Fund’s exposure to U.S. Treasuries, though we maintained the Fund’s sector underweight relative to the BofAML Two-Year U.S. Treasury Note Index. We reduced the Fund’s position in cash during the Reporting Period. Additionally, as mentioned already, we made modest adjustments in the Fund’s duration positioning as market conditions shifted during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2024?

A

While the Fund’s benchmark is comprised of a U.S. Treasury index, the Fund continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably mortgage-backed securities and quasi-government securities. The Fund also maintained a position in cash and cash equivalents[1] at the end of the Reporting Period. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, at the end of the Reporting Period, the Fund had a modestly longer duration position than that of the BofAML Two-Year U.S. Treasury Note Index.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, duration management and duration positioning continued to play key roles in the management of the Fund. That said, regardless of the interest rate environment, we intended to continue to utilize an active management approach to provide the best possible return within the framework of the Fund’s guidelines and objectives. Also, as always, we intended to continue to closely monitor economic data, inflation expectations, yield differentials across sectors, Fed policy and any shifts in the yield curve, as we strive to navigate the market environment. Our expectation at the end of the Reporting Period was that the Fed is likely to cut its policy rate in 2024, albeit later than it initially expected. In addition, we believed the recent rise in U.S. Treasury yields, driven by resilient economic data and Fed pushback of early rate cuts, was likely temporary. Our view was that U.S. Treasury yields are likely to fall even as the Fed cutting cycle begins, although perhaps at higher levels than anticipated at the beginning of 2024.

[1]

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

21

FUND BASICS

Short Duration Government Fund

as of March 31, 2024

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

~

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Government Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	2.26%	0.35%	0.47%	—
Including sales charges	0.74%	0.05%	0.33%	—

Class C
Excluding contingent deferred sales charges	1.85%	-0.05%	0.07%	—
Including contingent deferred sales charges	1.19%	-0.05%	0.07%	—

Institutional	2.48%	0.66%	0.80%	—

Service	2.08%	0.18%	0.30%	—

Investor	2.51%	0.61%	0.73%	—

Class R6 (Commenced July 31, 2015)	2.60%	0.69%	N/A	0.83%

Class P (Commenced April 20, 2018)	2.60%	0.69%	N/A	0.98%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

23

FUND RESULTS

Goldman Sachs Short-Term Conservative Income Fund

March 31, 2024

Investment Objective The Fund seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short-Term Conservative Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 5.68%, 5.92%, 5.94%, 6.03% and 5.93%, respectively. These returns compare to the 5.17% average annual total return of the Fund’s benchmark, the Bloomberg Short-Term Government/Corporate Index (“Bloomberg Index”), during the same time period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had an average annual total return of 5.23% during the same time period.

Effective January 12, 2024, Administrative and Preferred Shares of the Fund were terminated, per approval of the Board of Trustees of Goldman Sachs Trust.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection overall contributed most positively to the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy added value to the Fund’s performance. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) Our cross-sector strategy also generated positive results overall during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. There were no significant detractors from the Fund’s results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Our individual security selection strategies overall added most to the Fund’s relative results during the Reporting Period. Gains were driven largely by our government/swaps selection strategy. Corporate credit selection also proved beneficial.

Within our cross-sector strategy, the Fund’s overweight to investment grade corporate bonds, including commercial paper and certificates of deposit, helped most, earning high quality carry during the Reporting Period, which drove performance. (Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning contributed positively to relative results during the Reporting Period, driven primarily by our positioning and exposure to the U.S. yield curve. The Fund’s duration positioning was short relative to that of the Bloomberg Index for most of 2023, given an inverted yield curve, which helped as interest rates rose during the early months of the Reporting Period. (An inverted yield curve indicates yields on shorter-term maturities being higher than yields on longer-term maturities.) We then lengthened the Fund’s duration following the Fed’s December 2023 dovish statements. (Dovish tends to suggest lower interest rates; opposite of hawkish.)

The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through both volatile markets

24

FUND RESULTS

and shifting narratives as to when the Fed may begin to cut interest rates. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. During the Reporting Period, we reduced the Fund’s allocations relative to the Bloomberg Index in U.S. Treasuries and quasi-government securities and increased its exposure to investment grade corporate bonds. We reduced the Fund’s position in cash during the Reporting Period.

Additionally, as mentioned already, we made adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2024?

A

At the end of the Reporting Period, the Fund had an emphasis on investment grade corporate bonds with lesser allocations to U.S. government securities and quasi-government securities. The Fund also maintained a position in cash and cash equivalents[1] at the end of the Reporting Period. Further, the Fund maintained a modestly longer duration position compared to that of the Bloomberg Index at the end of the Reporting Period.

[1]

Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

At the end of the Reporting Period, duration management and duration positioning continued to play key roles in the management of the Fund. That said, regardless of the interest rate environment, we intended to continue to utilize an active management approach to provide the best possible return within the framework of the Fund’s guidelines and objectives. Also, as always, we intended to continue to closely monitor economic data, inflation expectations, yield differentials across sectors, Fed policy and any shifts in the yield curve, as we strive to navigate the market environment. Our expectation at the end of the Reporting Period was that the Fed is likely to cut its policy rate in 2024, albeit later than it initially expected. In addition, we believed the recent rise in U.S. Treasury yields, driven by resilient economic data and Fed pushback of early rate cuts, was likely temporary. Our view was that U.S. Treasury yields are likely to fall even as the Fed cutting cycle begins, although perhaps at higher levels than anticipated at the beginning of 2024.

25

FUND BASICS

Short-Term Conservative Income Fund

as of March 31, 2024

FUND COMPOSITION*

  Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper and certificates of deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

26

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bloomberg Short-Term Government/ Corporate Index and ICE BofAML 3-6 Month U.S. Treasury Bill Index (with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short-Term Conservative Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced October 31, 2016)	5.68%	2.14%	N/A	1.96%

Institutional	5.92%	2.37%	1.82%	—

Investor (Commenced August 14, 2018)	5.94%	2.29%	N/A	2.33%

Class R6 (Commenced November 30, 2017)	6.03%	2.38%	N/A	2.39%

Class P (Commenced April 20, 2018)	5.93%	2.38%	N/A	2.42%

* These returns assume reinvestment of all distributions at NAV.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

27

FUND RESULTS

Goldman Sachs U.S. Mortgages Fund

March 31, 2024

Investment Objective The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 1.15%, 1.49%, 1.49%, 1.52%, 1.50% and 1.61%, respectively. These returns compare to the 1.61% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Securitized Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets and the Fund during the Reporting Period?

A

During the second quarter of 2023, when the Reporting Period began, the performance of agency mortgage-backed securities was relatively flat. Spreads (or yield differentials versus equivalent-duration U.S. Treasury securities) tightened, as investors set aside a number of concerns, including banking sector stress, the lifting of the U.S. debt ceiling and the Federal Deposit Insurance Corporation’s selling of Silicon Valley Bank’s and Signature Bank’s mortgage-backed securities holdings.

Agency mortgage-backed securities then had a challenging third calendar quarter, recording negative absolute returns amid widening spreads. Long-term interest rates rose faster than short-term interest rates, resulting in what is called a “bear steepener,” as the Federal Reserve (“Fed”) suggested it might keep policy rates higher for longer. Housing market data painted a picture of an environment that was exceedingly supply constrained, with near-record high mortgage rates broadly reducing homeowners’ incentive to move.

In the fourth calendar quarter, agency mortgage-backed securities generated positive absolute returns. At first, the sector struggled, driven by heightened interest rate volatility and an increase in secondary market supply due to a selloff in October. During November and December, agency mortgage-backed securities posted gains, as investor selling abated, interest rate volatility eased and a supportive macroeconomic backdrop emerged. During the fourth quarter overall, spreads on agency mortgage-backed securities tightened amid a growing market consensus that the Fed was at the end of its interest rate hiking cycle. Investors generally focused on the number, timing and depth of potential Fed rate cuts in 2024, while economic data was broadly supportive of a soft landing.[1]

During the first quarter of 2024, agency mortgage-backed securities posted losses. Spreads widened as interest rate volatility increased. Meanwhile, after sending positive signals in January and February, the housing market weakened during March, with home sales recording a significant decline and mortgage interest rates rising.

For the Reporting Period overall, agency mortgage-backed securities, as represented by the Index, produced a positive absolute return. Fannie Mae and Freddie Mac mortgage-backed securities outperformed Ginnie Mae mortgage-backed securities during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund underperformed the Index during the Reporting Period, with individual issue selection detracting from returns. Our cross-sector strategy contributed positively to relative performance. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. Our

[1]

A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.

28

FUND RESULTS

duration positioning strategy also added modestly to results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

The Fund was hurt by its overweight versus the Index in agency mortgage-backed securities. Within individual issue selection, our preference for Ginnie Mae mortgage-backed securities over Fannie Mae and Freddie Mac mortgage-backed securities especially detracted from relative returns. In addition, the Fund’s positioning in the coupon stack (that is, across securities with different coupons) held back performance during the Reporting Period.

Within the cross-sector strategy, the Fund benefited from its investments in collateralized loan obligations (“CLOs”) and from an overweight relative to the Index in commercial mortgage-backed securities (“CMBS”). Conversely, our efforts to hedge the Fund’s interest rate exposure detracted from relative performance.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A

During the Reporting Period, the Fund’s duration positioning strategy added modestly to relative performance. Specifically, the Fund benefited from its slightly long duration position on the U.S. Treasury yield curve. (The duration positioning strategy is implemented via bonds as well as interest rate swaps and/or futures.) Our yield curve positioning strategy did not have a material impact on performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in U.S. Treasury futures, interest rate swaps, swaptions (options on interest rate swap contracts) and credit default swaps. The Fund employed U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Swaptions were employed to express our interest rate views and to hedge volatility and yield curve risks in the Fund. The Fund employed credit default swaps to manage the beta of the Fund on an active basis. (In this context, beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.) Derivatives may be used in combination with cash securities to implement our views in the Fund.

The Fund’s use of U.S. Treasury futures had a positive impact on performance during the Reporting Period. Collectively, the use of interest rate swaps and swaptions had a negative impact on the Fund’s returns. The use of credit default swaps did not have a meaningful impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the first half of the Reporting Period, the Fund was overweight relative to the Index in agency mortgage-backed securities based on what we considered to be attractive valuations, our outlook for contained interest rate volatility and favorable market technicals (that is, supply/demand dynamics) driven by low supply. We began decreasing the size of that overweight in November 2023, continuing to do so through the first quarter of 2024, as interest rate volatility increased and supply picked up due to spring seasonal trends in the housing market. In addition, during the first quarter of 2024, we reduced the Fund’s overweight in Ginnie Mae mortgage-backed securities, as the speed of mortgage prepayments increased and we saw a decline in near-term demand catalysts. Also, we decreased the Fund’s allocation to CLOs during November 2023, as valuations became less attractive, in our view, due to significant spread tightening.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was modestly overweight compared to the Index in agency mortgage-backed securities. The Fund was also overweight asset backed securities (“ABS”), CLOs and CMBS at the end of the Reporting Period.

29

FUND RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, the housing market continued to be supply constrained. Although there had been a modest pickup in housing inventory and turnover late in the Reporting Period, housing affordability remained stretched. In our view, house prices would likely increase modestly in 2024 driven by an ongoing supply/demand imbalance.

Overall, our outlook for the agency mortgage-backed securities market was mixed at the end of the Reporting Period. On the positive side, the sector continued to offer relatively high yields. Fundamentals also remained solid, in our opinion, as prepayments, especially in higher coupons, were slower than we previously expected. On the other hand, we considered market technicals less favorable. Net supply had been fairly high during the first quarter of 2024, while demand had softened. Regarding demand, we noted relative inactivity by two typical buyers of agency mortgage-backed securities—the Fed and U.S. banks. Foreign investor demand had also been tepid. That said, if the Fed cuts policy rates during 2024, we anticipate an increase in bank and overseas institutional investor demand for agency mortgage-backed securities. We thought such demand would focus initially on Ginnie Mae mortgage-backed securities given their preferable capital treatment relative to Fannie Mae and Freddie Mac mortgage-backed securities.

In terms of positioning at the end of the Reporting Period, the Fund maintained a modest overweight in Ginnie Mae mortgage-backed securities compared to Fannie Mae and Freddie Mac mortgage-backed securities. We may seek to increase that overweight in the near term given that we saw long-term value in the generally high quality of Ginnie Mae mortgage pools. Overall, we continued to favor production coupon mortgage-backed securities over discount coupon mortgage-backed securities[2] at the end of the Reporting Period because of the strong carry[3] they offered and because we believed interest rates would remain higher for longer.

In addition, at the end of the Reporting Period, the Fund was overweight securitized sectors broadly, with a preference for ABS and CMBS. Within ABS, we continued to favor CLOs. Although their spreads were no longer at historic wide levels at the end of the Reporting Period, we thought they still represented an attractive carry as long as fundamentals

[2]

Production coupon mortgage-backed securities bear a coupon rate close to prevailing interest rates for similar investments at the time of issue. Discount coupon mortgage-backed securities bear a lower coupon rate than prevailing interest rates.

[3]	In this context, carry refers to the expected return from holding an asset, assuming nothing changes, over a period of time.
remained strong and especially among those near the top of the capital structure. As a result, the Fund was overweight AAA-rated CLOs and modestly overweight the mezzanine[4] part of the capital structure, with a preference for higher quality, newer issues in the latter, at the end of the Reporting Period. Within CMBS, we had a preference for AAA-rated issues and favored select industrial and office single asset, single borrower deals given what we saw as their attractive valuations. In general, we believed CMBS would continue to face headwinds from higher interest rates due both to a higher discount rate,[5] which puts downward pressure on property valuations, and to funding costs for recently originated CMBS deals, which have increased because of the “front-loaded,” or impending, maturity wall,[6] that presents refinancing risk for existing loans.

[4]	Mezzanine refers to debt issues that are subordinate to other debt issues from the same issuer.
[5]	The discount rate is the interest rate the Fed charges commercial banks and other financial institutions for short-term loans.
[6]	The front-loaded maturity wall refers to the deadline at the end of 2025 when $1.5 trillion of commercial real estate debt is scheduled to mature.

30

FUND BASICS

U.S. Mortgages Fund

as of March 31, 2024

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

‡

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

31

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Separate Account Institutional at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Securitized Bond Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Mortgages Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024[1]	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	1.15%	-0.52%	0.77%	—
Including sales charges	-2.60%	-1.27%	0.38%	—

Institutional	1.49%	-0.20%	1.11%	—

Separate Account Institutional	1.49%	-0.20%	1.12%	—

Investor	1.52%	-0.28%	1.02%	—

Class R6 (Commenced July 31, 2015)	1.50%	-0.19%	N/A	0.68%

Class P (Commenced April 20, 2018)	1.61%	-0.19%	N/A	0.59%

[1]

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares. Because Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

32

FUND BASICS

Index Definitions

The Bloomberg U.S. Government/Mortgage Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Bloomberg U.S. Government/Mortgage Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Bloomberg U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued two-year U.S. Treasury note. The BofAML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a two-year note must be auctioned on or before the third business day before the last business day of the month. The BofAML Two-Year U.S. Treasury Note Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Short-Term Government/Corporate Index, an unmanaged index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds, and investment grade U.S. corporate bonds. The Bloomberg Short-Term Goverment/Corporate Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

ICE BofAML 3-6 Month US Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The ICE BofAML 3-6 Month U.S. Treasury Bill Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Bloomberg U.S. 1-3 Year Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market with 1-3 year maturities. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers. It is not possible to invest directly in an index.

Bloomberg U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury and U.S. Agency Indices. The U.S. Government 1-3 Year Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year and less than five years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. It is not possible to invest directly in an unmanaged index.

The Bloomberg U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgagebacked securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Goldman Sachs Short Duration Bond Fund Composite Index is comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%). The Bloomberg U.S. 1-3 Year Government Index is comprised of the U.S. Treasury and U.S. Agency Indices. The Bloomberg U.S. 1-3 Year Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year and less than five years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Bloomberg U.S. 1-3 Year Government Index is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. It is not possible to invest directly in an unmanaged index.

ICE BofAML One-Year U.S. Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month end rebalancing date.

33

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 60.0%

Aerospace & Defense(a) – 0.6%
Howmet Aerospace, Inc.
$160,000	5.125%		10/01/24	$159,245
RTX Corp.
3,040,000	5.750		11/08/26	3,088,032

				3,247,277

Automotive – 3.8%
Dana Financing Luxembourg SARL (a)(b)
703,000	5.750		04/15/25	700,181
Ford Motor Credit Co. LLC (a)
1,429,000	2.300		02/10/25	1,385,873
General Motors Financial Co., Inc.
2,425,000	1.200		10/15/24	2,366,824
5,415,000	3.800		04/07/25	5,315,689
Goodyear Tire & Rubber Co. (a)
1,330,000	9.500		05/31/25	1,342,063
Hyundai Capital America (b)
2,375,000	1.000		09/17/24	2,322,608
980,000	5.800		06/26/25	981,646
Volkswagen Group of America Finance LLC (b)
1,230,000	3.350		05/13/25	1,200,751
2,775,000	3.950		06/06/25	2,723,135
1,500,000	5.800		09/12/25	1,506,975

				19,845,745

Banks – 18.5%
Banco Santander SA
3,400,000	5.147		08/18/25	3,375,962
Bank of America Corp.
2,500,000	4.000		01/22/25	2,464,850
(Secured Overnight Financing Rate + 0.690%)
3,297,000	0.976	(a)(c)	04/22/25	3,287,175
Bank of Montreal (a)
4,440,000	4.700		09/14/27	4,401,372
Bank of New York Mellon Corp. (a)(c) (Secured Overnight Financing Rate + 1.026%)
1,910,000	4.947		04/26/27	1,902,265
Banque Federative du Credit Mutuel SA (b)
4,045,000	4.935		01/26/26	4,018,788
BNP Paribas SA (a)(b)(c) (Secured Overnight Financing Rate + 1.228%)
4,345,000	2.591		01/20/28	4,026,207
Canadian Imperial Bank of Commerce
855,000	5.144		04/28/25	852,529
2,980,000	5.615		07/17/26	3,006,939
Citigroup, Inc. (a)(c)
(Secured Overnight Financing Rate + 0.694%)
3,925,000	6.045		01/25/26	3,925,707
(Secured Overnight Financing Rate + 1.372%)
3,295,000	4.140		05/24/25	3,285,214
(Secured Overnight Financing Rate + 1.546%)
4,460,000	5.610		09/29/26	4,467,537
Citizens Bank NA (a)
900,000	2.250		04/28/25	865,881

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Credit Suisse AG
$1,605,000	7.950%	01/09/25	$1,631,466
4,995,000	3.700	02/21/25	4,909,136
Deutsche Bank AG
2,105,000	4.162	05/13/25	2,074,309
Federation des Caisses Desjardins du Quebec (b)
4,840,000	4.400	08/23/25	4,780,129
JPMorgan Chase & Co. (a)(c) (Secured Overnight Financing Rate + 1.190%)
2,630,000	5.040	01/23/28	2,620,742
Manufacturers & Traders Trust Co. (a)
3,955,000	4.650	01/27/26	3,868,702
Mitsubishi UFJ Financial Group, Inc. (a)(c) (1 yr. CMT + 1.550%)
6,934,000	5.063	09/12/25	6,910,078
Morgan Stanley (a)(c)
(Secured Overnight Financing Rate + 0.745%)
725,000	0.864	10/21/25	705,019
(Secured Overnight Financing Rate + 1.295%)
952,000	5.050	01/28/27	948,668
(Secured Overnight Financing Rate + 1.669%)
1,590,000	4.679	07/17/26	1,572,987
PNC Financial Services Group, Inc. (a)(c) (Secured Overnight Financing Rate + 1.322%)
2,810,000	5.812	06/12/26	2,820,172
Royal Bank of Canada
2,695,000	4.950	04/25/25	2,685,298
Santander Holdings USA, Inc. (a)(c) (Secured Overnight Financing Rate + 1.380%)
1,995,000	4.260	06/09/25	1,982,751
Societe Generale SA (b)
4,885,000	4.351	06/13/25	4,825,794
Sumitomo Mitsui Financial Group, Inc.
725,000	0.948	01/12/26	673,032
Sumitomo Mitsui Trust Bank Ltd. (b)
2,680,000	5.200	03/07/27	2,683,002
Toronto-Dominion Bank
1,810,000	4.693	09/15/27	1,792,950
UBS AG
3,528,000	5.800	09/11/25	3,553,225
UBS Group AG (b)
2,892,000	4.125	09/24/25	2,833,408
Wells Fargo & Co. (a)(c) (Secured Overnight Financing Rate + 1.560%)
2,390,000	4.540	08/15/26	2,359,934
Westpac New Zealand Ltd. (b)
1,175,000	4.902	02/15/28	1,165,459

			97,276,687

Beverages – 0.8%
Constellation Brands, Inc.
1,830,000	3.600	05/09/24	1,825,498
JDE Peet’s NV (a)(b)
2,625,000	0.800	09/24/24	2,555,884

			4,381,382

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Biotechnology – 0.9%
Amgen, Inc.
$4,900,000	5.250%	03/02/25	$4,886,427

Building Materials – 0.6%
Carrier Global Corp.
3,240,000	5.800	11/30/25	3,261,514

Chemicals(a) – 0.2%
Celanese U.S. Holdings LLC
309,000	3.500	05/08/24	308,206
Westlake Corp.
975,000	0.875	08/15/24	957,109

			1,265,315

Commercial Services(a) – 0.1%
Global Payments, Inc.
525,000	1.200	03/01/26	485,872

Computers(a) – 0.5%
Dell International LLC/EMC Corp.
1,481,000	4.000	07/15/24	1,473,136
1,075,000	5.850	07/15/25	1,080,482

			2,553,618

Diversified Financial Services – 3.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (a)
1,869,000	1.650	10/29/24	1,823,527
Air Lease Corp. (a)
3,177,000	2.300	02/01/25	3,085,503
American Express Co. (a)(c)
(Secured Overnight Financing Rate + 0.999%)
2,965,000	4.990	05/01/26	2,947,477
(Secured Overnight Financing Rate + 1.350%)
2,282,000	6.702	10/30/26	2,307,376
Aviation Capital Group LLC (a)(b)
1,200,000	5.500	12/15/24	1,194,372
550,000	1.950	01/30/26	513,293
Avolon Holdings Funding Ltd. (a)(b)
675,000	2.875	02/15/25	657,011
Macquarie Airfinance Holdings Ltd. (a)(b)
110,000	6.400	03/26/29	111,686
Nomura Holdings, Inc.
1,390,000	5.099	07/03/25	1,380,437
Synchrony Financial (a)
3,085,000	4.875	06/13/25	3,039,558
United Wholesale Mortgage LLC (a)(b)
1,460,000	5.500	11/15/25	1,446,933

			18,507,173

Electrical – 6.2%
Avangrid, Inc. (a)
650,000	3.200	04/15/25	633,627
Berkshire Hathaway Energy Co. (a)
650,000	4.050	04/15/25	641,557
CenterPoint Energy, Inc.
2,165,000	5.250	08/10/26	2,169,698

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
Dominion Energy, Inc. (a)
$2,025,000	1.450%		04/15/26	$1,875,312
DTE Energy Co.
4,810,000	4.220	(d)	11/01/24	4,766,806
575,000	1.050	(a)	06/01/25	546,135
Enel Finance International NV (a)(b)
2,575,000	1.375		07/12/26	2,356,073
Eversource Energy
2,405,000	4.200		06/27/24	2,395,332
FirstEnergy Corp. (a)
400,000	2.050		03/01/25	383,260
NextEra Energy Capital Holdings, Inc.
1,960,000	6.051		03/01/25	1,967,566
2,370,000	4.450		06/20/25	2,341,797
2,630,000	4.625	(a)	07/15/27	2,596,073
NRG Energy, Inc. (a)(b)
1,225,000	3.750		06/15/24	1,217,956
Public Service Enterprise Group, Inc. (a)
675,000	0.800		08/15/25	634,406
Southern Co. (d)
3,575,000	4.475		08/01/24	3,555,802
Southern Power Co. (a)
500,000	0.900		01/15/26	462,680
Vistra Operations Co. LLC (a)(b)
875,000	3.550		07/15/24	868,087
Xcel Energy, Inc. (a)
3,325,000	1.750		03/15/27	2,996,124

				32,408,291

Electrical Components & Equipment(a)(b) – 0.1%
WESCO Distribution, Inc.
620,000	6.375		03/15/29	626,516

Entertainment(a)(b) – 0.1%
Six Flags Theme Parks, Inc.
610,000	7.000		07/01/25	611,708

Environmental(a) – 0.4%
GFL Environmental, Inc. (b)
1,415,000	3.750		08/01/25	1,379,470
Waste Management, Inc.
625,000	0.750		11/15/25	583,506

				1,962,976

Food & Drug Retailing – 2.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/
Albertsons LLC (a)(b)
1,430,000	3.250		03/15/26	1,362,418
General Mills, Inc. (a)
2,550,000	4.700		01/30/27	2,529,218
J M Smucker Co. (a)
813,000	5.900		11/15/28	843,504
Mondelez International Holdings Netherlands BV (b)
2,500,000	0.750		09/24/24	2,441,650
3,250,000	4.250		09/15/25	3,198,942

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Food & Drug Retailing – (continued)
Mondelez International, Inc. (a)
$525,000	1.500%	05/04/25	$503,643

			10,879,375

Gas(a) – 0.5%
AmeriGas Partners LP/AmeriGas Finance Corp.
1,290,000	5.875	08/20/26	1,287,639
East Ohio Gas Co. (b)
250,000	1.300	06/15/25	237,610
NiSource, Inc.
1,025,000	0.950	08/15/25	964,771

			2,490,020

Healthcare Providers & Services(a) – 1.9%
Aetna, Inc.
1,250,000	3.500	11/15/24	1,233,037
HCA, Inc.
1,500,000	5.625	09/01/28	1,518,255
Revvity, Inc.
1,700,000	0.850	09/15/24	1,661,053
Thermo Fisher Scientific, Inc.
2,760,000	5.000	12/05/26	2,771,399
Zimmer Biomet Holdings, Inc.
3,000,000	1.450	11/22/24	2,919,810

			10,103,554

Insurance(b) – 0.3%
Athene Global Funding
375,000	2.500	01/14/25	365,396
106,000	1.450	01/08/26	98,412
Equitable Financial Life Global Funding
700,000	1.400	07/07/25	663,943
Great-West Lifeco U.S. Finance 2020 LP (a)
425,000	0.904	08/12/25	400,418

			1,528,169

Internet(a)(b) – 0.4%
Prosus NV
2,260,000	3.257	01/19/27	2,084,850

Iron/Steel – 0.4%
Nucor Corp.
730,000	3.950	05/23/25	718,897
Steel Dynamics, Inc. (a)
1,240,000	2.400	06/15/25	1,194,058

			1,912,955

Leisure Time(a)(b) – 0.2%
Carnival Corp.
905,000	5.750	03/01/27	895,832

Lodging(a) – 0.6%
Marriott International, Inc.
1,530,000	5.450	09/15/26	1,537,604

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Lodging(a) – (continued)
MGM Resorts International
$1,375,000	6.750%	05/01/25	$1,374,560

			2,912,164

Machinery-Diversified(a) – 0.6%
Otis Worldwide Corp.
3,255,000	2.056	04/05/25	3,147,194

Mining(a)(b) – 0.1%
Glencore Funding LLC
675,000	1.625	09/01/25	638,975

Miscellaneous Manufacturing – 0.8%
Amsted Industries, Inc. (a)(b)
522,000	5.625	07/01/27	514,467
Hillenbrand, Inc. (a)
1,380,000	5.750	06/15/25	1,378,206
484,000	6.250	02/15/29	487,780
Parker-Hannifin Corp.
1,745,000	3.650	06/15/24	1,737,270

			4,117,723

Office & Business Equipment(a)(b) – 0.1%
Xerox Holdings Corp.
463,000	5.000	08/15/25	456,398

Oil Field Services – 1.7%
Canadian Natural Resources Ltd. (a)
825,000	2.050	07/15/25	789,368
Pioneer Natural Resources Co.
2,825,000	5.100	03/29/26	2,821,949
QatarEnergy (a)(b)
2,520,000	1.375	09/12/26	2,310,525
SA Global Sukuk Ltd. (a)
2,520,000	1.602	06/17/26	2,334,150
Sunoco LP/Sunoco Finance Corp. (a)(b)
760,000	7.000	09/15/28	776,659

			9,032,651

Packaging(a) – 0.5%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (b)
557,000	6.000	06/15/27	542,067
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (b)
1,395,000	5.250	04/30/25	1,346,551
Berry Global, Inc.
550,000	1.570	01/15/26	514,921

			2,403,539

Pharmaceuticals(a) – 2.4%
AbbVie, Inc.
7,400,000	4.800	03/15/27	7,403,996
CVS Health Corp.
4,015,000	5.000	02/20/26	4,001,269

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pharmaceuticals(a) – (continued)
PRA Health Sciences, Inc. (b)
$1,435,000	2.875%		07/15/26	$1,337,075

				12,742,340

Pipelines(a) – 1.5%
Kinetik Holdings LP (b)
705,000	6.625		12/15/28	717,055
NuStar Logistics LP
285,000	5.750		10/01/25	283,806
1,360,000	6.000		06/01/26	1,355,825
TransCanada PipeLines Ltd.
2,275,000	1.000		10/12/24	2,217,943
Williams Cos., Inc.
3,090,000	5.300		08/15/28	3,116,852

				7,691,481

Real Estate Investment Trust – 0.8%
Crown Castle, Inc. (a)
700,000	1.350		07/15/25	664,762
VICI Properties LP
3,715,000	4.375		05/15/25	3,655,709

				4,320,471

Retailing(a) – 1.3%
7-Eleven, Inc. (b)
400,000	0.950		02/10/26	369,588
Genuine Parts Co.
1,375,000	1.750		02/01/25	1,331,138
Murphy Oil USA, Inc.
1,535,000	5.625		05/01/27	1,520,095
O’Reilly Automotive, Inc.
1,965,000	5.750		11/20/26	1,997,383
Penske Automotive Group, Inc.
1,515,000	3.500		09/01/25	1,474,898

				6,693,102

Semiconductors(a) – 1.5%
Broadcom, Inc.
5,225,000	3.625		10/15/24	5,167,734
Intel Corp.
2,300,000	4.875		02/10/28	2,306,992
NXP BV/NXP Funding LLC/NXP USA, Inc.
275,000	2.700		05/01/25	266,978

				7,741,704

Software – 2.8%
Fidelity National Information Services, Inc. (a)
1,050,000	1.150		03/01/26	971,954
Fiserv, Inc. (a)
7,950,000	2.750		07/01/24	7,891,249
Oracle Corp.
1,400,000	2.500	(a)	04/01/25	1,358,084
1,900,000	5.800		11/10/25	1,915,314

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Software – (continued)
VMware LLC (a)
$2,600,000	1.000%	08/15/24	$2,553,668

			14,690,269

Telecommunication Services(a) – 1.9%
T-Mobile USA, Inc.
8,800,000	3.500	04/15/25	8,627,432
Verizon Communications, Inc.
1,450,000	0.850	11/20/25	1,351,574

			9,979,006

Transportation(a) – 1.0%
Canadian Pacific Railway Co.
5,375,000	1.350	12/02/24	5,226,973

Trucking & Leasing(a)(b) – 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,025,000	1.200	11/15/25	956,130
705,000	5.350	01/12/27	705,903

			1,662,033

TOTAL CORPORATE OBLIGATIONS (Cost $319,083,574)			$314,671,279

Asset-Backed Securities(a) – 24.8%

Automotive – 5.8%
Exeter Automobile Receivables Trust Series 2024-2A, Class A3
$800,000	5.630%	10/15/26	$800,035
Ford Credit Auto Owner Trust Series 2020-1, Class A(b)
6,835,000	2.040	08/15/31	6,632,744
Ford Credit Auto Owner Trust Series 2022-D, Class A2A
465,475	5.370	08/15/25	465,215
Ford Credit Floorplan Master Owner Trust A Series 2019-4, Class A
3,625,000	2.440	09/15/26	3,574,811
Ford Credit Floorplan Master Owner Trust A Series 2020-2, Class A
3,200,000	1.060	09/15/27	3,007,540
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A(b)
1,500,000	2.900	04/15/26	1,498,577
Hyundai Auto Lease Securitization Trust Series 2022-A, Class A3(b)
366,010	1.160	01/15/25	365,405
Hyundai Auto Receivables Trust Series 2021-A, Class A3
141,917	0.380	09/15/25	140,712
Hyundai Auto Receivables Trust Series 2022-C, Class A3
2,975,000	5.390	06/15/27	2,977,476
Mercedes-Benz Auto Receivables Trust Series 2022-1, Class A2
201,785	5.260	10/15/25	201,629
NextGear Floorplan Master Owner Trust Series 2021-1A, Class A(b)
5,500,000	0.850	07/15/26	5,424,565
Tesla Auto Lease Trust Series 2021-B, Class A3(b)
1,352,525	0.600	09/22/25	1,348,864

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued) March 31, 2024

	Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)

Automotive – (continued)
Toyota Auto Receivables Owner Trust Series 2021-D, Class A3
	$2,123,698	0.710%	04/15/26	$2,068,133
Toyota Auto Receivables Owner Trust Series 2022-D, Class A3
	2,000,000	5.300	09/15/27	1,999,673

				30,505,379

Collateralized Loan Obligations(c) – 10.1%
Anchorage Capital CLO 15 Ltd. Series 2020-15A, Class AR(b) (3 mo. USD Term SOFR + 1.462%)
	1,300,000	6.779	07/20/34	1,300,017
Anchorage Capital CLO 18 Ltd. Series 2021-18A, Class A1(b) (3 mo. USD Term SOFR + 1.412%)
	4,000,000	6.726	04/15/34	3,997,564
Bain Capital Credit CLO Ltd. Series 2021-7A, Class A1(b) (3 mo. USD Term SOFR + 1.402%)
	5,000,000	6.719	01/22/35	5,003,045
BSPDF Issuer Ltd. Series 2021-FL1, Class A(b) (1 mo. USD Term SOFR + 1.314%)
	933,763	6.640	10/15/36	917,041
CBAM Ltd. Series 2017-2A, Class AR(b) (3 mo. USD Term SOFR + 1.452%)
	5,000,000	6.768	07/17/34	5,000,120
Cedar Funding VII CLO Ltd. Series 2018-7A, Class A1(b) (3 mo. USD Term SOFR + 1.262%)
	2,562,508	6.579	01/20/31	2,564,092
Clover CLO LLC Series 2021-1A, Class A(b) (3 mo. USD Term SOFR + 1.362%)
	2,100,000	6.679	04/22/34	2,101,266
Dunedin Park CLO DAC Series 1X, Class AR (3 mo. EUR EURIBOR + 0.980%)
EUR	1,900,000	4.895	11/20/34	2,026,119
Madison Park Funding XXX Ltd. Series 2018-30A, Class A(b) (3 mo. USD Term SOFR + 1.012%)
	$4,476,131	6.326	04/15/29	4,476,135
Madison Park Funding XXXVII Ltd. Series 2019-37A, Class AR(b) (3 mo. USD Term SOFR + 1.332%)
	1,000,000	6.646	07/15/33	1,000,624
Northwoods Capital XVIII Ltd. Series 2019-18A, Class AR(b) (3 mo. USD Term SOFR + 1.362%)
	5,000,000	6.681	05/20/32	4,988,135
OCP CLO Ltd. Series 2014-5A, Class A1R(b) (3 mo. USD Term SOFR + 1.342%)
	2,408,202	6.666	04/26/31	2,409,776
Octagon 54 Ltd. Series 2021-1A, Class A1(b) (3 mo. USD Term SOFR + 1.382%)
	1,000,000	6.696	07/15/34	1,000,183
OHA Credit Funding 3 Ltd. Series 2019-3A, Class AR(b) (3 mo. USD Term SOFR + 1.402%)
	2,500,000	6.719	07/02/35	2,501,103
Pikes Peak CLO 2 Series 2018-2A, Class AR(b) (3 mo. USD Term SOFR + 1.452%)
	6,700,000	6.750	10/18/34	6,699,940
Trysail CLO Ltd. Series 2021-1A, Class A1(b) (3 mo. USD Term SOFR + 1.300%)
	1,300,000	6.997	07/20/32	1,298,904

	Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)

Collateralized Loan Obligations(c) – (continued)
Wellfleet CLO Ltd. Series 2021-3A, Class A(b) (3 mo. USD Term SOFR + 1.452%)
	$5,000,000	6.766%	01/15/35	$4,983,485
Zais CLO 15 Ltd. Series 2020-15A, Class A1R(b) (3 mo. USD Term SOFR + 1.612%)
	475,000	6.931	07/28/32	475,040

				52,742,589

Credit Card – 4.2%
Barclays Dryrock Issuance Trust Series 2021-1, Class A
	6,200,000	0.630	07/15/27	6,063,449
CARDS II Trust Series 2021-1A, Class A(b)
	4,075,000	0.602	04/15/27	4,068,216
Evergreen Credit Card Trust Series 2021-1, Class A(b)
	8,275,000	0.900	10/15/26	8,074,757
Master Credit Card Trust Series 2021-1A, Class A(b)
	3,900,000	0.530	11/21/25	3,873,419

				22,079,841

Student Loan(c) – 4.7%
Access Group, Inc. Series 2013-1, Class A(b) (1 mo. USD Term SOFR + 0.614%)
	358,785	5.935	02/25/36	354,384
Balboa Bay Loan Funding Ltd. Series 2023-1A, Class AR(b) (-1X 3 mo. USD Term SOFR + 1.420%)
	2,350,000	1.000	04/20/36	2,350,421
Contego CLO VII DAC Series 7X, Class A (3 mo. EUR EURIBOR + 0.930%)
EUR	2,150,000	4.888	05/14/32	2,302,917
Diameter Capital CLO 4 Ltd. Series 2022-4A, Class A1R(b) (3 mo. USD Term SOFR + 1.830%)
	$2,100,000	7.144	01/15/37	2,119,744
ECMC Group Student Loan Trust Series 2017-1A, Class A(b) (1 mo. USD Term SOFR + 1.314%)
	1,147,562	6.635	12/27/66	1,146,129
Edsouth Indenture No. 5 LLC Series 2014-1, Class A(b) (1 mo. USD Term SOFR + 0.814%)
	774,378	6.135	02/25/39	765,500
Elmwood CLO 27 Ltd. Series 2024-3A, Class A(b) (-1X 3 mo. USD Term SOFR + 1.520%)
	1,875,000	1.000	04/18/37	1,875,336
Goal Capital Funding Trust Series 2010-1, Class A(b) (3 mo. USD Term SOFR + 0.962%)
	6,917	6.320	08/25/48	6,917
Illinois Student Assistance Commission Series 2010-1, Class A3 (3 mo. USD Term SOFR + 1.161%)
	724,488	6.523	07/25/45	724,490
Kentucky Higher Education Student Loan Corp. Series 2021-1, Class A1B (1 mo. USD Term SOFR + 0.894%)
	590,065	6.215	03/25/51	587,109
Marathon Static CLO Ltd. Series 2022-18A, Class A1R2(b) (3 mo. USD Term SOFR + 1.150%)
	2,104,806	6.483	07/20/30	2,104,793

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities(a) – (continued)

Student Loan(c) – (continued)
Marble Point CLO XIV Ltd. Series 2018-2A, Class A12R(b) (3 mo. USD Term SOFR + 1.200%)
$2,500,000	6.531%		01/20/32	$2,499,955
Massachusetts Educational Financing Authority Series 2008-1, Class A1 (3 mo. USD Term SOFR + 1.211%)
120,631	6.573		04/25/38	118,206
Navient Student Loan Trust Series 2017-2A, Class A(b) (1 mo. USD Term SOFR + 1.164%)
1,748,372	6.485		12/27/66	1,746,935
Nelnet Student Loan Trust Series 2012-3A, Class A(b) (1 mo. USD Term SOFR + 0.814%)
1,423,240	6.135		03/26/40	1,413,371
Neuberger Berman Loan Advisers CLO 39 Ltd. Series 2020-39A, Class A1R(b) (3 mo. USD Term SOFR + 1.530%)
1,500,000	6.849		04/20/38	1,503,481
PHEAA Student Loan Trust Series 2014-3A, Class A(b) (1 mo. USD Term SOFR + 0.704%)
2,038,301	6.025		08/25/40	2,012,168
Rhode Island Student Loan Authority Series 2012-1, Class A1 (1 mo. USD Term SOFR + 1.014%)
368,450	6.336		07/01/31	368,348
SLC Student Loan Trust Series 2007-1, Class A4 (3 mo. USD Term SOFR + 0.321%)
551,428	5.682		05/15/29	549,861
SLC Student Loan Trust Series 2010-1, Class A (3 mo. USD Term SOFR + 0.136%)
88,188	6.495		11/25/42	88,300

				24,638,365

TOTAL ASSET-BACKED SECURITIES (Cost $131,661,960)				$129,966,174

Mortgage-Backed Obligations – 3.5%

Collateralized Mortgage Obligations – 0.9%
Regular Floater(c) – 0.2%
Federal Home Loan Mortgage Corp. REMICS Series 3371, Class FA (1 mo. USD Term SOFR + 0.714%)
$260,677	6.033	%(a)	09/15/37	$258,060
Federal Home Loan Mortgage Corp. REMICS Series 3545, Class FA (1 mo. USD Term SOFR + 0.964%)
29,689	6.283		06/15/39	29,909
Federal Home Loan Mortgage Corp. REMICS Series 3374, Class FT (1 mo. USD Term SOFR + 0.414%)
32,075	5.733		04/15/37	31,160
Federal Home Loan Mortgage Corp. STRIPS Series 237, Class F23 (1 mo. USD Term SOFR + 0.514%)
82,797	5.833		05/15/36	81,634
Federal National Mortgage Association REMICS Series 2013-96, Class FW (1 mo. USD Term SOFR + 0.514%)
41,447	5.835		09/25/43	40,722
Federal National Mortgage Association REMICS Series 2006-72, Class XF (1 mo. USD Term SOFR + 0.614%)
120,027	5.935		08/25/36	118,362

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Regular Floater(c) – (continued)
Federal National Mortgage Association REMICS Series 2009-75, Class MF (1 mo. USD Term SOFR + 1.264%)
$220,034	6.585%		09/25/39	$222,234
Federal National Mortgage Association REMICS Series 2008-22, Class FD (1 mo. USD Term SOFR + 0.954%)
143,767	6.275		04/25/48	143,339

				925,420

Sequential Fixed Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICS Series 4248, Class LM
185,086	6.500		05/15/41	191,642
Verus Securitization Trust Series 2022-1, Class A1
1,709,581	2.724	(a)(b)(d)	01/25/67	1,556,179

				1,747,821

Sequential Floating Rate(c) – 0.4%
CSMC Trust Series 2021-NQM8, Class A1
272,561	1.841	(a)(b)	10/25/66	236,890
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA3, Class M1A (1 mo. USD Term SOFR + 2.000%)
287,686	7.320	(a)(b)	04/25/42	291,533
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA1, Class M1A (1 mo. USD Term SOFR + 1.000%)
608,153	6.320	(a)(b)	01/25/42	607,958
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R03, Class 1M2 (1 mo. USD Term SOFR + 1.650%)
442,000	6.970	(a)(b)	12/25/41	442,280
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M1 (1 mo. USD Term SOFR + 1.900%)
309,531	7.220	(a)(b)	04/25/42	311,541
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (1 mo. USD Term SOFR + 3.900%)
122,772	9.220	(a)(b)	04/25/43	130,895
Federal National Mortgage Association REMICS Series 1997-20, Class F
138	3.436		03/25/27	138
Verus Securitization Trust Series 2021-8, Class A1
190,597	1.824	(a)(b)	11/25/66	166,088

				2,187,323

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				4,860,564

Commercial Mortgage-Backed Securities – 2.6%
Sequential Fixed Rate(a) – 0.8%
Bank Series 2017-BNK6, Class A3
$1,357,233	3.125%		07/15/60	$1,347,078

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate(a) – (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20, Class A4
$3,000,000	3.249%		02/15/48	$2,940,535

				4,287,613

Sequential Floating Rate(c) – 1.8%
BX Trust Series 2021-ARIA, Class A (1 mo. USD Term SOFR + 1.014%)
1,100,000	6.339	(b)	10/15/36	1,088,224
BX Trust Series 2021-MFM1, Class A (1 mo. USD Term SOFR + 0.814%)
76,626	6.140	(b)	01/15/34	76,188
BX Trust Series 2021-BXMF, Class A (1 mo. USD Term SOFR + 0.750%)
656,926	6.075	(b)	10/15/26	650,382
ELP Commercial Mortgage Trust Series 2021-ELP, Class A (1 mo. USD Term SOFR + 0.815%)
3,695,698	6.142	(b)	11/15/38	3,663,192
EQUS Mortgage Trust Series 2021-EQAZ, Class A (1 mo. USD Term SOFR + 0.869%)
549,989	6.195	(a)(b)	10/15/38	546,362
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF58, Class A (1 mo. USD Term SOFR + 0.614%)
594,830	5.935	(a)	01/25/26	594,500
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF60, Class A (1 mo. USD Term SOFR + 0.604%)
403,042	5.925	(a)	02/25/26	402,071
Great Wolf Trust Series 2019-WOLF, Class A (1 mo. USD Term SOFR + 1.348%)
176,509	6.674	(b)	12/15/36	176,182
ONE Mortgage Trust Series 2021-PARK, Class A (1 mo. USD Term SOFR + 0.814%)
919,000	6.140	(b)	03/15/36	896,217
STWD Trust Series 2021-FLWR, Class A (1 mo. USD Term SOFR + 0.691%)
1,300,000	6.016	(b)	07/15/36	1,287,042

				9,380,360

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$13,667,973

Federal Agencies – 0.0%
Government National Mortgage Association – 0.0%
$1,997	7.000%		04/15/26	$2,001

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $19,111,949)				$18,530,538

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 1.2%

United States Dollar – 1.2%
Indonesia Government International Bonds
$1,745,000	4.750%		01/08/26	$1,739,002
Perusahaan Penerbit SBSN Indonesia III
2,260,000	4.325		05/28/25	2,245,388
Saudi Government International Bonds
2,320,000	3.250		10/26/26	2,225,025

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $6,588,195)				$6,209,415

Agency Debentures – 0.6%

Sovereign – 0.6%
Federal Home Loan Bank Discount Notes
$2,748,000	0.000	%(e)	04/25/24	$2,736,535
Federal Home Loan Banks
380,000	5.340	(a)	04/23/24	379,966

TOTAL AGENCY DEBENTURES (Cost $3,118,444)				$3,116,501

Municipal Debt Obligations – 0.1%

Florida – 0.1%
County of Palm Beach FL Revenue Bonds Taxable (Refunding) Series B
$635,000	0.500%		12/01/24	$615,470

Rhode Island(a)(c) – 0.0%
Rhode Island Student Loan Authority RB Series 2014-1 (1 mo. USD Term SOFR + 0.700%)
50,132	6.134		10/02/28	49,428

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $684,958)				$664,898

U.S. Treasury Obligations(e) – 1.8%

U.S. Treasury Bills
$8,064,500	0.000	%(f)	04/25/24	$8,036,286
1,034,100	0.000		04/30/24	1,029,729
78,400	0.000		05/02/24	78,045
70,200	0.000		05/07/24	69,833
21,500	0.000		05/09/24	21,381
700	0.000		05/16/24	695
147,700	0.000		05/21/24	146,623
14,500	0.000		05/23/24	14,390
51,200	0.000		05/28/24	50,775

TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,447,408)				$9,447,757

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 92.0% (Cost $489,696,488)				$482,606,562

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 7.0%

Certificates of Deposit – 1.5%
JP Morgan Securities LLC(a)(b)(c) (Secured Overnight Financing Rate + 0.660%)
$265,000	5.990%	08/02/24	$265,123
Kookmin Bank(c) (Secured Overnight Financing Rate + 0.600%)
4,208,000	5.930	03/20/25	4,208,435
National Bank of Kuwait
2,624,000	5.720	05/16/24	2,624,592
Toronto-Dominion Bank
644,000	5.820	05/23/24	644,194

			7,742,344

Commercial Paper(e) – 5.5%
Dominion Energy, Inc.(b)
2,635,000	0.000	04/10/24	2,629,820
Duke Energy Corp.(b)
1,100,000	0.000	06/18/24	1,085,976
Enbridge U.S., Inc.(b)
2,285,000	0.000	04/15/24	2,278,617
Entergy Corp.(b)
1,354,000	0.000	06/14/24	1,337,965
General Motors Financial Co., Inc.(b)
2,652,000	0.000	04/02/24	2,649,991
809,000	0.000	02/03/25	770,848
Glencore Funding LLC(b)
2,680,000	0.000	06/04/24	2,651,473
1,505,000	0.000	07/31/24	1,476,141
HSBC USA, Inc.(b)
704,000	0.000	05/24/24	697,903
815,000	0.000	09/09/24	794,436
Hyundai Capital America(b)
2,500,000	0.000	04/22/24	2,490,396
Intesa Sanpaolo Funding LLC
3,000,000	0.000	04/03/24	2,997,136
2,667,000	0.000	05/14/24	2,646,979
NextEra Energy Capital Holdings, Inc.(b)
1,500,000	0.000	04/05/24	1,498,185

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)

Commercial Paper(e) – (continued)
Nutrien Ltd.(b)
$352,000	0.000%	05/07/24	$349,820
2,458,000	0.000	05/14/24	2,440,102
VW Credit, Inc.(b)
250,000	0.000	04/17/24	249,236

			29,045,024

TOTAL SHORT-TERM INVESTMENTS (Cost $36,803,004)			$36,787,368

TOTAL INVESTMENTS – 99.0% (Cost $526,499,492)			$519,393,930

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%			5,071,323

NET ASSETS – 100.0%			$524,465,253

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2024.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Gain

BNP Paribas SA	USD 4,372,516	EUR 4,016,900	05/08/24	$32,267

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	195	06/28/24	$39,874,453	$(57,643)

Short position contracts:
5 Year U.S. Treasury Notes	(128)	06/28/24	(13,698,000)	(32,221)

TOTAL FUTURES CONTRACTS				$(89,864)

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR(b)	4.500%(b)	06/20/25	$ 173,360	$(507,910)	$(521,884)	$ 13,974
4.000%(c)	12M SOFR(c)	06/20/27	56,460	180,819	265,168	(84,349)

TOTAL				$(327,091)	$(256,716)	$(70,375)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.

(b)	Payments made at maturity.

(c)	Payments made annually.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURIBOR	—Euro Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REMICS	—Real Estate Mortgage Investment Conduits
SOFR	—Secured Overnight Financing Rate
STACR	—Structured Agency Credit Risk
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

Abbreviation:
SOFR	—Secured Overnight Financing Rate

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 59.4%

Collateralized Mortgage Obligations – 3.3%
Regular Floater(a)(b) – 0.0%
Federal Home Loan Mortgage Corp. REMICS Series 1760, Class ZB (10 yr. CMT - 0.600%)
$145	3.660%		05/15/24	$145

Sequential Fixed Rate – 1.5%
Arroyo Mortgage Trust Series 2022-1, Class A1A
181,524	2.495	(a)(c)(d)	12/25/56	169,107
Federal Home Loan Mortgage Corp. REMICS Series 2329, Class ZA
96,924	6.500		06/15/31	98,001
Federal Home Loan Mortgage Corp. REMICS Series 4246, Class PT
38,888	6.500		02/15/36	40,138
Federal National Mortgage Association REMICS Series 2011-99, Class DB
191,672	5.000		10/25/41	190,314
Federal National Mortgage Association REMICS Series 2012- 111, Class B
27,648	7.000		10/25/42	29,192
Federal National Mortgage Association REMICS Series 2012- 153, Class B
117,892	7.000		07/25/42	126,748
Federal National Mortgage Association REMICS Series 2011-52, Class GB
203,704	5.000		06/25/41	202,384
Government National Mortgage Association REMICS Series 2021-135, Class A
1,253,041	2.000	(a)	08/20/51	1,006,304

				1,862,188

Sequential Floating Rate(a) – 1.8%
Angel Oak Mortgage Trust Series 2021-6, Class A1
66,255	1.458	(b)(c)	09/25/66	53,647
Chase Home Lending Mortgage Trust Series 2024-3, Class A5A
100,000	5.500	(b)(c)	02/25/55	98,982
CSMC Trust Series 2021-NQM8, Class A1
90,854	1.841	(b)(c)	10/25/66	78,963
CSMC Trust Series 2022-NQM1, Class A1
254,529	2.265	(b)(c)	11/25/66	220,793
JP Morgan Mortgage Trust Series 2021-6, Class A3
345,629	2.500	(b)(c)	10/25/51	277,854
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
509,841	2.520	(b)(c)	05/25/52	419,502
JP Morgan Mortgage Trust Series 2024-VIS1, Class A1
250,000	5.990	(b)(c)	07/25/64	250,281
JP Morgan Mortgage Trust Series 2024-3, Class A4
400,000	3.000	(b)(c)	05/25/54	353,119
Merrill Lynch Mortgage Investors Trust Series 2004-E, Class A2B (6 mo. USD Term SOFR + 1.148%)
32,277	6.394	(b)	11/25/29	31,068
OBX Trust Series 2022-J2, Class A1
226,767	3.500	(b)(c)	08/25/52	197,278
OBX Trust Series 2024-NQM4, Class A1
248,813	6.067	(c)(d)	01/25/64	248,784

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a) – (continued)
Verus Securitization Trust Series 2021-8, Class A1
$72,918	1.824	%(b)(c)	11/25/66	$63,541

				2,293,812

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				4,156,145

Commercial Mortgage-Backed Securities – 7.5%
Sequential Fixed Rate – 3.3%
Bank Series 2019-BN24, Class A3
$600,000	2.960	%(a)	11/15/62	$537,259
Bank Series 2020-BN29, Class A4
600,000	1.997	(a)	11/15/53	483,885
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2017-BNK3, Class A4
150,000	3.574	(a)	02/15/50	142,754
BBCMS Mortgage Trust Series 2021-C12, Class A5
475,000	2.689		11/15/54	405,202
BBCMS Mortgage Trust Series 2024-5C25, Class A3
100,000	5.946	(a)	03/15/57	103,663
BBCMS Mortgage Trust Series 2024-C24, Class A5
175,000	5.419	(a)	02/15/57	179,812
BBCMS Mortgage Trust Series 2024-C24, Class AS
125,000	5.867	(a)	02/15/57	129,410
Benchmark Mortgage Trust Series 2021-B31, Class A5
250,000	2.669	(a)	12/15/54	211,470
BMO Mortgage Trust Series 2023-C7, Class A5
300,000	6.160	(a)	12/15/56	324,046
JP Morgan Chase Commercial Mortgage Securities Trust Series 2022-OPO, Class A
125,000	3.024	(c)	01/05/39	110,712
Manhattan West Mortgage Trust Series 2020-1MW, Class A
275,000	2.130	(c)	09/10/39	244,324
Morgan Stanley Capital I Trust Series 2021-L7, Class A5
250,000	2.574	(a)	10/15/54	209,751
One Bryant Park Trust Series 2019-OBP, Class A
230,000	2.516	(c)	09/15/54	196,506
SLG Office Trust Series 2021-OVA, Class A
225,000	2.585	(c)	07/15/41	185,775
Wells Fargo Commercial Mortgage Trust Series 2017-C39, Class A5
200,000	3.418	(a)	09/15/50	187,752
Wells Fargo Commercial Mortgage Trust Series 2021-C59, Class A5
500,000	2.626	(a)	04/15/54	425,621

				4,077,942

Sequential Floating Rate(b) – 4.2%
Bank Series 2021-BN37, Class A5
600,000	2.618	(a)	11/15/64	505,213
Bank Series 2021-BN31, Class AS
250,000	2.211	(a)	02/15/54	205,489
Bank5 Series 2023-5YR4, Class AS
100,000	7.274	(a)	12/15/56	107,138
BBCMS Mortgage Trust Series 2023-5C23, Class A3
400,000	6.675	(a)	12/15/56	424,894
BBCMS Mortgage Trust Series 2023-5C23, Class AS
150,000	7.455	(a)	12/15/56	162,228

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b) – (continued)
Benchmark Mortgage Trust Series 2022-B37, Class A5
$100,000	5.751	%(a)	11/15/55	$105,337
BLP Commercial Mortgage Trust Series 2024-IND2, Class A (1 mo. USD Term SOFR + 1.342%)
225,000	6.668	(c)	03/15/41	225,070
BMO Mortgage Trust Series 2023-C4, Class A5
225,000	5.117	(a)	02/15/56	225,521
BX Commercial Mortgage Trust Series 2024-XL4, Class A (1 mo. USD Term SOFR + 1.442%)
425,000	6.767	(c)	02/15/39	425,664
BX Commercial Mortgage Trust Series 2024-XL5, Class A (1 mo. USD Term SOFR + 1.392%)
225,000	6.692	(c)	03/15/41	225,028
BX Commercial Mortgage Trust Series 2024-WPT, Class A (1 mo. USD Term SOFR + 1.541%)
225,000	6.891	(c)	03/15/34	224,437
BX Trust Series 2021-ARIA, Class A (1 mo. USD Term SOFR + 1.014%)
500,000	6.339	(c)	10/15/36	494,647
BX Trust Series 2024-BIO, Class A (1 mo. USD Term SOFR + 1.642%)
425,000	6.967	(c)	02/15/41	425,604
BX Trust Series 2024-PAT, Class A (1 mo. USD Term SOFR + 2.090%)
150,000	7.340	(c)	03/15/26	149,932
DC Trust Series 2024-HLTN, Class A
150,000	5.727	(c)	04/13/28	150,491
MSWF Commercial Mortgage Trust Series 2023-2, Class A5
200,000	6.014	(a)	12/15/56	214,006
SCG Mortgage Trust Series 2024-MSP, Class A (1 mo. USD Term SOFR + 1.741%)
200,000	7.041	(c)	04/15/41	199,533
TYSN Mortgage Trust Series 2023-CRNR, Class A
280,000	6.580	(c)	12/10/33	292,410
Wells Fargo Commercial Mortgage Trust Series 2022-C62, Class A4
600,000	4.000	(a)	04/15/55	556,265

				5,318,907

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$9,396,849

Federal Agencies – 48.6%
Adjustable Rate Federal Home Loan Mortgage Corp. – 0.1%
(1 yr. CMT + 2.250%)
$116,005	6.320%		09/01/33	$116,849

Adjustable Rate Federal National Mortgage Association – 0.4%
(RFUCC 1 yr. Treasury + 1.670%)(b)
12,732	5.920		11/01/32	12,920
111,010	5.920		10/01/33	113,007
(RFUCC 6 mo. Treasury + 1.413%)(b)
182,372	5.538%		05/01/33	183,804
(1 yr. CMT + 2.170%)(b)
2,913	5.461%		06/01/33	2,949
(1 yr. CMT + 2.194%)(b)
82,247	6.329%		02/01/35	83,020

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate Federal National Mortgage Association – (continued)
(RFUCC 1 yr. Treasury + 1.389%)(b)
$69,787	5.639%	09/01/35	$70,751

			466,451

Adjustable Rate Government National Mortgage Association – 0.3%
161	3.875%	04/20/24	160
(1 yr. CMT + 1.500%)(b)
60	3.875	05/20/24	60
1,024	3.875	06/20/24	1,019
240	4.000	06/20/24	239
415	3.625	07/20/24	413
714	4.000	07/20/24	710
1,187	3.625	08/20/24	1,180
927	4.000	08/20/24	922
711	3.625	09/20/24	707
1,160	4.000	11/20/24	1,151
537	4.000	12/20/24	532
1,469	4.500	12/20/24	1,458
1,000	3.625	01/20/25	993
919	3.625	02/20/25	912
4,036	4.000	05/20/25	3,997
4,571	4.000	07/20/25	4,516
3,024	3.625	02/20/26	2,988
137	3.625	07/20/26	134
9,652	3.625	01/20/27	9,525
2,518	3.625	02/20/27	2,485
29,782	3.875	04/20/27	29,354
2,869	3.875	05/20/27	2,828
5,966	3.875	06/20/27	5,880
1,819	3.750	11/20/27	1,777
18	4.000	11/20/27	18
5,155	3.750	12/20/27	5,038
12,312	3.625	01/20/28	12,155
4,347	3.625	02/20/28	4,292
3,819	3.625	03/20/28	3,771
25,399	3.625	07/20/29	24,878
9,753	3.625	08/20/29	9,554
2,485	3.625	09/20/29	2,434
12,803	3.750	10/20/29	12,512
16,167	3.750	11/20/29	15,800
3,035	3.750	12/20/29	2,966
5,238	3.625	01/20/30	5,181
1,319	3.625	02/20/30	1,305
9,907	3.625	03/20/30	9,802
14,236	3.875	04/20/30	14,065
22,129	3.875	05/20/30	21,865
17,364	4.000	05/20/30	17,177
4,095	3.875	06/20/30	4,045
34,334	4.000	07/20/30	33,825
6,833	4.000	09/20/30	6,733
12,179	3.750	10/20/30	11,909
22,437	3.625	03/20/32	22,247

			315,512

Federal Home Loan Mortgage Corp. – 0.3%
10,096	6.500	07/01/28	10,146
70,426	4.500	03/01/29	69,527

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. – (continued)
$2,549	8.000%	07/01/30	$2,616
5,604	5.000	08/01/33	5,616
888	5.000	09/01/33	889
2,065	5.000	10/01/33	2,070
1,310	5.000	11/01/34	1,313
50,991	5.000	12/01/34	51,098
3,434	5.000	07/01/35	3,441
2	5.000	11/01/35	2
7,109	5.000	12/01/35	7,147
12,978	5.000	02/01/37	13,040
898	5.000	03/01/38	902
31,273	5.000	07/01/39	31,557
5,469	4.000	06/01/40	5,230
2,075	5.000	08/01/40	2,094
622	4.500	11/01/40	611
35,772	4.000	02/01/41	34,197
2,097	5.000	06/01/41	2,114
88,774	5.000	07/01/41	89,150
3,038	4.000	11/01/41	2,908
3,859	3.000	05/01/42	3,461
5,287	3.000	08/01/42	4,743
7,073	3.000	01/01/43	6,374
30,646	3.000	02/01/43	27,611

			377,857

Federal National Mortgage Association – 0.8%
1,519	6.500	11/01/28	1,529
23,340	7.000	07/01/31	24,392
173,181	5.500	07/01/33	176,018
952,896	3.500	09/01/62	827,683

			1,029,622

Government National Mortgage Association – 19.4%
8,780	7.000	12/15/27	8,842
3,437	6.500	08/15/28	3,464
18,245	6.000	01/15/29	18,387
41,053	7.000	10/15/29	42,054
11,493	5.500	11/15/32	11,666
292,765	5.500	12/15/32	298,420
3,586	5.500	01/15/33	3,626
16,984	5.500	02/15/33	17,333
18,284	5.500	03/15/33	18,643
22,104	5.500	07/15/33	22,393
8,278	5.500	08/15/33	8,426
3,488	5.500	09/15/33	3,534
8,527	5.500	04/15/34	8,677
7,175	5.500	05/15/34	7,297
115,726	5.500	06/15/34	118,556
85,873	5.500	09/15/34	88,084
86,903	5.500	12/15/34	89,264
66,353	5.500	01/15/35	68,192
28,100	5.000	03/15/38	28,324
2,492	4.000	02/20/41	2,380
3,977	4.000	11/20/41	3,793
665	4.000	01/20/42	635
2,115	4.000	04/20/42	2,016
1,334	4.000	10/20/42	1,271

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$144,640	4.000%	08/20/43	$137,677
1,882	4.000	03/20/44	1,790
2,325	4.000	05/20/44	2,211
161,374	4.000	11/20/44	153,705
725,903	4.000	06/20/45	690,501
160,743	4.000	01/20/46	152,703
1,095,069	3.500	04/20/47	1,007,091
644,818	3.500	12/20/47	593,013
110,606	4.500	02/20/48	108,040
58,230	5.000	08/20/48	57,917
486,473	5.000	10/20/48	483,250
270,585	5.000	11/20/48	268,792
421,323	5.000	12/20/48	418,531
583,307	5.000	01/20/49	579,260
720,980	4.000	02/20/49	681,537
368,428	5.000	03/20/49	365,987
1,896,764	3.000	11/20/49	1,687,537
1,220,970	3.000	02/20/50	1,084,539
402,047	3.000	03/20/50	357,393
128,990	3.500	01/20/51	117,993
495,506	3.500	02/20/51	455,022
551,598	2.500	11/20/51	463,953
819,417	3.000	12/20/51	723,090
315,913	2.500	12/20/51	265,716
920,880	3.500	02/20/53	841,378
3,000,000	2.000	TBA-30yr(e)	2,457,961
2,000,000	4.500	TBA-30yr(e)	1,921,617
4,000,000	2.500	TBA-30yr(e)	3,406,683
3,000,000	5.500	TBA-30yr(e)	2,998,234
1,000,000	7.000	TBA-30yr(e)	1,021,523

			24,379,921

Uniform Mortgage-Backed Security – 27.3%
640	4.500	07/01/36	626
719	4.500	04/01/39	706
3,561	4.500	05/01/39	3,488
1,474	4.000	08/01/39	1,407
7,081	4.500	08/01/39	6,935
121,318	4.500	12/01/39	118,813
7,101	4.500	01/01/41	6,961
6,917	4.500	05/01/41	6,773
39,204	4.500	08/01/41	38,354
64,006	4.500	08/01/42	62,580
6,070	3.000	11/01/42	5,464
81,024	3.000	12/01/42	73,408
207,915	3.000	01/01/43	187,938
39,088	3.000	02/01/43	35,322
271,476	3.000	03/01/43	244,511
451,684	3.000	04/01/43	406,527
287,366	3.000	05/01/43	258,421
54,388	3.000	06/01/43	48,834
447,826	3.000	07/01/43	402,475
349,593	4.500	10/01/44	341,331
261,257	4.000	12/01/44	249,099
437,478	4.500	04/01/45	427,746
55,176	4.500	05/01/45	53,897
199,508	4.500	06/01/45	194,807
530,361	4.000	08/01/45	502,701

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$174,352	4.000%	11/01/45	$164,892
58,654	4.000	03/01/46	55,419
4,414	4.500	05/01/46	4,294
32,348	4.000	06/01/46	30,539
48,209	4.500	08/01/46	46,896
9,572	4.000	08/01/46	9,037
78,556	4.000	10/01/46	74,164
16,308	4.500	06/01/47	15,889
527,695	4.500	11/01/47	512,328
185,233	4.000	12/01/47	175,341
172,697	4.000	01/01/48	163,420
654,420	4.000	02/01/48	618,627
452,731	4.000	03/01/48	427,281
533,323	4.000	06/01/48	504,341
170,064	4.000	08/01/48	160,451
743,514	5.000	11/01/48	742,784
933,299	4.500	01/01/49	900,871
261,463	4.500	03/01/49	252,379
661,476	4.500	04/01/49	638,783
495,131	3.500	07/01/49	451,857
319,665	3.500	08/01/49	291,627
1,101,701	3.000	09/01/49	967,570
1,628,387	4.500	03/01/50	1,576,975
2,608,376	2.500	09/01/50	2,202,660
2,820,260	2.000	10/01/50	2,250,246
2,821,159	2.000	11/01/50	2,253,690
960,683	2.500	11/01/50	807,052
1,840,998	2.500	02/01/51	1,532,091
2,614,718	2.500	05/01/51	2,197,394
6,087	4.500	05/01/51	5,868
809,242	2.000	05/01/51	643,411
4,450,539	2.000	12/01/51	3,536,524
2,794,336	2.000	02/01/52	2,219,592
207,444	4.500	04/01/52	198,020
909,819	5.500	09/01/52	916,443
1,054,769	6.000	11/01/52	1,078,849
188,926	6.000	12/01/52	193,829
960,726	4.500	05/01/53	928,246
1,000,000	2.500	TBA-30yr(e)	826,602

			34,255,406

TOTAL FEDERAL AGENCIES			$60,941,618

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $78,524,238)			$74,494,612

Agency Debentures – 23.9%

Sovereign – 23.9%
Federal Farm Credit Banks Funding Corp.
$2,180,000	3.430%	12/06/28	$2,096,201
720,000	5.270	05/01/29	749,361
Federal Home Loan Banks
3,620,000	3.500	06/11/32	3,355,016
Federal National Mortgage Association
4,000,000	6.625	11/15/30	4,521,520

Principal Amount	Interest Rate	Maturity Date	Value

Agency Debentures – (continued)

Sovereign – (continued)
Tennessee Valley Authority
$20,150,000	0.750%	05/15/25	$19,219,876

TOTAL AGENCY DEBENTURES (Cost $31,790,216)			$29,941,974

Asset-Backed Securities(a)(c) – 2.4%

Automotive – 0.3%
Ford Credit Auto Owner Trust Series 2024-1, Class A
$325,000	4.870%	08/15/36	$324,092

Collateralized Loan Obligations(b) – 0.7%
Towd Point Mortgage Trust Series 2017-4, Class A2
1,030,153	3.000	06/25/57	935,089

Student Loan(b) – 1.4%
ECMC Group Student Loan Trust Series 2018-2A, Class A (1 mo. USD Term SOFR + 0.914%)
812,336	6.235	09/25/68	803,206
Scholar Funding Trust Series 2013-A, Class A (1 mo. USD Term SOFR + 0.764%)
911,756	6.086	01/30/45	898,747

			1,701,953

TOTAL ASSET-BACKED SECURITIES (Cost $3,087,936)			$2,961,134

Municipal Debt Obligations – 1.7%

New Jersey–1.7%
New Jersey Economic Development Authority
$2,000,000	7.425%	02/15/29	$2,143,690

(Cost $2,000,000)

Sovereign Debt Obligations(f) – 0.5%

United States Dollar – 0.5%
Israel Government AID Bonds
$700,000	5.500%	04/26/24	$699,860

(Cost $701,585)

U.S. Treasury Obligations – 21.5%

U.S. Treasury Bonds
$840,000	4.750%	02/15/41	$878,981
3,830,000	3.625	02/15/44	3,398,527
7,740,000	3.375 (g)	05/15/44	6,605,606
3,320,000	3.125	08/15/44	2,719,288
2,380,000	2.875	11/15/46	1,834,088
310,000	4.125	08/15/53	298,181
U.S. Treasury Inflation-Indexed Bonds
300,837	1.500	02/15/53	263,039
U.S. Treasury Notes
1,640,000	4.125	03/31/29	1,633,430

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
$9,555,300	3.750%	05/31/30	$9,307,459

TOTAL U.S. TREASURY OBLIGATIONS (Cost $31,109,037)			$26,938,599

Shares	Dividend Rate	Value

Investment Company(h) – 0.3%

Goldman Sachs Financial Square Government Fund — Institutional Shares
353,647	5.211%	$353,647
(Cost $353,647)

TOTAL INVESTMENTS – 109.7% (Cost $147,566,659)		$137,533,516

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.7)%		(12,104,839)

NET ASSETS – 100.0%		$125,428,677

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2024.

(e)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $12,632,620 which represents approximately 10.1% of net assets as of March 31, 2024.

(f)

Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $699,860, which represents approximately 0.5% of the Fund’s net assets as of March 31, 2024

(g)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(h)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2024, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage Association	3.500%	TBA - 30yr	04/18/24	$(2,000,000)	$(1,819,767)
Government National Mortgage Association	4.000	TBA - 30yr	04/18/24	(1,000,000)	(935,862)
Uniform Mortgage-Backed Security	4.500	TBA - 30yr	04/11/24	(6,000,000)	(5,713,360)
Uniform Mortgage-Backed Security	4.000	TBA - 30yr	04/11/24	(2,000,000)	(1,852,031)
Uniform Mortgage-Backed Security	2.000	TBA - 30yr	04/11/24	(6,000,000)	(4,746,879)

(PROCEEDS RECEIVED: $(15,163,086))					$(15,067,899)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	47	06/18/24	$5,207,453	$ 3,326
2 Year U.S. Treasury Notes	57	06/28/24	11,655,610	(10,487)
5 Year U.S. Treasury Notes	117	06/28/24	12,520,828	15,392

Total				$ 8,231

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
20 Year U.S. Treasury Bonds	(12)	06/18/24	$(1,445,250)	$8,027
Ultra 10-Year U.S. Treasury Note	(29)	06/18/24	(3,323,672)	(20,584)
Ultra Long U.S. Treasury Bonds	(4)	06/18/24	(516,000)	(112)

Total				$(12,669)

TOTAL FUTURES CONTRACTS				$(4,438)

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR	4.430%	12/31/24	$10		$(79)	$(1)	$(78)
3.490%	12M SOFR	05/28/27	10		(28)	(24)	(4)
12M SOFR	3.730	11/28/27	850	(b)	1,387	3,102	(1,715)
3.975	12M SOFR	08/31/28	6,100	(b)	(581)	(1,561)	980
2.680	12M SOFR	07/28/32	2,240	(b)	82,228	13,760	68,468
12M SOFR	4.306	10/05/33	1,720	(b)	43,328	(10,961)	54,289
12M SOFR	3.849	11/15/33	1,710	(b)	5,991	1,623	4,368
12M SOFR	2.910	07/28/37	5,690	(b)	(165,816)	(93,958)	(71,858)
12M SOFR	3.391	05/10/38	5,990	(b)	(81,905)	(41,295)	(40,610)
2.080	12M SOFR	07/28/47	5,870	(b)	166,255	75,408	90,847
2.564	12M SOFR	05/11/53	5,050	(b)	104,850	25,697	79,153
3.613	12M SOFR	11/15/53	1,120	(b)	(25,339)	(8,757)	(16,582)
3.512	12M SOFR	11/29/53	290	(b)	(4,639)	(5,590)	951

TOTAL					$125,652	$(42,557)	$168,209

(a)	Payments made annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
REMICS	—Real Estate Mortgage Investment Conduits
RFUCC	—Refinitive USD IBOR Consumer Cash Fallbacks 1 year
SOFR	—Secured Overnight Financing Rate

Abbreviation:
SOFR	—Secured Overnight Financing Rate

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 99.0%
U.S. Treasury Inflation-Indexed Bonds
$11,670,324	2.125%		02/15/40	$11,820,415
11,691,988	1.000		02/15/48	9,219,514
25,132,840	1.500		02/15/53	21,975,088
1,728,373	2.125		02/15/54	1,750,228
U.S. Treasury Inflation-Indexed Notes
667,454	0.375	(a)	07/15/25	652,845
62,079,414	0.125		07/15/26	59,495,236
13,620,789	0.375		01/15/27	12,992,483
52,300,121	1.625		10/15/27	51,812,310
10,802,535	2.375		10/15/28	11,061,944
2,206,083	0.250		07/15/29	2,035,419
27,133,201	0.125		01/15/30	24,574,775
9,042,361	0.625		07/15/32	8,208,319
14,489,470	1.375		07/15/33	13,919,857
14,429,554	1.750		01/15/34	14,264,295

TOTAL U.S. TREASURY OBLIGATIONS (Cost $246,591,523)				$243,782,728

TOTAL INVESTMENTS – 99.0% (Cost $246,591,523)				$243,782,728

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%				2,385,056

NET ASSETS – 100.0%				$246,167,784

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	282	06/18/24	$31,244,719	$153,119
5 Year U.S. Treasury Notes	254	06/28/24	27,181,969	50,103
Total				$203,222

Short position contracts:
2 Year U.S. Treasury Notes	(50)	06/28/24	(10,224,219)	22,109
20 Year U.S. Treasury Bonds	(54)	06/18/24	(6,503,625)	(72,190)
Ultra 10-Year U.S. Treasury Note	(64)	06/18/24	(7,335,000)	(44,899)
Ultra Long U.S. Treasury Bonds	(84)	06/18/24	(10,836,000)	(146,459)
Total				$(241,439)
TOTAL FUTURES CONTRACTS				$(38,217)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.103%(a)	1T CPI-U(a)	12/14/24	$10,000		$1,178,581	$13	$1,178,568
4.430(b)	12M SOFR(b)	12/31/24	10		96	(20)	116
2.007(a)	1T CPI-U(a)	02/07/26	6,300		760,316	22	760,294
12M SOFR(b)	3.490%(b)	05/31/27	10		(266)	(24)	(242)
12M SOFR(b)	3.730(b)	11/28/27	3,650	(c)	5,954	14,962	(9,008)
3.975(b)	12M SOFR(b)	08/31/28	26,600	(c)	(2,532)	(6,806)	4,274
1T CPI-U(a)	2.103(a)	02/07/29	6,300		(773,213)	46	(773,259)
2.680(b)	12M SOFR(b)	07/28/32	9,220	(c)	338,457	66,686	271,771
12M SOFR(b)	4.306(b)	10/05/33	7,530	(c)	189,686	(50,254)	239,940
12M SOFR(b)	3.849(b)	11/15/33	9,020	(c)	31,604	8,563	23,041
12M SOFR(b)	2.910(b)	07/28/37	25,130	(c)	(732,331)	(445,134)	(287,197)
12M SOFR(b)	3.391(b)	05/10/38	24,140	(c)	(330,080)	(250,344)	(79,736)
2.080(b)	12M SOFR(b)	07/28/47	25,380	(c)	718,830	320,869	397,961
2.564(b)	12M SOFR(b)	05/11/53	21,260	(c)	441,411	113,358	328,053
3.613(b)	12M SOFR(b)	11/15/53	4,900	(c)	(110,859)	(38,296)	(72,563)
3.512(b)	12M SOFR(b)	11/29/53	1,240	(c)	(19,836)	(24,824)	4,988

TOTAL					$1,695,818	$(291,183)	$1,987,001

(a)	Payments made at maturity.

(b)	Payments made annually.

(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.

Abbreviations:
CPI U	—Consumer Price Index For All Urban Consumers
SOFR	—Secured Overnight Financing Rate

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 56.8%

Aerospace & Defense(a) – 2.4%
Boeing Co.
$10,068,000	4.875%		05/01/25	$9,956,346
5,400,000	2.600		10/30/25	5,139,882
6,455,000	5.150		05/01/30	6,246,826
Howmet Aerospace, Inc.
1,265,000	6.875		05/01/25	1,278,877
RTX Corp.
6,820,000	5.750		11/08/26	6,927,756

				29,549,687

Agriculture(a) – 0.6%
BAT International Finance PLC
8,000,000	1.668		03/25/26	7,449,920

Automotive – 2.3%
Ford Motor Credit Co. LLC (a)
5,639,000	2.300		02/10/25	5,468,815
250,000	4.687		06/09/25	246,798
General Motors Financial Co., Inc. (a)
8,800,000	1.500		06/10/26	8,098,024
Goodyear Tire & Rubber Co. (a)
3,235,000	9.500		05/31/25	3,264,341
Hyundai Capital America (b)
2,350,000	5.800		06/26/25	2,353,948
Volkswagen Group of America Finance LLC (b)
2,955,000	3.350		05/13/25	2,884,730
5,800,000	3.950		06/06/25	5,691,598
ZF North America Capital, Inc. (b)
900,000	4.750		04/29/25	889,083

				28,897,337

Banks – 22.7%
Banco Santander SA
1,600,000	2.746		05/28/25	1,546,592
Bank of America Corp.
23,950,000	3.950		04/21/25	23,556,023
(Secured Overnight Financing Rate + 1.990%)
7,000,000	6.204	(a)(c)	11/10/28	7,241,640
(Secured Overnight Financing Rate + 2.040%)
7,000,000	4.948	(a)(c)	07/22/28	6,944,770
Bank of New York Mellon Corp. (a)(c) (Secured Overnight Financing Rate + 1.026%)
4,600,000	4.947		04/26/27	4,581,370
Barclays PLC (a)(c)
(Secured Overnight Financing Rate + 1.490%)
3,115,000	5.674		03/12/28	3,125,747
(Secured Overnight Financing Rate + 2.714%)
3,600,000	2.852		05/07/26	3,489,876
BNP Paribas SA (b)
10,000,000	4.375		09/28/25	9,821,100
(Secured Overnight Financing Rate + 2.074%)
3,275,000	2.219	(a)(c)	06/09/26	3,149,109
BPCE SA (a)(b)(c) (Secured Overnight Financing Rate + 1.520%)
3,675,000	1.652		10/06/26	3,451,229
Canadian Imperial Bank of Commerce
3,860,000	5.615		07/17/26	3,894,894
Citigroup, Inc.
1,800,000	4.600		03/09/26	1,772,136

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 0.694%)
$15,075,000	2.014	%(a)(c)	01/25/26	$14,614,157
(Secured Overnight Financing Rate + 1.280%)
7,000,000	3.070	(a)(c)	02/24/28	6,585,320
(Secured Overnight Financing Rate + 1.887%)
7,000,000	4.658	(a)(c)	05/24/28	6,894,230
(Secured Overnight Financing Rate + 2.842%)
14,275,000	3.106	(a)(c)	04/08/26	13,917,126
Credit Agricole SA
5,700,000	4.375		03/17/25	5,613,018
Credit Suisse AG
11,225,000	3.700		02/21/25	11,032,042
675,000	2.950		04/09/25	657,018
Deutsche Bank AG (a)(c) (Secured Overnight Financing Rate + 1.594%)
3,135,000	5.706		02/08/28	3,132,210
Fifth Third Bancorp (a)
690,000	2.375		01/28/25	671,453
First Horizon Corp. (a)
1,500,000	4.000		05/26/25	1,461,405
First-Citizens Bank & Trust Co. (a)(c) (3 mo. USD Term SOFR + 1.715%)
1,050,000	2.969		09/27/25	1,025,808
HSBC Holdings PLC (a)(c)
(Secured Overnight Financing Rate + 1.538%)
8,675,000	1.645		04/18/26	8,311,865
(Secured Overnight Financing Rate + 3.350%)
2,945,000	7.390		11/03/28	3,132,773
ING Groep NV (b)
5,000,000	4.625		01/06/26	4,943,650
(1 yr. CMT + 1.100%)
4,750,000	1.400	(a)(c)	07/01/26	4,509,840
JPMorgan Chase & Co. (a)(c)
(3 mo. USD Term SOFR + 1.585%)
22,175,000	2.005		03/13/26	21,436,794
(Secured Overnight Financing Rate + 0.605%)
3,446,000	1.561		12/10/25	3,350,580
(Secured Overnight Financing Rate + 0.800%)
9,200,000	1.045		11/19/26	8,581,576
(Secured Overnight Financing Rate + 1.850%)
6,360,000	2.083		04/22/26	6,130,404
Lloyds Banking Group PLC
1,525,000	4.500		11/04/24	1,509,094
Macquarie Group Ltd. (a)(b)(c) (Secured Overnight Financing Rate + 1.069%)
2,100,000	1.340		01/12/27	1,948,149
Mitsubishi UFJ Financial Group, Inc.
1,279,000	1.412		07/17/25	1,216,444
Morgan Stanley (a)(c)
(Secured Overnight Financing Rate + 0.525%)
2,200,000	0.790		05/30/25	2,179,342
(Secured Overnight Financing Rate + 0.720%)
4,025,000	0.985		12/10/26	3,729,485
(Secured Overnight Financing Rate + 0.745%)
2,125,000	0.864		10/21/25	2,066,435
(Secured Overnight Financing Rate + 1.990%)
20,275,000	2.188		04/28/26	19,563,956

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Santander Holdings USA, Inc. (a)(c) (Secured Overnight Financing Rate + 1.380%)
$4,171,000	4.260%	06/09/25	$4,145,390
Societe Generale SA (a)(b)(c) (1 yr. CMT + 1.500%)
3,155,000	5.519	01/19/28	3,135,439
UBS Group AG (a)(b)(c) (Secured Overnight Financing Rate + 2.044%)
9,600,000	2.193	06/05/26	9,208,224
Wells Fargo & Co. (a)(c)
(Secured Overnight Financing Rate + 1.510%)
7,000,000	3.526	03/24/28	6,663,090
(Secured Overnight Financing Rate + 1.560%)
9,910,000	4.540	08/15/26	9,785,332
(Secured Overnight Financing Rate + 1.980%)
7,000,000	4.808	07/25/28	6,897,730
(Secured Overnight Financing Rate + 2.000%)
7,200,000	2.188	04/30/26	6,935,760
Westpac New Zealand Ltd. (b)
2,265,000	4.902	02/15/28	2,246,608

			279,806,233

Building Materials – 0.2%
Carrier Global Corp.
1,805,000	5.800	11/30/25	1,816,985
JELD-WEN, Inc. (a)(b)
125,000	4.875	12/15/27	119,626
Summit Materials LLC/Summit Materials Finance Corp. (a)(b)
115,000	6.500	03/15/27	114,959

			2,051,570

Chemicals(a) – 0.9%
Celanese U.S. Holdings LLC
3,665,000	6.165	07/15/27	3,733,059
International Flavors & Fragrances, Inc. (b)
5,225,000	1.230	10/01/25	4,893,160
OCI NV (b)
1,043,000	4.625	10/15/25	1,021,806
SNF Group SACA (b)
1,650,000	3.125	03/15/27	1,523,957

			11,171,982

Commercial Services – 0.3%
Global Payments, Inc. (a)
3,175,000	1.200	03/01/26	2,938,367
Prime Security Services Borrower LLC/Prime Finance, Inc. (b)
987,000	5.250	04/15/24	985,401

			3,923,768

Computers(a) – 0.1%
NetApp, Inc.
1,300,000	1.875	06/22/25	1,243,541

Diversified Financial Services – 3.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (a)
5,925,000	3.500	01/15/25	5,828,600
640,000	6.500	07/15/25	646,573
Air Lease Corp. (a)
7,038,000	2.300	02/01/25	6,835,306

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
$1,100,000	3.375%	07/01/25	$1,071,917
5,175,000	1.875	08/15/26	4,771,919
Aviation Capital Group LLC (a)(b)
1,725,000	1.950	01/30/26	1,609,874
Avolon Holdings Funding Ltd. (a)(b)
2,075,000	2.875	02/15/25	2,019,701
Capital One Financial Corp. (a)
4,491,000	3.200	02/05/25	4,397,408
Macquarie Airfinance Holdings Ltd. (a)(b)
260,000	6.400	03/26/29	263,986
Nomura Holdings, Inc.
2,695,000	5.099	07/03/25	2,676,458
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. (a)(b)
10,460,000	2.875	10/15/26	9,664,726
Synchrony Financial (a)
4,260,000	4.875	06/13/25	4,197,250

			43,983,718

Electrical(a) – 1.9%
Avangrid, Inc.
1,375,000	3.200	04/15/25	1,340,364
DTE Energy Co.
2,375,000	1.050	06/01/25	2,255,775
Enel Finance International NV (b)
7,875,000	1.375	07/12/26	7,205,467
Entergy Corp.
2,800,000	0.900	09/15/25	2,626,260
NRG Energy, Inc. (b)
4,525,000	3.750	06/15/24	4,498,981
Vistra Operations Co. LLC (b)
2,325,000	3.550	07/15/24	2,306,633
2,965,000	5.000	07/31/27	2,872,996

			23,106,476

Electrical Components & Equipment(a)(b) – 0.1%
WESCO Distribution, Inc.
1,485,000	6.375	03/15/29	1,500,607

Electronics(b) – 0.2%
Sensata Technologies BV
3,000,000	5.000	10/01/25	2,962,860

Energy-Alternate Sources(a)(b) – 0.0%
Greenko Dutch BV
185,000	3.850	03/29/26	173,671
Greenko Wind Projects Mauritius Ltd.
200,000	5.500	04/06/25	196,500

			370,171

Engineering & Construction(a) – 0.2%
AECOM
2,750,000	5.125	03/15/27	2,703,663

Entertainment – 0.4%
Six Flags Theme Parks, Inc. (a)(b)
1,125,000	7.000	07/01/25	1,128,150

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Entertainment – (continued)
Warnermedia Holdings, Inc.
$3,735,000	3.638%		03/15/25	$3,661,196

				4,789,346

Environmental(a)(b) – 1.0%
GFL Environmental, Inc.
3,880,000	3.750		08/01/25	3,782,573
4,860,000	5.125		12/15/26	4,773,930
Veralto Corp.
3,650,000	5.500		09/18/26	3,663,505

				12,220,008

Food & Drug Retailing(a) – 1.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/ Albertsons LLC (b)
3,630,000	3.250		03/15/26	3,458,446
110,000	7.500		03/15/26	111,945
General Mills, Inc.
6,115,000	4.700		01/30/27	6,065,163
Performance Food Group, Inc. (b)
3,020,000	6.875		05/01/25	3,020,755

				12,656,309

Gaming(a) – 0.3%
MGM Resorts International
3,511,000	5.750		06/15/25	3,507,103

Gas(a) – 0.8%
NiSource, Inc.
10,050,000	0.950		08/15/25	9,459,462

Healthcare Providers & Services – 2.2%
Centene Corp. (a)
1,900,000	4.250		12/15/27	1,811,840
8,410,000	2.450		07/15/28	7,462,866
HCA, Inc.
7,810,000	5.375		02/01/25	7,788,757
6,000,000	5.875	(a)	02/15/26	6,025,620
3,650,000	5.625	(a)	09/01/28	3,694,420

				26,783,503

Housewares(a) – 0.2%
Newell Brands, Inc.
2,770,000	4.875		06/01/25	2,730,527

Insurance(b) – 0.3%
Athene Global Funding
305,000	1.450		01/08/26	283,165
Equitable Financial Life Global Funding
1,550,000	1.400		07/07/25	1,470,160
Great-West Lifeco U.S. Finance 2020 LP (a)
2,000,000	0.904		08/12/25	1,884,320

				3,637,645

Internet(a)(b) – 0.9%
Gen Digital, Inc.
3,110,000	6.750		09/30/27	3,155,997
Netflix, Inc.
2,189,000	3.625		06/15/25	2,143,097

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Internet(a)(b) – (continued)
Prosus NV
$7,030,000	3.257%	01/19/27	$6,485,175

			11,784,269

Investment Companies – 0.5%
Blackstone Private Credit Fund
6,000,000	4.700	03/24/25	5,921,100

Iron/Steel – 0.0%
POSCO (b)
310,000	5.750	01/17/28	314,165
Steel Dynamics, Inc. (a)
345,000	2.400	06/15/25	332,218

			646,383

Leisure Time(a)(b) – 0.2%
Carnival Corp.
2,280,000	5.750	03/01/27	2,256,904

Lodging(a) – 0.2%
MGM Resorts International
2,040,000	6.750	05/01/25	2,039,347

Machinery-Diversified(a)(b)(d) – 0.1%
Husky III Holding Ltd. (PIK 13.750%, Cash 13.000%)
1,104,000	13.000	02/15/25	1,104,585

Media(a) – 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital
8,925,000	4.908	07/23/25	8,819,239

Mining(a)(b) – 0.3%
Glencore Funding LLC
4,200,000	1.625	09/01/25	3,975,846

Miscellaneous Manufacturing(a) – 1.1%
Amsted Industries, Inc. (b)
2,754,000	5.625	07/01/27	2,714,260
Hillenbrand, Inc.
890,000	5.750	06/15/25	888,843
1,191,000	6.250	02/15/29	1,200,301
Teledyne Technologies, Inc.
9,375,000	1.600	04/01/26	8,728,875

			13,532,279

Multi-National(a)(b) – 0.2%
African Export-Import Bank
1,050,000	2.634	05/17/26	980,479
1,130,000	3.798	05/17/31	962,003

			1,942,482

Office & Business Equipment(a)(b) – 0.1%
Xerox Holdings Corp.
1,501,000	5.000	08/15/25	1,479,596

Oil Field Services(a) – 0.9%
Canadian Natural Resources Ltd.
1,875,000	2.050	07/15/25	1,794,019
EQT Corp.
2,625,000	6.125	02/01/25	2,630,985

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services(a) – (continued)
Petroleos Mexicanos
$210,000	6.875%		10/16/25	$207,644
QatarEnergy
2,160,000	1.375		09/12/26	1,980,450
Saudi Arabian Oil Co.
2,130,000	1.625		11/24/25	2,004,197
Sunoco LP/Sunoco Finance Corp. (b)
2,300,000	7.000		09/15/28	2,350,416
USA Compression Partners LP/USA Compression Finance Corp.
120,000	6.875		04/01/26	120,000

				11,087,711

Packaging(a) – 0.5%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (b)
1,165,000	6.000		06/15/27	1,133,766
Berry Global, Inc.
3,200,000	1.570		01/15/26	2,995,904
Silgan Holdings, Inc. (b)
1,925,000	1.400		04/01/26	1,763,281

				5,892,951

Pharmaceuticals(a) – 1.8%
AbbVie, Inc.
18,000,000	4.800		03/15/27	18,009,720
Perrigo Finance Unlimited Co.
1,184,000	3.900		12/15/24	1,163,493
PRA Health Sciences, Inc. (b)
3,144,000	2.875		07/15/26	2,929,454

				22,102,667

Pipelines – 2.3%
Cheniere Energy Partners LP
2,835,000	4.500		10/01/29	2,698,778
DCP Midstream Operating LP (a)
2,956,000	5.375		07/15/25	2,948,048
2,690,000	5.625		07/15/27	2,709,449
Kinetik Holdings LP (a)(b)
1,700,000	6.625		12/15/28	1,729,070
MPLX LP (a)
8,300,000	1.750		03/01/26	7,762,326
NGPL PipeCo LLC (a)(b)
410,000	4.875		08/15/27	399,713
NuStar Logistics LP (a)
7,500,000	5.750		10/01/25	7,468,575
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (a)
2,720,000	6.875		01/15/29	2,796,432

				28,512,391

Real Estate(a)(b) – 0.0%
Sunac China Holdings Ltd.
14,949	0.000	(e)	09/30/28	3,027
(PIK 6.000%, Cash 5.000%)
12,187	6.000	(d)	09/30/26	1,371
(PIK 6.000%, Cash 5.000%)
36,562	7.000	(d)	09/30/29	2,468

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate(a)(b) – (continued)
(PIK 6.250%, Cash 5.250%)
$12,187	6.250	%(d)	09/30/27	$1,213
(PIK 6.500%, Cash 5.500%)
24,374	6.500	(d)	09/30/27	2,120
(PIK 6.750%, Cash 5.750%)
36,562	6.750	(d)	09/30/28	2,815
(PIK 7.250%, Cash 6.250%)
17,177	7.250	(d)	09/30/30	1,022
(PIK 7.800%, Cash 1.000%)
21,848	1.000	(d)	09/30/32	1,311

				15,347

Real Estate Investment Trust(a) – 1.6%
American Tower Corp.
1,150,000	2.400		03/15/25	1,115,293
1,400,000	1.300		09/15/25	1,320,158
Crown Castle, Inc.
1,750,000	1.350		07/15/25	1,661,905
MPT Operating Partnership LP/MPT Finance Corp.
7,785,000	5.250		08/01/26	7,123,664
Retail Opportunity Investments Partnership LP
3,250,000	6.750		10/15/28	3,367,065
VICI Properties LP/VICI Note Co., Inc. (b)
4,590,000	3.500		02/15/25	4,491,361
WP Carey, Inc.
230,000	4.000		02/01/25	226,635

				19,306,081

Retailing(a) – 0.5%
Murphy Oil USA, Inc.
3,670,000	5.625		05/01/27	3,634,365
Penske Automotive Group, Inc.
3,310,000	3.500		09/01/25	3,222,384

				6,856,749

Semiconductors(a) – 0.2%
NXP BV/NXP Funding LLC/NXP USA, Inc.
250,000	2.700		05/01/25	242,708
Skyworks Solutions, Inc.
2,425,000	1.800		06/01/26	2,250,545

				2,493,253

Software – 0.8%
Fair Isaac Corp. (a)(b)
2,705,000	5.250		05/15/26	2,673,595
Infor, Inc. (a)(b)
1,075,000	1.750		07/15/25	1,017,391
Oracle Corp.
3,575,000	5.800		11/10/25	3,603,814
PTC, Inc. (a)(b)
2,085,000	3.625		02/15/25	2,040,110

				9,334,910

Telecommunication Services – 1.5%
Telecom Italia SpA (b)
5,615,000	5.303		05/30/24	5,592,540

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
T-Mobile USA, Inc. (a)
$12,865,000	3.500%	04/15/25	$12,612,717

			18,205,257

Toys/Games/Hobbies(a)(b) – 0.2%
Mattel, Inc.
2,815,000	5.875	12/15/27	2,824,261

Trucking & Leasing(a)(b) – 0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp.
4,950,000	1.200	11/15/25	4,617,410
1,690,000	5.350	01/12/27	1,692,163

			6,309,573

TOTAL CORPORATE OBLIGATIONS (Cost $722,826,159)			$700,948,617

Asset-Backed Securities(a) – 19.0%

Automotive – 3.3%
Bank of America Auto Trust Series 2023-2A, Class A2(b)
$2,500,000	5.850%	08/17/26	$2,505,112
Exeter Automobile Receivables Trust Series 2024-2A, Class A3
1,900,000	5.630	10/15/26	1,900,083
Ford Credit Auto Lease Trust Series 2024-A, Class A2A
7,000,000	5.240	07/15/26	6,988,019
Ford Credit Auto Owner Trust Series 2024-1, Class A(b)
3,200,000	4.870	08/15/36	3,191,059
Nissan Auto Lease Trust Series 2024-A, Class A2A
6,350,000	5.110	10/15/26	6,331,796
Nissan Auto Receivables Owner Trust Series 2023-A, Class A2A
2,740,361	5.340	02/17/26	2,737,441
Santander Drive Auto Receivables Trust Series 2023-6, Class A2
3,744,439	6.080	05/17/27	3,752,861
Santander Drive Auto Receivables Trust Series 2024-1, Class A2
2,925,000	5.710	02/16/27	2,926,262
Tesla Auto Lease Trust Series 2021-B, Class A3(b)
2,602,972	0.600	09/22/25	2,595,926
Toyota Auto Receivables Owner Trust Series 2021-D, Class A3
5,365,133	0.710	04/15/26	5,224,756
World Omni Auto Receivables Trust Series 2023-B, Class A2A
2,376,687	5.250	11/16/26	2,373,219

			40,526,534

Collateralized Loan Obligations – 9.3%
37 Capital CLO 1 Ltd. Series 2021-1A, Class A(b)(c) (3 mo. USD Term SOFR + 1.462%)
3,700,000	6.776	10/15/34	3,699,834
AMMC CLO XI Ltd. Series 2012-11A, Class A1R2(b)(c) (3 mo. USD Term SOFR + 1.272%)
2,691,269	6.589	04/30/31	2,692,763
Anchorage Capital CLO 15 Ltd. Series 2020-15A, Class AR(b)(c) (3 mo. USD Term SOFR + 1.462%)
7,600,000	6.779	07/20/34	7,600,099
Atlas Senior Loan Fund XVII Ltd. Series 2021-17A, Class A(b)(c) (3 mo. USD Term SOFR + 1.462%)
8,200,000	6.779	10/20/34	8,200,508

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)

Collateralized Loan Obligations – (continued)
CIFC Funding Ltd. Series 2018-2A, Class A1(b)(c) (3 mo. USD Term SOFR + 1.302%)
	$2,709,854	6.619%	04/20/31	$2,711,169
CIFC Funding Ltd. Series 2023-3A, Class E(b)(c) (3 mo. USD Term SOFR + 7.650%)
	2,025,000	12.966	01/20/37	2,051,343
CQS U.S. CLO Ltd. Series 2021-1A, Class A(b)(c) (3 mo. USD Term SOFR + 1.482%)
	4,500,000	6.799	01/20/35	4,498,344
Crown City CLO I Series 2020-1A, Class A1AR(b)(c) (3 mo. USD Term SOFR + 1.452%)
	2,500,000	6.769	07/20/34	2,500,278
Dunedin Park CLO DAC Series 1X, Class AR(c) (3 mo. EUR EURIBOR + 0.980%)
EUR	4,750,000	4.895	11/20/34	5,065,297
HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A(b)(c) (3 mo. USD Term SOFR + 1.712%)
	$5,775,000	7.029	11/30/32	5,775,335
HalseyPoint CLO I Ltd. Series 2019-1A, Class A1A1(b)(c) (3 mo. USD Term SOFR + 1.612%)
	3,500,000	6.929	01/20/33	3,500,403
Helios Issuer LLC Series 2023-GRID1, Class 1A(b)
	366,268	5.750	12/20/50	369,874
Invesco CLO Ltd. Series 2021-2A, Class A(b)(c) (3 mo. USD Term SOFR + 1.382%)
	4,300,000	6.696	07/15/34	4,299,940
Jamestown CLO XVI Ltd. Series 2021-16A, Class A(b)(c) (3 mo. USD Term SOFR + 1.462%)
	3,000,000	6.786	07/25/34	3,000,405
LCM 26 Ltd. Series 26A, Class A1(b)(c) (3 mo. USD Term SOFR + 1.332%)
	5,553,896	6.649	01/20/31	5,556,701
Marble Point CLO XVII Ltd. Series 2020-1A, Class A(b)(c) (3 mo. USD Term SOFR + 1.562%)
	6,000,000	6.879	04/20/33	5,999,940
MJX Venture Management II LLC Series 2017-28RR, Class A1(b)(c) (3 mo. USD Term SOFR + 1.542%)
	3,496,726	6.859	07/22/30	3,487,875
Newark BSL CLO 1 Ltd. Series 2016-1A, Class A1R(b)(c) (3 mo. USD Term SOFR + 1.362%)
	2,070,634	6.681	12/21/29	2,070,578
Northwoods Capital XVIII Ltd. Series 2019-18A, Class AR(b)(c) (3 mo. USD Term SOFR + 1.362%)
	10,600,000	6.681	05/20/32	10,574,846
Pikes Peak CLO 3 Series 2019-3A, Class ARR(b)(c) (3 mo. USD Term SOFR + 1.462%)
	4,000,000	6.786	10/25/34	4,000,008
RRX 3 Ltd. Series 2021-3A, Class A2(b)(c) (3 mo. USD Term SOFR + 2.012%)
	3,000,000	7.326	04/15/34	3,001,647
Sycamore Tree CLO Ltd. Series 2023-2A, Class AR(b)(c) (3 mo. USD Term SOFR + 1.680%)
	2,200,000	7.003	01/20/37	2,208,670
TCW CLO Ltd. Series 2022-1A, Class A1(b)(c) (3 mo. USD Term SOFR + 1.340%)
	7,900,000	6.658	04/22/33	7,895,639

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)

Collateralized Loan Obligations – (continued)
TICP CLO XIV Ltd. Series 2019-14A, Class A1R(b)(c) (3 mo. USD Term SOFR + 1.342%)
$8,000,000	6.659%	10/20/32	$8,003,088
Venture 36 CLO Ltd. Series 2019-36A, Class D(b)(c) (3 mo. USD Term SOFR + 4.412%)
2,500,000	9.729	04/20/32	2,481,065
Zais CLO 13 Ltd. Series 2019-13A, Class A1A(b)(c) (3 mo. USD Term SOFR + 1.752%)
2,997,202	7.066	07/15/32	2,999,237

			114,244,886

Credit Card – 1.1%
Barclays Dryrock Issuance Trust Series 2023-1, Class A
7,300,000	4.720	02/15/29	7,250,375
Barclays Dryrock Issuance Trust Series 2023-2, Class A(c) (1 mo. USD Term SOFR + 0.900%)
2,425,000	6.219	08/15/28	2,441,318
Discover Card Execution Note Trust Series 2023-A1, Class A
3,800,000	4.310	03/15/28	3,748,518

			13,440,211

Student Loan(c) – 5.3%
Apidos CLO XV Ltd. Series 2013-15A, Class A1RR(b) (3 mo. USD Term SOFR + 1.272%)
5,035,977	6.589	04/20/31	5,037,679
Bain Capital Credit CLO Ltd. Series 2023-3A, Class A(b) (3 mo. USD Term SOFR + 1.800%)
3,600,000	7.119	07/24/36	3,625,322
Balboa Bay Loan Funding Ltd. Series 2023-1A, Class AR(b) (-1X 3 mo. USD Term SOFR + 1.420%)
5,600,000	1.000	04/20/36	5,601,002
CIFC Falcon Ltd. Series 2019-FAL, Class A(b) (3 mo. USD Term SOFR + 1.262%)
4,000,000	6.579	01/20/33	4,001,884
Diameter Capital CLO 4 Ltd. Series 2022-4A, Class A1R(b) (3 mo. USD Term SOFR + 1.830%)
5,500,000	7.144	01/15/37	5,551,711
Edsouth Indenture No. 5 LLC Series 2014-1, Class A(b) (1 mo. USD Term SOFR + 0.814%)
172,957	6.135	02/25/39	170,975
Elmwood CLO 27 Ltd. Series 2024-3A, Class A(b) (-1X 3 mo. USD Term SOFR + 1.520%)
4,500,000	1.000	04/18/37	4,500,805
Flatiron CLO 20 Ltd. Series 2020-1A, Class AR(b) (-1X 3 mo. USD Term SOFR + 1.380%)
3,700,000	1.000	05/20/36	3,700,662
Illinois Student Assistance Commission Series 2010-1, Class A3 (3 mo. USD Term SOFR + 1.161%)
529,434	6.523	07/25/45	529,435
Katayma CLO II Ltd. Series 2024-2A, Class B(b) (3 mo. USD Term SOFR + 2.150%)
2,500,000	7.438	04/20/37	2,500,863
Marathon Static CLO Ltd. Series 2022-18A, Class A1R2(b) (3 mo. USD Term SOFR + 1.150%)
3,776,969	6.483	07/20/30	3,776,946

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities(a) – (continued)

Student Loan(c) – (continued)
Marble Point CLO XIV Ltd. Series 2018-2A, Class A12R(b) (3 mo. USD Term SOFR + 1.200%)
	$6,500,000	6.531%		01/20/32	$6,499,883
Neuberger Berman Loan Advisers CLO 39 Ltd. Series 2020-39A, Class A1R(b) (3 mo. USD Term SOFR + 1.530%)
	3,500,000	6.849		04/20/38	3,508,124
Ocean Trails CLO XII Ltd. Series 2022-12A, Class A1(b) (3 mo. USD Term SOFR + 1.590%)
	4,700,000	6.908		07/20/35	4,699,864
Palmer Square Loan Funding Ltd. Series 2022-3A, Class A1BR(b) (3 mo. USD Term SOFR + 1.400%)
	5,025,000	6.721		04/15/31	5,024,955
Parallel Ltd. Series 2023-1A, Class A1(b) (3 mo. USD Term SOFR + 2.200%)
	3,000,000	7.518		07/20/36	3,029,118
PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1 mo. USD Term SOFR + 1.264%)
	513,572	6.585		09/25/65	514,320
RRE 2 Loan Management DAC Series 2X, Class A2R (3 mo. EUR EURIBOR + 1.450%)
EUR	3,500,000	5.392		07/15/35	3,699,387

					65,972,935

TOTAL ASSET-BACKED SECURITIES (Cost $233,706,495)					$234,184,566

Mortgage-Backed Obligations – 14.4%

Collateralized Mortgage Obligations – 2.3%
Interest Only(f) – 0.5%
Federal Home Loan Mortgage Corp. REMICS Series 4468, Class SY (-1X 1 mo. USD Term SOFR + 5.986%)
	$334,616	0.667	%(c)	05/15/45	$31,537
Federal Home Loan Mortgage Corp. REMICS Series 5020, Class IH
	1,518,099	3.000		08/25/50	252,209
Federal Home Loan Mortgage Corp. REMICS Series 4583, Class ST (-1X 1 mo. USD Term SOFR + 5.886%)
	230,574	0.567	(c)	05/15/46	22,610
Federal Home Loan Mortgage Corp. REMICS Series 4314, Class SE (-1X 1 mo. USD Term SOFR + 5.936%)
	200,517	0.617	(c)	03/15/44	17,419
Federal Home Loan Mortgage Corp. REMICS Series 4998, Class GI
	3,584,961	4.000		08/25/50	728,192
Federal National Mortgage Association REMICS Series 2020-60, Class NI
	540,551	4.000		09/25/50	110,845
Federal National Mortgage Association REMICS Series 2016-1, Class SJ (-1X 1 mo. USD Term SOFR + 6.036%)
	314,132	0.715	(c)	02/25/46	31,889
Federal National Mortgage Association REMICS Series 2017-31, Class SG (-1X 1 mo. USD Term SOFR + 5.986%)
	383,681	0.665	(c)	05/25/47	40,759
Federal National Mortgage Association REMICS Series 2020-49, Class KS (-1X 1 mo. USD Term SOFR + 5.986%)
	2,501,015	0.665	(c)	07/25/50	265,498

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(f) – (continued)
Federal National Mortgage Association REMICS Series 2020-62, Class GI
$2,623,242	4.000%		06/25/48	$502,073
Federal National Mortgage Association REMICS Series 2010-135, Class AS (-1X 1 mo. USD Term SOFR + 5.836%)
60,838	0.515	(c)	12/25/40	4,196
Government National Mortgage Association REMICS Series 2014-132, Class SL (-1X 1 mo. USD Term SOFR + 5.986%)
146,271	0.657	(a)(c)	10/20/43	6,119
Government National Mortgage Association REMICS Series 2017-112, Class SJ (-1X 1 mo. USD Term SOFR + 5.546%)
136,737	0.217	(a)(c)	07/20/47	11,061
Government National Mortgage Association REMICS Series 2018-122, Class HS (-1X 1 mo. USD Term SOFR + 6.086%)
313,599	0.757	(a)(c)	09/20/48	32,297
Government National Mortgage Association REMICS Series 2019-1, Class SN (-1X 1 mo. USD Term SOFR + 5.936%)
304,471	0.607	(a)(c)	01/20/49	28,241
Government National Mortgage Association REMICS Series 2019-78, Class SE (-1X 1 mo. USD Term SOFR + 5.986%)
138,697	0.657	(a)(c)	06/20/49	12,862
Government National Mortgage Association REMICS Series 2020-78, Class DI
1,367,299	4.000	(a)	06/20/50	267,336
Government National Mortgage Association REMICS Series 2020-146, Class KI
3,703,879	2.500	(a)	10/20/50	510,388
Government National Mortgage Association REMICS Series 2013-124, Class CS (-1X 1 mo. USD Term SOFR + 5.936%)
218,827	0.607	(a)(c)	08/20/43	20,415
Government National Mortgage Association REMICS Series 2014-162, Class SA (-1X 1 mo. USD Term SOFR + 5.486%)
81,207	0.157	(a)(c)	11/20/44	5,748
Government National Mortgage Association REMICS Series 2015-123, Class SP (-1X 1 mo. USD Term SOFR + 6.136%)
141,901	0.807	(a)(c)	09/20/45	14,009
Government National Mortgage Association REMICS Series 2016-27, Class IA
78,229	4.000	(a)	06/20/45	9,860
Government National Mortgage Association REMICS Series 2018-122, Class SE (-1X 1 mo. USD Term SOFR + 6.086%)
291,485	0.757	(a)(c)	09/20/48	29,407
Government National Mortgage Association REMICS Series 2019-153, Class EI
6,961,291	4.000	(a)	12/20/49	1,362,763
Government National Mortgage Association REMICS Series 2020-55, Class AS (-1X 1 mo. USD Term SOFR + 5.936%)
7,789,661	0.607	(a)(c)	04/20/50	808,860

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(f) – (continued)
Government National Mortgage Association REMICS Series 2020-61, Class GI
$1,765,534	5.000	%(a)	05/20/50	$382,990

				5,509,583

Sequential Fixed Rate – 0.3%
Federal National Mortgage Association REMICS Series 2012-111, Class B
9,216	7.000		10/25/42	9,730
Federal National Mortgage Association REMICS Series 2012-153, Class B
31,024	7.000		07/25/42	33,355
Verus Securitization Trust Series 2022-1, Class A1
4,150,664	2.724	(a)(b)(g)	01/25/67	3,778,224

				3,821,309

Sequential Floating Rate(a)(b)(c) – 1.5%
Angel Oak Mortgage Trust Series 2021-6, Class A1
795,061	1.458		09/25/66	643,768
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2020-DNA5, Class B1 (1 mo. USD Term SOFR + 4.800%)
3,231,000	10.120		10/25/50	3,647,037
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA1, Class M2 (1 mo. USD Term SOFR + 1.800%)
171,191	7.120		01/25/51	172,473
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-HQA2, Class M2 (1 mo. USD Term SOFR + 2.050%)
1,143,320	7.370		12/25/33	1,158,486
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA6, Class B1 (1 mo. USD Term SOFR + 3.400%)
2,046,000	8.720		10/25/41	2,117,122
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA3, Class M1A (1 mo. USD Term SOFR + 2.000%)
1,585,034	7.320		04/25/42	1,606,227
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA1, Class M1A (1 mo. USD Term SOFR + 1.000%)
1,486,598	6.320		01/25/42	1,486,120
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2023-HQA2, Class M1B (1 mo. USD Term SOFR + 3.350%)
1,074,000	8.670		06/25/43	1,136,064
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R01, Class 1B1 (1 mo. USD Term SOFR + 3.100%)
2,311,000	8.420		10/25/41	2,377,845
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (1 mo. USD Term SOFR + 3.900%)
298,099	9.220		04/25/43	317,822

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(a)(b)(c) – (continued)
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (1 mo. USD Term SOFR + 3.100%)
$560,000	8.421%		06/25/43	$587,264
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
4,307,957	2.520		05/25/52	3,544,628
New Residential Mortgage Loan Trust Series 2015-1A, Class A1
76,980	3.750		05/28/52	71,742

				18,866,598

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				28,197,490

Commercial Mortgage-Backed Securities – 4.0%
Sequential Fixed Rate – 2.0%
Bank Series 2023-BNK46, Class A4
$4,100,000	5.745	%(a)	08/15/56	$4,304,102
Bank5 Series 2023-5YR4, Class A3
1,500,000	6.500	(a)	12/15/56	1,583,105
BBCMS Mortgage Trust Series 2023-C19, Class A5
2,900,000	5.451	(a)	04/15/56	2,982,065
BBCMS Mortgage Trust Series 2023-C19, Class ASB
800,000	5.700	(a)	04/15/56	832,897
BMO Mortgage Trust Series 2022-C3, Class A5
575,000	5.313	(a)	09/15/54	583,809
BMO Mortgage Trust Series 2023-C7, Class A5
5,000,000	6.160	(a)	12/15/56	5,400,760
BX Trust Series 2022-CLS, Class A
3,900,000	5.760	(b)	10/13/27	3,915,000
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
1,500,000	3.000	(a)(b)	09/15/50	1,055,495
Citigroup Commercial Mortgage Trust Series 2019-C7, Class A4
740,000	3.102	(a)	12/15/72	662,132
MSWF Commercial Mortgage Trust Series 2023-2, Class A2
3,150,000	6.890	(a)	12/15/56	3,360,963
Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class D
900,000	3.250	(a)(b)	01/15/60	703,874

				25,384,202

Sequential Floating Rate(c) – 2.0%
Bank5 Series 2023-5YR1, Class A3
3,610,000	6.260	(a)	04/15/56	3,740,739
Bank5 Series 2023-5YR4, Class AS
821,000	7.274	(a)	12/15/56	879,605
BBCMS Mortgage Trust Series 2018-TALL, Class A (1 mo. USD Term SOFR + 0.919%)
1,225,000	6.245	(b)	03/15/37	1,177,768
BBCMS Mortgage Trust Series 2023-C22, Class A5
2,850,000	6.804	(a)	11/15/56	3,216,301
BBCMS Mortgage Trust Series 2023-5C23, Class AS
1,450,000	7.455	(a)	12/15/56	1,568,200
BBCMS Mortgage Trust Series 2018-TALL, Class B (1 mo. USD Term SOFR + 1.168%)
1,150,000	6.494	(b)	03/15/37	1,070,287
BX Commercial Mortgage Trust Series 2023-VLT2, Class A (1 mo. USD Term SOFR + 2.281%)
1,500,000	7.606	(b)	06/15/40	1,506,017

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(c) – (continued)
BX Commercial Mortgage Trust Series 2023-VLT3, Class A (1 mo. USD Term SOFR + 1.940%)
$2,675,000	7.265	%(b)	11/15/28	$2,674,975
BX Commercial Mortgage Trust Series 2024-XL4, Class A (1 mo. USD Term SOFR + 1.442%)
4,600,000	6.767	(b)	02/15/39	4,607,191
BX Commercial Mortgage Trust Series 2024-XL5, Class A (1 mo. USD Term SOFR + 1.392%)
2,150,000	6.692	(b)	03/15/41	2,150,269
Citigroup Commercial Mortgage Trust Series 2015-P1, Class C
1,949,000	4.369	(a)	09/15/48	1,806,840

				24,398,192

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$49,782,394

Federal Agencies – 8.1%
Government National Mortgage Association – 4.6%
$1,179,225	4.500%		08/20/47	$1,152,611
191,010	5.000		03/20/48	191,137
1,831,367	4.000		05/20/48	1,731,751
650,990	4.500		06/20/48	633,449
659,389	4.500		07/20/48	641,622
1,013,153	4.500		09/20/48	985,222
703,593	4.500		10/20/48	683,315
876,515	4.500		12/20/48	851,254
2,148,766	4.500		01/20/49	2,086,169
664,104	4.500		02/20/49	644,757
894,931	4.500		03/20/49	868,860
477,798	4.500		10/20/49	464,028
872,716	5.000		12/20/49	870,487
53,559	5.000		02/20/50	53,595
4,702,634	3.000		11/20/51	4,116,014
9,000,000	5.500		TBA-30yr(h)	8,994,702
23,000,000	6.000		TBA-30yr(h)	23,205,942
8,000,000	7.000		TBA-30yr(h)	8,172,187

				56,347,102

Uniform Mortgage-Backed Security – 3.5%
1,691	5.000		03/01/25	1,676
2,736	5.000		11/01/26	2,705
4,126	5.000		07/01/27	4,092
67,844	4.500		07/01/47	65,826
44,156	4.500		03/01/50	42,638
8,869,552	6.000		11/01/52	9,118,229
1,871,083	5.500		12/01/52	1,881,198
5,313,319	6.000		12/01/52	5,434,619
3,594,522	6.000		01/01/53	3,662,614
941,307	5.500		04/01/53	946,101
2,784,189	6.000		04/01/53	2,850,079
2,892,162	6.500		09/01/53	2,976,120
6,802,849	6.500		11/01/53	7,042,849
2,942,877	6.500		12/01/53	3,055,897

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
	$6,000,000	5.500%		TBA-30yr(h)	$5,971,172

					43,055,815

TOTAL FEDERAL AGENCIES					$99,402,917

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $177,287,600)					$177,382,801

Sovereign Debt Obligations – 4.0%

Euro(b) – 0.0%
Indonesia Government International Bonds
EUR	250,000	2.150%		07/18/24	$267,409

United States Dollar – 4.0%
Airport Authority (a)(b)
	$660,000	4.750		01/12/28	659,921
Chile Government International Bonds
	2,060,000	3.125		01/21/26	1,989,709
Export-Import Bank of Korea
	720,000	5.000		01/11/28	727,805
Indonesia Government International Bonds (a)
	8,750,000	4.150		09/20/27	8,520,312
	6,030,000	4.550		01/11/28	5,948,972
Korea Hydro & Nuclear Power Co. Ltd. (b)
	3,950,000	4.250		07/27/27	3,846,312
Mexico Government International Bonds (a)
	1,940,000	5.400		02/09/28	1,953,337
Panama Government International Bonds (a)
	2,010,000	3.750		03/16/25	1,954,725
Peru Government International Bonds (a)
	2,120,000	2.392		01/23/26	2,008,700
Perusahaan Penerbit SBSN Indonesia III
	3,530,000	2.300	(b)	06/23/25	3,414,515
	4,310,000	2.300		06/23/25	4,168,997
	7,550,000	1.500	(b)	06/09/26	7,000,999
Philippines Government International Bonds
	2,000,000	3.229		03/29/27	1,903,270
Qatar Government International Bonds (b)
	690,000	3.400		04/16/25	678,356
Republic of Poland Government International Bonds (a)
	2,600,000	4.625		03/18/29	2,577,016
Romania Government International Bonds (b)
	1,500,000	3.000		02/27/27	1,400,625
Saudi Government International Bonds (b)
	800,000	2.900		10/22/25	773,500

					49,527,071

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $51,329,595)					$49,794,480

Shares	Description			Value

Common Stocks – 0.0%

Real Estate Management & Development – 0.0%
10,465	Sunac China Holdings Ltd.(i)			$1,503
22,377	Sunac Services Holdings Ltd.(b)			5,328

				6,831

TOTAL COMMON STOCKS (Cost $57,971)				$6,831

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 4.0%

U.S. Treasury Bills(e)
$37,835,000	0.000%		05/30/24	$37,508,957
U.S. Treasury Notes
3,000,000	3.000	(j)	06/30/24	2,982,656
8,770,000	4.250	(j)	12/31/24	8,710,049
850,000	2.875		08/15/28	802,719

TOTAL U.S. TREASURY OBLIGATIONS (Cost $50,143,408)				$50,004,381

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 98.2% (Cost $1,235,351,228)				$1,212,321,676

Short-term Investments – 4.3%

Certificates of Deposit – 0.5%
Barclays Bank PLC(c) (Secured Overnight Financing Rate + 0.380%)
$3,110,000	5.710%		02/21/25	$3,112,469
Wells Fargo Bank NA
2,901,000	5.230		12/13/24	2,897,972

				6,010,441

Commercial Paper(e) – 3.8%
American Honda Finance Corp.
12,200,000	0.000		04/05/24	12,185,326
Avangrid, Inc.(b)
5,171,000	0.000		04/09/24	5,161,592
CVS Health Corp.(b)
6,294,000	0.000		04/01/24	6,290,227
Duke Energy Corp.(b)
4,000,000	0.000		04/24/24	3,983,371
Enbridge U.S., Inc.(b)
5,364,000	0.000		04/15/24	5,349,016
Entergy Corp.(b)
4,113,000	0.000		05/29/24	4,074,130
3,168,000	0.000		06/14/24	3,130,481
General Motors Financial Co., Inc.(b)
1,903,000	0.000		02/03/25	1,813,257

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)

Commercial Paper(e) – (continued)
Nutrien Ltd.(b)
$5,757,000	0.000%	05/14/24	$5,715,080

			47,702,480

TOTAL SHORT-TERM INVESTMENTS (Cost $53,743,353)			$53,712,921

TOTAL INVESTMENTS – 102.5% (Cost $1,289,094,581)			$1,266,034,597

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%			(31,130,311)

NET ASSETS – 100.0%			$1,234,904,286

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(d)	Pay-in-kind securities.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(g)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2024.

(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $46,344,003 which represents approximately 3.8% of net assets as of March 31, 2024.

(i)	Security is currently in default and/or non-income producing.

(j)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	CLP	362,419,337	USD	367,662	06/21/24	$1,474
	COP	4,471,109,587	USD	1,126,493	06/20/24	14,872
	EUR	1,378,000	SEK	15,794,292	06/20/24	11,036
	EUR	925,999	USD	1,001,234	06/20/24	1,064
	GBP	592,498	USD	746,000	06/20/24	2,141
	MXN	63,407,753	USD	3,729,282	06/20/24	36,420
	USD	2,643,553	BRL	13,197,802	04/02/24	12,659
	USD	751,908	BRL	3,753,144	04/15/24	4,736
	USD	757,220	BRL	3,786,477	05/03/24	4,730
	USD	3,519,219	CAD	4,747,424	06/20/24	10,330
	USD	6,780,727	CHF	5,917,786	06/20/24	159,712
	USD	751,000	CLP	722,837,500	06/21/24	14,767
	USD	7,504,228	CNH	53,862,099	06/20/24	59,700
	USD	9,460,372	EUR	8,693,837	05/08/24	66,705
	USD	2,729,995	EUR	2,488,326	06/20/24	36,641
	USD	2,708,319	GBP	2,120,291	06/20/24	31,053
	USD	757,213	HUF	275,577,887	06/20/24	5,675
	USD	4,515,000	INR	375,267,070	06/20/24	25,891
	USD	1,612,975	JPY	237,506,322	05/07/24	34,992
	USD	3,384,000	JPY	495,720,044	06/20/24	68,426
	USD	1,877,000	KRW	2,481,231,879	06/20/24	30,529
	USD	5,245,795	NOK	54,873,474	06/20/24	181,624
	USD	3,815,912	NZD	6,243,302	06/20/24	85,662
	USD	753,000	PLN	2,953,831	06/20/24	14,127
	USD	2,014,867	SEK	20,635,283	06/20/24	80,583
	USD	3,131,430	SGD	4,159,068	06/20/24	39,849

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC (continued)	USD	1,502,300	ZAR	28,284,579	06/20/24	$18,885

TOTAL						$1,054,283

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	11,391,746	USD	7,495,170	06/20/24	$(54,876)
	BRL	14,990,010	USD	3,004,027	04/02/24	(15,870)
	CAD	5,074,924	USD	3,762,000	06/20/24	(11,051)
	CHF	655,816	USD	753,000	06/20/24	(19,251)
	CLP	1,069,206,910	USD	1,128,338	06/21/24	(39,317)
	CNH	21,486,805	USD	3,000,000	06/20/24	(30,210)
	CZK	55,706,055	USD	2,403,751	06/20/24	(28,379)
	EUR	1,368,105	JPY	223,220,714	06/20/24	(12,159)
	EUR	2,749,965	USD	3,004,000	06/20/24	(27,450)
	GBP	2,246,365	USD	2,863,052	06/20/24	(26,593)
	INR	375,712,308	USD	4,522,184	06/20/24	(27,748)
	JPY	216,792,045	USD	1,479,670	05/07/24	(39,312)
	JPY	1,059,551,909	USD	7,235,858	06/20/24	(149,148)
	KRW	5,466,902,463	USD	4,143,015	06/20/24	(74,684)
	NOK	15,636,546	USD	1,511,157	06/20/24	(68,089)
	NZD	2,470,913	AUD	2,286,000	06/20/24	(16,733)
	PLN	11,236,542	USD	2,857,391	06/20/24	(46,674)
	SEK	15,657,716	EUR	1,379,000	06/20/24	(24,920)
	SEK	16,512,279	USD	1,620,208	06/20/24	(72,401)
	USD	356,580	BRL	1,792,208	04/02/24	(685)
	USD	4,930,533	CAD	6,679,224	06/20/24	(6,178)
	USD	1,501,851	CHF	1,349,514	06/20/24	(8,030)
	USD	663,749	CLP	653,142,171	06/21/24	(1,497)
	USD	1,129,000	COP	4,474,283,040	06/20/24	(13,175)
	USD	1,492,000	GBP	1,184,710	06/20/24	(3,919)
	USD	746,000	HUF	275,130,917	06/20/24	(4,320)
	USD	1,495,000	INR	125,086,202	06/20/24	(1,336)
	USD	1,560,051	MXN	26,520,000	06/20/24	(14,936)
	USD	18,310	TRY	664,193	06/20/24	(377)

TOTAL						$(839,318)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At March 31, 2024, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage Association	4.500%	TBA - 30yr	04/20/24	$(3,000,000)	$(2,882,426)
Government National Mortgage Association	3.000	TBA - 30yr	04/20/24	(4,000,000)	(3,528,074)
Government National Mortgage Association	4.000	TBA - 30yr	04/20/24	(1,000,000)	(935,862)
Uniform Mortgage-Backed Security	6.500	TBA - 30yr	04/01/24	(6,000,000)	(6,128,907)
Uniform Mortgage-Backed Security	6.000	TBA - 30yr	04/01/24	(6,000,000)	(6,056,953)
Uniform Mortgage-Backed Security	6.500	TBA - 30yr	05/01/24	(6,000,000)	(6,126,094)

(PROCEEDS RECEIVED: $(25,685,586))					$(25,658,316)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.K. Long Gilt	1	06/26/24	$126,139	$ 3,065
2 Year U.S. Treasury Notes	2,385	06/28/24	487,695,237	(262,672)
30 Year German Euro-Buxl	4	06/06/24	586,031	10,286
5 Year German Euro-Bund	4	06/06/24	575,588	4,482
5 Year U.S. Treasury Notes	505	06/28/24	54,042,891	21,900
French 10 Year Government Bonds	3	06/06/24	414,829	2,520

Total				$(220,419)

Short position contracts:
10 Year U.S. Treasury Notes	(172)	06/18/24	(19,057,063)	(66,890)
2 Year German Euro-Schatz	(202)	06/06/24	(23,034,956)	(2,820)
20 Year U.S. Treasury Bonds	(88)	06/18/24	(10,598,500)	(13,194)
5 Year German Euro-Bobl	(112)	06/06/24	(14,288,288)	(43,122)
Ultra 10-Year U.S. Treasury Note	(192)	06/18/24	(22,005,000)	(149,271)
Ultra Long U.S. Treasury Bonds	(36)	06/18/24	(4,644,000)	(1,006)

Total				$(276,303)

TOTAL FUTURES CONTRACTS				$(496,722)

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M EURO(b)	3.883%(b)	06/12/24	EUR	186,336	$(3,518)	$—	$ (3,518)
12M EURO(b)	2.250(b)	02/17/26		19,970	(54,118)	(5,223)	(48,895)
3.750%(b)	12M SOFR(b)	02/18/26		$17,140	59,940	(1,757)	61,697

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.750%(c)	12M CDOR(c)	02/21/26	CAD	29,360	$7,406	$(4,071)	$ 11,477
3M AUDOR(d)	3.750%(d)	02/21/26	AUD	41,660	6,347	(11,493)	17,840
3.750(d)	3M AUDOR(d)	02/28/26		40,240	(7,793)	28,021	(35,814)
3M NZDOR(d)	4.500(c)	02/28/26	NZD	36,230	32,161	(32,742)	64,903
12M EURO(e)	2.820(e)	03/19/26	EUR	21,530	(2,407)	(10,664)	8,257
1.000(e)	12M CHFOR(e)	06/19/26	CHF	90,110	(8,732)	45,040	(53,772)
12M EURO(e)	3.000(e)	06/19/26	EUR	5,400	29,213	30,618	(1,405)
3M STIBOR(d)	3.250(e)	06/19/26	SEK	682,560	271,749	424,035	(152,286)
4.000(d)	3M AUDOR(d)	06/19/26	AUD	44,600	(83,924)	(81,500)	(2,424)
12M CDOR(c)	4.250(c)	06/19/26	CAD	67,650	235,351	249,075	(13,724)
6M NIBOR(c)	4.500(e)	06/19/26	NOK	601,400	254,580	442,599	(188,019)
4.000(e)	12M SOFR(e)	06/20/26		$5,250	35,218	40,776	(5,558)
4.000(c)	12M CDOR(c)	06/28/26	CAD	4,163	(1,186)	3,348	(4,534)
4.250(e)	12M SOFR(e)	06/28/26		$7,976	13,461	20,598	(7,137)
3.000(e)	6M EURO(c)	06/28/26	EUR	1,832	(2,220)	1,048	(3,268)
3M AUDOR(d)	3.750(d)	06/29/26	AUD	1,000	(1,099)	(2,417)	1,318
12M SOFR(e)	3.350(e)	10/06/27		$102,530	(582,093)	(8,981)	(573,112)
6M EURO(c)	3.000(e)	10/20/27	EUR	18,640	226,917	(361,334)	588,251
12M SOFR(e)	3.730(e)	11/28/27		$8,060	13,148	29,413	(16,265)
12M EURO(e)	2.673(e)	04/22/28	EUR	42,460	579,072	93,663	485,409
2.852(e)	3M EURO(d)	04/22/28		42,460	(610,432)	(77,472)	(532,960)
3.975(e)	12M SOFR(e)	08/31/28		$53,470	(5,091)	(13,682)	8,591
12M SOFR(e)	3.696(e)	09/22/28		70,430	167,757	(180,741)	348,498
12M EURO(e)	2.470(e)	04/12/29	EUR	15,190	55,433	(5,789)	61,222
3.500(c)	12M CDOR(c)	06/19/29	CAD	7,490	(12,627)	(47,488)	34,861
1.250(e)	12M CHFOR(e)	06/19/29	CHF	7,590	(90,967)	(83,947)	(7,020)
0.500(e)	12M JYOR(e)	06/19/29	JPY	13,177,000	202,991	145,616	57,375
12M GBP(e)	3.750(e)	06/19/29	GBP	2,240	4,314	(8,736)	13,050
6M NIBOR(c)	4.000(e)	06/19/29	NOK	172,750	140,983	128,257	12,726
6M AUDOR(c)	4.250(c)	06/19/29	AUD	8,400	70,103	59,006	11,097
12M SOFR(e)	3.750(e)	06/20/29		$20,770	(139,448)	(176,317)	36,869
2.680(e)	12M SOFR(e)	07/28/32		20,480	751,798	13,394	738,404
1.250(e)	12M JYOR(e)	08/03/33	JPY	1,665,000	(74,500)	(91,267)	16,767
12M SOFR(e)	4.306(e)	10/05/33		$16,420	413,631	(110,812)	524,443
6M EURO(c)	3.000(e)	11/10/33	EUR	22,390	544,590	88,339	456,251
12M SOFR(e)	3.849(e)	11/15/33		$18,000	63,069	17,089	45,980
12M EURO(e)	2.370(e)	01/19/34	EUR	27,100	192,197	(24,587)	216,784
2.535(e)	6M EURO(c)	01/19/34		27,100	(236,909)	27,197	(264,106)
12M CHFOR(e)	1.250(e)	06/19/34	CHF	3,050	33,824	15,729	18,095
1.000(e)	12M JYOR(e)	06/19/34	JPY	678,000	(52,710)	(53,807)	1,097
12M EURO(e)	3.000(e)	06/19/34	EUR	2,500	144,735	129,008	15,727
6M EURO(c)	3.000(e)	06/19/34		8,660	372,009	348,379	23,630
12M CDOR(c)	3.500(c)	06/19/34	CAD	3,310	11,596	31,819	(20,223)
12M GBP(e)	3.750(e)	06/19/34	GBP	390	5,279	2,484	2,795
2.750(e)	3M STIBOR(d)	06/19/34	SEK	59,160	(64,476)	(118,643)	54,167
6M AUDOR(c)	4.500(c)	06/19/34	AUD	4,730	70,674	52,055	18,619
3M NZDOR(d)	4.500(c)	06/19/34	NZD	2,820	22,005	8,654	13,351
4.000(e)	6M NIBOR(c)	06/19/34	NOK	15,590	(41,300)	(34,809)	(6,491)
12M SOFR(e)	3.750(e)	06/20/34		$880	(3,325)	(788)	(2,537)
3.240(e)	12M SOFR(e)	10/06/35		23,540	775,690	(269,002)	1,044,692
3.781(e)	12M SOFR(e)	09/22/36		15,880	(138,178)	258,771	(396,949)
12M SOFR(e)	2.910(e)	07/28/37		51,150	(1,490,598)	(393,355)	(1,097,243)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M EURO(c)	2.152%(e)	08/09/37	EUR	24,870	$(500,736)	$(1,409,065)	$908,329
12M SOFR(e)	3.391(e)	05/10/38		$56,800	(776,661)	(539,718)	(236,943)
12M JYOR(e)	1.500(e)	08/03/38	JPY	1,806,000	(75,906)	(137,051)	61,145
6M EURO(c)	3.000(e)	01/25/39	EUR	11,520	156,911	38,732	118,179
1.451%(e)	6M EURO(c)	08/10/42		63,600	2,234,663	241,189	1,993,474
2.500(e)	6M EURO(c)	01/25/44		27,550	(206,121)	(31,583)	(174,538)
2.080(e)	12M SOFR(e)	07/28/47		$51,020	1,445,026	495,590	949,436
6M EURO(c)	1.051(e)	08/11/47	EUR	37,230	(1,058,062)	(1,368,432)	310,370
6M EURO(c)	2.000(e)	01/25/49		16,410	83,420	(3,164)	86,584
2.564(e)	12M SOFR(e)	05/11/53		$47,970	995,977	298,189	697,788
2.000(e)	6M EURO(c)	05/17/53	EUR	5,550	(11,004)	(8,739)	(2,265)
2.500(e)	6M EURO(c)	11/10/53		12,030	(628,526)	(477,291)	(151,235)
3.613(e)	12M SOFR(e)	11/15/53		$10,690	(241,853)	(84,711)	(157,142)
3.512(e)	12M SOFR(e)	11/29/53		2,740	(43,833)	(40,996)	(2,837)
2.750(e)	6M EURO(c)	06/19/54	EUR	5,480	(560,889)	(431,686)	(129,203)

TOTAL					$2,911,996	$(2,936,129)	$5,848,125

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.

(b)	Payments made at maturity.

(c)	Payments made semi-annually.

(d)	Payments made quarterly.

(e)	Payments made annually.

OVER-THE-COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CMBX.NA.AAA.16	0.500%	0.714%	MS & Co. Int. PLC	04/17/65	$5,500	$(75,914)	$(104,207)	$28,293
CMBX.NA.AAA.17	3.000	4.968	MS & Co. Int. PLC	12/15/56	3,100	(371,588)	(432,268)	60,680

TOTAL						$(447,502)	$(536,475)	$88,973

(a)	Payments made monthly.

(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
AT&T, Inc., 3.800%, 02/15/27	1.000%	0.482%	06/20/26	$3,475	$39,238	$28,611	$ 10,627
AT&T, Inc., 3.800%, 02/15/27	1.000	0.433	12/20/25	10,000	97,545	36,930	60,615

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

CDX.NA.IG Index 32	1.000%	0.075%	06/20/24	$225	$549	$186	$363
CDX.NA.IG Index 40	1.000	0.403	06/20/28	19,049	443,773	260,900	182,873
General Electric Co. 6.750%, 03/15/32	1.000	0.167	06/20/26	5,225	94,228	31,591	62,637

TOTAL					$675,333	$358,218	$317,115

(a)	Payments made quarterly.

(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2024, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Puts
3M IRS	Barclays Bank PLC	4.550%	04/22/2024	41,910,000	$41,910,000	$132,797	$111,828	$20,969

Total purchased option contract				41,910,000	$41,910,000	$132,797	$111,828	$20,969

Written option contracts
Puts
3M IRS	Barclays Bank PLC	4.723	04/22/2024	(41,910,000)	(41,910,000)	(59,911)	(69,893)	9,982
3M IRS	Barclays Bank PLC	4.896	04/22/2024	(41,910,000)	(41,910,000)	(14,864)	(41,935)	27,071

Total written option contracts				(83,820,000)	$(83,820,000)	$(74,775)	$(111,828)	$37,053

TOTAL				(41,910,000)	$(41,910,000)	$58,022	$ —	$58,022

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION BOND FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURIBOR	—Euro Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PIK	—Payment in kind
PLC	—Public Limited Company
REMICS	—Real Estate Mortgage Investment Conduits
SOFR	—Secured Overnight Financing Rate
STACR	—Structured Agency Credit Risk

Abbreviations:
3M IRS	—3 Months Interest Rate Swaptions
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CDX.NA.IG Ind 32	—CDX North America Investment Grade Index 32
CDX.NA.IG Ind 40	—CDX North America Investment Grade Index 40
CHFOR	—Swiss Franc Offered Rate
CMBX	—Commercial Mortgage Backed Securities Index
EURO	—Euro Offered Rate
JYOR	—Japanese Yen Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
SOFR	—Secured Overnight Financing Rate
STIBOR	—Stockholm Interbank Offered Rate

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 34.5%

Collateralized Mortgage Obligations – 0.2%
Sequential Fixed Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICS Series 1980, Class Z
$55,713	7.000	%(a)	07/15/27	$56,667
Federal Home Loan Mortgage Corp. REMICS Series 2019, Class Z
54,645	6.500	(a)	12/15/27	55,448
Federal Home Loan Mortgage Corp. REMICS Series 4246, Class PT
38,889	6.500		02/15/36	40,138
Federal Home Loan Mortgage Corp. REMICS Series 2755, Class ZA
220,177	5.000		02/15/34	218,868
Federal Home Loan Mortgage Corp. REMICS Series 3530, Class DB
5,482	4.000		05/15/24	5,465
Federal National Mortgage Association REMICS Series 2012- 111, Class B
140,544	7.000		10/25/42	148,390
Federal National Mortgage Association REMICS Series 2012- 153, Class B
499,490	7.000		07/25/42	537,013

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				1,061,989

Federal Agencies – 34.3%
Adjustable Rate Federal Home Loan Mortgage Corp.(b) – 0.2%
(RFUCC 1 yr. Treasury + 1.840%)
$111,768	5.624%		11/01/34	$113,983
(1 yr. CMT + 2.250%)
239,555	5.710%		06/01/35	242,137
(RFUCC 1 yr. Treasury + 2.330%)
24,774	5.515%		05/01/36	25,486
(RFUCC 6 mo. Treasury + 2.057%)
11,570	7.557%		10/01/36	11,789
(RFUCC 1 yr. Treasury + 1.783%)
74,033	5.692%		06/01/42	75,644
(RFUCC 1 yr. Treasury + 1.639%)
576,196	5.835%		11/01/44	587,199

				1,056,238

Adjustable Rate Federal National Mortgage Association – 0.5%
(11th District Cost of Funds - Consumer + 1.695%)(b)
3,266	4.821%		08/01/29	3,240
(RFUCC 1 yr. Treasury + 1.755%)(b)
21,186	6.005%		07/01/32	21,587
(RFUCC 1 yr. Treasury + 1.800%)(b)
202,698	5.384%		05/01/33	207,704
(RFUCC 6 mo. Treasury + 2.250%)(b)
31,456	6.625%		08/01/33	32,069
(11th District Cost of Funds - Consumer + 1.254%)(b)
221,949	4.589%		08/01/33	222,834
(1 yr. CMT + 2.286%)(b)
92,760	6.426%		02/01/34	93,655
(RFUCC 1 yr. Treasury + 1.695%)(b)
4,657	5.445%		05/01/34	4,772
(RFUCC 1 yr. Treasury + 1.720%)(b)
192,158	4.711%		05/01/34	195,445

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate Federal National Mortgage Association – (continued)
$15,874	6.220%	03/01/35	$16,137
29,695	5.095	04/01/35	30,503
(1 yr. CMT + 2.220%)(b)
127,668	5.970%	06/01/34	129,603
(RFUCC 1 yr. Treasury + 1.685%)(b)
31,969	5.935%	10/01/34	32,600
(RFUCC 1 yr. Treasury + 1.627%)(b)
63,188	5.877%	10/01/34	64,273
(RFUCC 1 yr. Treasury + 1.597%)(b)
66,921	4.538%	03/01/35	67,817
(RFUCC 1 yr. Treasury + 1.325%)(b)
78,940	4.075%	04/01/35	79,443
(RFUCC 1 yr. Treasury + 1.423%)(b)
57,479	4.515%	05/01/35	58,042
(1 yr. CMT + 2.095%)(b)
47,112	6.143%	10/01/35	47,604
(RFUCC 1 yr. Treasury + 1.733%)(b)
159,043	6.077%	03/01/36	161,852
(RFUCC 1 yr. Treasury + 1.950%)(b)
358,033	4.950%	04/01/36	366,528
(RFUCC 1 yr. Treasury + 1.980%)(b)
89,091	6.229%	06/01/36	91,653
(1 yr. MTA + 2.195%)(b)
262,263	7.274%	07/01/36	267,196
56,216	6.185	11/01/36	57,591
(RFUCC 1 yr. Treasury + 1.712%)(b)
268,697	5.766%	07/01/37	275,226

			2,527,374

Adjustable Rate Government National Mortgage Association – 0.3%
(1 yr. CMT + 1.500%)(b)
50,985	3.875	05/20/34	50,555
125,796	3.625	07/20/34	123,661
118,158	3.625	08/20/34	116,166
737,385	3.625	09/20/34	724,965
105,086	3.750	10/20/34	103,023
114,479	3.750	12/20/34	112,245

			1,230,615

Federal Home Loan Mortgage Corp. – 0.5%
3,491	7.500	01/01/31	3,664
11,471	4.500	07/01/33	11,309
319,602	4.500	08/01/33	315,095
639,314	4.500	09/01/33	630,297
55,223	4.500	10/01/33	54,444
1,732	4.500	04/01/34	1,708
1,367	4.500	04/01/35	1,352
1,087	4.500	07/01/35	1,075
2,457	4.500	08/01/35	2,430
11,197	4.500	09/01/35	11,065
3,293	4.500	10/01/35	3,258
582	4.500	12/01/35	574
457	4.500	05/01/36	452
41,439	4.500	01/01/38	40,981
575	4.500	04/01/38	565
309	4.500	05/01/38	304
2,655	4.500	06/01/38	2,625

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. – (continued)
$67,212	4.500%	09/01/38	$66,178
1,414	4.500	01/01/39	1,390
34,669	4.500	02/01/39	34,066
18,416	4.500	03/01/39	18,092
3,673	4.500	04/01/39	3,608
95,555	4.500	05/01/39	93,877
302,993	4.500	06/01/39	297,667
11,302	4.500	07/01/39	11,104
13,567	4.500	08/01/39	13,329
18,583	4.500	09/01/39	18,256
3,462	4.500	10/01/39	3,401
6,411	4.500	11/01/39	6,298
7,272	4.500	12/01/39	7,144
11,963	4.500	01/01/40	11,753
2,974	4.500	02/01/40	2,920
8,796	4.500	04/01/40	8,635
13,143	4.500	05/01/40	12,902
16,744	4.500	06/01/40	16,435
11,476	4.500	07/01/40	11,264
11,934	4.500	08/01/40	11,715
7,295	4.500	09/01/40	7,160
3,281	4.500	10/01/40	3,220
3,993	4.500	02/01/41	3,915
11,789	4.500	03/01/41	11,559
22,648	4.500	04/01/41	22,205
24,271	4.500	05/01/41	23,798
41,878	4.500	06/01/41	41,061
4,035	4.500	07/01/41	3,957
118,451	4.500	08/01/41	116,144
127,615	4.500	09/01/41	125,259
7,758	4.500	12/01/41	7,606
102,449	4.500	03/01/42	100,449

			2,197,565

Federal National Mortgage Association – 0.0%
81,119	7.500	10/01/37	85,406

Government National Mortgage Association – 15.3%
929	6.500	01/15/32	949
2,917	6.500	02/15/32	3,000
2,306	6.500	08/15/34	2,406
7,998	6.500	05/15/35	8,260
2,108	6.500	06/15/35	2,168
6,246	6.500	07/15/35	6,453
2,356	6.500	08/15/35	2,435
4,738	6.500	09/15/35	4,903
7,995	6.500	11/15/35	8,287
5,222	6.500	12/15/35	5,404
14,128	6.500	01/15/36	14,590
15,976	6.500	02/15/36	16,538
9,000	6.500	03/15/36	9,296
28,633	6.500	04/15/36	29,751
38,576	6.500	05/15/36	39,933
30,849	6.500	06/15/36	31,882
104,610	6.500	07/15/36	109,223
108,264	6.500	08/15/36	113,057
235,209	6.500	09/15/36	245,907
87,105	6.500	10/15/36	90,787

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$120,649	6.500%	11/15/36	$127,013
46,080	6.500	12/15/36	47,922
21,897	6.500	01/15/37	22,717
13,091	6.500	02/15/37	13,619
8,352	6.500	03/15/37	8,665
12,156	6.500	04/15/37	12,641
4,554	6.500	05/15/37	4,808
22,665	6.500	09/15/37	23,579
33,429	6.500	10/15/37	35,965
15,328	6.500	11/15/37	15,967
12,210	6.500	05/15/38	12,724
30,866	6.000	11/15/38	31,814
2,161	6.500	01/15/39	2,215
3,516	6.500	02/15/39	3,625
2,134,912	4.500	08/20/47	2,086,729
46,770	4.500	02/20/48	45,686
111,764	4.500	05/20/48	108,822
574,312	4.500	09/20/48	558,478
4,202,556	5.000	09/20/48	4,179,966
159,386	5.000	10/20/48	158,330
3,297	5.000	11/20/48	3,275
1,562,607	4.500	12/20/48	1,517,574
3,613,167	5.000	12/20/48	3,589,229
315,376	4.500	01/20/49	306,189
1,858,010	5.000	01/20/49	1,845,119
27,103	5.000	03/20/49	26,923
956,282	4.000	04/20/49	903,967
11,797	5.000	05/20/49	11,719
447,855	5.000	06/20/49	444,888
64,052	5.000	11/20/49	63,828
686,215	5.000	12/20/49	684,463
190,817	5.000	07/20/50	190,943
518,491	4.000	01/20/51	487,412
441,880	2.500	09/20/51	371,392
878,404	2.500	10/20/51	738,832
4,024,558	3.000	11/20/51	3,552,707
551,598	2.500	11/20/51	463,953
5,735,920	3.000	12/20/51	5,061,632
1,219,645	2.500	12/20/51	1,028,111
2,773,132	4.500	09/20/52	2,664,552
3,288,221	4.500	10/20/52	3,159,473
2,993,342	7.000	01/20/54	3,057,607
3,000,000	2.000	TBA-30yr(c)	2,457,961
18,000,000	4.500	TBA-30yr(c)	17,294,557
1,000,000	2.500	TBA-30yr(c)	851,671
5,000,000	3.000	TBA-30yr(c)	4,410,093
7,000,000	5.500	TBA-30yr(c)	6,995,879
3,000,000	6.000	TBA-30yr(c)	3,026,862

			73,457,325

Uniform Mortgage-Backed Security – 17.5%
131,137	4.500	11/01/36	128,415
40,468	4.500	02/01/39	39,715
54,222	4.500	04/01/39	53,202
2,802	4.500	08/01/39	2,743
156,815	4.500	08/01/41	153,415
96,209	4.500	10/01/41	94,213
2,873,824	4.000	12/01/44	2,740,093

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$5,380,203	4.000%	08/01/45	$5,104,614
324,732	4.500	06/01/48	313,855
2,217,218	4.500	07/01/48	2,142,949
573,014	4.500	08/01/48	553,821
163,781	4.500	09/01/48	158,142
2,532,755	4.500	10/01/48	2,461,511
1,147,075	4.500	01/01/49	1,107,512
1,590,985	4.000	01/01/49	1,500,553
263,028	4.500	03/01/49	253,889
137,149	5.000	07/01/49	136,098
400,561	4.000	03/01/50	376,791
501,677	4.500	05/01/50	481,559
2,820,260	2.000	10/01/50	2,250,246
2,821,159	2.000	11/01/50	2,253,690
11,045,985	2.500	02/01/51	9,192,549
14,638,269	2.000	05/01/51	11,638,566
13,540,927	4.500	06/01/52	13,040,795
3,639,275	5.500	09/01/52	3,665,773
3,542,466	6.000	11/01/52	3,641,790
1,771,106	6.000	12/01/52	1,811,540
894,412	6.000	01/01/53	910,080
1,775,336	5.500	04/01/53	1,773,283
980,959	6.500	12/01/53	1,018,632
2,000,000	2.000	TBA-30yr(c)	1,582,293
3,000,000	5.500	TBA-30yr(c)	2,985,586
1,000,000	6.500	TBA-30yr(c)	1,021,484
9,000,000	6.000	TBA-30yr(c)	9,085,430

			83,674,827

TOTAL FEDERAL AGENCIES			$164,229,350

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $172,587,146)			$165,291,339

Agency Debentures – 16.5%

Sovereign – 16.5%
Federal Home Loan Banks
$13,950,000	3.500%	06/11/32	$12,928,860
Federal National Mortgage Association
16,080,000	7.125	01/15/30	18,393,912
Tennessee Valley Authority
49,850,000	0.750	05/15/25	47,548,924

TOTAL AGENCY DEBENTURES (Cost $83,639,502)			$78,871,696

U.S. Treasury Obligations – 57.5%

U.S. Treasury Bills(d)
$3,946,000	0.000%	04/23/24	$3,933,317
8,064,500	0.000	06/20/24	7,971,207
8,094,600	0.000	07/16/24	7,970,391
8,168,500	0.000	09/19/24	7,969,921
U.S. Treasury Bonds
410,000	3.375	05/15/44	349,909

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)

$10,000	3.000%		11/15/45	$7,941
200,000	2.875		11/15/46	154,125
59,500	4.000		11/15/52	55,976
U.S. Treasury Inflation-Indexed Bonds
1,856,892	1.500		02/15/53	1,623,588
371,902	2.125		02/15/54	376,604
U.S. Treasury Notes
4,965,000	4.375	(e)	10/31/24	4,939,593
32,950,000	3.875		03/31/25	32,579,313
23,140,000	2.625		04/15/25	22,585,002
20,870,000	3.875		04/30/25	20,622,169
31,947,300	2.750		05/15/25	31,172,328
22,230,000	0.250		10/31/25	20,706,029
11,750,000	0.375		11/30/25	10,931,172
6,942,000	0.750		03/31/26	6,433,282
11,760,000	0.750		05/31/26	10,834,819
9,960,000	0.625		07/31/26	9,101,728
4,200,000	1.375		08/31/26	3,899,109
5,940,000	1.125		10/31/26	5,456,447
12,630,000	2.250		11/15/27	11,748,860
11,010,000	1.125		02/29/28	9,754,172
11,340,000	1.250		03/31/28	10,077,539
11,090,000	1.250		04/30/28	9,834,577
5,680,000	1.250		05/31/28	5,025,913
2,210,000	1.750		01/31/29	1,971,389
5,630,000	2.625		02/15/29	5,231,502
4,850,000	4.125		03/31/29	4,830,569
4,910,000	3.500		04/30/30	4,719,354
2,410,000	4.125		03/31/31	2,397,510

TOTAL U.S. TREASURY OBLIGATIONS (Cost $281,544,637)				$275,265,355

Shares	Dividend Rate			Value

Investment Company(f) –1.1%

Goldman Sachs Financial Square Government Fund — Institutional Shares
5,261,845	5.211%			$5,261,845
(Cost $5,261,845)

TOTAL INVESTMENTS – 109.6% (Cost $543,033,130)				$524,690,235

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.6)%				(45,864,292)

NET ASSETS – 100.0%				$478,825,943

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued) March 31, 2024

(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $49,711,816 which represents approximately 10.3% of net assets as of March 31, 2024.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(f)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2024, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Uniform Mortgage-Backed Security	4.500%	TBA - 30yr	04/11/24	$(21,000,000)	$(19,996,759)
Uniform Mortgage-Backed Security	2.500	TBA - 30yr	04/11/24	(7,000,000)	(5,786,211)
Uniform Mortgage-Backed Security	4.000	TBA - 30yr	04/11/24	(9,000,000)	(8,334,140)

(PROCEEDS RECEIVED: $(34,233,906))					$(34,117,110)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	1,149	06/28/24	$234,952,548	$(136,797)

Short position contracts:
10 Year U.S. Treasury Notes	(293)	06/18/24	(32,463,484)	(131,993)
20 Year U.S. Treasury Bonds	(126)	06/18/24	(15,175,125)	(187,228)
5 Year U.S. Treasury Notes	(335)	06/28/24	(35,850,234)	(64,511)
Ultra 10-Year U.S. Treasury Note	(279)	06/18/24	(31,976,016)	(202,318)
Ultra Long U.S. Treasury Bonds	(91)	06/18/24	(11,739,000)	(154,086)

Total				$(740,136)

TOTAL FUTURES CONTRACTS				$(876,933)

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR	3.730%	11/28/27	$2,560	$4,176	$9,342	$(5,166)
3.975%	12M SOFR	08/31/28	17,170	(1,634)	(4,393)	2,759
2.680	12M SOFR	07/28/32	7,390	271,279	100,850	170,429
12M SOFR	4.306	10/05/33	5,220	131,495	(35,914)	167,409
12M SOFR	3.849	11/15/33	5,820	20,392	5,525	14,867
12M SOFR	2.910	07/28/37	18,070	(526,590)	(245,526)	(281,064)
12M SOFR	3.391	05/10/38	18,060	(246,946)	(177,011)	(69,935)
2.080	12M SOFR	07/28/47	17,930	507,827	292,032	215,795
2.564	12M SOFR	05/11/53	15,290	317,458	118,830	198,628
3.613	12M SOFR	11/15/53	3,400	(76,923)	(26,550)	(50,373)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.512%	12M SOFR	11/29/53	$870	$(13,918)	$(16,897)	$2,979

TOTAL				$386,616	$20,288	$366,328

(a)	Payments made annually.

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
MTA	—Monthly Treasury Average
REMICS	—Real Estate Mortgage Investment Conduits
RFUCC	—Refinitive USD IBOR Consumer Cash Fallbacks 1 year

Abbreviation:
SOFR	—Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 57.8%

Agriculture(a) – 0.2%
BAT Capital Corp.
$3,286,000	3.222%		08/15/24	$3,253,074

Automotive – 5.2%
American Honda Finance Corp. (b)
(Secured Overnight Financing Rate + 0.600%)
8,993,000	5.953		08/14/25	9,004,781
(Secured Overnight Financing Rate + 0.710%)
4,730,000	6.057		01/09/26	4,739,460
(Secured Overnight Financing Rate + 0.790%)
4,839,000	6.143		10/03/25	4,856,130
BMW U.S. Capital LLC (b)(c) (Secured Overnight Financing Rate + 0.550%)
4,948,000	5.916		04/02/26	4,950,721
Daimler Truck Finance North America LLC (c)
6,812,000	5.600		08/08/25	6,819,084
General Motors Co. (a)
5,547,000	6.125		10/01/25	5,595,092
Hyundai Capital America (c)
4,435,000	5.800		06/26/25	4,442,451
12,467,000	6.250		11/03/25	12,602,392
(Secured Overnight Financing Rate + 1.500%)
13,476,000	6.847	(b)	01/08/27	13,661,699
Mercedes-Benz Finance North America LLC (c)
4,972,000	4.900		01/09/26	4,959,421
(Secured Overnight Financing Rate + 0.670%)
4,649,000	6.016	(b)	01/09/26	4,655,137
Toyota Motor Credit Corp. (b) (Secured Overnight Financing Rate + 0.650%)
7,322,000	5.998		01/05/26	7,348,213
Volkswagen Group of America Finance LLC (c)
3,595,000	3.350		05/13/25	3,509,511
6,163,000	5.400		03/20/26	6,165,219
(Secured Overnight Financing Rate + 0.830%)
9,796,000	6.193	(b)	03/20/26	9,803,445

				103,112,756

Banks – 40.7%
Banco Santander SA
2,600,000	3.892		05/24/24	2,593,500
(1 yr. CMT + 0.450%)
8,000,000	5.742	(a)(b)	06/30/24	7,997,600
(Secured Overnight Financing Rate + 1.240%)
16,200,000	6.596	(b)	05/24/24	16,222,842
Bank of America Corp. (a)(b)
(3 mo. USD Term SOFR + 1.072%)
3,982,000	3.366		01/23/26	3,908,572
(3 mo. USD Term SOFR + 1.132%)
6,295,000	2.456		10/22/25	6,183,327
(3 mo. USD Term SOFR + 1.352%)
8,555,000	3.093		10/01/25	8,442,758
(Secured Overnight Financing Rate + 0.650%)
13,200,000	1.530		12/06/25	12,830,004
(Secured Overnight Financing Rate + 0.690%)
7,289,000	0.976		04/22/25	7,267,279
(Secured Overnight Financing Rate + 1.100%)
1,810,000	6.452		04/25/25	1,809,783

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Bank of America NA (a)(b) (Secured Overnight Financing Rate + 1.020%)
$8,020,000	6.376%		08/18/26	$8,104,290
Bank of Montreal
5,883,000	5.920		09/25/25	5,943,536
(Secured Overnight Financing Rate + 0.950%)
4,939,000	6.315	(b)	09/25/25	4,969,424
(Secured Overnight Financing Rate + 1.160%)
9,755,000	6.521	(b)	12/11/26	9,852,550
Bank of Nova Scotia
5,973,000	0.700		04/15/24	5,962,189
22,263,000	5.450		06/12/25	22,281,478
(Secured Overnight Financing Rate + 0.900%)
491,000	6.248	(b)	04/11/25	493,273
Banque Federative du Credit Mutuel SA (c)
6,113,000	4.524		07/13/25	6,053,704
(Secured Overnight Financing Rate + 0.410%)
4,984,000	5.763	(b)	02/04/25	4,983,751
(Secured Overnight Financing Rate + 1.130%)
9,494,000	6.481	(b)	01/23/27	9,575,079
Barclays Bank PLC (b) (Secured Overnight Financing Rate + 0.200%)
5,986,000	5.530		09/09/24	5,992,704
BPCE SA (c)
2,621,000	1.000		01/20/26	2,430,427
9,369,000	5.100		01/26/26	9,298,358
(Secured Overnight Financing Rate + 0.960%)
8,995,000	6.323	(b)	09/25/25	9,050,409
Canadian Imperial Bank of Commerce (b) (Secured Overnight
Financing Rate + 1.220%)
12,651,000	6.586		10/02/26	12,781,685
Citibank NA (a)(b) (Secured Overnight Financing Rate + 1.060%)
9,176,000	6.420		12/04/26	9,283,451
Citigroup, Inc. (a)(b)
(3 mo. USD Term SOFR + 1.158%)
19,114,000	3.352		04/24/25	19,080,933
(Secured Overnight Financing Rate + 0.694%)
4,117,000	2.014		01/25/26	3,991,143
(Secured Overnight Financing Rate + 0.694%)
5,000,000	6.045		01/25/26	5,000,900
(Secured Overnight Financing Rate + 1.528%)
4,350,000	6.891		03/17/26	4,381,494
Cooperatieve Rabobank UA
3,007,000	5.500		07/18/25	3,018,096
(Secured Overnight Financing Rate + 0.900%)
3,844,000	6.248	(b)	10/05/26	3,871,792
Credit Agricole SA (b)(c) (Secured Overnight Financing Rate + 0.870%)
11,500,000	6.231		03/11/27	11,525,990
Credit Suisse AG
10,297,000	3.625		09/09/24	10,200,002
13,105,000	7.950		01/09/25	13,321,101
Deutsche Bank AG
2,032,000	4.162		05/13/25	2,002,373
DNB Bank ASA (a)(b)(c) (1 yr. CMT + 0.330%)
8,616,000	0.856		09/30/25	8,404,994
Federation des Caisses Desjardins du Quebec (c)
1,126,000	0.700		05/21/24	1,118,445

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
$18,117,000	4.400%		08/23/25	$17,892,893
(Secured Overnight Financing Rate + 1.094%)
500,000	5.278	(a)(b)	01/23/26	497,655
HSBC Holdings PLC (a)(b)
(3 mo. USD Term SOFR + 1.402%)
17,828,000	2.633		11/07/25	17,479,819
(Secured Overnight Financing Rate + 0.708%)
8,893,000	0.976		05/24/25	8,824,257
HSBC USA, Inc.
5,133,000	5.625		03/17/25	5,142,393
(Secured Overnight Financing Rate + 0.960%)
11,023,000	6.320	(b)	03/04/27	11,074,588
ING Groep NV
6,548,000	4.625	(c)	01/06/26	6,474,204
(Secured Overnight Financing Rate + 1.640%)
9,973,000	7.006	(a)(b)	03/28/26	10,072,431
Intesa Sanpaolo SpA (c)
7,829,000	3.250		09/23/24	7,734,504
11,359,000	7.000		11/21/25	11,577,206
JPMorgan Chase & Co. (a)(b)
(Secured Overnight Financing Rate + 0.605%)
34,810,000	1.561		12/10/25	33,846,111
(Secured Overnight Financing Rate + 1.070%)
1,000,000	5.546		12/15/25	999,120
JPMorgan Chase Bank NA (a)(b) (Secured Overnight Financing Rate + 1.000%)
8,839,000	6.361		12/08/26	8,970,790
Lloyds Banking Group PLC (a)(b) (1 yr. CMT + 3.500%)
6,045,000	3.870		07/09/25	6,012,417
Macquarie Bank Ltd. (b)(c)
(Secured Overnight Financing Rate + 1.200%)
6,000,000	6.561		12/07/26	6,040,560
(Secured Overnight Financing Rate + 1.240%)
6,867,000	6.603		06/15/26	6,918,022
Macquarie Group Ltd. (c)
3,434,000	6.207		11/22/24	3,442,001
(Secured Overnight Financing Rate + 0.694%)
6,354,000	1.201	(a)(b)	10/14/25	6,195,023
Mitsubishi UFJ Financial Group, Inc.
2,268,000	1.412		07/17/25	2,157,072
(1 yr. CMT + 0.450%)
17,942,000	0.962	(a)(b)	10/11/25	17,487,709
(1 yr. CMT + 0.550%)
6,287,000	0.953	(a)(b)	07/19/25	6,194,455
(Secured Overnight Financing Rate + 0.940%)
7,419,000	6.295	(a)(b)	02/20/26	7,438,438
Mizuho Bank Ltd. (b) (Secured Overnight Financing Rate + 0.560%)
4,379,000	5.890		05/16/24	4,381,709
Mizuho Financial Group, Inc. (a)(b) (3 mo. USD Term SOFR + 1.242%)
12,890,000	2.839		07/16/25	12,776,955
Morgan Stanley (a)(b)
(Secured Overnight Financing Rate + 0.525%)
3,697,000	0.790		05/30/25	3,662,285
(Secured Overnight Financing Rate + 0.560%)
14,890,000	1.164		10/21/25	14,498,095

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 0.745%)
$6,399,000	0.864%		10/21/25	$6,222,644
(Secured Overnight Financing Rate + 0.940%)
6,344,000	2.630		02/18/26	6,175,757
Morgan Stanley Bank NA (a)(b)
(Secured Overnight Financing Rate + 0.780%)
3,408,000	6.130		07/16/25	3,421,496
(Secured Overnight Financing Rate + 1.165%)
12,535,000	6.517		10/30/26	12,705,476
National Bank of Canada (a)(b)
(Secured Overnight Financing Rate + 0.900%)
20,000,000	6.265		03/25/27	20,026,000
(Secured Overnight Financing Rate + 1.009%)
27,145,000	3.750		06/09/25	27,025,291
NatWest Markets PLC (c)
3,419,000	0.800		08/12/24	3,358,415
2,848,000	3.479		03/22/25	2,792,122
Nordea Bank Abp (c)
7,075,000	4.750		09/22/25	7,026,536
Norinchukin Bank (b) (Secured Overnight Financing Rate + 0.410%)
7,220,000	5.740		04/24/24	7,221,011
PNC Bank NA (a)
9,022,000	3.300		10/30/24	8,902,639
4,967,000	3.250		06/01/25	4,842,229
Royal Bank of Canada (b) (Secured Overnight Financing Rate + 1.080%)
3,782,000	6.430		07/20/26	3,817,210
Skandinaviska Enskilda Banken AB (c)
5,410,000	0.850		09/02/25	5,088,646
(Secured Overnight Financing Rate + 0.890%)
11,753,000	6.251	(b)	03/05/27	11,778,974
Societe Generale SA (a)(b)(c) (1 yr. CMT + 1.050%)
6,006,000	2.226		01/21/26	5,822,457
Standard Chartered PLC (a)(b)(c) (3 mo. USD LIBOR + 1.209%)
10,345,000	2.819		01/30/26	10,081,720
State Street Corp. (a)(b)
(Secured Overnight Financing Rate + 0.604%)
1,000,000	4.857		01/26/26	994,220
(Secured Overnight Financing Rate + 0.845%)
4,891,000	6.197		08/03/26	4,904,793
(Secured Overnight Financing Rate + 0.940%)
6,878,000	2.354		11/01/25	6,747,731
Sumitomo Mitsui Financial Group, Inc.
17,138,000	1.474		07/08/25	16,322,231
Sumitomo Mitsui Trust Bank Ltd. (c)
3,181,000	1.050		09/12/25	2,990,299
Svenska Handelsbanken AB (c)
7,178,000	3.650		06/10/25	7,047,360
(Secured Overnight Financing Rate + 1.250%)
8,929,000	6.613	(b)	06/15/26	9,042,041
Swedbank AB (b)(c) (Secured Overnight Financing Rate + 1.380%)
10,240,000	6.743		06/15/26	10,387,149
Toronto-Dominion Bank
12,771,000	4.285		09/13/24	12,697,567
4,445,000	1.250		12/13/24	4,316,362

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 1.080%)
$10,259,000	6.431	%(b)	07/17/26	$10,354,922
UBS AG
5,379,000	5.800		09/11/25	5,417,460
(Secured Overnight Financing Rate + 0.930%)
6,776,000	6.291	(b)	09/11/25	6,811,845
UBS Group AG (c)
11,493,000	4.125		09/24/25	11,260,152
Wells Fargo Bank NA (a)
10,683,000	4.811		01/15/26	10,628,837
(Secured Overnight Financing Rate + 1.060%)
6,115,000	6.412	(b)	08/07/26	6,168,506
(Secured Overnight Financing Rate + 1.070%)
10,613,000	6.431	(b)	12/11/26	10,738,021

				801,158,067

Beverages(b) – 0.6%
Keurig Dr Pepper, Inc. (Secured Overnight Financing Rate + 0.880%)
11,500,000	6.245		03/15/27	11,526,565

Diversified Financial Services – 3.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (a)
22,027,000	1.650		10/29/24	21,491,083
Air Lease Corp. (a)
8,663,000	2.300		02/01/25	8,413,506
1,917,000	3.250		03/01/25	1,874,078
American Express Co. (a)(b) (Secured Overnight Financing Rate + 1.350%)
13,810,000	6.702		10/30/26	13,963,567
Charles Schwab Corp. (a)(b) (Secured Overnight Financing Rate + 0.520%)
5,422,000	5.874		05/13/26	5,415,711
Jefferies Financial Group, Inc. (a)
10,000,000	6.050		03/12/25	10,014,100
LeasePlan Corp. NV (c)
6,081,000	2.875		10/24/24	5,979,265
Nuveen Finance LLC (c)
2,214,000	4.125		11/01/24	2,194,140

				69,345,450

Electrical – 1.9%
Avangrid, Inc. (a)
9,292,000	3.150		12/01/24	9,135,616
Eversource Energy (a)
949,000	2.900		10/01/24	935,164
National Rural Utilities Cooperative Finance Corp. (b)
(Secured Overnight Financing Rate + 0.700%)
7,805,000	6.052		05/07/25	7,833,800
(Secured Overnight Financing Rate + 0.800%)
8,412,000	6.153		02/05/27	8,453,639
NextEra Energy Capital Holdings, Inc.
10,099,000	4.255		09/01/24	10,035,174

				36,393,393

Health Care Services(a) – 0.1%
Health Care Service Corp. A Mutual Legal Reserve Co. (c)
1,779,000	1.500		06/01/25	1,698,251

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Health Care Services(a) – (continued)
Humana, Inc.
$1,100,000	3.850%	10/01/24	$1,089,869

			2,788,120

Healthcare Providers & Services(a) – 0.3%
Elevance Health, Inc.
5,798,000	2.375	01/15/25	5,656,123

Insurance(c) – 3.7%
Equitable Financial Life Global Funding
5,318,000	5.500	12/02/25	5,309,757
20,374,000	1.000	01/09/26	18,842,079
Great-West Lifeco U.S. Finance 2020 LP (a)
4,978,000	0.904	08/12/25	4,690,072
Guardian Life Global Funding
5,590,000	0.875	12/10/25	5,196,632
Jackson National Life Global Funding (b) (Secured Overnight Financing Rate + 1.150%)
13,724,000	6.516	06/28/24	13,743,351
New York Life Global Funding (b) (Secured Overnight Financing Rate + 0.310%)
6,073,000	5.662	04/26/24	6,073,486
Pacific Life Global Funding II (b) (Secured Overnight Financing Rate + 1.050%)
8,324,000	6.402	07/28/26	8,386,680
Principal Life Global Funding II (b) (Secured Overnight Financing Rate + 0.900%)
8,184,000	6.257	08/28/25	8,225,820
Protective Life Global Funding
2,987,000	1.170	07/15/25	2,833,259

			73,301,136

Mining(c) – 0.5%
Newmont Corp./Newcrest Finance Pty. Ltd.
10,150,000	5.300	03/15/26	10,178,116

Oil Field Services(a) – 0.2%
Marathon Petroleum Corp.
4,242,000	3.625	09/15/24	4,199,368

Pipelines(a) – 0.5%
MPLX LP
3,025,000	4.875	12/01/24	3,007,576
TransCanada PipeLines Ltd.
2,750,000	1.000	10/12/24	2,681,030
Williams Cos., Inc.
3,083,000	4.550	06/24/24	3,074,953

			8,763,559

Savings & Loans(c) – 0.4%
Nationwide Building Society
8,455,000	3.900	07/21/25	8,318,114

TOTAL CORPORATE OBLIGATIONS (Cost $1,132,575,067)			$1,137,993,841

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Agency Debentures – 2.3%

Sovereign – 2.3%
Federal Farm Credit Banks Funding Corp. (Secured Overnight Financing Rate + 0.145%)
$958,000	5.475	%(b)	07/30/25	$957,981
Federal Home Loan Banks(a)
18,550,000	5.340		04/23/24	18,548,330
10,725,000	5.330		04/26/24	10,725,000
15,625,000	5.300		05/22/24	15,620,156

TOTAL AGENCY DEBENTURES (Cost $45,858,000)				$45,851,467

U.S. Treasury Obligations – 9.5%

U.S. Treasury Bills(d)
$254,500	0.000%		04/16/24	$253,942
173,200	0.000		05/07/24	172,294
245,700	0.000		05/09/24	244,336
266,900	0.000		05/16/24	265,157
353,500	0.000		05/21/24	350,921
87,300	0.000		05/23/24	86,640
104,600	0.000		05/28/24	103,732
102,900	0.000		05/30/24	102,013
98,900	0.000		06/18/24	97,789
14,699,000	0.000		06/25/24	14,519,468
1,004,800	0.000		07/02/24	991,433
491,800	0.000		08/22/24	481,778
U.S. Treasury Floating Rate Notes(b)
(3 mo. Treasury money market yield + 0.125%)
47,225,700	5.425		07/31/25	47,198,622
(3 mo. Treasury money market yield + 0.170%)
19,688,700	5.470		10/31/25	19,689,409
U.S. Treasury Notes
5,986,100	4.625		06/30/25	5,964,587
25,234,900	4.750		07/31/25	25,190,542
17,180,500	5.000		10/31/25	17,230,834
4,632,900	4.250		12/31/25	4,595,258
37,678,700	4.250		01/31/26	37,385,807
12,000,000	4.625		02/28/26	11,991,563

TOTAL U.S. TREASURY OBLIGATIONS (Cost $186,869,576)				$186,916,125

Shares	Dividend Rate			Value

Investment Company(e) – 5.4%

Goldman Sachs Financial Square Government Fund — Institutional Shares
106,239,359	5.211%			$106,239,359
(Cost $106,239,359)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS – 75.0% (Cost $1,471,542,002)				$1,477,000,792

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 23.6%

Certificates of Deposit – 15.6%
Bay Square Funding LLC(d)
$2,001,000	0.000%		10/01/24	$2,001,000
Bayerische Landesbank
7,300,000	6.000		09/25/24	7,313,006
4,100,000	5.210	(b)	01/10/25	4,092,533
BNP Paribas SA
10,260,000	5.290		02/21/25	10,251,453
(Secured Overnight Financing Rate + 0.570%)
4,205,000	5.900	(b)	10/24/24	4,213,401
Canadian Imperial Bank of Commerce
13,857,000	5.950		09/19/24	13,881,351
Chariot Funding LLC(a)(b)(c) (Secured Overnight Financing Rate + 0.320%)
20,154,000	5.640		11/05/24	20,157,670
Collateralized Commercial Paper FLEX Co. LLC(a)(b)(c) (Secured Overnight Financing Rate + 0.280%)
4,812,000	5.610		10/15/24	4,811,418
Cooperatieve Rabobank UA
11,600,000	5.750		06/17/24	11,602,858
6,284,000	5.800		11/12/24	6,301,970
1,636,000	5.500		12/16/24	1,637,223
Credit Agricole Corporate & Investment Bank SA(b) (Secured Overnight Financing Rate + 0.590%)
7,965,000	5.920		08/28/25	7,973,874
Deutsche Bank AG
8,664,000	5.800		12/12/24	8,683,959
HSBC Bank PLC(b)(c) (Secured Overnight Financing Rate + 0.330%)
1,025,000	5.660		02/07/25	1,025,035
HSBC Bank USA NA
3,954,000	5.980		09/25/24	3,960,637
ING U.S. Funding LLC(b)(c) (Secured Overnight Financing Rate + 0.590%)
7,000,000	5.910		04/24/24	7,002,611
JP Morgan Securities LLC(a)(b)(c) (Secured Overnight Financing Rate + 0.660%)
2,485,000	5.990		08/02/24	2,486,150
Jupiter Securitization Co. LLC(a)(b)(c) (Secured Overnight Financing Rate + 0.320%)
20,883,000	5.650		11/05/24	20,893,024
Kookmin Bank(b)
(Secured Overnight Financing Rate + 0.600%)
11,456,000	5.930		01/08/25	11,467,189
(Secured Overnight Financing Rate + 0.600%)
6,902,000	5.930		03/20/25	6,902,714
(Secured Overnight Financing Rate + 0.650%)
12,398,000	5.980		01/29/25	12,411,362
Landesbank Baden-Wuerttemberg
6,200,000	5.990		09/25/24	6,210,751
Lloyds Bank Corporate Markets PLC
9,981,000	6.050		10/07/24	10,006,895
Macquarie Bank Ltd.(b)(c) (Secured Overnight Financing Rate + 0.600%)
10,239,000	5.930		11/07/24	10,261,384
National Bank of Kuwait
15,293,000	5.720		05/16/24	15,296,451
Natixis SA
2,600,000	5.990		09/17/24	2,605,251

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)

Certificates of Deposit – (continued)
Nordea Bank Abp(b) (Secured Overnight Financing Rate + 0.570%)
$6,959,000	5.900%		08/14/24	$6,969,381
Old Line Funding LLC(a)(b)(c) (Secured Overnight Financing Rate +0.430%)
1,375,000	5.760		06/10/24	1,375,884
Royal Bank of Canada(b) (Fed Funds Rate + 0.700%)
4,222,000	6.030		04/04/24	4,222,134
Salisbury Receivables Co. LLC(b)(c) (Secured Overnight Financing Rate + 0.210%)
2,983,000	5.540		08/01/24	2,983,716
Skandinaviska Enskilda Banken AB(b) (Secured Overnight Financing Rate + 0.280%)
4,699,000	5.610		02/14/25	4,698,176
Standard Chartered Bank
5,582,000	6.070		07/23/24	5,589,320
17,859,000	6.050	(b)	09/05/24	17,892,820
Sumitomo Mitsui Banking Corp.(b)
(Secured Overnight Financing Rate + 0.700%)
11,990,000	6.030		07/12/24	12,010,125
(Secured Overnight Financing Rate + 0.700%)
14,446,000	6.030		08/14/24	14,475,447
Swedbank AB
6,010,000	5.930		08/15/24	6,017,234
Thunder Bay Funding LLC(a)(b)(c) (Secured Overnight Financing Rate + 0.430%)
1,889,000	5.760		06/10/24	1,890,228
Toronto-Dominion Bank
860,000	5.510		04/03/24	860,013
6,932,000	5.820		05/23/24	6,934,083
Wells Fargo Bank NA(b) (Secured Overnight Financing Rate + 0.650%)
6,265,000	5.980		08/20/24	6,276,487

				305,646,218

Commercial Paper(d) – 8.0%
Antalis SA(c)
18,794,000	0.000		05/02/24	18,695,880
Australia & New Zealand Banking Group Ltd.(c)
7,639,000	0.000		08/02/24	7,495,615
Bay Square Funding LLC(c)
6,313,000	0.000		09/19/24	6,149,330
BofA Securities, Inc.
1,650,000	0.000		08/26/24	1,613,045
Enbridge U.S., Inc.(c)
6,499,000	0.000		04/15/24	6,480,845
Entergy Corp.(c)
5,789,000	0.000		04/02/24	5,784,661
5,119,000	0.000		06/14/24	5,058,376
General Motors Financial Co., Inc.(c)
2,258,000	0.000		05/08/24	2,243,610
5,161,000	0.000		05/21/24	5,117,586
2,233,000	0.000		07/16/24	2,194,609

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)

Commercial Paper(d) – (continued)
Glencore Funding LLC(c)
$3,300,000	0.000%	04/30/24	$3,282,824
9,678,000	0.000	06/04/24	9,574,982
10,585,000	0.000	07/31/24	10,382,029
HSBC USA, Inc.(c)
2,705,000	0.000	09/09/24	2,636,749
Intesa Sanpaolo Funding LLC
4,088,000	0.000	05/14/24	4,057,312
Nutrien Ltd.(c)
9,288,000	0.000	05/14/24	9,220,369
Philip Morris International, Inc.(c)
14,719,000	0.000	06/04/24	14,567,550
Royal Bank of Canada(c)
2,113,000	0.000	10/16/24	2,051,189
Societe Generale SA(c)
7,637,000	0.000	12/09/24	7,355,314
Svenska Handelsbanken AB(c)
10,169,000	0.000	09/20/24	9,907,661
TELUS Corp.(c)
3,791,000	0.000	06/06/24	3,749,769
11,956,000	0.000	09/25/24	11,620,640
Toronto-Dominion Bank(c)
3,000,000	0.000	07/15/24	2,951,488
Westpac Banking Corp.(c)
5,839,000	0.000	09/12/24	5,696,424

			157,887,857

TOTAL SHORT-TERM INVESTMENTS (Cost $463,267,987)			$463,534,075

TOTAL INVESTMENTS – 98.6% (Cost $1,934,809,989)			$1,940,534,867

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%			27,394,723

NET ASSETS – 100.0%			$1,967,929,590

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Represents an Affiliated Issuer.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
SOFR	—Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – 139.2%

Collateralized Mortgage Obligations – 12.1%
Interest Only(a) –1.0%
Federal Home Loan Mortgage Corp. REMICS Series 4468, Class SY (-1X 1 mo. USD Term SOFR + 5.986%)
$100,385	0.667	%(b)	05/15/45	$9,461
Federal Home Loan Mortgage Corp. REMICS Series 5012, Class DI
154,455	4.000		09/25/50	31,672
Federal Home Loan Mortgage Corp. REMICS Series 4583, Class ST (-1X 1 mo. USD Term SOFR + 5.886%)
446,738	0.567	(b)	05/15/46	43,806
Federal Home Loan Mortgage Corp. REMICS Series 4314, Class SE (-1X 1 mo. USD Term SOFR + 5.936%)
100,258	0.617	(b)	03/15/44	8,709
Federal Home Loan Mortgage Corp. REMICS Series 4998, Class GI
506,112	4.000		08/25/50	102,804
Federal Home Loan Mortgage Corp. REMICS Series 4456, Class IO
57,754	4.500		10/15/44	11,718
Federal National Mortgage Association REMICS Series 2017- 104, Class SB (1 mo. USD Term SOFR + 6.036%)
291,338	0.715	(b)	01/25/48	30,343
Federal National Mortgage Association REMICS Series 2020-60, Class NI
143,443	4.000		09/25/50	29,414
Federal National Mortgage Association REMICS Series 2018-8, Class SA (-1X 1 mo. USD Term SOFR + 6.036%)
234,285	0.715	(b)	02/25/48	23,299
Federal National Mortgage Association REMICS Series 2007-36, Class SN (-1X 1 mo. USD Term SOFR + 6.656%)
154,602	1.335	(b)	04/25/37	13,239
Federal National Mortgage Association REMICS Series 2008-17, Class SI (-1X 1 mo. USD Term SOFR + 6.186%)
195,207	0.865	(b)	03/25/38	13,355
Government National Mortgage Association REMICS Series 2014-132, Class SL (-1X 1 mo. USD Term SOFR + 5.986%)
137,129	0.657	(b)(c)	10/20/43	5,737
Government National Mortgage Association REMICS Series 2015-129, Class IC
207,316	4.500	(c)	09/16/45	37,446
Government National Mortgage Association REMICS Series 2017-112, Class SJ (-1X 1 mo. USD Term SOFR + 5.546%)
495,671	0.217	(b)(c)	07/20/47	40,097
Government National Mortgage Association REMICS Series 2018-7, Class DS (-1X 1 mo. USD Term SOFR + 5.586%)
1,084,942	0.257	(b)(c)	01/20/48	90,763
Government National Mortgage Association REMICS Series 2018-67, Class PS (-1X 1 mo. USD Term SOFR + 6.086%)
440,139	0.757	(b)(c)	05/20/48	43,388
Government National Mortgage Association REMICS Series 2018-124, Class SN (-1X 1 mo. USD Term SOFR + 6.086%)
603,811	0.757	(b)(c)	09/20/48	61,186

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
Government National Mortgage Association REMICS Series 2019-6, Class SA (-1X 1 mo. USD Term SOFR + 5.936%)
$154,640	0.607	%(b)(c)	01/20/49	$14,553
Government National Mortgage Association REMICS Series 2019-1, Class SN (-1X 1 mo. USD Term SOFR + 5.936%)
233,592	0.607	(b)(c)	01/20/49	21,667
Government National Mortgage Association REMICS Series 2019-78, Class SE (-1X 1 mo. USD Term SOFR + 5.986%)
153,365	0.657	(b)(c)	06/20/49	14,223
Government National Mortgage Association REMICS Series 2019-151, Class NI
1,219,108	3.500	(c)	10/20/49	202,988
Government National Mortgage Association REMICS Series 2020-21, Class SA (-1X 1 mo. USD Term SOFR + 5.936%)
619,531	0.607	(b)(c)	02/20/50	63,671
Government National Mortgage Association REMICS Series 2020-78, Class DI
623,191	4.000	(c)	06/20/50	121,847
Government National Mortgage Association REMICS Series 2020-146, Class KI
1,494,548	2.500	(c)	10/20/50	205,946
Government National Mortgage Association REMICS Series 2020-146, Class IM
1,096,271	2.500	(c)	10/20/50	149,921
Government National Mortgage Association REMICS Series 2013-124, Class CS (-1X 1 mo. USD Term SOFR + 5.936%)
548,172	0.607	(b)(c)	08/20/43	51,141
Government National Mortgage Association REMICS Series 2015-111, Class IM
291,161	4.000	(c)	08/20/45	48,972
Government National Mortgage Association REMICS Series 2016-27, Class IA
164,282	4.000	(c)	06/20/45	20,706
Government National Mortgage Association REMICS Series 2019-110, Class SD (-1X 1 mo. USD Term SOFR + 5.986%)
436,405	0.657	(b)(c)	09/20/49	39,474
Government National Mortgage Association REMICS Series 2019-110, Class SE (-1X 1 mo. USD Term SOFR + 5.986%)
454,027	0.657	(b)(c)	09/20/49	44,974
Government National Mortgage Association REMICS Series 2019-153, Class EI
1,035,054	4.000	(c)	12/20/49	202,625
Government National Mortgage Association REMICS Series 2016-138, Class DI
70,067	4.000	(c)	10/20/46	12,499
Government National Mortgage Association REMICS Series 2010-20, Class SE (-1X 1 mo. USD Term SOFR + 6.136%)
161,741	0.807	(b)(c)	02/20/40	14,400

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Interest Only(a) – (continued)
Government National Mortgage Association REMICS Series 2014-11, Class KI
$15,707	4.500	%(c)	12/20/42	$420
Government National Mortgage Association REMICS Series 2015-119, Class SN (-1X 1 mo. USD Term SOFR + 6.136%)
225,752	0.807	(b)(c)	08/20/45	22,130
Government National Mortgage Association REMICS Series 2015-90, Class PI
10,591	3.500	(c)	04/20/45	951
Government National Mortgage Association REMICS Series 2015-83, Class PI
20,662	3.500	(c)	06/20/45	2,866
Government National Mortgage Association REMICS Series 2015-72, Class JI
9,110	3.500	(c)	05/20/45	955
Government National Mortgage Association REMICS Series 2016-1, Class ST (-1X 1 mo. USD Term SOFR + 6.086%)
103,849	0.757	(b)(c)	01/20/46	9,622

				1,862,988

Regular Floater(b) – 3.2%
Federal National Mortgage Association REMICS Series 2017-96, Class FA (1 mo. USD Term SOFR + 0.514%)
1,000,225	5.835		12/25/57	975,009
Government National Mortgage Association REMICS Series 2017-182, Class FN (1 mo. USD Term SOFR + 0.414%)
1,121,243	5.741	(c)	12/16/47	1,087,900
Government National Mortgage Association REMICS Series 2021-98, Class FM (1 mo. USD Term SOFR + 0.750%)
968,802	2.500	(c)	06/20/51	794,715
Government National Mortgage Association REMICS Series 2021-97, Class FA (1 mo. USD Term SOFR + 0.400%)
1,412,189	3.000	(c)	06/20/51	1,202,594
Government National Mortgage Association REMICS Series 2021-122, Class FA (1 mo. USD Term SOFR + 0.400%)
2,567,269	3.000	(c)	07/20/51	2,185,012

				6,245,230

Sequential Fixed Rate – 4.1%
Federal Home Loan Mortgage Corp. REMICS Series 2042, Class N
7,744	6.500	(c)	03/15/28	7,863
Federal Home Loan Mortgage Corp. REMICS Series 4577, Class HM
287,280	4.000	(c)(d)	12/15/50	269,675
Federal Home Loan Mortgage Corp. REMICS Series 5181, Class TA
1,317,116	2.500		06/25/48	1,119,122
Federal Home Loan Mortgage Corp. REMICS Series 5195, Class CA
1,021,604	2.500		12/25/47	886,879
Federal National Mortgage Association REMICS Series 2011-99, Class DB
168,202	5.000		10/25/41	167,010

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
Federal National Mortgage Association REMICS Series 2012-111, Class B
$27,648	7.000%		10/25/42	$29,192
Federal National Mortgage Association REMICS Series 2012-153, Class B
105,482	7.000		07/25/42	113,406
Federal National Mortgage Association REMICS Series 2011-52, Class GB
162,963	5.000		06/25/41	161,907
Federal National Mortgage Association REMICS Series 2000-16, Class ZG
45,460	8.500		06/25/30	47,761
Federal National Mortgage Association REMICS Series 2017-87, Class EA
1,682,450	3.000		04/25/44	1,506,469
Federal National Mortgage Association REMICS Series 2005-59, Class KZ
334,507	5.500		07/25/35	340,723
Federal National Mortgage Association REMICS Series 2021-96, Class AH
1,544,840	2.500		03/25/49	1,324,824
Government National Mortgage Association REMICS Series 2021-135, Class A
2,251,559	2.000	(c)	08/20/51	1,808,203

				7,783,034

Sequential Floating Rate(b)(c) – 3.8%
Bear Stearns ALT-A Trust Series 2005-5, Class 21A1
80,145	5.888		07/25/35	75,904
CSMC Trust Series 2021-NQM8, Class A1
90,854	1.841	(e)	10/25/66	78,963
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-DNA5, Class M2 (1 mo. USD Term SOFR + 1.650%)
70,073	6.970	(e)	01/25/34	70,426
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA3, Class M1A (1 mo. USD Term SOFR + 2.000%)
171,140	7.320	(e)	04/25/42	173,428
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA1, Class M1A (1 mo. USD Term SOFR + 1.000%)
219,611	6.320	(e)	01/25/42	219,540
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA1, Class M1B (1 mo. USD Term SOFR + 3.500%)
286,000	8.820	(e)	03/25/42	298,177
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2023-HQA2, Class M1B (1 mo. USD Term SOFR + 3.350%)
220,000	8.670	(e)	06/25/43	232,713
Federal National Mortgage Association Connecticut Avenue Securities Series 2020-R01, Class 1M2 (1 mo. USD Term SOFR + 2.164%)
20,495	7.485	(e)	01/25/40	20,799

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b)(c) – (continued)
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R01, Class 1M2 (1 mo. USD Term SOFR + 1.550%)
$162,000	6.870	%(e)	10/25/41	$162,656
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R03, Class 1M2 (1 mo. USD Term SOFR + 1.650%)
142,000	6.970	(e)	12/25/41	142,090
Federal National Mortgage Association Connecticut Avenue Securities Series 2019-R01, Class 2M2 (1 mo. USD Term SOFR + 2.564%)
7,353	7.885	(e)	07/25/31	7,375
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M1 (1 mo. USD Term SOFR + 1.900%)
74,437	7.220	(e)	04/25/42	74,921
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R05, Class 2M2 (1 mo. USD Term SOFR + 3.000%)
94,000	8.320	(e)	04/25/42	96,873
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03, Class 2M2 (1 mo. USD Term SOFR + 3.900%)
124,000	9.220	(e)	04/25/43	132,204
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R05, Class 1M2 (1 mo. USD Term SOFR + 3.100%)
90,000	8.421	(e)	06/25/43	94,382
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R06, Class 1M2 (1 mo. USD Term SOFR + 2.700%)
80,000	8.020	(e)	07/25/43	82,709
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R01, Class 1M2 (1 mo. USD Term SOFR + 1.800%)
125,000	7.120	(e)	01/25/44	125,377
Federal National Mortgage Association Connecticut Avenue Securities Series 2024-R02, Class 1M2 (1 mo. USD Term SOFR + 1.800%)
425,000	7.120	(e)	02/25/44	426,980
Government National Mortgage Association REMICS Series 2023-70, Class SE (-1X 1 mo. USD Term SOFR + 6.120%)
542,931	0.801		05/20/53	22,932
Government National Mortgage Association REMICS Series 2023-101, Class FH (1 mo. USD Term SOFR + 1.000%)
3,092,569	6.319		07/20/53	3,099,680
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1 mo. USD Term SOFR + 0.594%)
13,692	5.921		01/19/36	13,814
Impac CMB Trust Series 2004-8, Class 1A (1 mo. USD Term SOFR + 0.834%)
7,168	6.164		10/25/34	6,925
JP Morgan Mortgage Trust Series 2021-6, Class A3
405,705	2.500	(e)	10/25/51	326,149
JP Morgan Mortgage Trust Series 2021-LTV2, Class A1
514,583	2.520	(e)	05/25/52	423,404

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b)(c) – (continued)
JP Morgan Mortgage Trust Series 2022-LTV1, Class A2
$745,754	3.520	%(e)	07/25/52	$639,232
New Residential Mortgage Loan Trust Series 2015-1A, Class A1
68,427	3.750	(e)	05/28/52	63,770
Towd Point Mortgage Trust Series 2016-4, Class M1
100,000	3.250	(e)	07/25/56	96,467
Verus Securitization Trust Series 2021-8, Class A1
72,918	1.824	(e)	11/25/66	63,541
Verus Securitization Trust Series 2019-INV3, Class A1
48,605	3.692	(e)	11/25/59	46,959
Wells Fargo Mortgage-Backed Securities Trust Series 2019-3, Class A1
25,554	3.500	(e)	07/25/49	22,778

				7,341,168

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				23,232,420

Commercial Mortgage-Backed Securities – 6.1%
Sequential Fixed Rate – 2.2%
Bank Series 2023-BNK46, Class A4
$650,000	5.745	%(c)	08/15/56	$682,358
Benchmark Mortgage Trust Series 2023-B39, Class A5
425,000	5.754	(c)	07/15/56	445,479
Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
1,900,000	3.006	(c)	01/15/53	1,689,315
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
400,000	3.000	(c)(e)	09/15/50	281,465
DOLP Trust Series 2021-NYC, Class A
400,000	2.956	(e)	05/10/41	335,806
GS Mortgage Securities Trust Series 2017-GS7, Class A4
350,000	3.430	(c)	08/10/50	327,191
JP Morgan Chase Commercial Mortgage Securities Trust Series 2022-OPO, Class A
300,000	3.024	(e)	01/05/39	265,709
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C26, Class D
150,000	3.060	(c)(e)	10/15/48	117,849

				4,145,172

Sequential Floating Rate(b) – 3.9%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
400,000	2.778		11/15/54	331,564
Bank Series 2022-BNK40, Class A4
550,000	3.394	(c)	03/15/64	491,926
Bank Series 2018-BN10, Class AS
420,000	3.898	(c)	02/15/61	393,752
Bank5 Series 2023-5YR3, Class AS
250,000	7.315	(c)	09/15/56	268,005
BBCMS Mortgage Trust Series 2018-TALL, Class A (1 mo. USD Term SOFR + 0.919%)
175,000	6.245	(e)	03/15/37	168,253
BBCMS Mortgage Trust Series 2023-C21, Class AS
275,000	6.296	(c)	09/15/56	293,944
BBCMS Mortgage Trust Series 2023-C22, Class A5
175,000	6.804	(c)	11/15/56	197,492

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Sequential Floating Rate(b) – (continued)
BBCMS Mortgage Trust Series 2018-TALL, Class B (1 mo. USD Term SOFR + 1.168%)
$125,000	6.494	%(e)	03/15/37	$116,336
BBCMS Mortgage Trust Series 2024-5C25, Class C
250,000	6.643	(c)	03/15/57	251,163
BMO Mortgage Trust Series 2023-C7, Class B
300,000	6.674	(c)	12/15/56	320,893
BX Commercial Mortgage Trust Series 2023-VLT2, Class A (1 mo. USD Term SOFR + 2.281%)
200,000	7.606	(e)	06/15/40	200,802
BX Commercial Mortgage Trust Series 2024-XL5, Class A (1 mo. USD Term SOFR + 1.392%)
325,000	6.692	(e)	03/15/41	325,041
BX Trust Series 2024-BIO, Class A (1 mo. USD Term SOFR + 1.642%)
600,000	6.967	(e)	02/15/41	600,853
Citigroup Commercial Mortgage Trust Series 2023-PRM3, Class A
400,000	6.360	(e)	07/10/28	414,942
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K148, Class A2
800,000	3.500	(c)	07/25/32	734,463
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K158, Class A2
1,166,000	3.900	(c)	12/25/30	1,110,779
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KF73, Class AS (1 mo. USD SOFR Historical Calendar Day Compounded + 0.670%)
239,405	5.990	(c)	11/25/29	238,676
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K-153, Class A2
800,000	3.820	(c)	12/25/32	753,688
TYSN Mortgage Trust Series 2023-CRNR, Class A
350,000	6.580	(e)	12/10/33	365,513

				7,578,085

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$11,723,257

Federal Agencies – 121.0%
Adjustable Rate Federal Home Loan Mortgage Corp. – 0.0%
(1 yr. CMT + 2.250%)(b)
$6,440	5.325%		04/01/33	$6,515
4,156	6.320		09/01/33	4,186
4,840	6.375		11/01/34	4,876
3,931	6.482		02/01/35	3,957
12,054	5.710		06/01/35	12,184
(1 yr. CMT + 2.107%)(b)
2,936	6.208%		10/01/34	2,958

				34,676

Adjustable Rate Federal National Mortgage Association – 0.1%
(11th District Cost of Funds - Consumer + 1.350%)(b)
1,852	4.476%		07/01/27	1,830
(11th District Cost of Funds - Consumer + 1.695%)(b)
1,777	5.709%		11/01/27	1,744
(1 yr. MTA + 1.125%)(b)
4,578	6.206%		06/01/32	4,537

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate Federal National Mortgage Association – (continued)
(11th District Cost of Funds - Consumer + 1.250%)(b)
$4,531	4.335%	08/01/32	$4,409
4,303	5.025	12/01/37	4,238
(11th District Cost of Funds - Consumer + 1.325%)(b)
3,569	4.410%	05/01/33	3,475
(1 yr. CMT + 2.250%)(b)
30,199	5.828%	06/01/33	30,615
(RFUCC 6 mo. Treasury + 1.412%)(b)
1,575	5.450%	06/01/33	1,586
(1 yr. CMT + 2.128%)(b)
942	5.755%	07/01/33	952
(11th District Cost of Funds - Consumer + 1.254%)(b)
28,456	4.373%	08/01/33	27,777
(RFUCC 1 yr. Treasury + 1.645%)(b)
10,961	5.931%	12/01/33	11,117
(1 yr. CMT + 2.303%)(b)
331	5.991%	04/01/34	335
(RFUCC 1 yr. Treasury + 1.670%)(b)
3,976	5.920%	11/01/34	4,049
(1 yr. CMT + 2.194%)(b)
5,081	6.329%	02/01/35	5,129
(RFUCC 1 yr. Treasury + 1.619%)(b)
11,573	6.051%	03/01/35	11,729
(RFUCC 1 yr. Treasury + 1.810%)(b)
5,611	4.925%	04/01/35	5,714
(RFUCC 1 yr. Treasury + 2.274%)(b)
10,891	6.383%	05/01/35	11,187
(11th District Cost of Funds - Consumer + 1.300%)(b)
1,479	4.426%	11/01/35	1,433
(1 yr. MTA + 1.150%)(b)
1,261	6.231%	01/01/38	1,253
(1 yr. MTA + 1.175%)(b)
2,794	6.256%	11/01/40	2,774

			135,883

Adjustable Rate Government National Mortgage Association – 0.1%
69	3.875	04/20/24	69
(1 yr. CMT + 1.500%)(b)
26	3.875	05/20/24	26
442	3.875	06/20/24	440
104	4.000	06/20/24	103
185	3.625	07/20/24	184
317	4.000	07/20/24	316
528	3.625	08/20/24	525
412	4.000	08/20/24	410
317	3.625	09/20/24	314
501	4.000	11/20/24	497
232	4.000	12/20/24	230
634	4.500	12/20/24	630
432	3.625	01/20/25	429
397	3.625	02/20/25	394
1,743	4.000	05/20/25	1,726
2,032	4.000	07/20/25	2,007
1,306	3.625	02/20/26	1,290
61	3.625	07/20/26	60
4,168	3.625	01/20/27	4,113
1,087	3.625	02/20/27	1,073
12,860	3.875	04/20/27	12,676

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate Government National Mortgage Association – (continued)
$1,239	3.875%	05/20/27	$1,221
2,576	3.875	06/20/27	2,539
785	3.750	11/20/27	767
2,226	3.750	12/20/27	2,175
5,317	3.625	01/20/28	5,249
1,932	3.625	02/20/28	1,907
1,649	3.625	03/20/28	1,628
11,288	3.625	07/20/29	11,057
4,335	3.625	08/20/29	4,246
1,104	3.625	09/20/29	1,082
5,529	3.750	10/20/29	5,403
6,981	3.750	11/20/29	6,823
1,311	3.750	12/20/29	1,281
2,328	3.625	01/20/30	2,303
586	3.625	02/20/30	580
4,403	3.625	03/20/30	4,356
6,148	3.875	04/20/30	6,073
9,555	3.875	05/20/30	9,441
7,498	4.000	05/20/30	7,417
1,768	3.875	06/20/30	1,747
15,259	4.000	07/20/30	15,033
3,037	4.000	09/20/30	2,992
5,259	3.750	10/20/30	5,143

			127,975

Federal Home Loan Mortgage Corp. – 6.4%
1,125,000	4.450	12/01/32	1,100,103
25,397	5.000	10/01/33	25,450
1,222	5.000	07/01/35	1,224
609	4.500	08/01/35	602
1,335	4.500	09/01/35	1,321
691	4.500	10/01/35	684
30,215	5.000	12/01/35	30,375
10,828	4.500	01/01/38	10,709
487	4.500	06/01/38	482
18,338	4.500	09/01/38	18,056
90	4.500	01/01/39	89
9,071	4.500	02/01/39	8,914
3,403	4.500	03/01/39	3,343
871	4.500	04/01/39	855
25,921	4.500	05/01/39	25,466
67,668	5.000	05/01/39	67,957
82,445	4.500	06/01/39	80,996
111,023	5.000	07/01/39	112,034
2,386	4.500	07/01/39	2,344
1,849	4.500	08/01/39	1,816
4,091	4.500	09/01/39	4,019
944	4.500	10/01/39	928
649	4.500	11/01/39	638
874	4.500	12/01/39	859
2,896	4.500	01/01/40	2,845
1,907	4.500	04/01/40	1,872
2,886	4.500	05/01/40	2,832
4,311	4.500	06/01/40	4,232
7,292	4.000	06/01/40	6,973
1,585	4.500	07/01/40	1,556
439	4.500	08/01/40	431

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal Home Loan Mortgage Corp. – (continued)
$2,226	5.000%	08/01/40	$2,234
47,695	4.000	02/01/41	45,595
15,127	4.500	02/01/41	14,833
3,216	4.500	03/01/41	3,154
5,156	4.500	04/01/41	5,056
6,227	4.500	05/01/41	6,105
10,863	4.500	06/01/41	10,649
859	5.000	06/01/41	866
31,628	4.500	08/01/41	31,011
33,479	4.500	09/01/41	32,863
25,880	4.000	10/01/41	24,756
4,051	4.000	11/01/41	3,877
2,117	4.500	12/01/41	2,075
27,952	4.500	03/01/42	27,406
223,422	4.000	03/01/42	213,267
11,232	3.000	05/01/42	10,075
174,789	3.500	06/01/42	161,942
313,384	4.500	06/01/42	307,135
49,613	3.000	08/01/42	44,732
41,857	3.500	08/01/42	38,471
120,931	3.500	10/01/42	111,065
21,365	3.000	10/01/42	19,261
64,580	3.500	11/01/42	59,319
330,705	3.000	11/01/42	298,690
556,792	3.000	12/01/42	503,002
1,005,316	3.000	01/01/43	910,426
89,199	3.000	02/01/43	80,365
448,412	4.000	08/01/43	428,168
211,082	4.000	01/01/44	201,544
260,985	3.500	02/01/44	240,504
262,886	3.500	06/01/44	244,263
5,017	4.000	11/01/44	4,791
33,628	3.500	02/01/45	31,054
59,772	3.500	03/01/45	55,197
7,201	3.500	08/01/45	6,603
8,918	3.500	09/01/45	8,177
17,756	3.500	11/01/45	16,275
138,815	3.500	03/01/46	127,196
230,940	3.500	05/01/46	211,529
265,872	3.500	06/01/46	243,526
117,462	3.500	07/01/46	107,589
18,641	3.500	10/01/46	17,074
15,597	3.500	12/01/46	14,286
6,284,448	3.000	05/01/47	5,567,782
185,118	3.500	12/01/47	169,964

			12,183,757

Federal National Mortgage Association – 6.2%
829	7.000	08/01/31	866
49,223	3.500	07/01/42	45,117
46,091	3.500	08/01/42	42,294
32,336	3.500	09/01/42	29,685
3,892	3.500	10/01/42	3,571
7,766	3.500	11/01/42	7,127
4,309	3.500	01/01/43	3,950
101,528	3.500	02/01/43	93,040
10,913	3.500	05/01/43	10,012
440,981	3.500	07/01/43	403,781

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Federal National Mortgage Association – (continued)
$220,605	3.500%	01/01/44	$202,252
10,719	3.500	12/01/44	9,792
191,272	4.000	03/01/45	181,178
91,078	4.000	04/01/45	86,271
1,049,073	4.500	06/01/51	1,023,325
2,494,381	4.000	07/01/56	2,304,783
1,361,702	3.500	08/01/56	1,215,670
2,523,532	3.500	10/01/56	2,247,775
1,687,395	4.000	02/01/57	1,552,989
2,857,748	3.500	09/01/62	2,482,234

			11,945,712

Government National Mortgage Association – 39.5%
566	6.000	04/15/26	565
137	6.500	01/15/32	140
433	6.500	02/15/32	445
131,126	5.500	04/15/33	133,912
3,178	5.000	11/15/33	3,160
358	6.500	08/15/34	374
481	6.500	02/15/36	499
1,079	6.500	03/15/36	1,115
1,722	6.500	04/15/36	1,801
5,337	6.500	05/15/36	5,526
2,470	6.500	06/15/36	2,547
13,601	6.500	07/15/36	14,228
14,260	6.500	08/15/36	14,916
31,101	6.500	09/15/36	32,575
12,971	6.500	10/15/36	13,528
19,411	6.500	11/15/36	20,435
7,413	6.500	12/15/36	7,709
3,515	6.500	01/15/37	3,647
1,338	6.500	03/15/37	1,388
1,958	6.500	04/15/37	2,036
734	6.500	05/15/37	775
3,651	6.500	09/15/37	3,799
5,385	6.500	10/15/37	5,794
2,466	6.500	11/15/37	2,569
1,956	6.500	05/15/38	2,038
563	6.500	02/15/39	581
121,878	5.000	01/20/40	122,031
114,341	4.500	05/15/40	112,918
91,014	5.000	07/15/40	91,561
134,351	3.500	09/15/42	124,838
131,241	3.500	02/15/45	121,727
26,438	4.000	05/20/45	25,148
19,142	4.000	07/20/45	18,208
33,789	4.000	10/20/45	32,142
104,236	4.000	01/20/46	99,022
432,769	4.500	03/20/46	424,895
860,766	4.500	02/20/47	843,733
175,581	4.500	03/20/47	171,948
978,793	4.500	05/20/47	957,314
167,998	4.500	06/20/47	164,469
1,377,166	4.000	06/20/47	1,304,408
48,692	4.500	07/20/47	47,624
478,271	4.500	08/20/47	467,477
528,466	4.500	09/20/48	513,896
1,264,910	5.000	11/20/48	1,256,529

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Government National Mortgage Association – (continued)
$630,384	4.500%	12/20/48	$612,217
521,273	5.000	12/20/48	517,819
92,018	4.500	01/20/49	89,337
720,980	4.000	02/20/49	681,537
299,429	4.500	02/20/49	290,706
444,200	4.500	03/20/49	431,260
1,311,503	4.000	04/20/49	1,239,754
523,171	4.000	05/20/49	494,386
318,744	4.500	10/20/49	309,558
632,026	3.500	12/20/50	578,651
259,245	4.000	01/20/51	243,706
949,893	3.000	07/20/51	832,291
771,510	2.500	09/20/51	648,440
551,598	2.500	11/20/51	463,953
940,527	3.000	11/20/51	823,203
724,117	2.500	12/20/51	608,804
2,977,660	7.000	01/20/54	3,041,587
9,000,000	2.000	TBA-30yr(f)	7,373,882
9,000,000	4.500	TBA-30yr(f)	8,647,278
9,000,000	2.500	TBA-30yr(f)	7,665,036
6,000,000	3.000	TBA-30yr(f)	5,292,111
5,000,000	3.500	TBA-30yr(f)	4,549,418
2,000,000	5.500	TBA-30yr(f)	1,998,823
12,000,000	5.000	TBA-30yr(f)	11,795,528
7,000,000	6.000	TBA-30yr(f)	7,062,678
2,000,000	6.500	TBA-30yr(f)	2,033,242

			75,501,195

Uniform Mortgage-Backed Security – 68.7%
3,446,211	1.500	05/01/32	3,140,219
649,172	1.500	07/01/35	565,415
153,526	1.500	08/01/35	133,718
1,055,461	1.500	09/01/35	919,080
1,561,249	1.500	10/01/35	1,359,212
715,808	1.500	11/01/35	623,040
778,480	1.500	12/01/35	677,438
422,488	1.500	02/01/36	368,853
110,924	4.500	07/01/36	108,622
835,358	1.500	10/01/36	728,908
7,173	4.500	12/01/36	7,024
76,815	4.500	02/01/39	75,369
2,495	4.500	03/01/39	2,444
3,158	4.500	05/01/39	3,094
1,535	4.500	07/01/39	1,503
1,547	4.000	08/01/39	1,478
3,320	4.500	09/01/39	3,258
6,493	4.500	10/01/39	6,371
14,650	4.500	02/01/40	14,349
2,702	4.500	03/01/40	2,651
33,938	4.500	04/01/40	33,271
14,537	4.500	06/01/40	14,233
73,868	4.500	09/01/40	72,414
3,381	4.500	12/01/40	3,315
30,103	4.500	01/01/41	29,512
10,597	4.500	04/01/41	10,377
15,381	4.500	06/01/41	15,062
16,314	4.500	07/01/41	15,975
78,361	4.500	08/01/41	76,642

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$66,040	4.500%	09/01/41	$64,669
32,613	4.500	10/01/41	31,936
58,071	3.500	10/01/41	53,971
14,368	3.500	11/01/41	13,364
42,998	4.500	11/01/41	42,105
37,492	4.500	12/01/41	36,714
31,189	4.500	01/01/42	30,542
56,454	3.500	01/01/42	52,494
6,328	3.500	02/01/42	5,860
199,196	4.000	03/01/42	189,903
2,409	4.500	03/01/42	2,356
46,625	4.000	04/01/42	44,450
5,283	4.500	04/01/42	5,164
6,026	3.500	05/01/42	5,574
22,386	3.500	06/01/42	20,786
14,343	3.500	09/01/42	13,369
47,419	3.000	09/01/42	42,769
114,872	3.500	10/01/42	106,493
251,348	3.000	12/01/42	226,435
40,968	3.500	12/01/42	38,014
54,642	3.000	01/01/43	49,387
21,060	3.000	02/01/43	19,031
158,007	3.500	02/01/43	146,317
583,352	3.000	03/01/43	525,348
323,534	3.500	03/01/43	299,739
636,272	3.000	04/01/43	572,620
758,883	3.000	05/01/43	682,421
228,243	2.500	05/01/43	196,338
96,670	3.500	05/01/43	89,335
27,895	3.000	06/01/43	25,046
424,931	3.500	06/01/43	392,773
229,684	3.000	07/01/43	206,424
306,140	3.500	07/01/43	283,459
25,982	3.500	08/01/43	24,015
21,401	3.500	09/01/43	19,810
40,345	3.500	01/01/44	37,369
19,034	3.500	08/01/44	17,474
25,528	3.500	09/01/44	23,521
58,968	3.500	10/01/44	54,385
21,971	5.000	12/01/44	21,966
15,270	3.500	01/01/45	14,083
152,366	4.000	02/01/45	145,277
75,395	3.500	03/01/45	69,451
33,959	3.500	04/01/45	31,129
459,305	3.500	05/01/45	423,611
798,034	4.500	06/01/45	779,229
47,819	3.500	07/01/45	43,789
174,352	4.000	11/01/45	164,893
7,604	3.500	11/01/45	6,961
149,035	3.500	01/01/46	136,615
54,257	4.000	03/01/46	51,311
392,743	3.500	03/01/46	362,141
62,270	3.500	04/01/46	57,431
302,636	3.500	05/01/46	276,848
64,696	4.000	06/01/46	61,079
145,483	4.500	06/01/46	141,519
186,472	3.000	07/01/46	164,542
197,121	4.000	07/01/46	186,100

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$19,143	4.000%	08/01/46	$18,073
102,451	3.000	08/01/46	90,402
433,127	3.000	09/01/46	382,189
135,201	3.000	10/01/46	119,300
22,704	4.000	10/01/46	21,434
561,521	3.000	11/01/46	495,477
249,461	3.000	12/01/46	220,123
1,001,121	3.000	01/01/47	883,385
522,883	4.500	02/01/47	510,562
49,437	3.000	02/01/47	43,623
133,632	3.000	04/01/47	117,927
321,160	3.500	06/01/47	292,468
144,017	4.500	11/01/47	139,778
4,918	4.500	02/01/48	4,762
258,929	4.500	05/01/48	251,930
409,336	3.500	06/01/48	372,766
227,081	4.500	07/01/48	219,474
786,926	4.500	08/01/48	760,567
324,527	4.500	09/01/48	313,353
6,399	4.500	10/01/48	6,225
1,180,785	5.000	11/01/48	1,179,626
551,387	4.500	11/01/48	532,769
254,170	4.500	12/01/48	245,338
312,062	4.500	02/01/49	301,222
3,626	4.500	05/01/49	3,501
1,652,551	3.000	09/01/49	1,451,355
5,093	4.500	11/01/49	4,919
354,345	4.500	01/01/50	342,033
54,127	4.500	02/01/50	52,250
610,786	3.000	03/01/50	534,268
3,858,695	4.500	03/01/50	3,736,867
430,096	4.500	04/01/50	414,379
407,195	4.500	09/01/50	393,226
3,477,834	2.500	09/01/50	2,936,880
2,196,254	3.000	10/01/50	1,921,180
3,794,141	2.000	10/01/50	3,027,292
960,683	2.500	11/01/50	807,052
3,751,458	2.000	12/01/50	2,992,072
954,108	2.500	01/01/51	792,296
4,525,709	2.000	02/01/51	3,605,380
11,363,261	2.000	05/01/51	9,034,679
7,829,324	2.500	05/01/51	6,563,518
8,095,996	2.500	07/01/51	6,782,790
1,690,168	2.500	09/01/51	1,419,351
1,790,629	2.000	11/01/51	1,420,355
5,066,812	2.500	12/01/51	4,239,761
30,384	2.000	02/01/52	24,337
697,808	6.000	11/01/52	713,739
933,013	4.500	05/01/53	901,469
1,225,341	6.500	08/01/53	1,261,678
680,238	6.500	10/01/53	699,985
6,456,570	6.500	11/01/53	6,662,374
5,424,732	6.500	12/01/53	5,582,209
2,952,668	6.500	01/01/54	3,086,363
7,000,000	2.500	TBA-30yr(f)	5,786,211
7,000,000	2.000	TBA-30yr(f)	5,916,495
22,000,000	5.500	TBA-30yr(f)	22,038,655

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)

Uniform Mortgage-Backed Security – (continued)
$2,000,000	7.000%	TBA-30yr(f)	$2,058,857

			131,573,151

TOTAL FEDERAL AGENCIES			$231,502,349

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $277,865,268)			$266,458,026

Asset-Backed Securities(c) – 3.4%

Automotive – 0.7%
Exeter Automobile Receivables Trust Series 2024-1A, Class A3
$350,000	5.310%	08/16/27	$349,220
Ford Credit Auto Owner Trust Series 2024-1, Class A(e)
500,000	4.870	08/15/36	498,603
GM Financial Consumer Automobile Receivables Trust Series 2023-1, Class A2A
206,648	5.190	03/16/26	206,338
Tesla Auto Lease Trust Series 2024-A, Class A3(e)
225,000	5.300	06/21/27	224,558

			1,278,719

Collateralized Loan Obligations(e) – 2.4%
Apidos CLO XXXV Ltd. Series 2021-35A, Class D(b) (3 mo. USD Term SOFR + 2.912%)
750,000	8.229	04/20/34	732,520
BlueMountain CLO XXXIII Ltd. Series 2021-33A, Class B (b) (3 mo. USD Term SOFR + 1.962%)
500,000	7.281	11/20/34	500,497
CIFC Funding Ltd. Series 2023-3A, Class D(b) (3 mo. USD Term SOFR + 4.250%)
500,000	9.566	01/20/37	501,819
Helios Issuer LLC Series 2023-GRID1, Class 1A
97,672	5.750	12/20/50	98,633
Pikes Peak CLO 12 Ltd. Series 2023-12A, Class A(b) (3 mo. USD Term SOFR + 2.100%)
1,200,000	7.418	04/20/36	1,209,880
TCW CLO Ltd. Series 2023-1A, Class A1N(b) (3 mo. USD Term SOFR + 2.070%)
700,000	7.390	04/28/36	704,375
Zais CLO 15 Ltd. Series 2020-15A, Class A1R(b) (3 mo. USD Term SOFR + 1.612%)
925,000	6.931	07/28/32	925,078

			4,672,802

Student Loan(b)(e) – 0.3%
Sycamore Tree CLO Ltd. Series 2023-2A, Class DR (3 mo. USD Term SOFR + 4.500%)
600,000	9.823	01/20/37	607,050

TOTAL ASSET-BACKED SECURITIES (Cost $6,501,546)			$6,558,571

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 2.2%

U.S. Treasury Inflation-Indexed Bonds
$176,353	1.500%		02/15/53	$154,195
U.S. Treasury Notes
1,376,200	4.375	(g)	11/30/28	1,383,941
1,800,000	4.125		03/31/29	1,792,789
890,000	4.125		03/31/31	885,387

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,192,593)				$4,216,312

Shares	Dividend Rate			Value

Investment Company(h) –3.0%

Goldman Sachs Financial Square Government Fund — Institutional Shares
5,688,152	5.211%			$5,688,152

(Cost $5,688,152)

TOTAL INVESTMENTS – 147.8% (Cost $294,247,559)				$282,921,061

LIABILITIES IN EXCESS OF OTHER ASSETS – (47.8)%				(91,496,935)

NET ASSETS – 100.0%				$191,424,126

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2024.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $92,218,214 which represents approximately 48.3% of net assets as of March 31, 2024.

(g)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(h)	Represents an Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2024, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

Government National Mortgage
Association	4.000%	TBA - 30yr	04/18/24	$(1,000,000)	$(935,862)
Uniform Mortgage-Backed Security	4.500	TBA - 30yr	04/11/24	(20,000,000)	(19,044,532)
Uniform Mortgage-Backed Security	5.000	TBA - 30yr	04/11/24	(14,000,000)	(13,664,218)
Uniform Mortgage-Backed Security	3.000	TBA - 30yr	04/11/24	(3,000,000)	(2,581,641)
Uniform Mortgage-Backed Security	3.500	TBA - 30yr	04/11/24	(4,000,000)	(3,578,906)
Uniform Mortgage-Backed Security	6.500	TBA - 30yr	04/11/24	(7,000,000)	(7,150,391)
Uniform Mortgage-Backed Security	6.000	TBA - 30yr	04/11/24	(3,000,000)	(3,025,428)
Uniform Mortgage-Backed Security	6.500	TBA - 30yr	05/15/24	(8,000,000)	(8,168,125)
Uniform Mortgage-Backed Security	1.500	TBA - 15yr	04/16/24	(2,000,000)	(1,731,173)
Uniform Mortgage-Backed Security	7.000	TBA - 30yr	05/15/24	(2,000,000)	(2,058,737)

(PROCEEDS RECEIVED: $(62,039,102))					$(61,939,013)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	47	06/18/24	$5,207,453	$19,203
5 Year U.S. Treasury Notes	82	06/28/24	8,775,281	(17,404)

Total				$1,799

Short position contracts:
2 Year U.S. Treasury Notes	(49)	06/28/24	(10,019,734)	9,071
20 Year U.S. Treasury Bonds	(2)	06/18/24	(240,875)	(10)
Ultra 10-Year U.S. Treasury Note	(14)	06/18/24	(1,604,531)	(7,854)
Ultra Long U.S. Treasury Bonds	(10)	06/18/24	(1,290,000)	(9,147)

Total				$(7,940)

TOTAL FUTURES CONTRACTS				$(6,141)

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M CDOR(b)	4.250%(b)	06/19/26	CAD	2,490	$8,662	$10,444	$ (1,782)
12M SOFR(c)	3.730(c)	11/28/27		$940	1,533	3,430	(1,897)
3.975%(c)	12M SOFR(c)	08/31/28		6,120	(583)	(1,566)	983
2.680(c)	12M SOFR(c)	07/28/32		2,430	89,203	29,990	59,213
12M SOFR(c)	4.306(c)	10/05/33		1,920	48,366	(12,304)	60,670
12M SOFR(c)	3.849(c)	11/15/33		1,580	5,536	1,500	4,036
12M SOFR(c)	2.910(c)	07/28/37		5,910	(172,227)	(90,718)	(81,509)
12M SOFR(c)	3.391(c)	05/10/38		6,350	(86,827)	(44,277)	(42,550)
2.080(c)	12M SOFR(c)	07/28/47		5,920	167,670	101,403	66,267

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

2.564%(c)	12M SOFR(c)	05/11/53	$ 5,400	$112,117	$28,630	$ 83,487
3.613(c)	12M SOFR(c)	11/15/53	1,250	(28,280)	(9,822)	(18,458)
3.512(c)	12M SOFR(c)	11/29/53	320	(5,119)	(4,788)	(331)

TOTAL				$140,051	$11,922	$ 128,129

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.

(b)	Payments made semi-annually.

(c)	Payments made annually.

OVER-THE-COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CMBX.NA.BBB.17	3.000%	4.968%	JPMorgan Securities, Inc.	12/15/56	$700	$(83,907)	$(90,153)	$6,246

(a)	Payments made monthly.

(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Currency Abbreviations:
CAD	—Canadian Dollar
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
IO	—Interest Only Stripped Security
LLC	—Limited Liability Company
MTA	—Monthly Treasury Average
PI	—Private Investment
REMICS	—Real Estate Mortgage Investment Conduits
RFUCC	—Refinitive USD IBOR Consumer Cash Fallbacks 1 year
SOFR	—Secured Overnight Financing Rate
STACR	—Structured Agency Credit Risk

Abbreviations:
CDOR	—Canadian Dollar Offered Rate
CMBX	—Commercial Mortgage Backed Securities Index
SOFR	—Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities March 31, 2024

	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund

Assets:

Investments in unaffiliated issuers, at value (cost $526,499,492, $147,213,012 and $246,591,523, respectively)	$519,393,930	$137,179,869	$243,782,728
Investments in affiliated issuers, at value (cost $0, $353,647 and $0, respectively)	—	353,647	—
Cash	5,858,784	1,944,510	2,204,508
Unrealized gain on forward foreign currency exchange contracts	32,267	—	—
Variation margin on futures contracts	25	—	—
Variation margin on swaps contracts	3,614	—	—
Receivables:
Interest and dividends	3,896,907	753,343	755,706
Fund shares sold	1,371,456	203,053	130,442
Investments sold on an extended-settlement basis	925,356	25,613,175	—
Collateral on certain derivative contracts(a)	495,573	179,976	811,576
Reimbursement from investment adviser	16,091	41,480	34,706
Investments sold	—	842	14,509,938
Other assets	48,981	54,959	50,221

Total assets	532,042,984	166,324,854	262,279,825

Liabilities:
Foreign currency overdraft, at value (identified cost $540, $0 and $9, respectively)	458	—	9
Forward sale contracts, at value (proceeds received $0, $15,163,086 and $0, respectively)	—	15,067,899	—
Variation margin on futures contracts	—	20	2
Variation margin on swaps contracts	—	223	7,152
Payables:
Investments purchased on an extended-settlement basis	5,925,227	25,324,414	497,862
Fund shares redeemed	1,133,916	143,621	1,041,762
Management fees	110,867	48,367	54,762
Distribution and Service fees and Transfer Agency fees	17,508	19,665	27,257
Income distributions	14,782	10,691	—
Investments purchased	—	1,078	14,259,516
Accrued expenses	374,973	280,199	223,719

Total liabilities	7,577,731	40,896,177	16,112,041

Net Assets:

Paid-in capital	553,996,280	169,956,804	318,330,435
Total distributable loss	(29,531,027)	(44,528,127)	(72,162,651)

NET ASSETS	$524,465,253	$125,428,677	$246,167,784
Net Assets:
Class A	$ 11,648,930	$ 39,366,303	$ 33,181,913
Class C	—	730,700	1,584,156
Administration	5,403,224	—	—
Institutional	175,290,961	33,354,317	45,677,895
Service	283,599	18,857,611	—
Investor	3,498,854	2,094,598	17,699,444
Class R6	2,912,267	8,111,884	115,886,790
Class R	—	9,953,543	15,553,242
Class P	325,427,418	12,959,721	16,584,344
Total Net Assets	$524,465,253	$125,428,677	$246,167,784
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,231,434	3,058,284	3,536,449
Class C	—	56,774	173,208
Administration	570,546	—	—
Institutional	18,561,155	2,594,717	4,792,787
Service	30,026	1,468,991	—
Investor	370,766	162,738	1,871,371
Class R6	308,275	631,347	12,172,867
Class R	—	774,229	1,668,475
Class P	34,455,400	1,008,728	1,740,559
Net asset value, offering and redemption price per share:(b)
Class A	$9.46	$12.87	$9.38
Class C	—	12.87	9.15
Administration	9.47	—	—
Institutional	9.44	12.85	9.53
Service	9.45	12.84	—
Investor	9.44	12.87	9.46
Class R6	9.45	12.85	9.52
Class R	—	12.86	9.32
Class P	9.44	12.85	9.53
(a)	Segregated for initial margin and/or collateral as follows:

Fund	Swaps
Enhanced Income	$495,573
Government Income	179,976
Inflation Protected Securities	811,576
(b)

Maximum public offering price per share for Class A Shares of the Government Income and Inflation Protected Securities Funds is $13.37 and $9.75, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued) March 31, 2024

	Short Duration Bond Fund	Short Duration Government Fund	Short-Term Conservative Income Fund

Assets:

Investments in unaffiliated issuers, at value (cost $1,289,094,581, $537,771,285 and $1,828,570,630, respectively)	$1,266,034,597	$519,428,390	$1,834,295,508
Investments in affiliated issuers, at value (cost $0, $5,261,845 and $106,239,359, respectively)	—	5,261,845	106,239,359
Purchased options, at value (premium paid $111,828, $0 and $0, respectively)	132,797	—	—
Cash	7,166,187	6,694,725	18,026,724
Foreign currencies, at value (cost $0, $0 and $0, respectively)	41,135	—	—
Unrealized gain on swap contracts	88,973	—	—
Unrealized gain on forward foreign currency exchange contracts	1,054,283	—	—
Variation margin on futures contracts	—	12	—
Variation margin on swaps contracts	208,760	73	—
Receivables:
Investments sold on an extended-settlement basis	90,900,181	53,009,485	—
Collateral on certain derivative contracts(a)	18,982,288	548,194	—
Interest and dividends	9,813,848	3,215,015	15,958,817
Fund shares sold	617,080	1,437,293	1,604,077
Reimbursement from investment adviser	39,656	41,757	70,115
Investments sold	—	40,818	—
Foreign tax reclaims	—	—	79,974
Other assets	82,825	59,279	84,569

Total assets	1,395,162,610	589,736,886	1,976,359,143

Liabilities:
Forward sale contracts, at value (proceeds received $25,685,586, $34,233,906 and $0, respectively)	25,658,316	34,117,110	—
Unrealized loss on forward foreign currency exchange contracts	839,318	—	—
Variation margin on futures contracts	267	—	—
Written option contracts, at value (premium received $111,828, $0 and $0, respectively)	74,775	—	—
Payables:
Investments purchased on an extended-settlement basis	126,876,656	75,551,172	4,948,000
Investments purchased	3,072,204	70,276	645,196
Fund shares redeemed	2,248,869	391,698	1,997,852
Upfront payments received on swap contracts	536,475	—	—
Management fees	414,452	176,282	316,378
Distribution and Service fees and Transfer Agency fees	49,166	33,508	87,497
Due to broker — upfront payment	48,351	—	—
Income distributions	27,766	119,040	148,431
Due to broker	19,000	130,000	—
Accrued expenses	392,709	321,857	286,199

Total liabilities	160,258,324	110,910,943	8,429,553

Net Assets:

Paid-in capital	1,361,202,882	563,197,450	1,984,290,761
Total distributable loss	(126,298,596)	(84,371,507)	(16,361,171)

NET ASSETS	$1,234,904,286	$478,825,943	$1,967,929,590
Net Assets:
Class A	$47,736,726	$51,300,199	$50,594,529
Class C	1,922,345	3,782,843	—
Institutional	131,634,910	215,245,147	927,495,165
Service	—	15,313,616	—
Investor	40,149,188	28,338,819	247,016,608
Class R6	6,065,126	15,607,554	93,343,493
Class R	24,620	—	—
Class P	1,007,371,371	149,237,765	649,479,795
Total Net Assets	$1,234,904,286	$478,825,943	$1,967,929,590
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,988,817	5,573,473	5,023,220
Class C	200,963	414,320	—
Institutional	13,732,902	23,467,429	92,011,720
Service	—	1,671,560	—
Investor	4,189,972	3,075,491	24,512,009
Class R6	633,106	1,701,224	9,263,045
Class R	2,568	—	—
Class P	105,144,239	16,271,728	64,508,073
Net asset value, offering and redemption price per share:(b)
Class A	$9.57	$9.20	$10.07
Class C	9.57	9.13	—
Institutional	9.59	9.17	10.08
Service	—	9.16	—
Investor	9.58	9.21	10.08
Class R6	9.58	9.17	10.08
Class R	9.59	—	—
Class P	9.58	9.17	10.07
(a)	Segregated for initial margin and/or collateral as follows:

Fund	Swaps	Forwards
Short Duration Bond	$17,232,288	$1,750,000
Short Duration Government	548,194	—
(b)

Maximum public offering price per share for Class A Shares of the Short Duration Bond and Short Duration Government Funds is $9.72 and $9.34, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued) March 31, 2024

U.S. Mortgages Fund

Assets:

Investments in unaffiliated issuers, at value (cost $288,559,407)	$277,232,909
Investments in affiliated issuers, at value (cost $5,688,152)	5,688,152
Cash	3,028,928
Foreign currencies, at value (cost $1,418)	1,400
Unrealized gain on swap contracts	6,246
Receivables:
Investments sold on an extended-settlement basis	118,963,199
Interest and dividends	659,243
Collateral on certain derivative contracts(a)	201,979
Fund shares sold	52,849
Reimbursement from investment adviser	22,196
Investments sold	542
Other assets	51,597

Total assets	405,909,240

Liabilities:
Forward sale contracts, at value (proceeds received $62,039,102)	61,939,013
Variation margin on futures contracts	12
Variation margin on swaps contracts	223
Payables:
Investments purchased on an extended-settlement basis	151,825,175
Fund shares redeemed	163,317
Upfront payments received on swap contracts	90,153
Investments purchased	85,813
Income distributions	57,898
Management fees	54,539
Distribution and Service fees and Transfer Agency fees	11,223
Accrued expenses	257,748

Total liabilities	214,485,114

Net Assets:

Paid-in capital	240,093,753
Total distributable loss	(48,669,627)

NET ASSETS	$191,424,126
Net Assets:
Class A	$ 14,053,154
Institutional	41,264,741
Separate Account Institutional	91,445,816
Investor	26,296,666
Class R6	11,969,442
Class P	6,394,307
Total Net Assets	$191,424,126
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,589,640
Institutional	4,654,630
Separate Account Institutional	10,342,623
Investor	2,967,919
Class R6	1,350,932
Class P	721,997
Net asset value, offering and redemption price per share:(b)
Class A	$8.84
Institutional	8.87
Separate Account Institutional	8.84
Investor	8.86
Class R6	8.86
Class P	8.86
(a)	Segregated for initial margin and/or collateral as follows:

Fund	Swaps	TBA
U.S. Mortgages	$181,979	$20,000
(b)

Maximum public offering price per share for Class A Shares of U.S. Mortgages Funds is $9.18. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations For the Fiscal Year Ended March 31, 2024

	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund

Investment Income:

Interest	$21,191,957	$4,872,978	$12,803,403
Dividends — affiliated issuers	438,711	35,614	104,155
Dividends — unaffiliated issuers	356,991	—	—

Total investment income	21,987,659	4,908,592	12,907,558

Expenses:

Management fees	1,419,994	799,113	782,222
Transfer Agency fees(a)	209,135	117,909	171,782
Custody, accounting and administrative services	188,753	146,378	119,767
Professional fees	147,262	142,460	129,529
Registration fees	102,862	120,727	106,953
Printing and mailing costs	86,059	55,620	77,562
Trustee fees	20,844	20,311	20,489
Distribution and Service (12b-1) fees(a)	19,657	208,471	193,503
Shareholder Administration fees — Service Class	14,321	49,680	—
Shareholder meeting expense	4,119	4,413	11,682
Service fees — Class C	—	1,832	6,720
Other	46,659	23,277	21,984

Total expenses	2,259,665	1,690,191	1,642,193

Less — expense reductions	(242,774)	(624,806)	(347,548)

Net expenses	2,016,891	1,065,385	1,294,645

NET INVESTMENT INCOME	19,970,768	3,843,207	11,612,913

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(4,540,739)	(15,362,674)	(43,029,240)
Investments — affiliated issuers	10	—	—
Purchased options	(1,867)	(67,136)	(190)
Futures contracts	1,266,197	1,003,778	825,933
Written options	(10,885)	(9,443)	(241,767)
Swap contracts	(2,737,921)	(337,309)	282,145
Foreign currency transactions	(12,354)	(7)	—
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	(9)	—	—
Investments — unaffiliated issuers	15,923,421	9,710,681	30,340,036
Purchased options	—	57,538	—
Futures contracts	1,758,611	492,768	(14,529)
Written options	—	(60,806)	—
Swap contracts	519,397	128,507	(704,995)
Forward foreign currency exchange contracts	32,267	—	—
Foreign currency translation	(122)	—	—

Net realized and unrealized gain (loss)	12,196,006	(4,444,103)	(12,542,607)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,166,774	$(600,896)	$(929,694)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Adminstration	Institutional	Service	Investor	Class R6	Class R	Class P
Enhanced Income	$18,957	$—	$700	$—	$15,166	$—	$2,179	$84,240	$ 112	$7,638	$1,345	$—	$98,455
Government Income	105,147	5,495	49,680	48,149	50,470	879	—	16,234	7,949	25,935	2,241	11,556	2,645
Inflation Protected Securities	89,684	20,161	—	83,658	43,048	3,226	—	26,793	—	33,418	39,096	20,078	6,123

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations (continued) For the Fiscal Year Ended March 31, 2024

	Short Duration Bond Fund	Short Duration Government Fund	Short-Term Conservative Income Fund

Investment Income:
Interest	$50,572,889	$17,479,042	$105,422,935
Dividends — affiliated issuers	773,468	460,448	5,282,364

Total investment income	51,346,357	17,939,490	110,705,299

Expenses:
Management fees	5,315,102	2,221,809	5,024,120
Transfer Agency fees(a)	516,056	257,251	961,951
Custody, accounting and administrative services	254,042	190,643	224,016
Professional fees	169,511	144,453	127,121
Registration fees	168,647	115,417	206,677
Distribution and Service (12b-1) fees(a)	134,003	214,470	58,330
Printing and mailing costs	62,360	56,538	100,278
Trustee fees	21,849	20,764	22,523
Shareholder meeting expense	8,942	7,856	14,954
Prime broker fees	6,203	—	—
Service fees — Class C	5,936	11,720	—
Shareholder Administration fees — Service Class	—	42,187	—
Other	58,821	30,985	92,591

Total expenses	6,721,472	3,314,093	6,832,561

Less — expense reductions	(597,195)	(569,970)	(1,859,583)

Net expenses	6,124,277	2,744,123	4,972,978

NET INVESTMENT INCOME	45,222,080	15,195,367	105,732,321

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(25,554,167)	(4,710,303)	955,271
Investments — affiliated issuers	(4,446,240)	—	—
Purchased options	(502,804)	—	—
Futures contracts	(6,153,560)	104,483	—
Written options	1,048,842	(134,913)	—
Swap contracts	702,966	1,811,369	—
Forward foreign currency exchange contracts	(2,430,212)	—	—
Foreign currency transactions	(392,650)	—	—
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	3,810,449	—	—
Investments — unaffiliated issuers	51,085,864	1,516,391	9,319,898
Purchased options	932,829	—	—
Futures contracts	(2,273,940)	123,299	—
Written options	(1,296,937)	—	—
Swap contracts	1,129,472	(1,698,710)	—
Forward foreign currency exchange contracts	1,093,441	—	—
Foreign currency translation	75,721	—	—

Net realized and unrealized gain (loss)	16,829,074	(2,988,384)	10,275,169

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,051,154	$12,206,983	$116,007,490

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Administration	Preferred	Institutional	Service	Investor	Class R6	Class R	Class P

Short Duration Bond	$116,080	$17,806	$—	$117	$55,718	$2,849	$—	$—	$56,244	$—	$64,610	$15,847	$28	$320,760
Short Duration Government	137,123	35,160	42,187	—	65,819	5,626	—	—	86,789	6,750	38,394	4,471	—	49,402
Short-Term Conservative Income	58,330	—	—	—	46,664	—	8	9	383,246	—	304,325	22,753	—	204,946

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations (continued) For the Fiscal Year Ended March 31, 2024

U.S. Mortgages Fund

Investment Income:

Interest	$8,483,225
Dividends — affiliated issuers	32,452

Total investment income	8,515,677

Expenses:

Management fees	700,655
Professional fees	144,224
Transfer Agency fees(a)	103,503
Custody, accounting and administrative services	102,371
Registration fees	94,819
Distribution and Service (12b-1) fees(a)	36,803
Printing and mailing costs	36,106
Trustee fees	20,411
Shareholder meeting expense	5,265
Other	15,995

Total expenses	1,260,152

Less — expense reductions	(262,474)

Net expenses	997,678

NET INVESTMENT INCOME	7,517,999

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(8,005,654)
Purchased options	(483)
Futures contracts	437,556
Written options	(56,324)
Swap contracts	(249,982)
Foreign currency transactions	108
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	1,834,365
Futures contracts	(2,176)
Swap contracts	121,490
Foreign currency translation	(142)

Net realized and unrealized loss	(5,921,242)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,596,757

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees	Transfer Agency Fees
Fund	Class A	Class A	Institutional	Separate Account Institutional	Investor	Class R6	Class P
U.S. Mortgages	$36,803	$17,666	$20,945	$27,666	$30,926	$4,305	$1,995

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund		Government Income Fund
	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$19,970,768	$17,419,074	$3,843,207	$4,084,446
Net realized loss	(6,037,559)	(3,491,851)	(14,772,791)	(8,847,202)
Net change in unrealized gain (loss)	18,233,565	(4,718,168)	10,328,688	(10,758,298)

Net increase (decrease) in net assets resulting from operations	32,166,774	9,209,055	(600,896)	(15,521,054)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(410,224)	(392,770)	(1,013,069)	(821,260)
Class C Shares	—	—	(12,155)	(9,017)
Administration Shares	(176,355)	(111,442)	—	—
Institutional Shares	(7,277,906)	(7,284,530)	(1,101,957)	(1,353,053)
Service Shares	(8,365)	(2,023)	(440,906)	(325,481)
Investor Shares	(212,723)	(218,684)	(540,896)	(1,406,174)
Class R6 Shares	(154,303)	(231,298)	(204,191)	(149,385)
Class R Shares	—	—	(208,378)	(149,659)
Class P Shares	(11,463,714)	(13,835,648)	(241,215)	(166,215)
Return of capital:
Class A Shares	(2,126)	(23,851)	—	—
Administration Shares	(914)	(6,767)	—	—
Institutional Shares	(37,707)	(442,360)	—	—
Service Shares	(43)	(123)	—	—
Investor Shares	(1,102)	(13,280)	—	—
Class R6 Shares	(799)	(14,046)	—	—
Class P Shares	(59,393)	(840,183)	—	—

Total distributions to shareholders	(19,805,674)	(23,417,005)	(3,762,767)	(4,380,244)

From share transactions:

Proceeds from sales of shares	144,082,050	425,937,344	38,365,122	60,676,594
Reinvestment of distributions	19,636,458	23,034,602	3,622,854	3,991,268
Cost of shares redeemed	(265,644,479)	(878,874,291)	(129,999,172)	(124,294,198)

Net decrease in net assets resulting from share transactions	(101,925,971)	(429,902,345)	(88,011,196)	(59,626,336)

TOTAL DECREASE	(89,564,871)	(444,110,295)	(92,374,859)	(79,527,634)

Net assets:

Beginning of year	614,030,124	1,058,140,419	217,803,536	297,331,170

End of year	$524,465,253	$614,030,124	$125,428,677	$217,803,536

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Inflation Protected Securities Fund		Short Duration Bond Fund
	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$11,612,913	$25,687,783	$45,222,080	$43,275,538
Net realized loss	(42,163,119)	(14,972,234)	(37,727,825)	(62,725,461)
Net change in unrealized gain (loss)	29,620,512	(46,303,192)	54,556,899	(4,220,366)

Net increase (decrease) in net assets resulting from operations	(929,694)	(35,587,643)	62,051,154	(23,670,289)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(1,483,347)	(3,309,853)	(1,438,521)	(706,406)
Class C Shares	(85,642)	(220,022)	(63,734)	(29,679)
Institutional Shares	(2,797,112)	(8,626,002)	(4,785,815)	(2,946,586)
Investor Shares	(1,102,194)	(3,915,031)	(1,793,693)	(659,632)
Class R6 Shares	(5,630,780)	(9,685,561)	(1,760,979)	(1,424,623)
Class R Shares	(659,600)	(983,407)	(670)	(1,633)
Class P Shares	(863,096)	(1,904,916)	(36,522,465)	(21,126,293)
Return of capital:
Class A Shares	(78,452)	—	—	(511,437)
Class C Shares	(4,530)	—	—	(21,488)
Institutional Shares	(147,936)	—	—	(2,133,327)
Investor Shares	(58,294)	—	—	(477,574)
Class R6 Shares	(297,805)	—	—	(1,031,427)
Class R Shares	(34,886)	—	—	(1,183)
Class P Shares	(45,648)	—	—	(15,295,429)

Total distributions to shareholders	(13,289,322)	(28,644,792)	(46,365,877)	(46,366,717)

From share transactions:

Proceeds from sales of shares	73,379,253	155,820,265	320,957,618	747,614,580
Reinvestment of distributions	12,034,843	25,355,156	46,004,487	45,970,629
Cost of shares redeemed	(192,705,116)	(267,543,187)	(599,029,889)	(1,741,993,575)

Net decrease in net assets resulting from share transactions	(107,291,020)	(86,367,766)	(232,067,784)	(948,408,366)

TOTAL DECREASE	(121,510,036)	(150,600,201)	(216,382,507)	(1,018,445,372)

Net assets:

Beginning of year	367,677,820	518,278,021	1,451,286,793	2,469,732,165

End of year	$246,167,784	$367,677,820	$1,234,904,286	$1,451,286,793

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Government Fund		Short-Term Conservative Income Fund
	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$15,195,367	$10,444,745	$105,732,321	$64,518,853
Net realized gain (loss)	(2,929,364)	(13,906,340)	955,271	(14,510,722)
Net change in unrealized gain (loss)	(59,020)	(2,665,043)	9,319,898	14,564,070

Net increase (decrease) in net assets resulting from operations	12,206,983	(6,126,638)	116,007,490	64,572,201

Distributions to shareholders:

From distributable earnings:
Class A Shares	(1,523,391)	(1,029,039)	(1,970,661)	(935,460)
Class C Shares	(111,142)	(90,095)	—	—
Administration Shares(a)	—	—	(1,183)	(732)
Preferred Shares(b)	—	—	(1,178)	(730)
Institutional Shares	(6,746,262)	(4,899,247)	(50,546,331)	(28,607,764)
Service Shares	(440,204)	(263,203)	—	—
Investor Shares	(967,428)	(619,181)	(13,192,691)	(4,891,336)
Class R6 Shares	(465,568)	(264,190)	(4,015,678)	(2,137,945)
Class P Shares	(5,135,551)	(4,086,547)	(36,065,618)	(28,330,229)

Total distributions to shareholders	(15,389,546)	(11,251,502)	(105,793,340)	(64,904,196)

From share transactions:

Proceeds from sales of shares	126,501,166	321,204,182	1,210,316,473	1,663,425,532
Reinvestment of distributions	13,970,147	10,167,502	102,969,697	62,445,973
Cost of shares redeemed	(196,932,889)	(465,354,550)	(1,463,311,006)	(3,632,313,743)

Net decrease in net assets resulting from share transactions	(56,461,576)	(133,982,866)	(150,024,836)	(1,906,442,238)

TOTAL DECREASE	(59,644,139)	(151,361,006)	(139,810,686)	(1,906,774,233)

Net assets:

Beginning of year	538,470,082	689,831,088	2,107,740,276	4,014,514,509

End of year	$478,825,943	$538,470,082	$1,967,929,590	$2,107,740,276

(a)	At the close of business on January 12, 2024, Administration Shares of the Short-Term Conservative Income Fund were liquidated.
(b)	At the close of business on January 12, 2024, Preferred Shares of the Short-Term Conservative Income Fund were liquidated.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Mortgages Fund
	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$ 7,517,999	$ 5,883,936
Net realized loss	(7,874,779)	(12,227,637)
Net change in unrealized gain (loss)	1,953,537	(7,127,865)

Net increase (decrease) in net assets resulting from operations	1,596,757	(13,471,566)

Distributions to shareholders:

From distributable earnings:
Class A Shares	(530,022)	(622,549)
Institutional Shares	(2,050,572)	(1,848,185)
Separate Account Institutional Shares	(3,640,075)	(2,950,292)
Investor Shares	(995,493)	(737,892)
Class R6 Shares	(564,162)	(539,757)
Class P Shares	(262,453)	(183,718)

Total distributions to shareholders	(8,042,777)	(6,882,393)

From share transactions:

Proceeds from sales of shares	41,088,749	62,686,063
Reinvestment of distributions	7,408,891	6,378,164
Cost of shares redeemed	(83,720,968)	(82,115,700)

Net decrease in net assets resulting from share transactions	(35,223,328)	(13,051,473)

TOTAL DECREASE	(41,669,348)	(33,405,432)

Net assets:

Beginning of year	233,093,474	266,498,906

End of year	$191,424,126	$233,093,474

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.25	$9.37	$9.56	$9.22	$9.45

Net investment income(a)	0.31	0.15	0.04	0.10	0.20

Net realized and unrealized gain (loss)	0.21	(0.05)	(0.18)	0.34	(0.24)

Total from investment operations	0.52	0.10	(0.14)	0.44	(0.04)

Distributions to shareholders from net investment income	(0.31)	(0.16)	(0.05)	(0.10)	(0.19)

Distributions to shareholders from net realized gains	—	(0.05)	—	—	—

Distributions to shareholders from return of capital	— (b)	(0.01)	—	—	—

Total distributions	(0.31)	(0.22)	(0.05)	(0.10)	(0.19)

Net asset value, end of year	$9.46	$9.25	$9.37	$9.56	$9.22

Total return(c)	5.65%	1.14%	(1.48)%	4.82%	(0.41)%

Net assets, end of year (in 000s)	$11,649	$13,575	$25,272	$15,098	$10,456

Ratio of net expenses to average net assets	0.58%	0.58%	0.57%	0.58%	0.59%

Ratio of total expenses to average net assets	0.63%	0.60%	0.58%	0.61%	0.63%

Ratio of net investment income to average net assets	3.29%	1.67%	0.46%	1.04%	2.08%

Portfolio turnover rate(d)	23%	25%	17%	58%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund

	Administration Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.26	$9.38	$9.57	$9.23	$9.46

Net investment income(a)	0.31	0.16	0.04	0.09	0.19

Net realized and unrealized gain (loss)	0.20	(0.06)	(0.18)	0.35	(0.23)

Total from investment operations	0.51	0.10	(0.14)	0.44	(0.04)

Distributions to shareholders from net investment income	(0.30)	(0.16)	(0.05)	(0.10)	(0.19)

Distributions to shareholders from net realized gains	—	(0.05)	—	—	—

Distributions to shareholders from return of capital	— (b)	(0.01)	—	—	—

Total distributions	(0.30)	(0.22)	(0.05)	(0.10)	(0.19)

Net asset value, end of year	$9.47	$9.26	$9.38	$9.57	$9.23

Total return(c)	5.62%	1.12%	(1.50)%	4.79%	(0.42)%

Net assets, end of year (in 000s)	$5,403	$4,992	$4,934	$16,333	$4,254

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.59%	0.60%

Ratio of total expenses to average net assets	0.65%	0.63%	0.60%	0.63%	0.64%

Ratio of net investment income to average net assets	3.28%	1.74%	0.39%	0.97%	2.02%

Portfolio turnover rate(d)	23%	25%	17%	58%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.24	$9.36	$9.55	$9.21	$9.43

Net investment income(a)	0.33	0.17	0.06	0.12	0.22

Net realized and unrealized gain (loss)	0.20	(0.05)	(0.16)	0.35	(0.22)

Total from investment operations	0.53	0.12	(0.10)	0.47	—

Distributions to shareholders from net investment income	(0.33)	(0.18)	(0.09)	(0.13)	(0.22)

Distributions to shareholders from net realized gains	—	(0.05)	—	—	—

Distributions to shareholders from return of capital	— (b)	(0.01)	—	—	—

Total distributions	(0.33)	(0.24)	(0.09)	(0.13)	(0.22)

Net asset value, end of year	$9.44	$9.24	$9.36	$9.55	$9.21

Total return(c)	5.78%	1.37%	(1.26)%	5.18%	(0.17)%

Net assets, end of year (in 000s)	$175,291	$242,734	$408,324	$299,844	$180,477

Ratio of net expenses to average net assets	0.35%	0.35%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets	0.40%	0.37%	0.35%	0.38%	0.39%

Ratio of net investment income to average net assets	3.50%	1.83%	0.68%	1.25%	2.30%

Portfolio turnover rate(d)	23%	25%	17%	58%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund

	Service Shares

	Year Ended March 31,		Period Ended March 31, 2022(a)
	2024	2023

Per Share Data

Net asset value, beginning of year	$9.24	$9.35	$9.49

Net investment income(b)	0.28	0.18	0.01

Net realized and unrealized gain (loss)	0.21	(0.09)	(0.15)

Total from investment operations	0.49	0.09	(0.14)

Distributions to shareholders from net investment income	(0.28)	(0.15)	—	(c)

Distributions to shareholders from net realized gains	—	(0.05)	—

Distributions to shareholders from return of capital	— (d)	— (d)	—

Total distributions	(0.28)	(0.20)	—	(c)

Net asset value, end of year	$9.45	$9.24	$9.35

Total return(e)	5.37%	0.87%	(1.23)%

Net assets, end of year (in 000s)	$284	$275	$28

Ratio of net expenses to average net assets	0.85%	0.85%	0.85	%(f)

Ratio of total expenses to average net assets	0.90%	0.89%	0.85	%(f)

Ratio of net investment income to average net assets	3.03%	1.98%	0.22	%(f)

Portfolio turnover rate(g)	23%	25%	17%

(a)	Commenced operations on December 10, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Amount is less than ($0.005) per share.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.23	$9.35	$9.54	$9.19	$9.42

Net investment income(a)	0.31	0.17	0.06	0.11	0.21

Net realized and unrealized gain (loss)	0.22	(0.05)	(0.17)	0.36	(0.23)

Total from investment operations	0.53	0.12	(0.11)	0.47	(0.02)

Distributions to shareholders from net investment income	(0.32)	(0.18)	(0.08)	(0.12)	(0.21)

Distributions to shareholders from net realized gains	—	(0.05)	—	—	—

Distributions to shareholders from return of capital	— (b)	(0.01)	—	—	—

Total distributions	(0.32)	(0.24)	(0.08)	(0.12)	(0.21)

Net asset value, end of year	$9.44	$9.23	$9.35	$9.54	$9.19

Total return(c)	5.81%	1.29%	(1.34)%	5.10%	(0.27)%

Net assets, end of year (in 000s)	$3,499	$8,894	$11,980	$9,184	$6,875

Ratio of net expenses to average net assets	0.43%	0.43%	0.42%	0.42%	0.44%

Ratio of total expenses to average net assets	0.48%	0.46%	0.43%	0.46%	0.48%

Ratio of net investment income to average net assets	3.38%	1.86%	0.60%	1.20%	2.21%

Portfolio turnover rate(d)	23%	25%	17%	58%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.24	$9.36	$9.55	$9.21	$9.43

Net investment income(a)	0.33	0.17	0.06	0.13	0.22

Net realized and unrealized gain (loss)	0.21	(0.04)	(0.17)	0.34	(0.22)

Total from investment operations	0.54	0.13	(0.11)	0.47	—

Distributions to shareholders from net investment income	(0.33)	(0.19)	(0.08)	(0.13)	(0.22)

Distributions to shareholders from net realized gains	—	(0.05)	—	—	—

Distributions to shareholders from return of capital	— (b)	(0.01)	—	—	—

Total distributions	(0.33)	(0.25)	(0.08)	(0.13)	(0.22)

Net asset value, end of year	$9.45	$9.24	$9.36	$9.55	$9.21

Total return(c)	5.90%	1.38%	(1.25)%	5.19%	(0.16)%

Net assets, end of year (in 000s)	$2,912	$6,539	$14,426	$36,558	$45,134

Ratio of net expenses to average net assets	0.34%	0.34%	0.33%	0.33%	0.34%

Ratio of total expenses to average net assets	0.39%	0.36%	0.34%	0.37%	0.38%

Ratio of net investment income to average net assets	3.49%	1.87%	0.66%	1.34%	2.30%

Portfolio turnover rate(d)	23%	25%	17%	58%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.24	$9.36	$9.55	$9.21	$9.43

Net investment income(a)	0.33	0.18	0.07	0.12	0.22

Net realized and unrealized gain (loss)	0.20	(0.05)	(0.18)	0.35	(0.22)

Total from investment operations	0.53	0.13	(0.11)	0.47	—

Distributions to shareholders from net investment income	(0.33)	(0.19)	(0.08)	(0.13)	(0.22)

Distributions to shareholders from net realized gains	—	(0.05)	—	—	—

Distributions to shareholders from return of capital	— (b)	(0.01)	—	—	—

Total distributions	(0.33)	(0.25)	(0.08)	(0.13)	(0.22)

Net asset value, end of year	$9.44	$9.24	$9.36	$9.55	$9.21

Total return(c)	5.79%	1.38%	(1.25)%	5.19%	(0.16)%

Net assets, end of year (in 000s)	$325,427	$337,021	$593,178	$294,205	$152,713

Ratio of net expenses to average net assets	0.34%	0.34%	0.33%	0.33%	0.34%

Ratio of total expenses to average net assets	0.38%	0.37%	0.34%	0.37%	0.38%

Ratio of net investment income to average net assets	3.54%	1.97%	0.71%	1.23%	2.31%

Portfolio turnover rate(d)	23%	25%	17%	58%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$13.11	$14.09	$15.14	$15.57	$14.58

Net investment income(a)	0.32	0.20	0.05	0.07	0.23

Net realized and unrealized gain (loss)	(0.25)	(0.96)	(0.77)	(0.35)	1.06

Total from investment operations	0.07	(0.76)	(0.72)	(0.28)	1.29

Distributions to shareholders from net investment income	(0.31)	(0.22)	(0.12)	(0.15)	(0.30)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—

Total distributions	(0.31)	(0.22)	(0.33)	(0.15)	(0.30)

Net asset value, end of year	$12.87	$13.11	$14.09	$15.14	$15.57

Total return(b)	0.56%	(5.38)%	(4.82)%	(1.73)%	8.83%

Net assets, end of year (in 000s)	$39,366	$45,870	$56,679	$74,473	$75,282

Ratio of net expenses to average net assets	0.82%	0.82%	0.83%	0.83%	0.89%

Ratio of total expenses to average net assets	1.25%	1.12%	1.09%	1.07%	1.09%

Ratio of net investment income to average net assets	2.46%	1.53%	0.35%	0.43%	1.54%

Portfolio turnover rate(c)	602%	709%	578%	820%	943%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$13.11	$14.09	$15.14	$15.57	$14.58

Net investment income (loss)(a)	0.22	0.10	(0.06)	(0.05)	0.11

Net realized and unrealized gain (loss)	(0.25)	(0.96)	(0.77)	(0.34)	1.07

Total from investment operations	(0.03)	(0.86)	(0.83)	(0.39)	1.18

Distributions to shareholders from net investment income	(0.21)	(0.12)	(0.01)	(0.04)	(0.19)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—

Total distributions	(0.21)	(0.12)	(0.22)	(0.04)	(0.19)

Net asset value, end of year	$12.87	$13.11	$14.09	$15.14	$15.57

Total return(b)	(0.18)%	(6.09)%	(5.52)%	(2.53)%	8.10%

Net assets, end of year (in 000s)	$731	$840	$1,532	$2,420	$4,974

Ratio of net expenses to average net assets	1.57%	1.57%	1.58%	1.58%	1.64%

Ratio of total expenses to average net assets	2.00%	1.87%	1.84%	1.81%	1.84%

Ratio of net investment income (loss) to average net assets	1.71%	0.73%	(0.41)%	(0.31)%	0.77%

Portfolio turnover rate(c)	602%	709%	578%	820%	943%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$13.09	$14.07	$15.12	$15.54	$14.55

Net investment income(a)	0.35	0.23	0.10	0.12	0.27

Net realized and unrealized gain (loss)	(0.24)	(0.95)	(0.77)	(0.34)	1.06

Total from investment operations	0.11	(0.72)	(0.67)	(0.22)	1.33

Distributions to shareholders from net investment income	(0.35)	(0.26)	(0.17)	(0.20)	(0.34)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—

Total distributions	(0.35)	(0.26)	(0.38)	(0.20)	(0.34)

Net asset value, end of year	$12.85	$13.09	$14.07	$15.12	$15.54

Total return(b)	0.87%	(5.10)%	(4.47)%	(1.50)%	9.26%

Net assets, end of year (in 000s)	$33,354	$47,454	$110,854	$148,150	$178,878

Ratio of net expenses to average net assets	0.51%	0.51%	0.52%	0.52%	0.57%

Ratio of total expenses to average net assets	0.92%	0.78%	0.76%	0.73%	0.75%

Ratio of net investment income to average net assets	2.77%	1.71%	0.65%	0.74%	1.83%

Portfolio turnover rate(c)	602%	709%	578%	820%	943%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Service Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$13.08	$14.05	$15.10	$15.52	$14.54

Net investment income(a)	0.29	0.18	0.02	0.04	0.20

Net realized and unrealized gain (loss)	(0.25)	(0.96)	(0.77)	(0.34)	1.05

Total from investment operations	0.04	(0.78)	(0.75)	(0.30)	1.25

Distributions to shareholders from net investment income	(0.28)	(0.19)	(0.09)	(0.12)	(0.27)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—

Total distributions	(0.28)	(0.19)	(0.30)	(0.12)	(0.27)

Net asset value, end of year	$12.84	$13.08	$14.05	$15.10	$15.52

Total return(b)	0.37%	(5.51)%	(5.02)%	(1.93)%	8.66%

Net assets, end of year (in 000s)	$18,858	$21,311	$27,085	$32,692	$39,122

Ratio of net expenses to average net assets	1.01%	1.01%	1.02%	1.02%	1.07%

Ratio of total expenses to average net assets	1.42%	1.29%	1.26%	1.23%	1.25%

Ratio of net investment income to average net assets	2.27%	1.34%	0.16%	0.25%	1.33%

Portfolio turnover rate(c)	602%	709%	578%	820%	943%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$13.11	$14.09	$15.13	$15.56	$14.57

Net investment income(a)	0.33	0.24	0.10	0.11	0.25

Net realized and unrealized gain (loss)	(0.23)	(0.97)	(0.77)	(0.35)	1.07

Total from investment operations	0.10	(0.73)	(0.67)	(0.24)	1.32

Distributions to shareholders from net investment income	(0.34)	(0.25)	(0.16)	(0.19)	(0.33)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—

Total distributions	(0.34)	(0.25)	(0.37)	(0.19)	(0.33)

Net asset value, end of year	$12.87	$13.11	$14.09	$15.13	$15.56

Total return(b)	0.81%	(5.14)%	(4.52)%	(1.55)%	9.18%

Net assets, end of year (in 000s)	$2,095	$77,074	$72,599	$6,459	$8,383

Ratio of net expenses to average net assets	0.56%	0.57%	0.58%	0.58%	0.62%

Ratio of total expenses to average net assets	0.91%	0.87%	0.85%	0.81%	0.83%

Ratio of net investment income to average net assets	2.56%	1.82%	0.67%	0.71%	1.68%

Portfolio turnover rate(c)	602%	709%	578%	820%	943%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$13.09	$14.07	$15.11	$15.54	$14.55

Net investment income(a)	0.36	0.24	0.10	0.12	0.27

Net realized and unrealized gain (loss)	(0.25)	(0.96)	(0.76)	(0.35)	1.07

Total from investment operations	0.11	(0.72)	(0.66)	(0.23)	1.34

Distributions to shareholders from net investment income	(0.35)	(0.26)	(0.17)	(0.20)	(0.35)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—

Total distributions	(0.35)	(0.26)	(0.38)	(0.20)	(0.35)

Net asset value, end of year	$12.85	$13.09	$14.07	$15.11	$15.54

Total return(b)	0.88%	(5.09)%	(4.46)%	(1.49)%	9.27%

Net assets, end of year (in 000s)	$8,112	$7,199	$8,722	$10,019	$9,187

Ratio of net expenses to average net assets	0.50%	0.50%	0.51%	0.51%	0.56%

Ratio of total expenses to average net assets	0.92%	0.78%	0.75%	0.72%	0.74%

Ratio of net investment income to average net assets	2.79%	1.85%	0.67%	0.75%	1.84%

Portfolio turnover rate(c)	602%	709%	578%	820%	943%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Class R Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$13.10	$14.08	$15.12	$15.55	$14.56

Net investment income(a)	0.28	0.17	0.01	0.03	0.19

Net realized and unrealized gain (loss)	(0.24)	(0.96)	(0.75)	(0.35)	1.06

Total from investment operations	0.04	(0.79)	(0.74)	(0.32)	1.25

Distributions to shareholders from net investment income	(0.28)	(0.19)	(0.09)	(0.11)	(0.26)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—

Total distributions	(0.28)	(0.19)	(0.30)	(0.11)	(0.26)

Net asset value, end of year	$12.86	$13.10	$14.08	$15.12	$15.55

Total return(b)	0.31%	(5.62)%	(5.00)%	(2.05)%	8.64%

Net assets, end of year (in 000s)	$9,954	$9,963	$10,753	$14,021	$18,424

Ratio of net expenses to average net assets	1.07%	1.07%	1.08%	1.08%	1.14%

Ratio of total expenses to average net assets	1.51%	1.37%	1.34%	1.32%	1.34%

Ratio of net investment income to average net assets	2.22%	1.29%	0.10%	0.19%	1.27%

Portfolio turnover rate(c)	602%	709%	578%	820%	943%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$13.09	$14.07	$15.11	$15.54	$14.55

Net investment income(a)	0.36	0.25	0.10	0.12	0.27

Net realized and unrealized gain (loss)	(0.25)	(0.97)	(0.76)	(0.35)	1.07

Total from investment operations	0.11	(0.72)	(0.66)	(0.23)	1.34

Distributions to shareholders from net investment income	(0.35)	(0.26)	(0.17)	(0.20)	(0.35)

Distributions to shareholders from net realized gains	—	—	(0.21)	—	—

Total distributions	(0.35)	(0.26)	(0.38)	(0.20)	(0.35)

Net asset value, end of year	$12.85	$13.09	$14.07	$15.11	$15.54

Total return(b)	0.88%	(5.09)%	(4.46)%	(1.42)%	9.20%

Net assets, end of year (in 000s)	$12,960	$8,092	$9,106	$13,725	$14,227

Ratio of net expenses to average net assets	0.49%	0.50%	0.52%	0.51%	0.56%

Ratio of total expenses to average net assets	0.92%	0.78%	0.75%	0.72%	0.74%

Ratio of net investment income to average net assets	2.79%	1.86%	0.66%	0.75%	1.83%

Portfolio turnover rate(c)	602%	709%	578%	820%	943%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.82	$11.16	$11.35	$10.72	$10.37

Net investment income(a)	0.35	0.54	0.57	0.10	0.26

Net realized and unrealized gain (loss)	(0.37)	(1.27)	(0.14)	0.62	0.35

Total from investment operations	(0.02)	(0.73)	0.43	0.72	0.61

Distributions to shareholders from net investment income	(0.40)	(0.58)	(0.52)	(0.09)	(0.26)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.42)	(0.61)	(0.62)	(0.09)	(0.26)

Net asset value, end of year	$9.38	$9.82	$11.16	$11.35	$10.72

Total return(b)	(0.17)%	(6.36)%	3.65%	6.72%	5.90%

Net assets, end of year (in 000s)	$33,182	$43,635	$61,867	$69,090	$52,041

Ratio of net expenses to average net assets	0.68%	0.67%	0.67%	0.67%	0.69%

Ratio of total expenses to average net assets	0.79%	0.74%	0.71%	0.75%	0.76%

Ratio of net investment income to average net assets	3.64%	5.32%	4.89%	0.86%	2.41%

Portfolio turnover rate(c)	165%	38%	62%	51%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.57	$10.89	$11.12	$10.54	$10.19

Net investment income(a)	0.27	0.45	0.45	— (b)	0.20

Net realized and unrealized gain (loss)	(0.36)	(1.23)	(0.12)	0.63	0.32

Total from investment operations	(0.09)	(0.78)	0.33	0.63	0.52

Distributions to shareholders from net investment income	(0.31)	(0.51)	(0.46)	(0.05)	(0.17)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.33)	(0.54)	(0.56)	(0.05)	(0.17)

Net asset value, end of year	$9.15	$9.57	$10.89	$11.12	$10.54

Total return(c)	(0.86)%	(7.12)%	2.91%	6.01%	5.13%

Net assets, end of year (in 000s)	$1,584	$3,498	$4,327	$2,374	$2,160

Ratio of net expenses to average net assets	1.43%	1.42%	1.42%	1.42%	1.44%

Ratio of total expenses to average net assets	1.54%	1.49%	1.46%	1.50%	1.51%

Ratio of net investment income to average net assets	2.94%	4.58%	4.00%	0.03%	1.96%

Portfolio turnover rate(d)	165%	38%	62%	51%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.97	$11.31	$11.50	$10.86	$10.50

Net investment income(a)	0.39	0.62	0.61	0.14	0.30

Net realized and unrealized gain (loss)	(0.38)	(1.32)	(0.14)	0.63	0.35

Total from investment operations	0.01	(0.70)	0.47	0.77	0.65

Distributions to shareholders from net investment income	(0.43)	(0.61)	(0.56)	(0.13)	(0.29)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.45)	(0.64)	(0.66)	(0.13)	(0.29)

Net asset value, end of year	$9.53	$9.97	$11.31	$11.50	$10.86

Total return(b)	0.16%	(6.05)%	4.04%	7.06%	6.27%

Net assets, end of year (in 000s)	$45,678	$86,504	$170,776	$194,076	$168,248

Ratio of net expenses to average net assets	0.35%	0.34%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets	0.46%	0.41%	0.38%	0.41%	0.42%

Ratio of net investment income to average net assets	4.01%	6.06%	5.16%	1.18%	2.78%

Portfolio turnover rate(c)	165%	38%	62%	51%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.89	$11.24	$11.43	$10.79	$10.43

Net investment income(a)	0.38	0.61	0.60	0.14	0.27

Net realized and unrealized gain (loss)	(0.37)	(1.33)	(0.14)	0.62	0.37

Total from investment operations	0.01	(0.72)	0.46	0.76	0.64

Distributions to shareholders from net investment income	(0.42)	(0.60)	(0.55)	(0.12)	(0.28)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.44)	(0.63)	(0.65)	(0.12)	(0.28)

Net asset value, end of year	$9.46	$9.89	$11.24	$11.43	$10.79

Total return(b)	0.17%	(6.17)%	3.90%	7.03%	6.13%

Net assets, end of year (in 000s)	$17,699	$43,039	$77,500	$74,650	$26,970

Ratio of net expenses to average net assets	0.43%	0.42%	0.42%	0.42%	0.44%

Ratio of total expenses to average net assets	0.54%	0.49%	0.46%	0.49%	0.51%

Ratio of net investment income to average net assets	4.00%	5.98%	5.16%	1.21%	2.52%

Portfolio turnover rate(c)	165%	38%	62%	51%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.96	$11.30	$11.50	$10.85	$10.49

Net investment income(a)	0.37	0.56	0.60	0.15	0.29

Net realized and unrealized gain (loss)	(0.36)	(1.26)	(0.14)	0.63	0.36

Total from investment operations	0.01	(0.70)	0.46	0.78	0.65

Distributions to shareholders from net investment income	(0.43)	(0.61)	(0.56)	(0.13)	(0.29)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.45)	(0.64)	(0.66)	(0.13)	(0.29)

Net asset value, end of year	$9.52	$9.96	$11.30	$11.50	$10.85

Total return(b)	0.17%	(6.02)%	3.96%	7.17%	6.29%

Net assets, end of year (in 000s)	$115,887	$147,866	$150,116	$107,354	$50,987

Ratio of net expenses to average net assets	0.34%	0.33%	0.33%	0.33%	0.34%

Ratio of total expenses to average net assets	0.45%	0.40%	0.37%	0.40%	0.41%

Ratio of net investment income to average net assets	3.88%	5.50%	5.14%	1.27%	2.72%

Portfolio turnover rate(c)	165%	38%	62%	51%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Class R Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.76	$11.09	$11.29	$10.67	$10.32

Net investment income(a)	0.31	0.49	0.53	0.06	0.22

Net realized and unrealized gain (loss)	(0.36)	(1.24)	(0.13)	0.63	0.37

Total from investment operations	(0.05)	(0.75)	0.40	0.69	0.59

Distributions to shareholders from net investment income	(0.37)	(0.55)	(0.50)	(0.07)	(0.24)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.39)	(0.58)	(0.60)	(0.07)	(0.24)

Net asset value, end of year	$9.32	$9.76	$11.09	$11.29	$10.67

Total return(b)	(0.41)%	(6.63)%	3.45%	6.43%	5.71%

Net assets, end of year (in 000s)	$15,553	$16,584	$18,525	$17,052	$17,663

Ratio of net expenses to average net assets	0.93%	0.92%	0.92%	0.92%	0.94%

Ratio of total expenses to average net assets	1.04%	0.99%	0.96%	1.00%	1.01%

Ratio of net investment income to average net assets	3.29%	4.88%	4.63%	0.54%	2.08%

Portfolio turnover rate(c)	165%	38%	62%	51%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.96	$11.31	$11.50	$10.86	$10.49

Net investment income(a)	0.39	0.58	0.60	0.16	0.32

Net realized and unrealized gain (loss)	(0.37)	(1.29)	(0.13)	0.61	0.34

Total from investment operations	0.02	(0.71)	0.47	0.77	0.66

Distributions to shareholders from net investment income	(0.43)	(0.61)	(0.56)	(0.13)	(0.29)

Distributions to shareholders from net realized gains	—	(0.03)	(0.10)	—	—

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.45)	(0.64)	(0.66)	(0.13)	(0.29)

Net asset value, end of year	$9.53	$9.96	$11.31	$11.50	$10.86

Total return(b)	0.27%	(6.11)%	4.05%	7.07%	6.38%

Net assets, end of year (in 000s)	$16,584	$26,552	$35,167	$49,767	$30,975

Ratio of net expenses to average net assets	0.34%	0.33%	0.33%	0.33%	0.34%

Ratio of total expenses to average net assets	0.45%	0.40%	0.37%	0.40%	0.40%

Ratio of net investment income to average net assets	4.01%	5.69%	5.15%	1.36%	3.01%

Portfolio turnover rate(c)	165%	38%	62%	51%	62%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.44	$9.72	$10.15	$9.68	$9.80

Net investment income(a)	0.28	0.20	0.06	0.12	0.21

Net realized and unrealized gain (loss)	0.14	(0.26)	(0.38)	0.53	(0.08)

Total from investment operations	0.42	(0.06)	(0.32)	0.65	0.13

Distributions to shareholders from net investment income	(0.29)	(0.13)	(0.07)	(0.17)	(0.21)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	—

Distributions to shareholders from return of capital	—	(0.09)	(0.03)	(0.01)	(0.04)

Total distributions	(0.29)	(0.22)	(0.11)	(0.18)	(0.25)

Net asset value, end of year	$9.57	$9.44	$9.72	$10.15	$9.68

Total return(c)	4.55%	(0.63)%	(3.24)%	6.64%	1.41%

Net assets, end of year (in 000s)	$47,737	$48,018	$64,658	$82,370	$14,107

Ratio of net expenses to average net assets	0.75%	0.74%	0.73%	0.75%	0.79%

Ratio of total expenses to average net assets	0.81%	0.80%	0.78%	0.80%	0.86%

Ratio of net investment income to average net assets	3.01%	2.10%	0.59%	1.21%	2.13%

Portfolio turnover rate(d)	286%	181%	240%	253%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.44	$9.72	$10.15	$9.68	$9.81

Net investment income(a)	0.25	0.16	0.02	0.09	0.18

Net realized and unrealized gain (loss)	0.14	(0.26)	(0.38)	0.52	(0.10)

Total from investment operations	0.39	(0.10)	(0.36)	0.61	0.08

Distributions to shareholders from net investment income	(0.26)	(0.10)	(0.04)	(0.13)	(0.18)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	—

Distributions to shareholders from return of capital	—	(0.08)	(0.02)	(0.01)	(0.03)

Total distributions	(0.26)	(0.18)	(0.07)	(0.14)	(0.21)

Net asset value, end of year	$9.57	$9.44	$9.72	$10.15	$9.68

Total return(c)	4.03%	(1.02)%	(3.63)%	6.22%	0.91%

Net assets, end of year (in 000s)	$1,922	$2,810	$2,895	$2,556	$1,283

Ratio of net expenses to average net assets	1.15%	1.14%	1.12%	1.15%	1.19%

Ratio of total expenses to average net assets	1.56%	1.55%	1.53%	1.55%	1.61%

Ratio of net investment income to average net assets	2.60%	1.72%	0.21%	0.88%	1.81%

Portfolio turnover rate(d)	286%	181%	240%	253%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.46	$9.74	$10.17	$9.70	$9.82

Net investment income(a)	0.31	0.23	0.09	0.16	0.26

Net realized and unrealized gain (loss)	0.14	(0.26)	(0.38)	0.53	(0.09)

Total from investment operations	0.45	(0.03)	(0.29)	0.69	0.17

Distributions to shareholders from net investment income	(0.32)	(0.15)	(0.09)	(0.21)	(0.25)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	—

Distributions to shareholders from return of capital	—	(0.10)	(0.04)	(0.01)	(0.04)

Total distributions	(0.32)	(0.25)	(0.14)	(0.22)	(0.29)

Net asset value, end of year	$9.59	$9.46	$9.74	$10.17	$9.70

Total return(c)	4.76%	(0.31)%	(2.92)%	6.99%	1.76%

Net assets, end of year (in 000s)	$131,635	$150,768	$172,910	$276,641	$48,689

Ratio of net expenses to average net assets	0.44%	0.43%	0.41%	0.42%	0.45%

Ratio of total expenses to average net assets	0.48%	0.47%	0.45%	0.47%	0.52%

Ratio of net investment income to average net assets	3.32%	2.46%	0.89%	1.58%	2.57%

Portfolio turnover rate(d)	286%	181%	240%	253%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.46	$9.74	$10.16	$9.70	$9.82

Net investment income(a)	0.31	0.24	0.09	0.15	0.24

Net realized and unrealized gain (loss)	0.13	(0.28)	(0.37)	0.52	(0.08)

Total from investment operations	0.44	(0.04)	(0.28)	0.67	0.16

Distributions to shareholders from net investment income	(0.32)	(0.14)	(0.09)	(0.20)	(0.24)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	—

Distributions to shareholders from return of capital	—	(0.10)	(0.04)	(0.01)	(0.04)

Total distributions	(0.32)	(0.24)	(0.14)	(0.21)	(0.28)

Net asset value, end of year	$9.58	$9.46	$9.74	$10.16	$9.70

Total return(c)	4.70%	(0.37)%	(2.89)%	6.90%	1.56%

Net assets, end of year (in 000s)	$40,149	$64,060	$23,825	$25,579	$4,337

Ratio of net expenses to average net assets	0.50%	0.49%	0.47%	0.50%	0.54%

Ratio of total expenses to average net assets	0.56%	0.55%	0.53%	0.55%	0.61%

Ratio of net investment income to average net assets	3.25%	2.50%	0.85%	1.46%	2.43%

Portfolio turnover rate(d)	286%	181%	240%	253%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.45	$9.73	$10.16	$9.69	$9.82

Net investment income(a)	0.30	0.23	0.11	0.16	0.26

Net realized and unrealized gain (loss)	0.15	(0.26)	(0.40)	0.53	(0.10)

Total from investment operations	0.45	(0.03)	(0.29)	0.69	0.16

Distributions to shareholders from net investment income	(0.32)	(0.15)	(0.09)	(0.21)	(0.25)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	—

Distributions to shareholders from return of capital	—	(0.10)	(0.04)	(0.01)	(0.04)

Total distributions	(0.32)	(0.25)	(0.14)	(0.22)	(0.29)

Net asset value, end of year	$9.58	$9.45	$9.73	$10.16	$9.69

Total return(c)	4.88%	(0.31)%	(2.92)%	7.00%	1.66%

Net assets, end of year (in 000s)	$6,065	$81,479	$56,824	$7,944	$1,085

Ratio of net expenses to average net assets	0.43%	0.42%	0.40%	0.41%	0.44%

Ratio of total expenses to average net assets	0.47%	0.46%	0.44%	0.46%	0.51%

Ratio of net investment income to average net assets	3.24%	2.47%	1.07%	1.57%	2.56%

Portfolio turnover rate(d)	286%	181%	240%	253%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Class R Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.46	$9.74	$10.16	$9.70	$9.82

Net investment income(a)	0.26	0.17	0.04	0.11	0.19

Net realized and unrealized gain (loss)	0.14	(0.26)	(0.38)	0.51	(0.08)

Total from investment operations	0.40	(0.09)	(0.34)	0.62	0.11

Distributions to shareholders from net investment income	(0.27)	(0.11)	(0.05)	(0.15)	(0.20)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	—

Distributions to shareholders from return of capital	—	(0.08)	(0.02)	(0.01)	(0.03)

Total distributions	(0.27)	(0.19)	(0.08)	(0.16)	(0.23)

Net asset value, end of year	$9.59	$9.46	$9.74	$10.16	$9.70

Total return(c)	4.30%	(0.87)%	(3.38)%	6.37%	1.06%

Net assets, end of year (in 000s)	$25	$30	$161	$184	$138

Ratio of net expenses to average net assets	1.00%	0.99%	0.97%	0.99%	1.04%

Ratio of total expenses to average net assets	1.05%	1.05%	1.03%	1.05%	1.11%

Ratio of net investment income to average net assets	2.77%	1.82%	0.38%	1.03%	1.94%

Portfolio turnover rate(d)	286%	181%	240%	253%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SHORT DURATION BOND FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Bond Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.45	$9.74	$10.16	$9.70	$9.82

Net investment income(a)	0.32	0.22	0.09	0.16	0.25

Net realized and unrealized gain (loss)	0.13	(0.26)	(0.37)	0.52	(0.08)

Total from investment operations	0.45	(0.04)	(0.28)	0.68	0.17

Distributions to shareholders from net investment income	(0.32)	(0.15)	(0.09)	(0.21)	(0.25)

Distributions to shareholders from net realized gains	—	—	(0.01)	— (b)	—

Distributions to shareholders from return of capital	—	(0.10)	(0.04)	(0.01)	(0.04)

Total distributions	(0.32)	(0.25)	(0.14)	(0.22)	(0.29)

Net asset value, end of year	$9.58	$9.45	$9.74	$10.16	$9.70

Total return(c)	4.77%	(0.30)%	(2.82)%	7.00%	1.66%

Net assets, end of year (in 000s)	$1,007,371	$1,104,122	$2,148,459	$2,080,421	$743,258

Ratio of net expenses to average net assets	0.43%	0.42%	0.40%	0.41%	0.44%

Ratio of total expenses to average net assets	0.47%	0.46%	0.44%	0.46%	0.51%

Ratio of net investment income to average net assets	3.33%	2.37%	0.94%	1.61%	2.53%

Portfolio turnover rate(d)	286%	181%	240%	253%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.26	$9.52	$10.00	$9.97	$9.77

Net investment income (loss)(a)	0.25	0.14	(0.04)	0.01	0.13

Net realized and unrealized gain (loss)	(0.05)	(0.25)	(0.41)	0.11	0.27

Total from investment operations	0.20	(0.11)	(0.45)	0.12	0.40

Distributions to shareholders from net investment income	(0.26)	(0.15)	(0.03)	(0.09)	(0.20)

Net asset value, end of year	$9.20	$9.26	$9.52	$10.00	$9.97

Total return(b)	2.26%	(1.22)%	(4.39)%	1.17%	4.16%

Net assets, end of year (in 000s)	$51,300	$60,857	$70,980	$105,604	$90,469

Ratio of net expenses to average net assets	0.81%	0.81%	0.81%	0.79%	0.82%

Ratio of total expenses to average net assets	0.92%	0.90%	0.88%	0.87%	0.90%

Ratio of net investment income (loss) to average net assets	2.74%	1.48%	(0.39)%	0.13%	1.34%

Portfolio turnover rate(c)	782%	655%	466%	566%	479%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.18	$9.45	$9.93	$9.90	$9.70

Net investment income (loss)(a)	0.21	0.10	(0.08)	(0.02)	0.09

Net realized and unrealized gain (loss)	(0.04)	(0.26)	(0.39)	0.10	0.27

Total from investment operations	0.17	(0.16)	(0.47)	0.08	0.36

Distributions to shareholders from net investment income	(0.22)	(0.11)	(0.01)	(0.05)	(0.16)

Net asset value, end of year	$9.13	$9.18	$9.45	$9.93	$9.90

Total return(b)	1.85%	(1.64)%	(4.77)%	0.77%	3.76%

Net assets, end of year (in 000s)	$3,783	$6,088	$8,916	$13,685	$12,958

Ratio of net expenses to average net assets	1.21%	1.21%	1.21%	1.19%	1.22%

Ratio of total expenses to average net assets	1.67%	1.65%	1.63%	1.62%	1.65%

Ratio of net investment income (loss) to average net assets	2.33%	1.06%	(0.78)%	(0.25)%	0.95%

Portfolio turnover rate(c)	782%	655%	466%	566%	479%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.23	$9.49	$9.97	$9.93	$9.74

Net investment income (loss)(a)	0.28	0.17	(0.01)	0.04	0.17

Net realized and unrealized gain (loss)	(0.06)	(0.25)	(0.41)	0.12	0.26

Total from investment operations	0.22	(0.08)	(0.42)	0.16	0.43

Distributions to shareholders from net investment income	(0.28)	(0.18)	(0.06)	(0.12)	(0.24)

Net asset value, end of year	$9.17	$9.23	$9.49	$9.97	$9.93

Total return(b)	2.48%	(0.80)%	(4.09)%	1.51%	4.41%

Net assets, end of year (in 000s)	$215,245	$225,558	$305,174	$510,541	$348,655

Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.46%	0.48%

Ratio of total expenses to average net assets	0.59%	0.57%	0.55%	0.54%	0.56%

Ratio of net investment income (loss) to average net assets	3.07%	1.79%	(0.06)%	0.44%	1.69%

Portfolio turnover rate(c)	782%	655%	466%	566%	479%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Service Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.22	$9.48	$9.95	$9.92	$9.73

Net investment income (loss)(a)	0.23	0.13	(0.05)	— (b)	0.11

Net realized and unrealized gain (loss)	(0.05)	(0.25)	(0.40)	0.10	0.27

Total from investment operations	0.18	(0.12)	(0.45)	0.10	0.38

Distributions to shareholders from net investment income	(0.24)	(0.14)	(0.02)	(0.07)	(0.19)

Net asset value, end of year	$9.16	$9.22	$9.48	$9.95	$9.92

Total return(c)	2.08%	(1.40)%	(4.56)%	1.00%	4.00%

Net assets, end of year (in 000s)	$15,314	$18,289	$17,521	$20,016	$18,831

Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.96%	0.98%

Ratio of total expenses to average net assets	1.09%	1.07%	1.05%	1.04%	1.06%

Ratio of net investment income (loss) to average net assets	2.57%	1.36%	(0.53)%	(0.03)%	1.17%

Portfolio turnover rate(d)	782%	655%	466%	566%	479%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.27	$9.53	$10.01	$9.98	$9.78

Net investment income (loss)(a)	0.27	0.17	(0.01)	0.04	0.15

Net realized and unrealized gain (loss)	(0.05)	(0.25)	(0.41)	0.10	0.28

Total from investment operations	0.22	(0.08)	(0.42)	0.14	0.43

Distributions to shareholders from net investment income	(0.28)	(0.18)	(0.06)	(0.11)	(0.23)

Net asset value, end of year	$9.21	$9.27	$9.53	$10.01	$9.98

Total return(b)	2.51%	(0.97)%	(4.15)%	1.53%	4.31%

Net assets, end of year (in 000s)	$28,339	$35,606	$27,635	$38,958	$38,723

Ratio of net expenses to average net assets	0.56%	0.56%	0.56%	0.54%	0.57%

Ratio of total expenses to average net assets	0.67%	0.65%	0.63%	0.62%	0.65%

Ratio of net investment income (loss) to average net assets	2.98%	1.83%	(0.13)%	0.40%	1.57%

Portfolio turnover rate(c)	782%	655%	466%	566%	479%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.23	$9.49	$9.97	$9.94	$9.74

Net investment income(a)	0.28	0.17	— (b)	0.05	0.16

Net realized and unrealized gain (loss)	(0.05)	(0.25)	(0.41)	0.10	0.28

Total from investment operations	0.23	(0.08)	(0.41)	0.15	0.44

Distributions to shareholders from net investment income	(0.29)	(0.18)	(0.07)	(0.12)	(0.24)

Net asset value, end of year	$9.17	$9.23	$9.49	$9.97	$9.94

Total return(c)	2.60%	(0.89)%	(3.98)%	1.52%	4.42%

Net assets, end of year (in 000s)	$15,608	$13,995	$13,385	$16,029	$11,979

Ratio of net expenses to average net assets	0.47%	0.47%	0.47%	0.45%	0.47%

Ratio of total expenses to average net assets	0.58%	0.56%	0.54%	0.53%	0.55%

Ratio of net investment income (loss) to average net assets	3.09%	1.86%	(0.02)%	0.48%	1.65%

Portfolio turnover rate(d)	782%	655%	466%	566%	479%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.22	$9.49	$9.96	$9.93	$9.73

Net investment income(a)	0.28	0.17	— (b)	0.05	0.17

Net realized and unrealized gain (loss)	(0.04)	(0.26)	(0.40)	0.10	0.27

Total from investment operations	0.24	(0.09)	(0.40)	0.15	0.44

Distributions to shareholders from net investment income	(0.29)	(0.18)	(0.07)	(0.12)	(0.24)

Net asset value, end of year	$9.17	$9.22	$9.49	$9.96	$9.93

Total return(c)	2.60%	(0.89)%	(4.08)%	1.52%	4.53%

Net assets, end of year (in 000s)	$149,238	$178,078	$246,221	$337,747	$337,805

Ratio of net expenses to average net assets	0.47%	0.47%	0.47%	0.45%	0.48%

Ratio of total expenses to average net assets	0.58%	0.56%	0.54%	0.53%	0.55%

Ratio of net investment income (loss) to average net assets	3.08%	1.83%	(0.03)%	0.49%	1.72%

Portfolio turnover rate(d)	782%	655%	466%	566%	479%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022		2021	2020

Per Share Data

Net asset value, beginning of year	$10.02	$10.01	$10.07		$9.88	$10.03

Net investment income(a)	0.51	0.23	—	(b)	0.04	0.21

Net realized and unrealized gain (loss)	0.05	0.02	(0.05)		0.20	(0.14)

Total from investment operations	0.56	0.25	(0.05)		0.24	0.07

Distributions to shareholders from net investment income	(0.51)	(0.24)	(0.01)		(0.05)	(0.21)

Distributions to shareholders from net realized gains	—	—	—		—	(0.01)

Total distributions	(0.51)	(0.24)	(0.01)		(0.05)	(0.22)

Net asset value, end of year	$10.07	$10.02	$10.01		$10.07	$9.88

Total return(c)	5.68%	2.57%	(0.54)%		2.42%	0.66%

Net assets, end of year (in 000s)	$50,595	$33,870	$50,104		$122,562	$43,188

Ratio of net expenses to average net assets	0.47%	0.47%	0.44%		0.45%	0.46%

Ratio of total expenses to average net assets	0.56%	0.55%	0.54%		0.54%	0.56%

Ratio of net investment income to average net assets	5.06%	2.31%	—	%(d)	0.38%	2.14%

Portfolio turnover rate(e)	180%	86%	102%		79%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Amount is less than 0.005% per share.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$10.03	$10.01	$10.07	$9.88	$10.04

Net investment income(a)	0.53	0.24	0.02	0.06	0.23

Net realized and unrealized gain (loss)	0.05	0.05	(0.05)	0.20	(0.15)

Total from investment operations	0.58	0.29	(0.03)	0.26	0.08

Distributions to shareholders from net investment income	(0.53)	(0.27)	(0.03)	(0.07)	(0.24)

Distributions to shareholders from net realized gains	—	—	—	—	(0.00)(b)

Total distributions	(0.53)	(0.27)	(0.03)	(0.07)	(0.24)

Net asset value, end of year	$10.08	$10.03	$10.01	$10.07	$9.88

Total return(c)	5.92%	2.90%	(0.32)%	2.66%	0.80%

Net assets, end of year (in 000s)	$927,495	$950,889	$1,954,768	$2,598,107	$1,466,673

Ratio of net expenses to average net assets	0.24%	0.24%	0.22%	0.22%	0.22%

Ratio of total expenses to average net assets	0.33%	0.32%	0.31%	0.31%	0.32%

Ratio of net investment income to average net assets	5.27%	2.39%	0.22%	0.63%	2.28%

Portfolio turnover rate(d)	180%	86%	102%	79%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$10.02	$10.01	$10.07	$9.88	$10.04

Net investment income(a)	0.52	0.29	0.01	0.06	0.21

Net realized and unrealized gain (loss)	0.06	(0.02)	(0.05)	0.19	(0.14)

Total from investment operations	0.58	0.27	(0.04)	0.25	0.07

Distributions to shareholders from net investment income	(0.52)	(0.26)	(0.02)	(0.06)	(0.23)

Distributions to shareholders from net realized gains	—	—	—	—	(0.00)(b)

Total distributions	(0.52)	(0.26)	(0.02)	(0.06)	(0.23)

Net asset value, end of year	$10.08	$10.02	$10.01	$10.07	$9.88

Total return(c)	5.94%	2.72%	(0.40)%	2.57%	0.71%

Net assets, end of year (in 000s)	$247,017	$248,024	$112,830	$94,682	$90,680

Ratio of net expenses to average net assets	0.32%	0.32%	0.30%	0.30%	0.31%

Ratio of total expenses to average net assets	0.41%	0.40%	0.39%	0.39%	0.41%

Ratio of net investment income to average net assets	5.20%	2.89%	0.15%	0.60%	2.11%

Portfolio turnover rate(d)	180%	86%	102%	79%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$10.02	$10.01	$10.08	$9.89	$10.04

Net investment income(a)	0.53	0.22	0.02	0.07	0.24

Net realized and unrealized gain (loss)	0.06	0.06	(0.06)	0.19	(0.15)

Total from investment operations	0.59	0.28	(0.04)	0.26	0.09

Distributions to shareholders from net investment income	(0.53)	(0.27)	(0.03)	(0.07)	(0.24)

Distributions to shareholders from net realized gains	—	—	—	—	(0.00)(b)

Total distributions	(0.53)	(0.27)	(0.03)	(0.07)	(0.24)

Net asset value, end of year	$10.08	$10.02	$10.01	$10.08	$9.89

Total return(c)	6.03%	2.81%	(0.41)%	2.66%	0.91%

Net assets, end of year (in 000s)	$93,343	$72,414	$180,045	$313,236	$278,788

Ratio of net expenses to average net assets	0.23%	0.23%	0.21%	0.21%	0.21%

Ratio of total expenses to average net assets	0.32%	0.31%	0.30%	0.30%	0.31%

Ratio of net investment income to average net assets	5.29%	2.22%	0.24%	0.70%	2.37%

Portfolio turnover rate(d)	180%	86%	102%	79%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$10.02	$10.00	$10.07	$9.87	$10.03

Net investment income(a)	0.53	0.24	0.02	0.07	0.24

Net realized and unrealized gain (loss)	0.05	0.05	(0.06)	0.20	(0.16)

Total from investment operations	0.58	0.29	(0.04)	0.27	0.08

Distributions to shareholders from net investment income	(0.53)	(0.27)	(0.03)	(0.07)	(0.24)

Distributions to shareholders from net realized gains	—	—	—	—	(0.00)(b)

Total distributions	(0.53)	(0.27)	(0.03)	(0.07)	(0.24)

Net asset value, end of year	$10.07	$10.02	$10.00	$10.07	$9.87

Total return(c)	5.93%	2.91%	(0.41)%	2.77%	0.81%

Net assets, end of year (in 000s)	$649,480	$802,487	$1,716,714	$3,136,259	$1,935,475

Ratio of net expenses to average net assets	0.23%	0.23%	0.21%	0.21%	0.21%

Ratio of total expenses to average net assets	0.32%	0.31%	0.30%	0.30%	0.31%

Ratio of net investment income to average net assets	5.28%	2.40%	0.23%	0.65%	2.34%

Portfolio turnover rate(d)	180%	86%	102%	79%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.06	$9.87	$10.56	$10.55	$10.29

Net investment income (loss)(a)	0.30	0.20	(0.01)	0.12	0.19

Net realized and unrealized gain (loss)	(0.20)	(0.77)	(0.57)	0.16	0.36

Total from investment operations	0.10	(0.57)	(0.58)	0.28	0.55

Distributions to shareholders from net investment income	(0.32)	(0.24)	(0.10)	(0.27)	(0.28)

Distributions to shareholders from return of capital	—	—	(0.01)	—	(0.01)

Total distributions	(0.32)	(0.24)	(0.11)	(0.27)	(0.29)

Net asset value, end of year	$8.84	$9.06	$9.87	$10.56	$10.55

Total return(b)	1.15%	(5.73)%	(5.48)%	2.54%	5.41%

Net assets, end of year (in 000s)	$14,053	$19,159	$30,488	$38,327	$30,384

Ratio of net expenses to average net assets	0.79%	0.78%	0.77%	0.78%	0.79%

Ratio of total expenses to average net assets	0.91%	0.88%	0.84%	0.81%	0.85%

Ratio of net investment income (loss) to average net assets	3.35%	2.12%	(0.08)%	1.08%	1.82%

Portfolio turnover rate(c)	1,369%	1,386%	1,242%	1,027%	1,233%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.08	$9.89	$10.58	$10.58	$10.32

Net investment income(a)	0.32	0.24	0.02	0.16	0.21

Net realized and unrealized gain (loss)	(0.18)	(0.78)	(0.57)	0.14	0.38

Total from investment operations	0.14	(0.54)	(0.55)	0.30	0.59

Distributions to shareholders from net investment income	(0.35)	(0.27)	(0.13)	(0.30)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.01)	—	(0.01)

Total distributions	(0.35)	(0.27)	(0.14)	(0.30)	(0.33)

Net asset value, end of year	$8.87	$9.08	$9.89	$10.58	$10.58

Total return(b)	1.49%	(5.40)%	(5.24)%	2.88%	5.75%

Net assets, end of year (in 000s)	$41,265	$65,787	$66,445	$89,598	$52,878

Ratio of net expenses to average net assets	0.46%	0.45%	0.44%	0.45%	0.45%

Ratio of total expenses to average net assets	0.58%	0.55%	0.51%	0.48%	0.51%

Ratio of net investment income to average net assets	3.66%	2.56%	0.16%	1.48%	1.98%

Portfolio turnover rate(c)	1,369%	1,386%	1,242%	1,027%	1,233%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund

	Separate Account Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.06	$9.87	$10.56	$10.55	$10.30

Net investment income(a)	0.32	0.23	0.03	0.15	0.22

Net realized and unrealized gain (loss)	(0.19)	(0.77)	(0.58)	0.17	0.36

Total from investment operations	0.13	(0.54)	(0.55)	0.32	0.58

Distributions to shareholders from net investment income	(0.35)	(0.27)	(0.13)	(0.31)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.01)	—	(0.01)

Total distributions	(0.35)	(0.27)	(0.14)	(0.31)	(0.33)

Net asset value, end of year	$8.84	$9.06	$9.87	$10.56	$10.55

Total return(b)	1.49%	(5.41)%	(5.25)%	2.99%	5.67%

Net assets, end of year (in 000s)	$91,446	$97,749	$115,063	$150,887	$207,621

Ratio of net expenses to average net assets	0.45%	0.44%	0.43%	0.44%	0.44%

Ratio of total expenses to average net assets	0.57%	0.54%	0.50%	0.47%	0.49%

Ratio of net investment income to average net assets	3.69%	2.54%	0.25%	1.44%	2.13%

Portfolio turnover rate(c)	1,369%	1,386%	1,242%	1,027%	1,233%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.08	$9.89	$10.58	$10.58	$10.32

Net investment income(a)	0.32	0.23	0.01	0.16	0.22

Net realized and unrealized gain (loss)	(0.20)	(0.77)	(0.57)	0.14	0.36

Total from investment operations	0.12	(0.54)	(0.56)	0.30	0.58

Distributions to shareholders from net investment income	(0.34)	(0.27)	(0.12)	(0.30)	(0.31)

Distributions to shareholders from return of capital	—	—	(0.01)	—	(0.01)

Total distributions	(0.34)	(0.27)	(0.13)	(0.30)	(0.32)

Net asset value, end of year	$8.86	$9.08	$9.89	$10.58	$10.58

Total return(b)	1.52%	(5.58)%	(5.32)%	2.79%	5.66%

Net assets, end of year (in 000s)	$26,297	$25,775	$30,695	$57,023	$114,242

Ratio of net expenses to average net assets	0.54%	0.53%	0.52%	0.53%	0.54%

Ratio of total expenses to average net assets	0.66%	0.63%	0.59%	0.57%	0.59%

Ratio of net investment income to average net assets	3.60%	2.45%	0.10%	1.47%	2.09%

Portfolio turnover rate(c)	1,369%	1,386%	1,242%	1,027%	1,233%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.08	$9.89	$10.58	$10.58	$10.32

Net investment income(a)	0.33	0.24	0.05	0.17	0.22

Net realized and unrealized gain (loss)	(0.20)	(0.78)	(0.60)	0.14	0.37

Total from investment operations	0.13	(0.54)	(0.55)	0.31	0.59

Distributions to shareholders from net investment income	(0.35)	(0.27)	(0.13)	(0.31)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.01)	—	(0.01)

Total distributions	(0.35)	(0.27)	(0.14)	(0.31)	(0.33)

Net asset value, end of year	$8.86	$9.08	$9.89	$10.58	$10.58

Total return(b)	1.50%	(5.39)%	(5.23)%	2.89%	5.77%

Net assets, end of year (in 000s)	$11,969	$17,665	$19,337	$8,245	$20,349

Ratio of net expenses to average net assets	0.45%	0.44%	0.43%	0.44%	0.44%

Ratio of total expenses to average net assets	0.57%	0.54%	0.50%	0.49%	0.50%

Ratio of net investment income to average net assets	3.68%	2.56%	0.47%	1.55%	2.11%

Portfolio turnover rate(c)	1,369%	1,386%	1,242%	1,027%	1,233%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.07	$9.89	$10.58	$10.58	$10.32

Net investment income(a)	0.33	0.25	0.02	0.14	0.23

Net realized and unrealized gain (loss)	(0.19)	(0.80)	(0.57)	0.17	0.36

Total from investment operations	0.14	(0.55)	(0.55)	0.31	0.59

Distributions to shareholders from net investment income	(0.35)	(0.27)	(0.13)	(0.31)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.01)	—	(0.01)

Total distributions	(0.35)	(0.27)	(0.14)	(0.31)	(0.33)

Net asset value, end of year	$8.86	$9.07	$9.89	$10.58	$10.58

Total return(b)	1.61%	(5.50)%	(5.23)%	2.89%	5.77%

Net assets, end of year (in 000s)	$6,394	$6,959	$4,471	$12,382	$4,971

Ratio of net expenses to average net assets	0.45%	0.44%	0.43%	0.44%	0.44%

Ratio of total expenses to average net assets	0.57%	0.55%	0.50%	0.46%	0.49%

Ratio of net investment income to average net assets	3.69%	2.78%	0.17%	1.30%	2.17%

Portfolio turnover rate(c)	1,369%	1,386%	1,242%	1,027%	1,233%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements March 31, 2024

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Enhanced Income	A, Administration, Institutional, Service, Investor, R6 and P	Diversified

Government Income	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Inflation Protected Securities	A, C, Institutional, Investor, R6, R and P	Diversified

Short Duration Bond	A, C, Institutional, Investor, R6, R and P	Diversified

Short Duration Government	A, C, Institutional, Service, Investor, R6 and P	Diversified

Short-Term Conservative Income	A, Institutional, Investor, R6 and P	Diversified

U.S. Mortgages	A, Institutional, Separate Account Institutional, Investor, R6 and P	Diversified

Class A Shares of the Government Income, Inflation Protected Securities, Short Duration Bond, Short Duration Government and U.S. Mortgages Funds are sold with a front-end sales charge of up to 3.75%, 3.75%, 1.50%, 1.50% and 3.75%, respectively. Class C Shares are generally sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Bond and Short Duration Government Funds), which is imposed on redemptions made within 12 months of purchase. Class A Shares of the Enhanced Income and Short-Term Conservative Income Funds are not subject to a sales charge. Similarly, Administration, Institutional, Service, Separate Account Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

At the close of business on January 12, 2024, Administration and Preferred Shares of the Short-Term Conservative Income Fund were liquidated.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is

145

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Investment Income Dividends	Capital Gains Distributions

Fund	Declared/Paid	Declared/Paid

Enhanced Income	Daily/Monthly	Annually

Government Income	Daily/Monthly	Annually

Inflation Protected Securities	Quarterly/Quarterly	Annually

Short Duration Bond	Daily/Monthly	Annually

Short Duration Government	Daily/Monthly	Annually

Short-Term Conservative Income	Daily/Monthly	Annually

U.S. Mortgages	Daily/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

146

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Shares class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

147

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

148

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options Contracts — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty

149

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

150

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2024:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$314,671,279	$—

Asset-Backed Securities	—	129,966,174	—

Mortgage-Backed Obligations	—	18,530,538	—

U.S. Treasury Obligations	9,447,757	—	—

Sovereign Debt Obligations	—	6,209,415	—

Agency Debentures	—	3,116,501	—

Municipal Debt Obligations	—	664,898	—

Short-term Investments	—	36,787,368	—

Total	$9,447,757	$509,946,173	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$32,267	$—

Interest Rate Swap Contracts	—	13,974	—

Total	$—	$46,241	$—

Liabilities(a)

Futures Contracts	$(89,864)	$—	$—

Interest Rate Swap Contracts	—	(84,349)	—

Total	$(89,864)	$(84,349)	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$74,494,612	$—

Agency Debentures	—	29,941,974	—

U.S. Treasury Obligations	26,938,599	—	—

Asset-Backed Securities	—	2,961,134	—

Municipal Debt Obligations	—	2,143,690	—

Sovereign Debt Obligations	—	699,860	—

Investment Company	353,647	—	—

Total	$27,292,246	$110,241,270	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(15,067,899)	$—

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Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets(a)

Futures Contracts	$26,745	$—	$—

Interest Rate Swap Contracts	—	299,056	—

Total	$26,745	$299,056	$—

Liabilities(a)

Futures Contracts	$(31,183)	$—	$—

Interest Rate Swap Contracts	—	(130,847)	—

Total	$(31,183)	$(130,847)	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$243,782,728	$—	$—

Total	$243,782,728	$—	$—

Derivative Type

Assets(a)

Futures Contracts	$225,331	$—	$—

Interest Rate Swap Contracts	—	3,209,006	—

Total	$225,331	$3,209,006	$—

Liabilities(a)

Futures Contracts	$(263,548)	$—	$—

Interest Rate Swap Contracts	—	(1,222,005)	—

Total	$(263,548)	$(1,222,005)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION BOND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$700,948,617	$—

Asset-Backed Securities	—	234,184,566	—

Mortgage-Backed Obligations	—	177,382,801	—

U.S. Treasury Obligations	50,004,381	—	—

Sovereign Debt Obligations	—	49,794,480	—

Common Stock and/or Other Equity Investments(b)

Asia	—	6,831	—

Short-term Investments	—	53,712,921	—

Total	$50,004,381	$1,216,030,216	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(25,658,316)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$1,054,283	$—

Futures Contracts(a)	42,253	—	—

Interest Rate Swap Contracts(a)	—	10,139,548	—

Credit Default Swap Contracts(a)	—	406,088	—

Purchased Option Contracts	—	132,797	—

Total	$42,253	$11,732,716	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(839,318)	$—

Futures Contracts(a)	(538,975)	—	—

Interest Rate Swap Contracts(a)	—	(4,291,423)	—

Written Option Contracts	—	(74,775)	—

Total	$(538,975)	$(5,205,516)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$275,265,355	$—	$—

Mortgage-Backed Obligations	—	165,291,339	—

Agency Debentures	—	78,871,696	—

Investment Company	5,261,845	—	—

Total	$280,527,200	$244,163,035	$—

153

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT (continued)

Investment Type	Level 1	Level 2	Level 3

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(34,117,110)	$—

Derivative Type

Assets(a)

Interest Rate Swap Contracts	$—	$772,866	$—

Liabilities(a)

Futures Contracts	$(876,933)	$—	$—

Interest Rate Swap Contracts	—	(406,538)	—

Total	$(876,933)	$(406,538)	$—

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$1,137,993,841	$—

U.S. Treasury Obligations	186,916,125	—	—

Agency Debentures	—	45,851,467	—

Investment Company	106,239,359	—	—

Short-term Investments	—	463,534,075	—

Total	$293,155,484	$1,647,379,383	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$266,458,026	$—

Asset-Backed Securities	—	6,558,571	—

U.S. Treasury Obligations	4,216,312	—	—

Investment Company	5,688,152	—	—

Total	$9,904,464	$273,016,597	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(61,939,013)	$—

154

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets(a)

Futures Contracts	$28,274	$—	$—

Interest Rate Swap Contracts	—	274,656	—

Credit Default Swap Contracts	—	6,246	—

Total	$28,274	$280,902	$—

Liabilities(a)

Futures Contracts	$(34,415)	$—	$—

Interest Rate Swap Contracts	—	(146,527)	—

Total	$(34,415)	$(146,527)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$32,267			$—

Interest rate	Variation margin on swap contracts	13,974		Variation margin on futures contracts; Variation margin on swap contracts	(174,213)

Total		$46,241			$(174,213)

Government Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts	$325,801	(a)	Variation margin on futures contracts; Variation margin on swap contracts	$(162,030	)(a)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts	$3,434,337	(a)	Variation margin on futures contracts; Variation margin on swap contracts	$(1,485,553	)(a)

155

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$406,088	(a)		$—

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,054,283		Payable for unrealized loss on forward foreign currency exchange contracts	(839,318)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	10,314,598	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(4,905,173	)(a)

Total		$11,774,969			$(5,744,491)

Short Duration Government
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Interest rate	Variation margin on swap contracts	$772,866	(a)	Variation margin on futures contracts; Variation margin on swap contracts	$(1,283,471	)(a)

U.S. Mortgages
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Receivable for unrealized gain on swap contracts	$6,246		—	$—

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	302,930	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(180,942	)(a)

Total		$309,176			$(180,942)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$—	$32,267

Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net Change in unrealized gain (loss) on futures contracts, swap contracts, purchased option contracts and written option contracts	(1,484,476)	2,278,008

Total		$(1,484,476)	$2,310,275

156

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Government Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest rate	Net realized gain (loss) from purchased option contracts, futures contracts, swap contracts and written option contracts / Net change in unrealized gain (loss) on purchased option contracts, futures contracts, swap contracts and written option contracts	$589,890	$618,007

Inflation Protected Securities

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased option contracts and written option contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased option contracts and written option contracts	$866,121	$(719,524)

Short Duration Bond

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$280,644	$375,584

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(2,430,212)	1,093,441

Interest rate	Net realized gain (loss) from futures contracts, swap contracts, purchased option contracts and written option contracts/Net change in unrealized gain (loss) on futures contracts, swap contract, purchased options contracts and written options contracts	(5,185,200)	(1,884,160)

Total		$(7,334,768)	$(415,135)

Short Duration Government

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Interest rate	Net realized gain (loss) from futures contracts, written option contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$1,780,939	$(1,575,411)

U.S. Mortgages

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(408)	$6,246

Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	131,175	113,068

Total		$130,767	$119,314

157

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended March 31, 2024, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions

Enhanced Income	462	$4,372,516	$352,719,167	—	$31,188,333	—	$33,936,667

Government Income	294	—	41,060,000	—	12,591,667	—	24,535,833

Inflation Protected Securities	402	—	192,570,000	—	45,466,667	—	86,585,000

Short Duration Bond	3,208	229,574,418	1,655,753,622	159,555,939	110,487,184	159,555,939	270,050,039

Short Duration Government	2,706	—	123,267,500	—	—	—	48,400,000

U.S. Mortgages	161	—	35,608,187	—	11,321,667	—	20,937,500

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended March 31, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2024, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion

Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.25%

Government Income	0.53	0.48	0.45	0.44	0.44	0.53	0.46+

Inflation Protected Securities	0.26	0.23	0.22	0.22	0.21	0.26	0.26

Short Duration Bond	0.40	0.36	0.34	0.33	0.32	0.39	0.39

Short Duration Government	0.44	0.40	0.38	0.37	0.36	0.44	0.44

Short-Term Conservative Income	0.25	0.25	0.25	0.25	0.25	0.25	0.19*

U.S. Mortgages	0.34	0.31	0.29	0.28	0.28	0.34	0.34

^	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
+

The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% as an annual percentage of the Fund’s average daily net assets of the Government Income Fund. This arrangement will remain in effect through at least July 28, 2024.

*

The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage rate of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 28, 2024.

158

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Financial Square Government Fund and Goldman Sachs Financial Square Money Market Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2024, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Enhanced Income	$13,753

Government Income	1,156

Inflation Protected Securities	3,168

Short Duration Bond	23,923

Short Duration Government	14,585

Short-Term Conservative Income	161,362

U.S. Mortgages	881

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

159

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Distribution and/or Service Plan Rates

Fund	Class A*	Class C	Service	Class R*

Enhanced Income	0.15%	—%	0.25%	—%

Government Income	0.25	0.75	0.25	0.50

Inflation Protected Securities	0.25	0.75	—	0.50

Short Duration Bond	0.25	0.75	—	0.50

Short Duration Government	0.25	0.75	0.25	—

Short-Term Conservative Income	0.15	—	—	—

U.S. Mortgages	0.25	—	—	—

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution (12b-1) and service fees applicable to the Short Duration Government Fund’s and Short Duration Bond Fund’s Class C Shares in an amount equal to 0.35% of the average daily net assets. These arrangements will remain in place through at least July 28, 2024, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. These fee waivers may be modified or terminated by Goldman Sachs at its discretion and without shareholder approval after such date, although Goldman Sachs does not presently intend to do so.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2024, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

Government Income	$ 694

Inflation Protected Securities	147

Short Duration Bond	1,034

Short Duration Government	172

U.S. Mortgages	45

During the fiscal year ended March 31, 2024, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D. Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans to allow Administration, Class C and Service Shares, as applicable, to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Administration, Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25%, 0.25% and 0.25% of the average daily net assets attributable to Administration, Class C and Service Shares of the Funds, as applicable.

160

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Administration, Institutional, Service Shares and 0.03% of the average daily net assets with respect to the U.S. Mortgages Fund’s Separate Account Institutional Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Government Income Fund and Short Duration Bond Fund through at least July 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Bond, Short Duration Government, Short-Term Conservative Income and U.S. Mortgages Funds are 0.064%, 0.004%, 0.044%, 0.014%, 0.004%, 0.004% and 0.074%, respectively. These Other Expense limitations will remain in place through at least July 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Class C Distributions and Service Fees	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Enhanced Income	$13,753	$—	$100	$228,921	$242,774

Government Income	106,699	—	15,365	502,742	624,806

Inflation Protected Securities	3,168	—	471	343,909	347,548

Short Duration Bond	23,923	8,310	20,876	544,086	597,195

Short Duration Government	14,585	16,408	374	538,603	569,970

Short-Term Conservative Income	1,166,186	—	578	692,819	1,859,583

U.S. Mortgages	881	—	162	261,431	262,474

G. Line of Credit Facility — As of March 31, 2024, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2024, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000. The facility was changed to $1,150,000,000 effective April 16, 2024.

161

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2024, Goldman Sachs earned $14,155, $12,538, $18,475, $102,955, $59,977 and $18,007 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Bond, Short Duration Government and U.S. Mortgages Funds, respectively.

As of March 31, 2024, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Class R

Short Duration Bond	48%

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended March 31, 2024:

Fund	Underlying Fund	Beginning Value as of March 31, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of March 31, 2024	Shares as of March 31, 2024	Dividend Income

Enhanced Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$27,110,440	$259,228,883	$(286,339,323)	$—	$—	$—	—	$438,711

	Goldman Sachs Financial Square Money Market Fund — Institutional Shares	9,365	37	(9,403)	10	(9)	—	—	—

Government Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	2,778,963	32,328,259	(34,753,575)	—	—	353,647	353,647	35,614

Inflation Protected Securities	Goldman Sachs Financial Square Government Fund — Institutional Shares	7,437,908	61,196,365	(68,634,273)	—	—	—	—	104,155

Short Duration Bond	Goldman Sachs Access High Yield Corporate Bond ETF	32,783,747	—	(32,147,956)	(4,446,240)	3,810,449	—	—	346,311

	Goldman Sachs Financial Square Government Fund — Institutional Shares	—	577,483,994	(577,483,994)	—	—	—	—	427,157

162

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Underlying Fund	Beginning Value as of March 31, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of March 31, 2024	Shares as of March 31, 2024	Dividend Income

Short Duration Government	Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$200,942,752	$(195,680,907)	$—	$—	$5,261,845	5,261,845	$460,448

Short-Term Conservative Income	Goldman Sachs Financial Square Government Fund— Institutional Shares	75,417,552	2,062,003,495	(2,031,181,688)	—	—	106,239,359	106,239,359	5,282,364

U.S. Mortgages	Goldman Sachs Financial Square Government Fund— Institutional Shares	—	40,975,627	(35,287,475)	—	—	5,688,152	5,688,152	32,452

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2024, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Enhanced Income	$3,417,772	$114,061,671	$9,897,041	$229,691,431

Government Income	938,278,137	7,843,881	1,041,603,106	4,765,041

Inflation Protected Securities	488,001,140	—	597,039,686	—

Short Duration Bond	3,419,070,340	358,813,395	3,554,876,196	439,821,103

Short Duration Government	3,809,278,139	—	3,835,820,634	—

Short-Term Conservative Income	438,105,238	1,489,129,063	626,674,582	1,345,033,762

U.S. Mortgages	3,346,359,916	19,195,437	3,378,982,781	40,751,563

163

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2024 was as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income	U.S. Mortgages

Distributions paid from:

Ordinary income	$19,703,590	$3,762,767	$12,621,771	$46,365,877	$15,389,546	$105,793,340	$8,042,777

Total taxable distributions	$19,703,590	$3,762,767	$12,621,771	$46,365,877	$15,389,546	$105,793,340	$8,042,777

Tax return of capital	$102,084	$—	$667,551	$—	$—	$—	$—

The tax character of distributions paid during the fiscal year ended March 31, 2023 was as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income	U.S. Mortgages

Distributions paid from:

Ordinary income	$18,148,742	$4,380,244	$28,644,792	$26,894,853	$11,251,502	$64,904,196	$6,882,393

Net long-term capital gains	3,927,653	—	—	—	—	—	—

Total taxable distributions	$22,076,395	$4,380,244	$28,644,792	$26,894,853	$11,251,502	$64,904,196	$6,882,393

Tax return of capital	$1,340,610	$—	$—	$19,471,864	$—	$—	$—

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7. TAX INFORMATION (continued)

As of March 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income	U.S. Mortgages

Undistributed ordinary income — net	$—	$517,691	$—	$370,200	$1,570,574	$93,590	$20,283

Capital loss carryforwards[1] :

Perpetual Short-Term	(8,978,807)	(16,690,564)	(22,815,464)	(32,684,423)	(26,629,934)	(15,619,404)	(21,292,769)

Perpetual Long-Term	(8,968,851)	(15,818,055)	(35,563,301)	(55,420,669)	(33,994,245)	(6,394,357)	(13,653,963)

Total capital loss carryforwards	(17,947,658)	(32,508,619)	(58,378,765)	(88,105,092)	(60,624,179)	(22,013,761)	(34,946,732)

Timing differences (Dividends Payable, Post October Loss Deferral and Straddle Loss Deferrals)	$(4,631,890)	$(2,916,584)	$(12,459,722)	$(21,184,902)	$(8,119,716)	$(148,431)	$(2,643,212)

Unrealized gains (loss) — net	(6,951,479)	(9,620,615)	(1,324,164)	(17,378,802)	(17,198,186)	5,707,431	(11,099,966)

Total accumulated earnings (loss) net	$(29,531,027)	$(44,528,127)	$(72,162,651)	$(126,298,596)	$(84,371,507)	$(16,361,171)	$(48,669,627)

[1]	A Portion of the capital loss carryforwards for Goldman Sachs Enhanced Income Fund were acquired in a tax-free reorganization and may be subject to limitation.

As of March 31, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	Inflation Protected Securities	Short Duration Bond	Short Duration Government	Short-Term Conservative Income	U.S. Mortgages

Tax Cost	$526,217,327	$147,413,354	$247,055,685	$1,289,611,452	$541,494,612	$1,934,827,436	$294,248,954

Gross unrealized gain	732,696	619,548	2,936,211	5,256,222	356,268	6,115,798	1,056,789

Gross unrealized loss	(7,684,175)	(10,240,163)	(4,260,375)	(22,635,024)	(17,554,454)	(408,367)	(12,156,755)

Net unrealized gain (loss)	$(6,951,479)	$(9,620,615)	$(1,324,164)	$(17,378,802)	$(17,198,186)	$5,707,431	$(11,099,966)

The difference between GAAP- basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts and net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of market discount accretion and premium amortization and swap transactions.

The Enhanced Income Fund reclassed $1,340,610 from distributable earnings to paid in capital for the year ending March 31, 2024. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

165

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Notes to Financial Statements (continued) March 31, 2024

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Asset-Backed Securities Risk — Asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Funds to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Collateralized Loan Obligations Risk — The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds’ may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund

166

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8. OTHER RISKS (continued)

invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’

167

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Notes to Financial Statements (continued) March 31, 2024

8. OTHER RISKS (continued)

investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mortgage-Backed and Other Asset-Backed Securities Risk — Mortgage-related and other asset-backed securities are subject to credit/ default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Funds to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Portfolio Turnover Rate Risk — A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Funds and their shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

168

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11. SUMMARY OF SHARE TRANSACTIONS

	Enhanced Income Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	140,259	$1,303,945	384,563	$3,568,376

Reinvestment of distributions	43,641	408,634	44,681	412,357

Shares redeemed	(419,637)	(3,922,211)	(1,658,908)	(15,387,417)

	(235,737)	(2,209,632)	(1,229,664)	(11,406,684)

Administration Shares

Shares sold	39,165	363,463	184	1,706

Reinvestment of distributions	18,903	177,269	12,798	118,209

Shares redeemed	(26,430)	(250,024)	—	(2)

	31,638	290,708	12,982	119,913

Institutional Shares

Shares sold	3,152,015	29,428,168	9,995,595	92,812,692

Reinvestment of distributions	765,597	7,150,366	797,100	7,348,982

Shares redeemed	(11,631,529)	(108,438,117)	(28,155,523)	(259,939,805)

	(7,713,917)	(71,859,583)	(17,362,828)	(159,778,131)

Service Shares

Shares sold	—	—	27,234	250,009

Reinvestment of distributions	899	8,407	232	2,146

Shares redeemed	(615)	(5,800)	(728)	(6,729)

	284	2,607	26,738	245,426

Investor Shares

Shares sold	247,314	2,304,912	310,128	2,857,965

Reinvestment of distributions	22,939	213,810	25,192	231,873

Shares redeemed	(863,091)	(8,052,465)	(653,249)	(6,038,353)

	(592,838)	(5,533,743)	(317,929)	(2,948,515)

Class R6 Shares

Shares sold	51,873	484,465	111,911	1,030,895

Reinvestment of distributions	16,605	155,054	26,618	245,344

Shares redeemed	(467,860)	(4,360,562)	(972,353)	(8,989,260)

	(399,382)	(3,721,043)	(833,824)	(7,713,021)

Class P Shares

Shares sold	11,792,719	110,197,097	35,222,658	325,415,701

Reinvestment of distributions	1,232,452	11,522,918	1,593,259	14,675,691

Shares redeemed	(15,051,280)	(140,615,300)	(63,731,084)	(588,512,725)

	(2,026,109)	(18,895,285)	(26,915,167)	(248,421,333)

NET DECREASE	(10,936,061)	$(101,925,971)	(46,619,692)	$(429,902,345)

169

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Income Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	336,591	$4,329,309	410,458	$5,436,679

Reinvestment of distributions	73,697	942,501	58,037	760,058

Shares redeemed	(849,997)	(10,888,399)	(992,609)	(13,145,303)

	(439,709)	(5,616,589)	(524,114)	(6,948,566)

Class C Shares

Shares sold	21,813	279,571	6,797	88,821

Reinvestment of distributions	944	12,065	688	8,973

Shares redeemed	(30,053)	(386,412)	(52,149)	(693,304)

	(7,296)	(94,776)	(44,664)	(595,510)

Institutional Shares

Shares sold	680,690	8,687,079	1,157,950	15,142,699

Reinvestment of distributions	83,972	1,072,511	80,120	1,054,320

Shares redeemed	(1,793,807)	(22,934,233)	(5,492,676)	(72,516,018)

	(1,029,145)	(13,174,643)	(4,254,606)	(56,318,999)

Service Shares

Shares sold	151,148	1,928,193	243,103	3,188,487

Reinvestment of distributions	34,140	435,518	24,675	321,932

Shares redeemed	(345,853)	(4,404,089)	(565,392)	(7,498,992)

	(160,565)	(2,040,378)	(297,614)	(3,988,573)

Investor Shares

Shares sold	909,958	11,927,145	2,456,683	32,296,100

Reinvestment of distributions	41,714	540,855	107,415	1,406,157

Shares redeemed	(6,668,031)	(85,695,721)	(1,838,245)	(24,154,370)

	(5,716,359)	(73,227,721)	725,853	9,547,887

Class R6 Shares

Shares sold	227,093	2,906,902	120,849	1,608,061

Reinvestment of distributions	13,336	170,269	9,486	124,174

Shares redeemed	(159,091)	(2,040,968)	(200,433)	(2,683,428)

	81,338	1,036,203	(70,098)	(951,193)

Class R Shares

Shares sold	216,272	2,770,573	210,849	2,837,321

Reinvestment of distributions	16,283	207,920	11,439	149,439

Shares redeemed	(218,995)	(2,818,383)	(225,603)	(2,978,055)

	13,560	160,110	(3,315)	8,705

Class P Shares

Shares sold	435,629	5,536,350	5,809	78,426

Reinvestment of distributions	18,885	241,215	12,709	166,215

Shares redeemed	(64,066)	(830,967)	(47,642)	(624,728)

	390,448	4,946,598	(29,124)	(380,087)

NET DECREASE	(6,867,728)	$(88,011,196)	(4,497,682)	$(59,626,336)

170

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Inflation Protected Securities Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	745,003	$7,059,121	1,210,402	$12,356,373

Reinvestment of distributions	131,060	1,231,087	261,848	2,568,697

Shares redeemed	(1,784,141)	(16,944,224)	(2,573,797)	(25,536,605)

	(908,078)	(8,654,016)	(1,101,547)	(10,611,535)

Class C Shares

Shares sold	1,010	9,289	38,652	394,810

Reinvestment of distributions	9,811	89,868	22,838	218,808

Shares redeemed	(203,238)	(1,870,010)	(93,297)	(895,186)

	(192,417)	(1,770,853)	(31,807)	(281,568)

Institutional Shares

Shares sold	1,099,106	10,609,332	4,177,862	43,609,029

Reinvestment of distributions	230,883	2,202,143	644,587	6,425,882

Shares redeemed	(5,217,278)	(50,226,556)	(11,236,769)	(113,704,447)

	(3,887,289)	(37,415,081)	(6,414,320)	(63,669,536)

Investor Shares

Shares sold	325,397	3,129,698	1,786,445	18,817,548

Reinvestment of distributions	122,577	1,160,338	395,336	3,915,031

Shares redeemed	(2,927,449)	(28,232,781)	(4,728,894)	(48,063,625)

	(2,479,475)	(23,942,745)	(2,547,113)	(25,331,046)

Class R6 Shares

Shares sold	4,766,059	45,111,409	6,334,953	66,520,260

Reinvestment of distributions	603,273	5,750,455	940,117	9,341,421

Shares redeemed	(8,049,083)	(77,169,779)	(5,703,249)	(58,099,506)

	(2,679,751)	(26,307,915)	1,571,821	17,762,175

Class R Shares

Shares sold	751,023	7,095,389	617,630	6,170,478

Reinvestment of distributions	74,174	692,208	100,657	980,401

Shares redeemed	(856,250)	(8,032,780)	(688,892)	(6,869,194)

	(31,053)	(245,183)	29,395	281,685

Class P Shares

Shares sold	37,856	365,015	806,697	7,951,767

Reinvestment of distributions	95,337	908,744	191,448	1,904,916

Shares redeemed	(1,057,673)	(10,228,986)	(1,442,174)	(14,374,624)

	(924,480)	(8,955,227)	(444,029)	(4,517,941)

NET DECREASE	(11,102,543)	$(107,291,020)	(8,937,600)	$(86,367,766)

171

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Notes to Financial Statements (continued) March 31, 2024

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Bond Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,915,720	$18,134,371	1,791,942	$16,898,313

Reinvestment of distributions	152,006	1,438,521	129,298	1,217,787

Shares redeemed	(2,164,290)	(20,402,673)	(3,484,790)	(32,847,727)

	(96,564)	(829,781)	(1,563,550)	(14,731,627)

Class C Shares

Shares sold	33,814	320,233	115,033	1,081,489

Reinvestment of distributions	6,738	63,711	5,420	51,026

Shares redeemed	(137,303)	(1,296,310)	(120,560)	(1,134,453)

	(96,751)	(912,366)	(107)	(1,938)

Institutional Shares

Shares sold	4,463,876	42,274,803	13,777,793	130,268,752

Reinvestment of distributions	471,316	4,468,258	497,704	4,691,560

Shares redeemed	(7,141,416)	(67,715,946)	(16,085,351)	(151,708,119)

	(2,206,224)	(20,972,885)	(1,809,854)	(16,747,807)

Investor Shares

Shares sold	2,092,809	19,822,061	6,875,161	64,902,914

Reinvestment of distributions	189,400	1,793,684	120,757	1,136,845

Shares redeemed	(4,867,118)	(46,092,542)	(2,667,661)	(25,055,066)

	(2,584,909)	(24,476,797)	4,328,257	40,984,693

Class R6 Shares

Shares sold	128,040	1,216,537	6,016,836	57,525,378

Reinvestment of distributions	182,439	1,717,294	260,731	2,454,588

Shares redeemed	(8,299,111)	(78,229,834)	(3,495,101)	(32,781,345)

	(7,988,632)	(75,296,003)	2,782,466	27,198,621

Class R Shares

Shares sold	766	7,276	259	2,442

Reinvestment of distributions	71	670	284	2,673

Shares redeemed	(1,419)	(13,362)	(13,925)	(131,313)

	(582)	(5,416)	(13,382)	(126,198)

Class P Shares

Shares sold	25,245,121	239,182,337	50,571,066	476,935,292

Reinvestment of distributions	3,854,877	36,522,349	3,855,584	36,416,150

Shares redeemed	(40,737,892)	(385,279,222)	(158,301,664)	(1,498,335,552)

	(11,637,894)	(109,574,536)	(103,875,014)	(984,984,110)

NET DECREASE	(24,611,556)	$(232,067,784)	(100,151,184)	$(948,408,366)

172

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Government Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	624,732	$5,733,499	1,152,917	$10,619,576

Reinvestment of distributions	123,199	1,130,423	85,182	788,261

Shares redeemed	(1,747,318)	(16,024,402)	(2,118,014)	(19,648,631)

	(999,387)	(9,160,480)	(879,915)	(8,240,794)

Class C Shares

Shares sold	81,960	747,265	138,435	1,284,556

Reinvestment of distributions	10,338	94,096	8,693	79,713

Shares redeemed	(340,906)	(3,108,877)	(427,974)	(3,943,423)

	(248,608)	(2,267,516)	(280,846)	(2,579,154)

Institutional Shares

Shares sold	6,249,576	57,229,240	9,588,120	88,924,737

Reinvestment of distributions	655,161	5,990,738	456,315	4,212,022

Shares redeemed	(7,884,960)	(72,034,631)	(17,751,912)	(164,586,323)

	(980,223)	(8,814,653)	(7,707,477)	(71,449,564)

Service Shares

Shares sold	147,795	1,351,673	301,810	2,779,630

Reinvestment of distributions	20,615	188,170	12,801	117,709

Shares redeemed	(481,489)	(4,405,964)	(178,313)	(1,647,438)

	(313,079)	(2,866,121)	136,298	1,249,901

Investor Shares

Shares sold	574,996	5,305,402	2,204,479	20,561,965

Reinvestment of distributions	105,171	966,148	66,921	619,178

Shares redeemed	(1,446,120)	(13,277,521)	(1,328,534)	(12,339,151)

	(765,953)	(7,005,971)	942,866	8,841,992

Class R6 Shares

Shares sold	622,941	5,686,334	416,690	3,851,356

Reinvestment of distributions	50,836	465,021	28,627	264,072

Shares redeemed	(489,058)	(4,465,739)	(338,805)	(3,140,661)

	184,719	1,685,616	106,512	974,767

Class P Shares

Shares sold	5,525,718	50,447,753	21,083,280	193,182,362

Reinvestment of distributions	561,672	5,135,551	443,154	4,086,547

Shares redeemed	(9,119,489)	(83,615,755)	(28,172,919)	(260,048,923)

	(3,032,099)	(28,032,451)	(6,646,485)	(62,780,014)

NET DECREASE	(6,154,630)	$(56,461,576)	(14,329,047)	$(133,982,866)

173

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short-Term Conservative Income Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	3,496,425	$35,105,015	1,649,917	$16,483,761

Reinvestment of distributions	196,131	1,970,537	93,312	932,834

Shares redeemed	(2,050,119)	(20,578,953)	(3,369,595)	(33,671,117)

	1,642,437	16,496,599	(1,626,366)	(16,254,522)

Administration Shares(a)

Reinvestment of distributions	112	1,119	73	732

Shares redeemed	(2,887)	(29,095)	—	—

	(2,775)	(27,976)	73	732

Institutional Shares

Shares sold	63,370,062	637,108,731	64,749,445	647,383,628

Reinvestment of distributions	4,748,763	47,723,065	2,615,250	26,160,138

Shares redeemed	(70,944,093)	(712,885,278)	(167,751,692)	(1,676,890,909)

	(2,825,268)	(28,053,482)	(100,386,997)	(1,003,347,143)

Investor Shares

Shares sold	23,157,783	232,546,788	29,081,310	290,820,541

Reinvestment of distributions	1,313,206	13,192,566	488,839	4,891,334

Shares redeemed	(24,702,528)	(248,098,798)	(16,096,390)	(160,988,614)

	(231,539)	(2,359,444)	13,473,759	134,723,261

Class R6 Shares

Shares sold	1,643,493	16,560,961	4,454	44,570

Reinvestment of distributions	399,686	4,015,678	213,753	2,137,945

Shares redeemed	(4,421)	(44,469)	(10,972,008)	(109,724,026)

	2,038,758	20,532,170	(10,753,801)	(107,541,511)

Class P Shares

Shares sold	28,787,235	288,994,978	70,975,167	708,693,032

Reinvestment of distributions	3,593,098	36,065,617	2,834,327	28,322,260

Shares redeemed	(47,994,815)	(481,645,450)	(165,295,081)	(1,651,039,077)

	(15,614,482)	(156,584,855)	(91,485,587)	(914,023,785)

Preferred Shares(b)

Reinvestment of distributions	111	1,115	73	730

Shares redeemed	(2,876)	(28,963)	—	—

	(2,765)	(27,848)	73	730

NET DECREASE	(14,995,634)	$(150,024,836)	(190,778,846)	$(1,906,442,238)

(a)	At the close of business on January 12, 2024, Administration Shares of the Short-Term Conservative Income Fund were liquidated.
(b)	At the close of business on January 12, 2024, Preferred Shares of the Short-Term Conservative Income Fund were liquidated.

174

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Mortgages Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	197,914	$1,740,370	455,408	$4,219,338

Reinvestment of distributions	42,321	372,449	50,582	462,434

Shares redeemed	(766,325)	(6,826,439)	(1,479,722)	(13,671,330)

	(526,090)	(4,713,620)	(973,732)	(8,989,558)

Institutional Shares

Shares sold	2,198,657	19,328,599	3,412,404	31,123,090

Reinvestment of distributions	201,494	1,777,065	181,043	1,654,396

Shares redeemed	(4,990,597)	(43,287,737)	(3,063,962)	(28,492,215)

	(2,590,446)	(22,182,073)	529,485	4,285,271

Separate Account Institutional Shares

Shares sold	633,281	5,612,205	1,191,402	11,038,053

Reinvestment of distributions	391,107	3,441,208	306,991	2,800,555

Shares redeemed	(1,474,404)	(13,023,415)	(2,364,218)	(22,056,114)

	(450,016)	(3,970,002)	(865,825)	(8,217,506)

Investor Shares

Shares sold	1,374,089	12,230,339	823,751	7,458,125

Reinvestment of distributions	112,591	992,457	80,723	737,744

Shares redeemed	(1,358,993)	(11,965,559)	(1,167,985)	(10,906,877)

	127,687	1,257,237	(263,511)	(2,711,008)

Class R6 Shares

Shares sold	245,845	2,171,236	424,258	3,923,457

Reinvestment of distributions	63,836	563,259	59,033	539,317

Shares redeemed	(905,083)	(7,951,090)	(492,114)	(4,485,333)

	(595,402)	(5,216,595)	(8,823)	(22,559)

Class P Shares

Shares sold	671	6,000	570,482	4,924,000

Reinvestment of distributions	29,779	262,453	20,217	183,718

Shares redeemed	(75,573)	(666,728)	(275,806)	(2,503,831)

	(45,123)	(398,275)	314,893	2,603,887

NET DECREASE	(4,079,390)	$(35,223,328)	(1,267,513)	$(13,051,473)

175

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs Short-Term Conservative Income Fund, and Goldman Sachs U.S. Mortgages Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Bond Fund, Goldman Sachs Short-Term Conservative Income Fund, and Goldman Sachs U.S. Mortgages Fund (seven of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 24, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

176

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2024 (Unaudited)

As a shareholder of Class A, Class C, Administration, Separate Account Institutional, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Administration, Separate Account Institutional, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024, which represents a period of 183 days of a 366-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*
Class A
Actual	$1,000.00	$1,031.60		$2.95	$1,000.00	$1,052.50		$4.15	$1,000.00	$1,042.10		$3.41
Hypothetical 5% return	1,000.00	1,022.10	+	2.94	1,000.00	1,021.00	+	4.08	1,000.00	1,021.70	+	3.38
Class C
Actual	—	—		—	1,000.00	1,048.60		7.98	1,000.00	1,039.50		7.23
Hypothetical 5% return	—	—	+	—	1,000.00	1,017.20	+	7.86	1,000.00	1,017.90	+	7.15
Administration
Actual	1,000.00	1,031.50		3.04	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,022.00	+	3.04	—	—	+	—	—	—	+	—
Institutional
Actual	1,000.00	1,032.80		1.78	1,000.00	1,054.20		2.56	1,000.00	1,044.30		1.72
Hypothetical 5% return	1,000.00	1,023.30	+	1.78	1,000.00	1,022.50	+	2.52	1,000.00	1,023.30	+	1.71
Service
Actual	1,000.00	1,031.30		4.32	1,000.00	1,051.60		5.12	—	—		—
Hypothetical 5% return	1,000.00	1,020.80	+	4.30	1,000.00	1,020.00	+	5.04	—	—	+	—
Investor
Actual	1,000.00	1,000.00		2.15	1,000.00	1,053.80		2.81	1,000.00	1,044.10		2.13
Hypothetical 5% return	1,000.00	1,022.90	+	2.18	1,000.00	1,022.20	+	2.77	1,000.00	1,022.90	+	2.11
Class R6
Actual	1,000.00	1,000.00		1.71	1,000.00	1,054.20		2.51	1,000.00	1,044.40		1.68
Hypothetical 5% return	1,000.00	1,023.30	+	1.73	1,000.00	1,022.60	+	2.47	1,000.00	1,023.40	+	1.66
Class R
Actual	—	—		—	1,000.00	1,052.10		5.43	1,000.00	1,041.10		4.68
Hypothetical 5% return	—	—	+	—	1,000.00	1,019.70	+	5.34	1,000.00	1,020.40	+	4.64
Class P
Actual	1,000.00	1,000.00		1.70	1,000.00	1,054.20		2.50	1,000.00	1,045.40		1.68
Hypothetical 5% return	1,000.00	1,023.30	+	1.72	1,000.00	1,022.60	+	2.47	1,000.00	1,023.40	+	1.66

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Administration	Institutional	Service	Investor	Class R6	Class R	Class P
Enhanced Income	0.58%	—%	0.60%	0.35%	0.85%	0.43%	0.34%	—%	0.34%
Government Income	0.81	1.56	—	0.50	1.00	0.56	0.49	1.06	0.49
Inflation Protected Securities	0.67	1.42	—	0.34	—	0.42	0.33	0.92	0.33

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2024 (Unaudited) (continued)

	Short Duration Bond Fund				Short Duration Government Fund				Short-Term Conservative Income Fund
Share Class	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*
Class A
Actual	$1,000.00	$1,040.00		$3.84	$1,000.00	$1,027.70		$4.10	$1,000.00	$1,030.30		$2.35
Hypothetical 5% return	1,000.00	1,021.30	+	3.81	1,000.00	1,021.00	+	4.09	1,000.00	1,022.70	+	2.34
Class C
Actual	1,000.00	1,036.90		5.88	1,000.00	1,024.60		6.12	—	—		—
Hypothetical 5% return	1,000.00	1,019.30	+	5.83	1,000.00	1,019.00	+	6.10	—	—		—
Institutional
Actual	1,000.00	1,040.50		2.26	1,000.00	1,028.30		2.43	1,000.00	1,032.50		1.18
Hypothetical 5% return	1,000.00	1,022.80	+	2.24	1,000.00	1,022.60	+	2.42	1,000.00	1,023.90	+	1.18
Service
Actual	—	—		—	1,000.00	1,025.80		4.96	—	—		—
Hypothetical 5% return	—	—	+	—	1,000.00	1,020.10	+	4.95	—	—		—
Investor
Actual	1,000.00	1,040.20		2.57	1,000.00	1,029.00		2.84	1,000.00	1,032.00		1.59
Hypothetical 5% return	1,000.00	1,022.50	+	2.55	1,000.00	1,022.20	+	2.83	1,000.00	1,023.50	+	1.58
Class R6
Actual	1,000.00	1,041.60		2.20	1,000.00	1,029.50		2.38	1,000.00	1,032.50		1.13
Hypothetical 5% return	1,000.00	1,022.90	+	2.18	1,000.00	1,022.70	+	2.37	1,000.00	1,023.90	+	1.13
Class R
Actual	1,000.00	1,038.80		5.12	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,020.00	+	5.07	—	—	+	—	—	—		—
Class P
Actual	1,000.00	1,040.50		2.21	1,000.00	1,028.40		2.38	1,000.00	1,032.50		1.13
Hypothetical 5% return	1,000.00	1,022.90	+	2.20	1,000.00	1,022.70	+	2.37	1,000.00	1,023.90	+	1.13

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Short Duration Bond	0.75%	1.15%	0.44%	—%	0.50%	0.43%	1.00%	0.43%
Short Duration Government	0.81	1.21	0.48	0.98	0.56	0.47	—	0.47
Short-Term Conservative Income	0.46	—	0.23	—	0.31	0.22	—	0.22

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2024 (Unaudited) (continued)

	U.S. Mortgages Fund
Share Class	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*
Class A
Actual	$1,000.00	$1,062.00		$4.03
Hypothetical 5% return	1,000.00	1,021.10	+	3.95
Institutional
Actual	1,000.00	1,063.70		2.32
Hypothetical 5% return	1,000.00	1,022.80	+	2.28
Separate Account Institutional
Actual	1,000.00	1,063.80		2.28
Hypothetical 5% return	1,000.00	1,022.80	+	2.23
Investor
Actual	1,000.00	1,063.30		2.74
Hypothetical 5% return	1,000.00	1,022.40	+	2.69
Class R6
Actual	1,000.00	1,063.70		2.28
Hypothetical 5% return	1,000.00	1,022.80	+	2.23
Class P
Actual	1,000.00	1,063.70		2.28
Hypothetical 5% return	1,000.00	1,022.80	+	2.23

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Institutional	Separate Account Institutional	Investor	Class R6	Class P
U.S. Mortgages	0.78%	0.45%	0.44%	0.53%	0.44%	0.44%

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 13-14, 2024, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

180

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal
Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

181

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	Verizon Communications Inc.

Cheryl K. Beebe Age:68	Trustee	Since 2024

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); Director, HanesBrands Inc. (2020–Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Dwight L. Bush Age: 67	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 70	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age:67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	None

182

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Joaquin Delgado Age: 64	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 61	Trustee	Since 2021

Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock.

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	None

Lawrence Hughes Age: 65	Trustee	Since 2024	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	None

John F. Killian Age: 69	Trustee	Since 2024

Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	Consolidated Edison, Inc (a utility holding company)

Steven D. Krichmar Age: 65		Since 2024

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	None

183

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Michael Latham Age: 58	Trustee	Since 2024	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Goldman Sachs Credit Income Fund.	181	None

Lawrence W. Stranghoener Age: 69	Trustee	Since 2024

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011- 2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				181	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Paul C. Wirth Age: 66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-Present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	None

184

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara* Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	181	None

*

Mr. McNamara is considered to be an “Interested Trustee” of the Trust because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of March 31, 2024.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2024, Goldman Sachs Trust consisted of 87 portfolios (85 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 7 portfolios; Goldman Sachs ETF Trust consisted of 68 portfolios (36 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public and has since been deregistered as an investment company.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Information as of the date of this shareholder report. Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

185

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of March 31, 2024.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Short Duration and Government Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $13,289,322 as interest-related dividends paid during the fiscal year ended March 31, 2024.

For the fiscal year ended March 31, 2024, the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government, Short Duration Bond, Short-Term Conservative Income, and U.S. Mortgages Funds designate 98.41%, 99.87%, 88.97%, 99.75%, 97.79%, 99.80%, 100% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

186

187

188

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.56 trillion in assets under supervision as of March 31, 2024, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]
∎	Short Duration High Yield Fund[5]

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[6]
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[7]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
[7]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn more about our exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener PaulC.Wirth OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. Goldman Sachs Asset Management is not responsible for the accuracy and validity of the content of these websites. The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of March 31, 2024 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds. © 2024 Goldman Sachs. All rights reserved. 370243-OTU-05/2024 SDFIAR-24

Goldman Sachs Funds Annual Report March 31, 2024 Single Sector Fixed Income Funds Emerging Markets Credit* (formerly, Local Emerging Market Debt) Emerging Markets Debt High Yield High Yield Floating Rate Investment Grade Credit Short Duration High Yield^ (formerly, Long Short Credit Strategies) *Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund. ^Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.

Goldman Sachs Single Sector Fixed Income Funds

∎	EMERGING MARKETS CREDIT

∎	EMERGING MARKETS DEBT

∎	HIGH YIELD

∎	HIGH YIELD FLOATING RATE

∎	INVESTMENT GRADE CREDIT

∎	SHORT DURATION HIGH YIELD

Effective January 24, 2023, open-end mutual funds and exchange traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the Securities and Exchange Commission on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Single Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2024 (the “Reporting Period”), the performance of the global fixed income markets was broadly influenced by central bank monetary policies, interest rate volatility, inflation and other macroeconomic data, resilient corporate balance sheets and optimism about a soft landing1 for the U.S. economy.

In April 2023, when the Reporting Period began, global bond yields fluctuated in response to sticky inflation data, signs of moderating economic growth, developments in the banking sector and concerns over tightening credit conditions. The performance of spread, or non-government bond, sectors was rather flat overall, with better than consensus expected earnings and robust supply and demand providing support for investment grade and high yield corporate bonds. In May, spread sectors broadly weakened on concerns surrounding U.S. debt ceiling negotiations and banking sector stress. Heightened U.S./China geopolitical tensions, speculation about U.S. Federal Reserve (“Fed”) policy, the outlook for corporate earnings and growing focus on the rise of artificial intelligence also fueled market volatility. At their May policy meetings, the U.S. Fed, European Central Bank (“ECB”) and Bank of England (“BoE”) raised short-term interest rates. The Bank of Japan (“BoJ”) made no changes to its monetary policy. Market conditions improved in June, as investors priced in the view the U.S. would avoid recession. The Fed opted for a hawkish pause. (Hawkish tends to suggest higher interest rates; opposite of dovish.) In other words, the Fed halted monetary policy action for the first time in more than a year but still maintained higher-for-longer messaging on interest rates.

July 2023 was a mixed month for global fixed income overall, as spread sectors delivered strong performance but sovereign government bonds faltered amid continued central bank tightening. The Fed, ECB and BoE each raised their policy rates during the month and stated that incoming data would determine upcoming monetary policy actions. In contrast, the BoJ relaxed its “yield curve control.”2 (Yield curve indicates a spectrum of maturities.)

During August, global fixed income sectors broadly weakened amidst deteriorating risk sentiment, driven in part by investor concerns about China’s property market and worries about softening economic growth in Europe. Investors also remained wary of inflation, as data indicated it might be stickier than consensus expected. Overall, developed markets’ central banks maintained a tightening bias. Yields rose, especially among developed markets sovereign bonds. The 10-year U.S. Treasury yield hit 4.36% on August 22nd, its highest level since 2007. Also in August, Fitch Ratings downgraded long-term U.S. sovereign debt from AAA to AA+, reflecting U.S. governance and medium-term fiscal challenges. September was a weak month for global fixed income. Although the Fed left short-term interest rates unchanged, policymakers suggested there would likely be one more rate hike in 2023. Global bond yields broadly rose, with the 10-year U.S. Treasury yield climbing above 4.5% for the first time since 2007. Meanwhile, investor concerns around China’s economy persisted. Weaker than consensus expected data reflected a short-lived service sector rebound, while exports remained soft and the country’s property sector slump continued.

Global fixed income assets broadly sold off during October 2023, as global bond yields rose to multi-year highs. In the U.S., the 10-year U.S. Treasury yield briefly breached 5% for the first time since 2007. The increase was driven, in our view, by better than previously anticipated U.S. economic growth prospects, which dampened market expectations for Fed interest rate cuts in 2024. November 2023 then saw the greatest easing of U.S. financial conditions in any month during the previous 40 years. Factors behind the easing included ongoing disinflation, soft landing optimism and expectations of a dovish Fed pivot. (Dovish suggests lower interest rates; opposite of hawkish.) Global bond yields plunged, with the 10-year U.S. Treasury yield falling approximately 67 basis points in November. (One basis point is 1/100th of a percentage point.) At both their November and December meetings, Fed policymakers left the targeted federal funds rate unchanged in a range between 5.25% and 5.50%. In December, the Fed signaled it may have reached the peak of its current monetary policy tightening cycle, with its median dot plot projection showing 75 basis points of rate cuts in 2024. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) Following the Fed meeting, U.S. financial conditions eased further, and the 10-year U.S. Treasury yield fell below 4% for the first time since August 2023. During the fourth quarter overall, the ECB, BoE and BoJ left monetary policy unchanged, though the BoJ further increased the flexibility of its yield curve control.

[1]

A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.

[2]

The BoJ had introduced the yield curve control in 2016 to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. A steepening yield curve is one wherein yields on longer-term maturities become increasingly greater than yields on shorter-term maturities.

1

Global bond yields continued to fluctuate during January 2024. They were, by turns, pushed up by hawkish Fed commentary and optimism about a soft landing and pushed down by progress on disinflation and expectations about potential central bank rate cuts. Although developed markets’ central banks maintained their policy stance during the month and indicated interest rate cuts were unlikely in the first calendar quarter, they generally removed their hiking biases from policy statements and signaled they expected policy rates to be lower at the end of 2024. In February, ongoing strength in the U.S. economy and improving investor sentiment in Europe boosted the performance of risk assets overall. Markets pulled back their expectations for the timing of central bank rate cuts, which sent government bond yields lower. However, in March, global government bond yields rose overall. Signals of strong U.S. economic growth and bumpy inflation led investors to anticipate the Fed would further delay its plan to cut interest rates. In fact, at its March policy meeting, the Fed opted to keep interest rates unchanged and delivered relatively dovish commentary. The ECB and BoE also remained on hold. In contrast, the Swiss National Bank cut interest rates, reflecting Switzerland’s disinflation progress. Lastly, and momentously, the BoJ raised interest rates—for the first time since 2007—and ended its yield curve control.

During the Reporting Period overall, spread sectors broadly produced positive absolute returns, with virtually all outperforming U.S. Treasury securities. Bank loans, high yield corporate bonds and sovereign emerging markets debt performed best. Investment grade corporate bonds, commercial mortgage-backed securities, asset backed securities, mortgage-backed securities and agency securities also delivered positive returns, albeit to a more modest degree. U.S. Treasury inflation protected securities (“TIPS”) generated only a slightly positive return during the Reporting Period but still outperformed U.S. Treasury securities. Lower quality securities generally outperformed those of higher quality during the Reporting Period.

U.S. Treasury yields rose across the yield curve, with intermediate- and longer-term U.S. Treasury yields increasing more than shorter-term U.S. Treasury yields. The yield on the bellwether 10-year U.S. Treasury rose approximately 72 basis points to end the Reporting Period at 4.20%.

Looking Ahead

At the end of the Reporting Period, we noted growing normalization in economic data trends. In our view, low unemployment and disinflation were bolstering real wage growth, which, along with rising consumer confidence, should sustain consumer spending—a crucial driver of growth in major economies. Manufacturing activity appeared to be set for gradual recovery, supported by steady global economic growth as well as by anticipated central bank interest rate reductions. That said, we thought the range of potential outcomes was wide, amplified by uncertainties, including the lingering impact of higher interest rates and geopolitical instability.

Despite a bump in inflation early in 2024, we believed disinflationary conditions persisted at the end of the Reporting Period. In developed economies, consensus inflation expectations were stable, and the breadth of inflation had fallen, with extreme price rises in the U.S. and Europe becoming less common. Developed markets’ central banks, despite maintaining unchanged monetary policies in the first quarter of 2024, were signaling a dovish turn, provided inflation data did not surprise to the upside. Within emerging markets, we noted the pace of disinflation was accelerating, particularly in Central and Eastern Europe and Latin America—regions that had previously experienced the highest inflation rates. Overall, we thought emerging markets’ central banks would likely continue cutting interest rates. In our view, this trend would be helped if developed markets’ central banks cut their policy rates, as it would reduce the risk of emerging markets seeing currency depreciation.

Regarding the fixed income markets, at the end of the Reporting Period we thought the easing of central bank monetary policy, combined with solid private sector balance sheets and steady economic growth, should continue to support strong performance in spread sectors. That said, the landscape was not without its challenges. Downside risks to economic growth and upside risks to inflation and geopolitical instability underscored the importance of active security selection and the strategic role of government bonds and relatively safe-haven currencies, such as the U.S. dollar, in mitigating risks.

2

FUND RESULTS

Goldman Sachs Emerging Markets Credit Fund

Investment Objective The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Effective November 1, 2023, the Goldman Sachs Local Emerging Markets Debt Fund became the Goldman Sachs Emerging Markets Credit Fund (the “Fund”). At the same time, the Fund’s principal investment strategy and benchmark index changed. The performance information reported below is the combined performance of the Fund, reflecting current and prior strategies and policies. Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 7.31%, 6.51%, 7.67%, 7.58%, 7.92% and 7.68%, respectively. These returns compare to the 9.14% average annual total return of the Fund’s benchmark, the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM)–Broad Diversified (Gross, USD, Unhedged) (the “Index”), during the Reporting Period. By comparison, the Fund’s previous benchmark index, the J.P. Morgan Government Bond Index–Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged), generated an average total return of 4.89% during the same time period.

Q	How did the Fund’s principal investment strategy and benchmark index change?

A

Before the close of business on October 31, 2023, the Fund invested, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in sovereign and corporate debt securities of issuers in emerging market countries, denominated in the local currency of such emerging market countries, and other instruments, including credit linked notes and other investments, with similar economic exposures. The Fund’s benchmark index was the J.P. Morgan Government Bond Index–Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (the “previous benchmark index”).

After the close of business on October 31, 2023, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes

(measured at the time of purchase) in corporate, quasi-sovereign and sovereign debt securities and other instruments of issuers in emerging market countries. The Fund’s new benchmark is the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM)–Broad Diversified (Gross, USD, Unhedged).

Q	What economic and market factors most influenced the emerging debt markets and the Fund during the Reporting Period?

A

During the Reporting Period as a whole, the emerging debt markets were broadly influenced by central bank monetary policy, subdued inflation and strong economic activity. Emerging markets’ central banks had been quick to respond to the threat of inflation, with many of them reaching peak policy rates before the U.S. Federal Reserve’s (“Fed”) dovish turn in the final months of 2023. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Overall, economic activity in the emerging markets was strong during the Reporting Period, with some emerging countries continuing to benefit from economic normalization following the pandemic-induced downturn. Emerging economies generally grew at a significantly stronger pace than developed economies during the Reporting Period.

As the Reporting Period began in the second quarter of 2023, emerging markets debt broadly recorded gains, benefiting from increased investor risk appetite, a weaker U.S. dollar, a decline in U.S. interest rate volatility and reduced risk premiums across emerging markets assets. During the third calendar quarter, emerging markets debt posted negative returns as global bond yields rose and global fixed income assets broadly sold off. Emerging markets debt advanced during the fourth calendar quarter, as the U.S. Fed signaled it

3

FUND RESULTS

may have reached the end of its interest rate hiking regime. Investment inflows to the sector also bolstered performance. In the first quarter of 2024, emerging markets debt delivered positive returns amidst favorable market technicals (that is, supply/demand dynamics). Notably, emerging markets sovereign debt saw its highest March new issue volumes since 2019 and its largest first-quarter new issuance in market history.

During the initial part of the Reporting Period (that is, from April 1, 2023 through October 31, 2023), local emerging markets debt, as represented by the Fund’s previous benchmark index, recorded a return of -1.35%, with approximately 2.20% due from local interest rates and -3.55% due to currency depreciation versus the U.S. dollar. On a total return basis, the worst performing countries in the previous benchmark index (in U.S. dollar terms1) during the initial part of the Reporting Period were Colombia (-17.87%), South Africa (-12.87%) and Hungary (-11.11%). The best performing countries were Turkey (+19.09%), Mexico (+16.15%) and Chile (+11.49%).

During the latter part of the Reporting Period (that is, from October 31, 2023 through March 31, 2024), the emerging corporate bond markets, as represented by the Index, produced a return of 9.30%. On a total return basis, the best performing sectors in the Index (in U.S. dollar terms1) during the latter part of the Reporting Period were real estate (+23.27%), metals and mining (+12.29%) and oil and gas (+11.80%). The weakest performing sectors in the Index were financials (+6.31%), diversified (+8.23%) and infrastructure (+8.37%).

Q	What key factors were responsible for the Fund’s performance during the initial part of the Reporting Period?

A

During the initial part of the Reporting Period, the Fund was hurt by its active currency positioning through which it took positions in local currencies (accomplished primarily through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Detractors included the Fund’s long position in the Mexican peso, its short position in the Chinese yuan, its short and then long positions in the Malaysian ringgit, and its short position in the Swedish krona. On the other hand, the Fund was helped by its short position in the U.S. dollar and its long position in the euro, which contributed positively to relative performance during the initial part of the Reporting Period.

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

In addition, as the Fund began transitioning to its new investment strategy during October 2023, it was hampered by its long beta exposure (that is, the Fund’s broad overweight versus the previous benchmark index) in emerging markets corporate bonds, as sovereign spreads (that is, the difference in yields between external emerging markets debt and duration-equivalent U.S. Treasury securities) widened over the course of that month.

Individual issue selection among local emerging markets bonds added to the Fund’s relative returns during the initial part of the Reporting Period. Specifically, the Fund benefited from exposure to Russian local interest rates, as Russian bonds were marked higher when Euroclear[2] re-opened settlement on many of these securities in June 2023. An underweight relative to the previous benchmark index in Turkish local interest rates also bolstered the Fund’s performance. Turkey experienced extreme currency depreciation, with the lira plunging to record lows in June on news that state lenders had halted U.S. dollar sales. In our view, policymakers were giving up on costly currency interventions as part of an expected turn toward more conventional economic policies. The Fund was also aided by its underweight in Chinese local interest rates during the initial part of the Reporting Period, as economic activity faltered amid sluggish domestic and external demand along with ongoing weakness in the nation’s property sector. Also contributing positively was the Fund’s overweight in Venezuela’s state-owned oil and natural gas company Petroleos de Venezuela (“PDVSA”). PDVSA bonds rallied after the U.S. and Venezuela started to mend relations, and the U.S. eased sanctions on Venezuela, including lifting a ban on trading Venezuela assets, in October 2023. (PDVSA remained in the previous benchmark index, though index provider J.P. Morgan had reduced its weighting to zero in 2019 after the U.S. first implemented its trading ban.) On the negative side, the Fund’s overweight positions in Brazilian, Indonesian, South Korean and Malaysian local interest rates detracted from relative performance during the initial part of the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the latter part of the Reporting Period?

A

During the latter part of the Reporting Period, the Fund was hindered by its continued exposure to PDVSA in which it held an overweight position relative to the Index. In addition, the Fund’s overweight in Aeropuerto Internacional de

[2]	Euroclear is a Belgium-based financial services company that specializes in the settlement of securities transactions as well as the safekeeping and asset servicing of those securities.

4

FUND RESULTS

Tocumen, the primary international airport serving Panama City, held back results amid Panama’s deteriorating fiscal outlook and the increasing risk of a credit ratings downgrade. Underweight positions in Philippine energy provider San Miguel Global Power Holdings and Singapore-based real estate logistics company GLP detracted further from relative returns. On the positive side, the Fund was helped by an overweight in Metinvest, as the Ukraine-headquartered global steel and mining company benefited from improved logistics operations and financial prospects, supported by coking coal[3] prices. Also contributing positively was the Fund’s broad overweight compared to the Index in Nigerian corporate bonds, including upstream[4] exploration and production company Seplat Energy, which advanced on the back of monetary policy adjustments in Nigeria. Additionally, overweight positions in financial services company Banco do Brasil and Ukrainian chicken producer MHP added to the Fund’s relative performance during the latter part of the Reporting Period. On a sector level, the Fund was hampered by overweight positions in oil and gas and in utilities. An underweight in technology, media and telecommunications, as well as an overweight in transport, bolstered relative returns.

In addition, during the latter part of the Reporting Period, the Fund was helped by its exposure to Russian local interest rates. Selection among hard currency sovereign emerging markets bonds detracted from performance. Although the Fund’s exposure to South Africa was advantageous, it was hurt by exposure to the hard currency sovereign bonds of Morocco, Romania and Hungary.

Finally, the Fund benefited overall from its long beta exposure (that is, the Fund’s broad overweight versus the Index) to emerging markets corporate bonds and sovereign emerging markets bonds, as sovereign spreads tightened during the latter part of the Reporting Period.

[3]

Coking coal, also known as metallurgical coal, is a grade of coal that can be used to produce good-quality coke, which is an essential fuel and reactant in the blast furnace process for primary steelmaking.

[4]

The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period as a whole?

A

During the Reporting Period overall, the Fund’s duration positioning strategy—wherein we managed the Fund’s duration close to that of the Index—did not have a meaningful impact on performance. (The Fund’s duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) In addition, the Fund’s yield curve positioning strategy did not have a material impact on its results during the Reporting Period as a whole.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

At various points during the Reporting Period, the Fund invested in Treasury futures, Fed funds futures, Secured Overnight Financing Rate (“SOFR”) futures, interest rate swaps, total return swaps, credit default swaps, currency options and forward foreign currency exchange contracts. Treasury futures, Fed funds futures and SOFR futures were employed to hedge the Fund’s interest rate exposure and to facilitate duration management. Interest rate swaps and total return swaps were used to hedge the Fund’s exposure to various markets and its active risk in local interest rate positions. Credit default swaps were used to help manage the Fund’s exposure to credit risk. Currency options and forward foreign currency exchange contracts were used to hedge the Fund’s currency exposure. Derivatives may be used in combination with cash securities to implement our views in the Fund.

Collectively, the use of currency options and forward foreign currency exchange contracts had a negative impact on the Fund’s performance during the Reporting Period. The Fund’s use of interest rate swaps and total return swaps each had a negative impact on results. The use of Treasury futures, Fed funds futures and SOFR futures collectively added to the Fund’s returns. The Fund’s use of credit default swaps did not have a meaningful impact on its performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

At the beginning of the Reporting Period, the Fund was invested 77.05% in local emerging markets bonds and 21.65% in cash, with the remainder primarily invested in emerging markets sovereign bonds, emerging markets quasi-sovereign bonds and supranational bonds. The Fund’s top country overweights relative to the previous benchmark index were Brazil, Romania and Peru, while its top country

5

FUND RESULTS

underweights were Malaysia, China and Mexico. During the initial part of the Reporting Period, we increased the Fund’s underweight in Asian local interest rates, and we increased its overweight in Latin American local interest rates. We shifted the Fund from neutral positions in Central and Eastern European local interest rates to overweight positions. We moved the Fund from overweight positions in Middle Eastern and African local interest rates to rather neutral positions. We increased the Fund’s overweight position in North American local interest rates and reduced its cash holdings. In the last two weeks of October, we began to transition the Fund toward its new principal investment strategy. As part of this effort, we significantly decreased the Fund’s positions in hard currency sovereign debt and stopped taking active currency views. When the initial part of the Reporting Period ended, the Fund was invested 0.49% in local interest rates, 67.18% in emerging markets corporate bonds, 16.41% in emerging markets quasi-sovereign bonds, 5.33% in external sovereign bonds and 8.55% in cash, with the remainder invested largely in supranational bonds. At the end of the initial part of the Reporting Period, the Fund’s top country overweights relative to the previous benchmark index were Uzbekistan, the U.S. and Romania, while its top country underweights were China, South Korea and Hong Kong.

In the latter part of the Reporting Period, we made a number of changes to the Fund’s exposures. Specifically, we increased the Fund’s overweight positions versus the Index in Brazil, Uzbekistan and Romania. We decreased its underweight in India and increased its underweight positions in Qatar and United Arab Emirates. We also reduced the Fund’s overweight in the U.S. Regarding sector positioning, we increased the Fund’s overweight relative to the Index in the transport sector and decreased its underweight positions in the financials sector and the technology, media and telecommunications sector. We shifted the Fund from an underweight in the utilities sector to a rather neutral position compared to the Index. We continued exiting the Fund’s positions in hard currency sovereign debt during the latter part of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

On May 1, 2023, Samuel Finkelstein no longer served as a portfolio manager for the Fund, and Angus Bell began serving as a portfolio manager of the Fund. As of November 1, 2023, Angus Bell no longer served as a portfolio manager of the Fund, and Nicholas Saunders, Managing Director and Global Co-Head of Emerging Markets Debt, became a portfolio manager of the Fund. Kay

Haigh, Managing Director and Global Co-Head and Co-Chief Investment Officer of Fixed Income and Liquidity Solutions, continued to serve as a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the consumer sector. It was underweight the financial sector and the technology, media and telecommunications sector. In regional terms, the Fund was overweight versus the Index in Central and Eastern Europe, with its top country overweights in Uzbekistan and Romania. It was overweight in Latin America, with Mexico, Brazil and Colombia its top country overweights. At the end of the Reporting Period, the Fund was underweight Asia, especially China, South Korea and Taiwan. It was also underweight the Middle East and Africa, particularly Saudi Arabia, Qatar and United Arab Emirates.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we believed the higher-for-longer interest rate theme across the developed markets was likely to be the main performance driver for emerging markets debt in 2024. Although uncertainty about the timing of potential Fed rate cuts might lead to some weakness, we thought the overall macroeconomic backdrop was supportive of the emerging debt markets. Specifically, upward revisions to economic growth forecasts in the U.S. and China could lead to an improving growth outlook for the emerging markets broadly, in our view. While recent inflation data in emerging countries had surprised to the upside, largely because of higher food prices, we noted that core disinflation had continued. However, persistent inflation, coupled with U.S. economic resilience and investors’ changing expectations about the Fed’s potential rate cutting cycle, could affect the timing of central bank cuts in the emerging markets during the second half of 2024, in our opinion.

Going forward, we planned to remain vigilant about geopolitical and election risks globally as well as their impact on central bank monetary policy actions. Countries representing more than half of the world’s population are

6

FUND RESULTS

holding consequential elections in 2024. These include emerging markets countries, such as India, South Africa and Mexico, where election results are likely to impact our macro and market outlooks. There will also be elections in many frontier countries,[5] some of which face debt restructuring processes and balance of payment pressures. Furthermore, in the months leading up to the November U.S. presidential election, the emerging debt markets may experience volatility driven by elevated uncertainty about the eventual results. That said, U.S. elections have historically been followed by a rally in emerging markets debt.

Regarding emerging markets corporate bonds, at the end of the Reporting Period, we believed their valuations were attractive relative to other fixed income assets. Overall, corporate fundamentals were resilient, in our view, as earnings had recovered well from their pandemic-induced slump of 2020. Although debt levels had marginally increased, driven by Asian corporate issuers, other regions had seen a decline, with leverage decreasing and capital expenditures picking up. That said, we recognized there would continue to be geopolitical and sector-specific idiosyncratic risks.

In terms of positioning at the end of the Reporting Period, we saw value in recession-resistant non-cyclical sectors, such as food and beverages, where companies may benefit from strong brand recognition and customer loyalty. The Fund’s exposures ranged from a Chilean beer brand with presence across Latin America to a Turkish Coca-Cola bottler that operates in markets in the Middle East and Asia. The Fund was also overweight at the end of the Reporting Period in domestically-oriented banks in countries such as Mexico, Brazil and Colombia because of what we saw as their traditional lending models, robust capital positions and strong net interest margins. In Brazil, the Fund had exposure to a stock exchange, as we believed it could generate strong cash flows driven by increased trading volumes during periods of market or political volatility. We had a preference both for certain Turkish financial companies at the end of the Reporting Period, largely because of the potential risk/reward opportunities they offered, and also for high yielding, up-in-quality Romanian deposit-taking banking institutions. Additionally, the Fund was overweight versus the Index in select supranational banks that tend to promote financial inclusion across regions, which may enable companies in financially less developed countries to access credit at more affordable interest rates, in our view. At the end of the Reporting Period, we saw investment potential in the

[5]	A frontier country is more established than the least developed countries but is still less established than the emerging markets broadly.

transport sector, with what we considered to be attractive values in select airports in Mexico and the Dominican Republic. We also saw opportunities in ports, which were benefiting from a pick-up in global trade volumes. The Fund was underweight Asia at the end of Reporting Period, primarily because of the Index’s composition rather than our view on Asia as a region. The Index contains a significant portion of high quality Asian financials, which we believed offered limited compensation for credit risk. Elsewhere, we had identified opportunities in companies aligned to secular themes, such as the energy transition. These opportunities included Indian renewable companies, which generally have strong business models and stable long-term cash flows and could also benefit from increasing demand for clean energy, in our view.

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FUND BASICS

Emerging Markets Credit Fund

as of March 31, 2024

TOP TEN COUNTRY ALLOCATIONS±

	Percentage of Net Assets

	as of 3/31/24	as of 3/31/23

Mexico	8.2%	4.5%

Colombia	5.6	3.0

Turkey	5.4	0.0

Netherlands	5.0	0.0

South Africa	4.2	10.1

Peru	3.9	3.2

Uzbekistan	3.8	0.0

Chile	3.7	2.9

Macau	3.6	0.0

Brazil	3.4	13.9

Other	50.1	59.3

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 0.6% as of 3/31/24 and 14.2% as of 3/31/23. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current and former benchmarks are shown, the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified (with distributions reinvested) and J.P. Morgan Global Broad Index Emerging Markets Global Diversified, respectively. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Credit Fund’s 10 Year Performance

 Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	7.31%	0.49%	-0.88%	—
Including sales charges	2.59%	-0.42%	-1.33%	—

Class C
Excluding contingent deferred sales charges	6.51%	-0.27%	-1.65%	—
Including contingent deferred sales charges	5.45%	-0.27%	-1.65%	—

Institutional	7.67%	0.83%	-0.59%	—

Investor	7.58%	0.77%	-0.65%	—

Class R6 (Commenced November 30, 2017)	7.92%	0.84%	N/A	-0.13%

Class P (Commenced April 20, 2018)	7.68%	0.84%	N/A	-1.18%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

FUND RESULTS

Goldman Sachs Emerging Markets Debt Fund

March 31, 2024

Investment Objective The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 12.87%, 12.05%, 13.30%, 13.15%, 13.31% and 13.19%, respectively. These returns compare to the 11.25% average annual total return of the Fund’s benchmark, the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the emerging debt markets and the Fund during the Reporting Period?

A

During the Reporting Period, the emerging debt markets were broadly influenced by central bank monetary policy, subdued inflation and strong economic activity. Emerging markets’ central banks had been quick to respond to the threat of inflation, with many of them reaching peak policy rates before the U.S. Federal Reserve’s (“Fed”) dovish turn in the final months of 2023. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Overall, economic activity in the emerging markets was strong during the Reporting Period, with some emerging countries continuing to benefit from economic normalization following the pandemic-induced downturn. Emerging economies generally grew at a significantly stronger pace than developed economies during the Reporting Period.

As the Reporting Period began in the second quarter of 2023, external emerging markets debt recorded gains, benefiting from increased investor risk appetite, a decline in U.S. interest rate volatility and reduced risk premiums across emerging markets assets. During the third calendar quarter, external emerging markets debt posted negative returns as global bond yields rose and global fixed income assets broadly sold off. External emerging markets debt advanced in the fourth calendar quarter, as the U.S. Fed signaled it may have reached the end of its interest rate hiking regime. Investment inflows to the sector also bolstered performance. In the first quarter of 2024, external emerging markets debt delivered positive returns amidst favorable market technicals (that is, supply/demand dynamics). Notably, emerging markets sovereign debt saw its highest March new issue volumes since 2019 and its largest first-quarter new issuance in market history.

In this environment, external emerging markets debt broadly generated positive returns, as sovereign spreads (that is, the difference in yields between external emerging markets debt and duration-equivalent U.S. Treasury securities) narrowed.

During the Reporting Period overall, external emerging markets debt, as represented by the Index, recorded a return of 11.25%, with lower-rated and distressed markets generally making the largest positive contributions. Sovereign spreads tightened approximately 141 basis points and ended the Reporting Period 342 basis points over U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The best performing emerging external debt markets in the Index (in U.S. dollar terms1) during the Reporting Period were Pakistan (+169.88%), Ukraine (+90.66%) and Tunisia (+78.07%). The weakest performing emerging external debt markets were Panama (-2.93%), Croatia (+0.96%) and Malaysia (+1.10%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund outperformed the Index during the Reporting Period, largely because of security selection among sovereign and quasi-sovereign emerging markets bonds and emerging markets corporate bonds. Conversely, selection within local emerging markets debt detracted from results.

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

10

FUND RESULTS

The Fund was further hampered by our active currency management (which is primarily accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, the Fund’s duration positioning strategy detracted slightly from performance.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

Within individual security selection, the Fund’s overweight versus the Index in Venezuela’s state-owned oil and natural gas company Petroleos de Venezuela (“PDVSA”) added to relative returns. PDVSA bonds rallied after the U.S. and Venezuela started to mend relations, and the U.S. eased sanctions on Venezuela, including lifting a ban on trading Venezuela assets, in October 2023. (Although PDVSA remained in the Index during the Reporting Period, Index provider J.P. Morgan had reduced its weighting to zero in 2019 after the U.S. first implemented its trading ban.) Additionally, the Fund benefited from its out-of-Index exposure to Russian sovereign bonds, as Russian bonds were marked higher when Euroclear[2] re-opened settlement on many of these securities in June 2023. An overweight versus the Index in El Salvadoran sovereign bonds also added to the Fund’s returns. The overweight was driven by our belief that El Salvador would be able to service its debt and would benefit from a drop in commodities prices. Conversely, the Fund was hurt by its underweight in Argentinian sovereign debt, which performed well after a new president was elected in November 2023. Investors had a positive view of the new president and his reform plans. The Fund’s positioning in Lebanese sovereign debt, which has been in default since 2020 and is considered to have low restructuring prospects, also detracted from the Fund’s relative performance during the Reporting Period. Additionally, a position in defaulted Ghanaian sovereign debt dampened the Fund’s returns. Despite progress during the Reporting Period, Ghana’s path to restructuring remained volatile.

The Fund’s long beta exposure (that is, the Fund’s greater overall risk exposure than the Index) to emerging markets corporate bonds and sovereign emerging markets bonds added to relative performance, as sovereign spreads tightened during the Reporting Period. The Fund was helped further by its bias toward higher yielding issues, with certain distressed credits also contributing positively.

[2]	Euroclear is a Belgium-based financial services company that specializes in the settlement of securities transactions as well as the safekeeping and asset servicing of those securities.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A

During the Reporting Period, the Fund’s duration positioning strategy—wherein we managed the Fund’s duration close to that of the Index—detracted slightly from relative performance. (The Fund’s duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s yield curve positioning strategy did not have a material impact on its performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in U.S. Treasury futures, interest rate swaps, swaptions (options on interest rate swap contracts), credit default swaps, currency options and forward foreign currency exchange contracts. U.S. Treasury futures were used to manage U.S. interest rate duration and hedge the risk of changes in U.S. interest rates. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Swaptions were used to express our interest rate views and to hedge volatility and yield curve risks in the Fund. Credit default swaps were utilized to implement specific credit-related investment strategies. Currency options and forward foreign currency exchange contracts were employed for hedging purposes or to express a positive view on a given currency. Derivatives may be used in combination with cash securities to implement our views in the Fund.

U.S. Treasury futures had a negative impact on the Fund’s performance during the Reporting Period, but they served their intended purpose as hedging instruments. Collectively, the use of currency options and forward foreign currency exchange contracts had a positive impact on returns. The Fund’s collective use of interest rate swaps and swaptions detracted from performance. The use of credit default swaps added to the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s exposures during the Reporting Period?

A

During the Reporting Period, we increased the Fund’s exposure to emerging markets corporate bonds because we believed they offer good relative value versus certain sovereign and quasi-sovereign emerging markets bonds. In addition, we increased the Fund’s exposure to Brazil, moving it from an underweight relative to the Index to a rather neutral position. We increased exposure to Mexico, mainly

11

FUND RESULTS

through quasi-sovereign bonds and emerging markets corporate bonds. We reduced the Fund’s exposure to Saudi Arabia during the Reporting Period. In December 2023, the Fund sold the last of its position in Russian bonds.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective May 1, 2023, Samuel Finkelstein no longer served as a portfolio manager for the Fund. As of the same date, Nicholas Saunders, Global Co-Head of Emerging Markets Debt, began serving as a portfolio manager of the Fund, joining Kay Haigh, Global Co-Head of Emerging Markets Debt. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

Relative to the Index, the Fund’s main overweight positions at the end of the Reporting Period were Venezuela, Colombia and South Africa. The Fund had less exposure than the Index to China, Saudi Arabia and the Philippines. In terms of currencies, the Fund had a long position in the Australian dollar at the end of the Reporting Period. It held long positions in the Polish zloty and Czech Republic koruna versus a short position in the euro. Within Latin America, the Fund held a long position in the Chilean peso and a short position in the Brazilian real at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we believed the higher-for-longer interest rate theme across the developed markets was likely to be the main performance driver for emerging markets debt in 2024. Although uncertainty about the timing of potential Fed rate cuts might lead to some weakness, we thought the overall macroeconomic backdrop was supportive of the emerging debt markets. Specifically, upward revisions to economic growth forecasts in the U.S. and China could lead to an improving growth outlook for the emerging markets broadly, in our view. While recent inflation data in emerging countries had surprised to the upside, largely because of higher food prices, we noted that core disinflation had continued. However, persistent inflation, coupled with U.S. economic resilience and investors’ changing expectations about the Fed’s potential rate cutting cycle, could affect the timing of central bank cuts in the emerging markets during the second half of 2024.

Going forward, we planned to remain vigilant about geopolitical and election risks globally as well as their impact on central bank monetary policy actions. Countries representing more than half of the world’s population are holding consequential elections in 2024. These include emerging markets countries, such as India, South Africa and Mexico, where election results are likely to impact our macro and market outlooks. There will also be elections in many frontier countries,[3] some of which face debt restructuring processes and balance of payment pressures. Furthermore, in the months leading up to the November U.S. presidential election, the emerging debt markets may experience volatility driven by elevated uncertainty about the eventual results. That said, U.S. elections have historically been followed by a rally in emerging markets debt.

In terms of positioning at the end of the Reporting Period, the Fund was overweight relative to the Index in what we considered higher quality emerging market credits, specifically Mexico, Brazil, Morocco and South Africa. In our view, Mexico had a credible monetary policy framework built around a flexible exchange rate and inflation targeting that could help minimize current account and external imbalances. We also expected political continuity in 2024. Morocco lost its investment grade rating in 2020, but we believed its economy had proved resilient and seemed to be in a long-term positive trend. In addition, Morocco appeared to be working on regaining its investment grade rating. The Fund’s South Africa overweight was mainly expressed through quasi-sovereign and corporate emerging markets bonds, where we saw good relative value. The Fund was underweight at the end of the Reporting Period in the Philippines, China, United Arab Emirates and Qatar due to relatively tight valuations.

At the end of the Reporting Period, the Fund had selective overweights in lower quality issuers, particularly Angola, El Salvador, Ukraine and Nigeria, which we thought offered significant levels of yield. In Angola, the government was implementing structural reform and economic diversification, which may help spur growth in non-oil sectors. Moreover, Angola is Africa’s second largest oil producer. El Salvador continued to have various sources of funding that allowed it to service its debt. Conversely, the Fund was underweight Kenyan external bonds at the end of the Reporting Period.

[3]	A frontier country is more established than the least developed countries but is still less established than the emerging markets broadly.

12

FUND RESULTS

While Kenya may be able to meet its funding gap by depleting foreign exchange reserves in the near term, we thought risks remained tilted to the downside given that an upcoming review by Moody’s Investors Service could result in a ratings downgrade, which was not reflected in market value of the country’s external bonds when the Reporting Period ended.

As for emerging markets corporate bonds, at the end of the Reporting Period, we thought they reflected robust stand-alone fundamentals with net leverage near the lowest levels in the last 10 years. Going forward, we planned to continue looking for attractive investment opportunities, with a preference for large, higher credit rated issuers in non-cyclical sectors, such as strategic infrastructure and financials.

13

FUND BASICS

Emerging Markets Debt Fund

as of March 31, 2024

TOP TEN COUNTRY ALLOCATIONS±

	Percentage of Net Assets

	as of 3/31/24	as of 3/31/23

Mexico	6.3%	4.9%

Colombia	4.6	3.7

South Africa	4.0	3.4

Turkey	3.9	3.6

Hungary	3.8	3.4

Oman	3.7	3.5

Dominican Republic	3.4	2.6

Venezuela	3.0	1.1

Brazil	2.7	1.1

Panama	2.7	2.6

Other	58.3	52.9

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 0.0% as of 3/31/24 and 12.7% as of 3/31/23. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBISM Global Diversified Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Debt Fund’s 10 Year Performance

  Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	12.87%	-0.12%	2.03%	—
Including sales charges	7.80%	-1.03%	1.57%	—

Class C
Excluding contingent deferred sales charges	12.05%	-0.87%	1.27%	—
Including contingent deferred sales charges	11.01%	-0.87%	1.27%	—

Institutional	13.30%	0.18%	2.36%	—

Investor	13.15%	0.13%	2.29%	—

Class R6 (Commenced July 31, 2015)	13.31%	0.19%	N/A	2.24%

Class P (Commenced April 20, 2018)	13.19%	0.18%	N/A	0.40%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

15

FUND RESULTS

Goldman Sachs High Yield Fund

March 31, 2024

Investment Objective The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges of 9.07%, 8.26%, 9.38%, 9.04%, 9.33%, 9.39%, 8.80% and 9.39%, respectively. These returns compare to the 11.12% average annual total return of the Fund’s benchmark, the Bloomberg U.S. High-Yield Index 2% Issuer Capped Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield corporate bond market and the Fund during the Reporting Period?

A

During the second quarter of 2023, when the Reporting Period began, high yield corporate bonds posted gains. The positive performance was supported by better than consensus expected corporate earnings, robust market technicals (that is, supply/demand dynamics), and receding U.S. regional banking stress. Resilient U.S. economic data and easing recession risks further fueled positive investor sentiment in the second half of the quarter. High yield corporate bonds began the third calendar quarter strongly on the back of resilient U.S. economic data, decreasing recessionary fears, solid carry[1] opportunities and better than market expected corporate earnings. The high yield corporate bond market surrendered these gains in the latter part of September 2023, driven by hawkish U.S. Federal Reserve (“Fed”) rhetoric and the resulting rise in interest rates. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Additionally, concerns about rising crude oil prices and an ongoing strike by the United Auto Workers weighed on market sentiment and added to worries about inflationary pressures. Other notable market themes during the third calendar quarter involved softening global economic data and Fitch Ratings’

downgrade of long-term U.S. sovereign debt by one notch. In the fourth calendar quarter, high yield corporate bonds saw their strongest quarter of the 2023 calendar year, driven by increased investor risk appetite. The sector delivered especially strong gains in November and December, as yields fell in response to a dovish pivot by the Fed, moderating inflation, resilient U.S. economic growth and tightening spreads (or yield differentials). (Dovish suggests lower interest rates; opposite of hawkish.) During the first quarter of 2024, high yield corporate bonds generated positive returns. The gains were supported by a mix of better than consensus expected corporate earnings and strong market technicals, characterized by a surge of new issuance and positive investment flows to high yield corporate bond mutual funds.

For the Reporting Period overall, the high yield corporate bond market delivered a positive return, with CCC-rated credits outperforming higher quality B- and BB-rated credits. Option-adjusted spreads tightened approximately 158 basis points, ending the Reporting Period at 299 basis points. (The option-adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $225.9 billion of new high yield corporate bonds were priced during the Reporting Period, with refinancing the primary use of the proceeds. As for demand, investment flows were negative for the Reporting Period overall, with $1.3 billion withdrawn from high yield corporate bond mutual funds.[2]

The default rate for high yield corporate bonds rose during the Reporting Period. The 12-month par-weighted default high yield corporate bond rate through March 31, 2024 was

[1]	Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return.
[2]	Source: J.P. Morgan, Bloomberg Finance, L.P., Lipper FMI.

16

FUND RESULTS

2.59%, somewhat higher than the 1.27% on March 31, 2023 but still lower than the historical average of 3.40% and the 4.80% rate as of March 31, 2021.[3]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund underperformed the Index during the Reporting Period, with individual issue selection detracting most from relative returns. In addition, the Fund was hurt by its credit quality and regional positioning versus the Index. Sector positioning contributed positively to the Fund’s relative performance during the Reporting Period.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

Within individual issue selection, the Fund was hampered by underweight positions compared to the Index in Carvana, a U.S. online used car retailer, and Altice France, a French telecommunications and mass media company. An overweight in U.S. media and entertainment company iHeart Media also detracted from relative returns. On the positive side, the Fund benefited from its exposure to U.S. midstream[4] energy company Summit Midstream Partners, LP. Overweight positions in U.S. bath-ware manufacturer CP Atlas Buyer and injection molding systems maker Husky III Holding added further to results.

Additionally, the Fund was hurt by its cash position and our decision to reduce its long beta positioning (that is, the Fund’s broad overweight relative to the Index in riskier securities). These negative results were partly offset by the Fund’s overweight versus the Index in BB-rated corporate bonds and its underweight in maturities of less than four years, which aided performance.

Within sector positioning, the Fund’s underweight position relative to the Index in electric utilities bolstered returns. Overweight positions in finance and building materials also contributed positively. Conversely, an underweight in retail and apparel and in cellular telecommunications detracted from relative performance. In addition, the Fund’s underweight in emerging markets corporate bonds had a negative impact on results.

[3]	Source: J.P. Morgan, Moody’s Investors Service.
[4]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A

During the Reporting Period, the Fund’s duration and yield curve positioning strategies did not have a material impact on performance. (The duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

To manage the beta of the Fund on an active basis, the Fund employed interest rate swaps as well as a specialized index of credit default swaps (“CDX”) during the Reporting Period. CDX was also used as a cost-efficient instrument to help manage the Fund’s cash position.

We utilize CDX contracts as a way to gain credit exposure by being short credit protection when the Fund experiences significant cash inflows. In addition, the Fund employed U.S. Treasury futures and swaptions (options on swap contracts) to facilitate specific duration and yield curve strategies. Finally, to hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the use of U.S. Treasury futures had a negative impact on the Fund’s performance. The use of CDX had a positive impact on the Fund’s performance. The other derivatives and similar instruments used by the Fund did not have a meaningful impact on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the first half of the Reporting Period, we did not make any significant changes to the Fund’s weightings. In the fourth quarter of 2023, we shifted the Fund from an underweight versus the Index to an overweight position in energy, accomplished through investments in higher quality exploration and production credits. We favored credits that we felt were focused on balance sheet discipline and potentially enroute to investment grade upgrades. In addition, during the fourth calendar quarter, we moved the Fund from an overweight to an underweight in metals and mining credits, as we expected their free cash flows to remain

17

FUND RESULTS

constrained in the near term due to declining operational performance from softer demand trends as well as weak pricing and increased capital spending. In the first quarter of 2024, we moved the Fund from an overweight to an underweight in retail and apparel amid the secular shift from brick and mortar to e-commerce and because of deteriorating consumer sentiment driven by increasing recessionary fears. We also selectively added to the Fund’s overweight position relative to the Index in banks during the first calendar quarter.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund maintained a modestly long market beta position. The Fund’s largest overweights relative to the Index were in the banks, diversified industrials and energy market segments. Its top underweight positions were in electric utilities, cable and satellite TV media and non-cellular telecommunications.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we maintained a constructive view on high yield corporate bonds. The sector offered relatively attractive yields, in our view. In addition, we saw corporate balance sheets as solid, largely due to healthy cash balances, and we believed high yield corporate bond issuers had improved capital market access. Broadly speaking, we thought the ratings improvement in the high yield corporate bond market overall provided incremental support for valuations at the end of the Reporting Period.

In terms of positioning at the end of the Reporting Period, the Fund was overweight versus the Index in intermediate-term credits, as we thought they offered attractive carry and roll opportunities.[5] From a ratings perspective, the Fund had an up-in-quality bias, with a focus on higher quality BB- and BBB-rated bonds that offered what we considered to be reasonable spreads on a risk-adjusted basis. At the end of the Reporting Period, we continued to look for select opportunities to add exposure to lower-rated high yield corporate bonds.

From a sector standpoint, the Fund was overweight relative to the Index in finance, industrials, chemicals and energy. Within the Fund’s overweight in financials, we favored exposure to select bank credits that proactively managed the amount of credit they made available to borrowers while also seeking potential gains from improved net interest margins in the higher interest rate environment. In industrials, we preferred issuers benefiting from pricing power, declining input costs and normalizing supply chains. In chemicals, especially specialty chemicals, we favored issuers offering attractive yields and those that had demonstrated relatively resilient demand throughout the economic cycle. Within energy, the Fund’s overweight was focused on higher quality exploration and production credits. We also continued to see value in select midstream and natural gas issuers, which stood to benefit from rising demand for liquid natural gas and its generally lower overall carbon footprint. At the end of the Reporting Period, the Fund remained underweight relative to the Index in electric utilities given the higher capital expenditures they needed to reduce carbon emissions. The Fund was also underweight retail and apparel as well as metals and mining at the end of the Reporting Period.

Looking ahead, we planned to manage the Fund’s overall risk exposure and expected to use any volatility-driven spread widening to add what we viewed as attractive credits opportunistically through our bottom-up analysis. In our opinion, the substantial rise in interest rates since 2022 has created a market trading at a substantial discount to par (that is, implicit market convexity[6] not captured in credit spreads).

[5]

As a reminder, carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.

[6]	Convexity is a measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes.

18

FUND BASICS

High Yield Fund

as of March 31, 2024

TOP TEN ISSUERS AS OF 3/31/24±

Company	% of Net Assets	Line of Business

iShares Broad USD High Yield Corporate Bond ETF (NR/NR)	0.8%	Exchange Traded Funds

CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)	0.7	Media

Arko Corp. (B-/B3)	0.6	Retailing

APX Group, Inc. (B/Ba3)	0.5	Commercial Services

Urban One, Inc. (B-/B3)	0.5	Media

American Builders & Contractors Supply Co., Inc. (B+/Ba3)	0.5	Distribution & Wholesale

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. (CCC+/Caa2)	0.5	Healthcare Providers & Services

Asbury Automotive Group, Inc. (BB/B1)	0.4	Retailing

TransDigm, Inc. (B-/B3)	0.4	Aerospace & Defense

American Airlines, Inc. (BB-/Ba2)	0.4	Airlines

‡	The top 10 holdings may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATIONS±

	Percentage of Net Assets

	as of 3/31/24	as of 3/31/23

Oil Field Services	6.9%	5.6%

Pipelines	5.8	4.2

Media	5.4	6.1

Retailing	5.1	6.1

Diversified Financial Services	4.8	4.3

Commercial Services	4.6	4.1

Entertainment	4.4	3.3

Chemicals	3.4	3.8

Telecommunication Services	3.1	3.0

Automotive	3.1	4.5

Other	48.1	47.4

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in exchange-traded funds, other investment companies, and securities lending reinvestment vehicle of 6.4% as of 3/31/24 and 6.7% as of 3/31/23. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index (with distributions reinvested) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Fund’s 10 Year Performance

  Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	9.07%	2.87%	2.97%	—
Including sales charges	4.09%	1.92%	2.49%	—

Class C
Excluding contingent deferred sales charges	8.26%	2.10%	2.19%	—
Including contingent deferred sales charges	7.21%	2.10%	2.19%	—

Institutional	9.38%	3.16%	3.27%	—

Service	9.04%	2.68%	2.77%	—

Investor	9.33%	3.13%	3.21%	—

Class R6 (Commenced July 31, 2015)	9.39%	3.18%	N/A	3.70%

Class R	8.80%	2.61%	2.69%	—

Class P (Commenced April 20, 2018)	9.39%	3.17%	N/A	3.34%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

20

FUND RESULTS

Goldman Sachs High Yield Floating Rate Fund

March 31, 2024

Investment Objective The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 11.23%, 10.41%, 11.59%, 11.62%, 11.60%, 10.96% and 11.60%, respectively. These returns compare to the 12.34% average annual total return of the Credit Suisse Leveraged Loan Index (the “Index”) during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market and the Fund during the Reporting Period?

A

In the second quarter of 2023, when the Reporting Period began, bank loans recorded positive returns amid favorable market technicals (that is, supply/demand dynamics), receding recessionary fears and increased carry[1] opportunities. Notably, investment outflows continued for a fifth consecutive quarter, with approximately $7.5 billion withdrawn from bank loan mutual funds.

The sector posted additional gains during the third calendar quarter, which was marked by rising yields, increased oil prices and inflationary concerns. Bank loans were supported overall by the higher carry environment, resurgent investor demand and easing recession worries. Investment flows turned positive during the quarter, with inflows to bank loan mutual funds of about $0.5 billion.

In the fourth quarter of 2023, bank loans generated positive returns, benefiting from higher yields as well as from favorable market technicals with limited net new issuance and ample collateralized loan obligation (“CLO”) demand. Investment inflows, totaling about $0.4 billion, continued during the quarter. In the first quarter of 2024, bank loans continued to advance, as yields remained high. The sector was also bolstered by supportive market technicals, with strong CLO demand and low levels of net new issuance.

[1]	Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return.

Investment inflows increased during the first quarter to $2.6 billion, which was a reflection, in our view, of solid fundamentals and the U.S. Federal Reserve’s (“Fed”) higher-for-longer interest rate regime.

For the Reporting Period overall, bank loans delivered double-digit gains. Bank loan spreads[2] (that is, yield differentials versus the Secured Overnight Financing Rate3), tightened 100 basis points to finish the Reporting Period at 509 basis points.[4] (A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $618.2 billion in new bank loans were brought to market during the Reporting Period.[5] Regarding demand, bank loan mutual funds experienced investment outflows of approximately $4.0 billion for the Reporting Period overall.[6]

The default rate for bank loans increased during the Reporting Period, partly because we began including distressed exchanges.[7] The trailing 12-month bank loan default rate, which was 1.72% on March 31, 2023, when we were not including distressed exchanges, increased to 3.50% on March 31, 2024.[5]

[2]

As measured by the three-year discount margin of the Credit Suisse Leveraged Loan Index. A discount margin is the average expected return of a floating rate security above a reference rate, such as an index.

[3]

The Secured Overnight Financing Rate (“SOFR”) is a benchmark interest rate for U.S. dollar-denominated derivatives and loans. SOFR is based on transactions in the U.S. Treasury repurchase market, where investors offer banks overnight loans backed by their bond assets.

[4]	Source: Credit Suisse.
[5]	Source: J.P. Morgan.
[6]	Source: LCD/S&P Global.
[7]

A distressed exchange occurs where: (i) the issuer offers debt holders a new security or package of securities that amount to a diminished financial obligation (such as preferred or common stock, or debt with a lower coupon or par amount, lower seniority, or longer maturity); or (ii) the exchange had the apparent purpose of helping the borrower avoid default.

21

FUND RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period, with sector positioning detracting from relative returns. Individual issue selection contributed positively to performance.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

Within sector positioning, the Fund was hurt by its underweight positions relative to the Index in home construction, non-cellular telecommunications and consumer services. Underweights in cable and satellite TV media and in technology, along with an overweight position in building materials, added to relative performance.

In terms of individual issue selection, the Fund benefited from overweights versus the Index in DexKo Global, an automotive supplier; NAPA Management Services, a provider of health care practice management services; and Shutterfly, an online retailer and manufacturer of personalized products and services. Top detractors included an underweight in food safety, cleaning and sanitation services provider Packer Sanitation Services as well as overweights in health care apparel and footwear company Careismatic Brands and chemical manufacturer Schenectady International Group.

On a macro basis, the Fund was helped by its tactical exposures to high yield corporate bonds and euro-denominated credits during the Reporting Period. Its equity holdings, received by the Fund as part of distressed exchanges and restructurings, also contributed positively to performance. On the other hand, the Fund was hurt by its cash position, an overweight versus the Index in Europe ex-U.K.-domiciled credits and an underweight in CCC-rated credits.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund does not use duration or yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period. The Fund also used U.S. Treasury futures as cost-efficient instruments to provide us with greater precision and versatility in the management of duration.

(Duration is a measure of the Fund’s sensitivity to changes in interest rates.) Derivatives may be used in combination with cash securities to implement our views in the Fund.

The use of forward foreign currency exchange contracts and U.S. Treasury futures had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

We did not make any significant changes to the Fund’s positioning during the Reporting Period. However, in retail and apparel and in non-cable media, we shifted the Fund from overweight positions versus the Index to underweight positions.

We increased the Fund’s overweights in packaging and in gas distribution utilities, especially during the second half of the Reporting Period. In addition, we reduced the size of the Fund’s overweights in autos and chemicals, though they continued to be top Fund overweights. Early in the Reporting Period, we increased the Fund’s overweights in energy, building materials, and leisure and restaurants, gradually decreasing the size of those overweights thereafter.

We increased the Fund’s underweight position compared to the Index in non-cellular telecommunications and decreased its underweight positions in consumer services, electric utilities, and gaming and lodging. Additionally, by the third quarter of 2023, we gradually increased the Fund’s underweights in cable and satellite TV media and home construction, only to reduce the size of those underweights afterwards.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in autos, particularly suppliers and aftermarket players. We believed suppliers were supported by resilient end-customer demand, recovering automotive production, low dealer inventory levels and normalizing cost headwinds. As for aftermarket players, we thought they could benefit from smaller swings in demand for essential components and their ability to pass through price increases. In addition, the Fund was overweight packaging when the Reporting Period ended, driven by that market segment’s exposure to resilient end markets. Another notable Fund

22

FUND RESULTS

overweight was energy, especially midstream[8] and downstream[9] issuers because they tend to be more resilient during periods of volatile commodity prices, in our view. The Fund was also overweight specialty chemicals, which, in our opinion, continued to offer attractive yields and have demonstrated relatively resilient demand throughout the economic cycle.

The Fund was underweight non-cellular telecommunications, health care, consumer services and technology at the end of the Reporting Period. In our opinion, non-cellular telecommunications was experiencing a secular decline, driven largely by historical network underinvestment that has, in turn, resulted in less competitive offerings and limited pricing power compared to cable television providers. Furthermore, capital expenditures have increased as these companies seek to improve their competitive position, which has weakened the market segment’s credit fundamentals. The Fund was underweight health care at the end of the Reporting Period, because headwinds from labor cost inflation were squeezing margins and we found the higher proportion of smaller-sized credits in the market segment unappealing from a supply and demand standpoint. Within consumer services, which is largely comprised of smaller, sponsor-backed issuers, we had a preference for larger, liquid borrowers with strong industry positioning. Lastly, the Fund’s underweight in technology was driven by weakening cash flows and lower enterprise valuations. Within that market segment, we favored higher quality issuers with sound fundamentals.

From a ratings perspective, relative to the Index, the Fund was overweight higher quality BB- and B-rated bank loans at the end of the Reporting Period, as they provided yield accretive opportunities to swap and extend maturities, in our view. The Fund remained overweight deal structures that included both bank loans and high yield corporate bonds, as we believed these kinds of deals have historically experienced higher recovery rates. In addition, the Fund was underweight bank loans among smaller, less liquid new issues and underweight second-lien bank loans at the end of the Reporting Period.

[8]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[9]

The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we had a positive outlook for bank loans given what we viewed as healthy fundamentals. First, fourth quarter 2023 results were better than consensus expected, and credit fundamentals were in good shape, in our opinion, compared to those of the last 15 years. Second, corporate revenue, as well as corporate earnings before interest, taxes, depreciation and amortization (“EBITDA”), had registered growth for 13 consecutive quarters, leading to improvement in both leverage and coverage ratios,[10] even though EBITDA growth had slowed in the inflationary environment.

Regarding supply and demand, we noted that the pullback in Fed rate cut expectations, along with solid fundamentals, had increased demand for bank loans at the end of the Reporting Period. Meanwhile, lower net issuance was enhancing strong market technicals. The combination of refinancing and repricing activity had enabled issuers to push out near-term maturities, which we believed was a significant positive for the market overall. In addition, we believed continued CLO issuance would be supportive of market technicals.

Going forward, we planned to continue focusing on issuer diversification, relative value opportunities and potential market dislocations that may offer idiosyncratic investment opportunities, though with a strong aversion to situations where we thought credit stress might materialize. That said, we noted that bank loans were offering attractive yields relative to high yield corporate bonds at the end of the Reporting Period. Although bank loans have historically offered lower yields than high yield corporate bonds due to their senior position in the capital structure, they benefited during the Reporting Period from the rise in short-term interest rates. In addition, their senior position tends to act as collateral, which can support their valuations and also help their performance relative to high yield corporate bonds during periods of market stress. We believed bank loans would remain attractive in volatile times because of their floating interest rates and lower sensitivity to broader rate movements compared to other fixed income market sectors.

[10]	A leverage ratio looks at how much of a company’s capital comes in the form of debt. Both leverage and coverage ratios are measurements of a company’s ability to meet its financial obligations.

23

FUND BASICS

High Yield Floating Rate Fund

as of March 31, 2024

TOP TEN INDUSTRY ALLOCATIONS±

	Percentage of Net Assets

	as of 3/31/24	as of 3/31/23

Commercial Services	7.7%	6.1%

Technology - Software	5.7	3.2

Chemicals	5.5	6.3

Packaging	4.0	2.8

Diversified Manufacturing	3.9	3.9

Diversified Financial Services	3.6	2.4

Health Care Services	3.3	3.5

Consumer Cyclical Services	3.2	2.2

Entertainment	3.2	3.6

Building Materials	2.9	3.8

Other	47.5	54.9

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in exchange-traded funds and other investment companies of 8.3% as of 3/31/24 and investments in exchange-traded funds, other investment companies and securities lending reinvestment vehicle of 5.6% as of 3/31/23. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

24

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Credit Suisse Leveraged Loan Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Floating Rate Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	11.23%	4.44%	3.45%	—
Including sales charges	8.74%	3.96%	3.22%	—

Class C
Excluding contingent deferred sales charges	10.41%	3.66%	2.67%	—
Including contingent deferred sales charges	9.33%	3.66%	2.67%	—

Institutional	11.59%	4.79%	3.78%	—

Investor	11.62%	4.73%	3.73%	—

Class R6 (Commenced November 30, 2017)	11.60%	4.80%	N/A	4.25%

Class R	10.96%	4.19%	3.19%	—

Class P (Commenced April 20, 2018)	11.60%	4.82%	N/A	4.27%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

25

FUND RESULTS

Goldman Sachs Investment Grade Credit Fund

March 31, 2024

Investment Objective The Fund’s seeks a high level of total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 4.53%, 4.87%, 4.88%, 4.79%, 4.88% and 4.88%, respectively. These returns compare to the 4.13% average annual total return of the Fund’s benchmark, the Bloomberg U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market and the Fund during the Reporting Period?

A

During the second quarter of 2023, when the Reporting Period began, global investment grade credit spreads (that is, the difference in yields between global corporate bonds and duration-equivalent government securities) narrowed. Spread tightening was driven by resilient U.S. economic data, including better than market expected retail sales and an upward revision to first calendar quarter economic growth; a moderating inflation picture in the U.S.; and easing concerns about the health of U.S. regional banks. U.S. investment grade corporate bonds outperformed U.K. and European investment grade corporate bonds during the second calendar quarter.

In the third quarter of 2023, global investment grade credit spreads tightened slightly, as interest rates rose. The U.S. Treasury yield curve steepened,[1] with longer-maturity yields reaching two-decade highs supported by increasing optimism about U.S. economic growth, a tight U.S. labor market and a hawkish Federal Reserve (“Fed”). (Hawkish tends to suggest higher interest rates; opposite of dovish.)

[1]	A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.
European and U.K. investment grade corporate bonds outperformed U.S. investment grade corporate bonds during the third calendar quarter.

In the fourth quarter of 2023, global investment grade credit saw one of its strongest quarterly returns in decades. Global investment grade credit spreads narrowed, as ongoing disinflation, soft landing[2] optimism and a dovish shift by the Fed led to increased risk appetite and supported spread, or non-government bond, sectors across the board. (Dovish suggests lower interest rates; opposite of hawkish.) U.S. investment grade corporate bonds outperformed European and U.K. investment grade corporate bonds during the fourth calendar quarter.

The first quarter of 2024 was another robust quarter for global investment grade credit. Global investment grade spreads tightened amid soft landing optimism, strong demand for corporate bonds and relative healthy corporate fundamentals. European and U.K. investment grade corporate bonds outperformed U.S. investment grade corporate bonds during the first calendar quarter.

For the Reporting Period overall, investment grade credit, as represented by the Index, generated positive returns. Global investment grade credit spreads,[3] which began the Reporting Period at 153 basis points, tightened by 53 basis points to finish the Reporting Period at 100 basis points. (A basis point is 1/100th of a percentage point.) U.S. investment grade credit spreads,[4] which started the Reporting Period at 129 basis points, narrowed by 44 basis points to end the Reporting Period at 85 basis points.

[2]

A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.

[3]	As measured by the Bloomberg Global Aggregate Corporate Index.
[4]	As measured by the Index.

26

FUND RESULTS

New issuance strengthened during the Reporting Period overall. U.S. new issuance was approximately $316 billion, $289 billion and $212 billion in the second, third and fourth quarters of 2023, respectively. In the first quarter of 2024, U.S. new issuance was nearly $537 billion. European new issuance was approximately €182 billion, €122 billion and €101 billion in the second, third and fourth quarters of 2023, respectively. European new issuance was €230 billion during the first quarter of 2024. U.K. new issuance was approximately £17 billion, £11 billion and £11 billion in the second, third and fourth quarters of 2023, respectively. During the first quarter of 2024, U.K. new issuance was approximately £17 billion.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

During the Reporting Period, the Fund outperformed the Index, with individual issue selection and our cross-sector strategy driving relative returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. The Fund’s duration and yield curve positioning strategies added modestly to performance. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

Within individual issue selection, the Fund benefited from its down-in-quality bias, specifically its overweight versus the Index in BBB-rated issues, which outpaced their higher quality counterparts during the Reporting Period. The Fund was also helped by credit curve positioning, wherein it was overweight versus the Index in shorter-maturity investment grade corporate bonds and underweight longer-maturity investment grade corporate bonds. Individual issue selection among the investment grade corporate bonds of banks and electric utilities added further to relative returns. Broadly speaking, investments across the industrials, financials and utilities market segments proved beneficial.

Within our cross-sector strategy, the Fund’s overweight relative to the Index in corporate credit bolstered relative performance. However, the Fund was hampered by a pair trade wherein we sought to hedge the Fund’s exposure to credit spreads by taking positions in U.S. interest rates. This detracted from relative performance as interest rates rose during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A

Our duration and yield curve positioning strategies overall added slightly to the Fund’s relative performance during the Reporting Period. Specifically, the Fund benefited from its U.S. Treasury yield curve steepening positions wherein we sought to take advantage of a widening differential between shorter- and longer-term yields. (Derivatives are used in combination with cash securities to implement our views in the Fund.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in interest rate futures contracts, interest rate swaps, swaptions (options on interest rate swap contracts), credit default swaps, total return swaps, and forward foreign currency exchange contracts. Interest rate futures contracts were employed to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Interest rate swaps (fixed rate and floating rate) were employed to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Swaptions were used to express our interest rate views and to hedge volatility and yield curve risks in the Fund. Credit default swaps and total return swaps were used in combination to help manage the Fund’s credit exposure. Forward foreign currency exchange contracts were used to hedge the Fund’s currency exposure. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the use of credit default swaps by the Fund had a positive impact on performance. The Fund’s use of interest rate futures contracts, interest rate swaps and total return swaps each had a negative impact on performance. The Fund’s use of swaptions and forward foreign currency exchange contracts did not have a meaningful impact on performance during the Reporting Period.

27

FUND RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we increased the Fund’s exposure to banks. In our view, banks offered attractive carry,[5] as their capital levels may provide protection against normalizing asset quality and net interest margin compression. At the same time, we continued to monitor deposit levels. In addition, we increased the Fund’s exposure to consumer non-cyclicals, as we believe these companies have resilient business models wherein the market position and scale of their businesses may cushion them against a market downturn. We also increased the Fund’s exposure to cyclical companies, such as energy businesses, that are in the growth stage of their industry life cycle. (Industry life cycle refers to the evolution of an industry or business based on its stages of growth and decline.)

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective August 23, 2023, Andrew Parra and Stanton Neilson became portfolio managers of the Fund. Benjamin Johnson, Head of the Global Investment Grade Credit team, continued to serve as portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was positioned defensively overall. We had a preference for companies in market segments that might be able to withstand a potential economic growth slowdown. As a result, the Fund was overweight versus the Index in banks at the end of the Reporting Period. On the other hand, we were cautious about U.S. utility companies, as financing for the energy transition is costly and could lead to a deterioration in credit quality in the near term and rating pressure over the medium term. Accordingly, at the end of the Reporting Period, the Fund maintained an underweight position in U.S. utilities.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, the Fund was moderately overweight investment grade corporate bonds given what we considered to be solid corporate fundamentals and attractive opportunities for carry and roll.[6] We did not foresee meaningful tightening of corporate spreads in the near term but believed absolute yield levels above 5% could result in strong income generation for the sector.

Overall, we thought corporate fundamentals remained healthy. At the end of the Reporting Period, corporate earnings before interest, taxes, depreciation and amortization (“EBITDA”) and balance sheet liquidity remained above their 2019 levels, while equity cushions, or collateral worth more than outstanding debt, had recovered from their 2022 lows. A slower macroeconomic environment and abating inflationary pressures led to weaker revenue growth in 2023, but we believed pricing power, cost cuts and operating leverage were supporting EBITDA margins, translating into modest EBITDA growth. When the Reporting Period ended, consensus expectations were pointing to an acceleration in revenue and EBITDA growth in 2024 compared to 2023.

From a ratings perspective, we planned to maintain the Fund’s selective down-in-quality bias. At the end of the Reporting Period, the Fund was overweight versus the Index in BBB-rated bonds, with a focus on companies that could reduce leverage. In our view, corporate management teams remained committed to maintaining investment grade debt ratings through conservative capital management. However, we saw scope for an uptick in the number of “fallen angels” (that is, investment grade corporate bonds downgraded to high yield status) and for select AA-rated and A-rated companies to migrate lower within investment grade if shareholder activity is prioritized over balance sheet quality. Additionally, at the end of the Reporting Period, we maintained the Fund’s overweight in the intermediate-maturity portion of the corporate credit curve as we looked to harvest carry-and-roll opportunities.

Broadly speaking, we believed at the end of the Reporting Period that higher yields and a helpful macroeconomic backdrop of declining inflation, non-recessionary growth, and central bank interest rate cuts should allow for an attractive total return environment. However, we were also mindful of idiosyncratic risks from higher interest rates and slower economic growth, particularly in consumer-oriented

[5]

In this context, carry represents the face value of a bond carried on a company’s balance sheet, plus any unamortized premium or less any unamortized discount (essentially the amount owed to bondholders by bond issuers.)

[6]

In this context, carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.

28

FUND RESULTS

market segments and in China as well as within commercial real estate. We intended to remain tactical in adjusting the Fund’s positioning in response to macroeconomic factors and what we viewed as market-driven opportunities.

29

FUND BASICS

Investment Grade Credit Fund

as of March 31, 2024

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

30

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS±

	Percentage of Net Assets

	as of 3/31/24	as of 3/31/23

Banks	22.4%	20.6%

Telecommunication Services	5.7	5.5

Pipelines	5.0	4.0

Diversified Financial Services	4.9	5.0

Healthcare Providers & Services	4.9	2.9

Pharmaceuticals	4.1	3.2

Electrical	4.0	2.8

Real Estate Investment Trust	3.9	3.0

Software	3.6	2.9

Media	3.6	3.6

Other	32.7	41.5

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 0.9% as of 3/31/24 and investments in exchange-traded funds and other investment companies of 3.3% as of 3/31/23. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

31

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024 of a $1,000,000 investment made on April 1, 2014 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg U.S. Credit Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Investment Grade Credit Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024[1]	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	4.53%	1.34%	2.22%	—
Including sales charges	0.63%	0.56%	1.82%	—

Institutional	4.87%	1.67%	2.56%	—

Separate Account Institutional	4.88%	1.71%	2.58%	—

Investor	4.79%	1.59%	2.47%	—

Class R6 (Commenced July 31, 2015)	4.88%	1.71%	N/A	2.55%

Class P (Commenced April 20, 2018)	4.88%	1.71%	N/A	2.45%

[1]

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares. Because Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

32

FUND RESULTS

Goldman Sachs Short Duration High Yield Fund

March 31, 2024

Investment Objective The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Opportunistic Corporate Credit Portfolio Management Team discusses Goldman Sachs Short Duration High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2024 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 8.09%, 7.30%, 8.45%, 8.50%, 8.46% and 8.46%, respectively. These returns compare to the 5.23% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “Index”), during the same time period.

Effective February 13, 2024, Class R Shares of the Fund were terminated, per approval of the Board of Trustees of Goldman Sachs Trust.

Because the composition of the Index (e.g., short-term U.S. Treasury bills) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

As a part of our investment philosophy, we apply a value-oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection.

We maintained our focus on corporate fundamentals and earnings during the Reporting Period. The Fund’s long positioning in the consumer cyclical, capital goods and communications sectors contributed most to performance. The largest individual contributors during the Reporting Period included long positions in Titan Acquisition, Carnival and Coinbase Global.

There were no major detractors from results from a sector perspective during the Reporting Period. The largest individual detractors during the Reporting Period included the Fund’s positions in Vistajet Malta Finance, ASP Unifrax Holdings and Prairie Provident Resources.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company or sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund does not use duration and yield curve positioning as active management strategies within its investment process. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) That said, the Fund does implement interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. The Fund’s interest rate swap positions contributed positively to its performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk, which detracted from performance. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. Interest rate swaps contributed positively to Fund performance during the Reporting Period. The Fund also used forward foreign currency exchange contracts to hedge foreign currency positions, which had a modestly positive effect on Fund performance during the Reporting Period.

33

FUND RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential.

We reduced the Fund’s option-adjusted duration from 2.75 years in March 2023 to 2.34 years by March 2024. In our view, the Fund was relatively well positioned for the volatile interest rate environment. We rather steadily reduced the Fund’s duration profile during the Reporting Period given substantial sell-offs in interest rates during the fourth quarter of 2023 and subsequent rally as the market began to digest macroeconomic data pointing to rates likely staying higher for longer. (Option-adjusted duration, or effective duration, is a method of calculating the modified duration of a bond which includes a call provision to reflect the expected shortening effect of the issuer exercising his right to call the issue. It weighs the probability that the bond will be called based on the spread between its coupon rate and its yield, as well as the volatility of interest rates.)

The Fund’s opportunistic cash balance increased during the Reporting Period, as we sought to take advantage of a more active primary issuance market in the first months of 2024. We decreased the Fund’s allocation to bank loans given that market expectations were that the interest rate path upward appeared to have peaked. This led us to move the Fund’s allocation to bank loans from 27.5% of total net assets at the start of the Reporting Period back toward its historical baseline of a 15% of total net assets allocation.

From a sector perspective, we increased the Fund’s exposure to the energy sector. In our view, credit quality overall for energy issuers experienced secular improvement during the Reporting Period, especially among exploration and production companies, which had moved largely to the BB-rated category. We particularly positioned the Fund in names we believed had positive event risk via merger and acquisition. We also increased the Fund’s exposure to the leisure & restaurants sector, a shift driven by our view of attractive valuations and more resilient consumer spending. Conversely, we reduced the Fund’s exposure to the non-cable media sector, primarily broadcasting, as we felt secular changes in consumer viewing habits were creating stress throughout the TV ecosystem, including TV broadcasting. We also reduced the Fund’s exposure to the technology sector based on sluggish spending and highly levered capital within the sector. The result of these changes was an overall shift up in credit quality during the Reporting Period. More specifically, the Fund’s allocations to BBB-rated and BB-rated issuers increased during the Reporting Period, and its allocations to B-rated and CCC-rated holdings decreased.

In all, we increased the total number of holdings in the Fund’s portfolio during the Reporting Period by 12, ending the Reporting Period with 312 holdings, as believed tighter credit spreads encouraged a more diverse portfolio. At the same time, we maintained rather steady concentration in the Fund’s top holdings, with the top ten issuers making up approximately 12% of the Fund’s total net assets throughout the Reporting Period. We decreased the number of positions that comprise more than 1% of the Fund’s total net assets, from 12 to seven, as measured by market value. Overall, our emphasis on Fund portfolio diversification amid a tighter spread environment was reflected in the Fund’s holdings, with the total positions in the Fund with a market value greater than 50 basis points decreasing from 75 to 37. (A basis point is 1/100th of a percentage point.)

We maintained the Fund’s short position in a credit default swap high yield index. We believe we will continue to see market volatility as 2024 progresses. One of the key tenets of our investment philosophy is capital preservation, which leads us to take a more defensive, cautious position given certain market conditions. We also believe our hedged approach may provide for active downside management for investors seeking to mitigate market risk and volatility.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned at the end of March 2024?

A

At the end of the Reporting Period, we remained constructive on the leveraged credit market. While the market at the end of the Reporting Period was trading at tight credit spread levels, based on a historical perspective, key factors supporting valuations, in our view, included solid corporate balance sheets, healthy cash balances generally, relatively strong technicals (i.e., supply/demand factors), and an active primary market that enabled the leveraged credit market to cut maturities through 2026 to $514 billion from $841 billion one year prior.

Based on this view, we intend to seek to use market volatility going forward as an opportunity to selectively add to Fund holdings at attractive valuations, albeit with a strong focus on default avoidance and drawdown management. (A drawdown

34

FUND RESULTS

refers to how much an investment is down from the peak before it recovers back to the peak. Drawdowns are a measure of downside volatility.) That said, we remained mindful of the growing effect of higher interest rates on the economy over time as well as the upside inflation risks posed by tight labor markets and broader services price pressures—which together may create challenges for some corporate issuers and which may weigh on forward earnings. Additionally, the growing prevalence of distressed companies taking advantage of liquidity management exercises has become top of mind for us. Thus, given these concerns, we expect to maintain our up-in-quality bias for the Fund’s portfolio, and we remained wary of companies we believe may take aggressive approaches to addressing upcoming maturities and/or overleveraged balance sheets. Our focus at the end of the Reporting Period remained on higher quality bonds that we believe offer reasonable risk-adjusted credit spreads and select, high conviction, lower-rated idiosyncratic opportunities. We continued to closely monitor issuers to assess their ability to pass through inflation costs while maintaining operating margins and free cash flow. We had monetized certain investments that had achieved our price targets during the Reporting Period and expected at the end of the Reporting Period to maintain cash balances in anticipation of further opportunities to buy high quality names trading at a discount and/or what we see as attractive new issues. As always, we remain diligent as it relates to primary markets and seek to selectively add new credits that possess, in our view, attractive assets and strong fundamentals. As we grow increasingly confident in these credits, there is potential, we believe, for them to become core Fund portfolio holdings.

Reflecting these views, as of March 31, 2024, approximately 58.2% of the Fund’s total net assets was invested in unsecured debt obligations, 20.0% in bank loans, 10.3% in secured debt obligations, 3.4% in investment grade corporate bonds, less than 1% in preferred and other equity securities and 7.7% in cash and cash equivalents. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -10.0% in a credit default swap high yield index. The Fund had a total of 312 holdings at March 31, 2024, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being Transdigm, Match Group Holdings and CCO Holdings.

35

FUND RESULTS

Upon the recommendation of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), the Board of Trustees of the Goldman Sachs Trust approved changes on February 16, 2024 to the Fund’s name, investment objective, principal investment strategy, contractual management fee rate and benchmark index. These changes became effective after the close of business on April 17, 2024 (the “Effective Date”), which was after the close of the Reporting Period. The Fund’s name changed to the Goldman Sachs Short Duration High Yield Fund. The Fund’s contractual management fee rate was lowered from 1.00% to 0.55% of the Fund’s average daily net assets (at its then-current breakpoint). The Fund’s benchmark index changed from the ICE BofAML U.S. 3-Month Treasury Bill Index to the Bloomberg US High Yield Ba/B 1-5 Year Total Return USD Index. In connection with these changes, Peter Campo, Global Co-Head of High Yield and Bank Loans, became a portfolio manager of the Fund. Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income; Michael McGuiness, Vice President, Head of Opportunistic Corporate Credit and a portfolio manager within Global Fixed Income; and Aakah Thombre, Vice President, continue to serve as portfolio managers of the Fund.

After the Effective Date, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Beginning in mid-February 2024, the Investment Adviser gradually transitioned the Fund’s portfolio holdings in order to comply with the Fund’s new investment strategy on the Effective Date or shortly thereafter.

The Fund will experience higher portfolio turnover (i.e., the purchase and sale of securities and other instruments) as the Investment Adviser implements these changes to the investment strategy. A higher rate of portfolio turnover will result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the repositioning.

For more details on all of these changes, please see the Supplement dated February 16, 2024 to the Prospectuses, Summary Prospectuses and Statement of Additional Information, each dated July 28, 2023.

36

FUND BASICS

Short Duration High Yield Fund

as of March 31, 2024

FUND COMPOSITION*

Percentage of Net Assets

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

37

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS±

	Percentage of Net Assets

	as of 3/31/24	as of 3/31/23

Media	7.9%	9.2%

Oil Field Services	7.0	6.0

Retailing	6.2	5.5

Chemicals	5.0	5.1

Diversified Financial Services	4.5	4.9

Pipelines	4.3	2.6

Commercial Services	3.8	4.7

Aerospace & Defense	3.4	3.5

Internet	2.9	3.7

Leisure Time	2.5	1.8

Other	44.8	49.1

±

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 6.7% as of 3/31/24 and 0.0% as of 3/31/23. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

38

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Performance Summary

March 31, 2024

The following graph shows the value, as of March 31, 2024, of a $1,000,000 investment made on April 1, 2014 in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration High Yield Fund’s 10 Year Performance

 Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2014 through March 31, 2024.

Average Annual Total Return through March 31, 2024*	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced April 30, 2014)
Excluding sales charges	8.09%	2.54%	N/A	1.42%
Including sales charges	4.07%	1.76%	N/A	1.03%

Class C (Commenced April 30, 2014)
Excluding contingent deferred sales charges	7.30%	1.78%	N/A	0.65%
Including contingent deferred sales charges	6.25%	1.78%	N/A	0.65%

Institutional	8.45%	2.88%	1.77%	—

Investor (Commenced April 30, 2014)	8.50%	2.82%	N/A	1.68%

Class R6 (Commenced November 30, 2017)	8.46%	2.89%	N/A	2.31%

Class P (Commenced April 20, 2018)	8.46%	2.89%	N/A	2.41%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

39

FUND BASICS

Index Definitions

March 31, 2024

The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes.

The Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Credit Suisse Leveraged Loan Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Bloomberg Global Aggregate Corporate Index is a measure of global investment grade, fixed-rate corporate debt. This multimarkets issuers within the industrial, utility and financial sectors CDX indices are a family of tradable credit default swap indices covering North America and the emerging markets. TRS is an index based on Markit iBoxxTM USD Liquid Leveraged Loans Index, which is comprised of about 100 of the most liquid, tradable leveraged loans, as identified by Markit’s Loan Liquidity service. It is not possible to invest directly in an unmanaged index.

The ICE BofAML Three-Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that Issue is sold and rolled into a newly selected issue. It is not possible to invest directly in an unmanaged index.

The JP Morgan CEMBI Broad Diversified Index is a global, liquid corporate emerging-markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities.

It is not possible to invest directly in an unmanaged index.

40

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 91.4%

Argentina(a)(b) – 0.6%
YPF SA (NR/Caa3)
$190,000	9.500%		01/17/31	$193,308

Australia(a) – 0.5%
Santos Finance Ltd. (BBB-/NR)
200,000	4.125		09/14/27	189,558

Bermuda(a) – 0.6%
Inkia Energy Ltd. (B+/Ba2)
200,000	5.875		11/09/27	195,340

Brazil – 3.4%
B3 SA - Brasil Bolsa Balcao (NR/Ba1)
210,000	4.125		09/20/31	183,487
Banco do Brasil SA (B-/NR) (10 yr. CMT + 4.398%)
300,000	6.250	(a)(c)	10/15/24	299,883
Guara Norte SARL (NR/Baa3)
171,358	5.198		06/15/34	155,775
Petrobras Global Finance BV (BB/Ba1)
200,000	6.500	(a)	07/03/33	201,840
Samarco Mineracao SA (NR/B3) (PIK 9.049%, Cash 9.000%)
60,000	9.500	(a)(d)	06/30/31	54,000
Sitios Latinoamerica SAB de CV (NR/Baa3)
260,000	5.375	(a)	04/04/32	242,369
Vale Overseas Ltd. (BBB-/Baa3)
50,000	6.125	(a)	06/12/33	50,375

				1,187,729

British Indian Ocean Territory – 0.9%
Gohl Capital Ltd. (NR/Baa2)
310,000	4.250		01/24/27	297,794

Burundi – 0.7%
Eastern & Southern African Trade & Development Bank (NR/Baa3)
240,000	4.875		05/23/24	238,229

Canada(a) – 1.7%
First Quantum Minerals Ltd. (B/NR)
200,000	6.875		10/15/27	190,400
200,000	9.375	(b)	03/01/29	207,476
St. Mary’s Cement, Inc. (BBB/Baa3)
200,000	5.750	(b)	04/02/34	198,000

				595,876

Cayman Islands – 0.5%
DP World Crescent Ltd. (NR/Baa2)
200,000	3.875		07/18/29	187,688

Chile – 3.7%
Banco Santander Chile (A-/A2)
200,000	2.700	(a)	01/10/25	195,112
Cia Cervecerias Unidas SA (BBB/NR)
210,000	3.350	(a)	01/19/32	179,747
GNL Quintero SA (BBB+/Baa2)
323,600	4.634		07/31/29	315,611
Interchile SA (NR/Baa1)
250,000	4.500	(a)	06/30/56	202,891

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Chile (continued)
Inversiones CMPC SA (BBB/Baa3)
	$200,000	4.375%		04/04/27	$192,562
	230,000	3.000	(a)	04/06/31	196,003

					1,281,926

China(a) – 1.0%
Meituan (BBB/Baa3)
	200,000	3.050		10/28/30	171,334
Prosus NV (BBB/Baa3)
	200,000	4.193		01/19/32	173,250

					344,584

Colombia – 5.6%
Banco de Bogota SA (NR/Ba2)
	470,000	6.250		05/12/26	468,091
Ecopetrol SA (BB+/Baa3)
	660,000	8.625	(a)	01/19/29	696,732
Empresas Publicas de Medellin ESP (NR/Baa3)
	290,000	4.250	(a)	07/18/29	250,699
Geopark Ltd. (B+/NR)
	200,000	5.500	(a)	01/17/27	181,500
Oleoducto Central SA (BB+/Baa3)
	350,000	4.000	(a)	07/14/27	326,485

					1,923,507

Cyprus – 0.6%
MHP SE (CCC/NR)
	200,000	7.750		05/10/24	192,000

Czech Republic(a)(c) – 1.3%
Ceska sporitelna AS (BBB+/NR) (3 mo. EUR Euribor + 2.350%)
EUR	400,000	5.737		03/08/28	445,565

Dominican Republic(a) – 1.2%
Aeropuertos Dominicanos Siglo XXI SA (BB/Ba2)
	$400,000	6.750		03/30/29	406,750

Ghana(a) – 1.1%
Kosmos Energy Ltd. (B/B3u)
	400,000	7.125		04/04/26	393,625

Guatemala(a) – 2.2%
Banco Industrial SA (NR/B1) (5 yr. CMT + 4.442%)
	200,000	4.875	(c)	01/29/31	190,200
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL (NR/Ba2)
	200,000	5.250		04/27/29	189,728
CT Trust (NR/Ba2)
	200,000	5.125		02/03/32	176,130
Energuate Trust (NR/Ba2)
	220,000	5.875		05/03/27	210,306

					766,364

Hong Kong(a) – 1.2%
CAS Capital No. 1 Ltd. (BB/Ba2) (5 yr. CMT + 3.642%)
	200,000	4.000	(c)	07/12/26	183,250

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Hong Kong(a) (continued)
Melco Resorts Finance Ltd. (BB-/Ba3)
	$260,000	5.625%		07/17/27	$248,544

					431,794

Hungary(a)(c) – 0.6%
OTP Bank Nyrt (NR/Ba2) (-1X 5 yr. EURIBOR ICE Swap + 3.200%)

EUR	200,000	2.875		07/15/29	212,139

India(a) – 2.1%
Adani Ports & Special Economic Zone Ltd. (BBB-/Baa3)
	$200,000	4.200		08/04/27	184,750
IRB Infrastructure Developers Ltd. (NR/Ba2)
	200,000	7.110	(b)	03/11/32	202,937
JSW Hydro Energy Ltd. (NR/Ba1)
	161,000	4.125		05/18/31	142,485
JSW Infrastructure Ltd. (NR/Ba1)
	200,000	4.950		01/21/29	187,700

					717,872

Israel – 1.5%
Teva Pharmaceutical Finance Netherlands III BV (BB-/Ba2)
	200,000	7.125	(a)	01/31/25	200,942
	150,000	3.150		10/01/26	140,205
	200,000	4.750	(a)	05/09/27	193,566

					534,713

Jordan – 0.7%
Hikma Finance USA LLC (BBB-/WR)
	250,000	3.250		07/09/25	241,094

Kazakhstan(a) – 0.5%
Tengizchevroil Finance Co. International Ltd. (BB+/Baa2)
	200,000	2.625		08/15/25	190,000

Luxembourg – 2.0%
Acu Petroleo Luxembourg SARL (BB/Ba2)
	242,425	7.500	(a)	07/13/35	235,395
MHP Lux SA (CCC/NR)
	200,000	6.950		04/03/26	168,625
Rede D’or Finance SARL (BB/NR)
	320,000	4.500	(a)	01/22/30	287,216

					691,236

Macau(a) – 3.6%
MGM China Holdings Ltd. (B+/B1)
	200,000	4.750		02/01/27	190,111
Sands China Ltd. (BBB-/Baa2)
	360,000	4.050		01/08/26	346,050
	260,000	2.300		03/08/27	234,924
	200,000	5.400		08/08/28	196,198
Wynn Macau Ltd. (BB-/B1)
	270,000	5.500		10/01/27	258,188

					1,225,471

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Malaysia(a) – 0.5%
GENM Capital Labuan Ltd. (BBB-/NR)

$200,000	3.882%		04/19/31	$175,250

Mauritius(a) – 0.7%
Axian Telecom (B/NR)

240,000	7.375		02/16/27	232,932

Mexico – 8.2%
Banco Mercantil del Norte SA (BB-/Ba2) (5 yr. CMT + 4.967%)
230,000	6.750	(a)(c)	09/27/24	228,491
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (NR/A3)
230,000	5.375		04/17/25	228,604
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (NR/Baa2) (5 yr. CMT + 2.995%)
200,000	7.525	(a)(c)	10/01/28	208,312
BBVA Bancomer SA (BB/NR) (5 yr. CMT + 2.650%)
200,000	5.125	(a)(c)	01/18/33	185,188
Becle SAB de CV (BBB-/NR)
250,000	2.500	(a)	10/14/31	198,203
Bimbo Bakeries USA, Inc. (BBB+/Baa1)
200,000	6.050	(a)(b)	01/15/29	206,516
200,000	6.400	(a)(b)	01/15/34	213,396
Cemex SAB de CV (BB/NR) (5 yr. CMT + 5.157%)
340,000	9.125	(a)(c)	03/14/28	366,894
Cemex SAB de CV (BBB-/NR)
200,000	3.875	(a)	07/11/31	177,500
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332 (NR/Ba1)
400,000	4.375	(a)	07/22/31	322,875
Mexico City Airport Trust (BBB/Baa3)
330,000	4.250	(a)	10/31/26	318,707
200,000	5.500	(a)	07/31/47	168,813

				2,823,499

Mongolia(a) – 0.4%
Mongolian Mining Corp. (NR/NR)
10,000	10.000	(d)	10/01/24	9,983
Mongolian Mining Corp./Energy Resources LLC (NR/B3)
125,000	12.500		09/13/26	134,517

				144,500

Morocco – 1.5%
OCP SA (BB+/NR)
320,000	4.500		10/22/25	312,000
260,000	5.125	(a)	06/23/51	195,894

				507,894

Netherlands – 5.0%
Braskem Netherlands Finance BV (BB+/NR)
200,000	4.500	(a)	01/31/30	171,760
Minejesa Capital BV (NR/Baa3)
185,960	4.625		08/10/30	176,430
MV24 Capital BV (BB+/NR)

322,544	6.748		06/01/34	302,591

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Netherlands (continued)
NE Property BV (BBB/NR)
EUR	330,000	1.875	%(a)	10/09/26	$331,184
Prosus NV (BBB/Baa3)
	$200,000	3.257	(a)	01/19/27	184,500
	400,000	3.680	(a)	01/21/30	349,700
Vivo Energy Investments BV (BB+/Baa3)
	210,000	5.125	(a)	09/24/27	199,893

					1,716,058

Nigeria – 2.9%
Access Bank PLC (NR/Caa1)
	370,000	6.125		09/21/26	342,405
IHS Holding Ltd. (B+/NR)
	280,000	5.625	(a)	11/29/26	260,750
SEPLAT Energy PLC (B/Caa1)
	400,000	7.750	(a)	04/01/26	388,500

					991,655

Norway(a) – 0.5%
DNO ASA (NR/NR)

	190,000	7.875		09/09/26	189,525

Panama(a) – 2.4%
Aeropuerto Internacional de Tocumen SA (BBB/Baa3)
	200,000	4.000		08/11/41	147,157
	200,000	5.125		08/11/61	145,625
AES Panama Generation Holdings SRL (NR/Baa3)
	392,838	4.375		05/31/30	341,358
Telecomunicaciones Digitales SA (NR/Ba2)
	200,000	4.500		01/30/30	178,375

					812,515

Paraguay(a) – 1.4%
Banco Continental SAECA (NR/Ba1)
	300,000	2.750		12/10/25	280,695
Telefonica Celular del Paraguay SA (NR/Ba2)
	200,000	5.875		04/15/27	195,062

					475,757

Peru – 3.9%
Banco de Credito del Peru SA (BBB/NR)
	220,000	5.850	(a)(b)	01/11/29	221,826
Consorcio Transmantaro SA (NR/Baa3)
	240,000	4.700		04/16/34	225,600
Hunt Oil Co. of Peru LLC Sucursal Del Peru (NR/Ba1)
	400,000	8.550	(a)(b)	09/18/33	426,334
InRetail Consumer (BB+/Baa3)
	200,000	3.250	(a)	03/22/28	179,125
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA (NR/Ba1)
	320,000	3.500	(a)	08/02/28	276,000

					1,328,885

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Romania(a)(c) – 1.7%
Banca Comerciala Romana SA (NR/Baa2) (3 mo. EUR Euribor + 4.539%)
EUR	200,000	7.625%		05/19/27	$226,806
Banca Transilvania SA (NR/Ba1) (1 yr. EURIBOR ICE Swap + 5.580%)
	320,000	8.875		04/27/27	365,083

					591,889

Singapore – 1.8%
Continuum Energy Aura Pte. Ltd. (B+/NR)
	$200,000	9.500	(a)	02/24/27	207,875
LLPL Capital Pte. Ltd. (NR/Baa3)
	348,390	6.875		02/04/39	345,995
Modernland Overseas Pte. Ltd. (NR/Ca) (PIK 3.000%, Cash 2.000%)
	200,000	5.000	(a)(d)	04/30/27	65,000

					618,870

South Africa – 4.2%
Absa Group Ltd. (NR/B2) (5 yr. CMT + 5.411%)
	240,000	6.375	(a)(c)	05/27/26	230,520
Bidvest Group U.K. PLC (NR/Ba2)
	230,000	3.625	(a)	09/23/26	214,130
Eskom Holdings SOC Ltd. (B/B2)
	200,000	7.125		02/11/25	199,100
Eskom Holdings SOC Ltd. (BB-/Ba2)(e)
	200,000	4.314		07/23/27	183,742
MTN Mauritius Investments Ltd. (BB-/Ba2)
	320,000	6.500		10/13/26	322,500
Sasol Financing USA LLC (BB+/Ba1)
	290,000	8.750	(a)	05/03/29	295,166

					1,445,158

Supranational – 1.0%
African Export-Import Bank (NR/Baa1)
	200,000	2.634	(a)	05/17/26	186,758
Eastern & Southern African Trade & Development Bank (NR/Baa3)
	200,000	4.125		06/30/28	174,754

					361,512

Thailand(a)(c) – 0.5%
Muang Thai Life Assurance PCL (NR/NR) (10 yr. CMT + 2.400%)

	200,000	3.552		01/27/37	186,188

Turkey – 5.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS (BB+/NR)
	320,000	3.375	(a)	06/29/28	278,400
Coca-Cola Icecek AS (BB+/NR)
	200,000	4.500	(a)	01/20/29	187,375
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS (NR/B3)
	268,101	9.500	(a)	07/10/36	249,669
Mersin Uluslararasi Liman Isletmeciligi AS (B+/NR)

	500,000	8.250	(a)(b)	11/15/28	516,562

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Turkey (continued)
Turkiye Garanti Bankasi AS (NR/Caa2) (5 yr. CMT + 4.090%)
	$200,000	8.375	%(a)(b)(c)	02/28/34	$199,875
Yapi ve Kredi Bankasi AS (NR/B3)
	400,000	9.250	(b)	10/16/28	424,550

					1,856,431

Ukraine – 0.6%
Metinvest BV (CCC+/NR)

EUR	220,000	5.625		06/17/25	213,019

United Arab Emirates – 2.4%
Galaxy Pipeline Assets Bidco Ltd. (NR/Aa2)
	$494,344	2.160		03/31/34	425,445
NBK Tier 1 Financing 2 Ltd. (NR/Baa3) (6 yr. CMT + 2.832%)
	400,000	4.500	(a)(c)	08/27/25	386,000

					811,445

United Kingdom(a) – 1.2%
Endeavour Mining PLC (BB-/NR)
	220,000	5.000		10/14/26	207,487
Tullow Oil PLC (CCC+/Caa2)
	200,000	7.000		03/01/25	193,938

					401,425

United States(a) – 2.7%
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Partners (BB-/Ba3)
	400,000	4.050		04/27/26	375,152
GCC SAB de CV (BBB-/NR)
	200,000	3.614		04/20/32	171,106
Resorts World Las Vegas LLC/RWLV Capital, Inc. (BB+/NR)
	200,000	4.625		04/16/29	182,506
Sagicor Financial Co. Ltd. (BBB/NR)
	230,000	5.300		05/13/28	219,650

					948,414

Uzbekistan – 2.1%
Ipoteka-Bank ATIB (BB-/NR)
	400,000	5.500		11/19/25	384,750
Uzbek Industrial & Construction Bank ATB (BB-/NR)
	330,000	5.750		12/02/24	324,637

					709,387

Venezuela(f) – 1.9%
Petroleos de Venezuela SA (NR/NR)

	9,280,000	6.000		10/28/22	642,779

Vietnam(a) – 0.7%
Mong Duong Finance Holdings BV (NR/Ba2)

	249,018	5.125		05/07/29	237,812

TOTAL CORPORATE OBLIGATIONS (Cost $32,481,657)					$31,506,961

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – 5.5%

Hungary – 0.6%
Hungary Government International Bonds (BBB-/Baa2)

	$200,000	6.125%	05/22/28	$205,062

Morocco – 0.9%
Morocco Government International Bonds (BB+/Ba1u)

	310,000	6.500	09/08/33	320,100

Poland(b)(e) – 1.0%
Bank Gospodarstwa Krajowego (NR/A2)

	340,000	6.250	10/31/28	354,892

Romania – 0.8%
Romania Government International Bonds (BBB-/Baa3)

	300,000	3.000	02/27/27	280,125

Russia(f) – 0.4%
Russia Federal Bonds - OFZ (NR/WR)

RUB	23,825,000	7.050	01/19/28	124,819

Uzbekistan – 1.8%
National Bank of Uzbekistan (BB-/NR)
	$200,000	4.850	10/21/25	192,500
Republic of Uzbekistan International Bonds (BB-/NR)
	400,000	7.850 (b)	10/12/28	418,375

				610,875

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,031,848)				$1,895,873

Shares		Dividend Rate		Value

Investment Company(g) – 0.6%

Goldman Sachs Financial Square Government Fund — Institutional Shares
	191,359	5.211%		$191,359

(Cost $191,359)

TOTAL INVESTMENTS – 97.5% (Cost $34,704,864)				$33,594,193

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%				877,466

NET ASSETS – 100.0%				$34,471,659

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(d)	Pay-in-kind securities.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $538,634, which represents approximately 2% of the Fund’s net assets as of March 31, 2024.

(f)	Security is currently in default and/or non-income producing.

(g)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	USD	1,851,291	EUR	1,712,726	05/08/24	$695

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	10	06/18/24	$1,107,969	$ 2,029
2 Year U.S. Treasury Notes	2	06/28/24	408,969	(504)
20 Year U.S. Treasury Bonds	7	06/18/24	843,062	9,924
Ultra 10-Year U.S. Treasury Note	2	06/18/24	229,219	684
Ultra Long U.S. Treasury Bonds	6	06/18/24	774,000	10,307

Total				$22,440

Short position contracts:
5 Year U.S. Treasury Notes	(3)	06/28/24	(321,047)	74

TOTAL FUTURES CONTRACTS				$22,514

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.250%(b)	6M EURO(c)	06/19/26	EUR	160	$(951)	$ (691)	$ (260)
3.000(b)	6M EURO(c)	06/19/29		110	(2,275)	(1,613)	(662)
3.000(b)	6M EURO(c)	06/19/31		100	(3,165)	(2,317)	(848)
6M EURO(c)	3.000%(b)	06/19/34		140	6,014	5,632	382

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.000%(b)	6M EURO(c)	06/19/39	EUR	110	$(6,245)	$(4,437)	$(1,808)

TOTAL					$(6,622)	$(3,426)	$(3,196)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.
(b)	Payments made annually.
(c)	Payments made semi-annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
Republic of South Africa, 5.875%, 9/16/2025	(1.000)%	2.570%	06/20/29	$ 410	$28,569	$27,236	$1,333

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Currency Abbreviations:
EUR	—Euro
RUB	—Russian Ruble
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
EURIBOR	—Euro Interbank Offered Rate
ICE	—Inter-Continental Exchange
LLC	—Limited Liability Company
MTN	—Medium Term Note
NR	—Not Rated
PIK	—Payment in kind
PLC	—Public Limited Company
WR	—Withdrawn Rating

Abbreviation:
EURO	—Euro Offered Rate

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 72.9%

Angola – 1.8%
Angola Government International Bonds (B-/B3)
	$1,730,000	8.000%		11/26/29	$1,612,684
	450,000	8.750	(a)	04/14/32	414,000
	1,040,000	9.125		11/26/49	881,075
Angola Government International Bonds (NR/B3)
	327,000	9.500		11/12/25	333,029
	320,000	8.250		05/09/28	308,300
	2,160,000	8.250	(a)	05/09/28	2,081,025
	2,310,000	9.375		05/08/48	1,993,097

					7,623,210

Argentina(b) – 1.1%
Argentina Republic Government International Bonds (CCC/NR)
EUR	120,088	0.500		07/09/29	61,863
	$49,348	1.000		07/09/29	26,309
	1,054,677	0.750	(c)	07/09/30	547,443
	3,555,877	3.625	(c)	07/09/35	1,472,133
	2,780,000	4.250	(c)	01/09/38	1,287,140
	3,084,455	3.500	(c)	07/09/41	1,239,951

					4,634,839

Azerbaijan – 0.7%
Republic of Azerbaijan International Bonds (NR/Ba1u)
	3,280,000	3.500		09/01/32	2,781,440

Bahrain – 2.3%
Bahrain Government International Bonds (B+/B2u)
	1,510,000	7.375	(a)	05/14/30	1,569,928
	1,320,000	5.625	(a)	09/30/31	1,244,100
	680,000	5.450		09/16/32	622,838
	820,000	5.450	(a)	09/16/32	751,069
Bahrain Government International Bonds (B+/NR)
	1,490,000	4.250	(a)	01/25/28	1,389,891
	2,390,000	6.750		09/20/29	2,412,406
	1,230,000	5.250		01/25/33	1,093,547
CBB International Sukuk Programme Co. WLL (B+/B2u)
	890,000	3.950	(a)	09/16/27	842,705

					9,926,484

Benin(a) – 0.4%
Benin Government International Bonds (B+/B1)
	350,000	7.960		02/13/38	340,922
Benin Government International Bonds (B+/NR)
EUR	1,420,000	4.875		01/19/32	1,290,682

					1,631,604

Bermuda(b) – 0.2%
Bermuda Government International Bonds (A+/A2)
	$700,000	2.375		08/20/30	586,687
	580,000	3.375		08/20/50	389,688

					976,375

Brazil – 2.2%
Brazil Government International Bonds (BB/Ba2)
	705,000	3.875		06/12/30	635,557
	1,660,000	6.000		10/20/33	1,642,570

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Brazil (continued)
$3,350,000	4.750	%(b)	01/14/50	$2,505,800
Brazil Government International Bonds (BB/NR)
920,000	6.250		03/18/31	937,020
2,010,000	6.125		03/15/34	1,988,895
1,550,000	7.125		05/13/54	1,562,400

				9,272,242

Chile(b) – 1.8%
Chile Government International Bonds (A/A2)
400,000	2.550		07/27/33	325,476
710,000	3.500		01/31/34	622,761
1,240,000	4.340		03/07/42	1,082,287
390,000	3.500		01/25/50	284,174
1,420,000	4.000		01/31/52	1,122,244
280,000	5.330		01/05/54	269,588
2,820,000	3.100		01/22/61	1,778,362
3,200,000	3.250		09/21/71	2,022,000

				7,506,892

Colombia(b) – 3.8%
Colombia Government International Bonds (BB+/Baa2)
1,650,000	4.500		03/15/29	1,515,525
2,790,000	3.000		01/30/30	2,308,725
3,890,000	3.125		04/15/31	3,102,275
1,300,000	3.250		04/22/32	1,011,400
1,010,000	8.000		04/20/33	1,066,560
1,750,000	7.500		02/02/34	1,785,875
420,000	8.000		11/14/35	441,000
920,000	5.625		02/26/44	730,020
1,660,000	5.000		06/15/45	1,201,010
1,290,000	4.125		05/15/51	801,735
840,000	8.750		11/14/53	910,980
2,320,000	3.875		02/15/61	1,338,640

				16,213,745

Costa Rica – 1.6%
Costa Rica Government International Bonds (BB-/B1)
880,000	6.125		02/19/31	890,450
3,833,000	6.550	(a)(b)	04/03/34	3,967,155
470,000	5.625		04/30/43	424,469
930,000	7.000		04/04/44	959,760
460,000	7.300	(a)(b)	11/13/54	488,893

				6,730,727

Dominican Republic – 3.0%
Dominican Republic International Bonds (BB/Ba3)
450,000	6.875		01/29/26	454,275
1,310,000	5.950		01/25/27	1,302,140
940,000	5.500	(a)(b)	02/22/29	909,920
300,000	5.500	(b)	02/22/29	290,400
2,900,000	4.500	(a)	01/30/30	2,634,650
830,000	4.500		01/30/30	754,055
2,020,000	7.050	(a)(b)	02/03/31	2,091,962
199,000	6.850		01/27/45	196,712
1,700,000	6.500	(a)	02/15/48	1,616,594

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Dominican Republic (continued)
$360,000	6.400	%(a)	06/05/49	$338,175
2,330,000	5.875		01/30/60	1,981,228

				12,570,111

Ecuador – 1.7%
Ecuador Government International Bonds (B-/NR)
1,462,360	0.000	(a)(d)	07/31/30	720,944
2,739,000	0.000	(d)	07/31/30	1,350,327
2,397,000	6.000	(c)	07/31/30	1,622,769
6,008,455	3.500	(a)(c)	07/31/35	3,148,430
769,000	3.500	(c)	07/31/35	402,956

				7,245,426

Egypt – 2.2%
Egypt Government International Bonds (B-/Caa1)
2,240,000	7.300		09/30/33	1,835,400
200,000	8.750		09/30/51	161,750
1,720,000	7.500		02/16/61	1,234,100
Egypt Government International Bonds (B-/Caa1u)
510,000	7.053		01/15/32	422,503
700,000	7.625	(a)	05/29/32	596,969
2,530,000	8.700		03/01/49	2,046,928
1,870,000	8.875	(a)	05/29/50	1,537,491
1,850,000	8.875		05/29/50	1,521,047
Egypt Government International Bonds (NR/Caa1)
210,000	8.500		01/31/47	166,687

				9,522,875

El Salvador – 1.0%
El Salvador Government International Bonds (B-/Caa3u)
830,000	6.375		01/18/27	722,100
380,000	8.625		02/28/29	330,362
1,030,000	8.250		04/10/32	856,445
610,000	7.650		06/15/35	464,515
1,100,000	7.625		02/01/41	805,200
830,000	7.125	(b)	01/20/50	572,181
650,000	9.500	(a)(b)	07/15/52	540,516

				4,291,319

Ghana(e) – 1.1%
Ghana Government International Bonds (D/Ca)
796,000	6.375		02/11/27	409,194
960,000	7.750		04/07/29	497,400
800,000	7.625		05/16/29	411,000
560,000	8.125	(a)	03/26/32	284,900
664,000	8.625		04/07/34	341,545
810,000	7.875		02/11/35	416,137
490,000	8.875		05/07/42	247,573
304,000	8.875	(a)	05/07/42	153,596
210,000	8.627	(a)	06/16/49	105,656
379,000	8.627		06/16/49	190,684
440,000	8.950		03/26/51	224,675
Ghana Government International Bonds (NR/Caa3)
1,970,000	10.750		10/14/30	1,341,447

				4,623,807

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Guatemala – 2.0%
Guatemala Government Bonds (BB/Ba1)
	$2,560,000	4.375	%(a)	06/05/27	$2,444,800
	1,330,000	5.250	(a)(b)	08/10/29	1,287,841
	470,000	5.250	(b)	08/10/29	455,102
	1,270,000	4.900	(b)	06/01/30	1,212,056
	430,000	7.050	(b)	10/04/32	456,338
	350,000	7.050	(a)(b)	10/04/32	371,438
	1,090,000	6.125	(a)(b)	06/01/50	1,009,885
Guatemala Government Bonds (BB/NR)
	1,640,000	4.650	(b)	10/07/41	1,317,637

					8,555,097

Honduras(a)(b) – 0.1%
Honduras Government International Bonds (BB-/B1)
	710,000	5.625		06/24/30	630,901

Hungary – 3.8%
Hungary Government International Bonds (BBB-/Baa2)
	2,840,000	6.125	(a)	05/22/28	2,911,887
	520,000	6.125		05/22/28	533,163
	1,670,000	5.250		06/16/29	1,653,300
	1,870,000	5.250	(a)	06/16/29	1,851,300
	1,770,000	2.125		09/22/31	1,404,477
	2,580,000	6.250	(a)	09/22/32	2,684,006
	630,000	5.500	(a)	06/16/34	619,763
	1,450,000	5.500	(a)	03/26/36	1,408,766
	2,560,000	3.125		09/21/51	1,620,800
	580,000	6.750	(a)	09/25/52	622,966
Magyar Export-Import Bank Zrt (BBB-/NR)(f)
	790,000	6.125	(a)(b)	12/04/27	794,938

					16,105,366

Indonesia – 1.3%
Indonesia Government International Bonds (BBB/Baa2)
	1,170,000	4.650	(b)	09/20/32	1,137,954
EUR	870,000	1.100		03/12/33	744,427
	$350,000	4.625		04/15/43	325,938
	420,000	5.650	(b)	01/11/53	437,456
	1,950,000	3.200	(b)	09/23/61	1,294,312
	1,490,000	3.350		03/12/71	992,712
Perusahaan Penerbit SBSN Indonesia III (BBB/Baa2)
	572,000	3.800	(a)	06/23/50	442,406

					5,375,205

Iraq(b) – 0.3%
Iraq International Bonds (NR/NR)
	1,355,000	5.800		01/15/28	1,278,358

Ivory Coast – 1.0%
Ivory Coast Government International Bonds (BB-/Ba2)
	770,000	6.375		03/03/28	759,894
EUR	680,000	5.250		03/22/30	682,952
	$420,000	7.625	(a)	01/30/33	416,850
	1,900,000	6.125		06/15/33	1,707,625
	680,000	8.250	(a)	01/30/37	680,850

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Ivory Coast (continued)
Ivory Coast Government International Bonds (BB-/NR)
	$128,867	5.750	%(b)(c)	12/31/32	$122,082

					4,370,253

Jamaica – 0.4%
Jamaica Government International Bonds (BB-/B1)
	1,400,000	7.875		07/28/45	1,647,188

Jordan – 1.0%
Jordan Government International Bonds (B+/B1)
	1,455,000	5.750		01/31/27	1,406,803
	480,000	7.500	(a)	01/13/29	479,250
	800,000	5.850	(a)	07/07/30	736,000
	1,700,000	5.850		07/07/30	1,564,000

					4,186,053

Kenya – 0.6%
Republic of Kenya Government International Bonds (B/B3u)
	510,000	7.000	(a)	05/22/27	497,250
	240,000	7.250		02/28/28	229,106
	400,000	7.250	(a)	02/28/28	381,844
	550,000	9.750	(a)	02/16/31	562,375
	200,000	8.000	(a)	05/22/32	187,438
	820,000	8.250		02/28/48	705,200

					2,563,213

Macedonia(a) – 0.2%
North Macedonia Government International Bonds (BB-/NR)
EUR	640,000	2.750		01/18/25	676,223
	320,000	6.960	(b)	03/13/27	361,415

					1,037,638

Maldives(a) – 0.1%
Maldives Sukuk Issuance Ltd. (NR/Caa1)
	$600,000	9.875		04/08/26	514,125

Mexico(b) – 2.4%
Mexico Government International Bonds (BBB/Baa2)
	2,140,000	2.659		05/24/31	1,784,760
	710,000	4.875		05/19/33	673,169
	200,000	6.000		05/07/36	200,400
EUR	560,000	2.250		08/12/36	478,038
	$1,240,000	4.280		08/14/41	996,960
EUR	1,110,000	2.125		10/25/51	715,146
	$1,250,000	6.338		05/04/53	1,236,328
	5,119,000	3.771		05/24/61	3,333,749
	1,400,000	3.750		04/19/71	893,813

					10,312,363

Mongolia – 0.4%
Mongolia Government International Bonds (B/B3u)
	280,000	5.125	(a)	04/07/26	272,037
	280,000	3.500		07/07/27	252,000
	460,000	3.500	(a)	07/07/27	414,000
	720,000	8.650	(a)	01/19/28	756,900

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Mongolia (continued)
	$200,000	7.875	%(a)	06/05/29	$206,272

					1,901,209

Morocco – 1.6%
Morocco Government International Bonds (BB+/Ba1u)
	640,000	2.375	(a)	12/15/27	570,400
	730,000	2.375		12/15/27	650,612
	1,230,000	5.950	(a)	03/08/28	1,243,837
	270,000	5.950		03/08/28	273,038
EUR	710,000	1.500	(a)	11/27/31	616,138
	$690,000	3.000	(a)	12/15/32	554,588
	1,390,000	6.500	(a)	09/08/33	1,435,286
	1,230,000	4.000		12/15/50	841,012
Morocco Government International Bonds (BB+/NR)
	510,000	5.500		12/11/42	448,641

					6,633,552

Nigeria – 2.4%
Nigeria Government International Bonds (B-/Caa1)
	2,865,000	6.500		11/28/27	2,693,995
	630,000	6.125	(a)	09/28/28	570,150
	2,080,000	6.125		09/28/28	1,882,400
	1,518,000	7.143		02/23/30	1,378,534
	1,320,000	7.875		02/16/32	1,195,837
	1,050,000	7.696	(a)	02/23/38	862,969
	680,000	7.625		11/28/47	528,913
	1,215,000	8.250		09/28/51	995,161

					10,107,959

Oman – 3.7%
Oman Government International Bonds (BB+/Ba1)
	990,000	4.750		06/15/26	972,675
	700,000	5.375		03/08/27	696,500
	1,500,000	6.500		03/08/47	1,512,187
Oman Government International Bonds (NR/Ba1)
	1,740,000	6.750	(a)	10/28/27	1,810,144
	3,960,000	5.625		01/17/28	3,978,295
	2,880,000	6.000		08/01/29	2,943,900
	200,000	6.250		01/25/31	207,063
	1,390,000	7.375	(a)	10/28/32	1,544,637
	1,420,000	6.750	(a)	01/17/48	1,454,613
	550,000	6.750		01/17/48	563,406

					15,683,420

Pakistan – 1.5%
Pakistan Government International Bonds (CCC+/Caa3)
	1,438,000	8.250		04/15/24	1,431,673
	730,000	6.875		12/05/27	624,150
	500,000	7.875		03/31/36	381,305
Pakistan Government International Bonds (NR/Caa3)
	320,000	8.250		09/30/25	300,835
	1,630,000	7.375		04/08/31	1,279,729
	2,010,000	8.875		04/08/51	1,516,922

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2024

	Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Pakistan (continued)
Pakistan Water & Power Development Authority (CCC+/NR)
	$940,000	7.500%		06/04/31	$688,668

					6,223,282

Panama – 1.7%
Panama Government International Bonds (BBB/Baa3)
	470,000	6.875	(b)	01/31/36	457,809
	1,190,000	4.500	(b)	04/16/50	799,531
	460,000	6.853	(b)	03/28/54	415,610
	1,990,000	4.500	(b)	04/01/56	1,288,525
	3,101,000	3.870	(b)	07/23/60	1,783,075
	1,410,000	4.500	(b)	01/19/63	901,519
Panama Notas del Tesoro (BBB/Baa3)
	1,460,000	3.750		04/17/26	1,396,125

					7,042,194

Paraguay – 1.5%
Paraguay Government International Bonds (BB+/Ba1)
	469,000	5.000	(a)	04/15/26	462,139
	2,190,000	4.700	(a)	03/27/27	2,133,197
	340,000	4.950	(a)(b)	04/28/31	327,724
	3,229,000	2.739	(a)(b)	01/29/33	2,613,472
	1,000,000	5.400	(b)	03/30/50	879,687

					6,416,219

Peru(b) – 0.9%
Peru Government International Bonds (BBB/Baa1)
EUR	580,000	1.250		03/11/33	496,480
	$1,670,000	2.780		12/01/60	963,903
	330,000	3.600		01/15/72	218,831
	3,630,000	3.230		07/28/21(g)	2,090,653

					3,769,867

Philippines – 0.4%
Philippines Government International Bonds (BBB+/Baa2)
	1,870,000	3.200		07/06/46	1,344,647
	330,000	5.950		10/13/47	352,894

					1,697,541

Poland – 2.6%
Bank Gospodarstwa Krajowego (NR/A2)(f)
	1,380,000	6.250	(a)	10/31/28	1,440,444
Republic of Poland Government International Bonds (A-/A2)
	1,390,000	4.625	(b)	03/18/29	1,377,712
	1,310,000	5.750	(b)	11/16/32	1,371,452
	2,820,000	5.125	(b)	09/18/34	2,810,892
	1,430,000	5.500	(b)	04/04/53	1,429,585
	2,710,000	5.500	(b)	03/18/54	2,689,811

					11,119,896

Qatar – 0.5%
Qatar Government International Bonds (AA/Aa2)
	1,790,000	4.400		04/16/50	1,584,710
	830,000	4.400	(a)	04/16/50	734,809

					2,319,519

	Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

Romania – 2.0%
Romania Government International Bonds (BBB-/Baa3)
	$1,520,000	3.000	%(a)	02/27/27	$1,419,300
	2,400,000	6.625	(a)	02/17/28	2,470,824
	920,000	6.625		02/17/28	949,900
EUR	1,130,000	1.750	(a)	07/13/30	1,000,424
	$1,050,000	3.000	(a)	02/14/31	882,656
EUR	700,000	2.124	(a)	07/16/31	617,372
	$20,000	3.625	(a)	03/27/32	17,181
EUR	140,000	3.375		01/28/50	106,577
	$530,000	4.000		02/14/51	375,839
	740,000	7.625	(a)	01/17/53	821,400

					8,661,473

Saudi Arabia – 1.9%
Saudi Government International Bonds (NR/A1)
	1,430,000	4.750	(a)	01/16/30	1,415,253
	1,360,000	5.000	(a)	01/18/53	1,217,200
	200,000	3.750		01/21/55	144,563
	1,770,000	3.750	(a)	01/21/55	1,279,378
	5,100,000	4.500	(a)	04/22/60	4,201,125

					8,257,519

Senegal – 0.4%
Senegal Government International Bonds (B+/Ba3)
EUR	1,080,000	4.750		03/13/28	1,050,827
	$400,000	6.250		05/23/33	341,250
	200,000	6.750		03/13/48	147,500

					1,539,577

Serbia – 1.3%
Serbia International Bonds (BB+/Ba2)
	1,800,000	6.250	(a)	05/26/28	1,836,563
EUR	1,170,000	1.000	(a)	09/23/28	1,072,127
	$1,190,000	2.125		12/01/30	942,703
EUR	520,000	1.650		03/03/33	418,823
	$880,000	6.500	(a)	09/26/33	897,875
EUR	290,000	2.050		09/23/36	218,909
Serbia International Bonds (NR/Ba2)
	100,000	3.125		05/15/27	103,772

					5,490,772

South Africa – 2.5%
Republic of South Africa Government International Bonds (BB-/Ba2)
	$3,890,000	4.850		09/30/29	3,486,412
	400,000	5.875		06/22/30	369,000
	1,500,000	5.875		04/20/32	1,351,875
	530,000	6.250		03/08/41	437,250
	1,390,000	5.375		07/24/44	1,007,750
	430,000	5.000		10/12/46	288,745
	1,530,000	5.750		09/30/49	1,111,163
	890,000	7.300		04/20/52	770,963
Republic of South Africa Government International Bonds (NR/Ba2)
	280,000	4.850		09/27/27	266,000

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

	Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

South Africa (continued)
	$1,850,000	5.650%		09/27/47	$1,343,562

					10,432,720

Sri Lanka(e) – 1.0%
Sri Lanka Government International Bonds (D/Ca)
	370,000	6.850		03/14/24	216,028
	1,020,000	6.850	(a)	11/03/25	611,044
	1,150,000	6.200		05/11/27	678,500
	787,000	6.750		04/18/28	463,346
	470,000	6.750	(a)	04/18/28	276,712
	490,000	7.550		03/28/30	287,569
	3,010,000	7.550	(a)	03/28/30	1,766,494

					4,299,693

Trinidad and Tobago(a)(b) – 0.3%
Trinidad & Tobago Government International Bonds (BBB-/Ba2)
	1,560,000	4.500		06/26/30	1,459,575

Tunisia – 0.4%
Tunisian Republic (NR/Caa2)
	1,890,000	5.750		01/30/25	1,780,734

Turkey – 3.6%
Hazine Mustesarligi Varlik Kiralama AS (NR/B3)
	2,130,000	5.125		06/22/26	2,072,091
	1,000,000	8.509	(a)	01/14/29	1,060,000
Turkiye Government International Bonds (NR/B3)
	1,550,000	5.250		03/13/30	1,402,266
	2,200,000	5.950		01/15/31	2,035,000
	880,000	5.875		06/26/31	807,675
	2,670,000	6.500		09/20/33	2,503,125
	2,202,000	7.625		05/15/34	2,210,257
	1,750,000	6.000		01/14/41	1,442,109
	780,000	4.875		04/16/43	547,950
	1,470,000	5.750		05/11/47	1,119,497

					15,199,970

Ukraine – 1.1%
Ukraine Government International Bonds (CC/Cau)
	2,600,000	7.750		09/01/27	881,400
	1,490,000	7.750		09/01/29	491,700
Ukraine Government International Bonds (CC/NR)
EUR	1,380,000	6.750		06/20/28	444,411
	1,460,000	4.375	(a)	01/27/32	419,770
	970,000	4.375		01/27/32	278,888
	$1,450,000	7.375		09/25/34	422,675
	873,000	7.253	(a)	03/15/35	253,606
	3,120,000	7.253		03/15/35	906,360
	648,000	7.750	(b)(e)(h)	08/01/41	358,020

					4,456,830

United Arab Emirates – 0.6%
Emirate of Dubai Government International Bonds (NR/NR)
	2,160,000	3.900		09/09/50	1,600,425
Finance Department Government of Sharjah (BBB-/Ba1)
	490,000	3.625	(a)	03/10/33	413,437

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations (continued)

United Arab Emirates (continued)
$841,000	4.000	%(a)	07/28/50	$553,746

				2,567,608

Uruguay – 1.0%
Uruguay Government International Bonds (BBB+/Baa1)
2,295,920	5.750	(b)	10/28/34	2,423,631
1,850,000	4.975		04/20/55	1,736,109

				4,159,740

Uzbekistan – 1.2%
National Bank of Uzbekistan (BB-/NR)
1,560,000	4.850		10/21/25	1,501,500
Republic of Uzbekistan International Bonds (BB-/NR)
940,000	7.850	(a)	10/12/28	983,181
1,120,000	5.375		02/20/29	1,055,250
270,000	5.375	(a)	02/20/29	254,391
600,000	3.700	(a)	11/25/30	500,250
1,000,000	3.700		11/25/30	833,750

				5,128,322

Vietnam(b)(f) – 0.1%
Viet Nam Debt & Asset Trading Corp. (NR/NR)
280,000	1.000		10/10/25	251,720

Zambia(e) – 0.2%
Zambia Government International Bonds (D/NR)
520,000	8.500		04/14/24	382,850
600,000	8.970		07/30/27	440,250

				823,100

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $327,660,396)				$309,550,867

Corporate Obligations – 23.5%

Australia(b) – 0.2%
Santos Finance Ltd. (BBB-/Baa3)
$363,000	6.875%		09/19/33	$384,105
Santos Finance Ltd. (BBB-/NR)
680,000	5.250		03/13/29	660,939

				1,045,044

Bermuda(a)(b) – 0.3%
Tengizchevroil Finance Co. International Ltd. (BB+/Baa2)
1,280,000	2.625		08/15/25	1,216,000

Brazil – 0.6%
Banco do Brasil SA (B-/NR) (10 yr. CMT + 4.398%)
1,370,000	6.250	(b)(h)	10/15/24	1,369,465
Banco do Brasil SA (NR/Ba2)
640,000	6.000	(a)	03/18/31	638,880
BRF SA (NR/Ba3)
420,000	4.875	(b)	01/24/30	375,329

				2,383,674

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

British Virgin Islands – 0.1%
Easy Tactic Ltd. (NR/NR) (PIK 7.500%, Cash 6.500%)
$441,612	6.500	%(b)(i)	07/11/28	$14,352
SF Holding Investment 2021 Ltd. (A-/A3)
390,000	2.375		11/17/26	361,725

				376,077

Burundi – 0.9%
Eastern & Southern African Trade & Development Bank (NR/Baa3)
3,740,000	4.875		05/23/24	3,712,399

Cayman Islands – 0.3%
DP World Crescent Ltd. (NR/Baa2)
1,060,000	3.750	(b)	01/30/30	983,813
Meituan (NR/Baa3)
200,000	0.000	(d)(j)	04/27/27	187,100

				1,170,913

Chile – 0.6%
Empresa de los Ferrocarriles del Estado (A/NR)
600,000	3.068	(a)(b)	08/18/50	363,189
Empresa de Transporte de Pasajeros Metro SA (NR/A3)
830,000	3.650	(a)(b)	05/07/30	757,026
GNL Quintero SA (BBB+/Baa2)
686,032	4.634		07/31/29	669,096
Inversiones CMPC SA (BBB/Baa3)
200,000	3.850	(b)	01/13/30	182,500
540,000	6.125	(a)(b)	06/23/33	549,619
Inversiones CMPC SA (BBB/NR)
200,000	6.125	(a)(b)	02/26/34	203,300

				2,724,730

China(b) – 0.3%
China Aoyuan Group Ltd. (NR/NR)
370,000	5.980	(e)	08/18/25	5,550
Fantasia Holdings Group Co. Ltd. (NR/NR)
340,000	10.875	(e)	03/02/24	5,100
Fantasia Holdings Group Co. Ltd. (NR/WR)
200,000	11.875	(e)	06/01/23	3,000
Meituan (BBB/Baa3)
450,000	3.050		10/28/30	385,502
Prosus NV (BBB/Baa3)
420,000	4.193		01/19/32	363,825
Redsun Properties Group Ltd. (NR/Caa3u)
220,000	9.700	(e)	04/16/23	1,100
Shimao Group Holdings Ltd. (NR/NR)
310,000	5.600	(e)	07/15/26	10,075
1,020,000	5.200	(e)	01/16/27	33,150
550,000	4.600	(e)	07/13/30	16,500
400,000	3.450	(e)	01/11/31	12,000
Sunac China Holdings Ltd. (NR/NR)
150,190	0.000	(a)(d)(e)	09/30/28	30,413
(PIK 6.000%, Cash 5.000%)
122,441	6.000	(a)(e)(i)	09/30/26	13,775
(PIK 6.000%, Cash 5.000%)
367,327	7.000	(a)(e)(i)	09/30/29	24,795

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

China(b) (continued)
(PIK 6.250%, Cash 5.250%)
$122,441	6.250	%(a)(e)(i)	09/30/27	$12,183
(PIK 6.500%, Cash 5.500%)
244,883	6.500	(a)(e)(i)	09/30/27	21,305
(PIK 6.750%, Cash 5.750%)
367,327	6.750	(a)(e)(i)	09/30/28	28,284
(PIK 7.250%, Cash 6.250%)
172,562	7.250	(a)(e)(i)	09/30/30	10,267
(PIK 7.800%, Cash 1.000%)
218,923	1.000	(a)(e)(i)	09/30/32	13,135
Yuzhou Group Holdings Co. Ltd. (NR/Cu)
1,060,000	7.375	(e)	01/13/26	55,650
410,000	6.350	(e)	01/13/27	21,525
(5 yr. CMT + 8.527%)
2,020,000	5.375	(e)	09/29/24	20,200
Yuzhou Group Holdings Co. Ltd. (NR/WR)
480,000	6.000	(e)	10/25/23	25,200

				1,112,534

Colombia – 0.8%
Banco de Bogota SA (NR/Ba2)
350,000	6.250	(a)	05/12/26	348,578
310,000	6.250		05/12/26	308,741
Ecopetrol SA (BB+/Baa3)
470,000	8.625	(b)	01/19/29	496,158
250,000	6.875	(b)	04/29/30	242,373
2,070,000	4.625	(b)	11/02/31	1,709,716
300,000	8.875	(b)	01/13/33	315,147

				3,420,713

Cyprus – 0.1%
MHP SE (CCC/NR)
430,000	7.750		05/10/24	412,800

Dominican Republic(a)(b) – 0.4%
Aeropuertos Dominicanos Siglo XXI SA (BB/Ba2)
1,690,000	6.750		03/30/29	1,718,519

Hong Kong – 0.3%
CNAC HK Finbridge Co. Ltd. (NR/Baa2)
1,353,000	3.875		06/19/29	1,271,397

India – 0.6%
Adani Electricity Mumbai Ltd. (BBB-/Baa3)
262,000	3.949		02/12/30	222,700
Adani Ports & Special Economic Zone Ltd. (BBB-/Baa3)
370,000	4.200	(b)	08/04/27	341,788
270,000	4.375		07/03/29	240,300
JSW Hydro Energy Ltd. (NR/Ba1)
716,450	4.125	(b)	05/18/31	634,058
Reliance Industries Ltd. (BBB+/Baa2)
1,480,000	2.875	(a)	01/12/32	1,256,150

				2,694,996

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Indonesia – 1.3%
Bank Negara Indonesia Persero Tbk. PT (NR/Ba3) (5 yr. CMT + 3.466%)
$278,000	4.300	%(b)(h)	03/24/27	$257,758
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT (NR/Baa2)
380,000	6.530		11/15/28	393,898
490,000	5.450	(b)	05/15/30	483,231
560,000	5.800	(a)(b)	05/15/50	526,462
Pertamina Geothermal Energy PT (NR/Baa3)
330,000	5.150	(a)(b)	04/27/28	328,556
Pertamina Persero PT (BBB/Baa2)
690,000	6.500		05/27/41	737,222
1,500,000	6.000		05/03/42	1,518,750
Pertamina Persero PT (NR/Baa2)
690,000	3.650		07/30/29	641,269
620,000	4.150	(b)	02/25/60	471,394

				5,358,540

Ivory Coast(a)(f) – 0.3%
Brazil Minas SPE via State of Minas Gerais (BB/NR)
1,400,000	5.333		02/15/28	1,379,000

Kazakhstan – 0.9%
KazMunayGas National Co. JSC (BB+/Baa2)
2,322,000	4.750		04/19/27	2,256,984
KazMunayGas National Co. JSC (NR/Baa2)
1,840,000	3.500	(a)(b)	04/14/33	1,530,650

				3,787,634

Luxembourg(b) – 0.1%
Rede D’or Finance SARL (BB/NR)
256,000	4.500	(a)	01/22/30	229,773
302,000	4.500		01/22/30	271,060

				500,833

Macau(b) – 0.2%
Sands China Ltd. (BBB-/Baa2)
1,070,000	5.400		08/08/28	1,049,659

Malaysia – 0.7%
GENM Capital Labuan Ltd. (BBB-/NR)
740,000	3.882	(a)(b)	04/19/31	648,425
Khazanah Global Sukuk Bhd. (A-/A3)
640,000	4.687		06/01/28	631,200
Petronas Capital Ltd. (A-/A2)
920,000	3.500	(b)	04/21/30	844,854
1,020,000	4.550	(a)(b)	04/21/50	902,211

				3,026,690

Mauritius(a)(b) – 0.1%
India Airport Infra (NR/B1)
250,000	6.250		10/25/25	250,000

Mexico – 3.9%
Banco Mercantil del Norte SA (BB-/Ba2) (5 yr. CMT + 4.643%)
790,000	5.875	(a)(b)(h)	01/24/27	751,487

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Mexico (continued)
(5 yr. CMT + 4.967%)
	$719,000	6.750	%(a)(b)(h)	09/27/24	$714,282
BBVA Bancomer SA (BB/NR) (5 yr. CMT + 2.650%)
	550,000	5.125	(a)(b)(h)	01/18/33	509,266
Bimbo Bakeries USA, Inc. (BBB+/Baa1)
	1,260,000	6.050	(a)(b)	01/15/29	1,301,051
	740,000	6.400	(a)(b)	01/15/34	789,565
	340,000	5.375	(a)(b)	01/09/36	335,182
Cemex SAB de CV (BB/NR)
(5 yr. CMT + 5.157%)
	760,000	9.125	(a)(b)(h)	03/14/28	820,116
(5 yr. CMT + 5.157%)
	200,000	9.125	(b)(h)	03/14/28	215,820
Cemex SAB de CV (BBB-/NR)
	400,000	5.450	(b)	11/19/29	394,375
Mexico City Airport Trust (BBB/Baa3)
	980,000	4.250	(a)(b)	10/31/26	946,464
	1,310,000	3.875	(a)(b)	04/30/28	1,228,534
	280,000	5.500	(a)(b)	10/31/46	236,513
	722,000	5.500	(b)	10/31/46	609,864
	1,109,000	5.500	(b)	07/31/47	936,065
Petroleos Mexicanos (BBB/B3)
	534,000	6.490	(b)	01/23/27	502,708
	460,000	5.350		02/12/28	405,725
	654,000	5.950	(b)	01/28/31	524,116
	320,000	6.700	(b)	02/16/32	266,400
	290,000	5.625		01/23/46	174,181
	2,570,000	6.750		09/21/47	1,698,770
	1,600,000	6.350		02/12/48	1,020,400
	743,000	7.690	(b)	01/23/50	533,860
	2,213,000	6.950	(b)	01/28/60	1,462,904

					16,377,648

Morocco(b) – 0.2%
OCP SA (BB+/NR)
	1,410,000	5.125		06/23/51	1,062,347

Netherlands – 0.7%
IHS Netherlands Holdco BV (B+/B3)
	200,000	8.000	(a)(b)	09/18/27	191,250
Minejesa Capital BV (NR/Baa3)
	344,026	4.625		08/10/30	326,395
MV24 Capital BV (BB+/NR)
	814,424	6.748	(a)	06/01/34	764,044
NE Property BV (BBB/NR)
EUR	530,000	1.875	(b)	10/09/26	531,902
	450,000	3.375	(b)	07/14/27	466,495
Prosus NV (BBB/Baa3)
	$310,000	3.257	(a)(b)	01/19/27	285,975
	480,000	3.680	(b)	01/21/30	419,640

					2,985,701

Panama(a) – 1.0%
Aeropuerto Internacional de Tocumen SA (BBB/Baa3)
	940,000	4.000	(b)	08/11/41	691,636

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

Panama(a) (continued)
$2,130,000	5.125	%(b)	08/11/61	$1,550,906
Autoridad del Canal de Panama (A-/A3)
380,000	4.950		07/29/35	347,106
Banco Latinoamericano de Comercio Exterior SA (BBB/Baa2)
1,970,000	2.375	(b)	09/14/25	1,866,496

				4,456,144

Peru(a) – 0.2%
Atlantica Transmision Sur SA (BBB/NR)
710,556	6.875		04/30/43	722,387

Qatar(a)(b) – 0.2%
QatarEnergy (AA/Aa2)
1,317,000	3.300		07/12/51	930,131

South Africa – 1.6%
Eskom Holdings SOC Ltd. (B/B2)
1,760,000	7.125		02/11/25	1,752,080
Eskom Holdings SOC Ltd. (BB-/Ba2)(f)
2,350,000	4.314		07/23/27	2,158,969
720,000	6.350		08/10/28	689,400
Transnet SOC Ltd. (BB-/Ba3)
1,660,000	8.250	(a)	02/06/28	1,653,256
350,000	8.250		02/06/28	348,578

				6,602,283

Supranational(a)(b) – 0.5%
African Export-Import Bank (NR/Baa1)
1,462,000	2.634		05/17/26	1,365,201
650,000	3.798		05/17/31	553,364

				1,918,565

Thailand(b) – 0.1%
PTTEP Treasury Center Co. Ltd. (NR/Baa1)
478,000	2.587		06/10/27	440,208

Turkey(a)(b)(h) – 0.4%
Turkiye Garanti Bankasi AS (NR/Caa2) (5 yr. CMT + 4.090%)
950,000	8.375		02/28/34	949,406
Yapi ve Kredi Bankasi AS (NR/Caa2) (5 yr. CMT + 5.278%)
570,000	9.250		01/17/34	585,675

				1,535,081

Ukraine(e)(f) – 0.0%
NPC Ukrenergo (NR/Ca)
346,000	6.875		11/09/28	128,539

United Arab Emirates – 1.7%
Abu Dhabi Crude Oil Pipeline LLC (AA/NR)
2,680,000	4.600	(a)	11/02/47	2,405,300
DP World Ltd. (NR/Baa2)
400,000	5.625		09/25/48	381,356
970,000	4.700	(b)	09/30/49	802,978
Galaxy Pipeline Assets Bidco Ltd. (NR/Aa2)
413,304	2.160	(a)	03/31/34	355,700
397,096	2.160		03/31/34	341,751
1,810,000	3.250		09/30/40	1,384,650

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations (continued)

United Arab Emirates (continued)
NBK Tier 1 Financing 2 Ltd. (NR/Baa3) (6 yr. CMT + 2.832%)
$1,140,000	4.500	%(a)(b)(h)	08/27/25	$1,100,100
NBK Tier 1 Ltd. (NR/Baa3) (6 yr. CMT + 2.875%)
420,000	3.625	(b)(h)	08/24/26	387,187

				7,159,022

United Kingdom – 0.5%
CK Hutchison International 20 Ltd. (A/A2)
540,000	2.500	(b)	05/08/30	470,644
CK Hutchison International 23 Ltd. (A/A2)
210,000	4.875	(b)	04/21/33	208,163
IHS Holding Ltd. (B+/NR)
480,000	5.625	(a)(b)	11/29/26	447,000
400,000	6.250	(a)(b)	11/29/28	351,375
Prudential Funding Asia PLC (A-/A3) (5 yr. CMT + 1.517%)
310,000	2.950	(b)(h)	11/03/33	276,287
Ukraine Railways Via Rail Capital Markets PLC (NR/NR)
410,000	8.250		07/09/26	241,900

				1,995,369

United States(b) – 0.4%
Kosmos Energy Ltd. (B/B3u)
730,000	7.750	(a)	05/01/27	719,506
Sasol Financing USA LLC (BB+/Ba1)
1,110,000	4.375		09/18/26	1,043,400

				1,762,906

Venezuela(e) – 3.0%
Petroleos de Venezuela SA (CCC-/NR)
2,180,000	5.500		04/12/37	197,017
Petroleos de Venezuela SA (NR/NR)
130,320,000	6.000		10/28/22	9,026,615
21,600,000	6.000		05/16/24	1,944,000
77,934	6.000		11/15/26	7,092
17,520,000	5.375		04/12/27	1,594,320
1,650,000	5.375		04/12/27	150,150

				12,919,194

TOTAL CORPORATE OBLIGATIONS (Cost $151,063,886)				$99,607,677

Shares	Description			Value

Common Stocks – 0.0%

China – 0.0%
105,132	Sunac China Holdings Ltd. Real Estate Management & Development(e)			$15,098

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Shares	Description	Value

Common Stocks (continued)

China (continued)
224,816	Sunac Services Holdings Ltd. Real Estate Management & Development(a)	$53,526

		68,624

TOTAL COMMON STOCKS (Cost $526,846)		$68,624

TOTAL INVESTMENTS – 96.4% (Cost $479,251,128)		$409,227,168

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.6%		15,499,413

NET ASSETS – 100.0%		$424,726,581

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2024.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Security is currently in default and/or non-income producing.

(f)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $6,843,010, which represents approximately 2% of the Fund’s net assets as of March 31, 2024.

(g)	Actual maturity date is July 28, 2121.

(h)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(i)	Pay-in-kind securities.

(j)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2024.

Security ratings disclosed, if any, are obtained from S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	AUD	656,563	NZD	708,359	04/08/24	$4,732
	AUD	8,517,116	NZD	9,234,297	04/24/24	36,798
	CHF	307,530	EUR	316,250	04/24/24	393
	CLP	413,032,156	USD	417,267	06/21/24	3,419
	COP	9,848,382,969	USD	2,426,628	05/10/24	103,793
	COP	3,541,271,450	USD	891,423	06/20/24	12,577
	CZK	13,120,297	EUR	517,611	04/24/24	341
	EUR	1,693,298	CHF	1,632,696	04/24/24	13,362
	EUR	630,874	PLN	2,721,188	04/24/24	145
	EUR	4,518,651	SEK	51,456,858	04/24/24	67,753
	EUR	796,000	SEK	9,123,553	06/20/24	6,375
	EUR	11,772,363	USD	12,570,131	04/05/24	132,954
	EUR	1,825,667	USD	1,959,123	04/15/24	11,671
	EUR	76,541,050	USD	82,303,683	05/08/24	398,709
	EUR	399,001	USD	430,334	05/21/24	1,014
	EUR	55,831	USD	60,428	07/24/24	96
	EUR	1,641,650	USD	1,772,745	08/06/24	7,959
	GBP	1,120,318	EUR	1,309,434	04/24/24	155
	GBP	1,002,033	USD	1,262,852	04/22/24	2,016
	GBP	654,604	USD	825,374	06/03/24	1,124
	GBP	342,315	USD	431,000	06/20/24	1,237
	HUF	133,325,822	USD	364,831	04/08/24	207
	HUF	5,501,418	USD	13,877	04/15/24	1,179

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	HUF	308,392,288	USD	835,002	05/13/24	$7,519
	HUF	496,360,405	USD	1,348,855	06/03/24	5,781
	MXN	26,821,605	USD	1,452,862	04/10/24	158,019
	MXN	35,217,544	USD	2,063,455	06/20/24	28,068
	NOK	123,785	USD	10,843	04/26/24	567
	NZD	14,063	USD	7,240	05/07/24	1,162
	NZD	1,448,965	USD	865,506	05/22/24	233
	USD	130,000	AUD	198,706	04/24/24	424
	USD	873,115	BRL	4,360,606	04/02/24	3,857
	USD	857,613	BRL	4,280,774	04/15/24	5,401
	USD	1,449,109	CAD	1,953,248	06/20/24	5,436
	USD	302,000	CHF	270,194	04/24/24	1,602
	USD	1,399,637	CHF	1,222,656	06/20/24	31,689
	USD	427,000	CLP	410,987,500	06/21/24	8,396
	USD	4,334,101	CNH	31,129,412	06/20/24	31,562
	USD	202,843	CZK	4,716,899	06/20/24	1,709
	USD	4,396,150	EUR	4,024,182	04/03/24	54,154
	USD	10,470,383	EUR	9,589,077	04/05/24	123,197
	USD	3,330,888	EUR	3,078,819	04/15/24	7,326
	USD	3,759,161	EUR	3,435,540	05/02/24	47,972
	USD	83,188,100	EUR	76,927,936	05/08/24	67,676
	USD	7,405,575	EUR	6,805,416	05/21/24	48,465
	USD	14,296,773	EUR	13,047,442	06/20/24	174,271
	USD	1,618,111	EUR	1,471,070	07/17/24	23,902
	USD	2,706,892	EUR	2,474,365	07/24/24	24,539
	USD	1,856,932	EUR	1,703,472	08/06/24	9,170
	USD	2,135,475	EUR	1,947,041	09/19/24	19,236
	USD	4,271,808	GBP	3,361,182	04/08/24	29,307
	USD	6,328,485	GBP	4,997,724	04/22/24	19,851
	USD	1,240,094	GBP	981,910	06/03/24	342
	USD	414,287	GBP	327,412	06/05/24	895
	USD	1,809,752	GBP	1,418,528	06/20/24	18,594
	USD	911,097	HUF	329,860,358	04/08/24	7,959
	USD	360,795	HUF	130,735,834	04/15/24	3,017
	USD	5,978,122	HUF	2,163,310,291	05/13/24	68,010
	USD	443,437	HUF	161,581,652	06/20/24	2,781
	USD	2,575,000	INR	214,022,736	06/20/24	14,766
	USD	2,144,000	JPY	313,714,195	06/20/24	45,752
	USD	544,918	KRW	722,469,031	06/12/24	7,425
	USD	1,291,000	KRW	1,704,678,465	06/20/24	22,421
	USD	43,372	NOK	466,377	04/26/24	385
	USD	71,739	NOK	769,546	05/31/24	750
	USD	687,639	NOK	7,209,981	06/20/24	22,243
	USD	5,093,493	NZD	8,318,478	04/02/24	123,615
	USD	2,004,400	NZD	3,337,898	04/04/24	10,171
	USD	4,457,925	NZD	7,363,358	04/15/24	58,619
	USD	3,376,203	NZD	5,641,016	04/22/24	5,888
	USD	430,963	NZD	720,265	05/03/24	622
	USD	1,749,363	NZD	2,840,870	05/07/24	52,005
	USD	4,123,254	NZD	6,765,198	05/22/24	81,128
	USD	2,659,479	NZD	4,349,149	06/20/24	60,949

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc. (continued)	USD	430,000	PLN	1,686,783	06/20/24	$8,067
	USD	173,000	SEK	1,827,924	04/24/24	2,066
	USD	5,304,673	SGD	7,139,656	04/24/24	11,121
	USD	1,251,730	SGD	1,665,977	06/20/24	13,351
	USD	507,060	ZAR	9,460,504	04/04/24	7,714
	USD	582,685	ZAR	10,939,285	04/12/24	5,652
	USD	260,475	ZAR	4,935,584	05/10/24	728
	USD	4,434,981	ZAR	84,047,034	06/20/24	27,043
	USD	417,270	ZAR	8,003,049	09/06/24	587
	ZAR	13,149,410	USD	684,145	04/04/24	9,908
	ZAR	4,211,246	USD	221,975	04/12/24	163
	ZAR	60,978,526	USD	3,205,623	04/15/24	10,137
	ZAR	12,796,407	USD	672,895	05/10/24	549
	ZAR	8,838,641	USD	458,997	09/06/24	1,192

TOTAL						$2,455,115

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	3,780,166	USD	2,485,436	06/20/24	$(16,494)
	AUD	130,136	USD	85,304	09/26/24	(102)
	AUD	130,414	USD	85,539	09/27/24	(153)
	AUD	147,694	USD	96,917	10/02/24	(210)
	BRL	4,360,606	USD	873,916	04/02/24	(4,658)
	CAD	3,466,546	USD	2,572,000	06/20/24	(9,825)
	CHF	374,503	USD	430,000	06/20/24	(10,993)
	CLP	815,133,572	USD	858,386	06/21/24	(28,146)
	CNH	12,261,806	USD	1,712,000	06/20/24	(17,239)
	CZK	29,959,053	USD	1,292,000	06/20/24	(14,512)
	EUR	2,066,993	CHF	2,017,626	04/24/24	(11,048)
	EUR	389,296	CZK	9,895,586	04/24/24	(1,442)
	EUR	1,314,001	GBP	1,128,227	04/24/24	(5,206)
	EUR	786,132	JPY	128,280,892	06/20/24	(7,088)
	EUR	548,865	PLN	2,375,147	04/24/24	(1,800)
	EUR	4,024,291	USD	4,403,826	04/03/24	(61,712)
	EUR	11,349,926	USD	12,411,088	04/05/24	(163,837)
	EUR	207,609	USD	225,290	04/15/24	(1,177)
	EUR	119,801	USD	130,000	04/24/24	(629)
	EUR	4,025,288	USD	4,382,023	05/02/24	(33,769)
	EUR	386,886	USD	418,547	05/08/24	(517)
	EUR	4,230,923	USD	4,592,439	05/21/24	(18,528)
	EUR	2,848,761	USD	3,122,293	06/14/24	(39,603)
	EUR	1,970,788	USD	2,154,607	06/20/24	(21,434)
	EUR	2,091,974	USD	2,292,965	07/17/24	(25,875)
	EUR	2,407,413	USD	2,630,713	07/24/24	(20,941)
	EUR	825,984	USD	897,497	08/06/24	(1,548)
	EUR	249,747	USD	274,522	09/18/24	(3,084)
	EUR	3,446,179	USD	3,769,428	09/19/24	(23,771)

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	GBP	613,205	EUR	717,471	04/24/24	$(728)
	GBP	2,942,366	USD	3,749,901	04/08/24	(36,032)
	GBP	35,912	USD	45,672	04/10/24	(343)
	GBP	5,953,213	USD	7,552,813	04/22/24	(38,066)
	GBP	238,785	USD	302,000	04/24/24	(578)
	GBP	2,304,867	USD	2,911,062	06/03/24	(955)
	GBP	673,332	USD	854,844	06/20/24	(4,635)
	HUF	132,614,219	USD	364,831	04/08/24	(1,741)
	HUF	1,655,640,682	USD	4,584,657	04/15/24	(53,754)
	HUF	1,300,597,824	USD	3,574,058	05/13/24	(20,855)
	ILS	1,936,069	USD	531,885	05/22/24	(4,165)
	INR	230,724,107	USD	2,777,121	06/20/24	(17,098)
	JPY	322,545,145	USD	2,197,667	06/20/24	(40,356)
	KRW	3,496,881,923	USD	2,642,148	06/20/24	(39,857)
	NOK	1,882,834	USD	173,913	05/31/24	(224)
	NZD	709,835	AUD	656,563	04/08/24	(3,852)
	NZD	4,482,802	AUD	4,124,000	04/24/24	(10,921)
	NZD	1,414,444	AUD	1,308,563	06/20/24	(9,560)
	NZD	8,318,289	USD	5,081,927	04/02/24	(112,163)
	NZD	3,338,562	USD	2,016,702	04/04/24	(22,075)
	NZD	6,969,578	USD	4,270,427	04/15/24	(106,388)
	NZD	4,348,060	USD	2,628,218	04/22/24	(30,399)
	NZD	3,225,858	USD	1,929,063	05/03/24	(1,690)
	NZD	3,960,067	USD	2,407,972	05/07/24	(41,917)
	NZD	9,299,671	USD	5,660,088	05/22/24	(103,647)
	PLN	3,733,806	EUR	865,715	04/24/24	(282)
	PLN	7,881,340	USD	1,996,922	06/20/24	(25,478)
	SEK	8,937,001	EUR	786,875	06/20/24	(13,985)
	SEK	650,532	USD	63,454	06/20/24	(2,476)
	SGD	4,960,355	USD	3,693,434	04/24/24	(15,680)
	USD	863,000	CAD	1,170,053	06/20/24	(1,803)
	USD	736,955	CLP	724,905,955	06/21/24	(1,385)
	USD	3,175,672	COP	12,898,704,480	05/10/24	(138,490)
	USD	858,000	COP	3,401,644,400	06/20/24	(10,356)
	USD	14,072,398	EUR	13,185,395	04/05/24	(155,432)
	USD	853,087	GBP	676,988	06/20/24	(1,738)
	USD	86,000	HUF	31,662,273	04/08/24	(689)
	USD	1,458,336	HUF	535,063,655	04/15/24	(5,944)
	USD	456,039	HUF	168,221,535	06/20/24	(2,724)
	USD	863,000	INR	72,202,895	06/20/24	(723)
	USD	1,507,159	MXN	26,821,605	04/10/24	(103,723)
	USD	897,134	MXN	15,250,777	06/20/24	(8,589)
	USD	410,255	SGD	559,252	04/24/24	(4,390)
	USD	6,936	TRY	251,578	06/20/24	(142)
	USD	192,196	ZAR	3,681,521	04/04/24	(2,122)
	USD	924,397	ZAR	17,530,581	04/12/24	(318)
	USD	166,908	ZAR	3,231,341	09/06/24	(1,334)
	ZAR	9,852,145	USD	527,191	04/12/24	(7,503)
	ZAR	14,571,858	USD	765,007	09/06/24	(6,314)

TOTAL						$(1,758,960)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	69	06/18/24	$7,644,984	$16,077
2 Year U.S. Treasury Notes	139	06/28/24	28,423,328	(12,550)
20 Year U.S. Treasury Bonds	51	06/18/24	6,142,313	86,735
5 Year U.S. Treasury Notes	96	06/28/24	10,273,500	3,306
Ultra 10-Year U.S. Treasury Note	24	06/18/24	2,750,625	19,210

Total				$112,778

Short position contracts:
Ultra Long U.S. Treasury Bonds	(20)	06/18/24	(2,580,000)	(559)

TOTAL FUTURES CONTRACTS				$112,219

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1M BID
Average(a)	12.060%(a)	01/02/25	BRL	64,020		$(4,439)	$1,036,681	$(1,041,120)
1M BID Average(a)	12.064(a)	01/02/25		58,420		104,677	942,254	(837,577)
10.950%(a)	1M BID Average(a)	01/02/25		3,600		18,708	(49,400)	68,108
13.300(a)	1M BID Average(a)	01/02/25		27,000		(141,492)	(572,205)	430,713
12.713(a)	1M BID Average(a)	01/02/25		21,300		(73,713)	(413,315)	339,602
1M BID Average(a)	10.850(a)	01/02/26		113,500		81,553	44,852	36,701
1M BID Average(a)	12.915(a)	01/02/26		9,670		80,915	38,738	42,177
1M BID Average(a)	9.750(a)	01/02/26		27,890		(24,632)	(36,470)	11,838
Mexico Interbank
TIIE 28 Days(a)	9.250(a)	06/17/26	MXN	268,460	(b)	(56,489)	(12,031)	(44,458)
3M CNRR	2.000	06/19/26	CNY	72,010	(b)	15,600	14,537	1,063
3M KWCDC(c)	3.250(c)	06/19/26	KRW	24,469,240	(b)	(26,400)	(30,812)	4,412
12M CDOR(d)	4.250(d)	06/19/26	CAD	11,220	(b)	39,033	43,287	(4,254)
3.250(e)	6M EURO(d)	06/19/26	EUR	3,360	(b)	(19,981)	(14,532)	(5,449)
5.000(e)	6M WIBOR(d)	06/19/26	PLN	30,090	(b)	33,969	29,293	4,676
11.230(a)	1M BID Average(a)	01/04/27	BRL	9,930		(10,697)	20,418	(31,115)
10.286(a)	1M BID Average(a)	01/04/27		34,400		15,123	—	15,123
13.030(f)	1M BID Average(f)	01/04/27		5,821		(67,489)	—	(67,489)
1M BID Average(a)	8.495(a)	01/04/27		10,300		(175,420)	(170,289)	(5,131)
12M SOFR(e)	3.350(e)	10/06/27		$57,950	(b)	(329,000)	(180,050)	(148,950)
12M SOFR(e)	3.696(e)	09/22/28		38,250	(b)	91,108	(95,120)	186,228
11.500(a)	1M BID Average(a)	01/02/29	BRL	30,880		(167,419)	(107,593)	(59,826)
10.250(a)	1M BID Average(a)	01/02/29		4,430		7,994	(3,304)	11,298

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

8.500%(a)	Mexico Interbank TIIE 28 Days(a)	06/13/29	MXN	175,970	(b)	$77,107	$596	$ 76,511
3M KWCDC(c)	3.250%(c)	06/19/29	KRW	8,669,690	(b)	3,774	(11,042)	14,816
2.000(c)	3M CNRR(c)	06/19/29	CNY	77,110	(b)	52,841	65,337	(12,496)
3.000(e)	6M EURO(d)	06/19/29	EUR	5,050	(b)	(104,430)	(74,026)	(30,404)
3.000(e)	6M EURO(d)	06/19/31		880	(b)	(27,859)	(20,392)	(7,467)
8.500(a)	Mexico Interbank TIIE 28 Days(a)	06/07/34	MXN	24,950	(b)	16,663	1,951	14,712
3M KWCDC(c)	3.250(c)	06/19/34	KRW	3,751,610	(b)	700	(14,138)	14,838
6M WIBOR(d)	4.750(e)	06/19/34	PLN	15,680	(b)	(57,425)	(27,213)	(30,212)
3.000(e)	6M EURO(d)	06/19/34	EUR	910	(b)	(39,091)	(36,584)	(2,507)
3M JIBAR(c)	9.750(c)	06/19/34	ZAR	52,960	(b)	(20,962)	40,592	(61,554)
3.750(e)	12M SOFR(e)	06/20/34		$4,920	(b)	18,586	2,319	16,267
3.240(e)	12M SOFR(e)	10/06/35		13,300	(b)	438,262	(199,439)	637,701
3.781(e)	12M SOFR(e)	09/22/36		8,630	(b)	(75,093)	136,649	(211,742)
3.000(e)	6M EURO(d)	06/19/39	EUR	1,510	(b)	(85,726)	(60,912)	(24,814)

TOTAL						$(411,144)	$288,637	$(699,781)

(a)	Payments made monthly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.
(e)	Payments made annually.
(f)	Payments made at maturity.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
People’s Republic of China, 7.5%, 10/28/2027	(1.000)%	0.667%	12/20/28	$2,420	$(34,791)	$(24,873)	$ (9,918)
Republic of Colombia, 10.375%, 1/28/2033	(1.000)	1.727	06/20/29	3,810	124,936	141,294	(16,358)
Republic of South Africa, 5.875%, 9/16/2025	(1.000)	2.570	06/20/29	4,260	296,839	282,985	13,854
Protection Sold:
Federative Republic of Brazil, 3.75%, 9/12/2031	1.000	1.367	06/20/29	4,150	(68,550)	(74,883)	6,333
Republic of Indonesia, 2.15%, 7/28/31	1.000	0.732	06/20/29	3,520	44,651	42,527	2,124
United Mexican States, 4.150%, 03/28/27	1.000	0.921	06/20/29	4,640	18,638	14,871	3,767

TOTAL					$381,723	$381,921	$ (198)

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2024, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call USD/Put ZAR	Barclays Bank PLC	$ 19.480	04/02/2024	1,698,000	$ 1,698,000	$ 8	$ 17,625	$ (17,617)
Call EUR/Put USD	BNP Paribas SA	1.089	08/02/2024	797,000	797,000	9,586	16,002	(6,416)
Call USD/Put NOK	Citibank NA	10.975	04/24/2024	3,445,500	3,445,500	16,325	16,538	(213)
Call USD/Put ZAR	Citibank NA	20.860	09/04/2024	6,836,000	6,836,000	84,650	113,341	(28,691)
Call USD/Put ZAR	Deutsche Bank AG
	(London)	19.350	05/08/2024	1,724,000	1,724,000	13,254	16,295	(3,041)
Call USD/Put NOK	HSBC Bank PLC	11.033	05/29/2024	3,454,000	3,454,000	27,898	22,175	5,723
Call USD/Put ZAR	JPMorgan
	Securities, Inc.	18.950	04/10/2024	1,722,000	1,722,000	10,487	15,090	(4,603)
Call EUR/Put USD	MS & Co. Int PLC	1.101	07/22/2024	800,000	800,000	4,939	15,534	(10,595)
Call USD/Put HUF	MS & Co. Int PLC	367.400	04/11/2024	3,383,000	3,383,000	12,558	42,863	(30,305)
Call USD/Put HUF	MS & Co. Int PLC	369.000	05/09/2024	3,430,000	3,430,000	28,006	55,017	(27,011)
Call USD/Put HUF	MS & Co. Int PLC	371.600	05/30/2024	3,452,000	3,452,000	39,991	39,991	—
Call EUR/Put USD	UBS AG (London)	1.106	07/15/2024	795,000	795,000	3,486	15,241	(11,755)
Call USD/Put COP	UBS AG (London)	4,232.000	05/08/2024	930,000	930,000	657	42,687	(42,030)

				32,466,500	$ 32,466,500	$ 251,845	$ 428,399	$ (176,554)

Puts
Put AUD/Call USD	Barclays Bank PLC	0.621	09/24/2024	6,556,000	6,556,000	30,401	34,157	(3,756)
Put NZD/Call USD	Barclays Bank PLC	0.603	04/02/2024	5,614,667	5,614,667	25,219	14,298	10,921
Put EUR/Call USD	BNP Paribas SA	1.087	05/17/2024	5,073,000	5,073,000	57,510	36,649	20,861
Put EUR/Call USD	BNP Paribas SA	1.089	08/02/2024	797,000	797,000	12,487	16,001	(3,514)
Put EUR/Call USD	BNP Paribas SA	1.061	09/16/2024	4,720,000	4,720,000	35,172	24,644	10,528
Put GBP/Call USD	BNP Paribas SA	1.264	04/18/2024	5,366,000	5,366,000	40,006	34,473	5,533
Put GBP/Call USD	BNP Paribas SA	1.255	05/30/2024	5,467,000	5,467,000	49,750	52,434	(2,684)
Put AUD/Call USD	BofA
	Securities LLC	0.622	09/25/2024	6,621,000	6,621,000	32,161	33,810	(1,649)
Put EUR/Call USD	BofA
	Securities LLC	1.067	04/11/2024	4,713,000	4,713,000	3,402	36,165	(32,763)
Put GBP/Call USD	BofA
	Securities LLC	1.266	04/04/2024	4,035,000	4,035,000	20,692	23,083	(2,391)
Put NZD/Call USD	BofA
	Securities LLC	0.595	05/03/2024	8,460,000	8,460,000	38,262	56,824	(18,562)
Put NZD/Call USD	Citibank NA	0.610	05/20/2024	8,234,000	8,234,000	118,607	61,493	57,114
Put EUR/Call USD	Deutsche Bank AG
	(London)	1.090	04/29/2024	6,304,000	6,304,000	75,478	41,436	34,042
Put EUR/Call USD	HSBC Bank PLC	1.074	05/17/2024	5,039,000	5,039,000	26,594	45,453	(18,859)
Put GBP/Call USD	HSBC Bank PLC	1.276	04/04/2024	4,023,000	4,023,000	55,722	22,906	32,816
Put NZD/Call USD	JPMorgan
	Securities, Inc.	0.597	05/20/2024	8,422,000	8,422,000	55,037	42,705	12,332
Put EUR/Call USD	MS & Co. Int PLC	1.101	07/22/2024	800,000	800,000	18,160	15,534	2,626
Put GBP/Call USD	MS & Co. Int PLC	1.264	04/18/2024	4,040,000	4,040,000	30,120	24,530	5,590
Put AUD/Call USD	UBS AG (London)	0.623	09/30/2024	6,593,000	6,593,000	34,044	32,737	1,307

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put EUR/Call USD	UBS AG (London)	$ 1.060	04/03/2024	6,239,937	$ 6,239,937	$ 7	$ 141,916	$ (141,909)
Put EUR/Call USD	UBS AG (London)	1.089	06/12/2024	6,307,000	6,307,000	85,537	54,898	30,639
Put EUR/Call USD	UBS AG (London)	1.106	07/15/2024	795,000	795,000	20,800	15,241	5,559
Put EUR/Call USD	UBS AG (London)	1.058	09/17/2024	4,721,000	4,721,000	32,220	24,985	7,235
Put NZD/Call USD	UBS AG (London)	0.611	04/11/2024	8,381,000	8,381,000	106,554	37,120	69,434
Put NZD/Call USD	UBS AG (London)	0.600	04/18/2024	8,422,000	8,422,000	43,212	30,289	12,923
Put NZD/Call USD	UBS AG (London)	0.594	05/01/2024	8,630,000	8,630,000	32,632	34,648	(2,016)
Put USD/Call COP	UBS AG (London)	4,232.000	05/08/2024	930,000	930,000	84,097	42,687	41,410

				145,303,604	$ 145,303,604	$1,163,883	$ 1,031,116	$ 132,767

Total purchased option contracts				177,770,104	$ 177,770,104	$1,415,728	$ 1,459,515	$ (43,787)

Written option contracts
Calls
Call AUD/Put NZD	Barclays Bank PLC	1.088	04/30/2024	(2,110,000)	(2,110,000)	(8,449)	(6,397)	(2,052)
Call EUR/Put CZK	Barclays Bank PLC	25.385	04/09/2024	(630,000)	(630,000)	(631)	(3,403)	2,772
Call EUR/Put SEK	Barclays Bank PLC	11.190	04/09/2024	(1,259,000)	(1,259,000)	(39,181)	(9,062)	(30,119)
Call USD/Put SGD	Barclays Bank PLC	1.342	04/04/2024	(1,367,000)	(1,367,000)	(7,884)	(4,983)	(2,901)
Call AUD/Put NZD	BNP Paribas SA	1.071	04/04/2024	(2,101,000)	(2,101,000)	(24,173)	(6,104)	(18,069)
Call EUR/Put CZK	BNP Paribas SA	25.340	04/03/2024	(629,000)	(629,000)	(318)	(3,589)	3,271
Call EUR/Put GBP	BNP Paribas SA	0.856	05/01/2024	(1,276,000)	(1,276,000)	(5,636)	(5,899)	263
Call AUD/Put NZD	BofA
	Securities LLC	1.088	04/23/2024	(2,103,000)	(2,103,000)	(7,259)	(6,438)	(821)
Call EUR/Put CZK	BofA
	Securities LLC	25.290	04/23/2024	(632,000)	(632,000)	(2,489)	(3,242)	753
Call EUR/Put CZK	BofA
	Securities LLC	25.310	04/29/2024	(637,000)	(637,000)	(2,700)	(3,236)	536
Call EUR/Put PLN	BofA
	Securities LLC	4.322	04/04/2024	(631,000)	(631,000)	(168)	(3,981)	3,813
Call USD/Put SGD	BofA
	Securities LLC	1.336	04/18/2024	(1,369,000)	(1,369,000)	(13,683)	(5,428)	(8,255)
Call EUR/Put GBP	Citibank NA	0.855	04/09/2024	(1,259,000)	(1,259,000)	(2,760)	(5,988)	3,228
Call EUR/Put PLN	Citibank NA	4.320	04/18/2024	(628,000)	(628,000)	(1,295)	(3,712)	2,417
Call USD/Put NOK	Citibank NA	10.750	04/24/2024	(1,722,500)	(1,722,500)	(23,946)	(19,981)	(3,965)
Call USD/Put ZAR	Citibank NA	19.270	09/04/2024	(3,418,000)	(3,418,000)	(115,494)	(141,399)	25,905
Call EUR/Put CHF	Deutsche Bank AG (London)	0.955	04/04/2024	(1,262,000)	(1,262,000)	(25,749)	(8,096)	(17,653)
Call EUR/Put GBP	Deutsche Bank AG (London)	0.857	04/03/2024	(1,258,000)	(1,258,000)	(498)	(5,849)	5,351
Call EUR/Put PLN	Deutsche Bank AG (London)	4.310	04/26/2024	(637,000)	(637,000)	(2,389)	(3,578)	1,189
Call USD/Put ZAR	Deutsche Bank AG (London)	18.950	04/10/2024	(1,722,000)	(1,722,000)	(10,487)	(16,219)	5,732
Call USD/Put NOK	HSBC Bank PLC	10.720	05/29/2024	(1,727,000)	(1,727,000)	(35,039)	(27,917)	(7,122)
Call EUR/Put CHF	JPMorgan
	Securities, Inc.	0.959	04/17/2024	(1,259,000)	(1,259,000)	(19,158)	(7,376)	(11,782)
Call USD/Put ZAR	JPMorgan
	Securities, Inc.	19.480	04/02/2024	(1,698,000)	(1,698,000)	(8)	(3,204)	3,196
Call AUD/Put NZD	MS & Co. Int PLC	1.079	04/18/2024	(2,083,000)	(2,083,000)	(15,454)	(6,899)	(8,555)
Call EUR/Put CHF	MS & Co. Int PLC	0.972	04/23/2024	(1,265,000)	(1,265,000)	(6,373)	(7,224)	851

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Call EUR/Put GBP	MS & Co. Int PLC	$0.859	04/24/2024	(1,269,000)	$(1,269,000)	$(3,153)	$(6,438)	$3,285
Call EUR/Put SEK	MS & Co. Int PLC	11.233	04/16/2024	(1,259,000)	(1,259,000)	(34,227)	(8,364)	(25,863)
Call USD/Put HUF	MS & Co. Int PLC	367.400	04/11/2024	(3,383,000)	(3,383,000)	(21,533)	(21,533)	—
Call USD/Put SGD	MS & Co. Int PLC	1.343	04/25/2024	(1,381,000)	(1,381,000)	(8,111)	(5,911)	(2,200)
Call EUR/Put CHF	UBS AG (London)	0.958	04/09/2024	(1,259,000)	(1,259,000)	(20,669)	(8,028)	(12,641)
Call EUR/Put PLN	UBS AG (London)	4.280	04/11/2024	(630,000)	(630,000)	(3,324)	(3,886)	562
Call EUR/Put SEK	UBS AG (London)	11.182	04/03/2024	(1,258,000)	(1,258,000)	(40,121)	(9,005)	(31,116)
Call EUR/Put SEK	UBS AG (London)	11.175	04/12/2024	(1,261,000)	(1,261,000)	(40,990)	(8,790)	(32,200)

				(46,382,500)	$(46,382,500)	$(543,349)	$(391,159)	$(152,190)

Puts
Put AUD/Call NZD	Barclays Bank PLC	1.088	04/30/2024	(2,110,000)	(2,110,000)	(4,715)	(6,397)	1,682
Put AUD/Call USD	Barclays Bank PLC	0.647	09/24/2024	(2,622,000)	(2,622,000)	(30,596)	(32,615)	2,019
Put EUR/Call CZK	Barclays Bank PLC	25.385	04/09/2024	(630,000)	(630,000)	(4,426)	(3,403)	(1,023)
Put EUR/Call SEK	Barclays Bank PLC	11.190	04/09/2024	(1,259,000)	(1,259,000)	(1)	(9,062)	9,061
Put USD/Call SGD	Barclays Bank PLC	1.342	04/04/2024	(1,367,000)	(1,367,000)	(267)	(4,983)	4,716
Put AUD/Call NZD	BNP Paribas SA	1.071	04/04/2024	(2,101,000)	(2,101,000)	—	(6,104)	6,104
Put EUR/Call CZK	BNP Paribas SA	25.340	04/03/2024	(629,000)	(629,000)	(3,096)	(3,589)	493
Put EUR/Call GBP	BNP Paribas SA	0.856	05/01/2024	(1,276,000)	(1,276,000)	(5,831)	(5,899)	68
Put EUR/Call USD	BNP Paribas SA	1.067	04/11/2024	(4,713,000)	(4,713,000)	(3,402)	(10,609)	7,207
Put EUR/Call USD	BNP Paribas SA	1.074	05/17/2024	(5,039,000)	(5,039,000)	(26,595)	(18,411)	(8,184)
Put EUR/Call USD	BNP Paribas SA	1.089	09/16/2024	(1,573,000)	(1,573,000)	(26,767)	(19,725)	(7,042)
Put GBP/Call USD	BNP Paribas SA	1.276	04/04/2024	(4,023,000)	(4,023,000)	(55,722)	(41,711)	(14,011)
Put GBP/Call USD	BNP Paribas SA	1.264	04/18/2024	(5,366,000)	(5,366,000)	(40,006)	(42,661)	2,655
Put AUD/Call NZD	BofA Securities LLC	1.088	04/23/2024	(2,103,000)	(2,103,000)	(4,389)	(6,438)	2,049
Put AUD/Call USD	BofA Securities LLC	0.648	09/25/2024	(2,648,000)	(2,648,000)	(31,552)	(32,005)	453
Put EUR/Call CZK	BofA Securities LLC	25.290	04/23/2024	(632,000)	(632,000)	(3,286)	(3,242)	(44)
Put EUR/Call CZK	BofA Securities LLC	25.310	04/29/2024	(637,000)	(637,000)	(3,805)	(3,236)	(569)
Put EUR/Call PLN	BofA Securities LLC	4.322	04/04/2024	(631,000)	(631,000)	(4,880)	(3,981)	(899)
Put NZD/Call USD	BofA Securities LLC	0.603	04/02/2024	(5,614,667)	(5,614,667)	(25,219)	(24,999)	(220)
Put USD/Call SGD	BofA Securities LLC	1.336	04/18/2024	(1,369,000)	(1,369,000)	(886)	(5,428)	4,542
Put EUR/Call GBP	Citibank NA	0.855	04/09/2024	(1,259,000)	(1,259,000)	(2,420)	(5,988)	3,568
Put EUR/Call PLN	Citibank NA	4.320	04/18/2024	(628,000)	(628,000)	(5,210)	(3,712)	(1,498)
Put NZD/Call USD	Citibank NA	0.595	05/03/2024	(8,460,000)	(8,460,000)	(38,262)	(21,791)	(16,471)
Put EUR/Call CHF	Deutsche Bank AG (London)	0.955	04/04/2024	(1,262,000)	(1,262,000)	(7)	(8,096)	8,089
Put EUR/Call GBP	Deutsche Bank AG (London)	0.857	04/03/2024	(1,258,000)	(1,258,000)	(3,602)	(5,849)	2,247
Put EUR/Call PLN	Deutsche Bank AG (London)	4.310	04/26/2024	(637,000)	(637,000)	(4,488)	(3,578)	(910)
Put EUR/Call USD	Deutsche Bank AG (London)	1.087	05/17/2024	(5,073,000)	(5,073,000)	(57,510)	(48,657)	(8,853)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put EUR/Call USD	HSBC Bank PLC	$1.060	04/03/2024	(6,239,958)	$(6,239,958)	$(7)	$(13,554)	$13,547
Put GBP/Call USD	HSBC Bank PLC	1.266	04/04/2024	(4,035,000)	(4,035,000)	(20,692)	(10,771)	(9,921)
Put EUR/Call CHF	JPMorgan Securities, Inc.	0.959	04/17/2024	(1,259,000)	(1,259,000)	(826)	(7,376)	6,550
Put NZD/Call USD	JPMorgan Securities, Inc.	0.610	05/20/2024	(8,234,000)	(8,234,000)	(118,607)	(91,754)	(26,853)
Put AUD/Call NZD	MS & Co. Int PLC	1.079	04/18/2024	(2,083,000)	(2,083,000)	(964)	(6,899)	5,935
Put EUR/Call CHF	MS & Co. Int PLC	0.972	04/23/2024	(1,265,000)	(1,265,000)	(6,732)	(7,224)	492
Put EUR/Call GBP	MS & Co. Int PLC	0.859	04/24/2024	(1,269,000)	(1,269,000)	(7,689)	(6,438)	(1,251)
Put EUR/Call SEK	MS & Co. Int PLC	11.233	04/16/2024	(1,259,000)	(1,259,000)	(83)	(8,364)	8,281
Put USD/Call SGD	MS & Co. Int PLC	1.343	04/25/2024	(1,381,000)	(1,381,000)	(3,310)	(5,911)	2,601
Put AUD/Call USD	UBS AG (London)	0.648	09/30/2024	(2,637,000)	(2,637,000)	(32,316)	(31,110)	(1,206)
Put EUR/Call CHF	UBS AG (London)	0.958	04/09/2024	(1,259,000)	(1,259,000)	(162)	(8,028)	7,866
Put EUR/Call PLN	UBS AG (London)	4.280	04/11/2024	(630,000)	(630,000)	(1,165)	(3,886)	2,721
Put EUR/Call SEK	UBS AG (London)	11.182	04/03/2024	(1,258,000)	(1,258,000)	—	(9,005)	9,005
Put EUR/Call SEK	UBS AG (London)	11.175	04/12/2024	(1,261,000)	(1,261,000)	(10)	(8,790)	8,780
Put EUR/Call USD	UBS AG (London)	1.090	04/29/2024	(6,304,000)	(6,304,000)	(75,478)	(41,132)	(34,346)
Put EUR/Call USD	UBS AG (London)	1.086	09/17/2024	(1,574,000)	(1,574,000)	(25,020)	(19,814)	(5,206)
Put NZD/Call USD	UBS AG (London)	0.611	04/11/2024	(8,381,000)	(8,381,000)	(106,554)	(71,740)	(34,814)
Put NZD/Call USD	UBS AG (London)	0.600	04/18/2024	(8,422,000)	(8,422,000)	(43,212)	(45,059)	1,847

				(123,670,625)	$(123,670,625)	$(829,767)	$(779,024)	$(50,743)

Total written option contracts				(170,053,125)	$(170,053,125)	$(1,373,116)	$(1,170,183)	$(202,933)

TOTAL				7,716,979	$7,716,979	$42,612	$289,332	$(246,720)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
LLC	—Limited Liability Company
NR	—Not Rated
PIK	—Payment in kind
PLC	—Public Limited Company
WR	—Withdrawn Rating

Abbreviations:
BofA Securities LLC	—Bank of America Securities LLC
CDOR	—Canadian Dollar Offered Rate
CNRR	—China Fixing Repo Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Financing Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – 86.5%

Advertising(a)(b) – 0.2%
Outfront Media Capital LLC/Outfront Media Capital Corp. (B/B2)
	$2,539,000	4.250%		01/15/29	$2,300,715
Summer BC Bidco B LLC (B-/B2)
	2,676,000	5.500		10/31/26	2,582,179

					4,882,894

Aerospace & Defense – 2.2%
Howmet Aerospace, Inc. (BBB-/Baa3)
	289,000	6.875	(a)	05/01/25	292,170
	3,040,000	3.000	(a)	01/15/29	2,747,886
Moog, Inc. (BB/Ba3)
	4,712,000	4.250	(a)(b)	12/15/27	4,438,091
Rolls-Royce PLC (BBB-/Ba1)
GBP	2,415,000	3.375		06/18/26	2,912,391
TransDigm, Inc. (B-/B3)
	$1,200,000	7.500	(a)	03/15/27	1,201,068
	5,323,000	5.500	(a)	11/15/27	5,210,898
	3,570,000	4.625	(a)	01/15/29	3,313,817
	8,868,000	4.875	(a)	05/01/29	8,242,451
TransDigm, Inc. (B+/Ba3)
	2,584,000	6.750	(a)(b)	08/15/28	2,621,881
	1,645,000	6.375	(a)(b)	03/01/29	1,650,034
	5,250,000	6.875	(a)(b)	12/15/30	5,355,315
Triumph Group, Inc. (CCC+/B2)
	5,352,000	9.000	(a)(b)	03/15/28	5,642,828

					43,628,830

Airlines(b) – 0.9%
American Airlines, Inc. (BB-/Ba2)
	7,750,000	7.250	(a)	02/15/28	7,866,018
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (NR/Ba1)
	1,777,500	5.500		04/20/26	1,765,555
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (NR/B2)
	7,091,852	5.750	(a)	01/20/26	6,671,944
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (B-/B3)
	1,585,000	9.500	(a)(c)	06/01/28	1,347,741

					17,651,258

Apparel(a) – 0.2%
Tapestry, Inc. (BBB/Baa2)
	4,340,000	7.350		11/27/28	4,573,796

Auto Parts & Equipment(a)(b) – 0.3%
Clarios Global LP/Clarios U.S. Finance Co. (B+/Ba3)
	5,010,000	6.750		05/15/28	5,076,182

Automotive(a) – 2.9%
Allison Transmission, Inc. (NR/Ba2)
	3,128,000	3.750	(b)	01/30/31	2,731,213
Clarios Global LP/Clarios U.S. Finance Co. (B-/B3)
	4,111,000	8.500	(b)	05/15/27	4,116,509
Dana Financing Luxembourg SARL (BB-/B1)
EUR	1,175,000	3.000	(b)	07/15/29	1,143,622

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Automotive(a) – (continued)
Dana, Inc. (BB-/B1)
	$4,853,000	5.375%		11/15/27	$4,751,815
	2,260,000	5.625		06/15/28	2,205,218
	1,205,000	4.250		09/01/30	1,064,702
Dealer Tire LLC/DT Issuer LLC (CCC/Caa1)
	5,849,000	8.000	(b)	02/01/28	5,833,734
Dornoch Debt Merger Sub, Inc. (CCC/Caa2)
	2,046,000	6.625	(b)	10/15/29	1,835,835
Ford Motor Credit Co. LLC (BBB-/Ba1)
	1,350,000	4.687		06/09/25	1,332,706
	3,020,000	3.375		11/13/25	2,906,237
	1,560,000	6.950		03/06/26	1,590,092
	5,425,000	4.950		05/28/27	5,294,257
	2,803,000	3.815		11/02/27	2,626,383
	2,315,000	2.900		02/16/28	2,092,089
General Motors Financial Co., Inc. (BBB/Baa2)
	1,915,000	2.350		01/08/31	1,583,054
IHO Verwaltungs GmbH (BB-/Ba2)
(PIK 5.500%, Cash 4.750%)
	3,960,000	4.750	(b)(d)	09/15/26	3,850,189
(PIK 6.750%, Cash 6.000%)
	900,000	6.000	(b)(d)	05/15/27	898,893
(PIK 7.125%, Cash 6.375%)
	2,985,000	6.375	(b)(d)	05/15/29	2,995,030
(PIK 9.500%, Cash 8.750%)
EUR	970,000	8.750	(b)(d)	05/15/28	1,136,492
Nissan Motor Acceptance Co. LLC (BB+/Baa3)
	$2,669,000	2.000	(b)	03/09/26	2,472,108
Phinia, Inc. (BB+/Ba1)
	1,500,000	6.750	(b)	04/15/29	1,514,595
ZF North America Capital, Inc. (BB+/Ba1)
	2,085,000	6.875	(b)	04/14/28	2,163,542

					56,138,315

Banks – 2.6%
Bank of America Corp. (BBB+/A3) (5 yr. CMT + 1.200%)
	5,198,000	2.482	(a)(e)	09/21/36	4,152,994
Bank of New York Mellon Corp. (BBB/Baa1) (5 yr. CMT + 4.358%)
	1,550,000	4.700	(a)(e)	09/20/25	1,519,108
Barclays PLC (BB-/Ba1)
(5 yr. CMT + 5.672%)
	2,472,000	8.000	(a)(e)	06/15/24	2,469,800
(5 yr. UK Government Bond + 6.579%)
GBP	1,500,000	7.125	(a)(e)	06/15/25	1,862,233
Citigroup, Inc. (BB+/Ba1)
(3 mo. USD Term SOFR + 3.685%)
	$2,430,000	6.300	(a)(e)	05/15/24	2,431,093
(5 yr. CMT + 3.417%)
	2,565,000	3.875	(a)(e)	02/18/26	2,421,463
Comerica, Inc. (BB/Baa3) (5 yr. CMT + 5.291%)
	1,550,000	5.625	(a)(e)	07/01/25	1,485,241
Credit Suisse AG (A+/A3)
	2,135,000	7.950		01/09/25	2,170,206

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Danske Bank AS (BBB+/Baa2) (1 yr. CMT + 2.100%)
$2,135,000	6.466	%(a)(b)(e)	01/09/26	$2,142,750
Deutsche Bank AG (BBB-/Baa3) (Secured Overnight Financing Rate + 2.757%)
2,225,000	3.729	(a)(e)	01/14/32	1,871,803
Intesa Sanpaolo SpA (BB+/Baa3)
2,350,000	5.017	(b)	06/26/24	2,341,281
JPMorgan Chase & Co. (BBB-/Baa2) (5 yr. CMT + 2.737%)
4,820,000	6.875	(a)(e)	06/01/29	4,996,075
Morgan Stanley (BBB+/Baa1) (Secured Overnight Financing Rate + 1.360%)
3,575,000	2.484	(a)(e)	09/16/36	2,825,859
PNC Financial Services Group, Inc. (BBB-/Baa2) (5 yr. CMT + 3.238%)
4,462,000	6.200	(a)(e)	09/15/27	4,449,908
Toronto-Dominion Bank (BBB/Baa1) (5 yr. CMT + 4.075%)
1,475,000	8.125	(a)(e)	10/31/82	1,545,210
U.S. Bancorp (BBB/Baa2) (5 yr. CMT + 2.541%)
1,515,000	3.700	(a)(e)	01/15/27	1,310,642
UBS Group AG (BB/Baa3) (5 yr. CMT + 4.745%)
1,000,000	9.250	(a)(b)(e)	11/13/28	1,082,600
UBS Group AG (BB/NR) (5 yr. CMT + 3.098%)
3,220,000	3.875	(a)(b)(e)	06/02/26	2,929,846
UniCredit SpA (BB+/Ba1) (5 yr. CMT + 4.750%)
3,415,000	5.459	(a)(b)(e)	06/30/35	3,208,632
Wells Fargo & Co. (BB+/Baa2)
1,550,000	5.875	(a)(e)	06/15/25	1,548,450
(5 yr. CMT + 3.606%)
2,040,000	7.625	(a)(e)	09/15/28	2,179,148

				50,944,342

Beverages(a)(b) – 0.2%
Primo Water Holdings, Inc. (B+/B1)
3,300,000	4.375		04/30/29	3,029,235

Building Materials(a) – 2.2%
Builders FirstSource, Inc. (BB-/Ba2)
5,180,000	5.000	(b)	03/01/30	4,940,270
Carrier Global Corp. (BBB/Baa3)
1,910,000	3.377		04/05/40	1,493,162
CP Atlas Buyer, Inc. (CCC/Caa2)
7,292,000	7.000	(b)(c)	12/01/28	6,828,302
EMRLD Borrower LP/Emerald Co.-Issuer, Inc. (BB-/Ba3)
4,030,000	6.625	(b)	12/15/30	4,068,889
James Hardie International Finance DAC (BB+/Ba1)
5,125,000	5.000	(b)	01/15/28	4,996,157
JELD-WEN, Inc. (BB-/B2)
2,856,000	4.875	(b)	12/15/27	2,733,221
Masonite International Corp. (BB+/Ba2)
3,999,000	5.375	(b)	02/01/28	4,002,079
1,241,000	3.500	(b)	02/15/30	1,099,042
Smyrna Ready Mix Concrete LLC (BB-/Ba3)
6,780,000	6.000	(b)	11/01/28	6,627,857
3,000,000	8.875	(b)	11/15/31	3,205,500

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Building Materials(a) – (continued)
Standard Industries, Inc. (BB/B1)
	$1,880,000	5.000	%(b)	02/15/27	$1,823,882
	1,230,000	4.750	(b)	01/15/28	1,173,666

					42,992,027

Capital Goods(a)(b) – 0.1%
Cirsa Finance International SARL (B+/B2)
EUR	1,823,311	10.375		11/30/27	2,120,472

Chemicals(a)(b) – 3.3%
Ashland, Inc. (BB+/Ba1)
	$2,340,000	3.375		09/01/31	1,980,178
Avient Corp. (BB-/Ba3)
	2,660,000	7.125		08/01/30	2,730,277
Axalta Coating Systems LLC (BB-/Ba3)
	2,760,000	3.375		02/15/29	2,472,601
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV (BB-/Ba3)
	3,205,000	4.750		06/15/27	3,093,370
Chemours Co. (BB-/B1)
	2,911,000	5.750		11/15/28	2,668,426
Herens Holdco SARL (B-/B2)
	4,229,000	4.750		05/15/28	3,699,656
Ingevity Corp. (NR/Ba3)
	2,946,000	3.875		11/01/28	2,661,475
Minerals Technologies, Inc. (BB-/Ba3)
	3,421,000	5.000		07/01/28	3,278,857
Olympus Water U.S. Holding Corp. (B-/B3)
EUR	750,000	3.875		10/01/28	755,929
	$6,830,000	4.250		10/01/28	6,187,434
	4,045,000	9.750		11/15/28	4,312,577
Olympus Water U.S. Holding Corp. (CCC+/Caa2)
	658,000	6.250	(c)	10/01/29	600,846
Polar U.S. Borrower LLC/Schenectady International Group, Inc. (CCC-/Caa3)
	2,544,000	6.750		05/15/26	602,724
SCIL IV LLC/SCIL USA Holdings LLC (BB-/B1)
	2,834,000	5.375		11/01/26	2,750,737
SNF Group SACA (BB+/Ba1)
	2,760,000	3.125		03/15/27	2,549,164
	3,870,000	3.375		03/15/30	3,347,589
Tronox, Inc. (BB-/B1)
	3,156,000	4.625		03/15/29	2,828,470
Valvoline, Inc. (B+/Ba3)
	2,095,000	4.250		02/15/30	2,093,240
	1,946,000	3.625		06/15/31	1,679,067
Vibrantz Technologies, Inc. (CCC+/Caa2)
	7,350,000	9.000	(c)	02/15/30	6,790,959
WR Grace Holdings LLC (B-/B1)
	2,893,000	4.875		06/15/27	2,751,764
	2,610,000	7.375		03/01/31	2,648,237
WR Grace Holdings LLC (CCC/WR)
	1,914,000	5.625		08/15/29	1,713,279

					64,196,856

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Commercial Services – 4.2%
ADT Security Corp. (BB/Ba2)
	$4,551,000	4.125	%(a)(b)	08/01/29	$4,156,565
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL (B/B3)
	4,100,000	4.625	%(a)(b)	06/01/28	3,733,686
APi Group DE, Inc. (B+/B1)
	6,373,000	4.125	(a)(b)	07/15/29	5,742,201
	2,159,000	4.750	(a)(b)	10/15/29	1,986,798
APX Group, Inc. (B/Ba3)
	10,145,000	5.750	(a)(b)	07/15/29	9,752,997
APX Group, Inc. (BB/Ba2)
	1,525,000	6.750	(a)(b)	02/15/27	1,533,525
Autostrade per l’Italia SpA (BBB-/Baa3)
EUR	2,690,000	2.000	(a)	12/04/28	2,688,714
BCP V Modular Services Finance II PLC (B/B2)
	1,780,000	4.750	(a)(b)	11/30/28	1,797,930
Block, Inc. (BB+/Ba2)
	$4,850,000	2.750	(a)	06/01/26	4,565,111
Brink’s Co. (BB-/Ba3)
	4,033,000	4.625	(a)(b)	10/15/27	3,844,941
Garda World Security Corp. (B/B2)
	2,397,000	7.750	(a)(b)	02/15/28	2,458,723
Garda World Security Corp. (CCC+/Caa2)
	2,846,000	9.500	(a)(b)	11/01/27	2,854,510
Gartner, Inc. (BBB-/Ba1)
	2,202,000	3.625	(a)(b)	06/15/29	1,994,748
Herc Holdings, Inc. (B+/Ba3)
	3,019,000	5.500	(a)(b)	07/15/27	2,966,862
MPH Acquisition Holdings LLC (CCC+/Caa1)
	9,127,000	5.750	(a)(b)(c)	11/01/28	7,206,771
NESCO Holdings II, Inc. (B/B3)
	1,618,000	5.500	(a)(b)	04/15/29	1,531,825
Paysafe Finance PLC/Paysafe Holdings U.S. Corp. (B/B2)
	3,400,000	4.000	(a)(b)(c)	06/15/29	3,030,760
Prime Security Services Borrower LLC/Prime Finance, Inc. (B/B2)
	2,953,000	6.250	(a)(b)	01/15/28	2,893,231
Prime Security Services Borrower LLC/Prime Finance, Inc. (BB/Ba2)
	290,000	5.250	(b)	04/15/24	289,530
	4,553,000	3.375	(a)(b)	08/31/27	4,185,391
PROG Holdings, Inc. (BB-/B1)
	5,520,000	6.000	(a)(b)	11/15/29	5,161,862
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. (NR/Ba3)
	2,701,000	4.625	(a)(b)	11/01/26	2,611,003
TriNet Group, Inc. (BB/Ba2)
	3,191,000	3.500	(a)(b)	03/01/29	2,862,167
	1,225,000	7.125	(a)(b)	08/15/31	1,257,218
Verisure Holding AB (B+/B1)
EUR	650,000	3.250	(a)(b)	02/15/27	672,333
Verisure Midholding AB (B-/B3)
	725,000	5.250	(a)(b)	02/15/29	754,790

					82,534,192

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Computers(a) – 1.4%
Ahead DB Holdings LLC (CCC+/Caa1)
$5,996,000	6.625	%(b)	05/01/28	$5,427,639
Crowdstrike Holdings, Inc. (BB/Ba2)
6,771,000	3.000		02/15/29	6,003,304
KBR, Inc. (BB-/Ba3)
2,613,000	4.750	(b)	09/30/28	2,411,433
McAfee Corp. (CCC+/Caa2)
5,151,000	7.375	(b)	02/15/30	4,752,467
Science Applications International Corp. (BB-/B1)
2,354,000	4.875	(b)	04/01/28	2,248,070
Seagate HDD Cayman (BB/Ba3)
1,270,000	8.250	(b)	12/15/29	1,363,688
2,561,220	9.625		12/01/32	2,920,252
Virtusa Corp. (CCC+/Caa1)
2,960,000	7.125	(b)(c)	12/15/28	2,668,618

				27,795,471

Cosmetics & Personal Care(a)(b) – 0.1%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC (BB+/Ba2)
1,845,000	6.625		07/15/30	1,871,992

Distribution & Wholesale(a)(b) –1.0%
American Builders & Contractors Supply Co., Inc. (B+/Ba3)
10,439,000	3.875		11/15/29	9,382,051
BCPE Empire Holdings, Inc. (CCC/Caa2)
4,392,000	7.625	(c)	05/01/27	4,287,910
H&E Equipment Services, Inc. (BB-/B1)
6,180,000	3.875		12/15/28	5,657,790

				19,327,751

Diversified Financial Services – 4.6%
AerCap Holdings NV (BB+/Ba1) (5 yr. CMT + 4.535%)
5,253,000	5.875	(a)(e)	10/10/79	5,212,920
Ally Financial, Inc. (BB-/Ba2) (5 yr. CMT + 3.868%)
6,075,000	4.700	(a)(e)	05/15/26	5,216,177
Ally Financial, Inc. (BB+/Baa3)
2,606,000	5.750	(a)	11/20/25	2,587,576
American Express Co. (BB+/Baa2) (5 yr. CMT + 2.854%)
4,265,000	3.550	(a)(e)	09/15/26	3,942,353
Capital One Financial Corp. (BB/Baa3) (5 yr. CMT + 3.157%)
2,085,000	3.950	(a)(e)	09/01/26	1,856,901
Castlelake Aviation Finance DAC (B+/B2)
7,400,000	5.000	(a)(b)	04/15/27	7,137,300
Charles Schwab Corp. (BBB-/Baa2) (3 mo. USD LIBOR + 2.575%)
3,305,000	5.000	(a)(e)	12/01/27	3,000,576
Global Aircraft Leasing Co. Ltd. (NR/B2) (PIK 7.250%, Cash 6.500%)
5,396,639	6.500	(a)(b)(d)	09/15/24	5,120,277
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (BB/Ba3)
2,555,000	4.750	(a)	09/15/24	2,540,079
Jane Street Group/JSG Finance, Inc. (BB/Ba2)
2,731,000	4.500	(a)(b)	11/15/29	2,530,135

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Jefferies Finance LLC/JFIN Co.-Issuer Corp. (BB-/B1)
$3,928,000	5.000	%(a)(b)	08/15/28	$3,613,406
Macquarie Airfinance Holdings Ltd. (BB+/NR)
4,326,000	8.375	(a)(b)	05/01/28	4,585,603
Macquarie Airfinance Holdings Ltd. (NR/Baa3)
430,000	6.400	(a)(b)	03/26/29	436,592
Navient Corp. (B+/Ba3)
2,880,000	6.750		06/15/26	2,903,674
2,815,000	5.000	(a)	03/15/27	2,695,869
4,060,000	5.500	(a)	03/15/29	3,773,689
NFP Corp. (CCC+/Caa2)
2,763,000	6.875	(a)(b)	08/15/28	2,798,062
OneMain Finance Corp. (BB/Ba2)
5,646,000	6.875		03/15/25	5,705,565
2,793,000	7.125		03/15/26	2,842,911
1,458,000	3.500	(a)	01/15/27	1,353,651
690,000	9.000	(a)	01/15/29	732,035
3,380,000	7.875	(a)	03/15/30	3,493,568
2,254,000	4.000	(a)	09/15/30	1,929,627
StoneX Group, Inc. (BB-/Ba3)
2,805,000	7.875	(a)(b)	03/01/31	2,844,971
United Wholesale Mortgage LLC (NR/Ba3)
3,641,000	5.500	(a)(b)	04/15/29	3,445,588
VistaJet Malta Finance PLC/Vista Management Holding,Inc. (B-/B3)
5,407,000	7.875	(a)(b)(c)	05/01/27	4,578,431
3,035,000	6.375	(a)(b)(c)	02/01/30	2,239,375

				89,116,911

Electrical – 0.6%
Duke Energy Corp. (BBB/Baa2)
2,045,000	4.125	(b)	04/15/26	2,020,460
Edison International (BB+/Ba1) (5 yr. CMT + 4.698%)
4,285,000	5.375	(a)(e)	03/15/26	4,150,151
NextEra Energy Operating Partners LP (BB/Ba1)
2,185,000	7.250	(a)(b)	01/15/29	2,238,117
Pike Corp. (B-/B3)
2,442,000	5.500	(a)(b)	09/01/28	2,335,285

				10,744,013

Electrical Components & Equipment(a)(b) – 0.1%
WESCO Distribution, Inc. (BB/Ba3)
1,125,000	6.375		03/15/29	1,136,824
855,000	6.625		03/15/32	869,176

				2,006,000

Electronics(b) – 1.0%
Atkore, Inc. (BB+/Ba2)
2,593,000	4.250	(a)	06/01/31	2,303,077
Coherent Corp. (B+/B1)
2,689,000	5.000	(a)	12/15/29	2,532,742
Imola Merger Corp. (BB-/B1)
4,151,000	4.750	(a)	05/15/29	3,892,642
Sensata Technologies BV (BB+/Ba2)
2,469,000	5.000		10/01/25	2,438,434

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electronics(b) – (continued)
	$1,135,000	4.000	%(a)	04/15/29	$1,037,083
	3,139,000	5.875	(a)	09/01/30	3,071,951
Sensata Technologies, Inc. (BB+/Ba2)
	3,389,000	4.375	(a)	02/15/30	3,085,854
	1,519,000	3.750	(a)	02/15/31	1,314,436

					19,676,219

Engineering & Construction(a)(b) – 0.9%
Dycom Industries, Inc. (BB/Ba3)
	4,674,000	4.500		04/15/29	4,370,611
Global Infrastructure Solutions, Inc. (BB-/B1)
	8,148,000	5.625		06/01/29	7,481,819
	5,021,000	7.500		04/15/32	4,910,086

					16,762,516

Entertainment(a) – 3.8%
Allen Media LLC/Allen Media Co.-Issuer, Inc. (CCC/Caa1)
	9,832,000	10.500	(b)	02/15/28	4,510,627
Banijay Entertainment SASU (B+/B1)
	2,610,000	8.125	(b)	05/01/29	2,695,843
Banijay Group SAS (B-/Caa1)
EUR	1,275,000	6.500	(b)	03/01/26	1,383,581
Boyne USA, Inc. (B/B1)
	$3,628,000	4.750	(b)	05/15/29	3,364,825
Caesars Entertainment, Inc. (B-/B3)
	5,343,000	8.125	(b)	07/01/27	5,471,820
Cinemark USA, Inc. (BB-/B2)
	4,200,000	5.250	(b)	07/15/28	3,976,728
International Game Technology PLC (BB+/Ba1)
EUR	2,364,000	2.375		04/15/28	2,400,387
	$2,511,000	4.125	(b)	04/15/26	2,433,937
	3,131,000	5.250	(b)	01/15/29	3,026,299
Light & Wonder International, Inc. (B+/B3)
	1,500,000	7.500	(b)	09/01/31	1,560,780
Live Nation Entertainment, Inc. (BB/Ba3)
	4,941,000	3.750	(b)	01/15/28	4,589,201
Merlin Entertainments Group U.S. Holdings, Inc. (B+/B2)
	2,260,000	7.375	(b)	02/15/31	2,278,622
Motion Bondco DAC (CCC+/Caa2)
	2,235,000	6.625	(b)(c)	11/15/27	2,160,060
Penn Entertainment, Inc. (B/B3)
	2,900,000	5.625	(b)	01/15/27	2,806,272
	1,580,000	4.125	(b)(c)	07/01/29	1,366,479
Pinewood Finance Co. Ltd. (BB+/NR)
GBP	4,390,000	3.250	%(b)	09/30/25	5,445,868
Pinewood Finco PLC (BB+/NR)
	2,988,000	6.000	(b)	03/27/30	3,773,529
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (CCC/Caa1)
	$4,764,000	5.625	(b)	09/01/29	3,646,175
Resorts World Las Vegas LLC/RWLV Capital, Inc. (BB+/NR)
	7,100,000	8.450	%(b)	07/27/30	7,647,410
SeaWorld Parks & Entertainment, Inc. (B/B2)
	5,450,000	5.250	(b)	08/15/29	5,139,949

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Entertainment(a) – (continued)
WMG Acquisition Corp. (BB+/Ba2)
	$1,655,000	3.750	%(b)	12/01/29	$1,482,863
	1,200,000	3.875	(b)	07/15/30	1,065,552
	2,922,000	3.000	(b)	02/15/31	2,484,956

					74,711,763

Environmental(a)(b) – 0.5%
GFL Environmental, Inc. (B/B3)
	2,216,000	4.000		08/01/28	2,042,886
	3,235,000	4.375		08/15/29	2,980,664
GFL Environmental, Inc. (BB/Ba3)
	720,000	6.750		01/15/31	737,892
GFL Environmental, Inc. (BB-/Ba3)
	3,460,000	3.500		09/01/28	3,168,668

					8,930,110

Food & Drug Retailing – 1.8%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (BB+/Ba3)
	272,000	4.625	(a)(b)	01/15/27	263,299
	3,744,000	3.500	(a)(b)	03/15/29	3,359,229
Boparan Finance PLC (B-/Caa1)
GBP	2,673,000	7.625	(a)	11/30/25	3,185,979
Iceland Bondco PLC (B/B3)
	1,105,000	10.875	(a)(b)	12/15/27	1,470,950
New Albertsons LP (BB+/WR)
	$3,100,000	7.450		08/01/29	3,236,028
Performance Food Group, Inc. (BB/B1)
	1,500,000	5.500	(a)(b)	10/15/27	1,473,870
	6,255,000	4.250	(a)(b)	08/01/29	5,736,648
Post Holdings, Inc. (B+/B2)
	268,000	5.625	(a)(b)	01/15/28	263,133
	4,673,000	5.500	(a)(b)	12/15/29	4,514,352
	3,980,000	4.625	(a)(b)	04/15/30	3,653,202
Post Holdings, Inc. (BB/Ba1)
	885,000	6.250	(a)(b)	02/15/32	891,168
Sigma Holdco BV (CCC+/Caa1)
	4,900,000	7.875	(a)(b)	05/15/26	4,704,049
U.S. Foods, Inc. (BB-/B2)
	1,600,000	6.875	(a)(b)	09/15/28	1,639,216

					34,391,123

Forest Products & Paper(a) – 0.1%
Mercer International, Inc. (B/B2)
	2,248,000	5.500		01/15/26	2,192,452

Gaming(a) – 0.6%
Melco Resorts Finance Ltd. (BB-/Ba3)
	2,395,000	4.875	(b)	06/06/25	2,335,125
MGM Resorts International (BB-/B1)
	5,355,000	5.500		04/15/27	5,310,714
Sands China Ltd. (BBB-/Baa2)
	2,315,000	5.125		08/08/25	2,281,664

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Gaming(a) – (continued)
Wynn Macau Ltd. (BB-/B1)
	$2,072,000	4.875	%(b)	10/01/24	$2,053,870

					11,981,373

Gas(a) – 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/B1)
	3,536,000	5.750		05/20/27	3,459,269

Hand/Machine Tools(b) – 0.1%
Regal Rexnord Corp. (BB+/Baa3)
	2,165,000	6.050		02/15/26	2,177,990

Health Care Products(a)(b) – 0.2%
Solventum Corp. (BBB-/Baa3)
	4,385,000	5.450		02/25/27	4,399,909

Healthcare Providers &Services(a) – 2.7%
Catalent Pharma Solutions, Inc. (B/B3)
	4,522,000	3.500	(b)	04/01/30	4,322,444
Centene Corp. (BBB-/Ba1)
	12,000	4.625		12/15/29	11,394
	2,570,000	3.375		02/15/30	2,277,945
	4,574,000	2.500		03/01/31	3,764,768
	911,000	2.625		08/01/31	748,168
CHS/Community Health Systems, Inc. (B-/Caa1)
	989,000	8.000	(b)	03/15/26	987,180
	4,919,000	5.625	(b)	03/15/27	4,527,054
IQVIA, Inc. (BBB-/Baa3)
	2,880,000	6.250		02/01/29	2,990,909
Laboratoire Eimer Selas (CCC/Caa1)
EUR	600,000	5.000	(b)	02/01/29	550,680
LifePoint Health, Inc. (B/B2)
	$2,530,000	11.000	(b)	10/15/30	2,704,469
Medline Borrower LP (B-/Caa1)
	3,648,000	5.250	(b)	10/01/29	3,448,126
Medline Borrower LP (B+/B1)
	5,341,000	3.875	(b)	04/01/29	4,861,645
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. (CCC+/Caa2)
	8,661,000	9.750	(b)	12/01/26	8,677,109
Tenet Healthcare Corp. (B-/B1)
	850,000	6.250		02/01/27	849,532
Tenet Healthcare Corp. (BB-/B1)
	4,097,000	4.625		06/15/28	3,903,294
	3,270,000	4.250		06/01/29	3,038,157
	1,592,000	6.125		06/15/30	1,590,233
	2,465,000	6.750	(b)	05/15/31	2,511,638

					51,764,745

Holding Companies-Diversified(a)(b) – 0.1%
Benteler International AG (BB-/Ba3)
EUR	1,745,000	9.375		05/15/28	2,028,682

Home Builders(a)(b) – 0.4%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (B+/B1)
	$1,645,000	5.000		06/15/29	1,491,752

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Home Builders(a)(b) – (continued)
$1,031,000	4.875%		02/15/30	$924,106
LGI Homes, Inc. (BB-/Ba2)
2,141,000	4.000		07/15/29	1,870,784
Thor Industries, Inc. (BB/B1)
3,148,000	4.000		10/15/29	2,819,223

				7,105,865

Household Products(a) – 0.2%
Central Garden & Pet Co. (BB/B1)
2,307,000	4.125		10/15/30	2,069,379
1,000,000	4.125	(b)	04/30/31	882,640

				2,952,019

Housewares(a) – 0.1%
Newell Brands, Inc. (BB-/Ba3)
1,282,000	4.875		06/01/25	1,263,732
1,745,000	7.000		04/01/46	1,411,286

				2,675,018

Insurance(a) – 1.4%
Acrisure LLC/Acrisure Finance, Inc. (B/B2)
7,413,000	4.250	(b)	02/15/29	6,694,013
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
4,440,000	8.250	(b)	02/01/29	4,463,443
1,140,000	6.000	(b)	08/01/29	1,045,916
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (B/B2)
2,355,000	6.750	(b)	04/15/28	2,369,766
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (CCC+/Caa2)
2,884,000	6.750	(b)	10/15/27	2,837,337
HUB International Ltd. (B-/Caa2)
2,370,000	7.375	(b)	01/31/32	2,388,367
Panther Escrow Issuer LLC (B/B2)
4,400,000	7.125	(b)	06/01/31	4,478,496
USI, Inc. (CCC+/Caa1)
1,260,000	7.500	(b)	01/15/32	1,261,373
Voya Financial, Inc. (BBB-/Ba2) (5 yr. CMT + 3.358%)
2,597,000	7.758	(e)	09/15/28	2,682,156

				28,220,867

Internet(a)(b) – 1.7%
ANGI Group LLC (B/B2)
4,641,000	3.875	(c)	08/15/28	4,028,063
Cars.com, Inc. (BB-/B3)
3,260,000	6.375		11/01/28	3,164,776
Gen Digital, Inc. (BB-/B1)
6,145,000	6.750		09/30/27	6,235,885
ION Trading Technologies SARL (B-/B3)
2,087,000	5.750		05/15/28	1,917,577
Match Group Holdings II LLC (BB/Ba3)
2,774,000	5.000		12/15/27	2,663,428
2,033,000	4.625		06/01/28	1,920,209
3,749,000	5.625		02/15/29	3,643,053
1,004,000	3.625		10/01/31	853,330

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Internet(a)(b) – (continued)
Uber Technologies, Inc. (BB/Ba1)
	$474,000	8.000%		11/01/26	$479,446
	712,000	6.250		01/15/28	715,453
	2,990,000	4.500		08/15/29	2,843,371
Ziff Davis, Inc. (BB/Ba3)
	4,653,000	4.625		10/15/30	4,189,096

					32,653,687

Iron/Steel(a)(b) – 0.2%
Cleveland-Cliffs, Inc. (BB-/Ba3)
	2,425,000	6.750		04/15/30	2,434,846
	2,125,000	7.000		03/15/32	2,154,856

					4,589,702

Leisure Time(a)(b) – 2.4%
Acushnet Co. (BB/Ba3)
	325,000	7.375		10/15/28	336,524
Carnival Corp. (BB-/B3)
	1,034,000	7.625		03/01/26	1,044,940
	6,593,000	5.750		03/01/27	6,526,213
Carnival Corp. (BB+/Ba2)
	3,890,000	4.000		08/01/28	3,623,535
	2,571,000	7.000		08/15/29	2,684,330
MajorDrive Holdings IV LLC (CCC+/Caa2)
	7,388,000	6.375		06/01/29	6,916,055
NCL Corp. Ltd. (B/Caa1)
	5,222,000	5.875		03/15/26	5,156,464
	310,000	7.750		02/15/29	322,344
Pinnacle Bidco PLC (NR/B3)
GBP	2,783,000	10.000		10/11/28	3,659,212
Royal Caribbean Cruises Ltd. (BB+/Ba2)
	$4,540,000	4.250		07/01/26	4,383,688
	3,280,000	5.500		08/31/26	3,248,315
	4,553,000	5.375		07/15/27	4,487,346
	850,000	6.250		03/15/32	856,587
TUI Cruises GmbH (NR/Caa1)
EUR	2,586,000	6.500%		05/15/26	2,814,987

					46,060,540

Lodging(a) – 2.1%
Hilton Domestic Operating Co., Inc. (BB+/Ba2)
	$900,000	5.750	(b)	05/01/28	898,290
	1,365,000	5.875	(b)	04/01/29	1,367,061
	1,922,000	4.875		01/15/30	1,838,912
	1,460,000	4.000	(b)	05/01/31	1,307,109
	2,295,000	3.625	(b)	02/15/32	1,977,487
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. (B+/B2)
	6,370,000	5.000	(b)	06/01/29	5,943,528
	2,913,000	4.875	(b)	07/01/31	2,609,494
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. (BB+/Ba2)
	2,800,000	6.625	(b)	01/15/32	2,808,288
Marriott Ownership Resorts, Inc. (B+/B1)
	2,864,000	4.750		01/15/28	2,687,320

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Lodging(a) – (continued)
	$2,585,000	4.500	%(b)(c)	06/15/29	$2,363,104
MGM Resorts International (BB-/B1)
	1,200,000	4.625		09/01/26	1,173,096
	4,046,000	4.750		10/15/28	3,847,139
Travel & Leisure Co. (BB-/Ba3)
	4,860,000	6.625	(b)	07/31/26	4,895,138
	2,397,000	6.000		04/01/27	2,392,254
	2,610,000	4.500	(b)	12/01/29	2,395,954
	3,287,000	4.625	(b)	03/01/30	3,001,327

					41,505,501

Machinery - Construction & Mining(a)(b) – 0.5%
BWX Technologies, Inc. (BB-/Ba3)
	4,375,000	4.125		04/15/29	4,035,369
Vertiv Group Corp. (BB/Ba3)
	5,321,000	4.125		11/15/28	4,950,711

					8,986,080

Machinery-Diversified(a)(b) – 0.9%
Husky III Holding Ltd. (CCC/Caa2) (PIK 13.750%, Cash 13.000%)
	7,133,000	13.000	(d)	02/15/25	7,136,780
Mueller Water Products, Inc. (BB/Ba1)
	3,183,000	4.000		06/15/29	2,887,554
Titan Acquisition Ltd./Titan Co.-Borrower LLC (CCC/Caa2)
	2,414,000	7.750		04/15/26	2,412,093
TK Elevator Holdco GmbH (CCC+/Caa1)
	4,552,000	7.625		07/15/28	4,457,000

					16,893,427

Media(a) – 5.2%
Altice Financing SA (B/B3)
	4,111,000	5.000	(b)	01/15/28	3,380,434
Altice Finco SA (CCC+/Caa2)
EUR	3,265,000	4.750		01/15/28	2,397,341
AMC Networks, Inc. (BB/Ba3)
	$1,995,000	10.250	(b)	01/15/29	2,009,484
CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
	4,244,000	5.500	(b)	05/01/26	4,182,292
	4,554,000	5.125	(b)	05/01/27	4,337,867
	2,731,000	4.750	(b)	03/01/30	2,342,624
	6,131,000	4.500	(b)	08/15/30	5,150,101
	15,352,000	4.250	(b)	02/01/31	12,495,607
	2,804,000	4.500		05/01/32	2,252,425
CSC Holdings LLC (B-/B2)
	5,055,000	5.500	(b)	04/15/27	4,522,405
CSC Holdings LLC (CCC/Caa2)
	2,030,000	5.750	(b)	01/15/30	1,073,992
Cumulus Media New Holdings, Inc. (CC/Caa1)
	1,742,000	6.750	(b)	07/01/26	1,022,589
Diamond Sports Group LLC/Diamond Sports Finance Co. (NR/WR)
	4,800,000	5.375	(b)(f)	08/15/26	135,648
	3,812,000	6.625	(b)(f)	08/15/27	108,490

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Media(a) – (continued)
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. (BB/Ba3)
$7,880,000	5.875	%(b)	08/15/27	$7,455,504
DISH DBS Corp. (CCC/Caa1)
5,216,000	5.250	(b)	12/01/26	4,113,807
iHeartCommunications, Inc. (B-/Caa1)
1,690,000	6.375		05/01/26	1,438,900
2,599,000	4.750	(b)(c)	01/15/28	1,823,276
iHeartCommunications, Inc. (CCC-/Caa3)
8,945,000	8.375	(c)	05/01/27	4,982,812
Nexstar Media, Inc. (BB+/B2)
2,744,000	5.625	(b)	07/15/27	2,634,542
Sirius XM Radio, Inc. (BB/Ba3)
4,676,000	3.125	(b)	09/01/26	4,384,077
7,384,000	5.000	(b)	08/01/27	7,109,020
850,000	4.000	(b)	07/15/28	777,750
Sunrise HoldCo IV BV (B/B3)
3,025,000	5.500	(b)	01/15/28	2,911,865
Urban One, Inc. (B-/B3)
11,339,000	7.375	(b)	02/01/28	9,654,025
Virgin Media Secured Finance PLC (B+/Ba3)
2,150,000	5.500	(b)	05/15/29	1,987,482
Virgin Media Vendor Financing Notes IV DAC (B-/B2)
1,850,000	5.000	(b)	07/15/28	1,697,523
VZ Secured Financing BV (B+/B1)
2,320,000	5.000	(b)	01/15/32	1,991,813
Ziggo Bond Co. BV (B-/B3)
1,725,000	5.125	(b)	02/28/30	1,475,272
Ziggo BV (B+/B1)
2,492,000	4.875	(b)	01/15/30	2,236,196

				102,085,163

Metal Fabricate & Hardware(a)(b) – 0.2%
Roller Bearing Co. of America, Inc. (B+/B1)
4,824,000	4.375		10/15/29	4,419,797

Mining(a)(b) – 0.4%
Alcoa Nederland Holding BV (BB/Ba1)
1,220,000	7.125		03/15/31	1,243,046
FMG Resources August 2006 Pty. Ltd. (BB+/Ba1)
2,785,000	5.875		04/15/30	2,738,045
Novelis Corp. (BB/Ba3)
4,432,000	4.750		01/30/30	4,087,944

				8,069,035

Miscellaneous Manufacturing(a) – 0.5%
Amsted Industries, Inc. (BB/Ba3)
3,272,000	5.625	(b)	07/01/27	3,224,785
1,951,000	4.625	(b)	05/15/30	1,780,600
Hillenbrand, Inc. (BB+/Ba1)
1,066,000	6.250		02/15/29	1,074,325
4,364,000	3.750		03/01/31	3,779,399

				9,859,109

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Office & Business Equipment(a)(b) – 0.0%
Xerox Holdings Corp. (BB/B1)
$927,000	5.000%		08/15/25	$913,781

Oil & Gas(a)(b) – 0.3%
CNX Resources Corp. (BB/B1)
930,000	7.250		03/01/32	946,238
Crescent Energy Finance LLC (BB-/B1)
1,765,000	7.625		04/01/32	1,779,649
Matador Resources Co. (BB-/B1)
1,045,000	6.500		04/15/32	1,046,829
Permian Resources Operating LLC (BB-/B1)
1,337,000	5.875		07/01/29	1,314,806

				5,087,522

Oil Field Services – 6.9%
Aethon United BR LP/Aethon United Finance Corp. (B+/B3)
4,989,000	8.250	(a)(b)	02/15/26	5,049,267
Archrock Partners LP/Archrock Partners Finance Corp. (BB-/B2)
2,599,000	6.250	(a)(b)	04/01/28	2,565,811
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (B+/B3)
4,209,000	7.000	(a)(b)	11/01/26	4,219,438
Callon Petroleum Co. (BB-/B2)
3,470,000	7.500	(a)(b)	06/15/30	3,673,932
Chord Energy Corp. (BB-/Ba3)
6,155,000	6.375	(a)(b)	06/01/26	6,176,296
Civitas Resources, Inc. (BB-/B1)
6,281,000	5.000	(a)(b)	10/15/26	6,141,813
2,496,000	8.375	(a)(b)	07/01/28	2,625,642
CNX Resources Corp. (BB/B1)
2,915,000	7.375	(a)(b)	01/15/31	2,966,012
Continental Resources, Inc. (BBB-/Baa3u)
2,470,000	4.375	(a)	01/15/28	2,388,169
Crescent Energy Finance LLC (BB-/B1)
4,178,000	9.250	(a)(b)	02/15/28	4,413,138
CrownRock LP/CrownRock Finance, Inc. (BB-/B1)
5,831,000	5.625	(a)(b)	10/15/25	5,813,915
1,035,000	5.000	(a)(b)	05/01/29	1,022,839
Kodiak Gas Services LLC (B+/B2)
1,000,000	7.250	(a)(b)	02/15/29	1,019,400
Matador Resources Co. (BB-/B1)
2,610,000	5.875	(a)	09/15/26	2,611,905
3,288,000	6.875	(a)(b)	04/15/28	3,366,090
Nabors Industries, Inc. (B-/Ba3)
2,849,000	7.375	(a)(b)	05/15/27	2,843,815
1,831,000	9.125	(a)(b)	01/31/30	1,904,185
Noble Finance II LLC (BB-/B1)
4,342,000	8.000	(a)(b)	04/15/30	4,523,148
Northern Oil & Gas, Inc. (B+/B2)
2,559,000	8.125	(a)(b)	03/01/28	2,598,434
4,070,000	8.750	(a)(b)	06/15/31	4,299,263
Occidental Petroleum Corp. (BB+/Baa3)
1,071,000	5.875	(a)	09/01/25	1,074,941
775,000	5.500	(a)	12/01/25	774,396
2,533,000	6.450		09/15/36	2,701,647

	Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
	$5,832,000	4.400	%(a)	04/15/46	$4,739,142
Permian Resources Operating LLC (BB-/B1)
	4,260,000	6.875	(a)(b)	04/01/27	4,260,000
	3,385,000	9.875	(a)(b)	07/15/31	3,769,197
	1,252,000	7.000	(a)(b)	01/15/32	1,297,911
Range Resources Corp. (BB/Ba3)
	2,660,000	4.750	(a)(b)	02/15/30	2,480,610
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. (B/B3)
	3,163,000	7.875	(a)(b)	11/01/28	3,268,644
SM Energy Co. (BB-/B1)
	2,537,000	6.750	(a)	09/15/26	2,541,364
	875,000	6.500	(a)	07/15/28	878,833
Southwestern Energy Co. (BB+/Ba2)
	3,670,000	5.375	(a)	03/15/30	3,535,605
	525,000	4.750	(a)	02/01/32	483,336
Southwestern Energy Co. (BB+/NR)
	6,438,000	5.375	(a)	02/01/29	6,256,835
Sunoco LP/Sunoco Finance Corp. (BB/Ba3)
	2,925,000	7.000	(a)(b)	09/15/28	2,989,116
	4,425,000	4.500	(a)	04/30/30	4,058,787
TechnipFMC PLC (BBB-/Ba1)
	1,240,000	6.500	(a)(b)	02/01/26	1,235,858
Transocean Poseidon Ltd. (B/B2)
	2,095,875	6.875	(a)(b)	02/01/27	2,099,585
Transocean Titan Financing Ltd. (B/B2)
	415,000	8.375	(a)(b)	02/01/28	431,899
Transocean, Inc. (B/B2)
	4,029,100	8.750	(a)(b)	02/15/30	4,201,586
Transocean, Inc. (B-/Caa1)
	5,014,000	11.500	(a)(b)	01/30/27	5,226,894
USA Compression Partners LP/USA Compression Finance Corp. (B+/B2)
	1,550,000	7.125	(a)(b)	03/15/29	1,567,561
Viper Energy, Inc. (BBB-/Ba3)
	4,200,000	7.375	(a)(b)	11/01/31	4,367,706

					134,463,965

Packaging(a) – 2.3%
ARD Finance SA (CCC+/Caa3) (PIK 5.750%, Cash 5.000%)
EUR	2,294,375	5.000	(d)	06/30/27	698,328
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (B/Caa1)
	1,545,000	3.000		09/01/29	1,275,120
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B+/B1)
	$2,907,000	5.250	(b)	04/30/25	2,806,040
	2,179,000	4.125	(b)	08/15/26	1,976,636
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (CCC+/ Caa1)
	5,387,000	5.250	%(b)(c)	08/15/27	3,380,432
Ball Corp. (BB+/Ba1)
	4,036,000	6.875		03/15/28	4,140,210
	3,620,000	6.000		06/15/29	3,653,557
	2,925,000	2.875		08/15/30	2,498,067

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Packaging(a) – (continued)
Berry Global, Inc. (BBB-/Ba1u)
	$2,300,000	5.500%		04/15/28	$2,317,779
Crown Americas LLC (BB+/Ba2)
	1,625,000	5.250		04/01/30	1,567,914
Crown Americas LLC/Crown Americas Capital Corp.VI (BB+/Ba2)
	2,709,000	4.750		02/01/26	2,664,925
Kleopatra Finco SARL (B-/B3)
EUR	1,986,000	4.250		03/01/26	1,818,485
Kleopatra Holdings 2 SCA (CCC/Caa2)
	1,468,000	6.500	%(b)	09/01/26	839,388
LABL, Inc. (B-/B3)
	$2,337,000	6.750	(b)	07/15/26	2,307,063
LABL, Inc. (CCC+/Caa3)
	4,030,000	10.500	(b)	07/15/27	3,997,478
Mauser Packaging Solutions Holding Co. (B/B2)
	3,625,000	7.875	(b)	08/15/26	3,693,948
Sealed Air Corp./Sealed Air Corp. U.S. (BB+/Ba2)
	2,265,000	7.250	(b)	02/15/31	2,356,868
TriMas Corp. (BB-/Ba3)
	2,865,000	4.125	(b)	04/15/29	2,602,165

					44,594,403

Pharmaceuticals – 2.2%
Bausch Health Cos., Inc. (CCC-/Caa3)
	804,000	14.000	(a)(b)	10/15/30	472,237
Bausch Health Cos., Inc. (CCC+/Caa1)
	3,055,000	6.125	(a)(b)	02/01/27	1,905,678
	1,766,000	4.875	(a)(b)	06/01/28	962,311
	2,823,000	11.000	(b)	09/30/28	1,884,183
Cheplapharm Arzneimittel GmbH (B+/B2)
	4,494,000	5.500	(a)(b)	01/15/28	4,308,533
Grifols SA (CCC+/Caa1)
	3,070,000	4.750	(a)(b)(c)	10/15/28	2,540,517
Jazz Securities DAC (BB-/Ba2)
	5,605,000	4.375	(a)(b)	01/15/29	5,220,889
Organon & Co./Organon Foreign Debt Co.-Issuer BV (BB/Ba2)
	7,500,000	4.125	(a)(b)	04/30/28	6,986,850
Organon & Co./Organon Foreign Debt Co.-Issuer BV (BB-/B1)
	5,380,000	5.125	(a)(b)	04/30/31	4,764,582
Perrigo Finance Unlimited Co. (B+/Ba3)
	1,363,000	3.900	(a)	12/15/24	1,339,393
	4,768,000	4.375	(a)	03/15/26	4,641,410
	6,986,000	4.650	(a)	06/15/30	6,422,859
Prestige Brands, Inc. (BB/B1)
	2,014,000	3.750	(a)(b)	04/01/31	1,753,952

					43,203,394

Pipelines(a) – 5.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp. (BB/Ba3)
	1,800,000	5.750	(b)	03/01/27	1,775,880
	3,939,000	6.625	(b)	02/01/32	3,955,820
Buckeye Partners LP (BB-/B1)
	600,000	4.350		10/15/24	593,580

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines(a) – (continued)
$3,545,000	3.950%		12/01/26	$3,389,339
Cheniere Energy Partners LP (BBB-/Ba1)
4,394,000	4.000		03/01/31	3,991,861
Cheniere Energy, Inc. (BBB-/Baa3)
2,464,000	4.625		10/15/28	2,389,341
CNX Midstream Partners LP (BB/B1)
3,461,000	4.750	(b)	04/15/30	3,081,709
DT Midstream, Inc. (BB+/Ba2)
3,150,000	4.375	(b)	06/15/31	2,853,144
EnLink Midstream LLC (BBB-/Ba1)
2,429,000	5.375		06/01/29	2,383,699
2,350,000	6.500	(b)	09/01/30	2,416,952
EQM Midstream Partners LP (BB-/Ba3)
3,400,000	7.500	(b)	06/01/27	3,485,748
Genesis Energy LP/Genesis Energy Finance Corp. (B/B3)
7,319,000	8.000		01/15/27	7,393,288
1,470,000	8.875		04/15/30	1,539,325
Global Partners LP/GLP Finance Corp. (B+/B2)
912,000	7.000		08/01/27	914,161
1,383,000	6.875		01/15/29	1,374,246
1,410,000	8.250	(b)	01/15/32	1,462,889
Hess Midstream Operations LP (BB+/Ba2)
807,000	5.500	(b)	10/15/30	782,201
Howard Midstream Energy Partners LLC (B+/B2)
6,901,000	6.750	(b)	01/15/27	6,883,057
1,875,000	8.875	(b)	07/15/28	1,981,819
Kinetik Holdings LP (BB+/Ba1)
3,525,000	6.625	(b)	12/15/28	3,585,277
4,315,000	5.875	(b)	06/15/30	4,219,897
NGL Energy Operating LLC/NGL Energy Finance Corp. (B+/B2)
2,440,000	8.125	(b)	02/15/29	2,499,219
Northriver Midstream Finance LP (BB/Ba3)
2,700,000	5.625	(b)	02/15/26	2,673,000
NuStar Logistics LP (BB-/Ba3)
3,321,000	5.750		10/01/25	3,307,085
1,000,000	6.000		06/01/26	996,930
4,206,000	5.625		04/28/27	4,165,076
Prairie Acquiror LP (B/B3)
860,000	9.000	(b)	08/01/29	887,451
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (B-/NR)
5,370,000	12.000	(b)	10/15/26	5,422,250
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB-/B1)
2,915,000	7.375	(b)	02/15/29	2,931,645
3,675,000	6.000	(b)	09/01/31	3,426,019
Venture Global Calcasieu Pass LLC (BB+/Ba2)
2,815,000	4.125	(b)	08/15/31	2,506,898
Venture Global LNG, Inc. (BB/B1)
3,770,000	8.125	(b)	06/01/28	3,846,305
5,180,000	9.500	(b)	02/01/29	5,584,195
3,453,000	9.875	(b)	02/01/32	3,722,541

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines(a) – (continued)
Western Midstream Operating LP (BBB-/Baa3)
	$4,746,000	4.050%		02/01/30	$4,420,804

					106,842,651

Real Estate – 0.6%
Cushman & Wakefield U.S. Borrower LLC (BB-/Ba3)
	2,303,000	6.750	(a)(b)	05/15/28	2,274,305
	1,120,000	8.875	(a)(b)	09/01/31	1,187,133
Kennedy-Wilson, Inc. (B+/B2)
	2,735,000	4.750	(a)	03/01/29	2,253,421
	3,501,000	4.750	(a)	02/01/30	2,795,303
	1,514,000	5.000	(a)	03/01/31	1,175,349
Redfin Corp. (NR/NR)
	2,115,000	0.500	(c)	04/01/27	1,163,250

					10,848,761

Real Estate Investment Trust(a) – 1.8%
CTR Partnership LP/CareTrust Capital Corp. (BB+/Ba2)
	1,045,000	3.875	(b)	06/30/28	969,917
HAT Holdings I LLC/HAT Holdings II LLC (BB+/Baa3)
	2,100,000	6.000	(b)	04/15/25	2,089,983
	3,285,000	8.000	(b)	06/15/27	3,428,949
Iron Mountain, Inc. (BB-/Ba3)
	2,425,000	7.000	(b)	02/15/29	2,472,409
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (BB-/Ba2)
	7,216,000	5.250	(b)	10/01/25	7,092,462
MPT Operating Partnership LP/MPT Finance Corp. (BB-/Ba2)
GBP	2,225,000	3.692		06/05/28	2,085,319
	$2,044,000	4.625		08/01/29	1,566,828
	4,565,000	3.500		03/15/31	3,164,549
SBA Communications Corp. (BB/Ba3)
	5,127,000	3.125		02/01/29	4,543,958
Service Properties Trust (B+/B2)
	3,253,000	4.500		03/15/25	3,175,286
Service Properties Trust (BB/B1)
	1,493,000	7.500		09/15/25	1,512,110
Starwood Property Trust, Inc. (BB-/Ba3)
	925,000	7.250	(b)	04/01/29	932,261
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC (B/B2)
	2,190,000	10.500	(b)	02/15/28	2,271,796

					35,305,827

Retailing – 5.1%
1011778 BC ULC/New Red Finance, Inc. (B+/B2)
	2,755,000	4.375	(a)(b)	01/15/28	2,604,302
	4,166,000	4.000	(a)(b)	10/15/30	3,711,906
Arko Corp. (B-/B3)
	13,960,000	5.125	(a)(b)	11/15/29	11,572,700
Asbury Automotive Group, Inc. (BB/B1)
	573,000	4.500	(a)	03/01/28	544,682
	8,931,000	4.625	(a)(b)	11/15/29	8,262,961
	185,000	4.750	(a)	03/01/30	170,230
	1,014,000	5.000	(a)(b)	02/15/32	918,572

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
Beacon Roofing Supply, Inc. (B/B1)
	$3,600,000	4.125	%(a)(b)	05/15/29	$3,263,796
Carvana Co. (CCC+/Cau)
(PIK 12.000%, Cash 9.000%)
	303,743	12.000	(a)(b)(d)	12/01/28	296,967
(PIK 13.000%, Cash 11.000%)
	457,583	13.000	(a)(b)(c)(d)	06/01/30	448,431
(PIK 14.000%, Cash 9.000%)
	543,590	14.000	(a)(b)(c)(d)	06/01/31	546,444
Cheesecake Factory, Inc. (NR/NR)
	1,728,000	0.375		06/15/26	1,537,824
eG Global Finance PLC (B-/B3)
	3,970,000	12.000	(a)(b)	11/30/28	4,222,373
Foundation Building Materials, Inc. (CCC+/Caa1)
	3,269,000	6.000	(a)(b)	03/01/29	3,008,330
Group 1 Automotive, Inc. (BB+/Ba2)
	2,208,000	4.000	(a)(b)	08/15/28	2,034,959
GYP Holdings III Corp. (B/Ba2)
	3,038,000	4.625	(a)(b)	05/01/29	2,827,922
Ken Garff Automotive LLC (BB-/B1)
	6,491,000	4.875	(a)(b)	09/15/28	6,006,122
LCM Investments Holdings II LLC (B+/B2)
	5,325,000	4.875	(a)(b)	05/01/29	4,893,462
Lithia Motors, Inc. (BB+/Ba2)
	1,258,000	3.875	(a)(b)	06/01/29	1,134,993
	853,000	4.375	(a)(b)	01/15/31	764,152
Macy’s Retail Holdings LLC (BB+/Ba2)
	1,715,000	5.875	(a)(b)	04/01/29	1,684,507
Maryland Bidco Ltd. (NR/NR) (PIK 10.000%, Cash 10.000%)
GBP	1,071,000	10.000	(a)(d)	01/26/28	1,103,034
Murphy Oil USA, Inc. (BB+/Ba2)
	$3,341,000	3.750	(a)(b)	02/15/31	2,918,163
Nordstrom, Inc. (BB+/Ba1)
	1,795,000	4.375	(a)	04/01/30	1,622,465
Penske Automotive Group, Inc. (BB-/Ba3)
	3,707,000	3.500	(a)	09/01/25	3,608,876
	3,469,000	3.750	(a)	06/15/29	3,109,334
Sonic Automotive, Inc. (BB-/B1)
	4,457,000	4.625	(a)(b)	11/15/29	4,002,029
	2,092,000	4.875	(a)(b)	11/15/31	1,830,040
SRS Distribution, Inc. (CCC/Caa2)
	2,238,000	6.125	(a)(b)	07/01/29	2,282,827
	1,814,000	6.000	(a)(b)	12/01/29	1,852,275
Staples, Inc. (B-/B3)
	2,435,000	7.500	(a)(b)	04/15/26	2,376,317
Stonegate Pub Co. Financing 2019 PLC (NR/B3)
GBP	1,750,000	8.250	(a)(b)	07/31/25	2,142,411
Suburban Propane Partners LP/Suburban Energy Finance Corp. (BB-/B1)
	$2,121,000	5.875	(a)	03/01/27	2,091,857
	3,272,000	5.000	(a)(b)	06/01/31	2,981,086
Walgreens Boots Alliance, Inc. (BBB-/Ba2)
	2,900,000	3.450	(a)	06/01/26	2,766,803

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – (continued)
Yum! Brands, Inc. (BB/Ba3)
	$4,248,000	3.625	%(a)	03/15/31	$3,759,183

					98,902,335

Semiconductors(a) – 0.6%
Amkor Technology, Inc. (BB/B1)
	4,563,000	6.625	(b)	09/15/27	4,584,811
Broadcom, Inc. (BBB/Baa3)
	3,590,000	3.137	(b)	11/15/35	2,901,976
Entegris, Inc. (BB/Baa3)
	3,240,000	4.750	(b)	04/15/29	3,108,359
Micron Technology, Inc. (BBB-/Baa3)
	1,940,000	2.703		04/15/32	1,621,530

					12,216,676

Software(a) – 2.0%
AthenaHealth Group, Inc. (CCC/Caa2)
	5,574,000	6.500	(b)	02/15/30	5,103,777
Camelot Finance SA (BB-/B1)
	650,000	4.500	(b)	11/01/26	625,378
Castle U.S. Holding Corp. (CCC-/Caa3)
	2,900,000	9.500	(b)	02/15/28	1,441,329
Cloud Software Group, Inc. (B/B2)
	2,910,000	6.500	(b)	03/31/29	2,763,307
Concentrix Corp. (BBB/Baa3)
	2,660,000	6.650		08/02/26	2,680,189
Elastic NV (BB-/B1)
	3,315,000	4.125	(b)	07/15/29	2,981,014
MSCI, Inc. (BBB-/Ba1)
	1,770,000	3.625	(b)	09/01/30	1,570,256
Open Text Corp. (BB-/Ba3)
	5,890,000	3.875	(b)	02/15/28	5,453,963
	2,995,000	3.875	(b)	12/01/29	2,671,151
Open Text Corp. (BBB-/Ba1)
	2,350,000	6.900	(b)	12/01/27	2,431,193
Oracle Corp. (BBB/Baa2)
	1,955,000	3.600		04/01/40	1,541,615
ROBLOX Corp. (BB/Ba2)
	1,769,000	3.875	(b)	05/01/30	1,558,790
TeamSystem SpA (B-/B2)
EUR	1,075,000	3.500	(b)	02/15/28	1,108,943
Twilio, Inc. (BB/Ba3)
	$6,714,000	3.875		03/15/31	5,867,767
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. (B+/B1)
	2,060,000	3.875	(b)	02/01/29	1,852,702

					39,651,374

Telecommunication Services – 2.8%
Altice France Holding SA (CCC-/Ca)
	11,716,000	10.500	(a)(b)	05/15/27	4,326,367
	2,775,000	6.000	(a)(b)	02/15/28	760,211
Altice France SA (CCC+/Caa1)
	2,023,000	8.125	(a)(b)	02/01/27	1,578,790
	3,580,000	5.500	(a)(b)	01/15/28	2,553,220
	5,515,000	5.125	(a)(b)	07/15/29	3,729,960

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
AT&T, Inc. (BBB/Baa2)
	$1,947,000	3.500	%(a)	06/01/41	$1,518,621
Frontier Communications Holdings LLC (B/B3)
	6,489,000	5.875	(a)(b)	10/15/27	6,280,833
Frontier Communications Holdings LLC (CCC+/Caa2)
	4,745,000	6.000	(a)(b)	01/15/30	4,022,906
Hughes Satellite Systems Corp. (CCC-/Caa3)
	2,895,000	6.625	(c)	08/01/26	1,706,081
Level 3 Financing, Inc. (B/B3)
	900,000	3.875	(a)(b)(c)	11/15/29	499,770
Level 3 Financing, Inc. (CCC-/Caa2)
	2,814,000	4.250	(a)(b)	07/01/28	1,324,156
	1,124,000	3.625	(a)(b)	01/15/29	507,722
Lorca Telecom Bondco SA (BB+/Ba3)
EUR	5,135,000	4.000	%(a)(b)	09/18/27	5,380,622
Nokia of America Corp. (NR/WR)
	$5,200,000	6.450		03/15/29	5,063,812
Sprint LLC (BBB-/Baa2)
	4,762,000	7.625	(a)	02/15/25	4,821,239
	3,081,000	7.625	(a)	03/01/26	3,181,626
Telecom Italia Capital SA (B+/B1)
	2,040,000	6.000		09/30/34	1,864,989
	3,746,000	7.200		07/18/36	3,658,568
Vmed O2 U.K. Financing I PLC (B+/Ba3)
	2,654,000	4.250	(a)(b)	01/31/31	2,248,336

					55,027,829

Telecommunications(a)(b)(c) – 0.0%
Level 3 Financing, Inc. (B/B3)
	528,000	10.500		05/15/30	545,049

Toys/Games/Hobbies(a)(b) – 0.2%
Mattel, Inc. (BBB/Baa3)
	5,107,000	3.750		04/01/29	4,702,628

Transportation(a)(b) – 0.3%
Rand Parent LLC (BB/Ba1)
	5,312,000	8.500	(c)	02/15/30	5,255,746
XPO, Inc. (BB-/Ba3)
	1,480,000	7.125		02/01/32	1,523,320

					6,779,066

Transportation Services(a)(b) – 0.1%
SMBC Aviation Capital Finance DAC (A-/NR)
	2,385,000	5.450		05/03/28	2,391,678

Trucking & Leasing(a)(b) – 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. (BBB/Baa2)
	2,300,000	5.550		05/01/28	2,325,898

Water(a)(b) – 0.4%
Solaris Midstream Holdings LLC (B+/B3)
	7,280,000	7.625		04/01/26	7,360,007

TOTAL CORPORATE OBLIGATIONS (Cost $1,756,028,230)					$1,688,345,342

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(g) – 7.5%

Aerospace & Defense(e) – 0.1%
Spirit Aerosystems, Inc. (BB-/Ba2) (3 mo. USD Term SOFR + 4.250%)
$2,075,000	9.563%		01/15/27	$2,082,345

Automotive(e) – 0.2%
First Brands Group LLC (B+/B1) (3 mo. USD Term SOFR + 5.000%)
3,441,932	10.574		03/30/27	3,440,486

Automotive - Distributors(e) – 0.1%
SRAM LLC (BB-/B1) (1 mo. USD Term SOFR + 2.750%)
2,104,387	8.195		05/18/28	2,101,757

Automotive - Parts(e) – 0.3%
Adient U.S. LLC (BBB-/Ba2) (1 mo. USD Term SOFR + 2.750%)
6,700,000	8.077		01/31/31	6,715,075

Banks(e) – 0.2%
Nouryon Finance BV (B+/B2) (3 mo. USD Term SOFR + 4.000%)
3,824,651	9.419		04/03/28	3,830,388

Building & Construction(e) – 0.4%
Apple Bidco LLC (B/B2) (1 mo. USD Term SOFR + 2.750%)
2,413,433	8.195		09/22/28	2,409,668
Brown Group Holding LLC (B+/B2) SOFR CME + 3.000%, SOFR CME + 3.000%
2,900,000	8.326		07/02/29	2,898,550
Energize HoldCo LLC (B/B2) (1 mo. USD Term SOFR + 3.750%)
2,900,000	9.192		12/08/28	2,890,169

				8,198,387

Capital Goods - Others – 0.3%
RC Buyer, Inc. (B-/B2) (1 mo. USD Term SOFR + 3.500%)
2,474,175	8.942	(e)	07/28/28	2,463,412
Titan Acquisition Ltd. (NR/B3)
2,950,000	0.00–0.00	(h)	02/01/29	2,956,136

				5,419,548

Chemicals(e) – 0.1%
Windsor Holdings III LLC (B+/B2) (1 mo. USD Term SOFR + 4.000%)
1,645,875	9.326		08/01/30	1,648,969

Commercial Services – 0.4%
Groundworks LLC (B/B3)
4,700,000	0.000	%(h)	03/14/31	4,695,676
Prime Security Services Borrower LLC (BB/Ba2) SOFR CME + 2.500%
1,075,000	7.827	(e)	10/14/30	1,075,000
Verscend Holding Corp. (B+/B2) (1 mo. USD Term SOFR + 4.000%)
2,867,628	9.445	(e)	08/27/25	2,867,628

				8,638,304

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(g) – (continued)

Consumer Cyclical Services(h) – 0.2%
IRB Holding Corp. (B+/B2) (1 mo. USD Term SOFR + 2.750%)
$2,900,000	8.077%		12/15/27	$2,899,362

Consumer Products(e) – 0.1%
Knight Health Holdings LLC (B-/Caa2) (1 mo. USD Term SOFR + 5.250%)
3,127,968	10.692		12/23/28	1,334,610

Diversified Financial Services(e) – 0.2%
NEXUS Buyer LLC (B-/B2) (1 mo. USD Term SOFR + 4.500%)
3,850,000	9.827		12/13/28	3,815,119

Diversified Manufacturing(e) – 0.2%
Vertical U.S. Newco, Inc. (B/WR) ((3 mo. USD Term SOFR + 3.500%)-(6 mo. USD Term SOFR + 3.500%))
4,071,499	9.081		07/30/27	4,083,388

Energy(e) – 0.1%
Delek U.S. Holdings, Inc. (BB+/B1) (1 mo. USD Term SOFR + 3.500%)
2,867,740	8.930		11/19/29	2,864,155

Entertainment – 0.6%
Alterra Mountain Co. (B+/NR)
555,000	0.00–0.00	(h)	05/31/30	557,081
Arcis Golf LLC (B+/B2) (1 mo. USD Term SOFR + 3.750%)
2,867,813	9.192	(e)(h)	11/24/28	2,872,602
Cinemark USA, Inc. (BB+/Ba1) ((1 mo. USD Term SOFR + 3.750%)-(3 mo. USD Term SOFR + 3.750%))
3,845,937	0.00–0.00	(e)	05/24/30	3,857,975
SeaWorld Parks & Entertainment, Inc. (BB/Ba2) (1 mo. USD Term SOFR + 2.500%)
3,841,131	7.830	(e)	08/25/28	3,834,409

				11,122,067

Food & Beverage(e) – 0.1%
HLF Financing SARL LLC (BB-/Ba2) SOFR CME + 2.500%
2,775,000	7.942		08/18/25	2,759,821

Health Care Services(e) – 0.2%
LifePoint Health, Inc. (B/B2) (3 mo. USD Term SOFR + 5.500%)
3,386,339	11.087		11/16/28	3,394,196

Insurance(e) – 0.2%
Sedgwick Claims Management Services, Inc. (B+/B2) (1 mo. USD Term SOFR + 3.750%)
2,875,000	9.077		02/24/28	2,879,399

Lodging(e) – 0.5%
Caesars Entertainment, Inc. (BB-/Ba3) (3 mo. USD Term SOFR + 3.250%)
7,655,667	8.663		02/06/30	7,668,452
Playa Resorts Holding BV (B+/WR) (1 mo. USD Term SOFR + 3.250%)
2,875,000	8.579		01/05/29	2,881,584

				10,550,036

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(g) – (continued)

Machinery – 0.5%
Chart Industries, Inc. (BB-/Ba3) (1 mo. USD Term SOFR + 3.250%)
$7,650,000	8.673	%(e)	03/15/30	$7,659,562
Project Castle, Inc. (B-/Caa1) (3 mo. USD Term SOFR + 5.500%)
1,792,564	10.798	(h)	06/01/29	1,622,271

				9,281,833

Media(e) – 0.2%
CSC Holdings LLC (B-/B2) (1 mo. USD Term SOFR + 4.500%)
4,527,136	9.825		01/18/28	4,347,454

Media - Cable(e) – 0.1%
DirecTV Financing LLC (BB/Ba3) (1 mo. USD Term SOFR + 5.000%)
2,650,766	10.445		08/02/27	2,651,879

Media - Non Cable(e) – 0.3%
Fleet Midco I Ltd. (B+/B2) (3 mo. USD Term SOFR + 3.250%)
2,875,000	8.580	(i)	02/21/31	2,875,000
iHeartCommunications, Inc. (B-/Caa1) (1 mo. USD Term SOFR + 3.000%)
4,100,000	8.445		05/01/26	3,576,881

				6,451,881

Midstream – 0.2%
AL NGPL Holdings LLC (B+/Ba3) (1 yr. USD Term SOFR + 3.250%)
2,875,000	8.579	(h)	04/13/28	2,880,750
Prairie ECI Acquiror LP (B/B3) (1 mo. USD Term SOFR + 4.750%)
1,075,000	10.080	(e)	08/01/29	1,070,205

				3,950,955

Pharmaceuticals(e) – 0.3%
Gainwell Acquisition Corp. (B/B2) (3 mo. USD Term SOFR + 4.000%)
2,139,196	9.409		10/01/27	2,041,862
Jazz Financing Lux SARL (BB-/Ba2) (1 mo. USD Term SOFR + 3.000%)
3,780,950	8.445		05/05/28	3,799,855

				5,841,717

Pipelines(h) – 0.1%
Oryx Midstream Services Permian Basin LLC (BB-/Ba3) (1 mo. USD Term SOFR + 3.000%)
2,867,812	8.436		10/05/28	2,876,530

Restaurants(e) – 0.1%
1011778 BC Unlimited Liability Co. (BB+/Ba2) (1 mo. USD Term SOFR + 2.250%)
2,743,125	7.580		09/20/30	2,740,382

Retailers(e) – 0.1%
Restoration Hardware, Inc. (B+/B1) (1 mo. USD Term SOFR + 2.500%)
2,627	7.942		10/20/28	2,556

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(g) – (continued)

Retailers(e) – (continued)
Staples, Inc. (B-/B3) (1 mo. USD LIBOR + 5.000%)
$1,184,391	10.443%		04/16/26	$1,171,197

				1,173,753

Technology(e) – 0.2%
Uber Technologies, Inc. (BBB-/Baa3) SOFR CME + 2.750%
3,064,917	8.079		03/03/30	3,076,748

Technology - Hardware(e) – 0.1%
Coherent Corp. (BB-/Ba1) (1 mo. USD Term SOFR + 2.750%)
2,868,205	8.195		07/02/29	2,868,205

Technology - Software(e) – 0.5%
AppLovin Corp. (BB+/Ba3) (1 mo. USD Term SOFR + 2.500%)
2,875,000	7.830		08/16/30	2,871,406
Camelot U.S. Acquisition LLC (BB-/B1) (1 mo. USD Term SOFR + 2.750%)
2,095,030	8.077		01/31/31	2,093,459
Loyalty Ventures, Inc. (NR/WR) (3 mo. U.S. (Fed) Prime Rate + 5.500%)
1,766,359	14.000	(f)	11/03/27	15,455
Peraton Corp. (B/B1) (1 mo. USD Term SOFR + 3.750%)
2,183,732	9.180		02/01/28	2,179,648
Physician Partners LLC (B+/B2) (3 mo. USD Term SOFR + 4.000%)
2,303,000	9.463		12/26/28	1,707,099

				8,867,067

Telecommunications(e) – 0.1%
CCI Buyer, Inc. (B-/B1) (3 mo. USD Term SOFR + 4.000%)
2,050,000	9.302		12/17/27	2,036,450

Transportation Services(e) – 0.2%
MH Sub I LLC (B/B1) (1 mo. USD Term SOFR + 4.250%)
2,942,588	9.580		05/03/28	2,921,843

TOTAL BANK LOANS (Cost $151,004,825)				$146,864,109

Shares	Description			Value

Common Stocks – 0.7%

Automobile Components – 0.0%
1,229	Lear Corp.			$178,058

Chemicals – 0.0%
321	LyondellBasell Industries NV Class A			32,832
90	LyondellBasell Industries NV Class A(i)			—

				32,832

Commerical Services & Supplies(f)(i) – 0.0%
7,179,000	Reorganized ISA SA			—

Communications Equipment(f) – 0.3%
229,679	Intelsat SA			5,971,654

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Shares	Description	Value

Common Stocks – (continued)

Diversified Telecommunication Services(f) – 0.0%
4,500	Holdco	$31,238

Energy Equipment & Services – 0.1%
33,272	Noble Corp. PLC	1,613,359

Oil, Gas & Consumable Fuels(f) – 0.3%
127,001	Summit Midstream Partners LP	3,564,918
18,791	Valaris Ltd.	1,414,211

		4,979,129

TOTAL COMMON STOCKS (Cost $22,735,074)		$12,806,270

Units	Expiration Date	Value

Warrants(f) – 0.0%
Intelsat SA (NR/NR)
6,089	02/17/27	$3,044
Noble Corp. PLC (NR/NR)
4,596	02/04/28	126,551

(Cost $11,490)

TOTAL WARRANTS (Cost $3,316,784)		$129,595

Shares	Description	Value

Exchange Traded Funds – 1.1%
410,023	iShares Broad USD High Yield Corporate Bond ETF (NR/NR)	$15,002,741
92,231	iShares iBoxx High Yield Corporate Bond ETF (NR/NR)(c)	7,169,116

TOTAL EXCHANGE TRADED FUNDS (Cost $21,786,917)		$22,171,857

Shares	Dividend Rate	Value

Investment Company(j) – 2.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
51,815,710	5.211%	$51,815,710

(Cost $51,815,710)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(j) – 2.6%
Goldman Sachs Financial Square Government Fund — Institutional Shares
51,348,393	5.211%	$51,348,393

(Cost $51,348,393)

TOTAL INVESTMENTS – 101.1% (Cost $2,058,035,933)		$1,973,481,276

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%		$(22,211,794)

NET ASSETS – 100.0%		$1,951,269,482

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	All or a portion of security is on loan.

(d)	Pay-in-kind securities.

(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(f)	Security is currently in default and/or non-income producing.

(g)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2024. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(h)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(j)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Citibank NA	USD	47,854,932	EUR	44,258,978	05/08/24	$ 33,227
HSBC Bank PLC	USD	7,045,833	GBP	5,565,570	04/10/24	20,868
MS & Co. Int. PLC	USD	19,564,562	GBP	15,383,436	04/10/24	147,304

TOTAL						$201,399

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Deutsche Bank AG (London)	EUR	1,486,005	USD	1,616,653	05/08/24	$(11,029)
HSBC Bank PLC	EUR	1,240,943	USD	1,349,786	05/08/24	(8,951)
MS & Co. Int. PLC	EUR	1,647,528	USD	1,799,810	05/08/24	(19,661)
State Street Bank and Trust	EUR	1,454,769	USD	1,572,457	05/08/24	(583)

TOTAL						$(40,224)

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	205	06/18/24	$22,713,359	$ 68,219
2 Year U.S. Treasury Notes	474	06/28/24	96,925,594	(92,125)
20 Year U.S. Treasury Bonds	33	06/18/24	3,974,438	55,459
5 Year U.S. Treasury Notes	480	06/28/24	51,367,500	8,635
Ultra 10-Year U.S. Treasury Note	241	06/18/24	27,620,859	103,680

Total				$143,868

Short position contracts:
5 Year German Euro-Bobl	(99)	06/06/24	(12,629,826)	(38,117)
Ultra Long U.S. Treasury Bonds	(14)	06/18/24	(1,806,000)	(391)

Total				$(38,508)

TOTAL FUTURES CONTRACTS				$105,360

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M CDOR(b)	4.250%(b)	06/19/26	CAD	25,260	$87,878	$97,456	$ (9,578)
12M SOFR(c)	3.350(c)	10/06/27		$95,890	(544,397)	(17,253)	(527,144)

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M SOFR(c)	3.696%(c)	09/22/28	$79,160	$188,552	$(170,585)	$ 359,137
3.240%(c)	12M SOFR(c)	10/06/35	22,860	753,283	(249,174)	1,002,457
3.781(c)	12M SOFR(c)	09/22/36	18,680	(162,542)	292,297	(454,839)

TOTAL				$322,774	$(47,259)	$ 370,033

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.
(b)	Payments made semi-annually.
(c)	Payments made annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 34	5.000%	1.181%	06/20/25	$45,880	$2,160,478	$733,483	$1,426,995
CDX.NA.HY Index 39	5.000	2.723	12/20/27	36,500	2,749,679	2,409,915	339,764

TOTAL					$4,910,157	$3,143,398	$1,766,759

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Currency Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PIK	—Payment in kind
PLC	—Public Limited Company
SOFR	—Secured Overnight Financing Rate
USD	—US. Dollar

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
CDOR	—Canadian Dollar Offered Rate
CDX.NA.HY Index 34	—CDX North America High Yield Index 34
CDX.NA.HY Ind 39	—CDX North America High Yield Index 39
SOFR	—Secured Overnight Financing Rate

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a) – 82.6%

Aerospace & Defense – 2.6%
ADS Tactical, Inc. (B+/B3) (1 mo. USD Term SOFR + 5.750%)
$10,570,767	11.195	%(b)	03/19/26	$10,588,420
Brown Group Holding LLC (B+/B2) (1 mo. USD Term SOFR + 2.750%)
10,958,948	8.180	(b)	06/07/28	10,945,578
Castlelake Aviation Ltd. (BB/Ba3) (3 mo. USD Term SOFR + 2.500%)
6,925,076	7.829	(b)	10/22/26	6,923,761
Dynasty Acquisition Co., Inc. (B-/B3)
(1 mo. USD Term SOFR + 3.750%)
4,175,274	8.820	(b)	08/24/28	4,179,992
(1 mo. USD Term SOFR + 4.000%)
1,789,403	9.329	(b)	08/24/28	1,791,425
Kaman Corp. (NR/NR)
1,625,000	0.000	(c)	03/27/31	1,626,024
Propulsion (BC) Finco SARL (B/B2) (3 mo. USD Term SOFR + 3.750%)
9,019,610	9.058	(b)	09/14/29	9,021,233
Spirit Aerosystems, Inc. (BB-/Ba2) (3 mo. USD Term SOFR + 4.250%)
4,973,437	9.563	(b)	01/15/27	4,991,043
TransDigm, Inc. (B+/Ba3) (3 mo. USD Term SOFR)
2,800,666	0.000	(c)	08/24/28	2,809,432

				52,876,908

Airlines – 0.9%
Air Canada (BB+/Ba1) (3 mo. USD Term SOFR + 2.500%)
3,725,000	7.833	(b)	03/14/31	3,727,347
American Airlines, Inc. (BB/Ba2) (1 mo. USD Term SOFR)
4,000,000	0.000	(c)	06/04/29	4,010,000
American Airlines, Inc. (BB-/Ba2) (3 mo. USD Term SOFR + 1.750%)
5,694,244	7.074	(b)	01/29/27	5,683,937
American Airlines, Inc. (NR/Ba1) (3 mo. USD Term SOFR + 4.750%)
4,441,250	10.329	(b)	04/20/28	4,607,175

				18,028,459

Automotive(b) – 0.6%
First Brands Group LLC (B-/Caa1) (3 mo. USD Term SOFR + 8.500%)
3,850,000	14.074		03/30/28	3,801,875
First Brands Group LLC (B+/B1) (3 mo. USD Term SOFR + 5.000%)
8,184,140	10.574%		03/30/27	8,185,686

				11,987,561

Automotive - Distributors(b) – 1.5%
American Axle & Manufacturing, Inc. (BB+/Ba1) (1 mo. USD Term SOFR + 3.500%)
8,762,917	8.918		12/13/29	8,773,871
DexKo Global, Inc. (B-/B2) (3 mo. USD Term SOFR + 3.750%)
6,837,783	9.321		10/04/28	6,759,423

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Automotive - Distributors(b) – (continued)
RealTruck Group, Inc. (B-/B2) (1 mo. USD Term SOFR + 3.500%)
	$4,897,314	8.945%	01/31/28	$4,850,789
SRAM LLC (BB-/B1) (1 mo. USD Term SOFR + 2.750%)
	10,001,378	8.195	05/18/28	9,988,876

				30,372,959

Automotive – Parts(b) – 2.5%
Adient U.S. LLC (BBB-/Ba2) (1 mo. USD Term SOFR + 2.750%)
	7,984,703	8.077	01/31/31	8,002,669
Autokiniton U.S. Holdings, Inc. (B/B2) (3 mo. USD Term SOFR + 4.000%)
	5,491,307	9.442	04/06/28	5,505,036
Belron Finance U.S. LLC (BBB-/Ba2) (3 mo. USD Term SOFR + 2000%)
	6,178,314	7.578	04/13/28	6,178,314
Belron Luxembourg SARL (BBB-/Ba2) (3 mo. EUR EURIBOR + 2.425%)
EUR	1,595,000	6.347	04/13/28	1,723,398
Clarios Global LP (B+/Ba3)
(1 mo. EUR EURIBOR + 3.250%)
	4,125,000	7.080	04/30/26	4,445,939
(1 mo. USD Term SOFR + 3.000%)
	$5,336,625	8.330	05/06/30	5,344,950
Gates Global LLC (BB-/Ba3) (1 mo. USD Term SOFR + 2.500%)
	3,731,566	7.930	03/31/27	3,735,372
Holley Purchaser, Inc. (B-/B3) (1 mo. USD Term SOFR + 3.750%)
	5,969,131	9.195	11/17/28	5,898,635
Phinia, Inc. (BB+/Ba1) (3 mo. U.S. (Fed) Prime Rate + 3.000%)
	3,840,375	11.500	07/03/28	3,835,575
Wheel Pros LLC (NR/NR)
(3 mo. USD Term SOFR + 4.500%)
	5,377,827	10.086	05/11/28	4,302,261
(3 mo. USD Term SOFR + 8.875%)
	1,673,744	14.462	02/10/28	1,805,133

				50,777,282

Banks(b) – 0.4%
Nouryon Finance BV (B+/B2) (3 mo. USD Term SOFR + 4.000%)
	7,404,163	9.419	04/03/28	7,415,269

Building & Construction(b) – 1.4%
Apple Bidco LLC (B/B2) (1 mo. USD Term SOFR + 2.750%)
	10,726,695	8.195	09/22/28	10,709,961
DG Investment Intermediate Holdings 2, Inc. (B-/B2) (1 mo. USD Term SOFR + 3.750%)
	4,653,204	9.195	03/31/28	4,642,409
DG Investment Intermediate Holdings 2, Inc. (CCC/Caa2) (1 mo. USD Term SOFR + 6.750%)
	600,000	12.195	03/30/29	558,564

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Building & Construction(b) – (continued)
Energize HoldCo LLC (B/B2) (1 mo. USD Term SOFR + 3.750%)
$3,789,135	9.192%	12/08/28	$3,776,290
Energize HoldCo LLC (CCC+/Caa2) (1 mo. USD Term SOFR + 6.750%)
7,450,000	12.192	12/07/29	7,114,750
Rockwood Service Corp. (B/B2) (1 mo. USD Term SOFR + 4.250%)
1,994,710	9.692	01/23/27	1,999,198

			28,801,172

Building Materials(b) – 2.9%
Associated Materials, Inc. (B/B3) (1 mo. USD Term SOFR + 6.000%)
7,234,051	11.330	03/08/29	6,897,667
Chamberlain Group, Inc. (B/B3) (1 mo. USD Term SOFR + 3.250%)
9,325,953	8.680	11/03/28	9,306,182
Cornerstone Building Brands, Inc. (B/B2) (1 mo. USD Term SOFR + 3.250%)
5,003,304	8.675	04/12/28	4,965,779
CP Atlas Buyer, Inc. (B-/B2) (1 mo. USD Term SOFR + 3.750%)
5,675,466	9.180	11/23/27	5,599,982
Icebox Holdco III, Inc. (B-/B2) (3 mo. USD Term SOFR + 3.500%)
7,407,395	9.071	12/22/28	7,404,284
Icebox Holdco III, Inc. (CCC/Caa2) (3 mo. USD Term SOFR + 6.750%)
1,525,000	12.321	12/21/29	1,471,625
JELD-WEN, Inc. (NR/Ba2) (1 mo. USD Term SOFR + 2.000%)
4,971	7.442	07/28/28	4,966
LBM Acquisition LLC (B-/B3) (1 mo. USD Term SOFR + 3.750%)
3,913,473	9.177	12/17/27	3,904,198
Oscar AcquisitionCo LLC (B/B1) (3 mo. USD Term SOFR + 4.500%)
3,976,578	9.902	04/29/29	3,984,054
Quikrete Holdings, Inc. (BB/Ba2) (1 mo. USD Term SOFR + 2.625%)
1,974,021	8.070	02/01/27	1,974,594
Solis IV BV (B/B1) (3 mo. USD Term SOFR + 3.500%)
6,560,759	8.824	02/26/29	6,473,632
Vector WP Holdco, Inc. (B/B2) (1 mo. USD Term SOFR + 5.000%)
6,720,312	10.445	10/12/28	6,720,313

			58,707,276

Capital Goods - Others(b) – 1.2%
AI Aqua Merger Sub, Inc. (B/B3) (1 mo. USD Term SOFR + 3.750%)–(3 mo. USD Term SOFR + 3.750%)
4,453,100	8.15 – 9.07	07/31/28	4,458,221
ASP Unifrax Holdings, Inc. (CCC+/B2) (3 mo. USD Term SOFR + 3.750%)
4,039,459	9.063	12/12/25	3,875,942

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)

Capital Goods - Others(b) – (continued)
Engineered Machinery Holdings, Inc. (B-/B1)
(3 mo. EUR EURIBOR + 3.750%)
EUR	3,333,542	7.652%	05/21/28	$3,554,134
(3 mo. USD Term SOFR + 3.750%)
	$4,030,899	9.321	05/19/28	4,013,284
Engineered Machinery Holdings, Inc. (CCC+/Caa1)
(3 mo. USD Term SOFR + 6.000%)
	500,000	11.571	05/21/29	492,500
(3 mo. USD Term SOFR + 6.500%)
	2,000,000	12.071	05/21/29	1,975,000
RC Buyer, Inc. (B-/B2) (1 mo. USD Term SOFR + 3.500%)
	4,116,168	8.942	07/28/28	4,098,263
Team Health Holdings, Inc. (CCC/Caa3) (3 mo. USD Term SOFR + 5.250%)
	2,711,076	10.563	03/02/27	2,395,913

				24,863,257

Chemicals(b) – 5.1%
Albaugh LLC (BB/Ba2) (3 mo. USD Term SOFR + 3.750%)
	3,836,395	9.063	04/06/29	3,702,121
Arthur U.S. Finco, Inc. (B/B2) (3 mo. USD Term SOFR + 5.250%)
	2,275,000	10.559	12/14/29	2,199,174
Ascend Performance Materials Operations LLC (B/B1) (3 mo. USD Term SOFR + 4.750%)
	5,976,739	10.074	08/27/26	5,862,823
Chemours Co. (BB+/Ba1) (1 mo. USD Term SOFR + 3.500%)
	5,860,276	8.830	08/18/28	5,830,974
Consolidated Energy Finance SA (BB-/Ba3) (1 mo. USD Term SOFR + 4.500%)
	5,100,000	9.827	11/08/30	4,919,919
Cyanco Intermediate 2 Corp. (B/B2) (1 mo. USD Term SOFR + 4.750%)
	4,273,214	10.077	07/10/28	4,285,692
Ecovyst Catalyst Technologies LLC (BB-/B1) (3 mo. USD Term SOFR + 2.500%)
	5,103,180	7.913	06/09/28	5,094,402
Illuminate Buyer LLC (B+/B1) (1 mo. USD Term SOFR + 3.500%)
	11,134,739	8.945	12/31/29	11,141,754
INEOS Enterprises Holdings U.S. Finco LLC (BB/Ba3) (3 mo. USD Term SOFR + 3.750%)
	10,451,019	9.193	07/08/30	10,437,955
INEOS Styrolution U.S. Holding LLC (BB/WR) (3 mo. USD Term SOFR + 2.750%)
	4,007,279	8.191	01/29/26	4,003,272
LSF11 A5 Holdco LLC (B/B1) (1 mo. USD Term SOFR + 3.500%)
	11,138,291	8.942	10/15/28	11,132,722
Momentive Performance Materials, Inc. (B/Ba3) (1 mo. USD Term SOFR + 4.500%)
	5,003,909	9.830	03/29/28	4,913,238
Polar U.S. Borrower LLC (CCC/Caa1) (3 mo. USD Term SOFR + 4.750%)
	2,607,598	10.164	10/15/25	1,963,861

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Chemicals(b) – (continued)
Trident TPI Holdings, Inc. (B-/B2)
(3 mo. USD Term SOFR + 4.000%)
	$4,507,730	9.571%		09/15/28	$4,505,836
(3 mo. USD Term SOFR + 4.500%)
	3,091,442	9.813		09/15/28	3,091,844
(3 mo. USD Term SOFR + 5.250%)
	1,854,361	10.559		09/15/28	1,857,680
Trinseo Materials Operating SCA (B-/B2) (3 mo. USD Term SOFR + 2.500%)
	4,935,126	8.105		05/03/28	3,643,259
W.R. Grace & Co.-Conn. (B-/B1) (3 mo. USD Term SOFR + 3.750%)
	8,365,369	9.321		09/22/28	8,365,369
Windsor Holdings III LLC (B+/B2) (1 mo. USD Term SOFR + 4.000%)
	6,394,661	9.326		08/01/30	6,406,683

					103,358,578

Coal(b) – 0.2%
Oxbow Carbon LLC (BB-/B1) (1 mo. USD Term SOFR + 4.000%)–(3 mo. USD Term SOFR + 4.000%)
	5,185,812	9.41–9.43		05/10/30	5,185,813

Commercial Services – 7.4%
Albion Financing 3 SARL (BB-/B1) (3 mo. USD Term SOFR + 5.250%)
	8,064,375	10.827	(b)	08/17/26	8,084,536
Allied Universal Holdco LLC (B/B3)
(1 mo. EUR EURIBOR + 3.750%)
EUR	658,125	7.580	(b)	05/12/28	698,750
(1 mo. USD Term SOFR + 3.750%)
	$10,884,546	9.180	(b)	05/12/28	10,866,804
Amentum Government Services Holdings LLC (B/B2)
(1 mo. USD Term SOFR + 4.000%)
	2,407,748	9.445	(b)	01/29/27	2,410,758
(1 mo. USD Term SOFR + 4.000%)
	9,782,368	9.329	(b)	02/15/29	9,794,596
Ankura Consulting Group LLC (CCC/Caa2) (1 mo. USD Term SOFR + 8.000%)
	5,650,000	13.443	(b)	03/19/29	5,205,062
Ankura Consulting Group LLC (NR/B2) (3 mo. USD Term SOFR + 4.250%)
	5,802,310	9.565	(b)	03/17/28	5,807,126
Anticimex International AB (B/B2) (3 mo. USD Term SOFR + 3.150%)
	6,402,625	8.461	(b)	11/16/28	6,397,311
APi Group DE, Inc. (BB/Ba1) (1 mo. USD Term SOFR + 2.500%)
	11,705,999	7.942	(b)	01/03/29	11,723,090
Biogroup-LCD (B-/B2) (3 mo. EUR EURIBOR + 3.500%)
EUR	3,875,000	7.395	(b)	02/09/28	3,999,568
Conservice Midco LLC (NR/B3) (1 mo. USD Term SOFR + 4.000%)
	$6,254,889	9.330	(b)	05/13/27	6,268,650

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Commercial Services – (continued)
Da Vinci Purchaser Corp. (B-/B2) (1 mo. USD Term SOFR + 4.000%)
	$9,308,661	9.442	%(b)	01/08/27	$9,306,427
Element Materials Technology Group U.S. Holdings, Inc. (B/B3) (3 mo. USD Term SOFR + 4.250%)
	5,593,359	9.659	%(b)	07/06/29	5,588,716
Garda World Security Corp. (B/B2) (3 mo. USD Term SOFR + 4.250%)
	12,188,750	9.583	(b)	02/01/29	12,196,429
Groundworks LLC (B/B3)
	6,625,000	0.000	%(c)	03/14/31	6,618,905
Holding Socotec (B/B2)
(3 mo. EUR EURIBOR + 3.500%)
EUR	1,025,000	7.402	(b)	06/02/28	1,092,463
(3 mo. USD Term SOFR + 4.035%)
	$8,291,976	9.822	(b)	06/30/28	8,188,326
Mavis Tire Express Services Topco Corp. (B-/B2) (1 mo. USD Term SOFR + 3.750%)
	9,910,901	9.077	(b)	05/04/28	9,917,640
Thevelia (U.S.) LLC (B+/B1) (3 mo. USD Term SOFR + 4.000%)
	7,456,553	9.459	(b)	06/18/29	7,463,637
Travelport Finance Luxembourg SARL (NR/WR) (3 mo. USD Term SOFR + 8.500%)
	1,310,555	13.860	(b)(d)	05/29/26	524,222
Vaco Holdings LLC (B-/B3) (3 mo. USD Term SOFR + 5.000%)
	7,040,281	10.434	(b)	01/21/29	6,950,517
Verscend Holding Corp. (B+/B2) (1 mo. USD Term SOFR + 4.000%)
	7,597,164	9.445	(b)	08/27/25	7,597,164
Wand NewCo 3, Inc. (B/B3) (1 mo. USD Term SOFR)
	3,000,000	0.000	(c)	01/30/31	3,007,020

					149,707,717

Consumer Cyclical Services – 3.2%
APX Group, Inc. (BB/Ba2) (1 mo. USD Term SOFR + 3.250%)–(3 mo. U.S. (Fed) Prime Rate + 2.250%)
	12,493,470	8.69–10.75	(b)	07/10/28	12,519,831
Asurion LLC (B+/Ba3) (1 mo. USD Term SOFR + 3.250%)
	3,395,232	8.692	(b)	12/23/26	3,321,250
BCPE Empire Holdings, Inc. (B-/B3) (1 mo. USD Term SOFR + 4.000%)
	7,751,237	9.330	(b)	12/11/28	7,754,648
FCG Acquisitions, Inc. (B-/B2) (3 mo. USD Term SOFR + 4.750%)
	4,475,254	10.059	(b)	03/31/28	4,483,667
Hertz Corp. (BB+/Ba3) (1 mo. USD Term SOFR + 3.250%)
	9,864,371	8.692	%(b)	06/30/28	9,534,211
IRB Holding Corp. (B+/B2) (1 mo. USD Term SOFR + 2.750%)
	11,794,736	8.077		12/15/27	11,792,141
Stats Intermediate Holdings LLC (B-/B2) (3 mo. USD Term SOFR + 5.250%)
	2,926,131	10.831	(b)	07/10/26	2,877,352

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Consumer Cyclical Services – (continued)
Verisure Holding AB (B+/B1) (3 mo. EUR EURIBOR + 3.000%)
EUR	12,040,000	6.902	%(b)	03/27/28	$12,921,938

					65,205,038

Consumer Products – 0.9%
Knight Health Holdings LLC (B-/Caa2) (1 mo. USD Term SOFR + 5.250%)
	$5,022,448	10.692	(b)	12/23/28	2,142,928
Kronos Acquisition Holdings, Inc. (B-/B2) (3 mo. USD Term SOFR + 3.750%)
	10,855,116	9.063	(b)	12/22/26	10,859,241
MajorDrive Holdings IV LLC (B/B2)
	4,935,822	4.500	(c)	06/01/28	4,940,758

					17,942,927

Distributors(b) – 0.4%
UGI Energy Services LLC (NR/Ba3) (1 mo. USD Term SOFR + 3.250%)
	8,034,967	8.680		02/22/30	8,063,652

Diversified Financial Services – 2.9%
Advisor Group, Inc. (NR/B1)
	5,050,000	0.000	(c)	08/17/28	5,066,715
AllSpring Buyer LLC (BB-/Ba2) (3 mo. USD Term SOFR + 4.000%)
	4,023,825	9.302	(b)	11/01/28	4,017,346
DRW Holdings LLC (BB-/Ba3) (1 mo. USD Term SOFR + 3.750%)
	10,097,993	9.195	(b)	03/01/28	10,085,370
Edelman Financial Center LLC (B/B2) (1 mo. USD Term SOFR + 3.500%)
	10,255,753	8.945	(b)	04/07/28	10,253,292
Eisner Advisory Group LLC (B-/B2) (1 mo. USD Term SOFR + 4.000%)
	4,950,000	9.327	(b)	02/28/31	4,962,375
Focus Financial Partners LLC (B+/B1) (1 mo. USD Term SOFR + 2.750%)
	8,889,511	8.080	(b)	06/30/28	8,856,175
NEXUS Buyer LLC (B-/B2) (1 mo. USD Term SOFR + 4.500%)
	4,375,000	9.827	(b)	12/13/28	4,335,363
Syncapay, Inc. (B/B2) (1 mo. USD Term SOFR + 6.500%)
	4,299,736	11.942	(b)	12/10/27	4,306,444
VFH Parent LLC (B+/Ba3) (1 mo. USD Term SOFR + 3.000%)
	7,675,555	8.430	(b)	01/13/29	7,653,987

					59,537,067

Diversified Manufacturing(b) – 3.9%
Anvil International LLC (B-/B3) (3 mo. USD Term SOFR + 5.000%)
	3,930,726	10.413		05/28/26	3,899,280
Apex Tool Group LLC (NR/Caa3) (1 mo. USD Term SOFR + 5.250%)
	11,530,452	10.679		02/08/29	7,802,311
AZZ, Inc. (B/Ba3) (1 mo. USD Term SOFR + 3.250%)
	3,804,877	7.919		05/13/29	3,818,195

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Diversified Manufacturing(b) – (continued)
CeramTec AcquiCo GmbH (B/B2) (3 mo. EUR EURIBOR + 3.500%)
EUR	7,950,000	7.452%		03/16/29	$8,466,044
Dynacast International LLC (NR/NR) (3 mo. USD Term SOFR + 4.500%)
	$4,141,359	10.193		07/22/25	3,942,573
Fluid-Flow Products, Inc. (B-/B2) (3 mo. USD Term SOFR + 3.750%)
	7,067,605	9.321		03/31/28	7,057,286
MKS Instruments, Inc. (BB/Ba1)
(1 mo. EUR EURIBOR + 3.000%)
EUR	1,760,532	6.830		08/17/29	1,893,917
(1 mo. USD Term SOFR + 2.500%)
	$5,607,938	7.823		08/17/29	5,603,283
Pelican Products, Inc. (B-/B2) (3 mo. USD Term SOFR + 4.250%)
	7,203,000	9.814		12/29/28	6,656,796
Titan Acquisition Ltd. (B-/B2) (1 mo. USD Term SOFR + 3.000%)
	8,853,766	8.442		03/28/25	8,842,699
Touchdown Acquirer, Inc. (B/B2)
(3 mo. EUR EURIBOR + 4.000%)
EUR	1,200,000	7.929		02/21/31	1,288,147
(3 mo. USD Term SOFR + 4.000%)
	$430,689	9.314		02/21/31	431,765
Vertical U.S. Newco, Inc. (B/WR) ((3 mo. USD Term SOFR + 3.500%)-(6 mo. USD Term SOFR + 3.500%))
	13,752,936	9.081		07/30/27	13,793,095
Victory Buyer LLC (CCC+/B3) (3 mo. USD Term SOFR + 3.750%)
	6,238,190	9.342		11/19/28	5,910,686

					79,406,077

Electric – 0.9%
NRG Energy, Inc. (NR/NR)
	8,725,000	0.000	(c)	03/27/31	8,708,684
Pike Corp. (BB-/Ba3) (1 mo. USD Term SOFR + 3.000%)
	6,105,822	8.442	(b)	01/21/28	6,122,369
Trulite Glass & Aluminum Solutions LLC (B/B2) (1 mo. USD Term SOFR + 6.000%)
	4,180,000	11.329	(b)(d)	03/01/30	4,164,325

					18,995,378

Energy(b) – 0.9%
Delek U.S. Holdings, Inc. (BB+/B1) (1 mo. USD Term SOFR + 3.500%)
	12,883,274	8.930		11/19/29	12,867,170
WhiteWater DBR HoldCo LLC (BB/Ba1) (3 mo. USD Term SOFR + 2.750%)
	4,950,000	8.052		03/03/31	4,956,187

					17,823,357

Energy - Exploration & Production – 0.7%
Discovery Energy Holding Corp. (B/B1)
	4,975,000	0.000	(c)	01/30/31	4,979,129

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Energy - Exploration & Production – (continued)
Parkway Generation LLC (B+/B1) (3 mo. USD Term SOFR + 4.750%)
	$8,748,668	10.324	%(b)	02/18/29	$8,715,860

					13,694,989

Entertainment(b) – 3.2%
Alterra Mountain Co. (B+/B1) (1 mo. USD Term SOFR + 3.500%)
	12,713,808	8.945%		08/17/28	12,750,932
Arcis Golf LLC (B+/B2) (1 mo. USD Term SOFR + 3.750%)
	4,966,327	9.192		11/24/28	4,974,621
Cinemark USA, Inc. (BB+/Ba1) ((1 mo. USD Term SOFR + 3.750%)-(3 mo. USD Term SOFR + 3.750%)) (1 mo. USD Term SOFR + 3.750%)-(3 mo. USD Term SOFR + 3.750%)
	6,922,687	9.05–9.08		05/24/30	6,944,356
Fender Musical Instruments Corp. (B-/B3) (1 mo. USD Term SOFR + 4.000%)
	8,383,792	9.429		12/01/28	8,223,074
GVC Holdings (Gibraltar) Ltd. (BB/Ba1) (3 mo. USD Term SOFR + 3.500%)
	5,966,142	8.40–8.99		10/31/29	5,987,263
GVC Holdings (Gibraltar) Ltd. (BB/NR) (3 mo. USD Term SOFR + 2.500%)
	2,005,865	7.948		03/29/27	2,007,128
Motion Finco SARL (NR/B2) (3 mo. USD Term SOFR + 3.500%)
	9,859,725	9.071		11/12/29	9,837,541
Playtika Holding Corp. (BB+/Ba2) (1 mo. USD Term SOFR + 2.750%)
	8,460,282	8.195		03/13/28	8,461,128
SeaWorld Parks & Entertainment, Inc. (BB/Ba2) (1 mo. USD Term SOFR + 2.500%)
	4,901,237	7.830		08/25/28	4,892,659

					64,078,702

Environmental(b) – 0.9%
Covanta Holding Corp. (BB/Ba2) (1 mo. USD Term SOFR + 2.750%)
	2,425,000	8.068%		11/30/28	2,421,095
EnergySolutions LLC (B/B2) (3 mo. USD Term SOFR + 4.000%)
	2,313,375	9.313		09/20/30	2,321,773
Luna III SARL (BB-/B1) (6 mo. EUR EURIBOR + 4.175%)
EUR	12,050,000	8.110		10/23/28	13,006,122

					17,748,990

Food & Beverages(b) – 1.1%
Chef’s Warehouse Leasing Co. LLC (BB-/B2) (1 mo. USD Term SOFR + 4.000%)
	$3,176,250	9.327		08/23/29	3,174,662
Chobani LLC (B/B1) (1 mo. USD Term SOFR + 3.500%)
	3,915,237	8.945		10/25/27	3,921,775
Froneri International Ltd. (BB-/Ba3) (1 mo. USD Term SOFR + 2.250%)
	5,319,730	7.680		01/29/27	5,320,794

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Food & Beverages(b) – (continued)
Pegasus Bidco BV (NR/B2) (3 mo. USD Term SOFR + 3.750%)
	$10,231,949	9.630%		07/12/29	$10,223,457

					22,640,688

Health Care(b) – 0.8%
Catalent Pharma Solutions, Inc. (BB-/Ba2) (1 mo. USD Term SOFR + 3.000%)
	3,000,000	8.329		02/22/28	3,003,750
Global Medical Response, Inc. (CCC+/Caa2) (3 mo. USD Term SOFR + 4.250%)
	3,349,861	9.824		03/14/25	3,116,074
Matrix Medical Network of Arizona LLC (B-/B3) (3 mo. U.S. (Fed) Prime Rate + 3.750%)
	2,965,344	12.250		02/17/25	2,911,968
Onex TSG Intermediate Corp. (B/B2) (3 mo. USD Term SOFR + 4.750%)
	5,105,170	10.324		02/28/28	5,092,407
R1 RCM, Inc. (B+/Ba3) (1 mo. USD Term SOFR + 3.000%)
	1,873,093	8.327		06/21/29	1,877,195

					16,001,394

Health Care Products(b) – 0.7%
Iris BidCo GmbH (B-/B3) (3 mo. EUR EURIBOR + 5.000%)
EUR	8,525,000	8.912		06/29/28	8,960,183
Medline Borrower LP (B+/B1) (1 mo. USD Term SOFR + 3.000%)
	$4,595,276	8.441		10/23/28	4,605,156

					13,565,339

Health Care Services(b) –3.3%
Accelerated Health Systems LLC (B-/Caa2) (3 mo. USD Term SOFR + 4.250%)
	6,624,394	9.702		02/15/29	4,915,830
CAB (B-/B2) (3 mo. EUR EURIBOR + 3.500%)
EUR	1,350,000	7.395		02/09/28	1,407,904
Electron BidCo, Inc. (B/B1) (1 mo. USD Term SOFR + 0.000%)
	$4,862,595	8.445		11/01/28	4,870,181
Envision Healthcare Corp. (NR/WR)
	10,106,997	0.000	(d)(e)	10/10/25	—
Help At Home, Inc. (B-/B1) (1 mo. USD Term SOFR + 5.000%)
	12,130,251	10.440%		10/29/27	12,054,437
LifePoint Health, Inc. (B/B2) (3 mo. USD Term SOFR + 5.500%)
	10,478,783	11.087		11/16/28	10,503,094
Lonza Group AG (B-/B2) (3 mo. USD Term SOFR + 3.925%)
	5,993,220	9.334		07/03/28	5,628,173
NAPA Management Services Corp. (B-/B3) (1 mo. USD Term SOFR + 5.250%)
	4,332,750	10.677		02/23/29	4,079,284
Phoenix Guarantor, Inc. (B+/B1) (1 mo. USD Term SOFR + 3.250%)
	4,975,000	8.577		02/21/31	4,907,290
Summit Behavioral Healthcare LLC (B-/B3) (3 mo. USD Term SOFR + 4.750%)
	9,819,155	10.355		11/24/28	9,819,156

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Health Care Services(b) – (continued)
U.S. Radiology Specialists, Inc. (B-/B3) (3 mo. USD Term SOFR + 5.250%)
$7,922,184	10.702%		12/15/27	$7,929,630

				66,114,979

Home Construction(b) – 0.8%
Core & Main LP (BB-/Ba3) (1 mo. USD Term SOFR + 2.500%)–(3 mo. USD Term SOFR + 2.500%)
5,857,951	7.93 – 8.06		07/27/28	5,845,767
SRS Distribution, Inc. (B-/B3) (1 mo. USD Term SOFR + 3.250%)
9,924,682	8.680		06/02/28	9,970,633

				15,816,400

Insurance – 2.5%
Acrisure LLC (B/B2) (1 mo. USD LIBOR + 3.500%)
8,083,421	8.945	(b)	02/15/27	8,066,123
Alliant Holdings Intermediate LLC (B/B2) (1 mo. USD Term SOFR + 3.500%)
4,876,514	8.827	(b)	11/06/30	4,894,801
AssuredPartners, Inc. (B/B2) (1 mo. USD Term SOFR + 3.500%)
6,958,140	8.942	(b)	02/12/27	6,962,715
Hyperion Refinance SARL (B/B2)
7,650,000	0.000	(c)	02/15/31	7,650,689
OneDigital Borrower LLC (B/B3) (1 mo. USD Term SOFR + 4.250%)
3,928,396	9.680	(b)	11/16/27	3,923,485
Sedgwick Claims Management Services, Inc. (B+/B2) (1 mo. USD Term SOFR + 3.750%)
11,175,852	9.077	(b)	02/24/28	11,192,951
USI, Inc. (B/B1) (3 mo. USD Term SOFR + 3.000%)
7,218,033	8.302	(b)	11/22/29	7,217,022

				49,907,786

Lodging(b) –1.3%
Caesars Entertainment, Inc. (BB-/Ba3) (3 mo. USD Term SOFR + 3.250%)
5,296,500	8.663		02/06/30	5,305,345
Hilton Grand Vacations Borrower LLC (BB+/Ba2) (1 mo. USD Term SOFR + 3.000%)
11,611,759	8.192		08/02/28	11,619,075
Playa Resorts Holding BV (B+/WR) (1 mo. USD Term SOFR + 3.250%)
7,375,500	8.579		01/05/29	7,392,390
Travel & Leisure Co. (BB-/Ba3) (1 mo. USD Term SOFR + 0.000%)
2,119,688	8.679		12/14/29	2,122,867

				26,439,677

Machinery – 1.3%
Chart Industries, Inc. (BB-/Ba3) (1 mo. USD Term SOFR + 3.250%)
7,915,186	8.673	(b)	03/15/30	7,925,079
Project Castle, Inc. (B-/Caa1) (3 mo. USD Term SOFR + 5.500%)
7,156,617	10.798		06/01/29	6,476,739

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Machinery – (continued)
SPX FLOW, Inc. (B-/B2) (1 mo. USD Term SOFR + 4.500%)
	$9,417,649	9.927	%(b)	04/05/29	$9,450,046
TK Elevator Topco GmbH (B/B2) (6 mo. EUR EURIBOR + 3.625%)
EUR	1,605,000	7.491	(b)	07/30/27	1,723,831

					25,575,695

Media(b) – 0.4%
Cogeco Communications Finance (USA) LP (BB/B1) (1 mo. USD Term SOFR + 3.250%)
	$4,375,000	8.580		09/18/30	4,261,994
Zacapa SARL (B/B2) (3 mo. USD Term SOFR + 4.000%)
	4,446,680	9.309		03/22/29	4,444,812

					8,706,806

Media - Cable(b) – 1.9%
Altice Financing SA (B/B3) (3 mo. USD Term SOFR + 5.000%)
	10,750,038	10.314		10/31/27	10,051,286
Altice France SA (CCC+/Caa1) (3 mo. USD Term SOFR + 5.500%)
	8,332,857	10.814		08/15/28	6,588,207
DirecTV Financing LLC (BB/Ba3) (1 mo. USD Term SOFR + 5.000%)
	1,438,291	10.445		08/02/27	1,438,895
Gray Television, Inc. (BB/Ba3) (1 mo. USD Term SOFR + 3.000%)
	1,960,030	8.442		12/01/28	1,832,628
Virgin Media Bristol LLC (B+/Ba3)
(1 mo. USD Term SOFR + 2.500%)
	10,583,080	7.940		01/31/28	10,415,126
(1 mo. USD Term SOFR + 3.250%)
	8,300,000	8.690		01/31/29	8,209,613

					38,535,755

Media - Non Cable(b) –1.9%
Audacy Capital Corp. (NR/Baa2) (3 mo. USD Term SOFR + 6.114%)
	323,629	11.445		08/19/24	322,820
CMG Media Corp. (B-/B3) (3 mo. USD Term SOFR + 3.500%)
	953,681	8.909		12/17/26	828,682
Diamond Sports Group LLC (NR/NR)
	145,562	5.000		12/02/24	237,084
Diamond Sports Group LLC (NR/WR)
	2,687,115	0.000		08/24/26	72,230
Entercom Media Corp. (NR/WR)
	8,622,099	0.000		11/18/24	4,944,773
Fleet Midco I Ltd. (B+/B2) (3 mo. USD Term SOFR + 3.250%)
	4,950,000	8.580	(d)	02/21/31	4,950,000
Getty Images, Inc. (BB-/Ba3) (3 mo. USD Term SOFR + 4.500%)
	7,954,801	9.909		02/19/26	7,942,391
iHeartCommunications, Inc. (B-/Caa1)
(1 mo. USD Term SOFR + 3.000%)
	1,258,982	8.445		05/01/26	1,098,349
(1 mo. USD Term SOFR + 3.250%)
	6,777,591	8.695		05/01/26	5,879,560

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Media - Non Cable(b) – (continued)
NEP/NCP Holdco, Inc. (CCC/Caa3) (1 mo. USD Term SOFR + 7.000%)
$3,200,000	12.445%		10/19/26	$2,572,000
Taboola.com Ltd. (BB-/B1) (1 mo. USD Term SOFR + 4.000%)
4,142,739	9.445		09/01/28	4,137,561
Voyage Digital Ltd. (BB-/Ba3) (3 mo. USD Term SOFR + 4.000%)
4,548,724	9.319		05/11/29	4,554,410

				37,539,860

Metals & Mining(b) – 0.5%
Arsenal AIC Parent LLC (B+/Ba3) (1 mo. USD Term SOFR + 3.750%)
2,562,141	9.080		08/18/30	2,567,906
Crosby U.S. Acquisition Corp. (B/B2) (1 mo. USD Term SOFR + 4.000%)
2,650,000	9.327		08/16/29	2,662,694
PMHC II, Inc. (B-/B3) (3 mo. USD Term SOFR + 4.250%)
5,922,214	9.723		04/23/29	5,856,714

				11,087,314

Midstream – 0.7%
AL GCX Holdings LLC (B+/Ba3) (1 mo. USD Term SOFR + 3.250%)
4,627,759	8.571	(b)	05/17/29	4,637,014
AL NGPL Holdings LLC (B+/Ba3) (1 yr. USD Term SOFR + 3.250%)
7,305,283	8.579		04/13/28	7,319,894
Prairie ECI Acquiror LP (B/B3) (1 mo. USD Term SOFR + 4.750%)
1,825,000	10.080	(b)	08/01/29	1,816,861

				13,773,769

Non Captive – 0.3%
Howden Group Holdings Ltd. (B/B2) (1 mo. USD Term SOFR + 4.000%)
1,246,859	9.327	(b)	04/18/30	1,250,762
HUB International Ltd. (B/B2)
4,950,000	0.000	(c)	06/20/30	4,950,891

				6,201,653

Oil Field Services(b) – 0.4%
BANGL LLC (BB-/B2) (3 mo. USD Term SOFR + 4.500%)
5,536,125	9.798		02/01/29	5,562,089
ChampionX Corp. (BBB/Ba1) (1 mo. USD Term SOFR + 2.750%)
1,966,680	8.180		06/07/29	1,972,580

				7,534,669

Packaging(b) – 3.9%
Berlin Packaging LLC (B-/B2) (1 mo. USD Term SOFR + 3.250%)–(3 mo. USD Term SOFR + 3.250%)
8,776,228	8.58–8.69		03/11/28	8,736,735

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Packaging(b) – (continued)
Charter Next Generation, Inc. (B/B3) (1 mo. USD Term SOFR + 3.500%)
$10,903,761	8.827%		12/01/27	$10,919,899
Clydesdale Acquisition Holdings, Inc. (B/B2) (1 mo. USD Term SOFR + 3.675%)
10,212,208	9.105		04/13/29	10,222,726
Kloeckner Pentaplast of America, Inc. (B-/B3) (6 mo. USD Term SOFR + 4.725%)
4,138,676	10.268		02/12/26	3,880,009
LABL, Inc. (B-/B3) (1 mo. USD Term SOFR + 5.000%)
9,463,774	10.427		10/29/28	9,256,233
Pretium Packaging LLC (B/B2) (3 mo. USD Term SOFR + 5.000%)
696,400	10.306		10/02/28	703,656
Pretium PKG Holdings, Inc. (CCC-/Ca) (1 mo. USD Term SOFR + 4.000%)
2,755,574	9.329		10/02/28	2,449,705
Proampac PG Borrower LLC (B-/B3) (1 mo. USD Term SOFR + 4.500%)–(3 mo. USD Term SOFR + 4.500%)
11,320,751	9.80–9.82		09/15/28	11,320,751
Tosca Services LLC (CCC+/Caa1) (3 mo. USD Term SOFR + 3.500%)
8,383,280	9.074		08/18/27	7,317,430
TricorBraun Holdings, Inc. (B-/B2) (1 mo. USD Term SOFR + 3.250%)
8,990,122	8.692		03/03/28	8,877,746
ZoomInfo LLC (NR/Ba1) (1 mo. USD Term SOFR + 2.250%)
4,669,169	7.577		02/28/30	4,657,496

				78,342,386

Paper(b) – 0.4%
Pregis TopCo Corp. (B-/B2) (1 mo. USD Term SOFR + 3.750%)
8,614,643	9.080		07/31/26	8,622,310

Pharmaceuticals(b) – 1.8%
Amneal Pharmaceuticals LLC (B/B2) (1 mo. USD Term SOFR + 5.500%)
4,074,375	10.830		05/04/28	4,062,926
Covetrus, Inc. (B-/B1) (3 mo. USD Term SOFR + 5.000%)
12,771,000	10.309		10/13/29	12,776,364
Gainwell Acquisition Corp. (B/B2) (3 mo. USD Term SOFR + 4.000%)
6,514,156	9.409		10/01/27	6,217,762
Jazz Financing Lux SARL (BB-/Ba2) (1 mo. USD Term SOFR + 3.000%)
7,855,571	8.445		05/05/28	7,894,849
Organon & Co. (BB/Ba2) (1 mo. USD Term SOFR + 3.000%)
4,837,604	8.433		06/02/28	4,851,729

				35,803,630

Pipelines – 1.5%
CQP Holdco LP (BB/B1) (3 mo. USD Term SOFR + 3.000%)
12,902,317	8.302	(b)	12/31/30	12,939,218

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Pipelines – (continued)
Medallion Midland Acquisition LP (NR/B2) (3 mo. USD Term SOFR + 3.500%)
	$6,422,776	8.830	%(b)	10/18/28	$6,428,107
Oryx Midstream Services Permian Basin LLC (BB-/Ba3) (1 mo. USD Term SOFR + 3.000%)
	11,198,609	8.436		10/05/28	11,232,653

					30,599,978

Real Estate(b) – 0.2%
Forest City Enterprises LP (B-/Caa1) (1 mo. USD Term SOFR + 3.500%)
	4,348,084	8.829		12/08/25	4,146,985

Restaurants(b) – 0.5%
1011778 BC Unlimited Liability Co. (BB+/Ba2) (1 mo. USD Term SOFR + 2.250%)
	9,950,063	7.580		09/20/30	9,940,113

Retailers(b) – 2.0%
CNT Holdings I Corp. (B/B2) (1 mo. USD LIBOR + 3.500%)
	1,995,000	5.880		11/08/27	1,997,494
Constellation Automotive Ltd. (NR/B2) (6 mo. EUR EURIBOR + 4.000%)
EUR	3,978,879	8.026		07/28/28	4,049,351
Constellation Automotive Ltd. (NR/Caa2) (Sterling Overnight Index Average + 7.500%)
GBP	700,000	12.689		07/27/29	631,600
Dealer Tire Financial LLC (B-/B1) (1 mo. USD Term SOFR + 3.750%)
	$9,403,701	9.080		12/14/27	9,462,474
Harbor Freight Tools USA, Inc. (BB-/B2) (1 mo. USD Term SOFR + 2.750%)
	9,071,694	8.195		10/19/27	9,062,350
Restoration Hardware, Inc. (B+/B1) (1 mo. USD Term SOFR + 2.500%)
	3,119,567	7.942		10/20/28	3,035,245
Shutterfly, Inc. (CCC+/Caa2) (3 mo. USD Term SOFR + 1.000%)
	4,660,221	6.302		10/01/27	3,658,274
Shutterfly, Inc. (NR/NR) (1 mo. USD Term SOFR + 6.000%)
	913,641	11.327		10/01/27	918,209
Staples, Inc. (B-/B3) (1 mo. USD LIBOR + 5.000%)
	2,926,617	10.443		04/16/26	2,894,014
TruGreen LP (B-/B3) (1 mo. USD Term SOFR + 4.000%)
	2,517,108	9.430		11/02/27	2,446,327
TruGreen LP (CCC/Caa3) (3 mo. USD Term SOFR + 8.500%)
	2,200,000	14.074		11/02/28	1,705,000

					39,860,338

Technology – 1.1%
Ingram Micro, Inc. (BB-/B1) (3 mo. USD Term SOFR + 3.000%)
	6,436,473	8.571	(b)	06/30/28	6,444,518
Light & Wonder International, Inc. (BB/Ba3) (1 mo. USD Term SOFR + 2.750%)
	4,962,216	8.075	(b)	04/14/29	4,967,030
Project Boost Purchaser LLC (B-/B2) (1 mo. USD Term SOFR)
	2,000,000	4.000	(c)	05/30/26	2,003,920

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Technology – (continued)
Tempo Acquisition LLC (BB-/Ba3) (1 mo. USD Term SOFR + 2.750%)
$1,967,289	8.080	%(b)	08/31/28	$1,972,207
Ultra Clean Holdings, Inc. (B+/B1) (1 mo. USD Term SOFR + 3.750%)
6,064,918	9.192	(b)	08/27/25	6,068,739

				21,456,414

Technology - Hardware(b) – 0.8%
Altar Bidco, Inc. (B/B1) (3 mo.USD Term SOFR + 3.100%)
1,994,924	8.400		02/01/29	1,990,934
Coherent Corp. (BB-/Ba1) (1 mo. USD Term SOFR + 2.750%)
11,538,210	8.195		07/02/29	11,538,211
CommScope, Inc. (CCC+/B3) (1 mo. USD Term SOFR + 3.250%)
3,199,242	8.695		04/06/26	2,895,314

				16,424,459

Technology - Software – 5.7%
Ahead DB Holdings LLC (B/B1) (3 mo. USD Term SOFR + 3.750%)
9,807,373	9.159	(b)	10/18/27	9,802,077
AppLovin Corp. (BB+/Ba3) (1 mo. USD Term SOFR + 2.500%)
12,835,096	7.830	(b)	08/16/30	12,819,052
AppLovin Corp. (BB+/WR) (1 mo. USD Term SOFR + 3.100%)
2,712,277	7.830	(b)	10/25/28	2,709,266
Atlas Purchaser, Inc. (CCC/Caa3) (3 mo. USD Term SOFR + 9.000%)
1,225,000	14.586	(b)	05/07/29	265,421
Castle U.S. Holding Corp. (CCC+/Caa1) (3 mo. USD Term SOFR + 3.750%)
7,143,351	9.349	(b)	01/29/27	5,010,561
CentralSquare Technologies LLC (B-/Caa1) (1 mo. USD Term SOFR + 3.750%)
5,062,483	9.177	(b)	08/29/25	4,905,091
Cotiviti, Inc. (B/NR)
4,925,000	0.000	(c)	02/21/31	4,912,688
DCert Buyer, Inc. (B-/B2) (1 mo. USD Term SOFR + 4.000%)
6,875,872	9.330	(b)	10/16/26	6,838,123
DCert Buyer, Inc. (CCC/Caa2) (1 mo. USD Term SOFR + 7.000%)
1,700,000	12.330	(b)	02/19/29	1,526,277
Isolved, Inc. (B/B2) (1 mo. USD Term SOFR + 4.000%)
3,995,582	9.327	(b)	10/14/30	4,013,082
Loyalty Ventures, Inc. (NR/WR) (3 mo. U.S. (Fed) Prime Rate + 5.500%)
11,629,469	14.000	(b)	11/03/27	101,758
Magenta Buyer LLC (CCC-/Caa2) (3 mo. USD Term SOFR + 8.250%)
1,300,000	13.824	(b)	07/27/29	377,000
Magenta Buyer LLC (CCC+/B2) (3 mo. USD Term SOFR + 5.000%)
4,187,603	10.574	(b)	07/27/28	2,462,562
McAfee LLC (B-/B2) (1 mo. USD Term SOFR + 3.750%)
11,975,653	9.176	(b)	03/01/29	11,937,451

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Technology - Software – (continued)
Peraton Corp. (B/B1) (1 mo. USD Term SOFR + 3.750%)
	$11,311,975	9.180	%(b)	02/01/28	$11,290,821
Peraton Corp. (NR/NR) (3 mo. USD Term SOFR + 7.750%)
	5,411,236	13.176	(b)	02/01/29	5,419,352
Physician Partners LLC (B+/B2)
(3 mo. USD Term SOFR + 4.000%)
	7,287,787	9.463	(b)	12/26/28	5,402,072
(3 mo. USD Term SOFR + 5.500%)
	2,892,750	10.813	(b)	12/23/28	2,574,548
Quartz Acquireco LLC (NR/B1) (3 mo. USD Term SOFR + 3.500%)
	3,460,119	8.809	(b)	06/28/30	3,464,444
Severin Acquisition LLC (B/B2) (3 mo. USD Term SOFR + 3.250%)
	4,936,354	8.313	(b)	08/01/27	4,941,488
Virtusa Corp. (B/B1) (1 mo. USD Term SOFR + 3.750%)
	9,512,675	9.192	(b)	02/11/28	9,526,944
World Wide Technology Holding Co. LLC (BB/NR) (1 mo. USD Term SOFR + 2.750%)
	5,888,769	8.175	(b)	03/01/30	5,925,574

					116,225,652

Telecommunications(b) – 0.9%
Adevinta ASA (BB-/Ba2) (3 mo. USD Term SOFR + 2.750%)
	2,710,484	8.332		06/26/28	2,709,644
Buzz Finco LLC (B/B1)
(1 mo. USD Term SOFR + 2.750%)
	3,765,809	8.177		01/29/27	3,770,516
(1 mo. USD Term SOFR + 3.250%)
	267,727	8.677		01/29/27	267,896
CCI Buyer, Inc. (B-/B1) (3 mo. USD Term SOFR + 4.000%)
	2,775,000	9.302		12/17/27	2,756,657
Endure Digital, Inc. (B/B2) (1 mo. USD Term SOFR + 3.500%)
	3,070,420	8.939		02/10/28	2,985,983
Lorca Holdco Ltd. (NR/Ba3) (6 mo. EUR EURIBOR + 3.700%)
EUR	4,875,000	7.604		09/17/27	5,242,037
MLN U.S. HoldCo LLC (NR/NR) (3 mo. USD Term SOFR + 9.250%)–(6 mo. USD Term SOFR + 9.250%)
	$2,674,725	14.679		10/18/27	267,473

					18,000,206

Textiles(b) – 0.4%
Fanatics Commerce Intermediate Holdco LLC (BB-/B1) (1 mo. USD Term SOFR + 3.250%)
	4,963,000	8.692		11/24/28	4,942,304
New Trojan Parent, Inc. (NR/NR) (3 mo. USD Term SOFR + 6.000%)
	1,429,202	11.310	(d)	10/24/24	1,429,202
New Trojan Parent, Inc. (NR/WR)
	6,466,706	0.000		01/06/28	1,298,709
	1,100,000	0.000		01/05/29	693

					7,670,908

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)

Transportation Services(b) – 0.9%
Kenan Advantage Group, Inc. (B/B2) (1 mo. USD Term SOFR + 3.750%)
	$5,899,993	9.080%		01/25/29	$5,896,335
LaserShip, Inc. (CCC+/B3) (3 mo. USD Term SOFR + 4.500%)
	2,488,061	10.071		05/07/28	2,312,653
MH Sub I LLC (B/B1) (1 mo. USD Term SOFR + 4.250%)
	7,780,364	9.580		05/03/28	7,725,512
MH Sub I LLC (B/Caa1) (1 mo. USD Term SOFR + 6.250%)
	2,400,000	11.580		02/23/29	2,303,136

					18,237,636

TOTAL BANK LOANS (Cost $1,731,960,765)					$1,669,351,227

Corporate Obligations(f) – 5.9%

Automotive – 0.7%
Dornoch Debt Merger Sub, Inc. (CCC/Caa2)
	$5,970,000	6.625	%(g)(h)	10/15/29	$5,356,762
Ford Motor Credit Co. LLC (BBB-/Ba1)
	650,000	4.687		06/09/25	641,673
	4,677,000	4.950		05/28/27	4,564,284
	3,600,000	7.350		11/04/27	3,776,544

					14,339,263

Banks(g) – 0.2%
Freedom Mortgage Corp. (B/B2)
	3,120,000	6.625		01/15/27	3,024,434

Chemicals(g) – 0.4%
Axalta Coating Systems Dutch Holding B BV (BB-/Ba3)
	1,525,000	7.250		02/15/31	1,585,345
Olympus Water U.S. Holding Corp. (B-/B3)
	4,160,000	9.750		11/15/28	4,435,184
Polar U.S. Borrower LLC/Schenectady International Group, Inc. (CCC-/Caa3)
	8,835,000	6.750		05/15/26	2,093,188

					8,113,717

Commercial Services(g) – 0.3%
APX Group, Inc. (B/Ba3)
	1,928,000	5.750		07/15/29	1,853,502
Paysafe Finance PLC/Paysafe Holdings U.S. Corp. (B/B2)
	3,450,000	4.000	(h)	06/15/29	3,075,330
Verisure Midholding AB (B-/B3)
EUR	1,075,000	5.250		02/15/29	1,119,172

					6,048,004

Diversified Financial Services(g) – 0.7%
LPL Holdings, Inc. (BBB-/Baa3)
	$2,489,000	4.000		03/15/29	2,290,676
United Wholesale Mortgage LLC (NR/Ba3)
	3,330,000	5.500		04/15/29	3,151,279

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations(f) – (continued)

Diversified Financial Services(g) – (continued)
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (B-/B3)
$6,805,000	7.875	%(h)	05/01/27	$5,762,202
2,965,000	6.375	(h)	02/01/30	2,187,725

				13,391,882

Healthcare Providers &Services(g) – 0.5%
CHS/Community Health Systems, Inc. (CCC-/Caa3)
1,125,000	6.125		04/01/30	810,023
Medline Borrower LP (B+/B1)
10,100,000	3.875		04/01/29	9,193,525

				10,003,548

Insurance(g) – 0.1%
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC (B/B2)
1,620,000	7.250		02/15/31	1,628,197

Internet(g) – 0.3%
ANGI Group LLC (B/B2)
4,485,000	3.875	(h)	08/15/28	3,892,666
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (BB-/Ba3)
1,942,000	3.500		03/01/29	1,751,742
Match Group Holdings II LLC (BB/Ba3)
665,000	3.625		10/01/31	565,204

				6,209,612

Leisure Time(g) – 0.3%
Carnival Corp. (BB-/B3)
960,000	5.750		03/01/27	950,275
Carnival Corp. (BB+/Ba2)
1,290,000	7.000		08/15/29	1,346,863
MajorDrive Holdings IV LLC (CCC+/Caa2)
2,543,000	6.375		06/01/29	2,380,553
Royal Caribbean Cruises Ltd. (BB+/Ba2)
1,860,000	5.500		04/01/28	1,837,234

				6,514,925

Lodging(g) – 0.2%
Travel & Leisure Co. (BB-/Ba3)
4,332,000	4.500		12/01/29	3,976,733

Machinery - Construction & Mining(g) – 0.4%
Vertiv Group Corp. (BB/Ba3)
8,450,000	4.125		11/15/28	7,861,965

Media – 0.3%
Cumulus Media New Holdings, Inc. (CC/Caa1)
4,100,000	6.750	(g)(h)	07/01/26	2,406,782
Diamond Sports Group LLC/Diamond Sports Finance Co. (NR/WR)
2,350,000	5.375	(e)(g)	08/15/26	66,411
3,225,000	6.625	(e)(g)	08/15/27	91,783
iHeartCommunications, Inc. (B-/Caa1)
3,100,000	6.375		05/01/26	2,639,402

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations(f) – (continued)

Media – (continued)
iHeartCommunications, Inc. (CCC-/Caa3)
$1	8.375%		05/01/27	$1

				5,204,379

Miscellaneous Manufacturing – 0.0%
Hillenbrand, Inc. (BB+/Ba1)
922,000	3.750		03/01/31	798,489

Oil Field Services – 0.3%
Kodiak Gas Services LLC (B+/B2)
620,000	7.250	(g)	02/15/29	632,028
Noble Finance II LLC (BB-/B1)
800,000	8.000	(g)	04/15/30	833,376
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. (B/B3)
1,720,000	7.875	(g)	11/01/28	1,777,448
Sunoco LP/Sunoco Finance Corp. (BB/Ba3)
2,070,000	7.000	(g)	09/15/28	2,115,374
1,425,000	4.500		04/30/30	1,307,067

				6,665,293

Packaging(g) – 0.1%
LABL, Inc. (B-/B3)
2,005,000	5.875		11/01/28	1,847,608

Pipelines(g) – 0.1%
ITT Holdings LLC (B-/B3)
2,305,000	6.500		08/01/29	2,104,742

Real Estate(g)(h) – 0.1%
Realogy Group LLC/Realogy Co.-Issuer Corp. (CCC+/B3)
2,885,000	5.250		04/15/30	1,961,338

Retailing(g) – 0.1%
LCM Investments Holdings II LLC (B+/B2)
2,285,000	4.875		05/01/29	2,099,824
Specialty Building Products Holdings LLC/SBP Finance Corp. (B/B3)
855,000	6.375		09/30/26	848,459

				2,948,283

Software(g) – 0.7%
AthenaHealth Group, Inc. (CCC/Caa2)
8,970,000	6.500		02/15/30	8,213,291
Castle U.S. Holding Corp. (CCC-/Caa3)
7,910,000	9.500		02/15/28	3,931,349
Rackspace Technology Global, Inc. (D/B3)
3,380,000	3.500		02/15/28	1,013,256

				13,157,896

Transportation(g)(h) – 0.1%
Rand Parent LLC (BB/Ba1)
2,705,000	8.500		02/15/30	2,676,354

TOTAL CORPORATE OBLIGATIONS (Cost $142,889,243)				$118,476,662

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(b)(f)(g) – 1.5%

Collateralized Loan Obligations – 1.5%
Golub Capital Partners 48 LP Series 2020-48A, Class D (BBB-/NR) (3 mo. USD Term SOFR + 4.062%)
$5,400,000	9.378%	04/17/33	$5,399,854
ICG U.S. CLO Ltd. Series 2015-2RA, Class C (NR/Baa3) (3 mo. USD Term SOFR + 3.762%)
2,100,000	9.076	01/16/33	2,049,058
Race Point VIII CLO Ltd. Series 2013-8A, Class DR2 (BBB-/NR) (3 mo. USD Term SOFR + 3.762%)
3,235,000	9.081	02/20/30	3,234,990
TCW CLO AMR Ltd. Series 2019-1A, Class DR (BBB-/NR) (3 mo. USD Term SOFR + 3.932%)
4,900,000	9.257	08/16/34	4,899,628
THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR (BBB-/NR) (3 mo. USD Term SOFR + 3.982%)
4,000,000	9.280	04/18/36	3,901,848
Tikehau U.S. CLO I Ltd. Series 2021-1A, Class E (NR/Ba3) (3 mo. USD Term SOFR + 7.172%)
5,000,000	12.470	01/18/35	4,666,605
Tralee CLO V Ltd. Series 2018-5A, Class DR (BBB-/NR) (3 mo. USD Term SOFR + 4.072%)
7,000,000	9.389	10/20/34	6,642,272

TOTAL ASSET-BACKED SECURITIES (Cost $31,221,997)			$30,794,255

Shares	Description		Value

Common Stocks(e) – 0.5%

Aerospace & Defense – 0.2%
204,620	Swissport Ltd.		$4,459,236

Media – 0.2%
162,749	Bright Pattern Holdco(d)		163
579,399	Clear Channel Outdoor Holdings, Inc.		956,008
591,024	National CineMedia, Inc.		3,043,774

			3,999,945

Specialty Retail – 0.1%
9,541	Neiman Marcus Group Ltd. LLC		882,542

TOTAL COMMON STOCKS (Cost $14,974,288)			$9,341,723

Units	Expiration Date		Value

Warrants(e) – 0.0%
Aspect Software, Inc. (NR/NR)(d)
162,749			$163
Cineworld Group PLC (NR/NR)
50,868			902,903

Units	Expiration Date	Value

Warrants(e) – (continued)
Noble Corp. PLC (NR/NR)
6,346	02/04/28	$174,737

(Cost $15,865)

TOTAL WARRANTS (Cost $785,877)		$1,077,803

Shares	Description	Value

Exchange Traded Funds – 2.1%

781,076	Invesco Senior Loan ETF (NR/NR)	$16,519,757
66,678	iShares iBoxx High Yield Corporate Bond ETF (NR/NR)	5,182,881
472,562	SPDR Blackstone Senior Loan ETF (NR/NR)	19,899,586

TOTAL EXCHANGE TRADED FUNDS (Cost $40,714,025)		$41,602,224

Shares	Dividend Rate	Value

Investment Company(i) – 5.1%

Goldman Sachs Financial Square Government Fund — Institutional Shares
102,352,239	5.211%	$102,352,239

(Cost $102,352,239)

Securities Lending Reinvestment Vehicle(i) – 1.1%

Goldman Sachs Financial Square Government Fund — Institutional Shares
22,606,103	5.211%	$22,606,103

(Cost $22,606,103)

TOTAL INVESTMENTS – 98.8% (Cost $2,087,504,537)		$1,995,602,236

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		$24,730,744

NET ASSETS – 100.0%		$2,020,332,980

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued) March 31, 2024

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2024. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(e)	Security is currently in default and/or non-income producing.

(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(h)	All or a portion of security is on loan.

(i)	Represents an Affiliated Issuer.

Security ratings disclosed, if any, are obtained from S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s statement of Additional Information

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At March 31, 2024, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
New Trojan Parent, Inc. (NR/NR), due 10/24/24	$597,576	$597,576	$—
Touchdown Acquirer, Inc. (NR/B2), due 02/21/31	94,311	94,547	236

TOTAL			$236

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD 87,269,264	EUR 80,668,465	05/08/24	$107,209

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Loss

MS & Co. Int. PLC	EUR 6,417,065	USD 6,972,951	05/08/24	$(39,331)

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
5 Year U.S. Treasury Notes	(677)	06/28/24	$(72,449,578)	$(175,405)
Ultra 10-Year U.S. Treasury Note	(59)	06/18/24	(6,761,953)	(42,225)

TOTAL FUTURES CONTRACTS				$(217,630)

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
ETF	—Exchange Traded Fund
EURIBOR	—Euro Interbank Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
SOFR	—Secured Overnight Financing Rate
USD	—US.Dollar

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 92.1%

Aerospace & Defense – 1.7%
Boeing Co. (a)
$1,150,000	2.196%		02/04/26	$1,076,894
1,950,000	3.450		11/01/28	1,780,857
1,375,000	3.250		02/01/35	1,083,197
500,000	3.550		03/01/38	377,050
1,306,000	3.375		06/15/46	882,595
575,000	3.625		03/01/48	392,392
900,000	3.850		11/01/48	633,600
Northrop Grumman Corp.
75,000	4.750		06/01/43	69,111
RTX Corp.
1,975,000	4.125	(a)	11/16/28	1,911,563
2,425,000	6.100	(a)	03/15/34	2,593,537
695,000	4.875		10/15/40	649,457

				11,450,253

Agriculture(a) – 0.6%
Altria Group, Inc.
975,000	4.800		02/14/29	965,201
BAT Capital Corp.
875,000	3.215		09/06/26	832,974
200,000	3.557		08/15/27	189,294
1,350,000	2.259		03/25/28	1,203,052
1,000,000	6.343		08/02/30	1,042,220

				4,232,741

Automotive – 2.6%
General Motors Co. (a)
2,925,000	6.800		10/01/27	3,064,405
950,000	6.600		04/01/36	1,009,907
General Motors Financial Co., Inc. (a)
4,365,000	5.250		03/01/26	4,353,957
2,575,000	1.500		06/10/26	2,369,592
400,000	2.700		08/20/27	368,672
775,000	3.850		01/05/28	738,459
Hyundai Capital America (a)(b)
1,450,000	5.600		03/30/28	1,466,632
1,350,000	6.200		09/21/30	1,409,778
280,000	5.400		01/08/31	280,955
Toyota Motor Credit Corp.
2,185,000	4.800		01/05/34	2,148,838

				17,211,195

Banks – 22.4%
Banco Santander SA
1,600,000	6.921		08/08/33	1,673,168
(1 yr. CMT + 1.600%)
400,000	3.225	(a)(c)	11/22/32	331,752
Bank of America Corp. (a)(c)
(3 mo. USD Term SOFR + 1.252%)
275,000	2.496		02/13/31	236,671
(3 mo. USD Term SOFR + 1.302%)
2,863,000	3.419		12/20/28	2,687,670
(3 mo. USD Term SOFR + 1.332%)
5,356,000	3.970		03/05/29	5,120,550

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(3 mo. USD Term SOFR + 1.572%)
$1,950,000	4.271%		07/23/29	$1,879,819
(5 yr. CMT + 1.200%)
1,025,000	2.482		09/21/36	818,934
(Secured Overnight Financing Rate + 1.330%)
1,825,000	2.972		02/04/33	1,548,366
(Secured Overnight Financing Rate + 1.570%)
6,115,000	5.819		09/15/29	6,271,116
(Secured Overnight Financing Rate + 1.630%)
1,210,000	5.202		04/25/29	1,211,270
(Secured Overnight Financing Rate + 1.830%)
8,215,000	4.571		04/27/33	7,801,539
Bank of New York Mellon Corp. (a)(c) (Secured Overnight Financing Rate + 2.074%)
525,000	5.834		10/25/33	548,147
Barclays PLC
425,000	5.200		05/12/26	420,631
1,850,000	4.836	(a)	05/09/28	1,796,442
BNP Paribas SA (a)(b)(c)
(1 yr. CMT + 1.500%)
1,680,000	5.335		06/12/29	1,688,417
(Secured Overnight Financing Rate + 1.004%)
4,225,000	1.323		01/13/27	3,927,687
(Secured Overnight Financing Rate + 1.507%)
370,000	3.052		01/13/31	326,096
BPCE SA (b)
1,350,000	4.625		09/12/28	1,320,934
(Secured Overnight Financing Rate + 1.730%)
1,050,000	3.116	(a)(c)	10/19/32	859,876
(Secured Overnight Financing Rate + 2.865%)
1,690,000	5.748	(a)(c)	07/19/33	1,691,048
Citigroup, Inc.
925,000	4.750		05/18/46	822,686
(3 mo. USD Term SOFR + 1.825%)
6,098,000	3.887	(a)(c)	01/10/28	5,879,143
(Secured Overnight Financing Rate + 0.765%)
600,000	1.122	(a)(c)	01/28/27	555,024
(Secured Overnight Financing Rate + 1.351%)
800,000	3.057	(a)(c)	01/25/33	678,928
(Secured Overnight Financing Rate + 1.422%)
1,025,000	2.976	(a)(c)	11/05/30	910,313
(Secured Overnight Financing Rate + 2.338%)
1,645,000	6.270	(a)(c)	11/17/33	1,737,169
(Secured Overnight Financing Rate + 3.914%)
675,000	4.412	(a)(c)	03/31/31	643,613
Comerica, Inc. (a)(c) (Secured Overnight Financing Rate + 2.155%)
965,000	5.982		01/30/30	953,960
Credit Agricole SA
1,950,000	4.375		03/17/25	1,920,243
725,000	5.514	(b)	07/05/33	741,109
(5 yr. USD Swap + 4.319%)
500,000	6.875	(a)(b)(c)	09/23/24	499,655
Discover Bank (a)
1,500,000	4.650		09/13/28	1,451,580

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
First-Citizens Bank & Trust Co. (a)(c) (3 mo. USD Term SOFR + 1.715%)
$2,550,000	2.969%		09/27/25	$2,491,248
HSBC Bank USA NA
800,000	5.625		08/15/35	787,264
HSBC Holdings PLC
600,000	7.625		05/17/32	659,568
(3 mo. USD Term SOFR + 1.609%)
1,875,000	4.292	(a)(c)	09/12/26	1,840,500
(Secured Overnight Financing Rate + 1.929%)
925,000	2.099	(a)(c)	06/04/26	887,084
(Secured Overnight Financing Rate + 2.870%)
216,000	5.402	(a)(c)	08/11/33	215,382
Huntington Bancshares, Inc. (a)
675,000	2.625		08/06/24	667,305
(Secured Overnight Financing Rate + 2.020%)
1,085,000	6.208	(c)	08/21/29	1,111,127
ING Groep NV (a)(c)
(Secured Overnight Financing Rate + 1.005%)
1,725,000	1.726		04/01/27	1,601,335
(Secured Overnight Financing Rate + 1.440%)
1,620,000	5.335		03/19/30	1,615,950
JPMorgan Chase & Co. (a)(c)
(3 mo. USD Term SOFR + 1.622%)
875,000	3.882		07/24/38	755,361
(3 mo. USD Term SOFR + 2.515%)
3,650,000	2.956		05/13/31	3,194,297
(Secured Overnight Financing Rate + 1.260%)
825,000	2.963		01/25/33	704,624
(Secured Overnight Financing Rate + 1.620%)
25,000	5.336		01/23/35	25,089
(Secured Overnight Financing Rate + 1.800%)
11,324,000	4.586		04/26/33	10,841,145
(Secured Overnight Financing Rate + 2.040%)
400,000	2.522		04/22/31	346,056
(Secured Overnight Financing Rate + 2.080%)
2,355,000	4.912		07/25/33	2,304,085
KeyCorp (a)(c) (Secured Overnight Financing Rate + 1.250%)
2,775,000	3.878		05/23/25	2,762,568
Lloyds Banking Group PLC
1,575,000	4.582		12/10/25	1,544,114
(1 yr. CMT + 0.850%)
350,000	1.627	(a)(c)	05/11/27	322,273
M&T Bank Corp. (a)(c) (Secured Overnight Financing Rate +
2.260%)
1,185,000	6.082		03/13/32	1,183,234
Macquarie Group Ltd. (a)(b)(c)
(3 mo. USD LIBOR + 1.372%)
1,900,000	3.763		11/28/28	1,789,610
(Secured Overnight Financing Rate + 1.069%)
2,200,000	1.340		01/12/27	2,040,918
Morgan Stanley (a)(c)
2,720,000	3.971		07/22/38	2,327,096
(Secured Overnight Financing Rate + 1.143%)
650,000	2.699		01/22/31	568,068

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(Secured Overnight Financing Rate + 1.200%)
$500,000	2.511%		10/20/32	$413,155
(Secured Overnight Financing Rate + 1.290%)
972,000	2.943		01/21/33	825,685
(Secured Overnight Financing Rate + 1.360%)
725,000	2.484		09/16/36	573,076
(Secured Overnight Financing Rate + 1.590%)
1,645,000	5.164		04/20/29	1,643,964
(Secured Overnight Financing Rate + 1.610%)
625,000	4.210		04/20/28	607,306
(Secured Overnight Financing Rate + 1.630%)
6,385,000	5.449		07/20/29	6,439,975
(Secured Overnight Financing Rate + 1.730%)
255,000	5.466		01/18/35	257,275
(Secured Overnight Financing Rate + 2.076%)
2,831,000	4.889		07/20/33	2,745,985
Santander U.K. Group Holdings PLC (a)(c)
(3 mo. USD LIBOR + 1.400%)
325,000	3.823		11/03/28	305,721
(Secured Overnight Financing Rate + 1.220%)
550,000	2.469		01/11/28	505,296
Shinhan Bank Co. Ltd. (b)
260,000	4.500		04/12/28	256,019
Sumitomo Mitsui Financial Group, Inc.
1,555,000	5.808		09/14/33	1,631,459
Truist Financial Corp. (a)(c)
(Secured Overnight Financing Rate + 1.922%)
685,000	5.711		01/24/35	688,172
(Secured Overnight Financing Rate + 2.050%)
700,000	6.047		06/08/27	709,380
U.S. Bancorp (a)(c) (Secured Overnight Financing Rate + 2.020%)
1,260,000	5.775		06/12/29	1,282,151
UBS Group AG (a)(b)
7,097,000	4.282		01/09/28	6,846,263
(5 yr. CMT + 4.758%)
405,000	9.250	(c)	11/13/33	456,597
(Secured Overnight Financing Rate + 0.980%)
4,925,000	1.305	(c)	02/02/27	4,549,173
(Secured Overnight Financing Rate + 1.560%)
3,071,000	2.593	(c)	09/11/25	3,027,730
(Secured Overnight Financing Rate + 3.340%)
1,300,000	6.373	(c)	07/15/26	1,309,516
(Secured Overnight Financing Rate + 5.020%)
1,875,000	9.016	(c)	11/15/33	2,275,969
Wells Fargo & Co. (a)(c)
(3 mo. USD Term SOFR + 1.572%)
2,573,000	3.584		05/22/28	2,445,353
(Secured Overnight Financing Rate + 1.510%)
1,325,000	3.526		03/24/28	1,261,228
(Secured Overnight Financing Rate + 1.980%)
1,135,000	4.808		07/25/28	1,118,418
(Secured Overnight Financing Rate + 2.100%)
3,403,000	4.897		07/25/33	3,276,851
Wells Fargo Bank NA
824,000	5.950		08/26/36	854,274

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Westpac Banking Corp. (a)(c)
(5 yr. CMT + 1.350%)
$375,000	2.894%		02/04/30	$364,883
(5 yr. CMT + 2.000%)
1,300,000	4.110		07/24/34	1,202,032
(5 yr. USD Secured Overnight Financing Rate ICE Swap Rate + 2.236%)
125,000	4.322		11/23/31	120,619

				149,532,382

Beverages – 2.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (a)
6,400,000	4.700		02/01/36	6,211,904
Anheuser-Busch InBev Finance, Inc. (a)
600,000	4.700		02/01/36	577,272
Anheuser-Busch InBev Worldwide, Inc.
655,000	8.200		01/15/39	849,679
175,000	5.450	(a)	01/23/39	180,611
Bacardi Ltd. (a)(b)
2,275,000	4.700		05/15/28	2,214,553
700,000	5.300		05/15/48	656,901
Bacardi Ltd./Bacardi-Martini BV (a)(b)
1,475,000	5.900		06/15/43	1,482,478
Constellation Brands, Inc. (a)
450,000	4.350		05/09/27	440,640
350,000	4.650		11/15/28	344,407
455,000	4.800		01/15/29	451,037
775,000	2.250		08/01/31	640,289
1,256,000	4.750		05/09/32	1,227,125
50,000	4.500		05/09/47	42,836
JDE Peet’s NV (a)(b)
1,970,000	2.250		09/24/31	1,564,771
Keurig Dr Pepper, Inc. (a)
325,000	4.500		11/15/45	284,814

				17,169,317

Biotechnology(a) – 2.2%
Amgen, Inc.
980,000	5.150		03/02/28	986,782
2,065,000	5.250		03/02/30	2,097,586
5,000,000	4.200		03/01/33	4,674,250
1,773,000	5.250		03/02/33	1,788,070
175,000	4.400		05/01/45	151,939
2,923,000	5.650		03/02/53	2,978,946
Royalty Pharma PLC
2,050,000	1.750		09/02/27	1,830,629

				14,508,202

Building Materials(a) – 0.4%
Carrier Global Corp.
2,205,000	5.900		03/15/34	2,318,315

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Building Materials(a) – (continued)
Fortune Brands Innovations, Inc.
$672,000	4.000%		03/25/32	$614,255

				2,932,570

Chemicals(a) – 1.3%
Celanese U.S. Holdings LLC
1,240,000	6.165		07/15/27	1,263,027
715,000	6.350		11/15/28	741,855
1,250,000	6.550		11/15/30	1,316,150
DuPont de Nemours, Inc.
125,000	5.319		11/15/38	124,658
Eastman Chemical Co.
1,780,000	5.625		02/20/34	1,790,983
Huntsman International LLC
1,050,000	4.500		05/01/29	1,002,886
International Flavors & Fragrances, Inc. (b)
1,075,000	3.268		11/15/40	765,486
LYB International Finance BV
725,000	4.875		03/15/44	643,285
Sherwin-Williams Co.
475,000	3.450		06/01/27	454,024
475,000	4.000		12/15/42	391,847

				8,494,201

Coal(a) – 0.1%
Teck Resources Ltd.
692,000	3.900		07/15/30	638,162

Commercial Services – 0.6%
Ashtead Capital, Inc. (a)(b)
925,000	1.500		08/12/26	843,008
525,000	2.450		08/12/31	426,479
1,206,000	5.800		04/15/34	1,205,180
DP World Ltd.
360,000	5.625		09/25/48	343,220
Global Payments, Inc. (a)
1,150,000	4.450		06/01/28	1,112,395

				3,930,282

Computers – 0.8%
Dell International LLC/EMC Corp. (a)
768,000	6.020		06/15/26	778,099
375,000	4.900		10/01/26	372,499
1,599,000	5.300		10/01/29	1,618,316
225,000	6.200		07/15/30	236,925
Dell, Inc.
2,075,000	7.100		04/15/28	2,228,592
Hewlett Packard Enterprise Co. (a)
341,000	6.200		10/15/35	363,093
80,000	6.350		10/15/45	85,503

				5,683,027

Diversified Financial Services – 4.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (a)
5,485,000	6.500		07/15/25	5,541,331
725,000	6.450	(b)	04/15/27	744,459

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
$850,000	4.625%		10/15/27	$828,946
775,000	3.000		10/29/28	701,964
680,000	5.100		01/19/29	676,185
Air Lease Corp. (a)
2,150,000	3.375		07/01/25	2,095,110
3,525,000	2.875		01/15/26	3,372,649
1,475,000	3.750		06/01/26	1,422,903
325,000	3.625		04/01/27	309,923
Ally Financial, Inc.
950,000	4.625		03/30/25	940,187
1,335,000	4.750	(a)	06/09/27	1,297,153
1,575,000	2.200	(a)	11/02/28	1,351,240
Aviation Capital Group LLC (a)(b)
2,675,000	1.950		01/30/26	2,496,470
Avolon Holdings Funding Ltd. (a)(b)
750,000	3.950		07/01/24	745,800
3,750,000	4.250		04/15/26	3,622,575
1,450,000	3.250		02/15/27	1,347,094
Capital One Financial Corp. (a)(c) (Secured Overnight Financing Rate + 3.070%)
1,165,000	7.624		10/30/31	1,286,847
Charles Schwab Corp. (a)(c) (5 yr. CMT + 4.971%)
583,000	5.375		06/01/25	578,727
Discover Financial Services (a)
800,000	4.100		02/09/27	771,600
Macquarie Airfinance Holdings Ltd. (a)(b)
135,000	6.400		03/26/29	137,070
Nomura Holdings, Inc.
2,375,000	1.653		07/14/26	2,183,052

				32,451,285

Electrical – 4.0%
American Electric Power Co., Inc. (a)
350,000	2.300		03/01/30	297,808
Berkshire Hathaway Energy Co.
767,000	6.125		04/01/36	815,751
500,000	2.850	(a)	05/15/51	321,780
CMS Energy Corp. (a)
500,000	4.875		03/01/44	466,320
Dominion Energy, Inc. (a)
2,325,000	3.375		04/01/30	2,115,587
DTE Energy Co. (a)
4,736,000	4.875		06/01/28	4,686,793
Duke Energy Corp. (a)
400,000	4.800		12/15/45	355,572
Duquesne Light Holdings, Inc. (a)(b)
1,075,000	2.532		10/01/30	890,895
Emera U.S. Finance LP (a)
575,000	3.550		06/15/26	551,793
NextEra Energy Capital Holdings, Inc. (a)
3,050,000	1.875		01/15/27	2,793,281
2,055,000	1.900		06/15/28	1,820,709
Pacific Gas & Electric Co. (a)
250,000	2.950		03/01/26	238,753
675,000	2.100		08/01/27	607,838

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
PacifiCorp (a)
$2,090,000	5.800%		01/15/55	$2,060,677
Progress Energy, Inc.
1,400,000	7.000		10/30/31	1,548,974
Public Service Electric & Gas Co. (a)
975,000	3.950		05/01/42	819,751
Sempra (a)
1,125,000	3.800		02/01/38	936,596
Southern California Edison Co. (a)
1,325,000	4.200		03/01/29	1,277,711
275,000	4.050		03/15/42	226,765
Southern Co. (a)
900,000	4.400		07/01/46	776,547
Vistra Operations Co. LLC (a)(b)
975,000	4.300		07/15/29	915,135
Xcel Energy, Inc. (a)
2,380,000	3.350		12/01/26	2,257,287

				26,782,323

Engineering & Construction(a) – 0.2%
Mexico City Airport Trust
240,000	3.875	(b)	04/30/28	225,075
800,000	5.500		07/31/47	675,250
220,000	5.500	(b)	07/31/47	185,694

				1,086,019

Entertainment(a) – 1.0%
Warnermedia Holdings, Inc.
6,050,000	4.279		03/15/32	5,407,430
1,291,000	5.050		03/15/42	1,107,523

				6,514,953

Environmental(a)(b) – 0.3%
Veralto Corp.
775,000	5.500		09/18/26	777,868
1,355,000	5.450		09/18/33	1,371,639

				2,149,507

Food & Drug Retailing(a) – 1.6%
Campbell Soup Co.
2,239,000	5.400		03/21/34	2,255,210
Grupo Bimbo SAB de CV
1,070,000	4.700		11/10/47	928,559
J M Smucker Co.
5,855,000	6.200		11/15/33	6,251,501
Sysco Corp.
1,250,000	3.300		07/15/26	1,200,537
150,000	6.600		04/01/40	166,256
75,000	4.450		03/15/48	63,759

				10,865,822

Gas(a) – 0.1%
NiSource, Inc.
850,000	3.600		05/01/30	783,675

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services – 4.9%
Baxter International, Inc. (a)
$375,000	1.915%		02/01/27	$342,375
Centene Corp. (a)
950,000	4.250		12/15/27	905,920
CommonSpirit Health
150,000	4.350		11/01/42	130,834
510,000	6.461	(a)	11/01/52	586,077
GE HealthCare Technologies, Inc. (a)
4,900,000	5.650		11/15/27	4,989,425
625,000	5.857		03/15/30	650,288
HCA, Inc. (a)
4,800,000	5.250		06/15/26	4,786,272
4,030,000	3.500		09/01/30	3,642,475
1,145,000	5.500		06/01/33	1,148,149
Humana, Inc. (a)
1,395,000	5.375		04/15/31	1,396,311
1,075,000	5.950		03/15/34	1,116,893
IQVIA, Inc. (a)
1,140,000	6.250		02/01/29	1,183,901
Novant Health, Inc. (a)
710,000	3.168		11/01/51	496,232
Revvity, Inc. (a)
1,405,000	1.900		09/15/28	1,224,359
1,200,000	3.300		09/15/29	1,089,444
Solventum Corp. (a)(b)
1,230,000	5.400		03/01/29	1,232,891
2,130,000	5.600		03/23/34	2,136,709
STERIS Irish FinCo UnLtd Co. (a)
218,000	2.700		03/15/31	186,272
UnitedHealth Group, Inc.
1,100,000	5.800		03/15/36	1,179,948
520,000	2.750	(a)	05/15/40	382,611
766,000	5.050	(a)	04/15/53	744,698
2,625,000	6.050	(a)	02/15/63	2,890,414

				32,442,498

Home Builders(a) – 0.1%
Lennar Corp.
525,000	4.750		11/29/27	518,537

Insurance – 1.2%
American International Group, Inc.
700,000	6.250		05/01/36	736,330
598,000	4.500	(a)	07/16/44	533,894
200,000	4.800	(a)	07/10/45	186,280
Arch Capital Finance LLC (a)
400,000	4.011		12/15/26	388,052
Arch Capital Group Ltd.
595,000	7.350		05/01/34	672,582
Hartford Financial Services Group, Inc.
200,000	6.625		04/15/42	201,648
MetLife, Inc.
625,000	6.375		06/15/34	682,400
475,000	4.721		12/15/44	426,346

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Principal Financial Group, Inc.
$150,000	6.050%		10/15/36	$160,262
Prudential Financial, Inc.
1,850,000	5.700		12/14/36	1,943,166
Teachers Insurance & Annuity Association of America (b)
890,000	4.900		09/15/44	815,961
Willis North America, Inc. (a)
1,200,000	2.950		09/15/29	1,075,752

				7,822,673

Internet – 1.3%
Expedia Group, Inc. (a)
2,125,000	3.250		02/15/30	1,913,796
196,000	2.950		03/15/31	170,845
Netflix, Inc.
1,265,000	4.875		04/15/28	1,262,445
4,565,000	4.875	(a)(b)	06/15/30	4,534,141
Prosus NV (a)
200,000	3.680	(b)	01/21/30	174,850
200,000	3.680		01/21/30	174,850
580,000	3.061		07/13/31	468,350

				8,699,277

Investment Companies(a) – 0.4%
Blackstone Private Credit Fund
2,425,000	2.625		12/15/26	2,214,971
125,000	3.250		03/15/27	115,342
JAB Holdings BV (b)
700,000	2.200		11/23/30	558,866

				2,889,179

Iron/Steel – 0.4%
ArcelorMittal SA
950,000	4.550		03/11/26	935,465
POSCO (b)
240,000	5.750		01/17/28	243,225
Steel Dynamics, Inc. (a)
1,950,000	1.650		10/15/27	1,739,010

				2,917,700

Lodging(a) – 0.6%
Marriott International, Inc.
543,000	4.000		04/15/28	522,724
1,350,000	5.550		10/15/28	1,379,268
675,000	4.650		12/01/28	663,579
525,000	4.900		04/15/29	521,157
759,000	4.875		05/15/29	751,623

				3,838,351

Machinery - Construction & Mining(a)(b) – 0.1%
Weir Group PLC
925,000	2.200		05/13/26	858,307

Machinery-Diversified(a) – 0.5%
AGCO Corp.
625,000	5.800		03/21/34	632,838

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Machinery-Diversified(a) – (continued)
Ingersoll Rand, Inc.
$465,000	5.700%		08/14/33	$477,132
Nordson Corp.
2,075,000	5.800		09/15/33	2,165,864

				3,275,834

Media – 3.6%
Charter Communications Operating LLC/Charter Communications Operating Capital (a)
9,620,000	4.908		07/23/25	9,506,003
1,050,000	3.750		02/15/28	974,159
5,125,000	4.200		03/15/28	4,828,519
256,000	6.650		02/01/34	262,377
625,000	6.384		10/23/35	618,188
Comcast Corp.
150,000	3.250	(a)	11/01/39	117,633
475,000	3.750	(a)	04/01/40	394,663
75,000	4.750		03/01/44	68,904
Discovery Communications LLC (a)
3,125,000	4.900		03/11/26	3,093,812
Time Warner Cable Enterprises LLC
1,600,000	8.375		07/15/33	1,785,648
Time Warner Cable LLC (a)
675,000	5.875		11/15/40	588,890
Walt Disney Co.
1,400,000	6.400		12/15/35	1,564,570

				23,803,366

Mining(b) – 0.4%
Glencore Finance Canada Ltd.
525,000	5.550		10/25/42	506,137
Glencore Funding LLC (a)
1,075,000	4.000		03/27/27	1,038,977
925,000	2.850		04/27/31	789,635
725,000	2.625		09/23/31	603,816

				2,938,565

Miscellaneous Manufacturing – 0.3%
GE Capital International Funding Co. Unlimited Co.
860,000	4.418		11/15/35	808,417
General Electric Co.
1,294,000	5.875		01/14/38	1,376,130

				2,184,547

Multi-National(a)(b) – 0.0%
African Export-Import Bank
200,000	3.798		05/17/31	170,266

Oil Field Services – 2.7%
Aker BP ASA (a)(b)
1,043,000	2.000		07/15/26	963,961
Canadian Natural Resources Ltd. (a)
1,400,000	3.850		06/01/27	1,349,544
Continental Resources, Inc. (a)
625,000	4.375		01/15/28	604,294
925,000	5.750	(b)	01/15/31	919,589

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Diamondback Energy, Inc. (a)
$2,215,000	6.250%		03/15/33	$2,361,899
Marathon Oil Corp.
1,450,000	5.300	(a)	04/01/29	1,448,042
900,000	6.800		03/15/32	971,244
Marathon Petroleum Corp. (a)
2,095,000	3.800		04/01/28	2,009,985
Occidental Petroleum Corp. (a)
2,500,000	8.875		07/15/30	2,916,350
Ovintiv, Inc.
800,000	5.375	(a)	01/01/26	797,440
1,025,000	8.125		09/15/30	1,159,716
Pertamina Persero PT (a)
370,000	4.175		01/21/50	293,456
QatarEnergy (a)(b)
200,000	3.125		07/12/41	149,242
Reliance Industries Ltd. (b)
890,000	3.625		01/12/52	643,896
Saudi Arabian Oil Co.
1,100,000	3.500		04/16/29	1,025,035
Shell International Finance BV
225,000	6.375		12/15/38	254,837

				17,868,530

Packaging(a) – 0.6%
Berry Global, Inc.
1,800,000	1.570		01/15/26	1,685,196
1,225,000	1.650		01/15/27	1,111,577
Smurfit Kappa Treasury ULC (b)
910,000	5.200		01/15/30	909,036

				3,705,809

Pharmaceuticals(a) – 4.1%
AbbVie, Inc.
1,045,000	4.950		03/15/31	1,054,415
1,520,000	5.050		03/15/34	1,538,802
2,475,000	4.550		03/15/35	2,388,375
2,850,000	4.500		05/14/35	2,740,931
301,000	4.050		11/21/39	268,028
Becton Dickinson & Co.
439,000	4.685		12/15/44	396,689
Bristol-Myers Squibb Co.
1,684,000	5.200		02/22/34	1,710,304
970,000	6.250		11/15/53	1,093,316
940,000	5.550		02/22/54	967,580
Cardinal Health, Inc.
731,000	5.125		02/15/29	732,652
Cencora, Inc.
1,212,000	5.125		02/15/34	1,209,685
Cigna Group
1,598,000	2.400		03/15/30	1,380,161
1,581,000	4.800		08/15/38	1,486,504
1,675,000	4.900		12/15/48	1,526,076
CVS Health Corp.
2,925,000	3.000		08/15/26	2,789,134

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pharmaceuticals(a) – (continued)
$1,125,000	4.875%		07/20/35	$1,083,690
3,811,000	4.780		03/25/38	3,521,288
Perrigo Finance Unlimited Co.
1,425,000	4.375		03/15/26	1,387,166

				27,274,796

Pipelines – 5.0%
Abu Dhabi Crude Oil Pipeline LLC (b)
490,000	4.600		11/02/47	439,775
Columbia Pipelines Operating Co. LLC (a)(b)
1,010,000	6.036		11/15/33	1,046,936
Enbridge, Inc. (a)
2,025,000	1.600		10/04/26	1,855,588
940,000	6.200		11/15/30	996,522
939,000	5.700		03/08/33	960,804
Energy Transfer LP (a)
550,000	5.950		12/01/25	553,349
2,922,000	3.900		07/15/26	2,834,223
525,000	4.200		04/15/27	510,694
300,000	5.500		06/01/27	301,959
354,000	4.950		05/15/28	351,090
650,000	7.375	(b)	02/01/31	680,543
1,472,000	6.550		12/01/33	1,577,425
456,000	5.150		03/15/45	415,147
Enterprise Products Operating LLC
2,200,000	6.875		03/01/33	2,476,276
Galaxy Pipeline Assets Bidco Ltd. (b)
200,000	2.625		03/31/36	163,188
Kinder Morgan Energy Partners LP
1,100,000	7.750		03/15/32	1,249,776
650,000	6.550		09/15/40	681,980
MPLX LP (a)
1,750,000	2.650		08/15/30	1,505,945
950,000	4.500		04/15/38	843,828
520,000	5.500		02/15/49	495,726
ONEOK, Inc. (a)
1,668,000	5.550		11/01/26	1,684,180
2,245,000	4.550		07/15/28	2,203,176
Plains All American Pipeline LP/PAA Finance Corp. (a)
1,917,000	4.650		10/15/25	1,891,868
Sabine Pass Liquefaction LLC (a)
900,000	5.000		03/15/27	897,345
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (a)
775,000	4.875		02/01/31	743,473
Valero Energy Partners LP (a)
675,000	4.500		03/15/28	661,878
Western Midstream Operating LP (a)
2,307,000	5.450		04/01/44	2,118,680
Williams Cos., Inc. (a)
2,000,000	4.650		08/15/32	1,929,220
950,000	5.650		03/15/33	975,602

				33,046,196

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Real Estate(a) – 0.3%
CBRE Services, Inc.
$450,000	5.500%	04/01/29	$453,127
1,760,000	5.950	08/15/34	1,805,760

			2,258,887

Real Estate Investment Trust(a) – 3.9%
Agree LP
295,000	4.800	10/01/32	278,934
American Homes 4 Rent LP
225,000	2.375	07/15/31	182,745
American Tower Corp.
2,475,000	3.375	10/15/26	2,365,605
Crown Castle, Inc.
3,025,000	4.000	03/01/27	2,927,020
100,000	2.900	04/01/41	70,802
Digital Realty Trust LP
425,000	3.700	08/15/27	406,168
Essex Portfolio LP
2,375,000	3.000	01/15/30	2,106,910
GLP Capital LP/GLP Financing II, Inc.
2,886,000	5.375	04/15/26	2,862,219
830,000	6.750	12/01/33	874,878
Healthcare Realty Holdings LP
875,000	2.050	03/15/31	675,045
Highwoods Realty LP
1,585,000	7.650	02/01/34	1,729,885
Invitation Homes Operating Partnership LP
600,000	2.300	11/15/28	531,048
1,505,000	5.450	08/15/30	1,509,711
Kilroy Realty LP
670,000	6.250	01/15/36	655,287
Kimco Realty OP LLC
2,125,000	3.800	04/01/27	2,041,806
NNN REIT, Inc.
1,300,000	3.600	12/15/26	1,242,046
870,000	5.600	10/15/33	880,553
Prologis Targeted U.S. Logistics Fund LP (b)
1,105,000	5.500	04/01/34	1,110,945
Realty Income Corp.
1,125,000	4.000	07/15/29	1,069,549
Retail Opportunity Investments Partnership LP
1,525,000	6.750	10/15/28	1,579,930
Simon Property Group LP
850,000	2.250	01/15/32	695,105
WP Carey, Inc.
50,000	2.400	02/01/31	41,550

			25,837,741

Retailing(a) – 1.2%
7-Eleven, Inc. (b)
1,280,000	2.500	02/10/41	861,837
AutoNation, Inc.
702,000	4.500	10/01/25	691,224
1,425,000	4.750	06/01/30	1,369,625
25,000	2.400	08/01/31	20,153

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing(a) – (continued)
CK Hutchison International 23 Ltd. (b)
$220,000	4.750%		04/21/28	$218,075
Lowe’s Cos., Inc.
875,000	1.700		09/15/28	765,450
300,000	5.000		04/15/33	298,905
1,950,000	4.250		04/01/52	1,597,303
O’Reilly Automotive, Inc.
1,120,000	5.750		11/20/26	1,138,458
Tractor Supply Co.
680,000	5.250		05/15/33	683,978
Walgreens Boots Alliance, Inc.
243,000	4.100		04/15/50	178,607

				7,823,615

Savings & Loans(a)(b)(c) – 0.3%
Nationwide Building Society (3 mo. USD LIBOR + 1.855%)
2,525,000	3.960		07/18/30	2,337,594

Semiconductors(a) – 2.8%
Broadcom Corp./Broadcom Cayman Finance Ltd.
1,225,000	3.875		01/15/27	1,186,890
Broadcom, Inc.
1,175,000	3.459		09/15/26	1,130,573
2,130,000	2.600	(b)	02/15/33	1,727,835
1,025,000	3.419	(b)	04/15/33	887,353
4,499,000	3.469	(b)	04/15/34	3,857,533
3,289,000	3.137	(b)	11/15/35	2,658,663
1,764,000	3.187	(b)	11/15/36	1,402,256
Intel Corp.
549,000	5.150		02/21/34	550,543
Marvell Technology, Inc.
660,000	5.950		09/15/33	684,050
Micron Technology, Inc.
450,000	4.975		02/06/26	447,669
1,100,000	6.750		11/01/29	1,180,564
NXP BV/NXP Funding LLC/NXP USA, Inc.
1,050,000	3.875		06/18/26	1,019,319
525,000	4.400		06/01/27	514,999
730,000	4.300		06/18/29	703,282
1,125,000	3.400		05/01/30	1,020,566

				18,972,095

Software(a) – 3.6%
Black Knight InfoServ LLC (b)
350,000	3.625		09/01/28	330,925
Constellation Software, Inc. (b)
1,555,000	5.461		02/16/34	1,562,915
Fiserv, Inc.
2,575,000	3.200		07/01/26	2,468,189
MSCI, Inc. (b)
1,065,000	3.625		09/01/30	944,815
1,945,000	3.875		02/15/31	1,733,656
1,280,000	3.250		08/15/33	1,056,064
Oracle Corp.
1,267,000	2.800		04/01/27	1,188,750

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Software(a) – (continued)
$2,062,000	2.950%		04/01/30	$1,835,531
825,000	4.650		05/06/30	808,673
3,200,000	2.875		03/25/31	2,783,104
1,100,000	6.250		11/09/32	1,177,506
837,000	4.900		02/06/33	819,314
1,200,000	3.600		04/01/40	946,260
1,500,000	4.000		11/15/47	1,171,485
2,775,000	6.900		11/09/52	3,193,081
VMware LLC
1,075,000	1.800		08/15/28	936,906
Workday, Inc.
1,375,000	3.800		04/01/32	1,251,910

				24,209,084

Telecommunication Services(a) – 5.7%
AT&T, Inc.
6,017,000	3.800		02/15/27	5,826,261
3,925,000	4.250		03/01/27	3,855,410
875,000	2.250		02/01/32	711,323
1,350,000	4.500		05/15/35	1,259,010
175,000	4.900		08/15/37	165,946
925,000	4.850		03/01/39	863,673
75,000	4.350		06/15/45	63,956
886,000	4.750		05/15/46	793,404
775,000	5.150		11/15/46	732,515
Cisco Systems, Inc.
480,000	5.050		02/26/34	486,240
Rogers Communications, Inc.
3,328,000	3.800		03/15/32	2,995,366
300,000	4.500		03/15/42	260,613
T-Mobile USA, Inc.
3,298,000	3.750		04/15/27	3,175,776
425,000	4.750		02/01/28	419,441
2,212,000	3.875		04/15/30	2,073,485
1,055,000	2.875		02/15/31	917,449
6,275,000	3.500		04/15/31	5,668,772
1,975,000	5.200		01/15/33	1,977,172
700,000	5.050		07/15/33	692,251
Verizon Communications, Inc.
476,000	4.016		12/03/29	454,275
475,000	3.150		03/22/30	429,809
1,950,000	1.750		01/20/31	1,583,068
2,800,000	2.550		03/21/31	2,392,180

				37,797,395

Transportation – 0.3%
Burlington Northern Santa Fe LLC
425,000	6.150		05/01/37	465,991
1,225,000	5.750	(a)	05/01/40	1,294,519

				1,760,510

Trucking & Leasing(a)(b) – 0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp.
2,075,000	4.400		07/01/27	2,021,071

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Trucking & Leasing(a)(b) – (continued)
	$525,000	5.875%		11/15/27	$534,030

					2,555,101

TOTAL CORPORATE OBLIGATIONS (Cost $632,981,928)					$614,222,369

Sovereign Debt Obligations – 1.7%

Euro – 0.3%
Mexico Government International Bonds (a)
EUR	130,000	1.350%		09/18/27	$130,521
	1,152,000	1.450		10/25/33	975,237
Peru Government International Bonds (a)
	100,000	1.250		03/11/33	85,600
Philippines Government International Bonds
	450,000	0.700		02/03/29	423,316
Romania Government International Bonds (b)
	90,000	2.124		07/16/31	79,376
	70,000	2.000		01/28/32	60,109

					1,754,159

United States Dollar – 1.4%
Chile Government International Bonds
	$150,000	3.625		10/30/42	117,566
	200,000	3.500	(a)	01/25/50	145,730
Export-Import Bank of Korea
	390,000	5.125		01/11/33	397,215
Hungary Government International Bonds
	830,000	6.125		05/22/28	851,009
Indonesia Government International Bonds (b)
	350,000	4.350		01/08/27	344,495
Mexico Government International Bonds (a)
	2,540,000	3.250		04/16/30	2,261,870
	802,000	3.500		02/12/34	668,667
	1,399,000	3.771		05/24/61	911,099
	440,000	3.750		04/19/71	280,913
Panama Government International Bonds (a)
	380,000	2.252		09/29/32	269,230
	650,000	6.853		03/28/54	587,275
	200,000	3.870		07/23/60	115,000
	390,000	4.500		01/19/63	249,356
Peru Government International Bonds (a)
	430,000	2.780		12/01/60	248,191
Philippines Government International Bonds
	210,000	2.650		12/10/45	139,059
Republic of Poland Government International Bonds (a)
	570,000	5.125		09/18/34	568,159
	700,000	5.500		03/18/54	694,785
Romania Government International Bonds
	160,000	3.000	(b)	02/27/27	149,400

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
$560,000	6.125%	01/22/44	$545,825

			9,544,844

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $13,509,572)			$11,299,003

Municipal Debt Obligations – 0.5%

California – 0.1%
California State GO Bonds Build America Taxable Series 2009
$455,000	7.300%	10/01/39	$535,187

Illinois – 0.4%
Illinois State GO Bonds Build America Series 2010
1,375,000	6.630	02/01/35	1,447,371
Illinois State GO Bonds Taxable-Pension Series 2003
1,000,000	5.100	06/01/33	992,721

			2,440,092

Pennsylvania – 0.0%
Pennsylvania Commonwealth Financing Authority RB (Taxable) Series A
335,000	2.991	06/01/42	253,851

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $3,153,291)			$3,229,130

U.S. Treasury Obligations – 0.5%
U.S. Treasury Bonds
$2,470,000	2.250%	02/15/52	$1,625,955
2,230,000	2.875 (d)	05/15/52	1,688,528

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,331,041)			$3,314,483

Shares	Dividend Rate		Value

Investment Company(e) – 0.9%

Goldman Sachs Financial Square Government Fund — Institutional Shares
5,607,607	5.211%		$5,607,607
(Cost $5,607,607)

TOTAL INVESTMENTS – 95.7% (Cost $658,583,439)			$637,672,592

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.3%			28,951,163

NET ASSETS – 100.0%			$666,623,755

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(d)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(e)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

BofA Securities LLC	USD	1,749,925	EUR	1,618,947	05/08/24	$ 657
MS & Co. Int PLC	USD	55,890	CHF	48,834	06/20/24	1,253
UBS AG (London)	USD	192,175	JPY	28,300,663	06/20/24	2,889

TOTAL						$4,799

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

BofA Securities LLC	SEK	778,990	USD	75,971	06/20/24	$(2,951)
MS & Co. Int PLC	GBP	15,761	USD	20,062	06/20/24	(161)
Westpac Banking Corp.	NZD	98,245	USD	60,180	06/20/24	(1,481)

TOTAL						$(4,593)

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	7	06/18/24	$775,578	$ 205
20 Year U.S. Treasury Bonds	196	06/18/24	23,605,750	333,765
Ultra Long U.S. Treasury Bonds	447	06/18/24	57,663,000	964,048

Total				$1,298,018

Short position contracts:
5 Year U.S. Treasury Notes	(92)	06/28/24	(9,845,437)	(600)
Ultra 10-Year U.S. Treasury Note	(275)	06/18/24	(31,517,578)	(103,255)

Total				$ (103,855)

TOTAL FUTURES CONTRACTS				$1,194,163

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M CDOR(b)	4.250%(b)	06/19/26	CAD	7,950	$27,658	$30,672	$ (3,014)
12M SOFR(c)	3.730(c)	11/28/27		$2,970	4,844	10,838	(5,994)
3.975%(c)	12M SOFR(c)	08/31/28		18,970	(1,806)	(4,854)	3,048
2.680(c)	12M SOFR(c)	07/28/32		7,520	276,051	69,102	206,949
12M SOFR(c)	4.306(c)	10/05/33		6,040	152,152	(39,792)	191,944
12M SOFR(c)	3.849(c)	11/15/33		6,320	22,144	6,000	16,144
3.000(b)	6M EURO(c)	06/19/34	EUR	1,040	(44,676)	(41,811)	(2,865)
12M SOFR(c)	2.910(c)	07/28/37		$18,320	(533,876)	(214,114)	(319,762)
12M SOFR(c)	3.391(c)	05/10/38		19,730	(269,780)	(172,834)	(96,946)
2.080(c)	12M SOFR(c)	07/28/47		18,180	514,907	309,006	205,901
2.564(c)	12M SOFR(c)	05/11/53		16,790	348,602	136,262	212,340
3.613(c)	12M SOFR(c)	11/15/53		3,930	(88,913)	(29,276)	(59,637)
3.512(c)	12M SOFR(c)	11/29/53		1,010	(16,157)	(19,304)	3,147

TOTAL					$391,150	$39,895	$ 351,255

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.
(b)	Payments made semi-annually.
(c)	Payments made annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
AT&T, Inc., 3.800%, 02/15/27	1.000%	0.482%	06/20/26	$2,375	$26,847	$19,554	$ 7,293
CDX.NA.IG Index 39	1.000	0.364	12/20/27	58,850	1,303,341	367,081	936,260
CDX.NA.IG Index 40	1.000	0.403	06/20/28	91,064	2,122,788	1,004,988	1,117,800
CDX.NA.IG Index 41	1.000	0.461	12/20/28	93,875	2,181,182	1,690,977	490,205
General Electric Co. 6.750%, 03/15/32	1.000	0.167	06/20/26	3,550	64,093	22,691	41,402
Nordstrom, Inc., 6.950%, 03/15/28	1.000	0.480	12/20/24	1,125	4,597	(5,274)	9,871
Nordstrom, Inc., 6.950%, 03/15/28	1.000	0.307	06/20/24	1,825	3,519	(388)	3,907
Republic of Chile, 3.240%, 02/06/28	1.000	0.496	12/20/28	3,150	68,994	68,505	489
Republic of Indonesia, 2.150%, 7/28/2031	1.000	0.732	06/20/29	3,150	40,220	37,956	2,264
Republic of Peru, 8.750%, 11/21/33	1.000	0.662	06/20/29	2,010	32,355	32,623	(268)
Republic of Peru, 8.750%, 11/21/33	1.000	0.600	12/20/28	1,130	19,885	8,175	11,710
Republic of the Philippines, 9.500%, 02/02/30	1.000	0.630	06/20/29	3,150	55,298	56,142	(844)
The Boeing Co., 8.750%, 06/20/24	1.000	0.339	06/20/24	1,750	3,246	1,664	1,582

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
United Mexican States, 4.150%, 03/28/27	1.000%	0.921%	06/20/29	$3,180	$12,778	$10,556	$ 2,222

TOTAL					$5,939,143	$3,315,250	$2,623,893

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund(a)	Counterparty	Termination Date#	Notional Amount (000s)	Unrealized Application/ (Depreciation)*
JPMBKTL2 Index	3M SOFR	JPMorgan Securities, Inc.	05/13/24	$20,000	$(121,858)

#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

*	There is no upfront payment on the bond forward contract, therefore the unrealized gain (loss) of the bond forward contract is equal to its market value.
(a)	Payments made quarterly.

A basket (JPMBKTL2) of common stocks

Common Stocks	Sector	Shares	Value	Weight

Kilroy Realty LP	Financials	(15)	$(1,449)	2.3
GE HealthCare Technologies, Inc.	Health Care	(14)	(1,446)	2.3
UBS Group AG	Banks	(12)	(1,445)	2.3
Highwoods Realty LP	Financials	(13)	(1,437)	2.3
B.A.T. Capital Corp.	Consumer Staples	(14)	(1,435)	2.3
Prologis Targeted U.S. Logistics Fund LP	Financials	(14)	(1,434)	2.3
FactSet Research Systems, Inc.	Communication Services	(16)	(1,434)	2.3
Celanese U.S. Holdings LLC	Industrials	(14)	(1,434)	2.3
Deutsche Bank AG	Financials	(16)	(1,432)	2.3
General Motors Co.	Consumer Discretionary	(14)	(1,432)	2.3
Charter Communications Operating LLC/Charter
Communications Operating Capital	Communication Services	(18)	(1,432)	2.3
RTX Corp.	Industrials	(13)	(1,432)	2.3
Carrier Global Corp.	Industrials	(14)	(1,432)	2.3
Occidental Petroleum Corp.	Industrials	(12)	(1,430)	2.3
Oracle Corp.	Information Technology	(13)	(1,430)	2.3
Verizon Communications, Inc.	Telecommunication Services	(17)	(1,429)	2.3
Capital One Financial Corp.	Financials	(13)	(1,428)	2.3
Eastman Chemical Co.	Industrials	(14)	(1,428)	2.3
Broadcom, Inc.	Telecommunication Services	(17)	(1,428)	2.3
Bank of America Corp.	Banks	(17)	(1,428)	2.3
T-Mobile USA, Inc.	Telecommunication Services	(15)	(1,427)	2.3
MSCI, Inc.	Information Technology	(16)	(1,426)	2.3
JPMorgan Chase & Co.	Banks	(16)	(1,426)	2.3
Keurig Dr Pepper, Inc.	Consumer Staples	(14)	(1,426)	2.3
Morgan Stanley	Banks	(18)	(1,425)	2.3
Humana, Inc.	Consumer Staples	(14)	(1,425)	2.3
U.S. Bancorp	Financials	(14)	(1,424)	2.3
Amgen, Inc.	Consumer Staples	(14)	(1,424)	2.3

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (JPMBKTL2) of common stocks (continued)

Common Stocks	Sector	Shares	Value	Weight

JPMorgan Chase & Co.	Banks	(15)	$(1,423)	2.3
Citigroup, Inc.	Banks	(15)	(1,423)	2.3
HCA, Inc.	Health Care	(14)	(1,423)	2.3
PNC Financial Services Group, Inc.	Financials	(14)	(1,422)	2.3
Cigna Group	Health Care	(14)	(1,422)	2.3
J M Smucker Co.	Utilities	(13)	(1,422)	2.3
Netflix, Inc.	Telecommunication Services	(14)	(1,421)	2.3
Morgan Stanley	Banks	(16)	(1,421)	2.3
AbbVie, Inc.	Health Care	(16)	(1,421)	2.3
Solventum Corp.	Consumer Staples	(14)	(1,421)	2.3
Energy Transfer LP	Utilities	(13)	(1,421)	2.3
Hyundai Capital America	Financials	(14)	(1,420)	2.3
Cardinal Health, Inc.	Health Care	(14)	(1,420)	2.3
Barclays PLC	Banks	(15)	(1,419)	2.3
Bank of America Corp.	Banks	(18)	(1,419)	2.3
Wells Fargo & Co.	Banks	(15)	(1,418)	2.3

Currency Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
GO	—General Obligation
ICE	—Inter-Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate

Abbreviations:
BofA Securities LLC	—Bank of America Securities LLC
CDOR	—Canadian Dollar Offered Rate
EURO	—Euro Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Financing Rate

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Schedule of Investments March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – 54.2%

Advertising(b) – 0.7%
CMG Media Corp. (CCC/Caa3)
$97,000	8.875%		12/15/27	$63,746
Outfront Media Capital LLC/Outfront Media Capital Corp. (B/B2)
46,000	4.250		01/15/29	41,683
279,000	4.625		03/15/30	250,266

				355,695

Aerospace & Defense – 1.0%
TransDigm, Inc. (B-/B3)
203,000	5.500		11/15/27	198,725
327,000	4.625		01/15/29	303,534

				502,259

Automotive – 1.1%
Adient Global Holdings Ltd. (BB/B2)
75,000	8.250	(b)	04/15/31	79,287
Allison Transmission, Inc. (NR/Ba2)
226,000	3.750	(b)	01/30/31	197,332
Dana, Inc. (BB-/B1)
162,000	5.625		06/15/28	158,073
Dealer Tire LLC/DT Issuer LLC (CCC/Caa1)
107,000	8.000	(b)	02/01/28	106,721

				541,413

Banks – 1.7%
Freedom Mortgage Corp. (B/B2)
139,000	6.625	(b)	01/15/27	134,742
JPMorgan Chase & Co. (BBB-/Baa2) (5 yr. CMT + 2.737%)
350,000	6.875	(c)	06/01/29	362,786
UBS Group AG(BB/NR) (5 yr. CMT + 3.098%)
256,000	3.875	(b)(c)	06/02/26	232,932
Wells Fargo & Co. (BB+/Baa2) (5 yr. CMT + 3.606%)
80,000	7.625	(c)	09/15/28	85,457

				815,917

Building Materials(b) – 1.1%
Builders FirstSource, Inc. (BB-/Ba2)
248,000	4.250		02/01/32	222,511
CP Atlas Buyer, Inc. (CCC/Caa2)
137,000	7.000		12/01/28	128,288
Standard Industries, Inc. (BB/B1)
96,000	5.000		02/15/27	93,134
95,000	4.375		07/15/30	85,315

				529,248

Chemicals(b) – 2.8%
Ashland, Inc. (BB+/Ba1)
141,000	3.375		09/01/31	119,318
Avient Corp. (BB-/Ba3)
102,000	7.125		08/01/30	104,695
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV(BB-/Ba3)
333,000	4.750		06/15/27	321,402
Chemours Co. (BB-/B1)
222,000	4.625		11/15/29	191,593
Element Solutions, Inc. (BB/B1)
147,000	3.875		09/01/28	134,745

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Chemicals(b) – (continued)
Ingevity Corp. (NR/Ba3)
$256,000	3.875%		11/01/28	$231,275
Vibrantz Technologies, Inc. (CCC+/Caa2)
102,000	9.000		02/15/30	94,242
WR Grace Holdings LLC (CCC/WR)
185,000	5.625		08/15/29	165,599

				1,362,869

Commercial Services(b) – 1.2%
APi Group DE, Inc. (B+/B1)
421,000	4.125		07/15/29	379,329
28,000	4.750		10/15/29	25,767
APX Group, Inc. (B/Ba3)
149,000	5.750		07/15/29	143,243
Mavis Tire Express Services Topco Corp. (CCC/Caa2)
41,000	6.500		05/15/29	39,039

				587,378

Computers(b) – 0.3%
McAfee Corp. (CCC+/Caa2)
135,000	7.375		02/15/30	124,555
Virtusa Corp. (CCC+/Caa1)
39,000	7.125		12/15/28	35,161

				159,716

Distribution & Wholesale(b) – 0.6%
American Builders & Contractors Supply Co., Inc. (B+/Ba3)
148,000	3.875		11/15/29	133,015
H&E Equipment Services, Inc. (BB-/B1)
174,000	3.875		12/15/28	159,297

				292,312

Diversified Financial Services – 3.4%
Castlelake Aviation Finance DAC (B+/B2)
116,000	5.000	(b)	04/15/27	111,882
Coinbase Global, Inc. (BB-/B1)
210,000	3.375	(b)	10/01/28	179,374
Global Aircraft Leasing Co. Ltd. (NR/B2) (PIK 7.250%, Cash 6.500%)
105,209	6.500	(b)(d)	09/15/24	99,821
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (BB/Ba3)
122,000	4.750		09/15/24	121,287
Macquarie Airfinance Holdings Ltd. (NR/Baa3)
15,000	6.400	(b)	03/26/29	15,230
Macquarie Airfinance Holdings Ltd. (BB+/NR)
80,000	8.125	(b)	03/30/29	84,582
Navient Corp. (B+/Ba3)
118,000	5.500		03/15/29	109,679
NFP Corp. (CCC+/Caa2)
224,000	6.875	(b)	08/15/28	226,842
OneMain Finance Corp. (BB/Ba2)
165,000	9.000		01/15/29	175,052
United Wholesale Mortgage LLC (NR/Ba3)
138,000	5.500	(b)	04/15/29	130,593
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (B-/B3)
243,000	7.875	(b)	05/01/27	205,763

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Diversified Financial Services – (continued)
$235,000	6.375	%(b)	02/01/30	$173,395

				1,633,500

Electrical(b) – 0.8%
NRG Energy, Inc. (BB/Ba2)
50,000	3.375		02/15/29	44,471
131,000	3.625		02/15/31	113,098
Pike Corp. (B-/B3)
257,000	5.500		09/01/28	245,769

				403,338

Electrical Components & Equipment(b) – 0.3%
WESCO Distribution, Inc. (BB/Ba3)
138,000	7.250		06/15/28	140,901
15,000	6.375		03/15/29	15,157
10,000	6.625		03/15/32	10,166

				166,224

Electrical Equipment(b) – 0.3%
Vistra Operations Co. LLC (BB/Ba2)
130,000	4.375		05/01/29	120,476

Electronics(b) – 0.3%
Atkore, Inc. (BB+/Ba2)
135,000	4.250		06/01/31	119,906
Sensata Technologies, Inc. (BB+/Ba2)
17,000	3.750		02/15/31	14,710

				134,616

Energy - Services – 0.5%
AECOM (BB/Ba2)
220,000	5.125		03/15/27	216,293

Engineering & Construction(b) – 1.0%
Global Infrastructure Solutions, Inc. (BB-/B1)
257,000	5.625		06/01/29	235,988
241,000	7.500		04/15/32	235,676

				471,664

Entertainment(b) – 1.1%
Boyne USA, Inc. (B/B1)
170,000	4.750		05/15/29	157,668
Caesars Entertainment, Inc. (B-/B3)
88,000	4.625		10/15/29	80,414
Cinemark USA, Inc. (BB-/B2)
125,000	5.250		07/15/28	118,355
SeaWorld Parks & Entertainment, Inc. (B/B2)
204,000	5.250		08/15/29	192,395

				548,832

Environmental(b) – 0.3%
Stericycle, Inc. (BB-/NR)
138,000	3.875		01/15/29	125,151

Food & Drug Retailing(b) – 0.8%
Performance Food Group, Inc. (BB/B1)
93,000	4.250		08/01/29	85,293
Post Holdings, Inc.(B+/B2)
51,000	5.500		12/15/29	49,268

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Food & Drug Retailing(b) – (continued)
U.S. Foods, Inc. (BB-/B2)
$176,000	4.750%		02/15/29	$167,042
84,000	4.625		06/01/30	77,823

				379,426

Forest Products & Paper(b) – 0.2%
Glatfelter Corp. (CCC/Caa1)
122,000	4.750		11/15/29	103,827

Health Care - Services(b) – 0.1%
LifePoint Health, Inc. (CCC+/Caa2)
85,000	5.375		01/15/29	69,854

Healthcare Providers & Services(b) – 0.8%
Charles River Laboratories International, Inc. (BB/Ba2)
214,000	4.000		03/15/31	191,166
Medline Borrower LP (B-/Caa1)
210,000	5.250		10/01/29	198,494

				389,660

Home Builders – 1.0%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (B+/B1)
141,000	4.875	(b)	02/15/30	126,381
Century Communities, Inc. (BB/Ba2)
220,000	3.875	(b)	08/15/29	198,099
KB Home (BB+/Ba2)
82,000	7.250		07/15/30	84,896
LGI Homes, Inc. (BB-/Ba2)
108,000	4.000	(b)	07/15/29	94,369

				503,745

Housewares – 0.5%
Scotts Miracle-Gro Co. (B-/B2)
251,000	4.375		02/01/32	216,492

Insurance(b) – 0.5%
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
90,000	6.000		08/01/29	82,572
HUB International Ltd. (B-/Caa2)
90,000	7.375		01/31/32	90,698
USI, Inc. (CCC+/Caa1)
45,000	7.500		01/15/32	45,049

				218,319

Internet(b) – 2.9%
ANGI Group LLC (B/B2)
135,000	3.875		08/15/28	117,170
GrubHub Holdings, Inc. (B-/B3)
263,000	5.500		07/01/27	238,638
Match Group Holdings II LLC (BB/Ba3)
242,000	4.625		06/01/28	228,574
590,000	4.125		08/01/30	525,301
Uber Technologies, Inc. (BB/Ba1)
135,000	6.250		01/15/28	135,655
147,000	4.500		08/15/29	139,791

				1,385,129

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Iron/Steel(b) – 0.3%
Cleveland-Cliffs, Inc. (BB-/Ba3)
$145,000	6.750%		04/15/30	$145,589

Leisure Time(b) – 2.2%
Acushnet Co. (BB/Ba3)
15,000	7.375		10/15/28	15,532
Carnival Corp. (BB-/B3)
231,000	7.625		03/01/26	233,444
186,000	6.000		05/01/29	183,660
MajorDrive Holdings IV LLC (CCC+/Caa2)
148,000	6.375		06/01/29	138,546
NCL Corp. Ltd. (B/Caa1)
71,000	3.625		12/15/24	70,020
Royal Caribbean Cruises Ltd. (BB+/Ba2)
157,000	4.250		07/01/26	151,594
143,000	5.500		04/01/28	141,250
110,000	6.250		03/15/32	110,853

				1,044,899

Lodging(b) – 0.6%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. (B+/B2)
139,000	5.000		06/01/29	129,694
193,000	4.875		07/01/31	172,891

				302,585

Machinery-Diversified(b) – 1.2%
Esab Corp. (BB+/Ba1)
135,000	6.250		04/15/29	135,721
Titan Acquisition Ltd./Titan Co.-Borrower LLC (CCC/Caa2)
419,000	7.750		04/15/26	418,669

				554,390

Media – 5.0%
Cable One, Inc. (BB-/B2)
256,000	4.000	(b)	11/15/30	199,741
CCO Holdings LLC/CCO Holdings Capital Corp. (BB-/B1)
553,000	4.750	(b)	03/01/30	474,358
320,000	4.250	(b)	01/15/34	241,510
CSC Holdings LLC (B-/B2)
290,000	4.500	(b)	11/15/31	205,227
GCI LLC (B+/B3)
190,000	4.750	(b)	10/15/28	174,350
Gray Television, Inc. (B-/Caa1)
140,000	7.000	(b)	05/15/27	130,347
Nexstar Media, Inc. (BB+/B2)
261,000	4.750	(b)	11/01/28	237,928
Sirius XM Radio, Inc. (BB/Ba3)
209,000	4.000	(b)	07/15/28	191,235
202,000	4.125	(b)	07/01/30	176,599
TEGNA, Inc. (BB+/Ba3)
251,000	5.000		09/15/29	225,144
Ziggo Bond Co. BV (B-/B3)
200,000	5.125	(b)	02/28/30	171,046

				2,427,485

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Metal Fabricate & Hardware(b) – 0.3%
Roller Bearing Co. of America, Inc. (B+/B1)
$153,000	4.375%		10/15/29	$140,180

Mining(b) – 0.4%
Alcoa Nederland Holding BV (BB/Ba1)
200,000	5.500		12/15/27	198,170

Miscellaneous Manufacturing – 0.6%
Hillenbrand, Inc.(BB+/Ba1)
321,000	3.750		03/01/31	277,999

Oil Field Services – 6.1%
Archrock Partners LP/Archrock Partners Finance Corp. (BB-/B2)
157,000	6.250	(b)	04/01/28	154,995
California Resources Corp. (BB-/B2)
164,000	7.125	(b)	02/01/26	164,876
Callon Petroleum Co. (BB-/B2)
77,000	7.500	(b)	06/15/30	81,525
Civitas Resources, Inc. (BB-/B1)
179,000	8.375	(b)	07/01/28	188,297
CNX Resources Corp. (BB/B1)
127,000	6.000	(b)	01/15/29	124,465
90,000	7.375	(b)	01/15/31	91,575
40,000	7.250	(b)	03/01/32	40,698
CrownRock LP/CrownRock Finance, Inc. (BB-/B1)
84,000	5.000	(b)	05/01/29	83,013
Kodiak Gas Services LLC (B+/B2)
45,000	7.250	(b)	02/15/29	45,873
Matador Resources Co. (BB-/B1)
110,000	6.875	(b)	04/15/28	112,613
55,000	6.500	(b)	04/15/32	55,096
MEG Energy Corp. (BB-/B1)
80,000	5.875	(b)	02/01/29	78,680
Nabors Industries, Inc. (B-/Ba3)
239,000	7.375	(b)	05/15/27	238,565
Noble Finance II LLC (BB-/B1)
60,000	8.000	(b)	04/15/30	62,503
Permian Resources Operating LLC (BB-/B1)
144,000	7.000	(b)	01/15/32	149,281
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. (B/B3)
95,000	7.875	(b)	11/01/28	98,173
Southwestern Energy Co. (BB+/NR)
124,000	5.375		02/01/29	120,511
Southwestern Energy Co. (BB+/Ba2)
135,000	5.375		03/15/30	130,056
67,000	4.750		02/01/32	61,683
Sunoco LP/Sunoco Finance Corp. (BB/Ba3)
194,000	4.500		04/30/30	177,945
TechnipFMC PLC (BBB-/Ba1)
188,000	6.500	(b)	02/01/26	187,372
Transocean, Inc. (B-/Caa1)
207,000	11.500	(b)	01/30/27	215,789
USA Compression Partners LP/USA Compression Finance Corp. (B+/B2)
166,000	7.125	(b)	03/15/29	167,881
Viper Energy, Inc. (BBB-/Ba3)
125,000	7.375	(b)	11/01/31	129,991

				2,961,456

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Packaging(b) – 0.3%
Clearwater Paper Corp. (B/Ba3)
$138,000	4.750%		08/15/28	$128,322

Pharmaceuticals(b) – 0.7%
AdaptHealth LLC (B/B1)
84,000	6.125		08/01/28	78,873
38,000	4.625		08/01/29	32,670
49,000	5.125		03/01/30	42,737
Organon & Co./Organon Foreign Debt Co.-Issuer BV (BB-/B1)
200,000	5.125		04/30/31	177,122

				331,402

Pipelines – 3.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp. (BB/Ba3)
75,000	6.625	(b)	02/01/32	75,320
DT Midstream, Inc. (BB+/Ba2)
210,000	4.375	(b)	06/15/31	190,210
EQM Midstream Partners LP (BB-/Ba3)
71,000	7.500	(b)	06/01/27	72,791
Global Partners LP/GLP Finance Corp. (B+/B2)
124,000	6.875		01/15/29	123,215
65,000	8.250	(b)	01/15/32	67,438
Howard Midstream Energy Partners LLC (B+/B2)
217,000	6.750	(b)	01/15/27	216,436
130,000	8.875	(b)	07/15/28	137,406
Kinetik Holdings LP (BB+/Ba1)
216,000	5.875	(b)	06/15/30	211,239
NuStar Logistics LP (BB-/Ba3)
60,000	6.000		06/01/26	59,816
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB-/B1)
65,000	7.375	(b)	02/15/29	65,371
107,000	6.000	(b)	12/31/30	101,605
156,000	6.000	(b)	09/01/31	145,431

				1,466,278

Real Estate Investment Trust – 0.6%
Iron Mountain Information Management Services, Inc. (BB-/Ba3)
105,000	5.000	(b)	07/15/32	95,841
SBA Communications Corp. (BB/Ba3)
198,000	3.125		02/01/29	175,483

				271,324

Retailing – 4.5%
Arko Corp. (B-/B3)
211,000	5.125	(b)	11/15/29	174,917
Asbury Automotive Group, Inc. (BB/B1)
86,000	4.500		03/01/28	81,750
67,000	4.625	(b)	11/15/29	61,988
132,000	4.750		03/01/30	121,461
28,000	5.000	(b)	02/15/32	25,365
Beacon Roofing Supply, Inc. (B/B1)
137,000	4.125	(b)	05/15/29	124,206
Foundation Building Materials, Inc. (CCC+/Caa1)
221,000	6.000	(b)	03/01/29	203,378
Group 1 Automotive, Inc. (BB+/Ba2)
145,000	4.000	(b)	08/15/28	133,636

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations(a) – (continued)

Retailing – (continued)
Ken Garff Automotive LLC (BB-/B1)
$147,000	4.875	%(b)	09/15/28	$136,019
LCM Investments Holdings II LLC (B+/B2)
218,000	4.875	(b)	05/01/29	200,333
40,000	8.250	(b)	08/01/31	41,814
Lithia Motors, Inc. (BB+/Ba2)
93,000	3.875	(b)	06/01/29	83,906
191,000	4.375	(b)	01/15/31	171,105
Murphy Oil USA, Inc. (BB+/Ba2)
192,000	3.750	(b)	02/15/31	167,701
Penske Automotive Group, Inc. (BB-/Ba3)
280,000	3.750		06/15/29	250,970
Sonic Automotive, Inc. (BB-/B1)
174,000	4.625	(b)	11/15/29	156,238
63,000	4.875	(b)	11/15/31	55,111

				2,189,898

Semiconductors(b) – 0.2%
Qorvo, Inc. (BBB-/Ba1)
114,000	3.375		04/01/31	97,608

Software – 1.9%
AthenaHealth Group, Inc. (CCC/Caa2)
136,000	6.500	(b)	02/15/30	124,527
Castle U.S. Holding Corp. (CCC-/Caa3)
111,000	9.500	(b)	02/15/28	55,168
Clarivate Science Holdings Corp. (B/Caa1)
119,000	4.875	(b)	07/01/29	110,086
Open Text Corp. (BB-/Ba3)
122,000	3.875	(b)	02/15/28	112,968
159,000	3.875	(b)	12/01/29	141,807
Twilio, Inc. (BB/Ba3)
200,000	3.625		03/15/29	179,914
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. (B+/B1)
186,000	3.875	(b)	02/01/29	167,283

				891,753

Telecommunication Services(b) – 0.7%
Viasat, Inc. (B-/Caa1)
348,000	5.625		09/15/25	339,136

Transportation(b) – 0.3%
Cargo Aircraft Management, Inc. (BB/Ba2)
171,000	4.750		02/01/28	154,531

TOTAL UNSECURED DEBT OBLIGATIONS (Cost $27,267,232)				$26,156,358

Secured Debt Obligations – 37.6%

Bank Loans(e) – 20.1%
Aerospace & Defense(c) – 1.2%
ADS Tactical, Inc. (B+/B3) (1 mo. USD Term SOFR + 5.750%)
$256,004	11.195%		03/19/26	$256,431
Propulsion (BC) Finco SARL (B/B2) (3 mo. USD Term SOFR + 3.750%)
232,561	9.058		09/14/29	232,603

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)

Aerospace & Defense(c) – (continued)
Spirit Aerosystems, Inc. (BB-/Ba2) (3 mo. USD Term SOFR + 4.250%)
	$100,000	9.563%		01/15/27	$100,354

					589,388

Airlines(c) – 0.2%
Air Canada (BB+/Ba1) (3 mo. USD Term SOFR + 2.500%)
	100,000	7.833		03/14/31	100,063

Automotive(c) – 0.4%
First Brands Group LLC (B+/B1) (3 mo. USD Term SOFR + 5.000%)
	192,009	10.574		03/30/27	192,028

Building & Construction(c) – 0.9%
DG Investment Intermediate Holdings 2, Inc. (B-/B2) (1 mo. USD Term SOFR + 3.750%)
	218,820	9.195		03/31/28	218,312
Energize HoldCo LLC (B/B2) (1 mo. USD Term SOFR + 3.750%)
	121,949	9.192		12/08/28	121,535
Energize HoldCo LLC (CCC+/Caa2) (1 mo. USD Term SOFR + 6.750%)
	100,000	12.192		12/07/29	95,500

					435,347

Building Materials(c) – 0.5%
Icebox Holdco III, Inc. (B-/B2) (3 mo. USD Term SOFR + 3.500%)
	220,691	9.071		12/22/28	220,599
Icebox Holdco III, Inc. (CCC/Caa2) (3 mo. USD Term SOFR + 6.750%)
	50,000	12.321		12/21/29	48,250

					268,849

Capital Goods-Others – 1.2%
Engineered Machinery Holdings, Inc. (B-/B1)
(3 mo. EUR EURIBOR + 3.750%)
EUR	121,875	7.652	(c)	05/21/28	129,940
(3 mo. USD Term SOFR + 3.750%)
	$96,137	9.321	(c)	05/19/28	95,717
RC Buyer, Inc. (B-/B2) (1 mo. USD Term SOFR + 3.500%)
	242,566	8.942	(c)	07/28/28	241,511
Titan Acquisition Ltd. (NR/B3)
	125,000	0.000	(f)	02/01/29	125,260

					592,428

Chemicals(c) – 1.1%
Chemours Co. (BB+/Ba1) (1 mo. USD Term SOFR + 3.500%)
	149,250	8.830		08/18/28	148,504
Illuminate Buyer LLC (B+/B1) (1 mo. USD Term SOFR + 3.500%)
	145,235	8.945		12/31/29	145,326
Trident TPI Holdings, Inc. (B-/B2)
(3 mo. USD Term SOFR + 4.500%)
	198,936	9.813		09/15/28	198,962
(3 mo. USD Term SOFR + 5.250%)
	49,375	10.559		09/15/28	49,464

					542,256

Principal Amount		Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)

Commercial Services – 1.5%
Garda World Security Corp. (B/B2) (3 mo. USD Term SOFR + 4.250%)
	$232,009	9.583	%(c)	02/01/29	$232,155
Groundworks LLC (B/B3)
	150,000	0.000	(f)	03/14/31	149,862
Holding Socotec (B/B2)
(3 mo. EUR EURIBOR + 3.500%)
EUR	100,000	7.402	(c)	06/02/28	106,582
(3 mo. USD Term SOFR + 4.035%)
	$121,015	9.822	(c)	06/30/28	119,502
Mavis Tire Express Services Topco Corp. (B-/B2) (1 mo. USD Term SOFR + 3.750%)
	119,438	9.077	(c)	05/04/28	119,519

					727,620

Consumer Cyclical Services(c) – 0.9%
BCPE Empire Holdings, Inc. (B-/B3) (1 mo. USD Term SOFR + 4.000%)
	244,341	9.330		12/11/28	244,449
FCG Acquisitions, Inc. (B-/B2) (3 mo. USD Term SOFR + 4.750%)
	216,700	10.059		03/31/28	217,107

					461,556

Diversified Financial Services(c) – 0.9%
DRW Holdings LLC (BB-/Ba3) (1 mo. USD Term SOFR + 3.750%)
	315,250	9.195		03/01/28	314,856
Eisner Advisory Group LLC (B-/B2) (1 mo. USD Term SOFR + 4.000%)
	100,000	9.327		02/28/31	100,250

					415,106

Diversified Manufacturing(c) – 0.6%
Apex Tool Group LLC (NR/Caa3) (1 mo. USD Term SOFR + 5.250%)
	99,787	10.679		02/08/29	67,523
Vertical U.S. Newco, Inc. (B/WR) ((3 mo. USD Term SOFR + 3.500%)-(6 mo. USD Term SOFR + 3.500%))
	205,481	9.081		07/30/27	206,081

					273,604

Energy - Exploration & Production(f) – 0.4%
Discovery Energy Holding Corp. (B/B1)
	175,000	0.000		01/30/31	175,145

Entertainment – 0.3%
Alterra Mountain Co. (B+/NR)
	20,000	0.000	(f)	05/31/30	20,075
Cinemark USA, Inc. (BB+/Ba1) ((1 mo. USD Term SOFR + 3.750%)-(3 mo. USD Term SOFR + 3.750%))
	124,063	0.000	(c)	05/24/30	124,451

					144,526

Food & Beverage(c) – 0.5%
Chobani LLC (B/B1) (1 mo. USD Term SOFR + 3.500%)
	241,250	8.945		10/25/27	241,653

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)

Health Care(c) – 0.6%
Onex TSG Intermediate Corp. (B/B2) (3 mo. USD Term SOFR + 4.750%)
$291,750	10.324%		02/28/28	$291,021

Health Care - Services(c) – 0.1%
LifePoint Health, Inc. (B/B2) (3 mo. USD Term SOFR + 5.500%)
56,335	11.087		11/16/28	56,465

Insurance(c) – 0.2%
Acrisure LLC (B/B2) (1 mo. USD LIBOR + 3.500%)
92,412	8.945		02/15/27	92,214

Machinery(c) – 0.7%
Chart Industries, Inc. (BB-/Ba3) (1 mo. USD Term SOFR + 3.250%)
125,000	8.673		03/15/30	125,156
SPX FLOW, Inc. (B-/B2) (1 mo. USD Term SOFR + 4.500%)
217,853	9.927		04/05/29	218,603

				343,759

Media - Cable(c) – 0.3%
DirecTV Financing LLC (BB/Ba3) (1 mo. USD Term SOFR + 5.000%)
130,662	10.445		08/02/27	130,717

Metals & Mining(c) – 0.4%
Crosby U.S. Acquisition Corp. (B/B2) (1 mo. USD Term SOFR + 4.000%)
75,000	9.327		08/16/29	75,359
PMHC II, Inc. (B-/B3) (3 mo. USD Term SOFR + 4.250%)
98,747	9.723		04/23/29	97,655

				173,014

Midstream – 0.7%
AL NGPL Holdings LLC (B+/Ba3) (1 yr. USD Term SOFR + 3.250%)
125,838	8.579		04/13/28	126,090
M6 ETX Holdings II Midco LLC (B/B2) (1 mo. USD Term SOFR + 4.500%)
197,500	9.927	(c)	09/19/29	197,640

				323,730

Oil Field Services(c) – 0.5%
ChampionX Corp. (BBB/Ba1) (1 mo. USD Term SOFR + 2.750%)
246,138	8.180		06/07/29	246,877

Packaging(c) – 1.7%
Charter Next Generation, Inc. (B/B3) (1 mo. USD Term SOFR + 3.500%)
266,168	8.827		12/01/27	266,563
Clydesdale Acquisition Holdings, Inc. (B/B2) (1 mo. USD Term SOFR + 3.675%)
218,520	9.105		04/13/29	218,745
LABL, Inc. (B-/B3) (1 mo. USD Term SOFR + 5.000%)
219,204	10.427		10/29/28	214,397

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)

Packaging(c) – (continued)
Pretium Packaging LLC (B/B2) (3 mo. USD Term SOFR + 5.000%)
$126,061	10.306%	10/02/28	$127,374

			827,079

Pharmaceuticals(c) – 1.6%
Covetrus, Inc. (B-/B1) (3 mo. USD Term SOFR + 5.000%)
272,250	10.309	10/13/29	272,364
Gainwell Acquisition Corp. (B/B2) (3 mo. USD Term SOFR + 4.000%)
290,250	9.409	10/01/27	277,044
Jazz Financing Lux SARL (BB-/Ba2) (1 mo. USD Term SOFR + 3.000%)
232,623	8.445	05/05/28	233,786

			783,194

Pipelines(c) – 0.4%
CQP Holdco LP (BB/B1) (3 mo. USD Term SOFR + 3.000%)
197,505	8.302	12/31/30	198,070

Technology - Software(c) – 2.1%
Ahead DB Holdings LLC (B/B1) (3 mo. USD Term SOFR + 3.750%)
118,205	9.159	10/18/27	118,141
Camelot U.S. Acquisition LLC (BB-/B1) (1 mo. USD Term SOFR +2.750%)
189,936	8.077	01/31/31	189,794
Castle U.S. Holding Corp. (CCC+/Caa1) (3 mo. USD Term SOFR +3.750%)
290,000	9.349	01/29/27	203,415
DCert Buyer, Inc. (B-/B2) (1 mo. USD Term SOFR + 4.000%)
179,879	9.330	10/16/26	178,891
DCert Buyer, Inc. (CCC/Caa2) (1 mo. USD Term SOFR + 7.000%)
125,000	12.330	02/19/29	112,226
Isolved, Inc. (B/B2) (1 mo. USD Term SOFR + 4.000%)
50,000	9.327	10/14/30	50,219
Loyalty Ventures, Inc. (NR/WR) (3 mo. U.S. (Fed) Prime Rate + 5.500%)
239,876	14.000	11/03/27	2,099
Virtusa Corp. (B/B1) (1 mo. USD Term SOFR + 3.750%)
142,135	9.192	02/11/28	142,348

			997,133

Telecommunications(c) – 0.2%
CCI Buyer, Inc. (B-/B1) (3 mo. USD Term SOFR + 4.000%)
100,000	9.302	12/17/27	99,339

TOTAL BANK LOANS			$9,722,181

Other Secured Debt Obligations(b) – 17.5%

Advertising(a) – 0.1%
Clear Channel Outdoor Holdings, Inc. (B/B2)
$60,000	7.875%	04/01/30	$59,638
Outfront Media Capital LLC/Outfront Media Capital Corp. (BB/Ba1)
10,000	7.375	02/15/31	10,491

			70,129

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)

Aerospace & Defense(a) – 1.2%
TransDigm, Inc. (B+/Ba3)
$295,000	6.750%		08/15/28	$299,324
Triumph Group, Inc. (CCC+/B2)
261,000	9.000		03/15/28	275,183

				574,507

Airlines – 0.7%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (NR/Ba1)
42,261	5.750		04/20/29	41,572
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.(NR/B2)
139,170	5.750	(a)	01/20/26	130,930
United Airlines, Inc. (BB/Ba1)
173,000	4.375	(a)	04/15/26	167,301

				339,803

Automotive(a) – 0.3%
Adient Global Holdings Ltd. (BBB-/Ba2)
81,000	7.000		04/15/28	82,861
Phinia, Inc. (BB+/Ba1)
55,000	6.750		04/15/29	55,535

				138,396

Chemicals(a) – 1.1%
ASP Unifrax Holdings, Inc. (CCC+/B2)
182,000	5.250		09/30/28	117,461
Olympus Water U.S. Holding Corp. (B-/B3)
200,000	4.250		10/01/28	181,184
WR Grace Holdings LLC (B-/B1)
247,000	4.875		06/15/27	234,941

				533,586

Commercial Services(a) – 1.0%
ADT Security Corp. (BB/Ba2)
266,000	4.125		08/01/29	242,946
Allied Universal Holdco LLC/Allied Universal Finance Corp. (B/B3)
59,000	6.625		07/15/26	58,964
APX Group, Inc. (BB/Ba2)
50,000	6.750		02/15/27	50,279
Garda World Security Corp. (B/B2)
40,000	7.750		02/15/28	41,030
VT Topco, Inc. (B/B2)
105,000	8.500		08/15/30	110,798

				504,017

Diversified Financial Services(a) – 0.2%
NFP Corp. (B/B1)
87,000	4.875		08/15/28	87,164

Electrical(a) – 0.5%
Calpine Corp. (BB+/Ba2)
283,000	3.750		03/01/31	248,358

Entertainment(a) – 0.4%
Caesars Entertainment, Inc. (BB-/Ba3)
175,000	7.000		02/15/30	179,653

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)

Environmental(a) – 0.5%
GFL Environmental, Inc. (BB-/Ba3)
$262,000	3.500%	09/01/28	$239,940

Foods(a) – 0.1%
Post Holdings, Inc. (BB/Ba1)
50,000	6.250	02/15/32	50,349

Health Care - Services(a) – 0.1%
LifePoint Health, Inc. (B/B2)
60,000	11.000	10/15/30	64,138

Healthcare Providers & Services(a) – 0.5%
Medline Borrower LP (B+/B1)
269,000	3.875	04/01/29	244,857

Insurance(a) – 1.0%
Acrisure LLC/Acrisure Finance, Inc. (B/B2)
178,000	4.250	02/15/29	160,736
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (B/B2)
160,000	6.750	04/15/28	161,003
Panther Escrow Issuer LLC (B/B2)
155,000	7.125	06/01/31	157,765

			479,504

Leisure Time(a) – 0.3%
Carnival Corp. (BB+/Ba2)
128,000	4.000	08/01/28	119,232
40,000	7.000	08/15/29	41,763

			160,995

Lodging(a) – 0.4%
Travel &Leisure Co. (BB-/Ba3)
191,000	4.500	12/01/29	175,336

Machinery-Construction & Mining(a) – 0.3%
Vertiv Group Corp. (BB/Ba3)
150,000	4.125	11/15/28	139,562

Machinery-Diversified(a) – 0.5%
Chart Industries, Inc. (BB-/Ba3)
100,000	7.500	01/01/30	103,863
Husky Injection Molding Systems Ltd./Titan Co.- Borrower LLC (B-/B3)
110,000	9.000	02/15/29	113,766

			217,629

Media(a) – 2.9%
Altice Financing SA (B/B3)
316,000	5.000	01/15/28	259,844
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. (BB/Ba3)
126,000	5.875	08/15/27	119,212
DISH DBS Corp. (CCC/Caa1)
195,000	5.250	12/01/26	153,795
DISH Network Corp. (CCC+/Caa1)
145,000	11.750	11/15/27	148,116
Scripps Escrow II, Inc. (BB-/B2)
124,000	3.875	01/15/29	98,823
Sinclair Television Group, Inc. (BB-/B2)
227,000	4.125	12/01/30	165,058

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)

Media(a) – (continued)
Sunrise HoldCo IV BV(B/B3)
$200,000	5.500%	01/15/28	$192,520
Urban One, Inc.(B-/B3)
47,000	7.375	02/01/28	40,016
VZ Secured Financing BV(B+/B1)
256,000	5.000	01/15/32	219,786

			1,397,170

Oil Field Services(a) – 0.6%
Transocean Poseidon Ltd.(B/B2)
35,100	6.875	02/01/27	35,162
Transocean Titan Financing Ltd.(B/B2)
150,000	8.375	02/01/28	156,108
Transocean, Inc.(B/B2)
90,000	8.750	02/15/30	93,853

			285,123

Packaging(a) – 0.6%
Mauser Packaging Solutions Holding Co.(B/B2)
130,000	7.875	08/15/26	132,473
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.(B+/B1)
85,000	4.375	10/15/28	79,353
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC(B+/B1)
87,000	4.000	10/15/27	81,273

			293,099

Pipelines(a) – 0.8%
Prairie Acquiror LP(B/B3)
35,000	9.000	08/01/29	36,117
Venture Global LNG, Inc.(BB/B1)
247,000	8.125	06/01/28	252,000
105,000	9.500	02/01/29	113,193

			401,310

Retailing(a) – 1.6%
1011778 BC ULC/New Red Finance, Inc.(B+/B2)
192,000	4.375	01/15/28	181,498
305,000	4.000	10/15/30	271,755
IRB Holding Corp.(B+/B2)
167,000	7.000	06/15/25	167,214
Specialty Building Products Holdings LLC/SBP Finance Corp.(B/B3)
158,000	6.375	09/30/26	156,791

			777,258

Software(a) – 0.4%
Camelot Finance SA(BB-/B1)
28,000	4.500	11/01/26	26,939
Clarivate Science Holdings Corp.(BB-/B1)
158,000	3.875	07/01/28	146,193

			173,132

Telecommunication Services(a) – 1.0%
Altice France SA(CCC+/Caa1)
225,000	5.125	01/15/29	154,688

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)

Telecommunication Services(a) – (continued)
$264,000	5.500%	10/15/29	$177,706
Frontier Communications Holdings LLC(CCC+/Caa2)
161,000	6.750	05/01/29	143,461

			475,855

Transportation(a) – 0.4%
Rand Parent LLC(BB/Ba1)
199,000	8.500	02/15/30	196,893

TOTAL OTHER SECURED DEBT OBLIGATIONS			$8,447,763

TOTAL SECURED DEBT OBLIGATIONS (Cost $19,070,186)			$18,169,944

Shares	Description		Value

Common Stocks – 0.5%

Energy Equipment & Services – 0.4%
3,489	Noble Corp. PLC		$169,182

Oil, Gas & Consumable Fuels(g) – 0.1%
1,141,924	Prairie Provident Resources, Inc.		63,227

TOTAL COMMON STOCKS (Cost $2,968,823)			$232,409

Shares	Dividend Rate		Value

Investment Company(h) – 6.7%

Goldman Sachs Financial Square Government Fund — Institutional Shares
3,211,304	5.211%		$3,211,304

(Cost $3,211,304)

TOTAL INVESTMENTS – 99.0% (Cost $52,517,545)			$47,770,015

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%			$493,196

NET ASSETS – 100.0%			$48,263,211

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2024.

(d)	Pay-in-kind securities.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

(e)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2024. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(f)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(g)	Security is currently in default and/or non-income producing.

(h)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Citibank NA	USD	238,043	EUR	220,156	05/08/24	$165

SWAP CONTRACTS — At March 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)(b)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.750%	12M SOFR	06/20/31	$ 2,220	$10,511	$20,153	$(9,642)

(a)	Payments made annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2024.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.NA.HY Index 41	(5.000)%	3.108%	12/20/28	$4,950	$(374,427)	$(38,380)	$(336,047)

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Schedule of Investments (continued) March 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
EURIBOR	—Euro Interbank Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NR	—Not Rated
PIK	—Payment in kind
PLC	—Public Limited Company
SOFR	—Secured Overnight Financing Rate
WR	—Withdrawn Rating

Abbreviations:
CDX.NA.HY Ind 41	—CDX North America High Yield Index 41
SOFR	—Secured Overnight Financing Rate

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities March 31, 2024

	Emerging Markets Credit Fund	Emerging Markets Debt Fund	High Yield Fund

Assets:
Investments in unaffiliated issuers, at value (cost $34,513,505, $479,251,128 and $1,954,871,830, respectively)(a)	$ 33,402,834	$ 409,227,168	$1,870,317,173
Investments in affiliated issuers, at value (cost $191,359, $0 and $51,815,710, respectively)	191,359	—	51,815,710
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	—	51,348,393
Purchased options, at value (premium paid $0, $1,459,515 and $0, respectively)	—	1,415,728	—
Cash	563,562	3,375,122	35,139,211
Foreign currencies, at value (cost $0, $269,824 and $1,361, respectively)	8,568	119,299	138
Unrealized gain on forward foreign currency exchange contracts	695	2,455,115	201,399
Variation margin on futures contracts	3,129	377,211	—
Variation margin on swaps contracts	54	—	—
Receivables:
Interest and dividends	589,869	5,928,389	29,324,473
Investments sold on an extended-settlement basis	388,785	187,646	231,764
Investments sold	159,080	—	239,162
Collateral on certain derivative contracts(b)	134,938	6,016,260	9,119,563
Reimbursement from investment adviser	70,110	68,805	54,975
Foreign tax reclaims	26,704	—	493
Fund shares sold	312	237,548	6,071,673
Securities lending income	—	—	64,977
Other assets	49,008	50,145	554,663

Total assets	35,589,007	429,458,436	2,054,483,767

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	—	1,758,960	40,224
Variation margin on futures contracts	—	—	151
Variation margin on swaps contracts	—	19,201	27,958
Written option contracts, at value (premium received $0, $1,170,183 and $0, respectively)	—	1,373,116	—
Payables:
Investments purchased on an extended-settlement basis	745,733	176,107	19,975,460
Fund shares redeemed	54,537	473,447	4,532,506
Management fees	23,267	289,026	1,041,592
Income distributions	5,305	155,373	83,071
Distribution and Service fees and Transfer Agency fees	3,659	22,804	79,140
Investments purchased	1,095	24,404	25,762,396
Due to broker — upfront payment	—	15,542	—
Due to broker	—	680	—
Payable upon return of securities loaned	—	—	51,348,393
Accrued expenses	283,752	423,195	323,394

Total liabilities	1,117,348	4,731,855	103,214,285

Net Assets:
Paid-in capital	198,167,259	898,936,331	2,625,889,691
Total distributable loss	(163,695,600)	(474,209,750)	(674,620,209)

NET ASSETS	$ 34,471,659	$ 424,726,581	$1,951,269,482
Net Assets:
Class A	$ 2,680,503	$ 24,264,923	$ 85,375,715
Class C	1,693,407	3,944,717	3,935,773
Institutional	5,768,476	282,815,084	169,826,190
Service	—	—	4,375,451
Investor	11,021,939	13,002,699	7,241,964
Class R6	13,584	65,816,212	37,844,112
Class R	—	—	4,512,389
Class P	13,293,750	34,882,946	1,638,157,888
Total Net Assets	$ 34,471,659	$ 424,726,581	$1,951,269,482
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	671,065	2,545,537	15,324,426
Class C	424,876	414,390	706,012
Institutional	1,450,050	29,655,652	30,414,992
Service	—	—	786,131
Investor	2,765,862	1,363,448	1,297,489
Class R6	3,415	6,900,617	6,765,225
Class R	—	—	810,896
Class P	3,341,663	3,660,546	293,343,614
Net asset value, offering and redemption price per share:(c)
Class A	$3.99	$9.53	$5.57
Class C	3.99	9.52	5.57
Institutional	3.98	9.54	5.58
Service	—	—	5.57
Investor	3.98	9.54	5.58
Class R6	3.98	9.54	5.59
Class R	—	—	5.56
Class P	3.98	9.53	5.58

(a)	Includes loaned securities having a market value of $0, $0 and $50,423,459, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Emerging Markets Credit	$108,362	$26,576
Emerging Markets Debt	702,588	5,313,672
High Yield	2,816,896	6,302,667
(c)

Maximum public offering price per share for Class A Shares of Emerging Markets Credit, Emerging Markets Debt and High Yield Funds is $4.18, $9.98 and $5.83, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued) March 31, 2024

	High Yield Floating Rate Fund	Investment Grade Credit Fund	Short Duration High Yield Fund

Assets:

Investments in unaffiliated issuers, at value (cost $1,962,546,195, $652,975,832 and $49,306,241, respectively)	$1,870,643,894	$632,064,985	$ 44,558,711
Investments in affiliated issuers, at value (cost $102,352,239, $5,607,607 and $3,211,304, respectively)	102,352,239	5,607,607	3,211,304
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost(a)	22,606,103	—	—
Cash	26,599,118	11,040,754	360,725
Foreign currencies, at value (cost $51,617, $23,107 and $4,348, respectively)	33,944	22,454	4,345
Unrealized gain on forward foreign currency exchange contracts	107,209	4,799	165
Unrealized gain on unfunded loan commitment	236	—	—
Variation margin on futures contracts	48	416,637	—
Receivables:
Fund shares sold	60,914,267	889,019	201,771
Investments sold	35,461,756	—	18,897
Interest and dividends	22,147,591	7,133,734	638,207
Collateral on certain derivative contracts(b)	3,014,300	11,678,422	335,026
Securities lending income	22,901	—	—
Investments sold on an extended-settlement basis	—	—	177,338
Reimbursement from investment adviser	—	40,550	29,663
Due from broker - upfront payment	—	35,936	—
Other assets	579,195	56,809	71,719

Total assets	2,144,482,801	668,991,706	49,607,871

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	39,331	4,593	—
Unrealized loss on swap contracts	—	121,858	—
Variation margin on swaps contracts	—	282,724	2,115
Payables:
Investments purchased	91,214,921	29,456	464,211
Payable upon return of securities loaned	22,606,103	—	—
Fund shares redeemed	8,635,854	558,840	39,579
Management fees	934,710	189,618	39,440
Distribution and Service fees and Transfer Agency fees	55,036	20,062	1,556
Income distributions	1,355	18,546	256
Investments purchased on an extended-settlement basis	—	908,908	592,059
Accrued expenses	662,511	233,346	205,444

Total liabilities	124,149,821	2,367,951	1,344,660

Net Assets:

Paid-in capital	2,702,143,784	749,286,874	100,077,896
Total distributable loss	(681,810,804)	(82,663,119)	(51,814,685)

NET ASSETS	$2,020,332,980	$666,623,755	$ 48,263,211
Net Assets:
Class A	$ 6,259,525	$ 6,398,245	$ 633,297
Class C	897,637	—	80,137
Institutional	200,198,879	74,961,916	9,188,645
Separate Account Institutional	—	92,291,006	—
Investor	18,873,951	10,498,775	298,242
Class R6	27,820,265	214,349,868	8,085,551
Class R	283,216	—	—
Class P	1,765,999,507	268,123,945	29,977,339
Total Net Assets	$2,020,332,980	$666,623,755	$ 48,263,211
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	703,754	800,433	80,122
Class C	100,884	—	10,152
Institutional	22,509,002	9,375,430	1,164,095
Separate Account Institutional	—	11,539,916	—
Investor	2,115,592	1,313,663	37,762
Class R6	3,123,352	26,804,093	1,024,827
Class R	31,834	—	—
Class P	198,142,609	33,545,352	3,802,256
Net asset value, offering and redemption price per share:(c)
Class A	$8.89	$7.99	$7.90
Class C	8.90	—	7.89
Institutional	8.89	8.00	7.89
Separate Account Institutional	—	8.00	—
Investor	8.92	7.99	7.90
Class R6	8.91	8.00	7.89
Class R	8.90	—	—
Class P	8.91	7.99	7.88

(a)	Includes loaned securities having a market value of $22,150,462, $0 and $0, respectively.

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
High Yield Floating Rate	$1,224,300	$—	$1,790,000
Investment Grade Credit	1,923,864	9,754,558	—
Short Duration High Yield	—	335,026	—
(c)

Maximum public offering price per share for Class A Shares of High Yield Floating Rate, Investment Grade Credit and Short Duration High Yield Funds is $9.09, $8.30 and $8.21, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations For the Fiscal Year Ended March 31, 2024

	Emerging Markets Credit Fund	Emerging Markets Debt Fund	High Yield Fund

Investment Income:

Interest (net of foreign withholding taxes of $11,589, $0 and $0, respectively)	$ 3,645,578	$ 32,602,544	$114,975,352
Dividends — affiliated issuers	287,031	1,475,323	2,555,451
Dividends — unaffiliated issuers	—	—	1,516,113
Securities lending income, net of rebates received or paid to borrowers	—	—	1,100,924

Total investment income	3,932,609	34,077,867	120,147,840

Expenses:

Management fees	427,395	4,256,646	12,237,857
Custody, accounting and administrative services	297,880	387,287	210,670
Professional fees	193,157	180,351	158,807
Registration fees	86,943	127,631	152,853
Printing and mailing costs	49,071	114,169	60,611
Transfer Agency fees(a)	30,510	241,780	635,684
Trustee fees	20,220	20,859	22,385
Distribution and Service (12b-1) fees(a)	19,065	92,596	279,389
Prime broker fees	12,099	78,003	—
Service fees — Class C	4,096	11,321	8,848
Shareholder meeting expense	2,338	14,393	10,987
Shareholder Administration fees — Service Class	—	—	9,852
Other	16,320	38,937	88,358

Total expenses	1,159,094	5,563,973	13,876,301

Less — expense reductions	(649,454)	(881,341)	(1,631,526)

Net expenses	509,640	4,682,632	12,244,775

NET INVESTMENT INCOME	3,422,969	29,395,235	107,903,065

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(4,577,510)	(103,817,549)	(30,617,213)
Purchased options	(1,010,127)	(7,517,011)	242,400
Futures contracts	219,940	(5,065,220)	(2,213,312)
Written options	1,013,351	7,819,674	88,573
Swap contracts	(232,753)	1,511,478	784,280
Forward foreign currency exchange contracts	(1,261,519)	(548,923)	153,155
Foreign currency transactions	(11,134)	(2,078,708)	(555,756)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of foreign capital gains tax of $7,491, $0 and $0, respectively)	5,610,297	139,773,329	82,858,706
Purchased options	266,655	2,048,731	191,293
Futures contracts	22,445	(2,793,090)	(655,835)
Written options	(196,985)	(2,113,361)	(336,398)
Swap contracts	(19,923)	(1,341,065)	2,114,294
Forward foreign currency exchange contracts	(66,541)	1,563,939	935,472
Foreign currency translation	(154,348)	621,940	240,532

Net realized and unrealized gain (loss)	(398,152)	28,064,164	53,230,191

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,024,817	$ 57,459,399	$161,133,256

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Credit	$6,776	$12,289	$—	$—	$3,253	$1,966	$2,540	$—	$13,245	$5,134	$—	$4,372
Emerging Markets Debt	58,633	33,963	—	—	28,144	5,434	131,769	—	32,040	34,748	—	9,645
High Yield	222,191	26,543	9,852	20,803	106,652	4,247	67,892	1,576	9,225	6,588	4,993	434,511

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations (continued) For the Fiscal Year Ended March 31, 2024

	High Yield Floating Rate Fund	Investment Grade Credit Fund	Short Duration High Yield Fund

Investment Income:

Interest	$191,314,216	$ 27,644,732	$ 3,470,596
Dividends — affiliated issuers	2,680,737	526,334	119,629
Dividends — unaffiliated issuers	3,814,522	337,546	3,838
Securities lending income, net of rebates received or paid to borrowers	481,034	—	—

Total investment income	198,290,509	28,508,612	3,594,063

Expenses:

Management fees	11,695,160	2,140,146	480,295
Interest expense	1,980,829	—	—
Transfer Agency fees(a)	646,230	209,919	17,093
Custody, accounting and administrative services	554,979	147,504	86,180
Professional fees	226,746	137,992	146,273
Registration fees	128,454	88,172	105,806
Printing and mailing costs	68,834	37,482	28,251
Trustee fees	22,370	20,977	20,185
Distribution and Service (12b-1) fees(a)	19,221	15,057	2,463
Shareholder meeting expense	6,596	4,251	1,923
Prime broker fees	3,109	—	—
Service fees — Class C	2,061	—	220
Other	3,951	30,858	16,306

Total expenses	15,358,540	2,832,358	904,995

Less — expense reductions	(82,008)	(454,202)	(361,497)

Net expenses	15,276,532	2,378,156	543,498

NET INVESTMENT INCOME	183,013,977	26,130,456	3,050,565

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(51,500,318)	(20,518,717)	(1,582,629)
Purchased options	—	(22,209)	—
Futures contracts	2,548,074	(2,387,008)	(1,231)
Written options	—	27,951	—
Swap contracts	—	3,414,723	(1,132,192)
Forward foreign currency exchange contracts	984,524	(75,465)	4,686
Foreign currency transactions	(772,072)	(25,575)	(2,507)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	89,657,890	22,544,865	3,219,887
Unfunded loan commitment	236	—	—
Purchased options	—	178,318	—
Futures contracts	1,386,559	556,183	—
Written options	—	(271,169)	—
Swap contracts	—	2,003,072	335,520
Forward foreign currency exchange contracts	1,320,929	121,358	2,559
Foreign currency translation	359,031	18,218	1,147

Net realized and unrealized gain	43,984,853	5,564,545	845,240

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$226,998,830	$ 31,695,001	$ 3,895,805

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class R6	Class R	Class P
High Yield Floating Rate	$11,705	$6,183	$1,333	$5,618	$989	$53,865	$—	$13,271	$ 6,294	$320	$565,873
Investment Grade Credit	15,057	—	—	7,227	—	27,632	28,136	11,673	71,899	—	63,352
Short Duration High Yield	1,684	659	120	808	105	3,787	—	1,375	2,043	29	8,946

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Credit Fund		Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$3,422,969	$2,806,131	$29,395,235	$36,040,459

Net realized loss	(5,859,752)	(4,936,657)	(109,696,259)	(139,847,403)

Net change in unrealized gain (loss)	5,461,600	1,518,788	137,760,423	(5,687,309)

Net increase (decrease) in net assets resulting from operations	3,024,817	(611,738)	57,459,399	(109,494,253)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(487,202)	(252,619)	(1,227,049)	(1,793,014)

Class C Shares	(275,361)	(120,407)	(204,003)	(376,907)

Institutional Shares	(1,136,209)	(576,676)	(18,288,312)	(35,324,311)

Investor Shares	(2,125,112)	(523,757)	(1,543,249)	(2,482,796)

Class R6 Shares	(1,021,605)	(1,539,775)	(6,529,146)	(10,339,350)

Class P Shares	(2,496,016)	(1,362,172)	(1,768,497)	(2,356,053)

Return of capital:

Class A Shares	(43,090)	—	—	—

Class C Shares	(24,354)	—	—	—

Institutional Shares	(100,490)	—	—	—

Investor Shares	(187,953)	—	—	—

Class R6 Shares	(90,354)	—	—	—

Class P Shares	(220,757)	—	—	—

Total distributions to shareholders	(8,208,503)	(4,375,406)	(29,560,256)	(52,672,431)

From share transactions:

Proceeds from sales of shares	18,759,032	29,451,105	128,179,557	511,425,652

Reinvestment of distributions	7,969,524	4,289,198	27,140,791	49,302,790

Cost of shares redeemed	(45,793,507)	(21,403,280)	(505,366,928)	(674,272,076)

Net increase (decrease) in net assets resulting from share transactions	(19,064,951)	12,337,023	(350,046,580)	(113,543,634)

TOTAL INCREASE (DECREASE)	(24,248,637)	7,349,879	(322,147,437)	(275,710,318)

Net assets:

Beginning of year	58,720,296	51,370,417	746,874,018	1,022,584,336

End of year	$34,471,659	$58,720,296	$424,726,581	$746,874,018

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Fund		High Yield Floating Rate Fund

	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$107,903,065	$85,332,423	$183,013,977	$225,127,236

Net realized loss	(32,117,873)	(88,994,849)	(48,739,792)	(140,571,283)

Net change in unrealized gain (loss)	85,348,064	(87,595,024)	92,724,645	(101,177,716)

Net increase (decrease) in net assets resulting from operations	161,133,256	(91,257,450)	226,998,830	(16,621,763)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(5,165,591)	(5,057,545)	(390,118)	(220,656)

Class C Shares	(179,742)	(191,004)	(62,456)	(53,680)

Institutional Shares	(10,344,873)	(11,633,080)	(11,628,298)	(9,142,854)

Service Shares	(221,088)	(249,238)	—	—

Investor Shares	(465,569)	(706,523)	(944,611)	(408,711)

Class R6 Shares	(1,334,304)	(1,547,872)	(1,809,462)	(6,456,410)

Class R Shares	(231,866)	(209,436)	(21,501)	(8,936)

Class P Shares	(88,399,199)	(65,611,022)	(162,940,729)	(221,534,305)

Return of capital:

Class A Shares	(165,444)	(332,122)	(11,448)	—

Class C Shares	(5,757)	(12,543)	(1,833)	—

Institutional Shares	(331,326)	(763,927)	(341,259)	—

Service Shares	(7,081)	(16,367)	—	—

Investor Shares	(14,911)	(46,396)	(27,722)	—

Class R6 Shares	(42,735)	(101,647)	(53,103)	—

Class R Shares	(7,426)	(13,753)	(631)	—

Class P Shares	(2,831,255)	(4,308,580)	(4,781,868)	—

Total distributions to shareholders	(109,748,167)	(90,801,055)	(183,015,039)	(237,825,552)

From share transactions:

Proceeds from sales of shares	611,135,035	610,264,246	628,309,539	1,454,069,033

Reinvestment of distributions	109,109,521	89,352,530	182,953,460	237,740,242

Cost of shares redeemed	(425,453,469)	(808,300,869)	(1,070,017,007)	(3,893,329,697)

Net increase (decrease) in net assets resulting from share transactions	294,791,087	(108,684,093)	(258,754,008)	(2,201,520,422)

TOTAL INCREASE (DECREASE)	346,176,176	(290,742,598)	(214,770,217)	(2,455,967,737)

Net assets:

Beginning of year	1,605,093,306	1,895,835,904	2,235,103,197	4,691,070,934

End of year	$1,951,269,482	$1,605,093,306	$2,020,332,980	$2,235,103,197

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Investment Grade Credit Fund		Short Duration High Yield Fund

	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023	For the Fiscal Year Ended March 31, 2024	For the Fiscal Year Ended March 31, 2023

From operations:

Net investment income	$26,130,456	$20,943,099	$3,050,565	$4,307,322

Net realized loss	(19,586,300)	(45,680,887)	(2,713,873)	(9,609,031)

Net change in unrealized gain (loss)	25,150,845	(14,411,553)	3,559,113	(1,604,290)

Net increase (decrease) in net assets resulting from operations	31,695,001	(39,149,341)	3,895,805	(6,905,999)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(220,159)	(201,756)	(38,247)	(62,038)

Class C Shares	—	—	(4,290)	(6,044)

Institutional Shares	(2,726,285)	(2,037,738)	(577,515)	(660,032)

Separate Account Institutional Shares	(3,703,499)	(3,423,254)	—	—

Investor Shares	(377,104)	(240,367)	(61,305)	(105,432)

Class R6 Shares	(9,398,302)	(9,733,730)	(416,079)	(453,015)

Class R Shares	—	—	(1,365)	(1,360)

Class P Shares	(8,388,018)	(5,038,884)	(1,798,494)	(3,078,001)

Return of capital:

Class A Shares	(33,020)	(26,216)	—	—

Institutional Shares	(408,884)	(264,780)	—	—

Separate Account Institutional Shares	(555,445)	(444,811)	—	—

Investor Shares	(56,557)	(31,233)	—	—

Class R6 Shares	(1,409,543)	(1,264,781)	—	—

Class P Shares	(1,258,023)	(654,743)	—	—

Total distributions to shareholders	(28,534,839)	(23,362,293)	(2,897,295)	(4,365,922)

From share transactions:

Proceeds from sales of shares	209,366,095	130,950,734	9,165,553	16,870,115

Reinvestment of distributions	28,309,958	23,170,246	2,893,595	4,362,398

Cost of shares redeemed	(212,437,281)	(152,627,882)	(14,355,530)	(103,573,300)

Net increase (decrease) in net assets resulting from share transactions	25,238,772	1,493,098	(2,296,382)	(82,340,787)

TOTAL INCREASE (DECREASE)	28,398,934	(61,018,536)	(1,297,872)	(93,612,708)

Net assets:

Beginning of year	638,224,821	699,243,357	49,561,083	143,173,791

End of year	$666,623,755	$638,224,821	$48,263,211	$49,561,083

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Credit Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$4.55	$5.00	$5.56	$4.98	$5.76

Net investment income(a)	0.27	0.23	0.19	0.20	0.24

Net realized and unrealized gain (loss)	0.03	(0.33)	(0.55)	0.58	(0.79)

Total from investment operations	0.30	(0.10)	(0.36)	0.78	(0.55)

Distributions to shareholders from net investment income	(0.79)	(0.35)	(0.20)	—	—(b)

Distributions to shareholders from return of capital	(0.07)	—	—	(0.20)	(0.23)

Total distributions	(0.86)	(0.35)	(0.20)	(0.20)	(0.23)

Net asset value, end of year	$3.99	$4.55	$5.00	$5.56	$4.98

Total return(c)	7.31%	(1.79)%	(6.51)%	15.65%	(10.05)%

Net assets, end of year (in 000s)	$2,681	$2,794	$3,842	$4,795	$4,808

Ratio of net expenses to average net assets	1.19%	1.22%	1.21%	1.21%	1.23%

Ratio of total expenses to average net assets	2.54%	2.49%	1.74%	1.84%	1.63%

Ratio of net investment income to average net assets	6.18%	5.08%	3.44%	3.56%	4.13%

Portfolio turnover rate(d)	203%	168%	123%	111%	84%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Credit Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$4.54	$5.00	$5.55	$4.98	$5.75

Net investment income(a)	0.24	0.20	0.15	0.16	0.20

Net realized and unrealized gain (loss)	0.04	(0.34)	(0.54)	0.57	(0.78)

Total from investment operations	0.28	(0.14)	(0.39)	0.73	(0.58)

Distributions to shareholders from net investment income	(0.77)	(0.32)	(0.16)	—	—(b)

Distributions to shareholders from return of capital	(0.06)	—	—	(0.16)	(0.19)

Total distributions	(0.83)	(0.32)	(0.16)	(0.16)	(0.19)

Net asset value, end of year	$3.99	$4.54	$5.00	$5.55	$4.98

Total return(c)	6.51%	(2.54)%	(7.39)%	15.02%	(10.74)%

Net assets, end of year (in 000s)	$1,693	$1,651	$1,879	$2,055	$2,526

Ratio of net expenses to average net assets	1.94%	1.97%	1.96%	1.96%	1.98%

Ratio of total expenses to average net assets	3.30%	3.24%	2.50%	2.58%	2.38%

Ratio of net investment income to average net assets	5.43%	4.34%	2.69%	2.82%	3.44%

Portfolio turnover rate(d)	203%	168%	123%	111%	84%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Credit Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$4.53	$4.99	$5.54	$4.97	$5.74

Net investment income(a)	0.28	0.24	0.20	0.22	0.26

Net realized and unrealized gain (loss)	0.05	(0.33)	(0.53)	0.57	(0.78)

Total from investment operations	0.33	(0.09)	(0.33)	0.79	(0.52)

Distributions to shareholders from net investment income	(0.81)	(0.37)	(0.22)	—	—(b)

Distributions to shareholders from return of capital	(0.07)	—	—	(0.22)	(0.25)

Total distributions	(0.88)	(0.37)	(0.22)	(0.22)	(0.25)

Net asset value, end of year	$3.98	$4.53	$4.99	$5.54	$4.97

Total return(c)	7.67%	(1.31)%	(6.43)%	16.26%	(9.82)%

Net assets, end of year (in 000s)	$5,768	$6,569	$11,750	$11,320	$16,667

Ratio of net expenses to average net assets	0.90%	0.92%	0.92%	0.91%	0.93%

Ratio of total expenses to average net assets	2.19%	2.14%	1.41%	1.51%	1.29%

Ratio of net investment income to average net assets	6.50%	5.36%	3.72%	3.86%	4.48%

Portfolio turnover rate(d)	203%	168%	123%	111%	84%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Credit Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$4.54	$4.99	$5.55	$4.97	$5.74

Net investment income(a)	0.28	0.24	0.20	0.21	0.26

Net realized and unrealized gain (loss)	0.04	(0.32)	(0.55)	0.58	(0.79)

Total from investment operations	0.32	(0.08)	(0.35)	0.79	(0.53)

Distributions to shareholders from net investment income	(0.81)	(0.37)	(0.21)	—	—(b)

Distributions to shareholders from return of capital	(0.07)	—	—	(0.21)	(0.24)

Total distributions	(0.88)	(0.37)	(0.21)	(0.21)	(0.24)

Net asset value, end of year	$3.98	$4.54	$4.99	$5.55	$4.97

Total return(c)	7.58%	(1.56)%	(6.29)%	15.97%	(9.69)%

Net assets, end of year (in 000s)	$11,022	$6,364	$8,364	$4,781	$5,557

Ratio of net expenses to average net assets	0.95%	0.97%	0.96%	0.96%	0.98%

Ratio of total expenses to average net assets	2.32%	2.24%	1.50%	1.60%	1.38%

Ratio of net investment income to average net assets	6.41%	5.31%	3.70%	3.80%	4.35%

Portfolio turnover rate(d)	203%	168%	123%	111%	84%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Credit Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$4.53	$4.99	$5.55	$4.97	$5.74

Net investment income(a)	0.29	0.25	0.21	0.22	0.27

Net realized and unrealized gain (loss)	0.04	(0.34)	(0.55)	0.58	(0.79)

Total from investment operations	0.33	(0.09)	(0.34)	0.80	(0.52)

Distributions to shareholders from net investment income	(0.86)	(0.37)	(0.22)	—	—(b)

Distributions to shareholders from return of capital	(0.02)	—	—	(0.22)	(0.25)

Total distributions	(0.88)	(0.37)	(0.22)	(0.22)	(0.25)

Net asset value, end of year	$3.98	$4.53	$4.99	$5.55	$4.97

Total return(c)	7.92%	(1.52)%	(6.42)%	16.27%	(9.82)%

Net assets, end of year (in 000s)	$14	$25,147	$4,672	$24,800	$30,325

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.91%

Ratio of total expenses to average net assets	1.88%	2.14%	1.36%	1.48%	1.28%

Ratio of net investment income to average net assets	6.43%	5.56%	3.72%	3.87%	4.60%

Portfolio turnover rate(d)	203%	168%	123%	111%	84%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Credit Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$4.53	$4.99	$5.55	$4.97	$5.74

Net investment income(a)	0.28	0.24	0.21	0.22	0.26

Net realized and unrealized gain (loss)	0.05	(0.33)	(0.55)	0.58	(0.78)

Total from investment operations	0.33	(0.09)	(0.34)	0.80	(0.52)

Distributions to shareholders from net investment income	(0.81)	(0.37)	(0.22)	—	—(b)

Distributions to shareholders from return of capital	(0.07)	—	—	(0.22)	(0.25)

Total distributions	(0.88)	(0.37)	(0.22)	(0.22)	(0.25)

Net asset value, end of year	$3.98	$4.53	$4.99	$5.55	$4.97

Total return(c)	7.68%	(1.30)%	(6.42)%	16.27%	(9.82)%

Net assets, end of year (in 000s)	$13,294	$16,196	$20,864	$29,194	$30,957

Ratio of net expenses to average net assets	0.89%	0.91%	0.91%	0.90%	0.92%

Ratio of total expenses to average net assets	2.18%	2.15%	1.41%	1.50%	1.28%

Ratio of net investment income to average net assets	6.49%	5.38%	3.73%	3.87%	4.48%

Portfolio turnover rate(d)	203%	168%	123%	111%	84%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.89	$10.65	$11.98	$10.36	$12.20

Net investment income(a)	0.47	0.44	0.44	0.43	0.51

Net realized and unrealized gain (loss)	0.64	(1.52)	(1.32)	1.61	(1.85)

Total from investment operations	1.11	(1.08)	(0.88)	2.04	(1.34)

Distributions to shareholders from net investment income	(0.47)	(0.68)	(0.45)	(0.42)	(0.26)

Distributions to shareholders from return of capital	—	—	—	—	(0.24)

Total distributions	(0.47)	(0.68)	(0.45)	(0.42)	(0.50)

Net asset value, end of year	$9.53	$8.89	$10.65	$11.98	$10.36

Total return(b)	12.87%	(10.08)%	(7.64)%	19.75%	(11.48)%

Net assets, end of year (in 000s)	$24,265	$23,037	$29,940	$43,340	$46,179

Ratio of net expenses to average net assets	1.14%	1.16%	1.16%	1.17%	1.19%

Ratio of total expenses to average net assets	1.36%	1.29%	1.22%	1.25%	1.26%

Ratio of net investment income to average net assets	5.21%	4.73%	3.62%	3.60%	4.17%

Portfolio turnover rate(c)	27%	53%	32%	79%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.87	$10.64	$11.97	$10.35	$12.19

Net investment income(a)	0.40	0.37	0.35	0.34	0.42

Net realized and unrealized gain (loss)	0.65	(1.53)	(1.32)	1.61	(1.85)

Total from investment operations	1.05	(1.16)	(0.97)	1.95	(1.43)

Distributions to shareholders from net investment income	(0.40)	(0.61)	(0.36)	(0.33)	(0.22)

Distributions to shareholders from return of capital	—	—	—	—	(0.19)

Total distributions	(0.40)	(0.61)	(0.36)	(0.33)	(0.41)

Net asset value, end of year	$9.52	$8.87	$10.64	$11.97	$10.35

Total return(b)	12.05%	(10.76)%	(8.34)%	18.76%	(12.07)%

Net assets, end of year (in 000s)	$3,945	$5,112	$8,088	$10,192	$13,742

Ratio of net expenses to average net assets	1.89%	1.91%	1.91%	1.92%	1.94%

Ratio of total expenses to average net assets	2.11%	2.04%	1.97%	2.00%	2.01%

Ratio of net investment income to average net assets	4.49%	3.95%	2.88%	2.86%	3.42%

Portfolio turnover rate(c)	27%	53%	32%	79%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.89	$10.66	$11.99	$10.37	$12.21

Net investment income(a)	0.50	0.46	0.47	0.47	0.55

Net realized and unrealized gain (loss)	0.65	(1.53)	(1.31)	1.61	(1.85)

Total from investment operations	1.15	(1.07)	(0.84)	2.08	(1.30)

Distributions to shareholders from net investment income	(0.50)	(0.70)	(0.49)	(0.46)	(0.29)

Distributions to shareholders from return of capital	—	—	—	—	(0.25)

Total distributions	(0.50)	(0.70)	(0.49)	(0.46)	(0.54)

Net asset value, end of year	$9.54	$8.89	$10.66	$11.99	$10.37

Total return(b)	13.30%	(9.90)%	(7.35)%	19.99%	(11.10)%

Net assets, end of year (in 000s)	$282,815	$407,041	$726,607	$916,157	$825,481

Ratio of net expenses to average net assets	0.86%	0.86%	0.86%	0.86%	0.87%

Ratio of total expenses to average net assets	1.02%	0.96%	0.89%	0.92%	0.92%

Ratio of net investment income to average net assets	5.52%	4.98%	3.94%	3.92%	4.48%

Portfolio turnover rate(c)	27%	53%	32%	79%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.89	$10.67	$12.00	$10.38	$12.21

Net investment income(a)	0.52	0.47	0.47	0.46	0.54

Net realized and unrealized gain (loss)	0.63	(1.55)	(1.32)	1.61	(1.83)

Total from investment operations	1.15	(1.08)	(0.85)	2.07	(1.29)

Distributions to shareholders from net investment income	(0.50)	(0.70)	(0.48)	(0.45)	(0.29)

Distributions to shareholders from return of capital	—	—	—	—	(0.25)

Total distributions	(0.50)	(0.70)	(0.48)	(0.45)	(0.54)

Net asset value, end of year	$9.54	$8.89	$10.67	$12.00	$10.38

Total return(b)	13.15%	(9.84)%	(7.47)%	20.02%	(11.16)%

Net assets, end of year (in 000s)	$13,003	$119,488	$38,862	$75,617	$70,616

Ratio of net expenses to average net assets	0.89%	0.89%	0.91%	0.92%	0.94%

Ratio of total expenses to average net assets	1.07%	1.04%	0.97%	1.00%	1.01%

Ratio of net investment income to average net assets	5.80%	5.15%	3.86%	3.85%	4.42%

Portfolio turnover rate(c)	27%	53%	32%	79%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.89	$10.66	$11.99	$10.37	$12.21

Net investment income(a)	0.50	0.47	0.47	0.47	0.55

Net realized and unrealized gain (loss)	0.65	(1.53)	(1.31)	1.61	(1.85)

Total from investment operations	1.15	(1.06)	(0.84)	2.08	(1.30)

Distributions to shareholders from net investment income	(0.50)	(0.71)	(0.49)	(0.46)	(0.28)

Distributions to shareholders from return of capital	—	—	—	—	(0.26)

Total distributions	(0.50)	(0.71)	(0.49)	(0.46)	(0.54)

Net asset value, end of year	$9.54	$8.89	$10.66	$11.99	$10.37

Total return(b)	13.31%	(9.89)%	(7.34)%	20.12%	(11.17)%

Net assets, end of year (in 000s)	$65,816	$161,802	$183,368	$214,558	$184,389

Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.86%

Ratio of total expenses to average net assets	1.01%	0.95%	0.88%	0.91%	0.91%

Ratio of net investment income to average net assets	5.60%	5.01%	3.94%	3.92%	4.50%

Portfolio turnover rate(c)	27%	53%	32%	79%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.88	$10.65	$11.99	$10.37	$12.20

Net investment income(a)	0.50	0.46	0.47	0.48	0.55

Net realized and unrealized gain (loss)	0.65	(1.52)	(1.32)	1.60	(1.84)

Total from investment operations	1.15	(1.06)	(0.85)	2.08	(1.29)

Distributions to shareholders from net investment income	(0.50)	(0.71)	(0.49)	(0.46)	(0.29)

Distributions to shareholders from return of capital	—	—	—	—	(0.25)

Total distributions	(0.50)	(0.71)	(0.49)	(0.46)	(0.54)

Net asset value, end of year	$9.53	$8.88	$10.65	$11.99	$10.37

Total return(b)	13.19%	(9.81)%	(7.43)%	20.12%	(11.10)%

Net assets, end of year (in 000s)	$34,883	$30,394	$35,720	$35,499	$14,207

Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.86%

Ratio of total expenses to average net assets	1.02%	0.95%	0.88%	0.90%	0.91%

Ratio of net investment income to average net assets	5.48%	5.03%	3.97%	3.96%	4.49%

Portfolio turnover rate(c)	27%	53%	32%	79%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$5.42	$6.00	$6.39	$5.47	$6.32

Net investment income(a)	0.32	0.28	0.26	0.31	0.33

Net realized and unrealized gain (loss)	0.16	(0.56)	(0.36)	0.93	(0.83)

Total from investment operations	0.48	(0.28)	(0.10)	1.24	(0.50)

Distributions to shareholders from net investment income	(0.32)	(0.28)	(0.26)	(0.32)	(0.35)

Distributions to shareholders from return of capital	(0.01)	(0.02)	(0.03)	—	—(b)

Total distributions	(0.33)	(0.30)	(0.29)	(0.32)	(0.35)

Net asset value, end of year	$5.57	$5.42	$6.00	$6.39	$5.47

Total return(c)	9.07%	(4.51)%	(1.77)%	23.07%	(8.50)%

Net assets, end of year (in 000s)	$85,376	$96,399	$111,249	$126,459	$120,003

Ratio of net expenses to average net assets	0.98%	0.99%	1.00%	1.03%	1.03%

Ratio of total expenses to average net assets	1.11%	1.11%	1.10%	1.11%	1.11%

Ratio of net investment income to average net assets	5.89%	5.18%	4.15%	5.04%	5.26%

Portfolio turnover rate(d)	26%	39%	56%	71%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$5.42	$6.01	$6.40	$5.47	$6.32

Net investment income(a)	0.28	0.24	0.22	0.26	0.29

Net realized and unrealized gain (loss)	0.16	(0.57)	(0.37)	0.95	(0.84)

Total from investment operations	0.44	(0.33)	(0.15)	1.21	(0.55)

Distributions to shareholders from net investment income	(0.28)	(0.24)	(0.22)	(0.28)	(0.30)

Distributions to shareholders from return of capital	(0.01)	(0.02)	(0.02)	—	—(b)

Total distributions	(0.29)	(0.26)	(0.24)	(0.28)	(0.30)

Net asset value, end of year	$5.57	$5.42	$6.01	$6.40	$5.47

Total return(c)	8.26%	(5.38)%	(2.50)%	22.12%	(9.02)%

Net assets, end of year (in 000s)	$3,936	$3,721	$5,607	$6,448	$9,942

Ratio of net expenses to average net assets	1.73%	1.74%	1.75%	1.78%	1.78%

Ratio of total expenses to average net assets	1.86%	1.86%	1.85%	1.86%	1.86%

Ratio of net investment income to average net assets	5.14%	4.41%	3.40%	4.27%	4.52%

Portfolio turnover rate(d)	26%	39%	56%	71%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$5.43	$6.02	$6.41	$5.48	$6.33

Net investment income(a)	0.34	0.30	0.28	0.33	0.35

Net realized and unrealized gain (loss)	0.15	(0.57)	(0.36)	0.94	(0.83)

Total from investment operations	0.49	(0.27)	(0.08)	1.27	(0.48)

Distributions to shareholders from net investment income	(0.33)	(0.30)	(0.28)	(0.34)	(0.37)

Distributions to shareholders from return of capital	(0.01)	(0.02)	(0.03)	—	—(b)

Total distributions	(0.34)	(0.32)	(0.31)	(0.34)	(0.37)

Net asset value, end of year	$5.58	$5.43	$6.02	$6.41	$5.48

Total return(c)	9.38%	(4.38)%	(1.48)%	23.34%	(8.05)%

Net assets, end of year (in 000s)	$169,826	$178,298	$263,256	$295,209	$250,926

Ratio of net expenses to average net assets	0.69%	0.71%	0.72%	0.75%	0.75%

Ratio of total expenses to average net assets	0.78%	0.78%	0.77%	0.78%	0.77%

Ratio of net investment income to average net assets	6.19%	5.44%	4.43%	5.29%	5.55%

Portfolio turnover rate(d)	26%	39%	56%	71%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Service Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$5.41	$6.00	$6.39	$5.46	$6.31

Net investment income(a)	0.31	0.27	0.25	0.30	0.32

Net realized and unrealized gain (loss)	0.16	(0.57)	(0.37)	0.94	(0.84)

Total from investment operations	0.47	(0.30)	(0.12)	1.24	(0.52)

Distributions to shareholders from net investment income	(0.30)	(0.27)	(0.24)	(0.31)	(0.33)

Distributions to shareholders from return of capital	(0.01)	(0.02)	(0.03)	—	—(b)

Total distributions	(0.31)	(0.29)	(0.27)	(0.31)	(0.33)

Net asset value, end of year	$5.57	$5.41	$6.00	$6.39	$5.46

Total return (c)	9.04%	(4.89)%	(1.99)%	22.80%	(8.56)%

Net assets, end of year (in 000s)	$4,375	$4,258	$6,867	$8,331	$5,563

Ratio of net expenses to average net assets	1.19%	1.21%	1.22%	1.25%	1.25%

Ratio of total expenses to average net assets	1.28%	1.28%	1.27%	1.28%	1.27%

Ratio of net investment income to average net assets	5.68%	4.92%	3.94%	4.80%	5.05%

Portfolio turnover rate(d)	26%	39%	56%	71%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$5.43	$6.02	$6.40	$5.48	$6.33

Net investment income(a)	0.33	0.30	0.28	0.33	0.35

Net realized and unrealized gain (loss)	0.16	(0.57)	(0.36)	0.93	(0.83)

Total from investment operations	0.49	(0.27)	(0.08)	1.26	(0.48)

Distributions to shareholders from net investment income	(0.33)	(0.30)	(0.27)	(0.34)	(0.37)

Distributions to shareholders from return of capital	(0.01)	(0.02)	(0.03)	—	—(b)

Total distributions	(0.34)	(0.32)	(0.30)	(0.34)	(0.37)

Net asset value, end of year	$5.58	$5.43	$6.02	$6.40	$5.48

Total return(c)	9.33%	(4.25)%	(1.52)%	23.34%	(8.25)%

Net assets, end of year (in 000s)	$7,242	$7,715	$16,174	$14,217	$13,268

Ratio of net expenses to average net assets	0.73%	0.74%	0.75%	0.78%	0.78%

Ratio of total expenses to average net assets	0.86%	0.86%	0.85%	0.86%	0.86%

Ratio of net investment income to average net assets	6.14%	5.40%	4.40%	5.29%	5.52%

Portfolio turnover rate(d)	26%	39%	56%	71%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$5.44	$6.03	$6.42	$5.49	$6.34

Net investment income(a)	0.34	0.29	0.28	0.33	0.35

Net realized and unrealized gain (loss)	0.15	(0.56)	(0.36)	0.94	(0.83)

Total from investment operations	0.49	(0.27)	(0.08)	1.27	(0.48)

Distributions to shareholders from net investment income	(0.33)	(0.30)	(0.28)	(0.34)	(0.37)

Distributions to shareholders from return of capital	(0.01)	(0.02)	(0.03)	—	—(b)

Total distributions	(0.34)	(0.32)	(0.31)	(0.34)	(0.37)

Net asset value, end of year	$5.59	$5.44	$6.03	$6.42	$5.49

Total return(c)	9.39%	(4.36)%	(1.46)%	23.32%	(8.02)%

Net assets, end of year (in 000s)	$37,844	$16,748	$70,219	$41,825	$49,791

Ratio of net expenses to average net assets	0.68%	0.70%	0.71%	0.74%	0.74%

Ratio of total expenses to average net assets	0.77%	0.77%	0.76%	0.77%	0.76%

Ratio of net investment income to average net assets	6.17%	5.31%	4.45%	5.31%	5.55%

Portfolio turnover rate(d)	26%	39%	56%	71%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Class R Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$5.41	$6.00	$6.38	$5.47	$6.31

Net investment income(a)	0.31	0.27	0.25	0.30	0.32

Net realized and unrealized gain (loss)	0.15	(0.57)	(0.36)	0.92	(0.83)

Total from investment operations	0.46	(0.30)	(0.11)	1.22	(0.51)

Distributions to shareholders from net investment income	(0.30)	(0.27)	(0.24)	(0.31)	(0.33)

Distributions to shareholders from return of capital	(0.01)	(0.02)	(0.03)	—	—(b)

Total distributions	(0.31)	(0.29)	(0.27)	(0.31)	(0.33)

Net asset value, end of year	$5.56	$5.41	$6.00	$6.38	$5.47

Total return(c)	8.80%	(4.92)%	(1.87)%	22.57%	(8.58)%

Net assets, end of year (in 000s)	$4,512	$3,816	$4,551	$6,089	$9,899

Ratio of net expenses to average net assets	1.23%	1.24%	1.25%	1.28%	1.28%

Ratio of total expenses to average net assets	1.36%	1.36%	1.35%	1.36%	1.36%

Ratio of net investment income to average net assets	5.64%	4.93%	3.90%	4.84%	5.01%

Portfolio turnover rate(d)	26%	39%	56%	71%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$5.43	$6.02	$6.41	$5.48	$6.33

Net investment income(a)	0.34	0.30	0.28	0.33	0.35

Net realized and unrealized gain (loss)	0.15	(0.57)	(0.36)	0.94	(0.83)

Total from investment operations	0.49	(0.27)	(0.08)	1.27	(0.48)

Distributions to shareholders from net investment income	(0.33)	(0.30)	(0.28)	(0.34)	(0.37)

Distributions to shareholders from return of capital	(0.01)	(0.02)	(0.03)	—	—(b)

Total distributions	(0.34)	(0.32)	(0.31)	(0.34)	(0.37)

Net asset value, end of year	$5.58	$5.43	$6.02	$6.41	$5.48

Total return(c)	9.39%	(4.37)%	(1.47)%	23.35%	(8.04)%

Net assets, end of year (in 000s)	$1,638,158	$1,294,140	$1,417,912	$1,575,340	$1,331,465

Ratio of net expenses to average net assets	0.68%	0.70%	0.71%	0.74%	0.74%

Ratio of total expenses to average net assets	0.77%	0.77%	0.76%	0.77%	0.76%

Ratio of net investment income to average net assets	6.19%	5.47%	4.44%	5.31%	5.55%

Portfolio turnover rate(d)	26%	39%	56%	71%	80%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.71	$9.23	$9.36	$7.89	$9.36

Net investment income(a)	0.75	0.52	0.29	0.32	0.45

Net realized and unrealized gain (loss)	0.18	(0.46)	(0.13)	1.48	(1.47)

Total from investment operations	0.93	0.06	0.16	1.80	(1.02)

Distributions to shareholders from net investment income	(0.73)	(0.58)	(0.29)	(0.33)	(0.45)

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.75)	(0.58)	(0.29)	(0.33)	(0.45)

Net asset value, end of year	$8.89	$8.71	$9.23	$9.36	$7.89

Total return(b)	11.23%	0.77%	1.83%	22.96%	(11.44)%

Net assets, end of year (in 000s)	$6,260	$2,959	$3,623	$3,583	$2,788

Ratio of net expenses to average net assets after interest expense	1.07%	1.06%	0.96%	1.06%	1.04%

Ratio of net expenses to average net assets before interest expense	1.03%	0.99%	0.94%	1.01%	1.03%

Ratio of total expenses to average net assets after interest expense	1.08%	1.07%	0.98%	1.11%	1.04%

Ratio of net investment income to average net assets	8.55%	5.89%	3.05%	3.62%	4.86%

Portfolio turnover rate(c)	29%	24%	26%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.71	$9.23	$9.36	$7.89	$9.36

Net investment income(a)	0.69	0.44	0.22	0.26	0.38

Net realized and unrealized gain (loss)	0.19	(0.45)	(0.13)	1.47	(1.47)

Total from investment operations	0.88	(0.01)	0.09	1.73	(1.09)

Distributions to shareholders from net investment income	(0.67)	(0.51)	(0.22)	(0.26)	(0.38)

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.69)	(0.51)	(0.22)	(0.26)	(0.38)

Net asset value, end of year	$8.90	$8.71	$9.23	$9.36	$7.89

Total return(b)	10.41%	0.02%	0.96%	22.18%	(12.10)%

Net assets, end of year (in 000s)	$898	$731	$1,178	$578	$673

Ratio of net expenses to average net assets after interest expense	1.83%	1.80%	1.71%	1.81%	1.79%

Ratio of net expenses to average net assets before interest expense	1.77%	1.74%	1.69%	1.76%	1.77%

Ratio of total expenses to average net assets after interest expense	1.83%	1.81%	1.73%	1.87%	1.79%

Ratio of net investment income to average net assets	7.77%	5.01%	2.31%	2.93%	4.12%

Portfolio turnover rate(c)	29%	24%	26%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.71	$9.23	$9.36	$7.90	$9.36

Net investment income(a)	0.78	0.58	0.32	0.36	0.48

Net realized and unrealized gain (loss)	0.18	(0.49)	(0.13)	1.46	(1.45)

Total from investment operations	0.96	0.09	0.19	1.82	(0.97)

Distributions to shareholders from net investment income	(0.76)	(0.61)	(0.32)	(0.36)	(0.49)

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.78)	(0.61)	(0.32)	(0.36)	(0.49)

Net asset value, end of year	$8.89	$8.71	$9.23	$9.36	$7.90

Total return(b)	11.59%	1.10%	2.06%	23.34%	(11.03)%

Net assets, end of year (in 000s)	$200,199	$131,964	$71,792	$75,149	$79,977

Ratio of net expenses to average net assets after interest expense	0.75%	0.75%	0.63%	0.72%	0.70%

Ratio of net expenses to average net assets before interest expense	0.70%	0.67%	0.61%	0.67%	0.68%

Ratio of total expenses to average net assets after interest expense	0.75%	0.75%	0.65%	0.76%	0.70%

Ratio of net investment income to average net assets	8.88%	6.58%	3.38%	3.99%	5.16%

Portfolio turnover rate(c)	29%	24%	26%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.73	$9.25	$9.38	$7.91	$9.38

Net investment income(a)	0.77	0.57	0.31	0.34	0.48

Net realized and unrealized gain (loss)	0.20	(0.49)	(0.13)	1.48	(1.47)

Total from investment operations	0.97	0.08	0.18	1.82	(0.99)

Distributions to shareholders from net investment income	(0.76)	(0.60)	(0.31)	(0.35)	(0.48)

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.78)	(0.60)	(0.31)	(0.35)	(0.48)

Net asset value, end of year	$8.92	$8.73	$9.25	$9.38	$7.91

Total return(b)	11.62%	1.04%	1.98%	23.35%	(11.18)%

Net assets, end of year (in 000s)	$18,874	$6,217	$6,293	$3,825	$705

Ratio of net expenses to average net assets after interest expense	0.82%	0.83%	0.71%	0.80%	0.78%

Ratio of net expenses to average net assets before interest expense	0.77%	0.75%	0.69%	0.75%	0.77%

Ratio of total expenses to average net assets after interest expense	0.82%	0.83%	0.73%	0.84%	0.78%

Ratio of net investment income to average net assets	8.74%	6.45%	3.30%	3.74%	5.14%

Portfolio turnover rate(c)	29%	24%	26%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.72	$9.24	$9.36	$7.90	$9.37

Net investment income(a)	0.78	0.43	0.32	0.33	0.49

Net realized and unrealized gain (loss)	0.19	(0.34)	(0.12)	1.49	(1.47)

Total from investment operations	0.97	0.09	0.20	1.82	(0.98)

Distributions to shareholders from net investment income	(0.76)	(0.61)	(0.32)	(0.36)	(0.49)

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.78)	(0.61)	(0.32)	(0.36)	(0.49)

Net asset value, end of year	$8.91	$8.72	$9.24	$9.36	$7.90

Total return (b)	11.60%	1.12%	2.18%	23.35%	(11.11)%

Net assets, end of year (in 000s)	$27,820	$17,687	$355,784	$143,999	$24,486

Ratio of net expenses to average net assets after interest expense	0.73%	0.63%	0.62%	0.70%	0.69%

Ratio of net expenses to average net assets before interest expense	0.69%	0.62%	0.62%	0.57%	0.67%

Ratio of total expenses to average net assets after interest expense	0.74%	0.64%	0.64%	0.75%	0.69%

Ratio of net investment income to average net assets	8.86%	4.84%	3.41%	3.59%	5.20%

Portfolio turnover rate(c)	29%	24%	26%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Class R Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.71	$9.23	$9.35	$7.89	$9.36

Net investment income(a)	0.73	0.59	0.26	0.30	0.44

Net realized and unrealized gain (loss)	0.19	(0.56)	(0.11)	1.47	(1.48)

Total from investment operations	0.92	0.03	0.15	1.77	(1.04)

Distributions to shareholders from net investment income	(0.71)	(0.55)	(0.27)	(0.31)	(0.43)

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.73)	(0.55)	(0.27)	(0.31)	(0.43)

Net asset value, end of year	$8.90	$8.71	$9.23	$9.35	$7.89

Total return(b)	10.96%	0.52%	1.58%	22.69%	(11.64)%

Net assets, end of year (in 000s)	$283	$249	$68	$13	$11

Ratio of net expenses to average net assets after interest expense	1.33%	1.38%	1.18%	1.29%	1.27%

Ratio of net expenses to average net assets before interest expense	1.28%	1.27%	1.17%	1.25%	1.26%

Ratio of total expenses to average net assets after interest expense	1.33%	1.39%	1.20%	1.34%	1.27%

Ratio of net investment income to average net assets	8.30%	6.68%	2.79%	3.38%	4.75%

Portfolio turnover rate(c)	29%	24%	26%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.73	$9.25	$9.37	$7.91	$9.37

Net investment income(a)	0.78	0.55	0.32	0.35	0.49

Net realized and unrealized gain (loss)	0.18	(0.46)	(0.12)	1.47	(1.46)

Total from investment operations	0.96	0.09	0.20	1.82	(0.97)

Distributions to shareholders from net investment income	(0.76)	(0.61)	(0.32)	(0.36)	(0.49)

Distributions to shareholders from return of capital	(0.02)	—	—	—	—

Total distributions	(0.78)	(0.61)	(0.32)	(0.36)	—

Net asset value, end of year	$8.91	$8.73	$9.25	$9.37	$7.91

Total return(b)	11.60%	1.13%	2.18%	23.49%	(11.11)%

Net assets, end of year (in 000s)	$1,766,000	$2,075,297	$4,252,333	$1,681,575	$1,132,605

Ratio of net expenses to average net assets after interest expense	0.74%	0.71%	0.62%	0.71%	0.69%

Ratio of net expenses to average net assets before interest expense	0.69%	0.65%	0.62%	0.70%	0.67%

Ratio of total expenses to average net assets after interest expense	0.74%	0.72%	0.64%	0.76%	0.69%

Ratio of net investment income to average net assets	8.89%	6.16%	3.40%	3.94%	5.22%

Portfolio turnover rate(c)	29%	24%	26%	53%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.97	$8.76	$9.59	$8.96	$9.16

Net investment income(a)	0.30	0.24	0.20	0.24	0.27

Net realized and unrealized gain (loss)	0.05	(0.76)	(0.58)	0.77	(0.06)

Total from investment operations	0.35	(0.52)	(0.38)	1.01	0.21

Distributions to shareholders from net investment income	(0.29)	(0.24)	(0.17)	(0.25)	(0.29)

Distributions to shareholders from net realized gains	—	—	(0.22)	(0.13)	(0.12)

Distributions to shareholders from return of capital	(0.04)	(0.03)	(0.06)	—	—

Total distributions	(0.33)	(0.27)	(0.45)	(0.38)	(0.41)

Net asset value, end of year	$7.99	$7.97	$8.76	$9.59	$8.96

Total return(b)	4.53%	(5.71)%	(4.42)%	11.23%	1.98%

Net assets, end of year (in 000s)	$6,398	$6,130	$8,652	$9,743	$9,832

Ratio of net expenses to average net assets	0.71%	0.71%	0.71%	0.72%	0.72%

Ratio of total expenses to average net assets	0.78%	0.79%	0.79%	0.79%	0.81%

Ratio of net investment income to average net assets	3.82%	3.02%	2.04%	2.40%	2.86%

Portfolio turnover rate(c)	49%	58%	31%	69%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.97	$8.76	$9.59	$8.96	$9.17

Net investment income(a)	0.33	0.27	0.23	0.27	0.30

Net realized and unrealized gain (loss)	0.06	(0.76)	(0.58)	0.78	(0.07)

Total from investment operations	0.39	(0.49)	(0.35)	1.05	0.23

Distributions to shareholders from net investment income	(0.31)	(0.27)	(0.20)	(0.29)	(0.32)

Distributions to shareholders from net realized gains	—	—	(0.22)	(0.13)	(0.12)

Distributions to shareholders from return of capital	(0.05)	(0.03)	(0.06)	—	—

Total distributions	(0.36)	(0.30)	(0.48)	(0.42)	(0.44)

Net asset value, end of year	$8.00	$7.97	$8.76	$9.59	$8.96

Total return(b)	4.87%	(5.50)%	(4.00)%	11.47%	2.44%

Net assets, end of year (in 000s)	$74,962	$64,706	$66,925	$123,553	$51,976

Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.45%	0.46%	0.46%	0.45%	0.47%

Ratio of net investment income to average net assets	4.15%	3.38%	2.38%	2.69%	3.19%

Portfolio turnover rate(c)	49%	58%	31%	69%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund

	Separate Account Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.97	$8.76	$9.60	$8.97	$9.17

Net investment income(a)	0.33	0.27	0.23	0.27	0.31

Net realized and unrealized gain (loss)	0.06	(0.76)	(0.59)	0.78	(0.07)

Total from investment operations	0.39	(0.49)	(0.36)	1.05	0.24

Distributions to shareholders from net investment income	(0.31)	(0.27)	(0.20)	(0.29)	(0.32)

Distributions to shareholders from net realized gains	—	—	(0.22)	(0.13)	(0.12)

Distributions to shareholders from return of capital	(0.05)	(0.03)	(0.06)	—	—

Total distributions	(0.36)	(0.30)	(0.48)	(0.42)	(0.44)

Net asset value, end of year	$8.00	$7.97	$8.76	$9.60	$8.97

Total return(b)	4.88%	(5.38)%	(4.09)%	11.60%	2.45%

Net assets, end of year (in 000s)	$92,291	$102,580	$123,397	$176,606	$226,962

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%

Ratio of total expenses to average net assets	0.44%	0.45%	0.45%	0.45%	0.46%

Ratio of net investment income to average net assets	4.16%	3.38%	2.39%	2.75%	3.21%

Portfolio turnover rate(c)	49%	58%	31%	69%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.97	$8.76	$9.59	$8.96	$9.17

Net investment income(a)	0.32	0.27	0.22	0.26	0.30

Net realized and unrealized gain (loss)	0.05	(0.77)	(0.58)	0.78	(0.07)

Total from investment operations	0.37	(0.50)	(0.36)	1.04	0.23

Distributions to shareholders from net investment income	(0.30)	(0.26)	(0.19)	(0.28)	(0.32)

Distributions to shareholders from net realized gains	—	—	(0.22)	(0.13)	(0.12)

Distributions to shareholders from return of capital	(0.05)	(0.03)	(0.06)	—	—

Total distributions	(0.35)	(0.29)	(0.47)	(0.41)	(0.44)

Net asset value, end of year	$7.99	$7.97	$8.76	$9.59	$8.96

Total return(b)	4.79%	(5.58)%	(4.07)%	11.38%	2.35%

Net assets, end of year (in 000s)	$10,499	$11,844	$3,815	$5,364	$4,628

Ratio of net expenses to average net assets	0.46%	0.46%	0.46%	0.46%	0.47%

Ratio of total expenses to average net assets	0.53%	0.54%	0.54%	0.54%	0.56%

Ratio of net investment income to average net assets	4.07%	3.39%	2.30%	2.63%	3.10%

Portfolio turnover rate(c)	49%	58%	31%	69%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.97	$8.76	$9.59	$8.96	$9.17

Net investment income(a)	0.32	0.27	0.22	0.27	0.31

Net realized and unrealized gain (loss)	0.07	(0.76)	(0.57)	0.78	(0.08)

Total from investment operations	0.39	(0.49)	(0.35)	1.05	0.23

Distributions to shareholders from net investment income	(0.31)	(0.27)	(0.20)	(0.29)	(0.32)

Distributions to shareholders from net realized gains	—	—	(0.22)	(0.13)	(0.12)

Distributions to shareholders from return of capital	(0.05)	(0.03)	(0.06)	—	—

Total distributions	(0.36)	(0.30)	(0.48)	(0.42)	(0.44)

Net asset value, end of year	$8.00	$7.97	$8.76	$9.59	$8.96

Total return(b)	4.88%	(5.38)%	(3.99)%	11.48%	2.45%

Net assets, end of year (in 000s)	$214,350	$274,325	$320,086	$1,228	$978

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%

Ratio of total expenses to average net assets	0.44%	0.45%	0.45%	0.45%	0.46%

Ratio of net investment income to average net assets	4.14%	3.38%	2.35%	2.74%	3.20%

Portfolio turnover rate(c)	49%	58%	31%	69%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.97	$8.76	$9.59	$8.96	$9.16

Net investment income(a)	0.33	0.27	0.23	0.27	0.31

Net realized and unrealized gain (loss)	0.05	(0.76)	(0.58)	0.78	(0.07)

Total from investment operations	0.38	(0.49)	(0.35)	1.05	0.24

Distributions to shareholders from net investment income	(0.31)	(0.27)	(0.20)	(0.29)	(0.32)

Distributions to shareholders from net realized gains	—	—	(0.22)	(0.13)	(0.12)

Distributions to shareholders from return of capital	(0.05)	(0.03)	(0.06)	—	—

Total distributions	(0.36)	(0.30)	(0.48)	(0.42)	(0.44)

Net asset value, end of year	$7.99	$7.97	$8.76	$9.59	$8.96

Total return(b)	4.88%	(5.39)%	(4.10)%	11.61%	2.45%

Net assets, end of year (in 000s)	$268,124	$178,640	$176,368	$156,039	$189,611

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%

Ratio of total expenses to average net assets	0.44%	0.45%	0.45%	0.45%	0.46%

Ratio of net investment income to average net assets	4.18%	3.39%	2.38%	2.73%	3.22%

Portfolio turnover rate(c)	49%	58%	31%	69%	76%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration High Yield Fund

	Class A Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.74	$8.52	$8.92	$7.93	$8.71

Net investment income(a)	0.47	0.37	0.28	0.28	0.33

Net realized and unrealized gain (loss)	0.14	(0.73)	(0.35)	0.99	(0.73)

Total from investment operations	0.61	(0.36)	(0.07)	1.27	(0.40)

Distributions to shareholders from net investment income	(0.45)	(0.42)	(0.33)	(0.28)	(0.38)

Net asset value, end of year	$7.90	$7.74	$8.52	$8.92	$7.93

Total return(b)	8.09%	(4.11)%	(0.91)%	16.07%	(4.90)%

Net assets, end of year (in 000s)	$633	$818	$1,486	$1,894	$978

Ratio of net expenses to average net assets	1.46%	1.45%	1.46%	1.46%	1.47%

Ratio of total expenses to average net assets	2.21%	1.88%	1.70%	1.72%	1.84%

Ratio of net investment income to average net assets	6.03%	4.67%	3.14%	3.19%	3.74%

Portfolio turnover rate(c)	29%	22%	56%	112%	164%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration High Yield Fund

	Class C Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.73	$8.52	$8.91	$7.93	$8.70

Net investment income(a)	0.41	0.31	0.21	0.22	0.26

Net realized and unrealized gain (loss)	0.14	(0.74)	(0.34)	0.97	(0.72)

Total from investment operations	0.55	(0.43)	(0.13)	1.19	(0.46)

Distributions to shareholders from net investment income	(0.39)	(0.36)	(0.26)	(0.21)	(0.31)

Net asset value, end of year	$7.89	$7.73	$8.52	$8.91	$7.93

Total return(b)	7.30%	(4.95)%	(1.54)%	15.08%	(5.50)%

Net assets, end of year (in 000s)	$80	$112	$179	$423	$543

Ratio of net expenses to average net assets	2.22%	2.21%	2.20%	2.21%	2.22%

Ratio of total expenses to average net assets	2.97%	2.64%	2.45%	2.51%	2.60%

Ratio of net investment income to average net assets	5.30%	3.93%	2.36%	2.52%	3.00%

Portfolio turnover rate(c)	29%	22%	56%	112%	164%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration High Yield Fund

	Institutional Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.73	$8.51	$8.91	$7.92	$8.70

Net investment income(a)	0.49	0.40	0.31	0.31	0.35

Net realized and unrealized gain (loss)	0.15	(0.73)	(0.36)	0.99	(0.72)

Total from investment operations	0.64	(0.33)	(0.05)	1.30	(0.37)

Distributions to shareholders from net investment income	(0.48)	(0.45)	(0.35)	(0.31)	(0.41)

Net asset value, end of year	$7.89	$7.73	$8.51	$8.91	$7.92

Total return(b)	8.45%	(3.80)%	(0.59)%	16.47%	(4.59)%

Net assets, end of year (in 000s)	$9,189	$8,574	$15,884	$14,905	$14,592

Ratio of net expenses to average net assets	1.13%	1.12%	1.12%	1.13%	1.13%

Ratio of total expenses to average net assets	1.88%	1.55%	1.37%	1.42%	1.50%

Ratio of net investment income to average net assets	6.35%	4.98%	3.46%	3.57%	4.07%

Portfolio turnover rate(c)	29%	22%	56%	112%	164%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration High Yield Fund

	Investor Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.73	$8.52	$8.92	$7.93	$8.70

Net investment income(a)	0.49	0.39	0.30	0.31	0.35

Net realized and unrealized gain (loss)	0.15	(0.74)	(0.35)	0.98	(0.72)

Total from investment operations	0.64	(0.35)	(0.05)	1.29	(0.37)

Distributions to shareholders from net investment income	(0.47)	(0.44)	(0.35)	(0.30)	(0.40)

Net asset value, end of year	$7.90	$7.73	$8.52	$8.92	$7.93

Total return(b)	8.50%	(4.00)%	(0.66)%	16.36%	(4.56)%

Net assets, end of year (in 000s)	$298	$1,414	$2,633	$2,406	$2,187

Ratio of net expenses to average net assets	1.21%	1.20%	1.20%	1.21%	1.22%

Ratio of total expenses to average net assets	1.96%	1.63%	1.45%	1.49%	1.59%

Ratio of net investment income to average net assets	6.36%	4.91%	3.38%	3.49%	3.99%

Portfolio turnover rate(c)	29%	22%	56%	112%	164%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration High Yield Fund

	Class R6 Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.73	$8.52	$8.91	$7.93	$8.70

Net investment income(a)	0.49	0.40	0.31	0.31	0.35

Net realized and unrealized gain (loss)	0.15	(0.74)	(0.34)	0.98	(0.71)

Total from investment operations	0.64	(0.34)	(0.03)	1.29	(0.36)

Distributions to shareholders from net investment income	(0.48)	(0.45)	(0.36)	(0.31)	(0.41)

Net asset value, end of year	$7.89	$7.73	$8.52	$8.91	$7.93

Total return(b)	8.46%	(3.91)%	(0.46)%	16.33%	(4.46)%

Net assets, end of year (in 000s)	$8,086	$6,984	$5,353	$1,654	$2,218

Ratio of net expenses to average net assets	1.12%	1.11%	1.11%	1.12%	1.12%

Ratio of total expenses to average net assets	1.87%	1.55%	1.36%	1.39%	1.50%

Ratio of net investment income to average net assets	6.34%	5.06%	3.51%	3.57%	4.07%

Portfolio turnover rate(c)	29%	22%	56%	112%	164%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS SHORT DURATION HIGH YIELD FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration High Yield Fund

	Class P Shares

	Year Ended March 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.72	$8.50	$8.90	$7.92	$8.69

Net investment income(a)	0.49	0.38	0.31	0.31	0.35

Net realized and unrealized gain (loss)	0.15	(0.71)	(0.35)	0.98	(0.71)

Total from investment operations	0.64	(0.33)	(0.04)	1.29	(0.36)

Distributions to shareholders from net investment income	(0.48)	(0.45)	(0.36)	(0.31)	(0.41)

Net asset value, end of year	$7.88	$7.72	$8.50	$8.90	$7.92

Total return(b)	8.46%	(3.80)%	(0.58)%	16.35%	(4.47)%

Net assets, end of year (in 000s)	$29,977	$31,632	$117,611	$106,377	$76,234

Ratio of net expenses to average net assets	1.12%	1.12%	1.11%	1.12%	1.12%

Ratio of total expenses to average net assets	1.87%	1.48%	1.36%	1.38%	1.49%

Ratio of net investment income to average net assets	6.37%	4.75%	3.47%	3.55%	4.08%

Portfolio turnover rate(c)	29%	22%	56%	112%	164%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements March 31, 2024

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Emerging Markets Credit	A, C, Institutional, Investor, R6 and P	Non-diversified

Emerging Markets Debt and Short Duration High Yield	A, C, Institutional, Investor, R6 and P	Diversified

High Yield	A, C, Institutional, Service, Investor, R6, R and P	Diversified

High Yield Floating Rate	A, C, Institutional, Investor, R6, R and P	Diversified

Investment Grade Credit	A, Institutional, Separate Account Institutional, Investor, R6 and P	Diversified

Class A Shares of the Emerging Markets Credit, Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit and Short Duration High Yield Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 4.50%, 2.25%, 3.75% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Investor, Class R, Class R6 and Class P Shares are not subject to a sales charge. At the close of business on February 13, 2024, Class R Shares of the Short Duration High Yield Fund liquidated.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities

165

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Investment Income Dividends	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Emerging Markets Credit	Daily/Monthly	Annually

Emerging Markets Debt	Daily/Monthly	Annually

High Yield	Daily/Monthly	Annually

High Yield Floating Rate	Daily/Monthly	Annually

Investment Grade Credit	Daily/Monthly	Annually

Short Duration High Yield	Daily/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the valuation procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the valuation procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are

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Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield Floating Rate and Short Duration High Yield Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options Contracts — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

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Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2024:

EMERGING MARKETS CREDIT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$31,506,961	$—

Sovereign Debt Obligations	—	1,895,873	—

Investment Company	191,359	—	—

Total	$191,359	$33,402,834	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$695	$—

Futures Contracts	23,018	—	—

Interest Rate Swap Contracts	—	382	—

Credit Default Swap Contracts	—	1,333	—

Total	$23,018	$2,410	$—

Liabilities(a)

Futures Contracts	$(504)	$—	$—

Interest Rate Swap Contracts	—	(3,578)	—

Total	$(504)	$(3,578)	$—

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$309,550,867	$—

Corporate Obligations	—	99,607,677	—

Common Stock and/or Other Equity Investments(b)

Asia	—	68,624	—

Total	$—	$409,227,168	$—

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Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$2,455,115	$—

Futures Contracts(a)	125,328	—	—

Interest Rate Swap Contracts(a)	—	1,926,784	—

Credit Default Swap Contracts(a)	—	26,078	—

Purchased Option Contracts	—	1,415,728	—

Total	$125,328	$5,823,705	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,758,960)	$—

Futures Contracts(a)	(13,109)	—	—

Interest Rate Swap Contracts(a)	—	(2,626,565)	—

Credit Default Swap Contracts(a)	—	(26,276)	—

Written Option Contracts	—	(1,373,116)	—

Total	$(13,109)	$(5,784,917)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$1,688,345,342	$—

Bank Loans	—	143,989,109	2,875,000

Securities Lending Reinvestment Vehicle	51,348,393	—	—

Common Stock and/or Other Equity Investments(b)

Europe	32,832	6,002,892	—

North America	5,356,335	1,414,211	—

Warrants	—	129,595	—

Exchange Traded Funds	22,171,857	—	—

Investment Company	51,815,710	—	—

Total	$130,725,127	$1,839,881,149	$2,875,000

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$201,399	$—

Futures Contracts	235,993	—	—

Interest Rate Swap Contracts	—	1,361,594	—

Credit Default Swap Contracts	—	1,766,759	—

Total	$235,993	$3,329,752	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(40,224)	$—

Futures Contracts	(130,633)	—	—

Interest Rate Swap Contracts	—	(991,561)	—

Total	$(130,633)	$(1,031,785)	$—

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$1,658,283,478	$11,067,749

Corporate Obligations	—	118,476,662	—

Asset-Backed Securities	—	30,794,255	—

Unfunded Loan Committments(a)	—	236	—

Securities Lending Reinvestment Vehicle	22,606,103	—	—

Common Stock and/or Other Equity Investments(b)

Europe	—	4,459,236	—

North America	3,999,782	882,542	163

Warrants	—	1,077,640	163

Exchange Traded Funds	41,602,224	—	—

Investment Company	102,352,239	—	—

Total	$170,560,348	$1,813,974,049	$11,068,075

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$107,209	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(39,331)	$—

Futures Contracts	(217,630)	—	—

Total	$(217,630)	$(39,331)	$—

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Notes to Financial Statements (continued) March 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$614,222,369	$—

Sovereign Debt Obligations	—	11,299,003	—

U.S. Treasury Obligations	3,314,483	—	—

Municipal Debt Obligations	—	3,229,130	—

Investment Company	5,607,607	—	—

Total	$8,922,090	$628,750,502	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$4,799	$—

Futures Contracts	1,298,018	—	—

Interest Rate Swap Contracts	—	839,473	—

Credit Default Swap Contracts	—	2,625,005	—

Total	$1,298,018	$3,469,277	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(4,593)	$—

Futures Contracts	(103,855)	—	—

Interest Rate Swap Contracts	—	(488,218)	—

Credit Default Swap Contracts	—	(1,112)	—

Total Return Swap Contracts	—	(121,858)	—

Total	$(103,855)	$(615,781)	$—

SHORT DURATION HIGH YIELD

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$34,604,121	$—

Bank Loans	—	9,722,181	—

Common Stock and/or Other Equity Investments(b)

North America	232,409	—	—

Investment Company	3,211,304	—	—

Total	$3,443,713	$44,326,302	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$165	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION HIGH YIELD (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(a)

Interest Rate Swap Contracts	$—	$(9,642)	$—

Credit Default Swap Contracts	—	(336,047)	—

Total	$—	$(345,689)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Emerging Markets Credit
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$1,333	(a)	—	$—

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	695		—	—

Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	23,400	(a)	Variation margin on swap contracts; Variation margin on futures Contracts	(4,082	)(a)

Total		$25,428			$(4,082)

Emerging Markets Debt

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$26,078	(a)	Variation margin on swap contracts	$(26,276	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,870,843		Payable for unrealized loss on forward foreign currency exchange contracts	(3,132,076)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	2,052,112	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(2,639,674	)(a)

Total		$5,949,033			$(5,798,026)

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Notes to Financial Statements (continued) March 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

High Yield

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$1,766,759		—	$—

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	201,399		Receivable for unrealized loss on forward foreign currency exchange contracts.	(40,224)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts	1,597,587		Variation margin on futures contracts; Variation margin on swap contracts	(1,122,194)

Total		$3,565,745			$(1,162,418)

High Yield Floating Rate

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$107,209		Receivable for unrealized loss on forward foreign currency exchange contracts	$(39,331)

Interest rate	—	—		Variation margin on futures contracts	(217,630)

Total		$107,209			$(256,961)

Investment Grade Credit

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$2,625,005	(a)	Variation margin on swap contracts	$(1,112	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,799		Payable for unrealized loss on forward foreign currency exchange contracts	(4,593)

Equity	—	—		Payable for unrealized loss on swap contracts;	(121,858	)(b)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts	2,137,491	(a)	Variation margin on futures contracts; Variation margin on swap contracts	(592,073	)(a)

Total		$4,767,295			$(719,636)

176

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration High Yield
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Credit	—	$—	Variation margin on swap contracts	$(336,047	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	165	—	—

Interest rate	—	—	Variation margin on swap contracts	(9,642	)(a)

Total		$165		$(345,689)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information section of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)

Aggregate of amounts include $121,858 for the Investment Grade Credit Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Emerging Markets Credit

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	$(307)	$1,333

Currency	Net realized gain (loss) on forward foreign currency exchange contracts, purchased option and written option contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased option and written option contracts.	(1,258,295)	3,129

Interest rate	Net realized gain (loss) on futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts; non-deliverable bond forward contracts and swap contracts	(12,506)	1,189

Total		$(1,271,108)	$5,651

177

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

Emerging Markets Debt

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$ 801,411	$5,065

Currency	Net realized gain (loss) from purchased options, written options and forward foreign currency contracts/Net change in unrealized gain (loss) on forward foreign currency contracts, purchased option and written option contracts.	(621,077)	1,728,486

Interest rate	Net realized gain (loss) from futures contracts, written options and swap contracts /Net change in unrealized gain (loss) on futures contracts, Purchased options, written options and swap contracts	(3,980,336)	(4,368,397)

Total		$(3,800,002)	$(2,634,846)

High Yield

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$ 1,220,429	$2,003,680

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	153,155	935,472

Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, written options and swap contracts /Net change in unrealized gain (loss) on written futures contracts, purchased options contracts, written options and swap contracts	(2,318,488)	(690,326)

Total		$ (944,904)	$2,248,826

High Yield Floating Rate

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/ Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$ 984,524	$1,320,929

Interest rate	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	2,548,074	1,386,559

Total		$ 3,532,598	$2,707,488

178

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Investment Grade Credit

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$4,519,713	$1,935,540

Currency	Net realized gain (loss) forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(75,465)	121,358

Equity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(414,478)	(121,858)

Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, written options and swap contracts /Net change in unrealized gain (loss) on written futures contracts, purchased options contracts, written options and swap contracts	(3,071,778)	652,722

Total		$957,992	$2,587,762

Short Duration High Yield

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(1,253,577)	$311,413

Currency	Net realized gain (loss) from forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	4,686	2,559

Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on swap contracts	120,154	24,107

Total		$(1,128,737)	$338,079

179

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

  For the fiscal year ended March 31, 2024, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions

Emerging Markets Credit	70	$104,611,510	$43,029,044	24,927,240	$—	21,404,217	$—

Emerging Markets Debt	678	541,385,687	369,981,157	117,540,702	16,560,000	109,162,775	33,120,000

High Yield	1,098	66,234,779	223,314,309	—	17,560,000	—	35,120,000

High Yield Floating Rate	809	87,794,365	—	—	—	—	—

Investment Grade Credit	1,223	5,225,523	440,422,090	—	23,525,000	—	51,517,333

Short Duration High Yield	—	237,003	11,978,333	—	—	—	—

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended March 31, 2024.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

180

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2024:

Emerging Markets Debt Fund

	Derivative Assets			Derivative Liabilities

Counterparty	Options Purchased	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written		Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount

Barclays Bank PLC	$55,628	$—	$55,628	$—	$(96,150	) $	(96,150)	$ (40,522)	$—	$(40,522)

BNP Paribas SA	204,511	—	204,511	—	(191,546)		(191,546)	12,965	—	12,965

BofA Securities LLC	94,517	—	94,517	—	(100,316)		(100,316)	(5,799)	—	(5,799)

Citibank NA	219,582	—	219,582	—	(189,387)		(189,387)	30,195	—	30,195

Deutsche Bank AG (London)	88,732	—	88,732	—	(104,730)		(104,730)	(15,998)	—	(15,998)

HSBC Bank PLC	110,214	—	110,214	—	(55,738)		(55,738)	54,476	—	54,476

JPMorgan Securities, Inc.	65,524	2,455,115	2,520,639	(1,758,960)	(138,599)		(1,897,559)	623,080	—	623,080

MS & Co. Int PLC	133,774	—	133,774	—	(107,629)		(107,629)	26,145	—	26,145

UBS AG (London)	443,246	—	443,246	—	(389,021)		(389,021)	54,225	—	54,225

Total	$1,415,728	$2,455,115	$3,870,843	$(1,758,960)	$(1,373,116)		$(3,132,076)	$738,767	$—	$738,767

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2024, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

Emerging Markets Credit	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.78%

Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.79

High Yield	0.70	0.70	0.63	0.60	0.59	0.70	0.64**

High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.57	0.56

Investment Grade Credit	0.34	0.31	0.29	0.28	0.28	0.34	0.34

Short Duration High Yield	1.00	0.90	0.86	0.84	0.82	1.00	0.99

^

The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

**

The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.64% as an annual percentage rate for the Fund’s average daily net assets. This arrangement will remain in effect through at least July 28, 2024. Prior to July 28, 2023, the Investment advisor agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.67% as an annual percentage rate for the Fund’s average daily net assets.

181

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (the “Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by each applicable Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the fiscal year ended March 31, 2024, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Emerging Markets Credit	$9,057

Emerging Markets Debt	48,747

High Yield	79,178

High Yield Floating Rate	81,978

Investment Grade Credit	16,351

Short Duration High Yield	3,632

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

182

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2024, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund Name	Class A

Emerging Markets Credit	$15

Emerging Markets Debt	154

High Yield	3,355

High Yield Floating Rate	1,173

Investment Grade Credit	572

Short Duration High Yield	131

During the fiscal year ended March 31, 2024, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares; and 0.03% of average daily net assets with respect to the Investment Grade Credit Fund’s Separate Account Institutional Shares.

Effective July 28, 2023, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average net assets attributable to Class A, Class C and Investor Shares of the Emerging Markets Credit Fund, 0.06% as an annual percentage rate of the average net assets attributable to Class A, Class C and Investor Shares of the Emerging Markets Debt Fund, and 0.03% as an annual percentage rate of the average net assets attributable to Class A, Class C, Investor and Class R Shares of the High Yield Fund. This arrangement will remain in effect through at least July 28, 2024 or with respect to the Emerging Markets Credit Fund, July 29, 2025, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Prior to July 28, 2023, Goldman Sachs had agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average net assets attributable to Class A, Class C and Investor Shares of the Emerging Markets Debt Fund, and 0.05% as an annual percentage rate of the average net assets attributable to Class A, Class C, Investor and Class R Shares of the High Yield Fund.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Credit, Emerging Markets Debt, High

183

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Yield, High Yield Floating Rate, Investment Grade Credit and Short Duration High Yield Funds are 0.004%, 0.004%, 0.004%, 0.104%, 0.004% and 0.094%, respectively. These Other Expense limitations will remain in place through at least July 28, 2024 (or, with respect to the Emerging Markets Credit Fund, July 29, 2025), and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above. Prior to July 28, 2023, the Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Debt was 0.024%. Prior to November 1, 2023, the Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Credit was 0.074%.

For the fiscal year ended March 31, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Emerging Markets Credit	$ 9,057	$ 4,658	$635,739	$649,454

Emerging Markets Debt	48,747	27,592	805,002	881,341

High Yield	968,961	38,812	623,753	1,631,526

High Yield Floating Rate	81,978	30	—	82,008

Investment Grade Credit	16,351	45	437,806	454,202

Short Duration High Yield	3,632	11	357,854	361,497

G. Line of Credit Facility — As of March 31, 2024, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2024, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000. The facility was changed to $1,150,000,000 effective April 16, 2024.

In addition, the High Yield Floating Rate Fund also participated in a $300,000,000 committed, unsecured credit facility for the purpose of providing short-term, temporary working capital to the Fund (the “Credit Facility”). The Credit Facility is intended to enable the Fund to more efficiently manage various factors associated with the length of settlement of bank loan transactions and may also be used to satisfy redemption requests. The interest rate on borrowings is based on the federal funds rate as defined in the credit agreement and the Fund is required to pay a fee based on the amount of the commitment that has not been utilized. Under the Credit Facility, the Fund had an average outstanding balance and weighted average annual interest rate for the fiscal year ended March 31, 2024 of $66,250,000 and 6.36%, respectively. As of March 31, 2024, there was no outstanding borrowings under the Credit Facility. The facility was changed to $200,000,000 effective April 22, 2024.

H. Other Transactions with Affiliates — For the fiscal year ended March 31, 2024, Goldman Sachs earned $5,936, $38,686 and $41,687, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Credit, Emerging Markets Debt and Investment Grade Credit Funds, respectively.

184

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2024, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs VIT Multi Strategic Alternative Portfolio

Short Duration High Yield	17%

As of March 31, 2024, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Class C	Class R6	Class R

Emerging Markets Credit	—%	73%	—%

High Yield Floating Rate	—	—	5

Short Duration High Yield	33	—	—

The following table provides information about the Fund’s investments in the Government Money Market Fund as of and for the fiscal year ended March 31, 2024.

Fund	Underlying Fund	Beginning Value as of March 31, 2023	Purchases at Cost	Proceeds from Sales	Ending Value as of March 31, 2024	Shares as of March 31, 2024	Dividend Income

Emerging Markets Credit	Goldman Sachs Financial Square Government Fund — Institutional Shares	$8,328,316	$62,708,965	$(70,845,922)	$191,359	191,359	$287,031

Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	95,100,844	278,809,866	(373,910,710)	—	—	1,475,323

High Yield	Goldman Sachs Financial Square Government Fund — Institutional Shares	50,132,617	541,041,397	(539,358,304)	51,815,710	51,815,710	2,555,451

High Yield Floating Rate	Goldman Sachs Financial Square Government Fund — Institutional Shares	75,331,714	905,571,865	(878,551,340)	102,352,239	102,352,239	2,680,737

Investment Grade Credit	Goldman Sachs Financial Square Government Fund — Institutional Shares	5,304,595	253,471,826	(253,168,814)	5,607,607	5,607,607	526,334

Short Duration High Yield	Goldman Sachs Financial Square Government Fund — Institutional Shares	—	20,527,552	(17,316,248)	3,211,304	3,211,304	119,629

185

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2024, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Emerging Markets Credit	$20,258,453	$67,989,465	$20,357,406	$79,987,811

Emerging Markets Debt	—	126,480,062	—	374,309,926

High Yield	—	740,268,967	—	427,939,840

High Yield Floating Rate	—	579,048,674	—	848,504,637

Investment Grade Credit	3,983,118	312,556,877	—	289,838,627

Short Duration High Yield	—	13,052,958	—	17,908,453

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the High Yield and High Yield Floating Rate Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The High Yield and High Yield Floating Rate Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The

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7. SECURITIES LENDING (continued)

Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of March 31, 2024, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the High Yield and High Yield Floating Rate Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended March 31, 2024, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended March 31, 2024		Amounts Payable to
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Goldman Sachs Upon Return of Securities Loaned as of March 31, 2024

High Yield	$123,686	$229,149	$11,806,896

High Yield Floating Rate	53,642	32,261	5,769,120

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended March 31, 2024:

Fund	Beginning Value as of March 31, 2023	Purchases at cost	Proceeds from Sales	Ending Value as of March 31, 2024	Shares as of March 31, 2024

High Yield	$40,565,774	$277,395,465	$(266,612,846)	$51,348,393	51,348,393

High Yield Floating Rate	14,260,368	185,003,020	(176,657,285)	22,606,103	22,606,103

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2024 was as follows:

	Emerging Markets Credit	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Short Duration High Yield
Distributions paid from:
Ordinary income	$7,541,505	$29,560,256	$106,342,232	$177,797,175	$24,813,367	$2,897,295
Total taxable distributions	$7,541,505	$29,560,256	$106,342,232	$177,797,175	$24,813,367	$2,897,295
Tax return of capital	$666,998	$—	$3,405,935	$5,217,864	$ 3,721,472	$—
The tax character of distributions paid during the fiscal year ended March 31, 2023 was as follows:

	Emerging Markets Credit	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Short Duration High Yield
Distributions paid from:
Ordinary income	$4,375,406	$52,672,431	$85,205,720	$237,825,552	$20,675,730	$4,365,922
Total taxable distributions	$4,375,406	$52,672,431	$85,205,720	$237,825,552	$20,675,730	$4,365,922
Tax return of capital	$—	$—	$ 5,595,335	$—	$2,686,563	$—

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Notes to Financial Statements (continued) March 31, 2024

8. TAX INFORMATION (continued)

As of March 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

	Emerging Markets Credit	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Short Duration High Yield

Undistributed ordinary income — net	$—	$9,837,863	$—	$—	$—	$1,560,400

Capital loss carryforwards:

Perpetual Short-Term	(108,990,210)	(91,475,233)	(172,361,736)	(184,254,937)	(23,281,290)	(31,737,725)

Perpetual Long-Term	(45,263,233)	(290,324,871)	(413,956,131)	(386,066,313)	(42,264,988)	(16,378,335)

Total capital loss carryforwards	(154,253,443)	(381,800,104)	(586,317,867)	(570,321,250)	(65,546,278)	(48,116,060)

Timing differences (Post October Capital Loss Deferral/Qualified Late Year Ordinary Loss Deferral/Dividends Payable/Straddle Loss Deferral/Defaulted Bonds)	$(8,342,835)	$(28,896,928)	$(11,264,481)	$(22,123,407)	$(142,363)	$(1,009,808)

Unrealized gains (loss) — net	(1,099,322)	(73,350,581)	(77,037,861)	(89,366,147)	(16,974,478)	(4,249,217)

Total accumulated earnings (loss) net	$(163,695,600)	$(474,209,750)	$(674,620,209)	$(681,810,804)	$(82,663,119)	$(51,814,685)

As of March 31, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Credit	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Short Duration High Yield

Tax Cost	$34,730,879	$483,722,755	$2,052,784,109	$2,084,821,478	$658,663,757	$51,681,955

Gross unrealized gain	1,588,326	11,564,926	31,012,756	14,906,178	7,621,676	623,843

Gross unrealized loss	(2,687,648)	(84,915,507)	(108,050,617)	(104,272,325)	(24,596,154)	(4,873,060)

Net unrealized loss	$(1,099,322)	$(73,350,581)	$(77,037,861)	$(89,366,147)	$(16,974,478)	$(4,249,217)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of partnership investments, swap transactions, market discount accretion and premium amortization, and underlying fund investments.

The Emerging Markets Credit Fund reclassed $7,734,467 from distributable earnings to paid in capital for the year ending March 31, 2024. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses.

The Short Duration High Yield Fund reclassed $582 from paid in capital to distributable earnings for the year ending March 31, 2024. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate (“SOFR”), a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be

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Notes to Financial Statements (continued) March 31, 2024

9. OTHER RISKS (continued)

subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. OTHER RISKS (continued)

environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — Emerging Markets Credit Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Funds may purchase the securities of issuers that are in default.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Upon the recommendation of GSAM, the Board of Trustees of the Goldman Sachs Trust recently approved changes to the Goldman Sachs Long Short Credit Strategies Fund’s name, investment objective, principal investment strategy, contractual management fee rate and benchmark index effective after the close of business on April 17, 2024. The Fund’s name changed to the “Goldman Sachs Short Duration High Yield Fund.” The Fund’s benchmark index changed from the ICE Bank of America US 3-Month Treasury Bill Index to the Bloomberg US High Yield Ba/B 1-5 Year Total Return USD Index.

All other subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Credit Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	79,151	$340,435	108,688	$486,641

Reinvestment of distributions	128,617	523,288	55,788	250,902

Shares redeemed	(150,805)	(637,895)	(318,118)	(1,437,343)

	56,963	225,828	(153,642)	(699,800)

Class C Shares

Shares sold	66,523	279,334	52,926	242,268

Reinvestment of distributions	73,969	299,715	26,859	120,400

Shares redeemed	(79,017)	(342,545)	(92,489)	(417,979)

	61,475	236,504	(12,704)	(55,311)

Institutional Shares

Shares sold	732,471	3,325,414	106,294	479,195

Reinvestment of distributions	255,664	1,037,689	109,548	492,718

Shares redeemed	(987,259)	(4,319,193)	(1,123,714)	(5,275,914)

	876	43,910	(907,872)	(4,304,001)

Investor Shares

Shares sold	2,795,106	12,461,833	785,428	3,561,822

Reinvestment of distributions	570,644	2,312,793	116,493	523,714

Shares redeemed	(2,002,015)	(8,525,508)	(1,174,911)	(5,134,538)

	1,363,735	6,249,118	(272,990)	(1,049,002)

Class R6 Shares

Shares sold	381,466	1,804,084	5,097,196	23,600,021

Reinvestment of distributions	239,988	1,079,266	347,192	1,539,292

Shares redeemed	(6,169,149)	(27,463,086)	(829,753)	(3,890,986)

	(5,547,695)	(24,579,736)	4,614,635	21,248,327

Class P Shares

Shares sold	123,572	547,932	253,233	1,081,158

Reinvestment of distributions	668,242	2,716,773	303,460	1,362,172

Shares redeemed	(1,021,928)	(4,505,280)	(1,167,680)	(5,246,520)

	(230,114)	(1,240,575)	(610,987)	(2,803,190)

NET INCREASE (DECREASE)	(4,294,760)	$(19,064,951)	2,656,440	$12,337,023

193

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,761,192	$15,941,952	1,880,140	$17,076,076

Reinvestment of distributions	77,844	706,844	125,068	1,136,566

Shares redeemed	(1,886,042)	(17,063,846)	(2,224,108)	(20,409,493)

	(47,006)	(415,050)	(218,900)	(2,196,851)

Class C Shares

Shares sold	23,576	211,932	31,330	292,388

Reinvestment of distributions	22,015	199,362	40,533	368,042

Shares redeemed	(207,265)	(1,885,082)	(255,761)	(2,396,919)

	(161,674)	(1,473,788)	(183,898)	(1,736,489)

Institutional Shares

Shares sold	9,651,274	87,139,307	26,455,433	243,175,976

Reinvestment of distributions	1,815,086	16,441,487	3,602,334	32,870,527

Shares redeemed	(27,600,946)	(247,033,130)	(52,419,923)	(489,446,106)

	(16,134,586)	(143,452,336)	(22,362,156)	(213,399,603)

Investor Shares

Shares sold	588,797	5,298,336	12,598,182	113,406,345

Reinvestment of distributions	172,523	1,542,140	273,710	2,481,887

Shares redeemed	(12,833,476)	(112,568,527)	(3,080,092)	(27,685,085)

	(12,072,156)	(105,728,051)	9,791,800	88,203,147

Class R6 Shares

Shares sold	2,081,821	18,583,650	14,410,634	137,469,694

Reinvestment of distributions	719,312	6,482,461	1,105,497	10,089,715

Shares redeemed	(14,098,911)	(126,232,944)	(14,517,008)	(132,549,793)

	(11,297,778)	(101,166,833)	999,123	15,009,616

Class P Shares

Shares sold	109,522	1,004,380	535	5,173

Reinvestment of distributions	194,572	1,768,497	259,507	2,356,053

Shares redeemed	(65,115)	(583,399)	(191,621)	(1,784,680)

	238,979	2,189,478	68,421	576,546

NET DECREASE	(39,474,221)	$(350,046,580)	(11,905,610)	$(113,543,634)

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	2,297,327	$12,528,137	2,213,783	$11,972,281

Reinvestment of distributions	927,519	5,047,598	939,267	5,087,467

Shares redeemed	(5,694,551)	(30,904,799)	(3,885,071)	(21,103,954)

	(2,469,705)	(13,329,064)	(732,021)	(4,044,206)

Class C Shares

Shares sold	172,441	949,346	111,240	605,966

Reinvestment of distributions	33,820	184,354	37,223	201,897

Shares redeemed	(186,650)	(1,012,903)	(395,084)	(2,150,898)

	19,611	120,797	(246,621)	(1,343,035)

Institutional Shares

Shares sold	5,588,503	30,502,559	13,131,419	72,197,375

Reinvestment of distributions	1,894,230	10,335,782	2,086,993	11,337,563

Shares redeemed	(9,905,549)	(54,146,510)	(26,121,787)	(142,328,176)

	(2,422,816)	(13,308,169)	(10,903,375)	(58,793,238)

Service Shares

Shares sold	255,037	1,399,100	113,442	628,016

Reinvestment of distributions	40,532	220,623	46,864	254,075

Shares redeemed	(296,128)	(1,609,043)	(518,165)	(2,802,220)

	(559)	10,680	(357,859)	(1,920,129)

Investor Shares

Shares sold	426,713	2,335,734	549,515	2,986,817

Reinvestment of distributions	88,098	480,168	138,697	752,908

Shares redeemed	(638,806)	(3,479,585)	(1,955,478)	(10,564,672)

	(123,995)	(663,683)	(1,267,266)	(6,824,947)

Class R6 Shares

Shares sold	4,879,635	27,332,485	2,461,029	13,741,243

Reinvestment of distributions	249,515	1,371,357	286,357	1,576,099

Shares redeemed	(1,443,635)	(7,946,020)	(11,315,593)	(62,000,593)

	3,685,515	20,757,822	(8,568,207)	(46,683,251)

Class R Shares

Shares sold	223,528	1,209,515	127,541	716,033

Reinvestment of distributions	43,956	239,190	41,235	222,919

Shares redeemed	(161,771)	(886,363)	(222,451)	(1,219,415)

	105,713	562,342	(53,675)	(280,463)

Class P Shares

Shares sold	97,947,618	534,878,159	93,648,233	507,416,515

Reinvestment of distributions	16,702,871	91,230,449	12,880,716	69,919,602

Shares redeemed	(59,629,931)	(325,468,246)	(103,781,129)	(566,130,941)

	55,020,558	300,640,362	2,747,820	11,205,176

NET INCREASE (DECREASE)	53,814,322	$294,791,087	(19,381,204)	$(108,684,093)

195

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Floating Rate Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	983,348	$8,689,313	261,991	$2,354,126

Reinvestment of distributions	44,923	396,460	24,372	213,664

Shares redeemed	(664,201)	(5,889,055)	(339,177)	(2,972,267)

	364,070	3,196,718	(52,814)	(404,477)

Class C Shares

Shares sold	55,602	491,312	49,920	448,253

Reinvestment of distributions	7,288	64,289	6,122	53,680

Shares redeemed	(45,899)	(405,976)	(99,744)	(880,855)

	16,991	149,625	(43,702)	(378,922)

Institutional Shares

Shares sold	11,685,915	103,570,771	45,541,885	406,601,883

Reinvestment of distributions	1,354,765	11,940,489	1,036,526	9,097,630

Shares redeemed	(5,683,950)	(49,862,742)	(39,203,406)	(349,544,207)

	7,356,730	65,648,518	7,375,005	66,155,306

Investor Shares

Shares sold	1,795,395	15,868,751	923,346	8,137,353

Reinvestment of distributions	109,733	972,321	46,529	408,705

Shares redeemed	(501,266)	(4,419,669)	(938,155)	(8,240,940)

	1,403,862	12,421,403	31,720	305,118

Class R6 Shares

Shares sold	1,411,779	12,447,458	2,324,362	20,305,144

Reinvestment of distributions	210,526	1,859,718	727,527	6,455,624

Shares redeemed	(527,054)	(4,665,764)	(39,539,101)	(350,263,715)

	1,095,251	9,641,412	(36,487,212)	(323,502,947)

Class R Shares

Shares sold	1,261	11,052	21,961	191,057

Reinvestment of distributions	2,511	22,132	1,021	8,936

Shares redeemed	(512)	(4,509)	(1,784)	(15,441)

	3,260	28,675	21,198	184,552

Class P Shares

Shares sold	55,345,074	487,230,882	114,031,351	1,016,031,217

Reinvestment of distributions	19,002,935	167,698,051	25,207,004	221,502,003

Shares redeemed	(114,018,211)	(1,004,769,292)	(361,275,254)	(3,181,412,272)

	(39,670,202)	(349,840,359)	(222,036,899)	(1,943,879,052)

NET DECREASE	(29,430,038)	$(258,754,008)	(251,192,704)	$(2,201,520,422)

196

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	191,231	$1,513,766	101,210	$798,031

Reinvestment of distributions	32,299	253,172	28,832	227,586

Shares redeemed	(192,217)	(1,494,399)	(348,928)	(2,769,324)

	31,313	272,539	(218,886)	(1,743,707)

Institutional Shares

Shares sold	3,227,554	25,380,241	4,188,365	32,458,970

Reinvestment of distributions	399,482	3,134,192	290,782	2,292,869

Shares redeemed	(2,367,883)	(18,503,019)	(4,004,456)	(31,605,029)

	1,259,153	10,011,414	474,691	3,146,810

Separate Account Institutional Shares

Shares sold	657,008	5,177,374	1,246,357	9,998,799

Reinvestment of distributions	514,094	4,035,090	466,993	3,684,934

Shares redeemed	(2,495,052)	(19,627,244)	(2,934,294)	(23,684,928)

	(1,323,950)	(10,414,780)	(1,220,944)	(10,001,195)

Investor Shares

Shares sold	630,889	4,960,010	1,307,523	10,576,428

Reinvestment of distributions	55,297	433,618	34,519	271,587

Shares redeemed	(858,810)	(6,758,075)	(291,287)	(2,411,688)

	(172,624)	(1,364,447)	1,050,755	8,436,327

Class R6 Shares

Shares sold	4,740,601	37,237,646	2,001,555	16,180,238

Reinvestment of distributions	1,376,557	10,807,845	1,395,408	10,999,643

Shares redeemed	(13,717,140)	(105,620,207)	(5,532,216)	(43,427,527)

	(7,599,982)	(57,574,716)	(2,135,253)	(16,247,646)

Class P Shares

Shares sold	17,586,702	135,097,058	7,646,214	60,938,268

Reinvestment of distributions	1,228,547	9,646,041	721,778	5,693,627

Shares redeemed	(7,685,299)	(60,434,337)	(6,095,345)	(48,729,386)

	11,129,950	84,308,762	2,272,647	17,902,509

NET INCREASE	3,323,860	$25,238,772	223,010	$1,493,098

197

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued) March 31, 2024

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration High Yield Fund

	For the Fiscal Year Ended March 31, 2024		For the Fiscal Year Ended March 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	6,308	$49,345	6,823	$55,202

Reinvestment of distributions	4,897	38,247	7,934	62,039

Shares redeemed	(36,740)	(285,552)	(83,414)	(657,635)

	(25,535)	(197,960)	(68,657)	(540,394)

Class C Shares

Shares sold	674	5,300	—	—

Reinvestment of distributions	545	4,249	771	6,026

Shares redeemed	(5,495)	(42,313)	(7,414)	(58,151)

	(4,276)	(32,764)	(6,643)	(52,125)

Institutional Shares

Shares sold	395,166	3,061,815	222,963	1,769,261

Reinvestment of distributions	73,534	573,989	83,863	656,559

Shares redeemed	(414,134)	(3,223,104)	(1,063,217)	(8,352,135)

	54,566	412,700	(756,391)	(5,926,315)

Investor Shares

Shares sold	138,164	1,069,581	5,676	45,647

Reinvestment of distributions	7,899	61,216	13,455	105,398

Shares redeemed	(291,115)	(2,239,923)	(145,284)	(1,148,379)

	(145,052)	(1,109,126)	(126,153)	(997,334)

Class R6 Shares

Shares sold	170,833	1,340,000	1,546,575	12,679,005

Reinvestment of distributions	53,314	416,079	57,988	453,015

Shares redeemed	(103,412)	(800,000)	(1,329,030)	(10,550,000)

	120,735	956,079	275,533	2,582,020

Class R Shares(a)

Shares sold	2	12	—	—

Reinvestment of distributions	169	1,321	174	1,360

Shares redeemed	(3,655)	(28,765)	—	—

	(3,484)	(27,432)	174	1,360

Class P Shares

Shares sold	464,025	3,639,500	293,023	2,321,000

Reinvestment of distributions	230,810	1,798,494	390,584	3,078,001

Shares redeemed	(990,627)	(7,735,873)	(10,419,545)	(82,807,000)

	(295,792)	(2,297,879)	(9,735,938)	(77,407,999)

NET DECREASE	(298,838)	$(2,296,382)	(10,418,075)	$(82,340,787)

(a)	At the close of business on February 13, 2024, Class R Shares of the Fund were liquidated.

198

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Emerging Markets Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund and Goldman Sachs Short Duration High Yield Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Emerging Markets Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund and Goldman Sachs Short Duration High Yield Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 28, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

199

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2024 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024, which represents a period of 183 days of a 366-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Credit Fund				Emerging Markets Debt Fund				High Yield Fund

Share Class	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*
Class A
Actual	$1,000.00	$1,081.40		$6.03	$1,000.00	$1,116.00		$5.90	$1,000.00	$1,074.80		$5.08
Hypothetical 5% return	1,000.00	1,019.20	+	5.85	1,000.00	1,019.40	+	5.63	1,000.00	1,020.10	+	4.94
Class C
Actual	1,000.00	1,074.90		9.89	1,000.00	1,112.00		9.85	1,000.00	1,070.80		8.95
Hypothetical 5% return	1,000.00	1,015.50	+	9.61	1,000.00	1,015.70	+	9.40	1,000.00	1,016.40	+	8.71
Institutional
Actual	1,000.00	1,083.50		4.47	1,000.00	1,118.70		4.47	1,000.00	1,076.30		3.52
Hypothetical 5% return	1,000.00	1,020.70	+	4.33	1,000.00	1,020.80	+	4.27	1,000.00	1,021.60	+	3.43
Service
Actual	—	—		—	—	—		—	1,000.00	1,075.80		6.12
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,019.10	+	5.95
Investor
Actual	1,000.00	1,082.80		4.73	1,000.00	1,118.60		4.58	1,000.00	1,076.10		3.78
Hypothetical 5% return	1,000.00	1,020.50	+	4.59	1,000.00	1,020.70	+	4.37	1,000.00	1,021.40	+	3.68
Class R6
Actual	1,000.00	1,083.50		4.51	1,000.00	1,118.80		4.41	1,000.00	1,076.30		3.47
Hypothetical 5% return	1,000.00	1,020.70	+	4.38	1,000.00	1,020.80	+	4.21	1,000.00	1,021.70	+	3.38
Class R
Actual	—	—		—	—	—		—	1,000.00	1,073.60		6.37
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,018.90	+	6.20
Class P
Actual	1,000.00	1,083.50		4.42	1,000.00	1,117.60		4.42	1,000.00	1,076.40		3.47
Hypothetical 5% return	1,000.00	1,020.80	+	4.29	1,000.00	1,020.80	+	4.22	1,000.00	1,021.70	+	3.38

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P

Emerging Markets Credit	1.16%	1.91%	0.86%	—%	0.91%	0.87%	—%	0.85%

Emerging Markets Debt	1.12	1.87	0.85	—	0.87	0.84	—	0.84

High Yield	0.98	1.73	0.68	1.18	0.73	0.67	1.23	0.67

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2024 (Unaudited) (continued)

	High Yield Floating Rate Fund				Investment Grade Credit Fund				Short Duration High Yield Fund

Share Class	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*	Beginning Account Value 10/1/23	Ending Account Value 3/31/24		Expenses Paid for the 6 months ended 3/31/24*
Class A
Actual	$1,000.00	$1,050.00		$5.52	$1,000.00	$1,083.00		$3.70	$1,000.00	$1,054.30		$ 7.46
Hypothetical 5% return	1,000.00	1,019.60	+	5.44	1,000.00	1,021.50	+	3.59	1,000.00	1,017.70	+	7.33
Class C
Actual	1,000.00	1,046.10		9.33	—	—		—	1,000.00	1,050.40		11.38
Hypothetical 5% return	1,000.00	1,015.90	+	9.20	—	—		—	1,000.00	1,013.90	+	11.18
Institutional
Actual	1,000.00	1,051.70		3.86	1,000.00	1,083.30		1.98	1,000.00	1,056.00		5.77
Hypothetical 5% return	1,000.00	1,021.30	+	3.80	1,000.00	1,023.10	+	1.93	1,000.00	1,019.40	+	5.67
Separate Account Institutional
Actual	—	—		—	1,000.00	1,084.70		1.93	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,023.20	+	1.88	—	—		—
Investor
Actual	1,000.00	1,052.40		4.17	1,000.00	1,084.30		2.40	1,000.00	1,057.00		6.16
Hypothetical 5% return	1,000.00	1,021.00	+	4.10	1,000.00	1,022.70	+	2.33	1,000.00	1,019.00	+	6.05
Class R6
Actual	1,000.00	1,051.70		3.73	1,000.00	1,084.70		1.93	1,000.00	1,057.50		5.73
Hypothetical 5% return	1,000.00	1,021.40	+	3.67	1,000.00	1,023.20	+	1.88	1,000.00	1,019.40	+	5.62
Class R
Actual	1,000.00	1,048.70		6.81	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,018.40	+	6.71	—	—		—	—	—		—
Class P
Actual	1,000.00	1,052.90		3.80	1,000.00	1,084.80		1.93	1,000.00	1,056.10		5.72
Hypothetical 5% return	1,000.00	1,021.30	+	3.74	1,000.00	1,023.20	+	1.88	1,000.00	1,019.40	+	5.62

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class R6	Class R	Class P

High Yield Floating Rate	1.08%	1.83%	0.75%	—%	0.81%	0.73%	1.33%	0.74%

Investment Grade Credit	0.71	—	0.38	0.37	0.46	0.37	—	0.37

Short Duration High Yield	1.46	2.22	1.13	—	1.21	1.12	—	1.12

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 13-14, 2024, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

202

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,39

203

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	Verizon Communications Inc.
Cheryl K. Beebe Age: 68	Trustee	Since 2024

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); Director, HanesBrands Inc. (2020–Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)
Dwight L. Bush Age: 67	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 70	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	None

204

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado Age: 64	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 61	Trustee	Since 2021

Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock.

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	None

Lawrence Hughes Age: 65	Trustee	Since 2024	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	None

John F. Killian Age: 69	Trustee	Since 2024

Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 65	Trustee	Since 2024

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				180	None

205

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Michael Latham Age:58	Trustee	Since 2024	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Goldman Sachs Credit Income Fund.	181	None

Lawrence W. Stranghoener Age:69	Trustee	Since 2024

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011- 2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund. Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				181	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Paul C. Wirth Age:66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-Present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	180	None

206

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara* Age:61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	181	None

*

Mr. McNamara is considered to be an “Interested Trustee” of the Trust because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of March 31, 2024.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2024, Goldman Sachs Trust consisted of 87 portfolios (85 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 7 portfolios; Goldman Sachs ETF Trust consisted of 68 portfolios (36 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public and has since been deregistered as an investment company.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Information as of the date of this shareholder report. Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

207

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel,Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of March 31, 2024.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2024, 0.02% of the dividends paid from net investment company taxable income by the High Yield Floating Rate Fund qualifies for the dividends received deduction available to corporations.

For the fiscal year ended March 31, 2024, the Emerging Markets Debt, High Yield Floating Rate, High Yield, Investment Grade Credit, and Short Duration High Yield Funds, respectively, designate 97.25%, 100%, 98.88%, 100%, and 100% respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

For the year ended March 31, 2024, 0.03% and 0.08% of the dividends paid from net investment company taxable income by the High Yield and Short Duration High Yield Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

208

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.56 trillion in assets under supervision as of March 31, 2024, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]
∎	Short Duration High Yield Fund[5]

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[6]
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[7]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
[7]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn more about our exchange-traded funds.

GOLDMAN SACHS & CO. LLC
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser

Diversification does not protect an investor from market risk and does not ensure a profit. Views and opinions expressed are for informational purposes only and do not constitute a recommendation by Goldman Sachs Asset Management to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.

Fund holdings and allocations shown are as of March 31, 2024 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

A summary prospectus, if available, or a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund's objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Funds.

© 2024 Goldman Sachs. All rights reserved. 370200-OTU-2028238 SSFIAR-24

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 14(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy and Michael Latham are each an “audit committee financial expert” and “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2024	2023	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,834,921	$2,590,218	Financial Statement audits.

Audit-Related Fees:

• PwC	$233,100	$516,600	Other attest services.

Tax Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2024	2023	Description of Services Rendered
Audit-Related Fees:

• PwC	$2,122,312	$2,075,449	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2024 and March 31, 2023 were approximately $233,100 and $516,600, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2023 and December 31, 2022 were approximately $18.0 million and $17.1 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2023 and 2022 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not Applicable.

(b)	Not Applicable.

ITEM 14.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 3, 2024

By:	/s/ Joseph F. DiMaria
Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	June 3, 2024